UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

The now six-year-old bull market in equities continued through the six months ended April 30, 2015, the period of this report, after notching its sixth-consecutive calendar year of positive returns in 2014. From its financial-crisis low in March 2009, the S&P 500 Index[1] has grown more than 200%. Returns have been modest so far in 2015, with the S&P 500 Index gaining just less than 2% through April, yet the Index generally managed to stay in positive territory during the period.

A stronger U.S. dollar, a result of divergent domestic and foreign central-bank policies, and cheaper oil, due to a supply glut unmatched by demand, were market drivers during the period.

In addition, central banks around the globe continue to play an important role in influencing investor and market movement.

On the domestic front, the U.S. Federal Reserve (Fed) ended its bond-buying quantitative-easing (QE) program in late 2014. Now, investor focus is centered on Fed meetings to determine the timeline for future rate hikes, which is dependent on the rate of economic growth, employment rates, and inflation expectations. Currently, rate increases are expected to take place in late 2015. When the Fed begins to raise rates, the shift is likely to be felt by fixed-income investors in particular, as bonds are generally more sensitive to shifting rates than equities.

Though QE ended in the U.S., it is still in use overseas. The Bank of Japan ramped up their existing QE program to stimulate growth by increasing the amount of purchases in their bond-buying program. The European Central Bank started its own program of bond purchases in early 2015 to lower borrowing costs in hopes of stimulating the sluggish economies in the Eurozone. In particular, Greece remains a source of concern as it tries to negotiate its debt repayment to satisfy its creditors.

As the second half of the year approaches, the continuing role of central banks and macroeconomic events in financial markets serves as an important reminder to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Funds – Domestic Equity Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Capital Appreciation A2	5.65%	12.08%	11.97%	8.66%
Capital Appreciation A3	-0.16%	5.92%	10.71%	8.05%
Capital Appreciation B2	5.19%	11.13%	11.03%	7.96%	[4]
Capital Appreciation B3	1.50%	7.23%	10.77%	7.96%	[4]
Capital Appreciation C2	5.31%	11.30%	11.18%	7.89%
Capital Appreciation C3	4.56%	10.51%	11.18%	7.89%
Capital Appreciation I2	5.78%	12.41%	12.30%	8.95%
Capital Appreciation R3[2]	5.46%	11.71%	11.66%	8.48%
Capital Appreciation R4[2]	5.64%	12.08%	12.01%	8.77%
Capital Appreciation R5[2]	5.80%	12.41%	12.34%	9.04%
Capital Appreciation R6[2,5]	5.86%	12.50%	12.45%	9.13%
Capital Appreciation Y2	5.84%	12.48%	12.45%	9.13%
Russell 3000 Index	4.74%	12.74%	14.33%	8.66%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Captial Appreciation Class A	1.10%	1.10%
Captial Appreciation Class B	1.95%	1.95%
Captial Appreciation Class C	1.81%	1.81%
Captial Appreciation Class I	0.76%	0.76%
Captial Appreciation Class R3	1.40%	1.40%
Captial Appreciation Class R4	1.10%	1.10%
Captial Appreciation Class R5	0.80%	0.80%
Captial Appreciation Class R6	0.70%	0.70%
Captial Appreciation Class Y	0.70%	0.70%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Saul J. Pannell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Frank D. Catrickes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Director, Risk Management

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund returned 5.65%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 4.74% and 4.40%, respectively, for the same period. The Fund also outperformed the 4.57% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strongly with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December,

U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

3

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Eight of ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Consumer Discretionary (+11%), Healthcare (+9%) and Information Technology (+7%) sectors, while the Energy (-5%) , Utilities (-1%) and Telecommunication Services (+2%) sectors lagged on a relative basis.

The Fund outperformed the Russell 3000 Index driven primarily by strong stock selection within the Consumer Discretionary, Consumer Staples and Financials sectors. Stock selection within Energy and Information Technology detracted modestly from returns. Sector allocation, a result of bottom-up stock selection, also contributed to results relative to the the Russell 3000 Index driven by our overweight to Information Technology and underweights to Utilities and Financials.

NXP Semiconductor (Information Technology), Sony (Consumer Discretionary) and Uber Technologies (Information Technology) contributed to relative returns over the period. The share price of NXP Semiconductor, a Netherlands-based semiconductor company, moved higher as it continues to maintain its status as a well-positioned semiconductor manufacturer. The stock outperformed over the period following the announcement of a merger with semiconductor company Freescale, which would make the combined company one of the largest firms in the industry. Shares of Sony, a Japan-based manufacturer of electronic equipment for consumers and industry, rose on optimism that the company will emerge stronger after exiting the PC business. Shares of Uber Technologies, a U.S.-based ride-sharing service, increased over the period due to an increase in bookings that came in ahead of projections. Additionally, Baidu, a leading search engine in China, announced that it intends to invest $600 million in Uber and connect its mapping and search features with Uber in China. Apple (Information Technology) and Bristol-Myers (Healthcare) contributed to results on an absolute basis over the period.

The top detractors from relative performance included Micron Technology (Information Technology), Petrobas (Energy), and Pioneer Natural Resources (Energy). Shares of Micron Technology, a U.S.-based semiconductor manufacturer, fell as investors worried about the demand outlook for the DRAM market. Shares of Petrobas, a Brazil-based integrated oil and gas company, fell due to President Dilma Rousseff’s re-election which is viewed negatively for the stock and because the company was forced to delay publication of third quarter earnings results due to an investigation on corruption being conducted by the Brazilian Federal Police. A sharp decline in oil prices further pressured the stock price. U.S.-based independent oil and gas exploration company Pioneer Natural Resources’ shares underperformed amid falling oil prices, as lower crude prices have caused a major retrenchment in oil company exploration and production spending.

Derivatives were not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We are constructive about the prospects for 2015. Our research leads us to believe that more opportunities for active managers now exist in equity markets as correlations within indexes move lower and dispersion of returns within sectors increases. As markets for equities continue to deepen, we expect the environment for active management to improve. Despite what we see as valuations that are higher than recent normal levels, we remain constructive on the U.S. Economic fundamentals continue to improve and our growth outlook remains positive. Top line revenue growth, stock specific risk opportunities, and returns on capital have led the way in a modestly rising market year-to-date.

At the end of the period, our largest overweights were to the Healthcare and Information Technology sectors, while our largest underweights were to the Consumer Staples and Energy sectors, relative to the Russell 3000 Index.

4

Hartford Core Equity Fund inception 04/30/1998

(formerly The Hartford Disciplined Equity Fund)

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Core Equity A2	7.25%	16.64%	15.58%	8.41%
Core Equity A3	1.35%	10.22%	14.28%	7.80%
Core Equity B2	6.87%	15.74%	14.71%	7.83%	[4]
Core Equity B3	1.87%	10.74%	14.47%	7.83%	[4]
Core Equity C2	6.89%	15.85%	14.76%	7.62%
Core Equity C3	5.89%	14.85%	14.76%	7.62%
Core Equity I2,5	7.30%	16.69%	15.59%	8.41%
Core Equity R3[2]	7.12%	16.31%	15.38%	8.31%
Core Equity R4[2]	7.32%	16.72%	15.73%	8.57%
Core Equity R5[2]	7.43%	17.07%	16.07%	8.85%
Core Equity R6[2,5]	7.45%	17.06%	16.11%	8.91%
Core Equity Y2	7.50%	17.11%	16.12%	8.92%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 03/31/2015. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I and R6 shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

5

Hartford Core Equity Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Core Equity Class A	0.79%	1.07%
Core Equity Class B	1.54%	2.19%
Core Equity Class C	1.54%	1.76%
Core Equity Class I	0.54%	0.76%
Core Equity Class R3	1.09%	1.40%
Core Equity Class R4	0.79%	1.04%
Core Equity Class R5	0.49%	0.74%
Core Equity Class R6	0.45%	0.61%
Core Equity Class Y	0.49%	0.61%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of the Hartford Core Equity Fund returned 7.25%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 4.40% for the same period. The Fund outperformed the 3.92% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strong with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar negatively affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the

U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

Eight out of ten sectors in the S&P 500 Index rose during the period, with Consumer Discretionary (+12%), Healthcare (+7%), and Information Technology (+6%), performing the best. Energy (-5%) and Utilities (-1%) lagged on a relative basis during the period.

Overall, outperformance versus the S&P 500 Index was driven by strong security selection, primarily within the Consumer Staples, Industrials, and Healthcare sectors. This more than offset negative stock selection within the Consumer Discretionary sector. Sector allocation, a result of the bottom up stock selection process, also contributed to outperformance relative to the S&P 500 Index during the period, in part due to our underweight to Energy and overweight to Consumer Discretionary. This was partially offset by our overweight to Utilities and Consumer Staples. The Fund’s modest cash position detracted from relative performance in an upward-trending market.

The top contributors to relative performance were Omnicare (Healthcare), Dollar Tree (Consumer Discretionary), and AutoZone (Consumer Discretionary). Shares of Omnicare, a healthcare services company offering long term and specialty care services, rose due to news on the potential sale of the company. Shares of Dollar Tree, a U.S.-based discount variety store, rose after the company posted better-than-expected quarterly earnings and increased its guidance for the full fiscal year. Shares of AutoZone, a

6

Hartford Core Equity Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

U.S.-based retailer of aftermarket auto parts, moved higher amid solid quarterly earnings and the announcement of an additional $750 million stock buyback authorization. In addition, our position in Apple (Information Technology) was a top contributor to absolute performance.

The top detractors from relative performance were Biogen (Healthcare), Ralph Lauren (Consumer Discretionary), and Amazon.com (Consumer Discretionary). Shares of Biogen, a U.S.-based biotechnology company, underperformed after the firm reported disappointing earnings. Shares of Ralph Lauren, a producer of apparel, accessories, fragrances, and home furnishings, fell during the period after management reported disappointing revenue and earnings, driven in part by a strengthening U.S. Dollar that adversely affected exports. Shares of Amazon.com, a U.S.-based leader in the online e-commerce industry, outperformed after the company posted better than expected quarterly earnings. Not owning this S&P 500 Index-component stock weighed on relative performance during the period. Top absolute detractors also included Qualcomm (Information Technology) and Salix Pharmaceuticals (Healthcare).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Overall, we continue to find what we consider to be attractively valued stocks with the characteristics we seek. We are cautiously optimistic about the outlook for the U.S. economy and for equity markets, and we continue to monitor policy decisions and economic trends that may impact our holdings. We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection for seeking to generate outperformance relative to the S&P 500 Index.

At the end of the period, our largest overweight positions relative to the S&P 500 Index were to Healthcare, Consumer Staples, and Consumer Discretionary, while our largest underweights were in Financials and Energy.

7

The Hartford Dividend and Growth Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Dividend & Growth A2	3.88%	9.90%	12.69%	8.51%
Dividend & Growth A3	-1.83%	3.86%	11.42%	7.90%
Dividend & Growth B2	3.41%	8.88%	11.69%	7.76%	[4]
Dividend & Growth B3	-1.30%	3.93%	11.43%	7.76%	[4]
Dividend & Growth C2	3.50%	9.08%	11.86%	7.71%
Dividend & Growth C3	2.56%	8.10%	11.86%	7.71%
Dividend & Growth I2	4.00%	10.13%	12.96%	8.77%
Dividend & Growth R3[2]	3.71%	9.52%	12.36%	8.30%
Dividend & Growth R4[2]	3.89%	9.89%	12.71%	8.61%
Dividend & Growth R5[2]	4.03%	10.19%	13.06%	8.87%
Dividend & Growth R6[2,5]	4.11%	10.33%	13.16%	8.97%
Dividend & Growth Y2	4.07%	10.28%	13.15%	8.96%
Russell 1000 Value Index	2.89%	9.31%	13.39%	7.51%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

8

The Hartford Dividend and Growth Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Dividend and Growth Class A	1.02%	1.02%
Dividend and Growth Class B	1.94%	1.96%
Dividend and Growth Class C	1.77%	1.77%
Dividend and Growth Class I	0.81%	0.81%
Dividend and Growth Class R3	1.35%	1.35%
Dividend and Growth Class R4	1.04%	1.04%
Dividend and Growth Class R5	0.74%	0.74%
Dividend and Growth Class R6	0.64%	0.64%
Dividend and Growth Class Y	0.64%	0.64%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Dividend and Growth Fund returned 3.88%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 4.40% for the same period. The Fund outperformed the 3.0% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strong with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening

U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

Eight out of ten sectors in the S&P 500 Index rose during the period, with Consumer Discretionary (+12%), Healthcare (+7%), and Information Technology (+6%), performing the best. Energy (-5%) and Utilities (-1%) lagged on a relative basis during the period.

Overall sector allocation, a result of the bottom up stock selection process, detracted from performance relative to the S&P 500 Index during the period, in part due to our underweight to Consumer Discretionary and Information Technology and overweight to

9

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Financials. This was partially offset by our overweight to the Healthcare sector. The Fund’s modest cash position detracted from relative performance in an upward-trending market. Security selection in the Industrials and Information Technology sectors contributed to relative performance, while selection in Energy and Financials detracted.

The Fund’s top detractors from performance relative to the S&P 500 Index included Apple (Information Technology), Amazon.com (Information Technology) and Prudential Financial (Financials). Shares of Apple, a designer, manufacturer, and marketer of mobile communications and media devices, rose after the company posted better-than-expected revenue and an increase in gross margins. Being underweight this benchmark-component stock weighed on relative performance during the period. Shares of Amazon.com, a U.S.-based leader in the online e-commerce industry, outperformed after the company posted better than expected quarterly earnings. Not owning this benchmark-component stock weighed on relative performance during the period. Shares of Prudential Financial, a leading provider of insurance and financial services both in the U.S. and globally, underperformed along with the broader financials sector amid an unfavorable interest rate environment and lackluster earnings sentiment. Top absolute detractors also included Exxon Mobil (Energy), Chevron (Energy), and Johnson & Johnson (Healthcare).

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Equifax (Industrials), Lowe’s (Consumer Discretionary), and CVS (Consumer Staples). Shares of Equifax, a U.S.-based provider of information solutions and human resources business process outsourcing services, outperformed during the period due to acceleration in growth of all business segments, favorable mortgage market conditions, and the smooth integration of recent acquisitions. Shares of Lowe’s, a retailer engaged in the retail sale of home improvement products, rose due to positive trends in home improvement. Shares of CVS, a U.S.-based retail pharmacy, outperformed after the company reaffirmed five-year growth targets and announced a dividend increase and robust share-repurchase forecast. Top absolute performers also included Apple (Information Technology).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We continue to search for investment ideas that fit with our process and philosophy. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, stocks in industries with improving supply/demand trends, and solid companies that are temporarily out of favor. At the end of the period, our largest overweights were to Financials, Industrials, and Healthcare, while we remained underweight consumer Discretionary, Information Technology, and Consumer Staples, relative to the S&P 500 Index.

10

The Hartford Equity Income Fund inception 08/28/2003

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Equity Income A2	3.53%	7.06%	13.34%	8.55%
Equity Income A3	-2.17%	1.17%	12.07%	7.94%
Equity Income B2	3.45%	6.91%	12.69%	7.84%	[4]
Equity Income B3	-1.54%	1.91%	12.44%	7.84%	[4]
Equity Income C2	3.19%	6.30%	12.52%	7.78%
Equity Income C3	2.19%	5.30%	12.52%	7.78%
Equity Income I2	3.67%	7.37%	13.65%	8.81%
Equity Income R3[2]	3.36%	6.71%	12.97%	8.34%
Equity Income R4[2]	3.56%	7.07%	13.32%	8.62%
Equity Income R5[2]	3.70%	7.36%	13.67%	8.91%
Equity Income R6[2,5]	3.69%	7.45%	13.77%	9.00%
Equity Income Y2	3.68%	7.45%	13.77%	9.00%
Russell 1000 Value Index	2.89%	9.31%	13.39%	7.51%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

The Hartford Equity Income Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Equity Income Class A	1.03%	1.03%
Equity Income Class B	1.91%	1.91%
Equity Income Class C	1.76%	1.76%
Equity Income Class I	0.76%	0.76%
Equity Income Class R3	1.37%	1.37%
Equity Income Class R4	1.06%	1.06%
Equity Income Class R5	0.76%	0.76%
Equity Income Class R6	0.66%	0.66%
Equity Income Class Y	0.66%	0.66%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Equity Income Fund returned 3.53%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 2.89% for the same period. The Fund also outperformed the 3.0% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strong with stocks rallying in early November after positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

During the period eight out of ten sectors within the Russell 1000 Value Index posted positive absolute returns, with Consumer Discretionary (+11%), Healthcare (+9%), and Industrials (+3%) performing the best. Energy (-6%), Utilities (-1%), and Telecommunication Services (+1%) lagged the index on a relative basis during the period.

Overall, outperformance versus the Russell 1000 Value Index was driven by strong security selection, primarily within the Information

12

The Hartford Equity Income Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Technology and Consumer Staples sectors. This more than offset negative stock selection within Healthcare and Utilities. Sector allocation, driven by our bottom-up stock selection process, modestly detracted from relative returns during the period, primarily due to an underweight to Materials and Healthcare.

Top contributors to relative returns included Kraft Foods (Consumer Staples), Analog Devices (Information Technology), and Home Depot (Consumer Discretionary). Shares of Kraft Foods, a U.S.-based food manufacturer and processor, rose on the back of news that Heinz is to take over the U.S. food manufacturer in a deal which will create one of North America’s biggest food companies and bring together some of the biggest household brands in the U.S., ranging from Heinz ketchup to Jell-O desserts. Shares of Analog Devices, a semiconductor company focused on industrial, communications, and automotive end-markets, rose based on strong earnings reports. Shares of Home Depot, a U.S.-based home improvement retailer, rose due to positive trends in home improvement. Top absolute contributors to performance for the period also included Cisco Systems (Information Technology).

Top detractors from relative performance during the period included Suncor Energy (Energy), National Grid (Utilities), and UnitedHealth (Healthcare). Shares of Suncor, a producer of crude oil, primarily from the oil sands in Alberta, Canada, fell due to a massive decline in oil prices. Shares of National Grid, a U.K.-based regulatory utility with attractive U.S. transmission assets, moved lower during the period due to an uptick in interest rates and improved risk sentiment which caused investors to shift capital away from the traditionally defensive utility sector, weighing on the company’s stock price. Shares of UnitedHealth, a U.S.-based health insurance company, rose after the company announced its plans to purchase Catamaran, a pharmacy-benefit manager company. Not owning this benchmark-component stock weighed on relative performance during the period. Top detractors from absolute performance also included Exxon Mobil (Energy), Johnson & Johnson (Healthcare), and Chevron (Energy).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We remain cautiously optimistic as we enter the next period. We remain diligent in applying our process to find quality companies with what we consider to be superior dividend yields, total return potential, and discounted valuations. We believe our portfolio holdings are balanced and well-positioned to weather uncertainty in the markets, which we expect to persist in the coming months.

Our sector positioning did not change significantly during the period. At the end of the period, our largest overweights were to the Information Technology, Industrials, and Telecommunication

Services sectors, while our largest underweights were to the Financials and Consumer Discretionary sectors, relative to the Russell 1000 Value Index.

13

The Hartford Growth Opportunities Fund inception 03/31/1963

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Growth Opportunities A2	10.76%	23.67%	15.88%	10.89%
Growth Opportunities A3	4.66%	16.87%	14.57%	10.26%
Growth Opportunities B2	10.26%	22.59%	14.95%	10.21%	[4]
Growth Opportunities B3	6.00%	17.85%	14.72%	10.21%	[4]
Growth Opportunities C2	10.39%	22.81%	15.07%	10.10%
Growth Opportunities C3	9.54%	21.86%	15.07%	10.10%
Growth Opportunities I2	10.90%	23.98%	16.20%	11.20%
Growth Opportunities R3[2]	10.59%	23.29%	15.59%	10.74%
Growth Opportunities R4[2]	10.74%	23.69%	15.94%	11.04%
Growth Opportunities R5[2]	10.90%	24.04%	16.29%	11.30%
Growth Opportunities R6[2,5]	10.97%	24.16%	16.39%	11.40%
Growth Opportunities Y2	10.96%	24.14%	16.39%	11.40%
Russell 1000 Growth Index	6.54%	16.67%	15.49%	9.62%
Russell 3000 Growth Index	6.59%	16.50%	15.45%	9.69%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

The Hartford Growth Opportunities Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Opportunities Class A	1.15%	1.15%
Growth Opportunities Class B	2.05%	2.07%
Growth Opportunities Class C	1.88%	1.88%
Growth Opportunities Class I	0.91%	0.91%
Growth Opportunities Class R3	1.45%	1.46%
Growth Opportunities Class R4	1.15%	1.15%
Growth Opportunities Class R5	0.85%	0.85%
Growth Opportunities Class R6	0.75%	0.75%
Growth Opportunities Class Y	0.75%	0.75%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Growth Opportunities Fund returned 10.76%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the Russell 3000 Growth Index, which returned 6.59% for the same period. The Fund also outperformed the Russell 1000 Growth Index, which returned 6.54% for the same period. The Fund outperformed the 5.57% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strongly with stocks rallying in early November after positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

The Russell 3000 Growth Index returned 6.6% over the period. Eight of the ten sectors in the Index rose during the period. Consumer Discretionary (+11%), Information Technology (+8%), and Healthcare (+8%) gained the most while Energy (-4%), Utilities (-1%), and Industrials (+2%) lagged the most on a relative basis over the period.

15

The Hartford Growth Opportunities Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Strong security selection within Information Technology, Consumer Discretionary, and Healthcare was the primary driver of outperformance relative to the Russell 3000 Growth Index during the period, more than offsetting weak selection within Industrials. Sector allocation, a result of our bottom-up stock selection process, detracted slightly from benchmark-relative performance.

Top contributors to relative performance during the period included Uber Technologies (Information Technology), Netflix (Consumer Discretionary), and Amazon (Consumer Discretionary). Private placement Uber Technologies, an innovative mobile application ridesharing service, was the largest contributor during the period. Uber has been expanding and growing at a rapid pace, penetrating new markets and increasing market share on a global scale. We initiated a position in Uber in 2014 and since that time the company has successfully completed additional rounds of financing at substantially increased valuations. Shares of Netflix, a U.S.-based provider of subscription service for television shows and movies via mail and digital streaming, rose due to improved marketing and content costs from global original content licensing, and expectations for long-term subscriber growth and earnings potential. Shares of Amazon, a U.S.-based leader in the online e-commerce industry, rose on healthy results from the U.S. retail side of the business. Amazon, the premier player in the cloud computing sector, with a broad range of networking services, continues to grow in the U.S. at approximately twice the pace of overall e-commerce with nearly 30% market share. Apple (Information Technology) was a top contributor on an absolute basis.

Top relative detractors from performance during the period included Pioneer (Energy), Alibaba (Information Technology), and Baidu (Information Technology). Shares of Pioneer, a U.S.-based independent oil and gas exploration company, detracted from performance relative to the Russell 3000 Growth Index during the period as the rapid decline in oil prices had a strongly negative impact across energy stocks. Shares of Alibaba, a China-based internet company that facilitates the vast majority of e-commerce in China, underperformed during the period due to worries about the slowing Chinese economy and concerns that Chinese consumers will shift to mobile shopping, curtailing advertising revenue. Shares of China-based internet search provider Baidu underperformed as the company reported 2014 fourth quarter earnings that were lower than consensus estimates. Lower earnings were driven by higher than expected selling, general, and administrative expenses, and issued revenue guidance below expectations. Yelp (Information Technology) and Haliburton (Energy) were also top detractors from absolute performance over the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The rally in global equity markets, and particularly growth stocks, continued in the first quarter of 2015. We believe equity markets will continue rewarding quality growth-oriented companies that are attractively valued and provide the potential for future growth for the portfolio. We strongly believe that the portfolio is well-positioned for future growth, with major holdings in what we believe are undervalued stocks trading at attractive multiples. We believe many of these holdings have ample room for future acceleration of earnings and that this growth will ultimately be recognized and compensated for in the market.

At the end of the period, the Fund’s largest sector overweights were Healthcare, Information Technology, and Consumer Discretionary, offsetting underweights to Consumer Staples, Energy, and Telecommunication Services sectors.

16

The Hartford Healthcare Fund inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Healthcare A2	11.84%	30.11%	21.78%	13.07%
Healthcare A3	5.69%	22.96%	20.41%	12.43%
Healthcare B2	11.39%	29.03%	20.77%	12.37%	[4]
Healthcare B3	6.39%	24.03%	20.58%	12.37%	[4]
Healthcare C2	11.46%	29.20%	20.92%	12.27%
Healthcare C3	10.46%	28.20%	20.92%	12.27%
Healthcare I2	12.00%	30.49%	22.15%	13.39%
Healthcare R3[2]	11.68%	29.70%	21.49%	12.92%
Healthcare R4[2]	11.84%	30.08%	21.86%	13.24%
Healthcare R5[2]	12.01%	30.50%	22.23%	13.53%
Healthcare Y2	12.04%	30.59%	22.33%	13.60%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%
S&P North American Health Care Sector Index	9.38%	28.48%	21.84%	12.20%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the NYSE MKT LLC, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

17

The Hartford Healthcare Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Healthcare Class A	1.33%	1.33%
Healthcare Class B	2.20%	2.20%
Healthcare Class C	2.06%	2.06%
Healthcare Class I	1.05%	1.05%
Healthcare Class R3	1.64%	1.64%
Healthcare Class R4	1.34%	1.34%
Healthcare Class R5	1.05%	1.05%
Healthcare Class Y	0.94%	0.94%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Kirk J. Mayer, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Healthcare Fund returned 11.84%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the S&P North American Health Care Sector Index, which returned 9.38% for the same period. The Fund also outperformed the S&P 500 Index, which returned 4.40% for the same period. The Fund underperformed the 12.59% average return of the average fund in the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health care stocks (+9%) outperformed both the broader U.S. market (+4%) and the global equity market (+5%) during the period, as measured by the S&P North American Health Care, S&P 500, and the MSCI World Indices respectively. Within the S&P North American Health Care Index, four of the five sub-sectors posted positive absolute returns. Biopharma mid-cap (+24%), health services (+15%), and medical technology (+8%) led while biopharma large-cap (+5%) and small-cap (0%) lagged the broader health care index.

The Fund outperformed the S&P North American Health Care Sector Index primarily due to positive stock selection, but sector allocation also contributed. Security selection was strongest in small-cap biopharma names and medical technology during the period. Overweight allocations to mid-cap biopharma names and health services as well as an underweight to large-cap biopharma contributed to relative performance. However, an overweight allocation to small-cap biopharma as well as a modest cash position in an upward trending market environment detracted from relative results during the period.

Holdings of Johnson & Johnson (pharma, biotech, & life sciences), TESARO (pharma, biotech, & life sciences) and NPS Pharmaceuticals (pharma, biotech, & life sciences) contributed most to results relative to the S&P North American Health Care Sector Index. Shares of Johnson & Johnson, a U.S.-based multinational medical devices, pharmaceutical and consumer packaged goods manufacturer, underperformed over the time period as strong results in pharmaceuticals were not enough to offset sluggish growth in their consumer and medical device segments. An underweight to the stock

18

The Hartford Healthcare Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

relative to the S&P North American Health Care Sector Index contributed to relative results. Shares of TESARO, an oncology-focused biopharmaceutical company, outperformed over the last six months due to building enthusiasm around an ovarian cancer drug currently undergoing clinical trials. NPS Pharmaceuticals, a U.S.-based biopharmaceutical company focused on developing therapies to treat orphan diseases, saw its stock soar on takeover rumors at the end of 2014 and was subsequently bought out by Shire, a global specialty biopharmaceutical company. Top contributors to absolute performance during the period also included Actavis (pharma, biotech, & life sciences) and Aetna (health care equipment & services).

Valeant Pharmaceuticals (pharma, biotech, & life sciences), Aerie Pharmaceuticals (pharma, biotech, & life sciences), and Pfizer (pharma, biotech, & life sciences) were the top detractors from performance relative to the S&P North American Health Care Sector Index. Shares of Valeant Pharmaceuticals, a multinational specialty pharmaceutical company, rose on strong fourth quarter results and an announcement the company would acquire Salix Pharmaceuticals, a U.S.-based specialist pharmaceutical company. Not owning the strong performing S&P North American Health Care Sector Index constituent weighed on relative returns. Shares of Aerie Pharmaceuticals, a U.S.-based pharmaceutical company, fell dramatically towards the end of the period on news that the company’s lead experimental eye drug candidate had failed to yield positive results in late-stage clinical trials. Not owning S&P North American Health Care Sector Index component Pfizer hurt relative performance as the U.S.-based pharmaceutical company saw shares rise on news of the company’s acquisition of Hospira, a manufacturer of injectable drugs and infusion technologies. Top detractors from absolute performance during the period also included Gilead Sciences (pharma, biotech, & life) and Regulus Therapeutics (pharma, biotech, & life).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe that there continue to be pockets of opportunity in biotech, but after a multi-year run of outstanding performance, near term prospects for the subsector appear to be mixed. We remain vigilant about short-term risk in the subsector and continue to seek what we consider to be attractively-valued mature companies with strong revenue growth, as well as the smaller companies with the most promising pipelines. Our bullish view of biomedical innovation is unchanged and, on that basis, so is our view of the long-term prospects for biotech.

We also remain optimistic about the broad outlook for the Healthcare sector. We believe that biomedical innovation is as robust as it has ever been and should fuel a decade or more of strong earnings growth for the most successful biopharmaceutical companies.

Evolving structures of healthcare markets globally may create clear performance separation between the best and the worst health care services companies. We believe that our approach of evaluating secular themes across a long time horizon will enable us to capitalize on these trends. As is our practice, we will aim to trim stocks on strength and to add on weakness in order to seek to generate favorable returns while minimizing risk.

19

The Hartford MidCap Fund inception 12/31/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
MidCap A2	6.38%	12.68%	14.14%	10.80%
MidCap A3	0.53%	6.48%	12.86%	10.17%
MidCap B2	5.91%	11.74%	13.16%	10.09%	[4]
MidCap B3	1.27%	6.85%	12.91%	10.09%	[4]
MidCap C2	6.00%	11.90%	13.34%	10.04%
MidCap C3	5.07%	10.92%	13.34%	10.04%
MidCap I2	6.48%	12.99%	14.43%	10.99%
MidCap R3[2]	6.21%	12.35%	13.82%	10.83%
MidCap R4[2]	6.40%	12.69%	14.18%	11.03%
MidCap R5[2]	6.53%	13.03%	14.52%	11.23%
MidCap R6[2,5]	6.60%	13.18%	14.64%	11.30%
MidCap Y2	6.57%	13.15%	14.64%	11.30%
S&P MidCap 400 Index	6.53%	12.28%	14.41%	10.59%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

20

The Hartford MidCap Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Class A	1.15%	1.15%
MidCap Class B	2.05%	2.05%
MidCap Class C	1.88%	1.88%
MidCap Class I	0.90%	0.90%
MidCap Class R3	1.47%	1.47%
MidCap Class R4	1.16%	1.16%
MidCap Class R5	0.86%	0.86%
MidCap Class R6	0.76%	0.76%
MidCap Class Y	0.76%	0.76%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford MidCap Fund returned 6.38%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 6.53% for the same period. The Fund also underperformed the 6.62% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strongly with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns also varied noticeably by market-cap, as mid-cap stocks (+7%) and small-cap stocks (+5%) outperformed large-cap stocks (+4%), as measured by the S&P MidCap 400, Russell 2000, and S&P 500 Indices, respectively. Within the S&P MidCap 400 Index, eight of the ten sectors posted positive returns. The Healthcare (+17%), Information Technology (+11%), and Consumer Staples, (+10%) sectors performed best while Energy (-10%) and Utilities (-2%) lagged.

The Fund underperformed the S&P MidCap 400 Index during the period primarily as a result of weak security selection. Stock selection was weakest in the Consumer Discretionary and Information Technology sectors, which more than offset positive stock selection in Industrials and Financials. Sector allocation, a result of our bottom up stock selection process, contributed to performance during the period due primarily to an overweight to the Healthcare and underweight to the Utilities sectors. Our overweight to Energy and Industrials detracted on a relative basis.

21

The Hartford MidCap Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Top relative detractors included Yelp (Information Technology), Skyworks Solutions (Information Technology), and HomeAway (Information Technology). Shares of Yelp, a web-based consumer review business, underperformed due to concerns about slowing growth. Skyworks Solutions, a U.S.-based semiconductor supplier with products sold to manufacturers of smart phones and other mobile devices, rose due to the success of the iPhone 6. Not owning this S&P MidCap 400 Index component stock weighed on relative performance during the period. Shares of HomeAway, an online vacation home rental service, declined during the period after management reduced earnings guidance. Top absolute detractors included Apollo Education (Consumer Discretionary).

Top contributors to performance relative to the S&P MidCap 400 Index included Equifax (Industrials), Incyte (Healthcare), and Monster Beverage (Consumer Staples). Shares of Equifax, a U.S.-based credit rating agency, outperformed during the period due to acceleration in growth of all business segments, favorable mortgage market conditions, and the smooth integration of recent acquisitions. Incyte is a drug developer company focused on the treatment of cancers, myelofibrosis, and inflammation. Shares rose on continuing positive news in the field of immuno-oncology, an approach that helps the body’s immune system to target tumors. Shares of Monster Beverage, a U.S.-based maker of energy drinks, outperformed as the company reported fourth quarter earnings that significantly exceeded consensus expectations, driven by higher than expected net revenue growth. Top absolute contributors for the period included Genpact (Information Technology) and Vantiv (Information Technology).

Derivatives were not used in this Fund and did not have an impact on performance during the period.

What is the outlook?

We believe the Fund is well positioned for the current market environment. We ended the period overweight Healthcare, including an allocation to market leading biotech companies and, increasingly, to medical device and service providers. We were modestly overweight Information Technology and Industrials, and we continued to have a small overweight in Energy stocks with what we consider to be strong balance sheets and competitively advantaged assets. Our largest underweight was to the Financials sector, where we continue to believe REITs are fundamentally less attractive than other opportunities.

22

The Hartford MidCap Value Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
MidCap Value A2	6.20%	8.94%	13.49%	9.66%
MidCap Value A3	0.36%	2.95%	12.21%	9.04%
MidCap Value B2	5.69%	8.01%	12.61%	9.02%	[4]
MidCap Value B3	1.09%	3.31%	12.36%	9.02%	[4]
MidCap Value C2	5.79%	8.12%	12.68%	8.85%
MidCap Value C3	4.87%	7.18%	12.68%	8.85%
MidCap Value I2	6.34%	9.33%	13.90%	9.85%
MidCap Value R3[2]	5.97%	8.58%	13.24%	9.77%
MidCap Value R4[2]	6.16%	8.95%	13.59%	9.94%
MidCap Value R5[2]	6.37%	9.33%	13.92%	10.10%
MidCap Value Y2	6.41%	9.36%	14.01%	10.14%
Russell 2500 Value Index	3.14%	6.28%	12.46%	8.72%
Russell MidCap Value Index	3.84%	9.97%	14.57%	9.77%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford MidCap Value Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Value Class A	1.27%	1.27%
MidCap Value Class B	2.10%	2.28%
MidCap Value Class C	1.99%	1.99%
MidCap Value Class I	0.92%	0.92%
MidCap Value Class R3	1.53%	1.53%
MidCap Value Class R4	1.22%	1.22%
MidCap Value Class R5	0.93%	0.93%
MidCap Value Class Y	0.82%	0.82%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford MidCap Value Fund returned 6.20%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmarks, the Russell 2500 Value Index and the Russell MidCap Value Index, which returned 3.14% and 3.84%, respectively, for the same period. The Fund also outperformed the 5.45% average return of the Lipper Mid-Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strongly with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains.

Returns varied noticeably by market-cap during the period, mid-cap equities (+7%) outperformed small-caps (+5%) and large-caps (+4%) as represented by the S&P MidCap 400 MidCap, Russell 2000, and S&P 500 indices, respectively. Returns also varied by style, with the Russell 2500 Value underperforming both the Russell 2500 Growth and the broader Russell 2500 Index. Seven of the ten sectors in the Russell 2500 Value Index gained during the period, with Healthcare (+13%), Consumer Staples (+9%), and Consumer Discretionary (+8%) performing the best. Energy (-14%) and Materials (-1%) lagged during the period.

The Fund’s outperformance relative to the Russell 2500 Value Index was driven primarily by strong security selection within Information Technology, Consumer Discretionary, and Energy, which more than offset unfavorable stock selection within Utilities and Consumer Staples. Overall sector allocation, a result of the stock selection process, contributed to relative returns, in part due to an overweight allocation to Healthcare and an underweight allocation to Utilities.

Top contributors to both absolute returns and returns relative to the Russell 2500 Value Index included NXP Semiconductors (Information Technology), Microsemi (Information Technology), and Diamondback Energy (Energy). The share price of Netherlands-based semiconductor company NXP Semiconductors moved higher following the announcement of a merger with semiconductor

24

The Hartford MidCap Value Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

company Freescale, which would make the combined company one of the largest firms in the industry. Shares of Microsemi, a U.S.-based analog and mixed signal semiconductor manufacturer, rose during the period after the firm introduced its second generation highly secure 64 gigabyte solid state drive. Shares of Diamondback Energy, an oil and natural gas company focused on the Permian Basin, rose during the period. The company bolstered its already-strong balance sheet in January with an equity raise that expanded the common share count by over 3%.

Top detractors from absolute returns and returns relative to the Russell 2500 Value Index included Trican Well Services (Energy), Wesco International (Industrials), and Moog (Industrials). Shares of Trican Well Services, a North American supplier of pressure pumping services to the oil and gas industry, fell during the period. Prospects for 2015 have eroded much more quickly than we envisioned, and it now appears the company will have to sell assets to provide some cushion against debt covenants. Shares of Wesco International, a distributor of industrial cabling, electrical, and lighting products, fell after the company reported lackluster earnings results and downward guidance revisions due to low oil prices and the strengthening U.S. dollar. Shares of Moog, a manufacturer of precision motion control products and systems for a broad range of applications in the aerospace, defense and industrial markets, fell due to soft revenue and slower-than-expected growth.

Derivatives were not used in the Fund and did not have a material impact on performance during the period.

What is the outlook?

U.S. economic growth thus far in 2015 has been below trend, with a strengthening U.S. Dollar adversely affecting exports and making future growth difficult and disruptions from cold weather and the west coast port strike. The U.S. consumer appears to be in a strong position, but hasn’t spent as much of the oil price windfall as most expected. We still believe Gross Domestic Product (GDP) growth rate is around 3%, and that the Fed will raise interest rates later this year, but the weak March jobs report and currently negative year-on-year inflation reading appear to significantly reduce the odds of a June move. With quantitative easing stimulus now in place in Europe, the likelihood of policy divergence has been reflected in the currency markets. The Fed will have to carefully consider the risks of further dollar strength. Our macroeconomics group has increased their forecast for European growth to this year. We believe that significant uncertainties remain in China, Russia, Brazil and the other emerging markets. We are slightly more overweight the cyclical sectors than we were at the beginning of the year. In a more uncertain environment, with valuations less attractive in our view than in recent years, we look for continued volatility in the equity markets. This should give us the chance to try to take advantage of opportunities to buy what we consider to be good, well-managed companies at temporarily depressed valuations. At the end of the period, our overweight allocations relative to the Russell 2500 Value

Index were in Materials, Consumer Discretionary, and Information Technology, while our greatest underweights continued to be in Financials and Utilities.

25

The Hartford Small Company Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Small Company A2	3.51%	12.88%	13.71%	10.21%
Small Company A3	-2.18%	6.67%	12.43%	9.59%
Small Company B2	3.13%	12.03%	12.85%	9.61%	[4]
Small Company B3	-0.96%	7.58%	12.60%	9.61%	[4]
Small Company C2	3.14%	12.06%	12.90%	9.41%
Small Company C3	2.32%	11.17%	12.90%	9.41%
Small Company I2	3.63%	13.17%	14.01%	10.46%
Small Company R3[2]	3.40%	12.62%	13.51%	10.10%
Small Company R4[2]	3.54%	12.96%	13.86%	10.39%
Small Company R5[2]	3.72%	13.33%	14.19%	10.65%
Small Company R6[2,5]	3.79%	13.47%	14.31%	10.76%
Small Company Y2	3.75%	13.42%	14.30%	10.76%
Russell 2000 Growth Index	7.25%	14.65%	14.94%	10.41%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of July 21, 2010, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

26

The Hartford Small Company Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Small Company Class A	1.34%	1.34%
Small Company Class B	2.15%	2.29%
Small Company Class C	2.05%	2.05%
Small Company Class I	1.10%	1.10%
Small Company Class R3	1.55%	1.55%
Small Company Class R4	1.25%	1.25%
Small Company Class R5	0.95%	0.97%
Small Company Class R6	0.85%	0.85%
Small Company Class Y	0.85%	0.85%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Jamie A. Rome, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Small Company Fund returned 3.51%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 7.25% for the same period. The Fund also underperformed the 5.85% average return of the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strongly with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the

27

The Hartford Small Company Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains.

Large cap stocks (+4%) underperformed both small cap stocks (+5%) and mid cap stocks (+7%) during the period, as measured by the S&P 500, Russell 2000, and S&P MidCap 400 indices respectively. Small cap growth (+7%) stocks outperformed small cap value (+2%) stocks during the period, as measured by the Russell 2000 Growth and Russell 2000 Value indices. Seven out of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Healthcare (+14%), Utilities (+13%), and Information Technology (+11%) sectors performed best, while Energy (-10%), Consumer Staples (-2%), and Materials (-1%) lagged the broader index.

During the period, security selection was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index. Selection was weakest in the Information Technology and Healthcare sectors, which more than offset positive relative results from stronger selection in the Energy and Materials sectors. Sector allocation, which is the result of bottom-up stock selection, also detracted from relative returns; an underweight to Consumer Staples contributed to relative results but was offset by an underweight to Healthcare and overweight to Industrials, which had a negative impact on relative results.

Top detractors from relative and absolute performance during the period included Mobileye (Information Technology), zulily (Consumer Discretionary), and Vince Holding (Consumer Discretionary). Shares of Mobileye, maker of an Advanced Driver Assistance System that makes cars safer and easier to drive, came under pressure in late 2014 due to concerns about competitive pressure. Online flash sale company zulily saw its shares fall as the company continued to post disappointing results stemming from marketing mis-execution and broader distribution issues. Vince Holding, an apparel vendor primarily focused on high-end department stores, saw shares fall as comparable growth in retail stores was below consensus estimates, which disappointed investors despite strong earnings results overall.

Top contributors to performance relative to the Russell 2000 Growth Index during the period included Freescale Semiconductor (Information Technology), TESARO (Healthcare), and Anacor Pharmaceuticals (Healthcare). Shares of Freescale Semiconductor, a provider of microcontrollers and digital networking processors, rose during the period following an announcement that NXP Semiconductors would acquire the business at a meaningful premium. Shares of TESARO, an oncology-focused biopharmaceutical company, outperformed due to improving expectations regarding the timeline for ongoing clinical trials. Shares of Anacor Pharmaceuticals, a biopharmaceutical company, climbed after the company announced strong quarterly results well above Wall Street forecasts. Top absolute contributors also included DexCom (Healthcare) and NPS Pharmaceuticals (Healthcare).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We continue to maintain a cautiously optimistic view of the equity market. Although the pace of industrial growth appears to have slowed in the U.S. during recent months, it appears much of this slack is now being picked up by the consumer as a result of lower unemployment, and the implicit impact of energy price reductions. Appreciation of the U.S. dollar could remain a barrier to growth over the coming year, though small cap stocks historically haven’t had significant currency exposure, such that this would directly impact our investment universe. Though we believe some areas of the market, such as biotech, do look somewhat overbought today, we continue to find what we consider to be compelling investment opportunities across our investment universe.

We view a balanced portfolio as a means to hedge against risk associated with unpredictable events and economic outcomes. The Fund ended the period overweight in the Industrials and Information Technology sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight Healthcare and Consumer Staples.

28

The Hartford Small/Mid Cap Equity Fund inception 01/01/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Small/Mid Cap Equity A2	4.44%	7.45%	13.23%	8.36%
Small/Mid Cap Equity A3	-1.31%	1.54%	11.95%	7.75%
Small/Mid Cap Equity B2	4.09%	6.70%	12.37%	7.84%	[4]
Small/Mid Cap Equity B3	-0.59%	1.89%	12.12%	7.84%	[4]
Small/Mid Cap Equity C2	4.07%	6.62%	12.36%	7.60%
Small/Mid Cap Equity C3	3.13%	5.66%	12.36%	7.60%
Small/Mid Cap Equity I2,5	4.52%	7.54%	13.24%	8.37%
Small/Mid Cap Equity R3[2]	4.39%	7.26%	13.21%	8.57%
Small/Mid Cap Equity R4[2]	4.55%	7.57%	13.44%	8.68%
Small/Mid Cap Equity R5[2]	4.68%	7.84%	13.69%	8.80%
Small/Mid Cap Equity Y2	4.73%	7.98%	13.71%	8.81%
Russell 2500 Index	5.64%	10.70%	14.01%	9.93%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 03/31/2015. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

29

The Hartford Small/Mid Cap Equity Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Small/Mid Cap Equity Class A	1.30%	1.41%
Small/Mid Cap Equity Class B	2.05%	2.32%
Small/Mid Cap Equity Class C	2.05%	2.16%
Small/Mid Cap Equity Class I	1.05%	1.10%
Small/Mid Cap Equity Class R3	1.50%	1.70%
Small/Mid Cap Equity Class R4	1.20%	1.37%
Small/Mid Cap Equity Class R5	0.90%	1.05%
Small/Mid Cap Equity Class Y	0.85%	0.96%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

David J. Elliott, CFA

Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Small/Mid Cap Equity Fund returned 4.44%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Russell 2500 Index, which returned 5.64% for the same period. The Fund outperformed the 3.93% average return of the Lipper Mid-Cap Core Funds peer group a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strong with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the

U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

Seven of the ten sectors in the Russell 2500 Index posted positive returns during the period. Strong performers included the Healthcare (+15%), Consumer Discretionary (+10%), and Information Technology (+9%) sectors, while the Energy (-13%), Telecommunications Services (-1%), and Utilities (0%) sectors lagged on an absolute and relative basis.

Security selection drove underperformance relative to the Russell 2500 Index. Weak selection in Materials, Financials, and Healthcare offset stronger stock selection in the Industrials, Information Technology, and Utilities sectors. Overall sector allocation, a fallout of our bottom-up stock selection process, also modestly detracted from returns relative to the Russell 2500 Index during the period due to underweights in the Healthcare, Utilities, and Materials sectors. The Fund’s modest cash position detracted from relative performance in an upward-trending market.

The largest detractors from performance relative to the Russell 2500 Index -relative and absolute performance were VAALCO (Energy), Century Aluminum (Materials), and Sonus Networks (Information Technology). Shares of VAALCO, an independent energy company principally engaged in the acquisition, exploration, development and production of crude oil and natural gas, underperformed due to news that its well off the shore of Angola was holding water and being plugged for the time being. Additionally, repercussions from an

30

The Hartford Small/Mid Cap Equity Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

impairment charge as a result of write-down of the fair value of two platforms off the coast of Gabon at the end of 2014 still rippled through the first quarter of 2015, driving an approximately 30% decline in stock value. Shares of Century Aluminum, a U.S.-based holding company engaged in the production of primary aluminum, underperformed due to weakness in aluminum prices (which are under pressure by the strong U.S. dollar) and declining premiums in North America and Europe since the beginning of 2015 driven by weak aluminum prices and Chinese oversupply. Century is also facing operation and labor-related challenges at several smelting facilities. Shares of Sonus Networks, a U.S.-based provider of networked solutions for telecommunications, wireless and cable service providers, underperformed over the period. Sonus preannounced weaker than expected results for the first quarter of 2015 and lowered guidance for 2015 results. The company pointed to orders it no longer expects to receive at the end of the quarter as the reason for the missed results and lowered guidance.

The largest contributors to performance relative to the Russell 2500 Index during the period were Anacor Pharmaceuticals (Healthcare), Alaska Air Group (Industrials), and WABCO Holdings (Industrials). Anacor Pharmaceuticals is a U.S.-based biopharmaceutical company focused on discovering, developing and commercializing small-molecule therapeutics derived from its boron chemistry platform. Shares of Anacor outperformed based on favorable reaction to increased profits and revenues that beat the market’s expectations in the first quarter of 2015. Anacor also narrowed losses and continues to focus on its boron platform product pipeline. Shares of Alaska Air Group, the holding company of Alaska Airlines, Inc. which operates a network of regional air carriers throughout the U.S., Canada and Mexico, outperformed over the period due to expected positive impact from route expansion across the U.S. and Mexico. Shares of WABCO Holdings, a U.S.-based commercial truck parts manufacturer, outperformed as the company issued solid outlook for 2015, and is benefiting from a recovery in the European truck market. Skyworks Solutions (Information Technology) was also a top absolute contributor over the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to seek to minimize unintended and uncompensated risks. Based on individual stock decisions, the Fund ended the period most overweight the Consumer Discretionary, Information Technology, and Energy sectors and most underweight the Consumer Staples, Materials, and Financials sectors relative to the Russell 2500 Index.

31

The Hartford SmallCap Growth Fund inception 01/04/1988

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
SmallCap Growth A2	8.26%	13.83%	17.06%	9.61%
SmallCap Growth A3	2.30%	7.57%	15.74%	8.99%
SmallCap Growth B2	7.77%	12.89%	16.16%	9.02%	[4]
SmallCap Growth B3	2.77%	7.89%	15.94%	9.02%	[4]
SmallCap Growth C2	7.87%	13.04%	16.21%	8.77%
SmallCap Growth C3	6.87%	12.04%	16.21%	8.77%
SmallCap Growth I2	8.43%	14.20%	17.42%	9.81%
SmallCap Growth R3[2]	8.09%	13.52%	16.80%	9.44%
SmallCap Growth R4[2]	8.28%	13.89%	17.16%	9.69%
SmallCap Growth R5[2]	8.43%	14.24%	17.51%	9.96%
SmallCap Growth R6[2,5]	8.51%	14.37%	17.63%	10.04%
SmallCap Growth Y2	8.49%	14.35%	17.62%	10.03%
Russell 2000 Growth Index	7.25%	14.65%	14.94%	10.41%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of July 21, 2010, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

32

The Hartford SmallCap Growth Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
SmallCap Growth Class A	1.28%	1.28%
SmallCap Growth Class B	2.11%	2.26%
SmallCap Growth Class C	1.97%	1.97%
SmallCap Growth Class I	0.97%	0.97%
SmallCap Growth Class R3	1.53%	1.53%
SmallCap Growth Class R4	1.22%	1.22%
SmallCap Growth Class R5	0.91%	0.91%
SmallCap Growth Class R6	0.81%	0.81%
SmallCap Growth Class Y	0.81%	0.81%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford SmallCap Growth Fund returned 8.26%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 7.25% for the same period. The Fund outperformed the 5.85% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strong with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains.

Large cap stocks (+4%) underperformed both small cap stocks (+5%) and mid cap stocks (+7%) during the period, as measured by the S&P 500, Russell 2000, and S&P MidCap 400 indices respectively. Small cap growth (+7%) stocks outperformed small cap value (+2%) stocks during the period, as measured by the Russell 2000 Growth and Russell 2000 Value indices. Seven out of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Healthcare (+14%), Utilities (+13%), and Information Technology (+11%) sectors performed best, while Energy (-10%), Consumer Staples (-2%), and Materials (-1%) lagged the broader index.

Security selection was the primary driver of outperformance relative to the Russell 2000 Growth Index during the period. Positive security selection within Information Technology, Industrials, and Materials more than offset negative selection within the Healthcare and Consumer Discretionary sectors. Sector allocation, driven by our bottom-up stock selection, detracted from relative returns during the

33

The Hartford SmallCap Growth Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

period. Negative results from being underweight Healthcare and overweight Consumer Staples were partially offset by our underweight in the Energy sector during the period. A modest cash position detracted in an upward trending market environment.

The top contributors to performance relative to the Russell 2000 Growth Index were Anacor Pharmaceuticals (Healthcare), Hyperion Therapeutics (Healthcare), and DexCom (Healthcare). Shares of Anacor Pharmaceuticals, a biopharmaceutical company, climbed after the company announced strong quarterly results well above Wall Street forecasts. Hyperion Therapeutics focuses on the development and commercialization of therapeutics to treat disorders in the areas of orphan diseases and hepatology. The company saw its shares rise after the announcement of strong quarterly earnings that beat analysts’ estimates and the completion of a phase III clinical trial for one of its drugs. Medical device company DexCom outperformed on positive news flow, including management changes, positive revenue guidance, and FDA approval of a glucose monitoring system. Top absolute contributors to performance for the period also included NPS Pharmaceuticals (Healthcare).

The top detractors from performance relative to the Russell 2000 Growth Index included Vince Holding (Consumer Discretionary), Sonus Networks (Information Technology), and zulily (Consumer Discretionary). Vince Holding is an apparel vendor primarily focused on high-end department stores. The company’s shares fell after comparable growth in retail stores was below consensus estimates, which disappointed investors despite strong overall earnings results. Shares of Sonus Networks, a provider of networked solutions for telecommunications, wireless and cable service providers, fell after the announcement of poor first quarter 2015 results. In addition, management lowered guidance for 2015 results. Online flash sale company zulily saw its shares fall as the company continued to post disappointing results stemming from marketing mis-execution and broader distribution issues. Top absolute detractors from performance for the period also included Puma Biotechnology (Healthcare).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe we are still in a period of moderate global economic growth. First quarter U.S. Gross Domestic Product (GDP) growth will likely be tepid due to several factors making growth difficult, including weather, the strong dollar, and declining energy investment. However, the U.S. consumer is a key beneficiary of low oil prices and a strong U.S. dollar. We observed the savings rate rise recently so it appears that the consumer is thus far saving a large portion of the energy windfall. But, if historical behavior prevails, we believe that this will change and consumers will start to increase spending later in the year. Employment growth continues to track positively, which should also help support consumer confidence and spending. The

U.S. housing market still looks constructive and should be an important growth driver for the economy going forward. Housing starts and residential investment as a percentage of GDP remain well below historical averages; trends we believe should continue to revert toward the mean. Overall, slow and steady growth in the U.S. is still our baseline expectation.

Overall, we continue to find what we consider to be attractively valued stocks with the characteristics we seek. We are cautiously optimistic about the outlook for the U.S. economy and for equity markets, and we continue to monitor policy decisions and economic trends that may impact our holdings. At the end of the period, our largest overweights were to Materials and Consumer Staples while our largest underweights were to the Healthcare and Telecommunication Services sectors, relative to the Russell 2000 Growth Index.

34

The Hartford Value Opportunities Fund inception 01/02/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Value Opportunities A2	5.26%	6.99%	12.46%	7.41%
Value Opportunities A3	-0.53%	1.10%	11.19%	6.80%
Value Opportunities B2	4.86%	6.20%	11.63%	6.85%	[4]
Value Opportunities B3	0.03%	1.31%	11.37%	6.85%	[4]
Value Opportunities C2	4.88%	6.23%	11.64%	6.61%
Value Opportunities C3	3.92%	5.26%	11.64%	6.61%
Value Opportunities I2	5.45%	7.36%	12.82%	7.67%
Value Opportunities R3[2]	5.14%	6.70%	12.21%	7.22%
Value Opportunities R4[2]	5.33%	7.03%	12.57%	7.50%
Value Opportunities R5[2]	5.44%	7.34%	12.90%	7.77%
Value Opportunities Y2	5.48%	7.42%	12.92%	7.83%
Russell 1000 Value Index	2.89%	9.31%	13.39%	7.51%
Russell 3000 Value Index	2.82%	8.96%	13.15%	7.54%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

35

The Hartford Value Opportunities Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Value Opportunities Class A	1.24%	1.24%
Value Opportunities Class B	2.10%	2.26%
Value Opportunities Class C	1.94%	1.94%
Value Opportunities Class I	0.86%	0.86%
Value Opportunities Class R3	1.52%	1.52%
Value Opportunities Class R4	1.20%	1.20%
Value Opportunities Class R5	0.87%	0.87%
Value Opportunities Class Y	0.82%	0.82%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

David W. Palmer, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Value Opportunities Fund returned 5.26%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the Russell 3000 Value Index, which returned 2.82% for the same period. The Fund outperformed the Russell 1000 Value Index, which returned 2.89% for the same period. The Fund also outperformed the 3.46% average return of the Lipper Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strong with stocks rallying in early November after positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments.

Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

Eight of ten sectors within the Russell 3000 Value Index posted positive returns during the period. Consumer Discretionary (+10%), Healthcare (+9%), and Industrials (+3%) were top performers while Energy (-6%), Utilities (-1%), and Telecommunication Services (+1%) lagged on a relative basis.

Security selection was the primary driver of the Fund’s relative outperformance. Security selection was strongest within Information Technology, Financials and Healthcare, but this was partially offset by weaker selection in Consumer Discretionary and Materials. Sector allocation, a result of the bottom-up stock selection process, also contributed to relative returns due primarily to an underweight to Utilities and an overweight to Consumer Discretionary.

36

The Hartford Value Opportunities Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

The largest contributors to relative performance were TESARO (Healthcare), Exxon Mobil (Energy), and Mylan (Healthcare). Shares of TESARO, an oncology-focused biopharmaceutical company, outperformed due to improving expectations regarding the timeline for ongoing clinical trials. Exxon Mobil, one of the world’s largest integrated oil and gas companies, saw shares underperform as negative sentiment loomed over energy stocks as oil prices tumbled early in the period; not holding this Russell 3000 Value Index constituent contributed to relative performance. Generic and specialty pharmaceutical company Mylan saw shares rise after the company rejected a takeover bid by a competitor. Top contributors on an absolute basis also included Cisco (Information Technology).

The largest detractors from both absolute and relative performance included Vera Bradley (Consumer Discretionary), Trican Well Services (Energy), and National Oilwell Varco (Energy). Shares of Vera Bradley, a U.S.-based designer of handbags and accessories, declined after the company announced weaker-than-expected fourth-quarter results. Shares of Trican Well Services, supplier of pressure pumping services to the oil and gas industry, declined along with the broader energy sector despite beating consensus earnings and revenue estimates. Drilling rig equipment and services provider National Oilwell Varco underperformed, as customers cut back orders, and Wall Street analysts started to discount the ultimate deliverability of the company’s extensive business backlog.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Commodities continued to be pressured by dollar strength and near-term oversupply, although in some cases we started to see a decoupling of producer equities from the spot prices of crude and other products. Emerging market demand indicators remain relatively soft; however, it is the opinion of Wellington’s macroeconomics group that recovery is finally underway in the Euro area – the team has revised its Euro area 2015 Gross Domestic Product (GDP) growth assumption to 1.7% from 1.2% back in January – and that Japan is starting to benefit from improved currency competitiveness and lower fuel prices, with rising real wages likely to help consumer sentiment. A broadening out of economic growth beyond the U.S. could help portfolio performance in various ways, including slowing the rate of ascent of the dollar, boosting interest rate assumptions for financials, particularly insurers, and improving sentiment around some of the portfolio’s pro-cyclical holdings.

In aggregate, the overall portfolio factor exposures are consistent with their historical ranges since inception, and we continue to find what we consider to be attractively priced equities without assuming what we believe to be uncompensated risks. At the end of the period, the Fund was most overweight Materials, Energy, and Financials and most underweight Consumer Staples, Healthcare, and Utilities relative to the Russell 3000 Value Index.

37

The Hartford Capital Appreciation Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.4%
Consumer Staples	4.6
Energy	4.8
Financials	15.3
Health Care	19.4
Industrials	10.2
Information Technology	23.1
Materials	3.5
Telecommunication Services	0.4
Utilities	1.1

Total	97.8%

Short-Term Investments	2.5%
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

38

The Hartford Capital Appreciation Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8%
	Automobiles & Components - 2.5%
1,048,680	Delphi Automotive plc	$87,040,440
689,172	Fiat Chrysler Automobiles N.V.(1)	10,262,754
4,914,487	Goodyear Tire & Rubber Co.	139,399,424
429,150	Harley-Davidson, Inc.	24,122,521
383,000	Honda Motor Co., Ltd.	12,840,213
176,700	Thor Industries, Inc.	10,632,039
23,400	Winnebago Industries, Inc.	484,614

		284,782,005

	Banks - 5.1%
7,816,562	Axis Bank Ltd.	69,776,685
3,623,132	Bank of Ireland(1)	1,400,607
138,672	BNP Paribas S.A.	8,757,313
1,070,973	Citigroup, Inc.	57,104,280
123,911	Grupo Financiero Galicia S.A. ADR	2,730,999
3,612,938	ICICI Bank Ltd.	18,875,232
62,210	ICICI Bank Ltd. ADR	679,955
3,086,554	JP Morgan Chase & Co.	195,255,406
118,254	M&T Bank Corp.	14,151,456
44,404,300	Mizuho Financial Group, Inc.	84,647,012
826,298	PNC Financial Services Group, Inc.	75,796,316
81,400	South State Corp.	5,512,408
250,200	Sumitomo Mitsui Financial Group, Inc.	10,924,880
562,411	Wells Fargo & Co.	30,988,846

		576,601,395

	Capital Goods - 5.5%
95,504	3M Co.	14,935,871
44,537	Acuity Brands, Inc.	7,435,452
2,676,365	AECOM(1)	84,466,079
165,136	Airbus Group N.V.	11,444,271
153,939	Assa Abloy AB Class B	8,930,584
134,949	Danaher Corp.	11,049,624
309,461	DigitalGlobe, Inc.(1)	9,955,360
482,427	Eaton Corp. plc	33,157,208
185,478	Fortune Brands Home & Security, Inc.	8,272,319
150,178	Generac Holdings, Inc.(1)	6,260,921
820,700	General Electric Co.	22,224,556
35,207	HD Supply Holdings, Inc.(1)	1,161,831
141,331	KLX, Inc.(1)	5,923,182
372,334	Lithium Technology Corp.(1)(2)(3)	1,928,690
143,188	Lockheed Martin Corp.	26,718,881
158,934	Northrop Grumman Corp.	24,482,193
248,039	Owens Corning	9,589,188
810,884	Raytheon Co.	84,331,936
278,647	Rexel S.A.	5,251,558
1,212,513	Safran S.A.	88,595,088
40,982	Sulzer AG	4,573,104
76,227	Teledyne Technologies, Inc.(1)	8,001,548
351,937	TransDigm Group, Inc.	74,656,396
518,513	United Technologies Corp.	58,980,854
168,825	WESCO International, Inc.(1)	12,179,036

		624,505,730

	Commercial & Professional Services - 0.7%
148,984	Adecco S.A.(1)	12,141,701
146,985	Clean Harbors, Inc.(1)	8,120,921
167,044	Equifax, Inc.	16,191,575
470,650	Herman Miller, Inc.	12,900,517
487,155	Knoll, Inc.	11,092,519
127,700	ManpowerGroup, Inc.	10,896,641

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8% - (continued)
	Commercial & Professional Services - 0.7% - (continued)
153,415	Robert Half International, Inc.	$8,506,862

		79,850,736

	Consumer Durables & Apparel - 2.6%
350,600	Asics Corp.	8,996,497
807,705	D.R. Horton, Inc.	20,515,707
779,214	Electrolux AB Series B	23,331,707
197,747	GoPro, Inc. Class A(1)	9,903,170
95,197	Harman International Industries, Inc.	12,411,785
253,362	Kate Spade & Co.(1)	8,284,937
246,111	Luxottica Group S.p.A.	16,208,103
87,511	Michael Kors Holdings Ltd.(1)	5,413,431
3,497,801	PulteGroup, Inc.	67,507,559
1,207,500	Samsonite International S.A.	4,403,955
3,728,690	Sony Corp.(1)	112,724,779
328,015	Vera Bradley, Inc.(1)	4,670,934
42,740	Whirlpool Corp.	7,505,144

		301,877,708

	Consumer Services - 2.7%
581,890	American Public Education, Inc.(1)	16,228,912
460,000	Grand Canyon Education, Inc.(1)	20,828,800
510,820	Hilton Worldwide Holdings, Inc.(1)	14,793,347
476,735	Las Vegas Sands Corp.	25,209,747
223,785	LifeLock, Inc.(1)	3,269,499
495,389	McDonald’s Corp.	47,829,808
186,000	Melco Crown Entertainment Ltd. ADR	3,798,120
1,504,900	Norwegian Cruise Line Holdings Ltd.(1)	73,002,699
930,400	Sands China Ltd.	3,792,673
1,148,595	Wyndham Worldwide Corp.	98,090,013

		306,843,618

	Diversified Financials - 4.3%
110,270	Ameriprise Financial, Inc.	13,814,626
328,260	Banca Generali S.p.A.	11,017,139
180,737	BlackRock, Inc.	65,777,424
2,422,200	Blackstone Group L.P.	99,213,312
260,500	Hong Kong Exchanges and Clearing Ltd.	9,930,320
392,466	Julius Baer Group Ltd.(1)	20,541,959
288,585	Legg Mason, Inc.	15,194,000
723,695	McGraw Hill Financial, Inc.	75,481,388
592,425	MSCI, Inc.	36,250,486
171,030	Northern Trust Corp.	12,510,845
242,543	Platform Specialty Products Corp.(1)	6,534,108
312,500	PRA Group, Inc.(1)	17,117,187
208,400	Raymond James Financial, Inc.	11,780,852
1,531,312	Springleaf Holdings, Inc.(1)	76,565,600
420,730	Waddell & Reed Financial, Inc. Class A	20,750,404
651,400	Zegona Communications plc(1)	1,399,858

		493,879,508

	Energy - 4.8%
340,765	Atwood Oceanics, Inc.	11,374,736
92,654	Baker Hughes, Inc.	6,343,093
1,048,915	BG Group plc	18,999,565
320,461	Cameco Corp.	5,635,973
430,115	Canadian Natural Resources Ltd.	14,301,324
195,693	Chevron Corp.	21,733,665
1,800,543	Cobalt International Energy, Inc.(1)	19,265,810
56,511	Diamondback Energy, Inc.(1)	4,666,113
75,948	Energen Corp.	5,405,219
165,440	Exxon Mobil Corp.	14,454,493

The accompanying notes are an integral part of these financial statements.

39

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8% - (continued)
	Energy - 4.8% - (continued)
3,239,630	Halliburton Co.	$158,579,888
58,700	Helmerich & Payne, Inc.	4,576,839
248,695	HollyFrontier Corp.	9,644,392
878,881	Imperial Oil Ltd.	38,785,019
1,290,453	Karoon Gas Australia Ltd.(1)	2,780,698
1,066,246	Laredo Petroleum, Inc.(1)	16,846,687
672,300	Malakoff Corp. Bhd(1)	339,784
467,800	Marathon Oil Corp.	14,548,580
2,113,678	McDermott International, Inc.(1)	11,096,809
162,015	National Oilwell Varco, Inc.	8,815,236
185,032	Occidental Petroleum Corp.	14,821,063
335,394	Patterson-UTI Energy, Inc.	7,496,056
337,089	Pioneer Natural Resources Co.	58,242,237
204,840	QEP Resources, Inc.	4,608,900
288,671	Rice Energy, Inc.(1)	7,109,967
922,845	Southwestern Energy Co.(1)	25,867,345
636,765	Suncor Energy, Inc.	20,758,539
34,768	Superior Energy Services, Inc.	886,584
2,860,805	Trican Well Service Ltd.	12,092,918
225,310	Whiting Petroleum Corp.(1)	8,541,502

		548,619,034

	Food & Staples Retailing - 0.6%
563,062	CVS Health Corp.	55,906,426
293,610	Seven & I Holdings Co., Ltd.	12,620,624

		68,527,050

	Food, Beverage & Tobacco - 3.2%
257,893	Anheuser-Busch InBev N.V.	31,398,028
208,575	Anheuser-Busch InBev N.V. ADR	25,037,343
1,403,365	Coca-Cola Co.	56,920,485
68,209	Diageo plc ADR	7,572,563
1,492,603	Freshpet, Inc.(1)	32,359,633
1,643,556	Greencore Group plc	8,918,885
215,861	Imperial Tobacco Group plc	10,540,600
296,911	Kraft Foods Group, Inc.	25,163,207
2,615,746	Mondelez International, Inc. Class A	100,366,174
333,937	Monster Beverage Corp.(1)	45,786,102
222,312	Post Holdings, Inc.(1)	10,435,325
807,666	Treasury Wine Estates Ltd.	3,542,232
46,731	TreeHouse Foods, Inc.(1)	3,797,361

		361,837,938

	Health Care Equipment & Services - 4.1%
277,457	Acadia Healthcare Co., Inc.(1)	19,005,804
215,665	Aetna, Inc.	23,048,119
79,875	Anthem, Inc.	12,055,534
679,597	Becton Dickinson and Co.	95,734,829
362,092	Cardinal Health, Inc.	30,538,839
533,600	CareView Communications, Inc.(1)	208,051
173,416	Envision Healthcare Holdings, Inc.(1)	6,582,871
945,800	Express Scripts Holding Co.(1)	81,717,120
749,764	HCA Holdings, Inc.(1)	55,490,034
499,141	IMS Health Holdings, Inc.(1)	13,771,300
255,800	McKesson Corp.	57,145,720
364,298	Medtronic plc	27,121,986
312,162	UnitedHealth Group, Inc.	34,774,847
122,455	Universal Health Services, Inc. Class B	14,321,112

		471,516,166

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8% - (continued)
	Household & Personal Products - 0.8%
347,094	Estee Lauder Cos., Inc. Class A	$28,215,271
160,197	Procter & Gamble Co.	12,737,263
2,092,402	Svenska Cellulosa AB SCA Class B	52,927,237

		93,879,771

	Insurance - 5.1%
519,176	ACE Ltd.	55,546,640
2,822,600	AIA Group Ltd.	18,771,629
3,317,062	American International Group, Inc.	186,717,420
208,500	Arthur J Gallagher & Co.	9,972,555
367,820	Assured Guaranty Ltd.	9,559,642
21,647	Fairfax Financial Holdings Ltd.	11,823,765
322,150	Lincoln National Corp.	18,198,254
19,676	Markel Corp.(1)	14,572,833
1,009,212	Marsh & McLennan Cos., Inc.	56,677,346
993,983	MetLife, Inc.	50,981,388
342,870	Principal Financial Group, Inc.	17,527,514
1,204,000	Prudential Financial, Inc.	98,246,400
396,200	Tokio Marine Holdings, Inc.	16,151,366
194,700	Torchmark Corp.	10,924,617
263,400	Unum Group	8,997,744

		584,669,113

	Materials - 3.5%
347,040	Barrick Gold Corp.	4,518,461
7,007	Berry Plastics Group, Inc.(1)	239,780
112,600	Cabot Corp.	4,812,524
239,545	Celanese Corp. Series A	15,896,206
389,819	Constellium N.V. Class A(1)	7,160,975
347,775	Continental Gold Ltd.(1)	634,152
272,226	Dow Chemical Co.	13,883,526
817,001	Gold Resource Corp.	2,753,293
635,563	Holcim Ltd.(1)	51,055,081
265,600	Huntsman Corp.	6,122,080
19,313,200	Ivanhoe Mines Ltd. Class A(1)	18,568,845
793,742	Louisiana-Pacific Corp.(1)	12,096,628
79,765	Martin Marietta Materials, Inc.	11,378,477
306,176	Methanex Corp.	18,434,857
780,355	Norbord, Inc.	15,742,926
1,084,058	Packaging Corp. of America	75,005,973
72,347	Platform Specialty Products Corp.(1)	1,949,028
345,842	Praxair, Inc.	42,168,515
267,805	Reliance Steel & Aluminum Co.	17,332,340
160,445	Rio Tinto plc ADR	7,186,332
590,008	Wacker Chemie AG	73,177,660

		400,117,659

	Media - 0.8%
285,995	CBS Corp. Class B	17,768,869
159,336	DISH Network Corp. Class A(1)	10,780,674
56,516	Loral Space & Communications, Inc.(1)	3,899,604
327,995	Quebecor, Inc. Class B	9,020,202
1,517,115	Sky plc	25,014,096
141,393	Tribune Media Co. Class A	7,927,905
410,034	Twenty-First Century Fox, Inc. Class A	13,973,959

		88,385,309

	Pharmaceuticals, Biotechnology & Life Sciences - 15.2%
1,026,147	Actavis plc(1)	290,255,940
27,260	Agios Pharmaceuticals, Inc.(1)	2,517,188
312,152	Alkermes plc(1)	17,283,856
62,342	Alnylam Pharmaceuticals, Inc.(1)	6,350,780
87,790	Amgen, Inc.	13,862,919

The accompanying notes are an integral part of these financial statements.

40

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 15.2% - (continued)
1,275,194	Arena Pharmaceuticals, Inc.(1)	$5,559,846
1,249,193	AstraZeneca plc	85,727,856
150,425	AstraZeneca plc ADR	10,301,104
375,368	Biogen, Inc.(1)	140,361,356
131,467	BioMarin Pharmaceutical, Inc.(1)	14,730,877
3,200	Blueprint Medicines Corp.(1)	60,384
6,008,611	Bristol-Myers Squibb Co.	382,928,779
181,985	Celgene Corp.(1)	19,665,299
689,310	Eisai Co., Ltd.	45,947,608
76,194	Five Prime Therapeutics, Inc.(1)	1,528,452
200,170	Gilead Sciences, Inc.(1)	20,119,087
338,900	ICON plc(1)	21,804,826
34,988	Illumina, Inc.(1)	6,446,539
239,494	Incyte Corp.(1)	23,269,237
483,482	Johnson & Johnson	47,961,414
229,414	Medivation, Inc.(1)	27,699,446
4,885,000	Merck & Co., Inc.	290,950,600
1,286,921	Mylan N.V.(1)	92,992,911
84,650	Ono Pharmaceutical Co., Ltd.	9,174,293
611,785	Pfizer, Inc.	20,757,865
320,716	Portola Pharmaceuticals, Inc.(1)	11,446,354
59,365	PTC Therapeutics, Inc.(1)	3,487,694
17,877	Puma Biotechnology, Inc.(1)	3,228,229
22,567	Receptos, Inc.(1)	3,325,022
87,816	Regeneron Pharmaceuticals, Inc.(1)	40,172,307
115,124	Regulus Therapeutics, Inc.(1)	1,444,806
89,570	Roche Holding AG	25,630,912
159,776	TESARO, Inc.(1)	8,702,999
1,980,953	TherapeuticsMD, Inc.(1)	12,836,575
197,774	Vertex Pharmaceuticals, Inc.(1)	24,381,579

		1,732,914,939

	Real Estate - 0.7%
119,900	American Tower Corp. REIT	11,334,147
78,955	AvalonBay Communities, Inc. REIT	12,975,465
366,690	CBRE Group, Inc. Class A(1)	14,058,895
365,300	Columbia Property Trust, Inc. REIT	9,581,819
480,804	Deutsche Annington Immobilien SE	16,138,240
417,730	Mitsui Fudosan Co., Ltd.	12,383,312
153,417	WeWork Companies, Inc. Class A(1)(2)(3)	2,299,108
193,805	Weyerhaeuser Co. REIT	6,106,795

		84,877,781

	Retailing - 6.3%
694,816	Advance Auto Parts, Inc.	99,358,688
288,955	Amazon.com, Inc.(1)	121,875,440
257,629	CarMax, Inc.(1)	17,547,111
1,943,600	Chico’s FAS, Inc.	32,769,096
118,219	CST Brands, Inc.	4,930,914
2,999	Dollar General Corp.	218,057
164,090	Dollar Tree, Inc.(1)	12,538,117
187,300	GNC Holdings, Inc. Class A	8,063,265
2,770,781	Groupon, Inc.(1)	19,173,805
398,820	Home Depot, Inc.	42,665,764
79,548	HSN, Inc.	4,965,386
10,615	JAND Inc. Class A(1)(2)(3)	109,725
158,673	L Brands, Inc.	14,179,019
385,597	Lowe’s Cos., Inc.	26,552,209
547,297	Michaels Cos., Inc.(1)	14,153,100
42,015	Netflix, Inc.(1)	23,381,348

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8% - (continued)
	Retailing - 6.3% - (continued)
10,960	Priceline Group, Inc.(1)	$13,566,398
2,161	Restoration Hardware Holdings, Inc.(1)	186,213
609,930	Signet Jewelers Ltd.	81,809,911
1,543,789	TJX Cos., Inc.	99,636,142
161,835	TripAdvisor, Inc.(1)	13,026,099
2,546,275	Vipshop Holdings Ltd. ADR(1)	72,034,120

		722,739,927

	Semiconductors & Semiconductor Equipment - 5.5%
96,598	Applied Materials, Inc.	1,911,674
720,954	Cypress Semiconductor Corp.(1)	9,603,103
32,194,050	GCL-Poly Energy Holdings Ltd.(1)	9,736,510
5,504,707	Intel Corp.	179,178,213
679,442	Maxim Integrated Products, Inc.	22,306,081
2,485,162	Micron Technology, Inc.(1)	69,907,607
1,719,293	NXP Semiconductors N.V.(1)	165,258,443
20,851	Qorvo, Inc.(1)	1,374,289
313,875	SK Hynix, Inc.	13,429,159
1,255,665	Sumco Corp.	18,945,699
319,042	SunEdison Semiconductor Ltd.(1)	7,124,208
1,096,850	SunEdison, Inc.(1)	27,772,242
3,147,329	SunPower Corp.(1)	101,312,521

		627,859,749

	Software & Services - 12.1%
557,192	Accenture plc Class A	51,623,839
7,162,910	Activision Blizzard, Inc.	163,421,792
1,026,981	Adobe Systems, Inc.(1)	78,112,175
431,671	Akamai Technologies, Inc.(1)	31,848,686
432,453	Alibaba Group Holding Ltd. ADR(1)	35,154,104
302,330	AOL, Inc.(1)	12,062,967
11,200	Apigee Corp.(1)	162,064
220,927	Automatic Data Processing, Inc.	18,677,169
552,000	Baidu, Inc. ADR(1)	110,554,560
91,200	Blackhawk Network Holdings, Inc.(1)	3,353,424
241,200	Cognizant Technology Solutions Corp. Class A(1)	14,119,848
328,400	CoStar Group, Inc.(1)	67,134,812
948,444	Coupons.com, Inc.(1)	11,884,003
128,520	Envestnet, Inc.(1)	6,587,935
474,300	Everyday Health, Inc.(1)	5,814,918
1,851,597	Facebook, Inc. Class A(1)	145,850,296
538,623	Genpact Ltd.(1)	11,774,299
5,800	GoDaddy, Inc. Class A(1)	145,406
891,012	Gogo, Inc.(1)	18,835,994
27,700	Google, Inc. Class A(1)	15,200,929
370,554	Google, Inc. Class C(1)	199,113,694
162,959	Intuit, Inc.	16,349,676
46,516	LendingClub Corp. PIPE(1)(2)(3)	794,019
3,956,870	Microsoft Corp.	192,462,157
1,710	New Relic, Inc. PIPE(1)	55,558
2,146,822	Optimal Payments plc(1)	9,755,873
560,757	Pandora Media, Inc.(1)	10,003,905
295,852	Salesforce.com, Inc.(1)	21,543,943
792,310	Tencent Holdings Ltd.	16,352,383
234,005	Verint Systems, Inc.(1)	14,374,927
221,371	VeriSign, Inc.(1)	14,059,272
1,189,528	Web.com Group, Inc.(1)	21,851,629
292,188	Workday, Inc. Class A(1)	26,650,467
95,500	Yahoo!, Inc.(1)	4,064,958
429,168	Yelp, Inc.(1)	16,904,928

The accompanying notes are an integral part of these financial statements.

41

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8% - (continued)
	Software & Services - 12.1% - (continued)
164,958	Zillow Group, Inc. Class A(1)	$16,106,499

		1,382,763,108

	Technology Hardware & Equipment - 4.4%
273,198	Amphenol Corp. Class A	15,126,973
1,600,221	Apple, Inc.	200,267,658
534,840	ARRIS Group, Inc.(1)	18,010,737
365,423	Belden, Inc.	30,677,261
559,810	CDW Corp. of Delaware	21,451,919
3,842,919	Cisco Systems, Inc.	110,791,355
125,859	F5 Networks, Inc.(1)	15,357,315
172,730	Hewlett-Packard Co.	5,694,908
37,915	Largan Precision Co., Ltd.	3,799,311
7,573,000	NEC Corp.	25,195,456
1,139,910	ParkerVision, Inc.(1)	775,139
6,732	Samsung Electronics Co., Ltd.	8,831,399
180,312	Stratasys Ltd.(1)	6,752,685
202,569	TE Connectivity Ltd.	13,480,967
456,086	Trimble Navigation Ltd.(1)	11,598,267
126,038	Western Digital Corp.	12,318,954

		500,130,304

	Telecommunication Services - 0.4%
543,807	Orange S.A.	8,957,215
91,115	SoftBank Corp.	5,695,626
652,344	Verizon Communications, Inc.	32,904,232

		47,557,073

	Transportation - 3.8%
45,597,300	AirAsia Bhd	29,062,437
517,580	American Airlines Group, Inc.	24,991,350
1,854,515	CSX Corp.	66,929,446
417,140	FedEx Corp.	70,734,430
4,470,350	Hertz Global Holdings, Inc.(1)	93,162,094
430,400	Landstar System, Inc.	26,818,224
1,751,244	Swift Transportation Co.(1)	42,380,105
112,317	United Continental Holdings, Inc.(1)	6,709,818
685,820	United Parcel Service, Inc. Class B	68,945,485
607,912	UTi Worldwide, Inc.(1)	5,489,445

		435,222,834

	Utilities - 1.1%
27,187,000	China Longyuan Power Group Corp. Ltd. Class H	33,692,644
427,811	Duke Energy Corp.	33,185,299
84,750	Empresa Distribuidora Y Comercializadora Norte ADR(1)	1,206,840
2,442,000	ENN Energy Holdings Ltd.	17,576,008
478,200	Exelon Corp.	16,268,364
66,130	Pampa Energia S.A. ADR(1)	1,076,596
171,000	PG&E Corp.	9,049,320
1,013,865	Snam S.p.A.	5,281,367
318,720	Xcel Energy, Inc.	10,807,795

		128,144,233

	Total Common Stocks (cost $9,954,031,468)	$10,948,102,688

PREFERRED STOCKS - 1.9%
	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc.(1)(2)(3)	$1,181,648

Shares or Principal Amount		Market Value*
PREFERRED STOCKS - 1.9% - (continued)
	Consumer Services - 0.0%
244,180	Draftkings, Inc.(1)(2)(3)	$395,853

	Health Care Equipment & Services - 0.1%
9,027,618	Invuity, Inc.(1)(2)(3)	6,300,013
95,683	Moderna Therapeutics, Inc.(1)(2)(3)	5,310,694

		11,610,707

	Media - 0.0%
25,200	Harvey Weinstein Co. Holdings(1)(2)(3)	—

	Real Estate - 0.2%
245,862	Redfin Corp. Series G(1)(2)(3)	729,701
762,484	WeWork Companies, Inc. Class D-1(1)(2)(3)	11,426,619
599,094	WeWork Companies, Inc. Class D-2(1)(2)(3)	8,978,049

		21,134,369

	Retailing - 0.5%
44,867	Forward Ventures LLC(1)(2)(3)	1,809,935
12,011	Honest Co.(1)(2)(3)	308,442
23,702	JAND Inc. Series D(1)(2)(3)	245,002
770,636	Tory Burch LLC(1)(2)(3)	51,655,704

		54,019,083

	Software & Services - 0.8%
50,581	Apigee Corp. PIPE(1)(2)(3)	661,156
143,626	Birst, Inc. Series F(1)(2)(3)	755,013
25,867	Cloudera, Inc.(1)(2)(3)	768,250
18,389	Dropbox, Inc. Series C(1)(2)(3)	316,127
566,622	Essence Holding Group(1)(2)(3)	1,008,587
77,707	Lookout, Inc. Series F(1)(2)(3)	798,828
95,031	MarkLogic Corp. Series F(1)(2)(3)	993,338
28,495	New Relic, Inc. PIPE Series A(1)(2)(3)	904,715
118,110	Nutanix, Inc.(1)(2)(3)	2,101,177
457,210	Pinterest, Inc. Series G(1)(2)(3)	14,770,587
47,064	Sharecare(1)(2)(3)	10,583,894
2,000,820	Uber Technologies, Inc.(1)(2)(3)	59,996,228
58,205	Veracode, Inc.(1)(2)(3)	1,657,678
306,876	Zuora, Inc. Series F(1)(2)(3)	1,049,323

		96,364,901

	Technology Hardware & Equipment - 0.3%
1,219,639	Pure Storage, Inc.(1)(2)(3)	20,124,043
5,362,869	Rethink Robotics, Inc.(1)(2)(3)	12,028,379

		32,152,422

	Telecommunication Services - 0.0%
1,923	DocuSign, Inc. Series B(1)(2)(3)	36,716
576	DocuSign, Inc. Series B-1(1)(2)(3)	10,998
1,383	DocuSign, Inc. Series D(1)(2)(3)	26,406
35,761	DocuSign, Inc. Series E(1)(2)(3)	682,788
6,398	DocuSign, Inc. Series F(1)(2)(3)	122,158

		879,066

	Total Preferred Stocks (cost $226,701,835)	$217,738,049

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
28,025	Honest Co. Series C(1)(2)(3)	$719,682

	Total Convertible Preferred Stocks (cost $758,281)	$719,682

The accompanying notes are an integral part of these financial statements.

42

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
WARRANTS - 0.1%
	Diversified Financials - 0.1%
184,498	Platform Specialty Products Corp.(1)	$4,970,376

	Total Warrants (cost $3,505,462)	$4,970,376

RIGHTS - 0.0%
	Software & Services - 0.0%
1,679,248	Optimal Payments plc(1)	$3,582,926

	Total Rights (cost $2,143,991)	$3,582,926

	Total Long-Term Investments (cost $10,187,141,037)	$11,175,113,721

SHORT-TERM INVESTMENTS - 2.5%
	Other Investment Pools & Funds - 2.5%
281,946,919	Fidelity Money Market Class 1	$281,946,919

	Total Short-Term Investments (cost $281,946,919)	$281,946,919

Total Investments (cost $10,469,087,956)^	100.3%	$11,457,060,640
Other Assets and Liabilities	(0.3)%	(30,803,624)

Total Net Assets	100.0%	$11,426,257,016

The accompanying notes are an integral part of these financial statements.

43

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $10,486,894,079 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,282,531,103
Unrealized Depreciation	(312,364,542)

Net Unrealized Appreciation	$970,166,561

(1)	Non-income producing.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $223,589,273, which represents 2.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
04/2014	50,581	Apigee Corp. PIPE Preferred	$1,079,272
03/2015	143,626	Birst, Inc. Series F Preferred	838,905
02/2014	25,867	Cloudera, Inc. Preferred	376,623
02/2014	1,923	DocuSign, Inc. Series B Preferred	25,253
02/2014	576	DocuSign, Inc. Series B-1 Preferred	7,564
02/2014	1,383	DocuSign, Inc. Series D Preferred	18,162
02/2014	35,761	DocuSign, Inc. Series E Preferred	469,628
04/2015	6,398	DocuSign, Inc. Series F Preferred	122,158
12/2014	244,180	Draftkings, Inc. Preferred	439,837
01/2014	18,389	Dropbox, Inc. Series C Preferred	351,252
05/2014	566,622	Essence Holding Group Preferred	895,999
11/2014	44,867	Forward Ventures LLC Preferred	1,396,764
10/2005	25,200	Harvey Weinstein Co. Holdings Preferred	23,636,380
08/2014	12,011	Honest Co. Preferred	324,985
08/2014	28,025	Honest Co. Series C Convertible Preferred	758,281
02/2015	9,027,618	Invuity, Inc. Preferred	7,000,015
04/2015	10,615	JAND Inc.	121,916
04/2015	23,702	JAND Inc. Series D Preferred	272,225
04/2014	46,516	LendingClub Corp.	473,126
08/2014	372,334	Lithium Technology Corp.	1,814,756
07/2014	77,707	Lookout, Inc. Series F Preferred	887,655
04/2015	95,031	MarkLogic Corp. Series F Preferred	1,103,709
12/2014	95,683	Moderna Therapeutics, Inc. Preferred	5,900,771
04/2014	28,495	New Relic, Inc. PIPE Series A Preferred	808,879
08/2014	118,110	Nutanix, Inc. Preferred	1,582,261
01/2014	83,332	One Kings Lane, Inc. Preferred	1,284,730
03/2015	457,210	Pinterest, Inc. Series G Preferred	16,411,763
04/2014	1,219,639	Pure Storage, Inc. Preferred	19,179,921
12/2014	245,862	Redfin Corp. Series G Preferred	810,779
03/2015	5,362,869	Rethink Robotics, Inc. Preferred	13,365,342
03/2015	47,064	Sharecare Preferred	11,759,882

The accompanying notes are an integral part of these financial statements.

44

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Period Acquired	Shares/Par	Security	Cost
11/2013	770,636	Tory Burch LLC Preferred	$60,399,725
06/2014	2,000,820	Uber Technologies, Inc. Preferred	31,038,821
08/2014	58,205	Veracode, Inc. Preferred	1,074,808
12/2014	153,417	WeWork Companies, Inc.	2,554,571
12/2014	762,484	WeWork Companies, Inc. Class D-1 Preferred	12,696,243
12/2014	599,094	WeWork Companies, Inc. Class D-2 Preferred	9,975,610
01/2015	306,876	Zuora, Inc. Series F Preferred	1,165,914

			$232,424,485

At April 30, 2015, the aggregate value of these securities were $223,589,273, which represents 2.0% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2015

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
EUR	Buy	05/04/15	DEUT	$9,503,644	$9,556,838	$53,194
EUR	Buy	05/05/15	WEST	860,453	863,097	2,644
EUR	Buy	06/17/15	RBS	6,290,721	6,443,619	152,898
EUR	Sell	05/04/15	DEUT	927,104	932,293	(5,189)
EUR	Sell	05/05/15	WEST	1,898,616	1,904,450	(5,834)
EUR	Sell	06/17/15	NAB	76,874,164	81,246,907	(4,372,743)
EUR	Sell	06/17/15	RBS	76,644,598	81,245,783	(4,601,185)
GBP	Buy	05/01/15	HSBC	365,871	363,174	(2,697)
GBP	Buy	05/01/15	GSC	4,302,029	4,278,891	(23,138)
GBP	Buy	05/05/15	TDB	130,983	131,189	206
GBP	Sell	05/01/15	HSBC	800,790	794,887	5,903
GBP	Sell	06/17/15	BNP	2,336,649	2,396,855	(60,206)
GBP	Sell	06/17/15	BCLY	4,014,649	4,089,384	(74,735)
GBP	Sell	06/17/15	RBS	4,012,163	4,087,851	(75,688)
HKD	Sell	05/04/15	GSC	46,570	46,570	—
JPY	Buy	05/08/15	DEUT	617,078	614,645	(2,433)
JPY	Buy	06/17/15	GSC	5,629,063	5,720,104	91,041
JPY	Sell	05/08/15	DEUT	588,798	586,476	2,322
JPY	Sell	06/17/15	DEUT	98,128,698	99,551,313	(1,422,615)
JPY	Sell	06/17/15	JPM	98,118,973	99,551,313	(1,432,340)

Total						$(11,770,595)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
NAB	National Australia Bank Limited
RBS	RBS Greenwich Capital
TDB	Toronto Dominion Bank
WEST	Westpac International

Currency Abbreviations:
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

45

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$284,782,005	$261,679,038	$23,102,967	$—
Banks	576,601,395	382,219,666	194,381,729	—
Capital Goods	624,505,730	503,782,435	118,794,605	1,928,690
Commercial & Professional Services	79,850,736	67,709,035	12,141,701	—
Consumer Durables & Apparel	301,877,708	136,212,667	165,665,041	—
Consumer Services	306,843,618	303,050,945	3,792,673	—
Diversified Financials	493,879,508	445,855,982	48,023,526	—
Energy	548,619,034	526,838,771	21,780,263	—
Food & Staples Retailing	68,527,050	55,906,426	12,620,624	—
Food, Beverage & Tobacco	361,837,938	307,438,193	54,399,745	—
Health Care Equipment & Services	471,516,166	471,516,166	—	—
Household & Personal Products	93,879,771	40,952,534	52,927,237	—
Insurance	584,669,113	549,746,118	34,922,995	—
Materials	400,117,659	275,884,918	124,232,741	—
Media	88,385,309	63,371,213	25,014,096	—
Pharmaceuticals, Biotechnology & Life Sciences	1,732,914,939	1,566,434,270	166,480,669	—
Real Estate	84,877,781	54,057,121	28,521,552	2,299,108
Retailing	722,739,927	722,630,202	—	109,725
Semiconductors & Semiconductor Equipment	627,859,749	585,748,381	42,111,368	—
Software & Services	1,382,763,108	1,355,860,833	26,108,256	794,019
Technology Hardware & Equipment	500,130,304	462,304,138	37,826,166	—
Telecommunication Services	47,557,073	32,904,232	14,652,841	—
Transportation	435,222,834	435,222,834	—	—
Utilities	128,144,233	71,594,214	56,550,019	—
Preferred Stocks	217,738,049	—	—	217,738,049
Convertible Preferred Stocks	719,682	—	—	719,682
Warrants	4,970,376	—	4,970,376	—
Rights	3,582,926	3,582,926	—	—
Short-Term Investments	281,946,919	281,946,919	—	—

Total	$11,457,060,640	$9,964,450,177	$1,269,021,190	$223,589,273

Foreign Currency Contracts(2)	$308,208	$—	$308,208	$—

Total	$308,208	$—	$308,208	$—

Liabilities
Foreign Currency Contracts(2)	$(12,078,803)	$—	$(12,078,803)	$—

Total	$(12,078,803)	$—	$(12,078,803)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $4,970,550 were transferred from Level 1 to Level 2, and investments valued at $31,999,861 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

46

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Preferred Stocks	Convertible Preferred Stock	Total
Beginning balance	$7,743,635	$106,206,276	$682,453	$114,632,364
Purchases	3,192,715	83,259,916	—	86,452,631
Sales	—	(2,487,170)	—	(2,487,170)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	1,010,161	—	1,010,161
Net change in unrealized appreciation/(depreciation)	31,747	29,748,866	37,229	29,817,842
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	(5,836,555)	—	—	(5,836,555)

Ending balance	$5,131,542	$217,738,049	$719,682	$223,589,273

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investment held at April 30, 2015 was $29,965,543.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

47

Hartford Core Equity Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.7%
Consumer Staples	11.8
Energy	5.1
Financials	9.2
Health Care	19.7
Industrials	7.5
Information Technology	20.5
Materials	3.2
Utilities	4.1

Total	94.8%

Short-Term Investments	4.3%
Other Assets & Liabilities	0.9

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

48

Hartford Core Equity Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.8%
	Banks - 6.0%
183,880	EverBank Financial Corp.	$3,414,651
103,658	JP Morgan Chase & Co.	6,557,405
48,775	PNC Financial Services Group, Inc.	4,474,131

		14,446,187

	Capital Goods - 3.1%
39,290	AMETEK, Inc.	2,059,582
27,670	Honeywell International, Inc.	2,792,457
28,730	Illinois Tool Works, Inc.	2,688,553

		7,540,592

	Commercial & Professional Services - 3.6%
38,160	Equifax, Inc.	3,698,849
42,680	Nielsen N.V.	1,918,039
40,040	Verisk Analytics, Inc. Class A(1)	3,004,602

		8,621,490

	Consumer Durables & Apparel - 1.2%
18,042	PVH Corp.	1,864,640
7,070	Ralph Lauren Corp.	943,209

		2,807,849

	Consumer Services - 1.9%
3,453	Chipotle Mexican Grill, Inc.(1)	2,145,487
28,687	Starwood Hotels & Resorts Worldwide, Inc.	2,465,648

		4,611,135

	Energy - 5.1%
30,240	Anadarko Petroleum Corp.	2,845,584
41,560	Chevron Corp.	4,615,653
24,145	EOG Resources, Inc.	2,389,148
48,945	Halliburton Co.	2,395,858

		12,246,243

	Food & Staples Retailing - 4.7%
36,230	Costco Wholesale Corp.	5,182,701
61,940	CVS Health Corp.	6,150,023

		11,332,724

	Food, Beverage & Tobacco - 4.6%
70,820	Altria Group, Inc.	3,544,541
122,910	Mondelez International, Inc. Class A	4,716,057
20,658	Monster Beverage Corp.(1)	2,832,418

		11,093,016

	Health Care Equipment & Services - 10.5%
33,295	Aetna, Inc.	3,558,237
39,147	Cerner Corp.(1)	2,811,146
60,875	Envision Healthcare Holdings, Inc.(1)	2,310,815
23,765	McKesson Corp.	5,309,101
48,960	Omnicare, Inc.	4,307,501
42,794	UnitedHealth Group, Inc.	4,767,251
22,670	Zimmer Holdings, Inc.	2,490,073

		25,554,124

	Household & Personal Products - 2.5%
87,990	Coty, Inc. Class A(1)	2,103,841
49,864	Estee Lauder Cos., Inc. Class A	4,053,445

		6,157,286

	Insurance - 3.2%
39,765	ACE Ltd.	4,254,457
63,510	American International Group, Inc.	3,574,978

		7,829,435

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.8% - (continued)
	Materials - 3.2%
18,890	Airgas, Inc.	$1,913,179
48,430	Crown Holdings, Inc.(1)	2,627,812
11,665	Sherwin-Williams Co.	3,242,870

		7,783,861

	Media - 1.7%
72,255	Comcast Corp. Class A	4,161,165

	Pharmaceuticals, Biotechnology & Life Sciences - 9.2%
16,655	Actavis plc(1)	4,711,033
5,434	Biogen, Inc.(1)	2,031,936
74,685	Bristol-Myers Squibb Co.	4,759,675
62,794	Eli Lilly & Co.	4,513,005
16,250	Gilead Sciences, Inc.(1)	1,633,287
79,027	Merck & Co., Inc.	4,706,848

		22,355,784

	Retailing - 8.9%
8,415	AutoZone, Inc.(1)	5,660,434
54,382	Dollar Tree, Inc.(1)	4,155,329
64,920	Lowe’s Cos., Inc.	4,470,391
37,805	Ross Stores, Inc.	3,738,158
54,340	TJX Cos., Inc.	3,507,104

		21,531,416

	Semiconductors & Semiconductor Equipment - 1.0%
76,685	Intel Corp.	2,496,097

	Software & Services - 15.4%
35,090	Accenture plc Class A	3,251,089
86,985	Activision Blizzard, Inc.	1,984,563
49,510	Automatic Data Processing, Inc.	4,185,575
22,425	Fiserv, Inc.(1)	1,740,180
100,020	Genpact Ltd.(1)	2,186,437
7,400	Google, Inc. Class A(1)	4,060,898
5,320	Google, Inc. Class C(1)	2,858,413
40,410	Intuit, Inc.	4,054,335
39,855	Jack Henry & Associates, Inc.	2,650,756
31,765	Mastercard, Inc. Class A	2,865,521
116,615	Microsoft Corp.	5,672,154
36,044	Solera Holdings, Inc.	1,748,855

		37,258,776

	Technology Hardware & Equipment - 4.1%
54,075	Apple, Inc.	6,767,486
106,500	Cisco Systems, Inc.	3,070,395

		9,837,881

	Transportation - 0.8%
11,805	FedEx Corp.	2,001,774

	Utilities - 4.1%
65,235	American Electric Power Co., Inc.	3,709,914
38,990	NextEra Energy, Inc.	3,935,261
39,165	Pinnacle West Capital Corp.	2,396,898

		10,042,073

	Total Common Stocks (cost $191,091,579)	$229,708,908

	Total Long-Term Investments (cost $191,091,579)	$229,708,908

The accompanying notes are an integral part of these financial statements.

49

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
SHORT-TERM INVESTMENTS - 4.3%
	Other Investment Pools & Funds - 4.3%
10,517,290	Fidelity Money Market Class 1	$10,517,290

	Total Short-Term Investments (cost $10,517,290)	$10,517,290

Total Investments (cost $201,608,869)^	99.1%	$240,226,198
Other Assets and Liabilities	0.9%	2,081,492

Total Net Assets	100.0%	$242,307,690

The accompanying notes are an integral part of these financial statements.

50

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $201,719,907 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$40,297,204
Unrealized Depreciation	(1,790,913)

Net Unrealized Appreciation	$38,506,291

(1)	Non-income producing.

Futures Contracts Outstanding at April 30, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	69	06/19/2015	$7,200,285	$7,172,205	$(28,080)

Total futures contracts					$(28,080)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

51

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$14,446,187	$14,446,187	$—	$—
Capital Goods	7,540,592	7,540,592	—	—
Commercial & Professional Services	8,621,490	8,621,490	—	—
Consumer Durables & Apparel	2,807,849	2,807,849	—	—
Consumer Services	4,611,135	4,611,135	—	—
Energy	12,246,243	12,246,243	—	—
Food & Staples Retailing	11,332,724	11,332,724	—	—
Food, Beverage & Tobacco	11,093,016	11,093,016	—	—
Health Care Equipment & Services	25,554,124	25,554,124	—	—
Household & Personal Products	6,157,286	6,157,286	—	—
Insurance	7,829,435	7,829,435	—	—
Materials	7,783,861	7,783,861	—	—
Media	4,161,165	4,161,165	—	—
Pharmaceuticals, Biotechnology & Life Sciences	22,355,784	22,355,784	—	—
Retailing	21,531,416	21,531,416	—	—
Semiconductors & Semiconductor Equipment	2,496,097	2,496,097	—	—
Software & Services	37,258,776	37,258,776	—	—
Technology Hardware & Equipment	9,837,881	9,837,881	—	—
Transportation	2,001,774	2,001,774	—	—
Utilities	10,042,073	10,042,073	—	—
Short-Term Investments	10,517,290	10,517,290	—	—

Total	$240,226,198	$240,226,198	$—	$—

Liabilities
Futures Contracts(2)	$(28,080)	$(28,080)	$—	$—

Total	$(28,080)	$(28,080)	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

52

The Hartford Dividend and Growth Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.9%
Consumer Staples	7.1
Energy	9.7
Financials	20.8
Health Care	15.9
Industrials	13.1
Information Technology	15.1
Materials	2.1
Telecommunication Services	2.6
Utilities	3.3

Total	96.6%

Short-Term Investments	3.4%
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

53

The Hartford Dividend and Growth Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.6%
	Automobiles & Components - 1.6%
6,726,110	Ford Motor Co.	$106,272,538
679,210	Honda Motor Co., Ltd. ADR	22,773,911

		129,046,449

	Banks - 11.8%
4,196,471	Bank of America Corp.	66,849,783
960,950	Bank of Nova Scotia	53,015,612
1,887,420	Citigroup, Inc.	100,637,234
3,094,720	JP Morgan Chase & Co.	195,771,987
1,451,441	PNC Financial Services Group, Inc.	133,140,683
1,164,725	US Bancorp	49,931,761
6,532,040	Wells Fargo & Co.	359,915,404

		959,262,464

	Capital Goods - 7.0%
800,915	Caterpillar, Inc.	69,583,495
1,118,090	Eaton Corp. plc	76,846,326
2,999,210	General Electric Co.	81,218,607
1,055,060	Honeywell International, Inc.	106,476,655
173,330	Lockheed Martin Corp.	32,343,378
624,440	Raytheon Co.	64,941,760
1,012,620	Textron, Inc.	44,535,027
813,820	United Technologies Corp.	92,572,025

		568,517,273

	Commercial & Professional Services - 2.0%
678,145	Equifax, Inc.	65,732,595
2,181,580	Nielsen N.V.	98,040,205

		163,772,800

	Consumer Services - 0.9%
462,977	Las Vegas Sands Corp.	24,482,224
611,400	Starwood Hotels & Resorts Worldwide, Inc.	52,549,830

		77,032,054

	Diversified Financials - 2.2%
262,330	Ameriprise Financial, Inc.	32,864,703
341,230	BlackRock, Inc.	124,187,246
342,900	Northern Trust Corp.	25,083,135

		182,135,084

	Energy - 9.7%
957,980	Anadarko Petroleum Corp.	90,145,918
1,787,900	Chevron Corp.	198,564,174
368,710	EOG Resources, Inc.	36,483,855
1,906,098	Exxon Mobil Corp.	166,535,782
464,980	Halliburton Co.	22,760,771
708,910	Hess Corp.	54,515,179
1,344,900	Imperial Oil Ltd.	59,350,437
2,325,800	Marathon Oil Corp.	72,332,380
495,580	Schlumberger Ltd.	46,886,824
776,090	Total S.A. ADR	41,986,469

		789,561,789

	Food & Staples Retailing - 3.4%
1,672,490	CVS Health Corp.	166,061,532
950,250	Wal-Mart Stores, Inc.	74,167,012
432,207	Walgreens Boots Alliance, Inc.	35,842,927

		276,071,471

	Food, Beverage & Tobacco - 3.1%
1,910,650	Coca-Cola Co.	77,495,964
1,715,200	Mondelez International, Inc. Class A	65,812,224

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.6% - (continued)
	Food, Beverage & Tobacco - 3.1% - (continued)
837,235	Philip Morris International, Inc.	$69,884,005
1,004,535	Unilever N.V.	43,677,182

		256,869,375

	Health Care Equipment & Services - 4.2%
1,347,090	Cardinal Health, Inc.	113,613,571
1,876,110	Medtronic plc	139,676,389
811,420	UnitedHealth Group, Inc.	90,392,188

		343,682,148

	Household & Personal Products - 0.6%
667,235	Procter & Gamble Co.	53,051,855

	Insurance - 6.8%
1,435,350	ACE Ltd.	153,568,096
441,970	Aflac, Inc.	27,861,789
1,211,800	Marsh & McLennan Cos., Inc.	68,054,688
1,476,200	MetLife, Inc.	75,714,298
1,861,375	Principal Financial Group, Inc.	95,153,490
1,666,590	Prudential Financial, Inc.	135,993,744

		556,346,105

	Materials - 2.1%
980,130	Celanese Corp. Series A	65,041,427
1,495,360	Goldcorp, Inc.	28,157,629
1,414,060	International Paper Co.	75,963,303

		169,162,359

	Media - 3.1%
3,470,302	Comcast Corp. Class A	200,444,644
1,410,090	Twenty-First Century Fox, Inc. Class A	48,055,867
56,979	Walt Disney Co.	6,194,757

		254,695,268

	Pharmaceuticals, Biotechnology & Life Sciences - 11.7%
1,516,155	AstraZeneca plc ADR	103,826,294
2,262,640	Bristol-Myers Squibb Co.	144,198,047
1,707,180	Eli Lilly & Co.	122,695,027
1,506,727	Johnson & Johnson	149,467,318
4,826,658	Merck & Co., Inc.	287,475,751
4,237,810	Pfizer, Inc.	143,788,893

		951,451,330

	Retailing - 1.3%
1,554,220	Lowe’s Cos., Inc.	107,023,589

	Semiconductors & Semiconductor Equipment - 3.5%
680,471	Altera Corp.	28,362,031
1,088,900	Analog Devices, Inc.	67,337,576
4,414,520	Intel Corp.	143,692,626
887,510	Texas Instruments, Inc.	48,111,917

		287,504,150

	Software & Services - 6.9%
1,283,395	Accenture plc Class A	118,906,547
228,100	Google, Inc. Class A(1)	125,174,437
5,078,782	Microsoft Corp.	247,031,956
1,632,490	Oracle Corp.	71,209,214

		562,322,154

	Technology Hardware & Equipment - 4.7%
1,239,045	Apple, Inc.	155,066,482
840,140	Avnet, Inc.	35,815,168
4,600,700	Cisco Systems, Inc.	132,638,181
578,400	Qualcomm, Inc.	39,331,200

The accompanying notes are an integral part of these financial statements.

54

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.6% - (continued)
	Technology Hardware & Equipment - 4.7% - (continued)
258,450	Western Digital Corp.	$25,260,903

		388,111,934

	Telecommunication Services - 2.6%
4,152,600	Verizon Communications, Inc.	209,457,144

	Transportation - 4.1%
1,993,174	CSX Corp.	71,933,649
1,356,680	Delta Air Lines, Inc.	60,562,195
450,310	FedEx Corp.	76,359,067
1,220,573	United Parcel Service, Inc. Class B	122,704,204

		331,559,115

	Utilities - 3.3%
1,022,415	Dominion Resources, Inc.	73,286,707
1,850,475	Exelon Corp.	62,953,160
967,305	NextEra Energy, Inc.	97,630,094
1,329,980	NRG Energy, Inc.	33,568,695

		267,438,656

	Total Common Stocks (cost $5,661,370,505)	$7,884,074,566

	Total Long-Term Investments (cost $5,661,370,505)	$7,884,074,566

SHORT-TERM INVESTMENTS - 3.4%
	Other Investment Pools & Funds - 2.6%
209,622,687	BlackRock Liquidity Funds TempFund Portfolio	$209,622,687

	U.S. Government Agencies - 0.8%
	FHLB
66,000,000	0.07%, 05/22/2015(2)	65,998,812

	Total Short-Term Investments (cost $275,619,895)	$275,621,499

Total Investments (cost $5,936,990,400)^	100.0%	$8,159,696,065
Other Assets and Liabilities	0.0%	(1,895,030)

Total Net Assets	100.0%	$8,157,801,035

The accompanying notes are an integral part of these financial statements.

55

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $5,955,112,171 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,264,374,332
Unrealized Depreciation	(59,790,438)

Net Unrealized Appreciation	$2,204,583,894

(1)	Non-income producing.

(2)	The interest rate disclosed for this holding is the effective yield on the date of the acquisition.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank

The accompanying notes are an integral part of these financial statements.

56

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$129,046,449	$129,046,449	$—	$—
Banks	959,262,464	959,262,464	—	—
Capital Goods	568,517,273	568,517,273	—	—
Commercial & Professional Services	163,772,800	163,772,800	—	—
Consumer Services	77,032,054	77,032,054	—	—
Diversified Financials	182,135,084	182,135,084	—	—
Energy	789,561,789	789,561,789	—	—
Food & Staples Retailing	276,071,471	276,071,471	—	—
Food, Beverage & Tobacco	256,869,375	256,869,375	—	—
Health Care Equipment & Services	343,682,148	343,682,148	—	—
Household & Personal Products	53,051,855	53,051,855	—	—
Insurance	556,346,105	556,346,105	—	—
Materials	169,162,359	169,162,359	—	—
Media	254,695,268	254,695,268	—	—
Pharmaceuticals, Biotechnology & Life Sciences	951,451,330	951,451,330	—	—
Retailing	107,023,589	107,023,589	—	—
Semiconductors & Semiconductor Equipment	287,504,150	287,504,150	—	—
Software & Services	562,322,154	562,322,154	—	—
Technology Hardware & Equipment	388,111,934	388,111,934	—	—
Telecommunication Services	209,457,144	209,457,144	—	—
Transportation	331,559,115	331,559,115	—	—
Utilities	267,438,656	267,438,656	—	—
Short-Term Investments	275,621,499	209,622,687	65,998,812	—

Total	$8,159,696,065	$8,093,697,253	$65,998,812	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

57

The Hartford Equity Income Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	5.0%
Consumer Staples	8.0
Energy	11.8
Financials	23.8
Health Care	13.7
Industrials	13.2
Information Technology	12.5
Materials	1.6
Telecommunication Services	3.5
Utilities	6.4

Total	99.5%

Short-Term Investments	0.7%
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

58

The Hartford Equity Income Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.5%
	Banks - 13.3%
1,054,970	BB&T Corp.	$40,394,801
1,958,340	JP Morgan Chase & Co.	123,884,589
528,305	M&T Bank Corp.	63,222,259
1,032,585	PNC Financial Services Group, Inc.	94,719,022
1,008,290	US Bancorp	43,225,392
2,670,100	Wells Fargo & Co.	147,122,510

		512,568,573

	Capital Goods - 11.6%
327,595	3M Co.	51,232,582
163,200	Caterpillar, Inc.	14,178,816
1,265,385	Eaton Corp. plc	86,969,911
3,175,390	General Electric Co.	85,989,561
365,000	Honeywell International, Inc.	36,835,800
271,610	Illinois Tool Works, Inc.	25,417,264
391,500	Raytheon Co.	40,716,000
380,412	Schneider Electric S.A.	28,435,180
678,460	United Technologies Corp.	77,174,825

		446,949,939

	Commercial & Professional Services - 0.7%
518,450	Waste Management, Inc.	25,678,829

	Consumer Services - 0.9%
351,050	McDonald’s Corp.	33,893,878

	Diversified Financials - 3.4%
282,660	Ameriprise Financial, Inc.	35,411,645
204,445	BlackRock, Inc.	74,405,713
550,629	Invesco Ltd.	22,807,053

		132,624,411

	Energy - 11.8%
1,036,720	Chevron Corp.	115,138,123
767,500	Enbridge, Inc.	40,163,275
1,098,990	Exxon Mobil Corp.	96,018,756
1,239,200	Marathon Oil Corp.	38,539,120
607,535	Occidental Petroleum Corp.	48,663,554
437,500	Phillips 66	34,698,125
527,105	Royal Dutch Shell plc Class B	16,875,682
1,923,620	Suncor Energy, Inc.	62,710,012

		452,806,647

	Food & Staples Retailing - 0.7%
346,780	Wal-Mart Stores, Inc.	27,066,179

	Food, Beverage & Tobacco - 6.4%
250,400	Anheuser-Busch InBev N.V. ADR	30,058,016
696,114	British American Tobacco plc	38,246,994
923,800	Coca-Cola Co.	37,469,328
278,290	Diageo plc ADR	30,895,756
980,365	Kraft Foods Group, Inc.	83,085,934
322,075	Philip Morris International, Inc.	26,883,600

		246,639,628

	Health Care Equipment & Services - 0.8%
428,820	Baxter International, Inc.	29,477,087

	Household & Personal Products - 0.9%
418,805	Procter & Gamble Co.	33,299,186

	Insurance - 7.1%
732,710	ACE Ltd.	78,392,643
1,894,860	Marsh & McLennan Cos., Inc.	106,415,337
962,000	MetLife, Inc.	49,340,980

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.5% - (continued)
	Insurance - 7.1% - (continued)
737,000	Principal Financial Group, Inc.	$37,675,440

		271,824,400

	Materials - 1.6%
718,680	Dow Chemical Co.	36,652,680
511,585	Nucor Corp.	24,996,043

		61,648,723

	Media - 0.9%
857,755	Thomson Reuters Corp.	35,219,420

	Pharmaceuticals, Biotechnology & Life Sciences - 12.9%
574,965	AstraZeneca plc ADR	39,373,603
647,200	Bristol-Myers Squibb Co.	41,246,056
420,600	Eli Lilly & Co.	30,228,522
1,100,850	Johnson & Johnson	109,204,320
2,047,015	Merck & Co., Inc.	121,920,214
231,848	Novartis AG	23,665,216
2,629,776	Pfizer, Inc.	89,228,300
136,719	Roche Holding AG	39,122,838

		493,989,069

	Retailing - 3.2%
1,141,960	Home Depot, Inc.	122,166,881

	Semiconductors & Semiconductor Equipment - 5.5%
1,257,470	Analog Devices, Inc.	77,761,945
2,504,330	Intel Corp.	81,515,941
939,666	Maxim Integrated Products, Inc.	30,849,235
377,720	Texas Instruments, Inc.	20,476,201

		210,603,322

	Software & Services - 4.4%
2,723,695	Microsoft Corp.	132,480,525
1,440,830	Symantec Corp.	35,912,688

		168,393,213

	Technology Hardware & Equipment - 2.6%
3,460,780	Cisco Systems, Inc.	99,774,287

	Telecommunication Services - 3.5%
836,900	BCE, Inc.	36,895,741
1,905,824	Verizon Communications, Inc.	96,129,762

		133,025,503

	Transportation - 0.9%
334,870	United Parcel Service, Inc. Class B	33,664,481

	Utilities - 6.4%
450,100	Duke Energy Corp.	34,914,257
811,920	Eversource Energy	39,589,219
3,827,547	National Grid plc	51,493,293
317,460	NextEra Energy, Inc.	32,041,238
1,202,460	UGI Corp.	41,857,633
1,339,200	Xcel Energy, Inc.	45,412,272

		245,307,912

	Total Common Stocks (cost $3,053,696,060)	$3,816,621,568

	Total Long-Term Investments (cost $3,053,696,060)	$3,816,621,568

The accompanying notes are an integral part of these financial statements.

59

The Hartford Equity Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.7%
25,148,390	Federated Prime Obligations Fund	$25,148,390

	Total Short-Term Investments (cost $25,148,390)	$25,148,390

Total Investments (cost $3,078,844,450)^	100.2%	$3,841,769,958
Other Assets and Liabilities	(0.2)%	(7,121,137)

Total Net Assets	100.0%	$3,834,648,821

The accompanying notes are an integral part of these financial statements.

60

The Hartford Equity Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $3,086,991,775 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$769,783,488
Unrealized Depreciation	(15,005,305)

Net Unrealized Appreciation	$754,778,183

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

61

The Hartford Equity Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$512,568,573	$512,568,573	$—	$—
Capital Goods	446,949,939	418,514,759	28,435,180	—
Commercial & Professional Services	25,678,829	25,678,829	—	—
Consumer Services	33,893,878	33,893,878	—	—
Diversified Financials	132,624,411	132,624,411	—	—
Energy	452,806,647	435,930,965	16,875,682	—
Food & Staples Retailing	27,066,179	27,066,179	—	—
Food, Beverage & Tobacco	246,639,628	208,392,634	38,246,994	—
Health Care Equipment & Services	29,477,087	29,477,087	—	—
Household & Personal Products	33,299,186	33,299,186	—	—
Insurance	271,824,400	271,824,400	—	—
Materials	61,648,723	61,648,723	—	—
Media	35,219,420	35,219,420	—	—
Pharmaceuticals, Biotechnology & Life Sciences	493,989,069	431,201,015	62,788,054	—
Retailing	122,166,881	122,166,881	—	—
Semiconductors & Semiconductor Equipment	210,603,322	210,603,322	—	—
Software & Services	168,393,213	168,393,213	—	—
Technology Hardware & Equipment	99,774,287	99,774,287	—	—
Telecommunication Services	133,025,503	133,025,503	—	—
Transportation	33,664,481	33,664,481	—	—
Utilities	245,307,912	193,814,619	51,493,293	—
Short-Term Investments	25,148,390	25,148,390	—	—

Total	$3,841,769,958	$3,643,930,755	$197,839,203	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

62

The Hartford Growth Opportunities Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	20.1%
Consumer Staples	2.0
Financials	7.6
Health Care	21.2
Industrials	12.6
Information Technology	32.1
Materials	1.9

Total	97.5%

Short-Term Investments	2.7%
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

63

The Hartford Growth Opportunities Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 90.6%
	Automobiles & Components - 0.8%
159,361	Tesla Motors, Inc.(1)	$36,023,554

	Capital Goods - 8.8%
299,579	Acuity Brands, Inc.	50,014,714
1,426,997	AECOM(1)	45,036,025
586,922	AMETEK, Inc.	30,766,451
783,808	Danaher Corp.	64,178,199
889,699	DigitalGlobe, Inc.(1)	28,621,617
1,169,953	Fortune Brands Home & Security, Inc.	52,179,904
1,149,068	HD Supply Holdings, Inc.(1)	37,919,244
4,106,956	Lithium Technology Corp.(1)(2)(3)	21,274,032
1,028,999	Textron, Inc.	45,255,376

		375,245,562

	Commercial & Professional Services - 0.9%
320,387	IHS, Inc. Class A(1)	40,198,957

	Consumer Durables & Apparel - 3.5%
645,953	GoPro, Inc. Class A(1)	32,349,326
290,399	Harman International Industries, Inc.	37,862,221
10,719,360	Samsonite International S.A.	39,095,307
216,313	Whirlpool Corp.	37,984,563

		147,291,417

	Consumer Services - 5.4%
59,390	Chipotle Mexican Grill, Inc.(1)	36,901,383
1,789,709	Diamond Resorts International, Inc.(1)	57,288,585
1,389,258	Hilton Worldwide Holdings, Inc.(1)	40,232,912
1,124,786	Starbucks Corp.	55,766,890
438,134	Wyndham Worldwide Corp.	37,416,643

		227,606,413

	Diversified Financials - 3.5%
142,669	BlackRock, Inc.	51,922,956
1,478,828	Nomad Holdings Ltd.(1)(2)(3)	26,618,904
562,643	Northern Trust Corp.	41,157,336
1,046,579	Platform Specialty Products Corp.(1)	28,194,838

		147,894,034

	Energy - 0.0%
2,187,900	Malakoff Corp. Bhd(1)	1,105,776

	Food & Staples Retailing - 1.0%
894,998	Whole Foods Market, Inc.	42,745,104

	Food, Beverage & Tobacco - 1.0%
315,935	Monster Beverage Corp.(1)	43,317,848

	Health Care Equipment & Services - 6.5%
394,697	Becton Dickinson and Co.	55,600,966
2,929,630	Boston Scientific Corp.(1)	52,206,007
474,373	Cerner Corp.(1)	34,064,725
268,000	DexCom, Inc.(1)	18,108,760
951,752	Envision Healthcare Holdings, Inc.(1)	36,128,506
1,185,474	Hologic, Inc.(1)	39,997,893
78,651	Intuitive Surgical, Inc.(1)	39,009,323

		275,116,180

	Insurance - 1.2%
936,694	American International Group, Inc.	52,726,505

	Materials - 1.9%
299,396	Martin Marietta Materials, Inc.	42,708,839
1,362,604	Platform Specialty Products Corp.(1)	36,708,552

		79,417,391

Shares or Principal Amount		Market Value*
COMMON STOCKS - 90.6% - (continued)
	Media - 1.2%
1,556,987	Twenty-First Century Fox, Inc. Class A	$53,062,117

	Pharmaceuticals, Biotechnology & Life Sciences - 14.7%
282,695	Actavis plc(1)	79,963,108
146,122	Alnylam Pharmaceuticals, Inc.(1)	14,885,448
581,415	AstraZeneca plc	39,900,529
123,028	Biogen, Inc.(1)	46,003,860
37,500	Blueprint Medicines Corp.(1)	707,625
2,289,002	Bristol-Myers Squibb Co.	145,878,097
286,814	Celgene Corp.(1)	30,993,121
345,900	Eisai Co., Ltd.	23,056,792
216,136	Incyte Corp.(1)	20,999,774
811,440	Merck & Co., Inc.	48,329,366
1,209,702	Mylan N.V.(1)	87,413,067
387,593	Novartis AG	39,562,438
102,798	Regeneron Pharmaceuticals, Inc.(1)	47,025,973

		624,719,198

	Real Estate - 2.6%
616,471	American Tower Corp. REIT	58,275,004
1,292,144	CBRE Group, Inc. Class A(1)	49,540,801
81,341	WeWork Companies, Inc. Class A(1)(2)(3)	1,218,976

		109,034,781

	Retailing - 7.5%
405,402	Advance Auto Parts, Inc.	57,972,486
365,406	Amazon.com, Inc.(1)	154,120,943
123,196	JAND Inc. Class A(1)(2)(3)	1,273,449
532,146	Lowe’s Cos., Inc.	36,643,573
121,024	Netflix, Inc.(1)	67,349,856

		317,360,307

	Semiconductors & Semiconductor Equipment - 1.1%
492,238	NXP Semiconductors N.V.(1)	47,313,916

	Software & Services - 17.2%
898,044	Akamai Technologies, Inc.(1)	66,257,686
544,856	Alibaba Group Holding Ltd. ADR(1)	44,291,344
131,500	Apigee Corp.(1)	1,902,805
183,109	Baidu, Inc. ADR(1)	36,673,071
837,484	Cognizant Technology Solutions Corp. Class A(1)	49,026,314
297,216	CoStar Group, Inc.(1)	60,759,867
1,483,844	Facebook, Inc. Class A(1)	116,882,392
64,100	GoDaddy, Inc. Class A(1)	1,606,987
175,499	Google, Inc. Class A(1)	96,308,586
98,622	Google, Inc. Class C(1)	52,993,533
974,377	Mobileye N.V.(1)	43,710,552
1,565,700	Tencent Holdings Ltd.	32,314,279
836,815	Workday, Inc. Class A(1)	76,325,896
513,497	Zillow Group, Inc. Class A(1)	50,137,847

		729,191,159

	Technology Hardware & Equipment - 9.1%
1,970,170	Apple, Inc.	246,566,776
629,909	Arista Networks, Inc.(1)	40,320,475
1,427,817	CDW Corp. of Delaware	54,713,947
669,176	TE Connectivity Ltd.	44,533,663

		386,134,861

	Transportation - 2.7%
393,249	Genesee & Wyoming, Inc. Class A(1)	36,552,495
365,443	Kansas City Southern	37,454,253

The accompanying notes are an integral part of these financial statements.

64

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 90.6% - (continued)
	Transportation - 2.7% - (continued)
421,727	United Parcel Service, Inc. Class B	$42,396,215

		116,402,963

	Total Common Stocks (cost $3,317,671,883)	$3,851,908,043

PREFERRED STOCKS - 6.6%
	Consumer Durables & Apparel - 0.3%
923,832	One Kings Lane, Inc.(1)(2)(3)	$13,099,938

	Consumer Services - 0.1%
2,428,921	Draftkings, Inc.(1)(2)(3)	3,937,655

	Real Estate - 0.4%
2,437,006	Redfin Corp. Series G(1)(2)(3)	7,232,863
404,267	WeWork Companies, Inc. Class D-1(1)(2)(3)	6,058,363
317,638	WeWork Companies, Inc. Class D-2(1)(2)(3)	4,760,137

		18,051,363

	Retailing - 1.2%
443,446	Forward Ventures LLC(1)(2)(3)	17,888,612
116,585	Honest Co.(1)(2)(3)	2,993,903
275,096	JAND Inc. Series D(1)(2)(3)	2,843,604
418,006	Tory Burch LLC(1)(2)(3)	28,018,931

		51,745,050

	Software & Services - 4.1%
454,126	Apigee Corp. PIPE(1)(2)(3)	5,935,987
1,526,069	Birst, Inc. Series F(1)(2)(3)	8,022,240
387,642	Cloudera, Inc.(1)(2)(3)	11,512,967
5,668,755	Essence Holding Group(1)(2)(3)	10,090,384
743,470	Lookout, Inc. Series F(1)(2)(3)	7,642,872
1,078,374	MarkLogic Corp. Series F(1)(2)(3)	11,272,006
158,587	New Relic, Inc. PIPE Series A(1)(2)(3)	5,035,129
610,175	Nutanix, Inc.(1)(2)(3)	10,855,013
282,178	Pinterest, Inc. Series G(1)(2)(3)	9,116,018
2,311,920	Uber Technologies, Inc.(1)(2)(3)	69,324,817
566,228	Veracode, Inc.(1)(2)(3)	16,126,173
3,194,823	Zuora, Inc. Series F(1)(2)(3)	10,924,282

		175,857,888

	Technology Hardware & Equipment - 0.3%
654,892	Pure Storage, Inc.(1)(2)(3)	10,805,718

	Telecommunication Services - 0.2%
19,187	DocuSign, Inc. Series B(1)(2)(3)	366,339
5,747	DocuSign, Inc. Series B-1(1)(2)(3)	109,728
13,788	DocuSign, Inc. Series D(1)(2)(3)	263,256
356,583	DocuSign, Inc. Series E(1)(2)(3)	6,808,275
74,347	DocuSign, Inc. Series F(1)(2)(3)	1,419,515

		8,967,113

	Total Preferred Stocks (cost $243,957,797)	$282,464,725

CONVERTIBLE PREFERRED STOCKS - 0.2%
	Retailing - 0.2%
272,032	Honest Co. Series C(1)(2)(3)	$6,985,782

	Total Convertible Preferred Stocks (cost $7,360,451)	$6,985,782

Shares or Principal Amount		Market Value*
WARRANTS - 0.1%
	Diversified Financials - 0.1%
1,484,000	Nomad Holdings Ltd.(1)(2)(3)	$3,710,000

	Total Warrants (cost $14,840)	$3,710,000

	Total Long-Term Investments (cost $3,569,004,971)	$4,145,068,550

SHORT-TERM INVESTMENTS - 2.7%
	Other Investment Pools & Funds - 2.7%
115,804,583	Federated Prime Obligations Fund	$115,804,583

	Total Short-Term Investments (cost $115,804,583)	$115,804,583

Total Investments (cost $3,684,809,554)^	100.2%	$4,260,873,133
Other Assets and Liabilities	(0.2)%	(9,857,847)

Total Net Assets	100.0%	$4,251,015,286

The accompanying notes are an integral part of these financial statements.

65

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $3,685,798,886 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$642,572,166
Unrealized Depreciation	(67,497,919)

Net Unrealized Appreciation	$575,074,247

(1)	Non-income producing.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $343,545,868, which represents 8.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
04/2014	454,126	Apigee Corp. PIPE Preferred	$9,689,753
03/2015	1,526,069	Birst, Inc. Series F Preferred	8,913,617
02/2014	387,642	Cloudera, Inc. Preferred	5,644,068
02/2014	19,187	DocuSign, Inc. Series B Preferred	251,971
02/2014	5,747	DocuSign, Inc. Series B-1 Preferred	75,472
02/2014	13,788	DocuSign, Inc. Series D Preferred	181,069
02/2014	356,583	DocuSign, Inc. Series E Preferred	4,682,791
04/2015	74,347	DocuSign, Inc. Series F Preferred	1,419,515
02/2014	2,428,921	Draftkings, Inc. Preferred	4,375,172
05/2014	5,668,755	Essence Holding Group Preferred	8,964,002
11/2014	443,446	Forward Ventures LLC Preferred	13,805,011
08/2014	116,585	Honest Co. Preferred	3,154,475
08/2014	272,032	Honest Co. Series C Convertible Preferred	7,360,451
04/2015	123,196	JAND Inc.	1,414,943
04/2015	275,096	JAND Inc. Series D Preferred	3,159,560
08/2013	4,106,956	Lithium Technology Corp.	20,017,304
07/2014	743,470	Lookout, Inc. Series F Preferred	8,492,732
04/2015	1,078,374	MarkLogic Corp. Series F Preferred	12,524,451
04/2014	158,587	New Relic, Inc. PIPE Series A Preferred	4,501,696
04/2014	1,478,828	Nomad Holdings Ltd.	14,773,492
04/2014	1,484,000	Nomad Holdings Ltd. Warrants	14,840
08/2014	610,175	Nutanix, Inc. Preferred	8,174,209
01/2014	923,832	One Kings Lane, Inc. Preferred	14,242,718
03/2015	282,178	Pinterest, Inc. Series G Preferred	10,128,909
04/2014	654,892	Pure Storage, Inc. Preferred	10,298,766
12/2014	2,437,006	Redfin Corp. Series G Preferred	8,036,515
11/2013	418,006	Tory Burch LLC Preferred	32,761,838
06/2014	2,311,920	Uber Technologies, Inc. Preferred	35,864,931
08/2014	566,228	Veracode, Inc. Preferred	10,455,910
12/2014	81,341	WeWork Companies, Inc.	1,354,422
12/2014	404,267	WeWork Companies, Inc. Class D-1 Preferred	6,731,514
12/2014	317,638	WeWork Companies, Inc. Class D-2 Preferred	5,289,041
01/2015	3,194,823	Zuora, Inc. Series F Preferred	12,138,091

			$288,893,249

At April 30, 2015, the aggregate value of these securities were $343,545,868, which represents 8.0% of total net assets.

The accompanying notes are an integral part of these financial statements.

66

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
JPY	Sell	05/01/15	DEUT	$986,520	$984,688	$1,832
JPY	Sell	05/07/15	HSBC	1,530,342	1,526,075	4,267

Total						$6,099

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA

Currency Abbreviations:
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

67

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$36,023,554	$36,023,554	$—	$—
Capital Goods	375,245,562	353,971,530	—	21,274,032
Commercial & Professional Services	40,198,957	40,198,957	—	—
Consumer Durables & Apparel	147,291,417	108,196,110	39,095,307	—
Consumer Services	227,606,413	227,606,413	—	—
Diversified Financials	147,894,034	93,080,292	28,194,838	26,618,904
Energy	1,105,776	1,105,776	—	—
Food & Staples Retailing	42,745,104	42,745,104	—	—
Food, Beverage & Tobacco	43,317,848	43,317,848	—	—
Health Care Equipment & Services	275,116,180	275,116,180	—	—
Insurance	52,726,505	52,726,505	—	—
Materials	79,417,391	79,417,391	—	—
Media	53,062,117	53,062,117	—	—
Pharmaceuticals, Biotechnology & Life Sciences	624,719,198	522,199,439	102,519,759	—
Real Estate	109,034,781	107,815,805	—	1,218,976
Retailing	317,360,307	316,086,858	—	1,273,449
Semiconductors & Semiconductor Equipment	47,313,916	47,313,916	—	—
Software & Services	729,191,159	696,876,880	32,314,279	—
Technology Hardware & Equipment	386,134,861	386,134,861	—	—
Transportation	116,402,963	116,402,963	—	—
Preferred Stocks	282,464,725	—	—	282,464,725
Convertible Preferred Stocks	6,985,782	—	—	6,985,782
Warrants	3,710,000	—	—	3,710,000
Short-Term Investments	115,804,583	115,804,583	—	—

Total	$4,260,873,133	$3,715,203,082	$202,124,183	$343,545,868

Foreign Currency Contracts(2)	$6,099	$—	$6,099	$—

Total	$6,099	$—	$6,099	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Convertible Preferred Stock	Preferred Stock	Warrants	Total
Beginning balance	$49,120,034	$6,624,406	$162,484,112	$—	$218,228,552
Purchases	7,439,903	—	86,521,396	—	93,961,299
Sales	—	—	(24,404,568)	—	(24,404,568)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	9,911,883	—	9,911,883
Net change in unrealized appreciation/depreciation	10,273,314	361,376	47,951,902	3,227,700	61,814,292
Transfers into Level 3(1)	15,165,372	—	—	482,300	15,647,672
Transfers out of Level 3(1)	(31,613,262)	—	—	—	(31,613,262)

Ending balance	$50,385,361	$6,985,782	$282,464,725	$3,710,000	$343,545,868

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $62,519,446.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

68

The Hartford Healthcare Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	3.2%
Health Care	91.4
Information Technology	0.2

Total	94.8%

Short-Term Investments	6.4%
Other Assets & Liabilities	(1.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

69

The Hartford Healthcare Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.8%
	Biotechnology - 25.3%
624,320	Achillion Pharmaceuticals, Inc.(1)	$5,462,800
111,030	Acorda Therapeutics, Inc.(1)	3,338,672
489,901	Alkermes plc(1)	27,125,818
162,160	Alnylam Pharmaceuticals, Inc.(1)	16,519,239
250,691	Anacor Pharmaceuticals, Inc.(1)	13,208,909
1,939,700	Arena Pharmaceuticals, Inc.(1)	8,457,092
728,296	BioCryst Pharmaceuticals, Inc.(1)	6,765,870
26,753	Biogen, Inc.(1)	10,003,749
11,900	Blueprint Medicines Corp.(1)	224,553
13,820	Cellectis S.A. ADR(1)	454,678
227,680	Cepheid(1)	12,772,848
468,843	Dicerna Pharmaceuticals, Inc.(1)	9,409,679
239,620	Five Prime Therapeutics, Inc.(1)	4,806,777
14,743	Foundation Medicine, Inc.(1)	670,954
369,384	Galapagos N.V.(1)	15,582,638
638,090	Gilead Sciences, Inc.(1)	64,134,426
386,096	GlycoMimetics, Inc.(1)	3,200,736
225,048	Incyte Corp.(1)	21,865,664
149,005	Innate Pharma S.A.(1)	2,608,461
14,120	Invitae Corp.(1)	154,614
347,610	Ironwood Pharmaceuticals, Inc.(1)	4,748,353
194,799	Otonomy, Inc.(1)	5,111,526
188,080	Portola Pharmaceuticals, Inc.(1)	6,712,575
86,030	PTC Therapeutics, Inc.(1)	5,054,262
88,502	Regeneron Pharmaceuticals, Inc.(1)	40,486,125
417,460	Regulus Therapeutics, Inc.(1)	5,239,123
754,190	Rigel Pharmaceuticals, Inc.(1)	3,212,849
71,284	Seattle Genetics, Inc.(1)	2,447,893
27,190	Synageva BioPharma Corp.(1)	2,500,392
175,290	T2 Biosystems, Inc.(1)	2,711,736
314,433	TESARO, Inc.(1)	17,127,166
397,972	Trevana, Inc.(1)	2,455,487
140,793	Vertex Pharmaceuticals, Inc.(1)	17,356,961

		341,932,625

	Drug Retail - 3.1%
247,690	CVS Health Corp.	24,593,140
39,630	Diplomat Pharmacy, Inc.(1)	1,419,547
196,750	Walgreens Boots Alliance, Inc.	16,316,477

		42,329,164

	Health Care Services - 1.1%
399,746	Envision Healthcare Holdings, Inc.(1)	15,174,358

	Health Care Distributors - 5.1%
280,910	Cardinal Health, Inc.	23,691,949
202,570	McKesson Corp.	45,254,138

		68,946,087

	Health Care Equipment - 18.1%
438,130	Abbott Laboratories	20,337,995
288,550	AtriCure, Inc.(1)	6,350,985
82,890	Becton Dickinson and Co.	11,676,714
1,640,590	Boston Scientific Corp.(1)	29,235,314
278,585	Globus Medical, Inc. Class A(1)	6,655,396
86,525	HeartWare International, Inc.(1)	6,550,808
580,580	K2M Group Holdings, Inc.(1)	12,197,986
893,709	Medtronic plc	66,536,635
381,972	St. Jude Medical, Inc.	26,757,138
228,700	Stryker Corp.	21,095,288
80,932	Teleflex, Inc.	9,951,399
203,873	Tornier N.V.(1)	5,274,194

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.8% - (continued)
	Health Care Equipment - 18.1% - (continued)
609,237	TriVascular Techonologies, Inc.(1)	$4,447,430
158,533	Zimmer Holdings, Inc.	17,413,265

		244,480,547

	Health Care Facilities - 5.6%
112,730	Acadia Healthcare Co., Inc.(1)	7,722,005
470,061	Al Noor Hospitals Group plc	6,479,460
424,220	HCA Holdings, Inc.(1)	31,396,522
587,058	NMC Health plc	6,866,639
2,751,930	Phoenix Healthcare Group Co., Ltd.	5,678,682
860,320	Spire Healthcare Group plc(1)	4,213,405
107,620	Universal Health Services, Inc. Class B	12,586,159

		74,942,872

	Health Care Supplies - 0.7%
117,206	Dentsply International, Inc.	5,977,506
199,610	Endologix, Inc.(1)	3,105,932

		9,083,438

	Health Care Technology - 1.7%
347,994	Allscripts Healthcare Solutions, Inc.(1)	4,628,320
74,090	athenahealth, Inc.(1)	9,087,879
203,750	Castlight Health, Inc. Class B(1)	1,534,238
271,240	IMS Health Holdings, Inc.(1)	7,483,512

		22,733,949

	Internet Software & Services - 0.2%
255,953	Everyday Health, Inc.(1)	3,137,984

	Life Sciences Tools & Services - 3.4%
166,770	Agilent Technologies, Inc.	6,899,275
40,879	MorphoSys AG(1)	2,941,090
229,470	PRA Health Sciences, Inc.(1)	6,535,306
91,860	Quintiles Transnational Holdings, Inc(1)	6,051,737
126,680	Thermo Fisher Scientific, Inc.	15,921,142
188,850	WuXi PharmaTech Cayman, Inc. ADR(1)	8,152,654

		46,501,204

	Managed Health Care - 6.7%
382,360	Aetna, Inc.	40,862,813
239,520	Cigna Corp.	29,853,773
228,800	Qualicorp S.A.(1)	1,883,284
156,620	UnitedHealth Group, Inc.	17,447,468

		90,047,338

	Pharmaceuticals - 23.8%
191,500	Actavis plc(1)	54,167,690
398,657	Aerie Pharmaceuticals, Inc.(1)	3,843,053
121,645	Almirall S.A.(1)	2,293,574
292,510	AstraZeneca plc ADR	20,031,085
1,249,050	Bristol-Myers Squibb Co.	79,601,957
332,500	Daiichi Sankyo Co., Ltd.	5,775,088
163,800	Eisai Co., Ltd.	10,918,481
309,250	Eli Lilly & Co.	22,225,798
74,970	Johnson & Johnson	7,437,024
305,017	Medicines Co.(1)	7,811,485
285,140	MediWound Ltd.(1)	1,682,326
340,040	Merck & Co., Inc.	20,252,782
265,720	Mylan N.V.(1)	19,200,927
167,722	Ocular Therapeutix, Inc.(1)	3,681,498
47,500	Ono Pharmaceutical Co., Ltd.	5,148,008
630,000	Shionogi & Co., Ltd.	20,767,743
315,731	Tetraphase Pharmaceuticals, Inc.(1)	11,138,990

The accompanying notes are an integral part of these financial statements.

70

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.8% - (continued)
	Pharmaceuticals - 23.8% - (continued)
201,186	Teva Pharmaceutical Industries Ltd. ADR	$12,155,658
143,314	UCB S.A.	10,323,315
415,531	XenoPort, Inc.(1)	2,464,099

		320,920,581

	Total Common Stocks (cost $904,494,087)	$1,280,230,147

	Total Long-Term Investments (cost $904,494,087)	$1,280,230,147

SHORT-TERM INVESTMENTS - 6.4%
	Other Investment Pools & Funds - 5.1%
68,579,810	Federated Prime Obligations Fund	$68,579,810

	U.S. Government Agencies - 1.3%
	FHLB
18,000,000	0.18%, 05/22/2015	17,999,676

	Total Short-Term Investments (cost $86,579,023)	$86,579,486

Total Investments (cost $991,073,110)^	101.2%	$1,366,809,633
Other Assets and Liabilities	(1.2)%	(16,151,740)

Total Net Assets	100.0%	$1,350,657,893

The accompanying notes are an integral part of these financial statements.

71

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $995,468,205 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$390,083,452
Unrealized Depreciation	(18,742,024)

Net Unrealized Appreciation	$371,341,428

(1)	Non-income producing.

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
BRL	Buy	05/05/15	MSC	$29,690	$29,186	$(504)
EUR	Buy	05/05/15	WEST	493,452	494,968	1,516
EUR	Buy	05/06/15	WEST	35,188	35,296	108
GBP	Buy	05/05/15	TDB	153,119	153,359	240
HKD	Buy	05/05/15	UBS	89,417	89,424	7
JPY	Buy	05/08/15	DEUT	672,501	669,849	(2,652)

Total						$(1,285)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
MSC	Morgan Stanley
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank

The accompanying notes are an integral part of these financial statements.

72

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Biotechnology	$341,932,625	$339,324,164	$2,608,461	$—
Drug Retail	42,329,164	42,329,164	—	—
Health Care Services	15,174,358	15,174,358	—	—
Health Care Distributors	68,946,087	68,946,087	—	—
Health Care Equipment	244,480,547	244,480,547	—	—
Health Care Facilities	74,942,872	65,050,785	9,892,087	—
Health Care Supplies	9,083,438	9,083,438	—	—
Health Care Technology	22,733,949	22,733,949	—	—
Internet Software & Services	3,137,984	3,137,984	—	—
Life Sciences Tools & Services	46,501,204	43,560,114	2,941,090	—
Managed Health Care	90,047,338	90,047,338	—	—
Pharmaceuticals	320,920,581	265,694,372	55,226,209	—
Short-Term Investments	86,579,486	68,579,810	17,999,676	—

Total	$1,366,809,633	$1,278,142,110	$88,667,523	$—

Foreign Currency Contracts(2)	$1,871	$—	$1,871	$—

Total	$1,871	$—	$1,871	$—

Liabilities
Foreign Currency Contracts(2)	$(3,156)	$—	$(3,156)	$—

Total	$(3,156)	$—	$(3,156)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $3,436,396 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

73

The Hartford MidCap Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	9.5%
Consumer Staples	2.4
Energy	7.1
Financials	13.8
Health Care	18.6
Industrials	21.5
Information Technology	21.9
Materials	3.0
Utilities	1.9

Total	99.7%

Short-Term Investments	0.4%
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

74

The Hartford MidCap Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.7%
	Automobiles & Components - 1.3%
1,103,083	Harley-Davidson, Inc.	$62,004,295

	Banks - 3.6%
223,197	Cullen/Frost Bankers, Inc.	16,279,989
469,902	East West Bancorp, Inc.	19,073,322
833,638	First Republic Bank	48,592,759
731,443	M&T Bank Corp.	87,531,784

		171,477,854

	Capital Goods - 8.0%
1,799,017	Allison Transmission Holdings, Inc.	55,193,842
505,333	Colfax Corp.(1)	25,059,463
628,929	IDEX Corp.	47,175,964
856,258	Jacobs Engineering Group, Inc.(1)	36,699,218
812,284	Lennox International, Inc.	86,069,613
663,484	MSC Industrial Direct Co., Inc. Class A	47,147,173
701,479	PACCAR, Inc.	45,841,653
369,729	Pall Corp.	35,982,026

		379,168,952

	Commercial & Professional Services - 9.8%
760,327	Clean Harbors, Inc.(1)	42,008,067
1,347,755	Equifax, Inc.	130,637,892
1,040,098	ManpowerGroup, Inc.	88,751,562
2,008,691	Robert Half International, Inc.	111,381,916
708,202	TriNet Group, Inc.(1)	24,801,234
1,477,833	Waste Connections, Inc.	70,064,063

		467,644,734

	Consumer Durables & Apparel - 2.5%
264,709	Harman International Industries, Inc.	34,512,760
63,170	NVR, Inc.(1)	83,794,373

		118,307,133

	Diversified Financials - 4.4%
620,471	Invesco Ltd.	25,699,909
370,468	Moody’s Corp.	39,832,719
685,396	MSCI, Inc.	41,939,381
707,383	Northern Trust Corp.	51,745,067
1,060,844	SEI Investments Co.	48,438,137

		207,655,213

	Energy - 7.1%
277,697	Cimarex Energy Co.	34,545,507
2,878,258	Cobalt International Energy, Inc.(1)	30,797,361
340,414	Diamondback Energy, Inc.(1)	28,107,984
584,271	Energen Corp.	41,582,567
579,699	Gulfport Energy Corp.(1)	28,370,469
1,281,333	Laredo Petroleum, Inc.(1)	20,245,061
1,661,939	Memorial Resource Development Corp.(1)	33,554,548
1,817,554	Patterson-UTI Energy, Inc.	40,622,332
155,287	Pioneer Natural Resources Co.	26,830,488
1,345,848	QEP Resources, Inc.	30,281,580
424,471	World Fuel Services Corp.	23,558,141

		338,496,038

	Food & Staples Retailing - 0.6%
378,146	PriceSmart, Inc.	30,425,627

	Food, Beverage & Tobacco - 1.8%
611,244	Monster Beverage Corp.(1)	83,807,665

	Health Care Equipment & Services - 9.3%
1,530,277	Envision Healthcare Holdings, Inc.(1)	58,089,315
1,509,281	IMS Health Holdings, Inc.(1)	41,641,063

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.7% - (continued)
	Health Care Equipment & Services - 9.3% - (continued)
559,205	MEDNAX, Inc.(1)	$39,580,530
652,028	Omnicare, Inc.	57,365,423
935,543	Patterson Cos., Inc.	43,928,422
563,705	Sirona Dental Systems, Inc.(1)	52,283,639
711,801	Team Health Holdings, Inc.(1)	42,401,986
647,633	Universal Health Services, Inc. Class B	75,740,679
358,665	Varian Medical Systems, Inc.(1)	31,867,385

		442,898,442

	Insurance - 5.8%
118,394	Alleghany Corp.(1)	56,061,927
94,315	Fairfax Financial Holdings Ltd.	51,515,612
133,983	Markel Corp.(1)	99,233,169
51,765	White Mountains Insurance Group Ltd.	34,991,587
671,079	WR Berkley Corp.	32,876,160

		274,678,455

	Materials - 3.0%
486,275	Ball Corp.	35,697,448
557,889	Packaging Corp. of America	38,600,340
117,381	Sherwin-Williams Co.	32,631,918
634,156	Silgan Holdings, Inc.	34,161,983

		141,091,689

	Pharmaceuticals, Biotechnology & Life Sciences - 9.3%
247,141	Agios Pharmaceuticals, Inc.(1)	22,821,000
1,513,508	Alkermes plc(1)	83,802,938
405,771	Alnylam Pharmaceuticals, Inc.(1)	41,335,892
579,444	Incyte Corp.(1)	56,298,779
1,883,028	Ironwood Pharmaceuticals, Inc.(1)	25,722,162
265,082	Jazz Pharmaceuticals plc(1)	47,370,153
434,345	Medivation, Inc.(1)	52,442,815
139,171	Mettler-Toledo International, Inc.(1)	44,118,599
106,715	Puma Biotechnology, Inc.(1)	19,270,595
383,411	Waters Corp.(1)	47,999,223

		441,182,156

	Retailing - 5.7%
799,798	Advance Auto Parts, Inc.	114,371,114
1,283,650	CarMax, Inc.(1)	87,429,402
236,552	Tiffany & Co.	20,693,569
583,490	TripAdvisor, Inc.(1)	46,965,110

		269,459,195

	Semiconductors & Semiconductor Equipment - 1.1%
456,528	First Solar, Inc.(1)	27,241,026
839,727	SunPower Corp.(1)	27,030,812

		54,271,838

	Software & Services - 14.0%
1,270,349	Akamai Technologies, Inc.(1)	93,726,349
452,438	Factset Research Systems, Inc.	71,209,217
5,671,182	Genpact Ltd.(1)	123,972,039
1,845,830	HomeAway, Inc.(1)	51,590,948
1,477,333	Pandora Media, Inc.(1)	26,355,621
772,093	Solera Holdings, Inc.	37,461,952
2,927,734	Vantiv, Inc. Class A(1)	114,474,399
720,672	VeriSign, Inc.(1)	45,769,879
535,034	WEX, Inc.(1)	60,303,682
901,788	Yelp, Inc.(1)	35,521,429
70,395	Zillow Group, Inc. Class A(1)	6,873,368

		667,258,883

The accompanying notes are an integral part of these financial statements.

75

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.7% - (continued)
	Technology Hardware & Equipment - 6.8%
877,527	Amphenol Corp. Class A	$48,588,670
1,081,523	CDW Corp. of Delaware	41,443,961
395,934	F5 Networks, Inc.(1)	48,311,867
264,584	FEI Co.	19,965,509
2,291,224	National Instruments Corp.	65,529,006
1,580,436	Nimble Storage, Inc.(1)	38,657,464
2,290,539	Trimble Navigation Ltd.(1)	58,248,407

		320,744,884

	Transportation - 3.7%
81,494	AMERCO	26,244,328
672,334	Genesee & Wyoming, Inc. Class A(1)	62,493,445
636,387	J.B. Hunt Transport Services, Inc.	55,492,946
1,627,084	JetBlue Airways Corp.(1)	33,404,035

		177,634,754

	Utilities - 1.9%
331,069	Eversource Energy	16,142,924
1,594,515	UGI Corp.	55,505,067
411,015	Wisconsin Energy Corp.	20,189,057

		91,837,048

	Total Common Stocks (cost $3,570,914,045)	$4,740,044,855

	Total Long-Term Investments (cost $3,570,914,045)	$4,740,044,855

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
16,849,100	BlackRock Liquidity Funds TempFund Portfolio	$16,849,100

	Total Short-Term Investments (cost $16,849,100)	$16,849,100

Total Investments (cost $3,587,763,145)^	100.1%	$4,756,893,955
Other Assets and Liabilities	(0.1)%	(4,851,431)

Total Net Assets	100.0%	$4,752,042,524

The accompanying notes are an integral part of these financial statements.

76

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $3,594,472,967 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,256,977,910
Unrealized Depreciation	(94,556,922)

Net Unrealized Appreciation	$1,162,420,988

(1)	Non-income producing.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

77

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$62,004,295	$62,004,295	$—	$—
Banks	171,477,854	171,477,854	—	—
Capital Goods	379,168,952	379,168,952	—	—
Commercial & Professional Services	467,644,734	467,644,734	—	—
Consumer Durables & Apparel	118,307,133	118,307,133	—	—
Diversified Financials	207,655,213	207,655,213	—	—
Energy	338,496,038	338,496,038	—	—
Food & Staples Retailing	30,425,627	30,425,627	—	—
Food, Beverage & Tobacco	83,807,665	83,807,665	—	—
Health Care Equipment & Services	442,898,442	442,898,442	—	—
Insurance	274,678,455	274,678,455	—	—
Materials	141,091,689	141,091,689	—	—
Pharmaceuticals, Biotechnology & Life Sciences	441,182,156	441,182,156	—	—
Retailing	269,459,195	269,459,195	—	—
Semiconductors & Semiconductor Equipment	54,271,838	54,271,838	—	—
Software & Services	667,258,883	667,258,883	—	—
Technology Hardware & Equipment	320,744,884	320,744,884	—	—
Transportation	177,634,754	177,634,754	—	—
Utilities	91,837,048	91,837,048	—	—
Short-Term Investments	16,849,100	16,849,100	—	—

Total	$4,756,893,955	$4,756,893,955	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

78

The Hartford MidCap Value Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.3%
Consumer Staples	2.3
Energy	5.7
Financials	26.8
Health Care	7.8
Industrials	15.5
Information Technology	11.9
Materials	8.9
Utilities	5.3

Total	98.5%

Short-Term Investments	1.7%
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

79

The Hartford MidCap Value Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.5%
	Automobiles & Components - 1.1%
199,600	Goodyear Tire & Rubber Co.	$5,661,654

	Banks - 8.1%
215,728	BankUnited, Inc.	7,088,822
114,100	CIT Group, Inc.	5,137,923
176,600	Comerica, Inc.	8,372,606
121,600	EverBank Financial Corp.	2,258,112
103,900	IBERIABANK Corp.	6,474,009
51,000	South State Corp.	3,453,720
316,000	Zions Bancorporation	8,953,860

		41,739,052

	Capital Goods - 15.5%
255,725	Barnes Group, Inc.	10,254,573
75,200	Curtiss-Wright Corp.	5,494,112
68,625	Esterline Technologies Corp.(1)	7,637,276
154,400	Generac Holdings, Inc.(1)	6,436,936
78,300	Hubbell, Inc. Class B	8,521,389
123,600	Moog, Inc. Class A(1)	8,637,168
106,721	Orbital ATK, Inc.	7,807,708
224,315	Rexel S.A.	4,227,583
419,300	Sanwa Holdings Corp.	3,164,614
130,400	Sensata Technologies Holding N.V.(1)	7,199,384
13,800	Teledyne Technologies, Inc.(1)	1,448,586
118,200	WESCO International, Inc.(1)	8,526,948

		79,356,277

	Consumer Durables & Apparel - 7.9%
175,700	D.R. Horton, Inc.	4,462,780
185,500	Lennar Corp. Class A	8,495,900
294,606	Newell Rubbermaid, Inc.	11,233,327
385,600	Performance Sports Group Ltd.(1)	7,827,680
585,000	Samsonite International S.A.	2,133,593
176,900	Toll Brothers, Inc.(1)	6,287,026

		40,440,306

	Consumer Services - 1.5%
161,100	Norwegian Cruise Line Holdings Ltd.(1)	7,814,961

	Diversified Financials - 1.7%
71,900	LPL Financial Holdings, Inc.	2,909,793
90,900	MSCI, Inc.	5,562,171
182,200	Solar Cayman Ltd.(1)(2)(3)(4)	12,754

		8,484,718

	Energy - 5.7%
449,646	Cobalt International Energy, Inc.(1)	4,811,212
118,100	Diamondback Energy, Inc.(1)	9,751,517
86,800	HollyFrontier Corp.	3,366,104
218,843	Laredo Petroleum, Inc.(1)	3,457,720
57,600	Newfield Exploration Co.(1)	2,260,224
193,600	QEP Resources, Inc.	4,356,000
334,500	Trican Well Service Ltd.	1,413,966

		29,416,743

	Food, Beverage & Tobacco - 2.3%
96,682	Ebro Foods S.A.	1,875,452
81,300	Ingredion, Inc.	6,455,220
788,236	Treasury Wine Estates Ltd.	3,457,017

		11,787,689

	Health Care Equipment & Services - 2.7%
264,078	Brookdale Senior Living, Inc.(1)	9,567,546
53,200	WellCare Health Plans, Inc.(1)	4,119,276

		13,686,822

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.5% - (continued)
	Insurance - 8.2%
111,800	Argo Group International Holdings Ltd.	$5,477,082
116,100	Hanover Insurance Group, Inc.	7,960,977
111,442	Reinsurance Group of America, Inc.	10,210,316
1,600	StanCorp Financial Group, Inc.	115,328
298,577	Unum Group	10,199,390
213,300	XL Group plc	7,909,164

		41,872,257

	Materials - 8.9%
144,500	Cabot Corp.	6,175,930
117,400	Celanese Corp. Series A	7,790,664
242,600	Huntsman Corp.	5,591,930
470,800	Louisiana-Pacific Corp.(1)	7,174,992
227,984	Methanex Corp.	13,726,917
43,000	Packaging Corp. of America	2,975,170
36,800	Reliance Steel & Aluminum Co.	2,381,696

		45,817,299

	Media - 2.4%
35,800	AMC Entertainment Holdings, Inc. Class A	1,076,148
297,700	Interpublic Group of Cos., Inc.	6,204,068
175,700	Quebecor, Inc. Class B	4,831,932

		12,112,148

	Pharmaceuticals, Biotechnology & Life Sciences - 5.1%
565,539	Almirall S.A.(1)	10,663,041
83,400	Ono Pharmaceutical Co., Ltd.	9,038,819
31,590	UCB S.A.	2,275,518
90,700	WuXi PharmaTech Cayman, Inc. ADR(1)	3,915,519

		25,892,897

	Real Estate - 8.8%
160,100	American Assets Trust, Inc. REIT	6,371,980
236,800	Blackstone Mortgage Trust, Inc. Class A REIT	7,276,864
171,800	Equity LifeStyle Properties, Inc. REIT	9,074,476
130,500	Extra Space Storage, Inc. REIT	8,603,865
281,200	Forest City Enterprises, Inc. Class A(1)	6,681,312
14,400	Plum Creek Timber Co., Inc. REIT	607,680
54,900	SL Green Realty Corp. REIT	6,717,564

		45,333,741

	Retailing - 1.4%
193,500	DSW, Inc. Class A	7,018,245

	Semiconductors & Semiconductor Equipment - 4.2%
295,600	Microsemi Corp.(1)	9,861,216
110,175	Qorvo, Inc.(1)	7,261,635
49,017	Synaptics, Inc.(1)	4,152,720

		21,275,571

	Software & Services - 4.0%
194,400	Booz Allen Hamilton Holding Corp.	5,346,000
60,000	Check Point Software Technologies Ltd. ADR(1)	5,008,800
162,352	Verint Systems, Inc.(1)	9,973,283

		20,328,083

	Technology Hardware & Equipment - 3.7%
258,000	ARRIS Group, Inc.(1)	8,688,150
176,371	Arrow Electronics, Inc.(1)	10,531,112

		19,219,262

	Utilities - 5.3%
47,700	Alliant Energy Corp.	2,884,419
168,500	Great Plains Energy, Inc.	4,411,330

The accompanying notes are an integral part of these financial statements.

80

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.5% - (continued)
	Utilities - 5.3% - (continued)
193,000	Portland General Electric Co.	$6,785,880
230,102	UGI Corp.	8,009,851
131,200	Westar Energy, Inc.	4,939,680

		27,031,160

	Total Common Stocks (cost $407,155,886)	$504,288,885

	Total Long-Term Investments (cost $407,155,886)	$504,288,885

SHORT-TERM INVESTMENTS - 1.7%
	Other Investment Pools & Funds - 1.7%
8,595,037	Federated Prime Obligations Fund	$8,595,037

	Total Short-Term Investments (cost $8,595,037)	$8,595,037

Total Investments (cost $415,750,923)^	100.2%	$512,883,922
Other Assets and Liabilities	(0.2)%	(867,809)

Total Net Assets	100.0%	$512,016,113

The accompanying notes are an integral part of these financial statements.

81

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $417,569,637 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$105,266,579
Unrealized Depreciation	(9,952,294)

Net Unrealized Appreciation	$95,314,285

(1)	Non-income producing.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of this security was $12,754, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At April 30, 2015, the aggregate value of this security was $12,754, which represents 0.0% of total net assets.

(4)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2007	182,200	Solar Cayman Ltd.	$53,400

At April 30, 2015, the aggregate value of this security was $12,754, which represents 0.0% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/05/15	DEUT	$6,591	$6,590	$(1)
CAD	Buy	05/04/15	CBA	11,225	11,177	(48)
EUR	Buy	05/05/15	WEST	8,328	8,354	26
EUR	Buy	05/06/15	WEST	3,747	3,758	11
HKD	Buy	05/05/15	UBS	4,419	4,419	—
JPY	Buy	05/08/15	DEUT	6,036	6,012	(24)

Total						$(36)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBA	Commonwealth Bank of Australia
DEUT	Deutsche Bank Securities, Inc.
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

82

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$5,661,654	$5,661,654	$—	$—
Banks	41,739,052	41,739,052	—	—
Capital Goods	79,356,277	71,964,080	7,392,197	—
Consumer Durables & Apparel	40,440,306	38,306,713	2,133,593	—
Consumer Services	7,814,961	7,814,961	—	—
Diversified Financials	8,484,718	8,471,964	—	12,754
Energy	29,416,743	29,416,743	—	—
Food, Beverage & Tobacco	11,787,689	6,455,220	5,332,469	—
Health Care Equipment & Services	13,686,822	13,686,822	—	—
Insurance	41,872,257	41,872,257	—	—
Materials	45,817,299	45,817,299	—	—
Media	12,112,148	12,112,148	—	—
Pharmaceuticals, Biotechnology & Life Sciences	25,892,897	3,915,519	21,977,378	—
Real Estate	45,333,741	45,333,741	—	—
Retailing	7,018,245	7,018,245	—	—
Semiconductors & Semiconductor Equipment	21,275,571	21,275,571	—	—
Software & Services	20,328,083	20,328,083	—	—
Technology Hardware & Equipment	19,219,262	19,219,262	—	—
Utilities	27,031,160	27,031,160	—	—
Short-Term Investments	8,595,037	8,595,037	—	—

Total	$512,883,922	$476,035,531	$36,835,637	$12,754

Foreign Currency Contracts(2)	$37	$—	$37	$—

Total	$37	$—	$37	$—

Liabilities
Foreign Currency Contracts(2)	$(73)	$—	$(73)	$—

Total	$(73)	$—	$(73)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Total
Beginning balance	$12,754	$12,754
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/(depreciation)	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$12,754	$12,754

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investment held at April 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

83

The Hartford Small Company Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.8%
Consumer Staples	1.2
Energy	2.8
Financials	10.4
Health Care	19.5
Industrials	19.4
Information Technology	27.7
Materials	4.5
Utilities	0.1

Total	99.4%

Short-Term Investments	0.6%
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

84

The Hartford Small Company Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1%
	Automobiles & Components - 0.7%
23,954	Dana Holding Corp.	$516,688
79,935	Gentherm, Inc.(1)	4,214,972
5,296	Standard Motor Products, Inc.	200,189
15,676	Tenneco Automotive, Inc.(1)	916,262
559	Tesla Motors, Inc.(1)	126,362
12,500	Winnebago Industries, Inc.	258,875

		6,233,348

	Banks - 1.5%
5,268	Bank of Marin Bancorp	265,613
21,837	Blue Hills Bancorp, Inc.(1)	293,053
22,780	Clifton Bancorp, Inc.	310,947
48,243	EverBank Financial Corp.	895,872
25,550	First Merchants Corp.	576,663
23,435	Flushing Financial Corp.	449,015
12,900	Great Western Bancorp, Inc.	282,123
17,283	Heritage Financial Corp. of Washington	292,083
46,545	MGIC Investment Corp.(1)	484,999
205,845	PacWest Bancorp	9,283,609
9,470	Sandy Spring Bancorp, Inc.	246,788
13,132	TriCo Bancshares	306,238
15,355	Wintrust Financial Corp.	748,403
3,082	WSFS Financial Corp.	219,346

		14,654,752

	Capital Goods - 12.5%
9,463	A.O. Smith Corp.	604,686
20,319	AAON, Inc.	487,046
66,040	Acuity Brands, Inc.	11,025,378
275,879	Advanced Drainage Systems, Inc.	7,724,612
252,541	AECOM(1)	7,970,194
3,990	Alamo Group, Inc.	246,502
243,388	Altra Industrial Motion Corp.	6,418,142
113,005	Applied Industrial Technologies, Inc.	4,720,219
100,837	Astronics Corp.(1)	6,787,339
1,824	Astronics Corp. Class B(1)	125,582
11,229	AZZ, Inc.	520,913
11,431	CAI International, Inc.(1)	272,286
1,998	Carlisle Cos., Inc.	192,807
4,033	Crane Co.	246,457
323,635	DigitalGlobe, Inc.(1)	10,411,338
6,885	EMCOR Group, Inc.	307,278
4,155	Esterline Technologies Corp.(1)	462,410
266,219	Generac Holdings, Inc.(1)	11,098,670
10,938	H & E Equipment Services, Inc.	270,387
342,021	HD Supply Holdings, Inc.(1)	11,286,693
14,430	Heico Corp. Class A	661,904
15,033	Insteel Industries, Inc.	304,569
7,578	Lennox International, Inc.	802,965
18,606	Luxfer Holdings plc ADR	239,087
7,775	Lydall, Inc.(1)	208,681
206,396	Masonite International Corp.(1)	13,663,415
8,620	Moog, Inc. Class A(1)	602,366
14,126	NN, Inc.	355,410
217,096	Owens Corning	8,392,931
51,815	Teledyne Technologies, Inc.(1)	5,439,021
8,609	Textainer Group Holdings Ltd.	260,853
31,229	Titan International, Inc.	324,469
9,470	Toro Co.	634,869
119,917	Watts Water Technologies, Inc. Class A	6,541,472

		119,610,951

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Commercial & Professional Services - 2.1%
21,500	CECO Environmental Corp.	$253,485
10,168	Deluxe Corp.	658,378
8,970	Exponent, Inc.	794,832
10,252	Gategroup Holding AG	359,334
16,250	GP Strategies Corp.(1)	529,588
18,586	Heritage Crystal Clean, Inc.(1)	217,828
15,910	On Assignment, Inc.(1)	535,371
311,215	TriNet Group, Inc.(1)	10,898,749
120,336	WageWorks, Inc.(1)	6,064,934

		20,312,499

	Consumer Durables & Apparel - 4.8%
13,020	Arctic Cat, Inc.	462,080
26,627	Crocs, Inc.(1)	351,476
151,700	GoPro, Inc. Class A(1)	7,597,136
9,495	iRobot Corp.(1)	307,828
318,927	Kate Spade & Co.(1)	10,428,913
11,191	M/I Schottenstein Homes, Inc.(1)	252,469
23,509	New Home Co., Inc.(1)	348,874
8,096	Oxford Industries, Inc.	643,227
1,628,070	Samsonite International S.A.	5,937,845
92,255	Skechers USA, Inc. Class A(1)	8,295,570
191,246	Steven Madden Ltd.(1)	7,462,419
17,095	Taylor Morrison Home Corp. Class A(1)	316,599
178,050	Vince Holding Corp.(1)	3,281,461
4,500	William Lyon Homes Class A(1)	97,425

		45,783,322

	Consumer Services - 3.8%
37,033	Bloomin’ Brands, Inc.	839,168
8,515	Brinker International, Inc.	471,476
26,729	Buffalo Wild Wings, Inc.(1)	4,257,930
42,896	Del Frisco’s Restaurant Group, Inc.(1)	865,212
530,360	Diamond Resorts International, Inc.(1)	16,976,824
37,899	Jack in the Box, Inc.	3,288,496
20,560	La Quinta Holdings, Inc.(1)	495,085
9,720	Marriott Vacations Worldwide Corp.	799,081
44,273	Panera Bread Co. Class A(1)	8,078,937
3,016	Red Robin Gourmet Burgers, Inc.(1)	226,471
16,500	Ruth’s Hospitality Group, Inc.	240,075

		36,538,755

	Diversified Financials - 2.8%
9,500	Alaris Royalty Corp.	273,622
10,495	Evercore Partners, Inc. Class A	506,279
82,355	Financial Engines, Inc.	3,472,911
244,441	HFF, Inc. Class A	9,579,643
64,198	MarketAxess Holdings, Inc.	5,511,398
83,466	Platform Specialty Products Corp.(1)	2,248,574
19,973	Regional Management Corp.(1)	322,564
249,081	Wisdomtree Investments, Inc.	4,742,502

		26,657,493

	Energy - 2.8%
51,838	Abraxas Petroleum Corp.(1)	196,984
15,500	Bill Barrett Corp.(1)	179,800
134,741	Diamondback Energy, Inc.(1)	11,125,564
12,567	Forum Energy Technologies, Inc.(1)	292,309
6,700	Hornbeck Offshore Services, Inc.(1)	153,095
7,095	Jones Energy, Inc. Class A(1)	72,795
101,680	Karoon Gas Australia Ltd.(1)	219,102
436,400	Malakoff Corp. Bhd(1)	220,559

The accompanying notes are an integral part of these financial statements.

85

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Energy - 2.8% - (continued)
6,530	PBF Energy, Inc. Class A	$185,321
15,905	Rosetta Resources, Inc.(1)	363,111
447,765	RSP Permian, Inc.(1)	12,994,140
65,190	Superior Drilling Products I(1)	237,357
13,322	Synergy Resources Corp.(1)	159,598

		26,399,735

	Food & Staples Retailing - 0.3%
12,950	Casey’s General Stores, Inc.	1,064,231
21,615	Natural Grocers by Vitamin Cottage, Inc.(1)	568,907
8,715	PriceSmart, Inc.	701,209

		2,334,347

	Food, Beverage & Tobacco - 0.9%
17,056	Darling Ingredients, Inc.(1)	232,985
126,395	Freshpet, Inc.(1)	2,740,244
8,750	Post Holdings, Inc.(1)	410,725
446,931	SunOpta, Inc.(1)	4,621,266
11,390	TreeHouse Foods, Inc.(1)	925,551

		8,930,771

	Health Care Equipment & Services - 9.9%
199,766	Acadia Healthcare Co., Inc.(1)	13,683,971
13,863	Aceto Corp.	268,665
7,677	Anika Therapeutics, Inc.(1)	261,939
1,460	Atrion Corp.	474,281
95,701	Cardiovascular Systems, Inc.(1)	2,995,441
7,316	Cyberonics, Inc.(1)	445,618
13,180	Cynosure, Inc. Class A(1)	440,476
212,705	DexCom, Inc.(1)	14,372,477
349,924	Endologix, Inc.(1)	5,444,817
8,026	Ensign Group, Inc.	337,975
260,181	Envision Healthcare Holdings, Inc.(1)	9,876,471
44,536	Globus Medical, Inc. Class A(1)	1,063,965
22,896	HealthSouth Corp.	1,035,357
127,187	HeartWare International, Inc.(1)	9,629,328
7,285	ICU Medical, Inc.(1)	614,635
401,103	Insulet Corp.(1)	11,972,924
183,072	LDR Holding Corp.(1)	6,196,987
3,141	MEDNAX, Inc.(1)	222,320
4,633	Natus Medical, Inc.(1)	174,710
18,745	Omnicell, Inc.(1)	666,010
14,405	Team Health Holdings, Inc.(1)	858,106
14,982	U.S. Physical Therapy, Inc.	706,551
22,382	Vascular Solutions, Inc.(1)	717,567
460,305	Veeva Systems, Inc. Class A(1)	12,221,098
7,716	WellCare Health Plans, Inc.(1)	597,450

		95,279,139

	Insurance - 0.9%
15,660	AMERISAFE, Inc.	707,676
267,794	Assured Guaranty Ltd.	6,959,966
25,984	James River Group Holdings Ltd.	614,262
2,558	Phoenix Cos., Inc.(1)	87,253

		8,369,157

	Materials - 4.5%
15,101	Advanced Emissions Solutions, Inc.(1)	217,605
16,518	Boise Cascade Co.(1)	573,175
9,035	Cabot Corp.	386,156
1,069,645	Graphic Packaging Holding Co.	15,081,994
1,859	Haynes International, Inc.	82,670

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Materials - 4.5% - (continued)
875,603	Headwaters, Inc.(1)	$15,393,101
240,469	KapStone Paper & Packaging Corp.	6,721,108
18,552	Myers Industries, Inc.	299,986
17,418	New Gold, Inc.(1)	58,873
51,240	OMNOVA Solutions, Inc.(1)	409,408
13,551	Orion Engineered Carbons S.A.	265,328
95,104	Platform Specialty Products Corp.(1)	2,562,102
20,685	PolyOne Corp.	807,749
11,102	Silgan Holdings, Inc.	598,065

		43,457,320

	Media - 2.1%
393,540	IMAX Corp.(1)	14,702,654
221,817	Markit, Ltd.(1)	5,689,606

		20,392,260

	Pharmaceuticals, Biotechnology & Life Sciences - 9.6%
304,323	Achillion Pharmaceuticals, Inc.(1)	2,662,826
18,445	Acorda Therapeutics, Inc.(1)	554,641
147,025	Aerie Pharmaceuticals, Inc.(1)	1,417,321
55,538	Agios Pharmaceuticals, Inc.(1)	5,128,379
16,577	Albany Molecular Research, Inc.(1)	299,381
10,450	Alkermes plc(1)	578,617
36,208	Alnylam Pharmaceuticals, Inc.(1)	3,688,509
141,884	Anacor Pharmaceuticals, Inc.(1)	7,475,868
57,524	Arena Pharmaceuticals, Inc.(1)	250,805
5,320	Avalanche Biotechnologies, Inc.(1)	169,495
186	Bellicum Pharmaceuticals, Inc.(1)	4,460
379,062	BioCryst Pharmaceuticals, Inc.(1)	3,521,486
7,500	Blueprint Medicines Corp.(1)	141,525
22,836	Cara Therapeutics, Inc.(1)	245,487
78,083	Cepheid(1)	4,380,456
10,543	Dicerna Pharmaceuticals, Inc.(1)	211,598
14,200	Five Prime Therapeutics, Inc.(1)	284,852
13,200	GlycoMimetics, Inc.(1)	109,428
126,779	Intersect ENT, Inc.(1)	3,181,519
277,321	Ironwood Pharmaceuticals, Inc.(1)	3,788,205
56,509	Isis Pharmaceuticals, Inc.(1)	3,205,190
19,740	KemPharm, Inc.(1)	217,140
8,930	KYTHERA Biopharmaceuticals, Inc.(1)	390,152
19,455	Medicines Co.(1)	498,243
500,634	Novavax, Inc.(1)	3,869,901
135,963	Otonomy, Inc.(1)	3,567,669
12,562	PAREXEL International Corp.(1)	798,629
5,185	Philbro Animal Health Corp. Class A	164,676
229,871	Portola Pharmaceuticals, Inc.(1)	8,204,096
9,605	Prestige Brands Holdings, Inc.(1)	376,996
126,299	PTC Therapeutics, Inc.(1)	7,420,066
13,579	Puma Biotechnology, Inc.(1)	2,452,096
190,468	Regulus Therapeutics, Inc.(1)	2,390,373
113,776	Relypsa, Inc.(1)	3,291,540
44,002	Synageva BioPharma Corp.(1)	4,046,424
144,850	TESARO, Inc.(1)	7,889,979
104,039	Tetraphase Pharmaceuticals, Inc.(1)	3,670,496
41,926	Trevana, Inc.(1)	258,683
7,060	Ultragenyx Pharmaceutical, Inc.(1)	398,396
62,455	XenoPort, Inc.(1)	370,358
18,458	Zafgen, Inc.(1)	574,413

		92,150,374

The accompanying notes are an integral part of these financial statements.

86

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Real Estate - 3.7%
36,741	Arbor Realty Trust, Inc. REIT	$252,043
23,248	Armada Hoffler Properties, Inc. REIT	238,757
22,055	CareTrust, Inc. REIT	275,467
12,816	Coresite Realty Corp. REIT	616,193
15,739	Easterly Government Properties, Inc. REIT(1)	247,889
192,800	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	3,663,200
386,597	Kennedy-Wilson Holdings, Inc.	9,579,873
4,207	Marcus & Millichap, Inc.(1)	148,844
20,611	Medical Properties Trust, Inc. REIT	288,142
595,962	Paramount Group, Inc. REIT	10,918,024
189,616	Pebblebrook Hotel Trust REIT	8,142,111
13,664	STAG Industrial, Inc. REIT	296,919
20,213	Summit Hotel Properties, Inc. REIT	266,205
40,191	Sunstone Hotel Investors, Inc. REIT	626,176

		35,559,843

	Retailing - 2.2%
3,136,600	Allstar Co.(1)(2)(3)	3,230,698
13,361	Core-Mark Holding Co., Inc.	704,258
180,886	CST Brands, Inc.	7,544,755
18,744	DSW, Inc. Class A	679,845
20,885	Five Below, Inc.(1)	704,242
13,605	HSN, Inc.	849,224
12,400	Party City Holdco, Inc.(1)	257,796
46,848	Pier 1 Imports, Inc.	592,627
11,597	Shoe Carnival, Inc.	302,798
325,618	Tuesday Morning Corp.(1)	5,151,277
31,120	Wayfair, Inc. Class A(1)	999,575
13,740	zulily, Inc. Class A(1)	171,269

		21,188,364

	Semiconductors & Semiconductor Equipment - 5.3%
69,687	Ambarella, Inc.(1)	5,097,604
34,216	Exar Corp.(1)	337,712
19,365	Inphi Corp.(1)	415,379
198,924	Mellanox Technologies Ltd.(1)	9,247,977
134,064	Power Integrations, Inc.	6,634,827
11,524	Qorvo, Inc.(1)	759,547
20,865	Rambus, Inc.(1)	288,772
197,604	SunEdison Semiconductor Ltd.(1)	4,412,497
398,297	SunEdison, Inc.(1)	10,084,880
237,868	SunPower Corp.(1)	7,656,971
69,076	Synaptics, Inc.(1)	5,852,119

		50,788,285

	Software & Services - 18.0%
161,101	Apigee Corp.(1)	2,331,131
14,440	Aspen Technology, Inc.(1)	640,992
4,870	CACI International, Inc. Class A(1)	429,729
11,165	Cass Information Systems, Inc.	583,595
14,300	comScore, Inc.(1)	748,748
235,964	Constant Contact, Inc.(1)	8,223,345
77,519	CoStar Group, Inc.(1)	15,847,209
9,503	CSG Systems International, Inc.	276,727
61,884	Demandware, Inc.(1)	3,812,054
3,331	Digimarc Corp.	77,945
13,947	Ellie Mae, Inc.(1)	767,085
112,723	Envestnet, Inc.(1)	5,778,181
16,444	ePlus, Inc.(1)	1,364,194
29,972	Everyday Health, Inc.(1)	367,457
30,463	Exlservice Holdings, Inc.(1)	1,048,841

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Software & Services - 18.0% - (continued)
12,020	Fair Isaac Corp.	$1,063,289
55,835	Five9, Inc.(1)	303,184
242,553	Fleetmatics Group Ltd.(1)	11,055,566
51,207	Global Cash Access, Inc.(1)	378,932
13,400	GoDaddy, Inc. Class A(1)	335,938
122,496	Heartland Payment Systems, Inc.	6,235,046
217,375	HubSpot, Inc.(1)	8,414,586
15,220	j2 Global, Inc.	1,055,811
13,838	Manhattan Associates, Inc.(1)	727,325
55,628	Marchex, Inc. Class B	236,419
216,461	Marketo, Inc.(1)	6,158,315
121,578	MAXIMUS, Inc.	7,782,208
36,590	Model N, Inc.(1)	429,933
13,795	NetScout Systems, Inc.(1)	566,975
12,460	Nuance Communications, Inc.(1)	191,012
15,960	Perficient, Inc.(1)	329,255
23,380	PTC, Inc.(1)	896,389
13,580	Q2 Holdings, Inc.(1)	276,353
11,675	Qualys, Inc.(1)	578,146
29,452	Sapiens International Corp. N.V.(1)	257,116
157,089	Shutterstock, Inc.(1)	10,601,937
26,662	Silver Spring Networks, Inc.(1)	259,155
10,072	Solera Holdings, Inc.	488,693
26,676	Tangoe, Inc.(1)	364,928
667,714	Telogis, Inc.(1)(2)(3)	514,140
7,210	Textura Corp.(1)	188,686
152,194	TrueCar, Inc.(1)	2,346,832
113,976	Tyler Technologies Corp.(1)	13,899,373
192,638	Verint Systems, Inc.(1)	11,833,752
270,664	Virtusa Corp.(1)	10,772,427
12,630	WebMD Health Corp.(1)	557,615
77,446	WEX, Inc.(1)	8,728,939
493,798	WNS Holdings Ltd. ADR(1)	11,915,346
30,500	Zendesk, Inc.(1)	703,330
100,371	Zillow Group, Inc. Class A(1)	9,800,224
68,474	Zix Corp.(1)	291,699

		172,836,107

	Technology Hardware & Equipment - 2.1%
117,068	Arista Networks, Inc.(1)	7,493,523
16,176	CalAmp Corp.(1)	318,829
15,755	CDW Corp. of Delaware	603,732
19,320	Ciena Corp.(1)	411,516
127,141	Cognex Corp.(1)	5,707,359
10,000	Control4 Corp.(1)	117,200
4,305	FEI Co.	324,855
42,357	Mitel Networks Corp.(1)	393,496
10,800	Newport Corp.(1)	205,956
150,833	Nimble Storage, Inc.(1)	3,689,375
115,230	ParkerVision, Inc.(1)	78,356
13,515	Radware Ltd.(1)	319,900
21,892	Sonus Networks, Inc.(1)	173,385
84,493	Speed Commerce, Inc.(1)	25,492
10,445	Ubiquiti Networks, Inc.	298,414

		20,161,388

	Transportation - 4.5%
29,277	Celadon Group, Inc.	756,518
196,969	Landstar System, Inc.	12,273,138
14,452	Marten Transport Ltd.	321,702
110,233	Old Dominion Freight Line, Inc.(1)	7,840,873

The accompanying notes are an integral part of these financial statements.

87

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Transportation - 4.5% - (continued)
6,133	Park-Ohio Holdings Corp.	$284,142
87,293	Spirit Airlines, Inc.(1)	5,976,952
435,574	Swift Transportation Co.(1)	10,540,891
101,459	XPO Logistics, Inc.(1)	4,920,761

		42,914,977

	Utilities - 0.1%
4,899	ALLETE, Inc.	246,419
9,360	Pattern Energy Group, Inc.	271,253
18,700	Spark Energy, Inc. Class A	233,750

		751,422

	Total Common Stocks (cost $817,364,266)	$911,304,609

EXCHANGE TRADED FUNDS - 0.5%
	Other Investment Pools & Funds - 0.5%
8,708	iShares Russell 2000 ETF	$1,055,061
24,090	iShares Russell 2000 Growth ETF	3,542,435

	Total Exchange Traded Funds (cost $4,748,339)	$4,597,496

PREFERRED STOCKS - 2.8%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
92,973	Sancilio & Co., Inc.(1)(2)(3)	$316,043

	Retailing - 0.5%
65,552	Tory Burch LLC(1)(2)(3)	4,393,949

	Software & Services - 1.9%
118,679	Apigee Corp. PIPE(1)(2)(3)	1,551,281
106,123	Cloudera, Inc.(1)(2)(3)	3,151,853
263,189	MarkLogic Corp. Series F(1)(2)(3)	2,751,056
129,162	Nutanix, Inc.(1)(2)(3)	2,297,792
909,316	Telogis, Inc.(1)(2)(3)	3,910,059
98,033	Veracode, Inc.(1)(2)(3)	2,791,980
658,164	Zuora, Inc. Series F(1)(2)(3)	2,250,506

		18,704,527

	Technology Hardware & Equipment - 0.2%
122,994	Pure Storage, Inc.(1)(2)(3)	2,029,401

	Telecommunication Services - 0.2%
4,044	DocuSign, Inc. Series B(1)(2)(3)	77,213
1,211	DocuSign, Inc. Series B-1(1)(2)(3)	23,122
2,906	DocuSign, Inc. Series D(1)(2)(3)	55,485
75,160	DocuSign, Inc. Series E(1)(2)(3)	1,435,037
14,065	DocuSign, Inc. Series F(1)(2)(3)	268,544

		1,859,401

	Total Preferred Stocks (cost $23,962,748)	$27,303,321

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Capital Goods - 0.0%
2,268	William Lyon Homes, Inc., 6.50%	$255,830

	Total Convertible Preferred Stocks (cost $226,800)	$255,830

Shares or Principal Amount		Market Value*
WARRANTS - 1.0%
	Diversified Financials - 1.0%
369,104	Platform Specialty Products Corp.(1)	$9,943,662

	Total Warrants (cost $7,012,976)	$9,943,662

	Total Long-Term Investments (cost $853,315,129)	$953,404,918

SHORT-TERM INVESTMENTS - 0.6%
	Other Investment Pools & Funds - 0.6%
5,634,666	Federated Prime Obligations Fund	$5,634,666

	Total Short-Term Investments (cost $5,634,666)	$5,634,666

Total Investments (cost $858,949,795)^	100.0%	$959,039,584
Other Assets and Liabilities	0.0%	(279,002)

Total Net Assets	100.0%	$958,760,582

The accompanying notes are an integral part of these financial statements.

88

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $861,605,017 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$133,220,825
Unrealized Depreciation	(35,786,258)

Net Unrealized Appreciation	$97,434,567

(1)	Non-income producing.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $31,048,159, which represents 3.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	3,136,600	Allstar Co.	$1,364,479
04/2014	118,679	Apigee Corp. PIPE Preferred	2,532,302
02/2014	106,123	Cloudera, Inc. Preferred	1,545,151
02/2014	4,044	DocuSign, Inc. Series B Preferred	53,108
02/2014	1,211	DocuSign, Inc. Series B-1 Preferred	15,903
02/2014	2,906	DocuSign, Inc. Series D Preferred	38,163
02/2014	75,160	DocuSign, Inc. Series E Preferred	987,031
04/2015	14,065	DocuSign, Inc. Series F Preferred	268,544
04/2015	263,189	MarkLogic Corp. Series F Preferred	3,056,730
08/2014	129,162	Nutanix, Inc. Preferred	1,730,319
04/2014	122,994	Pure Storage, Inc. Preferred	1,934,191
05/2014	92,973	Sancilio & Co., Inc. Preferred	351,155
09/2013	667,714	Telogis, Inc.	1,322,808
09/2013	909,316	Telogis, Inc. Preferred	2,001,586
11/2013	65,552	Tory Burch LLC Preferred	5,137,735
08/2014	98,033	Veracode, Inc. Preferred	1,810,268
01/2015	658,164	Zuora, Inc. Series F Preferred	2,500,562

			$26,650,035

At April 30, 2015, the aggregate value of these securities were $31,048,159, which represents 3.2% of total net assets.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

89

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$6,233,348	$6,233,348	$—	$—
Banksw	14,654,752	14,654,752	—	—
Capital Goods	119,610,951	119,610,951	—	—
Commercial & Professional Services	20,312,499	20,312,499	—	—
Consumer Durables & Apparel	45,783,322	39,845,477	5,937,845	—
Consumer Services	36,538,755	36,538,755	—	—
Diversified Financials	26,657,493	24,408,919	2,248,574	—
Energy	26,399,735	26,180,633	219,102	—
Food & Staples Retailing	2,334,347	2,334,347	—	—
Food, Beverage & Tobacco	8,930,771	8,930,771	—	—
Health Care Equipment & Services	95,279,139	95,279,139	—	—
Insurance	8,369,157	8,369,157	—	—
Materials	43,457,320	43,457,320	—	—
Media	20,392,260	20,392,260	—	—
Pharmaceuticals, Biotechnology & Life Sciences	92,150,374	92,150,374	—	—
Real Estate	35,559,843	35,559,843	—	—
Retailing	21,188,364	17,957,666	—	3,230,698
Semiconductors & Semiconductor Equipment	50,788,285	50,788,285	—	—
Software & Services	172,836,107	172,321,967	—	514,140
Technology Hardware & Equipment	20,161,388	20,161,388	—	—
Transportation	42,914,977	42,914,977	—	—
Utilities	751,422	751,422	—	—
Exchange Traded Funds	4,597,496	4,597,496	—	—
Preferred Stocks	27,303,321	—	—	27,303,321
Convertible Preferred Stocks	255,830	255,830	—	—
Warrants	9,943,662	—	9,943,662	—
Short-Term Investments	5,634,666	5,634,666	—	—

Total	$959,039,584	$909,642,242	$18,349,183	$31,048,159

(1)	For the six-month period ended April 30, 2015, investments valued at $9,596,704 were transferred from Level 1 to Level 2, and investments valued at $194,959 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Preferred Stock	Total
Beginning balance	$28,547,778	20,281,239	$48,829,017
Purchases	—	5,825,836	5,825,836
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	541,643	1,196,246	1,737,889
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	(25,344,583)	—	(25,344,583)

Ending balance	$3,744,838	$27,303,321	$31,048,159

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $1,737,889.

The accompanying notes are an integral part of these financial statements.

90

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

91

The Hartford Small/Mid Cap Equity Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.3%
Consumer Staples	1.6
Energy	4.6
Financials	22.7
Health Care	12.0
Industrials	14.9
Information Technology	16.6
Materials	5.4
Telecommunication Services	0.4
Utilities	4.1

Total	98.6%

Short-Term Investments	2.2%
Other Assets & Liabilities	(0.8)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

92

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.6%
	Automobiles & Components - 1.2%
6,360	American Axle & Manufacturing Holdings, Inc.(1)	$158,555
4,979	Cooper Tire & Rubber Co.	211,558
3,440	Lear Corp.	381,943
1,700	Strattec Security Corp.	127,619

		879,675

	Banks - 3.1%
4,500	Banco Latinoamericano de Comercio Exterior S.A. ADR	142,965
28,310	Fifth Third Bancorp	566,200
45,700	Huntington Bancshares, Inc.	496,302
9,971	MainSource Financial Group, Inc.	191,942
9,200	OFG Bancorp	129,628
16,536	Popular, Inc.(1)	536,262
13,400	Walker & Dunlop, Inc.(1)	256,476

		2,319,775

	Capital Goods - 8.3%
4,897	AAON, Inc.	117,381
6,169	AGCO Corp.	317,765
5,100	American Woodmark Corp.(1)	258,570
5,400	Argan, Inc.	174,474
2,023	Astronics Corp.(1)	136,168
6,600	Douglas Dynamics, Inc.	143,550
13,349	Enphase Energy, Inc.(1)	167,797
2,300	Huntington Ingalls Industries, Inc.	302,657
2,800	Hyster-Yale Materials Handling, Inc.	205,352
19,800	Meritor, Inc.(1)	259,776
2,200	Moog, Inc. Class A(1)	153,736
1,157	Proto Labs, Inc.(1)	80,990
6,133	Regal-Beloit Corp.	479,601
4,813	Snap-on, Inc.	719,784
6,270	Spirit Aerosystems Holdings, Inc. Class A(1)	319,080
10,884	Taser International, Inc.(1)	328,588
1,400	Teledyne Technologies, Inc.(1)	146,958
4,200	Timken Co.	165,018
8,400	Trex Co., Inc.(1)	394,128
2,500	Triumph Group, Inc.	148,100
2,502	United Rentals, Inc.(1)	241,643
6,790	Wabco Holdings, Inc.(1)	845,016
4,859	Woodward, Inc.	228,616

		6,334,748

	Commercial & Professional Services - 3.8%
8,100	Brink’s Co.	214,407
5,200	Deluxe Corp.	336,700
3,500	Dun & Bradstreet Corp.	446,845
3,300	Insperity, Inc.	158,928
4,800	Korn/Ferry International	151,344
2,234	Multi-Color Corp.	140,251
13,100	Pitney Bowes, Inc.	293,047
7,200	Quad/Graphics, Inc.	155,088
17,800	R.R. Donnelley & Sons Co.	331,436
2,500	Robert Half International, Inc.	138,625
8,700	RPX Corp.(1)	135,372
4,169	TriNet Group, Inc.(1)	145,998
2,400	UniFirst Corp.	271,752

		2,919,793

	Consumer Durables & Apparel - 2.9%
6,034	CSS Industries, Inc.	171,004
780	Harman International Industries, Inc.	101,696

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.6% - (continued)
	Consumer Durables & Apparel - 2.9% - (continued)
5,573	Helen of Troy Ltd.(1)	$488,251
13,100	Nautilus, Inc.(1)	220,211
4,021	Polaris Industries, Inc.	550,716
69,800	Quiksilver, Inc.(1)	115,868
4,300	Skechers USA, Inc. Class A(1)	386,656
2,600	Universal Electronics, Inc.(1)	140,244

		2,174,646

	Consumer Services - 4.3%
4,700	American Public Education, Inc.(1)	131,083
11,300	Bridgepoint Education, Inc.(1)	99,101
9,820	Brinker International, Inc.	543,734
1,150	Buffalo Wild Wings, Inc.(1)	183,195
2,498	Capella Education Co.	134,967
3,359	Choice Hotels International, Inc.	201,103
2,700	DeVry Education Group, Inc.	81,648
6,773	Domino’s Pizza, Inc.	730,468
13,700	International Speedway Corp. Class A	498,132
11,200	LifeLock, Inc.(1)	163,632
2,500	Marriott Vacations Worldwide Corp.	205,525
2,400	Strayer Education, Inc.(1)	121,728
20,460	Weight Watchers International, Inc.(1)	174,933

		3,269,249

	Diversified Financials - 3.2%
56,961	Apollo Investment Corp.	455,688
16,600	BGC Partners, Inc. Class A	166,581
12,077	Ezcorp, Inc. Class A(1)	111,108
4,892	Investment Technology Group, Inc.(1)	139,373
16,144	Janus Capital Group, Inc.	288,978
6,310	Nelnet, Inc. Class A	282,499
10,515	Solar Capital Ltd.	207,776
5,860	Springleaf Holdings, Inc.(1)	293,000
13,500	Wisdomtree Investments, Inc.	257,040
2,900	World Acceptance Corp.(1)	245,398

		2,447,441

	Energy - 4.6%
11,400	Alon USA Energy, Inc.	183,426
12,500	Bill Barrett Corp.(1)	145,000
4,081	CVR Energy, Inc.	163,403
4,100	Delek US Holdings, Inc.	151,372
66,944	Frontline Ltd.(1)	171,377
10,397	Gulfmark Offshore, Inc. Class A	156,059
24,120	Kosmos Energy Ltd.(1)	235,893
4,200	Matrix Service Co.(1)	92,274
5,600	Oceaneering International, Inc.	308,616
7,413	Oil States International, Inc.(1)	352,785
9,879	Pacific Ethanol, Inc.(1)	118,153
1,400	REX American Resources Corp.(1)	88,508
6,710	Superior Energy Services, Inc.	171,105
1,206	Targa Resources Corp.	126,594
4,400	US Silica Holdings, Inc.	164,340
11,324	Valero Energy Corp.	644,335
5,714	Western Refining, Inc.	251,702

		3,524,942

	Food & Staples Retailing - 0.4%
5,030	Fresh Market, Inc.(1)	176,754
17,500	Rite Aid Corp.(1)	134,925

		311,679

The accompanying notes are an integral part of these financial statements.

93

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.6% - (continued)
	Food, Beverage & Tobacco - 0.9%
2,998	Ingredion, Inc.	$238,041
17,500	Pilgrim’s Pride Corp.	432,250

		670,291

	Health Care Equipment & Services - 3.8%
4,332	ABIOMED, Inc.(1)	273,869
2,158	Aetna, Inc.	230,625
7,400	Centene Corp.(1)	458,726
4,200	Ensign Group, Inc.	176,862
5,300	Health Net, Inc.(1)	279,045
7,100	HealthEquity, Inc.(1)	186,091
6,150	Magellan Health, Inc.(1)	389,295
4,400	Orthofix International N.V.(1)	142,164
25,008	Quality Systems, Inc.	390,000
6,351	Triple-S Management Corp., Class B(1)	118,891
5,400	VCA, Inc.(1)	275,238

		2,920,806

	Household & Personal Products - 0.3%
2,000	Usana Health Sciences, Inc.(1)	227,480

	Insurance - 5.3%
6,055	Ambac Financial Group, Inc.(1)	139,325
3,400	AmTrust Financial Services, Inc.	202,198
1,430	Argo Group International Holdings Ltd.	70,056
6,900	Assurant, Inc.	424,074
2,964	Axis Capital Holdings Ltd.	154,306
5,600	Endurance Specialty Holdings Ltd.	338,128
1,000	Enstar Group Ltd.(1)	142,040
2,940	Everest Re Group Ltd.	525,995
10,900	Greenlight Capital Re Ltd. Class A(1)	331,251
3,277	HCI Group, Inc.	142,812
18,200	MBIA, Inc.(1)	159,250
2,300	Phoenix Cos., Inc.(1)	78,453
2,900	Reinsurance Group of America, Inc.	265,698
19,200	Symetra Financial Corp.	456,000
10,779	Third Point Reinsurance Ltd.(1)	145,301
9,200	United Insurance Holdings Corp.	152,996
5,962	Universal Insurance Holdings, Inc.	143,207
3,700	Validus Holdings Ltd.	154,771

		4,025,861

	Materials - 5.4%
6,000	Boise Cascade Co.(1)	208,200
9,187	Century Aluminum Co.(1)	118,420
4,940	Clearwater Paper Corp.(1)	316,012
4,535	Commercial Metals Co.	75,281
7,800	Domtar Corp.	337,116
25,700	Gold Resource Corp.	86,609
43,680	Graphic Packaging Holding Co.	615,888
7,530	Innospec, Inc.	329,061
10,723	Kronos Worldwide, Inc.	144,224
5,700	PolyOne Corp.	222,585
3,066	Reliance Steel & Aluminum Co.	198,432
17,500	Resolute Forest Products, Inc.(1)	269,850
4,000	Rock-Tenn Co. Class A	251,920
8,300	Sonoco Products Co.	370,927
2,800	Stepan Co.	142,604
15,800	Stillwater Mining Co.(1)	212,194
9,852	United States Steel Corp.	236,645

		4,135,968

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.6% - (continued)
	Media - 0.3%
5,352	Starz Class A(1)	$210,494

	Pharmaceuticals, Biotechnology & Life Sciences - 8.2%
19,000	Affymetrix, Inc.(1)	230,470
9,300	Anacor Pharmaceuticals, Inc.(1)	490,017
3,100	Bio-Rad Laboratories, Inc. Class A(1)	416,795
3,803	BioSpecifics Technologies Corp.(1)	145,693
7,000	Cambrex Corp.(1)	269,430
1,621	Charles River Laboratories International, Inc.(1)	112,108
7,094	Five Prime Therapeutics, Inc.(1)	142,306
38,690	Geron Corp.(1)	140,058
4,209	Impax Laboratories, Inc.(1)	190,499
11,200	Infinity Pharmaceuticals, Inc.(1)	141,904
2,714	Insys Therapeutics, Inc.(1)	142,675
5,200	Isis Pharmaceuticals, Inc.(1)	294,944
3,800	Lannett Co., Inc.(1)	218,500
9,240	Luminex Corp.(1)	143,405
2,050	Medivation, Inc.(1)	247,517
20,700	Merrimack Pharmaceuticals, Inc.(1)	229,770
2,709	NewLink Genetics Corp.(1)	120,821
3,162	Omeros Corp.(1)	63,620
3,998	Ophthotech Corp.(1)	181,030
3,442	OvaScience, Inc.(1)	85,172
4,900	PAREXEL International Corp.(1)	311,518
60,951	PDL Biopharma, Inc.	406,543
700	Puma Biotechnology, Inc.(1)	126,406
6,155	Quintiles Transnational Holdings, Inc(1)	405,491
13,100	Sciclone Pharmaceuticals, Inc.(1)	107,027
9,800	Sucampo Pharmaceuticals, Inc. Class A(1)	174,048
4,200	United Therapeutics Corp.(1)	670,698

		6,208,465

	Real Estate - 11.1%
7,900	AG Mortgage Investment Trust, Inc. REIT	151,838
16,510	American Capital Mortgage Investment Corp. REIT	289,585
8,832	Apollo Commercial Real Estate Finance, Inc. REIT	150,939
24,000	Brandywine Realty Trust REIT	349,920
6,800	Brixmor Property Group, Inc. REIT	159,460
41,350	Capstead Mortgage Corp. REIT	481,728
7,300	CBL & Associates Properties, Inc. REIT	131,473
32,800	Chambers Street Properties REIT	246,000
5,600	CyrusOne, Inc. REIT	181,888
11,500	Franklin Street Properties Corp. REIT	135,815
11,400	Government Properties Income Trust REIT	237,576
14,290	Hatteras Financial Corp. REIT	258,077
9,900	Hospitality Properties Trust REIT	297,792
4,010	Jones Lang LaSalle, Inc.	665,901
29,660	Mack-Cali Realty Corp. REIT	532,397
4,700	Marcus & Millichap, Inc.(1)	166,286
17,800	MFA Financial, Inc. REIT	138,306
14,613	New Residential Investment Corp. REIT	249,006
20,640	New York Mortgage Trust, Inc. REIT	161,198
11,100	Pennsylvania REIT	250,971
6,820	PennyMac Mortgage Investment Trust REIT	142,879
46,900	Piedmont Office Realty Trust, Inc. Class A, REIT	819,812
9,200	Ramco-Gershenson Properties Trust REIT	160,816
9,800	Redwood Trust, Inc. REIT	168,462
50,400	Resource Capital Corp. REIT	222,264
51,200	Retail Properties of America, Inc. Class A, REIT	773,632
20,441	Select Income REIT	474,027
26,200	Two Harbors Investment Corp. REIT	275,100

The accompanying notes are an integral part of these financial statements.

94

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.6% - (continued)
	Real Estate - 11.1% - (continued)
9,500	Western Asset Mortgage Capital Corp. REIT	$138,795

		8,411,943

	Retailing - 7.6%
8,854	American Eagle Outfitters, Inc.	140,867
3,950	ANN, Inc.(1)	149,547
7,000	Big Lots, Inc.	318,990
5,900	Buckle, Inc.	264,320
5,191	Burlington Stores, Inc.(1)	267,700
5,100	Cato Corp. Class A	200,634
7,800	Chico’s FAS, Inc.	131,508
3,200	Dick’s Sporting Goods, Inc.	173,632
4,400	Dillard’s, Inc. Class A	578,996
4,080	DSW, Inc. Class A	147,982
6,400	Foot Locker, Inc.	380,480
15,200	Francescas Holding Corp.(1)	257,336
4,106	GNC Holdings, Inc. Class A	176,763
19,300	Nutrisystem, Inc.	367,665
2,800	Outerwall, Inc.	186,004
14,300	Overstock.com, Inc.(1)	307,021
7,900	Select Comfort Corp.(1)	243,478
6,900	Tilly’s, Inc. Class A(1)	92,046
2,900	Ulta Salon Cosmetics & Fragrance, Inc.(1)	438,161
7,100	Urban Outfitters, Inc.(1)	284,284
4,851	Williams-Sonoma, Inc.	356,694
11,200	zulily, Inc. Class A(1)	139,608
5,239	Zumiez, Inc.(1)	166,129

		5,769,845

	Semiconductors & Semiconductor Equipment - 2.5%
6,000	Advanced Energy Industries, Inc.(1)	146,760
3,300	Ambarella, Inc.(1)	241,395
26,900	Amkor Technology, Inc.(1)	189,107
11,657	Cypress Semiconductor Corp.(1)	155,271
10,200	Integrated Device Technology, Inc.(1)	185,538
10,792	Kulicke & Soffa Industries, Inc.(1)	163,067
7,500	Skyworks Solutions, Inc.	691,875
3,700	Tessera Technologies, Inc.	133,607

		1,906,620

	Software & Services - 10.1%
12,510	Aspen Technology, Inc.(1)	555,319
16,800	AVG Technologies N.V.(1)	401,856
3,714	Barracuda Networks, Inc.(1)	150,528
4,300	Blackhawk Network Holdings, Inc.(1)	158,111
2,630	Cimpress N.V.(1)	220,762
2,300	Constant Contact, Inc.(1)	80,155
14,500	Convergys Corp.	328,860
2,766	CSG Systems International, Inc.	80,546
2,400	DST Systems, Inc.	276,192
4,400	EPAM Systems, Inc.(1)	284,724
2,153	ePlus, Inc.(1)	178,613
6,000	Fleetmatics Group Ltd.(1)	273,480
6,415	Global Sources Ltd.(1)	35,539
8,900	Guidewire Software, Inc.(1)	444,555
9,800	Liquidity Services, Inc.(1)	91,728
5,500	Logmein, Inc.(1)	352,990
4,572	Manhattan Associates, Inc.(1)	240,304
4,900	MAXIMUS, Inc.	313,649
22,908	Mentor Graphics Corp.	548,189
1,882	NetScout Systems, Inc.(1)	77,350
5,254	Paycom Software, Inc.(1)	166,079

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.6% - (continued)
	Software & Services - 10.1% - (continued)
3,498	Pegasystems, Inc.	$75,347
5,970	Rackspace Hosting, Inc.(1)	321,783
3,000	Science Applications International Corp.	150,300
8,158	SolarWinds, Inc.(1)	397,947
4,500	SS&C Technologies Holdings, Inc.	270,765
19,800	Synopsys, Inc.(1)	928,224
12,400	VASCO Data Security International, Inc.(1)	315,208

		7,719,103

	Technology Hardware & Equipment - 4.0%
8,054	ADTRAN, Inc.	133,777
8,432	Alliance Fiber Optic Products, Inc.	154,811
4,000	Arrow Electronics, Inc.(1)	238,840
6,900	Avnet, Inc.	294,147
3,100	Benchmark Electronics, Inc.(1)	72,943
47,497	Brocade Communications Systems, Inc.	536,716
3,318	InterDigital, Inc.	181,561
7,300	Jabil Circuit, Inc.	164,396
9,504	Lexmark International, Inc. Class A	421,883
4,000	Methode Electronics, Inc.	169,840
2,637	Palo Alto Networks, Inc.(1)	389,538
11,100	Polycom, Inc.(1)	144,855
7,725	Sanmina Corp.(1)	157,049

		3,060,356

	Telecommunication Services - 0.4%
6,900	IDT Corp. Class B	117,507
10,800	Inteliquent, Inc.	205,308

		322,815

	Transportation - 2.8%
15,642	Alaska Air Group, Inc.	1,002,027
3,500	ArcBest Corp.	124,950
7,800	Avis Budget Group, Inc.(1)	422,292
2,200	Spirit Airlines, Inc.(1)	150,634
11,700	Swift Transportation Co.(1)	283,140
5,900	Werner Enterprises, Inc.	158,533

		2,141,576

	Utilities - 4.1%
41,100	Atlantic Power Corp.	133,575
2,100	El Paso Electric Co.	78,141
19,500	Great Plains Energy, Inc.	510,510
13,640	New Jersey Resources Corp.	416,156
6,374	ONE Gas, Inc.	267,517
9,800	Pinnacle West Capital Corp.	599,760
8,230	UGI Corp.	286,486
22,760	Westar Energy, Inc.	856,914

		3,149,059

	Total Common Stocks (cost $65,226,215)	$75,062,630

	Total Long-Term Investments (cost $65,226,215)	$75,062,630

The accompanying notes are an integral part of these financial statements.

95

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 2.2%
1,657,286	BlackRock Liquidity Funds TempFund Portfolio	$1,657,286

	Total Short-Term Investments (cost $1,657,286)	$1,657,286

Total Investments (cost $66,883,501)^	100.8%	$76,719,916
Other Assets and Liabilities	(0.8)%	(642,125)

Total Net Assets	100.0%	$76,077,791

The accompanying notes are an integral part of these financial statements.

96

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $66,917,204 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,482,699
Unrealized Depreciation	(2,679,987)

Net Unrealized Appreciation	$9,802,712

(1)	Non-income producing.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

97

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$879,675	$879,675	$—	$—
Banks	2,319,775	2,319,775	—	—
Capital Goods	6,334,748	6,334,748	—	—
Commercial & Professional Services	2,919,793	2,919,793	—	—
Consumer Durables & Apparel	2,174,646	2,174,646	—	—
Consumer Services	3,269,249	3,269,249	—	—
Diversified Financials	2,447,441	2,447,441	—	—
Energy	3,524,942	3,524,942	—	—
Food & Staples Retailing	311,679	311,679	—	—
Food, Beverage & Tobacco	670,291	670,291	—	—
Health Care Equipment & Services	2,920,806	2,920,806	—	—
Household & Personal Products	227,480	227,480	—	—
Insurance	4,025,861	4,025,861	—	—
Materials	4,135,968	4,135,968	—	—
Media	210,494	210,494	—	—
Pharmaceuticals, Biotechnology & Life Sciences	6,208,465	6,208,465	—	—
Real Estate	8,411,943	8,411,943	—	—
Retailing	5,769,845	5,769,845	—	—
Semiconductors & Semiconductor Equipment	1,906,620	1,906,620	—	—
Software & Services	7,719,103	7,719,103	—	—
Technology Hardware & Equipment	3,060,356	3,060,356	—	—
Telecommunication Services	322,815	322,815	—	—
Transportation	2,141,576	2,141,576	—	—
Utilities	3,149,059	3,149,059	—	—
Short-Term Investments	1,657,286	1,657,286	—	—

Total	$76,719,916	$76,719,916	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

98

The Hartford SmallCap Growth Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.4%
Consumer Staples	3.9
Energy	2.9
Financials	8.9
Health Care	22.8
Industrials	13.8
Information Technology	26.1
Materials	5.3
Telecommunication Services	0.2

Total	99.3%

Short-Term Investments	1.0%
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

99

The Hartford SmallCap Growth Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2%
	Automobiles & Components - 1.6%
45,400	American Axle & Manufacturing Holdings, Inc.(1)	$1,131,822
21,500	Cooper Tire & Rubber Co.	913,535
230,635	Dana Holding Corp.	4,974,797
150,895	Tenneco Automotive, Inc.(1)	8,819,813

		15,839,967

	Banks - 2.8%
311,935	EverBank Financial Corp.	5,792,633
253,405	First Merchants Corp.	5,719,351
128,770	Flushing Financial Corp.	2,467,233
126,120	Great Western Bancorp, Inc.	2,758,244
435,020	MGIC Investment Corp.(1)	4,532,908
94,010	Sandy Spring Bancorp, Inc.	2,449,901
105,265	Wintrust Financial Corp.	5,130,616

		28,850,886

	Capital Goods - 8.5%
91,000	A.O. Smith Corp.	5,814,900
219,155	AAON, Inc.	5,253,145
22,200	Aegion Corp.(1)	408,924
175,546	Altra Industrial Motion Corp.	4,629,148
14,742	American Railcar Industries, Inc.	781,916
7,750	American Woodmark Corp.(1)	392,925
9,300	Argan, Inc.	300,483
99,488	Astronics Corp.(1)	6,696,537
131,302	AZZ, Inc.	6,091,100
45,445	Blount International, Inc.(1)	602,601
22,100	Douglas Dynamics, Inc.	480,675
8,941	Dycom Industries, Inc.(1)	411,107
94,555	Enphase Energy, Inc.(1)	1,188,556
41,405	Esterline Technologies Corp.(1)	4,607,963
192,387	Generac Holdings, Inc.(1)	8,020,614
16,600	Global Brass & Copper Holdings, Inc.	252,984
130,410	Heico Corp. Class A	5,981,907
23,200	Hillenbrand, Inc.	681,848
24,600	Hyster-Yale Materials Handling, Inc.	1,804,164
70,270	Lennox International, Inc.	7,445,809
104,366	Meritor, Inc.(1)	1,369,282
83,380	Moog, Inc. Class A(1)	5,826,594
7,600	Proto Labs, Inc.(1)	532,000
54,595	Taser International, Inc.(1)	1,648,223
65,620	Teledyne Technologies, Inc.(1)	6,888,131
92,614	Toro Co.	6,208,843
25,600	Trex Co., Inc.(1)	1,201,152
10,085	Woodward, Inc.	474,499

		85,996,030

	Commercial & Professional Services - 3.3%
38,509	Brink’s Co.	1,019,333
8,007	Corporate Executive Board Co.	671,227
109,536	Deluxe Corp.	7,092,456
86,325	Exponent, Inc.	7,649,258
150,595	GP Strategies Corp.(1)	4,907,891
8,207	Insperity, Inc.	395,249
34,400	Korn/Ferry International	1,084,632
7,954	Multi-Color Corp.	499,352
145,585	On Assignment, Inc.(1)	4,898,935
20,783	Performant Financial Corp.(1)	61,726
59,623	RPX Corp.(1)	927,734
7,237	UniFirst Corp.	819,446
68,515	WageWorks, Inc.(1)	3,453,156

		33,480,395

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2% - (continued)
	Consumer Durables & Apparel - 4.2%
125,480	Arctic Cat, Inc.	$4,453,285
19,000	Ethan Allen Interiors, Inc.	460,180
22,679	Helen of Troy Ltd.(1)	1,986,907
240,823	Kate Spade & Co.(1)	7,874,912
52,211	Nautilus, Inc.(1)	877,667
74,058	Oxford Industries, Inc.	5,883,908
7,380	Polaris Industries, Inc.	1,010,765
223,700	Quiksilver, Inc.(1)	371,342
15,500	Skechers USA, Inc. Class A(1)	1,393,760
216,061	Steven Madden Ltd.(1)	8,430,700
170,455	Taylor Morrison Home Corp. Class A(1)	3,156,827
13,100	Universal Electronics, Inc.(1)	706,614
17,034	Vera Bradley, Inc.(1)	242,564
312,706	Vince Holding Corp.(1)	5,763,172

		42,612,603

	Consumer Services - 4.3%
23,700	American Public Education, Inc.(1)	660,993
346,044	Bloomin’ Brands, Inc.	7,841,357
82,281	Brinker International, Inc.	4,555,899
39,464	Buffalo Wild Wings, Inc.(1)	6,286,615
14,591	Capella Education Co.	788,352
242,860	Del Frisco’s Restaurant Group, Inc.(1)	4,898,486
17,600	Domino’s Pizza, Inc.	1,898,160
7,035	Fiesta Restaurant Group, Inc.(1)	355,619
9,500	Grand Canyon Education, Inc.(1)	430,160
29,176	Jamba, Inc.(1)	459,814
190,500	La Quinta Holdings, Inc.(1)	4,587,240
64,900	LifeLock, Inc.(1)	948,189
93,545	Marriott Vacations Worldwide Corp.	7,690,335
15,400	Strayer Education, Inc.(1)	781,088
30,600	Texas Roadhouse, Inc.	1,028,160
38,700	Weight Watchers International, Inc.(1)	330,885

		43,541,352

	Diversified Financials - 1.9%
96,637	BGC Partners, Inc. Class A	969,752
6,200	Credit Acceptance Corp.(1)	1,464,440
100,965	Evercore Partners, Inc. Class A	4,870,552
151,715	HFF, Inc. Class A	5,945,711
38,381	MarketAxess Holdings, Inc.	3,295,009
93,300	Wisdomtree Investments, Inc.	1,776,432
15,600	World Acceptance Corp.(1)	1,320,072

		19,641,968

	Energy - 2.9%
57,780	Alon USA Energy, Inc.	929,680
18,500	CVR Energy, Inc.	740,740
31,100	Delek US Holdings, Inc.	1,148,212
55,810	Diamondback Energy, Inc.(1)	4,608,232
115,310	Forum Energy Technologies, Inc.(1)	2,682,111
11,844	Geospace Technologies Corp.(1)	255,830
6,500	Green Plains, Inc.	202,410
62,000	Hornbeck Offshore Services, Inc.(1)	1,416,700
101,800	ION Geophysical Corp.(1)	232,104
43,797	Jones Energy, Inc. Class A(1)	449,357
11,805	Matrix Service Co.(1)	259,356
64,680	Pacific Ethanol, Inc.(1)	773,573
73,400	PBF Energy, Inc. Class A	2,083,092
15,429	REX American Resources Corp.(1)	975,421
158,631	Rosetta Resources, Inc.(1)	3,621,546
235,030	RSP Permian, Inc.(1)	6,820,571

The accompanying notes are an integral part of these financial statements.

100

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2% - (continued)
	Energy - 2.9% - (continued)
17,115	US Silica Holdings, Inc.	$639,245
135,999	Vaalco Energy, Inc.(1)	335,918
30,007	Western Refining, Inc.	1,321,808

		29,495,906

	Food & Staples Retailing - 2.3%
126,640	Casey’s General Stores, Inc.	10,407,275
20,487	Fresh Market, Inc.(1)	719,913
201,020	Natural Grocers by Vitamin Cottage, Inc.(1)	5,290,846
82,740	PriceSmart, Inc.	6,657,261

		23,075,295

	Food, Beverage & Tobacco - 1.5%
19,626	Cal-Maine Foods, Inc.	877,479
34,800	Pilgrim’s Pride Corp.	859,560
85,500	Post Holdings, Inc.(1)	4,013,370
15,200	Sanderson Farms, Inc.	1,141,824
106,155	TreeHouse Foods, Inc.(1)	8,626,155

		15,518,388

	Health Care Equipment & Services - 10.5%
15,492	ABIOMED, Inc.(1)	979,404
93,761	Acadia Healthcare Co., Inc.(1)	6,422,628
5,620	Align Technology, Inc.(1)	330,681
17,632	Anika Therapeutics, Inc.(1)	601,604
14,535	Atrion Corp.	4,721,695
36,546	Centene Corp.(1)	2,265,487
15,400	Computer Programs & Systems, Inc.	805,882
91,183	Cyberonics, Inc.(1)	5,553,957
120,710	Cynosure, Inc. Class A(1)	4,034,128
167,635	DexCom, Inc.(1)	11,327,097
8,500	Ensign Group, Inc.	357,935
340,352	Globus Medical, Inc. Class A(1)	8,131,009
223,820	HealthSouth Corp.	10,121,140
37,425	HeartWare International, Inc.(1)	2,833,447
79,100	ICU Medical, Inc.(1)	6,673,667
28,500	Magellan Health, Inc.(1)	1,804,050
32,700	Meridian Bioscience, Inc.	579,444
23,107	Molina Healthcare, Inc.(1)	1,368,628
6,000	Natus Medical, Inc.(1)	226,260
174,525	Omnicell, Inc.(1)	6,200,873
29,900	Orthofix International N.V.(1)	966,069
82,700	Quality Systems, Inc.	1,289,706
30,049	RadNet, Inc.(1)	251,811
134,255	Team Health Holdings, Inc.(1)	7,997,570
37,500	Triple-S Management Corp., Class B(1)	702,000
146,435	U.S. Physical Therapy, Inc.	6,905,875
215,405	Vascular Solutions, Inc.(1)	6,905,884
75,470	WellCare Health Plans, Inc.(1)	5,843,642

		106,201,573

	Household & Personal Products - 0.1%
7,900	Medifast, Inc.(1)	237,000
6,400	Usana Health Sciences, Inc.(1)	727,936

		964,936

	Insurance - 1.5%
153,065	AMERISAFE, Inc.	6,917,007
12,980	AmTrust Financial Services, Inc.	771,921
26,600	Greenlight Capital Re Ltd. Class A(1)	808,374
9,356	HCI Group, Inc.	407,735
151,480	James River Group Holdings Ltd.	3,580,987

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2% - (continued)
	Insurance - 1.5% - (continued)
70,374	Maiden Holdings Ltd.	$1,022,534
20,300	United Insurance Holdings Corp.	337,589
36,400	Universal Insurance Holdings, Inc.	874,328

		14,720,475

	Materials - 5.3%
184,212	Boise Cascade Co.(1)	6,392,156
82,680	Cabot Corp.	3,533,743
16,600	Clearwater Paper Corp.(1)	1,061,902
77,000	Gold Resource Corp.	259,490
832,900	Graphic Packaging Holding Co.	11,743,890
485,123	Headwaters, Inc.(1)	8,528,462
16,800	Innospec, Inc.	734,160
13,069	KapStone Paper & Packaging Corp.	365,279
508,200	OMNOVA Solutions, Inc.(1)	4,060,518
246,106	PolyOne Corp.	9,610,439
106,837	Silgan Holdings, Inc.	5,755,309
5,800	Stepan Co.	295,394
105,899	Stillwater Mining Co.(1)	1,422,224

		53,762,966

	Media - 0.0%
29,177	McClatchy Co. Class A(1)	40,556
31,396	World Wrestling Entertainment, Inc. Class A	421,334

		461,890

	Pharmaceuticals, Biotechnology & Life Sciences - 12.3%
395,957	Achillion Pharmaceuticals, Inc.(1)	3,464,624
177,500	Acorda Therapeutics, Inc.(1)	5,337,425
129,310	Aerie Pharmaceuticals, Inc.(1)	1,246,548
92,121	Affymetrix, Inc.(1)	1,117,428
47,086	Agios Pharmaceuticals, Inc.(1)	4,347,921
115,750	Alkermes plc(1)	6,409,077
52,459	Alnylam Pharmaceuticals, Inc.(1)	5,343,998
145,552	Anacor Pharmaceuticals, Inc.(1)	7,669,135
4,775	ANI Pharmaceuticals, Inc.(1)	291,180
58,234	Array BioPharma, Inc.(1)	363,963
49,900	Avalanche Biotechnologies, Inc.(1)	1,589,814
283,302	BioCryst Pharmaceuticals, Inc.(1)	2,631,876
3,553	Bluebird Bio, Inc.(1)	473,224
16,900	Cambrex Corp.(1)	650,481
17,399	Cempra, Inc.(1)	547,895
64,277	Dyax Corp.(1)	1,536,863
29,500	Emergent Biosolutions, Inc.(1)	875,855
14,100	Enanta Pharmaceuticals, Inc.(1)	482,784
155,070	Five Prime Therapeutics, Inc.(1)	3,110,704
123,760	GlycoMimetics, Inc.(1)	1,025,970
36,233	Impax Laboratories, Inc.(1)	1,639,906
95,700	Infinity Pharmaceuticals, Inc.(1)	1,212,519
21,112	Insys Therapeutics, Inc.(1)	1,109,858
147,290	Ironwood Pharmaceuticals, Inc.(1)	2,011,981
41,000	Isis Pharmaceuticals, Inc.(1)	2,325,520
81,790	KYTHERA Biopharmaceuticals, Inc.(1)	3,573,405
20,300	Lannett Co., Inc.(1)	1,167,250
8,795	Ligand Pharmaceuticals, Inc.(1)	682,844
13,681	MacroGenics, Inc.(1)	391,413
184,760	Medicines Co.(1)	4,731,704
139,546	Merrimack Pharmaceuticals, Inc.(1)	1,548,961
62,700	MiMedx Group, Inc.(1)	589,380
28,447	Omeros Corp.(1)	572,354
33,206	Ophthotech Corp.(1)	1,503,568
87,975	Orexigen Therapeutics, Inc.(1)	577,996

The accompanying notes are an integral part of these financial statements.

101

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.3% - (continued)
88,650	Otonomy, Inc.(1)	$2,326,176
155,785	PAREXEL International Corp.(1)	9,904,031
279,735	PDL Biopharma, Inc.	1,865,832
144,060	Portola Pharmaceuticals, Inc.(1)	5,141,501
90,325	Prestige Brands Holdings, Inc.(1)	3,545,256
90,930	PTC Therapeutics, Inc.(1)	5,342,137
38,906	Puma Biotechnology, Inc.(1)	7,025,645
125,708	Sciclone Pharmaceuticals, Inc.(1)	1,027,034
63,100	Sucampo Pharmaceuticals, Inc. Class A(1)	1,120,656
107,565	TESARO, Inc.(1)	5,859,066
67,970	Ultragenyx Pharmaceutical, Inc.(1)	3,835,547
304,950	XenoPort, Inc.(1)	1,808,354
111,860	Zafgen, Inc.(1)	3,481,083

		124,437,742

	Real Estate - 1.6%
89,145	Apollo Residential Mortgage, Inc. REIT	1,413,840
123,335	Coresite Realty Corp. REIT	5,929,947
18,600	Inland Real Estate Corp. REIT	191,394
9,300	Marcus & Millichap, Inc.(1)	329,034
24,480	Omega Healthcare Investors, Inc. REIT	883,483
28,024	Potlatch Corp. REIT	1,034,366
392,846	Sunstone Hotel Investors, Inc. REIT	6,120,540

		15,902,604

	Retailing - 5.3%
32,209	ANN, Inc.(1)	1,219,433
35,800	Buckle, Inc.	1,603,840
37,457	Build-A-Bear Workshop, Inc.(1)	690,332
23,600	Burlington Stores, Inc.(1)	1,217,052
20,273	Cato Corp. Class A	797,540
125,094	Core-Mark Holding Co., Inc.	6,593,705
180,477	DSW, Inc. Class A	6,545,901
20,000	Finish Line, Inc. Class A	490,600
190,645	Five Below, Inc.(1)	6,428,549
85,300	Francescas Holding Corp.(1)	1,444,129
3,900	Hibbett Sports, Inc.(1)	182,520
130,930	HSN, Inc.	8,172,651
10,400	Kirkland’s, Inc.(1)	246,896
84,600	Nutrisystem, Inc.	1,611,630
21,300	Outerwall, Inc.	1,414,959
34,300	Overstock.com, Inc.(1)	736,421
10,900	Party City Holdco, Inc.(1)	226,611
450,964	Pier 1 Imports, Inc.	5,704,695
41,100	Select Comfort Corp.(1)	1,266,702
141,795	Wayfair, Inc. Class A(1)	4,554,455
142,475	zulily, Inc. Class A(1)	1,775,951
10,043	Zumiez, Inc.(1)	318,463

		53,243,035

	Semiconductors & Semiconductor Equipment - 3.3%
15,800	Advanced Energy Industries, Inc.(1)	386,468
29,503	Ambarella, Inc.(1)	2,158,144
144,453	Amkor Technology, Inc.(1)	1,015,505
148,893	Cypress Semiconductor Corp.(1)	1,983,255
105,480	Integrated Device Technology, Inc.(1)	1,918,681
105,647	Kulicke & Soffa Industries, Inc.(1)	1,596,326
110,872	Qorvo, Inc.(1)	7,307,574
131,156	SunEdison Semiconductor Ltd.(1)	2,928,713
286,633	SunEdison, Inc.(1)	7,257,548
184,964	SunPower Corp.(1)	5,953,991

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2% - (continued)
	Semiconductors & Semiconductor Equipment - 3.3% - (continued)
32,172	Tessera Technologies, Inc.	$1,161,731

		33,667,936

	Software & Services - 20.4%
199,142	Aspen Technology, Inc.(1)	8,839,913
74,339	AVG Technologies N.V.(1)	1,778,189
13,700	Barracuda Networks, Inc.(1)	555,261
23,598	Blackhawk Network Holdings, Inc.(1)	867,698
46,600	CACI International, Inc. Class A(1)	4,111,984
109,145	Cass Information Systems, Inc.	5,705,009
24,500	Cimpress N.V.(1)	2,056,530
132,900	comScore, Inc.(1)	6,958,644
13,840	Constant Contact, Inc.(1)	482,324
60,010	CSG Systems International, Inc.	1,747,491
50,040	Demandware, Inc.(1)	3,082,464
32,400	DHI Group, Inc.(1)	246,240
151,705	Ellie Mae, Inc.(1)	8,343,775
6,905	Envestnet, Inc.(1)	353,950
22,449	EPAM Systems, Inc.(1)	1,452,675
78,090	ePlus, Inc.(1)	6,478,346
5,900	Euronet Worldwide, Inc.(1)	345,032
294,823	Everyday Health, Inc.(1)	3,614,530
195,289	Exlservice Holdings, Inc.(1)	6,723,800
117,530	Fair Isaac Corp.	10,396,704
512,321	Five9, Inc.(1)	2,781,903
265,121	Fleetmatics Group Ltd.(1)	12,084,215
45,072	Guidewire Software, Inc.(1)	2,251,346
169,320	Heartland Payment Systems, Inc.	8,618,388
104,485	HubSpot, Inc.(1)	4,044,614
36,613	Infoblox, Inc.(1)	862,602
109,345	j2 Global, Inc.	7,585,263
26,800	Logmein, Inc.(1)	1,720,024
176,045	Manhattan Associates, Inc.(1)	9,252,925
122,550	Marketo, Inc.(1)	3,486,548
31,200	MAXIMUS, Inc.	1,997,112
362,902	Model N, Inc.(1)	4,264,099
155,921	NetScout Systems, Inc.(1)	6,408,353
42,525	Pegasystems, Inc.	915,989
224,985	PTC, Inc.(1)	8,625,925
132,790	Q2 Holdings, Inc.(1)	2,702,277
144,976	Qualys, Inc.(1)	7,179,212
20,700	Science Applications International Corp.	1,037,070
4,764	Shutterstock, Inc.(1)	321,522
32,000	SolarWinds, Inc.(1)	1,560,960
98,938	Solera Holdings, Inc.	4,800,472
47,116	SS&C Technologies Holdings, Inc.	2,834,970
11,500	Stamps.com, Inc.(1)	711,735
54,455	Sykes Enterprises, Inc.(1)	1,363,009
7,800	Syntel, Inc.(1)	351,156
110,035	Tyler Technologies Corp.(1)	13,418,768
65,100	VASCO Data Security International, Inc.(1)	1,654,842
106,880	Verint Systems, Inc.(1)	6,565,638
130,699	WebMD Health Corp.(1)	5,770,361
60,990	WEX, Inc.(1)	6,874,183
22,500	Wix.com Ltd.(1)	438,075

		206,624,115

	Technology Hardware & Equipment - 2.4%
52,563	ADTRAN, Inc.	873,071
22,500	Alliance Fiber Optic Products, Inc.	413,100

The accompanying notes are an integral part of these financial statements.

102

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2% - (continued)
	Technology Hardware & Equipment - 2.4% - (continued)
151,620	CDW Corp. of Delaware	$5,810,078
181,210	Ciena Corp.(1)	3,859,773
26,400	DTS, Inc.(1)	946,440
42,960	FEI Co.	3,241,762
22,700	Infinera Corp.(1)	426,760
27,600	InterDigital, Inc.	1,510,272
29,880	Methode Electronics, Inc.	1,268,705
29,300	Polycom, Inc.(1)	382,365
207,700	Quantum Corp.(1)	417,477
294,185	Sonus Networks, Inc.(1)	2,329,945
100,975	Ubiquiti Networks, Inc.	2,884,856

		24,364,604

	Telecommunication Services - 0.2%
117,400	Cincinnati Bell, Inc.(1)	402,682
21,900	IDT Corp. Class B	372,957
57,100	Inteliquent, Inc.	1,085,471

		1,861,110

	Transportation - 2.0%
8,000	Alaska Air Group, Inc.	512,480
4,700	Allegiant Travel Co.	722,672
20,215	ArcBest Corp.	721,676
182,723	Celadon Group, Inc.	4,721,562
43,000	Hawaiian Holdings, Inc.(1)	992,440
26,900	JetBlue Airways Corp.(1)	552,257
144,140	Marten Transport Ltd.	3,208,556
10,200	Matson, Inc.	413,100
19,100	Spirit Airlines, Inc.(1)	1,307,777
314,978	Swift Transportation Co.(1)	7,622,468

		20,774,988

	Total Common Stocks (cost $867,884,182)	$995,040,764

EXCHANGE TRADED FUNDS - 1.1%
	Other Investment Pools & Funds - 1.1%
78,650	iShares Russell 2000 Growth ETF	$11,565,482

	Total Exchange Traded Funds (cost $11,965,658)	$11,565,482

WARRANTS - 0.0%
	Diversified Financials - 0.0%
1,613	Imperial Holdings, Inc.(1)(2)	$—

	Total Warrants (cost $—)	$—

	Total Long-Term Investments (cost $879,849,840)	$1,006,606,246

Shares or Principal Amount		Market Value*
SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 1.0%
3,362,719	BlackRock Liquidity Funds TempFund Portfolio	$3,362,719
6,533,791	Federated Prime Obligations Fund	6,533,791

	Total Short-Term Investments (cost $9,896,510)	$9,896,510

Total Investments (cost $889,746,350)^	100.3%	$1,016,502,756
Other Assets and Liabilities	(0.3)%	(2,613,924)

Total Net Assets	100.0%	$1,013,888,832

The accompanying notes are an integral part of these financial statements.

103

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $892,393,573 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$158,797,371
Unrealized Depreciation	(34,688,188)

Net Unrealized Appreciation	$124,109,183

(1)	Non-income producing.

(2)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
12/2015	1,613	Imperial Holdings, Inc. Warrants	$—

At April 30, 2015, the aggregate value of these securities were $0, which represents 0.0% of total net assets.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

104

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$15,839,967	$15,839,967	$—	$—
Banks	28,850,886	28,850,886	—	—
Capital Goods	85,996,030	85,996,030	—	—
Commercial & Professional Services	33,480,395	33,480,395	—	—
Consumer Durables & Apparel	42,612,603	42,612,603	—	—
Consumer Services	43,541,352	43,541,352	—	—
Diversified Financials	19,641,968	19,641,968	—	—
Energy	29,495,906	29,495,906	—	—
Food & Staples Retailing	23,075,295	23,075,295	—	—
Food, Beverage & Tobacco	15,518,388	15,518,388	—	—
Health Care Equipment & Services	106,201,573	106,201,573	—	—
Household & Personal Products	964,936	964,936	—	—
Insurance	14,720,475	14,720,475	—	—
Materials	53,762,966	53,762,966	—	—
Media	461,890	461,890	—	—
Pharmaceuticals, Biotechnology & Life Sciences	124,437,742	124,437,742	—	—
Real Estate	15,902,604	15,902,604	—	—
Retailing	53,243,035	53,243,035	—	—
Semiconductors & Semiconductor Equipment	33,667,936	33,667,936	—	—
Software & Services	206,624,115	206,624,115	—	—
Technology Hardware & Equipment	24,364,604	24,364,604	—	—
Telecommunication Services	1,861,110	1,861,110	—	—
Transportation	20,774,988	20,774,988	—	—
Exchange Traded Funds	11,565,482	11,565,482	—	—
Warrants	—	—	—	—
Short-Term Investments	9,896,510	9,896,510	—	—

Total	$1,016,502,756	$1,016,502,756	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

105

The Hartford Value Opportunities Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	7.5%
Consumer Staples	2.2
Energy	13.9
Financials	31.6
Health Care	10.1
Industrials	10.6
Information Technology	10.0
Materials	8.0
Telecommunication Services	1.5
Utilities	4.3

Total	99.7%

Short-Term Investments	0.2%
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

106

The Hartford Value Opportunities Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.7%
	Banks - 9.3%
174,708	Citigroup, Inc.	$9,315,431
170,279	JP Morgan Chase & Co.	10,771,849
80,906	PNC Financial Services Group, Inc.	7,421,507
30,500	South State Corp.	2,065,460

		29,574,247

	Capital Goods - 8.2%
59,400	Eaton Corp. plc	4,082,562
61,600	Generac Holdings, Inc.(1)	2,568,104
305,679	General Electric Co.	8,277,787
13,400	Orbital ATK, Inc.	980,344
17,500	Raytheon Co.	1,820,000
115,461	Rexel S.A.	2,176,051
16,303	Sulzer AG	1,819,221
58,320	WESCO International, Inc.(1)	4,207,205

		25,931,274

	Commercial & Professional Services - 1.2%
174,362	Knoll, Inc.	3,970,223

	Consumer Durables & Apparel - 2.1%
62,400	D.R. Horton, Inc.	1,584,960
107,445	Electrolux AB Series B	3,217,185
135,380	Vera Bradley, Inc.(1)	1,927,811

		6,729,956

	Consumer Services - 2.5%
74,800	Las Vegas Sands Corp.	3,955,424
73,500	Melco Crown Entertainment Ltd. ADR	1,500,870
21,400	Norwegian Cruise Line Holdings Ltd.(1)	1,038,114
360,000	Sands China Ltd.	1,467,500

		7,961,908

	Diversified Financials - 4.0%
72,317	Julius Baer Group Ltd.(1)	3,785,125
59,710	Northern Trust Corp.	4,367,786
78,800	Raymond James Financial, Inc.	4,454,564
73,500	Solar Cayman Ltd.(1)(2)(3)(4)	5,145

		12,612,620

	Energy - 13.9%
36,400	Baker Hughes, Inc.	2,491,944
56,175	Cabot Oil & Gas Corp.	1,899,838
111,800	Cameco Corp.	1,966,346
137,695	Canadian Natural Resources Ltd.	4,578,359
237,570	Cobalt International Energy, Inc.(1)	2,541,999
19,100	Diamondback Energy, Inc.(1)	1,577,087
99,115	Halliburton Co.	4,851,679
22,500	Helmerich & Payne, Inc.	1,754,325
75,505	HollyFrontier Corp.	2,928,084
182,500	Laredo Petroleum, Inc.(1)	2,883,500
57,990	National Oilwell Varco, Inc.	3,155,236
18,220	Pioneer Natural Resources Co.	3,148,052
78,485	QEP Resources, Inc.	1,765,912
269,530	Southwestern Energy Co.(1)	7,554,926
265,600	Trican Well Service Ltd.	1,122,719

		44,220,006

	Food, Beverage & Tobacco - 2.2%
82,489	Imperial Tobacco Group plc	4,027,979
18,835	Ingredion, Inc.	1,495,499
310,148	Treasury Wine Estates Ltd.	1,360,236

		6,883,714

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.7% - (continued)
	Health Care Equipment & Services - 0.5%
16,055	Aetna, Inc.	$1,715,798

	Insurance - 12.1%
127,208	American International Group, Inc.	7,160,539
74,900	Arthur J Gallagher & Co.	3,582,467
242,832	MetLife, Inc.	12,454,853
152,742	Principal Financial Group, Inc.	7,808,171
74,200	Torchmark Corp.	4,163,362
93,200	Unum Group	3,183,712

		38,353,104

	Materials - 8.0%
52,320	Cabot Corp.	2,236,157
92,020	Celanese Corp. Series A	6,106,447
140,500	Constellium N.V. Class A(1)	2,580,985
106,500	Huntsman Corp.	2,454,825
100,200	Norbord, Inc.	2,021,440
112,605	Reliance Steel & Aluminum Co.	7,287,796
64,265	Rio Tinto plc ADR	2,878,429

		25,566,079

	Media - 2.0%
124,300	Quebecor, Inc. Class B	3,418,379
179,779	Sky plc	2,964,184

		6,382,563

	Pharmaceuticals, Biotechnology & Life Sciences - 9.6%
33,900	AstraZeneca plc ADR	2,321,472
4,400	Biogen, Inc.(1)	1,645,292
109,297	Bristol-Myers Squibb Co.	6,965,498
209,229	Merck & Co., Inc.	12,461,679
76,000	Mylan N.V.(1)	5,491,760
28,197	TESARO, Inc.(1)	1,535,891

		30,421,592

	Real Estate - 6.2%
43,600	American Tower Corp. REIT	4,121,508
23,195	AvalonBay Communities, Inc. REIT	3,811,866
136,300	Columbia Property Trust, Inc. REIT	3,575,149
61,227	Equity LifeStyle Properties, Inc. REIT	3,234,010
9,300	SL Green Realty Corp. REIT	1,137,948
155,595	Two Harbors Investment Corp. REIT	1,633,748
66,040	Weyerhaeuser Co. REIT	2,080,920

		19,595,149

	Retailing - 1.1%
571,800	Allstar Co.(1)(3)(4)	588,954
65,750	GNC Holdings, Inc. Class A	2,830,537

		3,419,491

	Semiconductors & Semiconductor Equipment - 1.2%
114,390	Maxim Integrated Products, Inc.	3,755,424

	Software & Services - 2.7%
128,575	Activision Blizzard, Inc.	2,933,439
10,200	Google, Inc. Class A(1)	5,597,454

		8,530,893

	Technology Hardware & Equipment - 6.1%
175,500	ARRIS Group, Inc.(1)	5,909,963
340,924	Cisco Systems, Inc.	9,828,839
2,768	Samsung Electronics Co., Ltd.	3,631,211

		19,370,013

The accompanying notes are an integral part of these financial statements.

107

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.7% - (continued)
	Telecommunication Services - 1.5%
95,900	Verizon Communications, Inc.	$4,837,196

	Transportation - 1.0%
32,405	United Parcel Service, Inc. Class B	3,257,675

	Utilities - 4.3%
176,600	Exelon Corp.	6,007,932
62,485	PG&E Corp.	3,306,706
292,529	Snam S.p.A.	1,523,825
85,925	Xcel Energy, Inc.	2,913,717

		13,752,180

	Total Common Stocks (cost $299,207,426)	$316,841,105

	Total Long-Term Investments (cost $299,207,426)	$316,841,105

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
583,263	Federated Prime Obligations Fund	$583,263

	Total Short-Term Investments (cost $583,263)	$583,263

Total Investments (cost $299,790,689)^	99.9%	$317,424,368
Other Assets and Liabilities	0.1%	384,470

Total Net Assets	100.0%	$317,808,838

The accompanying notes are an integral part of these financial statements.

108

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $300,799,389 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$31,040,186
Unrealized Depreciation	(14,415,207)

Net Unrealized Appreciation	$16,624,979

(1)	Non-income producing.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At April 30, 2015, the aggregate value of this security was $5,145, which represents 0.0% of total net assets.

(3)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	571,800	Allstar Co.	$248,744
03/2007	73,500	Solar Cayman Ltd.	21,542

			$270,286

At April 30, 2015, the aggregate value of these securities were $594,099, which represents 0.2% of total net assets.

(4)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $594,099, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
CHF	Sell	05/04/15	MSC	$162,574	$163,506	$(932)
EUR	Buy	06/17/15	RBS	2,684,114	2,749,352	65,238
EUR	Sell	06/17/15	NAB	5,133,661	5,425,673	(292,012)
EUR	Sell	06/17/15	RBS	5,118,402	5,425,674	(307,272)
GBP	Sell	06/17/15	BNP	843,707	865,446	(21,739)
GBP	Sell	06/17/15	BCLY	1,568,199	1,597,392	(29,193)
GBP	Sell	06/17/15	RBS	1,566,310	1,595,858	(29,548)
JPY	Buy	06/17/15	GSC	2,198,061	2,233,611	35,550
JPY	Sell	06/17/15	DEUT	1,100,846	1,116,805	(15,959)
JPY	Sell	06/17/15	JPM	1,100,737	1,116,805	(16,068)

Total						$(611,935)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

109

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBS	RBS Greenwich Capital

Currency Abbreviations:
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

110

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$29,574,247	$29,574,247	$—	$—
Capital Goods	25,931,274	21,936,002	3,995,272	—
Commercial & Professional Services	3,970,223	3,970,223	—	—
Consumer Durables & Apparel	6,729,956	3,512,771	3,217,185	—
Consumer Services	7,961,908	6,494,408	1,467,500	—
Diversified Financials	12,612,620	8,822,350	3,785,125	5,145
Energy	44,220,006	44,220,006	—	—
Food, Beverage & Tobacco	6,883,714	1,495,499	5,388,215	—
Health Care Equipment & Services	1,715,798	1,715,798	—	—
Insurance	38,353,104	38,353,104	—	—
Materials	25,566,079	25,566,079	—	—
Media	6,382,563	3,418,379	2,964,184	—
Pharmaceuticals, Biotechnology & Life Sciences	30,421,592	30,421,592	—	—
Real Estate	19,595,149	19,595,149	—	—
Retailing	3,419,491	2,830,537	—	588,954
Semiconductors & Semiconductor Equipment	3,755,424	3,755,424	—	—
Software & Services	8,530,893	8,530,893	—	—
Technology Hardware & Equipment	19,370,013	15,738,802	3,631,211	—
Telecommunication Services	4,837,196	4,837,196	—	—
Transportation	3,257,675	3,257,675	—	—
Utilities	13,752,180	12,228,355	1,523,825	—
Short-Term Investments	583,263	583,263	—	—

Total	$317,424,368	$290,857,752	$25,972,517	$594,099

Foreign Currency Contracts(2)	$100,788	$—	$100,788	$—

Total	$100,788	$—	$100,788	$—

Liabilities
Foreign Currency Contracts(2)	$(712,723)	$—	$(712,723)	$—

Total	$(712,723)	$—	$(712,723)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Total
Beginning balance	$490,489	$490,489
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	103,610	103,610
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$594,099	$594,099

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $103,610.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

111

Hartford Funds – Domestic Equity Funds

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Assets:
Investments in securities, at market value	$11,457,060,640	$240,226,198	$8,159,696,065
Cash	137,765	1,876	—
Cash collateral	—	317,400	—
Foreign currency on deposit with custodian	610,305	—	—
Unrealized appreciation on foreign currency contracts	308,208	—	—
Receivables:
Investment securities sold	129,423,091	483,421	33,546,195
Fund shares sold	6,242,246	2,367,765	6,067,758
Dividends and interest	18,376,513	175,211	11,267,776
Other assets	98,882	122,000	89,830

Total assets	11,612,257,650	243,693,871	8,210,667,624

Liabilities:
Unrealized depreciation on foreign currency contracts	12,078,803	—	—
Bank overdraft	—	—	—
Payables:
Investment securities purchased	150,136,464	794,610	36,367,997
Fund shares redeemed	12,708,622	346,378	10,026,051
Investment management fees	6,238,523	83,003	4,062,935
Variation margin on financial derivative instruments	—	69,364	—
Distribution fees	3,073,954	62,845	1,309,729
Distributions payable	15	—	—
Accrued expenses	1,764,253	29,981	1,099,877

Total liabilities	186,000,634	1,386,181	52,866,589

Net assets	$11,426,257,016	$242,307,690	$8,157,801,035

Summary of Net Assets:
Capital stock and paid-in-capital	$9,962,977,224	$199,471,874	$5,583,967,829
Undistributed (distributions in excess of) net investment income	12,540,315	369,139	12,468,525
Accumulated net realized gain (loss)	474,916,999	3,877,428	338,659,016
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	975,822,478	38,589,249	2,222,705,665

Net assets	$11,426,257,016	$242,307,690	$8,157,801,035

Shares authorized	1,615,000,000	450,000,000	1,000,000,000

Par value	$0.001	$0.001	$0.001

Class A: Net asset value per share	$38.69	$23.29	$25.53

Maximum offering price per share	$40.94	$24.65	$27.02

Shares outstanding	148,827,576	7,278,999	151,145,454

Net Assets	$5,758,185,207	$169,527,754	$3,859,234,310

Class B: Net asset value per share	$31.57	$21.71	$25.06

Shares outstanding	6,553,006	76,746	2,331,687

Net Assets	$206,888,958	$1,665,938	$58,443,035

Class C: Net asset value per share	$32.04	$21.65	$24.87

Shares outstanding	60,329,556	1,556,180	19,447,985

Net Assets	$1,932,773,318	$33,694,070	$483,693,972

Class I: Net asset value per share	$38.78	$23.30	$25.43

Shares outstanding	47,557,811	41,366	75,047,085

Net Assets	$1,844,472,287	$963,726	$1,908,492,174

Class R3: Net asset value per share	$41.70	$23.70	$25.78

Shares outstanding	3,195,048	27,087	3,597,625

Net Assets	$133,248,183	$642,055	$92,763,155

The accompanying notes are an integral part of these financial statements.

112

Hartford Funds – Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	The Hartford Small Company Fund	The Hartford Small/Mid Cap Equity Fund

$3,841,769,958	$4,260,873,133	$1,366,809,633	$4,756,893,955	$512,883,922	$959,039,584	$76,719,916
—	13,493	—	—	—	—	—
—	—	—	—	—	—	—
—	24	5	—	—	—	—
—	6,099	1,871	—	37	—	—

—	11,797,839	5,836,195	1,842,145	505,358	21,241,340	—
9,230,012	22,677,740	7,195,703	9,836,692	633,631	1,396,430	229,468
7,036,321	1,951,225	1,124,962	531,111	224,448	24,459	33,550
105,291	162,692	108,616	112,438	76,796	78,579	64,583

3,858,141,582	4,297,482,245	1,381,076,985	4,769,216,341	514,324,192	981,780,392	77,047,517

—	—	3,156	—	73	—	—
424	—	—	—	—	224,597	—

12,114,106	37,841,252	27,656,938	3,123,912	1,360,651	21,122,781	812,457
8,034,593	4,952,192	1,263,443	9,630,112	453,011	715,462	61,875
1,961,733	2,447,771	962,455	2,865,942	317,913	640,772	47,679
—	—	—	—	—	—	—
854,360	626,843	407,970	1,000,652	93,562	148,370	26,212
—	—	—	—	—	—	—
527,545	598,901	125,130	553,199	82,869	167,828	21,503

23,492,761	46,466,959	30,419,092	17,173,817	2,308,079	23,019,810	969,726

$3,834,648,821	$4,251,015,286	$1,350,657,893	$4,752,042,524	$512,016,113	$958,760,582	$76,077,791

$2,931,410,900	$3,428,187,033	$909,879,262	$3,380,099,967	$398,532,449	$791,697,515	$70,218,712
5,772,225	(5,847,528)	(8,152,403)	(5,041,381)	(706,364)	(2,696,391)	298,912
134,542,413	252,620,015	73,198,703	207,853,128	17,060,104	69,669,672	(4,276,248)
762,923,283	576,055,766	375,732,331	1,169,130,810	97,129,924	100,089,786	9,836,415

$3,834,648,821	$4,251,015,286	$1,350,657,893	$4,752,042,524	$512,016,113	$958,760,582	$76,077,791

600,000,000	23,750,000,000	500,000,000	760,000,000	500,000,000	500,000,000	950,000,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$19.00	$39.96	$38.24	$26.25	$15.69	$21.37	$13.05

$20.11	$42.29	$40.47	$27.78	$16.60	$22.61	$13.81

101,409,021	41,625,899	20,493,623	77,402,699	15,153,929	17,446,290	4,345,616

$1,927,191,358	$1,663,573,791	$783,667,790	$2,032,107,581	$237,708,694	$372,855,956	$56,716,432

$19.01	$28.70	$33.16	$20.06	$13.71	$16.72	$12.29

921,979	702,236	265,439	1,392,535	136,716	236,408	197,346

$17,531,104	$20,152,326	$8,801,368	$27,931,580	$1,874,305	$3,951,845	$2,424,515

$18.92	$28.96	$33.45	$20.64	$13.65	$16.68	$12.12

25,514,983	10,178,502	7,346,711	28,782,160	3,160,657	2,368,259	1,155,852

$482,759,482	$294,725,944	$245,745,351	$594,013,426	$43,133,766	$39,511,250	$14,012,587

$18.93	$41.20	$39.45	$26.70	$15.78	$22.10	$13.06

48,342,681	47,807,695	5,119,963	24,595,897	2,207,769	3,231,077	7,463

$914,952,575	$1,969,532,572	$201,967,497	$656,813,093	$34,830,922	$71,400,056	$97,441

$19.02	$40.45	$39.28	$29.01	$16.44	$22.96	$13.40

3,326,977	899,334	1,405,113	2,443,300	556,640	1,769,212	54,846

$63,284,862	$36,378,442	$55,187,812	$70,881,435	$9,153,412	$40,616,290	$734,749

The accompanying notes are an integral part of these financial statements.

113

Hartford Funds – Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Class R4: Net asset value per share	$42.66	$23.95	$25.92

Shares outstanding	4,342,650	131,978	6,087,298

Net Assets	$185,254,064	$3,160,665	$157,781,824

Class R5: Net asset value per share	$43.38	$23.45	$25.99

Shares outstanding	1,269,378	969,243	9,343,411

Net Assets	$55,059,464	$22,733,161	$242,869,003

Class R6: Net asset value per share	$43.57	$23.52	$26.01

Shares outstanding	242	425	396

Net Assets	$10,546	$9,998	$10,294

Class Y: Net asset value per share	$43.56	$23.53	$26.01

Shares outstanding	30,078,646	421,244	52,085,942

Net Assets	$1,310,364,989	$9,910,323	$1,354,513,268

Cost of investments	$10,469,087,956	$201,608,869	$5,936,990,400
Cost of foreign currency on deposit with custodian	$595,610	$—	$—

The accompanying notes are an integral part of these financial statements.

114

Hartford Funds – Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	The Hartford Small Company Fund	The Hartford Small/Mid Cap Equity Fund
$19.05	$41.77	$40.52	$29.69	$16.60	$23.85	$13.43

4,132,911	1,421,770	1,048,878	4,462,395	739,334	2,895,171	39,731

$78,711,715	$59,382,857	$42,499,013	$132,480,494	$12,272,682	$69,036,199	$533,590

$19.12	$42.90	$41.66	$30.10	$16.74	$24.65	$13.48

5,036,331	2,640,334	114,850	4,809,165	454,910	448,535	17,048

$96,291,510	$113,282,783	$4,784,436	$144,778,239	$7,614,760	$11,055,573	$229,801

$19.15	$43.32	$—	$30.27	$—	$25.00	$—

1,169	254	—	29,553	—	416	—

$22,392	$11,004	$—	$894,612	$—	$10,402	$—

$19.15	$43.31	$41.95	$30.26	$16.77	$24.99	$13.47

13,256,341	2,169,959	190,798	36,089,979	9,865,323	14,018,515	98,664

$253,903,823	$93,975,567	$8,004,626	$1,092,142,064	$165,427,572	$350,323,011	$1,328,676

$3,078,844,450	$3,684,809,554	$991,073,110	$3,587,763,145	$415,750,923	$858,949,795	$66,883,501
$—	$23	$5	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

115

Hartford Funds – Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

	The Hartford SmallCap Growth Fund	The Hartford Value Opportunities Fund
Assets:
Investments in securities, at market value	$1,016,502,756	$317,424,368
Cash	18,543	38,974
Unrealized appreciation on foreign currency contracts	—	100,788
Receivables:
Investment securities sold	4,522,500	1,335,029
Fund shares sold	3,188,056	127,915
Dividends and interest	138,687	378,133
Other assets	106,188	65,373

Total assets	1,024,476,730	319,470,580

Liabilities:
Unrealized depreciation on foreign currency contracts	—	712,723
Payables:
Investment securities purchased	9,000,529	105,754
Fund shares redeemed	749,822	511,728
Investment management fees	614,578	182,570
Distribution fees	127,365	78,543
Accrued expenses	95,604	70,424

Total liabilities	10,587,898	1,661,742

Net assets	$1,013,888,832	$317,808,838

Summary of Net Assets:
Capital stock and paid-in-capital	$845,710,632	$291,876,823
Undistributed (distributions in excess of) net investment income	176,849	1,694,939
Accumulated net realized gain (loss)	41,244,945	7,215,830
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	126,756,406	17,021,246

Net assets	$1,013,888,832	$317,808,838

Shares authorized	27,000,000,000	27,000,000,000

Par value	$0.001	$0.001

Class A: Net asset value per share	$50.37	$19.87

Maximum offering price per share	$53.30	$21.03

Shares outstanding	5,244,491	11,525,302

Net Assets	$264,166,023	$229,000,133

Class B: Net asset value per share	$40.97	$17.59

Shares outstanding	52,715	162,998

Net Assets	$2,159,969	$2,867,006

Class C: Net asset value per share	$40.63	$17.47

Shares outstanding	1,294,035	1,710,991

Net Assets	$52,577,087	$29,890,424

Class I: Net asset value per share	$51.45	$19.63

Shares outstanding	3,765,105	1,736,023

Net Assets	$193,715,940	$34,075,634

Class R3: Net asset value per share	$50.42	$20.08

Shares outstanding	312,603	199,942

Net Assets	$15,761,105	$4,014,951

Class R4: Net asset value per share	$51.72	$20.27

Shares outstanding	1,394,292	659,429

Net Assets	$72,109,788	$13,366,149

The accompanying notes are an integral part of these financial statements.

116

Hartford Funds – Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

	The Hartford SmallCap Growth Fund	The Hartford Value Opportunities Fund
Class R5: Net asset value per share	$53.17	$20.40

Shares outstanding	1,938,195	133,317

Net Assets	$103,045,694	$2,719,659

Class R6: Net asset value per share	$53.59	$—

Shares outstanding	201	—

Net Assets	$10,786	$—

Class Y: Net asset value per share	$53.59	$20.45

Shares outstanding	5,791,455	91,689

Net Assets	$310,342,440	$1,874,882

Cost of investments	$889,746,350	$299,790,689

The accompanying notes are an integral part of these financial statements.

117

Hartford Funds – Domestic Equity Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Investment Income:
Dividends	$87,691,049	$1,448,451	$98,444,868
Interest	65,886	1,893	94,885
Less: Foreign tax withheld	(1,896,786)	(1,922)	(763,107)

Total investment income, net	85,860,149	1,448,422	97,776,646

Expenses:
Investment management fees	37,492,519	578,328	24,355,146
Administrative services fees
Class R3	132,858	598	91,480
Class R4	138,320	1,343	116,351
Class R5	27,871	1,094	116,289
Transfer agent fees
Class A	3,715,071	117,195	2,249,160
Class B	313,930	4,864	106,266
Class C	1,070,453	13,635	251,905
Class I	1,057,318	2	1,543,191
Class R3	5,906	156	3,111
Class R4	1,695	72	1,071
Class R5	390	64	543
Class R6	—	—	—
Class Y	9,951	21	10,625
Distribution fees
Class A	7,095,462	182,313	4,742,385
Class B	1,182,184	9,044	335,168
Class C	9,641,013	130,524	2,367,507
Class R3	332,142	1,494	228,699
Class R4	230,533	2,239	193,917
Custodian fees	79,541	1,586	10,414
Registration and filing fees	175,865	60,117	173,332
Accounting services fees	867,828	14,661	531,114
Board of Directors’ fees	153,474	2,132	102,650
Audit fees	48,264	5,950	33,374
Other expenses	844,027	19,302	536,735

Total expenses (before waivers and fees paid indirectly)	64,616,615	1,146,734	38,100,433
Expense waivers	—	(13,750)	—
Management fee waivers	(205)	(50,364)	—
Transfer agent fee waivers	—	(2,149)	(5,578)
Commission recapture	(121,838)	(1,188)	(25,937)
Custodian fee offset	(163)	—	—

Total waivers and fees paid indirectly	(122,206)	(67,451)	(31,515)

Total expenses, net	64,494,409	1,079,283	38,068,918

Net Investment Income (Loss)	21,365,740	369,139	59,707,728

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	446,247,698	4,157,694	389,740,467
Net realized gain (loss) on futures contracts	—	42,716	—
Net realized gain (loss) on foreign currency contracts	73,701,092	—	(989)
Net realized gain (loss) on other foreign currency transactions	(1,704,367)	—	(16,159)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	518,244,423	4,200,410	389,723,319

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	123,670,056	7,206,298	(137,207,423)
Net unrealized appreciation (depreciation) of future contracts	—	(239,681)	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(38,069,909)	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(236,181)	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	85,363,966	6,966,617	(137,207,423)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	603,608,389	11,167,027	252,515,896

Net Increase (Decrease) in Net Assets Resulting from Operations	$624,974,129	$11,536,166	$312,223,624

The accompanying notes are an integral part of these financial statements.

118

Hartford Funds – Domestic Equity Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2015 (Unaudited)

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	The Hartford Small Company Fund	The Hartford Small/Mid Cap Equity Fund

$56,303,403	$15,311,152	$4,570,165	$20,185,630	$3,209,925	$2,795,322	$864,157
6,028	15,998	16,430	6,926	1,560	4,869	315
(1,075,192)	(401,530)	(35,954)	(143,722)	(47,833)	(4,632)	(640)

55,234,239	14,925,620	4,550,641	20,048,834	3,163,652	2,795,559	863,832

11,784,991	13,847,407	5,072,082	16,412,822	1,859,867	3,689,148	275,665

60,046	32,294	48,074	62,747	9,626	46,632	681
57,716	41,474	27,195	86,736	7,765	50,764	398
46,925	54,003	1,714	64,231	2,914	4,684	106

1,109,095	963,681	392,550	1,267,285	208,790	459,736	50,756
24,527	31,480	13,131	39,435	4,676	9,497	4,860
204,265	144,072	104,189	301,388	32,862	35,439	12,741
525,778	1,430,248	85,897	454,718	23,758	89,439	2
1,568	1,541	879	2,607	624	1,303	140
912	497	307	1,653	216	567	40
771	403	174	739	177	891	7
1	—	—	1	—	—	—
1,858	543	49	8,455	1,277	2,615	5

2,396,821	1,949,306	864,896	2,428,340	284,656	452,175	68,510
24,501	106,919	52,967	142,864	10,083	21,886	14,177
2,362,885	1,326,855	1,048,966	2,815,758	209,464	193,789	68,604
150,113	80,734	120,185	156,867	24,066	116,580	1,702
96,193	69,123	45,325	144,560	12,942	84,607	664
11,951	12,059	4,810	10,116	3,422	2,381	446
145,722	94,189	77,914	120,423	54,120	66,154	40,216
228,363	235,274	82,258	272,879	34,771	65,398	5,146
44,630	38,680	11,175	51,573	6,446	12,398	1,488
21,088	19,194	9,249	22,092	10,910	8,448	5,702
256,243	332,838	66,090	286,761	36,494	90,161	10,633

19,556,963	20,812,814	8,130,076	25,155,050	2,839,926	5,504,692	562,689
—	—	—	—	—	—	—
—	(435)	—	—	(42)	(529)	(23,213)
(1)	—	—	(1)	(1,646)	(2,915)	(600)
(7,380)	(39,185)	(2,939)	(64,833)	(1,834)	(15,287)	—
—	(46)	—	(1)	—	—	—

(7,381)	(39,666)	(2,939)	(64,835)	(3,522)	(18,731)	(23,813)

19,549,582	20,773,148	8,127,137	25,090,215	2,836,404	5,485,961	538,876

35,684,657	(5,847,528)	(3,576,496)	(5,041,381)	327,248	(2,690,402)	324,956

142,757,161	253,710,222	76,217,756	214,554,611	20,122,627	72,515,233	1,315,456
—	—	—	—	—	—	—
56,581	191,933	1,318,903	25,998	28,617	(2,312)	(8)
(122,644)	(286,827)	70,878	(25,359)	(42,444)	3,021	(57)

142,691,098	253,615,328	77,607,537	214,555,250	20,108,800	72,515,942	1,315,391

(45,356,461)	153,626,835	47,633,591	72,919,498	9,851,033	(37,591,241)	1,405,388
—	—	—	—	—	—	—
—	6,099	(698,754)	—	(3,142)	—	—
47,411	12,146	38,208	—	3,254	3	—

(45,309,050)	153,645,080	46,973,045	72,919,498	9,851,145	(37,591,238)	1,405,388

97,382,048	407,260,408	124,580,582	287,474,748	29,959,945	34,924,704	2,720,779

$133,066,705	$401,412,880	$121,004,086	$282,433,367	$30,287,193	$32,234,302	$3,045,735

The accompanying notes are an integral part of these financial statements.

119

Hartford Funds – Domestic Equity Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	The Hartford SmallCap Growth Fund	The Hartford Value Opportunities Fund
Investment Income:
Dividends	$4,864,667	$3,766,842
Interest	4,992	280
Less: Foreign tax withheld	(12,057)	(74,842)

Total investment income, net	4,857,602	3,692,280

Expenses:
Investment management fees	3,263,132	1,122,693
Administrative services fees
Class R3	12,834	4,160
Class R4	45,735	9,791
Class R5	39,250	1,338
Transfer agent fees
Class A	259,177	190,294
Class B	5,548	8,077
Class C	34,609	21,045
Class I	122,008	24,303
Class R3	1,321	628
Class R4	1,019	314
Class R5	639	115
Class R6	—	—
Class Y	1,875	14
Distribution fees
Class A	331,193	284,508
Class B	12,655	16,767
Class C	246,837	151,316
Class R3	32,085	10,400
Class R4	76,225	16,318
Custodian fees	1,473	2,132
Registration and filing fees	64,197	83,729
Accounting services fees	73,004	22,455
Board of Directors’ fees	8,211	3,447
Audit fees	8,305	6,291
Other expenses	46,013	28,658

Total expenses (before waivers and fees paid indirectly)	4,687,345	2,008,793
Management fee waivers	—	(6,198)
Transfer agent fee waivers	(1,747)	(3,040)
Commission Recapture	(4,845)	(2,163)

Total waivers and fees paid indirectly	(6,592)	(11,401)

Total expenses, net	4,680,753	1,997,392

Net Investment Income (Loss)	176,849	1,694,888

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	43,891,846	11,803,577
Net realized gain (loss) on foreign currency contracts	—	2,749,860
Net realized gain (loss) on other foreign currency transactions	—	9,743

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	43,891,846	14,563,180

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	26,064,502	676,417
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(804,586)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	1,000	6,292

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	26,065,502	(121,877)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	69,957,348	14,441,303

Net Increase (Decrease) in Net Assets Resulting from Operations	$70,134,197	$16,136,191

The accompanying notes are an integral part of these financial statements.

120

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121

Hartford Funds – Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$21,365,740	$50,868,498
Net realized gain (loss) on investments and foreign currency transactions	518,244,423	2,980,354,356
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	85,363,966	(1,614,403,702)

Net Increase (Decrease) in Net Assets Resulting from Operations	624,974,129	1,416,819,152

Distributions to Shareholders:
From net investment income
Class A	(19,537,281)	(16,001,170)
Class B	—	—
Class C	—	—
Class I	(12,661,018)	(10,300,170)
Class R3	—	—
Class R4	(519,713)	(464,998)
Class R5	(315,576)	(213,294)
Class R6	(67)	—
Class Y	(8,488,733)	(8,225,936)

Total from net investment income	(41,522,388)	(35,205,568)

From net realized gain on investments
Class A	(1,455,382,995)	(234,951,270)
Class B	(75,893,189)	(17,286,916)
Class C	(574,029,617)	(89,366,852)
Class I	(529,434,316)	(80,991,091)
Class R3	(32,300,323)	(5,105,467)
Class R4	(44,038,113)	(6,898,026)
Class R5	(12,968,848)	(5,136,346)
Class R6	(2,313)	—
Class Y	(295,123,770)	(49,495,789)

Total from net realized gain on investments	(3,019,173,484)	(489,231,757)

Total distributions	(3,060,695,872)	(524,437,325)

Capital Share Transactions:
Sold	559,981,656	1,335,640,072
Issued in merger	—	—
Issued on reinvestment of distributions	2,695,759,860	455,606,808
Redeemed	(1,311,997,243)	(2,712,553,219)

Net increase (decrease) from capital share transactions	1,943,744,273	(921,306,339)

Net Increase (Decrease) in Net Assets	(491,977,470)	(28,924,512)

Net Assets:
Beginning of period	11,918,234,486	11,947,158,998

End of period	$11,426,257,016	$11,918,234,486

Undistributed (distributions in excess of) net investment income	$12,540,315	$32,696,963

The accompanying notes are an integral part of these financial statements.

122

Hartford Funds – Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

Hartford Core Equity Fund		The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund		The Hartford Growth Opportunities Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014

$369,139	$90,399	$59,707,728	$116,110,624	$35,684,657	$64,988,401	$(5,847,528)	$(8,384,153)
4,200,410	25,809,219	389,723,319	694,232,925	142,691,098	104,327,898	253,615,328	672,216,540
6,966,617	(3,975,293)	(137,207,423)	365,333,597	(45,309,050)	236,186,569	153,645,080	(128,045,320)

11,536,166	21,924,325	312,223,624	1,175,677,146	133,066,705	405,502,868	401,412,880	535,787,067

—	(322,556)	(26,273,245)	(51,845,040)	(16,903,154)	(34,679,873)	—	—
—	—	(134,973)	(411,664)	(154,981)	(403,742)	—	—
—	—	(1,666,623)	(3,223,682)	(2,552,931)	(4,614,778)	—	—
—	—	(14,980,354)	(28,595,496)	(9,371,478)	(16,809,435)	—	—
—	(653)	(468,840)	(961,226)	(433,421)	(800,283)	—	—
—	—	(1,024,978)	(2,078,620)	(674,876)	(1,339,427)	—	—
(10,900)	(1,455)	(1,886,914)	(3,612,657)	(946,044)	(1,654,891)	—	—
—	—	(86)	—	(112)	—	—	—
(79,362)	(15,450)	(11,403,306)	(25,884,014)	(2,565,305)	(4,604,485)	—	—

(90,262)	(340,114)	(57,839,319)	(116,612,399)	(33,602,302)	(64,906,914)	—	—

(1,708,044)	—	(319,566,759)	(224,788,404)	(52,367,058)	(55,602,450)	(263,434,988)	(38,220,366)
(25,536)	—	(6,141,424)	(6,351,007)	(571,688)	(824,023)	(4,960,981)	(1,169,528)
(305,170)	—	(40,699,299)	(27,381,233)	(12,820,307)	(10,991,047)	(57,331,100)	(8,748,014)
—	—	(159,438,841)	(103,448,364)	(25,565,543)	(20,986,994)	(295,776,038)	(49,465,635)
(6,893)	—	(7,630,510)	(5,497,739)	(1,610,943)	(1,526,759)	(5,335,475)	(960,410)
(20,981)	—	(12,877,938)	(9,020,385)	(2,086,941)	(2,091,645)	(9,014,113)	(1,636,154)
(4,732)	—	(18,791,192)	(12,871,286)	(2,537,076)	(2,344,450)	(17,052,786)	(761,916)
—	—	(825)	—	(270)	—	(1,642)	—
(33,979)	—	(110,478,069)	(101,247,140)	(6,421,509)	(5,213,540)	(11,356,544)	(2,123,074)

(2,105,335)	—	(675,624,857)	(490,605,558)	(103,981,335)	(99,580,908)	(664,263,667)	(103,085,097)

(2,195,597)	(340,114)	(733,464,176)	(607,217,957)	(137,583,637)	(164,487,822)	(664,263,667)	(103,085,097)

98,477,908	25,912,117	487,373,162	964,760,686	403,865,370	1,156,827,678	642,234,483	668,932,406
—	—	—	—	—	—	—	673,257,083
2,146,390	336,012	711,298,962	587,189,060	130,636,856	155,386,346	586,610,242	86,376,670
(19,891,012)	(20,231,264)	(643,942,718)	(1,664,066,120)	(493,882,189)	(866,664,228)	(472,747,335)	(722,897,879)

80,733,286	6,016,865	554,729,406	(112,116,374)	40,620,037	445,549,796	756,097,390	705,668,280

90,073,855	27,601,076	133,488,854	456,342,815	36,103,105	686,564,842	493,246,603	1,138,370,250

152,233,835	124,632,759	8,024,312,181	7,567,969,366	3,798,545,716	3,111,980,874	3,757,768,683	2,619,398,433

$242,307,690	$152,233,835	$8,157,801,035	$8,024,312,181	$3,834,648,821	$3,798,545,716	$4,251,015,286	$3,757,768,683

$369,139	$90,262	$12,468,525	$10,600,116	$5,772,225	$3,689,870	$(5,847,528)	$—

The accompanying notes are an integral part of these financial statements.

123

Hartford Funds – Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Healthcare Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$(3,576,496)	$(4,292,877)
Net realized gain (loss) on investments and foreign currency transactions	77,607,537	84,118,699
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	46,973,045	136,776,461

Net Increase (Decrease) in Net Assets Resulting from Operations	121,004,086	216,602,283

Distributions to Shareholders:
From net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	—	—

Total from net investment income	—	—

From net realized gain on investments
Class A	(41,859,286)	—
Class B	(851,671)	—
Class C	(14,037,691)	—
Class I	(9,319,309)	—
Class R3	(2,814,540)	—
Class R4	(2,016,864)	—
Class R5	(166,891)	—
Class R6	—	—
Class Y	(387,225)	—

Total from net realized gain on investments	(71,453,477)	—

Total distributions	(71,453,477)	—

Capital Share Transactions:
Sold	330,518,084	274,644,488
Issued on reinvestment of distributions	67,149,489	—
Redeemed	(99,320,481)	(162,205,793)

Net increase from capital share transactions	298,347,092	112,438,695

Net Increase (Decrease) in Net Assets	347,897,701	329,040,978

Net Assets:
Beginning of period	1,002,760,192	673,719,214

End of period	$1,350,657,893	$1,002,760,192

Undistributed (distributions in excess of) net investment income	$(8,152,403)	$(4,575,907)

The accompanying notes are an integral part of these financial statements.

124

Hartford Funds – Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford MidCap Fund		The Hartford MidCap Value Fund		The Hartford Small Company Fund		The Hartford Small/Mid Cap Equity Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014

$(5,041,381)	$(15,529,400)	$327,248	$1,346,375	$(2,690,402)	$(7,705,686)	$324,956	$412,547
214,555,250	446,237,024	20,108,800	52,760,953	72,515,942	152,516,529	1,315,391	8,712,224
72,919,498	143,809,565	9,851,145	(1,011,084)	(37,591,238)	(30,164,247)	1,405,388	(2,924,367)

282,433,367	574,517,189	30,287,193	53,096,244	32,234,302	114,646,596	3,045,735	6,200,404

—	—	(341,861)	—	—	—	(357,551)	(566,365)
—	—	—	—	—	—	—	(12,196)
—	—	—	—	—	—	—	(67,266)
—	—	(187,954)	—	—	—	—	—
—	—	—	—	—	—	(3,127)	(6,845)
—	—	(23,807)	—	—	—	(4,294)	(1,878)
—	—	(27,078)	—	—	—	(2,126)	(2,398)
—	—	(899,001)	—	—	—	(8,040)	(3,280)

—	—	(1,479,701)	—	—	—	(375,138)	(660,228)

(184,194,904)	(143,567,186)	(25,023,718)	(19,547,732)	(58,246,001)	(36,374,051)	(4,979,568)	(6,822,827)
(3,556,326)	(3,118,365)	(263,547)	(286,591)	(924,635)	(767,167)	(295,991)	(585,834)
(65,661,987)	(44,515,881)	(5,248,502)	(3,955,390)	(7,686,853)	(5,032,180)	(1,353,083)	(1,749,811)
(54,161,721)	(21,758,465)	(4,062,792)	(1,835,803)	(9,826,479)	(4,446,788)	—	—
(5,156,865)	(3,447,459)	(1,112,176)	(483,560)	(9,236,016)	(6,038,821)	(57,213)	(76,759)
(8,609,977)	(5,329,645)	(997,104)	(470,894)	(9,918,854)	(6,816,923)	(47,142)	(22,229)
(9,910,109)	(6,407,783)	(545,519)	(124,254)	(1,227,471)	(866,941)	(18,490)	(21,741)
(858)	—	—	—	(1,449)	—	—	—
(93,055,770)	(61,071,195)	(17,186,601)	(13,320,892)	(48,355,024)	(32,103,165)	(66,839)	(28,808)

(424,308,517)	(289,215,979)	(54,439,959)	(40,025,116)	(145,422,782)	(92,446,036)	(6,818,326)	(9,308,009)

(424,308,517)	(289,215,979)	(55,919,660)	(40,025,116)	(145,422,782)	(92,446,036)	(7,193,464)	(9,968,237)

632,304,968	895,531,427	52,168,818	134,173,170	122,624,914	211,673,572	7,526,156	11,133,101
408,459,675	278,270,487	53,690,386	38,395,611	144,047,378	91,028,425	6,960,461	9,642,148
(501,935,974)	(825,802,905)	(61,281,253)	(121,433,682)	(125,280,173)	(251,657,714)	(7,259,245)	(13,217,198)

538,828,669	347,999,009	44,577,951	51,135,099	141,392,119	51,044,283	7,227,372	7,558,051

396,953,519	633,300,219	18,945,484	64,206,227	28,203,639	73,244,843	3,079,643	3,790,218

4,355,089,005	3,721,788,786	493,070,629	428,864,402	930,556,943	857,312,100	72,998,148	69,207,930

$4,752,042,524	$4,355,089,005	$512,016,113	$493,070,629	$958,760,582	$930,556,943	$76,077,791	$72,998,148

$(5,041,381)	$—	$(706,364)	$446,089	$(2,696,391)	$(5,988)	$298,912	$349,094

The accompanying notes are an integral part of these financial statements.

125

Hartford Funds – Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford SmallCap Growth Fund		The Hartford Value Opportunities Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$176,849	$(2,525,339)	$1,694,888	$2,312,930
Net realized gain (loss) on investments and foreign currency transactions	43,891,846	34,489,381	14,563,180	52,309,127
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	26,065,502	16,020,575	(121,877)	(31,261,613)

Net Increase (Decrease) in Net Assets Resulting from Operations	70,134,197	47,984,617	16,136,191	23,360,444

Distributions to Shareholders:
From net investment income
Class A	—	—	(1,586,036)	(539,189)
Class C	—	—	(73,183)	—
Class I	—	—	(411,176)	(62,002)
Class R3	—	—	(17,676)	(5,573)
Class R4	—	—	(93,078)	(37,182)
Class R5	—	—	(22,409)	(12,015)
Class Y	—	—	(18,003)	(9,555)

Total from net investment income	—	—	(2,221,561)	(665,516)

From net realized gain on investments
Class A	(10,378,573)	(16,173,027)	(16,110,192)	—
Class B	(136,204)	(370,441)	(287,477)	—
Class C	(2,398,611)	(2,972,321)	(2,411,601)	—
Class I	(5,567,530)	(5,150,957)	(2,996,924)	—
Class R3	(438,934)	(614,561)	(296,248)	—
Class R4	(2,115,375)	(1,380,290)	(882,937)	—
Class R5	(2,053,035)	(539,105)	(178,838)	—
Class R6	(409)	—	—	—
Class Y	(9,827,589)	(8,596,000)	(125,553)	—

Total from net realized gain on investments	(32,916,260)	(35,796,702)	(23,289,770)	—

Total distributions	(32,916,260)	(35,796,702)	(25,511,331)	(665,516)

Capital Share Transactions:
Sold	387,650,602	374,600,255	16,524,328	113,944,029
Issued in merger	—	—	—	171,919,133
Issued on reinvestment of distributions	30,936,318	34,386,103	24,146,676	654,118
Redeemed	(151,953,598)	(197,615,600)	(53,719,506)	(121,783,239)

Net increase (decrease) from capital share transactions	266,633,322	211,370,758	(13,048,502)	164,734,041

Net Increase (Decrease) in Net Assets	303,851,259	223,558,673	(22,423,642)	187,428,969

Net Assets:
Beginning of period	710,037,573	486,478,900	340,232,480	152,803,511

End of period	$1,013,888,832	$710,037,573	$317,808,838	$340,232,480

Undistributed (distributions in excess of) net investment income	$176,849	$—	$1,694,939	$2,221,612

The accompanying notes are an integral part of these financial statements.

126

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements

April 30, 2015

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies” and each a “Company”) are each an open-end management investment company comprised of forty-two and four series, respectively, as of April 30, 2015. The financial statements for certain other series of the Companies are presented in separate reports. The following series (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (formerly The Hartford Disciplined Equity Fund) (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

The Hartford SmallCap Growth Fund (the “SmallCap Growth Fund”)

The Hartford Value Opportunities Fund (the “Value Opportunities Fund”)

Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, Financial Services – Investment Companies.

Each Fund offers Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares. Effective November 7, 2014, Capital Appreciation Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, MidCap Fund, Small Company Fund and SmallCap Growth Fund began offering Class R6 shares. Effective March 31, 2015, Core Equity Fund began offering Class I and Class R6 shares and Small/Mid Cap Equity Fund began offering Class I shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in

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accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of each Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that each Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which each Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by each Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Funds may use fair valuation in regard to fixed income investments when the Funds hold defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of certain Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Funds.

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April 30, 2015

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Company’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s subadviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

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April 30, 2015

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, certain Funds will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Funds do not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – Each Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Funds’ shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by each Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts note).

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April 30, 2015

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Funds to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of April 30, 2015.

b)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Certain Funds may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by each Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2015.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – Each Fund may enter into foreign currency contracts that obligate the Funds to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

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April 30, 2015

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of April 30, 2015.

b)	Futures Contracts – Each Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, the Funds seek to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2015.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. Each Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding purchased option contracts as of April 30, 2015. The Funds had no outstanding written option contracts as of April 30, 2015. There were no transactions involving written option contracts during the six-month period ended April 30, 2015.

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April 30, 2015

d)	Additional Derivative Instrument Information:

Capital Appreciation Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$308,208	$—	$—	$—	$—	$308,208

Total	$—	$308,208	$—	$—	$—	$—	$308,208

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$12,078,803	$—	$—	$—	$—	$12,078,803

Total	$—	$12,078,803	$—	$—	$—	$—	$12,078,803

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$73,701,092	$—	$—	$—	$—	$73,701,092

Total	$—	$73,701,092	$—	$—	$—	$—	$73,701,092

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(38,069,909)	$—	$—	$—	$—	$(38,069,909)

Total	$—	$(38,069,909)	$—	$—	$—	$—	$(38,069,909)

Core Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$28,080	$—	$—	$28,080

Total	$—	$—	$—	$28,080	$—	$—	$28,080

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

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April 30, 2015

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$—	$—	$—	$42,716	$—	$—	$42,716

Total	$—	$—	$—	$42,716	$—	$—	$42,716

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$—	$—	$—	$(239,681)	$—	$—	$(239,681)

Total	$—	$—	$—	$(239,681)	$—	$—	$(239,681)

Dividend and Growth Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(989)	$—	$—	$—	$—	$(989)

Total	$—	$(989)	$—	$—	$—	$—	$(989)

Equity Income Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$56,581	$—	$—	$—	$—	$56,581

Total	$—	$56,581	$—	$—	$—	$—	$56,581

Growth Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$6,099	$—	$—	$—	$—	$6,099

Total	$—	$6,099	$—	$—	$—	$—	$6,099

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

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April 30, 2015

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$191,933	$—	$—	$—	$—	$191,933

Total	$—	$191,933	$—	$—	$—	$—	$191,933

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$6,099	$—	$—	$—	$—	$6,099

Total	$—	$6,099	$—	$—	$—	$—	$6,099

Healthcare Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,871	$—	$—	$—	$—	$1,871

Total	$—	$1,871	$—	$—	$—	$—	$1,871

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3,156	$—	$—	$—	$—	$3,156

Total	$—	$3,156	$—	$—	$—	$—	$3,156

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$1,318,903	$—	$—	$—	$—	$1,318,903

Total	$—	$1,318,903	$—	$—	$—	$—	$1,318,903

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(698,754)	$—	$—	$—	$—	$(698,754)

Total	$—	$(698,754)	$—	$—	$—	$—	$(698,754)

MidCap Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$25,998	$—	$—	$—	$—	$25,998

Total	$—	$25,998	$—	$—	$—	$—	$25,998

135

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

MidCap Value Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$37	$—	$—	$—	$—	$37

Total	$—	$37	$—	$—	$—	$—	$37

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$73	$—	$—	$—	$—	$73

Total	$—	$73	$—	$—	$—	$—	$73

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$28,617	$—	$—	$—	$—	$28,617

Total	$—	$28,617	$—	$—	$—	$—	$28,617

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(3,142)	$—	$—	$—	$—	$(3,142)

Total	$—	$(3,142)	$—	$—	$—	$—	$(3,142)

Small Company Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(2,312)	$—	$—	$—	$—	$(2,312)

Total	$—	$(2,312)	$—	$—	$—	$—	$(2,312)

Small/Mid Cap Equity Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(8)	$—	$—	$—	$—	$(8)

Total	$—	$(8)	$—	$—	$—	$—	$(8)

136

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

Value Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$100,788	$—	$—	$—	$—	$100,788

Total	$—	$100,788	$—	$—	$—	$—	$100,788

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$712,723	$—	$—	$—	$—	$712,723

Total	$—	$712,723	$—	$—	$—	$—	$712,723

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$2,749,860	$—	$—	$—	$—	$2,749,860

Total	$—	$2,749,860	$—	$—	$—	$—	$2,749,860

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(804,586)	$—	$—	$—	$—	$(804,586)

Total	$—	$(804,586)	$—	$—	$—	$—	$(804,586)

e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Funds’ custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of the Funds, or liabilities or payment obligations of the clearing brokers to the Funds, against any liabilities or payment obligations of the Funds to the clearing brokers. The Funds are required to deposit financial collateral (including cash collateral) at the Funds’ custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2015:

Capital Appreciation Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	308,208	(12,078,803)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	308,208	(12,078,803)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	308,208	(12,078,803)

137

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Notes to Financial Statements – (continued)

April 30, 2015

Capital Appreciation Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Deutsche Bank Securities, Inc.	55,516	(55,516)	—	—	—
Goldman Sachs & Co.	91,041	(23,138)	—	—	67,903
HSBC Bank USA	5,903	(2,697)	—	—	3,206
RBS Greenwich Capital	152,898	(152,898)	—	—	—
Toronto-Dominion Bank	206	—	—	—	206
Westpac International	2,644	(2,644)	—	—	—

Total	308,208	(236,893)	—	—	71,315

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Barclays	(74,735)	—	—	—	(74,735)
BNP Paribas Securities Services	(60,206)	—	—	—	(60,206)
Deutsche Bank Securities, Inc.	(1,430,237)	55,516	—	—	(1,374,721)
Goldman Sachs & Co.	(23,138)	23,138	—	—	—
HSBC Bank USA	(2,697)	2,697	—	—	—
JP Morgan Chase & Co.	(1,432,340)	—	—	—	(1,432,340)
National Australia Bank Limited	(4,372,743)	—	—	—	(4,372,743)
RBS Greenwich Capital	(4,676,873)	152,898	—	—	(4,523,975)
Westpac International	(5,834)	2,644	—	—	(3,190)

Total	(12,078,803)	236,893	—	—	(11,841,910)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Core Equity Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures contracts	—	(28,080)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(28,080)

Derivatives not subject to a MNA	—	28,080

Healthcare Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	1,871	(3,156)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,871	(3,156)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	1,871	(3,156)

Healthcare Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Toronto-Dominion Bank	240	—	—	—	240
UBS AG	7	—	—	—	7
Westpac International	1,624	—	—	—	1,624

Total	1,871	—	—	—	1,871

138

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Deutsche Bank Securities, Inc.	(2,652)	—	—	—	(2,652)
Morgan Stanley	(504)	—	—	—	(504)

Total	(3,156)	—	—	—	(3,156)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

MidCap Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Derivatives not subject to a master netting agreement or similar agreements (“MNA”)	—	—

MidCap Value Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	37	(73)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	37	(73)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	37	(73)

MidCap Value Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Westpac International	37	—	—	—	37

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Commonwealth Bank of Australia	(48)	—	—	—	(48)
Deutsche Bank Securities, Inc.	(25)	—	—	—	(25)

Total	(73)	—	—	—	(73)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Growth Opportunities Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	6,099	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	6,099	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	6,099	—

Growth Opportunities Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Deutsche Bank Securities, Inc.	1,832	—	—	—	1,832
HSBC Bank USA	4,267	—	—	—	4,267

Total	6,099	—	—	—	6,099

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

139

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Notes to Financial Statements – (continued)

April 30, 2015

Value Opportunities Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	100,788	(712,723)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	100,788	(712,723)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	100,788	(712,723)

Value Opportunities Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Goldman Sachs & Co.	35,550	—	—	—	35,550
RBS Greenwich Capital	65,238	(65,238)	—	—	—

Total	100,788	(65,238)	—	—	35,550

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Barclays	(29,193)	—	—	—	(29,193)
BNP Paribas Securities Services	(21,739)	—	—	—	(21,739)
Deutsche Bank Securities, Inc.	(15,959)	—	—	—	(15,959)
JP Morgan Chase & Co.	(16,068)	—	—	—	(16,068)
Morgan Stanley	(932)	—	—	—	(932)
National Australia Bank Limited	(292,012)	—	—	—	(292,012)
RBS Greenwich Capital	(336,820)	65,238	—	—	(271,582)

Total	(712,723)	65,238	—	—	(647,485)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Certain derivatives held by Capital Appreciation Fund, as of April 30, 2015, are not subject to a master netting arrangement and are excluded from the table above.

5.	Principal Risks:

Certain Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Each Fund’s investments expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

140

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2014 and October 31, 2013 are as follows (as adjusted for dividends payable, if applicable):

Fund	Ordinary Income for the Year Ended October 31, 2014	Long-Term Capital Gains for the Year Ended October 31, 2014(1)	Ordinary Income for the Year Ended October 31, 2013	Long-Term Capital Gains for the Year Ended October 31, 2013(1)
Capital Appreciation Fund	$35,205,562	$489,231,763	$82,638,906	$—
Core Equity Fund	$340,114	$—	$919,901	$—
Dividend and Growth Fund	$151,445,736	$455,772,221	$115,132,105	$109,603,028
Equity Income Fund	$70,154,139	$94,333,683	$44,364,421	$26,528,316
Growth Opportunities Fund	$—	$103,085,097	$—	$—
Healthcare Fund	$—	$—	$—	$—
MidCap Fund	$35,485,555	$253,730,424	$4,331,069	$185,811,232
MidCap Value Fund	$—	$40,025,116	$3,467,610	$465,392
Small Company Fund	$33,923,886	$58,522,150	$—	$44,886,137
Small/Mid Cap Equity Fund	$4,287,299	$5,680,937	$854,994	$—
SmallCap Growth Fund	$11,810,397	$23,986,308	$—	$—
Value Opportunities Fund	$665,516	$—	$1,625,003	$—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

141

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

As of October 31, 2014, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses		Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$815,315,618	2,237,414,555	$—		846,271,362	3,899,001,535
Core Equity Fund	$90,262	2,104,992	$—		31,299,993	33,495,247
Dividend and Growth Fund	$56,737,509	629,491,691	$(32,946,759	)(1)	2,341,791,317	2,995,073,758
Equity Income Fund	$15,727,003	91,942,841	$—		800,085,009	907,754,853
Growth Opportunities Fund	$160,898,945	503,358,741	$—		421,421,354	1,085,679,040
Healthcare Fund	$—	71,459,607	$(3,935,656	)(1)	323,704,071	391,228,022
MidCap Fund	$51,668,231	372,647,986	$—		1,089,501,490	1,513,817,707
MidCap Value Fund	$5,050,090	50,443,794	$(1,837,818	)(1)	85,460,065	139,116,131
Small Company Fund	$31,734,983	113,490,762	$—		135,025,802	280,251,547
Small/Mid Cap Equity Fund	$765,225	6,427,770	$(5,583,511	)(1)	8,397,324	10,006,808
SmallCap Growth Fund	$1,325,751	31,590,831	$—		98,043,681	130,960,263
Value Opportunities Fund	$2,221,612	23,291,387	$(6,147,616	)(1)	15,941,772	35,307,155

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Capital Appreciation Fund	—	(6,232,616)	6,232,616
Core Equity Fund	—	2,611	(2,611)
Dividend and Growth Fund	—	(180,938)	180,938
Equity Income Fund	—	(98,934)	98,934
Growth Opportunities Fund	(396)	13,740,959	(13,740,563)
Healthcare Fund	(2,117,503)	1,957,614	159,889
MidCap Fund	82,950	19,613,657	(19,696,607)
MidCap Value Fund	—	(201,923)	201,923
Small Company Fund	—	7,812,001	(7,812,001)
Small/Mid Cap Equity Fund	—	25,061	(25,061)
SmallCap Growth Fund	—	2,586,828	(2,586,828)
Value Opportunities Fund	—	(91,119)	91,119

e)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire

142

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Notes to Financial Statements – (continued)

April 30, 2015

unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration
Fund	2015	2016	2017
Capital Appreciation Fund	$—	$—	$—
Core Equity Fund	$—	$—	$—
Dividend and Growth Fund	$13,936,043	$19,010,716	$—
Equity Income Fund	$—	$—	$—
Growth Opportunities Fund	$—	$—	$—
Healthcare Fund	$—	$—	$—
MidCap Fund	$—	$—	$—
MidCap Value Fund	$918,909	$918,909	$—
Small Company Fund	$—	$—	$—
Small/Mid Cap Equity Fund	$—	$—	$5,583,511
SmallCap Growth Fund	$—	$—	$—
Value Opportunities Fund	$—	$—	$6,147,616

As a result of mergers involving the Dividend and Growth Fund, MidCap Value Fund, Small/Mid Cap Equity Fund and Value Opportunities Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2014, the Core Equity Fund, Dividend and Growth Fund, Healthcare Fund, MidCap Value Fund, Small/Mid Cap Equity Fund and Value Opportunities Fund utilized $23,914,523, $19,010,716, $12,171,885, $918,908, $1,861,170, $28,343,797 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – Under provisions set forth by U.S. GAAP, the Adviser reviews each Fund’s tax positions for all open tax years. As of October 31, 2014, the Adviser had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax benefits relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with each Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

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Management Fee Rates
Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

Midcap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small/Mid Cap Equity Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

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Management Fee Rates
SmallCap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Value Opportunities Fund	0.7000% on first $500 million and;
0.6000% on next $500 million and;
0.5900% on next $1.5 billion and;
0.5850% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5750% on over $10 billion

Prior to March 1, 2015, the Core Equity Fund paid the following rates to the investment manager for investment management services rendered:

Management Fee Rates
Core Equity Fund	0.7500% on first $500 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Accounting Services Fee Rates
Capital Appreciation Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Core Equity Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Dividend and Growth Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Equity Income Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Growth Opportunities Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Healthcare Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Midcap Fund	0.012% on first $5 billion and;
0.010% over $5 billion

MidCap Value Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

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April 30, 2015

Accounting Services Fee Rates
Small Company Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Small/Mid Cap Equity Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

SmallCap Growth Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Value Opportunities Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2015, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 29, 2016 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	0.75%	NA
Core Equity Fund	0.79%	1.54%	1.54%	0.54%	1.09%	0.79%	0.49%	0.45%	0.49%
Dividend and Growth Fund	1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	0.70%	NA
Equity Income Fund	1.25%	2.00%*	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%	0.85%
Growth Opportunities Fund	1.36%	2.11%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%	0.85%
Healthcare Fund	1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%
MidCap Fund	1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	0.85%	NA
MidCap Value Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%
Small Company Fund	1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%
Small/Mid Cap Equity Fund	1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	NA	0.85%
SmallCap Growth Fund	1.40%	2.15%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%	0.95%
Value Opportunities Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%

*	The reduction in amounts charged in connection with the Equity Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2013, in order to comply with applicable FINRA rules, caused the limit on net operating expenses attributable to the Equity Income Fund’s Class B shares to be, effectively, 1.25%.

From November 1, 2014 through February 28, 2015, the investment manager contractually limited the total operating expenses of the following funds, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Core Equity Fund	1.35%	2.10%	2.10%	NA	1.50%	1.20%	0.90%	NA	0.85%
Growth Opportunities Fund	1.19%	2.05%	2.05%	0.92%	1.45%	1.15%	0.85%	NA	0.85%
Value Opportunities Fund	1.22%	1.92%	1.92%	1.00%	1.45%	1.15%	0.85%	NA	0.80%

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d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the period ended April 30, 2015, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.07%	1.95%	1.80%	0.80%	1.40%	1.09%	0.79%	0.71%	0.69%
Core Equity Fund	1.09%	1.91%	1.79%	0.54%	1.35%	1.01%	0.54%	0.45%	0.64%
Dividend and Growth Fund	1.01%	1.94%	1.75%	0.80%	1.35%	1.04%	0.74%	0.64%	0.64%
Equity Income Fund	1.02%	1.15%	1.74%	0.77%	1.36%	1.06%	0.76%	0.68%	0.66%
Growth Opportunities Fund	1.11%	2.03%	1.85%	0.90%	1.45%	1.14%	0.84%	0.75%	0.74%
Healthcare Fund	1.27%	2.15%	2.00%	1.01%	1.61%	1.31%	1.02%	—	0.91%
MidCap Fund	1.13%	2.03%	1.86%	0.90%	1.46%	1.16%	0.85%	0.76%	0.75%
MidCap Value Fund	1.24%	2.10%	1.96%	0.94%	1.52%	1.21%	0.92%	—	0.81%
Small Company Fund	1.34%	2.13%	2.02%	1.12%	1.53%	1.24%	0.95%	0.84%	0.84%
Small/Mid Cap Equity Fund	1.30%	2.05%	2.05%	0.93%	1.50%	1.20%	0.90%	—	0.85%
SmallCap Growth Fund	1.20%	2.06%	1.90%	0.90%	1.48%	1.16%	0.86%	0.76%	0.76%
Value Opportunities Fund	1.21%	1.97%	1.92%	0.92%	1.47%	1.16%	0.87%	—	0.79%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2015, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$3,110,093	$44,705
Core Equity Fund	352,940	941
Dividend and Growth Fund	3,685,623	30,363
Equity Income Fund	2,588,820	52,645
Growth Opportunities Fund	1,819,922	12,609
Healthcare Fund	3,622,147	12,387
MidCap Fund	2,406,752	20,594
MidCap Value Fund	339,493	1,794
Small Company Fund	430,930	801
Small/Mid Cap Equity Fund	41,812	736
SmallCap Growth Fund	190,516	7,348
Value Opportunities Fund	182,404	50,057

Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of each Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for

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April 30, 2015

distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as each Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period April 30, 2015, a portion of each Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2015, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	—	—	—	—	—	—	—	100%	—
Core Equity Fund	—	—	—	12%	—	7%	1%	100%	—
Dividend and Growth Fund	—	—	—	—	—	—	—	100%	—
Equity Income Fund	—	—	—	—	—	—	—	—	—
Growth Opportunities Fund	—	—	—	—	—	—	—	—	—
Healthcare Fund	—	—	—	—	—	—	—	—	—
MidCap Fund	—	—	—	—	—	—	—	1%	—
MidCap Value Fund	—	—	—	—	—	—	—	—	—
Small Company Fund	—	—	—	—	—	—	—	100%	—
Small/Mid Cap Equity Fund	—	—	—	100%	—	36%	84%	—	19%
SmallCap Growth Fund	—	—	—	—	—	—	—	100%	—
Value Opportunities Fund	—	—	—	—	—	—	6%	—	12%

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April 30, 2015

Percentage of Fund:

	Class A	Class B	Class C	Class I		Class R3	Class R4		Class R5		Class R6		Class Y
Capital Appreciation Fund	—	—	—	—		—	—		—		—	%*	—
Core Equity Fund	—	—	—	—	%*	—	—	%*	—	%*	—	%*	—
Dividend and Growth Fund	—	—	—	—		—	—		—		—	%*	—
Equity Income Fund	—	—	—	—		—	—		—		—		—
Growth Opportunities Fund	—	—	—	—		—	—		—		—		—
Healthcare Fund	—	—	—	—		—	—		—		—		—
MidCap Fund	—	—	—	—		—	—		—		—	%*	—
MidCap Value Fund	—	—	—	—		—	—		—		—		—
Small Company Fund	—	—	—	—		—	—		—		—	%*	—
Small/Mid Cap Equity Fund	—	—	—	—	%*	—	—	%*	—	%*	—		—	%*
SmallCap Growth Fund	—	—	—	—		—	—		—		—	%*	—
Value Opportunities Fund	—	—	—	—		—	—		—	%*	—		—	%*

*	Percentage rounds to zero.

As of April 30, 2015, the following Fund’s shares were owned in aggregate by affiliated fund of funds. Therefore, the following Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the following Funds as follows:

Capital Appreciation Fund	6%
Dividend and Growth Fund	9%
MidCap Fund	1%
MidCap Value Fund	16%
Small Company Fund	8%

9.	Investment Transactions:

For the six-month period ended April 30, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Capital Appreciation Fund	$4,692,395,522	$5,596,215,655
Core Equity Fund	$99,208,717	$24,864,395
Dividend and Growth Fund	$1,014,564,162	$1,153,479,893
Equity Income Fund	$438,834,459	$495,053,152
Growth Opportunities Fund	$2,156,779,901	$2,039,938,403
Healthcare Fund	$392,520,587	$206,247,283
MidCap Fund	$944,725,612	$753,396,356
MidCap Value Fund	$77,690,522	$88,488,346
Small Company Fund	$476,734,014	$471,933,266
Small/Mid Cap Equity Fund	$31,905,495	$31,557,114
SmallCap Growth Fund	$618,557,446	$373,332,449
Value Opportunities Fund	$93,006,244	$125,226,142

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April 30, 2015

	Cost of Purchases Including U.S. Government Obligations	Sales Proceeds Including U.S. Government Obligations
Capital Appreciation Fund	$—	$—
Core Equity Fund	$—	$—
Dividend and Growth Fund	$—	$—
Equity Income Fund	$—	$—
Growth Opportunities Fund	$—	$—
Healthcare Fund	$—	$—
MidCap Fund	$—	$—
MidCap Value Fund	$—	$—
Small Company Fund	$—	$—
Small/Mid Cap Equity Fund	$—	$—
SmallCap Growth Fund	$—	$—
Value Opportunities Fund	$—	$—

	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$4,692,395,522	$5,596,215,655
Core Equity Fund	$99,208,717	$24,864,395
Dividend and Growth Fund	$1,014,564,162	$1,153,479,893
Equity Income Fund	$438,834,459	$495,053,152
Growth Opportunities Fund	$2,156,779,901	$2,039,938,403
Healthcare Fund	$392,520,587	$206,247,283
MidCap Fund	$944,725,612	$753,396,356
MidCap Value Fund	$77,690,522	$88,488,346
Small Company Fund	$476,734,014	$471,933,266
Small/Mid Cap Equity Fund	$31,905,495	$31,557,114
SmallCap Growth Fund	$618,557,446	$373,332,449
Value Opportunities Fund	$93,006,244	$125,226,142

For the six-month period ended April 30, 2015, the The Hartford MidCap Fund engaged in security transactions with other affiliated portfolios. These amounted to $750,98,511 in sales of investments, which are included above.

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2015, and the year ended October 31, 2014:

Capital Appreciation Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,094,183	$199,829,333	8,625,883	$407,298,740
Shares Issued for Reinvested Dividends	39,450,052	1,435,297,948	5,419,060	244,199,527
Shares Redeemed	(13,109,554)	(516,286,738)	(23,671,036)	(1,128,909,609)
Shares converted (from) Class B into Class A	282,431	11,097,278	476,968	22,595,607

Net Increase (Decrease)	31,717,112	1,129,937,821	(9,149,125)	(454,815,735)

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	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class B
Shares Sold	119,641	$3,610,581	67,480	$2,714,689
Shares Issued for Reinvested Dividends	2,401,841	71,262,614	411,879	16,080,318
Shares Redeemed	(1,950,603)	(63,341,576)	(3,167,837)	(127,305,402)
Shares converted (from) Class B into Class A	(343,719)	(11,097,278)	(476,968)	(22,595,607)

Net Increase (Decrease)	227,160	434,341	(3,165,446)	(131,106,002)

Class C
Shares Sold	3,377,773	$106,298,202	2,904,865	$119,458,040
Shares Issued for Reinvested Dividends	16,774,258	504,737,911	1,984,107	78,117,581
Shares Redeemed	(6,013,783)	(196,339,893)	(6,659,166)	(276,322,772)

Net Increase (Decrease)	14,138,248	414,696,220	(1,770,194)	(78,747,151)

Class I
Shares Sold	4,705,104	$180,259,612	10,755,217	$517,315,617
Shares Issued for Reinvested Dividends	8,069,183	295,017,658	942,914	42,645,036
Shares Redeemed	(9,463,954)	(387,787,065)	(11,342,911)	(538,919,836)

Net Increase (Decrease)	3,310,333	87,490,205	355,220	21,040,817

Class R3
Shares Sold	190,595	$8,174,852	330,192	$16,496,943
Shares Issued for Reinvested Dividends	817,356	31,974,965	105,440	5,009,680
Shares Redeemed	(427,536)	(18,287,736)	(590,090)	(29,498,175)

Net Increase (Decrease)	580,415	21,862,081	(154,458)	(7,991,552)

Class R4
Shares Sold	392,673	$16,942,854	845,553	$43,086,686
Shares Issued for Reinvested Dividends	1,055,199	42,295,276	144,022	6,980,690
Shares Redeemed	(702,456)	(31,013,161)	(1,141,910)	(57,952,155)

Net Increase (Decrease)	745,416	28,224,969	(152,335)	(7,884,779)

Class R5
Shares Sold	62,874	$2,740,245	126,977	$6,505,471
Shares Issued for Reinvested Dividends	325,251	13,284,424	107,339	5,261,279
Shares Redeemed	(218,306)	(10,163,836)	(2,001,544)	(98,821,720)

Net Increase (Decrease)	169,819	5,860,833	(1,767,228)	(87,054,970)

Class R6(1)
Shares Sold	184	$10,000	—	$—
Shares Issued for Reinvested Dividends	58	2,380	—	—

Net Increase (Decrease)	242	12,380	—	—

Class Y
Shares Sold	934,202	$42,115,977	4,352,059	$222,763,886
Shares Issued for Reinvested Dividends	7,354,682	301,886,684	1,159,968	57,312,697
Shares Redeemed	(1,945,871)	(88,777,238)	(8,712,112)	(454,823,550)

Net Increase (Decrease)	6,343,013	255,225,423	(3,200,085)	(174,746,967)

Total Net Increase (Decrease)	57,231,758	$1,943,744,273	(19,003,651)	$(921,306,339)

(1)	Commenced operations on November 7, 2014.

151

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

Core Equity Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,160,770	$49,589,700	982,895	$20,161,845
Shares Issued for Reinvested Dividends	76,842	1,686,680	16,164	318,454
Shares Redeemed	(713,727)	(16,403,792)	(775,246)	(15,793,999)
Shares converted (from) Class B into Class A	12,812	294,202	24,457	497,507

Net Increase (Decrease)	1,536,697	35,166,790	248,270	5,183,807

Class B
Shares Sold	6,850	$145,618	7,453	$141,185
Shares Issued for Reinvested Dividends	1,228	25,192	—	—
Shares Redeemed	(9,745)	(208,293)	(31,246)	(568,169)
Shares converted (from) Class B into Class A	(13,722)	(294,202)	(24,457)	(497,507)

Net Increase (Decrease)	(15,389)	(331,685)	(48,250)	(924,491)

Class C
Shares Sold	671,564	$14,321,846	210,063	$4,009,321
Shares Issued for Reinvested Dividends	13,706	280,427	—	—
Shares Redeemed	(92,964)	(1,983,437)	(117,258)	(2,232,449)

Net Increase (Decrease)	592,306	12,618,836	92,805	1,776,872

Class I(1)
Shares Sold	41,366	$971,569	—	$—

Net Increase (Decrease)	41,366	971,569	—	—

Class R3
Shares Sold	10,033	$228,979	18,552	$386,145
Shares Issued for Reinvested Dividends	185	4,137	32	653
Shares Redeemed	(4,584)	(105,709)	(14,370)	(292,115)

Net Increase (Decrease)	5,634	127,407	4,214	94,683

Class R4
Shares Sold	104,993	$2,492,832	28,984	$609,067
Shares Issued for Reinvested Dividends	930	20,981	—	—
Shares Redeemed	(13,282)	(315,333)	(53,546)	(1,031,391)

Net Increase (Decrease)	92,641	2,198,480	(24,562)	(422,324)

Class R5
Shares Sold	967,121	$22,962,403	5,933	$124,589
Shares Issued for Reinvested Dividends	684	15,632	72	1,455
Shares Redeemed	(15,022)	(356,266)	(59)	(1,274)

Net Increase (Decrease)	952,783	22,621,769	5,946	124,770

Class R6(1)
Shares Sold	425	$10,000	—	$—

Net Increase (Decrease)	425	10,000	—	—

152

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	329,166	$7,754,961	22,795	$479,965
Shares Issued for Reinvested Dividends	4,947	113,341	760	15,450
Shares Redeemed	(21,947)	(518,182)	(15,458)	(311,867)

Net Increase	312,166	7,350,120	8,097	183,548

Total Net Increase (Decrease)	3,518,629	$80,733,286	286,520	$6,016,865

(1)	Commenced operations on March 31, 2015.

Dividend and Growth Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,480,221	$166,019,891	11,659,648	$299,298,199
Shares Issued for Reinvested Dividends	13,839,260	341,642,546	11,232,653	273,099,349
Shares Redeemed	(9,144,028)	(234,474,945)	(20,080,459)	(516,963,184)
Shares converted (from) Class B into Class A	196,191	5,027,352	348,407	8,953,647

Net Increase (Decrease)	11,371,644	278,214,844	3,160,249	64,388,011

Class B
Shares Sold	29,974	$745,348	52,264	$1,307,336
Shares Issued for Reinvested Dividends	252,949	6,110,640	277,714	6,571,439
Shares Redeemed	(538,796)	(13,594,503)	(1,140,277)	(28,670,060)
Shares converted (from) Class B into Class A	(199,946)	(5,027,352)	(348,407)	(8,953,647)

Net Increase (Decrease)	(455,819)	(11,765,867)	(1,158,706)	(29,744,932)

Class C
Shares Sold	1,302,353	$32,454,099	2,088,970	$52,440,698
Shares Issued for Reinvested Dividends	1,684,735	40,434,158	1,228,157	29,000,306
Shares Redeemed	(1,252,375)	(31,210,739)	(2,228,882)	(56,060,830)

Net Increase (Decrease)	1,734,713	41,677,518	1,088,245	25,380,174

Class I
Shares Sold	5,538,389	$141,575,203	14,965,376	$385,018,785
Shares Issued for Reinvested Dividends	6,955,432	171,059,651	5,322,790	129,253,156
Shares Redeemed	(7,331,895)	(187,466,835)	(13,146,355)	(336,832,150)

Net Increase (Decrease)	5,161,926	125,168,019	7,141,811	177,439,791

Class R3
Shares Sold	382,660	$9,899,000	562,610	$14,514,768
Shares Issued for Reinvested Dividends	310,488	7,732,641	247,647	6,057,950
Shares Redeemed	(460,632)	(11,967,522)	(873,525)	(22,741,441)

Net Increase (Decrease)	232,516	5,664,119	(63,268)	(2,168,723)

Class R4
Shares Sold	860,570	$22,177,659	1,403,665	$36,330,043
Shares Issued for Reinvested Dividends	386,759	9,687,486	305,081	7,517,565
Shares Redeemed	(960,160)	(25,257,887)	(1,369,876)	(35,617,573)

Net Increase (Decrease)	287,169	6,607,258	338,870	8,230,035

153

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	1,735,296	$44,606,892	2,250,986	$57,855,856
Shares Issued for Reinvested Dividends	550,127	13,829,912	423,595	10,492,495
Shares Redeemed	(1,172,803)	(30,570,090)	(2,215,279)	(58,005,512)

Net Increase (Decrease)	1,112,620	27,866,714	459,302	10,342,839

Class R6(1)
Shares Sold	360	$10,000	—	$—
Shares Issued for Reinvested Dividends	36	911	—	—

Net Increase (Decrease)	396	10,911	—	—

Class Y
Shares Sold	2,711,523	$69,885,070	4,534,013	$117,995,001
Shares Issued for Reinvested Dividends	4,801,853	120,801,017	5,064,102	125,196,800
Shares Redeemed	(4,186,210)	(109,400,197)	(23,032,840)	(609,175,370)

Net Increase (Decrease)	3,327,166	81,285,890	(13,434,725)	(365,983,569)

Total Net Increase (Decrease)	22,772,331	$554,729,406	(2,468,222)	$(112,116,374)

(1)	Commenced operations on November 7, 2014.

Equity Income Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,721,394	$127,133,805	23,238,515	$423,849,390
Shares Issued for Reinvested Dividends	3,676,561	68,134,549	4,983,809	88,779,589
Shares Redeemed	(11,506,962)	(218,184,483)	(23,748,917)	(438,157,374)
Shares converted (from) Class B into Class A	23,685	450,597	53,280	977,733

Net Increase (Decrease)	(1,085,322)	(22,465,532)	4,526,687	75,449,338

Class B
Shares Sold	16,089	$302,170	58,251	$1,063,946
Shares Issued for Reinvested Dividends	37,153	688,019	65,589	1,163,587
Shares Redeemed	(242,489)	(4,595,324)	(457,814)	(8,395,917)
Shares converted (from) Class B into Class A	(23,674)	(450,597)	(53,277)	(977,733)

Net Increase (Decrease)	(212,921)	(4,055,732)	(387,251)	(7,146,117)

Class C
Shares Sold	2,695,295	$50,725,811	7,414,073	$134,841,474
Shares Issued for Reinvested Dividends	745,637	13,716,130	786,133	13,876,238
Shares Redeemed	(2,112,499)	(39,752,064)	(2,939,088)	(53,666,780)

Net Increase (Decrease)	1,328,433	24,689,877	5,261,118	95,050,932

Class I
Shares Sold	7,949,201	$149,896,699	23,321,858	$426,332,366
Shares Issued for Reinvested Dividends	1,732,519	32,006,232	1,901,806	33,880,207
Shares Redeemed	(8,949,168)	(168,465,907)	(14,128,755)	(258,879,321)

Net Increase (Decrease)	732,552	13,437,024	11,094,909	201,333,252

154

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	518,999	$9,796,429	1,013,431	$18,524,621
Shares Issued for Reinvested Dividends	102,910	1,906,639	121,119	2,155,113
Shares Redeemed	(356,046)	(6,733,328)	(758,718)	(13,899,908)

Net Increase (Decrease)	265,863	4,969,740	375,832	6,779,826

Class R4
Shares Sold	630,821	$12,001,737	1,317,623	$23,994,485
Shares Issued for Reinvested Dividends	125,278	2,326,709	164,095	2,930,535
Shares Redeemed	(644,941)	(12,293,466)	(1,114,276)	(20,669,404)

Net Increase (Decrease)	111,158	2,034,980	367,442	6,255,616

Class R5
Shares Sold	966,974	$18,467,109	2,276,360	$42,019,455
Shares Issued for Reinvested Dividends	168,304	3,140,160	195,011	3,501,393
Shares Redeemed	(893,107)	(17,035,274)	(1,708,762)	(31,262,501)

Net Increase (Decrease)	242,171	4,571,995	762,609	14,258,347

Class R6
Shares Sold	1,169	$22,330	—	$—
Shares Issued for Reinvested Dividends	21	381	—	—
Shares Redeemed	(21)	(397)	—	—

Net Increase (Decrease)	1,169	22,314	—	—

Class Y
Shares Sold	1,864,984	$35,519,280	4,719,873	$86,201,941
Shares Issued for Reinvested Dividends	466,452	8,718,037	504,532	9,099,684
Shares Redeemed	(1,401,770)	(26,821,946)	(2,248,974)	(41,733,023)

Net Increase	929,666	17,415,371	2,975,431	53,568,602

Total Net Increase (Decrease)	2,312,769	$40,620,037	24,976,777	$445,549,796

Growth Opportunities Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,341,668	$131,160,346	2,906,970	$117,825,129
Issued in Merger	—	—	9,619,769	380,973,648
Shares Issued for Reinvested Dividends	7,036,742	255,996,603	980,734	37,199,254
Shares Redeemed	(2,997,445)	(118,069,275)	(4,766,831)	(194,247,986)
Shares converted (from) Class B into Class A	30,994	1,227,286	68,080	2,766,967

Net Increase (Decrease)	7,411,959	270,314,960	8,808,722	344,517,012

Class B
Shares Sold	32,793	$897,455	16,334	$2,017,943
Issued in Merger	—	—	145,287	4,455,206
Shares Issued for Reinvested Dividends	167,713	4,395,762	35,380	1,041,600
Shares Redeemed	(116,462)	(3,359,408)	(267,607)	(7,801,880)
Shares converted (from) Class B into Class A	(42,747)	(1,227,286)	(68,080)	(2,766,967)

Net Increase (Decrease)	41,297	706,523	(138,686)	(3,054,098)

155

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	1,850,193	$52,463,187	1,147,608	$39,602,224
Issued in Merger	—	—	1,244,047	38,336,418
Shares Issued for Reinvested Dividends	1,801,666	47,618,034	241,727	7,150,297
Shares Redeemed	(893,834)	(25,753,581)	(993,424)	(31,429,150)

Net Increase (Decrease)	2,758,025	74,327,640	1,639,958	53,659,789

Class I
Shares Sold	10,181,962	$409,576,089	9,661,043	$398,434,498
Issued in Merger	—	—	5,900,903	239,063,272
Shares Issued for Reinvested Dividends	6,332,967	237,296,256	922,669	35,771,876
Shares Redeemed	(7,382,965)	(300,807,913)	(10,441,007)	(434,021,508)

Net Increase (Decrease)	9,131,964	346,064,432	6,043,608	239,248,138

Class R3
Shares Sold	189,733	$7,589,914	192,558	$7,907,601
Issued in Merger	—	—	28,006	1,123,623
Shares Issued for Reinvested Dividends	133,408	4,918,740	23,145	890,165
Shares Redeemed	(100,682)	(3,955,956)	(202,397)	(8,362,311)

Net Increase (Decrease)	222,459	8,552,698	41,312	1,559,078

Class R4
Shares Sold	189,121	$7,800,330	249,812	$10,659,171
Issued in Merger	—	—	87,171	3,580,566
Shares Issued for Reinvested Dividends	215,215	8,182,472	37,995	1,494,710
Shares Redeemed	(139,283)	(5,739,641)	(325,362)	(13,752,273)

Net Increase (Decrease)	265,053	10,243,161	49,616	1,982,174

Class R5
Shares Sold	230,192	$9,679,149	2,186,606	$88,505,755
Issued in Merger	—	—	1,474	61,745
Shares Issued for Reinvested Dividends	437,027	17,052,786	19,015	761,916
Shares Redeemed	(245,383)	(10,530,910)	(485,186)	(20,905,043)

Net Increase (Decrease)	421,836	16,201,025	1,721,909	68,424,373

Class R6(1)
Shares Sold	212	$10,000	—	$—
Shares Issued for Reinvested Dividends	42	1,642	—	—

Net Increase (Decrease)	254	11,642	—	—

Class Y
Shares Sold	536,655	$23,058,013	154,439	$3,980,085
Issued in Merger	—	—	134,279	5,662,605
Shares Issued for Reinvested Dividends	283,158	11,147,947	51,249	2,066,852
Shares Redeemed	(105,947)	(4,530,651)	(290,656)	(12,377,728)

Net Increase	713,866	29,675,309	49,311	(668,186)

Total Net Increase (Decrease)	20,966,713	$756,097,390	18,215,750	$705,668,280

(1)	Commenced operations on November 7, 2014.

156

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

Healthcare Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,341,440	$164,810,744	4,246,090	$138,256,714
Shares Issued for Reinvested Dividends	1,147,667	40,592,988	—	—
Shares Redeemed	(1,387,279)	(52,148,370)	(2,729,598)	(87,391,866)
Shares converted (from) Class B into Class A	24,138	931,638	43,286	1,398,567

Net Increase (Decrease)	4,125,966	154,187,000	1,559,778	52,263,415

Class B
Shares Sold	20,253	$662,143	14,050	$397,992
Shares Issued for Reinvested Dividends	23,436	721,123	—	—
Shares Redeemed	(101,704)	(3,366,503)	(210,249)	(5,915,820)
Shares converted (from) Class B into Class A	(27,758)	(931,638)	(43,286)	(1,398,567)

Net Increase (Decrease)	(85,773)	(2,914,875)	(239,485)	(6,916,395)

Class C
Shares Sold	1,869,241	$62,311,885	1,431,513	$41,553,037
Shares Issued for Reinvested Dividends	398,445	12,359,998	—	—
Shares Redeemed	(367,006)	(12,201,395)	(645,576)	(18,640,173)

Net Increase (Decrease)	1,900,680	62,470,488	785,937	22,912,864

Class I
Shares Sold	1,717,010	$67,007,577	1,778,835	$59,336,290
Shares Issued for Reinvested Dividends	224,482	8,182,379	—	—
Shares Redeemed	(474,348)	(18,356,021)	(873,492)	(29,299,650)

Net Increase (Decrease)	1,467,144	56,833,935	905,343	30,036,640

Class R3
Shares Sold	456,745	$17,700,601	533,680	$17,903,759
Shares Issued for Reinvested Dividends	76,789	2,793,593	—	—
Shares Redeemed	(205,528)	(7,835,595)	(318,871)	(10,684,655)

Net Increase (Decrease)	328,006	12,658,599	214,809	7,219,104

Class R4
Shares Sold	322,628	$12,907,618	350,389	$11,950,638
Shares Issued for Reinvested Dividends	51,929	1,946,281	—	—
Shares Redeemed	(89,897)	(3,593,373)	(187,783)	(6,312,601)

Net Increase (Decrease)	284,660	11,260,526	162,606	5,638,037

Class R5
Shares Sold	80,384	$3,312,747	55,603	$1,951,139
Shares Issued for Reinvested Dividends	4,336	166,891	—	—
Shares Redeemed	(28,525)	(1,170,626)	(38,798)	(1,337,288)

Net Increase (Decrease)	56,195	2,309,012	16,805	613,851

Class Y
Shares Sold	44,205	$1,804,769	93,800	$3,294,919
Shares Issued for Reinvested Dividends	9,967	386,236	—	—
Shares Redeemed	(15,960)	(648,598)	(74,555)	(2,623,740)

Net Increase	38,212	1,542,407	19,245	671,179

Total Net Increase (Decrease)	8,115,090	$298,347,092	3,425,038	$112,438,695

157

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

MidCap Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,430,259	$141,993,024	7,669,202	$201,602,782
Shares Issued for Reinvested Dividends	7,470,845	181,840,371	5,885,537	141,547,169
Shares Redeemed	(4,593,701)	(119,372,981)	(16,536,000)	(435,627,486)
Shares converted (from) Class B into Class A	38,605	1,008,552	81,927	2,154,024

Net Increase (Decrease)	8,346,008	205,468,966	(2,899,334)	(90,323,511)

Class B
Shares Sold	17,754	$352,348	49,069	$1,025,291
Shares Issued for Reinvested Dividends	187,726	3,502,970	159,556	3,057,100
Shares Redeemed	(122,999)	(2,471,273)	(358,234)	(7,023,548)
Shares converted (from) Class B into Class A	(50,204)	(1,008,552)	(81,927)	(2,154,024)

Net Increase (Decrease)	32,277	375,493	(231,536)	(5,095,181)

Class C
Shares Sold	2,838,653	$58,568,910	3,285,184	$70,121,656
Shares Issued for Reinvested Dividends	3,259,674	62,553,351	2,159,468	42,325,578
Shares Redeemed	(1,853,311)	(38,210,027)	(3,187,180)	(67,841,246)

Net Increase (Decrease)	4,245,016	82,912,234	2,257,472	44,605,988

Class I
Shares Sold	4,910,104	$129,592,967	11,260,304	$303,600,378
Shares Issued for Reinvested Dividends	2,049,424	50,702,742	820,991	19,982,925
Shares Redeemed	(2,189,821)	(57,807,414)	(2,967,374)	(78,600,420)

Net Increase (Decrease)	4,769,707	122,488,295	9,113,921	244,982,883

Class R3
Shares Sold	560,892	$16,107,988	511,275	$14,734,623
Shares Issued for Reinvested Dividends	186,911	5,033,512	128,964	3,409,817
Shares Redeemed	(183,318)	(5,259,938)	(467,889)	(13,425,866)

Net Increase (Decrease)	564,485	15,881,562	172,350	4,718,574

Class R4
Shares Sold	1,724,751	$50,035,431	1,098,044	$32,080,748
Shares Issued for Reinvested Dividends	291,617	8,028,220	196,029	5,271,207
Shares Redeemed	(631,986)	(18,722,995)	(942,212)	(27,487,836)

Net Increase (Decrease)	1,384,382	39,340,656	351,861	9,864,119

Class R5
Shares Sold	1,348,606	$39,742,410	838,230	$24,802,356
Shares Issued for Reinvested Dividends	351,572	9,801,832	236,276	6,407,782
Shares Redeemed	(455,235)	(13,622,568)	(688,020)	(20,093,064)

Net Increase (Decrease)	1,244,943	35,921,674	386,486	11,117,074

Class R6(1)
Shares Sold	30,174	$902,347	—	$—
Shares Issued for Reinvested Dividends	31	858	—	—
Shares Redeemed	(652)	(20,060)	—	—

Net Increase (Decrease)	29,553	883,145	—	—

158

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	6,561,632	$195,009,543	8,285,332	$247,563,593
Shares Issued for Reinvested Dividends	3,104,776	86,995,819	2,067,950	56,268,909
Shares Redeemed	(8,265,104)	(246,448,718)	(5,979,371)	(175,703,439)

Net Increase	1,401,304	35,556,644	4,373,911	128,129,063

Total Net Increase (Decrease)	22,017,675	$538,828,669	13,525,131	$347,999,009

(1)	Commenced operations on November 7, 2014.

MidCap Value Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,204,742	$18,827,021	2,200,511	$35,906,259
Shares Issued for Reinvested Dividends	1,747,300	25,055,811	1,280,591	19,132,034
Shares Redeemed	(1,132,272)	(17,594,986)	(2,809,819)	(46,076,422)
Shares converted (from) Class B into Class A	14,147	220,800	25,938	422,340

Net Increase (Decrease)	1,833,917	26,508,646	697,221	9,384,211

Class B
Shares Sold	4,945	$67,105	5,453	$80,432
Shares Issued for Reinvested Dividends	20,894	262,016	20,950	280,934
Shares Redeemed	(17,645)	(240,003)	(44,641)	(602,391)
Shares converted (from) Class B into Class A	(16,122)	(220,800)	(25,938)	(422,340)

Net Increase (Decrease)	(7,928)	(131,682)	(44,176)	(663,365)

Class C
Shares Sold	290,635	$3,923,648	420,359	$6,066,244
Shares Issued for Reinvested Dividends	371,518	4,636,545	257,808	3,436,582
Shares Redeemed	(290,717)	(3,935,574)	(452,135)	(6,603,527)

Net Increase (Decrease)	371,436	4,624,619	226,032	2,899,299

Class I
Shares Sold	539,691	$8,295,992	1,555,731	$25,797,606
Shares Issued for Reinvested Dividends	232,153	3,359,439	81,259	1,218,068
Shares Redeemed	(784,834)	(12,140,200)	(555,709)	(9,147,262)

Net Increase (Decrease)	(12,990)	(484,769)	1,081,281	17,868,412

Class R3
Shares Sold	134,616	$2,214,199	353,372	$5,996,958
Shares Issued for Reinvested Dividends	70,619	1,059,988	27,857	434,856
Shares Redeemed	(232,450)	(3,734,514)	(94,647)	(1,592,846)

Net Increase (Decrease)	(27,215)	(460,327)	286,582	4,838,968

Class R4
Shares Sold	217,612	$3,541,153	301,832	$5,225,012
Shares Issued for Reinvested Dividends	60,130	913,209	28,516	447,991
Shares Redeemed	(76,546)	(1,265,491)	(77,051)	(1,326,268)

Net Increase (Decrease)	201,196	3,188,871	253,297	4,346,735

159

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	331,087	$5,600,181	116,642	$2,004,805
Shares Issued for Reinvested Dividends	20,697	317,777	7,864	124,254
Shares Redeemed	(57,493)	(950,038)	(39,591)	(673,078)

Net Increase (Decrease)	294,291	4,967,920	84,915	1,455,981

Class Y
Shares Sold	595,644	$9,699,519	3,017,935	$53,095,854
Shares Issued for Reinvested Dividends	1,175,452	18,085,601	842,561	13,320,892
Shares Redeemed	(1,281,792)	(21,420,447)	(3,170,911)	(55,411,888)

Net Increase	489,304	6,364,673	689,585	11,004,858

Total Net Increase (Decrease)	3,142,011	$44,577,951	3,274,737	$51,135,099

Small Company Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,415,068	$52,510,179	2,541,227	$60,828,563
Shares Issued for Reinvested Dividends	2,859,231	57,642,102	1,601,959	35,947,971
Shares Redeemed	(2,139,591)	(46,454,325)	(2,911,289)	(69,115,332)
Shares converted (from) Class B into Class A	14,558	314,336	21,279	510,055

Net Increase (Decrease)	3,149,266	64,012,292	1,253,176	28,171,257

Class B
Shares Sold	4,777	$79,043	11,055	$215,565
Shares Issued for Reinvested Dividends	55,903	884,387	38,825	720,600
Shares Redeemed	(37,573)	(648,837)	(87,870)	(1,659,952)
Shares converted (from) Class B into Class A	(18,534)	(314,336)	(21,279)	(510,055)

Net Increase (Decrease)	4,573	257	(59,269)	(1,233,842)

Class C
Shares Sold	182,449	$3,136,296	171,050	$3,365,868
Shares Issued for Reinvested Dividends	462,372	7,296,225	256,524	4,748,255
Shares Redeemed	(160,147)	(2,756,317)	(394,247)	(7,788,859)

Net Increase (Decrease)	484,674	7,676,204	33,327	325,264

Class I
Shares Sold	818,885	$18,413,538	1,148,787	$28,254,416
Shares Issued for Reinvested Dividends	459,818	9,578,007	185,871	4,275,036
Shares Redeemed	(416,320)	(9,243,131)	(508,644)	(12,311,239)

Net Increase (Decrease)	862,383	18,748,414	826,014	20,218,213

Class R3
Shares Sold	181,270	$4,336,645	471,390	$11,862,900
Shares Issued for Reinvested Dividends	425,197	9,218,261	251,977	6,019,720
Shares Redeemed	(1,115,388)	(25,389,788)	(662,425)	(16,758,413)

Net Increase (Decrease)	(508,921)	(11,834,882)	60,942	1,124,207

160

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	341,944	$8,282,694	512,639	$13,324,559
Shares Issued for Reinvested Dividends	437,726	9,844,453	276,453	6,789,685
Shares Redeemed	(322,714)	(7,903,685)	(882,136)	(22,955,392)

Net Increase (Decrease)	456,956	10,223,462	(93,044)	(2,841,148)

Class R5
Shares Sold	180,374	$4,544,018	62,309	$1,670,794
Shares Issued for Reinvested Dividends	52,863	1,227,471	34,457	866,941
Shares Redeemed	(56,086)	(1,395,951)	(130,979)	(3,470,808)

Net Increase (Decrease)	177,151	4,375,538	(34,213)	(933,073)

Class R6(1)
Shares Sold	354	$10,000	—	$—
Shares Issued for Reinvested Dividends	62	1,449	—	—

Net Increase (Decrease)	416	11,449	—	—

Class Y
Shares Sold	1,225,026	$31,312,501	3,389,614	$92,150,907
Shares Issued for Reinvested Dividends	2,055,037	48,355,023	1,244,995	31,660,217
Shares Redeemed	(1,216,476)	(31,488,139)	(4,324,824)	(117,597,719)

Net Increase	2,063,587	48,179,385	309,785	6,213,405

Total Net Increase (Decrease)	6,690,085	$141,392,119	2,296,718	$51,044,283

(1)	Commenced operations on November 7, 2014.

Small/Mid Cap Equity Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	382,447	$5,034,345	589,635	$8,024,210
Shares Issued for Reinvested Dividends	420,436	5,202,022	549,748	7,186,719
Shares Redeemed	(423,000)	(5,549,306)	(719,229)	(9,768,583)
Shares converted (from) Class B into Class A	25,544	338,015	40,877	561,616

Net Increase (Decrease)	405,427	5,025,076	461,031	6,003,962

Class B
Shares Sold	1,013	$12,096	4,027	$52,801
Shares Issued for Reinvested Dividends	24,551	284,304	46,566	573,681
Shares Redeemed	(38,900)	(480,161)	(80,402)	(1,013,846)
Shares converted (from) Class B into Class A	(27,114)	(338,015)	(40,877)	(561,616)

Net Increase (Decrease)	(40,450)	(521,776)	(70,686)	(948,980)

Class C
Shares Sold	81,506	$1,004,288	193,068	$2,481,316
Shares Issued for Reinvested Dividends	112,859	1,288,848	140,831	1,719,096
Shares Redeemed	(88,022)	(1,068,684)	(167,676)	(2,148,060)

Net Increase (Decrease)	106,343	1,224,452	166,223	2,052,352

161

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class I(1)
Shares Sold	7,463	$100,000	—	$—

Net Increase (Decrease)	7,463	100,000	—	—

Class R3
Shares Sold	12,154	$163,549	16,147	$226,328
Shares Issued for Reinvested Dividends	4,189	53,140	6,140	82,317
Shares Redeemed	(2,784)	(37,458)	(20,605)	(276,545)

Net Increase (Decrease)	13,559	179,231	1,682	32,100

Class R4
Shares Sold	3,510	$47,144	23,726	$329,293
Shares Issued for Reinvested Dividends	2,874	36,652	1,797	24,107
Shares Redeemed	(2,834)	(38,790)	(725)	(10,164)

Net Increase (Decrease)	3,550	45,006	24,798	343,236

Class R5
Shares Sold	1,203	$16,717	1,290	$17,772
Shares Issued for Reinvested Dividends	1,608	20,616	1,791	24,140

Net Increase (Decrease)	2,811	37,333	3,081	41,912

Class Y
Shares Sold	81,831	$1,148,017	101	$1,381
Shares Issued for Reinvested Dividends	5,845	74,879	2,382	32,088
Shares Redeemed	(6,277)	(84,846)	—	—

Net Increase	81,399	1,138,050	2,483	33,469

Total Net Increase (Decrease)	580,102	$7,227,372	588,612	$7,558,051

(1)	Commenced operations on March 31, 2015.

SmallCap Growth Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	875,995	$43,055,709	932,647	$44,158,010
Shares Issued for Reinvested Dividends	219,479	10,280,405	351,327	16,009,966
Shares Redeemed	(785,478)	(40,170,073)	(1,104,634)	(52,507,554)
Shares converted (from) Class B into Class A	5,780	291,094	20,515	976,851

Net Increase (Decrease)	315,776	13,457,135	199,855	8,637,273

Class B
Shares Sold	241	$9,307	4,950	$199,323
Shares Issued for Reinvested Dividends	3,349	128,001	9,307	352,381
Shares Redeemed	(10,975)	(453,849)	(39,089)	(1,377,937)
Shares converted (from) Class B into Class A	(7,084)	(291,094)	(20,515)	(976,851)

Net Increase (Decrease)	(14,469)	(607,635)	(45,347)	(1,803,084)

162

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	224,939	$9,034,228	382,352	$14,891,568
Shares Issued for Reinvested Dividends	60,618	2,296,226	75,636	2,835,586
Shares Redeemed	(102,645)	(4,128,537)	(176,563)	(6,825,650)

Net Increase (Decrease)	182,912	7,201,917	281,425	10,901,504

Class I
Shares Sold	2,341,163	$118,169,784	1,745,122	$84,480,622
Shares Issued for Reinvested Dividends	98,145	4,689,390	101,805	4,714,582
Shares Redeemed	(983,767)	(51,304,924)	(1,008,656)	(48,341,679)

Net Increase (Decrease)	1,455,541	71,554,250	838,271	40,853,525

Class R3
Shares Sold	167,720	$8,278,418	172,834	$8,220,121
Shares Issued for Reinvested Dividends	6,988	327,938	12,268	561,517
Shares Redeemed	(41,520)	(2,065,164)	(177,582)	(8,135,678)

Net Increase (Decrease)	133,188	6,541,192	7,520	645,960

Class R4
Shares Sold	648,446	$33,012,594	734,819	$35,982,533
Shares Issued for Reinvested Dividends	35,955	1,728,699	23,939	1,117,967
Shares Redeemed	(233,287)	(11,956,471)	(170,537)	(8,206,082)

Net Increase (Decrease)	451,114	22,784,822	588,221	28,894,418

Class R5
Shares Sold	1,244,415	$64,498,005	814,540	$40,296,385
Shares Issued for Reinvested Dividends	37,778	1,865,099	10,732	512,463
Shares Redeemed	(123,567)	(6,529,958)	(117,183)	(5,806,300)

Net Increase (Decrease)	1,158,626	59,833,146	708,089	35,002,548

Class R6(1)
Shares Sold	193	$10,000	—	$—
Shares Issued for Reinvested Dividends	8	409	—	—

Net Increase (Decrease)	201	10,409	—	—

Class Y
Shares Sold	2,122,466	$111,582,557	2,927,951	$146,371,693
Shares Issued for Reinvested Dividends	193,409	9,620,151	172,355	8,281,641
Shares Redeemed	(668,330)	(35,344,622)	(1,359,190)	(66,414,720)

Net Increase	1,647,545	85,858,086	1,741,116	88,238,614

Total Net Increase (Decrease)	5,330,434	$266,633,322	4,319,150	$211,370,758

(1)	Commenced operations on November 7, 2014.

163

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

Value Opportunities Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	483,932	$9,382,813	1,855,718	$36,368,099
Issued in Merger	—	—	5,068,560	101,052,895
Shares Issued for Reinvested Dividends	945,072	17,480,234	28,344	535,986
Shares Redeemed	(1,548,203)	(29,898,474)	(1,825,565)	(36,590,641)
Shares converted (from) Class B into Class A	26,567	518,830	35,931	712,192

Net Increase (Decrease)	(92,632)	(2,516,597)	5,162,988	102,078,531

Class B
Shares Sold	1,833	$30,533	6,907	$55,902
Issued in Merger	—	—	99,401	1,772,987
Shares Issued for Reinvested Dividends	16,686	271,313	—	—
Shares Redeemed	(41,180)	(702,065)	(88,477)	(1,498,211)
Shares converted (from) Class B into Class A	(29,977)	(518,830)	(35,931)	(712,192)

Net Increase (Decrease)	(52,638)	(919,049)	(18,100)	(381,514)

Class C
Shares Sold	104,510	$1,758,645	216,378	$3,944,942
Issued in Merger	—	—	1,136,845	20,188,547
Shares Issued for Reinvested Dividends	126,635	2,052,542	—	—
Shares Redeemed	(269,778)	(4,616,005)	(282,459)	(5,021,009)

Net Increase (Decrease)	(38,633)	(804,818)	1,070,764	19,112,480

Class I
Shares Sold	167,783	$3,177,201	2,028,716	$40,625,577
Issued in Merger	—	—	496,445	9,781,014
Shares Issued for Reinvested Dividends	162,322	2,974,924	2,990	55,830
Shares Redeemed	(781,936)	(14,725,142)	(776,654)	(15,265,915)

Net Increase (Decrease)	(451,831)	(8,573,017)	1,751,497	35,196,506

Class R3
Shares Sold	22,815	$445,723	98,970	$1,986,629
Issued in Merger	—	—	161,178	3,246,366
Shares Issued for Reinvested Dividends	16,813	313,532	227	4,335
Shares Redeemed	(59,266)	(1,160,004)	(120,782)	(2,486,351)

Net Increase (Decrease)	(19,638)	(400,749)	139,593	2,750,979

Class R4
Shares Sold	70,795	$1,382,010	270,983	$5,477,900
Issued in Merger	—	—	489,772	9,940,224
Shares Issued for Reinvested Dividends	37,586	709,328	1,892	36,397
Shares Redeemed	(103,342)	(2,051,946)	(498,254)	(10,220,618)

Net Increase (Decrease)	5,039	39,392	264,393	5,233,903

Class R5
Shares Sold	11,851	$234,941	94,216	$2,417,503
Issued in Merger	—	—	1,251,688	25,515,291
Shares Issued for Reinvested Dividends	10,587	201,247	622	12,015
Shares Redeemed	(19,694)	(395,741)	(1,317,750)	(27,523,222)

Net Increase (Decrease)	2,744	40,447	28,776	421,587

164

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	5,460	$112,462	14,941	$23,067,477
Issued in Merger	—	—	20,622	421,809
Shares Issued for Reinvested Dividends	7,522	143,556	493	9,555
Shares Redeemed	(8,863)	(170,129)	(9,545)	(23,177,272)

Net Increase	4,119	85,889	26,511	321,569

Total Net Increase (Decrease)	(643,470)	$(13,048,502)	8,426,422	$164,734,041

11.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2015, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. Discovery is ongoing. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, each Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

165

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

14.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

166

Hartford Funds – Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$49.44	$0.09	$1.85	$1.94	$(0.13)	$(12.56)	$—	$(12.69)	$38.69	5.65	%(4)	$5,758,185	1.07	%(5)	1.07	%(5)	0.43	%(5)	41%
B	42.72	(0.08)	1.49	1.41	—	(12.56)	—	(12.56)	31.57	5.19	(4)	206,889	1.95	(5)	1.95	(5)	(0.46	)(5)	41
C	43.13	(0.05)	1.52	1.47	—	(12.56)	—	(12.56)	32.04	5.31	(4)	1,932,773	1.80	(5)	1.80	(5)	(0.30	)(5)	41
I	49.60	0.14	1.85	1.99	(0.25)	(12.56)	—	(12.81)	38.78	5.78	(4)	1,844,472	0.80	(5)	0.80	(5)	0.70	(5)	41
R3	52.24	0.02	2.00	2.02	—	(12.56)	—	(12.56)	41.70	5.46	(4)	133,248	1.40	(5)	1.40	(5)	0.10	(5)	41
R4	53.19	0.09	2.05	2.14	(0.11)	(12.56)	—	(12.67)	42.66	5.64	(4)	185,254	1.09	(5)	1.09	(5)	0.41	(5)	41
R5	53.92	0.16	2.09	2.25	(0.23)	(12.56)	—	(12.79)	43.38	5.80	(4)	55,059	0.79	(5)	0.79	(5)	0.71	(5)	41
R6(6)	54.32	0.17	1.92	2.09	(0.28)	(12.56)	—	(12.84)	43.57	5.47	(4)	11	0.71	(5)	0.71	(5)	0.79	(5)	41
Y	—	0.18	2.10	2.28	(0.28)	(12.56)	—	(12.84)	(10.56)	5.84	(4)	1,310,365	0.69	(5)	0.69	(5)	0.81	(5)	41

For the Year Ended October 31, 2014
A	$45.91	$0.22	$5.31	$5.53	$(0.12)	$(1.88)	$—	$(2.00)	$49.44	12.49%		$5,789,682	1.10%		1.10%		0.46%		111%
B	40.14	(0.16)	4.62	4.46	—	(1.88)	—	(1.88)	42.72	11.55		270,227	1.95		1.95		(0.39)		111
C	40.46	(0.11)	4.66	4.55	—	(1.88)	—	(1.88)	43.13	11.69		1,992,142	1.81		1.81		(0.26)		111
I	46.01	0.37	5.34	5.71	(0.24)	(1.88)	—	(2.12)	49.60	12.87		2,194,464	0.76		0.76		0.79		111
R3	48.42	0.08	5.62	5.70	—	(1.88)	—	(1.88)	52.24	12.16		136,576	1.40		1.40		0.16		111
R4	49.24	0.23	5.72	5.95	(0.12)	(1.88)	—	(2.00)	53.19	12.50		191,319	1.10		1.10		0.46		111
R5	49.80	0.37	5.81	6.18	(0.18)	(1.88)	—	(2.06)	53.92	12.82		59,285	0.80		0.80		0.72		111
Y	50.05	0.46	5.79	6.25	(0.30)	(1.88)	—	(2.18)	—	12.94		1,284,539	0.70		0.70		0.88		111

For the Year Ended October 31, 2013
A	$32.65	$0.18	$13.31	$13.49	$(0.23)	$—	$—	$(0.23)	$45.91	41.56%		$5,796,609	1.14%		1.14%		0.46%		91%
B	28.60	(0.13)	11.67	11.54	—	—	—	—	40.14	40.35		381,022	1.99		1.99		(0.37)		91
C	28.80	(0.09)	11.76	11.67	(0.01)	—	—	(0.01)	40.46	40.55		1,940,617	1.85		1.85		(0.25)		91
I	32.72	0.31	13.33	13.64	(0.35)	—	—	(0.35)	46.01	45.02		2,019,281	0.84		0.84		0.82		91
R3	34.41	0.08	14.06	14.14	(0.13)	—	—	(0.13)	48.42	41.20		134,084	1.41		1.40		0.21		91
R4	34.98	0.21	14.28	14.49	(0.23)	—	—	(0.23)	49.24	41.63		184,618	1.10		1.10		0.51		91
R5	35.40	0.35	14.41	14.76	(0.36)	—	—	(0.36)	49.80	42.04		142,768	0.80		0.80		0.84		91
Y	35.58	0.39	14.48	14.87	(0.40)	—	—	(0.40)	50.05	42.17		1,348,160	0.70		0.70		0.91		91

For the Year Ended October 31, 2012(7)
A	$30.55	$0.25	$2.38	$2.63	$(0.53)	$—	$—	$(0.53)	$32.65	8.84%		$4,859,760	1.16%		1.16%		0.63%		74%
B	26.76	(0.31)	2.40	2.09	(0.25)	—	—	(0.25)	28.60	7.93		391,388	2.01		2.00		(0.23)		74
C	26.94	(0.16)	2.31	2.15	(0.29)	—	—	(0.29)	28.80	8.11		1,642,578	1.87		1.87		(0.09)		74
I	30.61	0.36	2.37	2.73	(0.62)	—	—	(0.62)	32.72	9.19		3,024,465	0.86		0.86		0.93		74
R3	32.17	0.10	2.61	2.71	(0.47)	—	—	(0.47)	34.41	8.59		122,235	1.41		1.40		0.39		74
R4	32.68	0.28	2.57	2.85	(0.55)	—	—	(0.55)	34.98	8.92		168,689	1.11		1.10		0.68		74
R5	33.09	0.40	2.58	2.98	(0.67)	—	—	(0.67)	35.40	9.25		185,705	0.80		0.80		1.00		74
Y	33.26	0.55	2.47	3.02	(0.70)	—	—	(0.70)	35.58	9.36		1,304,963	0.70		0.70		1.09		74

For the Year Ended October 31, 2011
A	$32.40	$0.19	$(2.04)	$(1.85)	$—	$—	$—	$—	$30.55	(5.71)%		$5,859,434	1.12%		1.12%		0.55%		75%
B	28.62	(0.08)	(1.78)	(1.86)	—	—	—	—	26.76	(6.50)		559,856	1.95		1.95		(0.28)		75
C	28.79	(0.05)	(1.80)	(1.85)	—	—	—	—	26.94	(6.43)		2,096,461	1.84		1.84		(0.16)		75
I	32.39	0.27	(2.05)	(1.78)	—	—	—	—	30.61	(5.50)		3,254,198	0.87		0.87		0.81		75
R3	34.22	0.10	(2.15)	(2.05)	—	—	—	—	32.17	(5.99)		137,767	1.41		1.41		0.30		75
R4	34.66	0.21	(2.19)	(1.98)	—	—	—	—	32.68	(5.71)		224,653	1.10		1.10		0.59		75
R5	34.99	0.32	(2.22)	(1.90)	—	—	—	—	33.09	(5.43)		204,417	0.80		0.80		0.89		75
Y	35.13	0.36	(2.23)	(1.87)	—	—	—	—	33.26	(5.32)		1,460,367	0.70		0.70		0.98		75

For the Year Ended October 31, 2010
A	$28.02	$0.14	$4.24	$4.38	$—	$—	$—	$—	$32.40	15.63%		$8,535,338	1.15%		1.15%		0.45%		70%
B	24.95	(0.10)	3.77	3.67	—	—	—	—	28.62	14.71		828,754	1.95		1.95		(0.36)		70
C	25.07	(0.07)	3.79	3.72	—	—	—	—	28.79	14.84		3,001,079	1.85		1.85		(0.25)		70
I	27.94	0.21	4.24	4.45	—	—	—	—	32.39	15.93		4,781,187	0.88		0.88		0.70		70
R3	29.67	0.05	4.50	4.55	—	—	—	—	34.22	15.34		126,972	1.42		1.41		0.17		70
R4	29.96	0.16	4.54	4.70	—	—	—	—	34.66	15.69		270,804	1.10		1.10		0.49		70
R5	30.15	0.26	4.58	4.84	—	—	—	—	34.99	16.05		215,999	0.80		0.80		0.79		70
Y	30.24	0.29	4.60	4.89	—	—	—	—	35.13	16.17		2,196,541	0.70		0.70		0.89		70

The accompanying notes are an integral part of these financial statements.

167

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Core Equity Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$22.00	$0.06	$1.52	$1.58	$—	$(0.29)	$—	$(0.29)	$23.29	7.25	%(4)	$169,528	1.16	%(5)	1.09	%(5)	0.50	%(5)	14%
B	20.60	(0.03)	1.43	1.40	—	(0.29)	—	(0.29)	21.71	6.87	(4)	1,666	2.30	(5)	1.91	(5)	(0.30	)(5)	14
C	20.54	(0.02)	1.42	1.40	—	(0.29)	—	(0.29)	21.65	6.89	(4)	33,694	1.85	(5)	1.80	(5)	(0.21	)(5)	14
I(8)	23.30	0.01	(0.01)	—	—	—	—	—	23.30	(0.85	)(4)	964	0.57	(5)	0.54	(5)	0.62	(5)	14
R3	22.41	0.03	1.55	1.58	—	(0.29)	—	(0.29)	23.70	7.12	(4)	642	1.51	(5)	1.35	(5)	0.26	(5)	14
R4	22.60	0.06	1.58	1.64	—	(0.29)	—	(0.29)	23.95	7.32	(4)	3,161	1.13	(5)	1.01	(5)	0.51	(5)	14
R5	22.72	0.05	1.61	1.66	(0.64)	(0.29)	—	(0.93)	23.45	7.43	(4)	22,733	0.71	(5)	0.54	(5)	0.42	(5)	14
R6(8)	23.53	0.02	(0.03)	(0.01)	—	—	—	—	23.52	(0.88	)(4)	10	0.57	(5)	0.45	(5)	0.74	(5)	14
Y	22.79	0.10	1.58	1.68	(0.65)	(0.29)	—	(0.94)	23.53	7.50	(4)	9,910	0.69	(5)	0.64	(5)	0.88	(5)	14

For the Year Ended October 31, 2014
A	$18.77	$0.03	$3.26	$3.29	$(0.06)	$—	$—	$(0.06)	$22.00	17.56%		$126,308	1.37%		1.31%		0.16%		60%
B	17.66	(0.12)	3.06	2.94	—	—	—	—	20.60	16.65		1,898	2.49		2.10		(0.62)		60
C	17.59	(0.10)	3.05	2.95	—	—	—	—	20.54	16.77		19,798	2.06		2.00		(0.53)		60
R3	19.14	(0.01)	3.32	3.31	(0.04)	—	—	(0.04)	22.41	17.30		481	1.70		1.50		(0.05)		60
R4	19.20	0.05	3.35	3.40	—	—	—	—	22.60	17.71		889	1.34		1.20		0.21		60
R5	19.38	0.12	3.36	3.48	(0.14)	—	—	(0.14)	22.72	18.03		374	1.04		0.90		0.56		60
Y	19.44	0.13	3.37	3.50	(0.15)	—	—	(0.15)	22.79	18.07		2,486	0.91		0.85		0.62		60

For the Year Ended October 31, 2013
A	$14.57	$0.11	$4.24	$4.35	$(0.15)	$—	$—	$(0.15)	$18.77	30.12%		$103,104	1.40%		1.35%		0.68%		28%
B	13.70	(0.01)	3.99	3.98	(0.02)	—	—	(0.02)	17.66	29.10		2,480	2.50		2.10		(0.04)		28
C	13.66	—	3.98	3.98	(0.05)	—	—	(0.05)	17.59	29.19		15,324	2.07		2.04		(0.01)		28
R3	14.86	0.09	4.32	4.41	(0.13)	—	—	(0.13)	19.14	29.88		330	1.69		1.50		0.51		28
R4	14.91	0.12	4.34	4.46	(0.17)	—	—	(0.17)	19.20	30.24		1,227	1.29		1.20		0.69		28
R5	15.04	0.19	4.37	4.56	(0.22)	—	—	(0.22)	19.38	30.68		204	1.00		0.90		1.12		28
Y	15.05	0.20	4.38	4.58	(0.19)	—	—	(0.19)	19.44	30.73		1,963	0.88		0.85		1.19		28

For the Year Ended October 31, 2012
A	$12.77	$0.09	$1.74	$1.83	$(0.03)	$—	$—	$(0.03)	$14.57	14.39%		$83,534	1.44%		1.35%		0.69%		46%
B	12.07	(0.01)	1.64	1.63	—	—	—	—	13.70	13.50		2,761	2.50		2.10		(0.08)		46
C	12.03	(0.01)	1.64	1.63	—	—	—	—	13.66	13.55		11,913	2.09		2.09		(0.06)		46
R3	13.05	0.08	1.77	1.85	(0.04)	—	—	(0.04)	14.86	14.22		209	1.70		1.50		0.53		46
R4	13.07	0.12	1.78	1.90	(0.06)	—	—	(0.06)	14.91	14.57		167	1.31		1.20		0.85		46
R5	13.18	0.16	1.79	1.95	(0.09)	—	—	(0.09)	15.04	14.93		144	1.01		0.90		1.14		46
Y	13.20	0.15	1.80	1.95	(0.10)	—	—	(0.10)	15.05	14.90		1,594	0.85		0.85		1.04		46

For the Year Ended October 31, 2011
A	$11.90	$0.07	$0.82	$0.89	$(0.02)	$—	$—	$(0.02)	$12.77	7.50%		$80,470	1.44%		1.35%		0.51%		56%
B	11.32	(0.03)	0.79	0.76	(0.01)	—	—	(0.01)	12.07	6.69		4,020	2.42		2.10		(0.21)		56
C	11.28	(0.03)	0.79	0.76	(0.01)	—	—	(0.01)	12.03	6.72		11,221	2.10		2.09		(0.23)		56
R3	12.18	0.04	0.85	0.89	(0.02)	—	—	(0.02)	13.05	7.30		165	1.65		1.50		0.34		56
R4	12.16	0.08	0.86	0.94	(0.03)	—	—	(0.03)	13.07	7.70		134	1.28		1.20		0.64		56
R5	12.24	0.13	0.84	0.97	(0.03)	—	—	(0.03)	13.18	7.94		117	0.96		0.90		0.96		56
Y	12.25	0.13	0.85	0.98	(0.03)	—	—	(0.03)	13.20	8.03		72,307	0.86		0.85		0.98		56

For the Year Ended October 31, 2010
A	$10.44	$0.08	$1.58	$1.66	$(0.20)	$—	$—	$(0.20)	$11.90	16.00%		$81,949	1.47%		1.35%		0.71%		41%
B	9.89	—	1.50	1.50	(0.07)	—	—	(0.07)	11.32	15.18		5,770	2.46		2.10		(0.04)		41
C	9.84	—	1.49	1.49	(0.05)	—	—	(0.05)	11.28	15.18		11,519	2.12		2.10		(0.04)		41
R3	10.71	0.05	1.63	1.68	(0.21)	—	—	(0.21)	12.18	15.77		113	1.66		1.55		0.47		41
R4	10.68	0.09	1.61	1.70	(0.22)	—	—	(0.22)	12.16	16.01		105	1.25		1.23		0.82		41
R5	10.75	0.12	1.65	1.77	(0.28)	—	—	(0.28)	12.24	16.55		105	0.95		0.92		1.09		41
Y	10.76	0.14	1.64	1.78	(0.29)	—	—	(0.29)	12.25	16.63		45,376	0.85		0.85		1.21		41

The accompanying notes are an integral part of these financial statements.

168

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Dividend and Growth Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$27.05	$0.18	$0.77	$0.95	$(0.17)	$(2.30)	$—	$(2.47)	$25.53	3.88	%(4)	$3,859,234	1.01	%(5)	1.01	%(5)	1.43	%(5)	13%
B	26.59	0.06	0.76	0.82	(0.05)	(2.30)	—	(2.35)	25.06	3.41	(4)	58,443	1.96	(5)	1.94	(5)	0.52	(5)	13
C	26.42	0.09	0.75	0.84	(0.09)	(2.30)	—	(2.39)	24.87	3.50	(4)	483,694	1.75	(5)	1.75	(5)	0.69	(5)	13
I	26.95	0.21	0.77	0.98	(0.20)	(2.30)	—	(2.50)	25.43	4.00	(4)	1,908,492	0.81	(5)	0.81	(5)	1.63	(5)	13
R3	27.29	0.14	0.78	0.92	(0.13)	(2.30)	—	(2.43)	25.78	3.71	(4)	92,763	1.35	(5)	1.35	(5)	1.09	(5)	13
R4	27.42	0.18	0.79	0.97	(0.17)	(2.30)	—	(2.47)	25.92	3.89	(4)	157,782	1.04	(5)	1.04	(5)	1.40	(5)	13
R5	27.49	0.22	0.79	1.01	(0.21)	(2.30)	—	(2.51)	25.99	4.03	(4)	242,869	0.74	(5)	0.74	(5)	1.69	(5)	13
R6(6)	27.81	0.21	0.51	0.72	(0.22)	(2.30)	—	(2.52)	26.01	2.95	(4)	10	0.64	(5)	0.64	(5)	1.71	(5)	13
Y	27.50	0.23	0.80	1.03	(0.22)	(2.30)	—	(2.52)	26.01	4.07	(4)	1,354,513	0.64	(5)	0.64	(5)	1.79	(5)	13

For the Year Ended October 31, 2014
A	$25.28	$0.36	$3.43	$3.79	$(0.36)	$(1.66)	$—	$(2.02)	$27.05	16.01%		$3,780,786	1.02%		1.02%		1.40%		23%
B	24.88	0.13	3.35	3.48	(0.11)	(1.66)	—	(1.77)	26.59	14.91		74,126	1.96		1.94		0.50		23
C	24.75	0.16	3.35	3.51	(0.18)	(1.66)	—	(1.84)	26.42	15.12		467,932	1.77		1.77		0.65		23
I	25.20	0.41	3.42	3.83	(0.42)	(1.66)	—	(2.08)	26.95	16.22		1,883,434	0.81		0.81		1.60		23
R3	25.49	0.28	3.45	3.73	(0.27)	(1.66)	—	(1.93)	27.29	15.61		91,839	1.35		1.35		1.07		23
R4	25.60	0.36	3.47	3.83	(0.35)	(1.66)	—	(2.01)	27.42	15.98		159,018	1.04		1.04		1.37		23
R5	25.66	0.44	3.48	3.92	(0.43)	(1.66)	—	(2.09)	27.49	16.32		226,236	0.74		0.74		1.68		23
R6	—	—	—	—	—	—	—	—	27.81	—			—		—		—		—
Y	25.67	0.47	3.48	3.95	(0.46)	(1.66)	—	(2.12)	27.50	16.42		1,340,941	0.64		0.64		1.81		23

For the Year Ended October 31, 2013
A	$20.87	$0.36	$4.75	$5.11	$(0.35)	$(0.35)	$—	$(0.70)	$25.28	25.17%		$3,454,165	1.05%		1.05%		1.57%		30%
B	20.54	0.16	4.68	4.84	(0.15)	(0.35)	—	(0.50)	24.88	24.08		98,179	2.00		1.95		0.71		30
C	20.45	0.19	4.65	4.84	(0.19)	(0.35)	—	(0.54)	24.75	24.26		411,405	1.79		1.79		0.83		30
I	20.80	0.41	4.74	5.15	(0.40)	(0.35)	—	(0.75)	25.20	25.48		1,581,081	0.83		0.83		1.79		30
R3	21.04	0.29	4.80	5.09	(0.29)	(0.35)	—	(0.64)	25.49	24.79		87,399	1.35		1.35		1.27		30
R4	21.12	0.37	4.82	5.19	(0.36)	(0.35)	—	(0.71)	25.60	25.21		139,811	1.05		1.05		1.58		30
R5	21.17	0.43	4.83	5.26	(0.42)	(0.35)	—	(0.77)	25.66	25.57		199,409	0.75		0.75		1.85		30
Y	21.18	0.46	4.83	5.29	(0.45)	(0.35)	—	(0.80)	25.67	25.68		1,596,519	0.65		0.65		1.99		30

For the Year Ended October 31, 2012(7)
A	$18.61	$0.34	$2.26	$2.60	$(0.34)	$—	$—	$(0.34)	$20.87	14.07%		$2,942,844	1.08%		1.08%		1.69%		28%
B	18.32	0.17	2.21	2.38	(0.16)	—	—	(0.16)	20.54	13.03		108,710	2.02		1.95		0.84		28
C	18.25	0.18	2.22	2.40	(0.20)	—	—	(0.20)	20.45	13.20		340,069	1.82		1.82		0.94		28
I	18.56	0.40	2.23	2.63	(0.39)	—	—	(0.39)	20.80	14.30		1,341,707	0.81		0.81		1.96		28
R3	18.76	0.28	2.29	2.57	(0.29)	—	—	(0.29)	21.04	13.77		72,926	1.36		1.35		1.40		28
R4	18.84	0.34	2.29	2.63	(0.35)	—	—	(0.35)	21.12	14.04		122,160	1.05		1.05		1.68		28
R5	18.88	0.39	2.30	2.69	(0.40)	—	—	(0.40)	21.17	14.39		142,940	0.75		0.75		1.99		28
Y	18.88	0.41	2.31	2.72	(0.42)	—	—	(0.42)	21.18	14.55		1,556,898	0.65		0.65		2.08		28

For the Year Ended October 31, 2011
A	$17.93	$0.27	$0.67	$0.94	$(0.26)	$—	$—	$(0.26)	$18.61	5.22%		$2,791,444	1.08%		1.08%		1.42%		30%
B	17.64	0.10	0.66	0.76	(0.08)	—	—	(0.08)	18.32	4.32		137,071	2.01		1.96		0.55		30
C	17.58	0.13	0.66	0.79	(0.12)	—	—	(0.12)	18.25	4.49		309,846	1.83		1.83		0.68		30
I	17.87	0.32	0.68	1.00	(0.31)	—	—	(0.31)	18.56	5.60		1,428,333	0.80		0.80		1.69		30
R3	18.08	0.22	0.67	0.89	(0.21)	—	—	(0.21)	18.76	4.94		57,684	1.37		1.35		1.14		30
R4	18.14	0.28	0.69	0.97	(0.27)	—	—	(0.27)	18.84	5.32		79,535	1.06		1.05		1.43		30
R5	18.18	0.34	0.68	1.02	(0.32)	—	—	(0.32)	18.88	5.62		101,281	0.76		0.75		1.75		30
Y	18.18	0.36	0.68	1.04	(0.34)	—	—	(0.34)	18.88	5.71		1,111,199	0.66		0.66		1.84		30

For the Year Ended October 31, 2010(7)
A	$16.03	$0.25	$1.90	$2.15	$(0.25)	$—	$—	$(0.25)	$17.93	13.46%		$2,850,636	1.11%		1.11%		1.46%		33%
B	15.76	0.11	1.86	1.97	(0.09)	—	—	(0.09)	17.64	12.54		182,506	2.02		1.97		0.63		33
C	15.72	0.12	1.86	1.98	(0.12)	—	—	(0.12)	17.58	12.65		314,729	1.85		1.85		0.71		33
I	15.98	0.29	1.90	2.19	(0.30)	—	—	(0.30)	17.87	13.78		1,129,059	0.82		0.82		1.71		33
R3	16.18	0.19	1.93	2.12	(0.22)	—	—	(0.22)	18.08	13.15		33,933	1.39		1.38		1.06		33
R4	16.22	0.25	1.93	2.18	(0.26)	—	—	(0.26)	18.14	13.51		57,684	1.07		1.06		1.46		33
R5	16.24	0.29	1.96	2.25	(0.31)	—	—	(0.31)	18.18	13.93		65,379	0.78		0.78		0.81		33
Y	16.25	0.32	1.93	2.25	(0.32)	—	—	(0.32)	18.18	13.96		1,018,263	0.67		0.67		1.88		33

The accompanying notes are an integral part of these financial statements.

169

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Equity Income Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$19.04	$0.18	$0.46	$0.64	$(0.16)	$(0.52)	$—	$(0.68)	$19.00	3.53	%(4)	$1,927,191	1.02	%(5)	1.02	%(5)	1.88	%(5)	12%
B	19.05	0.17	0.46	0.63	(0.15)	(0.52)	—	(0.67)	19.01	3.45	(4)	17,531	1.16	(5)	1.16	(5)	1.77	(5)	12
C	18.96	0.11	0.47	0.58	(0.10)	(0.52)	—	(0.62)	18.92	3.19	(4)	482,759	1.74	(5)	1.74	(5)	1.15	(5)	12
I	18.97	0.20	0.47	0.67	(0.19)	(0.52)	—	(0.71)	18.93	3.67	(4)	914,953	0.77	(5)	0.77	(5)	2.13	(5)	12
R3	19.06	0.14	0.47	0.61	(0.13)	(0.52)	—	(0.65)	19.02	3.36	(4)	63,285	1.36	(5)	1.36	(5)	1.54	(5)	12
R4	19.08	0.17	0.48	0.65	(0.16)	(0.52)	—	(0.68)	19.05	3.56	(4)	78,712	1.06	(5)	1.06	(5)	1.84	(5)	12
R5	19.15	0.20	0.48	0.68	(0.19)	(0.52)	—	(0.71)	19.12	3.70	(4)	96,292	0.76	(5)	0.76	(5)	2.14	(5)	12
R6(6)	19.39	0.18	0.30	0.48	(0.20)	(0.52)	—	(0.72)	19.15	2.62	(4)	22	0.68	(5)	0.68	(5)	2.02	(5)	12
Y	19.19	0.21	0.47	0.68	(0.20)	(0.52)	—	(0.72)	19.15	3.68	(4)	253,904	0.66	(5)	0.66	(5)	2.24	(5)	12

For the Year Ended October 31, 2014
A	$17.83	$0.34	$1.76	$2.10	$(0.33)	$(0.56)	$—	$(0.89)	$19.04	12.19%		$1,951,760	1.03%		1.03%		1.83%		13%
B	17.82	0.32	1.77	2.09	(0.30)	(0.56)	—	(0.86)	19.05	12.15		21,619	1.16		1.16		1.72		13
C	17.77	0.20	1.75	1.95	(0.20)	(0.56)	—	(0.76)	18.96	11.36		458,695	1.76		1.76		1.08		13
I	17.76	0.38	1.77	2.15	(0.38)	(0.56)	—	(0.94)	18.97	12.54		903,048	0.76		0.76		2.07		13
R3	17.85	0.27	1.77	2.04	(0.27)	(0.56)	—	(0.83)	19.06	11.81		58,349	1.37		1.37		1.47		13
R4	17.87	0.33	1.76	2.09	(0.32)	(0.56)	—	(0.88)	19.08	12.13		76,746	1.06		1.06		1.78		13
R5	17.93	0.38	1.78	2.16	(0.38)	(0.56)	—	(0.94)	19.15	12.47		91,827	0.76		0.76		2.08		13
R6	—	—	—	—	—	—	—	—	19.39	—			—		—		—		—
Y	17.96	0.40	1.79	2.19	(0.40)	(0.56)	—	(0.96)	19.19	12.61		236,502	0.66		0.66		2.17		13

For the Year Ended October 31, 2013
A	$14.81	$0.32	$3.23	$3.55	$(0.31)	$(0.22)	$—	$(0.53)	$17.83	24.56%		$1,746,629	1.06%		1.06%		1.98%		17%
B	14.78	0.23	3.22	3.45	(0.19)	(0.22)	—	(0.41)	17.82	23.87		27,131	1.65		1.65		1.44		17
C	14.77	0.20	3.22	3.42	(0.20)	(0.22)	—	(0.42)	17.77	23.67		336,264	1.79		1.79		1.20		17
I	14.75	0.36	3.22	3.58	(0.35)	(0.22)	—	(0.57)	17.76	24.93		648,568	0.78		0.78		2.18		17
R3	14.83	0.27	3.23	3.50	(0.26)	(0.22)	—	(0.48)	17.85	24.17		47,928	1.38		1.38		1.62		17
R4	14.84	0.31	3.25	3.56	(0.31)	(0.22)	—	(0.53)	17.87	24.58		65,286	1.08		1.08		1.89		17
R5	14.88	0.35	3.27	3.62	(0.35)	(0.22)	—	(0.57)	17.93	24.99		72,270	0.77		0.77		2.06		17
Y	14.90	0.39	3.26	3.65	(0.37)	(0.22)	—	(0.59)	17.96	25.13		167,906	0.67		0.67		2.35		17

For the Year Ended October 31, 2012
A	$12.93	$0.29	$1.89	$2.18	$(0.30)	$—	$—	$(0.30)	$14.81	17.00%		$1,195,106	1.11%		1.11%		2.12%		27%
B	12.91	0.18	1.86	2.04	(0.14)	—	—	(0.14)	14.78	15.90		27,731	2.00		2.00		1.27		27
C	12.91	0.19	1.88	2.07	(0.21)	—	—	(0.21)	14.77	16.13		160,153	1.84		1.84		1.35		27
I	12.89	0.31	1.89	2.20	(0.34)	—	—	(0.34)	14.75	17.25		244,794	0.81		0.81		2.31		27
R3	12.96	0.24	1.90	2.14	(0.27)	—	—	(0.27)	14.83	16.63		23,077	1.42		1.42		1.72		27
R4	12.97	0.28	1.89	2.17	(0.30)	—	—	(0.30)	14.84	16.90		24,672	1.11		1.11		2.01		27
R5	12.99	0.32	1.91	2.23	(0.34)	—	—	(0.34)	14.88	17.33		8,931	0.82		0.82		2.48		27
Y	13.01	0.55	1.69	2.24	(0.35)	—	—	(0.35)	14.90	17.41		74,613	0.72		0.72		2.68		27

For the Year Ended October 31, 2011
A	$11.99	$0.25	$0.93	$1.18	$(0.24)	$—	$—	$(0.24)	$12.93	9.87%		$826,555	1.17%		1.17%		1.93%		18%
B	11.97	0.14	0.93	1.07	(0.13)	—	—	(0.13)	12.91	8.94		29,071	2.05		2.00		1.11		18
C	11.97	0.15	0.94	1.09	(0.12)	—	—	(0.12)	12.91	9.13		78,710	1.89		1.89		1.20		18
I	11.95	0.28	0.94	1.22	(0.28)	—	—	(0.28)	12.89	10.24		52,965	0.88		0.88		2.21		18
R3	12.03	0.20	0.94	1.14	(0.21)	—	—	(0.21)	12.96	9.49		6,694	1.50		1.50		1.57		18
R4	12.03	0.25	0.93	1.18	(0.24)	—	—	(0.24)	12.97	9.87		5,651	1.18		1.18		1.92		18
R5	12.05	0.27	0.95	1.22	(0.28)	—	—	(0.28)	12.99	10.16		2,597	0.88		0.88		2.11		18
Y	12.06	0.29	0.95	1.24	(0.29)	—	—	(0.29)	13.01	10.33		178,516	0.77		0.77		2.28		18

For the Year Ended October 31, 2010
A	$10.74	$0.21	$1.24	$1.45	$(0.20)	$—	$—	$(0.20)	$11.99	13.63%		$716,700	1.20%		1.20%		1.86%		27%
B	10.72	0.13	1.23	1.36	(0.11)	—	—	(0.11)	11.97	12.73		31,038	2.08		2.00		1.07		27
C	10.73	0.13	1.23	1.36	(0.12)	—	—	(0.12)	11.97	12.75		57,416	1.92		1.92		1.13		27
I	10.72	0.23	1.23	1.46	(0.23)	—	—	(0.23)	11.95	13.76		16,462	0.93		0.93		2.06		27
R3	10.78	0.15	1.27	1.42	(0.17)	—	—	(0.17)	12.03	13.28		1,719	1.55		1.55		1.37		27
R4	10.78	0.21	1.24	1.45	(0.20)	—	—	(0.20)	12.03	13.59		2,926	1.20		1.20		1.80		27
R5	10.79	0.21	1.29	1.50	(0.24)	—	—	(0.24)	12.05	14.06		694	0.87		0.87		1.70		27
Y	10.81	0.26	1.24	1.50	(0.25)	—	—	(0.25)	12.06	14.01		71,899	0.79		0.79		2.27		27

The accompanying notes are an integral part of these financial statements.

170

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Growth Opportunities Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$43.76	$(0.07)	$4.00	$3.93	$—	$(7.73)	$—	$(7.73)	$39.96	10.76	%(4)	$1,663,574	1.12	%(5)	1.12	%(5)	(0.35	)%(5)	52%
B	33.71	(0.18)	2.90	2.72	—	(7.73)	—	(7.73)	28.70	10.26	(4)	20,152	2.03	(5)	2.03	(5)	(1.27	)(5)	52
C	33.91	(0.16)	2.94	2.78	—	(7.73)	—	(7.73)	28.96	10.39	(4)	294,726	1.85	(5)	1.85	(5)	(1.09	)(5)	52
I	44.82	(0.03)	4.14	4.11	—	(7.73)	—	(7.73)	41.20	10.90	(4)	1,969,533	0.90	(5)	0.90	(5)	(0.14	)(5)	52
R3	44.25	(0.14)	4.07	3.93	—	(7.73)	—	(7.73)	40.45	10.59	(4)	36,378	1.45	(5)	1.45	(5)	(0.69	)(5)	52
R4	45.39	(0.08)	4.19	4.11	—	(7.73)	—	(7.73)	41.77	10.74	(4)	59,383	1.14	(5)	1.14	(5)	(0.38	)(5)	52
R5	46.36	(0.02)	4.29	4.27	—	(7.73)	—	(7.73)	42.90	10.90	(4)	113,283	0.84	(5)	0.84	(5)	(0.08	)(5)	52
R6(6)	47.09	—	3.96	3.96	—	(7.73)	—	(7.73)	43.32	10.05	(4)	11	0.75	(5)	0.75	(5)	(0.02	)(5)	52
Y	46.70	—	4.34	4.34	—	(7.73)	—	(7.73)	43.31	10.96	(4)	93,976	0.74	(5)	0.74	(5)	0.02	(5)	52

For the Year Ended October 31, 2014
A	$38.68	$(0.13)	$6.72	$6.59	$—	$(1.51)	$—	$(1.51)	$43.76	17.63%		$1,497,082	1.15%		1.15%		(0.33)%		136	%(9)
B	30.38	(0.37)	5.21	4.84	—	(1.51)	—	(1.51)	33.71	16.65		22,277	2.07		2.02		(1.18)		136	(9)
C	30.51	(0.33)	5.24	4.91	—	(1.51)	—	(1.51)	33.91	16.81		251,628	1.88		1.88		(1.05)		136	(9)
I	39.49	(0.04)	6.88	6.84	—	(1.51)	—	(1.51)	44.82	17.92		1,733,488	0.91		0.91		(0.09)		136	(9)
R3	39.21	(0.26)	6.81	6.55	—	(1.51)	—	(1.51)	44.25	17.28		29,954	1.46		1.45		(0.62)		136	(9)
R4	40.06	(0.14)	6.98	6.84	—	(1.51)	—	(1.51)	45.39	17.65		52,498	1.15		1.15		(0.32)		136	(9)
R5	40.76	(0.02)	7.13	7.11	—	(1.51)	—	(1.51)	46.36	18.02		102,841	0.85		0.85		(0.05)		136	(9)
R6	—	—	—	—	—	—	—	—	47.09	—			—		—		—		—	(9)
Y	41.02	0.03	7.16	7.19	—	(1.51)	—	(1.51)	46.70	18.11		68,001	0.75		0.75		0.08		136	(9)

For the Year Ended October 31, 2013
A	$29.60	$(0.10)	$9.18	$9.08	$—	$—	$—	$—	$38.68	30.68%		$982,699	1.19%		1.19%		(0.30)%		120	%(10)
B	23.43	(0.28)	7.23	6.95	—	—	—	—	30.38	29.66		24,296	2.11		1.96		(1.05)		120	(10)
C	23.52	(0.27)	7.26	6.99	—	—	—	—	30.51	29.72		176,392	1.90		1.90		(1.01)		120	(10)
I	30.14	(0.01)	9.36	9.35	—	—	—	—	39.49	31.02		1,288,778	0.92		0.92		(0.03)		120	(10)
R3	30.09	(0.19)	9.31	9.12	—	—	—	—	39.21	30.31		24,924	1.46		1.45		(0.56)		120	(10)
R4	30.64	(0.09)	9.51	9.42	—	—	—	—	40.06	30.74		44,353	1.15		1.15		(0.25)		120	(10)
R5	31.09	0.01	9.66	9.67	—	—	—	—	40.76	31.10		20,243	0.85		0.85		0.04		120	(10)
Y	31.25	0.05	9.72	9.77	—	—	—	—	41.02	31.26		57,712	0.75		0.75		0.14		120	(10)

For the Year Ended October 31, 2012
A	$25.98	$(0.15)	$3.77	$3.62	$—	$—	$—	$—	$29.60	13.93%		$748,795	1.23%		1.21%		(0.54)%		116%
B	20.72	(0.28)	2.99	2.71	—	—	—	—	23.43	13.08		23,529	2.15		1.96		(1.29)		116
C	20.80	(0.28)	3.00	2.72	—	—	—	—	23.52	13.08		123,174	1.93		1.93		(1.26)		116
I	26.39	(0.08)	3.83	3.75	—	—	—	—	30.14	14.21		893,563	0.95		0.95		(0.28)		116
R3	26.48	(0.22)	3.83	3.61	—	—	—	—	30.09	13.63		17,259	1.48		1.45		(0.78)		116
R4	26.89	(0.14)	3.89	3.75	—	—	—	—	30.64	13.95		38,458	1.16		1.15		(0.47)		116
R5	27.20	(0.05)	3.94	3.89	—	—	—	—	31.09	14.30		14,935	0.86		0.85		(0.17)		116
Y	27.32	(0.03)	3.96	3.93	—	—	—	—	31.25	14.39		46,782	0.76		0.76		(0.09)		116

For the Year Ended October 31, 2011
A(11)	$24.78	$0.02	$1.18	$1.20	$—	$—	$—	$—	$25.98	4.84%		$754,532	1.22%		1.22%		0.06%		121%
B	19.93	(0.29)	1.08	0.79	—	—	—	—	20.72	3.96		27,884	2.13		2.04		(1.32)		121
C	19.98	(0.26)	1.08	0.82	—	—	—	—	20.80	4.10		128,016	1.92		1.92		(1.20)		121
I	25.10	(0.06)	1.35	1.29	—	—	—	—	26.39	5.14		791,091	0.92		0.92		(0.22)		121
R3	25.31	(0.20)	1.37	1.17	—	—	—	—	26.48	4.62		13,444	1.48		1.45		(0.74)		121
R4	25.63	(0.12)	1.38	1.26	—	—	—	—	26.89	4.92		36,249	1.16		1.15		(0.43)		121
R5	25.85	(0.04)	1.39	1.35	—	—	—	—	27.20	5.22		14,132	0.86		0.85		(0.15)		121
Y	25.94	(0.01)	1.39	1.38	—	—	—	—	27.32	5.32		98,278	0.76		0.76		(0.04)		121

For the Year Ended October 31, 2010
A	$20.69	$(0.13)	$4.22	$4.09	$—	$—	$—	$—	$24.78	19.77%		$431,465	1.35%		1.32%		(0.57)%		115%
B	16.77	(0.25)	3.41	3.16	—	—	—	—	19.93	18.84		34,559	2.18		2.07		(1.33)		115
C	16.78	(0.23)	3.43	3.20	—	—	—	—	19.98	19.07		156,903	1.95		1.95		(1.21)		115
I	20.91	(0.05)	4.28	4.23	(0.04)	—	—	(0.04)	25.10	20.23		495,439	0.93		0.93		(0.22)		115
R3	21.17	(0.18)	4.32	4.14	—	—	—	—	25.31	19.56		10,772	1.49		1.49		(0.77)		115
R4	21.37	(0.10)	4.36	4.26	—	—	—	—	25.63	19.93		42,770	1.17		1.17		(0.44)		115
R5	21.52	(0.03)	4.40	4.37	(0.04)	—	—	(0.04)	25.85	20.34		14,203	0.87		0.87		(0.14)		115
Y	21.59	(0.01)	4.42	4.41	(0.06)	—	—	(0.06)	25.94	20.44		136,662	0.77		0.77		(0.04)		115

The accompanying notes are an integral part of these financial statements.

171

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Healthcare Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$36.60	$(0.09)	$4.22	$4.13	$—	$(2.49)	$—	$(2.49)	$38.24	11.84	%(4)	$783,668	1.27	%(5)	1.27	%(5)	(0.50	)%(5)	18%
B	32.18	(0.23)	3.70	3.47	—	(2.49)	—	(2.49)	33.16	11.39	(4)	8,801	2.15	(5)	2.15	(5)	(1.39	)(5)	18
C	32.42	(0.20)	3.72	3.52	—	(2.49)	—	(2.49)	33.45	11.46	(4)	245,745	2.01	(5)	2.01	(5)	(1.23	)(5)	18
I	37.63	(0.04)	4.35	4.31	—	(2.49)	—	(2.49)	39.45	12.00	(4)	201,967	1.01	(5)	1.01	(5)	(0.23	)(5)	18
R3	37.58	(0.16)	4.35	4.19	—	(2.49)	—	(2.49)	39.28	11.68	(4)	55,188	1.61	(5)	1.61	(5)	(0.84	)(5)	18
R4	38.64	(0.11)	4.48	4.37	—	(2.49)	—	(2.49)	40.52	11.84	(4)	42,499	1.31	(5)	1.31	(5)	(0.54	)(5)	18
R5	39.60	(0.05)	4.60	4.55	—	(2.49)	—	(2.49)	41.66	12.01	(4)	4,784	1.02	(5)	1.02	(5)	(0.25	)(5)	18
Y	39.85	(0.03)	4.62	4.59	—	(2.49)	—	(2.49)	41.95	12.04	(4)	8,005	0.91	(5)	0.91	(5)	(0.13	)(5)	18

For the Year Ended October 31, 2014
A	$28.05	$(0.13)	$8.68	$8.55	$—	$—	$—	$—	$36.60	30.48%		$599,010	1.33%		1.33%		(0.40)%		28%
B	24.88	(0.36)	7.66	7.30	—	—	—	—	32.18	29.34		11,303	2.20		2.20		(1.27)		28
C	25.03	(0.32)	7.71	7.39	—	—	—	—	32.42	29.52		176,581	2.06		2.06		(1.13)		28
I	28.76	(0.04)	8.91	8.87	—	—	—	—	37.63	30.84		137,450	1.05		1.05		(0.12)		28
R3	28.89	(0.24)	8.93	8.69	—	—	—	—	37.58	30.08		40,482	1.64		1.64		(0.71)		28
R4	29.62	(0.14)	9.16	9.02	—	—	—	—	38.64	30.45		29,530	1.34		1.34		(0.41)		28
R5	30.27	(0.04)	9.37	9.33	—	—	—	—	39.60	30.82		2,323	1.05		1.05		(0.12)		28
Y	30.42	—	9.43	9.43	—	—	—	—	39.85	31.00		6,081	0.94		0.94		—		28

For the Year Ended October 31, 2013
A	$20.11	$(0.06)	$8.00	$7.94	$—	$—	$—	$—	$28.05	39.48%		$415,323	1.40%		1.40%		(0.24)%		32%
B	17.99	(0.23)	7.12	6.89	—	—	—	—	24.88	38.30		14,697	2.29		2.26		(1.08)		32
C	18.07	(0.21)	7.17	6.96	—	—	—	—	25.03	38.52		116,641	2.11		2.11		(0.95)		32
I	20.55	0.01	8.20	8.21	—	—	—	—	28.76	39.95		79,005	1.08		1.08		0.06		32
R3	20.77	(0.13)	8.25	8.12	—	—	—	—	28.89	39.09		24,914	1.66		1.65		(0.51)		32
R4	21.22	(0.05)	8.45	8.40	—	—	—	—	29.62	39.59		17,817	1.36		1.35		(0.20)		32
R5	21.62	0.05	8.60	8.65	—	—	—	—	30.27	40.01		1,267	1.08		1.05		0.19		32
Y	21.71	0.05	8.66	8.71	—	—	—	—	30.42	40.12		4,056	0.96		0.96		0.20		32

For the Year Ended October 31, 2012(7)
A	$16.80	$—	$3.31	$3.31	$—	$—	$—	$—	$20.11	19.70%		$276,741	1.47%		1.47%		—%		46%
B	15.15	(0.17)	3.01	2.84	—	—	—	—	17.99	18.75		14,015	2.38		2.28		(0.84)		46
C	15.20	(0.12)	2.99	2.87	—	—	—	—	18.07	18.88		73,728	2.17		2.17		(0.71)		46
I	17.10	0.07	3.38	3.45	—	—	—	—	20.55	20.18		38,199	1.11		1.11		0.35		46
R3	17.38	(0.02)	3.41	3.39	—	—	—	—	20.77	19.51		12,521	1.69		1.65		(0.15)		46
R4	17.70	0.02	3.50	3.52	—	—	—	—	21.22	19.89		12,363	1.38		1.35		0.11		46
R5	17.98	0.08	3.56	3.64	—	—	—	—	21.62	20.24		2,489	1.09		1.05		0.43		46
Y	18.05	0.10	3.56	3.66	—	—	—	—	21.71	20.28		3,252	0.98		0.98		0.48		46

For the Year Ended October 31, 2011
A	$15.21	$(0.04)	$1.63	$1.59	$—	$—	$—	$—	$16.80	10.45%		$224,294	1.49%		1.49%		(0.24)%		44%
B	13.83	(0.16)	1.48	1.32	—	—	—	—	15.15	9.54		17,208	2.38		2.28		(1.04)		44
C	13.86	(0.14)	1.48	1.34	—	—	—	—	15.20	9.67		65,692	2.18		2.18		(0.93)		44
I	15.44	0.02	1.64	1.66	—	—	—	—	17.10	10.75		32,213	1.18		1.18		0.09		44
R3	15.76	(0.07)	1.69	1.62	—	—	—	—	17.38	10.28		5,905	1.71		1.65		(0.39)		44
R4	16.01	(0.02)	1.71	1.69	—	—	—	—	17.70	10.56		9,241	1.39		1.35		(0.09)		44
R5	16.21	0.04	1.73	1.77	—	—	—	—	17.98	10.92		1,403	1.09		1.05		0.21		44
Y	16.26	0.05	1.74	1.79	—	—	—	—	18.05	11.01		2,555	0.99		0.99		0.27		44

For the Year Ended October 31, 2010(7)
A	$13.07	$—	$2.14	$2.14	$—	$—	$—	$—	$15.21	16.37%		$236,781	1.49%		1.49%		(0.03)%		36%
B	11.98	(0.14)	1.99	1.85	—	—	—	—	13.83	15.44		23,023	2.39		2.28		(0.84)		36
C	11.99	(0.11)	1.98	1.87	—	—	—	—	13.86	15.60		71,124	2.18		2.18		(0.72)		36
I	13.23	0.04	2.17	2.21	—	—	—	—	15.44	16.70		14,176	1.22		1.22		0.24		36
R3	13.57	(0.02)	2.21	2.19	—	—	—	—	15.76	16.14		3,549	1.70		1.70		(0.17)		36
R4	13.74	0.02	2.25	2.27	—	—	—	—	16.01	16.52		7,939	1.37		1.37		0.11		36
R5	13.87	0.06	2.28	2.34	—	—	—	—	16.21	16.87		1,895	1.08		1.08		0.38		36
Y	13.90	0.08	2.28	2.36	—	—	—	—	16.26	16.98		2,294	0.97		0.97		0.50		36

The accompanying notes are an integral part of these financial statements.

172

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$27.38	$(0.03)	$1.57	$1.54	$—	$(2.67)	$—	$(2.67)	$26.25	6.38	%(4)	$2,032,108	1.13	%(5)	1.13	%(5)	(0.25	)%(5)	17%
B	21.65	(0.11)	1.19	1.08	—	(2.67)	—	(2.67)	20.06	5.91	(4)	27,932	2.03	(5)	2.03	(5)	(1.13	)(5)	17
C	22.18	(0.10)	1.23	1.13	—	(2.67)	—	(2.67)	20.64	6.00	(4)	594,013	1.86	(5)	1.86	(5)	(0.98	)(5)	17
I	27.78	—	1.59	1.59	—	(2.67)	—	(2.67)	26.70	6.48	(4)	656,813	0.91	(5)	0.91	(5)	(0.03	)(5)	17
R3	30.02	(0.09)	1.75	1.66	—	(2.67)	—	(2.67)	29.01	6.21	(4)	70,881	1.46	(5)	1.46	(5)	(0.59	)(5)	17
R4	30.61	(0.04)	1.79	1.75	—	(2.67)	—	(2.67)	29.69	6.40	(4)	132,480	1.16	(5)	1.16	(5)	(0.30	)(5)	17
R5	30.96	—	1.81	1.81	—	(2.67)	—	(2.67)	30.10	6.53	(4)	144,778	0.86	(5)	0.86	(5)	—	(5)	17
R6(6)	31.11	(0.05)	1.88	1.83	—	(2.67)	—	(2.67)	30.27	6.56	(4)	895	0.77	(5)	0.76	(5)	(0.36	)(5)	17
Y	31.10	0.02	1.81	1.83	—	(2.67)	—	(2.67)	30.26	6.57	(4)	1,092,142	0.76	(5)	0.76	(5)	0.14	(5)	17

For the Year Ended October 31, 2014
A	$25.67	$(0.10)	$3.82	$3.72	$—	$(2.01)	$—	$(2.01)	$27.38	15.57%		$1,891,075	1.15%		1.15%		(0.40)%		34%
B	20.88	(0.27)	3.05	2.78	—	(2.01)	—	(2.01)	21.65	14.56		29,446	2.05		2.05		(1.29)		34
C	21.30	(0.24)	3.13	2.89	—	(2.01)	—	(2.01)	22.18	14.81		544,154	1.88		1.88		(1.13)		34
I	25.95	(0.04)	3.88	3.84	—	(2.01)	—	(2.01)	27.78	15.89		550,720	0.90		0.90		(0.17)		34
R3	28.03	(0.21)	4.21	4.00	—	(2.01)	—	(2.01)	30.02	15.24		56,403	1.47		1.47		(0.72)		34
R4	28.47	(0.12)	4.27	4.15	—	(2.01)	—	(2.01)	30.61	15.55		94,232	1.16		1.16		(0.41)		34
R5	28.69	(0.03)	4.31	4.28	—	(2.01)	—	(2.01)	30.96	15.91		110,364	0.86		0.86		(0.11)		34
R6	—	—	—	—	—	—	—	—	31.11	—			—		—		—		—
Y	28.77	(0.01)	4.35	4.34	—	(2.01)	—	(2.01)	31.10	16.08		1,078,695	0.76		0.76		(0.02)		34

For the Year Ended October 31, 2013
A	$20.44	$(0.03)	$6.56	$6.53	$—	$(1.30)	$—	$(1.30)	$25.67	34.17%		$1,847,041	1.20%		1.20%		(0.14)%		38%
B	17.00	(0.18)	5.36	5.18	—	(1.30)	—	(1.30)	20.88	33.01		33,232	2.11		2.07		(1.00)		38
C	17.29	(0.16)	5.47	5.31	—	(1.30)	—	(1.30)	21.30	33.21		474,663	1.91		1.91		(0.85)		38
I	20.65	0.02	6.63	6.65	(0.05)	(1.30)	—	(1.35)	25.95	34.48		277,953	0.96		0.96		0.09		38
R3	22.25	(0.10)	7.18	7.08	—	(1.30)	—	(1.30)	28.03	33.80		47,837	1.48		1.48		(0.43)		38
R4	22.51	(0.03)	7.29	7.26	—	(1.30)	—	(1.30)	28.47	34.24		77,603	1.17		1.17		(0.13)		38
R5	22.69	0.04	7.33	7.37	(0.07)	(1.30)	—	(1.37)	28.69	34.60		91,163	0.87		0.87		0.17		38
Y	22.75	0.07	7.34	7.41	(0.09)	(1.30)	—	(1.39)	28.77	34.73		872,297	0.77		0.77		0.28		38

For the Year Ended October 31, 2012
A	$20.67	$0.05	$2.22	$2.27	$—	$(2.50)	$—	$(2.50)	$20.44	13.47%		$1,536,203	1.23%		1.23%		0.25%		45%
B	17.77	(0.10)	1.83	1.73	—	(2.50)	—	(2.50)	17.00	12.50		30,803	2.16		2.08		(0.62)		45
C	18.01	(0.08)	1.86	1.78	—	(2.50)	—	(2.50)	17.29	12.63		380,413	1.93		1.93		(0.45)		45
I	20.85	0.09	2.25	2.34	(0.04)	(2.50)	—	(2.54)	20.65	13.78		213,875	0.99		0.99		0.48		45
R3	22.32	—	2.43	2.43	—	(2.50)	—	(2.50)	22.25	13.16		37,776	1.49		1.49		(0.01)		45
R4	22.49	0.06	2.46	2.52	—	(2.50)	—	(2.50)	22.51	13.50		57,799	1.18		1.18		0.29		45
R5	22.66	0.13	2.47	2.60	(0.07)	(2.50)	—	(2.57)	22.69	13.85		66,039	0.88		0.88		0.59		45
Y	22.71	0.15	2.48	2.63	(0.09)	(2.50)	—	(2.59)	22.75	13.98		642,084	0.78		0.78		0.70		45

For the Year Ended October 31, 2011
A	$20.16	$0.02	$0.49	$0.51	$—	$—	$—	$—	$20.67	2.53%		$1,754,028	1.21%		1.21%		0.09%		70%
B	17.48	(0.14)	0.43	0.29	—	—	—	—	17.77	1.66		44,266	2.06		2.06		(0.72)		70
C	17.68	(0.12)	0.45	0.33	—	—	—	—	18.01	1.87		422,515	1.91		1.91		(0.63)		70
I	20.28	0.09	0.48	0.57	—	—	—	—	20.85	2.81		324,002	0.92		0.92		0.40		70
R3	21.82	(0.05)	0.55	0.50	—	—	—	—	22.32	2.29		40,311	1.48		1.48		(0.23)		70
R4	21.92	0.02	0.55	0.57	—	—	—	—	22.49	2.60		65,550	1.18		1.18		0.07		70
R5	22.02	0.09	0.55	0.64	—	—	—	—	22.66	2.91		73,192	0.87		0.87		0.38		70
Y	22.05	0.12	0.54	0.66	—	—	—	—	22.71	2.99		678,566	0.77		0.77		0.50		70

For the Year Ended October 31, 2010
A	$16.20	$(0.04)	$4.00	$3.96	$—	$—	$—	$—	$20.16	24.44%		$2,275,785	1.25%		1.25%		(0.24)%		56%
B	14.16	(0.17)	3.49	3.32	—	—	—	—	17.48	23.45		108,330	2.05		2.05		(1.03)		56
C	14.30	(0.15)	3.53	3.38	—	—	—	—	17.68	23.64		448,592	1.93		1.93		(0.92)		56
I	16.25	—	4.03	4.03	—	—	—	—	20.28	24.80		541,255	0.96		0.96		0.01		56
R3	17.58	(0.11)	4.35	4.24	—	—	—	—	21.82	24.12		22,038	1.49		1.49		(0.57)		56
R4	17.60	(0.04)	4.36	4.32	—	—	—	—	21.92	24.55		41,422	1.18		1.18		(0.23)		56
R5	17.62	0.01	4.39	4.40	—	—	—	—	22.02	24.97		47,915	0.88		0.88		0.05		56
Y	17.63	0.05	4.37	4.42	—	—	—	—	22.05	25.07		556,046	0.78		0.78		0.23		56

The accompanying notes are an integral part of these financial statements.

173

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Value Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$16.73	$—	$0.85	$0.85	$(0.02)	$(1.87)	$—	$(1.89)	$15.69	6.20	%(4)	$237,709	1.24	%(5)	1.24	%(5)	0.03	%(5)	16%
B	14.91	(0.06)	0.73	0.67	—	(1.87)	—	(1.87)	13.71	5.69	(4)	1,874	2.27	(5)	2.10	(5)	(0.83	)(5)	16
C	14.84	(0.05)	0.73	0.68	—	(1.87)	—	(1.87)	13.65	5.79	(4)	43,134	1.96	(5)	1.96	(5)	(0.69	)(5)	16
I	16.85	0.03	0.85	0.88	(0.08)	(1.87)	—	(1.95)	15.78	6.34	(4)	34,831	0.94	(5)	0.94	(5)	0.33	(5)	16
R3	17.45	(0.02)	0.88	0.86	—	(1.87)	—	(1.87)	16.44	5.97	(4)	9,153	1.52	(5)	1.52	(5)	(0.26	)(5)	16
R4	17.61	—	0.90	0.90	(0.04)	(1.87)	—	(1.91)	16.60	6.16	(4)	12,273	1.21	(5)	1.21	(5)	0.06	(5)	16
R5	17.75	0.03	0.91	0.94	(0.08)	(1.87)	—	(1.95)	16.74	6.37	(4)	7,615	0.92	(5)	0.92	(5)	0.35	(5)	16
Y	17.78	0.04	0.91	0.95	(0.09)	(1.87)	—	(1.96)	16.77	6.41	(4)	165,428	0.81	(5)	0.81	(5)	0.46	(5)	16

For the Year Ended October 31, 2014
A	$16.44	$0.03	$1.81	$1.84	$—	$(1.55)	$—	$(1.55)	$16.73	12.32%		$222,876	1.27%		1.27%		0.19%		43%
B	14.93	(0.09)	1.62	1.53	—	(1.55)	—	(1.55)	14.91	11.41		2,156	2.28		2.10		(0.63)		43
C	14.85	(0.08)	1.62	1.54	—	(1.55)	—	(1.55)	14.84	11.56		41,382	1.99		1.99		(0.53)		43
I	16.49	0.09	1.82	1.91	—	(1.55)	—	(1.55)	16.85	12.75		37,414	0.92		0.92		0.53		43
R3	17.12	(0.01)	1.89	1.88	—	(1.55)	—	(1.55)	17.45	12.05		10,187	1.53		1.53		(0.08)		43
R4	17.21	0.04	1.91	1.95	—	(1.55)	—	(1.55)	17.61	12.42		9,476	1.22		1.22		0.22		43
R5	17.29	0.09	1.92	2.01	—	(1.55)	—	(1.55)	17.75	12.73		2,851	0.93		0.93		0.52		43
Y	17.31	0.11	1.91	2.02	—	(1.55)	—	(1.55)	17.78	12.79		166,729	0.82		0.82		0.63		43

For the Year Ended October 31, 2013
A	$12.58	$0.02	$3.97	$3.99	$(0.13)	$—	$—	$(0.13)	$16.44	32.01%		$207,552	1.31%		1.31%		0.11%		59%
B	11.40	(0.09)	3.62	3.53	—	—	—	—	14.93	30.96		2,819	2.33		2.10		(0.68)		59
C	11.38	(0.08)	3.60	3.52	(0.05)	—	—	(0.05)	14.85	31.07		38,067	2.01		2.01		(0.60)		59
I	12.62	0.06	3.99	4.05	(0.18)	—	—	(0.18)	16.49	32.49		18,791	0.96		0.96		0.43		59
R3	13.12	(0.02)	4.15	4.13	(0.13)	—	—	(0.13)	17.12	31.68		5,089	1.53		1.53		(0.12)		59
R4	13.17	0.03	4.16	4.19	(0.15)	—	—	(0.15)	17.21	32.11		4,903	1.22		1.22		0.18		59
R5	13.23	0.06	4.19	4.25	(0.19)	—	—	(0.19)	17.29	32.46		1,309	0.93		0.93		0.38		59
Y	13.24	0.09	4.18	4.27	(0.20)	—	—	(0.20)	17.31	32.64		150,335	0.82		0.82		0.60		59

For the Year Ended October 31, 2012
A	$10.75	$0.08	$1.80	$1.88	$(0.05)	$—	$—	$(0.05)	$12.58	17.55%		$159,104	1.38%		1.35%		0.67%		59%
B	9.77	(0.02)	1.65	1.63	—	—	—	—	11.40	16.88		2,813	2.38		2.10		(0.21)		59
C	9.74	—	1.64	1.64	—	—	—	—	11.38	16.84		28,522	2.06		2.06		(0.05)		59
I	10.79	0.12	1.81	1.93	(0.10)	—	—	(0.10)	12.62	18.02		5,296	1.00		1.00		1.06		59
R3	11.23	0.06	1.88	1.94	(0.05)	—	—	(0.05)	13.12	17.41		3,514	1.55		1.55		0.50		59
R4	11.28	0.10	1.88	1.98	(0.09)	—	—	(0.09)	13.17	17.70		2,735	1.25		1.25		0.79		59
R5	11.31	0.14	1.88	2.02	(0.10)	—	—	(0.10)	13.23	18.07		311	0.96		0.95		1.14		59
Y	11.31	0.15	1.89	2.04	(0.11)	—	—	(0.11)	13.24	18.22		136,388	0.84		0.84		1.24		59

For the Year Ended October 31, 2011
A	$10.69	$0.01	$0.05	$0.06	$—	$—	$—	$—	$10.75	0.56%		$147,222	1.38%		1.35%		0.05%		54%
B	9.79	(0.07)	0.05	(0.02)	—	—	—	—	9.77	(0.20)		8,100	2.32		2.10		(0.69)		54
C	9.77	(0.07)	0.04	(0.03)	—	—	—	—	9.74	(0.31)		28,939	2.09		2.09		(0.70)		54
I	10.72	0.04	0.05	0.09	(0.02)	—	—	(0.02)	10.79	0.81		3,459	1.04		1.04		0.34		54
R3	11.20	(0.03)	0.06	0.03	—	—	—	—	11.23	0.27		1,584	1.60		1.55		(0.23)		54
R4	11.21	(0.01)	0.08	0.07	—	—	—	—	11.28	0.62		1,523	1.29		1.25		(0.05)		54
R5	11.22	0.05	0.06	0.11	(0.02)	—	—	(0.02)	11.31	0.96		136	0.99		0.95		0.43		54
Y	11.22	0.06	0.06	0.12	(0.03)	—	—	(0.03)	11.31	1.01		109,944	0.88		0.88		0.51		54

For the Year Ended October 31, 2010
A	$8.37	$—	$2.33	$2.33	$(0.01)	$—	$—	$(0.01)	$10.69	27.83%		$176,359	1.44%		1.35%		0.01%		48%
B	7.72	(0.06)	2.13	2.07	—	—	—	—	9.79	26.81		14,305	2.32		2.10		(0.70)		48
C	7.70	(0.07)	2.14	2.07	—	—	—	—	9.77	26.88		30,467	2.13		2.10		(0.74)		48
I	9.71	—	1.01	1.01	—	—	—	—	10.72	10.40		254	0.95		0.95		0.06		48
R3	10.17	(0.02)	1.05	1.03	—	—	—	—	11.20	10.13		110	1.60		1.55		(0.40)		48
R4	10.17	—	1.04	1.04	—	—	—	—	11.21	10.23		110	1.30		1.25		(0.10)		48
R5	10.17	0.01	1.04	1.05	—	—	—	—	11.22	10.32		111	1.00		0.96		0.20		48
Y	8.77	0.04	2.44	2.48	(0.03)	—	—	(0.03)	11.22	28.39		96,621	0.90		0.90		0.39		48

The accompanying notes are an integral part of these financial statements.

174

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Company Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$24.83	$(0.08)	$0.71	$0.63	$—	$(4.09)	$—	$(4.09)	$21.37	3.51	%(4)	$372,856	1.34	%(5)	1.34	%(5)	(0.74	)%(5)	51%
B	20.40	(0.13)	0.54	0.41	—	(4.09)	—	(4.09)	16.72	3.13	(4)	3,952	2.27	(5)	2.14	(5)	(1.53	)(5)	51
C	20.36	(0.12)	0.53	0.41	—	(4.09)	—	(4.09)	16.68	3.14	(4)	39,511	2.02	(5)	2.02	(5)	(1.42	)(5)	51
I	25.51	(0.06)	0.74	0.68	—	(4.09)	—	(4.09)	22.10	3.63	(4)	71,400	1.12	(5)	1.12	(5)	(0.52	)(5)	51
R3	26.39	(0.11)	0.77	0.66	—	(4.09)	—	(4.09)	22.96	3.40	(4)	40,616	1.54	(5)	1.54	(5)	(0.95	)(5)	51
R4	27.21	(0.08)	0.81	0.73	—	(4.09)	—	(4.09)	23.85	3.54	(4)	69,036	1.24	(5)	1.24	(5)	(0.64	)(5)	51
R5	27.95	(0.04)	0.83	0.79	—	(4.09)	—	(4.09)	24.65	3.72	(4)	11,056	0.96	(5)	0.95	(5)	(0.34	)(5)	51
R6(6)	28.20	(0.03)	0.92	0.89	—	(4.09)	—	(4.09)	25.00	4.05	(4)	10	0.84	(5)	0.84	(5)	(0.23	)(5)	51
Y	28.27	(0.03)	0.84	0.81	—	(4.09)	—	(4.09)	24.99	3.75	(4)	350,323	0.84	(5)	0.84	(5)	(0.24	)(5)	51

For the Year Ended October 31, 2014
A	$24.58	$(0.24)	$3.26	$3.02	$—	$(2.77)	$—	$(2.77)	$24.83	13.49%		$355,056	1.34%		1.34%		(1.01)%		92%
B	20.82	(0.36)	2.71	2.35	—	(2.77)	—	(2.77)	20.40	12.61		4,730	2.29		2.15		(1.80)		92
C	20.77	(0.34)	2.70	2.36	—	(2.77)	—	(2.77)	20.36	12.70		38,351	2.05		2.05		(1.71)		92
I	25.12	(0.19)	3.35	3.16	—	(2.77)	—	(2.77)	25.51	13.78		60,425	1.10		1.10		(0.77)		92
R3	26.00	(0.31)	3.47	3.16	—	(2.77)	—	(2.77)	26.39	13.27		60,124	1.55		1.55		(1.21)		92
R4	26.65	(0.24)	3.57	3.33	—	(2.77)	—	(2.77)	27.21	13.62		66,353	1.25		1.25		(0.91)		92
R5	27.23	(0.16)	3.65	3.49	—	(2.77)	—	(2.77)	27.95	13.95		7,585	0.97		0.95		(0.61)		92
R6	—	—	—	—	—	—	—	—	28.20	—			—		—		—		—
Y	27.48	(0.14)	3.70	3.56	—	(2.77)	—	(2.77)	28.27	14.08		337,933	0.85		0.85		(0.51)		92

For the Year Ended October 31, 2013
A	$19.52	$(0.16)	$6.56	$6.40	$—	$(1.34)	$—	$(1.34)	$24.58	35.44%		$320,630	1.39%		1.39%		(0.73)%		106%
B	16.87	(0.27)	5.56	5.29	—	(1.34)	—	(1.34)	20.82	34.34		6,062	2.35		2.15		(1.47)		106
C	16.82	(0.26)	5.55	5.29	—	(1.34)	—	(1.34)	20.77	34.45		38,428	2.09		2.09		(1.43)		106
I	19.87	(0.11)	6.70	6.59	—	(1.34)	—	(1.34)	25.12	35.79		38,749	1.14		1.14		(0.52)		106
R3	20.61	(0.20)	6.93	6.73	—	(1.34)	—	(1.34)	26.00	35.15		57,652	1.56		1.55		(0.88)		106
R4	21.03	(0.14)	7.10	6.96	—	(1.34)	—	(1.34)	26.65	35.56		67,467	1.26		1.25		(0.59)		106
R5	21.39	(0.06)	7.24	7.18	—	(1.34)	—	(1.34)	27.23	36.02		8,321	0.99		0.95		(0.25)		106
Y	21.56	(0.05)	7.31	7.26	—	(1.34)	—	(1.34)	27.48	36.12		320,003	0.86		0.86		(0.20)		106

For the Year Ended October 31, 2012
A	$19.23	$(0.18)	$1.46	$1.28	$—	$(0.99)	$—	$(0.99)	$19.52	7.44%		$268,501	1.41%		1.40%		(0.85)%		124%
B	16.88	(0.35)	1.33	0.98	—	(0.99)	—	(0.99)	16.87	6.65		5,972	2.37		2.15		(1.60)		124
C	16.83	(0.29)	1.27	0.98	—	(0.99)	—	(0.99)	16.82	6.67		32,182	2.12		2.12		(1.57)		124
I	19.51	(0.11)	1.46	1.35	—	(0.99)	—	(0.99)	19.87	7.70		24,366	1.14		1.14		(0.58)		124
R3	20.27	(0.20)	1.53	1.33	—	(0.99)	—	(0.99)	20.61	7.30		48,148	1.58		1.55		(0.99)		124
R4	20.60	(0.13)	1.55	1.42	—	(0.99)	—	(0.99)	21.03	7.63		56,217	1.27		1.25		(0.68)		124
R5	20.88	(0.11)	1.61	1.50	—	(0.99)	—	(0.99)	21.39	7.93		8,859	1.00		0.95		(0.41)		124
Y	21.02	(0.06)	1.59	1.53	—	(0.99)	—	(0.99)	21.56	8.02		243,219	0.87		0.87		(0.30)		124

For the Year Ended October 31, 2011
A	$17.48	$(0.15)	$1.90	$1.75	$—	$—	$—	$—	$19.23	10.01%		$296,062	1.37%		1.37%		(0.77)%		111%
B	15.46	(0.27)	1.69	1.42	—	—	—	—	16.88	9.18		9,192	2.30		2.15		(1.55)		111
C	15.41	(0.26)	1.68	1.42	—	—	—	—	16.83	9.21		36,465	2.10		2.10		(1.50)		111
I	17.68	(0.10)	1.93	1.83	—	—	—	—	19.51	10.35		19,056	1.08		1.08		(0.49)		111
R3	18.45	(0.20)	2.02	1.82	—	—	—	—	20.27	9.86		46,392	1.57		1.55		(0.96)		111
R4	18.70	(0.14)	2.04	1.90	—	—	—	—	20.60	10.16		51,387	1.26		1.25		(0.66)		111
R5	18.90	(0.08)	2.06	1.98	—	—	—	—	20.88	10.48		9,867	0.99		0.95		(0.35)		111
Y	19.01	(0.06)	2.07	2.01	—	—	—	—	21.02	10.57		235,036	0.86		0.86		(0.26)		111

For the Year Ended October 31, 2010
A	$13.90	$(0.13)	$3.71	$3.58	$—	$—	$—	$—	$17.48	25.76%		$289,558	1.41%		1.40%		(0.80)%		181%
B	12.39	(0.22)	3.29	3.07	—	—	—	—	15.46	24.78		12,384	2.36		2.15		(1.54)		181
C	12.34	(0.22)	3.29	3.07	—	—	—	—	15.41	24.88		40,018	2.16		2.15		(1.55)		181
I	14.03	(0.09)	3.74	3.65	—	—	—	—	17.68	26.02		13,283	1.17		1.15		(0.54)		181
R3	14.70	(0.16)	3.91	3.75	—	—	—	—	18.45	25.51		35,873	1.59		1.57		(1.00)		181
R4	14.85	(0.11)	3.96	3.85	—	—	—	—	18.70	25.93		45,096	1.28		1.26		(0.67)		181
R5	14.97	(0.07)	4.00	3.93	—	—	—	—	18.90	26.25		11,706	1.02		1.02		(0.41)		181
Y	15.03	(0.05)	4.03	3.98	—	—	—	—	19.01	26.48		273,558	0.87		0.87		(0.28)		181

The accompanying notes are an integral part of these financial statements.

175

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small/Mid Cap Equity Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$13.89	$0.07	$0.46	$0.53	$(0.08)	$(1.29)	$—	$(1.37)	$13.05	4.44	%(4)	$56,716	1.36	%(5)	1.30	%(5)	1.05	%(5)	43%
B	13.12	0.02	0.44	0.46	—	(1.29)	—	(1.29)	12.29	4.09	(4)	2,425	2.26	(5)	2.05	(5)	0.30	(5)	43
C	12.96	0.02	0.43	0.45	—	(1.29)	—	(1.29)	12.12	4.07	(4)	14,013	2.11	(5)	2.05	(5)	0.30	(5)	43
I(8)	13.40	—	(0.34)	(0.34)	—	—	—	—	13.06	(2.90	)(4)	97	0.93	(5)	0.93	(5)	(0.02	)(5)	43
R3	14.21	0.06	0.48	0.54	(0.06)	(1.29)	—	(1.35)	13.40	4.39	(4)	735	1.66	(5)	1.50	(5)	0.85	(5)	43
R4	14.26	0.08	0.49	0.57	(0.11)	(1.29)	—	(1.40)	13.43	4.55	(4)	534	1.34	(5)	1.20	(5)	1.16	(5)	43
R5	14.32	0.10	0.48	0.58	(0.13)	(1.29)	—	(1.42)	13.48	4.68	(4)	230	1.03	(5)	0.90	(5)	1.44	(5)	43
Y	14.31	0.10	0.49	0.59	(0.14)	(1.29)	—	(1.43)	13.47	4.73	(4)	1,329	0.93	(5)	0.85	(5)	1.50	(5)	43

For the Year Ended October 31, 2014
A	$14.77	$0.10	$1.11	$1.21	$(0.14)	$(1.95)	$—	$(2.09)	$13.89	9.22%		$54,722	1.41%		1.30%		0.75%		116%
B	14.06	—	1.05	1.05	(0.04)	(1.95)	—	(1.99)	13.12	8.39		3,119	2.32		2.05		0.01		116
C	13.94	—	1.03	1.03	(0.06)	(1.95)	—	(2.01)	12.96	8.39		13,603	2.16		2.05		—		116
I	—	—	—	—	—	—	—	—	13.40	—			—		—		—		—
R3	15.10	0.07	1.14	1.21	(0.15)	(1.95)	—	(2.10)	14.21	8.99		587	1.70		1.50		0.53		116
R4	15.10	0.11	1.14	1.25	(0.14)	(1.95)	—	(2.09)	14.26	9.31		516	1.37		1.20		0.81		116
R5	15.16	0.16	1.14	1.30	(0.19)	(1.95)	—	(2.14)	14.32	9.62		204	1.05		0.90		1.14		116
Y	15.14	0.17	1.14	1.31	(0.19)	(1.95)	—	(2.14)	14.31	9.75		247	0.96		0.85		1.20		116

For the Year Ended October 31, 2013
A	$11.21	$0.19	$3.50	$3.69	$(0.13)	$—	$—	$(0.13)	$14.77	33.23%		$51,393	1.43%		1.30%		1.48%		140%
B	10.68	0.09	3.34	3.43	(0.05)	—	—	(0.05)	14.06	32.21		4,337	2.35		2.05		0.77		140
C	10.60	0.09	3.30	3.39	(0.05)	—	—	(0.05)	13.94	32.12		12,315	2.18		2.05		0.73		140
R3	11.47	0.14	3.61	3.75	(0.12)	—	—	(0.12)	15.10	32.93		598	1.68		1.50		1.05		140
R4	11.48	0.23	3.55	3.78	(0.16)	—	—	(0.16)	15.10	33.25		172	1.34		1.20		1.75		140
R5	11.51	0.25	3.58	3.83	(0.18)	—	—	(0.18)	15.16	33.71		169	1.04		0.90		1.87		140
Y	11.51	0.29	3.53	3.82	(0.19)	—	—	(0.19)	15.14	33.59		224	0.93		0.85		2.33		140

For the Year Ended October 31, 2012(7)
A	$10.10	$0.08	$1.03	$1.11	$—	$—	$—	$—	$11.21	10.99%		$41,266	1.44%		1.30%		0.69%		121%
B	9.69	(0.01)	1.00	0.99	—	—	—	—	10.68	10.22		4,391	2.38		2.05		(0.06)		121
C	9.62	(0.01)	0.99	0.98	—	—	—	—	10.60	10.19		9,624	2.21		2.05		(0.06)		121
R3	10.35	0.05	1.07	1.12	—	—	—	—	11.47	10.82		144	1.65		1.50		0.52		121
R4	10.36	0.09	1.06	1.15	(0.03)	—	—	(0.03)	11.48	11.11		262	1.35		1.20		0.90		121
R5	10.36	0.12	1.07	1.19	(0.04)	—	—	(0.04)	11.51	11.48		127	1.03		0.90		1.11		121
Y	10.36	0.23	0.96	1.19	(0.04)	—	—	(0.04)	11.51	11.49		20,243	0.90		0.85		1.01		121

For the Year Ended October 31, 2011
A	$9.37	$0.03	$0.73	$0.76	$(0.03)	$—	$—	$(0.03)	$10.10	8.09%		$44,655	1.36%		1.30%		0.27%		202%
B	9.04	(0.05)	0.70	0.65	—	—	—	—	9.69	7.19		4,821	2.31		2.05		(0.47)		202
C	8.97	(0.05)	0.70	0.65	—	—	—	—	9.62	7.25		9,702	2.13		2.05		(0.48)		202
R3(12)	9.13	—	1.22	1.22	—	—	—	—	10.35	13.36	(4)	113	1.61	(5)	1.50	(5)	(0.40	)(5)	202
R4(12)	9.13	—	1.23	1.23	—	—	—	—	10.36	13.47	(4)	113	1.31	(5)	1.20	(5)	(0.12	)(5)	202
R5(12)	9.13	—	1.23	1.23	—	—	—	—	10.36	13.47	(4)	114	1.01	(5)	0.90	(5)	0.17	(5)	202
Y	9.60	0.07	0.76	0.83	(0.07)	—	—	(0.07)	10.36	8.61		88,130	0.87		0.85		0.68		202

For the Year Ended October 31, 2010
A	$7.49	$0.02	$1.86	$1.88	$—	$—	$—	$—	$9.37	25.10%		$46,068	1.45%		1.31%		0.19%		399	%(13)
B	7.27	(0.05)	1.82	1.77	—	—	—	—	9.04	24.35		5,420	2.39		2.06		(0.55)		399	(13)
C	7.21	(0.04)	1.80	1.76	—	—	—	—	8.97	24.41		10,025	2.22		2.06		(0.56)		399	(13)
Y	7.64	0.05	1.91	1.96	—	—	—	—	9.60	25.65		42,540	0.89		0.87		0.65		399	(13)

The accompanying notes are an integral part of these financial statements.

176

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford SmallCap Growth Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$48.63	$(0.03)		$3.89	$3.86	$—	$(2.12)	$—	$(2.12)	$50.37	8.26	%(4)	$264,166	1.20	%(5)	1.20	%(5)	(0.14	)%(5)	42%
B	40.12	(0.20)		3.17	2.97	—	(2.12)	—	(2.12)	40.97	7.77	(4)	2,160	2.20	(5)	2.06	(5)	(0.99	)(5)	42
C	39.77	(0.17)		3.15	2.98	—	(2.12)	—	(2.12)	40.63	7.87	(4)	52,577	1.90	(5)	1.90	(5)	(0.84	)(5)	42
I	49.55	0.05		3.97	4.02	—	(2.12)	—	(2.12)	51.45	8.43	(4)	193,716	0.90	(5)	0.90	(5)	0.18	(5)	42
R3	48.74	(0.10)		3.90	3.80	—	(2.12)	—	(2.12)	50.42	8.09	(4)	15,761	1.48	(5)	1.48	(5)	(0.42	)(5)	42
R4	49.86	(0.03)		4.01	3.98	—	(2.12)	—	(2.12)	51.72	8.28	(4)	72,110	1.16	(5)	1.16	(5)	(0.11	)(5)	42
R5	51.13	0.06		4.10	4.16	—	(2.12)	—	(2.12)	53.17	8.43	(4)	103,046	0.86	(5)	0.86	(5)	0.21	(5)	42
R6(6)	51.80	0.08		3.83	3.91	—	(2.12)	—	(2.12)	53.59	7.86	(4)	11	0.76	(5)	0.76	(5)	0.33	(5)	42
Y	51.49	0.08		4.14	4.22	—	(2.12)	—	(2.12)	53.59	8.49	(4)	310,342	0.76	(5)	0.76	(5)	0.29	(5)	42

For the Year Ended October 31, 2014
A	$47.96	$(0.26)		$4.36	$4.10	$—	$(3.43)	$—	$(3.43)	$48.63	9.02%		$239,697	1.28%		1.28%		(0.55)%		61%
B	40.45	(0.54)		3.64	3.10	—	(3.43)	—	(3.43)	40.12	8.16		2,695	2.26		2.11		(1.36)		61
C	40.08	(0.49)		3.61	3.12	—	(3.43)	—	(3.43)	39.77	8.30		44,184	1.97		1.97		(1.24)		61
I	48.67	(0.12)		4.43	4.31	—	(3.43)	—	(3.43)	49.55	9.34		114,450	0.97		0.97		(0.25)		61
R3	48.17	(0.38)		4.38	4.00	—	(3.43)	—	(3.43)	48.74	8.76		8,744	1.53		1.53		(0.81)		61
R4	49.06	(0.25)		4.48	4.23	—	(3.43)	—	(3.43)	49.86	9.09		47,028	1.22		1.22		(0.52)		61
R5	50.07	(0.11)		4.60	4.49	—	(3.43)	—	(3.43)	51.13	9.45		39,856	0.91		0.91		(0.22)		61
Y	50.36	(0.05)		4.61	4.56	—	(3.43)	—	(3.43)	51.49	9.54		213,384	0.81		0.81		(0.10)		61

For the Year Ended October 31, 2013
A	$34.72	$(0.15)		$13.39	$13.24	$—	$—	$—	$—	$47.96	38.13%		$226,795	1.40%		1.40%		(0.37)%		90%
B	29.50	(0.36)		11.31	10.95	—	—	—	—	40.45	37.12		4,552	2.40		2.15		(1.05)		90
C	29.21	(0.40)		11.27	10.87	—	—	—	—	40.08	37.21		33,255	2.08		2.08		(1.13)		90
I	35.10	(0.05)		13.62	13.57	—	—	—	—	48.67	38.66		71,601	1.04		1.04		(0.13)		90
R3	34.93	(0.26)		13.50	13.24	—	—	—	—	48.17	37.90		8,280	1.59		1.59		(0.62)		90
R4	35.47	(0.19)		13.78	13.59	—	—	—	—	49.06	38.31		17,412	1.27		1.27		(0.44)		90
R5	36.10	(0.10)		14.07	13.97	—	—	—	—	50.07	38.70		3,579	0.97		0.97		(0.22)		90
Y	36.27	0.03		14.06	14.09	—	—	—	—	50.36	38.85		121,003	0.87		0.87		0.07		90

For the Year Ended October 31, 2012
A	$31.27	$(0.22)		$3.67	$3.45	$—	$—	$—	$—	$34.72	11.03%		$154,415	1.48%		1.40%		(0.65)%		73%
B	26.77	(0.40)		3.13	2.73	—	—	—	—	29.50	10.20		4,747	2.44		2.15		(1.41)		73
C	26.51	(0.40)		3.10	2.70	—	—	—	—	29.21	10.18		13,343	2.17		2.15		(1.40)		73
I	31.52	(0.11)		3.69	3.58	—	—	—	—	35.10	11.36		20,730	1.11		1.11		(0.33)		73
R3	31.53	(0.27)		3.67	3.40	—	—	—	—	34.93	11.78		3,672	1.67		1.60		(0.80)		73
R4	31.91	(0.19)		3.75	3.56	—	—	—	—	35.47	11.16		4,053	1.32		1.30		(0.54)		73
R5	32.38	(0.08)		3.80	3.72	—	—	—	—	36.10	11.49		345	1.05		1.00		(0.24)		73
Y	32.51	(0.06)		3.82	3.76	—	—	—	—	36.27	11.57		41,745	0.89		0.89		(0.18)		73

For the Year Ended October 31, 2011
A(11)	$27.59	$(0.29)		$3.97	$3.68	$—	$—	$—	$—	$31.27	13.34%		$154,303	1.48%		1.40%		(0.93)%		70%
B	23.80	(0.40)		3.37	2.97	—	—	—	—	26.77	12.48		7,018	2.39		2.15		(1.46)		70
C	23.57	(0.40)		3.34	2.94	—	—	—	—	26.51	12.47		12,285	2.18		2.15		(1.47)		70
I	27.73	(0.14)		3.93	3.79	—	—	—	—	31.52	13.67		9,312	1.10		1.10		(0.43)		70
R3	27.87	(0.30)		3.96	3.66	—	—	—	—	31.53	13.13		763	1.69		1.60		(0.93)		70
R4	28.13	(0.20)		3.98	3.78	—	—	—	—	31.91	13.44		3,059	1.30		1.30		(0.62)		70
R5	28.46	(0.11)		4.03	3.92	—	—	—	—	32.38	13.77		227	1.03		1.00		(0.33)		70
Y	28.54	(0.07)		4.04	3.97	—	—	—	—	32.51	13.91		134,508	0.89		0.89		(0.22)		70

For the Year Ended October 31, 2010
A	$20.45	$(0.15	)(14)	$7.27	$7.14	$—	$—	$—	$—	$27.59	34.91	%(15)	$53,548	1.62%		1.40%		(0.64)%		137%
B	17.78	(0.29	)(14)	6.29	6.02	—	—	—	—	23.80	33.86	(15)	8,398	2.59		2.15		(1.39)		137
C	17.60	(0.29	)(14)	6.24	5.97	—	—	—	—	23.57	33.92	(15)	11,084	2.34		2.15		(1.39)		137
I	20.50	(0.09	)(14)	7.30	7.23	—	—	—	—	27.73	35.27	(15)	5,384	1.23		1.15		(0.39)		137
R3	20.71	(0.22	)(14)	7.35	7.16	—	—	—	—	27.87	34.57	(15)	367	1.77		1.63		(0.90)		137
R4	20.84	(0.14	)(14)	7.40	7.29	—	—	—	—	28.13	34.98	(15)	2,831	1.38		1.33		(0.58)		137
R5	21.02	(0.06	)(14)	7.47	7.44	—	—	—	—	28.46	35.39	(15)	132	1.09		1.05		(0.26)		137
Y	21.06	(0.04	)(14)	7.49	7.48	—	—	—	—	28.54	35.52	(15)	93,908	0.95		0.95		(0.18)		137

The accompanying notes are an integral part of these financial statements.

177

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Value Opportunities Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$20.45	$0.11	$0.84	$0.95	$(0.13)	$(1.40)	$—	$(1.53)	$19.87	5.26	%(4)	$229,000	1.21	%(5)	1.21	%(5)	1.11	%(5)	29%
B	18.22	0.01	0.76	0.77	—	(1.40)	—	(1.40)	17.59	4.86	(4)	2,867	2.27	(5)	1.98	(5)	0.08	(5)	29
C	18.14	0.03	0.74	0.77	(0.04)	(1.40)	—	(1.44)	17.47	4.88	(4)	29,890	1.93	(5)	1.92	(5)	0.36	(5)	29
I	20.25	0.13	0.85	0.98	(0.20)	(1.40)	—	(1.60)	19.63	5.45	(4)	34,076	0.92	(5)	0.92	(5)	1.36	(5)	29
R3	20.62	0.08	0.86	0.94	(0.08)	(1.40)	—	(1.48)	20.08	5.14	(4)	4,015	1.52	(5)	1.47	(5)	0.77	(5)	29
R4	20.82	0.11	0.88	0.99	(0.14)	(1.40)	—	(1.54)	20.27	5.33	(4)	13,366	1.19	(5)	1.17	(5)	1.10	(5)	29
R5	20.95	0.14	0.87	1.01	(0.16)	(1.40)	—	(1.56)	20.40	5.44	(4)	2,720	0.90	(5)	0.87	(5)	1.40	(5)	29
Y	21.03	0.15	0.87	1.02	(0.20)	(1.40)	—	(1.60)	20.45	5.48	(4)	1,875	0.79	(5)	0.79	(5)	1.49	(5)	29

For the Year Ended October 31, 2014
A	$18.31	$0.17	$2.05	$2.22	$(0.08)	$—	$—	$(0.08)	$20.45	12.18%		$237,539	1.25%		1.25%		0.87%		74	%(16)
B	16.36	0.03	1.83	1.86	—	—	—	—	18.22	11.37		3,928	2.27		1.97		0.19		74	(16)
C	16.29	0.02	1.83	1.85	—	—	—	—	18.14	11.36		31,729	1.95		1.95		0.12		74	(16)
I	18.12	0.23	2.03	2.26	(0.13)	—	—	(0.13)	20.25	12.56		44,306	0.87		0.87		1.17		74	(16)
R3	18.50	0.13	2.05	2.18	(0.06)	—	—	(0.06)	20.62	11.84		4,528	1.53		1.47		0.63		74	(16)
R4	18.64	0.18	2.09	2.27	(0.09)	—	—	(0.09)	20.82	12.24		13,626	1.21		1.17		0.91		74	(16)
R5	18.76	0.24	2.10	2.34	(0.15)	—	—	(0.15)	20.95	12.52		2,735	0.88		0.85		1.15		74	(16)
Y	18.82	0.21	2.16	2.37	(0.16)	—	—	(0.16)	21.03	12.64		1,841	0.83		0.83		1.07		74	(16)

For the Year Ended October 31, 2013
A	$14.02	$0.11	$4.40	$4.51	$(0.22)	$—	$—	$(0.22)	$18.31	32.53%		$118,203	1.44%		1.35%		0.67%		81%
B	12.54	—	3.93	3.93	(0.11)	—	—	(0.11)	16.36	31.50		3,825	2.39		2.10		(0.03)		81
C	12.49	(0.01)	3.93	3.92	(0.12)	—	—	(0.12)	16.29	31.59		11,059	2.13		2.10		(0.07)		81
I	13.87	0.16	4.34	4.50	(0.25)	—	—	(0.25)	18.12	32.93		7,908	1.07		1.06		0.95		81
R3	14.16	0.08	4.45	4.53	(0.19)	—	—	(0.19)	18.50	32.31		1,480	1.68		1.55		0.49		81
R4	14.27	0.13	4.47	4.60	(0.23)	—	—	(0.23)	18.64	32.62		7,271	1.32		1.25		0.78		81
R5	14.36	0.18	4.50	4.68	(0.28)	—	—	(0.28)	18.76	33.06		1,909	1.02		0.95		1.08		81
Y	14.41	0.19	4.50	4.69	(0.28)	—	—	(0.28)	18.82	33.06		1,149	0.91		0.90		1.17		81

For the Year Ended October 31, 2012
A	$12.68	$0.19	$1.27	$1.46	$(0.12)	$—	$—	$(0.12)	$14.02	11.60%		$86,261	1.50%		1.35%		1.44%		56%
B	11.33	0.08	1.15	1.23	(0.02)	—	—	(0.02)	12.54	10.85		4,388	2.44		2.10		0.65		56
C	11.31	0.08	1.13	1.21	(0.03)	—	—	(0.03)	12.49	10.74		8,880	2.17		2.10		0.67		56
I	12.57	0.22	1.25	1.47	(0.17)	—	—	(0.17)	13.87	11.87		3,995	1.11		1.09		1.70		56
R3	12.81	0.18	1.27	1.45	(0.10)	—	—	(0.10)	14.16	11.38		1,443	1.70		1.55		1.31		56
R4	12.90	0.21	1.30	1.51	(0.14)	—	—	(0.14)	14.27	11.81		6,015	1.33		1.25		1.55		56
R5	12.99	0.31	1.24	1.55	(0.18)	—	—	(0.18)	14.36	12.08		1,296	1.05		0.95		2.25		56
Y	13.05	0.24	1.30	1.54	(0.18)	—	—	(0.18)	14.41	12.00		1,076	0.92		0.90		1.77		56

For the Year Ended October 31, 2011(7)
A(11)	$12.15	$0.09	$0.45	$0.54	$(0.01)	$—	$—	$(0.01)	$12.68	4.41%		$86,456	1.46%		1.35%		0.81%		70%
B	10.94	(0.02)	0.41	0.39	—	—	—	—	11.33	3.56		5,838	2.39		2.10		(0.10)		70
C	10.91	(0.01)	0.41	0.40	—	—	—	—	11.31	3.67		10,227	2.15		2.10		(0.09)		70
I	12.04	0.14	0.44	0.58	(0.05)	—	—	(0.05)	12.57	4.80		2,535	1.03		1.01		1.06		70
R3	12.30	0.07	0.44	0.51	—	—	—	—	12.81	4.15		934	1.68		1.55		0.45		70
R4	12.37	0.10	0.45	0.55	(0.02)	—	—	(0.02)	12.90	4.47		5,865	1.31		1.25		0.75		70
R5	12.45	0.13	0.47	0.60	(0.06)	—	—	(0.06)	12.99	4.81		221	1.05		0.95		1.04		70
Y	12.51	0.14	0.47	0.61	(0.07)	—	—	(0.07)	13.05	4.82		34,210	0.91		0.90		1.08		70

For the Year Ended October 31, 2010
A	$10.19	$0.04	$1.97	$2.01	$(0.05)	$—	$—	$(0.05)	$12.15	19.78%		$69,397	1.46%		1.35%		0.34%		87%
B	9.21	(0.04)	1.78	1.74	(0.01)	—	—	(0.01)	10.94	18.89		7,069	2.42		2.10		(0.40)		87
C	9.18	(0.04)	1.77	1.73	—	—	—	—	10.91	18.85		10,954	2.18		2.10		(0.41)		87
I	10.09	0.07	1.94	2.01	(0.06)	—	—	(0.06)	12.04	20.00		1,494	1.05		1.05		0.64		87
R3	10.30	0.01	2.00	2.01	(0.01)	—	—	(0.01)	12.30	19.56		1,021	1.67		1.58		0.10		87
R4	10.37	0.05	2.00	2.05	(0.05)	—	—	(0.05)	12.37	19.79		5,147	1.31		1.28		0.39		87
R5	10.43	0.07	2.03	2.10	(0.08)	—	—	(0.08)	12.45	20.17		154	1.07		0.98		0.65		87
Y	10.47	0.08	2.04	2.12	(0.08)	—	—	(0.08)	12.51	20.28		29,098	0.91		0.91		0.73		87

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights – (continued)

(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Commenced operations on November 7, 2014.
(7)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(8)	Commenced operations on March 31, 2015.
(9)	During the year ended October 31, 2014, the Fund incurred $415.5 million in sales of securities held associated with the transition of assets from The Hartford Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation
(10)	During the year ended October 31, 2013, the Fund incurred $2.8 million in sales of securities held associated with the transition of assets from The Hartford Fundamental Growth Fund, which merged into the Fund on February 22, 2013. These sales are excluded from the portfolio turnover rate calculation.
(11)	Class L was merged into Class A on August 5, 2011.
(12)	Commenced operations on September 30, 2011.
(13)	During the year ended October 31, 2010, the Fund incurred $45.6 million in purchases associated with the transition of assets from The Hartford Select MidCap Value Fund, which merged into the Fund on February 19, 2010. These purchases are excluded from the portfolio turnover calculation.
(14)	The impact of the Payment from Affiliate per share was $0.02 for Class A, Class B, Class C and Class I and $0.03 for Class R3, Class R4, Class R5 and Class Y.
(15)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(16)	During the year ended October 31, 2014, the Fund incurred $121.7 million in sales of securities held associated with the transition of assets from The Hartford Value Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

The accompanying notes are an integral part of these financial statements.

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Directors and Officers (Unaudited)

The Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies”) appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by The Board of Directors of the Companies (the “Directors”). Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. (“The Hartford”) are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and one of the Company’s Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment Funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corp. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College.

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Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as the Treasurer of HFMG. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund and the Retail Funds from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

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Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Funds’ Form N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2014 through April 30, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Hartford Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,056.50	$5.46	$1,000.00	$1,019.49	$5.36	1.07%	181	365
Class B	$1,000.00	$1,051.90	$9.92	$1,000.00	$1,015.13	$9.74	1.95%	181	365
Class C	$1,000.00	$1,053.10	$9.16	$1,000.00	$1,015.87	$9.00	1.80%	181	365
Class I	$1,000.00	$1,057.80	$4.08	$1,000.00	$1,020.83	$4.01	0.80%	181	365
Class R3	$1,000.00	$1,054.60	$7.13	$1,000.00	$1,017.85	$7.00	1.40%	181	365
Class R4	$1,000.00	$1,056.40	$5.56	$1,000.00	$1,019.39	$5.46	1.09%	181	365
Class R5	$1,000.00	$1,058.00	$4.03	$1,000.00	$1,020.88	$3.96	0.79%	181	365
Class R6(1)	$1,000.00	$1,054.70	$3.44	$1,000.00	$1,020.22	$3.38	0.71%	172	365
Class Y	$1,000.00	$1,058.40	$3.52	$1,000.00	$1,021.37	$3.46	0.69%	181	365

(1)	Commenced operations on November 7, 2014.

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Expense Examples (Unaudited) – (continued)

Hartford Core Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,072.50	$5.60	$1,000.00	$1,019.39	$5.46	1.09%	181	365
Class B	$1,000.00	$1,068.70	$9.80	$1,000.00	$1,015.32	$9.54	1.91%	181	365
Class C	$1,000.00	$1,068.90	$9.23	$1,000.00	$1,015.87	$9.00	1.80%	181	365
Class I(1)	$1,000.00	$991.50	$0.44	$1,000.00	$1,003.67	$0.44	0.54%	30	365
Class R3	$1,000.00	$1,071.20	$6.93	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class R4	$1,000.00	$1,073.20	$5.19	$1,000.00	$1,019.79	$5.06	1.01%	181	365
Class R5	$1,000.00	$1,074.30	$2.78	$1,000.00	$1,022.12	$2.71	0.54%	181	365
Class R6(1)	$1,000.00	$991.20	$0.37	$1,000.00	$1,003.74	$0.37	0.45%	30	365
Class Y	$1,000.00	$1,075.00	$3.29	$1,000.00	$1,021.62	$3.21	0.64%	181	365

(1)	Commenced operations on March 31, 2015.

The Hartford Dividend and Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,038.80	$5.11	$1,000.00	$1,019.79	$5.06	1.01%	181	365
Class B	$1,000.00	$1,034.10	$9.78	$1,000.00	$1,015.17	$9.69	1.94%	181	365
Class C	$1,000.00	$1,035.00	$8.83	$1,000.00	$1,016.12	$8.75	1.75%	181	365
Class I	$1,000.00	$1,040.00	$4.10	$1,000.00	$1,020.78	$4.06	0.81%	181	365
Class R3	$1,000.00	$1,037.10	$6.82	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class R4	$1,000.00	$1,038.90	$5.26	$1,000.00	$1,019.64	$5.21	1.04%	181	365
Class R5	$1,000.00	$1,040.30	$3.74	$1,000.00	$1,021.13	$3.71	0.74%	181	365
Class R6(1)	$1,000.00	$1,029.50	$3.04	$1,000.00	$1,020.43	$3.03	0.64%	171	365
Class Y	$1,000.00	$1,040.70	$3.24	$1,000.00	$1,021.62	$3.21	0.64%	181	365

(1)	Commenced operations on November 7, 2014.

184

Hartford Funds – Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,035.30	$5.15	$1,000.00	$1,019.74	$5.11	1.02%	181	365
Class B	$1,000.00	$1,034.50	$5.85	$1,000.00	$1,019.04	$5.81	1.16%	181	365
Class C	$1,000.00	$1,031.90	$8.77	$1,000.00	$1,016.17	$8.70	1.74%	181	365
Class I	$1,000.00	$1,036.70	$3.89	$1,000.00	$1,020.98	$3.86	0.77%	181	365
Class R3	$1,000.00	$1,033.60	$6.86	$1,000.00	$1,018.05	$6.81	1.36%	181	365
Class R4	$1,000.00	$1,035.60	$5.35	$1,000.00	$1,019.54	$5.31	1.06%	181	365
Class R5	$1,000.00	$1,037.00	$3.84	$1,000.00	$1,021.03	$3.81	0.76%	181	365
Class R6(1)	$1,000.00	$1,026.20	$3.25	$1,000.00	$1,020.36	$3.24	0.68%	172	365
Class Y	$1,000.00	$1,036.80	$3.33	$1,000.00	$1,021.52	$3.31	0.66%	181	365

(1)	Commenced operations on November 7, 2014.

The Hartford Growth Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,107.60	$5.85	$1,000.00	$1,019.24	$5.61	1.12%	181	365
Class B	$1,000.00	$1,102.60	$10.58	$1,000.00	$1,014.73	$10.14	2.03%	181	365
Class C	$1,000.00	$1,103.90	$9.65	$1,000.00	$1,015.62	$9.25	1.85%	181	365
Class I	$1,000.00	$1,109.00	$4.71	$1,000.00	$1,020.33	$4.51	0.90%	181	365
Class R3	$1,000.00	$1,105.90	$7.57	$1,000.00	$1,017.60	$7.25	1.45%	181	365
Class R4	$1,000.00	$1,107.40	$5.96	$1,000.00	$1,019.14	$5.71	1.14%	181	365
Class R5	$1,000.00	$1,100.90	$4.38	$1,000.00	$1,020.63	$4.21	0.84%	181	365
Class R6(1)	$1,000.00	$1,100.50	$3.71	$1,000.00	$1,020.03	$3.57	0.75%	172	365
Class Y	$1,000.00	$1,109.60	$3.87	$1,000.00	$1,021.13	$3.71	0.74%	181	365

(1)	Commenced operations on November 7, 2014.

185

Hartford Funds – Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Healthcare Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,118.40	$6.67	$1,000.00	$1,018.50	$6.36	1.27%	181	365
Class B	$1,000.00	$1,113.90	$11.27	$1,000.00	$1,014.13	$10.74	2.15%	181	365
Class C	$1,000.00	$1,114.60	$10.54	$1,000.00	$1,014.83	$10.04	2.01%	181	365
Class I	$1,000.00	$1,120.00	$5.31	$1,000.00	$1,019.79	$5.06	1.01%	181	365
Class R3	$1,000.00	$1,116.80	$8.45	$1,000.00	$1,016.81	$8.05	1.61%	181	365
Class R4	$1,000.00	$1,118.40	$6.88	$1,000.00	$1,018.30	$6.56	1.31%	181	365
Class R5	$1,000.00	$1,120.10	$5.36	$1,000.00	$1,019.74	$5.11	1.02%	181	365
Class Y	$1,000.00	$1,120.40	$4.78	$1,000.00	$1,020.28	$4.56	0.91%	181	365

The Hartford MidCap Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,063.80	$5.78	$1,000.00	$1,019.19	$5.66	1.13%	181	365
Class B	$1,000.00	$1,059.10	$10.36	$1,000.00	$1,014.73	$10.14	2.03%	181	365
Class C	$1,000.00	$1,060.00	$9.50	$1,000.00	$1,015.57	$9.30	1.86%	181	365
Class I	$1,000.00	$1,064.80	$4.66	$1,000.00	$1,020.28	$4.56	0.91%	181	365
Class R3	$1,000.00	$1,062.10	$7.46	$1,000.00	$1,017.56	$7.30	1.46%	181	365
Class R4	$1,000.00	$1,064.00	$5.94	$1,000.00	$1,019.04	$5.81	1.16%	181	365
Class R5	$1,000.00	$1,065.30	$4.40	$1,000.00	$1,020.53	$4.31	0.86%	181	365
Class R6(1)	$1,000.00	$1,065.60	$3.70	$1,000.00	$1,019.98	$3.62	0.76%	172	365
Class Y	$1,000.00	$1,065.70	$3.89	$1,000.00	$1,021.03	$3.81	0.76%	181	365

(1)	Commenced operations on November 7, 2014.

186

Hartford Funds – Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford MidCap Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,062.00	$6.34	$1,000.00	$1,018.65	$6.21	1.24%	181	365
Class B	$1,000.00	$1,056.90	$10.71	$1,000.00	$1,014.38	$10.49	2.10%	181	365
Class C	$1,000.00	$1,057.90	$10.00	$1,000.00	$1,015.08	$9.79	1.96%	181	365
Class I	$1,000.00	$1,063.40	$4.81	$1,000.00	$1,020.13	$4.71	0.94%	181	365
Class R3	$1,000.00	$1,059.70	$7.76	$1,000.00	$1,017.26	$7.60	1.52%	181	365
Class R4	$1,000.00	$1,061.60	$6.19	$1,000.00	$1,018.79	$6.06	1.21%	181	365
Class R5	$1,000.00	$1,063.70	$4.71	$1,000.00	$1,020.23	$4.61	0.92%	181	365
Class Y	$1,000.00	$1,064.10	$4.15	$1,000.00	$1,020.78	$4.06	0.81%	181	365

The Hartford Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,035.10	$6.76	$1,000.00	$1,018.15	$6.71	1.34%	181	365
Class B	$1,000.00	$1,031.30	$10.78	$1,000.00	$1,014.18	$10.69	2.14%	181	365
Class C	$1,000.00	$1,031.40	$10.17	$1,000.00	$1,014.78	$10.09	2.02%	181	365
Class I	$1,000.00	$1,036.30	$5.65	$1,000.00	$1,019.24	$5.61	1.12%	181	365
Class R3	$1,000.00	$1,034.00	$7.77	$1,000.00	$1,017.16	$7.70	1.54%	181	365
Class R4	$1,000.00	$1,035.40	$6.26	$1,000.00	$1,018.65	$6.21	1.24%	181	365
Class R5	$1,000.00	$1,037.20	$4.80	$1,000.00	$1,020.08	$4.76	0.95%	181	365
Class R6(1)	$1,000.00	$1,040.50	$4.04	$1,000.00	$1,019.60	$4.00	0.84%	172	365
Class Y	$1,000.00	$1,037.50	$4.24	$1,000.00	$1,020.63	$4.21	0.84%	181	365

(1)	Commenced operations on November 7, 2014.

187

Hartford Funds – Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Small/Mid Cap Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,044.40	$6.59	$1,000.00	$1,018.35	$6.51	1.30%	181	365
Class B	$1,000.00	$1,040.90	$10.37	$1,000.00	$1,014.63	$10.24	2.05%	181	365
Class C	$1,000.00	$1,040.70	$10.37	$1,000.00	$1,014.63	$10.24	2.05%	181	365
Class I(1)	$1,000.00	$971.00	$0.75	$1,000.00	$1,003.35	$0.77	0.93%	30	365
Class R3	$1,000.00	$1,043.90	$7.60	$1,000.00	$1,017.36	$7.50	1.50%	181	365
Class R4	$1,000.00	$1,045.50	$6.09	$1,000.00	$1,018.84	$6.01	1.20%	181	365
Class R5	$1,000.00	$1,046.80	$4.57	$1,000.00	$1,020.33	$4.51	0.90%	181	365
Class Y	$1,000.00	$1,047.30	$4.31	$1,000.00	$1,020.58	$4.26	0.85%	181	365

(1)	Commenced operations on March 31, 2015.

The Hartford SmallCap Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,082.60	$6.20	$1,000.00	$1,018.84	$6.01	1.20%	181	365
Class B	$1,000.00	$1,077.70	$10.61	$1,000.00	$1,014.58	$10.29	2.06%	181	365
Class C	$1,000.00	$1,078.70	$9.79	$1,000.00	$1,015.37	$9.49	1.90%	181	365
Class I	$1,000.00	$1,084.30	$4.65	$1,000.00	$1,020.33	$4.51	0.90%	181	365
Class R3	$1,000.00	$1,080.90	$7.64	$1,000.00	$1,017.46	$7.40	1.48%	181	365
Class R4	$1,000.00	$1,082.80	$5.99	$1,000.00	$1,019.04	$5.81	1.16%	181	365
Class R5	$1,000.00	$1,084.30	$4.44	$1,000.00	$1,020.53	$4.31	0.86%	181	365
Class R6(1)	$1,000.00	$1,078.60	$3.72	$1,000.00	$1,019.98	$3.62	0.76%	172	365
Class Y	$1,000.00	$1,084.90	$3.93	$1,000.00	$1,021.03	$3.81	0.76%	181	365

(1)	Commenced operations on November 7, 2014.

188

Hartford Funds – Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Value Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,052.60	$6.16	$1,000.00	$1,018.79	$6.06	1.21%	181	365
Class B	$1,000.00	$1,048.60	$10.06	$1,000.00	$1,014.98	$9.89	1.98%	181	365
Class C	$1,000.00	$1,048.80	$9.75	$1,000.00	$1,015.27	$9.59	1.92%	181	365
Class I	$1,000.00	$1,054.50	$4.69	$1,000.00	$1,020.23	$4.61	0.92%	181	365
Class R3	$1,000.00	$1,051.40	$7.48	$1,000.00	$1,017.51	$7.35	1.47%	181	365
Class R4	$1,000.00	$1,053.30	$5.96	$1,000.00	$1,018.99	$5.86	1.17%	181	365
Class R5	$1,000.00	$1,054.40	$4.43	$1,000.00	$1,020.48	$4.36	0.87%	181	365
Class Y	$1,000.00	$1,054.80	$4.02	$1,000.00	$1,020.88	$3.96	0.79%	181	365

189

Hartford Funds – Domestic Equity Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: (All Funds except Dividend and Growth Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund and Value Opportunities Fund) Actively trading investments may result in higher costs and higher taxable income.

Asset Allocation Strategy Risk: (Capital Appreciation Fund only) The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Dividend Paying Security Investment Risk: (Dividend and Growth Fund and Equity Income Fund only) Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing a Fund to underperform.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Growth Investing Risk: (Growth Opportunities Fund, Small Company Fund and SmallCap Growth Fund only) Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Health Sector Risk: (Healthcare Fund only) Risks of focusing investments on the health care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes and potential product obsolescence, and liquidity risk.

Market, Selection and Strategy Risk: A Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money. There is no guarantee a Fund will achieve its stated objective.

Mid-Cap Stock Risk: (Capital Appreciation Fund, Growth Opportunities Fund, MidCap Fund and MidCap Value Fund only) Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Quantitative Analysis Risk: (Core Equity Fund and Small/Mid Cap Fund only) Certain Funds use quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Small-Cap Stock Risk: (Small Company Fund and SmallCap Growth Fund) Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Small/Mid-Cap Stock Risk: (Healthcare Fund, Small/Mid Cap Equity Fund and Value Opportunities Fund only) Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Value Investing Risk: (Equity Income Fund, MidCap Value Fund and Value Opportunities Fund only) Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

190

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

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c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC

Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-DE15 6/15 117962 Printed in U.S.A.	hartfordfunds.com

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

The now six-year-old bull market in equities continued through the six months ended April 30, 2015, the period of this report, after notching its sixth-consecutive calendar year of positive returns in 2014. From its financial-crisis low in March 2009, the S&P 500 Index[1] has grown more than 200%. Returns have been modest so far in 2015, with the S&P 500 Index gaining just less than 2% through April, yet the Index generally managed to stay in positive territory during the period.

A stronger U.S. dollar, a result of divergent domestic and foreign central-bank policies, and cheaper oil, due to a supply glut unmatched by demand, were market drivers during the period.

In addition, central banks around the globe continue to play an important role in influencing investor and market movement.

On the domestic front, the U.S. Federal Reserve (Fed) ended its bond-buying quantitative-easing (QE) program in late 2014. Now, investor focus is centered on Fed meetings to determine the timeline for future rate hikes, which is dependent on the rate of economic growth, employment rates, and inflation expectations. Currently, rate increases are expected to take place in late 2015. When the Fed begins to raise rates, the shift is likely to be felt by fixed-income investors in particular, as bonds are generally more sensitive to shifting rates than equities.

Though QE ended in the U.S., it is still in use overseas. The Bank of Japan ramped up their existing QE program to stimulate growth by increasing the amount of purchases in their bond-buying program. The European Central Bank started its own program of bond purchases in early 2015 to lower borrowing costs in hopes of stimulating the sluggish economies in the Eurozone. In particular, Greece remains a source of concern as it tries to negotiate its debt repayment to satisfy its creditors.

As the second half of the year approaches, the continuing role of central banks and macroeconomic events in financial markets serves as an important reminder to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

International/Global Equity Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

(1)	Prior to May 29, 2015, Hartford Emerging Markets Equity Fund was known as The Hartford Emerging Markets Research Fund.
(2)	Prior to May 30, 2014, Hartford Global Equity Income Fund was known as The Hartford Global Research Fund.

Hartford Emerging Markets Equity Fund* inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	Since Inception[2]
Emerging Markets Equity A3	5.31%	6.91%	-0.72%
Emerging Markets Equity A4	-0.49%	1.03%	-2.15%
Emerging Markets Equity C3	4.88%	6.07%	-1.45%
Emerging Markets Equity C4	3.92%	5.09%	-1.45%
Emerging Markets Equity I3	5.52%	7.36%	-0.35%
Emerging Markets Equity R3[3]	5.22%	6.71%	-0.96%
Emerging Markets Equity R4[3]	5.41%	7.01%	-0.67%
Emerging Markets Equity R5[3]	5.48%	7.32%	-0.38%
Emerging Markets Equity Y3	5.55%	7.39%	-0.31%
MSCI Emerging Markets Index	4.04%	8.17%	0.01%

[1]	Not Annualized
[2]	Inception: 05/31/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

* Effective May 29, 2015, The Hartford Emerging Markets Research Fund changed its name to Hartford Emerging Markets Equity Fund.

2

Hartford Emerging Markets Equity Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Emerging Markets Equity Class A	1.75%	1.86%
Emerging Markets Equity Class C	2.50%	2.50%
Emerging Markets Equity Class I	1.37%	1.37%
Emerging Markets Equity Class R3	1.95%	2.05%
Emerging Markets Equity Class R4	1.65%	1.75%
Emerging Markets Equity Class R5	1.35%	1.45%
Emerging Markets Equity Class Y	1.30%	1.34%

*	As shown in the Fund’s current prospectus dated March 1, 2015, as supplemented May 29, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated May 29, 2015, with the U.S. Securities and Exchange Commission that became effective on that date. However, the information in this semiannual report is as of April 30, 2015 and does not reflect any changes made to the total annual fund operating expense table in the May 29, 2015 prospectus. The net expense ratios shown in the May 29, 2015 prospectus are 1.75%, 2.40%, 1.27%, 1.95%, 1.65%, 1.35% and 1.24% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively, and reflect contractual expense reimbursements in place until February 29, 2016. The gross expense ratios shown in the May 29, 2015 prospectus are 1.76%, 2.40%, 1.27%, 1.95%, 1.65%, 1.35% and 1.24% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Cheryl M. Duckworth, CFA†

Managing Director and Associate Director, Global Industry Research

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of the Hartford Emerging Markets Equity Fund returned 5.31%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the MSCI Emerging Markets Index, which returned 4.04% for the same period. The Fund also outperformed the 0.21% average return of the Lipper Emerging Markets Equity Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central Bank announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Five of ten sectors of the MSCI Emerging Markets Index rose during the period. Information Technology (+10%), Financials (+8%) and Industrials (+8%) rose the most, while Energy (-5%), Utilities (-2%), and Consumer Staples (-2%) underperformed the most relative to the MSCI Emerging Markets Index.

†	Effective May 7, 2015, David J. Elliott serves as the Fund’s Portfolio Manager and Ms. Duckworth is no longer a portfolio manager for the Fund.

3

Hartford Emerging Markets Equity Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Security selection drove outperformance relative to the MSCI Emerging Markets Index during the period. Strong selection within Materials and Information Technology more than offset weaker selection within the Financials and Telecommunications sectors. Sector allocation, a result of our bottom-up security selection process, detracted from performance relative to the MSCI Emerging Markets Index. Overweights in the Materials and Energy sectors and an underweight in Industrials negatively impacted results over the period. A modest cash position also detracted in an uptrending market. From a country perspective, positive security selection in Taiwan and India contributed to relative results while selection in China detracted from returns.

Fosun International (Materials), Sberbank (Financials), and Discovery Limited (Financials) were top relative contributors during the period. Chinese conglomerate Fosun International performed well as the market viewed its long term migration to a more asset-light business (such as health care, asset management and insurance) positively. Sberbank, a leading commercial bank and lending institution in Russia, also performed well during the period. The company experienced a difficult 2014 due to overall market volatility in Russia; however, Sberbank has had a positive start to 2015, bolstered by positive market reaction to recent bills passed by the Russian parliament that aim to add capital to the banking sector and improve the country’s liquidity situation. Shares of insurance company Discovery Limited, the dominant health administrator and life insurer in South Africa, outperformed during the period, driven by higher profitability and earnings growth. Tencent Holdings (Information Technology) and China Construction Bank (Financials) contributed to absolute returns over the period.

Greece-based financials holdings Alpha Bank and Bank of Piraeus were the top detractors from absolute and benchmark-relative performance during the period. Hellenic Telecom (Telecommunications Services) also detracted from performance relative to the MSCI Emerging Markets Index. Shares of Alpha Bank, a banking institution with segments in retail banking, corporate banking, asset management, insurance, investment banking, and treasury, underperformed after the anti-austerity party Syriza claimed victory in national elections, raising concern over instability in the Eurozone. Rising political tensions and uncertainty about Greece’s bailout extension prompted bank deposit outflows, squeezing liquidity levels. Similarly, shares of Bank of Piraeus underperformed due to the uncertain Greek political environment and amid concerns that Greece will not be able to successfully negotiate with the country’s creditors. Shares of Hellenic Telecom, the dominant telecommunications services operator in Greece, underperformed alongside the slide in the Greek equity market. Petrobras (Energy) detracted from absolute performance.

Derivatives were not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Over the period we modestly increased our overweight in Russia and increased the underweight in South Korea. We added to Russian energy producer Gazprom as we believe that the ruble devaluation is positive for Russia’s oil sector and the stock is attractively valued in our view. We also added to Russian financials holding Sberbank, a play on what we see as a medium term recovery in the financial system. Although we believe that the politico-regulatory outlook will improve in South Korea, we eliminated our position in Hana Financial as we believe that there are more attractive ideas elsewhere.

At the end of the period, the Fund was most overweight India, Greece and China, and underweight South Korea, South Africa and Mexico relative to the MSCI Emerging Markets Index.

4

Hartford Global Capital Appreciation Fund inception 04/29/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Global Capital Appreciation A2	6.76%	8.95%	11.72%	9.49%
Global Capital Appreciation A3	0.89%	2.96%	10.46%	8.87%
Global Capital Appreciation B2	6.42%	8.18%	10.85%	8.80%	[4]
Global Capital Appreciation B3	2.02%	3.71%	10.58%	8.80%	[4]
Global Capital Appreciation C2	6.43%	8.25%	10.93%	8.71%
Global Capital Appreciation C3	5.55%	7.35%	10.93%	8.71%
Global Capital Appreciation I2	7.00%	9.36%	12.07%	9.80%
Global Capital Appreciation R3[2]	6.74%	8.91%	11.55%	9.35%
Global Capital Appreciation R4[2]	6.90%	9.23%	11.88%	9.65%
Global Capital Appreciation R5[2]	6.95%	9.30%	12.08%	9.84%
Global Capital Appreciation Y2	7.04%	9.49%	12.19%	9.95%
MSCI All Country World Index	5.24%	8.01%	10.16%	7.54%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

The Fund has changed its benchmark from the Russell 3000 Index to the MSCI All Country World Index. Hartford Funds Management Company, LLC believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

5

Hartford Global Capital Appreciation Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Global Capital Appreciation Class A	1.25%	1.26%
Global Capital Appreciation Class B	2.00%	2.09%
Global Capital Appreciation Class C	1.96%	1.96%
Global Capital Appreciation Class I	0.93%	0.93%
Global Capital Appreciation Class R3	1.35%	1.55%
Global Capital Appreciation Class R4	1.05%	1.24%
Global Capital Appreciation Class R5	0.95%	0.95%
Global Capital Appreciation Class Y	0.84%	0.84%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the

Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Kent M. Stahl, CFA

Senior Managing Director and Director, Investments and Risk Management

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Director, Risk Management

Wellington Management Company LLP

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David W. Palmer, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Frank D. Catrickes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Saul J. Pannell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of the Hartford Global Capital Appreciation Fund returned 6.76%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 5.24% for the same period. The Fund also outperformed the 4.97% average return of the Lipper Global Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S.

6

Hartford Global Capital Appreciation Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central Bank announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Eight of ten sectors in the MSCI All Country World Index posted positive returns during the period. Strong performing sectors included Consumer Discretionary (+12%), Healthcare (+9%) and Information Technology (+8%), while the Energy (-5%), Utilities (-2%) and Telecommunication Services (+4%) sectors lagged on a relative basis.

Strong security selection was the primary driver of the Fund’s outperformance relative to the MSCI All Country World Index during the period. Strong stock selection within the Utilities, Financials, and Information Technology sectors more than offset weaker selection in the Telecommunication Services sector. Sector allocation, a result of the bottom-up stock selection process, also contributed to relative returns over the period driven by an underweight to the Energy sector and an overweight to the Information Technology sector.

The top contributors to performance relative to the MSCI All Country World Index during the period included NXP Semiconductors (Information Technology), Uber Technologies (Information Technology), and Exxon Mobil (Energy). The share price of NXP Semiconductors, a Netherlands-based semiconductor company, moved higher as it continues to maintain its status as a well-positioned semiconductor manufacturer. The stock outperformed over the period following the announcement of a merger with semiconductor company Freescale, which would make the combined company one of the largest firms in the industry. Shares of Uber Technologies, a U.S.-based ride-sharing service, increased over the period due to an increase in bookings that came in ahead of projections. Additionally, Baidu, a leading search engine in China, announced that it intends to invest $600 million in Uber and connect its mapping and search features with Uber in China. Not holding the MSCI All Country World Index constituent Exxon Mobil, a U.S.-based integrated oil and gas company, contributed to relative returns over the period as the stock underperformed due to the continued

fall in oil prices. Apple (Information Technology) and Amazon.com (Consumer Discretionary) also contributed to performance on an absolute basis.

Top detractors from performance relative to the MSCI All Country World Index included Bank of Piraeus (Financials), Trican Well Services (Energy), and Baidu (Information Technology). Shares of Bank of Piraeus, a domestic Greek bank, fell alongside the slide in the Greek equity market as the election of a government with a majority held by the left-leaning anti-austerity Syriza party generated concerns about whether this new government will be able to negotiate successfully with the country’s creditors. Shares of Trican Well Services, a North American supplier of pressure pumping services to the oil and gas industry, declined along with the broader energy sector as oil prices continued to fall over the period. Baidu underperformed as the company reported fourth quarter earnings that were lower than consensus estimates driven by higher than expected selling, general, and administrative expenses, and issued revenue guidance below expectations.

Derivatives were not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economic outlook is solid, and should continue to improve. We believe that domestic demand in Europe and Japan is recovering, while proactive monetary easing and a variety of policy initiatives in China should help to provide a soft landing. Given this backdrop, we expect the overall growth environment to remain generally stable throughout the year as the global economy gradually works its way through the cycle of currency weakness, falling commodity prices, and deflationary fears.

While global equity valuations remain elevated, global earnings growth expectations are somewhat conservative in our view as they are at the low end of the pre-crisis range. When viewed together, and given our stable-to-positive view on global growth, this gives us reason to believe that equity markets have the potential to provide attractive returns in the aggregate.

At the end of the period, Information Technology was our top overweight while Financials remained our largest underweight relative to the MSCI All-Country World Index.

7

Hartford Global Equity Income Fund inception 02/29/2008

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Global Equity Income A3	4.92%	5.55%	10.56%	5.83%
Global Equity Income A4	-0.85%	-0.25%	9.31%	5.00%
Global Equity Income B3	4.50%	4.78%	9.76%	5.05%	[5]
Global Equity Income B4	-0.47%	-0.21%	9.48%	5.05%	[5]
Global Equity Income C3	4.48%	4.75%	9.74%	5.05%
Global Equity Income C4	3.48%	3.76%	9.74%	5.05%
Global Equity Income I3	5.05%	5.90%	10.89%	6.13%
Global Equity Income R3[3]	4.82%	5.35%	10.35%	5.59%
Global Equity Income R4[3]	4.96%	5.65%	10.68%	5.88%
Global Equity Income R5[3]	5.10%	5.94%	11.02%	6.19%
Global Equity Income Y3	5.04%	6.02%	11.07%	6.24%
MSCI All Country World Index	5.24%	8.01%	10.16%	5.17%

[1]	Not Annualized
[2]	Inception: 02/29/2008
[3]	Without sales charge
[4]	With sales charge
[5]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

8

Hartford Global Equity Income Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Global Equity Income Class A	1.25%	1.53%
Global Equity Income Class B	2.00%	2.48%
Global Equity Income Class C	2.00%	2.27%
Global Equity Income Class I	1.00%	1.13%
Global Equity Income Class R3	1.45%	1.73%
Global Equity Income Class R4	1.15%	1.41%
Global Equity Income Class R5	0.85%	1.09%
Global Equity Income Class Y	0.80%	0.83%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John R. Ryan, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of Hartford Global Equity Income Fund returned 4.92%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 5.24% for the same period. The Fund outperformed the 2.94% average return of the Lipper Global Equity Income peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central Bank announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Eight of the ten sectors in the MSCI All Country World Index rose during the period. Consumer Discretionary (+12%), Healthcare (+9%), and Information Technology (+8%) rose the most while returns in Energy (-5%), Utilities (-2%), Telecommunication Services (+4%), lagged on a relative basis.

*	Effective June 30, 2015, John R. Ryan will retire from Wellington Management and will no longer serve as the Fund’s portfolio manager.

9

Hartford Global Equity Income Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Sector allocation, a result of bottom-up stock selection, detracted from performance relative to the MSCI All Country World Index over the period driven by an underweight to Consumer Discretionary and an overweight to Utilities; this more than offset the benefit of an underweight to Energy. Security selection contributed to relative results; selection was strongest within Financials, Telecommunication Services, and Materials, which was slightly offset by weaker selection within Healthcare.

The largest detractors from returns relative to the MSCI All Country World Index were Delta Lloyd (Financials), Intel (Information Technology), and HSBC (Financials). Delta Lloyd is a Netherlands-based financial services provider offering life insurance and pensions, general insurance, fund management and banking products and services. Company shares fell on negative news flow including the dismissal of the CFO and a fine by the Dutch regulator. Intel, a U.S.-based manufacturer of semiconductor chips, underperformed over the period as revenue in the first quarter of 2015 fell well below expectations and some investors expressed concern over news Intel would acquire Altera, a U.S. based semiconductor company. UK-based global bank HSBC saw its shares fall after news surfaced of tax evasion by executives. Royal Dutch Shell (energy) was also a top detractor from absolute performance.

Top contributors to performance relative to the MSCI All Country World Index during the period included, Eisai (Healthcare), Kraft Foods (Consumer Staples), and Nippon Telegraph & Telephone (Telecommunication Services). Eisai, a Japan-based pharmaceutical company, saw shares rally over positive sentiment surrounding a new drug for Alzheimer’s treatment. Shares in Kraft Foods, a U.S.-based food manufacturer and processor, rose on the back of news that Heinz will take over the company in a deal that will create one of North America’s biggest food companies bringing together some of the biggest household brands in the U.S., ranging from Heinz ketchup to Jell-O desserts. Nippon Telegraph and Telephone provides a variety of telecommunication services, including telephone, telegraph, leased circuits, data communication, terminal equipment sales, and related services within Japan. The company saw shares outperform as they are beginning to see progress in their new pricing plan with an increasing number of users moving to higher data packages along with an uptick in the amount they are paying as they make this switch. Maxim Integrated (Information Technology) was also a top contributor to absolute performance.

While derivatives are typically not used in a significant manner in this Fund, we had a currency euro hedge in the portfolio that had a positive impact on performance during the period.

What is the outlook?

We believe that a supply-side induced drop in energy prices should be favorable for the world economy, but the strength of the U.S. dollar is currently undermining some of these windfall gains as it weighs on China and other emerging economies. The U.S. outlook appears to be mixed, with generally stronger consumption but moderating manufacturing output. Domestic demand conditions in Europe and Japan appear to be improving, while proactive monetary easing and a variety of policy initiatives in China should help provide a soft landing.

The Fund ended the period most overweight the Financials, Telecommunication Services, and Materials sectors and most underweight the Consumer Discretionary, Consumer Staples, and Industrials sectors relative to the MSCI All Country World Index.

10

Hartford International Capital Appreciation Fund inception 06/30/2008

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
International Capital Appreciation A3	6.08%	2.56%	7.46%	1.57%
International Capital Appreciation A4	0.25%	-3.08%	6.25%	0.74%
International Capital Appreciation B3	5.80%	1.97%	6.73%	0.87%	[5]
International Capital Appreciation B4	0.80%	-2.99%	6.42%	0.87%	[5]
International Capital Appreciation C3	5.81%	1.86%	6.68%	0.84%
International Capital Appreciation C4	4.81%	0.87%	6.68%	0.84%
International Capital Appreciation I3	6.31%	3.01%	7.89%	1.97%
International Capital Appreciation R3[3]	6.08%	2.36%	7.24%	1.35%
International Capital Appreciation R4[3]	6.20%	2.79%	7.56%	1.64%
International Capital Appreciation R5[3]	6.41%	3.11%	7.91%	1.94%
International Capital Appreciation Y3	6.47%	3.16%	7.94%	2.00%
MSCI All Country World ex USA Index	5.78%	3.08%	6.52%	2.62%

[1]	Not Annualized
[2]	Inception: 06/30/2008
[3]	Without sales charge
[4]	With sales charge
[5]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

Hartford International Capital Appreciation Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
International Capital Appreciation Class A	1.45%	1.84%
International Capital Appreciation Class B	2.20%	2.53%
International Capital Appreciation Class C	2.20%	2.59%
International Capital Appreciation Class I	1.20%	1.44%
International Capital Appreciation Class R3	1.65%	2.12%
International Capital Appreciation Class R4	1.35%	1.81%
International Capital Appreciation Class R5	1.05%	1.50%
International Capital Appreciation Class Y	1.00%	1.40%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the

Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Kent M. Stahl, CFA

Senior Managing Director and Director of Investments and Risk Management

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Director, Risk Management

Wellington Management Company LLP

Jean-Marc Berteaux

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

James H. Shakin, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara Connolly Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of the Hartford International Capital Appreciation Fund returned 6.08%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned 5.78% for the same period. The Fund underperformed the 6.33% average return of the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter of 2014. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central Bank announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair

12

Hartford International Capital Appreciation Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, non-U.S. equities outperformed U.S. equities and emerging market equities underperformed their developed market counterparts.

Eight of the ten sectors within the MSCI All Country World ex-USA Index posted positive returns for the period. The Consumer Discretionary (+13%), Healthcare (+11%), and Information Technology (+11%) sectors posted the largest gains while the Energy (-6%), Utilities (-3%), and Materials (+3%) sectors lagged on a relative basis.

Both security selection and sector allocation, a result of our bottom-up stock selection, contributed to the Fund’s outperformance relative to the MSCI All Country World ex USA Index during the period. Stock selection was strongest within the Information Technology and Financials sectors. This was partially offset by weaker selection in the Energy and Healthcare sectors. An underweight to the Energy sector and an overweight to the Consumer Discretionary sector contributed to results relative to the MSCI All Country World ex USA Index. On a regional basis, an overweight to and selection within Japan were major contributors to performance relative to the MSCI All Country World ex USA Index. Security selection within Europe also contributed while selection within emerging markets detracted.

Top contributors to performance relative to the MSCI All Country World ex USA Index during the period included Renault (Consumer Discretionary), Royal Dutch Shell (Energy), and Valeo (Consumer Discretionary). Shares of Renault, an automobile manufacturer based in France, rose as European car sales improved at the end of 2014 and boosted profits. Royal Dutch Shell, a U.K.-based global integrated oil and gas company, saw its shares fall as earnings were below expectations due to lower oil prices and upstream weakness. Not owning the poor performing MSCI All Country World ex USA Index component contributed to results relative to the MSCI All Country World ex USA Index. Valeo is a France-based industrial company focused on the design, production and sale of components, integrated systems and modules for the automotive industry. The company benefitted from the improving European auto market and new product launches from manufacturers such as Chrysler, Ford and Renault, sending its share price higher during the period. Top contributors to absolute performance also included MUFG (Financials).

The largest detractors from absolute and relative performance were Trican Well Services (Energy), AirAsia (Industrials), and Vallourec (Industrials). Shares of Trican, a Canada-based supplier of pressure-pumping services to the oil and gas industry, declined during the period despite beating consensus earnings and revenue estimates. Trican’s stock price fell along with the broader Energy sector, which performed poorly over the period, and we eliminated our position during the period. Shares of AirAsia, a low-cost airline based in Malaysia, fell driven by the negative news flow regarding the crash of their plane in December 2014 and worries that overall demand in Asia would be soft, or that overcapacity in the industry might become a problem. Shares of Vallourec, an industrial machinery company based in France that specializes in serving the energy and power generation market, underperformed after its largest single customer, Petrobras, changed its focus from exploration to production resulting in a significant destocking of Vallourec tubes. Alpha Bank (Financials) was also amongst the top absolute detractors during the period.

Derivatives were not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economic outlook is solid and should continue to improve. Domestic demand in Europe and Japan appears to be recovering, while proactive monetary easing and a variety of policy initiatives in China should help to ensure that the Chinese economy maintains a rate of economic growth high enough to avoid a recession, but slow enough to avoid high inflation. Given this backdrop, we expect the overall growth environment to remain generally stable throughout the year as the global economy gradually works its way through the cycle of currency weakness, falling commodity prices, and deflationary fears.

While global equity valuations remain elevated, we believe that global earnings growth expectations are somewhat conservative as they are at the low end of the pre-crisis range. When viewed together, and given our stable-to-positive view on global growth, this gives us reason to believe that equity markets have the potential to provide attractive returns in aggregate.

At the end of the period, Information Technology was our top overweight while Financials remained our largest underweight relative to the MSCI All-Country World ex USA Index. On a regional basis, the Fund was most overweight Japan and most underweight North America.

13

The Hartford International Growth Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
International Growth A2	6.67%	5.08%	10.00%	4.55%
International Growth A3	0.80%	-0.70%	8.77%	3.96%
International Growth B2	6.27%	4.38%	9.19%	3.97%	[4]
International Growth B3	1.27%	-0.62%	8.90%	3.97%	[4]
International Growth C2	6.36%	4.39%	9.20%	3.78%
International Growth C3	5.36%	3.39%	9.20%	3.78%
International Growth I2	6.83%	5.48%	10.37%	4.87%
International Growth R3[2]	6.62%	4.97%	9.89%	4.45%
International Growth R4[2]	6.84%	5.37%	10.24%	4.75%
International Growth R5[2]	6.99%	5.69%	10.58%	5.02%
International Growth Y2	6.92%	5.71%	10.61%	5.10%
MSCI All Country World ex USA Growth Index	7.47%	5.82%	7.17%	7.01%
MSIC EAFE Growth Index	8.51%	4.51%	8.51%	6.57%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

MSCI All Country World ex USA Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of both developed and emerging stock markets, excluding the U.S., of the growth securities within the MSCI All Country World ex USA Index.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

The Hartford International Growth Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
International Growth Class A	1.55%	1.58%
International Growth Class B	2.30%	2.64%
International Growth Class C	2.30%	2.30%
International Growth Class I	1.18%	1.18%
International Growth Class R3	1.60%	1.83%
International Growth Class R4	1.30%	1.44%
International Growth Class R5	1.00%	1.13%
International Growth Class Y	0.95%	1.01%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the

Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Jean-Marc Berteaux

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John A. Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford International Growth Fund returned 6.67%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmarks, the MSCI All Country World ex USA Growth Index, and the MSCI EAFE Growth Index, which returned 7.47% and 8.51%, respectively, for the same period. The Fund outperformed the 6.33% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central Bank announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Eight of the ten sectors in the MSCI All Country World ex USA Growth Index rose during the period. Consumer Discretionary (+12%), Information Technology (+11%) and Healthcare (+11%) sectors gained the most during the period. Energy (-2%), Telecommunication Services (-1%), and Materials (+4%) lagged on a relative basis.

Security selection detracted from performance relative to the MSCI All Country World ex USA Growth Index. Positive stock selection within Consumer Discretionary, Information Technology, and Financials was more than offset by weaker security selection within Industrials, Materials, and Energy. Sector allocation, a residual of bottom-up stock selection, contributed positively to performance relative to the MSCI All Country World ex USA Growth Index over the period. The Fund’s underweight exposure to the Energy, Telecommunication Services, and Consumer Staples sectors contributed to relative results.

15

The Hartford International Growth Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Top detractors from both absolute performance and performance relative to the MSCI All Country World ex U.S.A. Growth Index during the period were Trican Well Service (Energy), Vallourec (Industrials), and AirAsia (Industrials). Shares of Trican, a Canada-based supplier of pressure-pumping services to the oil and gas industry, declined during the period despite beating consensus earnings and revenue estimates. The stock price fell along with the broader energy sector, which performed poorly over the period, and we eliminated our position in Trican. Shares of Vallourec, an industrial machinery company based in France that specializes in serving the energy and power generation market, underperformed after its largest single customer, Petrobras, changed its focus from exploration to production resulting in a significant destocking of Vallourec tubes. Shares of AirAsia, a low-cost airline based in Malaysia, fell driven by the negative news flow of their plane crash and worries that overall demand in Asia would be soft, or that overcapacity in the industry might become a problem. Methanex (Materials) was a top detractor from absolute performance during the period as well.

Catcher Technology (Information Technology), Renault (Consumer Discretionary), and Valeo (Consumer Discretionary) were the top contributors to performance relative to the MSCI All Country World ex U.S.A. Growth Index and absolute performance during the period. Shares of Catcher Technology, a Taiwan-based manufacturer of casings for mobile devices, including the iPhone 6, rose during the period as the company reported stronger than expected earnings per share for fourth quarter 2014 and management guidance indicated that sales in 2015 would be stronger driven by market share gains and organic growth in the smartphone industry. Shares of Renault, an automobile manufacturer based in France, rose as European car sales improved at the end of 2014 and boosted profits. Valeo is a France-based industrial company focused on the design, production and sale of components, integrated systems and modules for the automotive industry. The company also benefitted from the improving European auto market and new product launches from manufacturers such as Chrysler, Ford and Renault, sending its share price higher during the period.

Derivatives were not used in a significant manner in this Fund and did not have a material impact on performance during the period,

What is the outlook?

The macroeconomic indicators that we follow continue to point to slower economic growth globally. We believe that the economy of the United States remains strong and offers the best opportunities for finding companies returning capital to shareholders. Europe’s economic growth remains tepid overall and rates have declined significantly. Employment growth in Europe has remained sluggish without regulatory and labor changes. Additionally, because stocks in Japan and Europe outperformed U.S. equities in U.S. dollar terms, we believe their stock valuations are relatively less attractive than in the U.S. Although the portfolio is overweight in its exposure to Europe, the vast majority of our holdings are in the UK, France, and Switzerland where our investments include health care companies that we view as leaders in developing immuno-oncology treatments or innovative drugs for other diseases with broad global market demand. We also own several insurance and consumer stocks. Within emerging markets, Latin America, particularly Brazil, has deteriorated economically. On the other hand, even though its economic growth is slowing, China appears to remain relatively healthy with what we consider to be attractive valuations. We believe that India’s improving economy provides growth opportunities for financial services companies that have high returns on assets and growth rates. We continue to favor direct and indirect consumer plays, such as auto component or electronics component makers, along with exporting firms exposed to solid growth that we expect to benefit from the recent fall in currencies relative to the U.S. dollar.

We select stocks individually based on their merits. As a result of bottom-up stock selection, Consumer Discretionary was the Fund’s largest overweight exposure relative to the MSCI All Country World ex U.S.A. Growth Index at the end of the period. Other sectors where we ended the period with overweights included Information Technology and Healthcare. The largest underweights relative to the MSCI All Country World ex U.S.A. Growth Index were the Consumer Staples, Energy, and Materials sectors.

16

The Hartford International Opportunities Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
International Opportunities A2	6.36%	3.91%	7.62%	7.39%
International Opportunities A3	0.51%	-1.80%	6.41%	6.79%
International Opportunities B2	5.94%	3.02%	6.78%	6.82%	[4]
International Opportunities B3	1.31%	-1.48%	6.47%	6.82%	[4]
International Opportunities C2	6.05%	3.20%	6.84%	6.60%
International Opportunities C3	5.13%	2.30%	6.84%	6.60%
International Opportunities I2	6.63%	4.35%	8.01%	7.67%
International Opportunities R3[2]	6.26%	3.66%	7.39%	7.26%
International Opportunities R4[2]	6.44%	3.99%	7.72%	7.58%
International Opportunities R5[2]	6.54%	4.28%	8.05%	7.82%
International Opportunities R6[2,5]	6.61%	4.42%	8.15%	7.93%
International Opportunities Y2	6.61%	4.42%	8.15%	7.93%
MSCI All Country World ex USA Index	5.78%	3.08%	6.52%	6.73%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on November 7, 2014. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

17

The Hartford International Opportunities Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
International Opportunities Class A	1.20%	1.20%
International Opportunities Class B	2.04%	2.30%
International Opportunities Class C	1.93%	1.93%
International Opportunities Class I	0.84%	0.84%
International Opportunities Class R3	1.44%	1.44%
International Opportunities Class R4	1.14%	1.14%
International Opportunities Class R5	0.84%	0.84%
International Opportunities Class R6	0.74%	0.74%
International Opportunities Class Y	0.74%	0.74%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford International Opportunities Fund returned 6.36%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the MSCI All Country World ex–USA Index, which returned 5.78% for the same period. The Fund also modestly outperformed the 6.33% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Europe’s economy remained near stall speed, oil prices plunged, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central Bank announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Within the MSCI All Country World ex–U.S.A. Index, eight of the ten sectors rose during the period. Consumer Discretionary (+13%), Healthcare (+11%) and Information Technology (+11%) gained the most. Energy (-6%), Utilities (-3%) and Materials (+3%), lagged on a relative basis.

Security selection was the primary driver of the Fund’s outperformance relative to the MSCI All Country World ex–USA Index over the period. Strong stock selection in the Financials, Consumer Discretionary, and Industrials sectors more than offset weaker stock selection in Information Technology, Energy, and Healthcare. Sector allocation, a result of the bottom-up stock selection process, contributed positively to returns relative to the MSCI All Country World ex–USA Index as well, largely due to an overweight in Healthcare and an underweight in Materials. A modest cash position detracted in an upward trending market environment.

Top contributors to performance relative to the MSCI All Country World ex–USA Index during the period included Hong Kong Exchanges (Financials), Eisai (Healthcare), and CRH (Materials). Shares of Hong Kong Exchanges, the only stock exchange and

18

The Hartford International Opportunities Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

futures exchange in Hong Kong, rose as the company benefited from government initiatives to liberalize China’s financial markets. The company has also benefited from increased trading volume generated by the new Hong Kong-Shanghai Connect program, which facilitates trading between the Hong Kong Exchange and the Shanghai Exchange. Shares of Eisai, a Japan-based global pharmaceutical company, rose following positive clinical data for an Alzheimer’s disease treatment, which it is developing in partnership with Biogen Idec. Shares of CRH, an Ireland-based building materials company, rose as an improving U.S. and European construction sector contributed to margin expansion. Novartis (Healthcare) was also a top contributor to absolute performance.

The largest detractors from returns relative to the MSCI All Country World ex–USA Index included Baidu (Information Technology), Alibaba (Information Technology), and Imperial Oil (Energy). Shares of China-based internet search provider Baidu underperformed as the company reported 2014 fourth quarter earnings that were lower than consensus estimates. Lower earnings were driven by higher than expected selling, general, and administrative expenses. Revenue guidance was also below expectations. Shares of Alibaba, a China-based internet company that facilitates the vast majority of ecommerce in China, underperformed during the period due to concerns over the company’s ability to monetize the ongoing shift to mobile transactions. Shares of Imperial Oil, a Canada-based integrated oil and gas company, underperformed as the low oil price environment continued to impact energy stocks. BG Group (Energy) was also a top detractor on an absolute basis over the period.

Derivatives were not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe global economic growth will likely continue to be moderate and we expect we will begin to see productivity gains contribute more to growth. We also believe future returns on assets will improve as recent advances in technology gain traction and capital shifts towards business models that require less of it. Additionally, we believe lower commodity prices, which should help the consumer, also may contribute to global productivity by stemming the flow of capital to resource-driven economies and allow it to remain in more efficient and productive ones.

At the end of the period, the Fund was most overweight the Healthcare, Consumer Discretionary and Financials sectors and most underweight the Materials, Energy and Industrials sectors relative to the MSCI All Country World ex–USA Index. On a country basis, the Fund ended the period with overweights in France, Italy, and Japan and underweights in Australia, the United Kingdom, and Canada.

19

The Hartford International Small Company Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
International Small Company A2	7.98%	0.80%	10.50%	8.13%
International Small Company A3	2.04%	-4.74%	9.25%	7.52%
International Small Company B2	7.58%	0.03%	9.65%	7.55%	[4]
International Small Company B3	3.28%	-3.98%	9.37%	7.55%	[4]
International Small Company C2	7.69%	0.19%	9.69%	7.33%
International Small Company C3	6.84%	-0.61%	9.69%	7.33%
International Small Company I2	8.28%	1.22%	10.97%	8.47%
International Small Company R3[2]	8.00%	0.69%	10.39%	8.32%
International Small Company R4[2]	8.16%	1.04%	10.72%	8.49%
International Small Company R5[2]	8.20%	1.28%	11.02%	8.63%
International Small Company Y2	8.31%	1.32%	11.09%	8.67%
S&P EPAC SmallCap Index	11.05%	3.96%	10.13%	7.98%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P EPAC SmallCap Index is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) World. (The S&P BMI World Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

20

The Hartford International Small Company Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
International Small Company Class A	1.49%	1.49%
International Small Company Class B	2.29%	2.52%
International Small Company Class C	2.19%	2.19%
International Small Company Class I	1.19%	1.19%
International Small Company Class R3	1.65%	1.70%
International Small Company Class R4	1.35%	1.40%
International Small Company Class R5	1.05%	1.10%
International Small Company Class Y	0.99%	0.99%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the

Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Simon H. Thomas

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Daniel Maguire, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford International Small Company Fund returned 7.98%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned 11.05% for the same period. The Fund outperformed the 7.45% average return of the Lipper International Small/Mid-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central Bank announced a

€1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Nine of the ten sectors within the S&P EPAC SmallCap Index posted positive returns. Financials (+14%), Healthcare (+13%) and Materials (+13%) gained the most during the period. Energy (-12%), Utilities (+1%), and Consumer Staples (+8%) lagged on a relative basis.

The Fund underperformed the S&P EPAC SmallCap Index primarily due to weak stock selection within the Consumer Discretionary, Financials and Energy sectors; this was partially offset by stronger stock selection within the Industrials sector. Sector allocation, a result of the bottom-up stock selection process, also detracted from the Fund’s relative performance, in part due to overweight allocations to Energy and Industrials. On a regional basis, exposure to emerging market names was the primary detractor from performance relative to the S&P EPAC SmallCap Index, which was only partially offset by positive contributions from security selection within Europe and an underweight to Asia ex-Japan.

21

The Hartford International Small Company Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

The largest detractors from absolute and relative performance during the period were Zuiko (Industrials), Yamato Kogyo (Materials) and Pacific Rubiales Energy (Energy). Shares of Zuiko, a Japan-based supplier of diaper making machines, declined following a period of weak execution with a series of production delays. However, the company recently completed an expansion of its Chinese facility to increase capacity by at least 50%. We modestly reduced our position during the period. Shares of Yamato Kogyo, a steel company with manufacturing facilities in Japan, Korea, U.S., Thailand and Bahrain underperformed after weaker than expected near-term fundamentals. We trimmed our holdings, but maintained our position as of the end of the period. Shares of Pacific Rubiales Energy, a Toronto-listed producer of natural gas and crude oil with assets primarily in Colombia, fell along with the broader energy sector, which performed poorly over the period.

Top contributors to relative returns during the period were Gategroup (Industrials), Anima Holding (Financials), and USG People (Industrials). Shares of Gategroup, a Switzerland-based company that provides catering and logistical services to the airline and travel industry, outperformed during the period as lower oil prices were seen as beneficial to the travel business. Anima Holding is an Italy-based company created to buy the asset management divisions of regional Italian banks that are selling these divisions to repair their balance sheets following the financial crisis. The company has benefited from continued inflows as Italy undergoes a secular shift away from a low savings rate. Shares of USG People, a Netherlands-based temporary employment company, rose as the recovery of the employment market in Europe began to pick up pace. Top contributors to absolute returns during the period included Asahi Intecc (Healthcare).

Derivatives were not used in this Fund and thus did not have a material impact on performance during the period.

What is the outlook?

We continue to focus on what we believe are high quality companies with strong balance sheets and good business models that we believe are attractively valued relative to their global industry. Further, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We think a disciplined approach to valuation and a quality orientation leads to better results in down markets and better overall performance over time.

At the end of the period, we remained most overweight the industrials, materials, and health care sectors relative to the S&P EPAC SmallCap Index. Our largest underweights were to the Consumer Staples, Information Technology, and Consumer Discretionary sectors relative to the S&P EPAC SmallCap Index. On a regional basis, we were most overweight Japan where we continue to find what we believe are the most attractive opportunities, while developed Asia ex-Japan remains our largest underweight.

22

The Hartford International Value Fund inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	Since Inception[2]
International Value A3	9.03%	2.27%	12.16%
International Value A4	3.04%	-3.35%	10.88%
International Value C3	8.70%	1.53%	11.40%
International Value C4	7.70%	0.53%	11.40%
International Value I3	9.28%	2.62%	12.57%
International Value R3[3]	8.94%	1.97%	11.90%
International Value R4[3]	9.07%	2.32%	12.24%
International Value R5[3]	9.22%	2.57%	12.57%
International Value Y3	9.29%	2.68%	13.04%
MSCI EAFE Index	7.06%	2.10%	10.65%
MSCI EAFE Value Index	5.59%	-0.28%	10.04%

[1]	Not Annualized
[2]	Inception: 05/28/2010
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015,

which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

* Effective on the close of business on November 28, 2014, the Fund is closed to new investors until further notice. For more information, please see the Fund’s prospectus.

23

The Hartford International Value Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
International Value Class A	1.37%	1.37%
International Value Class C	2.05%	2.05%
International Value Class I	1.02%	1.02%
International Value Class R3	1.60%	1.70%
International Value Class R4	1.30%	1.39%
International Value Class R5	1.00%	1.08%
International Value Class Y	0.95%	0.96%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the

Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

James H. Shakin, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Andrew M. Corry, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford International Value Fund returned 9.03%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmarks, the MSCI EAFE Value Index and the MSCI EAFE Index, which returned 5.59% and 7.06%, respectively, for the same period. The Fund also outperformed the 5.62% average return of the Lipper International Multi Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central

Bank announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Eight out of ten sectors in the MSCI EAFE Value Index rose during the period. Within the MSCI EAFE Value Index, Consumer Discretionary (+19%), Information Technology (+16%), and Consumer Staples (+11%) gained on a relative basis. The Energy (-6%), Utilities (-5%), and Financials (+5) sectors lagged on a relative basis.

Security selection was the primary driver of outperformance relative to the MSCI EAFE Value Index during the period. Strong selection within the Industrials, Information Technology, and Materials sectors offset weaker selection within Utilities, Consumer Discretionary, and Telecommunication Services.

Sector allocation, a result of bottom-up stock selection decisions, also contributed to outperformance relative to the MSCI EAFE Value Index during the period. The Fund’s overweights in Information Technology and Consumer Discretionary, and an underweight in

24

The Hartford International Value Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Utilities offset underweights in Telecommunication Services and Consumer Staples which detracted from performance relative to the MSCI EAFE Value Index. On a regional basis, an overweight to and selection within Japan contributed to performance while an out-of-benchmark allocation to emerging markets detracted on a relative basis.

Over the period, Royal Dutch Shell (Energy), Eisai (Healthcare), and Peugeot (Consumer Discretionary) were top contributors to performance relative to the MSCI EAFE Value Index. Shares of Royal Dutch Shell, a U.K.-based global independent oil and gas company, underperformed as the company missed earnings due to upstream weakness caused in part by a depreciating Australian dollar. The company has also decided not to cut capital expenditure in the face of low oil prices creating concerns about lack of flexibility; not owning this benchmark constituent contributed to relative results. Shares of Eisai, a Japan-based global pharmaceutical company, rose following positive clinical data for Eisa’s Alzheimer’s disease treatment, a partnership with Biogen Idec. Shares of Peugeot, a France-based automobile manufacturer, rose on increased car sales in Asia despite middling performance in its home country. Nintendo (Information Technology) was a top absolute contributor over the period.

The largest detractors from returns relative to the MSCI EAFE Value Index over the period were Bank of Piraeus (Financials), Daphne International (Consumer Discretionary), and Toyota Motor (Consumer Discretionary). Shares of Bank of Piraeus, a Greek bank, underperformed due to the uncertain Greek political environment and concerns that Greece will not be able to successfully negotiate with the country’s creditors. Shares of Daphne International, a China-based manufacturer and distributor of its own and licensed brands of women’s footwear and apparel, underperformed due to weak same-store-sales growth and low overall consumption sentiment. Shares of

Toyota Motor, a Japanese auto company, rose on expectations for U.S. car sales to increase and for Toyota to benefit from investments in two China-based plants to increase production; not owning this benchmark constituent detracted from relative results. GDF Utilities (Utilities) was a top absolute detractor over the period.

Derivatives were not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

From a regional perspective, we maintain our sizable overweight in Japan. We believe reasonable valuations coupled with a renewed focus on increasing shareholder value should provide a supportive backdrop for Japanese equities. On the European front, we favor the Eurozone to the United Kingdom. Within the Eurozone, our investment process has led us to what we believe are more cyclically sensitive businesses poised to benefit from a positive change in the region’s economic growth prospects. The U.K. remains the portfolio’s largest underweight, as many companies have been bid up and are no longer offered at what we believe are attractive valuations, despite having one of the stronger macro environments in the region. We continue to take modest active positions in companies with what we consider to be low prices, low valuations and low expectations that provide a base for significant upside.

As a result of bottom-up stock selection, the Fund ended the period most overweight the Information Technology, Materials and Industrials sectors and most underweight the Financials, Utilities and Telecommunication Services sectors relative to the MSCI EAFE Value Index. On a country basis, the Fund ended the period with the largest overweights to Japan and Canada and the largest underweights to the United Kingdom and Australia.

25

Hartford Emerging Markets Equity Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	5.6%
Consumer Staples	9.0
Energy	10.4
Financials	30.3
Health Care	2.0
Industrials	3.6
Information Technology	17.2
Materials	10.9
Telecommunication Services	6.7
Utilities	3.5

Total	99.2%

Purchased Options	0.2
Other Assets & Liabilities	0.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Currency Concentration of Securities

as of April 30, 2015 (Unaudited)

Description	Percentage of Net Assets
Brazilian Real	7.2%
British Pound	0.2
Canadian Dollar	0.2
Czech Koruna	0.7
Euro	4.6
Hong Kong Dollar	29.1
Indian Rupee	9.0
Indonesian Rupiah	2.6
Kenyan Shilling	0.9
Malaysian Ringgit	2.0
Mexican Peso	0.8
Nigerian Naira	0.4
Philippine Peso	2.9
Singapore Dollar	0.2
South African Rand	4.6
South Korea Won	4.7
Sri Lankan Rupee	0.1
Taiwanese Dollar	10.2
Thai Baht	3.9
Turkish Lira	0.4
United States Dollar	14.5
Purchased Options	0.2
Other Assets & Liabilities	0.6

Total	100.0%

The accompanying notes are an integral part of these financial statements.

26

Hartford Emerging Markets Equity Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.3%
	Australia - 0.3%
1,348,200	MMG Ltd.	$578,938

	Brazil - 7.2%
312,100	Ambev S.A.	1,961,922
302,900	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	1,247,611
371,200	Braskem S.A. Class A, (Preference Shares)	1,552,339
84,162	CETIP S.A. - Mercados Organizados	965,100
107,400	Cia de Saneamento de Minas Gerais-COPASA	646,977
91,600	Hypermarcas S.A.(1)	604,394
96,003	Itau Unibanco Holding S.A. (Preference Shares)	1,227,699
25,550	Localiza Rent a Car S.A.	297,820
961,900	Petroleo Brasileiro S.A. (Preference Shares)(1)	4,166,280
74,500	Raia Drogasil S.A.	845,649
86,000	Telefonica Brasil S.A. (Preference Shares)	1,427,173

		14,942,964

	Canada - 0.2%
359,500	Ivanhoe Mines Ltd. Class A(1)	345,644

	China - 24.1%
35,451	21Vianet Group, Inc. ADR(1)	729,227
138,180	AAC Technologies Holdings, Inc.	729,411
11,105	Alibaba Group Holding Ltd. ADR(1)	902,725
309,000	ANTA Sports Products Ltd.	680,948
3,447	Baidu, Inc. ADR(1)	690,365
5,344,260	China Construction Bank Class H	5,187,857
597,000	China Life Insurance Co., Ltd. Class H	2,897,410
444,555	China Mengniu Dairy Co., Ltd.	2,251,296
492,500	China Pacific Insurance Group Co., Ltd. Class H	2,669,478
1,914,000	China Shipping Development Co., Ltd. Class H(1)	1,601,215
4,397,000	China Suntien Green Energy Corp. Ltd. Class H	1,181,600
2,163,800	CNOOC Ltd.	3,689,738
332,580	ENN Energy Holdings Ltd.	2,393,705
1,305,500	Fosun International Ltd.	3,253,920
4,252,000	Greatview Aseptic Packaging Co., Ltd.	2,562,116
64,500	Hengan International Group Co., Ltd.	795,732
5,398,570	Industrial & Commercial Bank of China Ltd. Class H	4,683,048
411,130	Lenovo Group Ltd.	706,967
353,000	Longfor Properties Co., Ltd.	612,683
380,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	351,182
232,400	Sinopharm Group Co., Ltd. Class H	1,103,853
937,389	Sunny Optical Technology Group Co., Ltd.	2,085,978
363,400	Tencent Holdings Ltd.	7,500,166
12,393	Vipshop Holdings Ltd. ADR(1)	350,598
1,047,000	Yashili International Holdings Ltd.	358,510

		49,969,728

	Czech Republic - 0.7%
6,832	Komercni banka AS	1,523,583

	Greece - 4.5%
5,674,334	Alpha Bank A.E.(1)	1,988,318
143,821	Hellenic Exchanges - Athens Stock Exchange S.A. Holding(1)	936,639
361,285	Hellenic Telecommunications Organization S.A.(1)	3,284,054
276,644	Motor Oil Hellas Corinth Refineries S.A.	2,422,417
1,678,682	Piraeus Bank S.A.(1)	749,192

		9,380,620

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.3% - (continued)
	Hong Kong - 5.9%
351,400	AIA Group Ltd.	$2,336,977
3,332,000	AMVIG Holdings Ltd.	1,822,797
110,500	China Mobile Ltd.	1,578,303
668,000	China Overseas Land & Investment Ltd.	2,782,474
1,066,000	Guangdong Investment Ltd.	1,589,580
631,000	PAX Global Technology Ltd.(1)	916,715
744,267	Towngas China Co., Ltd.	798,157
1,506,000	Trinity Ltd.	329,624

		12,154,627

	India - 11.0%
61,330	Alstom T&D India Ltd.	500,008
270,610	Bharti Infratel Ltd.	1,709,766
22,751	Dr. Reddy’s Laboratories Ltd. ADR	1,182,597
7,054	Grasim Industries Ltd. GDR(1)	398,629
75,721	HCL Technologies Ltd.	1,049,770
17,200	HDFC Bank Ltd. ADR	977,648
516,272	ICICI Bank Ltd.	2,697,183
91,585	ICICI Bank Ltd. ADR	1,001,024
387,484	Idea Cellular Ltd.	1,065,307
517,817	IDFC Ltd.	1,365,191
471,233	JK Lakshmi Cement Ltd.	2,666,097
257,356	Marico Ltd.	1,625,627
488,806	Power Grid Corp. of India Ltd.	1,093,524
162,035	Reliance Industries Ltd.	2,197,633
14,770	Reliance Industries Ltd. GDR(2)	397,313
116,566	State Bank of India	494,081
65,245	Sun Pharmaceutical Industries Ltd.	962,995
34,209	Tata Consultancy Services Ltd.	1,326,942

		22,711,335

	Indonesia - 2.6%
4,835,000	Bank Tabungan Pensiunan Nasional Tbk PT(1)	1,473,346
618,300	Matahari Department Store Tbk PT	831,557
15,435,800	Nirvana Development Tbk PT(1)	214,717
12,588,400	Pakuwon Jati Tbk PT	423,840
9,241,500	Sumber Alfaria Trijaya Tbk PT	377,859
6,713,800	Telekomunikasi Indonesia Persero Tbk PT	1,350,288
2,928,600	Vale Indonesia Tbk PT	629,190

		5,300,797

	Kenya - 0.9%
954,800	Equity Group Holdings Ltd.	497,081
7,025,690	Safaricom Ltd.	1,292,252

		1,789,333

	Malaysia - 2.0%
1,357,600	7-Eleven Malaysia Holdings Bhd Class B	632,772
1,339,300	AMMB Holdings Bhd	2,432,414
30,200	British American Tobacco Malaysia Bhd	566,912
118,500	Guinness Anchor Bhd	485,853

		4,117,951

	Mexico - 1.8%
440,500	Corp. Inmobiliaria Vesta S.A.B. de C.V.	826,907
201,830	Grupo Financiero Santander Mexico S.A.B. de C.V. Class B, ADR	2,052,611
394,400	Wal-Mart de Mexico S.A.B. de C.V.	928,030

		3,807,548

	Netherlands - 0.3%
101,571	Cnova N.V.(1)	573,876

The accompanying notes are an integral part of these financial statements.

27

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.3% - (continued)
	Nigeria - 0.4%
6,974,316	Zenith Bank plc	$736,803

	Philippines - 2.9%
1,796,700	LT Group, Inc.	599,833
1,171,459	Metropolitan Bank & Trust Co.	2,442,025
319,600	Puregold Price Club, Inc.	284,462
1,315,300	Robinsons Land Corp.	883,188
360,400	Universal Robina Corp.	1,757,524

		5,967,032

	Romania - 0.3%
58,919	Electrica, S.A. GDR(1)(2)	707,028

	Russia - 5.0%
29,600	Gazprom Neft OAO ADR	417,981
517,272	Gazprom OAO ADR	3,030,672
56,800	Lukoil OAO ADR	2,905,633
50,727	MMC Norilsk Nickel OJSC ADR	952,653
513,800	Sberbank of Russia ADR	3,063,104

		10,370,043

	Singapore - 0.2%
362,600	Super Group Ltd.	407,364

	South Africa - 4.6%
72,863	Adcock Ingram Holdings Ltd.(1)	324,679
148,941	Discovery Ltd.	1,652,877
299,100	Growthpoint Properties Ltd. REIT	701,562
68,606	Hyprop Investments Ltd.	706,461
22,653	Imperial Holdings Ltd.	379,355
27,440	Naspers Ltd. Class N	4,304,946
77,749	Pick n Pay Stores Ltd.	372,257
146,518	Woolworths Holdings Ltd.	1,102,218

		9,544,355

	South Korea - 4.7%
3,192	BGF retail Co., Ltd.	349,378
14,323	Doosan Corp.	1,658,982
18,329	GS Holdings Corp.	855,015
5,835	Hyundai Mobis Co., Ltd.	1,282,988
3,931	Hyundai Motor Co.	616,935
6,909	LG Chem Ltd.	1,745,271
1,213	LG Household & Health Care Ltd.	891,646
56,495	Shinhan Financial Group Co., Ltd.	2,338,223

		9,738,438

	Sri Lanka - 0.1%
39,207	Ceylon Tobacco Co. plc	295,008

	Switzerland - 0.2%
17,925	Coca-Cola HBC AG(1)	378,159

	Taiwan - 10.2%
51,000	Advantech Co., Ltd.	420,126
215,000	Airtac International Group	1,757,522
88,600	Catcher Technology Co., Ltd.	1,036,784
119,680	Delta Electronics, Inc.	720,170
16,000	Eclat Textile Co., Ltd.	214,213
38,300	eMemory Technology, Inc.	432,482
986,860	Globalwafers Co., Ltd.(1)	3,060,858
18,000	Hermes Microvision, Inc.	1,265,719
104,000	King Yuan Electronics Co., Ltd.	94,538
13,906	Largan Precision Co., Ltd.	1,393,465
86,060	PChome Online, Inc.	1,455,737
21,740	Poya International Co., Ltd.	232,202
99,300	President Chain Store Corp.	734,836

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.3% - (continued)
	Taiwan - 10.2% - (continued)
28,760	Silergy Corp.	$284,525
1,548,000	Taiwan Semiconductor Manufacturing Co., Ltd.	7,452,492
381,000	Vanguard International Semiconductor Corp.	585,111

		21,140,780

	Thailand - 3.9%
41,400	Big C Supercenter PCL NVDR	277,571
234,700	Delta Electronics Thailand PCL	594,493
414,700	Hana Microelectronics PCL	559,810
265,700	KCE Electronics PCL	435,244
3,818,300	Precious Shipping PCL	1,575,273
986,412	PTT Global Chemical PCL	1,907,592
469,500	Robinson Department Store PCL	665,831
795,300	Total Access Communication PCL NVDR	2,089,169

		8,104,983

	Turkey - 0.4%
25,846	Coca-Cola Icecek AS	437,810
54,883	Ulker Biskuvi Sanayi AS	419,375

		857,185

	United States - 1.9%
119,168	Southern Copper Corp.	3,882,494

	Total Common Stocks (cost $178,476,375)	$199,326,616

EXCHANGE TRADED FUNDS - 1.2%
	Other Investment Pools & Funds - 1.2%
47,305	iShares Core MSCI Emerging Markets ETF	$2,452,291

	Total Exchange Traded Funds (cost $2,473,609)	$2,452,291

WARRANTS - 1.7%
	Germany - 1.6%
1,762,040	Deutsche Bank AG London Deutsche(1)	$2,633,995
16,711	Deutsche Bank AG London Deutsche(1)	668,268

		3,302,263

	Greece - 0.1%
412,200	Alpha Bank A.E.(1)	240,676

	Total Warrants (cost $3,780,353)	$3,542,939

	Total Long-Term Investments (cost $184,730,337)	$205,321,846

Total Investments Excluding Purchased Options (cost $184,730,337)	99.2%	$205,321,846

Total Purchased Options (cost $417,603)	0.2%	$437,355

Total Investments (cost $185,147,940)^	99.4%	$205,759,201
Other Assets and Liabilities	0.6%	1,316,809

Total Net Assets	100.0%	$207,076,010

The accompanying notes are an integral part of these financial statements.

28

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $187,373,389 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$30,897,391
Unrealized Depreciation	(12,511,579)

Net Unrealized Appreciation	$18,385,812

(1)	Non-income producing.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $1,104,341, which represents 0.5% of total net assets.

OTC Option Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value*	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
United Bank Ltd.	JPM	0.000001 USD	06/28/19	USD	250,295	$437,355	$417,603	$19,752

Total purchased option contracts					250,295	$437,355	$417,603	$19,752

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
GBP	Buy	05/01/15	HSBC	$391,865	$388,976	$(2,889)
HKD	Buy	05/04/15	GSC	21,189	21,189	—
HKD	Buy	05/05/15	UBS	260,657	260,676	19
HKD	Sell	05/04/15	GSC	210,748	210,747	1
IDR	Buy	05/05/15	SSG	93,928	93,837	(91)
MYR	Sell	05/05/15	SSG	108,902	109,015	(113)
MYR	Sell	05/06/15	SSG	477,351	477,029	322
PHP	Sell	05/05/15	SSG	806,822	806,693	129

Total						$(2,622)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
MYR	Malaysian Ringgit
PHP	Philippine Peso

The accompanying notes are an integral part of these financial statements.

29

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - continued

Index Abbreviations:
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

30

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$578,938	$—	$578,938	$—
Brazil	14,942,964	14,942,964	—	—
Canada	345,644	345,644	—	—
China	49,969,728	5,605,159	44,364,569	—
Czech Republic	1,523,583	1,523,583	—	—
Greece	9,380,620	936,639	8,443,981	—
Hong Kong	12,154,627	1,822,797	10,331,830	—
India	22,711,335	8,043,689	14,667,646	—
Indonesia	5,300,797	1,851,205	3,449,592	—
Kenya	1,789,333	1,789,333	—	—
Malaysia	4,117,951	632,772	3,485,179	—
Mexico	3,807,548	3,807,548	—	—
Netherlands	573,876	573,876	—	—
Nigeria	736,803	—	736,803	—
Philippines	5,967,032	—	5,967,032	—
Romania	707,028	—	707,028	—
Russia	10,370,043	2,152,814	8,217,229	—
Singapore	407,364	—	407,364	—
South Africa	9,544,355	1,031,140	8,513,215	—
South Korea	9,738,438	891,646	8,846,792	—
Sri Lanka	295,008	295,008	—	—
Switzerland	378,159	—	378,159	—
Taiwan	21,140,780	3,060,858	18,079,922	—
Thailand	8,104,983	5,738,243	2,366,740	—
Turkey	857,185	—	857,185	—
United States	3,882,494	3,882,494	—	—
Exchange Traded Funds	2,452,291	2,452,291	—	—
Warrants	3,542,939	240,676	3,302,263	—
Purchased Options	437,355	—	437,355	—

Total	$205,759,201	$61,620,379	$144,138,822	$—

Foreign Currency Contracts(2)	$471	$—	$471	$—

Total	$471	$—	$471	$—

Liabilities
Foreign Currency Contracts(2)	$(3,093)	$—	$(3,093)	$—

Total	$(3,093)	$—	$(3,093)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $86,467,790 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

31

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary – (continued)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Warrants	Total
Beginning balance	$816,910	$816,910
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(816,910)	(816,910)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

32

Hartford Global Capital Appreciation Fund

Diversification by Country

as of April 30, 2015 (Unaudited)

Country	Percentage of Net Assets
Australia	0.4%
Austria	0.1
Belgium	1.1
Brazil	0.2
Canada	2.8
Chile	0.1
China	6.1
Denmark	0.3
Finland	0.3
France	1.8
Germany	1.6
Greece	0.8
Hong Kong	1.4
India	1.2
Ireland	1.2
Italy	1.2
Japan	8.0
Jersey	0.1
Luxembourg	0.4
Malaysia	0.2
Netherlands	1.4
Norway	0.6
Philippines	0.1
Poland	0.1
Russia	0.1
Singapore	0.1
South Korea	0.6
Spain	0.3
Sweden	1.3
Switzerland	3.6
Taiwan	0.9
Thailand	0.3
United Kingdom	6.3
United States	55.8
Other Assets & Liabilities	(0.8)

Total	100.0%

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.7%
Consumer Staples	6.4
Energy	6.2
Financials	17.8
Health Care	15.4
Industrials	10.4
Information Technology	19.7
Materials	4.3
Telecommunication Services	2.2
Utilities	3.5

Total	98.6%

Short-Term Investments	2.2%
Other Assets & Liabilities	(0.8)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

33

Hartford Global Capital Appreciation Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.8%
	Automobiles & Components - 1.3%
747,660	Chongqing Changan Automobile Co., Ltd. Class B	$2,453,181
84,954	Delphi Automotive plc	7,051,182
15,100	Denso Corp.	749,651
441,400	Dongfeng Motor Group Co., Ltd. Class H	733,323
152,673	Fiat Chrysler Automobiles N.V.(1)	2,273,519
15,165	Harley-Davidson, Inc.	852,425
74,700	Honda Motor Co., Ltd.	2,504,344
69,800	Musashi Seimitsu Industry Co., Ltd.	1,477,414
12,300	Toyota Industries Corp.	696,602
485,000	Xingda International Holdings Ltd.	157,529

		18,949,170

	Banks - 5.8%
5,410,609	Alpha Bank A.E.(1)	1,895,907
931,134	Axis Bank Ltd.	8,312,023
217,891	Banca Popolare dell-Emilia Romagna Scrl(1)	1,792,334
100,213	Banco Santander S.A.	757,667
232,300	Bangkok Bank PCL NVDR	1,300,255
5,437,255	Bank of Ireland(1)	2,101,899
69,785	Bank of Nova Scotia	3,850,038
27,151	BNP Paribas S.A.	1,714,620
340,893	CaixaBank S.A.	1,709,766
2,704,000	China Construction Bank Class H	2,624,866
146,645	Citigroup, Inc.	7,819,111
19,800	Citizens Financial Group, Inc.	515,790
3,187,400	Eurobank Ergasias S.A.(1)	485,219
24,065	Grupo Financiero Galicia S.A. ADR	530,393
175,600	HSBC Holdings plc	1,754,156
891,870	ICICI Bank Ltd.	4,659,436
12,400	ICICI Bank Ltd. ADR	135,532
2,860,000	Industrial & Commercial Bank of China Ltd. Class H	2,480,938
72,250	JP Morgan Chase & Co.	4,570,535
742,500	Mitsubishi UFJ Financial Group, Inc.	5,274,980
4,115,600	Mizuho Financial Group, Inc.	7,845,484
219,616	Nordea Bank AB	2,790,253
80,766	Permanent TSB Group Holdings plc(1)	453,440
5,180,933	Piraeus Bank S.A.(1)	2,312,240
63,908	PNC Financial Services Group, Inc.	5,862,281
158,200	Sberbank of Russia ADR	938,960
61,156	Standard Chartered plc	1,001,258
77,600	Sumitomo Mitsui Financial Group, Inc.	3,388,372
33,830	Svenska Handelsbanken AB Class A	1,561,557
71,488	Wells Fargo & Co.	3,938,989

		84,378,299

	Capital Goods - 6.7%
471,659	Abengoa S.A. Class B	1,524,468
16,101	Acuity Brands, Inc.	2,688,062
189,439	AECOM(1)	5,978,695
32,345	Airbus Group N.V.	2,241,576
106,098	Arcam AB(1)	1,652,914
31,508	Assa Abloy AB Class B	1,827,898
133,608	Atlas Copco AB Class A	4,170,305
550,542	Balfour Beatty plc	2,050,168
1,772,016	Capstone Turbine Corp.(1)	1,113,181
507,000	China Lesso Group Holdings Ltd.	372,521
76,848	Cie de Saint-Gobain	3,492,518
44,898	Danaher Corp.	3,676,248
76,700	Denyo Co., Ltd.	1,159,169

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.8% - (continued)
	Capital Goods - 6.7% - (continued)
120,543	DigitalGlobe, Inc.(1)	$3,877,868
11,243	Doosan Corp.	1,302,237
11,400	Eaton Corp. plc	783,522
164,376	Ellaktor S.A.(1)	369,011
63,275	Fortune Brands Home & Security, Inc.	2,822,065
36,800	Generac Holdings, Inc.(1)	1,534,192
149,800	General Electric Co.	4,056,584
2,240,480	Jain Irrigation Systems Ltd.	2,005,927
86,408	Kone Oyj Class B	3,717,411
198,151	Lithium Technology Corp.(1)(2)(3)	1,026,422
29,153	Lockheed Martin Corp.	5,439,950
115,305	Masco Corp.	3,054,430
33,100	Mitsubishi Corp.	714,189
46,796	Owens Corning	1,809,133
412,956	QinetiQ Group plc	1,278,094
15,300	Raytheon Co.	1,591,200
141,023	Rexel S.A.	2,657,809
17,284	Rheinmetall AG	884,903
13,768	Safran S.A.	1,005,991
468,500	Sanwa Holdings Corp.	3,535,945
95,635	Schneider Electric S.A.	7,148,561
20,289	Siemens AG	2,207,076
20,386	Sulzer AG	2,274,835
15,629	Teledyne Technologies, Inc.(1)	1,640,576
6,774	TransDigm Group, Inc.	1,436,969
45,183	United Technologies Corp.	5,139,566
39,066	Wienerberger AG	635,827
53,092	Zumtobel Group AG	1,457,273

		97,355,289

	Commercial & Professional Services - 0.5%
38,600	ACCO Brands Corp.(1)	303,782
15,138	Clean Harbors, Inc.(1)	836,374
157,104	Experian plc	2,805,920
75,535	Knoll, Inc.	1,719,932
29,895	Robert Half International, Inc.	1,657,678

		7,323,686

	Consumer Durables & Apparel - 2.7%
70,100	Asics Corp.	1,798,786
70,350	Brunello Cucinelli S.p.A.	1,304,956
2,561,000	Cosmo Lady China Holdings Co., Ltd.(1)(4)	2,145,362
169,710	Crocs, Inc.(1)	2,240,172
162,886	Electrolux AB Series B	4,877,233
40,244	GoPro, Inc. Class A(1)	2,015,420
34,365	iRobot Corp.(1)	1,114,113
23,368	Kate Spade & Co.(1)	764,134
224,300	Lao Feng Xiang Co., Ltd. Class B	1,417,127
47,630	Luxottica Group S.p.A.	3,136,763
9,282	Michael Kors Holdings Ltd.(1)	574,185
18,252	Persimmon plc(1)	473,901
72,515	PulteGroup, Inc.	1,399,540
1,396,880	Samsonite International S.A.	5,094,656
257,740	Sony Corp.(1)	7,791,928
44,200	Vera Bradley, Inc.(1)	629,408
12,624	Whirlpool Corp.	2,216,775

		38,994,459

	Consumer Services - 1.8%
220,648	Compass Group plc	3,900,552
98,730	Hilton Worldwide Holdings, Inc.(1)	2,859,221
425,836	Kroton Educacional S.A.	1,554,688

The accompanying notes are an integral part of these financial statements.

34

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.8% - (continued)
	Consumer Services - 1.8% - (continued)
37,000	Las Vegas Sands Corp.	$1,956,560
41,475	LifeLock, Inc.(1)	605,950
1,055,000	Mandarin Oriental International Ltd.	1,710,566
53,104	McDonald’s Corp.	5,127,191
42,200	Melco Crown Entertainment Ltd. ADR	861,724
108,939	New Oriental Education & Technology Group, Inc. ADR(1)	2,787,749
114,619	OPAP S.A.	1,025,436
519,600	Sands China Ltd.	2,118,092
8,343	Wyndham Worldwide Corp.	712,492

		25,220,221

	Diversified Financials - 4.0%
245,419	Anima Holding S.p.A.(1)(4)	2,185,108
65,880	Banca Generali S.p.A.	2,211,080
14,776	BlackRock, Inc.	5,377,577
182,900	Blackstone Group L.P.	7,491,584
319,000	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	1,313,925
147,450	EFG International AG(1)	2,164,268
612,027	Henderson Group plc	2,611,519
51,100	Hong Kong Exchanges and Clearing Ltd.	1,947,944
215,300	Ichiyoshi Securities Co., Ltd.	2,311,511
166,320	Julius Baer Group Ltd.(1)	8,705,311
56,732	Legg Mason, Inc.	2,986,940
82,400	Matsui Securities Co., Ltd.	765,600
18,373	McGraw Hill Financial, Inc.	1,916,304
177,800	Mitsubishi UFJ Lease & Finance Co., Ltd.	953,769
19,268	MSCI, Inc.	1,179,009
64,000	Nomad Holdings Ltd.(1)(2)(3)	1,152,000
77,985	Platform Specialty Products Corp.(1)	2,100,916
58,500	Solar Cayman Ltd.(1)(2)(3)(4)	4,095
145,090	Springleaf Holdings, Inc.(1)	7,254,500
131,148	UBS Group AG(1)	2,619,987

		57,252,947

	Energy - 6.2%
23,345	Anadarko Petroleum Corp.	2,196,764
17,666	Baker Hughes, Inc.	1,209,414
115,008	BG Group plc	2,083,202
125,870	Cameco Corp.	2,213,289
115,630	Canadian Natural Resources Ltd.	3,844,112
68,407	Chevron Corp.	7,597,281
6,286,200	China Suntien Green Energy Corp. Ltd. Class H	1,689,282
469,004	Cobalt International Energy, Inc.(1)	5,018,343
12,000	Diamondback Energy, Inc.(1)	990,840
38,202	Enbridge, Inc.	1,999,111
214,645	Halliburton Co.	10,506,873
13,300	Helmerich & Payne, Inc.	1,037,001
4,961,000	Hilong Holding Ltd.	1,868,851
27,545	HollyFrontier Corp.	1,068,195
119,800	Imperial Oil Ltd.	5,280,534
699,983	Karoon Gas Australia Ltd.(1)	1,508,339
269,687	Laredo Petroleum, Inc.(1)	4,261,055
294,800	Malakoff Corp. Bhd(1)	150,483
46,000	Marathon Oil Corp.	1,430,600
227,534	McDermott International, Inc.(1)	1,194,554
32,285	National Oilwell Varco, Inc.	1,756,627
68,011	Patterson-UTI Energy, Inc.	1,520,046
2,000,000	PetroChina Co., Ltd. Class H	2,579,526
104,281	Petroleum Geo-Services ASA	692,400

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.8% - (continued)
	Energy - 6.2% - (continued)
42,423	Pioneer Natural Resources Co.	$7,329,846
58,666	Rice Energy, Inc.(1)	1,444,944
65,000	Royal Dutch Shell plc Class B	2,081,026
212,481	Southwestern Energy Co.(1)	5,955,842
40,069	Total S.A.	2,169,734
681,690	Trican Well Service Ltd.	2,881,574
347,959	Tsakos Energy Navigation Ltd.	3,194,264
35,927	Whiting Petroleum Corp.(1)	1,361,993

		90,115,945

	Food & Staples Retailing - 1.1%
29,600	Alimentation Couche-Tard, Inc. Class B	1,132,970
8,400	CVS Health Corp.	834,036
6,412	E-Mart Co., Ltd.	1,320,968
75,510	Seven & I Holdings Co., Ltd.	3,245,746
62,407	Wal-Mart Stores, Inc.	4,870,866
56,846	Walgreens Boots Alliance, Inc.	4,714,239

		16,118,825

	Food, Beverage & Tobacco - 4.8%
79,983	Anheuser-Busch InBev N.V.	9,737,792
114,606	British American Tobacco plc	6,296,864
886,584	C&C Group plc	3,592,504
177,558	Coca-Cola Co.	7,201,753
180,387	Diageo plc	5,007,969
331,572	Greencore Group plc	1,799,301
51,550	Imperial Tobacco Group plc	2,517,212
17,363	Kraft Foods Group, Inc.	1,471,514
2,887,600	LT Group, Inc.	964,034
175,237	Mondelez International, Inc. Class A	6,723,844
39,737	Monster Beverage Corp.(1)	5,448,340
65,780	Nestle S.A.	5,103,490
61,765	Post Holdings, Inc.(1)	2,899,249
185,546	Treasury Wine Estates Ltd.	813,761
9,284	TreeHouse Foods, Inc.(1)	754,418
103,694	Unilever N.V.	4,508,615
30,990	Unilever N.V.(2)	1,351,802
535,323	Vina Concha y Toro S.A.	1,091,651
338,200	Yantai Changyu Pioneer Wine Co., Ltd. Class B	1,562,155

		68,846,268

	Health Care Equipment & Services - 1.8%
27,933	Aetna, Inc.	2,985,200
35,913	Becton Dickinson and Co.	5,059,064
50,011	Cardinal Health, Inc.	4,217,928
1,847,640	CareView Communications, Inc.(1)	720,395
59,931	Envision Healthcare Holdings, Inc.(1)	2,274,981
53,759	Medtronic plc	4,002,357
17,400	Olympus Corp.(1)	626,573
40,500	Paramount Bed Holdings Co., Ltd.	1,097,355
47,227	UnitedHealth Group, Inc.	5,261,088

		26,244,941

	Household & Personal Products - 0.5%
16,870	Estee Lauder Cos., Inc. Class A	1,371,362
62,052	Procter & Gamble Co.	4,933,755
28,746	Svenska Cellulosa AB SCA Class B	727,129

		7,032,246

	Insurance - 4.8%
49,170	ACE Ltd.	5,260,698
37,301	Ageas	1,401,481
383,400	AIA Group Ltd.	2,549,792

The accompanying notes are an integral part of these financial statements.

35

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.8% - (continued)
	Insurance - 4.8% - (continued)
293,688	American International Group, Inc.	$16,531,697
264,852	Assicurazioni Generali S.p.A.	5,174,988
130,249	Delta Lloyd N.V.	2,466,507
339,369	Direct Line Insurance Group plc	1,656,816
77,974	FBD Holdings plc	842,699
33,700	Marsh & McLennan Cos., Inc.	1,892,592
109,895	MetLife, Inc.	5,636,515
45,605	Principal Financial Group, Inc.	2,331,328
93,700	Prudential Financial, Inc.	7,645,920
324,000	T&D Holdings, Inc.	4,675,247
78,400	Tokio Marine Holdings, Inc.	3,196,030
45,100	Torchmark Corp.	2,530,561
46,600	Unum Group	1,591,856
12,294	Zurich Insurance Group AG	3,794,582

		69,179,309

	Materials - 4.3%
31,707	Akzo Nobel N.V.(2)	2,426,020
50,600	Barrick Gold Corp.	657,611
20,288	BASF SE	2,015,573
50,969	BHP Billiton plc	1,225,114
29,761	BRAAS Monier Building Group S.A.(1)	817,099
40,100	Cabot Corp.	1,713,874
41,740	Celanese Corp. Series A	2,769,866
85,393	Constellium N.V. Class A(1)	1,568,669
105,245	CRH plc	2,940,907
29,200	Crown Holdings, Inc.(1)	1,584,392
53,000	E.I. DuPont de Nemours & Co.	3,879,600
327,283	Glencore plc(1)	1,554,780
38,239	Holcim Ltd.(1)	3,071,757
78,000	Huabao International Holdings Ltd.	87,613
112,740	International Paper Co.	6,056,393
850,401	Ivanhoe Mines Ltd. Class A(1)	817,626
56,916	Louisiana-Pacific Corp.(1)	867,400
6,171	Martin Marietta Materials, Inc.	880,293
73,553	Methanex Corp.	4,428,626
223,640	Norbord, Inc.	4,511,726
23,928	Packaging Corp. of America	1,655,578
46,064	Praxair, Inc.	5,616,584
449,300	PTT Global Chemical PCL	868,888
50,265	Reliance Steel & Aluminum Co.	3,253,151
50,985	Rio Tinto plc ADR	2,283,618
61,632	Smurfit Kappa Group plc	1,886,954
532,000	Sumitomo Osaka Cement Co., Ltd.	1,732,698
12,882	Wacker Chemie AG	1,597,732

		62,770,142

	Media - 2.1%
10,800	Comcast Corp. Class A	623,808
23,754	DISH Network Corp. Class A(1)	1,607,196
11,269	Loral Space & Communications, Inc.(1)	777,561
51,577	ProSiebenSat.1 Media AG	2,636,985
69,400	Quebecor, Inc. Class B	1,908,572
117,492	SES S.A.	4,117,650
627,763	Sky plc	10,350,516
1,021,793	Solocal Group(1)	571,059
17,409	Tribune Media Co. Class A	976,123
180,544	TVN S.A.(1)	852,604
127,974	Twenty-First Century Fox, Inc. Class A	4,361,354
49,795	Wolters Kluwer N.V.(2)	1,613,236

		30,396,664

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 13.6%
75,794	Actavis plc(1)	$21,439,091
5,017	Agios Pharmaceuticals, Inc.(1)	463,270
23,800	Alkermes plc(1)	1,317,806
11,850	Alnylam Pharmaceuticals, Inc.(1)	1,207,159
410,358	Arena Pharmaceuticals, Inc.(1)	1,789,161
182,246	AstraZeneca plc	12,506,921
137,264	AstraZeneca plc ADR	9,399,839
700	Avalanche Biotechnologies, Inc.(1)	22,302
26,079	Biogen, Inc.(1)	9,751,720
1,800	Blueprint Medicines Corp.(1)	33,966
518,948	Bristol-Myers Squibb Co.	33,072,556
11,124	Celgene Corp.(1)	1,202,059
226,865	Eisai Co., Ltd.	15,122,229
22,460	Eli Lilly & Co.	1,614,200
14,726	Five Prime Therapeutics, Inc.(1)	295,404
6,862	Illumina, Inc.(1)	1,264,323
13,497	Incyte Corp.(1)	1,311,369
51,043	Johnson & Johnson	5,063,466
429,911	Merck & Co., Inc.	25,605,499
193,520	Mylan N.V.(1)	13,983,755
27,574	Novartis AG	2,814,537
56,730	Ono Pharmaceutical Co., Ltd.	6,148,348
32,883	Portola Pharmaceuticals, Inc.(1)	1,173,594
11,626	PTC Therapeutics, Inc.(1)	683,028
3,556	Puma Biotechnology, Inc.(1)	642,142
4,493	Receptos, Inc.(1)	661,999
10,289	Regeneron Pharmaceuticals, Inc.(1)	4,706,806
23,314	Regulus Therapeutics, Inc.(1)	292,591
36,813	Roche Holding AG	10,534,227
17,525	TESARO, Inc.(1)	954,587
976,499	TherapeuticsMD, Inc.(1)	6,327,714
55,771	UCB S.A.	4,017,344
11,205	Vertex Pharmaceuticals, Inc.(1)	1,381,352

		196,804,364

	Real Estate - 2.9%
39,446	American Tower Corp. REIT	3,728,830
11,240	AvalonBay Communities, Inc. REIT	1,847,182
115,020	Castellum AB	1,793,424
71,680	CBRE Group, Inc. Class A(1)	2,748,211
171,200	City Developments Ltd.	1,377,466
47,400	Columbia Property Trust, Inc. REIT	1,243,302
255,581	Deutsche Annington Immobilien SE	8,578,605
66,372	Deutsche Wohnen AG	1,740,916
89,960	E-House China Holdings Ltd. ADR	611,728
129,152	Grivalia Properties REIC	1,026,475
529,209	Hibernia plc REIT	736,836
16,609	ICADE REIT	1,444,580
499,600	Leopalace21 Corp.(1)	2,881,420
186,920	Mitsui Fudosan Co., Ltd.	5,541,112
1,440,664	New South Resources Ltd.(1)	1,833,490
78,585	Realogy Holdings Corp.(1)	3,725,715
111,371	UNITE Group plc	1,024,017
4,081	WeWork Companies, Inc. Class A(1)(2)(3)	61,158

		41,944,467

	Retailing - 4.5%
63,081	Advance Auto Parts, Inc.	9,020,583
727,000	Allstar Co.(1)(2)(3)	748,810
31,761	Amazon.com, Inc.(1)	13,396,155
22,115	CST Brands, Inc.	922,417

The accompanying notes are an integral part of these financial statements.

36

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.8% - (continued)
	Retailing - 4.5% - (continued)
35,595	GNC Holdings, Inc. Class A	$1,532,365
391,935	Groupon, Inc.(1)	2,712,190
15,687	HSN, Inc.	979,183
4,893	Hyundai Home Shopping Network Corp.	615,194
1,439,500	Intime Retail Group Co., Ltd.	1,609,559
5,907	JAND Inc. Class A(1)(2)(3)	61,059
11,715	L Brands, Inc.	1,046,852
40,139	Lowe’s Cos., Inc.	2,763,972
475,000	Luk Fook Holdings International Ltd.	1,485,215
2,900,000	Maoye International Holdings Ltd.	642,524
116,526	Marks & Spencer Group plc	986,800
7,222	Netflix, Inc.(1)	4,019,043
39,400	Rakuten, Inc.	688,336
76,675	Rent-A-Center, Inc.	2,269,580
7,799	Signet Jewelers Ltd.	1,046,080
82,374	TJX Cos., Inc.	5,316,418
46,855	Urban Outfitters, Inc.(1)	1,876,074
297,334	Vipshop Holdings Ltd. ADR(1)	8,411,579
62,452	Zalando SE(1)(4)	1,912,287
544,555	Zhongsheng Group Holdings Ltd.	496,989

		64,559,264

	Semiconductors & Semiconductor Equipment - 4.4%
111,217	Applied Materials, Inc.	2,200,984
157,671	Cypress Semiconductor Corp.(1)	2,100,182
9,523,035	GCL-Poly Energy Holdings Ltd.(1)	2,880,070
330,806	Globalwafers Co., Ltd.(1)	1,026,032
216,840	Intel Corp.	7,058,142
247,976	Maxim Integrated Products, Inc.	8,141,052
93,071	Micron Technology, Inc.(1)	2,618,087
99,748	NXP Semiconductors N.V.(1)	9,587,778
106,850	SK Hynix, Inc.	4,571,583
574,070	Sumco Corp.	8,661,671
66,705	SunEdison Semiconductor Ltd.(1)	1,489,523
190,352	SunEdison, Inc.(1)	4,819,713
194,043	SunPower Corp.(1)	6,246,244
91,200	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,228,928

		63,629,989

	Software & Services - 10.8%
112,316	21Vianet Group, Inc. ADR(1)	2,310,340
112,285	Accenture plc Class A	10,403,205
447,417	Activision Blizzard, Inc.	10,207,819
19,515	Adobe Systems, Inc.(1)	1,484,311
63,812	Akamai Technologies, Inc.(1)	4,708,049
123,075	Alibaba Group Holding Ltd. ADR(1)	10,004,767
35,622	AOL, Inc.(1)	1,421,318
6,200	Apigee Corp.(1)	89,714
48,051	Automatic Data Processing, Inc.	4,062,231
46,644	Baidu, Inc. ADR(1)	9,341,860
32,200	ChinaCache International Holdings Ltd. ADR(1)	453,698
98,400	Comverse, Inc.(1)	2,410,800
24,421	CoStar Group, Inc.(1)	4,992,385
236,511	Coupons.com, Inc.(1)	2,963,483
183,138	Enernoc, Inc.(1)	2,023,675
26,100	Envestnet, Inc.(1)	1,337,886
111,292	Facebook, Inc. Class A(1)	8,766,471
320,000	Fujitsu Ltd.	2,121,074
3,100	GoDaddy, Inc. Class A(1)	77,717
171,078	Gogo, Inc.(1)	3,616,589

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.8% - (continued)
	Software & Services - 10.8% - (continued)
12,536	Google, Inc. Class A(1)	$6,879,381
28,280	Google, Inc. Class C(1)	15,196,199
169,900	Kakaku.com, Inc.	2,634,804
5,253	Leju Holdings Ltd. ADR	55,314
18,060	LendingClub Corp. PIPE(1)(2)(3)	308,281
306,939	Microsoft Corp.	14,929,513
459,569	Monster Worldwide, Inc.(1)	2,706,861
7,203	NetEase, Inc. ADR	923,353
693,706	Optimal Payments plc(1)	3,152,431
103,997	Oracle Corp.	4,536,349
74,186	Pandora Media, Inc.(1)	1,323,478
33,850	Qihoo 360 Technology Co., Ltd. ADR(1)	2,041,155
32,960	Salesforce.com, Inc.(1)	2,400,147
81,198	Tangoe, Inc.(1)	1,110,789
184,070	Tencent Holdings Ltd.	3,798,997
18,770	Verint Systems, Inc.(1)	1,153,041
53,162	Workday, Inc. Class A(1)	4,848,906
32,918	Yelp, Inc.(1)	1,296,640
45,577	Zillow Group, Inc. Class A(1)	4,450,138

		156,543,169

	Technology Hardware & Equipment - 3.5%
130,819	Apple, Inc.	16,371,998
105,060	ARRIS Group, Inc.(1)	3,537,895
5,565	Belden, Inc.	467,182
178,000	Catcher Technology Co., Ltd.	2,082,928
319,349	Cisco Systems, Inc.	9,206,832
43,820	Hewlett-Packard Co.	1,444,745
44,665	Largan Precision Co., Ltd.	4,475,701
1,106,751	ParkerVision, Inc.(1)	752,591
1,539	Samsung Electronics Co., Ltd.	2,018,943
34,050	Stratasys Ltd.(1)	1,275,172
63,275	TE Connectivity Ltd.	4,210,951
24,921	Western Digital Corp.	2,435,779
1,777,000	WPG Holdings Ltd.	2,223,175

		50,503,892

	Telecommunication Services - 2.2%
153,943	Hellenic Telecommunications Organization S.A.(1)	1,399,331
23,300	Level 3 Communications, Inc.(1)	1,303,402
134,600	Nippon Telegraph & Telephone Corp.	9,088,860
239,200	NTT DoCoMo, Inc.	4,236,825
108,713	Orange S.A.	1,790,646
25,205	SoftBank Corp.	1,575,572
1,086,665	Telecom Italia S.p.A.(1)	1,282,555
344,350	Telenor ASA	7,777,202
475,300	Total Access Communication PCL NVDR	1,248,563
33,200	Verizon Communications, Inc.	1,674,608

		31,377,564

	Transportation - 3.1%
4,521,030	AirAsia Bhd	2,881,577
47,180	American Airlines Group, Inc.	2,278,086
78,685	Canadian National Railway Co.	5,080,449
175,083	CSX Corp.	6,318,745
94,298	Deutsche Lufthansa AG(1)	1,312,943
43,720	Deutsche Post AG	1,439,623
106,225	DSV A/S	3,684,909
108,689	Groupe Eurotunnel S.A.	1,742,562
246,594	Hertz Global Holdings, Inc.(1)	5,139,019
111,600	Hitachi Transport System Ltd.	1,799,810

The accompanying notes are an integral part of these financial statements.

37

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.8% - (continued)
	Transportation - 3.1% - (continued)
2,498,000	Jiangsu Expressway Co., Ltd. Class H	$3,429,821
13,851	Kuehne + Nagel International AG	2,077,434
61,233	United Parcel Service, Inc. Class B	6,155,754
95,635	UTi Worldwide, Inc.(1)	863,584

		44,204,316

	Utilities - 3.4%
544,777	Centrica plc	2,127,074
241,325	Cheung Kong Infrastructure Holdings Ltd.	2,044,356
8,528,560	China Longyuan Power Group Corp. Ltd. Class H	10,569,380
352,000	China Resources Gas Group Ltd.	1,222,443
20,400	Duke Energy Corp.	1,582,428
27,200	Edison International	1,657,568
16,700	Empresa Distribuidora Y Comercializadora Norte ADR(1)	237,808
1,297,030	ENN Energy Holdings Ltd.	9,335,221
1,912,825	Guangdong Investment Ltd.	2,852,335
282,200	Hokkaido Electric Power Co., Inc.(1)	2,602,616
2,504,000	Huadian Fuxin Energy Corp. Ltd. Class H	1,346,809
4,464,000	Huaneng Renewables Corp. Ltd. Class H	1,948,979
186,600	Kyushu Electric Power Co., Inc.(1)	1,990,116
115,059	National Grid plc	1,547,928
1,331,421	NTPC Ltd.	3,145,657
12,750	Pampa Energia S.A. ADR(1)	207,570
321,986	Snam S.p.A.	1,677,271
19,100	Southern Co.	846,130
1,331,000	Towngas China Co., Ltd.	1,427,373
27,500	Xcel Energy, Inc.	932,525

		49,301,587

	Total Common Stocks (cost $1,331,297,940)	$1,399,047,023

CORPORATE BONDS - 0.0%
	Electric - 0.0%
INR 10,357,488	NTPC Ltd. 8.49%, 03/25/2025	$20,824

	Total Corporate Bonds (cost $169,013)	$20,824

PREFERRED STOCKS - 1.5%
	Consumer Durables & Apparel - 0.1%
46,766	One Kings Lane, Inc.(1)(2)(3)	$663,142

	Consumer Services - 0.0%
121,867	Draftkings, Inc.(1)(2)(3)	197,565

	Health Care Equipment & Services - 0.1%
472,556	Corindus Vascular Robotics, Inc.(3)	2,003,637

	Real Estate - 0.1%
123,147	Redfin Corp. Series G(1)(2)(3)	365,492
20,282	WeWork Companies, Inc. Class D-1(1)(2)(3)	303,947
15,935	WeWork Companies, Inc. Class D-2(1)(2)(3)	238,802

		908,241

	Retailing - 0.3%
22,505	Forward Ventures LLC(1)(2)(3)	907,852
5,968	Honest Co.(1)(2)(3)	153,258
13,190	JAND Inc. Series D(1)(2)(3)	136,342

Shares or Principal Amount		Market Value*
PREFERRED STOCKS - 1.5% - (continued)
	Retailing - 0.3% - (continued)
39,437	Tory Burch LLC(1)(2)(3)	$2,643,457

		3,840,909

	Software & Services - 0.8%
19,507	Apigee Corp. PIPE(1)(2)(3)	254,980
75,898	Birst, Inc. Series F(1)(2)(3)	398,981
14,984	Cloudera, Inc.(1)(2)(3)	445,025
10,669	Dropbox, Inc. Series C(1)(2)(3)	183,412
243,469	Essence Holding Group(1)(2)(3)	433,375
38,688	Lookout, Inc. Series F(1)(2)(3)	397,713
51,890	MarkLogic Corp. Series F(1)(2)(3)	542,395
10,966	New Relic, Inc. PIPE Series A(1)(2)(3)	348,170
46,333	Nutanix, Inc.(1)(2)(3)	824,264
49,947	Pinterest, Inc. Series G(1)(2)(3)	1,613,583
168,432	Uber Technologies, Inc.(1)(2)(3)	5,050,572
28,813	Veracode, Inc.(1)(2)(3)	820,594
160,709	Zuora, Inc. Series F(1)(2)(3)	549,523

		11,862,587

	Technology Hardware & Equipment - 0.1%
59,775	Pure Storage, Inc.(1)(2)(3)	986,288

	Telecommunication Services - 0.0%
943	DocuSign, Inc. Series B(1)(2)(3)	18,005
283	DocuSign, Inc. Series B-1(1)(2)(3)	5,403
677	DocuSign, Inc. Series D(1)(2)(3)	12,926
17,536	DocuSign, Inc. Series E(1)(2)(3)	334,817
3,559	DocuSign, Inc. Series F(1)(2)(3)	67,952

		439,103

	Total Preferred Stocks (cost $17,690,352)	$20,901,472

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
13,926	Honest Co. Series C(1)(2)(3)	$357,620

	Total Convertible Preferred Stocks (cost $376,800)	$357,620

WARRANTS - 0.2%
	Banks - 0.0%
175,200	Alpha Bank A.E.(1)	$102,296

	Diversified Financials - 0.2%
64,000	Nomad Holdings Ltd.(1)(2)(3)	160,000
105,165	Platform Specialty Products Corp.(1)	2,833,145

		2,993,145

	Total Warrants (cost $2,350,966)	$3,095,441

RIGHTS - 0.1%
	Banks - 0.0%
100,213	Banco Santander S.A.(1)	$16,527

The accompanying notes are an integral part of these financial statements.

38

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
RIGHTS - 0.1% - (continued)
	Software & Services - 0.1%
635,897	Optimal Payments plc(1)	$1,356,781

	Total Rights (cost $862,374)	$1,373,308

	Total Long-Term Investments (cost $1,352,747,445)	$1,424,795,688

SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 2.2%
32,261,981	BlackRock Liquidity Funds TempFund Portfolio	$32,261,981

	Total Short-Term Investments (cost $32,261,981)	$32,261,981

Total Investments (cost $1,385,009,426)^	100.8%	$1,457,057,669
Other Assets and Liabilities	(0.8)%	(11,359,345)

Total Net Assets	100.0%	$1,445,698,324

The accompanying notes are an integral part of these financial statements.

39

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $1,394,072,616 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$125,282,716
Unrealized Depreciation	(62,297,663)

Net Unrealized Appreciation	$62,985,053

(1)	Non-income producing.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
04/2014	31,707	Akzo Nobel N.V.	$2,545,304
08/2011	727,000	Allstar Co.	316,259
04/2014	19,507	Apigee Corp. PIPE Preferred	416,243
03/2015	75,898	Birst, Inc. Series F Preferred	443,313
02/2014	14,984	Cloudera, Inc. Preferred	218,167
02/2014	943	DocuSign, Inc. Series B Preferred	12,384
02/2014	283	DocuSign, Inc. Series B-1 Preferred	3,716
02/2014	677	DocuSign, Inc. Series D Preferred	8,891
02/2014	17,536	DocuSign, Inc. Series E Preferred	230,290
04/2015	3,559	DocuSign, Inc. Series F Preferred	67,952
12/2014	121,867	Draftkings, Inc. Preferred	219,517
01/2014	10,669	Dropbox, Inc. Series C Preferred	203,791
05/2014	243,469	Essence Holding Group Preferred	384,997
11/2014	22,505	Forward Ventures LLC Preferred	700,608
08/2014	5,968	Honest Co. Preferred	161,478
08/2014	13,926	Honest Co. Series C Convertible Preferred	376,800
04/2015	5,907	JAND Inc.	67,844
04/2015	13,190	JAND Inc. Series D Preferred	151,491
04/2014	18,060	LendingClub Corp.	183,693
08/2014	198,151	Lithium Technology Corp.	965,788
07/2014	38,688	Lookout, Inc. Series F Preferred	441,937
04/2015	51,890	MarkLogic Corp. Series F Preferred	602,661
04/2014	10,966	New Relic, Inc. PIPE Series A Preferred	311,330
04/2014	64,000	Nomad Holdings Ltd.	639,360
04/2014	64,000	Nomad Holdings Ltd. Warrants	640
08/2014	46,333	Nutanix, Inc. Preferred	620,700
01/2014	46,766	One Kings Lane, Inc. Preferred	720,991
03/2015	49,947	Pinterest, Inc. Series G Preferred	1,792,870
04/2014	59,775	Pure Storage, Inc. Preferred	940,016
12/2014	123,147	Redfin Corp. Series G Preferred	406,102
03/2007	58,500	Solar Cayman Ltd.	17,145
11/2013	39,437	Tory Burch LLC Preferred	3,090,928
06/2014	168,432	Uber Technologies, Inc. Preferred	2,612,894
02/2014	30,990	Unilever N.V.	1,236,109
08/2014	28,813	Veracode, Inc. Preferred	532,058
12/2014	4,081	WeWork Companies, Inc.	67,953
12/2014	20,282	WeWork Companies, Inc. Class D-1 Preferred	337,719
12/2014	15,935	WeWork Companies, Inc. Class D-2 Preferred	265,336
04/2014	49,795	Wolters Kluwer N.V.	1,442,107
01/2015	160,709	Zuora, Inc. Series F Preferred	610,582

			$24,367,964

At April 30, 2015, the aggregate value of these securities were $28,168,338, which represents 1.9% of total net assets.

The accompanying notes are an integral part of these financial statements.

40

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $24,712,965, which represents 1.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $6,246,852, which represents 0.4% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
BRL	Buy	05/04/15	MSC	$80,671	$78,739	$(1,932)
CAD	Sell	05/04/15	CBA	149,964	149,320	644
CHF	Buy	05/04/15	MSC	140,775	141,582	807
EUR	Buy	05/04/15	DEUT	3,076,014	3,093,231	17,217
EUR	Buy	05/05/15	UBS	592,594	606,304	13,710
EUR	Buy	05/05/15	WEST	674,831	676,905	2,074
EUR	Buy	06/17/15	NAB	7,047,003	7,288,537	241,534
EUR	Buy	06/17/15	NAB	901,450	923,566	22,116
EUR	Buy	06/17/15	RBS	901,833	923,567	21,734
EUR	Sell	05/04/15	DEUT	172,714	173,681	(967)
EUR	Sell	05/05/15	DEUT	25,693	25,837	(144)
EUR	Sell	05/05/15	WEST	951,729	954,654	(2,925)
EUR	Sell	05/07/15	WEST	95,680	95,972	(292)
EUR	Sell	05/07/15	DEUT	122,341	123,022	(681)
EUR	Sell	06/17/15	NAB	5,758,759	6,086,328	(327,569)
EUR	Sell	06/17/15	RBS	5,740,581	6,085,204	(344,623)
GBP	Buy	05/01/15	GSC	1,629,091	1,620,329	(8,762)
GBP	Buy	05/01/15	HSBC	3,235,581	3,211,727	(23,854)
GBP	Buy	05/05/15	TDB	28,424	28,469	45
GBP	Sell	05/01/15	HSBC	303,241	301,005	2,236
GBP	Sell	06/17/15	BCLY	1,373,869	1,399,444	(25,575)
GBP	Sell	06/17/15	RBS	1,372,027	1,397,910	(25,883)
HKD	Sell	05/04/15	GSC	1,664,574	1,664,563	11
HKD	Sell	05/05/15	UBS	58,445	58,449	(4)
JPY	Buy	05/08/15	DEUT	260,475	259,448	(1,027)
JPY	Buy	06/17/15	BCLY	1,977,714	1,982,052	4,338
JPY	Buy	06/17/15	CBK	1,558,855	1,557,024	(1,831)
JPY	Buy	06/17/15	DEUT	1,780,619	1,773,473	(7,146)
JPY	Sell	05/01/15	DEUT	32,169	32,109	60
JPY	Sell	05/07/15	HSBC	43,230	43,109	121
JPY	Sell	05/08/15	DEUT	212,494	211,656	838
JPY	Sell	06/17/15	DEUT	11,099,549	11,260,464	(160,915)
JPY	Sell	06/17/15	JPM	11,098,449	11,260,464	(162,015)
NOK	Sell	05/04/15	MSC	321,772	320,075	1,697
SEK	Buy	05/04/15	MSC	487,441	486,982	(459)
SEK	Sell	05/04/15	MSC	3,821	3,817	4

Total						$(767,418)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

41

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBS	RBS Greenwich Capital
TDB	Toronto Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

Other Abbreviations:
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PIPE	Private Investment in Public Equity
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

42

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$18,949,170	$7,903,607	$11,045,563	$—
Banks	84,378,299	27,676,109	56,702,190	—
Capital Goods	97,355,289	50,785,509	45,543,358	1,026,422
Commercial & Professional Services	7,323,686	4,517,766	2,805,920	—
Consumer Durables & Apparel	38,994,459	13,675,830	25,318,629	—
Consumer Services	25,220,221	16,465,575	8,754,646	—
Diversified Financials	57,252,947	27,519,839	28,577,013	1,156,095
Energy	90,115,945	75,443,585	14,672,360	—
Food & Staples Retailing	16,118,825	11,552,111	4,566,714	—
Food, Beverage & Tobacco	68,846,268	31,661,539	37,184,729	—
Health Care Equipment & Services	26,244,941	24,521,013	1,723,928	—
Household & Personal Products	7,032,246	6,305,117	727,129	—
Insurance	69,179,309	46,730,373	22,448,936	—
Materials	62,770,142	43,413,895	19,356,247	—
Media	30,396,664	11,107,218	19,289,446	—
Pharmaceuticals, Biotechnology & Life Sciences	196,804,364	145,660,758	51,143,606	—
Real Estate	41,944,467	15,665,821	26,217,488	61,158
Retailing	64,559,264	57,224,778	6,524,617	809,869
Semiconductors & Semiconductor Equipment	63,629,989	47,516,665	16,113,324	—
Software & Services	156,543,169	144,527,582	11,707,306	308,281
Technology Hardware & Equipment	50,503,892	39,703,145	10,800,747	—
Telecommunication Services	31,377,564	2,978,010	28,399,554	—
Transportation	44,204,316	28,717,214	15,487,102	—
Utilities	49,301,587	5,464,029	43,837,558	—
Corporate Bonds	20,824	—	20,824	—
Preferred Stocks	20,901,472	—	—	20,901,472
Convertible Preferred Stocks	357,620	—	—	357,620
Warrants	3,095,441	102,296	2,833,145	160,000
Rights	1,373,308	1,373,308	—	—
Short-Term Investments	32,261,981	32,261,981	—	—

Total	$1,457,057,669	$920,474,673	$511,802,079	$24,780,917

Foreign Currency Contracts(2)	$329,186	$—	$329,186	$—

Total	$329,186	$—	$329,186	$—

Liabilities
Foreign Currency Contracts(2)	$(1,096,604)	$—	$(1,096,604)	$—

Total	$(1,096,604)	$—	$(1,096,604)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $4,359,320 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

43

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary – (continued)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Convertible Preferred Stocks	Preferred Stocks	Warrants	Total
Beginning balance	$3,504,119	$339,120	$12,374,269	$—	$16,217,508
Purchases	457,174	—	5,598,151	—	6,055,325
Sales	—	—	(1,061,270)	—	(1,061,270)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	431,030	—	431,030
Net change in unrealized appreciation/depreciation	726,725	18,500	3,559,292	139,200	4,443,717
Transfers into Level 3(1)	656,320	—	—	20,800	677,120
Transfers out of Level 3(1)	(1,982,513)	—	—	—	(1,982,513)

Ending balance	$3,361,825	$357,620	$20,901,472	$160,000	$24,780,917

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $4,782,077.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

44

Hartford Global Equity Income Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	1.4%
Consumer Staples	6.7
Energy	6.5
Financials	27.3
Health Care	11.9
Industrials	8.1
Information Technology	12.9
Materials	7.7
Telecommunication Services	7.8
Utilities	5.5

Total	95.8%

Short-Term Investments	4.0%
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

45

Hartford Global Equity Income Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8%
	Australia - 0.7%
86,533	BHP Billiton plc	$2,079,947

	China - 4.9%
5,087,000	China Construction Bank Class H	4,938,126
4,214,000	Jiangsu Expressway Co., Ltd. Class H	5,785,935
3,346,000	PetroChina Co., Ltd. Class H	4,315,547

		15,039,608

	France - 4.5%
28,541	ICADE REIT	2,482,374
88,901	Schneider Electric S.A.	6,645,206
84,909	Total S.A.	4,597,818

		13,725,398

	Germany - 6.5%
185,889	Deutsche Annington Immobilien SE	6,239,385
75,134	Deutsche Post AG	2,474,030
114,166	Deutsche Wohnen AG	2,994,536
87,387	ProSiebenSat.1 Media AG	4,467,849
35,495	Siemens AG	3,861,214

		20,037,014

	Italy - 1.3%
200,519	Assicurazioni Generali S.p.A.	3,917,975

	Japan - 8.8%
72,492	Eisai Co., Ltd.	4,832,128
56,900	Mitsubishi Corp.	1,227,714
748,800	Mitsubishi UFJ Financial Group, Inc.	5,319,737
161,500	Nippon Telegraph & Telephone Corp.	10,905,281
267,400	NTT DoCoMo, Inc.	4,736,317

		27,021,177

	Netherlands - 3.5%
41,885	Akzo Nobel N.V.(1)	3,204,777
185,930	Delta Lloyd N.V.	3,520,931
127,786	Royal Dutch Shell plc Class B	4,091,169

		10,816,877

	Norway - 1.7%
232,984	Telenor ASA	5,261,983

	Spain - 1.1%
649,896	CaixaBank S.A.	3,259,586

	Sweden - 3.5%
197,673	Castellum AB	3,082,173
404,421	Nordea Bank AB	5,138,227
58,139	Svenska Handelsbanken AB Class A	2,683,634

		10,904,034

	Switzerland - 6.2%
32,542	Roche Holding AG	9,312,059
31,367	Zurich Insurance Group AG	9,681,524

		18,993,583

	Taiwan - 1.4%
877,083	Taiwan Semiconductor Manufacturing Co., Ltd.	4,222,516

	Thailand - 0.5%
835,200	PTT Global Chemical PCL	1,615,168

	United Kingdom - 11.6%
72,912	AstraZeneca plc	5,003,702
16,991	AstraZeneca plc ADR	1,163,544
201,546	British American Tobacco plc	11,073,658
1,012,848	Centrica plc	3,954,651

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8% - (continued)
	United Kingdom - 11.6% - (continued)
1,033,913	Henderson Group plc	$4,411,706
323,386	HSBC Holdings plc	3,230,464
197,738	National Grid plc	2,660,237
50,349	Unilever N.V.(1)	2,196,253
210,386	UNITE Group plc	1,934,425

		35,628,640

	United States - 39.6%
21,825	Apple, Inc.	2,731,399
7,500	BlackRock, Inc.	2,729,550
63,076	Bristol-Myers Squibb Co.	4,019,833
35,095	Chevron Corp.	3,897,651
114,500	Cisco Systems, Inc.	3,301,035
66,500	Coca-Cola Co.	2,697,240
6,269	Dropbox, Inc. Class B(1)(2)(3)	107,771
52,000	Duke Energy Corp.	4,033,640
80,700	E.I. DuPont de Nemours & Co.	5,907,240
20,500	Eaton Corp. plc	1,408,965
49,500	Edison International	3,016,530
114,340	General Electric Co.	3,096,327
335,830	Intel Corp.	10,931,267
204,971	International Paper Co.	11,011,042
81,900	JP Morgan Chase & Co.	5,180,994
32,655	Kraft Foods Group, Inc.	2,767,511
93,500	Marathon Oil Corp.	2,907,850
56,600	Marsh & McLennan Cos., Inc.	3,178,656
271,170	Maxim Integrated Products, Inc.	8,902,511
207,766	Merck & Co., Inc.	12,374,543
49,700	MetLife, Inc.	2,549,113
190,600	Microsoft Corp.	9,270,784
79,300	PNC Financial Services Group, Inc.	7,274,189
24,600	Procter & Gamble Co.	1,955,946
32,900	Southern Co.	1,457,470
62,351	Verizon Communications, Inc.	3,144,984
47,200	Xcel Energy, Inc.	1,600,552

		121,454,593

	Total Common Stocks (cost $285,967,153)	$293,978,099

PREFERRED STOCKS - 0.0%
	United States - 0.0%
2,478	Pure Storage, Inc.(1)(2)(3)	$40,887

	Total Preferred Stocks (cost $38,969)	$40,887

WARRANTS - 0.0%
	United States - 0.0%
1,471	Imperial Holdings, Inc.(1)(2)	$—

	Total Warrants (cost $—)	$—

	Total Long-Term Investments (cost $286,006,122)	$294,018,986

The accompanying notes are an integral part of these financial statements.

46

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
SHORT-TERM INVESTMENTS - 4.0%
	Other Investment Pools & Funds - 4.0%
12,400,311	BlackRock Liquidity Funds TempFund Portfolio	$12,400,311

	Total Short-Term Investments (cost $12,400,311)	$12,400,311

Total Investments (cost $298,406,433)^	99.8%	$306,419,297
Other Assets and Liabilities	0.2%	662,448

Total Net Assets	100.0%	$307,081,745

The accompanying notes are an integral part of these financial statements.

47

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $298,424,120 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$19,943,847
Unrealized Depreciation	(11,948,670)

Net Unrealized Appreciation	$7,995,177

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
04/2015	41,885	Akzo Nobel N.V.	$3,077,646
05/2012	6,269	Dropbox, Inc.	56,745
04/2014	1,471	Imperial Holdings, Inc. Warrants	—
04/2014	2,478	Pure Storage, Inc. Preferred	38,969
04/2015	50,349	Unilever N.V.	2,204,511

			$5,377,871

At April 30, 2015, the aggregate value of these securities were $5,549,688, which represents 1.7% of total net assets.

(2)	Non-income producing.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $148,658, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at April 30, 2015

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
EUR	Buy	06/17/15	NAB	$12,910,997	$13,353,517	$442,520
EUR	Sell	06/17/15	NAB	6,317,944	6,677,320	(359,376)
EUR	Sell	06/17/15	RBS	6,298,104	6,676,197	(378,093)
SEK	Buy	05/04/15	MSC	931,398	930,521	(877)

Total						$(295,826)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBS	RBS Greenwich Capital

Currency Abbreviations:
EUR	Euro
SEK	Swedish Krona

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

48

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$2,079,947	$—	$2,079,947	$—
China	15,039,608	—	15,039,608	—
France	13,725,398	—	13,725,398	—
Germany	20,037,014	—	20,037,014	—
Italy	3,917,975	—	3,917,975	—
Japan	27,021,177	—	27,021,177	—
Netherlands	10,816,877	3,520,931	7,295,946	—
Norway	5,261,983	—	5,261,983	—
Spain	3,259,586	—	3,259,586	—
Sweden	10,904,034	—	10,904,034	—
Switzerland	18,993,583	—	18,993,583	—
Taiwan	4,222,516	—	4,222,516	—
Thailand	1,615,168	1,615,168	—	—
United Kingdom	35,628,640	3,097,969	32,530,671	—
United States	121,454,593	121,346,822	—	107,771
Preferred Stocks	40,887	—	—	40,887
Warrants	—	—	—	—
Short-Term Investments	12,400,311	12,400,311	—	—

Total	$306,419,297	$141,981,201	$164,289,438	$148,658

Foreign Currency Contracts(2)	$442,520	$—	$442,520	$—

Total	$442,520	$—	$442,520	$—

Liabilities
Foreign Currency Contracts(2)	$(738,346)	$—	$(738,346)	$—

Total	$(738,346)	$—	$(738,346)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $2,270,790 were transferred from Level 1 to Level 2, and investments valued at $7,501,496 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

49

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary – (continued)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$97,132	$35,072	$132,204
Purchases	—	—	—
Sales	(15,050)	—	(15,050)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	7,899	—	7,899
Net change in unrealized appreciation/depreciation	17,790	5,815	23,605
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$107,771	$40,887	$148,658

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $11,055.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

50

Hartford International Capital Appreciation Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.8%
Consumer Staples	8.0
Energy	2.5
Financials	19.2
Health Care	9.7
Industrials	14.1
Information Technology	13.2
Materials	6.7
Telecommunication Services	3.9
Utilities	3.2

Total	96.3%

Short-Term Investments	3.2%
Other Assets & Liabilities	0.5

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

51

The Hartford International Capital Appreciation Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1%
	Argentina - 0.5%
701	Banco Macro S.A. ADR	$38,730
3,090	Empresa Distribuidora Y Comercializadora Norte ADR(1)	44,002
1,767	Grupo Financiero Galicia S.A. ADR	38,945
1,665	Pampa Energia S.A. ADR(1)	27,106
821	YPF Sociedad Anonima ADR	25,073

		173,856

	Australia - 2.4%
13,690	ALE Property Group REIT	41,029
32,605	Alumina Ltd.	39,564
36,125	Aquarius Platinum Ltd.(1)	4,919
6,645	Austbrokers Holdings Ltd.	44,897
26,533	Dick Smith Holdings Ltd.	43,738
1,360	Domino’s Pizza Enterprises Ltd.	39,142
8,221	Energy Resources of Australia Ltd.(1)	8,718
16,471	Federation Centres REIT	38,267
22,743	Karoon Gas Australia Ltd.(1)	49,007
270,238	Mirabela Nickel Ltd.(1)	28,356
35,254	New South Resources Ltd.(1)	44,867
8,185	Nufarm Ltd.	46,911
22,226	Orora Ltd.	38,670
12,135	Qantas Airways Ltd.(1)	32,436
34,797	Resolute Mining Ltd.(1)	9,387
106,224	Spotless Group Holdings Ltd.	190,877
33,713	Surfstitch Group Ltd.(1)	44,820
8,723	Treasury Wine Estates Ltd.	38,257
17,405	Western Areas Ltd.	50,521

		834,383

	Austria - 0.0%
470	Zumtobel Group AG	12,901

	Belgium - 1.7%
1,574	Ageas	59,139
5,286	AGFA-Gevaert N.V.(1)	13,283
2,932	Anheuser-Busch InBev N.V.	356,966
879	Mobistar S.A.(1)	16,779
934	N.V. Bekaert S.A.	27,135
1,448	UCB S.A.	104,303

		577,605

	Brazil - 1.0%
10,440	BR Malls Participacoes S.A.	56,827
6,413	Cia Energetica de Minas Gerais ADR	31,552
3,300	Cielo S.A.	45,936
400	HRT Participacoes em Petroleo S.A.(1)	617
2,889	Itau Unibanco Holding S.A. ADR	37,037
4,116	Petroleo Brasileiro S.A. ADR(1)	39,102
4,400	Raia Drogasil S.A.	49,944
2,100	Smiles S.A.	35,477
2,000	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A	31,099

		327,591

	Canada - 1.4%
6,670	Alimentation Couche-Tard, Inc. Class B	255,301
2,260	Barrick Gold Corp.	29,371
5,150	Centerra Gold, Inc.	26,636
5,983	Eldorado Gold Corp.	29,676
1,609	EnCana Corp.	22,845
18,300	Ivanhoe Mines Ltd. Class A(1)	17,595
12,864	Kinross Gold Corp.(1)	31,259

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Canada - 1.4% - (continued)
4,750	Legacy Oil + Gas, Inc.(1)	$11,378
1,781	Northern Dynasty Minerals Ltd.(1)	694
1,847	Painted Pony Petroleum Ltd.(1)	11,436
5,250	Uranium Participation Corp.(1)	24,324

		460,515

	Chile - 0.1%
63,180	Colbun S.A.	19,115

	China - 7.3%
7,415	21Vianet Group, Inc. ADR(1)	152,526
5,420	AAC Technologies Holdings, Inc.	28,611
1,120	Alibaba Group Holding Ltd. ADR(1)	91,045
709	Baidu, Inc. ADR(1)	141,998
147,000	China Construction Bank Class H	142,698
95,000	China Lesso Group Holdings Ltd.	69,802
5,000	China Mengniu Dairy Co., Ltd.	25,321
6,840	ChinaCache International Holdings Ltd.	96,376
800	ChinaCache International Holdings Ltd. ADR(1)	11,272
62,000	Daphne International Holdings Ltd.	17,279
51,730	Dongfeng Motor Group Co., Ltd. Class H	85,942
9,111	E-House China Holdings Ltd. ADR	61,955
13,400	ENN Energy Holdings Ltd.	96,445
445,765	Greatview Aseptic Packaging Co., Ltd.	268,603
3,040	Hollysys Automation Technologies Ltd.	66,789
231,000	Huadian Fuxin Energy Corp. Ltd. Class H	124,246
165,690	Industrial & Commercial Bank of China Ltd. Class H	143,730
1,383	Leju Holdings Ltd. ADR	14,563
209,500	Maoye International Holdings Ltd.	46,417
483	NetEase, Inc. ADR	61,916
7,480	New Oriental Education & Technology Group, Inc. ADR(1)	191,413
3,698	Phoenix New Media Ltd. ADR(1)	26,663
1,706	Qihoo 360 Technology Co., Ltd. ADR(1)	102,872
3,328	Sinovac Biotech Ltd.(1)	16,440
16,640	Sunny Optical Technology Group Co., Ltd.	37,029
4,000	Tencent Holdings Ltd.	82,555
6,347	WuXi PharmaTech Cayman, Inc. ADR(1)	274,000
83,600	Xingda International Holdings Ltd.	27,153

		2,505,659

	Denmark - 2.0%
1,319	D/S Norden A/S(1)	26,464
12,712	DSV A/S	440,975
8,997	H. Lundbeck A/S(1)	175,000
117	Royal Unibrew A/S	22,398
3,174	Spar Nord Bank AS	34,297

		699,134

	Finland - 0.9%
5,086	Kone Oyj Class B	218,808
2,051	Sampo Oyj Class A	99,380

		318,188

	France - 9.9%
558	Alten S.A.	27,237
1,160	BNP Paribas S.A.	73,256
512	Cap Gemini S.A.	45,617
1,827	Cie de Saint-Gobain	83,032
13,239	Credit Agricole S.A.	205,977
293	Devoteam S.A.	7,831
9,168	Edenred	245,788

The accompanying notes are an integral part of these financial statements.

52

The Hartford International Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	France - 9.9% - (continued)
2,731	Essilor International S.A.	$332,718
3,117	GDF Suez	63,420
569	GFI Informatique S.A.	3,885
4,564	JCDecaux S.A.	180,296
984	L’Oreal S.A.	187,787
493	Lafarge S.A.	35,972
3,538	Legrand S.A.	204,577
1,525	Metropole Television S.A.	31,828
9,999	Orange S.A.	164,697
1,361	Pernod Ricard S.A.	169,150
2,476	Peugeot S.A.(1)	46,810
3,099	Renault S.A.	326,070
1,601	Sanofi	162,966
1,538	Schneider Electric S.A.	114,963
1,311	Societe Generale S.A.	65,543
593	Sopra Steria Group	52,374
847	Thales S.A.	51,562
2,150	Total S.A.	116,422
1,650	Valeo S.A.	264,527
5,056	Vallourec S.A.	119,225

		3,383,530

	Germany - 3.9%
1,240	Bayer AG	178,476
1,593	Beiersdorf AG	138,568
3,837	Deutsche Annington Immobilien SE	128,789
3,872	Deutsche Lufthansa AG(1)	53,401
2,570	E.ON SE	40,010
836	Hamburger Hafen und Logistik AG	18,439
365	HUGO BOSS AG	44,913
10,386	Infineon Technologies AG	122,106
2,132	Kontron AG(1)	12,033
774	Norma Group SE	41,113
428	OSRAM Licht AG	22,549
2,604	ProSiebenSat.1 Media AG	133,135
1,218	Rheinmetall AG	62,359
1,296	RWE AG	32,205
942	Salzgitter AG	32,132
2,219	Suedzucker AG	33,445
5,733	Tom Tailor Holding AG(1)	70,865
1,443	United Internet AG	64,515
405	Volkswagen AG (Preference Shares)	104,266

		1,333,319

	Greece - 0.4%
40,218	Alpha Bank A.E.(1)	14,092
12,289	Hellenic Telecommunications Organization S.A.(1)	111,706
34,575	Piraeus Bank S.A.(1)	15,431

		141,229

	Hong Kong - 3.5%
6,985	AIA Group Ltd.	46,453
110,175	AMVIG Holdings Ltd.	60,272
12,700	Brilliance China Automotive Holdings Ltd.	23,834
10,200	Cafe de Coral Holdings Ltd.	38,245
80,000	China High Precision Automation Group Ltd.(1)(2)(3)	—
6,372	China Merchants Holdings International Co., Ltd.	28,908
16,500	China Overseas Land & Investment Ltd.	68,729
34,400	China Resources Gas Group Ltd.	119,466
48,800	China Unicom Hong Kong Ltd.	91,653
504,000	CST Mining Group Ltd.(1)	6,423
2,500	Dah Sing Financial Holdings Ltd.	17,551

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Hong Kong - 3.5% - (continued)
636,000	G-Resources Group Ltd.(1)	$20,952
178,890	Global Brands Group Holding Ltd.(1)	36,593
37,220	Guangdong Investment Ltd.	55,501
3,000	Hong Kong Exchanges and Clearing Ltd.	114,361
47,200	Huabao International Holdings Ltd.	53,017
54,500	Kingboard Laminates Holdings Ltd.	27,943
28,000	New World Department Store China Ltd.	8,056
144,530	Pacific Basin Shipping Ltd.	53,523
27,130	PAX Global Technology Ltd.(1)	39,414
18,700	Sands China Ltd.	76,228
12,130	Techtronic Industries Co., Ltd.	42,927
203,245	Tongda Group Holdings Ltd.	36,308
37,363	Towngas China Co., Ltd.	40,068
152,150	Trinity Ltd.	33,302
101,000	Xinyi Glass Holdings Ltd.	67,305

		1,207,032

	Hungary - 0.2%
18,754	Magyar Telekom Telecommunications plc(1)	28,071
1,499	OTP Bank plc	33,146

		61,217

	India - 0.6%
6,570	Allahabad Bank(1)	10,658
2,471	Canara Bank	14,696
9,040	Corp. Bank	8,092
11,910	ICICI Bank Ltd. ADR	130,176
35,686	Manappuram Finance Ltd.	19,424
7,427	NTPC Ltd.	17,547

		200,593

	Ireland - 0.6%
194,603	Bank of Ireland(1)	75,228
4,791	CRH plc	133,877

		209,105

	Italy - 2.1%
2,191	Banca Generali S.p.A.	73,535
19,478	Banca Popolare dell-Emilia Romagna Scrl(1)	160,223
3,230	Buzzi Unicem S.p.A.	51,987
1,070	DiaSorin S.p.A.	48,923
4,269	Eni S.p.A.	81,904
34,606	Intesa Sanpaolo S.p.A.	116,259
2,021	Luxottica Group S.p.A.	133,097
6,426	UniCredit S.p.A.	46,126

		712,054

	Japan - 19.9%
1,450	Adastria Holdings Co., Ltd.	43,988
800	Aeon Delight Co., Ltd.	21,186
4,725	Aeon Mall Co., Ltd.	88,140
4,000	Aichi Steel Corp.	19,229
2,100	Aisan Industry Co., Ltd.	19,768
300	Alpha Systems, Inc.	4,438
750	Asahi Group Holdings Ltd.	24,118
1,400	Avex Group Holdings, Inc.	21,607
1,750	Bandai Namco Holdings, Inc.	35,951
6,835	Bridgestone Corp.	286,275
2,000	Canon, Inc.	71,309
1,100	Cawachi Ltd.	17,659
1,470	Chubu Steel Plate Co., Ltd.	6,227
1,000	CMIC Holdings Co., Ltd.	14,853

The accompanying notes are an integral part of these financial statements.

53

The Hartford International Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Japan - 19.9% - (continued)
2,900	Dai-ichi Life Insurance Co., Ltd.	$47,664
1,650	Daiichi Sankyo Co., Ltd.	28,658
2,300	Dena Co., Ltd.	45,945
1,715	Denso Corp.	85,142
300	East Japan Railway Co.	26,516
3,000	Eighteenth Bank Ltd.	9,820
2,350	Eisai Co., Ltd.	156,645
1,400	en-japan, Inc.	20,799
1,300	Exedy Corp.	31,927
700	Fuji Machine Manufacturing Co., Ltd.	8,638
700	Fujimi, Inc.	11,837
35,020	Fujitsu Ltd.	232,125
2,500	Funai Electric Co., Ltd.(1)	29,534
700	Gendai Agency, Inc.	4,033
4,000	Gree, Inc.	25,826
1,400	Hisaka Works Ltd.	12,845
1,400	Hitachi Chemical Co., Ltd.	27,098
1,749	Hitachi Metals Ltd.	27,353
2,400	Honda Motor Co., Ltd.	80,461
1,920	Honeys Co., Ltd.	17,331
4,300	Hosiden Corp.	25,156
8,500	Inpex Corp.	106,678
1,800	Itochu Techno-Solutions Corp.	40,993
500	Japan Digital Laboratory Co., Ltd.	7,615
1,000	Japan Petroleum Exploration Co., Ltd.	38,495
9,000	Japan Steel Works Ltd.	41,534
2,200	JSR Corp.	37,526
9,500	KDDI Corp.	224,792
2,400	Keihin Corp.	39,311
1,700	Kuroda Electric Co., Ltd.	30,561
1,100	Kyoei Steel Ltd.	18,018
8,900	Kyushu Electric Power Co., Inc.(1)	94,920
4,480	Leopalace21 Corp.(1)	25,838
1,100	Maruichi Steel Tube Ltd.	27,783
1,300	Melco Holdings, Inc.	26,820
1,200	Mimasu Semiconductor Industry Co., Ltd.	13,750
1,000	Miraial Co., Ltd.	12,123
6,340	Mitsubishi Electric Corp.	82,799
2,175	Mitsubishi Estate Co., Ltd.	51,194
12,300	Mitsubishi Gas Chemical Co., Inc.	68,730
7,910	Mitsubishi Materials Corp.	28,476
53,710	Mitsubishi UFJ Financial Group, Inc.	381,575
18,100	Mitsubishi UFJ Lease & Finance Co., Ltd.	97,093
23,090	Mitsui Chemicals, Inc.	76,335
900	Mitsumi Electric Co., Ltd.	6,741
36,600	Mizuho Financial Group, Inc.	69,770
1,500	Moshi Moshi Hotline, Inc.	16,205
29,200	NEC Corp.	97,149
3,500	NET One Systems Co., Ltd.	25,137
800	Neturen Co., Ltd.	5,956
2,880	NGK Insulators Ltd.	64,696
1,150	NGK Spark Plug Co., Ltd.	32,204
4,300	Nichicon Corp.	39,669
3,400	Nikon Corp.	48,343
840	Nintendo Co., Ltd.	141,036
2,520	Nippon Telegraph & Telephone Corp.	170,163
6,200	Nippon Television Holdings, Inc.	106,912
3,000	Nishimatsuya Chain Co., Ltd.	27,879
1,100	Nissin Kogyo Co., Ltd.	18,131
500	Nitto Denko Corp.	32,043
2,000	Oita Bank Ltd.	7,822

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Japan - 19.9% - (continued)
3,485	Ono Pharmaceutical Co., Ltd.	$377,701
938	Pal Co., Ltd.	30,149
800	Proto Corp.	11,668
2,800	Rakuten, Inc.	48,917
2,250	Ricoh Co., Ltd.	23,253
700	Rohm Co., Ltd.	48,555
6,000	SCREEN Holdings Co., Ltd.	40,732
583	Seven & I Holdings Co., Ltd.	25,060
300	Shimamura Co., Ltd.	29,902
2,200	Shinkawa Ltd.(1)	14,336
5,500	Shinko Electric Industries Co., Ltd.	43,951
33,600	Shinsei Bank Ltd.	68,756
630	SoftBank Corp.	39,381
4,910	Sony Financial Holdings, Inc.	88,147
1,600	Sumco Corp.	24,141
8,000	Sumitomo Bakelite Co., Ltd.	36,472
4,590	Sumitomo Electric Industries Ltd.	64,848
5,590	Sumitomo Mitsui Financial Group, Inc.	244,085
660	Sumitomo Realty & Development Co., Ltd.	25,473
2,800	Sumitomo Riko Co., Ltd.	24,221
700	Suzuken Co. Ltd/Aichi Japan	21,905
20,590	T&D Holdings, Inc.	297,109
61,385	Taiheiyo Cement Corp.	193,440
1,700	Takata Corp.	21,018
4,990	Takeda Pharmaceutical Co., Ltd.	256,192
3,000	Tochigi Bank Ltd.	16,115
1,500	Tokai Rika Co., Ltd.	36,649
2,725	Tokio Marine Holdings, Inc.	111,086
1,700	Tokyo Seimitsu Co., Ltd.	36,642
4,200	Tokyo Steel Manufacturing Co., Ltd.	28,995
400	Topre Corp.	6,454
7,000	Toshiba Machine Co., Ltd.	31,084
1,300	Toyo Tire & Rubber Co., Ltd.	24,902
2,100	Toyoda Gosei Co., Ltd.	48,587
2,980	Toyota Boshoku Corp.	44,244
1,515	Toyota Industries Corp.	85,801
2,700	Ushio, Inc.	35,407
1,500	Xebio Co., Ltd.	26,476
3,000	Yamanashi Chuo Bank Ltd.	13,933
1,100	Yamato Kogyo Co., Ltd.	25,881
5,000	Yodogawa Steel Works Ltd.	20,246

		6,804,830

	Luxembourg - 0.1%
1,546	Oriflame Cosmetics S.A.	26,697

	Malaysia - 0.8%
406,010	AirAsia Bhd	258,779

	Mexico - 1.3%
1,387	America Movil S.A.B. de C.V. Class L, ADR	28,975
22,400	Corp. Inmobiliaria Vesta S.A.B. de C.V.	42,049
13,172	Credito Real S.A.B. de C.V.	32,436
596	Fomento Economico Mexicano S.A.B. de C.V. ADR(1)	53,932
21,566	Gentera S.A.B. de C.V.(1)	36,913
3,700	Gruma S.A.B. de C.V. Class B	44,573
241	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR(1)	34,841
8,692	Grupo Financiero Banorte S.A.B. de C.V.	49,307
1,609	Grupo Televisa S.A.B. ADR(1)	58,584
24,139	Hoteles City Express S.A.B. de C.V.(1)	36,817

The accompanying notes are an integral part of these financial statements.

54

The Hartford International Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Mexico - 1.3% - (continued)
2,200	Promotora y Operadora de Infraestructura S.A.B. de C.V.(1)	$25,238

		443,665

	Netherlands - 2.5%
1,061	ASML Holding N.V.	114,177
2,585	Delta Lloyd N.V.	48,952
1,879	Heineken N.V.	148,024
13,363	ING Groep N.V.(1)	205,009
32,085	Koninklijke KPN N.V.	118,963
1,204	Koninklijke Philips N.V.	34,488
778	NXP Semiconductors N.V.(1)	74,782
12,585	PostNL N.V.(1)	62,498
3,401	TNT Express N.V.(2)	29,031
1,600	USG People N.V.	21,728

		857,652

	Norway - 0.1%
10,127	Storebrand ASA(1)	35,806

	Panama - 0.6%
1,792	Copa Holdings S.A. Class A	198,715

	Portugal - 0.2%
6,064	Galp Energia SGPS S.A.	82,832

	Russia - 0.2%
6,787	Gazprom OAO ADR	39,765
730	Lukoil OAO ADR	37,343

		77,108

	Singapore - 0.6%
37,685	Fortune Real Estate Investment Trust REIT	38,460
55,055	Keppel DC REIT(1)	42,856
13,310	Singapore Exchange Ltd.	85,554
37,850	Super Group Ltd.	42,523

		209,393

	South Africa - 0.8%
818	Anglo American Platinum Ltd.(1)	22,593
4,825	Impala Platinum Holdings Ltd.(1)	26,854
9,530	Lonmin plc(1)	21,066
1,135	Naspers Ltd. Class N	178,065
8,816	Raubex Group Ltd.	13,265

		261,843

	South Korea - 2.7%
2,292	Daewoo International Corp.	66,864
447	Doosan Corp.	51,774
1,525	Doosan Heavy Industries & Construction Co., Ltd.	43,267
725	Hyundai Home Shopping Network Corp.	91,154
906	KB Financial Group, Inc.	34,550
1,741	Korea Electric Power Corp.	75,705
1,881	KT Corp.(1)	55,602
167	LG Chem Ltd.	42,186
685	LG Corp.	42,504
6,827	LG Uplus Corp.	68,298
79	NAVER Corp.	47,770
841	Samsung Card Co., Ltd.	32,181
75	Samsung Electronics Co., Ltd.	98,389
505	Shinhan Financial Group Co., Ltd.	20,901
2,333	SK Hynix, Inc.	99,818
1,654	Suprema, Inc.(1)	35,859
1,486	Tongyang Life Insurance	20,434

		927,256

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Spain - 0.4%
2,025	Almirall S.A.(1)	$38,181
4,426	Telefonica S.A.	67,365
549	Viscofan S.A.	34,894

		140,440

	Sweden - 2.9%
4,259	Alfa Laval AB	79,498
4,281	Assa Abloy AB Class B	248,357
6,192	Atlas Copco AB Class A	193,271
8,322	Electrolux AB Series B	249,182
7,698	Nordea Bank AB	97,804
6,210	Trelleborg AB Class B	121,699

		989,811

	Switzerland - 6.4%
689	Adecco S.A.(1)	56,151
16	Belimo Holding AG	38,844
6	Chocoladefabriken Lindt & Sprungli AG	32,787
1,636	Cie Financiere Richemont S.A.	145,821
153	Daetwyler Holding AG	21,716
380	Geberit AG	134,586
22	Givaudan S.A.(1)	41,166
504	Holcim Ltd.(1)	40,487
67	Inficon Holding AG(1)	25,441
6,748	Julius Baer Group Ltd.(1)	353,195
758	Kuehne + Nagel International AG	113,688
25	LEM Holding S.A.	22,174
2,346	Micronas Semiconductor Holding AG(1)	14,358
2,742	Novartis AG	279,882
959	Roche Holding AG	274,423
415	Schindler Holding AG	70,205
486	Tecan Group AG	64,590
22,325	UBS Group AG(1)	445,994

		2,175,508

	Taiwan - 3.5%
5,282	Advantech Co., Ltd.	43,512
5,950	Airtac International Group	48,638
17,600	Catcher Technology Co., Ltd.	205,952
21,000	Compal Electronics, Inc.	19,119
3,610	eMemory Technology, Inc.	40,764
14,367	Globalwafers Co., Ltd.(1)	44,561
650	Hermes Microvision, Inc.	45,707
6,500	Hon Hai Precision Industry Co., Ltd.	19,477
12,915	Hota Industrial Manufacturing Co., Ltd.	32,518
38,895	King Yuan Electronics Co., Ltd.	35,356
2,957	PChome Online, Inc.	50,019
25,940	Primax Electronics Ltd.	34,152
4,496	Silergy Corp.	44,479
28,250	Sino-American Silicon Products, Inc.(1)	41,558
7,863	Superalloy Industrial Co., Ltd.	33,120
92,890	Taiwan Semiconductor Manufacturing Co., Ltd.	447,198

		1,186,130

	Thailand - 0.6%
37,100	Charoen Pokphand Foods PCL	25,097
26,185	Hana Microelectronics PCL	35,348
22,050	KCE Electronics PCL	36,120
96,900	Precious Shipping PCL	39,977
13,835	Total Access Communication PCL	35,254
10,635	Total Access Communication PCL NVDR	27,937

		199,733

The accompanying notes are an integral part of these financial statements.

55

The Hartford International Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	United Kingdom - 12.5%
3,169	Anglo American plc	$53,691
15,343	ARM Holdings plc	260,699
4,821	AstraZeneca plc	330,849
3,113	Berendsen plc	49,489
6,604	BG Group plc	119,622
41,484	Booker Group plc	91,839
19,551	BP plc	141,010
6,600	British American Tobacco plc	362,628
9,580	Burberry Group plc	255,393
8,853	Compass Group plc	156,501
6,336	Diageo plc	175,902
3,746	Essentra plc	54,989
5,157	Halma plc	56,164
13,419	Hays plc	31,539
7,799	Home Retail Group plc	19,929
16,126	HSBC Holdings plc	161,091
9,746	International Consolidated Airlines Group S.A.(1)	80,830
11,110	J Sainsbury plc	46,196
3,164	Jardine Lloyd Thompson Group plc	51,527
3,710	Markit, Ltd.(1)	95,161
14,120	National Grid plc	189,961
8,473	Prudential plc	210,957
2,527	Reckitt Benckiser Group plc	224,914
17,722	Saga plc(1)	52,529
7,246	SIG plc	21,534
8,054	Sky plc	132,794
10,526	Smith & Nephew plc	179,146
3,790	Spectris plc	124,561
2,054	Spirax-Sarco Engineering plc	106,321
2,298	SSP Group plc(1)	10,522
4,500	Standard Chartered plc	73,675
2,525	SuperGroup plc(1)	39,922
1,123	Victrex plc	33,989
3,525	WH Smith plc	77,339
661	Whitbread plc	53,078
5,784	WPP plc	134,891

		4,261,182

	United States - 0.5%
11,840	Samsonite International S.A.	43,182
3,799	XL Group plc	140,867

		184,049

	Total Common Stocks (cost $29,501,557)	$32,498,455

EXCHANGE TRADED FUNDS - 1.0%
	Other Investment Pools & Funds - 1.0%
4,904	iShares MSCI EAFE ETF	$326,165

	Total Exchange Traded Funds (cost $325,136)	$326,165

Shares or Principal Amount		Market Value*
PREFERRED STOCKS - 0.2%
	Brazil - 0.2%
5,700	Itausa - Investimentos Itau S.A.	$20,072
9,900	Suzano Papel e Celulose S.A. Class A	49,616

	Total Preferred Stocks (cost $61,087)	$69,688

	Total Long-Term Investments (cost $29,887,780)	$32,894,308

SHORT-TERM INVESTMENTS - 3.2%
	Other Investment Pools & Funds - 3.2%
1,084,665	BlackRock Liquidity Funds TempFund Portfolio	$1,084,665

	Total Short-Term Investments (cost $1,084,665)	$1,084,665

Total Investments (cost $30,972,445)^	99.5%	$33,978,973
Other Assets and Liabilities	0.5%	186,349

Total Net Assets	100.0%	$34,165,322

The accompanying notes are an integral part of these financial statements.

56

The Hartford International Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $31,199,528 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,802,062
Unrealized Depreciation	(1,022,617)

Net Unrealized Appreciation	$2,779,445

(1)	Non-income producing.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
09/2011 - 10/2011	80,000	China High Precision Automation Group Ltd.	$30,522
03/2015	3,401	TNT Express N.V.	21,062

			$51,584

At April 30, 2015, the aggregate value of these securities were $29,031, which represents 0.1% of total net assets.

(3)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of this security was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
BRL	Buy	05/04/15	MSC	$48,916	$47,745	$(1,171)
BRL	Buy	05/05/15	MSC	12,281	12,072	(209)
BRL	Sell	05/04/15	MSC	28,379	27,700	679
EUR	Buy	05/04/15	DEUT	891	896	5
EUR	Buy	05/05/15	WEST	354	355	1
GBP	Buy	05/05/15	TDB	13,116	13,137	21
HKD	Buy	05/05/15	UBS	22,705	22,707	2
JPY	Buy	05/01/15	DEUT	7,491	7,477	(14)
JPY	Buy	05/08/15	DEUT	3,368	3,355	(13)
MYR	Sell	05/06/15	SSG	35,323	35,299	24
NOK	Buy	05/04/15	MSC	5,440	5,411	(29)
SEK	Sell	05/04/15	MSC	3,394	3,391	3
SEK	Sell	05/05/15	UBS	6,497	6,506	(9)
SGD	Sell	05/04/15	CBA	88,136	88,256	(120)
SGD	Sell	05/05/15	DEUT	34,887	34,812	75
SGD	Sell	05/06/15	SSG	35,969	35,916	53
THB	Buy	05/06/15	SSG	6,112	6,044	(68)
THB	Buy	05/06/15	SSG	6,214	6,145	(69)
THB	Sell	05/07/15	SSG	82,128	81,997	131
ZAR	Buy	05/06/15	SSG	124,031	123,467	(564)

Total						$(1,272)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

57

The Hartford International Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBA	Commonwealth Bank of Australia
DEUT	Deutsche Bank Securities, Inc.
MSC	Morgan Stanley
SSG	State Street Global Markets LLC
TDB	Toronto Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

58

The Hartford International Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Argentina	$173,856	$173,856	$—	$—
Australia	834,383	58,457	775,926	—
Austria	12,901	12,901	—	—
Belgium	577,605	30,062	547,543	—
Brazil	327,591	327,591	—	—
Canada	460,515	460,515	—	—
Chile	19,115	19,115	—	—
China	2,505,659	1,256,052	1,249,607	—
Denmark	699,134	—	699,134	—
Finland	318,188	—	318,188	—
France	3,383,530	3,885	3,379,645	—
Germany	1,333,319	—	1,333,319	—
Greece	141,229	—	141,229	—
Hong Kong	1,207,032	68,328	1,138,704	—
Hungary	61,217	28,071	33,146	—
India	200,593	130,176	70,417	—
Ireland	209,105	—	209,105	—
Italy	712,054	48,923	663,131	—
Japan	6,804,830	—	6,804,830	—
Luxembourg	26,697	—	26,697	—
Malaysia	258,779	258,779	—	—
Mexico	443,665	443,665	—	—
Netherlands	857,652	123,734	733,918	—
Norway	35,806	—	35,806	—
Panama	198,715	198,715	—	—
Portugal	82,832	—	82,832	—
Russia	77,108	—	77,108	—
Singapore	209,393	81,316	128,077	—
South Africa	261,843	13,265	248,578	—
South Korea	927,256	—	927,256	—
Spain	140,440	—	140,440	—
Sweden	989,811	—	989,811	—
Switzerland	2,175,508	100,817	2,074,691	—
Taiwan	1,186,130	77,681	1,108,449	—
Thailand	199,733	171,796	27,937	—
United Kingdom	4,261,182	198,134	4,063,048	—
United States	184,049	140,867	43,182	—
Exchange Traded Funds	326,165	326,165	—	—
Preferred Stocks	69,688	69,688	—	—
Short-Term Investments	1,084,665	1,084,665	—	—

Total	$33,978,973	$5,907,219	$28,071,754	$—

Foreign Currency Contracts(2)	$994	$—	$994	$—

Total	$994	$—	$994	$—

Liabilities
Foreign Currency Contracts(2)	$(2,266)	$—	$(2,266)	$—

Total	$(2,266)	$—	$(2,266)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $515,654 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The accompanying notes are an integral part of these financial statements.

59

The Hartford International Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary – (continued)

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Total
Beginning balance	$212	$212
Purchases	—	—
Sales	(1)	(1)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(10,753)	(10,753)
Net change in unrealized appreciation/depreciation	10,542	10,542
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

60

The Hartford International Growth Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	22.1%
Consumer Staples	6.6
Financials	17.2
Health Care	15.4
Industrials	12.1
Information Technology	17.1
Materials	4.2
Utilities	0.5

Total	95.2%

Short-Term Investments	2.0%
Other Assets & Liabilities	2.8

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

61

The Hartford International Growth Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.2%
	Australia - 1.3%
1,630,758	Spotless Group Holdings Ltd.	$2,930,357

	Belgium - 1.0%
17,602	Anheuser-Busch InBev N.V.	2,143,013

	Canada - 3.0%
127,850	Alimentation Couche-Tard, Inc. Class B	4,893,587
33,870	Magna International, Inc.	1,706,835

		6,600,422

	China - 9.3%
225,000	AAC Technologies Holdings, Inc.	1,187,708
5,934	Baidu, Inc. ADR(1)	1,188,461
1,485,000	China Construction Bank Class H	1,441,541
7,009,930	Greatview Aseptic Packaging Co., Ltd.	4,223,955
794,000	Lenovo Group Ltd.	1,365,339
750,820	PICC Property & Casualty Co., Ltd. Class H	1,663,464
126,425	Tencent Holdings Ltd.	2,609,269
55,147	Vipshop Holdings Ltd. ADR(1)	1,560,109
118,214	WuXi PharmaTech Cayman, Inc. ADR(1)	5,103,298

		20,343,144

	Denmark - 4.7%
162,053	DSV A/S	5,621,564
50,524	Novo Nordisk A/S Class B	2,836,451
17,655	Pandora A/S	1,824,847

		10,282,862

	Finland - 0.6%
27,092	Sampo Oyj Class A	1,312,722

	France - 14.1%
251,157	Credit Agricole S.A.	3,907,588
115,130	Edenred	3,086,561
36,103	Essilor International S.A.	4,398,430
86,976	JCDecaux S.A.	3,435,903
9,654	L’Oreal S.A.	1,842,378
50,328	Renault S.A.	5,295,395
21,970	Safran S.A.	1,605,289
31,114	Valeo S.A.	4,988,186
100,187	Vallourec S.A.	2,362,491

		30,922,221

	Germany - 1.7%
28,349	ProSiebenSat.1 Media AG	1,449,404
91,948	Tom Tailor Holding AG(1)	1,136,555
23,521	United Internet AG	1,051,601

		3,637,560

	Hong Kong - 2.6%
365,400	AIA Group Ltd.	2,430,083
790,000	Guangdong Investment Ltd.	1,178,019
56,300	Hong Kong Exchanges and Clearing Ltd.	2,146,169

		5,754,271

	India - 2.8%
144,311	Axis Bank Ltd.	1,288,232
100,824	HCL Technologies Ltd.	1,397,789
62,724	HDFC Bank Ltd.	977,023
130,876	ICICI Bank Ltd. ADR	1,430,475
219,016	ITC Ltd.	1,111,545

		6,205,064

	Ireland - 0.5%
15,722	ICON plc(1)	1,011,553

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.2% - (continued)
	Israel - 0.7%
17,365	Check Point Software Technologies Ltd. ADR(1)	$1,449,630

	Italy - 1.1%
294,331	Banca Popolare dell-Emilia Romagna Scrl(1)	2,421,116

	Japan - 8.9%
84,100	Astellas Pharma, Inc.	1,309,496
130,445	Bridgestone Corp.	5,463,516
11,800	Daito Trust Construction Co., Ltd.	1,374,117
35,900	Fuji Heavy Industries Ltd.	1,200,496
59,850	Ono Pharmaceutical Co., Ltd.	6,486,490
1,158,375	Taiheiyo Cement Corp.	3,650,330

		19,484,445

	Malaysia - 1.7%
5,925,695	AirAsia Bhd	3,776,871

	Netherlands - 2.0%
17,028	ASML Holding N.V.	1,832,433
15,199	NXP Semiconductors N.V.(1)	1,460,928
17,422	Sensata Technologies Holding N.V.(1)	961,869

		4,255,230

	Panama - 1.7%
33,013	Copa Holdings S.A. Class A	3,660,812

	Singapore - 0.7%
242,200	Singapore Exchange Ltd.	1,556,822

	South Africa - 1.5%
21,071	Naspers Ltd. Class N	3,305,740

	Sweden - 2.6%
192,870	Electrolux AB Series B	5,775,033

	Switzerland - 7.0%
678	Givaudan S.A.	1,268,656
22,181	Julius Baer Group Ltd.(1)	1,160,970
39,695	Novartis AG	4,051,752
5,011	Partners Group Holding AG	1,570,627
13,016	Roche Holding AG	3,724,595
109,970	UBS Group AG(1)	2,196,907
4,339	Zurich Insurance Group AG	1,339,246

		15,312,753

	Taiwan - 7.3%
458,000	Catcher Technology Co., Ltd.	5,359,445
250,000	Delta Electronics, Inc.	1,504,366
17,600	Largan Precision Co., Ltd.	1,763,626
1,536,170	Taiwan Semiconductor Manufacturing Co., Ltd.	7,395,540

		16,022,977

	Thailand - 0.5%
185,600	Kasikornbank PCL	1,178,305

	United Kingdom - 14.3%
14,631	Aon plc	1,407,941
287,900	ARM Holdings plc	4,891,818
134,011	BAE Systems plc	1,038,210
474,186	Booker Group plc	1,049,772
180,573	Burberry Group plc	4,813,895
101,693	Compass Group plc	1,797,700
263,836	Direct Line Insurance Group plc	1,288,060
33,236	Hikma Pharmaceuticals plc	1,039,361
137,014	IG Group Holdings plc	1,544,852
30,296	Imperial Tobacco Group plc	1,479,369
14,708	Next plc	1,653,626

The accompanying notes are an integral part of these financial statements.

62

The Hartford International Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.2% - (continued)
	United Kingdom - 14.3% - (continued)
53,116	Persimmon plc(1)	$1,379,122
20,968	Reckitt Benckiser Group plc	1,866,244
209,258	Sage Group plc	1,555,876
106,580	Sky plc	1,757,284
70,514	Smith & Nephew plc	1,200,106
114,662	St James’s Place plc	1,564,070

		31,327,306

	United States - 3.6%
3,620	Actavis plc(1)	1,023,953
25,033	Amdocs Ltd.	1,378,567
18,467	Medtronic plc	1,374,868
10,906	Wabco Holdings, Inc.(1)	1,357,252
71,848	XL Group plc	2,664,124

		7,798,764

	Total Common Stocks (cost $186,444,825)	$208,468,993

	Total Long-Term Investments (cost $186,444,825)	$208,468,993

SHORT-TERM INVESTMENTS - 2.0%
	Other Investment Pools & Funds - 2.0%
4,422,302	Federated Prime Obligations Fund	$4,422,302

	Total Short-Term Investments (cost $4,422,302)	$4,422,302

Total Investments (cost $190,867,127)^	97.2%	$212,891,295
Other Assets and Liabilities	2.8%	6,145,005

Total Net Assets	100.0%	$219,036,300

The accompanying notes are an integral part of these financial statements.

63

The Hartford International Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $191,242,560 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$27,099,519
Unrealized Depreciation	(5,450,784)

Net Unrealized Appreciation	$21,648,735

(1)	Non-income producing.

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
EUR	Buy	05/05/15	WEST	$1,607,621	$1,612,561	$4,940
EUR	Buy	05/05/15	WEST	60,677	60,863	186
GBP	Buy	05/05/15	TDB	102,856	103,018	162
SGD	Sell	05/04/15	CBA	823,055	824,176	(1,121)
SGD	Sell	05/05/15	DEUT	641,293	639,910	1,383
SGD	Sell	05/06/15	SSG	655,799	654,825	974
ZAR	Buy	05/05/15	CSFB	92,302	94,193	1,891
ZAR	Buy	05/06/15	SSG	2,244,029	2,233,818	(10,211)

Total						$(1,796)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBA	Commonwealth Bank of Australia
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
SSG	State Street Global Markets LLC
TDB	Toronto Dominion Bank
WEST	Westpac International

Currency Abbreviations:
EUR	Euro
GBP	British Pound
SGD	Singapore Dollar
ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

64

The Hartford International Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$2,930,357	$—	$2,930,357	$—
Belgium	2,143,013	—	2,143,013	—
Canada	6,600,422	6,600,422	—	—
China	20,343,144	7,851,868	12,491,276	—
Denmark	10,282,862	—	10,282,862	—
Finland	1,312,722	—	1,312,722	—
France	30,922,221	—	30,922,221	—
Germany	3,637,560	—	3,637,560	—
Hong Kong	5,754,271	—	5,754,271	—
India	6,205,064	3,939,809	2,265,255	—
Ireland	1,011,553	1,011,553	—	—
Israel	1,449,630	1,449,630	—	—
Italy	2,421,116	—	2,421,116	—
Japan	19,484,445	—	19,484,445	—
Malaysia	3,776,871	3,776,871	—	—
Netherlands	4,255,230	2,422,797	1,832,433	—
Panama	3,660,812	3,660,812	—	—
Singapore	1,556,822	—	1,556,822	—
South Africa	3,305,740	—	3,305,740	—
Sweden	5,775,033	—	5,775,033	—
Switzerland	15,312,753	—	15,312,753	—
Taiwan	16,022,977	—	16,022,977	—
Thailand	1,178,305	—	1,178,305	—
United Kingdom	31,327,306	1,407,941	29,919,365	—
United States	7,798,764	7,798,764	—	—
Short-Term Investments	4,422,302	4,422,302	—	—

Total	$212,891,295	$44,342,769	$168,548,526	$—

Foreign Currency Contracts(2)	$9,536	$—	$9,536	$—

Total	$9,536	$—	$9,536	$—

Liabilities
Foreign Currency Contracts(2)	$(11,332)	$—	$(11,332)	$—

Total	$(11,332)	$—	$(11,332)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $3,318,430 were transferred from Level 1 to Level 2, and investments valued at $4,022,398 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

65

The Hartford International Opportunities Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.8%
Consumer Staples	7.5
Energy	4.4
Financials	27.3
Health Care	15.3
Industrials	9.0
Information Technology	8.4
Materials	3.1
Telecommunication Services	3.3
Utilities	3.4

Total	95.5%

Short-Term Investments	4.3%
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Currency Concentration of Securities

as of April 30, 2015 (Unaudited)

Description	Percentage of Net Assets
Brazilian Real	0.5%
British Pound	11.5
Canadian Dollar	4.0
Danish Krone	0.2
Euro	30.9
Hong Kong Dollar	5.0
Indian Rupee	4.1
Japanese Yen	19.1
Mexican Peso	0.2
South Korea Won	1.6
Swedish Krona	3.5
Swiss Franc	8.7
Taiwanese Dollar	1.8
United States Dollar	8.7
Other Assets & Liabilities	0.2

Total	100.0%

The accompanying notes are an integral part of these financial statements.

66

The Hartford International Opportunities Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.5%
	Belgium - 3.3%
429,306	Anheuser-Busch InBev N.V.	$52,267,265

	Brazil - 0.9%
412,660	BB Seguridade Participacoes S.A.	4,827,915
562,300	BR Malls Participacoes S.A.	3,060,695
695,569	Petroleo Brasileiro S.A. ADR(1)	6,607,905

		14,496,515

	Canada - 4.0%
312,500	Canadian National Railway Co.	20,177,165
535,710	Imperial Oil Ltd.	23,612,978
416,420	TransCanada Corp.	19,328,239

		63,118,382

	China - 6.4%
260,256	Alibaba Group Holding Ltd. ADR(1)	21,156,210
91,938	Baidu, Inc. ADR(1)	18,413,343
19,375,000	China Construction Bank Class H	18,807,980
2,896,000	China Life Insurance Co., Ltd. Class H	14,055,107
2,278,000	ENN Energy Holdings Ltd.	16,395,637
85,510	Hollysys Automation Technologies Ltd.	1,878,655
4,882,000	PICC Property & Casualty Co., Ltd. Class H	10,816,216

		101,523,148

	Denmark - 0.2%
166,736	H. Lundbeck A/S(1)	3,243,181

	Finland - 0.4%
132,724	Kone Oyj Class B	5,710,000

	France - 12.0%
159,448	Air Liquide	20,852,663
343,083	Airbus Group N.V.	23,776,371
396,390	BNP Paribas S.A.	25,032,532
203,526	Essilor International S.A.	24,795,582
286,763	Groupe Eurotunnel S.A.	4,597,543
271,574	Legrand S.A.	15,703,146
1,070,343	Orange S.A.	17,629,954
187,387	Schneider Electric S.A.	14,006,874
380,348	Total S.A.	20,595,826
87,600	Unibail-Rodamco SE REIT	24,187,277

		191,177,768

	Germany - 5.4%
220,583	Beiersdorf AG	19,187,551
161,181	Brenntag AG	9,670,968
95,732	Continental AG	22,435,237
781,501	Deutsche Annington Immobilien SE	26,231,169
33,373	Volkswagen AG (Preference Shares)	8,591,733

		86,116,658

	Hong Kong - 1.2%
504,300	Hong Kong Exchanges and Clearing Ltd.	19,224,032

	India - 4.4%
956,299	Bharti Infratel Ltd.	6,042,081
231,674	Container Corp. Of India Ltd.	5,974,869
153,061	Divi’s Laboratories Ltd.	4,146,835
93,720	HDFC Bank Ltd. ADR	5,327,045
4,940,375	ICICI Bank Ltd.	25,810,219
970,293	Power Grid Corp. of India Ltd.	2,170,675
844,618	Punjab National Bank(1)	2,119,016
2,213,935	State Bank of India	9,384,074
220,811	Tata Consultancy Services Ltd.	8,565,096

		69,539,910

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.5% - (continued)
	Ireland - 2.2%
17,099,966	Bank of Ireland(1)	$6,610,396
1,042,652	CRH plc	29,135,283

		35,745,679

	Italy - 6.0%
483,335	Assicurazioni Generali S.p.A.	9,443,965
302,362	Banca Generali S.p.A.	10,147,944
1,108,271	FinecoBank Banca Fineco S.p.A.(1)	8,366,620
3,749,659	Intesa Sanpaolo S.p.A.	12,596,981
454,003	Luxottica Group S.p.A.	29,899,222
4,772,964	Snam S.p.A.	24,863,047

		95,317,779

	Japan - 19.1%
236,345	Asahi Group Holdings Ltd.	7,600,154
406,865	Asics Corp.	10,440,274
176,260	Daito Trust Construction Co., Ltd.	20,525,584
426,130	Daiwa House Industry Co., Ltd.	9,513,357
255,405	Eisai Co., Ltd.	17,024,632
692,300	Honda Motor Co., Ltd.	23,209,606
490,992	Isuzu Motors Ltd.	6,507,514
260,900	Kansai Electric Power Co., Inc.(1)	2,622,014
280,500	Kyushu Electric Power Co., Inc.(1)	2,991,573
408,060	M3, Inc.	7,710,489
195,000	Mitsubishi Estate Co., Ltd.	4,589,768
1,098,870	Mitsubishi UFJ Financial Group, Inc.	7,806,757
657,700	Mitsui Fudosan Co., Ltd.	19,497,054
3,232,000	NEC Corp.	10,752,900
238,920	Nippon Telegraph & Telephone Corp.	16,133,064
322,435	Olympus Corp.(1)	11,610,874
250,620	Ono Pharmaceutical Co., Ltd.	27,161,976
86,655	Rakuten, Inc.	1,513,902
492,820	Seven & I Holdings Co., Ltd.	21,183,529
184,800	Shikoku Electric Power Co., Inc.(1)	2,502,559
307,900	Sumco Corp.	4,645,651
392,900	Sumitomo Mitsui Financial Group, Inc.	17,155,816
580,140	T&D Holdings, Inc.	8,371,290
406,970	Takeda Pharmaceutical Co., Ltd.	20,894,258
558,700	Tokio Marine Holdings, Inc.	22,775,790

		304,740,385

	Luxembourg - 0.3%
53,208	Altice S.A.(1)	5,638,695

	Mexico - 0.2%
1,657,000	Corp. Inmobiliaria Vesta S.A.B. de C.V.	3,110,520

	Netherlands - 3.1%
1,381,667	ING Groep N.V.(1)	21,196,899
3,523,428	Koninklijke KPN N.V.	13,064,011
159,019	NXP Semiconductors N.V.(1)	15,284,906

		49,545,816

	South Korea - 1.6%
85,192	Korea Electric Power Corp.	3,704,483
497,434	SK Hynix, Inc.	21,282,740

		24,987,223

	Spain - 1.0%
473,891	Inditex S.A.	15,206,713

	Sweden - 3.5%
306,134	Assa Abloy AB Class B	17,759,992
698,006	Electrolux AB Series B	20,900,127

The accompanying notes are an integral part of these financial statements.

67

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.5% - (continued)
	Sweden - 3.5% - (continued)
320,730	Hennes & Mauritz AB Class B	$12,751,177
147,326	SKF AB Class B	3,598,444

		55,009,740

	Switzerland - 8.7%
147,826	Adecco S.A.(1)	12,047,328
94,735	Cie Financiere Richemont S.A.	8,444,006
491,632	Julius Baer Group Ltd.(1)	25,732,380
464,788	Novartis AG	47,441,895
80,344	Roche Holding AG	22,990,845
1,054,701	UBS Group AG(1)	21,070,108

		137,726,562

	Taiwan - 1.8%
6,012,255	Taiwan Semiconductor Manufacturing Co., Ltd.	28,944,629

	United Kingdom - 9.8%
581,281	AstraZeneca plc	39,891,333
65,227	Derwent London plc REIT	3,433,255
700,852	Diageo plc	19,457,305
1,361,735	Direct Line Insurance Group plc	6,648,055
128,823	Hikma Pharmaceuticals plc	4,028,573
736,352	International Consolidated Airlines Group S.A.(1)	6,107,053
63,225	Markit, Ltd.(1)	1,621,721
127,659	Schroders plc	6,331,670
2,123,875	Sky plc	35,018,316
642,706	Smith & Nephew plc	10,938,475
186,055	Standard Chartered plc	3,046,129
852,119	WPP plc	19,872,668

		156,394,553

	Total Common Stocks (cost $1,382,955,141)	$1,518,785,153

	Total Long-Term Investments (cost $1,382,955,141)	$1,518,785,153

SHORT-TERM INVESTMENTS - 4.3%
	Other Investment Pools & Funds - 3.7%
59,590,665	Fidelity Money Market Class 1	$59,590,665

	U.S. Government Agencies - 0.6%
9,000,000	FHLB 0.04%, 05/22/2015(2)	8,999,838

	Total Short-Term Investments (cost $68,590,272)	$68,590,503

Total Investments (cost $1,451,545,413)^	99.8%	$1,587,375,656
Other Assets and Liabilities	0.2%	3,648,542

Total Net Assets	100.0%	$1,591,024,198

The accompanying notes are an integral part of these financial statements.

68

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $1,456,265,068 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$150,729,853
Unrealized Depreciation	(19,619,265)

Net Unrealized Appreciation	$131,110,588

(1)	Non-income producing.

(2)	The interest rate disclosed for this holding is the effective yield on the date of the acquisition.

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
BRL	Buy	05/04/15	MSC	$1,211,426	$1,182,417	$(29,009)
BRL	Buy	05/05/15	MSC	1,159,271	1,139,590	(19,681)
BRL	Buy	05/06/15	MSC	865,016	865,748	732
EUR	Buy	05/04/15	DEUT	2,475,460	2,489,316	13,856
EUR	Buy	05/05/15	WEST	1,632,638	1,637,655	5,017
GBP	Sell	05/01/15	HSBC	518,692	514,868	3,824
GBP	Sell	05/05/15	TDB	3,321,313	3,326,528	(5,215)
HKD	Buy	05/04/15	GSC	2,450,782	2,450,766	(16)
JPY	Sell	05/08/15	DEUT	359,446	358,029	1,417

Total						$(29,075)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
MSC	Morgan Stanley
TDB	Toronto Dominion Bank
WEST	Westpac International

Currency Abbreviations:
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

69

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Belgium	$52,267,265	$—	$52,267,265	$—
Brazil	14,496,515	14,496,515	—	—
Canada	63,118,382	63,118,382	—	—
China	101,523,148	41,448,208	60,074,940	—
Denmark	3,243,181	—	3,243,181	—
Finland	5,710,000	—	5,710,000	—
France	191,177,768	—	191,177,768	—
Germany	86,116,658	—	86,116,658	—
Hong Kong	19,224,032	—	19,224,032	—
India	69,539,910	19,934,222	49,605,688	—
Ireland	35,745,679	—	35,745,679	—
Italy	95,317,779	—	95,317,779	—
Japan	304,740,385	—	304,740,385	—
Luxembourg	5,638,695	5,638,695	—	—
Mexico	3,110,520	3,110,520	—	—
Netherlands	49,545,816	15,284,906	34,260,910	—
South Korea	24,987,223	—	24,987,223	—
Spain	15,206,713	—	15,206,713	—
Sweden	55,009,740	—	55,009,740	—
Switzerland	137,726,562	—	137,726,562	—
Taiwan	28,944,629	—	28,944,629	—
United Kingdom	156,394,553	1,621,721	154,772,832	—
Short-Term Investments	68,590,503	59,590,665	8,999,838	—

Total	$1,587,375,656	$224,243,834	$1,363,131,822	$—

Foreign Currency Contracts(2)	$24,846	$—	$24,846	$—

Total	$24,846	$—	$24,846	$—

Liabilities
Foreign Currency Contracts(2)	$(53,921)	$—	$(53,921)	$—

Total	$(53,921)	$—	$(53,921)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

70

The Hartford International Small Company Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.0%
Consumer Staples	2.3
Energy	2.0
Financials	22.2
Health Care	10.3
Industrials	29.3
Information Technology	5.3
Materials	12.3

Total	98.7%

Short-Term Investments	2.1%
Other Assets & Liabilities	(0.8)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Currency Concentration of Securities

as of April 30, 2015 (Unaudited)

Description	Percentage of Net Assets
Australian Dollar	5.1%
Brazilian Real	0.2
British Pound	16.8
Canadian Dollar	0.1
Danish Krone	2.4
Euro	23.7
Hong Kong Dollar	0.8
Indonesian Rupiah	0.2
Japanese Yen	35.1
Norwegian Krone	1.3
South African Rand	0.6
South Korea Won	2.4
Swedish Krona	1.8
Swiss Franc	5.7
United States Dollar	4.6
Other Assets & Liabilities	(0.8)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

71

The Hartford International Small Company Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.7%
	Australia - 5.1%
599,786	Karoon Gas Australia Ltd.(1)	$1,292,433
403,057	Nufarm Ltd.	2,310,066
546,658	SAI Global Ltd.	1,700,619
2,252,754	Spotless Group Holdings Ltd.	4,048,040
408,206	Super Retail Group Ltd.	3,177,650
954,959	Tox Free Solutions Ltd.	2,280,361
2,447,887	Transpacific Industries Group Ltd.	1,481,909

		16,291,078

	Austria - 2.1%
50,380	Andritz AG	2,949,583
67,498	Buwog AG	1,364,735
50,252	CA Immobilien Anlagen AG	911,969
21,481	Schoeller-Bleckmann Oilfield Equipment AG	1,514,344

		6,740,631

	Belgium - 2.5%
20,371	Ackermans & van Haaren N.V.	2,489,642
29,800	Cie d’Entreprises CFE	3,224,321
59,655	D’ieteren S.A.	2,332,034

		8,045,997

	Brazil - 0.2%
415,800	Magazine Luiza S.A.	691,401

	China - 2.2%
2,056,000	Cosmo Lady China Holdings Co., Ltd.(1)	1,722,321
3,414,000	Daphne International Holdings Ltd.	951,447
100,214	WuXi PharmaTech Cayman, Inc. ADR(1)	4,326,239

		7,000,007

	Colombia - 0.1%
90,800	Pacific Rubiales Energy Corp.	307,057

	Denmark - 2.4%
95,921	DSV A/S	3,327,467
151,801	H. Lundbeck A/S(1)	2,952,680
62,998	Matas AS	1,490,048

		7,770,195

	Finland - 0.3%
41,273	Tikkurila Oyj	850,067

	France - 3.5%
131,226	Air France-KLM(1)	1,136,046
31,801	Eurazeo S.A.	2,276,304
42,700	Imerys S.A.	3,250,014
7,975	Virbac S.A.	2,078,392
19,037	Wendel S.A.	2,338,184

		11,078,940

	Germany - 3.7%
50,724	ElringKlinger AG	1,396,401
26,248	Grenkeleasing AG	3,498,071
16,133	LEG Immobilien AG(1)	1,251,715
52,042	Rheinmetall AG	2,664,436
81,636	SAF-Holland S.A.	1,235,971
39,304	STRATEC Biomedical AG	1,970,516

		12,017,110

	Indonesia - 0.2%
8,822,200	Gajah Tunggal Tbk PT	746,714

	Italy - 8.4%
319,304	Anima Holding S.p.A.(1)	2,842,949
226,333	Autogrill S.p.A.(1)	2,164,708

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.7% - (continued)
	Italy - 8.4% - (continued)
61,789	Banca Generali S.p.A.	$2,073,777
2,790,311	Beni Stabili S.p.A. SIIQ REIT	2,300,814
149,844	Brunello Cucinelli S.p.A.	2,779,528
153,684	Cerved Information Solutions S.p.A.(1)	1,115,024
62,154	DiaSorin S.p.A.	2,841,833
39,128	Ei Towers S.p.A.(1)	2,376,876
1,182,150	Immobiliare Grande Distribuzione SIIQ S.p.A. REIT	1,163,191
146,859	Moncler S.p.A.	2,615,268
459,131	OVS S.p.A.(1)	2,216,801
206,184	RAI Way S.p.A.(1)	1,011,715
48,517	Salvatore Ferragamo S.p.A.	1,508,715

		27,011,199

	Japan - 35.1%
64,900	Asahi Intecc Co., Ltd.	3,996,750
39,200	CyberAgent, Inc.	1,886,331
251	Daiwa Office Investment Corp. REIT	1,321,154
46,900	Dena Co., Ltd.	936,876
174,000	Denyo Co., Ltd.	2,629,667
218,100	DMG Mori Seiki Co., Ltd.	3,557,004
342,300	Ferrotec Corp.	1,988,612
1,128	GLP J REIT	1,159,785
73,800	Hitachi Transport System Ltd.	1,190,197
64,600	Hoshizaki Electric Co., Ltd.	3,800,544
82,300	IBJ Leasing Co., Ltd.	1,840,342
102,700	Ichiyoshi Securities Co., Ltd.	1,102,611
786,000	IHI Corp.	3,603,518
117,600	Iida Group Holdings Co., Ltd.	1,578,392
86,200	Jamco Corp.	2,462,421
156,000	kabu.com Securities Co., Ltd.	1,138,532
691,000	Kawasaki Heavy Industries Ltd.	3,561,315
437,400	Kenedix, Inc.	1,741,791
1,618,000	Kobe Steel Ltd.	2,940,859
253,000	Makino Milling Machine Co., Ltd.	2,310,808
98,000	Message Co., Ltd.	3,038,215
445,000	Mitsubishi Gas Chemical Co., Inc.	2,486,563
521,000	Mitsubishi Materials Corp.	1,875,587
846,200	Mitsubishi UFJ Lease & Finance Co., Ltd.	4,539,252
115,000	Nippon Shinyaku Co., Ltd.	3,844,859
220,000	Nippon Shokubai Co., Ltd.	3,037,464
112,200	NTT Urban Development Corp.	1,181,201
317,300	Sanwa Holdings Corp.	2,394,782
94,900	SCSK Corp.	2,771,152
92,000	Shimadzu Corp.	1,076,108
2,103,000	Shinsei Bank Ltd.	4,303,394
1,495,000	Showa Denko KK	2,043,643
113,400	Sumco Corp.	1,711,000
44,400	TDK Corp.	3,198,229
81,700	TechnoPro Holdings, Inc.(1)	2,270,588
795,000	Teijin Ltd.	2,700,586
136,100	Tenma Corp.	2,202,163
524,200	Tokyo Steel Manufacturing Co., Ltd.	3,618,823
69,642	Tokyo TY Financial Group, Inc.	1,990,991
34,200	Tsuruha Holdings, Inc.	2,480,482
66,800	Welcia Holdings Co., Ltd.	2,920,981
81,100	Yamato Kogyo Co., Ltd.	1,908,113
242,500	Yaskawa Electric Corp.	3,331,829
135,200	Zenkoku Hosho Co., Ltd.	4,991,540
52,100	Zuiko Corp.	1,721,005

		112,386,059

The accompanying notes are an integral part of these financial statements.

72

The Hartford International Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.7% - (continued)
	Luxembourg - 2.8%
178,202	BRAAS Monier Building Group S.A.(1)	$4,892,599
66,681	Grand City Properties S.A.(1)	1,263,907
157,678	O’Key Group SA GDR(2)	473,034
105,427	Reinet Investments SCA	2,274,055

		8,903,595

	Netherlands - 1.0%
78,013	Constellium N.V. Class A(1)	1,433,099
129,222	USG People N.V.	1,754,839

		3,187,938

	Norway - 1.3%
187,993	Kongsberg Gruppen ASA	4,039,617

	Panama - 0.5%
15,013	Copa Holdings S.A. Class A	1,664,791

	South Africa - 0.6%
397,293	Gold Fields Ltd.	1,834,268

	South Korea - 2.4%
7,475	CJ O Shopping Co., Ltd.	1,672,179
19,657	Green Cross Corp.	3,238,728
105,259	Nexen Tire Corp.	1,276,920
23,505	Samsung Securities Co., Ltd.	1,428,268

		7,616,095

	Sweden - 1.0%
291,648	Bufab Holding AB(1)	1,872,376
85,514	Haldex AB	1,277,867

		3,150,243

	Switzerland - 5.7%
18,526	Dufry AG(1)	2,724,005
165,501	Gategroup Holding AG	5,800,828
10,328	Kuoni Reisen Holding AG	3,476,062
163,783	OC Oerlikon Corp. AG	2,142,531
7,604	Partners Group Holding AG	2,383,366
13,559	Tecan Group AG	1,801,996

		18,328,788

	United Kingdom - 17.6%
787,797	B&M European Value Retail S.A.	3,646,375
38,935	Berkeley Group Holdings plc	1,499,101
243,778	Big Yellow Group plc REIT	2,499,650
627,955	Booker Group plc	1,390,191
192,397	Chemring Group plc	632,181
171,709	Concentric AB	2,429,666
86,027	Consort Medical plc	1,241,283
399,845	Crest Nicholson Holdings plc	2,745,227
175,506	De La Rue plc	1,474,905
323,378	Direct Line Insurance Group plc	1,578,747
468,651	Elementis plc	2,180,893
939,234	Hansteen Holdings plc REIT	1,698,351
1,430,609	Hays plc	3,362,436
32,064	Hikma Pharmaceuticals plc	1,002,710
66,841	Hunting plc	600,728
186,603	IG Group Holdings plc	2,103,975
66,985	James Fisher & Sons plc	1,188,622
139,835	Keller Group plc	2,138,909
112,692	Kennedy Wilson Europe Real Estate plc	1,933,941
79,139	Kier Group plc	1,963,150
466,772	Mears Group plc	3,066,598
355,228	Michael Page International plc	2,894,001

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.7% - (continued)
	United Kingdom - 17.6% - (continued)
347,142	N Brown Group plc	$1,822,433
530,086	Ophir Energy plc(1)	1,155,557
400,038	Polypipe Group plc	1,697,871
147,736	Savills plc	1,871,010
732,871	Tyman plc	3,352,371
370,354	UNITE Group plc	3,405,274

		56,576,156

	Total Common Stocks (cost $297,434,689)	$316,237,946

	Total Long-Term Investments (cost $297,434,689)	$316,237,946

SHORT-TERM INVESTMENTS - 2.1%
	Other Investment Pools & Funds - 2.1%
6,894,409	Federated Prime Obligations Fund	$6,894,409

	Total Short-Term Investments (cost $6,894,409)	$6,894,409

Total Investments (cost $304,329,098)^	100.8%	$323,132,355
Other Assets and Liabilities	(0.8)%	(2,606,918)

Total Net Assets	100.0%	$320,525,437

The accompanying notes are an integral part of these financial statements.

73

The Hartford International Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $308,743,000 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,458,222
Unrealized Depreciation	(18,068,867)

Net Unrealized Appreciation	$14,389,355

(1)	Non-income producing.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $473,034, which represents 0.1% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
CHF	Buy	05/04/15	MSC	$495,972	$498,816	$2,844
CHF	Buy	05/05/15	UBS	49,465	49,738	273
EUR	Buy	05/04/15	DEUT	406,407	408,682	2,275
EUR	Buy	05/05/15	WEST	1,967,696	1,973,743	6,047
GBP	Buy	05/01/15	HSBC	161,750	160,558	(1,192)
GBP	Buy	05/05/15	TDB	186,151	186,443	292
JPY	Buy	05/08/15	DEUT	621,714	619,262	(2,452)

Total						$8,087

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
MSC	Morgan Stanley
TDB	Toronto Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

74

The Hartford International Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$16,291,078	$1,481,909	$14,809,169	$—
Austria	6,740,631	—	6,740,631	—
Belgium	8,045,997	2,332,034	5,713,963	—
Brazil	691,401	691,401	—	—
China	7,000,007	5,277,686	1,722,321	—
Colombia	307,057	307,057	—	—
Denmark	7,770,195	—	7,770,195	—
Finland	850,067	—	850,067	—
France	11,078,940	2,078,392	9,000,548	—
Germany	12,017,110	1,970,516	10,046,594	—
Indonesia	746,714	—	746,714	—
Italy	27,011,199	11,226,753	15,784,446	—
Japan	112,386,059	1,181,201	111,204,858	—
Luxembourg	8,903,595	2,274,055	6,629,540	—
Netherlands	3,187,938	1,433,099	1,754,839	—
Norway	4,039,617	—	4,039,617	—
Panama	1,664,791	1,664,791	—	—
South Africa	1,834,268	—	1,834,268	—
South Korea	7,616,095	—	7,616,095	—
Sweden	3,150,243	1,872,376	1,277,867	—
Switzerland	18,328,788	9,276,890	9,051,898	—
United Kingdom	56,576,156	20,684,689	35,891,467	—
Short-Term Investments	6,894,409	6,894,409	—	—

Total	$323,132,355	$70,647,258	$252,485,097	$—

Foreign Currency Contracts(2)	$11,731	$—	$11,731	$—

Total	$11,731	$—	$11,731	$—

Liabilities
Foreign Currency Contracts(2)	$(3,644)	$—	$(3,644)	$—

Total	$(3,644)	$—	$(3,644)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $10,539,681 were transferred from Level 1 to Level 2, and investments valued at $18,379,491 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

75

The Hartford International Value Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.3%
Consumer Staples	1.9
Energy	8.6
Financials	20.9
Health Care	6.2
Industrials	12.8
Information Technology	12.8
Materials	12.8
Telecommunication Services	3.9
Utilities	2.3

Total	94.5%

Short-Term Investments	4.4%
Other Assets & Liabilities	1.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Currency Concentration of Securities

as of April 30, 2015 (Unaudited)

Description	Percentage of Net Assets
Australian Dollar	0.7%
British Pound	10.5
Canadian Dollar	2.1
Danish Krone	1.0
Euro	27.7
Hong Kong Dollar	2.1
Hungarian Forint	1.0
Indian Rupee	1.0
Japanese Yen	37.9
Norwegian Krone	0.5
South African Rand	1.0
South Korea Won	2.0
Swedish Krona	0.4
Swiss Franc	3.5
Taiwanese Dollar	0.3
United States Dollar	7.2
Other Assets & Liabilities	1.1

Total	100.0%

The accompanying notes are an integral part of these financial statements.

76

The Hartford International Value Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.5%
	Australia - 0.8%
5,955,304	Aquarius Platinum Ltd.(1)	$810,841
1,234,039	Energy Resources of Australia Ltd.(1)	1,308,586
1,882,940	Qantas Airways Ltd.(1)	5,032,984
5,610,190	Resolute Mining Ltd.(1)	1,513,375

		8,665,786

	Austria - 0.2%
70,853	Zumtobel Group AG	1,944,778

	Belgium - 1.7%
231,257	Ageas	8,688,837
850,696	AGFA-Gevaert N.V.(1)	2,137,746
135,677	Mobistar S.A.(1)	2,589,863
142,467	N.V. Bekaert S.A.	4,138,967

		17,555,413

	Brazil - 0.6%
63,930	HRT Participacoes em Petroleo S.A.(1)	98,666
628,768	Petroleo Brasileiro S.A. ADR(1)	5,973,296

		6,071,962

	Canada - 3.0%
346,860	Barrick Gold Corp.	4,507,886
738,400	Centerra Gold, Inc.	3,818,994
906,298	Eldorado Gold Corp.	4,495,238
241,420	EnCana Corp.	3,427,704
2,740,500	Ivanhoe Mines Ltd. Class A(1)	2,634,878
1,860,496	Kinross Gold Corp.(1)	4,521,005
789,200	Legacy Oil + Gas, Inc.(1)	1,890,417
168,000	Northern Dynasty Minerals Ltd.(1)	65,445
297,740	Painted Pony Petroleum Ltd.(1)	1,843,446
751,739	Uranium Participation Corp.(1)	3,482,985

		30,687,998

	China - 0.5%
9,747,390	Daphne International Holdings Ltd.	2,716,499
547,425	Sinovac Biotech Ltd.(1)	2,704,280

		5,420,779

	Denmark - 1.0%
203,042	D/S Norden A/S(1)	4,073,727
310,212	H. Lundbeck A/S(1)	6,033,932

		10,107,659

	France - 11.8%
87,172	Alten S.A.	4,255,097
175,551	BNP Paribas S.A.	11,086,268
78,734	Cap Gemini S.A.	7,014,848
268,112	Cie de Saint-Gobain	12,184,909
38,831	Devoteam S.A.	1,037,846
455,919	GDF Suez	9,276,305
89,390	GFI Informatique S.A.	610,259
71,472	Lafarge S.A.	5,214,945
239,014	Metropole Television S.A.	4,988,420
479,489	Orange S.A.	7,897,813
376,367	Peugeot S.A.(1)	7,115,447
74,782	Renault S.A.	7,868,388
192,281	Societe Generale S.A.	9,613,023
86,016	Sopra Steria Group	7,596,959
128,800	Thales S.A.	7,840,801
328,458	Total S.A.	17,785,985

		121,387,313

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.5% - (continued)
	Germany - 4.6%
607,382	Deutsche Lufthansa AG(1)	$8,376,792
385,776	E.ON SE	6,005,762
134,153	Hamburger Hafen und Logistik AG	2,958,864
350,172	Kontron AG(1)	1,976,347
64,794	OSRAM Licht AG	3,413,598
178,559	Rheinmetall AG	9,141,830
194,678	RWE AG	4,837,636
147,832	Salzgitter AG	5,042,658
345,745	Suedzucker AG	5,211,113

		46,964,600

	Greece - 0.9%
6,318,313	Alpha Bank A.E.(1)	2,213,972
552,956	Hellenic Telecommunications Organization S.A.(1)	5,026,329
5,457,263	Piraeus Bank S.A.(1)	2,435,566

		9,675,867

	Hong Kong - 1.8%
5,717,250	AMVIG Holdings Ltd.	3,127,667
86,800,000	CST Mining Group Ltd.(1)	1,106,112
382,740	Dah Sing Financial Holdings Ltd.	2,687,062
101,863,680	G-Resources Group Ltd.(1)	3,355,690
8,045,660	Kingboard Laminates Holdings Ltd.	4,125,136
4,571,050	New World Department Store China Ltd.	1,315,190
8,362,000	Pacific Basin Shipping Ltd.	3,096,632

		18,813,489

	Hungary - 1.0%
3,007,091	Magyar Telekom Telecommunications plc(1)	4,500,979
240,503	OTP Bank plc	5,318,051

		9,819,030

	India - 1.0%
1,067,956	Allahabad Bank(1)	1,732,479
318,379	Canara Bank	1,893,550
1,512,033	Corp. Bank	1,353,459
5,474,534	Manappuram Finance Ltd.	2,979,706
1,213,069	NTPC Ltd.	2,866,035

		10,825,229

	Ireland - 0.2%
69,510	CRH plc	1,942,348

	Italy - 3.0%
484,157	Banca Popolare dell-Emilia Romagna Scrl(1)	3,982,592
478,410	Buzzi Unicem S.p.A.	7,700,059
666,641	Eni S.p.A.	12,790,075
931,214	UniCredit S.p.A.	6,684,372

		31,157,098

	Japan - 37.9%
219,680	Adastria Holdings Co., Ltd.	6,664,398
110,480	Aeon Delight Co., Ltd.	2,925,787
509,730	Aichi Steel Corp.	2,450,454
335,660	Aisan Industry Co., Ltd.	3,159,682
34,840	Alpha Systems, Inc.	515,359
185,020	Avex Group Holdings, Inc.	2,855,540
293,380	Canon, Inc.	10,460,382
176,700	Cawachi Ltd.	2,836,724
208,800	Chubu Steel Plate Co., Ltd.	884,431
158,060	CMIC Holdings Co., Ltd.	2,347,666
415,450	Dai-ichi Life Insurance Co., Ltd.	6,828,294

The accompanying notes are an integral part of these financial statements.

77

The Hartford International Value Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.5% - (continued)
	Japan - 37.9% - (continued)
260,320	Daiichi Sankyo Co., Ltd.	$4,521,417
357,910	Dena Co., Ltd.	7,149,619
448,000	Eighteenth Bank Ltd.	1,466,502
142,750	Eisai Co., Ltd.	9,515,343
175,960	en-japan, Inc.	2,614,161
188,350	Exedy Corp.	4,625,782
103,110	Fuji Machine Manufacturing Co., Ltd.	1,272,349
112,520	Fujimi, Inc.	1,902,784
1,645,830	Fujitsu Ltd.	10,909,146
370,350	Funai Electric Co., Ltd.(1)	4,375,168
103,690	Gendai Agency, Inc.	597,402
610,430	Gree, Inc.	3,941,225
223,530	Hisaka Works Ltd.	2,050,931
211,220	Hitachi Chemical Co., Ltd.	4,088,361
342,980	Honda Motor Co., Ltd.	11,498,528
311,170	Honeys Co., Ltd.	2,808,840
672,450	Hosiden Corp.	3,933,983
496,910	Inpex Corp.	6,236,382
253,200	Itochu Techno-Solutions Corp.	5,766,367
86,200	Japan Digital Laboratory Co., Ltd.	1,312,778
141,930	Japan Petroleum Exploration Co., Ltd.	5,463,647
1,328,900	Japan Steel Works Ltd.	6,132,742
334,080	JSR Corp.	5,698,547
350,560	Keihin Corp.	5,742,030
269,740	Kuroda Electric Co., Ltd.	4,849,074
174,800	Kyoei Steel Ltd.	2,863,250
177,800	Maruichi Steel Tube Ltd.	4,490,794
195,960	Melco Holdings, Inc.	4,042,758
176,300	Mimasu Semiconductor Industry Co., Ltd.	2,020,141
160,900	Miraial Co., Ltd.	1,950,526
1,891,540	Mitsubishi UFJ Financial Group, Inc.	13,438,162
2,204,250	Mitsui Chemicals, Inc.	7,287,227
217,390	Mitsumi Electric Co., Ltd.	1,628,195
5,673,800	Mizuho Financial Group, Inc.	10,815,849
239,770	Moshi Moshi Hotline, Inc.	2,590,293
511,810	NET One Systems Co., Ltd.	3,675,768
130,520	Neturen Co., Ltd.	971,702
629,390	Nichicon Corp.	5,806,380
508,300	Nikon Corp.	7,227,249
52,210	Nintendo Co., Ltd.	8,766,061
434,260	Nishimatsuya Chain Co., Ltd.	4,035,608
161,500	Nissin Kogyo Co., Ltd.	2,661,892
79,170	Nitto Denko Corp.	5,073,651
389,020	Oita Bank Ltd.	1,521,516
130,310	Pal Co., Ltd.	4,188,355
115,740	Proto Corp.	1,688,004
102,730	Rohm Co., Ltd.	7,125,843
959,890	SCREEN Holdings Co., Ltd.	6,516,323
50,020	Shimamura Co., Ltd.	4,985,738
365,650	Shinkawa Ltd.(1)	2,382,696
816,210	Shinko Electric Industries Co., Ltd.	6,522,439
1,163,580	Sumitomo Bakelite Co., Ltd.	5,304,700
277,630	Sumitomo Mitsui Financial Group, Inc.	12,122,599
439,450	Sumitomo Riko Co., Ltd.	3,801,367
60,300	Suzuken Co. Ltd/Aichi Japan	1,886,931
768,440	T&D Holdings, Inc.	11,088,417
272,150	Takata Corp.	3,364,733
262,170	Takeda Pharmaceutical Co., Ltd.	13,460,077
395,570	Tochigi Bank Ltd.	2,124,921
228,530	Tokai Rika Co., Ltd.	5,583,588
257,580	Tokyo Seimitsu Co., Ltd.	5,551,955

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.5% - (continued)
	Japan - 37.9% - (continued)
646,770	Tokyo Steel Manufacturing Co., Ltd.	$4,464,987
54,330	Topre Corp.	876,652
1,008,630	Toshiba Machine Co., Ltd.	4,478,926
322,780	Toyoda Gosei Co., Ltd.	7,468,014
441,810	Toyota Boshoku Corp.	6,559,556
427,580	Ushio, Inc.	5,607,079
233,090	Xebio Co., Ltd.	4,114,175
410,870	Yamanashi Chuo Bank Ltd.	1,908,210
161,660	Yamato Kogyo Co., Ltd.	3,803,522
662,150	Yodogawa Steel Works Ltd.	2,681,209

		390,929,863

	Luxembourg - 0.4%
247,917	Oriflame Cosmetics S.A.	4,281,069

	Netherlands - 4.0%
393,771	Delta Lloyd N.V.	7,456,788
723,382	ING Groep N.V.(1)	11,097,793
183,916	Koninklijke Philips N.V.	5,268,135
1,983,091	PostNL N.V.(1)	9,848,215
523,040	TNT Express N.V.(2)	4,464,705
256,826	USG People N.V.	3,487,706

		41,623,342

	Norway - 0.5%
1,571,644	Storebrand ASA(1)	5,556,861

	Russia - 1.1%
1,028,069	Gazprom OAO ADR	6,023,407
111,400	Lukoil OAO ADR	5,700,311

		11,723,718

	South Africa - 1.3%
126,201	Anglo American Platinum Ltd.(1)	3,485,644
756,680	Impala Platinum Holdings Ltd.(1)	4,211,297
1,482,390	Lonmin plc(1)	3,276,879
1,466,972	Raubex Group Ltd.	2,207,317

		13,181,137

	South Korea - 2.0%
141,146	KB Financial Group, Inc.	5,382,505
282,134	KT Corp.(1)	8,339,867
78,332	Shinhan Financial Group Co., Ltd.	3,242,016
244,291	Tongyang Life Insurance	3,359,283

		20,323,671

	Spain - 1.5%
294,912	Almirall S.A.(1)	5,560,463
644,515	Telefonica S.A.	9,809,801

		15,370,264

	Switzerland - 3.5%
100,697	Adecco S.A.(1)	8,206,471
73,279	Holcim Ltd.(1)	5,886,537
103,326	Julius Baer Group Ltd.(1)	5,408,159
368,019	Micronas Semiconductor Holding AG(1)	2,252,413
733,317	UBS Group AG(1)	14,649,714

		36,403,294

	Taiwan - 0.3%
3,540,900	Compal Electronics, Inc.	3,223,718

	United Kingdom - 9.9%
486,426	Anglo American plc	8,241,277
258,612	AstraZeneca plc	17,747,660

The accompanying notes are an integral part of these financial statements.

78

The Hartford International Value Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.5% - (continued)
	United Kingdom - 9.9% - (continued)
2,961,569	BP plc	$21,360,005
2,128,888	Hays plc	5,003,638
1,226,687	Home Retail Group plc	3,134,598
2,506,242	HSBC Holdings plc	25,036,098
1,696,967	J Sainsbury plc	7,056,118
1,172,742	SIG plc	3,485,159
685,311	Standard Chartered plc	11,220,048

		102,284,601

	Total Common Stocks (cost $958,969,508)	$975,940,887

	Total Long-Term Investments (cost $958,969,508)	$975,940,887

SHORT-TERM INVESTMENTS - 4.4%
	Other Investment Pools & Funds - 4.4%
44,833,243	Fidelity Money Market Class 1	$44,833,243

	Total Short-Term Investments (cost $44,833,243)	$44,833,243

Total Investments (cost $1,003,802,751)^	98.9%	$1,020,774,130
Other Assets and Liabilities	1.1%	11,723,022

Total Net Assets	100.0%	$1,032,497,152

The accompanying notes are an integral part of these financial statements.

79

The Hartford International Value Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $1,005,548,575 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$69,186,247
Unrealized Depreciation	(53,960,692)

Net Unrealized Appreciation	$15,225,555

(1)	Non-income producing.

(2)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2015	523,040	TNT Express N.V.	$3,343,378

At April 30, 2015, the aggregate value of these securities were $4,464,705, which represents 0.4% of total net assets.

Futures Contracts Outstanding at April 30, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EAFE (mini MSCI) Index Future	224	06/19/2015	$21,256,638	$21,215,040	$(41,598)

Total futures contracts					$(41,598)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
DKK	Buy	05/04/15	MSC	$287,398	$289,401	$2,003
EUR	Buy	05/04/15	DEUT	95,022	95,554	532
EUR	Buy	05/05/15	WEST	563,949	565,682	1,733
EUR	Sell	05/04/15	DEUT	834,357	839,027	(4,670)
JPY	Buy	05/01/15	DEUT	38,996	38,923	(73)
JPY	Buy	05/08/15	DEUT	59,811	59,575	(236)
NOK	Buy	05/04/15	MSC	834,170	829,772	(4,398)

Total						$(5,109)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
MSC	Morgan Stanley
WEST	Westpac International

Currency Abbreviations:
DKK	Danish Krone
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

80

The Hartford International Value Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$8,665,786	$2,119,427	$6,546,359	$—
Austria	1,944,778	1,944,778	—	—
Belgium	17,555,413	4,727,609	12,827,804	—
Brazil	6,071,962	6,071,962	—	—
Canada	30,687,998	30,687,998	—	—
China	5,420,779	5,420,779	—	—
Denmark	10,107,659	—	10,107,659	—
France	121,387,313	610,259	120,777,054	—
Germany	46,964,600	—	46,964,600	—
Greece	9,675,867	—	9,675,867	—
Hong Kong	18,813,489	4,442,857	14,370,632	—
Hungary	9,819,030	4,500,979	5,318,051	—
India	10,825,229	—	10,825,229	—
Ireland	1,942,348	—	1,942,348	—
Italy	31,157,098	—	31,157,098	—
Japan	390,929,863	—	390,929,863	—
Luxembourg	4,281,069	—	4,281,069	—
Netherlands	41,623,342	7,456,788	34,166,554	—
Norway	5,556,861	—	5,556,861	—
Russia	11,723,718	861,000	10,862,718	—
South Africa	13,181,137	2,207,317	10,973,820	—
South Korea	20,323,671	—	20,323,671	—
Spain	15,370,264	—	15,370,264	—
Switzerland	36,403,294	2,252,413	34,150,881	—
Taiwan	3,223,718	—	3,223,718	—
United Kingdom	102,284,601	—	102,284,601	—
Short-Term Investments	44,833,243	44,833,243	—	—

Total	$1,020,774,130	$118,137,409	$902,636,721	$—

Foreign Currency Contracts(2)	$4,268	$—	$4,268	$—

Total	$4,268	$—	$4,268	$—

Liabilities
Foreign Currency Contracts(2)	$(9,377)	$—	$(9,377)	$—
Futures Contracts(2)	(41,598)	(41,598)	—	—

Total	$(50,975)	$(41,598)	$(9,377)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $6,616,886 were transferred from Level 1 to Level 2, and investments valued at $15,747,014 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

81

The Hartford International Value Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary – (continued)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six month period ended April 30, 2015:

	Common Stocks	Total
Beginning balance	$20,515	$20,515
Purchases	—	—
Sales	(2,807,719)	(2,807,719)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(1,057,413)	(1,057,413)
Net change in unrealized appreciation/depreciation	1,677,239	1,677,239
Transfers into Level 3(1)	2,167,378	2,167,378
Transfers out of Level 3(1)	—	—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

82

[This page is intentionally left blank]

83

Hartford Funds – International/Global Equity

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	Hartford Emerging Markets Equity Fund	Hartford Global Capital Appreciation Fund	Hartford Global Equity Income Fund
Assets:
Investments in securities, at market value	$205,759,201	$1,457,057,669	$306,419,297
Cash	—	95,037	—
Cash collateral	—	—	—
Foreign currency on deposit with custodian	314,411	274,711	66,508
Unrealized appreciation on foreign currency contracts	471	329,186	442,520
Receivables:
Investment securities sold	3,911,239	19,805,508	—
Fund shares sold	67,227	2,045,548	748,066
Dividends and interest	329,962	3,261,610	1,304,385
Other assets	67,044	89,180	86,048

Total assets	210,449,555	1,482,958,449	309,066,824

Liabilities:
Unrealized depreciation on foreign currency contracts	3,093	1,096,604	738,346
Bank overdraft	961,126	—	—
Payables:
Investment securities purchased	1,846,016	33,335,363	930,521
Fund shares redeemed	214,487	1,220,131	53,098
Investment management fees	204,228	912,201	185,646
Variation margin on financial derivative instruments	—	—	—
Foreign taxes	98,739	—	—
Distribution fees	5,632	435,129	30,830
Accrued expenses	40,224	260,697	46,638

Total liabilities	3,373,545	37,260,125	1,985,079

Net assets	$207,076,010	$1,445,698,324	$307,081,745

Summary of Net Assets:
Capital stock and paid-in-capital	$184,289,783	$1,340,193,391	$305,296,365
Undistributed (distributions in excess of) net investment income	258,609	3,035,267	1,435,752
Accumulated net realized gain (loss)	2,021,532	31,215,634	(7,381,652)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	20,506,086	71,254,032	7,731,280

Net assets	$207,076,010	$1,445,698,324	$307,081,745

Shares authorized	600,000,000	1,000,000,000	900,000,000

Par value	$0.001	$0.001	$0.001

Class A: Net asset value per share	$8.80	$17.94	$11.67

Maximum offering price per share	$9.31	$18.98	$12.35

Shares outstanding	1,305,020	41,894,915	8,390,053

Net Assets	$11,482,126	$751,652,486	$97,905,285

Class B: Net asset value per share	$—	$16.40	$11.43

Shares outstanding	—	2,106,822	163,214

Net Assets	$—	$34,549,400	$1,865,217

Class C: Net asset value per share	$8.65	$16.54	$11.40

Shares outstanding	308,664	17,345,117	1,055,655

Net Assets	$2,668,401	$286,850,816	$12,036,354

Class I: Net asset value per share	$8.78	$18.44	$11.69

Shares outstanding	391,263	6,301,127	195,462

Net Assets	$3,434,482	$116,222,476	$2,284,069

Class R3: Net asset value per share	$8.74	$17.69	$11.64

Shares outstanding	226,938	1,856,247	38,622

Net Assets	$1,982,802	$32,832,907	$449,545

The accompanying notes are an integral part of these financial statements.

84

Hartford Funds – International/Global Equity

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

Hartford International Capital Appreciation Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund

$33,978,973	$212,891,295	$1,587,375,656	$323,132,355	$1,020,774,130
5,854	—	79,750	11,987	115,261
—	—	—	—	739,200
19,554	68,157	378,391	2	660,769
994	9,536	24,846	11,731	4,268

352,522	3,229,402	11,198,252	978,747	3,464,143
63,292	6,930,058	3,922,152	486,754	9,204,795
135,628	524,920	6,067,010	1,291,502	4,203,157
60,192	75,534	76,496	76,170	104,898

34,617,009	223,728,902	1,609,122,553	325,989,248	1,039,270,621

2,266	11,332	53,921	3,644	9,377
—	—	—	—	—

392,061	4,243,388	14,581,823	4,875,989	4,504,024
3,929	190,013	2,128,550	248,620	1,104,415
24,810	145,012	874,985	234,585	666,734
—	—	—	—	286,859
—	—	—	—	49,503
6,205	40,309	205,031	34,584	110,936
22,416	62,548	254,045	66,389	41,621

451,687	4,692,602	18,098,355	5,463,811	6,773,469

$34,165,322	$219,036,300	$1,591,024,198	$320,525,437	$1,032,497,152

$31,185,309	$435,487,736	$1,451,756,844	$306,877,392	$1,009,516,881
3,137	260,851	4,257,722	(2,705,754)	2,345,673
(28,353)	(238,731,397)	(713,873)	(2,433,306)	3,747,135
3,005,229	22,019,110	135,723,505	18,787,105	16,887,463

$34,165,322	$219,036,300	$1,591,024,198	$320,525,437	$1,032,497,152

525,000,000	500,000,000	650,000,000	500,000,000	500,000,000

$0.001	$0.001	$0.001	$0.001	$0.001

$10.15	$13.37	$15.82	$14.59	$15.59

$10.74	$14.15	$16.74	$15.44	$16.50

1,264,003	8,691,162	33,595,643	4,926,012	20,761,140

$12,834,293	$116,218,701	$531,426,987	$71,878,197	$323,591,580

$10.13	$12.38	$14.39	$13.68	$—

91,488	270,034	397,909	128,539	—

$926,762	$3,342,161	$5,727,438	$1,758,891	$—

$10.07	$12.37	$14.00	$13.32	$15.37

264,830	1,393,279	4,210,816	1,161,961	3,817,486

$2,666,265	$17,228,945	$58,943,925	$15,476,193	$58,680,647

$10.20	$13.27	$15.75	$14.49	$15.72

255,364	2,748,086	6,095,503	3,471,064	34,313,471

$2,605,856	$36,466,982	$95,980,800	$50,281,904	$539,339,750

$10.18	$13.52	$16.07	$14.70	$15.58

129,131	60,076	3,066,192	703,000	90,948

$1,313,910	$812,314	$49,283,948	$10,331,024	$1,416,778

The accompanying notes are an integral part of these financial statements.

85

Hartford Funds – International/Global Equity

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

	Hartford Emerging Markets Equity Fund	Hartford Global Capital Appreciation Fund	Hartford Global Equity Income Fund
Class R4: Net asset value per share	$8.77	$18.20	$11.68

Shares outstanding	222,342	678,254	50,331

Net Assets	$1,949,442	$12,340,947	$587,896

Class R5: Net asset value per share	$8.78	$18.54	$11.70

Shares outstanding	224,415	24,938	52,015

Net Assets	$1,970,522	$462,293	$608,478

Class R6: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net Assets	$—	$—	$—

Class Y: Net asset value per share	$8.77	$18.73	$11.68

Shares outstanding	20,934,347	11,255,558	16,376,299

Net Assets	$183,588,235	$210,786,999	$191,344,901

Cost of investments	$185,147,940	$1,385,009,426	$298,406,433
Cost of foreign currency on deposit with custodian	$314,652	$273,350	$66,010

The accompanying notes are an integral part of these financial statements.

86

Hartford Funds – International/Global Equity

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

Hartford International Capital Appreciation Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund
$10.19	$13.74	$16.32	$14.76	$15.65

120,761	162,137	7,407,494	514,253	167,858

$1,230,785	$2,227,265	$120,893,356	$7,588,771	$2,626,551

$10.21	$13.82	$16.45	$14.83	$15.73

111,664	277,912	5,866,545	30,345	82,165

$1,139,788	$3,840,656	$96,513,572	$450,147	$1,292,515

$—	$—	$16.53	$—	$—

—	—	654	—	—

$—	$—	$10,808	$—	$—

$10.21	$13.86	$16.53	$14.84	$16.00

1,121,387	2,805,886	38,249,300	10,970,752	6,597,673

$11,447,663	$38,899,276	$632,243,364	$162,760,310	$105,549,331

$30,972,445	$190,867,127	$1,451,545,413	$304,329,098	$1,003,802,751
$19,357	$68,033	$372,238	$2	$652,179

The accompanying notes are an integral part of these financial statements.

87

Hartford Funds – International/Global Equity

Statements of Operations

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	Hartford Emerging Markets Equity Fund	Hartford Global Capital Appreciation Fund	Hartford Global Equity Income Fund
Investment Income:
Dividends	$1,990,520	$12,950,942	$4,948,993
Interest	2,170	9,885	1,847
Less: Foreign tax withheld	(179,725)	(649,124)	(245,859)

Total investment income, net	1,812,965	12,311,703	4,704,981

Expenses:
Investment management fees	1,193,653	5,392,225	1,070,424
Administrative services fees
Class R3	1,832	31,758	443
Class R4	1,338	7,800	410
Class R5	901	599	311
Transfer agent fees
Class A	11,376	645,247	97,914
Class B	—	56,251	4,363
Class C	2,134	171,415	12,856
Class I	487	65,883	1,342
Class R3	22	2,101	56
Class R4	7	481	52
Class R5	—	108	15
Class R6	—	—	—
Class Y	1,396	1,592	1,450
Distribution fees
Class A	13,187	898,393	104,051
Class B	—	202,495	10,078
Class C	12,547	1,386,757	54,070
Class R3	4,580	79,395	1,108
Class R4	2,230	13,000	683
Custodian fees	29,363	33,318	10,910
Registration and filing fees	42,993	91,057	47,049
Accounting services fees	24,867	97,933	25,692
Board of Directors’ fees	3,719	14,629	2,642
Audit fees	16,514	18,348	17,356
Other expenses	16,115	114,595	19,293

Total expenses (before waivers and fees paid indirectly)	1,379,261	9,325,380	1,482,568
Expense waivers	(505)	—	(190)
Management fee waivers	(35,887)	(62,882)	(70,307)
Transfer agent fee waivers	—	—	(1,337)
Commission Recapture	(1,352)	(11,922)	(889)
Custodian fee offset	—	(1)	—

Total waivers and fees paid indirectly	(37,744)	(74,805)	(72,723)

Total expenses, net	1,341,517	9,250,575	1,409,845

Net Investment Income (Loss)	471,448	3,061,128	3,295,136

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	4,344,918	36,097,023	(1,377,775)
Less: Foreign taxes paid on realized capital gains.	—	(650)	—
Net realized gain (loss) on futures contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	(144,984)	7,073,024	1,395,372
Net realized gain (loss) on other foreign currency transactions	25,271	(469,097)	(133,931)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	4,225,205	42,700,300	(116,334)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	6,803,534	49,516,673	11,437,319
Net unrealized appreciation (depreciation) of purchased options contracts	19,752	—	—
Net unrealized appreciation (depreciation) of future contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(5,068)	(3,257,117)	(320,770)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(884)	57,020	42,617

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	6,817,334	46,316,576	11,159,166

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	11,042,539	89,016,876	11,042,832

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,513,987	$92,078,004	$14,337,968

The accompanying notes are an integral part of these financial statements.

88

Hartford Funds – International/Global Equity

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2015 (Unaudited)

Hartford International Capital Appreciation Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund

$312,267	$1,708,329	$14,184,646	$2,343,850	$8,843,720
636	1,171	12,403	1,336	8,348
(28,827)	(166,206)	(1,522,763)	(183,022)	(854,728)

284,076	1,543,294	12,674,286	2,162,164	7,997,340

140,692	766,750	4,930,922	1,247,819	3,421,412

1,221	576	43,922	9,583	1,252
851	1,340	82,445	5,187	1,485
529	1,111	43,316	183	593

13,905	147,602	474,846	85,252	155,402
595	12,722	17,030	6,835	—
2,075	17,247	48,448	16,171	30,364
438	11,474	53,135	29,378	247,747
127	269	1,390	130	83
74	111	1,651	117	68
—	34	1,339	68	34
—	—	—	—	—
83	290	4,532	999	441

15,090	127,098	593,777	83,932	207,938
4,361	19,063	30,533	10,574	—
10,679	71,833	269,800	75,052	273,079
3,053	1,439	109,804	23,958	3,129
1,418	2,233	137,408	8,645	2,475
5,189	9,670	68,433	12,329	31,722
46,300	46,119	79,826	46,683	88,247
3,126	18,040	130,323	24,958	74,202
843	2,132	20,480	4,810	7,346
13,885	10,513	14,877	9,422	11,771
7,008	22,683	102,207	28,885	27,822

271,542	1,290,349	7,260,444	1,730,970	4,586,612
(950)	(10,950)	—	—	—
(61,589)	(6,149)	—	(3,554)	(41)
—	(7,000)	(7,854)	(3,653)	—
(175)	—	(8,698)	(204)	(2,241)
—	—	(1)	—	(12)

(62,714)	(24,099)	(16,553)	(7,411)	(2,294)

208,828	1,266,250	7,243,891	1,723,559	4,584,318

75,248	277,044	5,430,395	438,605	3,413,022

133,523	2,421,696	3,633,668	(1,099,207)	3,928,464
—	—	—	—	(8,562)
—	—	—	—	2,273,926
(3,873)	10,667	305,992	126,697	1,983,104
9,277	(67,209)	(854,848)	(142,526)	(1,521)

138,927	2,365,154	3,084,812	(1,115,036)	8,175,411

1,849,943	10,308,924	85,338,934	24,228,857	71,284,138
—	—	—	—	—
—	—	—	—	(156,849)
(8,162)	22,930	(8,049)	(62,770)	(1,087,823)
1,601	(10,093)	49,655	68,165	30,117

1,843,382	10,321,761	85,380,540	24,234,252	70,069,583

1,982,309	12,686,915	88,465,352	23,119,216	78,244,994

$2,057,557	$12,963,959	$93,895,747	$23,557,821	$81,658,016

The accompanying notes are an integral part of these financial statements.

89

Hartford Funds – International/Global Equity

Statements of Changes in Net Assets

	Hartford Emerging Markets Equity Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$471,448	$2,458,967
Net realized gain (loss) on investments and foreign currency transactions	4,225,205	13,526,700
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	6,817,334	(11,823,546)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,513,987	4,162,121

Distributions to Shareholders:
From net investment income
Class A	(62,853)	(47,026)
Class B	—	—
Class C	—	—
Class I	(31,683)	(20,399)
Class R3	(6,929)	(4,928)
Class R4	(12,078)	(9,888)
Class R5	(17,728)	(15,197)
Class Y	(1,908,998)	(2,080,771)

Total from net investment income	(2,040,269)	(2,178,209)

From net realized gain on investments
Class A	(768,362)	(75,774)
Class B	—	—
Class C	(187,327)	(25,182)
Class I	(219,132)	(21,064)
Class R3	(135,221)	(17,168)
Class R4	(129,196)	(16,349)
Class R5	(130,052)	(16,419)
Class Y	(12,927,458)	(2,144,724)

Total from net realized gain on investments	(14,496,748)	(2,316,680)

Total distributions	(16,537,017)	(4,494,889)

Capital Share Transactions:
Sold	15,878,476	48,841,425
Issued in merger	—	—
Issued on reinvestment of distributions	16,522,971	4,494,462
Redeemed	(23,213,107)	(105,321,986)

Net increase (decrease) from capital share transactions	9,188,340	(51,986,099)

Net Increase (Decrease) in Net Assets	4,165,310	(52,318,867)

Net Assets:
Beginning of period	202,910,700	255,229,567

End of period	$207,076,010	$202,910,700

Undistributed (distributions in excess of) net investment income	$258,609	$1,827,430

The accompanying notes are an integral part of these financial statements.

90

Hartford Funds – International/Global Equity

Statements of Changes in Net Assets – (continued)

Hartford Global Capital Appreciation Fund		Hartford Global Equity Income Fund		Hartford International Capital Appreciation Fund		The Hartford International Growth Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014

$3,061,128	$6,112,462	$3,295,136	$1,989,252	$75,248	$219,011	$277,044	$676,664
42,700,300	249,253,448	(116,334)	16,005,035	138,927	2,796,311	2,365,154	14,980,522
46,316,576	(163,032,000)	11,159,166	(15,545,482)	1,843,382	(2,934,633)	10,321,761	(10,523,293)

92,078,004	92,333,910	14,337,968	2,448,805	2,057,557	80,689	12,963,959	5,133,893

(2,519,821)	—	(599,576)	(459,507)	(110,098)	(102,438)	(198,241)	(665,589)
—	—	(5,608)	—	—	(1,434)	—	—
—	—	(38,916)	—	(3,823)	(4,350)	—	—
(730,443)	—	(16,523)	(13,226)	(22,053)	(17,062)	(108,250)	(56,016)
(76,256)	—	(2,597)	(1,617)	(7,164)	(6,873)	—	(1,856)
(51,833)	—	(4,146)	(3,848)	(10,312)	(9,305)	(6,043)	(8,612)
(9,371)	—	(5,436)	(7,001)	(12,812)	(11,584)	(1,795)	(1,752)
(1,489,622)	(139,504)	(1,682,794)	(1,311,674)	(134,079)	(121,195)	(275,565)	(45,196)

(4,877,346)	(139,504)	(2,355,596)	(1,796,873)	(300,341)	(274,241)	(589,894)	(779,021)

(113,435,449)	(13,469,470)	(3,433,336)	(5,061,732)	(306,590)	—	—	—
(7,540,897)	(1,572,923)	(94,968)	(255,131)	(23,073)	—	—	—
(47,257,647)	(7,293,427)	(474,995)	(846,333)	(50,320)	—	—	—
(18,073,143)	(3,052,168)	(82,785)	(52,931)	(46,507)	—	—	—
(5,040,876)	(832,065)	(20,323)	(43,220)	(31,538)	—	—	—
(1,641,373)	(287,535)	(24,044)	(36,337)	(29,439)	—	—	—
(230,793)	(30,873)	(28,736)	(34,535)	(27,284)	—	—	—
(31,496,913)	(369,679)	(8,163,878)	(334,114)	(273,857)	—	—	—

(224,717,091)	(26,908,140)	(12,323,065)	(6,664,333)	(788,608)	—	—	—

(229,594,437)	(27,047,644)	(14,678,661)	(8,461,206)	(1,088,949)	(274,241)	(589,894)	(779,021)

82,617,709	354,134,510	28,731,638	225,884,748	5,116,701	4,098,611	70,682,102	66,378,857
—	224,754,075	—	—	—	—	—	—
221,568,919	25,725,052	14,476,560	8,158,232	1,086,823	273,736	583,377	766,845
(153,258,308)	(229,462,140)	(19,546,629)	(23,125,203)	(2,706,094)	(6,244,831)	(26,916,085)	(32,882,701)

150,928,320	375,151,497	23,661,569	210,917,777	3,497,430	(1,872,484)	44,349,394	34,263,001

13,411,887	440,437,763	23,320,876	204,905,376	4,466,038	(2,066,036)	56,723,459	38,617,873

1,432,286,437	991,848,674	283,760,869	78,855,493	29,699,284	31,765,320	162,312,841	123,694,968

$1,445,698,324	$1,432,286,437	$307,081,745	$283,760,869	$34,165,322	$29,699,284	$219,036,300	$162,312,841

$3,035,267	$4,851,485	$1,435,752	$496,212	$3,137	$228,230	$260,851	$573,701

The accompanying notes are an integral part of these financial statements.

91

Hartford Funds – International/Global Equity

Statements of Changes in Net Assets – (continued)

	The Hartford International Opportunities Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$5,430,395	$16,685,052
Net realized gain (loss) on investments and foreign currency transactions	3,084,812	157,601,100
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	85,380,540	(138,198,035)

Net Increase (Decrease) in Net Assets Resulting from Operations	93,895,747	36,088,117

Distributions to Shareholders:
From net investment income
Class A	(5,100,628)	(4,724,239)
Class B	(8,189)	(30,439)
Class C	(319,183)	(338,533)
Class I	(1,385,495)	(972,338)
Class R3	(381,545)	(327,072)
Class R4	(1,235,881)	(1,024,459)
Class R5	(1,202,064)	(1,108,226)
Class R6	(151)	—
Class Y	(8,623,569)	(11,427,608)

Total from net investment income	(18,256,705)	(19,952,914)

From net realized gain on investments
Class A	(51,155,959)	(12,861,098)
Class B	(782,407)	(303,338)
Class C	(6,707,324)	(1,602,409)
Class I	(10,765,665)	(2,078,813)
Class R3	(4,598,752)	(1,087,525)
Class R4	(11,507,792)	(2,675,344)
Class R5	(9,223,287)	(2,378,331)
Class R6	(1,071)	—
Class Y	(61,038,744)	(23,480,517)

Total from net realized gain on investments	(155,781,001)	(46,467,375)

Total distributions	(174,037,706)	(66,420,289)

Capital Share Transactions:
Sold	219,790,819	595,715,934
Issued on reinvestment of distributions	170,180,982	65,168,310
Redeemed	(158,295,043)	(659,647,344)

Net increase (decrease) from capital share transactions	231,676,758	1,236,900

Net Increase (Decrease) in Net Assets	151,534,799	(29,095,272)

Net Assets:
Beginning of period	1,439,489,399	1,468,584,671

End of period	$1,591,024,198	$1,439,489,399

Undistributed (distributions in excess of) net investment income	$4,257,722	$17,084,032

The accompanying notes are an integral part of these financial statements.

92

Hartford Funds – International/Global Equity

Statements of Changes in Net Assets – (continued)

The Hartford International Small Company Fund		The Hartford International Value Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014

$438,605	$2,046,175	$3,413,022	$3,040,111
(1,115,036)	50,885,510	8,175,411	9,438,476
24,234,252	(56,847,077)	70,069,583	(56,062,986)

23,557,821	(3,915,392)	81,658,016	(43,584,399)

(1,191,693)	(122,034)	(612,185)	—
(11,993)	—	—	—
(174,013)	—	(78,837)	—
(591,151)	(56,267)	(3,864,949)	—
(161,595)	(8,289)	(2,421)	—
(138,637)	(16,786)	(6,946)	—
(7,459)	(3,914)	(7,803)	—
—	—	—	—
(2,946,175)	(1,304,591)	(591,692)	—

(5,222,716)	(1,511,881)	(5,164,833)	—

(11,919,848)	—	—	—
(450,477)	—	—	—
(2,942,481)	—	—	—
(5,927,600)	—	—	—
(1,676,644)	—	—	—
(1,218,383)	—	—	—
(59,122)	—	—	—
—	—	—	—
(21,896,588)	—	—	—

(46,091,143)	—	—	—

(51,313,859)	(1,511,881)	(5,164,833)	—

91,853,595	149,312,236	527,031,809	894,044,011
48,585,966	1,497,442	3,774,301	—
(51,464,766)	(200,164,079)	(310,235,863)	(146,661,044)

88,974,795	(49,354,401)	220,570,247	747,382,967

61,218,757	(54,781,674)	297,063,430	703,798,568

259,306,680	314,088,354	735,433,722	31,635,154

$320,525,437	$259,306,680	$1,032,497,152	$735,433,722

$(2,705,754)	$2,078,357	$2,345,673	$4,097,484

The accompanying notes are an integral part of these financial statements.

93

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited)

April 30, 2015

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end management investment company comprised of forty-six series as of April 30, 2015. The financial statements for certain other series of the Company are presented in separate reports. The following series (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

Hartford Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”)

Hartford Global Capital Appreciation Fund (the “Global Capital Appreciation Fund”)

Hartford Global Equity Income Fund (the “Global Equity Income Fund”)

Hartford International Capital Appreciation Fund (the “International Capital Appreciation Fund”)

The Hartford International Growth Fund (the “International Growth Fund”)

The Hartford International Opportunities Fund (the “International Opportunities Fund”)

The Hartford International Small Company Fund (the “International Small Company Fund”)

The Hartford International Value Fund (the “International Value Fund”)

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The International Growth Fund’s portfolio managers are John A. Boselli (50%) and Jean-Marc Berteaux (50%). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, Financial Services – Investment Companies.

Each Fund offers Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares. In addition, each Fund, except for Emerging Markets Equity Fund and International Value Fund, offers Class B shares. Effective November 7, 2014, International Opportunities Fund began offering Class R6 shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

94

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of each Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that each Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which each Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of certain Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Funds.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include

95

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Company’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s subadviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, certain Funds will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which a Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities.

96

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Funds do not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – Each Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by each Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year except Hartford Global Equity Income Fund pays dividends from net investment income quarterly.

Income, dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Funds to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of April 30, 2015.

97

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

b)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by The Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2015.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – Each Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of April 30, 2015.

b)	Futures Contracts – Each Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, the Funds seek to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2015.

98

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

c)	Additional Derivative Instrument Information:

Emerging Markets Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$437,355	$—	$—	$437,355
Unrealized appreciation on foreign currency contracts	—	471	—	—	—	—	471

Total	$—	$471	$—	$437,355	$—	$—	$437,826

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3,093	$—	$—	$—	$—	$3,093

Total	$—	$3,093	$—	$—	$—	$—	$3,093

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(144,984)	$—	$—	$—	$—	$(144,984)

Total	$—	$(144,984)	$—	$—	$—	$—	$(144,984)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(5,068)	$—	$19,752	$—	$—	$14,684

Total	$—	$(5,068)	$—	$19,752	$—	$—	$14,684

Global Capital Appreciation Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$329,186	$—	$—	$—	$—	$329,186

Total	$—	$329,186	$—	$—	$—	$—	$329,186

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,096,604	$—	$—	$—	$—	$1,096,604

Total	$—	$1,096,604	$—	$—	$—	$—	$1,096,604

99

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$7,073,024	$—	$—	$—	$—	$7,073,024

Total	$—	$7,073,024	$—	$—	$—	$—	$7,073,024

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(3,257,117)	$—	$—	$—	$—	$(3,257,117)

Total	$—	$(3,257,117)	$—	$—	$—	$—	$(3,257,117)

Global Equity Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$442,520	$—	$—	$—	$—	$442,520

Total	$—	$442,520	$—	$—	$—	$—	$442,520

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$738,346	$—	$—	$—	$—	$738,346

Total	$—	$738,346	$—	$—	$—	$—	$738,346

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$1,395,372	$—	$—	$—	$—	$1,395,372

Total	$—	$1,395,372	$—	$—	$—	$—	$1,395,372

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(320,770)	$—	$—	$—	$—	$(320,770)

Total	$—	$(320,770)	$—	$—	$—	$—	$(320,770)

100

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

International Capital Appreciation Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$994	$—	$—	$—	$—	$994

Total	$—	$994	$—	$—	$—	$—	$994

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2,266	$—	$—	$—	$—	$2,266

Total	$—	$2,266	$—	$—	$—	$—	$2,266

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(3,873)	$—	$—	$—	$—	$(3,873)

Total	$—	$(3,873)	$—	$—	$—	$—	$(3,873)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(8,162)	$—	$—	$—	$—	$(8,162)

Total	$—	$(8,162)	$—	$—	$—	$—	$(8,162)

International Growth Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$9,536	$—	$—	$—	$—	$9,536

Total	$—	$9,536	$—	$—	$—	$—	$9,536

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$11,332	$—	$—	$—	$—	$11,332

Total	$—	$11,332	$—	$—	$—	$—	$11,332

101

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$10,667	$—	$—	$—	$—	$10,667

Total	$—	$10,667	$—	$—	$—	$—	$10,667

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$24,726	$—	$—	$—	$—	$24,726

Total	$—	$24,726	$—	$—	$—	$—	$24,726

International Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$24,846	$—	$—	$—	$—	$24,846

Total	$—	$24,846	$—	$—	$—	$—	$24,846

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$53,921	$—	$—	$—	$—	$53,921

Total	$—	$53,921	$—	$—	$—	$—	$53,921

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$305,992	$—	$—	$—	$—	$305,992

Total	$—	$305,992	$—	$—	$—	$—	$305,992

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(8,049)	$—	$—	$—	$—	$(8,049)

Total	$—	$(8,049)	$—	$—	$—	$—	$(8,049)

102

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

International Small Company Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$11,731	$—	$—	$—	$—	$11,731

Total	$—	$11,731	$—	$—	$—	$—	$11,731

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3,644	$—	$—	$—	$—	$3,644

Total	$—	$3,644	$—	$—	$—	$—	$3,644

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$126,697	$—	$—	$—	$—	$126,697

Total	$—	$126,697	$—	$—	$—	$—	$126,697

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(62,770)	$—	$—	$—	$—	$(62,770)

Total	$—	$(62,770)	$—	$—	$—	$—	$(62,770)

International Value Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$4,268	$—	$—	$—	$—	$4,268

Total	$—	$4,268	$—	$—	$—	$—	$4,268

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$9,377	$—	$—	$—	$—	$9,377
Unrealized depreciation on futures contracts(1)	—	—	—	41,598	—	—	41,598

Total	$—	$9,377	$—	$41,598	$—	$—	$50,975

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current days variation margin, if any, are reported within the Statements of Assets and Liabilities.

103

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$—	$—	$—	$2,273,926	$—	$—	$2,273,926
Net realized gain (loss) on foreign currency contracts	—	1,983,104	—	—	—	—	1,983,104

Total	$—	$1,983,104	$—	$2,273,926	$—	$—	$4,257,030

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$—	$—	$—	$(156,849)	$—	$—	$(156,849)
Net change in unrealized appreciation (depreciation) of foreign currency	—	(1,087,823)	—	—	—	—	(1,087,823)

Total	$—	$(1,087,823)	$—	$(156,849)	$—	$—	$(1,244,672)

d)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Funds’ custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of the Funds, or liabilities or payment obligations of the clearing brokers to the Funds, against any liabilities or payment obligations of the Funds to the clearing brokers. The Funds are required to deposit financial collateral (including cash collateral) at the Funds’ custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreements (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2015:

Emerging Markets Equity Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	471	(3,093)
Purchased options and swaptions	437,355	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	437,826	(3,093)
Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	437,826	(3,093)

Emerging Markets Equity Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Goldman Sachs & Co.	1	—	—	—	1
JP Morgan Chase & Co.	437,355	—	—	—	437,355
State Street Global Markets LLC	451	(204)	—	—	247
UBS AG	19	—	—	—	19

Total	437,826	(204)	—	—	437,622

104

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
HSBC Bank USA	(2,889)	—	—	—	(2,889)
State Street Global Markets LLC	(204)	204	—	—	—

Total	(3,093)	204	—	—	(2,889)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Global Capital Appreciation Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	329,186	(1,096,604)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	329,186	(1,096,604)
Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	329,186	(1,096,604)

Global Capital Appreciation Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Barclays	4,338	(4,338)	—	—	—
Commonwealth Bank of Australia	644	—	—	—	644
Deutsche Bank Securities, Inc.	18,115	(18,115)	—	—	—
Goldman Sachs & Co.	11	(11)	—	—	—
HSBC Bank USA	2,357	(2,357)	—	—	—
Morgan Stanley	2,508	(2,391)	—	—	117
National Australia Bank Limited	263,650	(263,650)	—	—	—
RBS Greenwich Capital	21,734	(21,734)	—	—	—
Toronto-Dominion Bank	45	—	—	—	45
UBS AG	13,710	(4)	—	—	13,706
Westpac International	2,074	(2,074)	—	—	—

Total	329,186	(314,674)	—	—	14,512

105

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Barclays	(25,575)	4,338	—	—	(21,237)
Citibank NA	(1,831)	—	—	—	(1,831)
Deutsche Bank Securities, Inc.	(170,880)	18,115	—	—	(152,765)
Goldman Sachs & Co.	(8,762)	11	—	—	(8,751)
HSBC Bank USA	(23,854)	2,357	—	—	(21,497)
JP Morgan Chase & Co.	(162,015)	—	—	—	(162,015)
Morgan Stanley	(2,391)	2,391	—	—	—
National Australia Bank Limited	(327,569)	263,650	—	—	(63,919)
RBS Greenwich Capital	(370,506)	21,734	—	—	(348,772)
UBS AG	(4)	4	—	—	—
Westpac International	(3,217)	2,074	—	—	(1,143)

Total	(1,096,604)	314,674	—	—	(781,930)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Global Equity Income Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	442,520	(738,346)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	442,520	(738,346)
Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	442,520	(738,346)

Global Equity Income Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
National Australia Bank Limited	442,520	(359,376)	—	—	83,144

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Morgan Stanley	(877)	—	—	—	(877)
National Australia Bank Limited	(359,376)	359,376	—	—	—
RBS Greenwich Capital	(378,093)	—	—	—	(378,093)

Total	(738,346)	359,376	—	—	(378,970)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

106

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

International Capital Appreciation Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	994	(2,266)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	994	(2,266)
Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	994	(2,266)

International Capital Appreciation Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Deutsche Bank Securities, Inc.	80	(27)	—	—	53
Morgan Stanley	682	(682)	—	—	—
State Street Global Markets LLC	208	(208)	—	—	—
Toronto-Dominion Bank	21	—	—	—	21
UBS AG	2	(2)	—	—	—
Westpac International	1	—	—	—	1

Total	994	(919)	—	—	75

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Commonwealth Bank of Australia	(120)	—	—	—	(120)
Deutsche Bank Securities, Inc.	(27)	27	—	—	—
Morgan Stanley	(1,409)	682	—	—	(727)
State Street Global Markets LLC	(701)	208	—	—	(493)
UBS AG	(9)	2	—	—	(7)

Total	(2,266)	919	—	—	(1,347)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

International Growth Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	9,536	(11,332)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,536	(11,332)
Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	9,536	(11,332)

107

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

International Growth Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Credit Suisse First Boston Corp.	1,891	—	—	—	1,891
Deutsche Bank Securities, Inc.	1,383	—	—	—	1,383
State Street Global Markets LLC	974	(974)	—	—	—
Toronto-Dominion Bank	162	—	—	—	162
Westpac International	5,126	—	—	—	5,126

Total	9,536	(974)	—	—	8,562

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Commonwealth Bank of Australia	(1,121)	—	—	—	(1,121)
State Street Global Markets LLC	(10,211)	974	—	—	(9,237)

Total	(11,332)	974	—	—	(10,358)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

International Opportunities Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	24,846	(53,921)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	24,846	(53,921)
Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	24,846	(53,921)

International Opportunities Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Deutsche Bank Securities, Inc.	15,273	—	—	—	15,273
HSBC Bank USA	3,824	—	—	—	3,824
Morgan Stanley	732	(732)	—	—	—
Westpac International	5,017	—	—	—	5,017

Total	24,846	(732)	—	—	24,114

108

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Goldman Sachs & Co.	(16)	—	—	—	(16)
Morgan Stanley	(48,690)	732	—	—	(47,958)
Toronto-Dominion Bank	(5,215)	—	—	—	(5,215)

Total	(53,921)	732	—	—	(53,189)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

International Small Company Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	11,731	(3,644)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	11,731	(3,644)
Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	11,731	(3,644)

International Small Company Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Deutsche Bank Securities, Inc.	2,275	(2,275)	—	—	—
Morgan Stanley	2,844	—	—	—	2,844
Toronto-Dominion Bank	292	—	—	—	292
UBS AG	273	—	—	—	273
Westpac International	6,047	—	—	—	6,047

Total	11,731	(2,275)	—	—	9,456

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Deutsche Bank Securities, Inc.	(2,452)	2,275	—	—	(177)
HSBC Bank USA	(1,192)	—	—	—	(1,192)

Total	(3,644)	2,275	—	—	(1,369)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

109

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

International Value Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	4,268	(9,377)
Futures contracts	—	(41,598)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,268	(50,975)
Derivatives not subject to a MNA	—	41,598

Total gross amount of assets and liabilities subject to MNA or similar agreements	4,268	(9,377)

International Value Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Deutsche Bank Securities, Inc.	532	(532)	—	—	—
Morgan Stanley	2,003	(2,003)	—	—	—
Westpac International	1,733	—	—	—	1,733

Total	4,268	(2,535)	—	—	1,733

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Deutsche Bank Securities, Inc.	(4,979)	532	—	—	(4,447)
Morgan Stanley	(4,398)	2,003	—	—	(2,395)

Total	(9,377)	2,535	—	—	(6,842)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

Certain Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Each Fund’s investments expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage

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backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2014 and October 31, 2013 are as follows (as adjusted for dividends payable, if applicable):

Fund	Ordinary Income For the Year Ended October 31, 2014	Long-Term Capital Gains(1) For the Year Ended October 31, 2014	Ordinary Income For the Year Ended October 31, 2013	Long-Term Capital Gains(1) For the Year Ended October 31, 2013	Prior Year - Tax return of capital For the Year Ended October 31, 2013
Emerging Markets Equity Fund	$2,737,522	$1,757,367	$1,819,991	$—	$—
Global Capital Appreciation Fund	$139,504	$26,908,140	$2,097,580	$222,433	$—
Global Equity Income Fund	$3,214,632	$5,246,574	$1,597,001	$—	$—
International Capital Appreciation Fund	$274,241	$—	$477,000	$—	$—
International Growth Fund	$779,020	$—	$854,997	$—	$—
International Opportunities Fund	$31,415,500	$35,004,788	$13,048,212	$—	$—
International Small Company Fund	$1,511,881	$—	$4,745,000	$—	$—
International Value Fund	$—	$—	$2,834,843	$—	$305,157

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

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April 30, 2015

As of October 31, 2014, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Unrealized Appreciation (Depreciation) on Other Financial Instruments and Foreign Currency Transactions	Total Accumulated Earnings (Deficit)
Emerging Markets Equity Fund	$8,227,029	$8,118,925	$—	$11,463,303	$—	$27,809,257
Global Capital Appreciation Fund	$83,107,332	$146,487,439	$—	$13,426,595	$—	$243,021,366
Global Equity Income Fund	$3,988,060	$8,833,250	$(7,249,664)	$(3,445,573)	$—	$2,126,073
International Capital Appreciation Fund	$298,333	$786,146	$—	$926,926	$—	$2,011,405
International Growth Fund	$590,100	$—	$(240,737,515)	$11,321,916	$—	$(228,825,499)
International Opportunities Fund	$53,997,709	$119,788,294	$—	$45,623,310	$—	$219,409,313
International Small Company Fund	$11,202,685	$40,062,447	$—	$(9,861,049)	$—	$41,404,083
International Value Fund	$5,164,818	$—	$(2,490,856)	$(56,186,874)	$—	$(53,512,912)

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Equity Fund	(453,365)	453,365
Global Capital Appreciation Fund	(992,277)	992,277
Global Equity Income Fund	113,634	(113,634)
International Capital Appreciation Fund	98,577	(98,577)
International Growth Fund	(80,062)	80,062
International Opportunities Fund	3,449,596	(3,449,596)
International Small Company Fund	1,256,299	(1,256,299)
International Value Fund	1,227,026	(1,227,026)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

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April 30, 2015

At October 31, 2014 (tax year end), the pre-enactment capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration					Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2015	2016	2017	2018	2019
Emerging Markets Equity Fund	$—	$—	$—	$—	$—	$—	$—
Global Capital Appreciation Fund	$—	$—	$—	$—	$—	$—	$—
Global Equity Income Fund	$887,136	$3,459,659	$169,331	$2,733,538	$—	$—	$—
International Capital Appreciation Fund	$—	$—	$—	$—	$—	$—	$—
International Growth Fund	$—	$130,192,219	$110,545,296	$—	$—	$—	$—
International Opportunities Fund	$—	$—	$—	$—	$—	$—	$—
International Small Company Fund	$—	$—	$—	$—	$—	$—	$—
International Value Fund	$—	$—	$—	$—	$2,490,856	$—	$—

The Emerging Markets Equity Fund, Global Capital Appreciation Fund, International Capital Appreciation Fund, International Opportunities Fund and International Small Company Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

As a result of mergers in the Hartford Global Equity Income Fund certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2014, the Global Capital Appreciation Fund, Global Equity Income Fund, International Capital Appreciation Fund, International Growth Fund, International Small Company Fund and International Value Fund utilized prior year capital loss rollforwards of $27,381,225, $2,627,312, $1,830,723, $15,343,888, $2,971,977 and $6,178,176, respectively.

During the year ended October 31, 2014, the International Value Fund utilized $3,950,806 of Post-Regulated Investment Company Modernization capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – Under provisions set forth by U.S. GAAP, the Adviser reviews each Fund’s tax positions for all open tax years. As of October 31, 2014, the Adviser had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax benefits relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with each Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Management Fee Rates
Emerging Markets Equity Fund	1.2000% on first $250 million and;
1.1500% on next $250 million and;
1.1000% on next $500 million and;
1.0750% on next $4 billion and;
1.0725% on next $5 billion and;
1.0700% over $10 billion

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April 30, 2015

Management Fee Rates
Global Capital Appreciation Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6800% on next $5 billion and;
0.6750% over $10 billion

Global Equity Income Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6900% on next $4 billion and;
0.6850% on next $5 billion and;
0.6700% over $10 billion

International Capital Appreciation Fund	0.9000% on first $500 million and;
0.8500% on next $4.5 billion and;
0.8475% on next $5 billion and;
0.8450% over $10 billion

International Growth Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

International Opportunities Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6350% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6250% over $10 billion

International Small Company Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

International Value Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Accounting Services Fee Rates
Emerging Markets Equity Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Global Capital Appreciation Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

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April 30, 2015

Accounting Services Fee Rates
Global Equity Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

International Capital Appreciation Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

International Growth Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

International Opportunities Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

International Small Company Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

International Value Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2015, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 29, 2016 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Equity Fund	1.75%	NA	2.50%	1.50%	1.95%	1.65%	1.35%	NA	1.30%
Global Capital Appreciation Fund	1.25%	2.00%	2.00%	1.00%	1.35%	1.05%	0.95%	NA	0.90%
Global Equity Income Fund	1.25%	2.00%	2.00%	1.00%	1.45%	1.15%	0.85%	NA	0.80%
International Capital Appreciation Fund	1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	NA	1.00%
International Growth Fund	1.55%	2.30%	2.30%	1.30%	1.60%	1.30%	1.00%	NA	0.95%
International Opportunities Fund	1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%	0.85%
International Small Company Fund	1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%
International Value Fund	1.40%	NA	2.15%	1.15%	1.60%	1.30%	1.00%	NA	0.95%

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the period ended April 30, 2015, these amounts, if any, are included in the Statements of Operations.

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April 30, 2015

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Equity Fund	1.75%	—	2.49%	1.34%	1.95%	1.65%	1.35%	—	1.30%
Global Capital Appreciation Fund	1.25%	2.00%	1.94%	0.94%	1.35%	1.05%	0.93%	—	0.82%
Global Equity Income Fund	1.25%	2.00%	2.00%	0.96%	1.45%	1.15%	0.85%	—	0.80%
International Capital Appreciation Fund	1.45%	2.17%	2.20%	1.12%	1.65%	1.35%	1.05%	—	1.00%
International Growth Fund	1.49%	2.25%	2.20%	1.09%	1.60%	1.30%	1.00%	—	0.95%
International Opportunities Fund	1.19%	2.03%	1.91%	0.85%	1.44%	1.14%	0.84%	0.73%	0.74%
International Small Company Fund	1.49%	2.28%	2.20%	1.15%	1.65%	1.35%	1.05%	—	0.99%
International Value Fund	1.33%	—	2.00%	0.98%	1.60%	1.30%	0.99%	—	0.89%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2015, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Equity Fund	$16,698	$—	*
Global Capital Appreciation Fund	632,988	8,808
Global Equity Income Fund	463,104	380
International Capital Appreciation Fund	21,139	564
International Growth Fund	305,243	1,442
International Opportunities Fund	1,356,628	5,643
International Small Company Fund	56,993	3,708
International Value Fund	239,408	25,795

*	Total CDSC includes Underwriter adjustment credits which may cause negative dollar amounts.

Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of each Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as each Company’s Board of Directors may determine.

f)

Other Related Party Transactions – Certain officers of each Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period April 30, 2015, a portion of each Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined

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April 30, 2015

before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2015, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class:

	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Equity Fund	—	—	45%	57%	97%	100%	100%	—	—
Global Capital Appreciation Fund	—	—	—	—	—	1%	34%	—	—	*
Global Equity Income Fund	—	—	—	—	73%	77%	76%	—	—
International Capital Appreciation Fund	9%	67%	—	44%	83%	91%	100%	—	100%
International Growth Fund	—	—	—	—	—	—	4%	—	—
International Opportunities Fund	—	—	—	—	—	—	—	100%	—
International Value Fund	—	—	—	—	61%	34%	69%	—	—	*

Percentage of Fund:

	Class A	Class B	Class C	Class I	Class R3		Class R4		Class R5		Class R6		Class Y
Emerging Markets Equity Fund	—	—	1%	1%	1%		1%		1%		—		—
Global Capital Appreciation Fund	—	—	—	—	—		—	*	—	*	—		—	*
Global Equity Income Fund	—	—	—	—	—	*	—	*	—	*	—		—
International Capital Appreciation Fund	3%	2%	—	3%	3%		3%		3%		—		34%
International Growth Fund	—	—	—	—	—		—		—	*	—		—
International Opportunities Fund	—	—	—	—	—		—		—		—	*	—
International Value Fund	—	—	—	—	—	*	—	*	—	*	—		—	*

*	Percentage rounds to zero.

As of April 30, 2015, the Funds shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Funds as follows:

Class Y
Emerging Markets Equity Fund	65%
Global Capital Appreciation Fund	14%
Global Equity Income Fund	61%
International Growth Fund	12%
International Opportunities Fund	3%
International Small Company Fund	11%
International Value Fund	2%

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April 30, 2015

9.	Investment Transactions:

For the six-month period ended April 30, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Emerging Markets Equity Fund	$111,756,033	$118,456,905
Global Capital Appreciation Fund	$650,071,231	$704,917,637
Global Equity Income Fund	$32,805,995	$27,283,590
International Capital Appreciation Fund	$15,493,600	$13,159,655
International Growth Fund	$103,731,723	$66,656,631
International Opportunities Fund	$673,163,968	$626,325,670
International Small Company Fund	$99,938,820	$59,573,064
International Value Fund	$337,378,731	$142,408,765

	Cost of Purchases Including U.S. Government Obligations	Sales Proceeds Including U.S. Government Obligations
Emerging Markets Equity Fund	$—	$—
Global Capital Appreciation Fund	$—	$—
Global Equity Income Fund	$—	$—
International Capital Appreciation Fund	$—	$—
International Growth Fund	$—	$—
International Opportunities Fund	$—	$—
International Small Company Fund	$—	$—
International Value Fund	$—	$—

	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Equity Fund	$111,756,033	$118,456,905
Global Capital Appreciation Fund	$650,071,231	$704,917,637
Global Equity Income Fund	$32,805,995	$27,283,590
International Capital Appreciation Fund	$15,493,600	$13,159,655
International Growth Fund	$103,731,723	$66,656,631
International Opportunities Fund	$673,163,968	$626,325,670
International Small Company Fund	$99,938,820	$59,573,064
International Value Fund	$337,378,731	$142,408,765

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2015, and the year ended October 31, 2014:

Emerging Markets Equity Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	191,128	$1,563,974	886,519	$8,176,809
Shares Issued for Reinvested Dividends	104,636	817,519	13,912	122,508
Shares Redeemed	(201,794)	(1,645,416)	(577,971)	(5,102,766)

Net Increase (Decrease)	93,970	736,077	322,460	3,196,551

118

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	21,269	$174,766	83,030	$743,779
Shares Issued for Reinvested Dividends	24,474	186,978	2,926	25,047
Shares Redeemed	(30,348)	(246,024)	(93,688)	(777,986)

Net Increase (Decrease)	15,395	115,720	(7,732)	(9,160)

Class I
Shares Sold	48,265	$406,536	157,964	$1,413,109
Shares Issued for Reinvested Dividends	32,109	250,814	4,711	41,463
Shares Redeemed	(24,110)	(195,979)	(77,859)	(686,994)

Net Increase (Decrease)	56,264	461,371	84,816	767,578

Class R3
Shares Sold	120	$967	1,179	$11,161
Shares Issued for Reinvested Dividends	18,360	142,150	2,536	22,097
Shares Redeemed	(5,199)	(40,732)	(1,174)	(10,095)

Net Increase (Decrease)	13,281	102,385	2,541	23,163

Class R4
Shares Sold	62	$520	111	$1,000
Shares Issued for Reinvested Dividends	18,150	141,274	2,992	26,237

Net Increase (Decrease)	18,212	141,794	3,103	27,237

Class R5
Shares Sold	—	$—	5	$50
Shares Issued for Reinvested Dividends	18,919	147,780	3,591	31,616
Shares Redeemed	—	—	(5)	(49)

Net Increase (Decrease)	18,919	147,780	3,591	31,617

Class Y
Shares Sold	1,681,654	$13,731,713	4,315,564	$38,495,517
Shares Issued for Reinvested Dividends	1,901,797	14,836,456	480,754	4,225,495
Shares Redeemed	(2,534,537)	(21,084,956)	(10,770,311)	(98,744,097)

Net Increase (Decrease)	1,048,914	7,483,213	(5,973,993)	(56,023,085)

Total Net Increase (Decrease)	1,264,955	$9,188,340	(5,565,214)	$(51,986,099)

Global Capital Appreciation Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,102,618	$37,228,261	3,570,276	$69,704,386
Issued in Merger	—	—	10,036,979	197,410,305
Shares Issued for Reinvested Dividends	6,902,770	113,948,606	704,849	13,202,897
Shares Redeemed	(3,745,660)	(67,162,317)	(4,725,825)	(93,733,804)
Shares converted (from) Class B into Class A	166,243	2,943,082	179,236	3,556,275

Net Increase (Decrease)	5,425,971	86,957,632	9,765,515	190,140,059

119

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class B
Shares Sold	30,529	$465,795	28,685	$2,911,478
Issued in Merger	—	—	243,910	4,471,267
Shares Issued for Reinvested Dividends	471,587	7,106,814	83,570	1,461,833
Shares Redeemed	(698,014)	(11,284,861)	(903,687)	(16,425,976)
Shares converted (from) Class B into Class A	(181,469)	(2,943,082)	(179,236)	(3,556,275)

Net Increase (Decrease)	(377,367)	(6,655,334)	(726,758)	(11,137,673)

Class C
Shares Sold	790,958	$12,748,460	989,249	$20,944,897
Issued in Merger	—	—	1,197,663	22,099,514
Shares Issued for Reinvested Dividends	2,877,159	43,704,053	378,688	6,666,767
Shares Redeemed	(1,377,449)	(22,466,937)	(2,050,318)	(38,035,735)

Net Increase (Decrease)	2,290,668	33,985,576	515,282	11,675,443

Class I
Shares Sold	975,214	$18,208,356	1,995,124	$40,296,229
Shares Issued for Reinvested Dividends	994,179	16,903,606	144,252	2,760,013
Shares Redeemed	(1,381,247)	(25,185,731)	(2,519,570)	(50,376,203)

Net Increase (Decrease)	588,146	9,926,231	(380,195)	(7,319,961)

Class R3
Shares Sold	155,163	$2,712,874	242,039	$4,695,140
Issued in Merger	—	—	7,396	148,751
Shares Issued for Reinvested Dividends	313,245	5,091,973	44,312	820,429
Shares Redeemed	(210,894)	(3,706,132)	(340,838)	(6,660,875)

Net Increase (Decrease)	257,514	4,098,715	(47,091)	(996,553)

Class R4
Shares Sold	193,711	$3,503,989	115,013	$2,274,852
Issued in Merger	—	—	12,852	249,784
Shares Issued for Reinvested Dividends	94,753	1,587,167	14,428	273,057
Shares Redeemed	(104,431)	(1,827,000)	(204,517)	(4,118,686)

Net Increase (Decrease)	184,033	3,264,156	(62,224)	(1,320,994)

Class R5
Shares Sold	8,309	$148,724	11,231	$227,860
Issued in Merger	—	—	8,812	175,238
Shares Issued for Reinvested Dividends	14,059	240,165	1,606	30,873
Shares Redeemed	(72,330)	(1,305,556)	(10,999)	(220,671)

Net Increase (Decrease)	(49,962)	(916,667)	10,650	213,299

Class Y
Shares Sold	412,632	$7,601,250	10,291,128	$213,079,668
Issued in Merger	—	—	9,862	199,216
Shares Issued for Reinvested Dividends	1,909,632	32,986,535	25,436	509,183
Shares Redeemed	(1,101,001)	(20,319,774)	(956,252)	(19,890,190)

Net Increase (Decrease)	1,221,263	20,268,011	9,370,173	193,897,877

Total Net Increase (Decrease)	9,540,266	$150,928,320	18,445,353	$375,151,497

120

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

Global Equity Income Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,010,161	$23,033,670	1,927,604	$22,679,759
Shares Issued for Reinvested Dividends	355,258	3,921,537	486,191	5,332,829
Shares Redeemed	(458,514)	(5,253,454)	(933,894)	(10,875,179)
Shares converted (from) Class B into Class A	12,196	140,621	27,824	324,826

Net Increase (Decrease)	1,919,101	21,842,374	1,507,725	17,462,235

Class B
Shares Sold	7,090	$79,482	10,459	$119,493
Shares Issued for Reinvested Dividends	8,924	96,113	21,450	229,510
Shares Redeemed	(32,535)	(363,528)	(72,100)	(814,788)
Shares converted (from) Class B into Class A	(12,462)	(140,621)	(27,824)	(324,826)

Net Increase (Decrease)	(28,983)	(328,554)	(68,015)	(790,611)

Class C
Shares Sold	194,875	$2,187,813	145,307	$1,671,698
Shares Issued for Reinvested Dividends	43,389	466,796	72,618	775,556
Shares Redeemed	(85,507)	(946,928)	(170,854)	(1,950,584)

Net Increase (Decrease)	152,757	1,707,681	47,071	496,670

Class I
Shares Sold	101,842	$1,181,197	98,870	$1,158,921
Shares Issued for Reinvested Dividends	5,439	60,158	4,332	47,990
Shares Redeemed	(29,175)	(326,749)	(73,518)	(868,264)

Net Increase (Decrease)	78,106	914,606	29,684	338,647

Class R3
Shares Sold	552	$6,913	1,653	$19,629
Shares Issued for Reinvested Dividends	2,084	22,921	4,117	44,838
Shares Redeemed	(3,805)	(41,954)	(9,326)	(101,193)

Net Increase (Decrease)	(1,169)	(12,120)	(3,556)	(36,726)

Class R4
Shares Sold	4,783	$55,841	5,600	$65,916
Shares Issued for Reinvested Dividends	2,552	28,191	3,658	40,186
Shares Redeemed	(282)	(3,250)	(2,423)	(27,934)

Net Increase (Decrease)	7,053	80,782	6,835	78,168

Class R5
Shares Sold	1,037	$11,894	19,971	$234,644
Shares Issued for Reinvested Dividends	3,088	34,172	3,753	41,535
Shares Redeemed	(8,173)	(90,723)	(2,305)	(27,161)

Net Increase (Decrease)	(4,048)	(44,657)	21,419	249,018

Class Y
Shares Sold	195,652	$2,174,828	16,613,925	$199,934,688
Shares Issued for Reinvested Dividends	890,203	9,846,672	142,403	1,645,788
Shares Redeemed	(1,096,747)	(12,520,043)	(700,402)	(8,460,100)

Net Increase (Decrease)	(10,892)	(498,543)	16,055,926	193,120,376

Total Net Increase (Decrease)	2,111,925	$23,661,569	17,597,089	$210,917,777

121

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

International Capital Appreciation Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	349,549	$3,373,328	251,391	$2,531,258
Shares Issued for Reinvested Dividends	44,818	414,564	10,072	101,933
Shares Redeemed	(221,247)	(2,129,911)	(420,964)	(4,088,812)
Shares converted (from) Class B into Class A	690	6,553	3,911	39,264

Net Increase (Decrease)	173,810	1,664,534	(155,590)	(1,416,357)

Class B
Shares Sold	239	$2,423	2,689	$27,056
Shares Issued for Reinvested Dividends	2,519	23,073	142	1,434
Shares Redeemed	(2,885)	(27,733)	(49,358)	(474,385)
Shares converted (from) Class B into Class A	(693)	(6,553)	(3,911)	(39,264)

Net Increase (Decrease)	(820)	(8,790)	(50,438)	(485,159)

Class C
Shares Sold	96,764	$921,720	69,184	$698,058
Shares Issued for Reinvested Dividends	5,928	54,143	432	4,350
Shares Redeemed	(32,763)	(314,185)	(130,947)	(1,260,854)

Net Increase (Decrease)	69,929	661,678	(61,331)	(558,446)

Class I
Shares Sold	83,885	$788,839	72,926	$754,454
Shares Issued for Reinvested Dividends	7,369	68,560	1,681	17,062
Shares Redeemed	(19,742)	(193,301)	(37,861)	(376,776)

Net Increase (Decrease)	71,512	664,098	36,746	394,740

Class R3
Shares Sold	1,026	$9,743	6,186	$61,671
Shares Issued for Reinvested Dividends	4,185	38,702	678	6,873
Shares Redeemed	(2,922)	(28,641)	(3,666)	(36,589)

Net Increase (Decrease)	2,289	19,804	3,198	31,955

Class R4
Shares Sold	2,106	$20,648	2,623	$26,114
Shares Issued for Reinvested Dividends	4,283	39,750	918	9,305
Shares Redeemed	(1,358)	(12,323)	(730)	(7,415)

Net Increase (Decrease)	5,031	48,075	2,811	28,004

Class R5
Shares Issued for Reinvested Dividends	4,310	40,096	1,141	11,584

Net Increase (Decrease)	4,310	40,096	1,141	11,584

Class Y
Shares Issued for Reinvested Dividends	43,848	407,935	11,940	121,195

Net Increase	43,848	407,935	11,940	121,195

Total Net Increase (Decrease)	369,909	$3,497,430	(211,523)	$(1,872,484)

122

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

International Growth Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,476,649	$18,845,228	1,172,705	$14,732,434
Shares Issued for Reinvested Dividends	15,947	195,671	52,769	658,030
Shares Redeemed	(614,505)	(7,733,800)	(1,184,960)	(14,884,043)
Shares converted (from) Class B into Class A	31,750	402,107	53,551	671,751

Net Increase (Decrease)	909,841	11,709,206	94,065	1,178,172

Class B
Shares Sold	1,015	$12,004	5,979	$70,188
Shares Redeemed	(73,159)	(861,472)	(182,822)	(2,087,522)
Shares converted (from) Class B into Class A	(34,264)	(402,107)	(53,551)	(671,751)

Net Increase (Decrease)	(106,408)	(1,251,575)	(230,394)	(2,689,085)

Class C
Shares Sold	526,566	$6,185,033	111,939	$1,301,701
Shares Redeemed	(249,051)	(2,893,500)	(174,262)	(2,024,341)

Net Increase (Decrease)	277,515	3,291,533	(62,323)	(722,640)

Class I
Shares Sold	2,924,212	$36,946,679	170,436	$2,144,571
Shares Issued for Reinvested Dividends	8,645	105,216	4,152	51,398
Shares Redeemed	(724,233)	(8,884,364)	(95,871)	(1,184,052)

Net Increase (Decrease)	2,208,624	28,167,531	78,717	1,011,917

Class R3
Shares Sold	40,282	$523,476	9,225	$116,520
Shares Issued for Reinvested Dividends	—	—	147	1,856
Shares Redeemed	(16,355)	(212,539)	(13,017)	(166,297)

Net Increase (Decrease)	23,927	310,937	(3,645)	(47,921)

Class R4
Shares Sold	74,482	$930,912	30,385	$375,860
Shares Issued for Reinvested Dividends	407	5,130	672	8,612
Shares Redeemed	(12,781)	(167,415)	(3,697)	(47,835)

Net Increase (Decrease)	62,108	768,627	27,360	336,637

Class R5
Shares Sold	287,239	$3,656,074	1,878	$24,933
Shares Issued for Reinvested Dividends	141	1,795	136	1,752
Shares Redeemed	(23,486)	(313,033)	(104)	(1,382)

Net Increase (Decrease)	263,894	3,344,836	1,910	25,303

Class Y
Shares Sold	275,972	$3,582,696	3,600,209	$47,612,649
Shares Issued for Reinvested Dividends	21,699	275,565	3,504	45,196
Shares Redeemed	(443,433)	(5,849,962)	(932,376)	(12,487,227)

Net Increase ( Decrease)	(145,762)	(1,991,701)	2,671,337	35,170,618

Total Net Increase (Decrease)	3,493,739	$44,349,394	2,577,027	$34,263,001

123

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

International Opportunities Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,139,756	$79,069,950	8,017,143	$138,134,182
Shares Issued for Reinvested Dividends	3,820,202	55,886,076	1,032,509	17,464,397
Shares Redeemed	(2,865,934)	(44,404,943)	(4,242,998)	(73,019,693)
Shares converted (from) Class B into Class A	26,042	402,672	44,657	766,664

Net Increase (Decrease)	6,120,066	90,953,755	4,851,311	83,345,550

Class B
Shares Sold	5,503	$75,818	37,461	$593,541
Shares Issued for Reinvested Dividends	57,739	763,386	20,976	322,985
Shares Redeemed	(76,363)	(1,078,987)	(132,668)	(2,036,679)
Shares converted (from) Class B into Class A	(28,598)	(402,672)	(44,657)	(766,664)

Net Increase (Decrease)	(41,719)	(642,455)	(118,888)	(1,886,817)

Class C
Shares Sold	648,498	$8,838,494	1,292,888	$20,056,773
Shares Issued for Reinvested Dividends	509,830	6,583,049	121,012	1,835,533
Shares Redeemed	(573,249)	(7,752,103)	(548,150)	(8,447,191)

Net Increase (Decrease)	585,079	7,669,440	865,750	13,445,115

Class I
Shares Sold	1,203,312	$18,498,093	3,820,916	$65,455,969
Shares Issued for Reinvested Dividends	755,139	11,018,986	152,995	2,583,901
Shares Redeemed	(1,741,511)	(26,562,007)	(1,615,858)	(27,445,038)

Net Increase (Decrease)	216,940	2,955,072	2,358,053	40,594,832

Class R3
Shares Sold	821,881	$12,889,333	810,563	$14,207,765
Shares Issued for Reinvested Dividends	303,402	4,505,754	74,350	1,273,738
Shares Redeemed	(435,322)	(6,816,530)	(409,843)	(7,131,316)

Net Increase (Decrease)	689,961	10,578,557	475,070	8,350,187

Class R4
Shares Sold	1,505,187	$23,886,564	2,057,397	$36,384,799
Shares Issued for Reinvested Dividends	758,042	11,444,954	189,368	3,293,469
Shares Redeemed	(877,935)	(13,960,898)	(1,030,344)	(18,213,214)

Net Increase (Decrease)	1,385,294	21,370,620	1,216,421	21,465,054

Class R5
Shares Sold	893,360	$14,502,040	1,435,221	$25,666,785
Shares Issued for Reinvested Dividends	684,313	10,424,195	198,719	3,486,363
Shares Redeemed	(571,188)	(9,056,378)	(633,765)	(11,261,980)

Net Increase (Decrease)	1,006,485	15,869,857	1,000,175	17,891,168

Class R6(1)
Shares Sold	574	$10,000	—	$—
Shares Issued for Reinvested Dividends	80	1,222	—	—

Net Increase (Decrease)	654	11,222	—	—

124

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	3,843,022	$62,020,527	16,553,553	$295,216,120
Shares Issued for Reinvested Dividends	4,542,617	69,553,360	1,980,444	34,907,924
Shares Redeemed	(3,042,466)	(48,663,197)	(28,109,568)	(512,092,233)

Net Increase (Decrease)	5,343,173	82,910,690	(9,575,571)	(181,968,189)

Total Net Increase (Decrease)	15,305,933	$231,676,758	1,072,321	$1,236,900

(1)	Commenced operations on November 7, 2014.

International Small Company Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	622,413	$8,735,770	1,880,134	$33,805,958
Shares Issued for Reinvested Dividends	932,249	12,467,541	6,526	118,513
Shares Redeemed	(757,991)	(10,940,558)	(1,492,843)	(27,003,455)
Shares converted (from) Class B into Class A	28,809	409,871	45,424	809,418

Net Increase (Decrease)	825,480	10,672,624	439,241	7,730,434

Class B
Shares Sold	987	$12,559	5,751	$98,074
Shares Issued for Reinvested Dividends	36,669	455,872	—	—
Shares Redeemed	(37,315)	(502,373)	(73,273)	(1,195,391)
Shares converted (from) Class B into Class A	(30,727)	(409,871)	(45,424)	(809,418)

Net Increase (Decrease)	(30,386)	(443,813)	(112,946)	(1,906,735)

Class C
Shares Sold	131,165	$1,662,522	513,354	$8,539,098
Shares Issued for Reinvested Dividends	208,701	2,537,923	—	—
Shares Redeemed	(251,110)	(3,442,244)	(173,937)	(2,849,606)

Net Increase (Decrease)	88,756	758,201	339,417	5,689,492

Class I
Shares Sold	2,220,404	$30,865,879	3,241,532	$57,930,681
Shares Issued for Reinvested Dividends	407,523	5,419,937	2,572	46,339
Shares Redeemed	(1,394,161)	(20,165,550)	(1,325,798)	(22,899,623)

Net Increase (Decrease)	1,233,766	16,120,266	1,918,306	35,077,397

Class R3
Shares Sold	96,161	$1,358,278	256,489	$4,641,746
Shares Issued for Reinvested Dividends	132,257	1,780,798	438	8,002
Shares Redeemed	(80,138)	(1,130,211)	(118,573)	(2,124,536)

Net Increase (Decrease)	148,280	2,008,865	138,354	2,525,212

Class R4
Shares Sold	93,462	$1,343,453	255,009	$4,657,008
Shares Issued for Reinvested Dividends	74,932	1,014,551	878	16,083
Shares Redeemed	(51,047)	(727,984)	(66,518)	(1,191,601)

Net Increase (Decrease)	117,347	1,630,020	189,369	3,481,490

125

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	8,622	$128,323	17,008	$308,748
Shares Issued for Reinvested Dividends	4,887	66,581	213	3,914
Shares Redeemed	(3,203)	(51,870)	(32,263)	(568,058)

Net Increase (Decrease)	10,306	143,034	(15,042)	(255,396)

Class Y
Shares Sold	3,333,127	$47,746,811	2,158,141	$39,330,923
Shares Issued for Reinvested Dividends	1,822,219	24,842,763	70,979	1,304,591
Shares Redeemed	(1,017,429)	(14,503,976)	(7,610,979)	(142,331,809)

Net Increase (Decrease)	4,137,917	58,085,598	(5,381,859)	(101,696,295)

Total Net Increase (Decrease)	6,531,466	$88,974,795	(2,485,160)	$(49,354,401)

International Value Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	14,844,421	$217,067,382	10,989,291	$167,817,139
Shares Issued for Reinvested Dividends	42,611	594,855	—	—
Shares Redeemed	(2,217,357)	(31,971,238)	(3,834,090)	(58,633,379)

Net Increase (Decrease)	12,669,675	185,690,999	7,155,201	109,183,760

Class C
Shares Sold	654,895	$9,252,985	3,771,181	$57,071,673
Shares Issued for Reinvested Dividends	4,703	64,897	—	—
Shares Redeemed	(568,132)	(7,991,983)	(229,639)	(3,340,886)

Net Increase (Decrease)	91,466	1,325,899	3,541,542	53,730,787

Class I
Shares Sold	16,680,867	$241,195,282	40,177,209	$615,369,015
Shares Issued for Reinvested Dividends	178,998	2,516,718	—	—
Shares Redeemed	(18,117,588)	(260,375,561)	(4,785,010)	(70,596,847)

Net Increase (Decrease)	(1,257,723)	(16,663,561)	35,392,199	544,772,168

Class R3
Shares Sold	7,776	$111,426	28,922	$423,836
Shares Issued for Reinvested Dividends	160	2,233	—	—
Shares Redeemed	(2,285)	(32,526)	(1,484)	(21,774)

Net Increase (Decrease)	5,651	81,133	27,438	402,062

Class R4
Shares Sold	103,748	$1,458,738	22,298	$330,781
Shares Issued for Reinvested Dividends	488	6,843	—	—
Shares Redeemed	(13,459)	(197,459)	(1,415)	(21,025)

Net Increase (Decrease)	90,777	1,268,122	20,883	309,756

126

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	1,201	$18,804	41,156	$620,316
Shares Issued for Reinvested Dividends	555	7,803	—	—
Shares Redeemed	(1,282)	(18,786)	(16,015)	(241,196)

Net Increase (Decrease)	474	7,821	25,141	379,120

Class Y
Shares Sold	4,002,705	$57,927,192	3,333,597	$52,411,251
Shares Issued for Reinvested Dividends	40,598	580,952	—	—
Shares Redeemed	(650,043)	(9,648,310)	(866,911)	(13,805,937)

Net Increase (Decrease)	3,393,260	48,859,834	2,466,686	38,605,314

Total Net Increase (Decrease)	14,993,580	$220,570,247	48,629,090	$747,382,967

11.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2015, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. Discovery is ongoing. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

127

Hartford Funds – International/Global Equity

Notes to Financial Statements (Unaudited) – (continued)

April 30, 2015

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent legalized or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

15.	Subsequent Event:

Effective May 7, 2015, The Hartford Emerging Markets Research Fund modified its principal investment strategy and related risks, and changed its portfolio management team, and reduced the Fund’s management fee rate. Additionally, effective May 29, 2015, the Fund changed its name to Hartford Emerging Markets Equity Fund.

128

Hartford Funds – International/Global Equity

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Emerging Markets Equity Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$9.09	$—	$0.39	$0.39	$(0.05)	$(0.63)	$—	$(0.68)	$8.80	5.31	%(4)	$11,482	1.80	%(5)	1.75	%(5)	0.07	%(5)	55%
C	8.92	(0.03)	0.39	0.36	—	(0.63)	—	(0.63)	8.65	4.88	(4)	2,668	2.50	(5)	2.49	(5)	(0.68	)(5)	55
I	9.09	0.02	0.38	0.40	(0.08)	(0.63)	—	(0.71)	8.78	5.52	(4)	3,434	1.37	(5)	1.34	(5)	0.48	(5)	55
R3	9.02	(0.01)	0.39	0.38	(0.03)	(0.63)	—	(0.66)	8.74	5.22	(4)	1,983	2.04	(5)	1.95	(5)	(0.13	)(5)	55
R4	9.06	0.01	0.38	0.39	(0.05)	(0.63)	—	(0.68)	8.77	5.41	(4)	1,949	1.73	(5)	1.65	(5)	0.17	(5)	55
R5	9.09	0.02	0.38	0.40	(0.08)	(0.63)	—	(0.71)	8.78	5.48	(4)	1,971	1.43	(5)	1.35	(5)	0.47	(5)	55
Y	9.08	0.02	0.38	0.40	(0.08)	(0.63)	—	(0.71)	8.77	5.55	(4)	183,588	1.33	(5)	1.30	(5)	0.52	(5)	55

For the Year Ended October 31, 2014
A	$9.16	$0.06	$—	$0.06	$(0.05)	$(0.08)	$—	$(0.13)	$9.09	0.70%		$11,009	1.86%		1.72%		0.64%		106%
C	9.01	(0.01)	—	(0.01)	—	(0.08)	—	(0.08)	8.92	(0.06)		2,617	2.50		2.42		(0.12)		106
I	9.15	0.10	—	0.10	(0.08)	(0.08)	—	(0.16)	9.09	1.14		3,045	1.37		1.29		1.08		106
R3	9.09	0.04	(0.01)	0.03	(0.02)	(0.08)	—	(0.10)	9.02	0.42		1,927	2.05		1.92		0.45		106
R4	9.13	0.07	(0.01)	0.06	(0.05)	(0.08)	—	(0.13)	9.06	0.71		1,850	1.75		1.62		0.76		106
R5	9.15	0.10	—	0.10	(0.08)	(0.08)	—	(0.16)	9.09	1.11		1,868	1.45		1.32		1.06		106
Y	9.15	0.10	(0.01)	0.09	(0.08)	(0.08)	—	(0.16)	9.08	1.05		180,595	1.34		1.26		1.08		106

For the Year Ended October 31, 2013
A	$8.43	$0.06	$0.67	$0.73	$—	$—	$—	$—	$9.16	8.69%		$8,141	1.83%		1.65%		0.68%		112%
C	8.34	0.01	0.66	0.67	—	—	—	—	9.01	8.03		2,712	2.43		2.29		0.06		112
I	8.45	0.10	0.67	0.77	(0.07)	—	—	(0.07)	9.15	9.14		2,290	1.35		1.21		1.11		112
R3	8.39	0.04	0.68	0.72	(0.02)	—	—	(0.02)	9.09	8.59		1,918	2.04		1.85		0.47		112
R4	8.43	0.07	0.67	0.74	(0.04)	—	—	(0.04)	9.13	8.84		1,835	1.74		1.55		0.76		112
R5	8.45	0.09	0.68	0.77	(0.07)	—	—	(0.07)	9.15	9.13		1,848	1.44		1.25		1.06		112
Y	8.46	0.11	0.67	0.78	(0.09)	—	—	(0.09)	9.15	9.28		236,487	1.34		1.20		1.25		112

For the Year Ended October 31, 2012
A	$8.22	$0.09	$0.12	$0.21	$—	$—	$—	$—	$8.43	2.59%		$8,104	2.05%		1.58%		1.09%		128%
C	8.20	0.02	0.12	0.14	—	—	—	—	8.34	1.71		2,102	2.78		2.31		0.30		128
I	8.23	0.11	0.13	0.24	(0.02)	—	—	(0.02)	8.45	2.88		1,975	1.73		1.26		1.37		128
R3	8.21	0.06	0.12	0.18	—	—	—	—	8.39	2.19		1,747	2.42		1.85		0.75		128
R4	8.22	0.09	0.12	0.21	—	—	—	—	8.43	2.55		1,686	2.12		1.55		1.05		128
R5	8.23	0.11	0.12	0.23	(0.01)	—	—	(0.01)	8.45	2.85		1,693	1.82		1.25		1.35		128
Y	8.23	0.16	0.09	0.25	(0.02)	—	—	(0.02)	8.46	3.01		170,292	1.38		0.91		1.97		128

For the Year Ended October 31, 2011(6)
A(7)	$10.00	$(0.01)	$(1.77)	$(1.78)	$—	$—	$—	$—	$8.22	(17.80	)%(4)	$5,931	1.97	%(5)	1.48	%(5)	(0.19	)%(5)	39	%(4)
C(7)	10.00	(0.03)	(1.77)	(1.80)	—	—	—	—	8.20	(18.00	)(4)	1,909	2.71	(5)	2.22	(5)	(0.93	)(5)	39	(4)
I(7)	10.00	—	(1.77)	(1.77)	—	—	—	—	8.23	(17.70	)(4)	1,708	1.69	(5)	1.20	(5)	0.06	(5)	39	(4)
R3(7)	10.00	(0.02)	(1.77)	(1.79)	—	—	—	—	8.21	(17.90	)(4)	1,642	2.38	(5)	1.85	(5)	(0.59	)(5)	39	(4)
R4(7)	10.00	(0.01)	(1.77)	(1.78)	—	—	—	—	8.22	(17.80	)(4)	1,644	2.08	(5)	1.55	(5)	(0.29	)(5)	39	(4)
R5(7)	10.00	—	(1.77)	(1.77)	—	—	—	—	8.23	(17.70	)(4)	1,646	1.78	(5)	1.25	(5)	—	(5)	39	(4)
Y(7)	10.00	—	(1.77)	(1.77)	—	—	—	—	8.23	(17.70	)(4)	7,409	1.69	(5)	1.20	(5)	0.05	(5)	39	(4)

The accompanying notes are an integral part of these financial statements.

129

Hartford Funds – International/Global Equity

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Global Capital Appreciation Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$20.10	$0.05	$1.02	$1.07	$(0.06)	$(3.17)	$—	$(3.23)	$17.94	6.76	%(4)	$751,652	1.25	%(5)	1.25	%(5)	0.51	%(5)	47%
B	18.65	(0.02)	0.94	0.92	—	(3.17)	—	(3.17)	16.40	6.42	(4)	34,549	2.10	(5)	2.00	(5)	(0.29	)(5)	47
C	18.78	(0.02)	0.95	0.93	—	(3.17)	—	(3.17)	16.54	6.43	(4)	286,851	1.94	(5)	1.94	(5)	(0.18	)(5)	47
I	20.59	0.07	1.06	1.13	(0.11)	(3.17)	—	(3.28)	18.44	7.00	(4)	116,222	0.94	(5)	0.94	(5)	0.81	(5)	47
R3	19.85	0.04	1.01	1.05	(0.04)	(3.17)	—	(3.21)	17.69	6.74	(4)	32,833	1.53	(5)	1.35	(5)	0.41	(5)	47
R4	20.35	0.06	1.05	1.11	(0.09)	(3.17)	—	(3.26)	18.20	6.90	(4)	12,341	1.23	(5)	1.05	(5)	0.72	(5)	47
R5	20.68	0.05	1.09	1.14	(0.11)	(3.17)	—	(3.28)	18.54	6.95	(4)	462	0.93	(5)	0.93	(5)	0.58	(5)	47
Y	20.86	0.09	1.08	1.17	(0.13)	(3.17)	—	(3.30)	18.73	7.04	(4)	210,787	0.82	(5)	0.82	(5)	0.93	(5)	47

For the Year Ended October 31, 2014
A	$18.87	$0.13	$1.60	$1.73	$—	$(0.50)	$—	$(0.50)	$20.10	9.39%		$732,928	1.28%		1.25%		0.67%		144	%(8)
B	17.67	(0.02)	1.50	1.48	—	(0.50)	—	(0.50)	18.65	8.59		46,336	2.11		2.00		(0.08)		144	(8)
C	17.78	(0.01)	1.51	1.50	—	(0.50)	—	(0.50)	18.78	8.65		282,703	1.98		1.95		(0.03)		144	(8)
I	19.26	0.20	1.63	1.83	—	(0.50)	—	(0.50)	20.59	9.72		117,640	0.95		0.92		0.98		144	(8)
R3	18.66	0.11	1.58	1.69	—	(0.50)	—	(0.50)	19.85	9.27		31,735	1.57		1.35		0.57		144	(8)
R4	19.06	0.18	1.61	1.79	—	(0.50)	—	(0.50)	20.35	9.61		10,055	1.26		1.05		0.88		144	(8)
R5	19.34	0.20	1.64	1.84	—	(0.50)	—	(0.50)	20.68	9.73		1,549	0.97		0.94		0.98		144	(8)
Y	19.50	0.12	1.76	1.88	(0.02)	(0.50)	—	(0.52)	20.86	9.83		209,340	0.86		0.83		0.58		144	(8)

For the Year Ended October 31, 2013
A	$13.93	$0.07	$4.93	$5.00	$(0.06)	$—	$—	$(0.06)	$18.87	35.97%		$503,765	1.36%		1.25%		0.42%		128%
B	13.10	(0.05)	4.62	4.57	—	—	—	—	17.67	34.89		56,743	2.20		2.00		(0.32)		128
C	13.18	(0.05)	4.65	4.60	—	—	—	—	17.78	34.90		258,520	2.07		2.00		(0.33)		128
I	14.22	0.11	5.02	5.13	(0.09)	—	—	(0.09)	19.26	36.29		117,325	1.04		1.00		0.66		128
R3	13.79	0.05	4.87	4.92	(0.05)	—	—	(0.05)	18.66	35.75		30,704	1.64		1.35		0.31		128
R4	14.07	0.11	4.96	5.07	(0.08)	—	—	(0.08)	19.06	36.18		10,603	1.33		1.05		0.63		128
R5	14.28	0.12	5.04	5.16	(0.10)	—	—	(0.10)	19.34	36.36		1,242	1.05		0.95		0.74		128
Y	14.40	0.13	5.08	5.21	(0.11)	—	—	(0.11)	19.50	36.40		12,947	0.93		0.90		0.76		128

For the Year Ended October 31, 2012(6)
A	$12.80	$0.03	$1.10	$1.13	$—	$—	$—	$—	$13.93	8.83%		$411,923	1.41%		1.32%		0.23%		135%
B	12.14	(0.08)	1.04	0.96	—	—	—	—	13.10	7.91		51,815	2.26		2.10		(0.55)		135
C	12.21	(0.07)	1.04	0.97	—	—	—	—	13.18	7.94		222,460	2.12		2.06		(0.51)		135
I	13.04	0.08	1.10	1.18	—	—	—	—	14.22	9.05		87,227	1.10		1.05		0.49		135
R3	12.69	0.01	1.09	1.10	—	—	—	—	13.79	8.67		24,232	1.69		1.45		0.11		135
R4	12.91	0.06	1.10	1.16	—	—	—	—	14.07	8.99		10,362	1.37		1.18		0.37		135
R5	13.09	0.08	1.11	1.19	—	—	—	—	14.28	9.09		1,276	1.09		1.00		0.57		135
Y	13.18	0.19	1.03	1.22	—	—	—	—	14.40	9.26		12,189	0.97		0.95		0.63		135

For the Year Ended October 31, 2011(6)
A	$12.94	$(0.03)	$(0.11)	$(0.14)	$—	$—	$—	$—	$12.80	(1.08)%		$467,407	1.41%		1.41%		(0.19)%		140%
B	12.37	(0.14)	(0.09)	(0.23)	—	—	—	—	12.14	(1.86)		61,934	2.25		2.25		(1.03)		140
C	12.42	(0.12)	(0.09)	(0.21)	—	—	—	—	12.21	(1.69)		266,634	2.13		2.13		(0.91)		140
I	13.13	0.02	(0.11)	(0.09)	—	—	—	—	13.04	(0.69)		112,597	1.11		1.11		0.12		140
R3	12.86	(0.06)	(0.11)	(0.17)	—	—	—	—	12.69	(1.32)		20,237	1.72		1.70		(0.48)		140
R4	13.04	(0.02)	(0.11)	(0.13)	—	—	—	—	12.91	(1.00)		12,333	1.40		1.40		(0.17)		140
R5	13.18	0.02	(0.11)	(0.09)	—	—	—	—	13.09	(0.68)		1,255	1.11		1.10		0.13		140
Y	13.25	0.03	(0.10)	(0.07)	—	—	—	—	13.18	(0.53)		33,723	0.99		0.99		0.23		140

For the Year Ended October 31, 2010(6)
A	$10.74	$(0.03)	$2.23	$2.20	$—	$—	$—	$—	$12.94	20.48%		$516,406	1.44%		1.44%		(0.20)%		155%
B	10.35	(0.14)	2.16	2.02	—	—	—	—	12.37	19.52		73,313	2.28		2.28		(1.04)		155
C	10.39	(0.12)	2.15	2.03	—	—	—	—	12.42	19.54		310,899	2.15		2.15		(0.91)		155
I	10.86	0.02	2.25	2.27	—	—	—	—	13.13	20.90		107,796	1.11		1.11		0.13		155
R3	10.71	(0.05)	2.20	2.15	—	—	—	—	12.86	20.07		13,520	1.74		1.73		(0.50)		155
R4	10.82	(0.02)	2.24	2.22	—	—	—	—	13.04	20.52		8,486	1.40		1.40		(0.18)		155
R5	10.91	0.02	2.25	2.27	—	—	—	—	13.18	20.81		777	1.12		1.11		0.12		155
Y	10.96	0.04	2.25	2.29	—	—	—	—	13.25	20.89		46,353	1.00		1.00		0.25		155

The accompanying notes are an integral part of these financial statements.

130

Hartford Funds – International/Global Equity

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Global Equity Income Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$11.72	$0.12	$0.42	$0.54	$(0.08)	$(0.51)	$—	$(0.59)	$11.67	4.92	%(4)	$97,905	1.32	%(5)	1.25	%(5)	2.12	%(5)	10%
B	11.49	0.07	0.41	0.48	(0.03)	(0.51)	—	(0.54)	11.43	4.50	(4)	1,865	2.27	(5)	2.00	(5)	1.17	(5)	10
C	11.47	0.07	0.41	0.48	(0.04)	(0.51)	—	(0.55)	11.40	4.48	(4)	12,036	2.07	(5)	2.00	(5)	1.32	(5)	10
I	11.74	0.14	0.41	0.55	(0.09)	(0.51)	—	(0.60)	11.69	5.05	(4)	2,284	0.98	(5)	0.96	(5)	2.43	(5)	10
R3	11.69	0.10	0.43	0.53	(0.07)	(0.51)	—	(0.58)	11.64	4.82	(4)	450	1.56	(5)	1.45	(5)	1.79	(5)	10
R4	11.73	0.12	0.42	0.54	(0.08)	(0.51)	—	(0.59)	11.68	4.96	(4)	588	1.26	(5)	1.15	(5)	2.16	(5)	10
R5	11.75	0.13	0.43	0.56	(0.10)	(0.51)	—	(0.61)	11.70	5.10	(4)	608	0.94	(5)	0.85	(5)	2.32	(5)	10
Y	11.74	0.14	0.41	0.55	(0.10)	(0.51)	—	(0.61)	11.68	5.04	(4)	191,345	0.84	(5)	0.80	(5)	2.46	(5)	10

For the Year Ended October 31, 2014
A	$11.96	$0.13	$0.71	$0.84	$(0.08)	$(1.00)	$—	$(1.08)	$11.72	7.66%		$75,862	1.57%		1.36%		1.08%		90%
B	11.75	0.03	0.71	0.74	—	(1.00)	—	(1.00)	11.49	6.90		2,208	2.52		2.12		0.26		90
C	11.73	0.04	0.70	0.74	—	(1.00)	—	(1.00)	11.47	6.91		10,356	2.31		2.11		0.32		90
I	12.00	0.16	0.70	0.86	(0.12)	(1.00)	—	(1.12)	11.74	7.89		1,377	1.17		1.10		1.35		90
R3	11.92	0.10	0.70	0.80	(0.03)	(1.00)	—	(1.03)	11.69	7.41		465	1.77		1.57		0.81		90
R4	11.97	0.14	0.71	0.85	(0.09)	(1.00)	—	(1.09)	11.73	7.80		508	1.45		1.26		1.19		90
R5	12.01	0.18	0.71	0.89	(0.15)	(1.00)	—	(1.15)	11.75	8.12		659	1.13		0.95		1.53		90
Y	12.00	0.18	0.72	0.90	(0.16)	(1.00)	—	(1.16)	11.74	8.22		192,326	0.87		0.80		1.54		90

For the Year Ended October 31, 2013
A	$9.50	$0.07	$2.57	$2.64	$(0.18)	$—	$—	$(0.18)	$11.96	28.25%		$59,361	1.73%		1.45%		0.65%		100%
B	9.32	(0.01)	2.53	2.52	(0.09)	—	—	(0.09)	11.75	27.22		3,057	2.66		2.20		(0.07)		100
C	9.32	(0.01)	2.53	2.52	(0.11)	—	—	(0.11)	11.73	27.27		10,041	2.43		2.20		(0.09)		100
I	9.54	0.09	2.58	2.67	(0.21)	—	—	(0.21)	12.00	28.50		1,052	1.38		1.20		0.88		100
R3	9.47	0.05	2.57	2.62	(0.17)	—	—	(0.17)	11.92	28.03		517	1.85		1.65		0.43		100
R4	9.52	0.08	2.56	2.64	(0.19)	—	—	(0.19)	11.97	28.24		436	1.54		1.35		0.75		100
R5	9.54	0.11	2.58	2.69	(0.22)	—	—	(0.22)	12.01	28.75		416	1.23		1.05		1.05		100
Y	9.53	0.10	2.60	2.70	(0.23)	—	—	(0.23)	12.00	28.84		3,975	1.14		1.00		1.02		100

For the Year Ended October 31, 2012
A	$9.30	$0.07	$0.71	$0.78	$(0.02)	$(0.56)	$—	$(0.58)	$9.50	9.52%		$46,551	1.78%		1.45%		0.82%		107%
B	9.17	—	0.71	0.71	—	(0.56)	—	(0.56)	9.32	8.78		3,542	2.69		2.20		0.05		107
C	9.17	0.01	0.70	0.71	—	(0.56)	—	(0.56)	9.32	8.78		8,994	2.47		2.20		0.06		107
I	9.33	0.09	0.73	0.82	(0.05)	(0.56)	—	(0.61)	9.54	9.91		708	1.35		1.20		1.03		107
R3	9.26	0.06	0.71	0.77	—	(0.56)	—	(0.56)	9.47	9.38		371	1.86		1.65		0.63		107
R4	9.31	0.08	0.72	0.80	(0.03)	(0.56)	—	(0.59)	9.52	9.72		334	1.55		1.35		0.91		107
R5	9.33	0.11	0.72	0.83	(0.06)	(0.56)	—	(0.62)	9.54	10.04		322	1.24		1.05		1.21		107
Y	9.32	0.13	0.70	0.83	(0.06)	(0.56)	—	(0.62)	9.53	10.12		22,849	1.10		1.00		1.48		107

For the Year Ended October 31, 2011
A	$9.56	$0.06	$(0.27)	$(0.21)	$(0.05)	$—	$—	$(0.05)	$9.30	(2.22)%		$44,414	1.74%		1.45%		0.58%		102%
B	9.45	(0.02)	(0.26)	(0.28)	—	—	—	—	9.17	(2.96)		5,101	2.59		2.20		(0.17)		102
C	9.45	(0.02)	(0.26)	(0.28)	—	—	—	—	9.17	(2.96)		10,009	2.41		2.20		(0.17)		102
I	9.60	0.10	(0.28)	(0.18)	(0.09)	—	—	(0.09)	9.33	(1.93)		526	1.21		1.10		1.05		102
R3	9.53	0.04	(0.27)	(0.23)	(0.04)	—	—	(0.04)	9.26	(2.42)		294	1.81		1.65		0.38		102
R4	9.57	0.07	(0.27)	(0.20)	(0.06)	—	—	(0.06)	9.31	(2.09)		299	1.51		1.35		0.68		102
R5	9.59	0.10	(0.27)	(0.17)	(0.09)	—	—	(0.09)	9.33	(1.81)		292	1.20		1.05		0.98		102
Y	9.58	0.10	(0.26)	(0.16)	(0.10)	—	—	(0.10)	9.32	(1.77)		67,387	1.10		1.00		1.00		102

For the Year Ended October 31, 2010
A	$8.01	$0.04	$1.52	$1.56	$(0.01)	$—	$—	$(0.01)	$9.56	19.48%		$47,429	1.85%		1.48%		0.48%		100%
B	7.97	(0.03)	1.51	1.48	—	—	—	—	9.45	18.57		7,209	2.72		2.24		(0.30)		100
C	7.97	(0.03)	1.51	1.48	—	—	—	—	9.45	18.57		12,910	2.52		2.23		(0.30)		100
I	8.02	0.07	1.53	1.60	(0.02)	—	—	(0.02)	9.60	20.00		517	1.26		1.12		0.87		100
R3	8.00	0.02	1.51	1.53	—	—	—	—	9.53	19.13		313	1.90		1.72		0.22		100
R4	8.01	0.04	1.52	1.56	—	—	—	—	9.57	19.48		299	1.60		1.45		0.49		100
R5	8.02	0.07	1.51	1.58	(0.01)	—	—	(0.01)	9.59	19.77		297	1.29		1.14		0.81		100
Y	8.01	0.07	1.52	1.59	(0.02)	—	—	(0.02)	9.58	19.92		47,067	1.21		1.07		0.91		100

The accompanying notes are an integral part of these financial statements.

131

Hartford Funds – International/Global Equity

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford International Capital Appreciation Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$9.92	$0.02	$0.54	$0.56	$(0.08)	$(0.25)	$—	$(0.33)	$10.15	6.08	%(4)	$12,834	1.87	%(5)	1.45	%(5)	0.37	%(5)	43%
B	9.84	(0.02)	0.56	0.54	—	(0.25)	—	(0.25)	10.13	5.80	(4)	927	2.52	(5)	2.17	(5)	(0.39	)(5)	43
C	9.80	(0.02)	0.56	0.54	(0.02)	(0.25)	—	(0.27)	10.07	5.81	(4)	2,666	2.58	(5)	2.20	(5)	(0.32	)(5)	43
I	9.98	0.04	0.55	0.59	(0.12)	(0.25)	—	(0.37)	10.20	6.31	(4)	2,606	1.43	(5)	1.12	(5)	0.78	(5)	43
R3	9.91	0.01	0.57	0.58	(0.06)	(0.25)	—	(0.31)	10.18	6.08	(4)	1,314	2.11	(5)	1.65	(5)	0.15	(5)	43
R4	9.95	0.02	0.56	0.58	(0.09)	(0.25)	—	(0.34)	10.19	6.20	(4)	1,231	1.80	(5)	1.35	(5)	0.45	(5)	43
R5	9.98	0.04	0.56	0.60	(0.12)	(0.25)	—	(0.37)	10.21	6.41	(4)	1,140	1.49	(5)	1.05	(5)	0.75	(5)	43
Y	9.98	0.04	0.56	0.60	(0.12)	(0.25)	—	(0.37)	10.21	6.47	(4)	11,448	1.39	(5)	1.00	(5)	0.80	(5)	43

For the Year Ended October 31, 2014
A	$9.91	$0.06	$0.03	$0.09	$(0.08)	$—	$—	$(0.08)	$9.92	0.89%		$10,810	1.84%		1.44%		0.57%		69%
B	9.84	(0.02)	0.03	0.01	(0.01)	—	—	(0.01)	9.84	0.10		908	2.53		2.13		(0.18)		69
C	9.81	(0.03)	0.04	0.01	(0.02)	—	—	(0.02)	9.80	0.06		1,910	2.59		2.19		(0.26)		69
I	9.97	0.10	0.02	0.12	(0.11)	—	—	(0.11)	9.98	1.19		1,835	1.44		1.04		1.03		69
R3	9.91	0.05	0.01	0.06	(0.06)	—	—	(0.06)	9.91	0.54		1,258	2.12		1.65		0.44		69
R4	9.94	0.08	0.01	0.09	(0.08)	—	—	(0.08)	9.95	0.90		1,151	1.81		1.35		0.74		69
R5	9.97	0.11	0.01	0.12	(0.11)	—	—	(0.11)	9.98	1.18		1,071	1.50		1.05		1.04		69
Y	9.97	0.11	0.01	0.12	(0.11)	—	—	(0.11)	9.98	1.22		10,756	1.40		1.00		1.09		69

For the Year Ended October 31, 2013
A	$8.31	$0.10	$1.66	$1.76	$(0.16)	$—	$—	$(0.16)	$9.91	21.43%		$12,351	1.95%		1.41%		1.12%		106%
B	8.25	0.04	1.65	1.69	(0.10)	—	—	(0.10)	9.84	20.63		1,404	2.64		2.11		0.44		106
C	8.23	0.04	1.64	1.68	(0.10)	—	—	(0.10)	9.81	20.64		2,514	2.68		2.15		0.39		106
I	8.36	0.14	1.66	1.80	(0.19)	—	—	(0.19)	9.97	21.90		1,467	1.56		1.03		1.50		106
R3	8.31	0.08	1.66	1.74	(0.14)	—	—	(0.14)	9.91	21.22		1,225	2.25		1.65		0.91		106
R4	8.33	0.11	1.67	1.78	(0.17)	—	—	(0.17)	9.94	21.62		1,122	1.94		1.35		1.21		106
R5	8.35	0.14	1.67	1.81	(0.19)	—	—	(0.19)	9.97	22.02		1,059	1.63		1.05		1.50		106
Y	8.36	0.14	1.66	1.80	(0.19)	—	—	(0.19)	9.97	21.93		10,623	1.53		1.00		1.55		106

For the Year Ended October 31, 2012
A	$7.98	$0.10	$0.29	$0.39	$(0.06)	$—	$—	$(0.06)	$8.31	4.94%		$8,397	2.11%		1.44%		1.26%		85%
B	7.92	0.04	0.29	0.33	—	—	—	—	8.25	4.17		1,111	2.80		2.13		0.57		85
C	7.90	0.04	0.29	0.33	—	—	—	—	8.23	4.18		1,753	2.83		2.16		0.53		85
I	8.03	0.13	0.29	0.42	(0.09)	—	—	(0.09)	8.36	5.39		1,119	1.69		1.02		1.67		85
R3	7.98	0.08	0.29	0.37	(0.04)	—	—	(0.04)	8.31	4.68		963	2.39		1.65		1.05		85
R4	8.00	0.11	0.28	0.39	(0.06)	—	—	(0.06)	8.33	5.02		924	2.08		1.35		1.34		85
R5	8.03	0.13	0.28	0.41	(0.09)	—	—	(0.09)	8.35	5.23		868	1.77		1.05		1.64		85
Y	8.03	0.14	0.28	0.42	(0.09)	—	—	(0.09)	8.36	5.42		8,708	1.67		1.00		1.69		85

For the Year Ended October 31, 2011
A	$8.46	$0.07	$(0.48)	$(0.41)	$(0.07)	$—	$—	$(0.07)	$7.98	(4.87)%		$8,137	2.01%		1.41%		0.84%		89%
B	8.39	0.01	(0.47)	(0.46)	(0.01)	—	—	(0.01)	7.92	(5.47)		1,141	2.72		2.12		0.14		89
C	8.39	0.01	(0.48)	(0.47)	(0.02)	—	—	(0.02)	7.90	(5.67)		1,513	2.75		2.15		0.13		89
I	8.50	0.11	(0.48)	(0.37)	(0.10)	—	—	(0.10)	8.03	(4.43)		941	1.61		1.01		1.26		89
R3	8.46	0.05	(0.48)	(0.43)	(0.05)	—	—	(0.05)	7.98	(5.10)		890	2.31		1.65		0.60		89
R4	8.48	0.08	(0.49)	(0.41)	(0.07)	—	—	(0.07)	8.00	(4.87)		859	2.01		1.35		0.91		89
R5	8.49	0.10	(0.47)	(0.37)	(0.09)	—	—	(0.09)	8.03	(4.40)		824	1.70		1.05		1.21		89
Y	8.50	0.11	(0.48)	(0.37)	(0.10)	—	—	(0.10)	8.03	(4.44)		8,264	1.60		1.00		1.26		89

For the Year Ended October 31, 2010
A	$7.35	$0.05	$1.14	$1.19	$(0.08)	$—	$—	$(0.08)	$8.46	16.31%		$8,005	2.29%		1.58%		0.58%		155%
B	7.31	(0.01)	1.13	1.12	(0.04)	—	—	(0.04)	8.39	15.36		1,177	3.01		2.32		(0.18)		155
C	7.31	(0.01)	1.13	1.12	(0.04)	—	—	(0.04)	8.39	15.43		1,452	3.05		2.33		(0.20)		155
I	7.38	0.07	1.15	1.22	(0.10)	—	—	(0.10)	8.50	16.69		880	1.90		1.21		0.90		155
R3	7.35	0.02	1.15	1.17	(0.06)	—	—	(0.06)	8.46	16.02		906	2.59		1.81		0.30		155
R4	7.36	0.04	1.16	1.20	(0.08)	—	—	(0.08)	8.48	16.38		877	2.29		1.55		0.57		155
R5	7.37	0.06	1.15	1.21	(0.09)	—	—	(0.09)	8.49	16.61		863	1.99		1.28		0.83		155
Y	7.38	0.07	1.15	1.22	(0.10)	—	—	(0.10)	8.50	16.69		8,650	1.89		1.20		0.92		155

The accompanying notes are an integral part of these financial statements.

132

Hartford Funds – International/Global Equity

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford International Growth Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$12.56	$0.01	$0.82	$0.83	$(0.02)	$—	$—	$(0.02)	$13.37	6.67	%(4)	$116,219	1.51	%(5)	1.49	%(5)	0.18	%(5)	38%
B	11.65	(0.04)	0.77	0.73	—	—	—	—	12.38	6.27	(4)	3,342	2.64	(5)	2.25	(5)	(0.70	)(5)	38
C	11.63	(0.03)	0.77	0.74	—	—	—	—	12.37	6.36	(4)	17,229	2.21	(5)	2.20	(5)	(0.49	)(5)	38
I	12.51	0.06	0.79	0.85	(0.09)	—	—	(0.09)	13.27	6.83	(4)	36,467	1.10	(5)	1.09	(5)	0.95	(5)	38
R3	12.68	0.02	0.82	0.84	—	—	—	—	13.52	6.62	(4)	812	1.76	(5)	1.60	(5)	0.35	(5)	38
R4	12.92	0.03	0.85	0.88	(0.06)	—	—	(0.06)	13.74	6.84	(4)	2,227	1.38	(5)	1.30	(5)	0.51	(5)	38
R5	13.01	0.07	0.83	0.90	(0.09)	—	—	(0.09)	13.82	6.99	(4)	3,841	1.08	(5)	1.00	(5)	1.13	(5)	38
Y	13.06	0.05	0.84	0.89	(0.09)	—	—	(0.09)	13.86	6.92	(4)	38,899	0.97	(5)	0.95	(5)	0.69	(5)	38

For the Year Ended October 31, 2014
A	$12.10	$0.07	$0.48	$0.55	$(0.09)	$—	$—	$(0.09)	$12.56	4.52%		$97,732	1.58%		1.50%		0.55%		84%
B	11.23	(0.03)	0.45	0.42	—	—	—	—	11.65	3.74		4,384	2.64		2.25		(0.25)		84
C	11.22	(0.02)	0.43	0.41	—	—	—	—	11.63	3.65		12,978	2.30		2.24		(0.19)		84
I	12.04	0.12	0.47	0.59	(0.12)	—	—	(0.12)	12.51	4.94		6,748	1.18		1.12		0.92		84
R3	12.19	0.06	0.48	0.54	(0.05)	—	—	(0.05)	12.68	4.40		458	1.83		1.60		0.48		84
R4	12.45	0.10	0.48	0.58	(0.11)	—	—	(0.11)	12.92	4.68		1,293	1.44		1.30		0.77		84
R5	12.53	0.13	0.49	0.62	(0.14)	—	—	(0.14)	13.01	4.99		182	1.13		1.00		1.03		84
Y	12.57	0.11	0.53	0.64	(0.15)	—	—	(0.15)	13.06	5.10		38,538	1.01		0.95		0.87		84

For the Year Ended October 31, 2013
A	$9.75	$0.10	$2.34	$2.44	$(0.09)	$—	$—	$(0.09)	$12.10	25.15%		$93,051	1.65%		1.50%		0.88%		99%
B	9.04	0.02	2.17	2.19	—	—	—	—	11.23	24.27		6,816	2.66		2.25		0.16		99
C	9.04	0.01	2.19	2.20	(0.02)	—	—	(0.02)	11.22	24.32		13,213	2.35		2.25		0.14		99
I	9.70	0.14	2.32	2.46	(0.12)	—	—	(0.12)	12.04	25.58		5,549	1.24		1.16		1.25		99
R3	9.82	0.09	2.36	2.45	(0.08)	—	—	(0.08)	12.19	25.03		485	1.83		1.60		0.81		99
R4	10.03	0.12	2.41	2.53	(0.11)	—	—	(0.11)	12.45	25.42		905	1.45		1.30		1.08		99
R5	10.09	0.16	2.42	2.58	(0.14)	—	—	(0.14)	12.53	25.83		152	1.15		1.00		1.37		99
Y	10.12	0.16	2.44	2.60	(0.15)	—	—	(0.15)	12.57	25.91		3,524	1.02		0.95		1.41		99

For the Year Ended October 31, 2012
A	$9.25	$0.07	$0.51	$0.58	$(0.08)	$—	$—	$(0.08)	$9.75	6.33%		$83,324	1.68%		1.50%		0.72%		106%
B	8.57	—	0.47	0.47	—	—	—	—	9.04	5.48		8,974	2.67		2.25		(0.03)		106
C	8.57	—	0.47	0.47	—	—	—	—	9.04	5.50		12,465	2.39		2.25		(0.02)		106
I	9.21	0.10	0.50	0.60	(0.11)	—	—	(0.11)	9.70	6.63		5,585	1.28		1.21		1.08		106
R3	9.33	0.06	0.51	0.57	(0.08)	—	—	(0.08)	9.82	6.23		700	1.83		1.60		0.65		106
R4	9.45	0.09	0.53	0.62	(0.04)	—	—	(0.04)	10.03	6.61		718	1.46		1.30		0.98		106
R5	9.58	0.12	0.52	0.64	(0.13)	—	—	(0.13)	10.09	6.87		117	1.16		1.00		1.21		106
Y	9.61	0.12	0.53	0.65	(0.14)	—	—	(0.14)	10.12	6.93		2,834	1.02		0.95		1.29		106

For the Year Ended October 31, 2011
A	$9.61	$0.06	$(0.42)	$(0.36)	$—	$—	$—	$—	$9.25	(3.75)%		$101,400	1.58%		1.50%		0.58%		88%
B	8.96	(0.02)	(0.37)	(0.39)	—	—	—	—	8.57	(4.35)		12,013	2.54		2.25		(0.17)		88
C	8.97	(0.02)	(0.38)	(0.40)	—	—	—	—	8.57	(4.46)		14,806	2.31		2.25		(0.17)		88
I	9.53	0.11	(0.43)	(0.32)	—	—	—	—	9.21	(3.36)		5,354	1.21		1.17		1.06		88
R3	9.70	0.05	(0.42)	(0.37)	—	—	—	—	9.33	(3.81)		777	1.79		1.60		0.47		88
R4	9.79	0.09	(0.43)	(0.34)	—	—	—	—	9.45	(3.47)		1,335	1.39		1.30		0.88		88
R5	9.90	0.12	(0.44)	(0.32)	—	—	—	—	9.58	(3.23)		139	1.09		1.00		1.14		88
Y	9.93	0.12	(0.44)	(0.32)	—	—	—	—	9.61	(3.22)		3,237	0.98		0.95		1.13		88

For the Year Ended October 31, 2010
A	$8.00	$0.05	$1.71	$1.76	$(0.15)	$—	$—	$(0.15)	$9.61	22.29%		$134,685	1.67%		1.55%		0.58%		110%
B	7.50	(0.01)	1.59	1.58	(0.12)	—	—	(0.12)	8.96	21.30		16,390	2.63		2.30		(0.17)		110
C	7.48	(0.01)	1.60	1.59	(0.10)	—	—	(0.10)	8.97	21.41		19,892	2.38		2.30		(0.17)		110
I	7.95	0.08	1.69	1.77	(0.19)	—	—	(0.19)	9.53	22.65		6,674	1.21		1.21		0.88		110
R3	8.08	0.03	1.73	1.76	(0.14)	—	—	(0.14)	9.70	22.05		583	1.84		1.76		0.40		110
R4	8.14	0.06	1.75	1.81	(0.16)	—	—	(0.16)	9.79	22.52		400	1.46		1.44		0.67		110
R5	8.21	0.09	1.77	1.86	(0.17)	—	—	(0.17)	9.90	22.99		110	1.08		1.08		1.08		110
Y	8.24	0.12	1.76	1.88	(0.19)	—	—	(0.19)	9.93	23.17		3,491	1.05		1.05		1.36		110

The accompanying notes are an integral part of these financial statements.

133

Hartford Funds – International/Global Equity

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford International Opportunities Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$16.96	$0.04	$0.86	$0.90	$(0.17)	$(1.87)	$—	$(2.04)	$15.82	6.36	%(4)	$531,427	1.19	%(5)	1.19	%(5)	0.59	%(5)	44%
B	15.52	(0.03)	0.79	0.76	(0.02)	(1.87)	—	(1.89)	14.39	5.94	(4)	5,727	2.29	(5)	2.03	(5)	(0.37	)(5)	44
C	15.20	(0.01)	0.76	0.75	(0.08)	(1.87)	—	(1.95)	14.00	6.05	(4)	58,944	1.92	(5)	1.92	(5)	(0.18	)(5)	44
I	16.91	0.06	0.87	0.93	(0.22)	(1.87)	—	(2.09)	15.75	6.63	(4)	95,981	0.85	(5)	0.85	(5)	0.85	(5)	44
R3	17.18	0.03	0.87	0.90	(0.14)	(1.87)	—	(2.01)	16.07	6.26	(4)	49,284	1.44	(5)	1.44	(5)	0.34	(5)	44
R4	17.43	0.05	0.89	0.94	(0.18)	(1.87)	—	(2.05)	16.32	6.44	(4)	120,893	1.14	(5)	1.14	(5)	0.62	(5)	44
R5	17.58	0.07	0.89	0.96	(0.22)	(1.87)	—	(2.09)	16.45	6.54	(4)	96,514	0.84	(5)	0.84	(5)	0.90	(5)	44
R6(9)	17.42	0.09	1.12	1.21	(0.23)	(1.87)	—	(2.10)	16.53	8.08	(4)	11	0.73	(5)	0.73	(5)	1.10	(5)	44
Y	17.66	0.08	0.89	0.97	(0.23)	(1.87)	—	(2.10)	16.53	6.61	(4)	632,243	0.74	(5)	0.74	(5)	1.00	(5)	44

For the Year Ended October 31, 2014
A	$17.46	$0.14	$0.11	$0.25	$(0.20)	$(0.55)	$—	$(0.75)	$16.96	1.45%		$465,854	1.20%		1.20%		0.80%		104%
B	16.04	(0.01)	0.10	0.09	(0.06)	(0.55)	—	(0.61)	15.52	0.58		6,825	2.30		2.04		(0.07)		104
C	15.76	0.01	0.09	0.10	(0.11)	(0.55)	—	(0.66)	15.20	0.68		55,122	1.93		1.93		0.07		104
I	17.41	0.20	0.10	0.30	(0.25)	(0.55)	—	(0.80)	16.91	1.76		99,430	0.84		0.84		1.15		104
R3	17.69	0.09	0.11	0.20	(0.16)	(0.55)	—	(0.71)	17.18	1.19		40,827	1.44		1.44		0.54		104
R4	17.93	0.15	0.11	0.26	(0.21)	(0.55)	—	(0.76)	17.43	1.47		104,977	1.14		1.14		0.83		104
R5	18.06	0.21	0.11	0.32	(0.25)	(0.55)	—	(0.80)	17.58	1.83		85,424	0.84		0.84		1.16		104
Y	18.14	0.25	0.09	0.34	(0.27)	(0.55)	—	(0.82)	17.66	1.90		581,030	0.74		0.74		1.38		104

For the Year Ended October 31, 2013
A	$14.49	$0.22	$2.92	$3.14	$(0.17)	$—	$—	$(0.17)	$17.46	21.87%		$394,928	1.26%		1.26%		1.36%		107%
B	13.32	0.08	2.69	2.77	(0.05)	—	—	(0.05)	16.04	20.89		8,960	2.35		2.05		0.56		107
C	13.10	0.09	2.65	2.74	(0.08)	—	—	(0.08)	15.76	20.99		43,495	1.98		1.98		0.66		107
I	14.45	0.28	2.91	3.19	(0.23)	—	—	(0.23)	17.41	22.30		61,280	0.90		0.90		1.77		107
R3	14.70	0.19	2.96	3.15	(0.16)	—	—	(0.16)	17.69	21.63		33,633	1.46		1.46		1.20		107
R4	14.89	0.25	3.00	3.25	(0.21)	—	—	(0.21)	17.93	22.02		86,150	1.15		1.15		1.51		107
R5	14.98	0.29	3.02	3.31	(0.23)	—	—	(0.23)	18.06	22.37		69,712	0.85		0.85		1.79		107
Y	15.04	0.32	3.03	3.35	(0.25)	—	—	(0.25)	18.14	22.51		770,427	0.75		0.75		1.97		107

For the Year Ended October 31, 2012
A	$13.67	$0.18	$0.79	$0.97	$(0.15)	$—	$—	$(0.15)	$14.49	7.28%		$264,957	1.36%		1.30%		1.30%		98%
B	12.56	0.07	0.74	0.81	(0.05)	—	—	(0.05)	13.32	6.46		9,358	2.44		2.05		0.55		98
C	12.37	0.07	0.72	0.79	(0.06)	—	—	(0.06)	13.10	6.48		32,044	2.06		2.05		0.56		98
I	13.65	0.22	0.80	1.02	(0.22)	—	—	(0.22)	14.45	7.68		31,190	0.97		0.97		1.60		98
R3	13.90	0.15	0.81	0.96	(0.16)	—	—	(0.16)	14.70	7.05		18,786	1.52		1.50		1.10		98
R4	14.07	0.21	0.80	1.01	(0.19)	—	—	(0.19)	14.89	7.40		42,803	1.20		1.20		1.45		98
R5	14.16	0.25	0.80	1.05	(0.23)	—	—	(0.23)	14.98	7.67		35,803	0.91		0.90		1.73		98
Y	14.20	0.19	0.89	1.08	(0.24)	—	—	(0.24)	15.04	7.83		467,786	0.79		0.79		1.34		98

For the Year Ended October 31, 2011
A	$14.68	$0.14	$(1.14)	$(1.00)	$(0.01)	$—	$—	$(0.01)	$13.67	(6.80)%		$261,920	1.34%		1.30%		0.96%		122%
B	13.58	0.02	(1.04)	(1.02)	—	—	—	—	12.56	(7.51)		11,877	2.33		2.05		0.16		122
C	13.37	0.03	(1.03)	(1.00)	—	—	—	—	12.37	(7.48)		33,621	2.04		2.04		0.19		122
I	14.62	0.20	(1.15)	(0.95)	(0.02)	—	—	(0.02)	13.65	(6.49)		18,801	0.97		0.97		1.39		122
R3	14.95	0.13	(1.17)	(1.04)	(0.01)	—	—	(0.01)	13.90	(6.97)		10,727	1.54		1.50		0.89		122
R4	15.10	0.17	(1.18)	(1.01)	(0.02)	—	—	(0.02)	14.07	(6.73)		11,406	1.23		1.20		1.12		122
R5	15.15	0.18	(1.15)	(0.97)	(0.02)	—	—	(0.02)	14.16	(6.40)		21,285	0.94		0.90		1.22		122
Y	15.19	0.21	(1.17)	(0.96)	(0.03)	—	—	(0.03)	14.20	(6.37)		114,791	0.82		0.82		1.38		122

For the Year Ended October 31, 2010
A	$12.62	$0.07	$2.14	$2.21	$(0.15)	$—	$—	$(0.15)	$14.68	17.56%		$310,049	1.47%		1.42%		0.54%		106%
B	11.65	(0.03)	1.97	1.94	(0.01)	—	—	(0.01)	13.58	16.70		16,434	2.44		2.19		(0.24)		106
C	11.46	(0.02)	1.94	1.92	(0.01)	—	—	(0.01)	13.37	16.72		37,671	2.16		2.15		(0.19)		106
I	12.59	0.13	2.12	2.25	(0.22)	—	—	(0.22)	14.62	18.01		10,933	1.08		1.08		1.02		106
R3	12.88	0.05	2.17	2.22	(0.15)	—	—	(0.15)	14.95	17.28		4,413	1.63		1.59		0.38		106
R4	12.98	0.08	2.22	2.30	(0.18)	—	—	(0.18)	15.10	17.76		7,066	1.29		1.27		0.63		106
R5	13.04	0.14	2.21	2.35	(0.24)	—	—	(0.24)	15.15	18.12		2,704	0.99		0.97		1.04		106
Y	13.07	0.14	2.22	2.36	(0.24)	—	—	(0.24)	15.19	18.20		189,576	0.90		0.90		1.05		106

The accompanying notes are an integral part of these financial statements.

134

Hartford Funds – International/Global Equity

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford International Small Company Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$16.85	$—	$0.99	$0.99	$(0.24)	$(3.01)	$—	$(3.25)	$14.59	7.98	%(4)	$71,878	1.49	%(5)	1.49	%(5)	(0.01	)%(5)	22%
B	15.88	(0.06)	0.94	0.88	(0.07)	(3.01)	—	(3.08)	13.68	7.58	(4)	1,759	2.63	(5)	2.28	(5)	(0.95	)(5)	22
C	15.61	(0.05)	0.91	0.86	(0.14)	(3.01)	—	(3.15)	13.32	7.69	(4)	15,476	2.20	(5)	2.20	(5)	(0.76	)(5)	22
I	16.76	0.04	0.98	1.02	(0.28)	(3.01)	—	(3.29)	14.49	8.28	(4)	50,282	1.15	(5)	1.15	(5)	0.53	(5)	22
R3	16.94	(0.01)	1.01	1.00	(0.23)	(3.01)	—	(3.24)	14.70	8.00	(4)	10,331	1.69	(5)	1.65	(5)	(0.15	)(5)	22
R4	17.02	0.01	1.02	1.03	(0.28)	(3.01)	—	(3.29)	14.76	8.16	(4)	7,589	1.39	(5)	1.35	(5)	0.15	(5)	22
R5	17.11	0.04	1.00	1.04	(0.31)	(3.01)	—	(3.32)	14.83	8.20	(4)	450	1.13	(5)	1.05	(5)	0.51	(5)	22
Y	17.12	0.04	1.01	1.05	(0.32)	(3.01)	—	(3.33)	14.84	8.31	(4)	162,760	0.99	(5)	0.99	(5)	0.59	(5)	22

For the Year Ended October 31, 2014
A	$17.46	$0.07	$(0.65)	$(0.58)	$(0.03)	$—	$—	$(0.03)	$16.85	(3.33)%		$69,074	1.49%		1.49%		0.37%		66%
B	16.57	(0.10)	(0.59)	(0.69)	—	—	—	—	15.88	(4.16)		2,524	2.52		2.29		(0.58)		66
C	16.27	(0.05)	(0.61)	(0.66)	—	—	—	—	15.61	(4.06)		16,752	2.19		2.19		(0.32)		66
I	17.39	0.15	(0.68)	(0.53)	(0.10)	—	—	(0.10)	16.76	(3.08)		37,503	1.19		1.19		0.86		66
R3	17.58	0.04	(0.66)	(0.62)	(0.02)	—	—	(0.02)	16.94	(3.54)		9,399	1.70		1.65		0.20		66
R4	17.65	0.09	(0.65)	(0.56)	(0.07)	—	—	(0.07)	17.02	(3.22)		6,754	1.40		1.35		0.50		66
R5	17.72	0.13	(0.64)	(0.51)	(0.10)	—	—	(0.10)	17.11	(2.90)		343	1.10		1.05		0.70		66
Y	17.73	0.15	(0.65)	(0.50)	(0.11)	—	—	(0.11)	17.12	(2.88)		116,958	0.99		0.99		0.84		66

For the Year Ended October 31, 2013
A	$13.14	$0.05	$4.51	$4.56	$(0.24)	$—	$—	$(0.24)	$17.46	35.16%		$63,926	1.54%		1.54%		0.34%		78%
B	12.47	(0.06)	4.28	4.22	(0.12)	—	—	(0.12)	16.57	34.12		4,504	2.55		2.29		(0.43)		78
C	12.26	(0.05)	4.20	4.15	(0.14)	—	—	(0.14)	16.27	34.19		11,936	2.28		2.28		(0.39)		78
I	13.09	0.10	4.49	4.59	(0.29)	—	—	(0.29)	17.39	35.66		5,546	1.11		1.11		0.64		78
R3	13.24	0.04	4.53	4.57	(0.23)	—	—	(0.23)	17.58	35.02		7,319	1.69		1.65		0.24		78
R4	13.29	0.08	4.55	4.63	(0.27)	—	—	(0.27)	17.65	35.44		3,662	1.39		1.35		0.53		78
R5	13.34	0.14	4.54	4.68	(0.30)	—	—	(0.30)	17.72	35.74		622	1.11		1.05		0.93		78
Y	13.34	0.14	4.56	4.70	(0.31)	—	—	(0.31)	17.73	35.86		216,574	0.99		0.99		0.94		78

For the Year Ended October 31, 2012(6)
A	$12.03	$0.08	$1.06	$1.14	$(0.03)	$—	$—	$(0.03)	$13.14	9.56%		$47,109	1.61%		1.55%		0.59%		61%
B	11.47	(0.03)	1.03	1.00	—	—	—	—	12.47	8.72		4,973	2.62		2.30		(0.20)		61
C	11.28	(0.02)	1.00	0.98	—	—	—	—	12.26	8.69		8,647	2.37		2.30		(0.17)		61
I	12.00	0.13	1.06	1.19	(0.10)	—	—	(0.10)	13.09	10.08		8,781	1.06		1.05		1.12		61
R3	12.16	0.08	1.06	1.14	(0.06)	—	—	(0.06)	13.24	9.44		4,297	1.71		1.65		0.62		61
R4	12.20	0.12	1.06	1.18	(0.09)	—	—	(0.09)	13.29	9.81		1,802	1.41		1.35		0.95		61
R5	12.22	0.14	1.08	1.22	(0.10)	—	—	(0.10)	13.34	10.17		164	1.15		1.05		1.15		61
Y	12.23	0.13	1.09	1.22	(0.11)	—	—	(0.11)	13.34	10.14		162,036	1.01		1.00		1.11		61

For the Year Ended October 31, 2011
A	$12.56	$0.07	$(0.47)	$(0.40)	$(0.13)	$—	$—	$(0.13)	$12.03	(3.28)%		$50,854	1.59%		1.55%		0.51%		69%
B	11.97	(0.04)	(0.43)	(0.47)	(0.03)	—	—	(0.03)	11.47	(3.91)		6,188	2.55		2.30		(0.29)		69
C	11.78	(0.03)	(0.43)	(0.46)	(0.04)	—	—	(0.04)	11.28	(3.93)		9,420	2.34		2.30		(0.27)		69
I	12.53	0.12	(0.46)	(0.34)	(0.19)	—	—	(0.19)	12.00	(2.82)		7,309	1.09		1.07		0.94		69
R3	12.72	0.09	(0.50)	(0.41)	(0.15)	—	—	(0.15)	12.16	(3.31)		2,065	1.71		1.65		0.73		69
R4	12.74	0.12	(0.50)	(0.38)	(0.16)	—	—	(0.16)	12.20	(3.10)		356	1.44		1.35		0.90		69
R5	12.75	0.13	(0.47)	(0.34)	(0.19)	—	—	(0.19)	12.22	(2.77)		126	1.12		1.05		0.99		69
Y	12.76	0.14	(0.48)	(0.34)	(0.19)	—	—	(0.19)	12.23	(2.72)		105,329	1.02		1.00		1.03		69

For the Year Ended October 31, 2010
A	$10.74	$0.02	$1.92	$1.94	$(0.12)	$—	$—	$(0.12)	$12.56	18.22%		$53,514	1.63%		1.57%		0.14%		97%
B	10.28	(0.07)	1.84	1.77	(0.08)	—	—	(0.08)	11.97	17.28		7,850	2.60		2.32		(0.63)		97
C	10.10	(0.07)	1.80	1.73	(0.05)	—	—	(0.05)	11.78	17.23		11,103	2.37		2.32		(0.62)		97
I	10.70	0.07	1.91	1.98	(0.15)	—	—	(0.15)	12.53	19.76		7,698	1.08		1.08		0.63		97
R3(10)	10.20	—	2.52	2.52	—	—	—	—	12.74	24.71	(4)	125	1.73	(5)	1.65	(5)	0.08	(5)	97
R4(10)	10.20	0.02	2.52	2.54	—	—	—	—	12.74	24.90	(4)	125	1.43	(5)	1.36	(5)	0.38	(5)	97
R5(10)	10.20	0.04	2.51	2.55	—	—	—	—	12.75	25.00	(4)	125	1.12	(5)	1.06	(5)	0.68	(5)	97
Y	10.89	0.07	1.96	2.03	(0.16)	—	—	(0.16)	12.76	18.83		111,493	1.02		1.02		0.68		97

The accompanying notes are an integral part of these financial statements.

135

Hartford Funds – International/Global Equity

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford International Value Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$14.37	$0.07	$1.22	$1.29	$(0.07)		$—	$—	$(0.07)	$15.59	9.03	%(4)	$323,592	1.33	%(5)	1.33	%(5)	0.93	%(5)	18%
C	14.16	(0.01)	1.24	1.23	(0.02)		—	—	(0.02)	15.37	8.70	(4)	58,681	2.00	(5)	2.00	(5)	(0.11	)(5)	18
I	14.49	0.06	1.27	1.33	(0.10)		—	—	(0.10)	15.72	9.28	(4)	539,340	0.98	(5)	0.98	(5)	0.84	(5)	18
R3	14.33	0.02	1.26	1.28	(0.03)		—	—	(0.03)	15.58	8.94	(4)	1,417	1.60	(5)	1.60	(5)	0.32	(5)	18
R4	14.42	0.06	1.24	1.30	(0.07)		—	—	(0.07)	15.65	9.07	(4)	2,627	1.30	(5)	1.30	(5)	0.79	(5)	18
R5	14.50	0.06	1.27	1.33	(0.10)		—	—	(0.10)	15.73	9.22	(4)	1,293	0.99	(5)	0.99	(5)	0.89	(5)	18
Y	14.75	0.09	1.27	1.36	(0.11)		—	—	(0.11)	16.00	9.29	(4)	105,549	0.89	(5)	0.89	(5)	1.17	(5)	18

For the Year Ended October 31, 2014
A	$14.22	$0.14	$0.01	$0.15	$—		$—	$—	$—	$14.37	1.05%		$116,268	1.37%		1.36%		0.94%		31%
C	14.11	0.03	0.02	0.05	—		—	—	—	14.16	0.35		52,779	2.05		2.04		0.19		31
I	14.29	0.18	0.02	0.20	—		—	—	—	14.49	1.40		515,604	1.02		1.01		1.20		31
R3	14.22	0.10	0.01	0.11	—		—	—	—	14.33	0.77		1,223	1.70		1.60		0.66		31
R4	14.26	0.15	0.01	0.16	—		—	—	—	14.42	1.12		1,111	1.39		1.30		0.96		31
R5	14.30	0.21	(0.01)	0.20	—		—	—	—	14.50	1.40		1,185	1.08		1.00		1.37		31
Y	14.54	0.19	0.02	0.21	—		—	—	—	14.75	1.44		47,264	0.96		0.95		1.26		31

For the Year Ended October 31, 2013
A	$11.83	$0.21	$3.22	$3.43	$(1.04	)(11)	$—	$—	$(1.04)	$14.22	30.95%		$13,315	1.91%		1.40%		1.67%		253%
C	11.75	0.12	3.20	3.32	(0.96	)(12)	—	—	(0.96)	14.11	30.00		2,604	2.57		2.11		0.91		253
I	11.89	0.25	3.24	3.49	(1.09	)(13)	—	—	(1.09)	14.29	31.36		2,558	1.48		1.02		1.93		253
R3	11.83	0.21	3.20	3.41	(1.02	)(11)	—	—	(1.02)	14.22	30.67		823	2.17		1.60		1.63		253
R4	11.86	0.24	3.21	3.45	(1.05	)(11)	—	—	(1.05)	14.26	31.06		801	1.86		1.30		1.93		253
R5	11.89	0.28	3.22	3.50	(1.09	)(13)	—	—	(1.09)	14.30	31.44		809	1.56		1.00		2.23		253
Y	11.91	0.23	3.50	3.73	(1.10	)(13)	—	—	(1.10)	14.54	33.53		10,725	1.27		0.81		1.86		253

For the Year Ended October 31, 2012
A	$11.28	$0.18	$0.45	$0.63	$(0.08)		$—	$—	$(0.08)	$11.83	5.68%		$4,126	1.57%		1.40%		1.64%		137%
C	11.19	0.10	0.46	0.56	—		—	—	—	11.75	5.00		901	2.18		2.09		0.94		137
I	11.32	0.23	0.45	0.68	(0.11)		—	—	(0.11)	11.89	6.14		615	1.09		1.00		2.02		137
R3	11.26	0.16	0.45	0.61	(0.04)		—	—	(0.04)	11.83	5.47		641	1.80		1.60		1.41		137
R4	11.29	0.19	0.46	0.65	(0.08)		—	—	(0.08)	11.86	5.80		611	1.49		1.30		1.72		137
R5	11.32	0.23	0.45	0.68	(0.11)		—	—	(0.11)	11.89	6.15		615	1.19		1.00		2.02		137
Y	11.34	0.28	0.42	0.70	(0.13)		—	—	(0.13)	11.91	6.32		27,906	1.01		0.92		2.50		137

For the Year Ended October 31, 2011
A	$11.82	$0.18	$(0.45)	$(0.27)	$(0.02)		$(0.25)	$—	$(0.27)	$11.28	(2.37)%		$3,629	1.69%		1.34%		1.50%		112%
C	11.79	0.09	(0.44)	(0.35)	—		(0.25)	—	(0.25)	11.19	(3.10)		859	2.37		2.02		0.74		112
I	11.84	0.22	(0.45)	(0.23)	(0.04)		(0.25)	—	(0.29)	11.32	(2.07)		621	1.34		1.00		1.85		112
R3	11.81	0.15	(0.45)	(0.30)	—		(0.25)	—	(0.25)	11.26	(2.67)		597	2.05		1.60		1.22		112
R4	11.82	0.18	(0.45)	(0.27)	(0.01)		(0.25)	—	(0.26)	11.29	(2.34)		577	1.74		1.30		1.52		112
R5	11.84	0.22	(0.46)	(0.24)	(0.03)		(0.25)	—	(0.28)	11.32	(2.09)		580	1.44		1.00		1.82		112
Y	11.84	0.20	(0.41)	(0.21)	(0.04)		(0.25)	—	(0.29)	11.34	(1.90)		130,450	1.10		0.76		1.70		112

For the Year Ended October 31, 2010(6)
A(10)	$10.00	$0.02	$1.80	$1.82	$—		$—	$—	$—	$11.82	18.20	%(4)	$1,765	3.05	%(5)	1.27	%(5)	0.50	%(5)	47	%(4)
C(10)	10.00	(0.01)	1.80	1.79	—		—	—	—	11.79	17.90	(4)	695	3.76	(5)	1.98	(5)	(0.28	)(5)	47	(4)
I(10)	10.00	0.03	1.81	1.84	—		—	—	—	11.84	18.40	(4)	601	2.75	(5)	0.97	(5)	0.67	(5)	47	(4)
R3(10)	10.00	—	1.81	1.81	—		—	—	—	11.81	18.10	(4)	609	3.45	(5)	1.62	(5)	0.02	(5)	47	(4)
R4(10)	10.00	0.01	1.81	1.82	—		—	—	—	11.82	18.20	(4)	591	3.15	(5)	1.32	(5)	0.33	(5)	47	(4)
R5(10)	10.00	0.03	1.81	1.84	—		—	—	—	11.84	18.40	(4)	592	2.85	(5)	1.02	(5)	0.63	(5)	47	(4)
Y(10)	10.00	0.03	1.81	1.84	—		—	—	—	11.84	18.40	(4)	1,777	2.75	(5)	0.97	(5)	0.68	(5)	47	(4)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Not annualized.

The accompanying notes are an integral part of these financial statements.

136

Hartford Funds – International/Global Equity

Financial Highlights – (continued)

(5)	Annualized.
(6)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(7)	Commenced operations on May 31, 2011.
(8)	During the year ended October 31, 2014, the Fund incurred $165.7 million in sales of securities held associated with the transition of assets from The Hartford Global Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(9)	Commenced operations on November 7, 2014.
(10)	Commenced operations on May 28, 2010.
(11)	Included in this amount are tax distributions from capital of ($0.10).
(12)	Included in the amount are tax distributions from capital of ($0.09).
(13)	Included in the amount are tax distributions from capital of ($0.11).

The accompanying notes are an integral part of these financial statements.

137

Hartford Funds – International/Global Equity

Directors and Officers (Unaudited)

The Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies”) appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by The Board of Directors of the Companies (the “Directors”). Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. (“The Hartford”) are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and one of the Company’s Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment Funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014. Ms. Jaffee currently serves as a member of the Board of Directors of Global Corp. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College.

138

Hartford Funds – International/Global Equity

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as the Treasurer of HFMG. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund and the Retail Funds from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

139

Hartford Funds – International/Global Equity

Directors and Officers (Unaudited) – (continued)

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Funds’ Form N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

140

Hartford Funds – International/Global Equity

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2014 through April 30, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hartford Emerging Markets Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,053.10	$8.91	$1,000.00	$1,016.12	$8.75	1.75%	181	365
Class C	$1,000.00	$1,048.80	$12.65	$1,000.00	$1,012.45	$12.42	2.49%	181	365
Class I	$1,000.00	$1,055.20	$6.83	$1,000.00	$1,018.15	$6.71	1.34%	181	365
Class R3	$1,000.00	$1,052.20	$9.92	$1,000.00	$1,015.13	$9.74	1.95%	181	365
Class R4	$1,000.00	$1,054.10	$8.40	$1,000.00	$1,016.61	$8.25	1.65%	181	365
Class R5	$1,000.00	$1,054.80	$6.88	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class Y	$1,000.00	$1,055.50	$6.63	$1,000.00	$1,018.35	$6.51	1.30%	181	365

141

Hartford Funds – International/Global Equity

Expense Example (Unaudited) – (continued)

Hartford Global Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,067.60	$6.41	$1,000.00	$1,018.60	$6.26	1.25%	181	365
Class B	$1,000.00	$1,064.20	$10.24	$1,000.00	$1,014.88	$9.99	2.00%	181	365
Class C	$1,000.00	$1,064.30	$9.93	$1,000.00	$1,015.17	$9.69	1.94%	181	365
Class I	$1,000.00	$1,070.00	$4.82	$1,000.00	$1,020.13	$4.71	0.94%	181	365
Class R3	$1,000.00	$1,067.40	$6.92	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class R4	$1,000.00	$1,069.00	$5.39	$1,000.00	$1,019.59	$5.26	1.05%	181	365
Class R5	$1,000.00	$1,069.50	$4.77	$1,000.00	$1,020.18	$4.66	0.93%	181	365
Class Y	$1,000.00	$1,070.40	$4.21	$1,000.00	$1,020.73	$4.11	0.82%	181	365

Hartford Global Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,049.20	$6.35	$1,000.00	$1,018.60	$6.26	1.25%	181	365
Class B	$1,000.00	$1,045.00	$10.14	$1,000.00	$1,014.88	$9.99	2.00%	181	365
Class C	$1,000.00	$1,044.80	$10.14	$1,000.00	$1,014.88	$9.99	2.00%	181	365
Class I	$1,000.00	$1,050.50	$4.88	$1,000.00	$1,020.03	$4.81	0.96%	181	365
Class R3	$1,000.00	$1,048.20	$7.36	$1,000.00	$1,017.60	$7.25	1.45%	181	365
Class R4	$1,000.00	$1,049.60	$5.84	$1,000.00	$1,019.09	$5.76	1.15%	181	365
Class R5	$1,000.00	$1,051.00	$4.32	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class Y	$1,000.00	$1,050.40	$4.07	$1,000.00	$1,020.83	$4.01	0.80%	181	365

Hartford International Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,060.80	$7.41	$1,000.00	$1,017.60	$7.25	1.45%	181	365
Class B	$1,000.00	$1,058.00	$11.07	$1,000.00	$1,014.03	$10.84	2.17%	181	365
Class C	$1,000.00	$1,058.10	$11.23	$1,000.00	$1,013.89	$10.99	2.20%	181	365
Class I	$1,000.00	$1,063.10	$5.73	$1,000.00	$1,019.24	$5.61	1.12%	181	365
Class R3	$1,000.00	$1,060.80	$8.43	$1,000.00	$1,016.61	$8.25	1.65%	181	365
Class R4	$1,000.00	$1,062.00	$6.90	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class R5	$1,000.00	$1,064.10	$5.37	$1,000.00	$1,019.59	$5.26	1.05%	181	365
Class Y	$1,000.00	$1,064.70	$5.12	$1,000.00	$1,019.84	$5.01	1.00%	181	365

142

Hartford Funds – International/Global Equity

Expense Example (Unaudited) – (continued)

The Hartford International Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,066.70	$7.64	$1,000.00	$1,017.41	$7.45	1.49%	181	365
Class B	$1,000.00	$1,062.70	$11.51	$1,000.00	$1,013.64	$11.23	2.25%	181	365
Class C	$1,000.00	$1,063.60	$11.26	$1,000.00	$1,013.89	$10.99	2.20%	181	365
Class I	$1,000.00	$1,068.30	$5.59	$1,000.00	$1,019.39	$5.46	1.09%	181	365
Class R3	$1,000.00	$1,066.20	$8.20	$1,000.00	$1,016.86	$8.00	1.60%	181	365
Class R4	$1,000.00	$1,068.40	$6.67	$1,000.00	$1,018.35	$6.51	1.30%	181	365
Class R5	$1,000.00	$1,069.90	$5.13	$1,000.00	$1,019.84	$5.01	1.00%	181	365
Class Y	$1,000.00	$1,069.20	$4.87	$1,000.00	$1,020.08	$4.76	0.95%	181	365

The Hartford International Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,063.60	$6.09	$1,000.00	$1,018.89	$5.96	1.19%	181	365
Class B	$1,000.00	$1,059.40	$10.37	$1,000.00	$1,014.73	$10.14	2.03%	181	365
Class C	$1,000.00	$1,060.50	$9.81	$1,000.00	$1,015.27	$9.59	1.92%	181	365
Class I	$1,000.00	$1,066.30	$4.35	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class R3	$1,000.00	$1,062.60	$7.36	$1,000.00	$1,017.65	$7.20	1.44%	181	365
Class R4	$1,000.00	$1,064.40	$5.84	$1,000.00	$1,019.14	$5.71	1.14%	181	365
Class R5	$1,000.00	$1,065.40	$4.30	$1,000.00	$1,020.63	$4.21	0.84%	181	365
Class R6(1)	$1,000.00	$1,080.80	$3.58	$1,000.00	$1,020.12	$3.47	0.73%	172	365
Class Y	$1,000.00	$1,066.10	$3.79	$1,000.00	$1,021.13	$3.71	0.74%	181	365

(1)	Commenced operations on November 7, 2014.

The Hartford International Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,079.80	$7.68	$1,000.00	$1,017.41	$7.45	1.49%	181	365
Class B	$1,000.00	$1,075.80	$11.73	$1,000.00	$1,013.49	$11.38	2.28%	181	365
Class C	$1,000.00	$1,076.90	$11.33	$1,000.00	$1,013.89	$10.99	2.20%	181	365
Class I	$1,000.00	$1,082.80	$5.94	$1,000.00	$1,019.09	$5.76	1.15%	181	365
Class R3	$1,000.00	$1,080.00	$8.51	$1,000.00	$1,016.61	$8.25	1.65%	181	365
Class R4	$1,000.00	$1,081.60	$6.97	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class R5	$1,000.00	$1,082.00	$5.42	$1,000.00	$1,019.59	$5.26	1.05%	181	365
Class Y	$1,000.00	$1,083.10	$5.11	$1,000.00	$1,019.89	$4.96	0.99%	181	365

143

Hartford Funds – International/Global Equity

Expense Example (Unaudited) – (continued)

The Hartford International Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,090.30	$6.89	$1,000.00	$1,018.20	$6.66	1.33%	181	365
Class C	$1,000.00	$1,087.00	$10.35	$1,000.00	$1,014.88	$9.99	2.00%	181	365
Class I	$1,000.00	$1,092.80	$5.09	$1,000.00	$1,019.94	$4.91	0.98%	181	365
Class R3	$1,000.00	$1,089.40	$8.29	$1,000.00	$1,016.86	$8.00	1.60%	181	365
Class R4	$1,000.00	$1,090.70	$6.74	$1,000.00	$1,018.35	$6.51	1.30%	181	365
Class R5	$1,000.00	$1,092.20	$5.14	$1,000.00	$1,019.89	$4.96	0.99%	181	365
Class Y	$1,000.00	$1,092.90	$4.62	$1,000.00	$1,020.38	$4.46	0.89%	181	365

144

Hartford Funds – International/Global Equity

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Asset Allocation Strategy Risk: (Global Capital Appreciation Fund and International Capital Appreciation Fund only) The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Dividend Paying Security Investment Risk: (Global Equity Income Fund only) Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

Growth Investing Risk: (International Growth Fund only) Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mid-Cap Stock Risk: (International Opportunities Fund only) Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Quantitative Investing Risk: (Emerging Markets Equity Fund only) The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Small-Cap Stock Risk: (International Small Company Fund only) Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Small/Mid-Cap Stock Risk: (All Funds but Global Equity Income Fund, International Opportunities Fund and International Small Company Fund) Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Value Investing Risk: (Global Equity Income Fund and International Value Fund only) Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

145

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

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as required by law.

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Some techniques we use to protect Personal Information include:

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We are responsible for and must:

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Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

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As used in this Privacy Notice:

Application means your request for our product or service.

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Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

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Transaction means your business dealings with us, such as:

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You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC

Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-GE15 6/15 117964 Printed in U.S.A.	hartfordfunds.com

HARTFORDFUNDS

Our benchmark is the investor.℠

MIXED-ASSET FUNDS

2015 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

The now six-year-old bull market in equities continued through the six months ended April 30, 2015, the period of this report, after notching its sixth-consecutive calendar year of positive returns in 2014. From its financial-crisis low in March 2009, the S&P 500 Index[1] has grown more than 200%. Returns have been modest so far in 2015, with the S&P 500 Index gaining just less than 2% through April, yet the Index generally managed to stay in positive territory during the period.

A stronger U.S. dollar, a result of divergent domestic and foreign central-bank policies, and cheaper oil, due to a supply glut unmatched by demand, were market drivers during the period.

In addition, central banks around the globe continue to play an important role in influencing investor and market movement.

On the domestic front, the U.S. Federal Reserve (Fed) ended its bond-buying quantitative-easing (QE) program in late 2014. Now, investor focus is centered on Fed meetings to determine the timeline for future rate hikes, which is dependent on the rate of economic growth, employment rates, and inflation expectations. Currently, rate increases are expected to take place in late 2015. When the Fed begins to raise rates, the shift is likely to be felt by fixed-income investors in particular, as bonds are generally more sensitive to shifting rates than equities.

Though QE ended in the U.S., it is still in use overseas. The Bank of Japan ramped up their existing QE program to stimulate growth by increasing the amount of purchases in their bond-buying program. The European Central Bank started its own program of bond purchases in early 2015 to lower borrowing costs in hopes of stimulating the sluggish economies in the Eurozone. In particular, Greece remains a source of concern as it tries to negotiate its debt repayment to satisfy its creditors.

As the second half of the year approaches, the continuing role of central banks and macroeconomic events in financial markets serves as an important reminder to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Funds – Mixed-Asset Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Balanced Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Balanced A2	3.89%	9.48%	9.91%	6.69%
Balanced A3	-1.82%	3.46%	8.67%	6.08%
Balanced B2	3.42%	8.55%	8.97%	5.98%	[4]
Balanced B3	-1.58%	3.55%	8.68%	5.98%	[4]
Balanced C2	3.51%	8.72%	9.13%	5.92%
Balanced C3	2.51%	7.72%	9.13%	5.92%
Balanced I2,5	3.94%	9.53%	9.92%	6.69%
Balanced R3[2]	3.78%	9.23%	9.66%	6.56%
Balanced R4[2]	3.91%	9.57%	9.99%	6.81%
Balanced R5[2]	4.06%	9.83%	10.33%	7.08%
Balanced Y2	4.04%	9.90%	10.39%	7.15%
Balanced Fund Blended Index	3.48%	9.38%	10.28%	7.01%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%	0.02%	0.09%	1.46%
Barclays Government/Credit Bond Index	2.12%	4.44%	4.39%	4.75%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 03/31/2015. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on March 31, 2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges) which had different operating expenses.

Balanced Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Class A	1.17%	1.17%
Balanced Class B	2.04%	2.27%
Balanced Class C	1.86%	1.86%
Balanced Class I	0.89%	0.89%
Balanced Class R3	1.40%	1.50%
Balanced Class R4	1.10%	1.16%
Balanced Class R5	0.80%	0.86%
Balanced Class Y	0.74%	0.74%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John C. Keogh

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael E. Stack, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Balanced Fund returned 3.89%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s custom benchmark (60% S&P 500 Index, 35% Barclays Government/Credit Bond Index, and 5% Bank of America Merrill Lynch 3-Month Treasury Bill Index), which returned 3.48% for the same period. The Fund outperformed the 3.50% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents. For the same period, the S&P 500 Index returned 4.40%, the Barclays Government/Credit Bond Index returned 2.12%, and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index returned 0.01%.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strongly with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains.

Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks. Within the S&P 500 Index, Consumer Discretionary (+12%), Healthcare (+7%), and Information Technology (+6%) posted the largest gains, while the Energy (-5%), Utilities (-1%), and Industrials (+2%) sectors lagged on a relative basis.

3

The Hartford Balanced Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the Fed charted a course for policy normalization and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult, arising from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns in the major fixed income sectors were mixed as the decline in government bond yields was not enough to offset the credit-spread widening in certain sectors such as high yield and emerging markets.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, both the equity and fixed income portions of the Fund outperformed their benchmarks. Asset allocation contributed positively to results relative to the custom benchmark as the Fund was overweight equities relative to the custom benchmark in an environment where equities outperformed.

Equity outperformance versus the custom benchmark was driven primarily by security selection within the Consumer Staples, Financials, and Information Technology sectors. An underweight to

Consumer Discretionary and security selection in Healthcare detracted from performance relative to the S&P 500 Index during the period. A modest cash position detracted in an upward trending market environment.

Top contributors to performance relative to the custom benchmark in the equity portion of the Fund during the period were Kraft Foods (Consumer Staples), Cisco Systems (Information Technology) and Analog Devices (Information Technology). Shares of Kraft Foods, a U.S.-based food manufacturer and processor, rose on the back of news that Heinz is to take over the U.S. food manufacturer in a deal which will create one of North America’s biggest food companies bringing together some of the best known household brands in the U.S., ranging from Heinz ketchup to Jell-O desserts. Shares of Cisco Systems, an internet networking and service provider, outperformed over the period after the company saw strength across several key markets and reported above consensus results. Shares of Analog, a semiconductor company focused on industrial, communications, and automotive end-markets, rose during the period as a result of the company’s growth profile that was higher than gross domestic product during the period, which investors viewed favorably. The Fund’s holdings in Apple (Information Technology) also contributed on an absolute basis.

During the period, stocks that detracted the most from returns relative to the custom benchmark in the equity portion of the Fund included Amazon.com (Consumer Discretionary), UCB SA (Healthcare) and EMC (Information Technology). Shares of Amazon.com, a U.S.-based global ecommerce company, rose during the period as the company disclosed better-than-expected profitability at Amazon Web Services, and announced first quarter earnings, revenues, and margins that exceeded consensus expectations. Not holding the strong performing benchmark constituent detracted from relative returns during the period. Shares of UCB SA, a Belgium-based health care company that specializes in diseases of the central nervous system and immunology, fell during the period due to a mixed earnings report and anticipated near-term volatility in pipeline therapies. Shares of EMC, the largest data storage provider in the U.S., declined during the period as the company faced increasing pressures from cloud-based computing which weighed on the stock. Gilead Sciences (Healthcare) and Exxon Mobil (Energy) were among the top detractors from absolute results during the period.

The fixed income portion of the Fund outperformed the Barclays Government/Credit Bond Index during the period. Security selection within, and an underweight to, investment grade corporates was the primary contributor to relative results, particularly within Industrials and Utilities. An out-of-benchmark allocation to agency pass-through mortgages also contributed to results relative to the Barclays Government/Credit Bond Index. An overweight allocation to high yield corporate credit, particularly Industrials, had a slightly negative impact on performance.

4

The Hartford Balanced Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Derivatives were not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We expect the global economy to gradually work its way free of the cycle of currency weakness, falling commodity prices, and deflationary fears. We believe that growth should begin to accelerate globally in late 2015.

On the equity side, we are cautiously optimistic as we enter the second quarter. We remain diligent in applying our process to find what we believe are quality companies with superior total return potential and discounted valuations. The Healthcare and Industrials sectors represented our largest sector overweight and underweight, respectively, at the end of the period.

On the fixed income side, we ended the quarter with a moderate bias towards economically sensitive securities, continuing to favor financial issuers within investment grade credit. We continued to hold an out-of-benchmark allocation to agency mortgage-backed securities. At the end of the period, the Fund’s equity exposure was at 68% compared to 60% in its custom benchmark and at the upper end of the Fund’s 50-70% range.

5

The Hartford Balanced Income Fund inception 07/31/2006

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Balanced Income A3	2.47%	5.49%	9.95%	7.51%
Balanced Income A4	-3.16%	-0.31%	8.71%	6.82%
Balanced Income B3	2.37%	5.37%	9.58%	6.96%	[5]
Balanced Income B4	-2.61%	0.37%	9.30%	6.96%	[5]
Balanced Income C3	2.08%	4.68%	9.15%	6.71%
Balanced Income C4	1.08%	3.68%	9.15%	6.71%
Balanced Income I3	2.60%	5.68%	10.24%	7.67%
Balanced Income R3[3]	2.25%	5.12%	9.66%	7.50%
Balanced Income R4[3]	2.39%	5.41%	9.97%	7.68%
Balanced Income R5[3]	2.59%	5.74%	10.26%	7.84%
Balanced Income R6[3,6]	2.62%	5.79%	10.43%	7.93%
Balanced Income Y3	2.62%	5.79%	10.43%	7.93%
Balance Income Fund Index	2.54%	6.79%	9.68%	6.93%
Barclays Corporate Index	2.34%	4.81%	5.96%	6.36%
Barclays U.S. Corporate High Yield 2% Issuer Cap Index	1.52%	2.59%	8.31%	8.59%
JP Morgan Emerging Markets Bond Index Plus	0.36%	4.19%	6.82%	7.52%
Russell 1000 Value Index	2.89%	9.31%	13.39%	6.50%

[1]	Not Annualized
[2]	Inception: 07/31/2006
[3]	Without sales charge
[4]	With sales charge
[5]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[6]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Balanced Income Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 45% Russell 1000 Value Index, 44% Barclays Corporate Index, 5.5% JP Morgan Emerging Markets Bond Index Plus and 5.5% Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index.

Barclays Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays U.S. Aggregate Bond Index.

6

The Hartford Balanced Income Fund inception 07/31/2006

Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index is the 2% issuer cap component of the Barclays U.S. High Yield Index, which is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

JP Morgan Emerging Markets Bond Index Plus (EMBI+) is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets. It includes U.S. dollar denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities. Only issues with a current face amount outstanding of $500 million or more and a remaining life of greater than 2.5 years are eligible for inclusion.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

7

The Hartford Balanced Income Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Income Class A	0.97%	0.97%
Balanced Income Class B	1.74%	1.82%
Balanced Income Class C	1.70%	1.70%
Balanced Income Class I	0.70%	0.70%
Balanced Income Class R3	1.24%	1.32%
Balanced Income Class R4	0.94%	1.02%
Balanced Income Class R5	0.69%	0.73%
Balanced Income Class R6	0.62%	0.62%
Balanced Income Class Y	0.62%	0.62%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Lucius T. Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Scott I. St. John, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Balanced Income Fund returned 2.47%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s custom benchmark (45% Russell 1000 Value Index, 44% Barclays Corporate Index, 5.5% Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index, and 5.5% JP Morgan Emerging Markets Bond Index Plus) which returned 2.54% for the same period. The Fund also underperformed the 2.68% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents. For the same period, the Barclays Corporate Index returned 2.34%, the Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index returned 1.52%, the JP Morgan Emerging Markets Bond Index Plus returned 0.36%, and the Russell 1000 Value Index returned 2.89%.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central Bank (ECB) announced a

8

The Hartford Balanced Income Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

€1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult, arising from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns in the major fixed income sectors were mixed as the decline in government bond yields was not enough to offset the credit-spread widening in certain sectors such as high yield and emerging markets.

The Fund underperformed its custom benchmark primarily due to an overweight allocation to high yield in the fixed income portion of the Fund which more than offset strong security selection in the equity portion of the Fund during the period. Among the top detractors from relative returns in the equity portion of the Fund were National Bank of Canada (Financials), National Grid (Utilities), and UnitedHealth Group (Healthcare). Shares of National Bank of Canada fell during the period due to slower-than-anticipated economic growth and credit trends investors feared would weigh on earnings. Shares of National Grid, a U.K.-based regulatory utility with attractive U.S. transmission assets, declined during the period as an uptick in interest rates and improved risk sentiment caused investors to shift capital away from the traditionally defensive utility sector, which weighed on the company’s stock price. Shares of UnitedHealth Group, a U.S.-based health insurance company, rose during the period as the company continued to benefit from the increased number of insured provided by the Affordable Care Act (ACA). Not owning the strong performing Russell 1000 Value Index constituent detracted on returns during the period. Exxon Mobil (Energy) and Johnson & Johnson (Healthcare) were also top detractors from absolute returns for the period.

Among the top contributors to returns relative to the custom benchmark in the equity portion of the Fund were Kraft Foods (Consumer Staples), Analog Devices (Information Technology), and Bank of America (Financials). Shares of Kraft Foods, a U.S.-based food manufacturer and processor, rose on the back of news that Heinz is to take over the U.S. food manufacturer in a deal which will create one of North America’s biggest food companies bringing together some of the best known household brands in the U.S., ranging from Heinz ketchup to Jell-O desserts. Shares of Analog, a semiconductor company focused on industrial, communications, and automotive end-markets, rose during the period as a result of the company’s growth profile that was higher than gross domestic product during the period, which investors viewed favorably. Shares of Bank of America, a global diversified bank, underperformed during the period as the company reported revenue which was below consensus expectations due to weak trading revenue. Not owning the weak performing benchmark-constituent contributed to returns during the period. Pfizer (Healthcare) was also a top contributor to absolute returns for the period.

The fixed income component of the Fund outperformed the Barclays Corporate Index for the period due primarily to strong security selection within investment grade credit. Security selection within emerging market debt and high yield credit debt also contributed to outperformance relative to the Barclays Corporate Index. The Fund’s duration and yield curve positioning detracted during the period due primarily to an underweight to the 5-year portion of the curve, as rates came down during the period. Modest exposure to high yield index derivatives had little impact on relative performance during the period.

Asset allocation between equities and fixed income contributed positively to relative results during the period due to an underweight to fixed income and an overweight to equities in an environment where equities outperformed the broad fixed income markets.

Over the period, the Fund made use of Treasury Futures to manage overall interest rate risk and yield curve exposures. The Fund also made use of Credit Default Swap Indexes (CDX) to help manage the portfolio’s asset allocation and overall level of credit risk. During the period, active duration and yield curve positioning detracted modestly excess returns. Conversely, the fund’s asset allocation and credit positioning were in aggregate additive to relative results.

9

The Hartford Balanced Income Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

What is the outlook?

Despite what we believe are unattractive valuations, we remain constructive on the U.S. Economic fundamentals continue to improve and the growth outlook remains positive. Top line revenue growth, stock specific risk opportunities, and returns on capital are leading the way in a relatively flat market year-to-date. We believe this is good for fundamental, active strategies. On the equity side, we believe the portfolio is well-positioned to benefit from continued economic improvements. Based on bottom-up stock decisions in the equity portion of the Fund, we ended the period most overweight Information Technology, Consumer Staples and Telecommunication Services. Our largest equity underweights at the end of the period were Financials, Consumer Discretionary, and Industrials relative to the Russell 1000 Value index. On the fixed income side, we ended the period with a moderate bias towards economically sensitive securities, continuing to favor financial and communication issuers within investment grade credit. At the end of the period, we were overweight high yield and held an out-of-Barclays Corporate Index allocation to non-agency mortgage-backed securities.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a bias towards equities relative to its custom benchmark.

10

The Hartford Checks and Balances Fund inception 05/31/2007

(advised by Hartford Funds Management Company LLC)	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Checks and Balances A3	3.65%	8.44%	9.83%	5.72%
Checks and Balances A4	-2.05%	2.48%	8.60%	4.97%
Checks and Balances B3	3.26%	7.61%	8.93%	4.88%
Checks and Balances B4	-1.37%	2.80%	8.65%	4.88%
Checks and Balances C3	3.30%	7.70%	9.01%	4.94%
Checks and Balances C4	2.37%	6.74%	9.01%	4.94%
Checks and Balances I3	3.83%	8.77%	10.11%	5.99%
Checks and Balances R3[3]	3.49%	8.08%	9.44%	5.43%
Checks and Balances R4[3]	3.63%	8.44%	9.79%	5.70%
Checks and Balances R5[3]	3.77%	8.70%	10.10%	5.96%
Barclays U.S. Aggregate Bond Index	2.06%	4.46%	4.12%	5.09%
Checks and Balances Fund Blended Index	3.81%	10.11%	11.08%	6.26%
Russell 3000 Index	4.74%	12.74%	14.33%	6.43%
S&P 500 Index	4.40%	12.98%	14.33%	6.25%

[1]	Not Annualized
[2]	Inception: 05/31/2007
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Checks and Balances Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 33.3% Barclays U.S. Aggregate Bond Index, 33.4% Russell 3000 Index and 33.3% S&P 500 Index.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

The Hartford Checks and Balances Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Checks and Balances Class A	1.00%	1.00%
Checks and Balances Class B	1.80%	1.80%
Checks and Balances Class C	1.75%	1.75%
Checks and Balances Class I	0.75%	0.75%
Checks and Balances Class R3	1.36%	1.36%
Checks and Balances Class R4	1.06%	1.06%
Checks and Balances Class R5	0.76%	0.76%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company

How did the Fund perform?

The Class A shares of The Hartford Checks and Balances Fund returned 3.65%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s blended benchmark (33.3% Barclays U.S. Aggregate Bond Index, 33.4% Russell 3000 Index, 33.3% S&P 500 Index) which returned 3.81% for the same period. In comparison, the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Russell 3000 Index returned 2.06%, 4.40% and 4.74%, respectively, for the same period. The Fund outperformed the 3.50% average return of the Lipper Mixed-Asset Target Allocation Growth Funds average.

Why did the Fund perform this way?

The Fund makes equal one-third allocations of its assets to Class Y shares of certain Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments that primarily include U.S. and foreign equity securities and fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each Underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s relative performance benefited most from the performance of The Hartford Capital Appreciation Fund. The return of The Hartford Dividend and Growth Fund detracted most from relative performance.

Derivatives were not used in this Fund and did not affect performance during the period.

What is the outlook?

The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to www.hartfordfunds.com for the shareholder report of each Underlying Fund.

12

The Hartford Global All-Asset Fund inception 05/28/2010

(sub-advised by Hartford Investment Management Company LLP)	Investment objective – The Fund seeks to provide long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	Since Inception[2]
Global All-Asset A3	4.09%	4.17%	7.01%
Global All-Asset A4	-1.63%	-1.56%	5.79%
Global All-Asset C3	3.73%	3.32%	6.21%
Global All-Asset C4	2.83%	2.42%	6.21%
Global All-Asset I3	4.24%	4.49%	7.30%
Global All-Asset R3[3]	4.00%	3.92%	6.74%
Global All-Asset R4[3]	4.14%	4.22%	7.06%
Global All-Asset R5[3]	4.28%	4.44%	7.33%
Global All-Asset Y3	4.24%	4.49%	7.36%
Barclays Global Aggregate Bond Hedged USD Index	2.75%	6.05%	4.31%
Global All-Asset Fund Blended Index	4.33%	7.34%	9.47%
MSCI All Country World Index	5.24%	8.01%	12.58%

[1]	Not Anuualized
[2]	Inception: 05/28/2010
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays Global Aggregate Bond Hedged USD Index represents the global investment-grade fixed-income markets.

Global All-Asset Fund Blended Index is calculated by Hartford Funds Management Company, LLC (HFMC) and represents the weighted return of 40% Barclays Global Aggregate USD Hedged Index and 60% MSCI All Country World Index.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

13

The Hartford Global All-Asset Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Global All-Asset Class A	1.30%	1.45%
Global All-Asset Class C	2.05%	2.18%
Global All-Asset Class I	1.05%	1.15%
Global All-Asset Class R3	1.55%	1.78%
Global All-Asset Class R4	1.25%	1.49%
Global All-Asset Class R5	1.00%	1.17%
Global All-Asset Class Y	0.95%	1.07%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Consolidated Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Scott M. Elliott

Senior Managing Director and Asset Allocation Portfolio Manager

Wellington Management Company LLP

Brian M. Garvey

Senior Managing Director and Asset Allocation Portfolio Manager

Wellington Management Company LLP

Mark T. Lynch

Senior Managing Director, Global Industry Analyst and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Global All-Asset Fund returned 4.09%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s custom benchmark (60% MSCI All Country World Index, 40% Barclays Global Aggregate Bond Hedged USD Index), which returned 4.33% for the same period. The Fund outperformed the 2.18% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. For the same period, the Barclays Global Aggregate Bond Hedged USD Index returned 2.75% and the MSCI All Country World Index returned 5.24%.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter of 2014. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions making future growth difficult, such as weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April pushed the country into recession during the third quarter of 2014. The U.S.

14

The Hartford Global All-Asset Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

economy’s positive growth trend remained in place at the beginning of 2015 before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the quarter as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve. Absolute returns in the major fixed income sectors were mixed as the decline in government bond yields was not enough to offset the credit-spread widening in certain sectors such as high yield and emerging markets.

As part of the asset allocation decision making process, the Fund uses global thematic ideas based on macroeconomic trends derived from Wellington Management’s research. From a global thematic perspective, the Fund’s allocation to equities in India and absolute return fixed income were the top detractors from relative results. Underperformance of Indian equities was primarily driven by exposures to the Consumer Discretionary, Information Technology, and Energy sectors. Within absolute return fixed income exposures, both bond and currency positions detracted from results, with currency positions contributing to a majority of negative returns. The primary detractors were long positions in the Canadian dollar and Australian dollar versus the U.S. dollar. In addition, the Fund’s allocation to emerging markets debt detracted from relative results.

The top global thematic contributors were from allocations within Asia and Europe. Outperformance was driven by our long exposure to Asian equities, in particular, exposures within the Technology and Consumer sectors. Our short exposure via swaps on equity indexes in Australia, Chile, and South Africa modestly contributed to results. In aggregate, both equity and bond exposures contributed to the outperformance of our investment ideas within Europe. As a part of the theme we implemented a negative view on the euro currency due to the fact that the ECB is actively depreciating the euro as a part of its reflation policy. This active currency management significantly contributed to our outperformance during the period. Currency will remain a key consideration across our universe, as both a source of return and risk The Fund also benefitted from non-thematic exposures during the period, primarily its strategic allocation to stock/securities included in Wellington’s Global Industry Analysts’ best ideas portfolio. Outperformance within this allocation was due to strong security selection within Consumer Staples, Information Technology, and Materials which offset weaker selection within Financials.

Derivatives are used by the Fund primarily to gain exposure to different asset classes and these investments had a positive impact on performance during the period, including as noted above.

What is the outlook?

The fundamental picture around a number of our investment themes seems to be on an improving trend, particularly economic data out of Europe. At a macro level, a number of important growth drivers are now in place such as lower oil prices, a weaker currency, and stimulus from the ECB. We believe that the consensus view on European growth is too pessimistic, creating significant upside potential for European assets.

Asia also appears to be on firmer footing as fears around Chinese growth and financial sector vulnerability abate. We have exposure to Asian consumer and technology companies that we believe are well positioned to benefit from the ongoing rebalancing of the Chinese economy away from heavy investment in infrastructure.

From an equity perspective, we ended the period overweight European equities and emerging market equities, primarily those of South Korea and India, and underweight U.S. equities. Within the fixed income portion of the Fund, we ended the period overweight global inflation-linked bonds, emerging market debt, and bank loans, and underweight credit, U.S. Treasuries, and mortgage backed securities.

15

Hartford Multi-Asset Income Fund inception 04/30/2014

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	Since Inception[2]
Multi-Asset Income A3	1.85%	2.67%	2.67%
Multi-Asset Income A4	-2.73%	-1.95%	-1.95%
Multi-Asset Income C3	1.47%	1.85%	1.85%
Multi-Asset Income C4	0.48%	0.87%	0.87%
Multi-Asset Income I3	1.98%	2.91%	2.91%
Multi-Asset Income R3[3]	1.69%	2.34%	2.34%
Multi-Asset Income R4[3]	1.84%	2.64%	2.64%
Multi-Asset Income R5[3]	1.93%	2.83%	2.83%
Multi-Asset Income Y3	1.98%	2.94%	2.94%
BofAML Global High Yield Constrained Index	-0.19%	-1.05%	-1.05%
Credit Suisse Leveraged Loan Index	2.31%	3.52%	3.52%
JP Morgan Emerging Markets Bond Index Plus	0.36%	4.19%	4.19%
MSCI All Country World Index	5.24%	8.01%	8.01%
Multi-Asset Income Fund blended Index	2.16%	3.96%	3.96%

[1]	Not Annualized
[2]	Inception: 04/30/2014. Cumulative returns not annualized.
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries with an investment grade foreign currency long-term debt rating (based on a composite of Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Services). The index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

JP Morgan Emerging Markets Bond Index Plus (EMBI+) is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets. It includes U.S. dollar denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities. Only issues with a current face amount outstanding of $500 million or more and a remaining life of greater than 2.5 years are eligible for inclusion.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Multi-Asset Income Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 30% MSCI All Country World Index, 23.4% Bank of America Merrill Lynch Global High Yield Constrained Index, 23.3% JP Morgan Emerging Markets Bond Index Plus and 23.3% Credit Suisse Leveraged Loan Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

16

Hartford Multi-Asset Income Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Multi-Asset Income Class A	1.12%	1.17%
Multi-Asset Income Class C	1.87%	1.93%
Multi-Asset Income Class I	0.87%	0.93%
Multi-Asset Income Class R3	1.42%	1.62%
Multi-Asset Income Class R4	1.12%	1.32%
Multi-Asset Income Class R5	0.93%	1.02%
Multi-Asset Income Class Y	0.83%	0.88%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the

Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Richard P. Meagher, CFA

Managing Director, Asset Allocation Strategist and Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Managing Director, Co-Director of Quantitative Investment Management and Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of Hartford Multi-Asset Income Fund returned 1.85%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s blended benchmark (30% MSCI All Country World Index, 23.4% Bank of America Merrill Lynch Global High Yield Constrained Index, 23.3% JP Morgan Emerging Markets Bond Index Plus, and 23.3% Credit Suisse Leveraged Loan Index) which returned 2.16% for the same period. The Fund also underperformed the 2.00% average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%. For the same period, the MSCI All Country World Index returned 5.24%, the Bank of America Merrill Lynch Global High Yield Constrained Index returned -0.19%, the JP Morgan Emerging Markets Bond Index Plus returned 0.36%, and the Credit Suisse Leveraged Loan Index returned 2.31%.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face headwinds from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of 2015 before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

17

Hartford Multi-Asset Income Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Global government bond prices gained over the quarter as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve. Absolute returns in the major fixed income sectors were mixed as the decline in government bond yields was not enough to offset the credit-spread widening in certain sectors such as high yield and emerging markets.

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter of 2014. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme, and despite continued uncertainty surrounding the timing of a rate rise by the Fed, many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

The Fund’s underweight allocation to global-income low volatility equities along with an opportunistic allocation to Master Limited Partnerships (MLPs) detracted from returns during the period. While security selection within the MLPs was strong, the sector largely underperformed the rest of the opportunity set primarily based on the energy market selloff during the end of the fourth quarter.

Within fixed income, security selection within high yield (including an allocation to contingent convertibles – CoCos) along with an underweight to and security selection within emerging market debt contributed to returns relative to the blended benchmark during the period. Additionally, an opportunistic allocation to Greek government bonds and our decision to hedge some of our Euro and Yen exposure were among the largest contributors to relative performance.

The Fund tactically managed exposures to high yield credit, investment grade credit and commercial mortgage backed securities through credit default swap index exposure, which in aggregate added to overall performance.

What is the outlook?

Continued declines in government bond yields coupled with some relative weakness in income oriented equities have made it a challenging environment for income investors. We continue to believe that a multi asset approach that seeks out the most attractive income opportunities can help achieve income objectives.

We retain a constructive view on capital markets and risk assets. At the end of the period, while we were slightly underweight equities, we maintained our higher beta positioning given our credit oriented fixed income exposure within MSC (where we are overweight bank loans and underweight emerging market debt). We also maintained our opportunistic allocations to MLPs, which we believe continue to offer attractive income opportunities. At the end of the period, the Fund’s fixed income allocation was at 71%, slightly above the Fund’s 70% strategic allocation.

18

The Hartford Balanced Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa/AAA	17.0%
Aa/AA	2.6
A	5.9
Baa/BBB	3.9
Not Rated	0.0
Non-Debt Securities and Other Short-Term Instruments	70.2
Other Assets & Liabilities	0.4

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Common Stocks	68.0%
Preferred Stocks	0.3

Total	68.3%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.1%
Corporate Bonds	11.0
Foreign Government Obligations	0.1
Municipal Bonds	0.9
U.S. Government Agencies	1.6
U.S. Government Securities	14.2

Total	28.9%

Short-Term Investments	1.9%
Discount Notes	0.5
Other Assets & Liabilities	0.4

Total	100.0%

The accompanying notes are an integral part of these financial statements.

19

The Hartford Balanced Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 68.0%
	Automobiles & Components - 0.6%
277,800	Ford Motor Co.	$4,389,240

	Banks - 7.3%
170,300	Citigroup, Inc.	9,080,396
255,200	JP Morgan Chase & Co.	16,143,952
44,210	M&T Bank Corp.	5,290,611
104,200	PNC Financial Services Group, Inc.	9,558,266
297,500	Wells Fargo & Co.	16,392,250

		56,465,475

	Capital Goods - 4.3%
64,000	3M Co.	10,008,960
95,200	Eaton Corp. plc	6,543,096
119,300	Fortune Brands Home & Security, Inc.	5,320,780
96,300	Ingersoll-Rand plc	6,340,392
47,200	United Technologies Corp.	5,369,000

		33,582,228

	Consumer Durables & Apparel - 0.5%
35,500	PVH Corp.	3,668,925

	Consumer Services - 0.5%
39,800	McDonald’s Corp.	3,842,690

	Diversified Financials - 3.4%
37,700	Ameriprise Financial, Inc.	4,723,056
23,400	BlackRock, Inc.	8,516,196
31,200	Goldman Sachs Group, Inc.	6,128,304
170,200	Invesco Ltd.	7,049,684

		26,417,240

	Energy - 5.8%
67,300	Anadarko Petroleum Corp.	6,332,930
60,000	Chevron Corp.	6,663,600
54,600	EOG Resources, Inc.	5,402,670
100,600	Exxon Mobil Corp.	8,789,422
109,600	Halliburton Co.	5,364,920
183,000	Marathon Oil Corp.	5,691,300
54,600	Occidental Petroleum Corp.	4,373,460
95,500	Southwestern Energy Co. (1)	2,676,865

		45,295,167

	Food & Staples Retailing - 1.2%
92,300	CVS Health Corp.	9,164,467

	Food, Beverage & Tobacco - 3.3%
33,400	Anheuser-Busch InBev N.V. ADR	4,009,336
77,726	British American Tobacco plc	4,270,545
126,300	Coca-Cola Co.	5,122,728
75,480	Kraft Foods Group, Inc.	6,396,930
142,100	Mondelez International, Inc. Class A	5,452,377

		25,251,916

	Health Care Equipment & Services - 3.1%
66,400	Baxter International, Inc.	4,564,336
154,352	Medtronic plc	11,491,506
70,500	UnitedHealth Group, Inc.	7,853,700

		23,909,542

	Household & Personal Products - 0.5%
52,700	Estee Lauder Cos., Inc. Class A	4,283,983

	Insurance - 2.5%
110,100	American International Group, Inc.	6,197,529
167,200	Marsh & McLennan Cos., Inc.	9,389,952

Shares or Principal Amount		Market Value*
COMMON STOCKS - 68.0% - (continued)
	Insurance - 2.5% - (continued)
108,473	Unum Group	$3,705,438

		19,292,919

	Materials - 1.9%
123,000	Dow Chemical Co.	6,273,000
101,000	International Paper Co.	5,425,720
61,900	Nucor Corp.	3,024,434

		14,723,154

	Media - 3.2%
78,800	CBS Corp. Class B	4,895,844
111,000	Comcast Corp. Class A	6,411,360
115,700	Thomson Reuters Corp.	4,750,642
78,500	Walt Disney Co.	8,534,520

		24,592,366

	Pharmaceuticals, Biotechnology & Life Sciences - 9.3%
16,600	Actavis plc (1)	4,695,476
76,200	Agilent Technologies, Inc.	3,152,394
45,300	Amgen, Inc.	7,153,323
81,500	AstraZeneca plc ADR	5,581,120
159,800	Bristol-Myers Squibb Co.	10,184,054
91,740	Gilead Sciences, Inc. (1)	9,220,788
230,800	Merck & Co., Inc.	13,746,448
21,144	Roche Holding AG	6,050,463
92,539	UCB S.A.	6,665,847
42,430	Vertex Pharmaceuticals, Inc. (1)	5,230,770

		71,680,683

	Real Estate - 0.2%
77,600	Paramount Group, Inc. REIT	1,421,632

	Retailing - 2.7%
2,006,600	Allstar Co. (1)(2)(3)	2,066,798
77,400	Dollar General Corp.	5,627,754
77,500	Home Depot, Inc.	8,290,950
69,300	Nordstrom, Inc.	5,236,308

		21,221,810

	Semiconductors & Semiconductor Equipment - 4.2%
118,400	Analog Devices, Inc.	7,321,856
284,800	Intel Corp.	9,270,240
456,700	Marvell Technology Group Ltd.	6,398,367
286,300	Maxim Integrated Products, Inc.	9,399,229

		32,389,692

	Software & Services - 6.9%
80,100	Accenture plc Class A	7,421,265
98,300	eBay, Inc. (1)	5,726,958
20,957	Google, Inc. Class C (1)	11,261,233
310,500	Microsoft Corp.	15,102,720
143,700	Oracle Corp.	6,268,194
291,830	Symantec Corp.	7,273,863

		53,054,233

	Technology Hardware & Equipment - 4.5%
150,300	Apple, Inc.	18,810,045
559,200	Cisco Systems, Inc.	16,121,736

		34,931,781

	Telecommunication Services - 0.4%
58,029	Verizon Communications, Inc.	2,926,983

The accompanying notes are an integral part of these financial statements.

20

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
COMMON STOCKS - 68.0% - (continued)
		Transportation - 0.6%
	46,600	Union Pacific Corp.	$4,950,318

		Utilities - 1.1%
	87,500	NextEra Energy, Inc.	8,831,375

		Total Common Stocks (cost $367,846,897)	$526,287,819

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.1%
		Asset-Backed - Automobile - 0.4%
		AmeriCredit Automobile Receivables Trust
$	130,000	2.72%, 09/09/2019	$133,140
		First Investors Automotive Owner Trust
	320,000	1.67%, 11/16/2020 (4)	319,829
		Ford Credit Automotive Owner Trust
	100,000	1.36%, 10/15/2018	100,324
		Hyundai Automotive Receivables Trust
	100,000	2.48%, 03/15/2019	102,843
		Prestige Automotive Receivables Trust
	120,000	1.91%, 04/15/2020 (4)	120,119
		Santander Drive Automotive Receivables Trust
	365,000	1.97%, 11/15/2019	366,400
	742,000	2.25%, 06/17/2019	751,052
	85,000	2.33%, 11/15/2019	86,089
	491,000	2.36%, 04/15/2020	495,067
	140,000	2.57%, 03/15/2019	142,735
		Westlake Automobile Receivables Trust
	360,000	0.97%, 10/16/2017 (4)	360,024

			2,977,622

		Asset-Backed - Finance & Insurance - 0.4%
		Ally Master Owner Trust
	900,000	1.54%, 09/15/2019	903,342
	975,000	1.60%, 10/15/2019	979,212
		Ford Credit Floorplan Master Owner Trust
	100,000	2.09%, 03/15/2022 (4)	99,940
		SBA Tower Trust
	310,000	2.90%, 10/15/2044 (4)	312,876
		Springleaf Funding Trust
	385,000	3.16%, 11/15/2024 (4)	388,595
	170,000	3.48%, 05/15/2028 (4)	170,662

			2,854,627

		Commercial Mortgage-Backed Securities - 0.3%
		Hilton USA Trust
	345,000	2.66%, 11/05/2030 (4)	344,496
		JP Morgan Chase Commercial Mortgage Securities Trust
	475,000	5.89%, 02/12/2049 (5)	509,174
		LB-UBS Commercial Mortgage Trust
	167,867	6.32%, 04/15/2041 (5)	183,556
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	731,375	5.81%, 06/12/2050 (5)	785,914
		SFAVE Commercial Mortgage Securities Trust
	540,000	4.14%, 01/05/2035 (4)(5)	554,640

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.1% - (continued)
		Commercial Mortgage-Backed Securities - 0.3% - (continued)
		Wachovia Bank Commercial Mortgage Trust
$	451,288	5.31%, 11/15/2048	$472,251

			2,850,031

		Total Asset & Commercial Mortgage Backed Securities (cost $8,662,449)	$8,682,280

CORPORATE BONDS - 11.0%
		Aerospace/Defense - 0.0%
		United Technologies Corp.
	65,000	3.10%, 06/01/2022	$67,253

		Agriculture - 0.2%
		Altria Group, Inc.
	330,000	4.50%, 05/02/2043	332,588
	420,000	4.75%, 05/05/2021	468,441
		BAT International Finance plc
	565,000	3.25%, 06/07/2022 (4)	577,731
		Philip Morris International, Inc.
	300,000	2.63%, 03/06/2023	296,410

			1,675,170

		Airlines - 0.2%
		Continental Airlines, Inc.
	610,425	5.98%, 10/19/2023	686,728
		Southwest Airlines Co.
	400,000	5.75%, 12/15/2016	428,462
	501,495	6.15%, 02/01/2024	576,719

			1,691,909

		Auto Manufacturers - 0.3%
		Daimler Finance NA LLC
	1,000,000	2.63%, 09/15/2016 (4)	1,022,345
		Ford Motor Credit Co. LLC
	615,000	2.38%, 03/12/2019	621,388
		Nissan Motor Acceptance Corp.
	700,000	1.80%, 03/15/2018 (4)	705,585

			2,349,318

		Beverages - 0.2%
		Anheuser-Busch InBev Worldwide, Inc.
	610,000	7.75%, 01/15/2019	734,947
		Coca-Cola Femsa S.A.B. de C.V.
	222,000	2.38%, 11/26/2018	226,378
	250,000	3.88%, 11/26/2023	266,593
		Heineken N.V.
	245,000	2.75%, 04/01/2023 (4)	243,430
	10,000	4.00%, 10/01/2042 (4)	9,691
		Molson Coors Brewing Co.
	12,000	2.00%, 05/01/2017	12,140
	180,000	3.50%, 05/01/2022	184,768
	85,000	5.00%, 05/01/2042	88,468

			1,766,415

		Biotechnology - 0.1%
		Celgene Corp.
	55,000	2.25%, 05/15/2019	55,545
	125,000	3.63%, 05/15/2024	129,371

The accompanying notes are an integral part of these financial statements.

21

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 11.0% - (continued)
		Biotechnology - 0.1% - (continued)
		Gilead Sciences, Inc.
$	180,000	3.50%, 02/01/2025	$186,682
	195,000	3.70%, 04/01/2024	205,098
	75,000	4.50%, 02/01/2045	79,008

			655,704

		Chemicals - 0.0%
		LyondellBasell Industries
	250,000	4.63%, 02/26/2055	240,935
		Monsanto Co.
	65,000	4.70%, 07/15/2064	65,737

			306,672

		Commercial Banks - 2.9%
		American Express Centurion Bank
	1,200,000	6.00%, 09/13/2017	1,326,025
		Bank of America Corp.
	750,000	4.20%, 08/26/2024	757,695
	560,000	5.00%, 05/13/2021	627,419
	1,200,000	5.42%, 03/15/2017	1,274,623
		Bank of New York Mellon Corp.
	440,000	2.15%, 02/24/2020	441,717
	200,000	3.00%, 02/24/2025	200,654
		Barclays Bank plc
	200,000	2.50%, 02/20/2019	203,832
	350,000	3.75%, 05/15/2024	363,710
	150,000	6.05%, 12/04/2017 (4)	164,415
		BNP Paribas S.A.
	425,000	2.40%, 12/12/2018	433,051
	65,000	3.25%, 03/03/2023	65,916
		BPCE S.A.
	375,000	2.50%, 12/10/2018	384,447
	250,000	4.00%, 04/15/2024	262,666
	200,000	5.15%, 07/21/2024 (4)	210,073
		Capital One Financial Corp.
	200,000	3.20%, 02/05/2025	196,847
	615,000	3.75%, 04/24/2024	635,888
		Citigroup, Inc.
	255,000	2.50%, 07/29/2019	257,374
	300,000	4.95%, 11/07/2043	332,353
	140,000	5.30%, 05/06/2044	151,575
	300,000	6.13%, 05/15/2018	337,180
	105,000	8.13%, 07/15/2039	160,111
		Credit Agricole S.A.
	405,000	2.50%, 04/15/2019 (4)	411,983
		Credit Suisse New York
	250,000	2.30%, 05/28/2019	251,619
	335,000	3.63%, 09/09/2024	342,982
		Fifth Third Bancorp
	450,000	2.88%, 10/01/2021	454,233
		Goldman Sachs Group, Inc.
	655,000	2.38%, 01/22/2018	666,605
	275,000	3.63%, 01/22/2023	282,434
	250,000	3.70%, 08/01/2015	251,882
	595,000	5.63%, 01/15/2017	634,675
	470,000	6.25%, 02/01/2041	593,276
		HSBC Holdings plc
	650,000	6.10%, 01/14/2042	844,451
		HSBC USA Capital Trust III
	250,000	7.75%, 11/15/2026	251,063

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 11.0% - (continued)
		Commercial Banks - 2.9% - (continued)
		Huntington National Bank
$	330,000	2.40%, 04/01/2020	$331,000
		ING Bank N.V.
	900,000	3.75%, 03/07/2017 (4)	939,624
		JP Morgan Chase & Co.
	650,000	3.25%, 09/23/2022	659,561
	180,000	3.38%, 05/01/2023	179,551
	230,000	5.40%, 01/06/2042	269,065
	100,000	6.30%, 04/23/2019	115,481
		Korea Development Bank
	550,000	2.50%, 03/11/2020	558,513
		Macquarie Bank Ltd.
	100,000	2.40%, 01/21/2020 (4)	100,899
		Merrill Lynch & Co., Inc.
	300,000	6.40%, 08/28/2017	331,359
		Morgan Stanley
	425,000	2.50%, 01/24/2019	431,081
	625,000	3.70%, 10/23/2024	639,256
	550,000	5.75%, 01/25/2021	637,808
		National City Corp.
	125,000	6.88%, 05/15/2019	146,417
		Sovereign Bancorp, Inc.
	1,000,000	8.75%, 05/30/2018	1,174,168
		U.S. Bancorp
	165,000	3.70%, 01/30/2024	176,128
		Wachovia Corp.
	100,000	5.75%, 06/15/2017	109,625
		Wells Fargo & Co.
	1,794,000	4.48%, 01/16/2024	1,940,030

			22,512,340

		Commercial Services - 0.2%
		Catholic Health Initiatives
	155,000	2.60%, 08/01/2018	159,053
		ERAC USA Finance Co.
	140,000	2.35%, 10/15/2019 (4)	140,278
	70,000	2.75%, 03/15/2017 (4)	71,902
	510,000	4.50%, 08/16/2021 (4)	561,057
	250,000	5.63%, 03/15/2042 (4)	288,816

			1,221,106

		Country Funds-Closed-end - 0.1%
		CDP Financial, Inc.
	575,000	4.40%, 11/25/2019 (4)	636,312

		Diversified Financial Services - 0.5%
		Capital One Bank
	345,000	2.15%, 11/21/2018	348,615
		Discover Financial Services
	645,000	6.45%, 06/12/2017	708,601
		Eaton Vance Corp.
	99,000	6.50%, 10/02/2017	110,059
		General Electric Capital Corp.
	400,000	3.10%, 01/09/2023	414,229
	800,000	4.63%, 01/07/2021	898,464
	925,000	5.88%, 01/14/2038	1,201,576
		Synchrony Financial
	115,000	2.70%, 02/03/2020	115,236
	75,000	3.00%, 08/15/2019	76,506

			3,873,286

The accompanying notes are an integral part of these financial statements.

22

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 11.0% - (continued)
		Electric - 0.7%
		Berkshire Hathaway Energy Co.
$	335,000	4.50%, 02/01/2045	$358,219
		Consolidated Edison Co. of New York, Inc.
	655,000	5.30%, 12/01/2016	700,282
		Dominion Resources, Inc.
	550,000	3.63%, 12/01/2024	566,216
		Electricitie De France
	525,000	4.88%, 01/22/2044 (4)	570,758
	525,000	5.63%, 01/22/2024 (4)(5)(6)	556,762
		Eversource Energy
	60,000	3.15%, 01/15/2025	60,019
		Indianapolis Power and Light
	750,000	6.60%, 06/01/2037 (4)	1,066,265
		NiSource Finance Corp.
	70,000	4.80%, 02/15/2044	77,147
		Pacific Gas & Electric Co.
	135,000	3.85%, 11/15/2023	144,938
	285,000	5.13%, 11/15/2043	336,018
		Southern California Edison Co.
	750,000	5.55%, 01/15/2037	938,147
		State Grid Overseas Investment
	380,000	2.75%, 05/07/2019 (4)	388,740

			5,763,511

		Food - 0.2%
		ConAgra Foods, Inc.
	45,000	1.90%, 01/25/2018	44,971
		Kraft Foods Group, Inc.
	145,000	2.25%, 06/05/2017	147,512
		Kroger Co.
	125,000	3.30%, 01/15/2021	129,298
	230,000	4.00%, 02/01/2024	245,595
		Mondelez International, Inc.
	40,000	4.00%, 02/01/2024	42,836
	700,000	4.13%, 02/09/2016	717,727
		Sysco Corp.
	85,000	3.00%, 10/02/2021	87,479
	50,000	3.50%, 10/02/2024	51,400
	70,000	4.35%, 10/02/2034	71,720

			1,538,538

		Gas - 0.2%
		Atmos Energy Corp.
	1,160,000	6.35%, 06/15/2017	1,282,008

		Healthcare-Products - 0.1%
		Medtronic, Inc.
	110,000	2.50%, 03/15/2020 (4)	112,315
	155,000	3.15%, 03/15/2022 (4)	160,108
	245,000	3.50%, 03/15/2025 (4)	253,353
	65,000	3.63%, 03/15/2024	68,895
	45,000	4.38%, 03/15/2035 (4)	47,545

			642,216

		Healthcare-Services - 0.2%
		Anthem, Inc.
	631,000	3.30%, 01/15/2023	637,582
		Cigna Corp.
	470,000	3.25%, 04/15/2025	471,318
		Dignity Health
	35,000	2.64%, 11/01/2019	35,481
	80,000	3.81%, 11/01/2024	83,010

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 11.0% - (continued)
		Healthcare-Services - 0.2% - (continued)
		Kaiser Foundation Hospitals
$	60,000	3.50%, 04/01/2022	$61,722
	115,000	4.88%, 04/01/2042	127,622
		Memorial Sloan-Kettering Cancer Center
	85,000	4.20%, 07/01/2055	82,734
		NewYork-Presbyterian Hospital
	205,000	4.02%, 08/01/2045	196,448

			1,695,917

		Holding Companies-Diversified - 0.0%
		Hutchison Whampoa International Ltd.
	200,000	3.63%, 10/31/2024 (4)	203,445

		Household Products - 0.2%
		Procter & Gamble Co.
	1,373,808	9.36%, 01/01/2021	1,689,064

		Insurance - 0.3%
		Ace INA Holdings, Inc.
	185,000	3.35%, 05/15/2024	192,229
		American International Group, Inc.
	330,000	3.88%, 01/15/2035	321,294
		Five Corners Funding Trust
	115,000	4.42%, 11/15/2023 (4)	122,725
		Liberty Mutual Group, Inc.
	100,000	4.25%, 06/15/2023 (4)	105,863
		Loews Corp.
	165,000	2.63%, 05/15/2023	161,470
		MetLife, Inc.
	60,000	1.90%, 12/15/2017	60,431
	485,000	3.60%, 04/10/2024	506,255
	160,000	4.88%, 11/13/2043	181,596
		Prudential Financial, Inc.
	200,000	3.50%, 05/15/2024	204,578
	300,000	4.50%, 11/15/2020	331,977
		Teachers Insurance & Annuity Association of America
	100,000	4.90%, 09/15/2044 (4)	109,581

			2,297,999

		Internet - 0.1%
		Amazon.com, Inc.
	285,000	2.50%, 11/29/2022	279,092
	100,000	4.80%, 12/05/2034	106,183
	120,000	4.95%, 12/05/2044	127,479

			512,754

		IT Services - 0.1%
		Apple, Inc.
	300,000	2.85%, 05/06/2021	310,521
	270,000	3.45%, 05/06/2024	283,313
	35,000	4.45%, 05/06/2044	37,063
		EMC Corp.
	366,000	1.88%, 06/01/2018	369,843

			1,000,740

		Machinery-Contruction & Mining - 0.1%
		Caterpillar Financial Services Corp.
	400,000	3.30%, 06/09/2024	412,999
		Caterpillar, Inc.
	170,000	3.40%, 05/15/2024	177,409
	100,000	4.30%, 05/15/2044	105,591

			695,999

The accompanying notes are an integral part of these financial statements.

23

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 11.0% - (continued)
		Media - 0.7%
		21st Century Fox America, Inc.
$	180,000	4.00%, 10/01/2023	$194,172
	220,000	4.50%, 02/15/2021	243,369
	300,000	4.75%, 09/15/2044	321,630
		Comcast Corp.
	1,000,000	5.90%, 03/15/2016	1,046,013
	150,000	6.40%, 05/15/2038	195,995
		Cox Communications, Inc.
	620,000	4.80%, 02/01/2035 (4)	623,735
		DIRECTV Holdings LLC
	65,000	3.95%, 01/15/2025	66,097
		DirecTV Holdings LLC
	460,000	4.45%, 04/01/2024	485,501
		Discovery Communications, Inc.
	55,000	3.25%, 04/01/2023	54,541
		Sky plc
	200,000	2.63%, 09/16/2019 (4)	202,742
	645,000	3.75%, 09/16/2024 (4)	657,457
		Time Warner Cable, Inc.
	780,000	5.85%, 05/01/2017	836,240
	80,000	6.55%, 05/01/2037	82,840
	60,000	7.30%, 07/01/2038	66,463
	106,000	8.25%, 04/01/2019	123,835
	5,000	8.75%, 02/14/2019	5,902
		Time Warner Entertainment Co., L.P.
	30,000	8.38%, 03/15/2023	36,806
		Viacom, Inc.
	145,000	3.88%, 12/15/2021	151,291

			5,394,629

		Mining - 0.1%
		BHP Billiton Finance USA Ltd.
	335,000	3.85%, 09/30/2023	354,704
		Rio Tinto Finance USA Ltd.
	365,000	3.75%, 09/20/2021	383,742

			738,446

		Miscellaneous Manufacturing - 0.0%
		Parker-Hannifin Corp.
	90,000	4.45%, 11/21/2044	96,745

		Oil & Gas - 0.9%
		BG Energy Capital plc
	525,000	4.00%, 10/15/2021 (4)	566,948
		BP Capital Markets plc
	130,000	2.32%, 02/13/2020	131,778
	365,000	3.51%, 03/17/2025	371,715
	25,000	3.99%, 09/26/2023	26,648
	575,000	4.75%, 03/10/2019	635,898
		ConocoPhillips Co.
	35,000	2.88%, 11/15/2021	35,939
	65,000	4.30%, 11/15/2044	66,850
		Devon Energy Corp.
	77,000	3.25%, 05/15/2022	77,887
		EnCana Corp.
	685,000	6.50%, 05/15/2019	785,463
		EOG Resources, Inc.
	570,000	2.63%, 03/15/2023	566,746
		Petroleos Mexicanos
	655,000	3.50%, 07/23/2020 (4)	669,737
		Phillips 66
	175,000	4.88%, 11/15/2044	183,800

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 11.0% - (continued)
		Oil & Gas - 0.9% - (continued)
		Pioneer Natural Resources Co.
$	755,000	7.50%, 01/15/2020	$901,682
		Shell International Finance B.V.
	200,000	4.38%, 03/25/2020	222,729
		Sinopec Group Overseas Development 2015 Ltd.
	890,000	2.50%, 04/28/2020 (4)	883,081
		Statoil ASA
	70,000	2.25%, 11/08/2019	71,272
	30,000	2.45%, 01/17/2023	29,593
	30,000	2.65%, 01/15/2024	29,481
	95,000	2.75%, 11/10/2021	97,102
	355,000	2.90%, 11/08/2020	370,308
	35,000	3.25%, 11/10/2024	35,877
	5,000	3.70%, 03/01/2024	5,335
		Suncor Energy, Inc.
	125,000	3.60%, 12/01/2024	128,284
		Total Capital International S.A.
	325,000	2.70%, 01/25/2023	324,187

			7,218,340

		Oil & Gas Services - 0.1%
		Schlumberger Investment S.A.
	330,000	3.65%, 12/01/2023	348,767

		Pharmaceuticals - 0.8%
		Actavis Funding SCS
	225,000	3.00%, 03/12/2020	228,832
	310,000	3.45%, 03/15/2022	314,982
	145,000	3.80%, 03/15/2025	146,563
	250,000	4.85%, 06/15/2044	254,440
		Bayer US Finance LLC
	700,000	3.00%, 10/08/2021 (4)	722,217
		Cardinal Health, Inc.
	195,000	2.40%, 11/15/2019	196,481
	180,000	3.50%, 11/15/2024	183,933
	200,000	4.50%, 11/15/2044	205,227
		Eli Lilly & Co.
	100,000	2.75%, 06/01/2025	99,296
	215,000	4.65%, 06/15/2044	243,018
		EMD Finance LLC
	455,000	2.95%, 03/19/2022 (4)	461,638
	670,000	3.25%, 03/19/2025 (4)	674,091
		Express Scripts Holding Co.
	315,000	2.25%, 06/15/2019	315,272
	460,000	3.50%, 06/15/2024	466,463
		Forest Laboratories, Inc.
	260,000	4.88%, 02/15/2021 (4)	284,912
		McKesson Corp.
	25,000	2.85%, 03/15/2023	24,815
	205,000	3.80%, 03/15/2024	214,040
		Merck & Co., Inc.
	430,000	2.75%, 02/10/2025	425,954
	315,000	2.80%, 05/18/2023	319,636
	125,000	4.15%, 05/18/2043	129,848

			5,911,658

		Pipelines - 0.3%
		Energy Transfer Partners L.P.
	600,000	5.15%, 03/15/2045	584,718
		Kinder Morgan Energy Partners L.P.
	525,000	6.95%, 01/15/2038	601,270

The accompanying notes are an integral part of these financial statements.

24

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 11.0% - (continued)
		Pipelines - 0.3% - (continued)
		Phillips 66 Partners L.P.
$	535,000	3.61%, 02/15/2025	$530,591
		Western Gas Partners L.P.
	530,000	4.00%, 07/01/2022	534,911

			2,251,490

		Real Estate - 0.1%
		WEA Finance LLC / Westfield UK & Europe Finance plc
	650,000	2.70%, 09/17/2019 (4)	658,481

		Real Estate Investment Trusts - 0.2%
		American Tower Corp.
	450,000	3.45%, 09/15/2021	456,088
		Avalonbay Communities, Inc.
	150,000	3.63%, 10/01/2020	158,320
		Brandywine Operating Partnership L.P.
	350,000	5.70%, 05/01/2017	375,673
		HCP, Inc.
	335,000	6.00%, 01/30/2017	361,464
		Scentre Group
	345,000	2.38%, 11/05/2019 (4)	347,347

			1,698,892

		Retail - 0.2%
		AutoZone, Inc.
	200,000	3.13%, 07/15/2023	199,695
	355,000	3.70%, 04/15/2022	368,973
		CVS Health Corp.
	470,000	4.00%, 12/05/2023	504,581
		Home Depot, Inc.
	75,000	4.40%, 03/15/2045	82,555
		Lowe’s Cos., Inc.
	600,000	4.63%, 04/15/2020	667,393

			1,823,197

		Savings & Loans - 0.0%
		Nationwide Building Society
	345,000	2.35%, 01/21/2020 (4)	345,918

		Telecommunications - 0.6%
		America Movil S.A.B. de C.V.
	250,000	3.13%, 07/16/2022	253,265
		AT&T, Inc.
	25,000	5.35%, 09/01/2040	26,281
	175,000	6.55%, 02/15/2039	213,284
		Orange S.A.
	650,000	4.13%, 09/14/2021	709,617
		Verizon Communications, Inc.
	45,000	3.45%, 03/15/2021	46,885
	490,000	3.50%, 11/01/2021	510,144
	880,000	4.50%, 09/15/2020	962,558
	1,416,000	4.52%, 09/15/2048 (4)	1,340,476
	130,000	4.75%, 11/01/2041	129,597
	87,000	6.40%, 09/15/2033	105,892

			4,297,999

		Transportation - 0.1%
		FedEx Corp.
	50,000	2.63%, 08/01/2022	49,767
	80,000	2.70%, 04/15/2023	78,337
	180,000	4.90%, 01/15/2034	196,670

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 11.0% - (continued)
		Transportation - 0.1% - (continued)
$	300,000	5.10%, 01/15/2044	$335,034

			659,808

		Total Corporate Bonds (cost $80,689,720)	$85,522,046

FOREIGN GOVERNMENT OBLIGATIONS - 0.1%
		Mexico - 0.1%
		Mexico Government International Bond
	372,000	3.50%, 01/21/2021	$386,694
	450,000	3.60%, 01/30/2025	456,300

		Total Foreign Government Obligations (cost $816,563)	$842,994

MUNICIPAL BONDS - 0.9%
		General Obligation - 0.4%
		California State GO, Taxable
	250,000	7.55%, 04/01/2039	$384,270
		Chicago, IL, Metropolitan Water Reclamation GO
	130,000	5.72%, 12/01/2038	160,549
		Dallas, TX, Area Rapid Transit Sales Tax Rev
	425,000	6.00%, 12/01/2044	575,509
		Illinois State, GO
	150,000	5.10%, 06/01/2033	148,740
		Los Angeles, CA, USD GO
	800,000	5.75%, 07/01/2034	996,576
		Municipal Elec Auth Georgia
	150,000	6.64%, 04/01/2057	194,086
		University of California, Regents MedCenter Pooled Rev
	100,000	6.55%, 05/15/2048	132,962
	375,000	6.58%, 05/15/2049	498,514

			3,091,206

		Higher Education - 0.1%
		University of California, Build America Bonds Rev
	370,000	5.77%, 05/15/2043	470,733

		Power - 0.0%
		Utility Debt Securitization Auth, New York
	100,000	3.44%, 12/15/2025	105,045

		Transportation - 0.4%
		Bay Area, CA, Toll Auth Bridge Rev
	650,000	6.26%, 04/01/2049	908,707
		Illinois State Toll Highway Auth, Taxable Rev
	350,000	6.18%, 01/01/2034	451,766
		Maryland State Transportation Auth
	255,000	5.89%, 07/01/2043	333,356
		New York and New Jersey PA, Taxable Rev
	185,000	5.86%, 12/01/2024	228,982
	115,000	6.04%, 12/01/2029	145,730

The accompanying notes are an integral part of these financial statements.

25

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
MUNICIPAL BONDS - 0.9% - (continued)
		Transportation - 0.4% - (continued)
		North Texas Tollway Auth Rev
$	730,000	6.72%, 01/01/2049	$1,056,449

			3,124,990

		Total Municipal Bonds (cost $5,324,872)	$6,791,974

U.S. GOVERNMENT AGENCIES - 1.6%
		FHLMC - 0.4%
	64,282	4.00%, 03/01/2041	$68,813
	592,304	4.50%, 08/01/2033	646,297
	13,521	4.50%, 09/01/2033	14,753
	4,204	4.50%, 08/01/2034	4,592
	11,570	4.50%, 08/01/2035	12,644
	420,838	4.50%, 08/01/2035	460,161
	74,123	4.50%, 09/01/2035	80,969
	8,324	4.50%, 11/01/2035	9,063
	604,346	4.50%, 03/01/2036	660,660
	851,493	4.50%, 11/01/2043	927,502

			2,885,454

		FNMA - 0.9%
	2,200,000	3.00%, 06/01/2040 (7)	2,233,219
	864,349	4.50%, 06/01/2040	942,822
	31,602	4.50%, 07/01/2040	34,423
	39,306	4.50%, 04/01/2041	42,946
	28,784	4.50%, 04/01/2041	31,449
	930,722	4.50%, 08/01/2041	1,017,639
	889,681	4.50%, 09/01/2041	972,478
	234,322	4.50%, 12/01/2041	256,928
	296,091	4.50%, 06/01/2044	322,829
	1,300,000	4.50%, 05/01/2045 (7)	1,414,867

			7,269,600

		GNMA - 0.3%
	1,096	6.00%, 11/20/2023	1,242
	2,007	6.00%, 12/20/2023	2,278
	428	6.00%, 01/20/2024	485
	3,764	6.00%, 02/20/2024	4,269
	7,611	6.00%, 06/20/2024	8,630
	311	6.00%, 02/20/2026	353
	527	6.00%, 10/20/2026	598
	933	6.00%, 02/20/2027	1,059
	383	6.00%, 01/20/2028	435
	10,116	6.00%, 02/20/2028	11,615
	14,697	6.00%, 04/20/2028	16,810
	6,326	6.00%, 06/15/2028	7,358
	45,198	6.00%, 07/20/2028	51,551
	37,949	6.00%, 08/20/2028	43,475
	12,257	6.00%, 10/15/2028	13,961
	1,933	6.00%, 11/15/2028	2,202
	12,871	6.00%, 11/15/2028	14,667
	13,810	6.00%, 11/15/2028	15,718
	23,162	6.00%, 11/15/2028	26,361
	5,184	6.00%, 11/15/2028	5,901
	41,385	6.00%, 03/20/2029	47,243
	35,335	6.00%, 09/20/2029	40,380
	12,527	6.00%, 03/20/2030	14,213
	83,854	6.00%, 04/20/2030	95,172
	23,158	6.00%, 06/20/2030	26,281

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT AGENCIES - 1.6% - (continued)
		GNMA - 0.3% - (continued)
$	5,190	6.00%, 08/15/2034	$6,043
	1,616	6.00%, 09/15/2034	1,840
	802	6.50%, 04/15/2026	925
	5,017	6.50%, 02/15/2028	5,787
	2,137	6.50%, 03/15/2028	2,465
	7,822	6.50%, 03/15/2028	9,022
	12,597	6.50%, 03/15/2028	14,530
	11,193	6.50%, 03/15/2028	12,910
	4,898	6.50%, 03/15/2028	5,649
	4,894	6.50%, 03/15/2028	5,645
	2,953	6.50%, 03/15/2028	3,406
	5,900	6.50%, 05/15/2028	6,805
	41,314	6.50%, 07/15/2028	47,652
	34,604	6.50%, 10/15/2028	39,913
	898	6.50%, 10/15/2028	1,037
	1,131	6.50%, 12/15/2028	1,341
	856	6.50%, 12/15/2028	987
	275	6.50%, 12/15/2028	318
	55,964	6.50%, 01/15/2029	64,550
	22,930	6.50%, 01/15/2029	26,448
	16,058	6.50%, 02/15/2029	18,521
	159,360	6.50%, 03/15/2029	183,810
	43,421	6.50%, 03/15/2029	50,083
	6,937	6.50%, 04/15/2029	8,280
	23,783	6.50%, 04/15/2029	27,432
	9,910	6.50%, 05/15/2029	11,431
	5,462	6.50%, 05/15/2029	6,300
	1,966	6.50%, 05/15/2029	2,330
	13,696	6.50%, 06/15/2029	15,798
	3,270	6.50%, 06/15/2029	3,771
	27,090	6.50%, 02/15/2035	32,112
	70,170	7.00%, 11/15/2031	82,764
	43,434	7.00%, 03/15/2032	50,975
	281,262	7.00%, 11/15/2032	341,153
	8,404	7.00%, 01/15/2033	10,143
	29,305	7.00%, 05/15/2033	35,432
	59,314	7.00%, 07/15/2033	71,272
	84,142	7.00%, 11/15/2033	102,410
	4,677	8.00%, 12/15/2029	5,069
	3,688	8.00%, 04/15/2030	4,073
	8,200	8.00%, 05/15/2030	8,414
	704	8.00%, 07/15/2030	777
	2,851	8.00%, 08/15/2030	2,906
	1,193	8.00%, 08/15/2030	1,209
	281	8.00%, 08/15/2030	281
	2,387	8.00%, 08/15/2030	2,401
	391	8.00%, 08/15/2030	398
	7,743	8.00%, 08/15/2030	8,320
	2,133	8.00%, 08/15/2030	2,512
	15,168	8.00%, 11/15/2030	16,535
	85,136	8.00%, 02/15/2031	93,478

			1,909,920

		Total U.S. Government Agencies (cost $11,676,388)	$12,064,974

The accompanying notes are an integral part of these financial statements.

26

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT SECURITIES - 14.2%
		Other Direct Federal Obligations - 0.8%
		FFC - 0.8%
$	5,000,000	9.80%, 04/06/2018	$6,268,610

		U.S. Treasury Securities - 13.4%
		U.S. Treasury Bonds - 2.1%
	865,000	2.75%, 11/15/2042	864,865
	5,295,000	2.88%, 05/15/2043	5,425,305
	500,000	3.00%, 11/15/2044	526,133
	2,167,500	3.13%, 02/15/2043	2,328,370
	2,825,000	3.13%, 08/15/2044	3,042,392
	1,705,000	3.38%, 05/15/2044	1,922,121
	1,400,000	6.00%, 02/15/2026	1,927,734

			16,036,920

		U.S. Treasury Notes - 11.3%
	600,000	0.38%, 06/30/2015 (8)	600,328
	1,650,000	0.38%, 05/31/2016	1,651,160
	15,000,000	0.50%, 08/31/2016	15,018,750
	4,500,000	0.50%, 11/30/2016	4,501,760
	4,205,000	0.63%, 12/31/2016	4,214,201
	1,500,000	0.63%, 05/31/2017	1,499,649
	533,900	0.88%, 01/31/2017	537,112
	5,400,000	1.00%, 09/30/2016	5,443,875
	2,500,000	1.00%, 12/15/2017	2,511,720
	3,900,000	1.00%, 05/31/2018	3,904,267
	1,525,000	1.25%, 11/30/2018	1,531,553
	9,400,000	1.38%, 09/30/2018	9,494,000
	3,000,000	1.50%, 06/30/2016	3,040,314
	8,280,000	1.63%, 07/31/2019	8,386,083
	8,245,000	1.75%, 09/30/2019	8,383,491
	4,190,000	2.25%, 11/15/2024	4,267,582
	2,520,000	2.38%, 08/15/2024	2,595,600
	1,850,000	2.75%, 02/15/2024	1,965,336
	1,950,000	3.88%, 05/15/2018	2,122,148
	5,200,000	4.50%, 05/15/2017	5,610,311

			87,279,240

			109,584,770

		Total U.S. Government Securities (cost $105,558,006)	$109,584,770

DISCOUNT NOTES - 0.5%
		FHLB - 0.5%
	3,000,000	0.07%, 06/22/2015	$2,999,697
	500,000	0.09%, 06/26/2015	499,934

		Total Discount Notes (cost $3,499,631)	$3,499,631

PREFERRED STOCKS - 0.3%
		Retailing - 0.3%
	32,392	Tory Burch LLC (1)(2)(3)	$2,171,218

		Total Preferred Stocks (cost $2,538,751)	$2,171,218

		Total Long-Term Investments (cost $583,113,646)	$751,948,075

Shares or Principal Amount			Market Value*
SHORT-TERM INVESTMENTS - 1.9%
		Other Investment Pools & Funds - 1.9%
$	14,803,802	Federated Prime Obligations Fund	$14,803,802

		Total Short-Term Investments (cost $14,803,802)	$14,803,802

Total Investments (cost $601,417,079) ^	99.6%	$770,251,508
Other Assets and Liabilities	0.4%	3,442,759

Total Net Assets	100.0%	$773,694,267

The accompanying notes are an integral part of these financial statements.

27

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $604,394,023 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$168,936,042
Unrealized Depreciation	(3,078,557)

Net Unrealized Appreciation	$165,857,485

(1)	Non-income producing.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	2,006,600	Allstar Co.	$872,909
11/2013	32,392	Tory Burch LLC Preferred	2,538,751

			$3,411,660

At April 30, 2015, the aggregate value of these securities were $4,238,016, which represents 0.5% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $4,238,016, which represents 0.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $20,891,562, which represents 2.7% of total net assets.

(5)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	Represents or includes a TBA transaction.

(8)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

Futures Contracts Outstanding at April 30, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury CME Ultra Long Term Bond Future	8	06/19/2015	$1,318,263	$1,316,000	$(2,263)
Short position contracts:
U.S. Treasury 10-Year Note Future	17	06/19/2015	$2,181,007	$2,182,375	$(1,368)
U.S. Treasury 5-Year Note Future	87	06/30/2015	10,340,846	10,451,554	(110,708)

Total					$(112,076)

Total futures contracts					$(114,339)

The accompanying notes are an integral part of these financial statements.

28

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

TBA Sale Commitments Outstanding at April 30, 2015

Description	Principal Amount	Maturity Date	Market Value*	Unrealized Appreciation/ (Depreciation)
FHLMC, 4.50%	$1,300,000	05/01/2045	$1,413,425	$(1,769)
FNMA, 4.50%	2,125,000	05/01/2045	2,312,763	(3,403)

Total			$3,726,188	$(5,172)

At April 30, 2015, the aggregate market value of these securities represents (0.5)% of total net assets.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFC	Federal Financing Corp.
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

29

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Common Stocks
Automobiles & Components	$4,389,240	$4,389,240	$—	$—
Banks	56,465,475	56,465,475	—	—
Capital Goods	33,582,228	33,582,228	—	—
Consumer Durables & Apparel	3,668,925	3,668,925	—	—
Consumer Services	3,842,690	3,842,690	—	—
Diversified Financials	26,417,240	26,417,240	—	—
Energy	45,295,167	45,295,167	—	—
Food & Staples Retailing	9,164,467	9,164,467	—	—
Food, Beverage & Tobacco	25,251,916	20,981,371	4,270,545	—
Health Care Equipment & Services	23,909,542	23,909,542	—	—
Household & Personal Products	4,283,983	4,283,983	—	—
Insurance	19,292,919	19,292,919	—	—
Materials	14,723,154	14,723,154	—	—
Media	24,592,366	24,592,366	—	—
Pharmaceuticals, Biotechnology & Life Sciences	71,680,683	58,964,373	12,716,310	—
Real Estate	1,421,632	1,421,632	—	—
Retailing	21,221,810	19,155,012	—	2,066,798
Semiconductors & Semiconductor Equipment	32,389,692	32,389,692	—	—
Software & Services	53,054,233	53,054,233	—	—
Technology Hardware & Equipment	34,931,781	34,931,781	—	—
Telecommunication Services	2,926,983	2,926,983	—	—
Transportation	4,950,318	4,950,318	—	—
Utilities	8,831,375	8,831,375	—	—
Asset & Commercial Mortgage Backed Securities	8,682,280	—	8,682,280	—
Corporate Bonds	85,522,046	—	85,522,046	—
Foreign Government Obligations	842,994	—	842,994	—
Municipal Bonds	6,791,974	—	6,791,974	—
U.S. Government Agencies	12,064,974	—	12,064,974	—
U.S. Government Securities	109,584,770	—	109,584,770	—
Discount Notes	3,499,631	—	3,499,631	—
Preferred Stocks	2,171,218	—	—	2,171,218
Short-Term Investments	14,803,802	14,803,802	—	—

Total	$770,251,508	$522,037,968	$243,975,524	$4,238,016

Liabilities
Futures Contracts (2)	$(114,339)	$(114,339)	$—	$—
TBA Sale Commitments	(3,726,188)	—	(3,726,188)	—

Total	$(3,840,527)	$(114,339)	$(3,726,188)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $4,216,704 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

30

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Corporate Bonds	Preferred Stocks	Total
Beginning balance	$1,703,202	$1,278,903	$2,122,954	$5,105,059
Purchases	—	205,000	—	205,000
Sales	—	(12,330)	—	(12,330)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	—	—	—
Net change in unrealized appreciation/depreciation	363,596	(2,253)	48,264	409,607
Transfers into Level 3 (1)	—	—	—	—
Transfers out of Level 3 (1)	—	(1,469,320)	—	(1,469,320)

Ending balance	$2,066,798	$—	$2,171,218	$4,238,016

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $658,787.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

31

The Hartford Balanced Income Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	0.4%
Aa / AA	3.9
A	16.4
Baa / BBB	21.8
Ba / BB	2.2
B	3.1
Caa / CCC or Lower	1.9
Not Rated	0.6
Non-Debt Securities and Other Short-Term Instruments	49.4
Other Assets & Liabilities	0.3

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Common Stocks	46.4%
Preferred Stocks	0.0

Total	46.4%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.8%
Corporate Bonds	43.5
Foreign Government Obligations	4.4
Municipal Bonds	0.3
Senior Floating Rate Interests	0.2
U.S. Government Securities	0.1

Total	50.3%

Short-Term Investments	3.0
Other Assets & Liabilities	0.3

Total	100.0%

The accompanying notes are an integral part of these financial statements.

32

The Hartford Balanced Income Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 46.4%
	Banks - 6.5%
830,290	BB&T Corp.	$31,791,805
1,663,310	JP Morgan Chase & Co.	105,220,991
704,330	M&T Bank Corp.	84,287,171
782,300	National Bank of Canada	31,609,718
781,690	US Bancorp	33,511,050
2,379,670	Wells Fargo & Co.	131,119,817

		417,540,552

	Capital Goods - 3.8%
315,100	Caterpillar, Inc.	27,375,888
1,056,570	Eaton Corp. plc	72,618,056
3,088,080	General Electric Co.	83,625,206
138,610	Lockheed Martin Corp.	25,864,626
449,124	Schneider Electric S.A.	33,571,291

		243,055,067

	Commercial & Professional Services - 0.3%
447,040	Waste Management, Inc.	22,141,891

	Consumer Services - 0.7%
439,160	McDonald’s Corp.	42,400,898

	Diversified Financials - 1.4%
220,530	BlackRock, Inc.	80,259,688
188,700	Invesco Ltd.	7,815,954

		88,075,642

	Energy - 5.3%
817,840	Chevron Corp.	90,829,310
592,500	Enbridge, Inc.	31,005,525
1,003,310	Exxon Mobil Corp.	87,659,195
439,000	Occidental Petroleum Corp.	35,163,900
383,200	Phillips 66	30,391,592
660,069	Royal Dutch Shell plc Class B	21,132,630
1,420,700	Suncor Energy, Inc.	46,314,820

		342,496,972

	Food & Staples Retailing - 0.4%
726,650	Sysco Corp.	26,907,849

	Food, Beverage & Tobacco - 4.1%
421,750	Altria Group, Inc.	21,108,588
549,093	British American Tobacco plc	30,169,134
945,600	Coca-Cola Co.	38,353,536
225,800	Diageo plc ADR	25,068,316
1,158,730	Kraft Foods Group, Inc.	98,202,367
144,110	PepsiCo, Inc.	13,707,743
281,550	Philip Morris International, Inc.	23,500,979
308,760	Unilever N.V.	13,424,885

		263,535,548

	Health Care Equipment & Services - 0.3%
291,030	Baxter International, Inc.	20,005,402

	Household & Personal Products - 0.8%
185,790	Kimberly-Clark Corp.	20,379,305
381,170	Procter & Gamble Co.	30,306,827

		50,686,132

	Insurance - 1.6%
325,280	ACE Ltd.	34,801,707
758,300	MetLife, Inc.	38,893,207
571,000	Principal Financial Group, Inc.	29,189,520

		102,884,434

Shares or Principal Amount		Market Value*
COMMON STOCKS - 46.4% - (continued)
	Materials - 1.8%
271,000	Agrium, Inc.	$28,083,730
756,480	Dow Chemical Co.	38,580,480
324,620	E.I. DuPont de Nemours & Co.	23,762,184
440,490	Nucor Corp.	21,522,341

		111,948,735

	Media - 0.4%
583,660	Thomson Reuters Corp.	23,965,080

	Pharmaceuticals, Biotechnology & Life Sciences - 7.0%
621,570	AstraZeneca plc ADR	42,565,114
564,600	Bristol-Myers Squibb Co.	35,981,958
547,000	Eli Lilly & Co.	39,312,890
958,970	Johnson & Johnson	95,129,824
1,738,460	Merck & Co., Inc.	103,542,678
181,533	Novartis AG	18,529,457
2,467,435	Pfizer, Inc.	83,720,069
106,825	Roche Holding AG	30,568,518

		449,350,508

	Semiconductors & Semiconductor Equipment - 2.8%
1,062,870	Analog Devices, Inc.	65,727,881
2,217,350	Intel Corp.	72,174,743
708,610	Maxim Integrated Products, Inc.	23,263,666
348,710	Texas Instruments, Inc.	18,903,569

		180,069,859

	Software & Services - 2.4%
183,900	IBM Corp.	31,500,231
2,561,850	Microsoft Corp.	124,608,384

		156,108,615

	Technology Hardware & Equipment - 1.3%
2,975,290	Cisco Systems, Inc.	85,777,611

	Telecommunication Services - 2.1%
754,300	BCE, Inc.	33,254,221
1,974,739	Verizon Communications, Inc.	99,605,835

		132,860,056

	Transportation - 0.4%
262,830	United Parcel Service, Inc. Class B	26,422,300

	Utilities - 3.0%
619,500	Duke Energy Corp.	48,054,615
705,040	Eversource Energy	34,377,750
3,344,636	National Grid plc	44,996,527
830,245	UGI Corp.	28,900,829
991,770	Xcel Energy, Inc.	33,630,921

		189,960,642

	Total Common Stocks (cost $2,514,557,517)	$2,976,193,793

PREFERRED STOCKS - 0.0%
	Diversified Financials - 0.0%
100	Citigroup Capital	2,589
7,000	Discover Financial Services Series B	180,320
77,350	GMAC Capital Trust I Series 2	2,032,758

	Total Preferred Stocks (cost $2,216,005)	$2,215,667

The accompanying notes are an integral part of these financial statements.

33

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.8%
		Asset-Backed - Credit Card - 0.1%
		Capital One Multi-Asset Execution Trust
$	8,430,000	0.23%, 11/15/2019 (1)	$8,397,781

		Asset-Backed - Finance & Insurance - 0.1%
		Countrywide Asset-Backed Certificates
	1,000,000	0.57%,06/25/2036 (1)	892,319
		First Franklin Mortgage Loan Trust
	1,602,261	0.42%,04/25/2036 (1)	1,034,995
		Lehman XS Trust
	1,066,128	0.44%,11/25/2035 (1)	759,149
		Securitized Asset Backed Receivables LLC
	1,005,140	0.27%,07/25/2036 (1)	496,563

			3,183,026

		Asset-Backed - Home Equity - 0.2%
		Asset Backed Funding Certificates
	282,373	0.40%, 01/25/2037 (1)	174,734
		GSAA Home Equity Trust
	2,177,255	0.26%, 02/25/2037 (1)	1,172,351
	1,306,328	0.27%, 12/25/2036 (1)	635,944
	1,042,684	0.27%, 03/25/2037 (1)	564,210
	2,664,364	0.36%, 11/25/2036 (1)	1,445,870
	825,679	0.41%, 04/25/2047 (1)	546,749
	1,181,990	0.50%, 04/25/2047 (1)	788,928
	1,518,748	5.99%, 06/25/2036 (1)	880,145
		Morgan Stanley Mortgage Loan Trust
	1,566,923	0.35%, 11/25/2036 (1)	758,483
		Renaissance Home Equity Loan Trust
	2,544,857	5.91%, 04/25/2037	1,450,762
		Soundview Home Loan Trust
	1,995,000	0.43%, 11/25/2036 (1)	1,374,936

			9,793,112

		Commercial Mortgage-Backed Securities - 0.2%
		Bear Stearns Commercial Mortgage Securities, Inc.
	455,000	5.20%, 12/11/2038	476,832
	250,984	5.54%, 10/12/2041	263,075
	249,277	5.54%, 09/11/2041	259,487
		Commercial Mortgage Pass-Through Certificates
	815,000	4.40%, 07/10/2045 (1)(2)	777,679
	380,000	4.48%, 12/10/2045 (1)(2)	372,212
	1,100,000	4.73%, 10/15/2045 (1)(2)	1,105,537
	270,000	4.75%, 10/15/2045 (1)(2)	213,470
	1,130,000	4.93%, 10/15/2045 (1)(2)	1,159,707
	90,505	5.94%, 06/10/2046 (1)	93,407
		Community or Commercial Mortgage Trust
	970,000	4.73%, 10/15/2045 (1)(2)	804,081
		GS Mortgage Securities Trust
	855,000	5.02%, 11/10/2045 (1)(2)	865,749
	1,000,000	5.03%, 04/10/2047 (1)(2)	973,079
		JP Morgan Chase Commercial Mortgage Securities Corp.
	261,749	5.48%, 04/15/2043 (1)	266,652
	850,000	5.50%, 08/15/2046 (1)(2)	917,084
		JP Morgan Chase Commercial Mortgage Securities Trust
	1,000,000	4.00%, 08/15/2046 (1)(2)	934,841
	1,247,998	4.82%, 10/15/2045 (1)(2)	1,264,237

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.8% - (continued)
		Commercial Mortgage-Backed Securities - 0.2% - (continued)
		Merrill Lynch Mortgage Investors Trust
$	39,296	5.05%, 07/12/2038 (1)	$39,362
		Morgan Stanley Bank of America Merrill Lynch Trust
	960,000	4.50%, 08/15/2045 (2)	755,955
		Morgan Stanley Capital I
	47,500	5.23%, 09/15/2042 (1)	47,577
		UBS-Barclays Commercial Mortgage Trust
	605,000	4.23%, 03/10/2046 (1)(2)	512,087
		Wells Fargo Commercial Mortgage Trust
	360,000	4.94%, 10/15/2045 (1)(2)	370,162
		WF-RBS Commercial Mortgage Trust
	1,085,599	3.02%, 11/15/2047 (2)	772,114
	440,505	5.00%, 04/15/2045 (1)(2)	360,224

			13,604,610

		Whole Loan Collateral CMO - 1.2%
		Adjustable Rate Mortgage Trust
	952,823	0.43%, 01/25/2036 (1)	799,565
	772,070	0.45%, 11/25/2035 (1)	703,486
	814,133	0.68%, 01/25/2036 (1)	703,394
		American Home Mortgage Assets Trust
	858,943	0.37%, 09/25/2046 (1)	640,812
	322,036	1.08%, 10/25/2046 (1)	228,966
		Banc of America Funding Corp.
	1,847,914	0.41%, 02/20/2047 (1)	1,602,830
	991,236	0.48%, 05/20/2047 (1)	816,989
	1,047,167	5.77%, 05/25/2037 (1)	926,513
	247,003	5.85%, 01/25/2037	198,154
		BCAP LLC Trust
	519,735	0.35%, 01/25/2037 (1)	411,993
		Bear Stearns Adjustable Rate Mortgage Trust
	782,945	2.26%, 08/25/2035 (1)	787,385
	1,220,942	2.41%, 10/25/2035 (1)	1,202,733
	538,904	4.89%, 06/25/2047 (1)	483,027
		Bear Stearns Alt-A Trust
	2,398,780	0.50%, 08/25/2036 (1)	1,798,082
	352,084	0.56%, 05/25/2036 (1)	289,499
	1,523,965	0.66%, 02/25/2036 (1)	1,251,581
		Bear Stearns Mortgage Funding Trust
	1,948,741	0.36%, 10/25/2036 (1)	1,518,075
		Chase Mortgage Finance Trust
	585,000	5.50%, 11/25/2035	574,800
		CHL Mortgage Pass-Through Trust
	2,374,489	0.52%, 03/25/2035 (1)	1,946,896
	646,540	2.42%, 06/20/2035 (1)	616,534
	2,576,723	2.42%, 06/20/2035 (1)	2,457,135
	681,721	2.67%, 04/25/2037 (1)	611,384
		Citigroup Mortgage Loan Trust
	619,117	2.54%, 07/25/2036 (1)	417,233
		Connecticut Avenue Securities Series
	375,000	2.78%, 05/25/2024 (1)	349,641
	1,545,000	3.08%, 07/25/2024 (1)	1,464,079
	2,120,000	3.18%, 07/25/2024 (1)	2,030,964
	875,000	5.08%, 11/25/2024 (1)	930,830
		Countrywide Alternative Loan Trust
	484,431	0.45%, 01/25/2036 (1)	430,674
	276,204	0.50%, 11/25/2035 (1)	226,234

The accompanying notes are an integral part of these financial statements.

34

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.8% - (continued)
		Whole Loan Collateral CMO - 1.2% - (continued)
$	1,590,737	0.58%, 10/25/2036 (1)	$1,140,760
	3,867,002	0.63%, 04/25/2037 (1)	2,478,029
	976,421	5.50%, 12/25/2035	859,406
	1,176,365	5.75%, 05/25/2036	1,045,535
	252,775	6.00%, 05/25/2036	217,873
	747,316	6.00%, 12/25/2036	585,200
	1,291,856	6.50%, 08/25/2037	906,339
		Countrywide Home Loans, Inc.
	719,805	2.55%, 09/25/2047 (1)	640,346
	309,408	2.70%, 04/20/2036 (1)	221,351
	3,567,669	4.76%, 11/20/2035 (1)	3,183,570
	1,219,085	5.75%, 08/25/2037	1,159,298
		CS First Boston Mortgage Securities Corp.
	575,432	5.50%, 06/25/2035	546,175
		Deutsche Alt-A Securities Mortgage Loan Trust
	611,487	0.33%, 03/25/2037 (1)	437,469
		Downey S & L Association Mortgage Loan Trust
	688,710	1.05%, 03/19/2046 (1)	529,138
		GMAC Mortgage Corp. Loan Trust
	280,329	2.98%, 04/19/2036 (1)	248,616
		GSR Mortgage Loan Trust
	279,381	0.68%, 11/25/2035 (1)	202,430
	2,297,339	2.71%, 01/25/2036 (1)	2,127,775
		HarborView Mortgage Loan Trust
	401,696	0.37%, 01/19/2038 (1)	338,960
	2,472,166	0.42%, 12/19/2036 (1)	1,748,341
	481,619	0.51%, 09/19/2035 (1)	380,172
	529,502	0.88%, 01/19/2035 (1)	368,591
		IndyMac INDA Mortgage Loan Trust
	536,969	2.56%, 09/25/2036 (1)	448,408
	1,040,540	2.58%, 12/25/2036 (1)	904,222
		IndyMac Index Mortgage Loan Trust
	384,022	0.38%, 10/25/2036 (1)	326,613
	432,022	0.42%, 07/25/2035 (1)	375,189
	664,094	0.46%, 07/25/2035 (1)	552,851
	228,999	0.47%, 01/25/2036 (1)	159,042
	796,445	0.58%, 07/25/2046 (1)	444,864
	321,169	2.42%, 01/25/2036 (1)	296,564
	491,162	2.50%, 08/25/2035 (1)	391,602
	614,733	4.51%, 02/25/2036(1)	522,464
		JP Morgan Mortgage Trust
	329,356	2.53%, 04/25/2037 (1)	294,013
	2,748,660	2.61%, 05/25/2036 (1)	2,520,568
	1,504,633	2.61%, 05/25/2036 (1)	1,335,553
		Lehman XS Trust
	334,597	0.39%, 07/25/2046 (1)	265,040
	1,334,785	0.42%, 06/25/2047 (1)	896,061
	471,392	1.03%, 09/25/2047 (1)	376,884
		Merrill Lynch Mortgage Investors Trust
	384,847	2.55%, 07/25/2035 (1)	311,810
		Morgan Stanley Mortgage Loan Trust
	716,092	2.76%, 05/25/2036 (1)	519,945
		Nomura Asset Acceptance Corp. Alternative Loan Trust
	1,152,408	3.47%, 06/25/2036 (1)	882,468

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.8% - (continued)
		Whole Loan Collateral CMO - 1.2% - (continued)
		RBSGC Mortgage Pass-Through Certificates
$	1,078,600	6.25%, 01/25/2037	$974,869
		Residential Accredit Loans, Inc.
	2,381,883	0.48%, 04/25/2036 (1)	1,705,809
	1,116,983	0.94%, 09/25/2046 (1)	755,523
	2,900,853	1.39%, 11/25/2037 (1)	1,852,148
		Residential Asset Securitization Trust
	453,493	0.63%, 03/25/2035 (1)	368,198
	1,588,797	6.25%, 11/25/2036	1,165,138
		Residential Funding Mortgage Securities, Inc.
	5,399,941	2.70%, 08/25/2035 (1)	4,279,486
	364,278	3.03%, 04/25/2037 (1)	317,544
	1,199,363	6.00%, 07/25/2037	1,089,096
		Sequoia Mortgage Trust
	737,829	0.45%, 01/20/2035 (1)	698,286
	330,540	2.49%, 07/20/2037 (1)	282,489
		Structured Adjustable Rate Mortgage Loan Trust
	1,182,451	0.37%, 07/25/2037 (1)	862,613
	764,490	0.48%, 09/25/2034 (1)	678,409
		Structured Asset Mortgage Investments II Trust
	1,250,531	0.41%, 02/25/2036 (1)	996,720
		WaMu Mortgage Pass-Through Certificates
	516,863	0.95%, 12/25/2046 (1)	414,877
		WaMu Mortgage Pass-Through Certificates Trust
	1,857,167	1.12%, 07/25/2046 (1)	1,541,086
	1,359,055	2.20%, 11/25/2046 (1)	1,224,946

			76,816,260

		Whole Loan Collateral PAC - 0.0%
		Countrywide Alternative Loan Trust
	789,387	0.68%, 12/25/2035 (1)	566,225

		Total Asset & Commercial Mortgage Backed Securities (cost $110,449,776)	$112,361,014

CORPORATE BONDS - 43.5%
		Advertising - 0.2%
		Getty Images, Inc.
	1,310,000	7.00%, 10/15/2020 (2)	$766,350
		Lamar Media Corp.
	625,000	5.00%, 05/01/2023	637,500
	95,000	5.88%, 02/01/2022	100,462
		WPP Finance 2010
	8,195,000	3.75%, 09/19/2024	8,496,101

			10,000,413

		Aerospace/Defense - 0.3%
		BAE Systems Holdings, Inc.
	4,085,000	3.80%, 10/07/2024 (2)	4,267,416
		Lockheed Martin Corp.
	1,025,000	3.80%, 03/01/2045	985,843
		Raytheon Co.
	2,815,000	3.15%, 12/15/2024	2,895,438

The accompanying notes are an integral part of these financial statements.

35

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Aerospace/Defense - 0.3% - (continued)
$	2,600,000	4.70%, 12/15/2041	$2,893,704
	1,250,000	4.88%, 10/15/2040	1,427,786
	.	United Technologies Corp
	1,925,000	4.50%, 06/01/2042	2,049,929
	950,000	6.13%, 07/15/2038	1,238,528

			15,758,644

		Agriculture - 0.4%
		Altria Group, Inc.
	3,800,000	2.85%, 08/09/2022	3,781,171
	60,000	10.20%, 02/06/2039	104,201
		Cargill, Inc.
	2,925,000	4.10%, 11/01/2042 (2)	2,963,364
		Imperial Tobacco Finance plc
	5,525,000	2.05%, 02/11/2018 (2)	5,552,305
		Philip Morris International, Inc.
	3,400,000	3.25%, 11/10/2024	3,462,584
	3,085,000	3.60%, 11/15/2023	3,279,281
	4,250,000	4.25%, 11/10/2044	4,288,832
		Reynolds American, Inc.
	1,345,000	3.25%, 11/01/2022	1,330,365
	1,535,000	6.15%, 09/15/2043	1,824,414

			26,586,517

		Airlines - 0.0%
		Continental Airlines Class B Pass-Through Trust
	8,912	6.90%, 10/19/2023	9,591

		Apparel - 0.0%
		NIKE, Inc.
	1,940,000	3.63%, 05/01/2043	1,907,878

		Auto Manufacturers - 1.7%
		Daimler Finance NA LLC
	6,725,000	2.25%, 03/02/2020 (2)	6,742,472
	7,300,000	3.25%, 08/01/2024 (2)	7,531,994
		FCA US LLC / CG Co-Issuer, Inc.
	1,790,000	8.00%, 06/15/2019	1,875,115
	3,660,000	8.25%, 06/15/2021	4,039,725
		Ford Motor Co.
	2,370,000	7.45%, 07/16/2031	3,217,292
		Ford Motor Credit Co. LLC
	6,000,000	1.68%, 09/08/2017	6,001,464
	11,365,000	2.38%, 03/12/2019	11,483,037
	4,220,000	2.60%, 11/04/2019	4,261,955
	4,445,000	4.25%, 09/20/2022	4,744,540
	240,000	5.00%, 05/15/2018	261,244
	2,835,000	5.88%, 08/02/2021	3,312,760
		General Motors Co.
	1,405,000	4.88%, 10/02/2023	1,521,643
	1,431,000	6.25%, 10/02/2043	1,707,921
		General Motors Financial Co., Inc.
	10,575,000	2.40%, 04/10/2018	10,585,712
	7,860,000	3.50%, 07/10/2019	8,049,591
		Harley-Davidson Financial Services, Inc.
	9,915,000	2.40%, 09/15/2019 (2)	10,070,299
		Hyundai Capital America
	6,020,000	2.00%, 03/19/2018 (2)	6,062,146
		Toyota Motor Credit Corp.
	6,900,000	1.45%, 01/12/2018	6,944,746

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Auto Manufacturers - 1.7% - (continued)
		Volkswagen Group of America Finance LLC
$	8,215,000	1.60%, 11/20/2017 (2)	$8,262,425
	2,345,000	2.45%, 11/20/2019 (2)	2,390,312

			109,066,393

		Auto Parts & Equipment - 0.1%
		American Axle & Manufacturing Holdings, Inc.
	295,000	6.63%, 10/15/2022	313,437
		Delphi Corp.
	1,875,000	4.15%, 03/15/2024	1,985,556
	2,510,000	5.00%, 02/15/2023	2,704,525
		ZF North America Capital, Inc.
	520,000	4.50%, 04/29/2022 (2)	519,025
	1,240,000	4.75%, 04/29/2025	1,243,100

			6,765,643

		Beverages - 0.3%
		Anheuser-Busch InBev Worldwide, Inc.
	2,890,000	3.75%, 07/15/2042	2,742,853
	2,000,000	4.63%, 02/01/2044	2,174,180
	3,240,000	5.38%, 01/15/2020	3,713,043
	500,000	8.20%, 01/15/2039	779,741
		Constellation Brands, Inc.
	190,000	4.25%, 05/01/2023	195,462
	585,000	6.00%, 05/01/2022	669,825
		Heineken N.V.
	3,585,000	3.40%, 04/01/2022 (2)	3,708,690
		Molson Coors Brewing Co.
	3,970,000	5.00%, 05/01/2042	4,131,992
		SABMiller Holdings, Inc.
	1,475,000	3.75%, 01/15/2022 (2)	1,554,802
	800,000	4.95%, 01/15/2042 (2)	876,558

			20,547,146

		Biotechnology - 0.5%
		Amgen, Inc.
	5,070,000	3.63%, 05/22/2024	5,283,239
	4,340,000	5.15%, 11/15/2041	4,692,586
	1,475,000	6.90%, 06/01/2038	1,962,919
		Celgene Corp.
	2,945,000	3.63%, 05/15/2024	3,047,981
	6,190,000	4.63%, 05/15/2044	6,337,997
		Gilead Sciences, Inc.
	1,565,000	2.05%, 04/01/2019	1,587,226
	1,255,000	3.50%, 02/01/2025	1,301,588
	1,765,000	3.70%, 04/01/2024	1,856,399
	3,700,000	4.40%, 12/01/2021	4,146,098
	2,835,000	4.50%, 02/01/2045	2,986,522

			33,202,555

		Chemicals - 0.5%
		Agrium, Inc.
	1,650,000	3.15%, 10/01/2022	1,647,174
	1,520,000	3.38%, 03/15/2025	1,507,227
	4,060,000	4.13%, 03/15/2035	3,922,959
		CF Industries Holdings, Inc.
	1,235,000	3.45%, 06/01/2023	1,239,665
	3,000,000	5.15%, 03/15/2034	3,206,124
	3,885,000	5.38%, 03/15/2044	4,237,746

The accompanying notes are an integral part of these financial statements.

36

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Chemicals - 0.5% - (continued)
		Ineos Group Holdings plc
$	1,625,000	5.88%, 02/15/2019 (2)	$1,645,312
	4,290,000	6.13%, 08/15/2018 (2)	4,365,075
		LyondellBasell Industries
	4,870,000	4.63%, 02/26/2055	4,693,404
		Monsanto Co.
	2,900,000	4.20%, 07/15/2034	3,018,227

			29,482,913

		Commercial Banks - 11.5%
		Abbey National Treasury Services plc
	6,630,000	2.35%, 09/10/2019	6,714,267
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	2,800,000	7.00%, 02/19/2019 (1)(3)(4)	3,222,579
$	800,000	9.00%, 05/09/2018 (1)(3)(4)	865,000
		Banco de Credito del Peru
	652,000	2.75%, 01/09/2018 (2)	658,520
		Bank of America Corp.
	7,100,000	1.65%, 03/26/2018	7,109,209
	1,410,000	2.60%, 01/15/2019	1,431,759
	14,875,000	4.00%, 01/22/2025	14,743,297
	4,260,000	4.10%, 07/24/2023	4,481,200
	2,635,000	4.20%, 08/26/2024	2,662,035
	800,000	4.88%, 04/01/2044	871,374
	5,425,000	5.63%, 07/01/2020	6,211,072
	915,000	5.65%, 05/01/2018	1,011,883
	2,990,000	5.75%, 12/01/2017	3,284,093
	2,840,000	5.88%, 01/05/2021	3,298,964
	4,960,000	6.00%, 09/01/2017	5,429,424
	3,970,000	7.63%, 06/01/2019	4,769,618
		Bank of New York Mellon Corp.
	9,300,000	2.15%, 02/24/2020	9,336,289
	3,810,000	3.00%, 02/24/2025	3,822,463
		Bank of Tokyo-Mitsubishi UFJ Ltd.
	5,925,000	1.55%, 09/09/2016 (2)	5,957,362
		Barclays Bank plc
	15,416,000	6.05%, 12/04/2017 (2)	16,897,493
	2,815,000	8.25%, 12/15/2018 (1)(3)	2,998,532
		Barclays plc
	6,385,000	3.65%, 03/16/2025	6,300,443
		BBVA Banco Continental S.A.
	475,000	3.25%, 04/08/2018 (2)	492,100
		BBVA International Preferred SAU
	275,000	5.92%, 04/18/2017 (1)(3)	284,350
		BNP Paribas S.A.
	8,430,000	2.38%, 09/14/2017	8,612,442
	3,650,000	2.40%, 12/12/2018	3,719,146
		BPCE S.A.
	2,385,000	2.50%, 12/10/2018	2,445,085
	4,250,000	2.50%, 07/15/2019	4,308,591
	3,840,000	5.15%, 07/21/2024 (2)	4,033,398
	4,430,000	5.70%, 10/22/2023 (2)	4,835,730
		Capital One Financial Corp.
	3,075,000	6.15%, 09/01/2016	3,261,929
		Capital One NA/Mclean
	4,600,000	2.40%, 09/05/2019	4,618,000
		CIT Group, Inc.
	335,000	5.00%, 05/15/2017	346,725
	686,000	5.25%, 03/15/2018	711,039
	545,000	5.38%, 05/15/2020	577,019
	3,895,000	5.50%, 02/15/2019 (2)	4,075,144
	70,000	6.63%, 04/01/2018 (2)	75,075

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Commercial Banks - 11.5% - (continued)
		Citigroup, Inc.
$	9,875,000	2.40%, 02/18/2020	$9,880,303
	6,275,000	2.50%, 09/26/2018	6,395,191
	7,000,000	2.55%, 04/08/2019	7,112,021
	7,450,000	4.30%, 11/20/2026	7,540,719
	7,960,000	5.50%, 09/13/2025	8,909,445
	1,485,000	6.00%, 10/31/2033	1,717,555
	4,850,000	6.13%, 05/15/2018	5,451,075
	4,900,000	6.13%, 08/25/2036	5,781,157
	1,620,000	6.68%, 09/13/2043	2,078,585
		Compass Bank
	5,550,000	1.85%, 09/29/2017	5,557,093
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
	5,925,000	2.25%, 01/14/2019	6,011,333
	3,835,000	5.75%, 12/01/2043	4,606,414
		Credit Agricole S.A.
	3,485,000	4.38%, 03/17/2025 (2)	3,447,111
	890,000	7.88%, 01/23/2024 (1)(2)(3)	951,702
		Credit Suisse Group AG
	1,475,000	7.50%, 12/11/2023 (1)(2)(3)	1,578,250
		Credit Suisse Group Funding Guernsey Ltd.
	7,870,000	3.75%, 03/26/2025 (2)	7,846,665
		Credit Suisse New York
	2,680,000	3.63%, 09/09/2024	2,743,856
	3,685,000	5.40%, 01/14/2020	4,137,348
		Deutsche Bank AG
	4,910,000	4.30%, 05/24/2028 (1)	4,768,936
	5,765,000	4.50%, 04/01/2025	5,644,869
		Discover Bank/Greenwood DE
	6,520,000	4.20%, 08/08/2023	6,798,991
		Fifth Third Bancorp
	4,210,000	2.30%, 03/01/2019	4,251,818
	2,750,000	2.88%, 10/01/2021	2,775,869
	2,780,000	4.30%, 01/16/2024	2,957,745
	3,195,000	5.45%, 01/15/2017	3,410,691
	1,300,000	8.25%, 03/01/2038	1,924,693
		Goldman Sachs Group, Inc.
	450,000	1.44%, 04/23/2020 (1)	455,172
	6,425,000	1.86%, 11/29/2023 (1)	6,542,655
	1,925,000	2.38%, 01/22/2018	1,959,105
	3,940,000	2.60%, 04/23/2020	3,956,643
	2,500,000	2.90%, 07/19/2018	2,576,268
	6,345,000	3.50%, 01/23/2025	6,346,916
	3,180,000	3.63%, 02/07/2016	3,244,945
	3,315,000	4.00%, 03/03/2024	3,466,532
	2,625,000	4.80%, 07/08/2044	2,790,223
	4,200,000	5.38%, 03/15/2020	4,752,913
	4,740,000	5.75%, 01/24/2022	5,500,813
	4,550,000	6.15%, 04/01/2018	5,094,881
	3,149,000	6.25%, 02/01/2041	3,974,948
	2,470,000	6.45%, 05/01/2036	3,001,329
	7,545,000	6.75%, 10/01/2037	9,477,327
	2,921,000	7.50%, 02/15/2019	3,465,959
		HBOS Capital Funding L.P.
	750,000	6.85%, 06/23/2015 (3)(4)	769,202
		HSBC Holdings plc
	7,655,000	4.25%, 03/14/2024	7,984,448
	1,665,000	5.10%, 04/05/2021	1,890,636
	1,000,000	6.50%, 09/15/2037	1,256,948
	7,800,000	6.80%, 06/01/2038	10,236,151

The accompanying notes are an integral part of these financial statements.

37

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Commercial Banks - 11.5% - (continued)
		HSBC USA, Inc.
$	1,295,000	1.63%, 01/16/2018	$1,300,152
	6,705,000	2.35%, 03/05/2020	6,719,335
		Huntington National Bank
	10,000,000	1.70%, 02/26/2018	10,018,880
		ING Bank N.V.
	6,310,000	1.80%, 03/16/2018 (2)	6,342,717
		ING Groep N.V.
	725,000	6.00%, 04/16/2020 (1)(3)	721,828
	575,000	6.50%, 04/16/2025 (1)(3)	571,766
		JP Morgan Chase & Co.
	3,375,000	1.63%, 05/15/2018	3,374,622
	6,925,000	1.70%, 03/01/2018	6,950,186
	3,625,000	3.13%, 01/23/2025	3,576,719
	2,270,000	3.25%, 09/23/2022	2,303,392
	9,220,000	3.63%, 05/13/2024	9,491,464
	2,350,000	3.88%, 02/01/2024	2,459,799
	4,250,000	3.88%, 09/10/2024	4,292,789
	5,300,000	4.35%, 08/15/2021	5,794,432
	2,220,000	4.63%, 05/10/2021	2,460,000
	4,480,000	4.85%, 02/01/2044	4,970,529
	785,000	5.50%, 10/15/2040	929,065
	2,970,000	5.63%, 08/16/2043	3,464,000
	9,195,000	6.00%, 01/15/2018	10,244,949
	1,000,000	6.40%, 05/15/2038	1,298,787
		JP Morgan Chase Bank NA
	1,886,000	6.00%, 07/05/2017	2,067,790
		KeyCorp
	10,750,000	2.30%, 12/13/2018	10,932,417
		Lloyds Bank plc
	3,725,000	2.35%, 09/05/2019	3,764,463
	165,000	6.50%, 09/14/2020 (2)	193,536
		Merrill Lynch & Co., Inc.
	2,496,000	5.70%, 05/02/2017	2,682,646
	4,890,000	6.05%, 05/16/2016	5,122,280
	4,515,000	6.88%, 04/25/2018	5,149,321
	11,230,000	7.75%, 05/14/2038	15,549,294
		Mizuho Bank Ltd.
	5,000,000	0.72%, 09/25/2017 (1)(2)	4,990,210
	5,340,000	2.45%, 04/16/2019 (2)	5,377,535
		Morgan Stanley
	5,030,000	1.75%, 02/25/2016	5,066,261
	5,735,000	2.13%, 04/25/2018	5,781,431
	7,450,000	2.50%, 01/24/2019	7,556,595
	4,585,000	2.65%, 01/27/2020	4,637,356
	11,230,000	3.70%, 10/23/2024	11,486,145
	1,000,000	3.75%, 02/25/2023	1,035,180
	6,800,000	3.95%, 04/23/2027	6,675,274
	4,270,000	4.10%, 05/22/2023	4,380,132
	1,725,000	4.30%, 01/27/2045	1,696,249
	4,620,000	4.35%, 09/08/2026	4,706,528
	1,770,000	4.88%, 11/01/2022	1,917,483
	1,550,000	5.50%, 01/26/2020	1,755,759
	2,371,000	5.55%, 04/27/2017	2,556,801
	3,361,000	5.75%, 01/25/2021	3,897,584
	1,250,000	6.38%, 07/24/2042	1,615,451
	2,460,000	6.63%, 04/01/2018	2,786,727
	2,600,000	7.30%, 05/13/2019	3,087,586
		PNC Bank NA
	6,825,000	1.50%, 02/23/2018	6,862,442
	13,070,000	2.40%, 10/18/2019	13,278,924

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Commercial Banks - 11.5% - (continued)
$	2,465,000	2.70%, 11/01/2022	$2,440,079
		PNC Financial Services Group, Inc.
	1,240,000	2.85%, 11/09/2022 (1)	1,243,177
	4,310,000	3.90%, 04/29/2024	4,474,069
		Provident Funding Associates L.P.
	1,020,000	6.75%, 06/15/2021 (2)	971,550
		Royal Bank of Scotland Group plc
	2,970,000	5.13%, 05/28/2024	3,067,544
	1,260,000	6.99%, 10/05/2017 (1)(2)(3)	1,493,100
	1,400,000	7.64%, 09/30/2017 (1)(3)	1,533,000
	725,000	9.50%, 03/16/2022 (4)	813,785
		Santander Bank NA
	4,840,000	2.00%, 01/12/2018	4,849,893
		Santander Holdings USA, Inc.
	4,900,000	2.65%, 04/17/2020	4,870,090
		Santander UK plc
	2,515,000	5.00%, 11/07/2023 (2)	2,663,289
		Societe Generale S.A.
	2,535,000	2.63%, 10/01/2018	2,598,517
	2,670,000	5.00%, 01/17/2024 (2)	2,754,217
	875,000	6.00%, 01/27/2020 (1)(2)(3)	833,963
	2,855,000	7.88%, 12/18/2023 (1)(2)(3)	2,962,063
	1,055,000	8.25%, 11/29/2018 (3)(4)	1,120,938
		Standard Bank PLC
	100,000	8.13%, 12/02/2019 (4)	114,150
		Standard Chartered plc
	5,975,000	1.50%, 09/08/2017 (2)	5,955,970
		State Street Corp.
	1,445,000	3.10%, 05/15/2023	1,453,604
	3,340,000	3.70%, 11/20/2023	3,541,926
		Sumitomo Mitsui Financial Group, Inc.
	5,800,000	4.44%, 04/02/2024 (2)	6,168,457
		SunTrust Banks, Inc.
	4,940,000	2.35%, 11/01/2018	5,018,936
	3,700,000	2.50%, 05/01/2019	3,753,480
		Swedbank AB
	7,071,000	2.38%, 02/27/2019 (2)	7,182,679
		UBS AG Stamford CT
	5,125,000	1.80%, 03/26/2018	5,138,832
	2,850,000	5.88%, 07/15/2016	3,006,850
		VTB Bank OJSC Via VTB Capital S.A.
	1,800,000	6.95%, 10/17/2022 (4)	1,649,844
		Wachovia Corp.
	2,850,000	5.50%, 08/01/2035	3,295,988
		Wells Fargo & Co.
	8,560,000	2.13%, 04/22/2019	8,650,308
	1,510,000	2.15%, 01/30/2020	1,509,799
	7,100,000	3.00%, 02/19/2025	7,001,338
	4,965,000	3.45%, 02/13/2023	5,059,648
	3,350,000	3.90%, 05/01/2045	3,245,808
	8,225,000	4.10%, 06/03/2026	8,524,735
	4,080,000	4.13%, 08/15/2023	4,338,382
	759,000	4.48%, 01/16/2024	820,782
	3,000,000	4.60%, 04/01/2021	3,348,603
	3,055,000	4.65%, 11/04/2044	3,119,002
	60,000	5.38%, 11/02/2043	67,957
	3,968,000	5.61%, 01/15/2044	4,617,228

			736,664,489

The accompanying notes are an integral part of these financial statements.

38

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Commercial Services - 0.4%
		Catholic Health Initiatives
$	1,290,000	2.60%, 08/01/2018	$1,323,735
		Deluxe Corp.
	640,000	6.00%, 11/15/2020	675,200
		ERAC USA Finance Co.
	1,370,000	3.30%, 10/15/2022 (2)	1,388,453
	1,000,000	5.63%, 03/15/2042 (2)	1,155,264
		Hertz Corp.
	195,000	5.88%, 10/15/2020	198,413
	130,000	6.25%, 10/15/2022	134,550
	275,000	6.75%, 04/15/2019	284,567
		Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc.
	330,000	5.75%, 04/15/2023	350,625
		MasterCard, Inc.
	8,525,000	3.38%, 04/01/2024	8,925,411
		Quad/Graphics, Inc.
	2,605,000	7.00%, 05/01/2022	2,508,875
		Service Corp. International
	960,000	4.50%, 11/15/2020	981,600
	1,185,000	5.38%, 01/15/2022	1,256,100
	120,000	6.75%, 04/01/2016	124,800
	885,000	7.63%, 10/01/2018	1,022,175
		Servicemaster Co.
	3,068,000	7.00%, 08/15/2020	3,244,410
		Sotheby’s
	595,000	5.25%, 10/01/2022 (2)	593,512

			24,167,690

		Construction Materials - 0.3%
		Associated Materials LLC
	1,450,000	9.13%, 11/01/2017	1,232,500
		Building Materials Corp. of America
	4,120,000	5.38%, 11/15/2024 (2)	4,223,000
	200,000	6.75%, 05/01/2021 (2)	212,500
		Cemex Finance LLC
	1,660,000	6.00%, 04/01/2024 (2)	1,702,496
		Cemex S.A.B. de C.V.
	2,840,000	5.70%, 01/11/2025 (2)	2,846,248
	460,000	6.13%, 05/05/2025 (2)	472,052
		Masco Corp.
	155,000	6.13%, 10/03/2016	163,603
	775,000	6.50%, 08/15/2032	829,250
	310,000	7.13%, 03/15/2020	361,925
	160,000	7.75%, 08/01/2029	186,400
		Nortek, Inc.
	2,065,000	8.50%, 04/15/2021	2,230,200
		Ply Gem Industries, Inc.
	3,225,000	6.50%, 02/01/2022	3,160,500

			17,620,674

		Distribution/Wholesale - 0.0%
		American Builders & Contractors Supply Co., Inc.
	190,000	5.63%, 04/15/2021 (2)	195,700

		Diversified Financial Services - 1.9%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	1,180,000	4.50%, 05/15/2021 (2)	1,241,950
		Air Lease Corp.
	425,000	2.13%, 01/15/2018	422,875

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Diversified Financial Services - 1.9% - (continued)
$	7,770,000	4.50%, 01/15/2016	$7,935,112
	5,495,000	5.63%, 04/01/2017	5,872,781
		Ally Financial, Inc.
	4,895,000	5.13%, 09/30/2024	5,078,563
		American Express Co.
	5,127,000	2.65%, 12/02/2022	5,045,188
	4,700,000	7.00%, 03/19/2018	5,400,455
		American Express Credit Corp.
	4,165,000	0.57%, 09/22/2017 (1)	4,154,904
		Ameriprise Financial, Inc.
	3,310,000	4.00%, 10/15/2023	3,556,317
		Bear Stearns Cos. LLC
	1,210,000	7.25%, 02/01/2018	1,387,390
		Capital One Bank
	5,000,000	1.30%, 06/05/2017	4,981,280
		Discover Financial Services
	960,000	5.20%, 04/27/2022	1,062,350
		FMR LLC
	3,825,000	4.95%, 02/01/2033 (2)	4,195,807
		General Electric Capital Corp.
	7,500,000	3.45%, 05/15/2024	7,945,387
	4,625,000	4.65%, 10/17/2021	5,251,993
	725,000	5.55%, 05/04/2020	842,971
	4,225,000	5.88%, 01/14/2038	5,488,279
	1,890,000	6.00%, 08/07/2019	2,209,274
	1,000,000	6.25%, 12/15/2022 (1)(3)	1,125,000
	4,530,000	6.75%, 03/15/2032	6,230,086
	5,130,000	6.88%, 01/10/2039	7,433,421
		International Lease Finance Corp.
	455,000	5.88%, 04/01/2019	494,813
	2,095,000	5.88%, 08/15/2022	2,362,113
	3,350,000	6.25%, 05/15/2019	3,701,750
	350,000	7.13%, 09/01/2018 (2)	396,375
	380,000	8.75%, 03/15/2017	422,218
		Macquarie Group Ltd.
	5,450,000	3.00%, 12/03/2018 (2)	5,600,502
		MassMutual Global Funding II
	399,000	2.10%, 08/02/2018 (2)	406,432
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,765,000	6.50%, 08/01/2018	1,795,888
	1,135,000	6.50%, 07/01/2021	1,106,625
		Navient Corp.
	2,340,000	5.88%, 10/25/2024	2,211,300
	465,000	8.00%, 03/25/2020	517,889
	395,000	8.45%, 06/15/2018	440,702
		Synchrony Financial
	2,400,000	2.70%, 02/03/2020	2,404,922
	3,810,000	3.00%, 08/15/2019	3,886,486
	5,410,000	3.75%, 08/15/2021	5,583,742
		TMX Finance LLC
	1,130,000	8.50%, 09/15/2018 (2)	807,950

			119,001,090

		Electric - 2.1%
		AES Panama S.A.
	15,000	6.35%, 12/21/2016 (4)	15,598
		Berkshire Hathaway Energy Co.
	500,000	5.95%, 05/15/2037	623,216
		Centrais Electricas Brasileiras S.A.
	960,000	5.75%, 10/27/2021 (4)	892,800
	150,000	6.88%, 07/30/2019	146,955

The accompanying notes are an integral part of these financial statements.

39

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Electric - 2.1% - (continued)
		Comision Federal de Electricidad
$	370,000	4.88%, 01/15/2024 (2)	$398,490
		Consolidated Edison Co. of New York, Inc.
	2,945,000	3.30%, 12/01/2024	3,053,859
	1,400,000	4.20%, 03/15/2042	1,450,316
		Dominion Resources, Inc.
	2,895,000	4.70%, 12/01/2044	3,128,595
	3,390,000	7.00%, 06/15/2038	4,605,308
		DPL, Inc.
	3,035,000	7.25%, 10/15/2021	3,277,800
		Duke Energy Carolinas LLC
	3,270,000	3.75%, 06/01/2045	3,257,414
	3,000,000	5.30%, 02/15/2040	3,737,154
		Duke Energy Corp.
	1,350,000	3.55%, 09/15/2021	1,429,663
	2,935,000	3.75%, 04/15/2024	3,121,866
	3,000,000	3.95%, 10/15/2023	3,226,998
		Duke Energy Indiana, Inc.
	1,870,000	4.90%, 07/15/2043	2,195,184
		Duke Energy Progress, Inc.
	6,475,000	2.80%, 05/15/2022	6,599,223
	2,060,000	4.10%, 05/15/2042	2,176,666
	1,940,000	4.15%, 12/01/2044	2,058,571
		Dynegy, Inc.
	1,520,000	5.88%, 06/01/2023	1,501,000
		E.CL S.A.
	100,000	5.63%, 01/15/2021 (4)	111,259
		EDP Finance B.V.
	760,000	5.25%, 01/14/2021 (2)	818,360
		Electricitie De France
	3,095,000	4.88%, 01/22/2044 (2)	3,364,754
	5,450,000	5.63%, 01/22/2024 (1)(2)(3)	5,779,725
		Eversource Energy
	2,775,000	2.80%, 05/01/2023	2,728,874
	2,255,000	3.15%, 01/15/2025	2,255,710
		Exelon Generation Co. LLC
	2,725,000	4.25%, 06/15/2022	2,856,198
		Florida Power & Light Co.
	4,930,000	3.25%, 06/01/2024	5,149,326
	1,300,000	4.13%, 02/01/2042	1,384,117
		GenOn Americas Generation LLC
	1,180,000	8.50%, 10/01/2021	1,150,500
	1,545,000	9.13%, 05/01/2031	1,469,681
		Israel Electric Corp. Ltd.
	1,180,000	5.00%, 11/12/2024 (2)(4)	1,252,275
		MidAmerican Energy Co.
	2,598,000	4.40%, 10/15/2044	2,843,277
		Nevada Power Co.
	2,140,000	6.50%, 08/01/2018	2,466,772
		NiSource Finance Corp.
	1,450,000	3.85%, 02/15/2023	1,514,983
	3,450,000	4.80%, 02/15/2044	3,802,238
	1,450,000	5.25%, 02/15/2043	1,685,151
		Oncor Electric Delivery Co. LLC
	2,000,000	4.10%, 06/01/2022	2,176,562
		Pacific Gas & Electric Co.
	2,285,000	3.75%, 02/15/2024	2,427,977
	2,525,000	4.30%, 03/15/2045	2,654,757
	2,400,000	6.05%, 03/01/2034	3,075,648
	725,000	8.25%, 10/15/2018	881,398

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Electric - 2.1% - (continued)
		PacifiCorp
$	840,000	4.10%, 02/01/2042	$882,913
		Perusahaan Listrik Negara PT
	200,000	5.50%, 11/22/2021 (2)	217,000
		Potomac Electric Power Co.
	2,700,000	4.15%, 03/15/2043	2,845,260
		PPL Capital Funding, Inc.
	4,495,000	3.95%, 03/15/2024	4,807,834
		Progress Energy, Inc.
	1,750,000	7.00%, 10/30/2031	2,313,608
	3,051,000	7.05%, 03/15/2019	3,624,091
	540,000	7.75%, 03/01/2031	762,200
		PSEG Power LLC
	975,000	8.63%, 04/15/2031	1,396,730
		Public Service Co. of Colorado
	1,930,000	3.60%, 09/15/2042	1,880,445
		San Diego Gas & Electric Co.
	4,770,000	3.60%, 09/01/2023	5,074,073
		Southern California Edison Co.
	745,000	3.60%, 02/01/2045	719,748
	925,000	4.50%, 09/01/2040	1,021,983
	500,000	6.00%, 01/15/2034	652,508
	1,010,000	6.05%, 03/15/2039	1,339,386
		Southern Power Co.
	1,615,000	5.25%, 07/15/2043	1,838,072
		Tampa Electric Co.
	2,095,000	2.60%, 09/15/2022	2,081,638
		Texas Competitive Electric Holdings Co. LLC
	1,750,000	11.50%, 10/01/2020 (2)(5)	1,150,625
		Virginia Electric & Power Co.
	665,000	4.45%, 02/15/2044	726,599

			132,080,931

		Electronics - 0.0%
		Thermo Fisher Scientific, Inc.
	2,895,000	1.30%, 02/01/2017	2,897,194

		Engineering & Construction - 0.1%
		Abengoa Finance
EUR	1,545,000	6.00%, 03/31/2021 (2)	1,622,041
$	1,075,000	7.75%, 02/01/2020 (2)	1,070,700
		Abengoa Greenfield S.A.
	1,570,000	6.50%, 10/01/2019 (2)	1,471,875
		Aguila 3 S.A.
	165,000	7.88%, 01/31/2018 (2)	166,650
		SBA Tower Trust
	1,050,000	2.93%, 12/15/2042 (2)	1,067,724

			5,398,990

		Entertainment - 0.0%
		AMC Entertainment, Inc.
	2,430,000	9.75%, 12/01/2020	2,642,625

		Environmental Control - 0.5%
		Clean Harbors, Inc.
	120,000	5.13%, 06/01/2021	122,400
	150,000	5.25%, 08/01/2020	154,500
		Republic Services, Inc.
	6,550,000	3.55%, 06/01/2022	6,780,717
	9,221,000	5.00%, 03/01/2020	10,269,501
		Waste Management, Inc.
	950,000	3.13%, 03/01/2025	948,307

The accompanying notes are an integral part of these financial statements.

40

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Environmental Control - 0.5% - (continued)
$	11,390,000	3.50%, 05/15/2024	$11,759,378
	1,535,000	3.90%, 03/01/2035	1,528,478

			31,563,281

		Food - 0.4%
		Albertson’s Holdings LLC
	660,000	7.75%, 10/15/2022 (2)	719,400
		ConAgra Foods, Inc.
	2,000,000	7.13%, 10/01/2026	2,467,114
		JM Smucker Co.
	3,245,000	2.50%, 03/15/2020 (2)	3,266,803
	1,605,000	3.50%, 03/15/2025 (2)	1,616,188
	1,675,000	4.38%, 03/15/2045 (2)	1,667,821
		Kroger Co.
	6,275,000	2.95%, 11/01/2021	6,384,304
	1,580,000	5.15%, 08/01/2043	1,790,502
		Mondelez International, Inc.
	4,150,000	4.00%, 02/01/2024	4,444,202
		Sysco Corp.
	1,865,000	4.50%, 10/02/2044	1,929,246
		TreeHouse Foods, Inc.
	2,340,000	4.88%, 03/15/2022	2,410,200

			26,695,780

		Food Service - 0.1%
		Aramark Services, Inc.
	3,660,000	5.75%, 03/15/2020	3,815,550

		Forest Products & Paper - 0.3%
		International Paper Co.
	12,650,000	3.65%, 06/15/2024	12,797,512
	500,000	7.30%, 11/15/2039	649,533
		Tembec Industries, Inc.
	2,915,000	9.00%, 12/15/2019 (2)	2,973,300

			16,420,345

		Gas - 0.1%
		GNL Quintero S.A.
	380,000	4.63%, 07/31/2029 (2)	396,710
		Sempra Energy
	5,000,000	3.55%, 06/15/2024	5,166,970
	3,135,000	4.05%, 12/01/2023	3,345,897

			8,909,577

		Healthcare-Products - 0.4%
		Alere, Inc.
	2,815,000	6.50%, 06/15/2020	2,927,600
		Biomet, Inc.
	250,000	6.50%, 08/01/2020	264,688
	755,000	6.50%, 10/01/2020	790,862
		Medtronic, Inc.
	2,615,000	3.15%, 03/15/2022 (2)	2,701,175
	4,500,000	3.50%, 03/15/2025 (2)	4,653,418
	5,016,000	4.38%, 03/15/2035 (2)	5,299,700
	2,840,000	4.63%, 03/15/2045 (2)	3,059,032
		Zimmer Holdings, Inc.
	6,415,000	1.45%, 04/01/2017	6,433,251

			26,129,726

		Healthcare-Services - 1.3%
		Aetna, Inc.
	1,600,000	4.50%, 05/15/2042	1,724,371

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Healthcare-Services - 1.3% - (continued)
		Amsurg Corp.
$	1,860,000	5.63%, 07/15/2022	$1,888,272
		Anthem, Inc.
	1,365,000	3.13%, 05/15/2022	1,377,817
	3,100,000	3.30%, 01/15/2023	3,132,336
	3,175,000	3.50%, 08/15/2024	3,247,682
	3,315,000	4.63%, 05/15/2042	3,469,472
	1,000,000	5.85%, 01/15/2036	1,184,876
	2,330,000	6.38%, 06/15/2037	2,918,549
		Cigna Corp.
	9,065,000	3.25%, 04/15/2025	9,090,418
	785,000	5.38%, 02/15/2042	947,801
	900,000	5.88%, 03/15/2041	1,142,930
		Community Health Systems, Inc.
	545,000	5.13%, 08/15/2018	565,438
	6,330,000	6.88%, 02/01/2022	6,717,713
	1,440,000	7.13%, 07/15/2020	1,544,400
		Coventry Health Care, Inc.
	2,060,000	5.45%, 06/15/2021	2,393,149
		Dignity Health
	1,515,000	2.64%, 11/01/2019	1,535,834
	2,150,000	5.27%, 11/01/2064	2,313,015
		Envision Healthcare Corp.
	600,000	5.13%, 07/01/2022 (2)	618,000
		HCA Holdings, Inc.
	2,785,000	6.25%, 02/15/2021	3,041,220
		HCA, Inc.
	1,955,000	5.38%, 02/01/2025	2,052,750
	175,000	5.88%, 03/15/2022	195,781
	1,315,000	5.88%, 05/01/2023	1,421,844
	490,000	6.50%, 02/15/2016	507,763
	1,670,000	6.50%, 02/15/2020	1,903,800
	526,000	7.50%, 11/15/2095	512,850
		Humana, Inc.
	5,475,000	3.85%, 10/01/2024	5,691,159
	3,360,000	4.95%, 10/01/2044	3,608,321
		inVentiv Health, Inc.
	340,000	9.00%, 01/15/2018 (2)	357,000
		Laboratory Corp. of America Holdings
	1,000,000	3.20%, 02/01/2022	1,007,473
	2,725,000	4.70%, 02/01/2045	2,741,819
		Memorial Sloan-Kettering Cancer Center
	695,000	5.00%, 07/01/2042	779,585
		MPH Acquisition Holdings LLC
	1,410,000	6.63%, 04/01/2022 (2)	1,480,514
		Roche Holdings, Inc.
	3,680,000	4.00%, 11/28/2044 (2)	3,821,514
		Tenet Healthcare Corp.
	345,000	4.75%, 06/01/2020	350,175
	1,660,000	5.00%, 03/01/2019 (2)	1,649,625
	315,000	6.25%, 11/01/2018	340,909
	3,055,000	8.13%, 04/01/2022	3,333,769
		UnitedHealth Group, Inc.
	1,981,000	6.88%, 02/15/2038	2,767,328
		Wellcare Health Plans, Inc.
	1,055,000	5.75%, 11/15/2020	1,118,300

			84,495,572

		Holding Companies-Diversified - 0.2%
		Argos Merger Sub, Inc.
	815,000	7.13%, 03/15/2023 (2)	855,750

The accompanying notes are an integral part of these financial statements.

41

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Holding Companies-Diversified - 0.2% - (continued)
		Hutchison Whampoa International Ltd.
$	9,200,000	1.63%, 10/31/2017 (2)	$9,165,905
	2,800,000	2.00%, 11/08/2017 (2)	2,816,553
	965,000	3.50%, 01/13/2017 (2)	996,275
	900,000	5.75%, 09/11/2019 (2)	1,025,693

			14,860,176

		Home Builders - 0.2%
		K Hovnanian Enterprises, Inc.
	785,000	7.00%, 01/15/2019 (2)	749,675
	1,750,000	8.00%, 11/01/2019 (2)	1,697,500
	1,590,000	9.13%, 11/15/2020 (2)	1,685,400
		KB Home
	340,000	4.75%, 05/15/2019	337,450
	1,450,000	7.00%, 12/15/2021	1,511,625
	1,095,000	7.50%, 09/15/2022	1,144,275
	1,225,000	7.63%, 05/15/2023	1,275,531
	1,586,000	8.00%, 03/15/2020	1,752,530
		Lennar Corp.
	2,720,000	4.75%, 12/15/2017	2,842,400
	455,000	4.75%, 11/15/2022	460,119
	95,000	5.60%, 05/31/2015	95,304
		Pulte Homes, Inc.
	130,000	6.38%, 05/15/2033	134,550
		Ryland Group, Inc.
	150,000	5.38%, 10/01/2022	152,625
		Toll Brothers Finance Corp.
	1,420,000	4.00%, 12/31/2018	1,462,600

			15,301,584

		Household Products - 0.0%
		Procter & Gamble Co.
	1,200,000	5.55%, 03/05/2037	1,550,456

		Household Products/Wares - 0.1%
		S.C. Johnson & Son, Inc.
	2,520,000	4.00%, 05/15/2043 (2)	2,482,061
		Sun Products Corp.
	2,500,000	7.75%, 03/15/2021 (2)	2,203,125

			4,685,186

		Insurance - 1.3%
		ACE Capital Trust II
	1,905,000	9.70%, 04/01/2030	2,863,215
		Allstate Corp.
	855,000	5.75%, 08/15/2053 (1)	931,950
		American International Group, Inc.
	2,725,000	3.88%, 01/15/2035	2,653,109
	4,005,000	4.50%, 07/16/2044	4,145,732
	3,350,000	6.40%, 12/15/2020	4,019,702
		Aon plc
	4,775,000	3.50%, 06/14/2024	4,867,793
	2,300,000	4.25%, 12/12/2042	2,212,816
		Liberty Mutual Group, Inc.
	1,385,000	4.25%, 06/15/2023 (2)	1,466,203
		Lincoln National Corp.
	3,000,000	4.85%, 06/24/2021	3,345,129
	1,035,000	6.15%, 04/07/2036	1,263,172
	2,000,000	8.75%, 07/01/2019	2,509,020
		Marsh & McLennan Cos., Inc.
	6,675,000	2.30%, 04/01/2017	6,792,633
	3,875,000	2.35%, 09/10/2019	3,917,036
	3,900,000	4.05%, 10/15/2023	4,164,658

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Insurance - 1.3% - (continued)
		Massachusetts Mutual Life Insurance Co.
$	3,350,000	8.88%, 06/01/2039 (2)	$5,292,069
		Nationwide Mutual Insurance Co.
	4,975,000	9.38%, 08/15/2039 (2)	7,800,208
		Pacific Life Insurance Co.
	2,075,000	9.25%, 06/15/2039 (2)	3,182,863
		Provident Cos., Inc.
	4,435,000	7.00%, 07/15/2018	5,056,512
		Prudential Financial, Inc.
	1,660,000	5.80%, 11/16/2041	1,983,350
		Teachers Insurance & Annuity Association of America
	3,000,000	6.85%, 12/16/2039 (2)	4,047,651
		TIAA Asset Management Finance Co. LLC
	2,015,000	2.95%, 11/01/2019 (2)	2,058,210
		Voya Financial, Inc.
	395,000	5.65%, 05/15/2053 (1)	413,762
		XLIT Ltd.
	5,220,000	2.30%, 12/15/2018	5,296,055

			80,282,848

		Internet - 0.2%
		Alibaba Group Holding Ltd.
	6,575,000	3.13%, 11/28/2021 (2)	6,574,724
		Amazon.com, Inc.
	4,715,000	3.80%, 12/05/2024	4,904,684
		Equinix, Inc.
	45,000	4.88%, 04/01/2020	46,463
	200,000	5.38%, 04/01/2023	206,500
		IAC/InterActiveCorp
	250,000	4.75%, 12/15/2022	250,000
		Zayo Group LLC
	1,955,000	6.00%, 04/01/2023 (2)	1,964,775
	631,000	10.13%, 07/01/2020	716,185

			14,663,331

		Iron/Steel - 0.2%
		AK Steel Corp.
	1,415,000	7.63%, 05/15/2020	1,227,512
	2,215,000	7.63%, 10/01/2021	1,827,375
	1,095,000	8.38%, 04/01/2022	941,700
		ArcelorMittal
	540,000	7.50%, 03/01/2041	552,150
	1,200,000	7.75%, 10/15/2039	1,239,000
		Steel Dynamics, Inc.
	665,000	5.13%, 10/01/2021 (2)	679,963
	1,030,000	5.50%, 10/01/2024 (2)	1,063,475
		United States Steel Corp.
	2,582,000	7.38%, 04/01/2020	2,698,190

			10,229,365

		IT Services - 0.4%
		Apple, Inc.
	2,515,000	2.50%, 02/09/2025	2,434,993
	10,925,000	2.85%, 05/06/2021	11,308,151
	1,500,000	4.45%, 05/06/2044	1,588,402
		Hewlett-Packard Co.
	5,400,000	2.75%, 01/14/2019	5,537,009
	1,000,000	4.05%, 09/15/2022	1,047,238
	1,475,000	4.65%, 12/09/2021	1,614,268

The accompanying notes are an integral part of these financial statements.

42

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		IT Services - 0.4% - (continued)
		NCR Corp.
$	430,000	4.63%, 02/15/2021	$426,775
		SunGard Data Systems, Inc.
	2,670,000	6.63%, 11/01/2019	2,783,475
	486,000	7.38%, 11/15/2018	505,440
	45,000	7.63%, 11/15/2020	47,587

			27,293,338

		Lodging - 0.0%
		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
	130,000	5.38%, 03/15/2022	132,275

		Machinery-Diversified - 0.0%
		Case New Holland Industrial, Inc.
	965,000	7.88%, 12/01/2017	1,063,913
		CNH Industrial Capital LLC
	245,000	3.88%, 11/01/2015	246,225
	1,070,000	6.25%, 11/01/2016	1,123,500

			2,433,638

		Media - 2.4%
		21st Century Fox America, Inc.
	4,810,000	4.75%, 09/15/2044	5,156,796
	850,000	6.15%, 02/15/2041	1,055,000
	2,450,000	6.90%, 03/01/2019	2,893,252
		BSKYB Finance UK plc
	350,000	6.50%, 10/15/2035 (2)	436,393
		CBS Corp.
	7,065,000	4.90%, 08/15/2044	7,173,321
		CCO Holdings LLC
	90,000	5.13%, 02/15/2023	88,961
	275,000	5.25%, 09/30/2022	274,794
	3,870,000	5.75%, 09/01/2023	3,908,700
	45,000	6.50%, 04/30/2021	46,761
	500,000	6.63%, 01/31/2022	532,500
	575,000	7.38%, 06/01/2020	612,375
		CCO Holdings LLC / CCO Holdings Capital Corp.
	1,075,000	5.13%, 05/01/2023 (2)	1,064,250
		Cequel Communications Holdings I LLC
	760,000	5.13%, 12/15/2021 (2)	761,102
	2,690,000	5.13%, 12/15/2021 (2)	2,700,087
		Comcast Corp.
	4,975,000	4.25%, 01/15/2033	5,163,035
	2,725,000	4.75%, 03/01/2044	2,985,742
	975,000	5.65%, 06/15/2035	1,177,478
	2,550,000	5.70%, 07/01/2019	2,937,268
	1,980,000	6.45%, 03/15/2037	2,607,706
	4,200,000	6.95%, 08/15/2037	5,691,764
	510,000	7.05%, 03/15/2033	689,702
		Cox Communications, Inc.
	1,485,000	2.95%, 06/30/2023 (2)	1,433,524
	3,755,000	4.50%, 06/30/2043 (2)	3,542,734
	4,475,000	4.80%, 02/01/2035 (2)	4,501,957
	395,000	8.38%, 03/01/2039 (2)	543,365
		DIRECTV Holdings LLC
	5,300,000	2.40%, 03/15/2017	5,393,253
	3,500,000	3.13%, 02/15/2016	3,559,153
	3,975,000	5.15%, 03/15/2042	4,026,568
	400,000	6.38%, 03/01/2041	471,390

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Media - 2.4% - (continued)
		DISH DBS Corp.
$	940,000	5.00%, 03/15/2023	$890,650
	1,450,000	5.88%, 07/15/2022	1,460,875
	455,000	5.88%, 11/15/2024	448,175
	3,620,000	6.75%, 06/01/2021	3,832,965
	1,260,000	7.88%, 09/01/2019	1,422,225
		Gannett Co., Inc.
	1,425,000	4.88%, 09/15/2021 (2)	1,464,187
	1,880,000	5.13%, 10/15/2019	1,981,050
	1,285,000	5.50%, 09/15/2024 (2)	1,336,400
	1,510,000	6.38%, 10/15/2023	1,634,575
		Gray Television, Inc.
	540,000	7.50%, 10/01/2020	573,750
		Harron Communications LP/Harron Finance Corp.
	2,040,000	9.13%, 04/01/2020 (2)	2,238,900
		NBC Universal Media LLC
	1,350,000	5.95%, 04/01/2041	1,694,488
		NBCUniversal Enterprise, Inc.
	600,000	5.25%, 03/29/2049 (2)(3)	633,000
		Quebecor Media, Inc.
	335,000	5.75%, 01/15/2023	345,887
		Sirius XM Radio, Inc.
	120,000	4.25%, 05/15/2020 (2)	119,400
	1,085,000	4.63%, 05/15/2023 (2)	1,052,450
	985,000	5.25%, 08/15/2022 (2)	1,041,637
		Sky plc
	4,130,000	2.63%, 09/16/2019 (2)	4,186,626
	3,370,000	3.13%, 11/26/2022 (2)	3,336,162
		Time Warner Cable, Inc.
	2,700,000	4.00%, 09/01/2021	2,686,060
	200,000	4.50%, 09/15/2042	170,096
	1,465,000	5.00%, 02/01/2020	1,547,159
	1,300,000	5.50%, 09/01/2041	1,199,787
	2,430,000	5.88%, 11/15/2040	2,393,414
	14,780,000	6.75%, 07/01/2018	16,476,862
	350,000	6.75%, 06/15/2039	368,215
	275,000	7.30%, 07/01/2038	304,621
	2,450,000	8.25%, 04/01/2019	2,862,212
	535,000	8.75%, 02/14/2019	631,545
		Time Warner Entertainment Co., L.P.
	95,000	8.38%, 03/15/2023	116,553
		Time Warner, Inc.
	5,170,000	2.10%, 06/01/2019	5,191,569
	2,275,000	4.88%, 03/15/2020	2,544,838
	7,145,000	5.35%, 12/15/2043	7,991,611
	1,985,000	6.10%, 07/15/2040	2,419,292
	1,010,000	7.63%, 04/15/2031	1,381,713
		Unitymedia Hessen GmbH & Co.
	3,030,000	5.50%, 01/15/2023 (2)	3,170,137
		Videotron Ltd.
	245,000	5.00%, 07/15/2022	252,791
	2,340,000	5.38%, 06/15/2024 (2)	2,424,825

			155,255,633

		Mining - 0.7%
		Barrick North America Finance LLC
	1,625,000	4.40%, 05/30/2021	1,674,463
	3,275,000	5.75%, 05/01/2043	3,318,115
		BHP Billiton Finance USA Ltd.
	1,850,000	5.00%, 09/30/2043	2,060,907

The accompanying notes are an integral part of these financial statements.

43

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Mining - 0.7% - (continued)
		Constellium N.V.
$	2,205,000	8.00%, 01/15/2023 (2)	$2,378,644
		FMG Resources August 2006 Pty Ltd.
	6,385,000	6.88%, 04/01/2022 (2)	4,836,638
	130,000	9.75%, 03/01/2022 (2)	133,981
		Freeport-McMoRan, Inc.
	1,905,000	4.00%, 11/14/2021	1,883,148
	2,700,000	5.40%, 11/14/2034	2,428,931
	6,350,000	5.45%, 03/15/2043	5,554,485
		Glencore Canada Corp.
	75,000	5.38%, 06/01/2015	75,241
	75,000	6.00%, 10/15/2015	76,604
		Glencore Finance Canada Ltd.
	4,200,000	2.70%, 10/25/2017 (2)	4,268,725
	800,000	3.60%, 01/15/2017 (2)	825,838
		Goldcorp, Inc.
	5,555,000	3.63%, 06/09/2021	5,634,137
		Newmont Mining Corp.
	2,625,000	4.88%, 03/15/2042	2,341,820
		Rio Tinto Finance USA Ltd.
	4,500,000	2.88%, 08/21/2022	4,452,840
	1,100,000	3.50%, 11/02/2020	1,157,118
		Teck Resources Ltd.
	2,600,000	4.50%, 01/15/2021	2,668,458

			45,770,093

		Miscellaneous Manufacturing - 0.2%
		Eaton Corp.
	2,800,000	2.75%, 11/02/2022	2,804,550
	1,575,000	5.60%, 05/15/2018	1,750,401
		General Electric Co.
	795,000	4.13%, 10/09/2042	824,851
	4,000,000	4.50%, 03/11/2044	4,390,696

			9,770,498

		Office/Business Equipment - 0.1%
		CDW LLC / CDW Finance Corp.
	625,000	5.00%, 09/01/2023	643,750
	725,000	5.50%, 12/01/2024	770,675
	2,740,000	6.00%, 08/15/2022	2,952,350

			4,366,775

		Oil & Gas - 3.0%
		Anadarko Petroleum Corp.
	2,210,000	3.45%, 07/15/2024	2,243,048
	1,250,000	4.50%, 07/15/2044	1,254,808
	1,650,000	5.95%, 09/15/2016	1,754,585
	1,300,000	6.45%, 09/15/2036	1,606,385
	2,110,000	8.70%, 03/15/2019	2,589,181
		Antero Resources Corp.
	340,000	5.38%, 11/01/2021	343,400
	875,000	5.63%, 06/01/2023 (2)	893,594
	2,080,000	6.00%, 12/01/2020	2,124,200
		Apache Corp.
	1,670,000	3.25%, 04/15/2022	1,681,956
	755,000	4.25%, 01/15/2044	717,625
	1,045,000	4.75%, 04/15/2043	1,065,868
		Blue Racer Midstream LLC
	890,000	6.13%, 11/15/2022 (2)	925,600
		Bonanza Creek Energy, Inc.
	1,880,000	6.75%, 04/15/2021	1,912,900

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Oil & Gas - 3.0% - (continued)
		BP Capital Markets plc
$	7,975,000	2.24%, 09/26/2018	$8,158,002
	3,735,000	2.32%, 02/13/2020	3,786,084
	3,030,000	2.52%, 01/15/2020	3,099,305
	7,685,000	3.06%, 03/17/2022	7,831,246
		Canadian Natural Resources Ltd.
	5,930,000	3.80%, 04/15/2024	6,010,933
		Chesapeake Energy Corp.
	160,000	6.63%, 08/15/2020	164,800
	255,000	6.88%, 11/15/2020	262,013
		Chevron Corp.
	4,900,000	1.37%, 03/02/2018	4,921,859
	8,100,000	1.96%, 03/03/2020	8,135,972
	6,775,000	2.41%, 03/03/2022	6,792,805
		CNPC General Capital Ltd.
	2,270,000	1.95%, 04/16/2018 (2)	2,258,339
	1,900,000	2.75%, 04/19/2017 (2)	1,937,768
		CNPC HK Overseas Capital Ltd.
	315,000	4.50%, 04/28/2021 (2)	342,241
		Concho Resources, Inc.
	550,000	5.50%, 10/01/2022	559,680
	850,000	5.50%, 04/01/2023	861,688
		ConocoPhillips Co.
	2,950,000	3.35%, 11/15/2024	3,010,112
	4,000,000	4.30%, 11/15/2044	4,113,864
	1,775,000	6.50%, 02/01/2039	2,347,196
		Continental Resources, Inc.
	1,035,000	4.90%, 06/01/2044	963,680
	2,570,000	5.00%, 09/15/2022	2,608,550
		Devon Energy Corp.
	2,085,000	3.25%, 05/15/2022	2,109,013
	2,000,000	5.60%, 07/15/2041	2,309,220
	260,000	7.95%, 04/15/2032	358,298
		Devon Financing Corp. LLC
	350,000	7.88%, 09/30/2031	477,005
		Diamondback Energy, Inc.
	2,315,000	7.63%, 10/01/2021	2,505,987
		EnCana Corp.
	1,100,000	3.90%, 11/15/2021	1,153,450
	725,000	5.15%, 11/15/2041	738,649
	5,595,000	6.50%, 05/15/2019	6,415,574
	4,700,000	6.50%, 08/15/2034	5,475,166
		Everest Acquisition LLC
	1,520,000	9.38%, 05/01/2020	1,626,400
		Gazprom OAO Via Gaz Capital S.A.
	2,915,000	9.25%, 04/23/2019 (4)	3,234,192
		Hess Corp.
	1,735,000	1.30%, 06/15/2017	1,716,815
	2,550,000	3.50%, 07/15/2024	2,540,802
	4,425,000	5.60%, 02/15/2041	4,916,454
	500,000	6.00%, 01/15/2040	568,820
	1,325,000	7.30%, 08/15/2031	1,652,937
		Laredo Petroleum, Inc.
	670,000	5.63%, 01/15/2022	674,188
	1,290,000	6.25%, 03/15/2023	1,335,150
	545,000	7.38%, 05/01/2022	583,150
		Lukoil International Finance B.V.
	3,035,000	3.42%, 04/24/2018 (2)	2,857,452
	525,000	3.42%, 04/24/2018 (4)	494,288
		Matador Resources Co.
	385,000	6.88%, 04/15/2023 (2)	395,106

The accompanying notes are an integral part of these financial statements.

44

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Oil & Gas - 3.0% - (continued)
		MEG Energy Corp.
$	980,000	6.38%, 01/30/2023 (2)	$955,500
	885,000	7.00%, 03/31/2024 (2)	871,902
		Nexen Energy
	1,450,000	7.50%, 07/30/2039	2,046,676
		Nexen Energy ULC
	400,000	6.40%, 05/15/2037	490,745
		Paragon Offshore plc
	3,180,000	6.75%, 07/15/2022 (2)	1,319,700
		Pemex Project Funding Master Trust
	360,000	6.63%, 06/15/2035	405,720
		Petrobras Global Finance B.V.
	1,120,000	5.38%, 01/27/2021	1,074,976
	1,385,000	5.63%, 05/20/2043	1,144,010
	1,275,000	5.75%, 01/20/2020	1,271,813
		Petroleos de Venezuela S.A.
	925,000	5.38%, 04/12/2027 (4)	376,845
	9,115,000	6.00%, 11/15/2026 (4)	3,782,725
		Petroleos Mexicanos
	1,445,000	5.50%, 06/27/2044 (2)	1,425,492
	118,000	5.50%, 06/27/2044	116,407
	728,000	5.50%, 06/27/2044 (4)	718,172
	2,030,000	5.63%, 01/23/2046 (2)	2,034,263
	1,930,000	6.38%, 01/23/2045	2,124,930
	2,010,000	6.50%, 06/02/2041	2,218,537
		Phillips 66
	1,720,000	4.88%, 11/15/2044	1,806,495
		Pioneer Natural Resources Co.
	3,290,000	6.88%, 05/01/2018	3,725,030
		QEP Resources, Inc.
	35,000	5.25%, 05/01/2023	35,088
	205,000	5.38%, 10/01/2022	207,563
	230,000	6.80%, 03/01/2020	242,075
		Range Resources Corp.
	205,000	5.00%, 08/15/2022	208,075
	430,000	5.75%, 06/01/2021	447,200
	15,000	6.75%, 08/01/2020	15,638
		Ras Laffan Liquefied Natural Gas Co., Ltd. III
	602,800	5.83%, 09/30/2016 (2)	623,898
		Rice Energy, Inc.
	510,000	7.25%, 05/01/2023 (2)	530,400
		Rosetta Resources, Inc.
	1,320,000	5.63%, 05/01/2021	1,321,650
	1,670,000	5.88%, 06/01/2022	1,665,825
		Seadrill Ltd.
	940,000	6.13%, 09/15/2017 (2)	836,600
		Shell International Finance B.V.
	4,575,000	4.55%, 08/12/2043	5,014,333
	475,000	6.38%, 12/15/2038	645,343
		Suncor Energy, Inc.
	500,000	3.60%, 12/01/2024	513,136
		Tosco Corp.
	500,000	8.13%, 02/15/2030	720,943
		Total Capital International S.A.
	5,065,000	2.88%, 02/17/2022	5,123,931
		Tullow Oil plc
	1,490,000	6.00%, 11/01/2020 (2)	1,370,800
	2,181,000	6.25%, 04/15/2022 (2)	1,995,615
		Valero Energy Corp.
	4,225,000	3.65%, 03/15/2025	4,271,741
	3,735,000	4.90%, 03/15/2045	3,781,392

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Oil & Gas - 3.0% - (continued)
		WPX Energy, Inc.
$	1,865,000	5.25%, 09/15/2024	$1,720,462
	615,000	6.00%, 01/15/2022	602,934
		YPF S.A.
	2,345,000	8.75%, 04/04/2024 (2)	2,447,242

			193,669,225

		Oil & Gas Services - 0.2%
		Plains Exploration & Production Co.
	10,813,000	6.63%, 05/01/2021	11,434,748
	603,000	6.88%, 02/15/2023	648,225

			12,082,973

		Packaging & Containers - 0.1%
		Ardagh Finance Holdings S.A.
	772,444	8.63%, 06/15/2019 (2)(6)	824,584
		Ardagh Packaging Finance plc
	1,015,000	6.00%, 06/30/2021 (2)	1,030,225
	72,353	7.00%, 11/15/2020 (2)	73,981
	1,020,000	9.13%, 10/15/2020 (2)	1,096,500
		Ball Corp.
	135,000	5.00%, 03/15/2022	140,737
		Novelis, Inc.
	125,000	8.38%, 12/15/2017	130,000
		Silgan Holdings, Inc.
	500,000	5.00%, 04/01/2020	518,750

			3,814,777

		Pharmaceuticals - 2.1%
		Abbott Laboratories
	15,525,000	2.55%, 03/15/2022	15,551,424
		Actavis Funding SCS
	15,165,000	3.00%, 03/12/2020	15,423,260
	4,235,000	3.45%, 03/15/2022	4,303,065
	10,535,000	3.80%, 03/15/2025	10,648,525
	3,825,000	3.85%, 06/15/2024	3,893,850
	6,275,000	4.75%, 03/15/2045	6,343,642
		Bayer US Finance LLC
	12,740,000	3.00%, 10/08/2021 (2)	13,144,355
		Cardinal Health, Inc.
	4,505,000	3.50%, 11/15/2024	4,603,434
		Eli Lilly & Co.
	2,805,000	2.75%, 06/01/2025	2,785,253
		EMD Finance LLC
	7,025,000	3.25%, 03/19/2025 (2)	7,067,895
		Endo Finance LLC
	4,270,000	6.00%, 02/01/2025 (2)	4,379,419
		Express Scripts Holding Co.
	10,645,000	3.50%, 06/15/2024	10,794,552
		Grifols Worldwide Operations Ltd.
	245,000	5.25%, 04/01/2022 (2)	250,512
		McKesson Corp.
	1,390,000	4.88%, 03/15/2044	1,541,329
		Merck & Co., Inc.
	6,455,000	2.75%, 02/10/2025	6,394,265
		Mylan, Inc.
	5,073,000	2.55%, 03/28/2019	5,089,305
	3,575,000	4.20%, 11/29/2023	3,779,168
	1,635,000	5.40%, 11/29/2043	1,848,153
		Perrigo Co. plc
	2,620,000	2.30%, 11/08/2018	2,638,185
	1,565,000	5.30%, 11/15/2043	1,692,859

The accompanying notes are an integral part of these financial statements.

45

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Pharmaceuticals - 2.1% - (continued)
		Pfizer, Inc.
$	1,000,000	4.30%, 06/15/2043	$1,036,440
	1,450,000	7.20%, 03/15/2039	2,070,491
		PRA Holdings, Inc.
	1,869,000	9.50%, 10/01/2023 (2)	2,109,634
		Salix Pharmaceuticals Ltd.
	3,947,000	6.50%, 01/15/2021 (2)	4,479,845
		Valeant Pharmaceuticals International, Inc.
	950,000	6.13%, 04/15/2025 (2)	980,281
		VRX Escrow Corp.
	215,000	5.38%, 03/15/2020 (2)	220,509
	3,575,000	5.88%, 05/15/2023 (2)	3,668,844

			136,738,494

		Pipelines - 1.3%
		El Paso Corp.
	494,000	7.00%, 06/15/2017	541,797
		Enable Midstream Partners L.P.
	3,370,000	3.90%, 05/15/2024 (2)	3,256,303
		Enbridge, Inc.
	755,000	4.50%, 06/10/2044	690,857
		Energy Transfer Equity L.P.
	425,000	7.50%, 10/15/2020	478,125
		Energy Transfer Partners L.P.
	3,655,000	3.60%, 02/01/2023	3,629,342
	2,900,000	4.15%, 10/01/2020	3,068,858
	2,275,000	4.90%, 03/15/2035	2,221,023
	2,525,000	5.15%, 03/15/2045	2,460,688
	660,000	5.20%, 02/01/2022	718,790
	125,000	6.63%, 10/15/2036	143,425
	2,000,000	6.70%, 07/01/2018	2,275,220
	1,000,000	7.50%, 07/01/2038	1,237,098
		Enterprise Products Operating LLC
	4,450,000	3.35%, 03/15/2023	4,478,039
	2,050,000	4.85%, 03/15/2044	2,107,336
	1,300,000	5.95%, 02/01/2041	1,510,815
		Kinder Morgan Energy Partners L.P.
	4,500,000	5.00%, 08/15/2042	4,204,287
		Kinder Morgan Finance Co.
	110,000	5.70%, 01/05/2016	113,457
	45,000	6.00%, 01/15/2018 (2)	49,419
		Kinder Morgan, Inc.
	4,910,000	3.05%, 12/01/2019	4,958,815
	7,930,000	4.30%, 06/01/2025	8,040,663
	4,400,000	5.05%, 02/15/2046	4,175,745
	5,615,000	5.55%, 06/01/2045	5,605,994
	255,000	6.50%, 09/15/2020	296,242
	15,000	7.25%, 06/01/2018	17,064
		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp.
	175,000	5.50%, 02/15/2023	182,438
	88,000	6.25%, 06/15/2022	93,060
		Plains All American Pipeline L.P.
	980,000	2.85%, 01/31/2023	947,741
	1,375,000	3.85%, 10/15/2023	1,408,965
	2,325,000	4.90%, 02/15/2045	2,368,033
		Sunoco Logistics Partners Operations L.P.
	1,890,000	4.25%, 04/01/2024	1,939,490
	1,830,000	5.30%, 04/01/2044	1,851,272

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Pipelines - 1.3% - (continued)
		Williams Partners L.P.
$	2,295,000	3.35%, 08/15/2022	$2,239,654
	7,345,000	3.90%, 01/15/2025	7,236,287
	2,225,000	4.00%, 09/15/2025	2,194,068
	2,330,000	4.30%, 03/04/2024	2,379,331
	3,575,000	5.10%, 09/15/2045	3,359,345
	2,000,000	5.40%, 03/04/2044	1,939,962

			84,419,048

		Real Estate - 0.1%
		ProLogis L.P.
	1,500,000	3.35%, 02/01/2021	1,552,322
	6,500,000	4.25%, 08/15/2023	6,915,402
		Realogy Group LLC
	673,000	7.63%, 01/15/2020 (2)	716,745

			9,184,469

		Real Estate Investment Trusts - 1.6%
		American Tower Corp.
	4,775,000	5.00%, 02/15/2024	5,159,822
		Boston Properties L.P.
	2,580,000	3.13%, 09/01/2023	2,583,493
		Brandywine Operating Partnership L.P.
	3,325,000	3.95%, 02/15/2023	3,361,512
	4,880,000	4.10%, 10/01/2024	4,911,222
	1,100,000	4.95%, 04/15/2018	1,181,050
		Camden Property Trust
	730,000	4.25%, 01/15/2024	772,688
		DDR Corp.
	6,925,000	3.50%, 01/15/2021	7,149,986
	8,400,000	3.63%, 02/01/2025	8,337,697
		Duke Realty L.P.
	2,200,000	3.63%, 04/15/2023	2,236,903
	3,905,000	3.75%, 12/01/2024	3,995,901
	5,250,000	3.88%, 02/15/2021	5,534,807
	2,061,000	3.88%, 10/15/2022	2,140,952
		ERP Operating L.P.
	1,275,000	4.50%, 07/01/2044	1,327,311
		HCP, Inc.
	3,625,000	3.15%, 08/01/2022	3,568,109
	4,525,000	3.88%, 08/15/2024	4,597,169
	7,200,000	4.25%, 11/15/2023	7,508,599
	1,000,000	6.70%, 01/30/2018	1,128,673
		Health Care REIT, Inc.
	2,500,000	3.63%, 03/15/2016	2,556,473
	2,320,000	4.13%, 04/01/2019	2,477,881
	4,350,000	4.50%, 01/15/2024	4,652,634
	840,000	5.25%, 01/15/2022	938,252
		Iron Mountain, Inc.
	785,000	7.75%, 10/01/2019	832,100
	134,000	8.38%, 08/15/2021	139,695
		Kimco Realty Corp.
	5,385,000	3.20%, 05/01/2021	5,492,075
	2,075,000	4.25%, 04/01/2045	1,955,727
	1,380,000	4.30%, 02/01/2018	1,480,644
		Liberty Property L.P.
	775,000	4.13%, 06/15/2022	805,960
		Realty Income Corp.
	2,676,000	3.25%, 10/15/2022	2,671,429
	615,000	4.13%, 10/15/2026	643,625
	1,130,000	4.65%, 08/01/2023	1,228,422
	1,085,000	6.75%, 08/15/2019	1,274,648

The accompanying notes are an integral part of these financial statements.

46

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Real Estate Investment Trusts - 1.6% - (continued)
		Ventas Realty L.P.
$	1,240,000	2.70%, 04/01/2020	$1,253,423
	3,975,000	3.25%, 08/15/2022	3,966,096
	2,749,000	3.50%, 02/01/2025	2,738,554
	1,280,000	3.75%, 05/01/2024	1,310,167

			101,913,699

		Retail - 1.0%
		99 Cents Only Stores
	1,757,000	11.00%, 12/15/2019	1,836,065
		AutoZone, Inc.
	3,281,000	2.50%, 04/15/2021	3,273,332
	8,450,000	3.25%, 04/15/2025	8,357,320
	1,823,000	3.70%, 04/15/2022	1,894,755
		CEC Entertainment, Inc.
	1,190,000	8.00%, 02/15/2022	1,218,263
		CVS Health Corp.
	1,730,000	2.75%, 12/01/2022	1,735,055
	4,000,000	4.00%, 12/05/2023	4,294,304
		CVS Pass-Through Trust
	15,240	6.04%, 12/10/2028	17,891
	32,735	6.94%, 01/10/2030	40,366
		Family Tree Escrow LLC
	230,000	5.25%, 03/01/2020 (2)	240,925
	1,130,000	5.75%, 03/01/2023 (2)	1,186,500
		GRD Holding III Corp.
	2,255,000	10.75%, 06/01/2019 (2)	2,446,675
		Home Depot, Inc.
	220,000	4.20%, 04/01/2043	232,741
	1,265,000	4.88%, 02/15/2044	1,464,172
	2,050,000	5.88%, 12/16/2036	2,639,057
		Lowe’s Cos., Inc.
	1,510,000	5.00%, 09/15/2043	1,756,393
		Macy’s Retail Holdings, Inc.
	20,000	6.70%, 09/15/2028	25,011
	20,000	7.00%, 02/15/2028	25,640
		McDonald’s Corp.
	400,000	6.30%, 10/15/2037	505,303
		Michaels Stores, Inc.
	3,025,000	5.88%, 12/15/2020 (2)	3,138,437
		Party City Holdings, Inc.
	1,920,000	8.88%, 08/01/2020	2,076,000
		PC Nextco Holdings LLC / PC Nextco Finance, Inc.
	2,150,000	8.75%, 08/15/2019	2,193,000
		Sally Holdings LLC
	135,000	5.75%, 06/01/2022	143,438
	225,000	6.88%, 11/15/2019	237,938
		Sonic Automotive, Inc.
	590,000	7.00%, 07/15/2022	640,150
		Wal-Mart Stores, Inc.
	6,500,000	4.00%, 04/11/2043	6,641,141
	6,170,000	4.30%, 04/22/2044	6,646,731
	1,000,000	5.00%, 10/25/2040	1,167,538
	600,000	5.25%, 09/01/2035	727,100
	703,000	5.63%, 04/15/2041	884,946
	2,000,000	6.20%, 04/15/2038	2,663,614
	2,800,000	6.50%, 08/15/2037	3,832,872

			64,182,673

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Savings & Loans - 0.1%
		Nationwide Building Society
$	3,140,000	2.35%, 01/21/2020 (2)	$3,148,359

		Semiconductors - 0.1%
		Entegris, Inc.
	2,710,000	6.00%, 04/01/2022 (2)	2,831,950
		Freescale Semiconductor, Inc.
	3,520,000	6.00%, 01/15/2022 (2)	3,803,360
	37,000	10.75%, 08/01/2020	39,868
		Sensata Technologies B.V.
	1,170,000	5.00%, 10/01/2025 (2)	1,208,025
	530,000	5.63%, 11/01/2024 (2)	565,775

			8,448,978

		Shipbuilding - 0.0%
		Huntington Ingalls Industries, Inc.
	106,000	7.13%, 03/15/2021	113,685

		Software - 0.9%
		Activision Blizzard, Inc.
	4,290,000	5.63%, 09/15/2021 (2)	4,584,937
	1,960,000	6.13%, 09/15/2023 (2)	2,159,685
		Audatex North America, Inc.
	2,357,000	6.00%, 06/15/2021 (2)	2,434,333
		Emdeon, Inc.
	1,621,000	11.00%, 12/31/2019	1,774,995
		First Data Corp.
	298,000	6.75%, 11/01/2020 (2)	317,370
	2,335,000	7.38%, 06/15/2019 (2)	2,425,481
	5,315,000	8.25%, 01/15/2021 (2)	5,635,548
	36,000	8.75%, 01/15/2022 (2)(6)	38,520
	350,000	12.63%, 01/15/2021	413,175
		Infor Software Parent LLC
	2,555,000	7.13%, 05/01/2021 (2)(6)	2,561,387
		Infor US, Inc.
	3,650,000	6.50%, 05/15/2022 (2)	3,750,375
	140,000	11.50%, 07/15/2018	151,375
		Microsoft Corp.
	6,355,000	3.50%, 02/12/2035	6,056,741
		MSCI, Inc.
	1,295,000	5.25%, 11/15/2024 (2)	1,346,800
		Oracle Corp.
	11,200,000	2.50%, 05/15/2022	11,131,389
	11,200,000	3.90%, 05/15/2035	11,030,309
	2,325,000	5.38%, 07/15/2040	2,730,685
	890,000	6.13%, 07/08/2039	1,123,110

			59,666,215

		Telecommunications - 2.7%
		Alcatel-Lucent USA, Inc.
	3,030,000	6.45%, 03/15/2029	3,386,025
	315,000	6.50%, 01/15/2028	352,800
	1,550,000	6.75%, 11/15/2020 (2)	1,670,125
		Altice Financing S.A.
	1,625,000	6.50%, 01/15/2022 (2)	1,657,500
	540,000	6.63%, 02/15/2023 (2)	556,200
	765,000	7.88%, 12/15/2019 (2)	812,851
	925,000	9.88%, 12/15/2020 (2)	1,020,969
		AT&T, Inc.
	4,885,000	2.45%, 06/30/2020 (7)	4,879,524
	7,230,000	3.00%, 06/30/2022 (7)	7,182,969
	3,500,000	3.40%, 05/15/2025 (7)	3,463,029
	6,070,000	4.30%, 12/15/2042	5,555,452

The accompanying notes are an integral part of these financial statements.

47

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Telecommunications - 2.7% - (continued)
$	1,725,000	4.50%, 05/15/2035 (7)	$1,689,130
	3,055,000	4.75%, 05/15/2046 (7)	2,986,678
	7,600,000	4.80%, 06/15/2044	7,493,205
	1,375,000	5.35%, 09/01/2040	1,445,477
	170,000	5.80%, 02/15/2019	192,177
		Cisco Systems, Inc.
	2,025,000	5.50%, 01/15/2040	2,397,266
		Deutsche Telekom International Finance B.V.
	1,130,000	4.88%, 03/06/2042 (2)	1,244,146
	1,470,000	8.75%, 06/15/2030	2,194,315
		DigitalGlobe, Inc.
	1,765,000	5.25%, 02/01/2021 (2)	1,778,238
		Intelsat Jackson Holdings S.A.
	985,000	6.63%, 12/15/2022	972,688
	1,295,000	7.25%, 04/01/2019	1,341,944
	2,115,000	7.50%, 04/01/2021	2,196,956
		Level 3 Communications, Inc.
	80,000	8.88%, 06/01/2019	83,800
		Level 3 Financing, Inc.
	855,000	5.13%, 05/01/2023 (2)	852,863
	1,545,000	5.38%, 08/15/2022	1,577,831
	490,000	5.63%, 02/01/2023 (2)	502,250
	1,480,000	6.13%, 01/15/2021	1,566,950
	2,364,000	7.00%, 06/01/2020	2,532,435
	466,000	8.13%, 07/01/2019	489,766
	415,000	8.63%, 07/15/2020	450,275
		MTN Mauritius Investments Ltd.
	495,000	4.76%, 11/11/2024 (2)	508,692
		SoftBank Corp.
	2,610,000	4.50%, 04/15/2020 (2)	2,671,987
		Sprint Communications, Inc.
	2,110,000	7.00%, 03/01/2020 (2)	2,334,187
	1,300,000	9.00%, 11/15/2018 (2)	1,479,153
		Sprint Corp.
	725,000	7.13%, 06/15/2024	696,906
	3,410,000	7.25%, 09/15/2021	3,422,787
	4,270,000	7.88%, 09/15/2023	4,286,012
		Syniverse Holdings, Inc.
	3,210,000	9.13%, 01/15/2019	3,017,400
		T-Mobile USA, Inc.
	210,000	5.25%, 09/01/2018	217,350
	180,000	6.13%, 01/15/2022	185,625
	890,000	6.46%, 04/28/2019	918,925
	1,635,000	6.50%, 01/15/2024	1,706,531
	1,450,000	6.63%, 11/15/2020	1,513,438
	2,380,000	6.63%, 04/28/2021	2,510,900
	1,030,000	6.73%, 04/28/2022	1,085,363
	145,000	6.84%, 04/28/2023	153,338
		Telefonica Emisiones SAU
	2,875,000	7.05%, 06/20/2036	3,803,838
		UPCB Finance V Ltd.
	1,385,000	7.25%, 11/15/2021 (2)	1,504,456
		UPCB Finance VI Ltd.
	470,000	6.88%, 01/15/2022 (2)	505,250
		Verizon Communications, Inc.
	11,683,000	2.63%, 02/21/2020	11,815,637
	2,765,000	3.00%, 11/01/2021	2,797,259
	4,575,000	3.45%, 03/15/2021	4,766,647
	310,000	3.85%, 11/01/2042	277,016
	3,182,000	4.15%, 03/15/2024	3,367,180

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 43.5% - (continued)
		Telecommunications - 2.7% - (continued)
$	9,397,000	4.27%, 01/15/2036 (2)	$9,036,127
	11,077,000	4.52%, 09/15/2048 (2)	10,486,197
	17,148,000	4.67%, 03/15/2055 (2)	16,051,145
	4,813,000	4.86%, 08/21/2046	4,852,399
	3,825,000	5.01%, 08/21/2054	3,776,985
	1,150,000	6.35%, 04/01/2019	1,332,429
	249,000	6.40%, 09/15/2033	303,071
		Wind Acquisition Finance S.A.
EUR	3,855,000	4.00%, 07/15/2020 (2)	4,383,386
$	1,975,000	6.50%, 04/30/2020 (2)	2,098,437
		Windstream Corp.
	480,000	7.75%, 10/15/2020	493,200
	165,000	8.13%, 09/01/2018	172,359

			173,057,446

		Transportation - 0.9%
		Burlington Northern Santa Fe LLC
	2,131,000	3.00%, 03/15/2023	2,159,178
	2,980,000	3.05%, 09/01/2022	3,052,369
	3,825,000	3.85%, 09/01/2023	4,093,129
		Canadian Pacific Railway Co.
	1,415,000	4.50%, 01/15/2022	1,552,181
	1,246,000	6.50%, 05/15/2018	1,415,289
		CSX Corp.
	6,645,000	3.95%, 05/01/2050	6,354,115
	1,000,000	4.75%, 05/30/2042	1,099,304
		FedEx Corp.
	1,260,000	3.20%, 02/01/2025	1,258,283
	4,900,000	3.88%, 08/01/2042	4,563,199
		Kansas City Southern de Mexico S.A. de C.V.
	6,105,000	2.35%, 05/15/2020	6,001,569
		Kazakhstan Temir Zholy Finance B.V.
	1,460,000	6.95%, 07/10/2042 (4)	1,489,200
		Penske Truck Leasing Co.
	1,135,000	2.50%, 03/15/2016 (2)	1,148,738
	3,865,000	2.50%, 06/15/2019 (2)	3,863,048
	225,000	2.88%, 07/17/2018 (2)	229,918
	3,575,000	3.05%, 01/09/2020 (2)	3,638,313
	2,700,000	3.13%, 05/11/2015 (2)	2,701,058
	9,895,000	4.88%, 07/11/2022 (2)	10,637,640
		Russian Railways via RZD Capital plc
	3,540,000	5.70%, 04/05/2022 (4)	3,345,300

			58,601,831

		Total Corporate Bonds (cost $2,731,334,911)	$2,787,663,975

FOREIGN GOVERNMENT OBLIGATIONS - 4.4%
		Argentina - 0.2%
		Argentina Boden Bonds
	280,000	0.00%, 10/03/2015 (5)	$274,960
		Argentina Bonar Bonds
	3,235,000	7.00%, 04/17/2017	3,095,895
	685,000	8.75%, 05/07/2024	706,920
		Argentine Republic Government International Bond
	3,605,000	0.00%, 12/31/2038 (1)(5)	2,081,888
	3,470,044	8.28%, 12/31/2033	3,164,680
		City of Buenos Aires Argentina
	1,251,000	8.95%, 02/19/2021 (2)	1,338,570

			10,662,913

The accompanying notes are an integral part of these financial statements.

48

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 4.4% - (continued)
		Brazil - 0.4%
		Brazil Minas SPE via State of Minas Gerais
$	1,605,000	5.33%, 02/15/2028 (4)	$1,572,900
	1,775,000	5.33%, 02/15/2028 (2)	1,739,500
		Brazil Notas do Tesouro Nacional Series B
BRL	12,454,400	6.00%, 08/15/2050 (8)	4,100,436
		Brazil Notas do Tesouro Nacional Series F
	3,888,000	10.00%, 01/01/2021	1,153,029
		Brazilian Government International Bond
$	2,325,000	2.63%, 01/05/2023	2,123,888
	7,385,000	5.00%, 01/27/2045	6,923,437
	728,333	8.00%, 01/15/2018	786,600
	5,414,000	8.25%, 01/20/2034	7,146,480

			25,546,270

		Bulgaria - 0.1%
		Bulgaria Government International Bond
EUR	3,530,000	2.95%, 09/03/2024 (4)	4,166,798

		Colombia - 0.4%
		Colombia Government International Bond
$	4,890,000	4.38%, 07/12/2021	5,188,290
	1,365,000	5.00%, 06/15/2045	1,378,650
	6,875,000	5.63%, 02/26/2044	7,579,687
	1,545,000	6.13%, 01/18/2041	1,807,650
	3,180,000	7.38%, 09/18/2037	4,237,350
COP	1,450,000,000	7.75%, 04/14/2021	684,215
$	334,000	8.13%, 05/21/2024	442,968
COP	10,000,000	9.85%, 06/28/2027	5,504
$	85,000	10.38%, 01/28/2033	133,450
	1,536,000	11.75%, 02/25/2020	2,121,984
COP	108,000,000	12.00%, 10/22/2015	46,749
		Colombian TES
	647,606,442	3.50%, 03/10/2021	280,826
	497,819,918	4.75%, 02/23/2023	229,551
	2,039,200,000	6.00%, 04/28/2028	763,353
	1,295,400,000	7.50%, 08/26/2026	563,035

			25,463,262

		Croatia - 0.0%
		Croatia Government International Bond
$	460,000	6.25%, 04/27/2017 (2)	487,655
	1,720,000	6.25%, 04/27/2017 (4)	1,823,407
	520,000	6.63%, 07/14/2020 (4)	578,989
	255,000	6.75%, 11/05/2019 (4)	284,141

			3,174,192

		Dominican Republic - 0.1%
		Dominican Republic International Bond
	2,800,000	5.50%, 01/27/2025 (2)	2,891,000
	595,000	6.60%, 01/28/2024 (2)	651,525
	1,320,000	6.85%, 01/27/2045 (2)	1,379,400
	1,420,000	7.45%, 04/30/2044 (2)	1,597,500
	250,000	7.50%, 05/06/2021 (4)	281,250

			6,800,675

		Ecuador - 0.0%
		Ecuador Government International Bond
	1,700,000	9.38%, 12/15/2015	1,729,750

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 4.4% - (continued)
		Hungary - 0.2%
		Hungary Government International Bond
$	3,646,000	4.00%, 03/25/2019	$3,805,512
	1,518,000	4.13%, 02/19/2018	1,584,413
	1,128,000	5.38%, 02/21/2023	1,262,198
EUR	550,000	5.75%, 06/11/2018 (4)	704,922
$	232,000	5.75%, 11/22/2023	266,626
	2,068,000	6.25%, 01/29/2020	2,364,789
	1,498,000	7.63%, 03/29/2041	2,153,375

			12,141,835

		Iceland - 0.1%
		Iceland Government International Bond
	1,755,000	4.88%, 06/16/2016 (4)	1,821,773
	226,000	5.88%, 05/11/2022 (2)	261,863
	1,150,000	5.88%, 05/11/2022 (4)	1,332,490

			3,416,126

		Indonesia - 0.5%
		Indonesia Government International Bond
	2,206,000	3.75%, 04/25/2022 (4)	2,247,363
	3,020,000	4.13%, 01/15/2025 (2)	3,076,625
	5,055,000	4.88%, 05/05/2021 (4)	5,509,950
	2,455,000	5.25%, 01/17/2042 (4)	2,547,063
	465,000	5.38%, 10/17/2023 (2)	519,056
	260,000	5.38%, 10/17/2023 (4)	290,225
	2,180,000	5.88%, 03/13/2020 (4)	2,468,850
	4,631,000	6.63%, 02/17/2037 (4)	5,620,876
	2,650,000	7.75%, 01/17/2038 (4)	3,613,937
	4,387,000	8.50%, 10/12/2035 (4)	6,339,215

			32,233,160

		Ivory Coast - 0.1%
		Ivory Coast Government International Bond
	2,055,000	5.38%, 07/23/2024 (4)	1,966,286
	1,500,000	5.75%, 12/31/2032 (4)	1,434,000
	850,000	6.38%, 03/03/2028 (2)	852,125

			4,252,411

		Kazakhstan - 0.0%
		Kazakhstan Government International Bond
	375,000	3.88%, 10/14/2024 (2)	362,813
	715,000	4.88%, 10/14/2044 (2)	664,392
	1,395,000	4.88%, 10/14/2044 (4)	1,296,262

			2,323,467

		Latvia - 0.1%
		Republic of Latvia
	3,915,000	2.75%, 01/12/2020 (4)	3,980,341

		Lithuania - 0.1%
		Lithuania Government International Bond
	2,160,000	6.13%, 03/09/2021 (4)	2,554,200
	4,751,000	7.38%, 02/11/2020 (4)	5,767,714

			8,321,914

		Mexico - 0.4%
		Mexican Bonos
MXN	26,329,500	10.00%, 12/05/2024	2,222,653
		Mexican Udibonos
	6,512,909	2.50%, 12/10/2020	423,849

The accompanying notes are an integral part of these financial statements.

49

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 4.4% - (continued)
		Mexico - 0.4% - (continued)
MXN	6,098,843	4.50%, 12/04/2025	$456,298
	3,983,862	4.50%, 11/22/2035	305,899
		Mexico Government International Bond
EUR	620,000	4.00%, 03/15/2115	695,471
$	5,565,000	4.60%, 01/23/2046	5,544,131
	4,576,000	4.75%, 03/08/2044	4,698,408
	6,770,000	5.75%, 10/12/2110	7,210,050
	5,132,000	6.05%, 01/11/2040	6,216,135

			27,772,894

		Morocco - 0.1%
		Morocco Government International Bond
EUR	1,580,000	3.50%, 06/19/2024 (4)	1,884,984
	460,000	4.50%, 10/05/2020 (4)	577,761
$	800,000	5.50%, 12/11/2042 (4)	863,840

			3,326,585

		Panama - 0.1%
		Panama Government International Bond
	1,580,000	3.75%, 03/16/2025	1,599,750
	1,199,000	8.88%, 09/30/2027	1,741,547
	1,647,000	9.38%, 04/01/2029	2,505,499

			5,846,796

		Peru - 0.0%
		El Fondo Mivivienda S.A.
	285,000	3.50%, 01/31/2023 (2)	281,295
		Peru Government Bond
PEN	3,325,000	5.20%, 09/12/2023	1,028,882
	2,295,000	6.95%, 08/12/2031	758,400
	75,000	7.84%, 08/12/2020	27,208

			2,095,785

		Philippines - 0.1%
		Philippine Government International Bond
$	1,085,000	5.50%, 03/30/2026	1,331,837
	604,000	9.50%, 02/02/2030	1,013,965
	1,080,000	10.63%, 03/16/2025	1,757,700
		Power Sector Assets & Liabilities Management Corp.
	15,000	9.63%, 05/15/2028	23,535

			4,127,037

		Romania - 0.2%
		Romanian Government International Bond
EUR	1,395,000	3.63%, 04/24/2024 (4)	1,772,471
$	2,452,000	4.38%, 08/22/2023 (4)	2,599,120
EUR	355,000	4.63%, 09/18/2020 (4)	464,024
	510,000	4.88%, 11/07/2019 (4)	666,884
$	894,000	6.13%, 01/22/2044 (2)	1,118,215
	1,420,000	6.13%, 01/22/2044 (4)	1,776,136
	4,786,000	6.75%, 02/07/2022 (4)	5,755,165

			14,152,015

		Russia - 0.3%
		Russian Foreign Bond - Eurobond
EUR	1,300,000	3.63%, 09/16/2020 (4)	1,426,496
$	1,200,000	4.50%, 04/04/2022 (4)	1,166,784
	6,200,000	4.88%, 09/16/2023 (4)	6,076,000
	7,300,000	5.00%, 04/29/2020 (4)	7,427,750

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 4.4% - (continued)
		Russia - 0.3% - (continued)
$	600,000	12.75%, 06/24/2028 (4)	$948,000

			17,045,030

		Slovenia - 0.1%
		Slovenia Government International Bond
	1,210,000	5.25%, 02/18/2024 (2)	1,388,354
	1,010,000	5.25%, 02/18/2024 (4)	1,158,874
	1,715,000	5.50%, 10/26/2022 (4)	1,979,007
	1,045,000	5.85%, 05/10/2023 (2)	1,237,949
	675,000	5.85%, 05/10/2023 (4)	799,632

			6,563,816

		South Africa - 0.1%
		South Africa Government Bond
ZAR	20,800,000	7.00%, 02/28/2031	1,531,118
	7,775,000	7.00%, 02/28/2031	572,329
	14,645,000	8.75%, 02/28/2048	1,247,433

			3,350,880

		Tunisia - 0.0%
		Banque Centrale de Tunisie S.A.
$	365,000	5.75%, 01/30/2025 (2)	376,862

		Turkey - 0.5%
		Turkey Government International Bond
	4,820,000	4.88%, 04/16/2043	4,651,300
	4,435,000	5.13%, 03/25/2022	4,695,556
	7,925,000	5.63%, 03/30/2021	8,645,382
	6,110,000	5.75%, 03/22/2024	6,733,464
	725,000	6.25%, 09/26/2022	819,250
	2,983,000	6.75%, 04/03/2018	3,296,215
	1,695,000	7.00%, 06/05/2020	1,952,471
	1,990,000	7.38%, 02/05/2025	2,445,213
	735,000	7.50%, 07/14/2017	812,322

			34,051,173

		Ukraine - 0.0%
		Ukraine Government International Bond
	350,000	6.25%, 06/17/2016 (2)	159,754
	740,000	6.25%, 06/17/2016 (4)	337,766
	2,320,000	6.58%, 11/21/2016 (4)	1,073,000
	105,000	6.88%, 09/23/2015 (4)	53,550

			1,624,070

		Uruguay - 0.1%
		Uruguay Government International Bond
	3,697,000	5.10%, 06/18/2050	3,763,557

		Venezuela - 0.1%
		Venezuela Government International Bond
	1,950,000	7.00%, 03/31/2038 (4)	794,625
	1,980,000	7.65%, 04/21/2025	846,450
	5,465,000	8.25%, 10/13/2024 (4)	2,390,938
	5,390,000	9.25%, 05/07/2028 (4)	2,385,075
	7,245,000	9.25%, 05/07/2028 (4)	3,205,912

			9,623,000

		Total Foreign Government Obligations (cost $272,038,174)	$277,932,614

The accompanying notes are an integral part of these financial statements.

50

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
MUNICIPAL BONDS - 0.3%
		Development - 0.1%
		State of California
$	725,000	7.30%, 10/01/2039	$1,061,146
	1,730,000	7.60%, 11/01/2040	2,691,050
	550,000	7.63%, 03/01/2040	844,811

			4,597,007

		Facilities - 0.0%
		California State Public Works Board
	50,000	8.36%, 10/01/2034	73,253

		General Obligation - 0.1%
		California State GO, Taxable
	2,795,000	7.55%, 04/01/2039	4,296,138
		Illinois State, GO
	155,000	5.10%, 06/01/2033	153,698
		State of Illinois
	585,000	5.67%,03/01/2018	639,025

			5,088,861

		Transportation - 0.1%
		Grand Parkway Transportation Corp.
	1,195,000	5.18%,10/01/2042	1,474,522
		New Jersey State Turnpike Auth
	50,000	7.41%,01/01/2040	74,526
		North Texas Tollway Auth Rev
	455,000	6.72%,01/01/2049	658,471
		Port Auth of New York & New Jersey
	1,850,000	4.46%, 10/01/2062	1,996,946
	15,000	4.93%, 10/01/2051	17,362
	900,000	4.96%, 08/01/2046	1,052,118
	4,165,000	5.31%, 08/01/2046	4,515,860

			9,789,805

		Total Municipal Bonds (cost $16,937,220)	$19,548,926

SENIOR FLOATING RATE INTERESTS - 0.2% (9)
		Coal - 0.0%
		Arch Coal, Inc.
	1,666,752	6.25%,05/16/2018	$1,239,164

		Electric - 0.1%
		Texas Competitive Electric Holdings Co. LLC
	3,799,308	4.67%,10/10/2017 (10)	2,348,656

		Insurance - 0.0%
		Asurion LLC
	775,000	8.50%,03/03/2021	785,462

		Internet - 0.0%
		Lands’ End, Inc.
	1,065,689	4.25%,04/04/2021	1,048,372

		Machinery-Diversified - 0.1%
		Gardner Denver, Inc.
	1,918,860	4.25%,07/30/2020	1,871,080

		Oil & Gas Services - 0.0%
		Crosby U.S. Acquisition Corp.
	1,549,915	3.75%,11/23/2020	1,437,546

		Retail - 0.0%
		Neiman Marcus Group, Inc.
	1,833,351	4.25%,10/25/2020	1,836,945

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 0.2% (9) - (continued)
		Semiconductors - 0.0%
		Freescale Semiconductor, Inc.
$	832,325	5.00%,01/15/2021	$839,092

		Total Senior Floating Rate Interests (cost $12,402,654)	$11,406,317

U.S. GOVERNMENT SECURITIES - 0.1%
		U.S. Treasury Securities - 0.1%
		U.S. Treasury Bonds - 0.0%
	500,000	3.00%, 11/15/2044	$526,133
	2,090,000	3.13%, 08/15/2044	2,250,832

			2,776,965

		U.S. Treasury Notes - 0.1%
	850,000	0.50%, 09/30/2016	850,996
	375,000	1.63%, 12/31/2019	378,809
	520,000	2.25%, 11/15/2024	529,628
	1,250,000	2.38%, 08/15/2024	1,287,500

			3,046,933

		Total U.S. Government Securities (cost $5,653,865)	$5,823,898

CONVERTIBLE BONDS - 0.0%
		Home Builders - 0.0%
		M/I Homes, Inc.
	180,000	3.00%,03/01/2018	$177,975

		Oil & Gas - 0.0%
		Cobalt International Energy, Inc.
	1,415,000	2.63%,12/01/2019	1,086,012

		Total Convertible Bonds (cost $1,511,893)	$1,263,987

		Total Long-Term Investments (cost $5,667,102,015)	$6,194,410,191

SHORT-TERM INVESTMENTS - 3.0%
		Other Investment Pools & Funds - 3.0%
	194,735,028	Fidelity Money Market Class 1	$194,735,028

		Total Short-Term Investments (cost $194,735,028)	$194,735,028

Total Investments (cost $5,861,837,043) ^	99.7%	$6,389,145,219
Other Assets and Liabilities	0.3%	20,515,834

Total Net Assets	100.0%	$6,409,661,053

The accompanying notes are an integral part of these financial statements.

51

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $5,863,765,406 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$570,388,652
Unrealized Depreciation	(45,008,839)

Net Unrealized Appreciation	$525,379,813

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $577,464,631, which represents 9.0% of total net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $130,054,898, which represents 2.1% of total net assets.

(5)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(6)	This security may pay interest in additional principal instead of cash.

(7)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities were $20,364,119 at April 30, 2015.

(8)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2015.

(10)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

Futures Contracts Outstanding at April 30, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	531	06/30/2015	$116,037,172	$116,430,047	$392,875
U.S. Treasury 5-Year Note Future	5,252	06/30/2015	627,121,739	630,937,534	3,815,795
U.S. Treasury Long Bond Future	1,168	06/19/2015	189,722,525	186,405,500	(3,317,025)

Total					$891,645

Short position contracts:
EURO-BOBL Future	11	06/08/2015	$1,597,390	$1,590,854	$6,536
Euro BUXL 30-Year Bond Future	5	06/08/2015	980,871	946,900	33,971
Euro-Bund Future	14	06/08/2015	2,466,189	2,463,308	2,881
U.S. Treasury 10-Year Note Future	4,220	06/19/2015	540,455,752	541,742,500	(1,286,748)
U.S. Treasury CME Ultra Long Term Bond Future	916	06/19/2015	154,714,272	150,682,000	4,032,272

Total					$2,788,912

Total futures contracts					$3,680,557

The accompanying notes are an integral part of these financial statements.

52

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Colombia (Republic of)	BOA	USD	295,000	(1.00%)/1.19%	03/20/19	$2,391	$—	$1,760	$(631)
Colombia (Republic of)	BCLY	USD	595,000	(1.00%)/1.19%	03/20/19	5,904	—	3,551	(2,353)
Indonesia (Republic of)	BNP	USD	45,000	(1.00%)/1.38%	09/20/19	872	—	665	(207)
Indonesia (Republic of)	GSC	USD	145,000	(1.00%)/1.38%	09/20/19	2,983	—	2,144	(839)
Indonesia (Republic of)	BNP	USD	175,000	(1.00%)/1.38%	09/20/19	3,673	—	2,588	(1,085)
Indonesia (Republic of)	BCLY	USD	320,000	(1.00%)/1.38%	09/20/19	6,331	—	4,733	(1,598)
Indonesia (Republic of)	BNP	USD	265,000	(1.00%)/1.38%	09/20/19	5,558	—	3,919	(1,639)
Indonesia (Republic of)	BNP	USD	615,000	(1.00%)/1.38%	09/20/19	12,287	—	9,094	(3,193)
Venezuela (Republic of)	BOA	USD	745,000	(5.00%)/37.42%	03/20/19	138,288	—	408,059	269,771
Venezuela (Republic of)	DEUT	USD	730,000	(5.00%)/37.42%	03/20/19	140,818	—	399,843	259,025
Venezuela (Republic of)	DEUT	USD	585,000	(5.00%)/37.42%	03/20/19	106,318	—	320,422	214,104

Total						$425,423	$—	$1,156,778	$731,355

Credit default swaps on single-name issues:
Sell protection:
Brazil Republic	GCS	USD	1,800,000	1.00%/2.33%	06/20/20	$—	$(159,445)	$(111,974)	$47,471
Brazil Republic	GCS	USD	1,245,000	1.00%/2.33%	06/20/20	—	(110,283)	(77,449)	32,834
Hungary (Republic of)	BNP	USD	6,990,000	1.00%/1.31%	12/20/19	—	(210,186)	(90,148)	120,038
Kazakhstan (Republic of)	DEUT	USD	90,000	1.00%/2.03%	06/20/19	—	(3,341)	(3,557)	(216)
Kazakhstan (Republic of)	MSC	USD	140,000	1.00%/2.03%	06/20/19	—	(4,792)	(5,533)	(741)
Kazakhstan (Republic of)	BCLY	USD	435,000	1.00%/2.03%	06/20/19	—	(14,870)	(17,192)	(2,322)
Peru (Republic of)	BCLY	USD	860,000	1.00%/1.11%	03/20/19	—	(9,148)	(2,760)	6,388
Peru (Republic of)	BOA	USD	420,000	1.00%/1.11%	03/20/19	—	(3,707)	(1,348)	2,359
Petrobras International Finance Co.	GSC	USD	475,000	1.00%/4.13%	06/20/20	—	(89,150)	(66,093)	23,057
Russian Federation	CBK	USD	3,790,000	1.00%/3.54%	03/20/20	—	(577,363)	(414,685)	162,678
Russian Federation	BOA	USD	1,895,000	1.00%/3.54%	03/20/20	—	(286,618)	(207,342)	79,276
Russian Federation	CBK	USD	642,646	1.00%/3.57%	06/20/20	—	(110,279)	(74,173)	36,106
Russian Federation	BOA	USD	1,050,000	1.00%/3.57%	06/20/20	—	(135,015)	(121,163)	13,852
Russian Federation	BOA	USD	640,000	1.00%/3.57%	06/20/20	—	(79,770)	(73,851)	5,919
Turkey (Republic of)	BNP	USD	45,000	1.00%/2.04%	09/20/19	—	(1,439)	(1,891)	(452)
Turkey (Republic of)	GSC	USD	145,000	1.00%/2.04%	09/20/19	—	(4,978)	(6,092)	(1,114)
Turkey (Republic of)	BNP	USD	175,000	1.00%/2.04%	09/20/19	—	(5,877)	(7,353)	(1,476)
Turkey (Republic of)	BNP	USD	265,000	1.00%/2.04%	09/20/19	—	(8,840)	(11,134)	(2,294)
Turkey (Republic of)	BNP	USD	320,000	1.00%/2.04%	09/20/19	—	(10,798)	(13,445)	(2,647)
Turkey (Republic of)	BNP	USD	615,000	1.00%/2.04%	09/20/19	—	(20,025)	(25,839)	(5,814)
Turkey (Republic of)	DEUT	USD	1,655,000	1.00%/2.11%	12/20/19	—	(68,615)	(78,417)	(9,802)

Total						$—	$(1,914,539)	$(1,411,439)	$503,100

Total single-name issues						$425,423	$(1,914,539)	$(254,661)	$1,234,455

Total OTC contracts						$425,423	$(1,914,539)	$(254,661)	$1,234,455

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

53

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding April 30, 2015
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.22	USD	2,749,950	5.00%	06/20/19	169,407	$251,463	$82,056

Total					$169,407	$251,463	$82,056

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
AUD	Sell	06/17/15	CBA	$3,113,113	$3,196,331	$(83,218)
BRL	Sell	06/02/15	UBS	4,054,393	3,922,473	131,920
BRL	Sell	06/02/15	MSC	399,698	434,044	(34,346)
BRL	Sell	06/02/15	MSC	807,307	864,152	(56,845)
COP	Sell	06/17/15	SSG	740,337	775,300	(34,963)
COP	Sell	06/17/15	BOA	411,953	453,893	(41,940)
COP	Sell	06/17/15	JPM	451,885	503,820	(51,935)
COP	Sell	06/17/15	UBS	779,285	857,857	(78,572)
EUR	Buy	05/29/15	DEUT	575,786	595,341	19,555
EUR	Buy	06/17/15	CBK	311,770	319,091	7,321
EUR	Sell	05/29/15	DEUT	9,181,065	9,492,879	(311,814)
EUR	Sell	06/17/15	RBC	630,384	664,024	(33,640)
EUR	Sell	06/17/15	UBS	1,392,433	1,444,898	(52,465)
EUR	Sell	06/17/15	CSFB	1,780,000	1,870,728	(90,728)
EUR	Sell	06/17/15	UBS	2,632,733	2,739,241	(106,508)
EUR	Sell	06/17/15	NAB	3,138,242	3,316,751	(178,509)
EUR	Sell	06/17/15	RBS	3,126,794	3,314,504	(187,710)
MXN	Buy	06/17/15	MSC	1,419,504	1,439,298	19,794
MXN	Buy	06/17/15	RBC	1,419,839	1,439,297	19,458
PEN	Sell	06/17/15	SSG	281,031	279,900	1,131
PEN	Sell	06/17/15	SSG	807,267	809,904	(2,637)
PEN	Sell	06/17/15	SCB	803,965	809,904	(5,939)
ZAR	Sell	06/17/15	JPM	562,113	578,243	(16,130)
ZAR	Sell	06/17/15	JPM	2,604,846	2,703,250	(98,404)

Total						$(1,267,124)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

54

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
REIT	Real Estate Investment Trust

Municipal Abbreviations:
GO	General Obligation
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

55

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Common Stocks
Banks	$417,540,552	$417,540,552	$—	$—
Capital Goods	243,055,067	209,483,776	33,571,291	—
Commercial & Professional Services	22,141,891	22,141,891	—	—
Consumer Services	42,400,898	42,400,898	—	—
Diversified Financials	88,075,642	88,075,642	—	—
Energy	342,496,972	321,364,342	21,132,630	—
Food & Staples Retailing	26,907,849	26,907,849	—	—
Food, Beverage & Tobacco	263,535,548	233,366,414	30,169,134	—
Health Care Equipment & Services	20,005,402	20,005,402	—	—
Household & Personal Products	50,686,132	50,686,132	—	—
Insurance	102,884,434	102,884,434	—	—
Materials	111,948,735	111,948,735	—	—
Media	23,965,080	23,965,080	—	—
Pharmaceuticals, Biotechnology & Life Sciences	449,350,508	400,252,533	49,097,975	—
Semiconductors & Semiconductor Equipment	180,069,859	180,069,859	—	—
Software & Services	156,108,615	156,108,615	—	—
Technology Hardware & Equipment	85,777,611	85,777,611	—	—
Telecommunication Services	132,860,056	132,860,056	—	—
Transportation	26,422,300	26,422,300	—	—
Utilities	189,960,642	144,964,115	44,996,527	—
Preferred Stocks	2,215,667	2,215,667	—	—
Asset & Commercial Mortgage Backed Securities	112,361,014	—	112,361,014	—
Corporate Bonds	2,787,663,975	—	2,787,663,975	—
Foreign Government Obligations	277,932,614	—	277,932,614	—
Municipal Bonds	19,548,926	—	19,548,926	—
Senior Floating Rate Interests	11,406,317	—	11,406,317	—
U.S. Government Securities	5,823,898	—	5,823,898	—
Convertible Bonds	1,263,987	—	1,263,987	—
Short-Term Investments	194,735,028	194,735,028	—	—

Total	$6,389,145,219	$2,994,176,931	$3,394,968,288	$—

Foreign Currency Contracts (2)	$199,179	$—	$199,179	$—
Futures Contracts (2)	8,284,330	8,284,330	—	—
Swaps - Credit Default (2)	1,354,934	—	1,354,934	—

Total	$9,838,443	$8,284,330	$1,554,113	$—

Liabilities
Foreign Currency Contracts (2)	$(1,466,303)	$—	$(1,466,303)	$—
Futures Contracts (2)	(4,603,773)	(4,603,773)	—	—
Swaps - Credit Default (2)	(38,423)	—	(38,423)	—

Total	$(6,108,499)	$(4,603,773)	$(1,504,726)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $2,621,547 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

56

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Corporate Bonds	Total
Beginning balance	$26,997,111	$9,563	$27,006,674
Purchases	2,983,392	361,587	3,344,979
Sales	(5,669,704)	—	(5,669,704)
Accrued discounts/(premiums)	209,777	21	209,798
Total realized gain/(loss)	402,867	—	402,867
Net change in unrealized appreciation/depreciation	(394,061)	9,871	(384,190)
Transfers into Level 3 (1)	—	—	—
Transfers out of Level 3 (1)	(24,529,382)	(381,042)	(24,910,424)

Ending balance	$—	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $0.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

The accompanying notes are an integral part of these financial statements.

57

The Hartford Checks and Balances Fund

Composition by Investments

as of April 30, 2015 (Unaudited)

Fund Name	Percentage of Net Assets
The Hartford Capital Appreciation Fund	33.3%
The Hartford Dividend and Growth Fund	33.4
The Hartford Total Return Bond Fund	33.2
Other Assets & Liabilities	0.1

Total	100.0%

The accompanying notes are an integral part of these financial statements.

58

The Hartford Checks and Balances Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
AFFILIATED INVESTMENT COMPANIES - 99.9%
	Domestic Equity Funds - 66.7%
15,040,571	The Hartford Capital Appreciation Fund	$655,167,253
25,338,040	The Hartford Dividend and Growth Fund	658,789,029

	Total Domestic Equity Funds (cost $1,070,132,193)	$1,313,956,282

	Taxable Fixed Income Funds - 33.2%
61,265,479	The Hartford Total Return Bond Fund	$654,927,970

	Total Taxable Fixed Income Funds (cost $661,199,683)	$654,927,970

	Total Affiliated Investment Companies (cost $1,731,331,876)	$1,968,884,252

	Total Long-Term Investments (cost $1,731,331,876)	$1,968,884,252

Total Investments (cost $1,731,331,876) ^	99.9%	$1,968,884,252
Other Assets and Liabilities	0.1%	1,159,465

Total Net Assets	100.0%	$1,970,043,717

The accompanying notes are an integral part of these financial statements.

59

The Hartford Checks and Balances Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $1,796,664,378 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$178,491,587
Unrealized Depreciation	(6,271,713)

Net Unrealized Appreciation	$172,219,874

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

60

The Hartford Checks and Balances Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$1,968,884,252	$1,968,884,252	$—	$—

Total	$1,968,884,252	$1,968,884,252	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

61

The Hartford Global All-Asset Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa/AAA	15.4%
Aa/AA	1.8
A	1.8
Baa/BBB	1.9
Ba/BB	1.5
B	0.2
Caa/CCC or Lower	0.9
Not Rated	0.8
Non-Debt Securities and Other Short-Term Instruments	79.7
Other Assets & Liabilities	(4.0)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Common Stocks	59.3%
Exchange Traded Funds	4.8
Preferred Stocks	0.1
Warrants	0.1

Total	64.3%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	6.6%
Corporate Bonds	2.8
Foreign Government Obligations	7.4
U.S. Government Agencies	5.6
U.S. Government Securities	1.9

Total	24.3%

Short-Term Investments	15.4
Purchased Options	0.0
Other Assets & Liabilities	(4.0)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

62

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.6%
		Cayman Islands - 0.4%
		Ares CLO Ltd.
$	255,000	1.73%, 04/20/2023 (1)(2)	$251,991
		Carlyle Global Market Strategies Ltd.
	250,000	1.79%, 04/17/2025 (1)(2)	249,875
		Dryden Senior Loan Fund
	350,000	1.76%, 07/15/2026 (1)(2)	350,280
		Madison Park Funding Ltd.
	250,000	2.61%, 01/27/2026 (1)(2)	253,375
		Magnetite CLO Ltd.
	250,000	2.23%, 07/25/2026 (1)(2)	248,975
		OZLM Funding Ltd.
	285,000	1.82%, 04/17/2026 (1)(2)	285,114

			1,639,610

		United Kingdom - 0.1%
		Granite Master Issuer plc
	179,791	0.32%, 12/20/2054 (2)	178,694
	36,568	0.36%, 12/20/2054 (2)	36,359
	152,365	0.38%, 12/20/2054 (2)	151,542
	42,662	0.38%, 12/20/2054 (2)	42,432

			409,027

		United States - 6.1%
		Ally Master Owner Trust
	100,000	1.54%, 09/15/2019	100,371
		American Credit Acceptance Receivables Trust
	66,107	1.33%, 07/10/2018 (1)	66,171
		AmeriCredit Automobile Receivables Trust
	425,000	2.64%, 10/10/2017	429,344
	280,000	2.67%, 01/08/2018	282,104
		ARI Fleet Lease Trust
	211,084	0.48%, 01/15/2021 (1)(2)	210,708
		Asset Backed Securities Corp. Home Equity Loan Trust
	282,790	0.68%, 08/25/2034 (2)	252,966
		Banc of America Commercial Mortgage Trust
	284,511	5.94%, 02/10/2051 (2)	307,538
		Banc of America Mortgage Trust
	78,354	2.70%, 04/25/2034 (2)	79,212
		Bear Stearns Adjustable Rate Mortgage Trust
	30,465	2.26%, 08/25/2035 (2)	30,638
	368,923	2.59%, 07/25/2036 (2)	307,310
		Bear Stearns Asset Backed Securities Trust
	573,044	6.00%, 11/25/2035	514,809
		Bear Stearns Commercial Mortgage Securities, Inc.
	349,382	5.60%, 03/11/2039 (2)	356,723
	350,000	5.90%, 06/11/2040 (2)	377,061
		Cabela’s Master Credit Card Trust
	230,000	0.63%, 07/15/2022 (2)	229,323
	425,000	0.83%, 08/16/2021 (1)(2)	427,810
		Citigroup/Deutsche Bank Commercial Mortgage Trust
	244,254	5.40%, 07/15/2044 (2)	245,301
		Commercial Mortgage Pass-Through Certificates
	298,666	5.94%, 06/10/2046 (2)	308,242
		Connecticut Avenue Securities Series
	283,819	1.78%, 01/25/2024 (2)	285,707
	725,000	2.78%, 05/25/2024 (2)	672,622

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.6% - (continued)
		United States - 6.1% - (continued)
$	1,060,000	2.78%, 05/25/2024 (2)	$988,319
	405,000	3.08%, 07/25/2024 (2)	383,788
	1,060,000	3.18%, 07/25/2024 (2)	1,015,482
	825,000	4.58%, 01/25/2024 (2)	860,474
	940,000	4.73%, 02/25/2025 (2)	972,870
	775,000	5.08%, 11/25/2024 (2)	824,450
	555,000	5.18%, 11/25/2024 (2)	590,207
	430,000	5.43%, 10/25/2023 (2)	470,214
		Countrywide Alternative Loan Trust
	518,211	5.25%, 08/25/2035	474,207
		Countrywide Home Loans, Inc.
	357,104	2.55%, 09/25/2047 (2)	317,683
		Credit Acceptance Automotive Loan Trust
	250,000	1.83%, 04/15/2021 (1)	249,597
	265,000	2.21%, 09/15/2020 (1)	266,267
	300,000	2.26%, 10/15/2021 (1)	301,917
	250,000	2.29%, 04/15/2022 (1)	250,932
		Fifth Third Automotive Trust
	290,062	0.88%, 10/16/2017	290,548
		First Investors Automotive Owner Trust
	205,000	1.06%, 11/15/2018 (1)	204,894
	172,861	1.23%, 03/15/2019 (1)	173,024
		FREMF Mortgage Trust
	160,000	3.56%, 11/25/2046 (1)(2)	163,754
	105,000	3.95%, 06/25/2047 (1)(2)	109,415
	500,000	4.07%, 07/25/2045 (1)(2)	518,601
	215,000	4.38%, 06/25/2047 (1)(2)	226,207
		GE Commercial Mortgage Corp.
	500,000	4.82%, 06/10/2048 (2)	499,537
		GE Dealer Floorplan Master Note Trust
	425,000	0.67%, 06/20/2017 (2)	425,092
		GE Equipment Transportation LLC
	100,000	1.31%, 09/24/2020	100,471
		GS Mortgage Securities Trust
	300,000	5.16%, 12/10/2043 (1)(2)	343,811
		GSR Mortgage Loan Trust
	122,307	2.23%, 01/25/2035 (2)	118,235
	196,377	2.68%, 09/25/2035 (2)	196,849
	381,977	2.72%, 03/25/2047 (2)	328,106
		JP Morgan Chase Commercial Mortgage Securities Corp.
	252,338	5.41%, 12/15/2044 (2)	254,333
	345,850	6.06%, 04/15/2045 (2)	356,209
		JP Morgan Mortgage Acquisition Trust
	220,917	5.40%, 11/25/2036	222,459
		JP Morgan Mortgage Trust
	182,648	3.00%, 09/25/2044	184,651
		LB-UBS Commercial Mortgage Trust
	367,148	5.43%, 02/15/2040	387,796
	370,294	6.32%, 04/15/2041 (2)	404,903
		LSTAR Securities Investment Trust
	212,461	2.17%, 12/01/2021 (1)(2)	210,037
	205,999	2.18%, 01/01/2020 (1)(2)	203,134
		MASTR Adjustable Rate Mortgages Trust
	370,000	0.81%, 03/25/2035 (2)	360,160
		Morgan Stanley Capital I Trust
	14,576	0.81%, 03/25/2035 (2)	14,448
	323,760	5.83%, 10/15/2042 (2)	329,117
		MortgageIT Trust
	321,012	0.48%, 08/25/2035 (2)	306,028
	295,046	0.82%, 02/25/2035 (2)	287,689

The accompanying notes are an integral part of these financial statements.

63

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.6% - (continued)
		United States - 6.1% - (continued)
		Nationstar Agency Advance Funding Trust
$	200,000	1.89%, 02/18/2048 (1)	$196,894
		New York City Tax Lien
	37,282	1.03%, 11/10/2027 (1)	37,223
		Opteum Mortgage Acceptance Corp.
	410,000	0.61%, 04/25/2035 (2)	379,449
		Option One Mortgage Loan Trust
	110,483	0.68%, 02/25/2035 (2)	108,892
		Oscar US Funding Trust
	160,000	1.00%, 08/15/2017 (1)	159,897
		Prestige Automotive Receivables Trust
	285,000	1.33%, 05/15/2019 (1)	285,682
	150,000	3.25%, 07/15/2019 (1)	152,263
		Residential Asset Mortgage Products Trust
	87,806	0.59%, 11/25/2035 (2)	86,471
		Residential Asset Securities Corp.
	79,027	0.47%, 03/25/2036 (2)	77,897
		Residential Funding Mortgage Securities, Inc.
	366,659	3.21%, 02/25/2036 (2)	327,631
		Santander Drive Automotive Receivables Trust
	100,000	1.82%, 05/15/2019	100,113
	417,870	3.01%, 04/16/2018	421,294
	233,625	3.78%, 11/15/2017	235,487
	187,120	3.82%, 08/15/2017	188,400
		Skopos Auto Receivables Trust 2015-1
	125,000	3.10%, 12/15/2023 (1)	124,999
		Soundview Home Loan Trust
	68,966	0.59%, 11/25/2035 (2)	68,086
		Springleaf Funding Trust
	155,000	2.41%, 12/15/2022 (1)	155,242
		Structured Asset Securities Corp.
	125,092	0.33%, 02/25/2036 (2)	123,434
		Thornburg Mortgage Securities Trust
	263,753	2.22%, 04/25/2045 (2)	265,041
		Wachovia Bank Commercial Mortgage Trust
	170,000	5.43%, 10/15/2044 (1)(2)	170,758
	316,852	5.66%, 03/15/2042 (1)(2)	316,713
		Wells Fargo Home Equity Trust
	100,000	0.59%, 04/25/2035 (2)	99,652
		Westlake Automobile Receivables Trust
	250,000	2.24%, 04/15/2020 (1)	251,107
		World Omni Automotive Receivables Trust
	340,000	1.06%, 09/16/2019	340,098

			25,342,598

		Total Asset & Commercial Mortgage Backed Securities (cost $27,279,476)	$27,391,235

CORPORATE BONDS - 2.8%
		Australia - 0.1%
		QBE Insurance Group Ltd.
	200,000	6.75%, 12/02/2044 (2)(3)	$216,500

		Austria - 0.1%
		BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG
EUR	200,000	8.13%, 10/30/2023 (3)	275,946

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 2.8% - (continued)
		Austria - 0.1% - (continued)
		Vienna Insurance Group AG Wiener Versicherung Gruppe
EUR	200,000	3.75%, 03/02/2046 (2)(3)	$225,735

			501,681

		Belgium - 0.1%
		KBC Groep N.V.
	350,000	5.63%, 03/19/2019 (2)(3)(4)	394,471

		Denmark - 0.1%
		Danske Bank AS
	200,000	5.75%, 04/06/2020 (2)(3)(4)	231,868
		Nykredit Realkredit AS
	100,000	4.00%, 06/03/2036 (3)	113,689

			345,557

		France - 0.4%
		BNP Paribas S.A.
$	175,000	3.25%, 03/03/2023	177,467
		Credit Agricole S.A.
GBP	175,000	7.50%, 06/23/2026 (2)(3)(4)	273,661
$	200,000	8.13%, 09/19/2033 (2)(3)	225,750
		Natixis
	125,000	10.00%, 04/30/2018 (3)(4)	148,750
		SCOR SE
EUR	300,000	3.88%, 10/01/2025 (2)(3)(4)	363,216
		Societe Generale S.A.
$	400,000	6.00%, 01/27/2020 (2)(3)(4)	381,240
EUR	100,000	6.75%, 04/07/2021 (2)(3)(4)	115,833

			1,685,917

		Germany - 0.1%
		Commerzbank AG
$	350,000	8.13%, 09/19/2023 (3)	422,625

		Ireland - 0.2%
		Aquarius Invest. plc Swiss Reinsurance Co., Ltd.
	200,000	6.38%, 09/01/2024 (2)(3)	213,642
		Baggot Securities Ltd.
EUR	250,000	10.24%, 06/01/2015 (3)(4)	294,748
		Bank of Ireland
	200,000	1.25%, 04/09/2020 (3)	223,149

			731,539

		Italy - 0.3%
		Banca Popolare di Milano Scarl
	150,000	4.25%, 01/30/2019 (3)	182,906
		Intesa Sanpaolo S.p.A.
$	200,000	5.25%, 01/12/2024	222,433
EUR	250,000	9.50%, 06/01/2016 (2)(3)(4)	302,816
		Intesa Sanpaolo Vita S.p.A.
	100,000	4.75%, 12/17/2024 (2)(3)(4)	120,983
		UniCredit S.p.A.
$	250,000	8.00%, 06/03/2024 (2)(3)(4)	255,500

			1,084,638

		Japan - 0.1%
		Sumitomo Life Insurance Co.
	350,000	6.50%, 09/20/2073 (2)(3)	414,400

		Netherlands - 0.2%
		ABN Amro Bank N.V.
	225,000	6.25%, 04/27/2022 (3)	255,401

The accompanying notes are an integral part of these financial statements.

64

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 2.8% - (continued)
		Netherlands - 0.2% - (continued)
		ING Bank N.V.
$	275,000	4.13%, 11/21/2023 (3)	$285,642
		ING Groep N.V.
	280,000	6.00%, 04/16/2020 (2)(4)	278,775
		NN Group N.V.
EUR	150,000	4.63%, 04/08/2044 (2)(3)	190,999

			1,010,817

		Spain - 0.2%
		Banco Bilbao Vizcaya Argentaria S.A.
	200,000	7.00%, 02/19/2019 (2)(3)(4)	230,184
		Banco Santander S.A.
	200,000	6.25%, 03/12/2019 (2)(3)(4)	225,412
		Bankia S.A.
	200,000	4.00%, 05/22/2024 (3)	224,290
	100,000	4.13%, 03/24/2036	159,985
		BBVA International Preferred SAU
$	100,000	5.92%, 04/18/2017 (2)(4)	103,400

			943,271

		Switzerland - 0.2%
		Credit Suisse Group AG
EUR	200,000	5.75%, 09/18/2025 (2)(3)	259,446
		UBS AG
$	275,000	4.75%, 05/22/2023 (3)	282,784
	250,000	5.13%, 05/15/2024 (3)	259,190

			801,420

		United Kingdom - 0.6%
		Abbey National Treasury Services plc
	200,000	4.00%, 03/13/2024	213,108
		Barclays Bank plc
	200,000	7.63%, 11/21/2022	234,300
EUR	350,000	8.00%, 12/15/2020 (2)(4)	432,344
		Coventry Building Society
GBP	200,000	6.38%, 11/01/2019 (2)(3)(4)	300,092
		HSBC Holdings plc
$	275,000	5.63%, 01/17/2020 (2)(4)	281,188
		Lloyds Banking Group plc
	350,000	7.50%, 06/27/2024 (2)(4)	373,625
		Nationwide Building Society
GBP	400,000	6.88%, 06/20/2019 (3)(4)	617,070
		Royal Bank of Scotland plc
$	200,000	5.63%, 08/24/2020	230,930

			2,682,657

		United States - 0.1%
		Santander Holdings USA, Inc.
	235,000	2.65%, 04/17/2020	233,565
		Teva Pharmaceutical Finance Co. LLC
	15,000	6.15%, 02/01/2036	18,335

			251,900

		Total Corporate Bonds (cost $11,779,936)	$11,487,393

FOREIGN GOVERNMENT OBLIGATIONS - 7.4%
		Brazil - 0.3%
		Brazil Notas do Tesouro Nacional Serie B
BRL	1,472,622	6.00%, 08/15/2022 (5)	$483,153

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 7.4% - (continued)
		Brazil - 0.3% - (continued)
		Brazil Notas do Tesouro Nacional Series B
BRL	1,650,804	6.00%, 08/15/2050 (5)	$543,504

			1,026,657

		Germany - 0.7%
		Deutsche Bundesrepublik Inflation Linked Bond
EUR	2,327,439	0.10%, 04/15/2023 (5)	2,873,760

		Greece - 0.3%
		Hellenic Republic Government Bond
	75,450,000	0.00%, 10/15/2042 (2)	457,483
	125,000	3.00%, 02/24/2028 (2)(3)	75,792
	300,000	3.00%, 02/24/2032 (2)(3)	182,980
	350,000	3.00%, 02/24/2035 (2)(3)	211,224
	425,000	3.00%, 02/24/2037 (2)(3)	257,384

			1,184,863

		Italy - 0.6%
		Italy Buoni Poliennali Del Tesoro
	1,320,557	2.10%, 09/15/2017 (3)(5)	1,583,871
	563,577	2.55%, 09/15/2041 (3)(5)	853,576

			2,437,447

		Japan - 1.0%
		Japanese Government CPI Linked Bond
JPY	147,292,500	0.10%, 09/10/2023 (5)	1,337,784
	314,067,200	0.10%, 09/10/2024 (5)	2,873,557

			4,211,341

		Mexico - 0.3%
		Mexican Udibonos
MXN	6,324,214	4.00%, 11/15/2040 (5)	452,707
	11,086,244	4.50%, 11/22/2035 (5)	851,254

			1,303,961

		New Zealand - 2.0%
		New Zealand Government Bond
NZD	3,659,695	2.00%, 09/20/2025 (3)(5)	2,854,627
	2,273,060	3.00%, 09/20/2030 (3)(5)	2,009,268
	4,493,610	4.50%, 02/15/2016 (3)(5)	3,497,107

			8,361,002

		Norway - 0.2%
		Norway Government Bond
NOK	6,875,000	3.00%, 03/14/2024	1,024,461

		Portugal - 0.4%
		Portugal Obrigacoes do Tesouro OT
EUR	275,000	3.88%, 02/15/2030 (1)(3)	359,843
	675,000	4.10%, 04/15/2037 (1)(3)	914,435
	350,000	5.65%, 02/15/2024 (1)(3)	511,675

			1,785,953

		Singapore - 0.5%
		Singapore Government Bond
SGD	2,375,000	3.00%, 09/01/2024	1,912,128

		South Korea - 0.9%
		Inflation Linked Korea Treasury Bond
KRW	4,020,688,035	1.13%, 06/10/2023 (5)	3,589,721

The accompanying notes are an integral part of these financial statements.

65

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 7.4% - (continued)
		Sweden - 0.2%
		Sweden Inflation Linked Bond
SEK	4,945,617	3.50%, 12/01/2028 (5)	$981,641

		Total Foreign Government Obligations (cost $33,028,898)	$30,692,935

U.S. GOVERNMENT AGENCIES - 5.6%
		United States - 5.6%
		FHLMC
$	460,000	3.48%, 10/25/2027 (2)	$460,000
	700,000	3.50%, 05/01/2045 (6)	732,307
	300,000	3.50%, 06/01/2045 (6)	313,131
	1,550,000	4.00%, 05/01/2045 (6)	1,653,996
	350,000	4.43%, 11/25/2023 (2)	360,671
	1,600,000	4.50%, 05/01/2045 (6)	1,739,600
		FNMA
	5,000	2.44%, 01/01/2023	5,016
	1,200,000	2.50%, 05/01/2030 (6)	1,230,211
	4,802	2.66%, 09/01/2022	4,908
	30,000	2.76%, 05/01/2021	31,095
	4,898	2.78%, 04/01/2022	5,066
	284,297	2.83%, 06/01/2022	294,770
	4,725	2.98%, 01/01/2022	4,941
	200,000	3.00%, 05/01/2030 (6)	209,288
	875,000	3.00%, 05/01/2045 (6)	890,331
	4,804	3.20%, 04/01/2022	5,087
	30,000	3.21%, 05/01/2023	31,690
	20,000	3.34%, 04/01/2024	21,278
	341,263	3.37%, 07/01/2025	362,432
	133,047	3.42%, 04/01/2024	142,337
	4,981	3.45%, 01/01/2024	5,330
	4,980	3.47%, 01/01/2024	5,336
	6,050,000	3.50%, 05/01/2045 (6)	6,338,320
	194,649	3.65%, 08/01/2023	211,736
	14,824	3.67%, 08/01/2023	16,146
	5,000	3.70%, 10/01/2023	5,455
	5,000	3.76%, 03/01/2024	5,468
	294,267	3.78%, 10/01/2023	322,726
	196,087	3.81%, 11/01/2023	215,494
	10,000	3.86%, 12/01/2025	10,998
	5,000	3.86%, 11/01/2023	5,531
	19,580	3.87%, 10/01/2025	21,581
	29,738	3.89%, 05/01/2030	32,739
	25,000	3.93%, 10/01/2023	27,727
	9,880	3.96%, 05/01/2034	11,053
	5,000	3.97%, 05/01/2029	5,586
	800,000	4.00%, 06/01/2045 (6)	853,734
	14,547	4.06%, 10/01/2028	16,355
	1,900,000	4.50%, 05/01/2045 (6)	2,067,882
	1,000,000	5.00%, 05/13/2045	1,113,773
	278,895	5.14%, 10/01/2024	331,550
	100,000	6.00%, 05/01/2045 (6)	114,280
	263,351	7.27%, 02/01/2031	339,507
		GNMA
	500,000	3.00%, 05/01/2045 (6)	513,672
	800,000	3.50%, 05/01/2045 (6)	843,156
	1,000,000	6.00%, 05/01/2045 (6)	1,137,500

		Total U.S. Government Agencies (cost $22,980,214)	$23,070,790

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT SECURITIES - 1.9%
		United States - 1.9%
		U.S. Treasury Bonds - 1.0%
$	637,988	0.63%, 02/15/2043 (5)	$617,801
	2,512,161	3.38%, 04/15/2032 (5)	3,686,988

			4,304,789

		U.S. Treasury Notes - 0.9%
		Treasury Inflation Protected Security
	3,558,625	0.13%, 01/15/2023 (5)	3,588,094

		Total U.S. Government Securities (cost $7,887,480)	$7,892,883

COMMON STOCKS - 59.3%
		Australia - 0.6%
	58,372	Beach Energy Ltd.	$50,916
	1,903	BHP Billiton Ltd. ADR	97,605
	24,708	Buru Energy Ltd. (7)	10,488
	26,083	Dick Smith Holdings Ltd.	42,996
	4,242	Domino’s Pizza Enterprises Ltd.	122,088
	792,857	Evolution Mining Ltd.	632,655
	12,800	Federation Centres REIT	29,738
	7,736	Goodman Group REIT	37,960
	2,826	GrainCorp Ltd. Class A	22,030
	319,063	Kingsgate Consolidated Ltd. (7)	179,214
	541,300	Mirabela Nickel Ltd. (7)	56,798
	22,783	Mirvac Group REIT	36,094
	23,942	New South Resources Ltd. (7)	30,470
	12,831	Nufarm Ltd.	73,539
	366,405	OceanaGold Corp.	698,493
	29,103	Orora Ltd.	50,635
	10,440	Santos Ltd.	67,989
	7,342	Stockland REIT	25,660
	41,870	Treasury Wine Estates Ltd.	183,632
	4,433	Westfield Corp. REIT	32,958
	2,478	Woolworths Ltd.	57,533

			2,539,491

		Austria - 0.2%
	472	Schoeller-Bleckmann Oilfield Equipment AG	33,274
	58,485	Wienerberger AG	951,885

			985,159

		Belgium - 0.2%
	1,562	Anheuser-Busch InBev N.V.	190,171
	1,919	Anheuser-Busch InBev N.V. ADR	230,357
	4,228	Ontex Group N.V.(7)	125,727
	1,400	UCB S.A.	100,846
	2,330	Umicore S.A.	115,816

			762,917

		Bermuda - 0.0%
	4,836	Seadrill Ltd.	63,303

		Brazil - 0.1%
	3,624	BRF S.A. ADR	77,807
	9,112	Cosan Ltd. Class A	66,153
	3,795	SLC Agricola S.A.	21,980

			165,940

		British Virgin Islands - 0.1%
	73,956	Atlas Mara Ltd. (7)	513,255

The accompanying notes are an integral part of these financial statements.

66

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	Canada - 1.7%
1,754	Agrium, Inc.	$181,724
1,745	AGT Food & Ingredients, Inc.	38,603
27,615	AuRico Gold, Inc.	96,376
20,638	Bank of Nova Scotia	1,138,041
2,139	BCE, Inc.	94,300
242	Brookfield Asset Management, Inc. Class A	13,032
18,342	Callidus Capital Corp. (7)	243,243
18,014	Cameco Corp.	316,686
1,066	Canadian Apartment Properties REIT	25,773
14,770	Canadian Imperial Bank of Commerce	1,186,007
3,185	Canadian Natural Resources Ltd.	105,832
86,066	Centerra Gold, Inc.	445,132
12,110	EcoSynthetix, Inc. (7)	13,450
2,657	Enbridge, Inc.	139,041
12,923	First National Financial Corp.	241,751
3,226	Gildan Activewear, Inc.	102,248
1,969	Goldcorp, Inc.	37,076
1,856	IMAX Corp. (7)	69,340
2,247	Imperial Oil Ltd.	99,160
35,768	Lundin Mining Corp. (7)	172,664
1,725	Methanex Corp.	103,862
29,475	National Bank of Canada	1,190,971
4,334	Potash Corp. of Saskatchewan, Inc.	141,533
5,480	Quebecor, Inc. Class B	150,706
15,402	SunOpta, Inc. (7)	159,257
1,695	TELUS Corp.	58,626
256,198	Timmins Gold Corp. (7)	157,138
4,360	TransCanada Corp.	202,377
21,751	Trican Well Service Ltd.	91,944
25,327	Trinidad Drilling Ltd.	106,430
3,523	Veresen, Inc.	52,969

		7,175,292

	Chile - 0.0%
1,056	Sociedad Quimica y Minera de Chile S.A. ADR	23,063

	China - 3.3%
35,613	21Vianet Group, Inc. ADR (7)	732,559
36,115	AAC Technologies Holdings, Inc.	190,640
148,902	Agricultural Bank of China Ltd. Class H	83,829
2,457	Alibaba Group Holding Ltd. ADR (7)	199,730
19,193	Anhui Expressway Co., Ltd. Class H	16,576
33,000	ANTA Sports Products Ltd.	72,723
1,902	Baidu, Inc. ADR (7)	380,933
120,308	Bank of China Ltd. Class H	82,435
83,430	Bank of Communications Co., Ltd. Class H	85,521
24,398	China BlueChemical Ltd. Class H	10,866
90,354	China CITIC Bank Corp. Ltd. Class H	81,938
6,681	China CNR Corp. Ltd. Class H (1)(7)	13,646
26,301	China Coal Energy Co., Ltd. Class H	17,289
692,371	China Construction Bank Class H	672,108
22,435	China COSCO Holdings Co., Ltd. Class H (7)	20,627
119,228	China Everbright Bank Co., Ltd. Class H	80,782
425,470	China Lesso Group Holdings Ltd.	312,617
16,834	China Life Insurance Co., Ltd. Class H	81,700
36,240	China Longyuan Power Group Corp. Ltd. Class H	44,912
97,780	China Mengniu Dairy Co., Ltd.	495,173
59,400	China Minsheng Banking Corp. Ltd. Class H	86,734
17,160	China Molybdenum Co., Ltd. Class H	17,164
7,749	China Oilfield Services Ltd. Class H	15,910

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	China - 3.3% - (continued)
15,426	China Pacific Insurance Group Co., Ltd. Class H	$83,613
11,733	China Railway Group Ltd. Class H	16,466
33,969	China Shipping Container Lines Co., Ltd. Class H (7)	19,157
17,165	China Shipping Development Co., Ltd. Class H (7)	14,360
34,449	ChinaCache International Holdings Ltd.	485,386
18,707	CITIC Securities Co., Ltd. Class H	82,870
7,148	CSR Corp., Ltd. Class H	13,780
30,324	Dalian Port PDA Co., Ltd. Class H	16,510
27,903	Datang International Power Generation Co., Ltd. Class H	16,322
216,190	Dongfeng Motor Group Co., Ltd. Class H	359,169
38,286	E-House China Holdings Ltd. ADR	260,345
7,165	ENN Energy Holdings Ltd.	51,569
16,770	First Tractor Co., Ltd. Class H	15,098
72,810	Fosun International Ltd.	181,477
6,905	Great Wall Motor Co., Ltd. Class H	52,392
45,905	Guangzhou Automobile Group Co., Ltd. Class H	49,836
26,094	Haitong Securities Co., Ltd. Class H	85,225
3,952	Hollysys Automation Technologies Ltd.	86,825
970,480	Huadian Fuxin Energy Corp. Ltd. Class H	521,985
733,507	Industrial & Commercial Bank of China Ltd. Class H	636,289
5,754	Leju Holdings Ltd. ADR	60,590
228,212	Lenovo Group Ltd.	392,427
16,919	Luoyang Glass Co., Ltd. Class H (7)	13,636
877,630	Maoye International Holdings Ltd.	194,448
34,588	Metallurgical Corp. of China Ltd. Class H	20,411
26,670	Nanjing Panda Electronics Co., Ltd. Class H	31,105
1,986	NetEase, Inc. ADR	254,585
13,103	New China Life Insurance Co., Ltd. Class H	81,083
31,254	New Oriental Education & Technology Group, Inc. ADR (7)	799,790
1,600	Noah Holdings Ltd. ADR (7)	54,224
12,649	PetroChina Co., Ltd. Class H	16,314
21,160	Phoenix Healthcare Group Co., Ltd.	43,664
21,449	Phoenix New Media Ltd. ADR (7)	154,647
6,053	Ping An Insurance Group Co. of China Ltd. Class H	86,565
9,197	Qihoo 360 Technology Co., Ltd. ADR (7)	554,579
15,516	Shanghai Electric Group Co., Ltd. Class H	15,822
16,706	Shenzhen Expressway Co., Ltd. Class H	15,937
28,021	Sichuan Expressway Co., Ltd. Class H	15,363
29,647	Sinopec Oilfield Service Corp. Class H (7)	17,166
229,647	Sunny Optical Technology Group Co., Ltd.	511,035
129,457	TCL Communication Technology Holdings Ltd.	137,782
123,189	Tencent Holdings Ltd.	2,542,482
14,205	Tianjin Capital Environmental Protection Group Co., Ltd. Class H	14,908
5,103	Tsingtao Brewery Co., Ltd. Class H	32,420
7,522	Vipshop Holdings Ltd. ADR (7)	212,797
351,190	Xingda International Holdings Ltd.	114,067
15,438	Yanzhou Coal Mining Co., Ltd. Class H	15,437
704,208	Zhaojin Mining Industry Co., Ltd. Class H	506,213
19,166	Zhengzhou Coal Mining Machinery Group Co., Ltd. Class H	14,991

		13,769,574

The accompanying notes are an integral part of these financial statements.

67

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	Denmark - 0.2%
9,462	DSV A/S	$328,233
757	GronlandsBANKEN A/S	70,812
6,942	Jyske Bank AS (7)	339,942
19,212	Spar Nord Bank AS	207,598

		946,585

	Egypt - 0.2%
685,234	Centamin plc	669,244

	Finland - 0.0%
2,868	Elisa Oyj	87,862
1,658	Kemira Oyj	19,411
1,517	Tikkurila Oyj	31,244

		138,517

	France - 2.1%
31,693	Air France-KLM (7)	273,221
2,310	Airbus Group N.V.	160,088
514	Arkema S.A.	41,363
21,115	AXA S.A.	533,911
7,713	BNP Paribas S.A.	487,086
5,068	Carrefour S.A.	174,739
29,218	Cie de Saint-Gobain	1,327,873
39,121	Credit Agricole S.A.	608,658
34	Dassault Aviation S.A.	45,648
812	Essilor International S.A.	98,926
4,693	GDF Suez	95,486
77,022	Groupe Eurotunnel S.A.	1,234,859
37	Hermes International	13,954
1,118	Lafarge S.A.	81,575
1,408	Legrand S.A.	81,414
763	LVMH Moet Hennessy Louis Vuitton SE	133,423
1,793	Naturex	119,760
7,133	Rexel S.A.	134,433
1,605	Safran S.A.	117,273
51,711	Suez Environnement Co.	1,054,663
1,333	Technip S.A. (8)	90,874
1,712	Total S.A. ADR	92,619
219	Unibail-Rodamco SE REIT	60,468
14,867	Vallourec S.A.	350,576
19,057	Vinci S.A.	1,168,855

		8,581,745

	Germany - 1.9%
3,847	Bayerische Motoren Werke AG	453,810
2,431	Brenntag AG	145,862
11,812	Deutsche Annington Immobilien SE	396,471
269	Deutsche Euroshop AG	13,391
3,330	Deutsche Telekom AG	61,207
38,568	Deutsche Wohnen AG	1,011,626
5,194	E.ON SE	80,860
13,872	Freenet AG	449,316
834	HeidelbergCement AG	64,018
7,999	Hornbach Holding AG	707,846
1,047	K+S AG	34,132
10,974	LEG Immobilien AG (7)	851,442
585	Linde AG	114,315
12,702	Rheinmetall AG	650,315
3,457	Suedzucker AG	52,104
15,872	ThyssenKrupp AG	421,710
32,610	TUI AG	607,880
6,591	Volkswagen AG (Preference Shares)	1,696,824

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	Germany - 1.9% - (continued)
2,784	Zalando SE (1)(7)	$85,246

		7,898,375

	Greece - 1.3%
3,453	Aegean Airlines S.A.	29,079
945,440	Alpha Bank A.E. (7)	331,287
201,434	Ellaktor S.A. (7)	452,204
3,374,648	Eurobank Ergasias S.A. (7)	513,724
102,555	Frigoglass SAIC (7)	184,246
118,173	Grivalia Properties REIC	939,216
43,023	Hellenic Exchanges - Athens Stock Exchange S.A. Holding (7)	280,189
114,761	Hellenic Telecommunications Organization S.A. (7)	1,043,169
107,136	OPAP S.A.	958,489
957,147	Piraeus Bank S.A. (7)	427,173

		5,158,776

	Hong Kong - 1.1%
28,330	AIA Group Ltd.	188,408
109,674	Asian Citrus Holdings Ltd. (7)	12,594
13,961	ASM Pacific Technology Ltd.	155,822
53,000	Brilliance China Automotive Holdings Ltd.	99,467
11,800	Cheung Kong Infrastructure Holdings Ltd.	99,962
26,956	China Merchants Holdings International Co., Ltd.	122,290
69,000	China Overseas Land & Investment Ltd.	287,411
144,370	China Resources Gas Group Ltd.	501,375
203,450	China Unicom Hong Kong Ltd.	382,105
3,951	CK Hutchison Holdings Ltd.	85,706
8,970,360	G-Resources Group Ltd. (7)	295,510
168,000	Global Brands Group Holding Ltd. (7)	34,365
238,505	Guangdong Investment Ltd.	355,650
49,312	Hong Kong & China Gas Co., Ltd.	117,462
234,350	Huabao International Holdings Ltd.	263,232
7,821	Link REIT	48,514
8,330	MGM China Holdings Ltd.	15,724
736,270	Mongolian Mining Corp. (7)	41,187
32,950	Nine Dragons Paper Holdings Ltd.	26,901
317,000	Pacific Basin Shipping Ltd.	117,392
151,770	PAX Global Technology Ltd. (7)	220,491
89,510	Sands China Ltd.	364,878
3,861	Swire Pacific Ltd. Class A	52,074
1,114,518	Tongda Group Holdings Ltd.	199,097
418,570	Xinyi Glass Holdings Ltd.	278,930

		4,366,547

	Hungary - 0.0%
300	Wizz Air Holdings plc (1)(7)	6,562

	India - 2.9%
151,190	Apollo Tyres Ltd.	411,760
126,605	Arvind Ltd.	505,118
9,307	Bajaj Auto Ltd.	285,242
141,841	Bharat Heavy Electricals Ltd.	530,808
50,875	Bharat Petroleum Corp. Ltd.	611,729
13,882	Bharti Infratel Ltd.	87,709
30,804	Ceat Ltd.	368,691
112,630	Coal India Ltd.	641,439
15,506	Container Corp. Of India Ltd.	399,900
92,656	Engineers India Ltd.	266,957
112,332	Exide Industries Ltd.	302,865

The accompanying notes are an integral part of these financial statements.

68

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	India - 2.9% - (continued)
48,552	GAIL India Ltd.	$275,248
21,493	Gateway Distriparks Ltd.	119,059
198,525	Gujarat State Fertilisers & Chemicals Ltd.	238,886
64,464	HCL Technologies Ltd.	893,707
19,723	Idea Cellular Ltd.	54,224
46,549	Indian Oil Corp. Ltd.	264,316
16,282	Indraprastha Gas Ltd.	105,340
17,687	Infosys Ltd.	539,891
15,528	Ipca Laboratories Ltd.	156,781
82,356	IRB Infrastructure Developers Ltd.	301,941
532	MRF Ltd.	306,712
263,671	NTPC Ltd.	622,957
98,985	Oil & Natural Gas Corp. Ltd.	472,809
14,167	Oil India Ltd.	101,925
14,232	PC Jeweller Ltd.	76,464
168,000	Redington India Ltd.	315,104
55,047	Sun TV Network Ltd.	300,860
21,163	Tata Chemicals Ltd.	142,026
20,535	Tata Consultancy Services Ltd.	796,537
77,711	Tata Motors Ltd.	622,984
247,597	Tata Power Co., Ltd.	295,052
10,391	Tech Mahindra Ltd.	101,652
65,779	Wipro Ltd.	555,701

		12,072,394

	Indonesia - 0.1%
1,100,569	Bank Tabungan Pensiunan Nasional Tbk PT (7)	335,371
15,737	Bumitama Agri Ltd.	11,715
336,700	Telekomunikasi Indonesia Persero Tbk PT	67,717

		414,803

	Ireland - 1.1%
167,626	C&C Group plc	679,233
46,424	CRH plc	1,297,246
4,236	FBD Holdings plc	45,780
3,645	Fleetmatics Group Ltd. (7)	166,139
13,248	Greencore Group plc	71,891
397,639	Hibernia plc REIT	549,182
282,476	Irish Residential Properties plc REIT	339,064
372	Paddy Power plc	33,257
27,665	Permanent TSB Group Holdings plc (7)	155,318
35,629	Smurfit Kappa Group plc	1,090,834

		4,427,944

	Israel - 0.9%
13,430	Azrieli Group	579,390
92,145	Bezeq The Israeli Telecommunication Corp. Ltd.	174,527
20,717	Delek Automotive Systems Ltd.	251,613
133,298	Harel Insurance Investments & Financial Services Ltd.	622,708
686,894	Israel Discount Bank Ltd. Class A (7)	1,206,676
11,464	Teva Pharmaceutical Industries Ltd. ADR	692,655

		3,527,569

	Italy - 1.2%
45,986	Anima Holding S.p.A. (1)(7)	409,440
38,214	Assicurazioni Generali S.p.A.	746,670
9,359	Banca Generali S.p.A.	314,109
55,456	Banca Popolare dell-Emilia Romagna Scrl (7)	456,172
6,381	Buzzi Unicem S.p.A.	102,703

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	Italy - 1.2% - (continued)
18,452	De’ Longhi S.p.A.	$416,173
31,078	Enel Green Power S.p.A.	60,348
11,011	Eni S.p.A.	211,255
56,097	FinecoBank Banca Fineco S.p.A. (7)	423,491
60,760	Finmeccanica S.p.A. (7)	775,231
37,834	Pirelli & C. S.p.A.	654,599
10,549	Snam S.p.A.	54,951
51,544	Unipol Gruppo Finanziario S.p.A.	270,409

		4,895,551

	Japan - 6.4%
4,360	Aeon Delight Co., Ltd.	115,464
15,550	Aizawa Securities Co., Ltd.	106,153
5,430	Alps Electric Co., Ltd.	134,883
17,481	Amada Co., Ltd.	176,405
6,510	Amano Corp.	83,739
3,300	Asahi Group Holdings Ltd.	106,118
4,955	Asahi Kasei Corp.	46,659
7,400	Bandai Namco Holdings, Inc.	152,021
3,109	COOKPAD, Inc.	132,350
3,929	CyberAgent, Inc.	189,066
7,206	Daifuku Co., Ltd.	95,999
4,400	Daiichi Sankyo Co., Ltd.	76,422
3,560	Daiichikosho Co., Ltd.	114,816
1,477	Daito Trust Construction Co., Ltd.	171,998
4,000	Dena Co., Ltd.	79,904
7,220	Denso Corp.	358,442
1,878	Disco Corp.	171,024
1,340	East Japan Railway Co.	118,439
2,100	Eisai Co., Ltd.	139,981
220	Fast Retailing Co., Ltd.	86,654
6,600	Fuji Media Holdings, Inc.	92,398
101,370	Fujitsu Ltd.	671,916
5,840	Funai Electric Co., Ltd. (7)	68,991
30	GLP J-REIT	30,845
7,760	GMO Payment Gateway, Inc.	199,330
4,400	Hakuhodo DY Holdings, Inc.	47,087
3,610	HI-LEX Corp.	115,540
7,510	Hitachi Metals Ltd.	117,451
6,080	Hitachi Transport System Ltd.	98,054
12,650	Hosiden Corp.	74,005
3,875	Inaba Denki Sangyo Co., Ltd.	140,108
28,980	Inpex Corp.	363,708
2,881	Iriso Electronics Co., Ltd.	199,939
5,820	Japan Digital Laboratory Co., Ltd.	88,635
4,900	Japan Petroleum Exploration Co., Ltd.	188,627
8	Japan Retail Fund Investment Corp. REIT	17,031
3,920	JGC Corp.	81,579
2,050	JSR Corp.	34,968
17,451	Kakaku.com, Inc.	270,630
2,605	Kansai Electric Power Co., Inc. (7)	26,180
2,290	Kato Sangyo Co., Ltd.	48,471
15,500	KDDI Corp.	366,766
7,101	Kenedix, Inc.	28,277
1,052	Keyence Corp.	561,609
9,460	Kinden Corp.	132,872
6,404	Kubota Corp.	100,229
8,670	Kuroda Electric Co., Ltd.	155,859
6,520	Kyokuto Securities Co., Ltd.	97,456
5,755	Kyushu Electric Power Co., Inc. (7)	61,378
18,650	Leopalace21 Corp. (7)	107,563

The accompanying notes are an integral part of these financial statements.

69

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	Japan - 6.4% - (continued)
22,965	M3, Inc.	$433,935
2,220	Mabuchi Motor Co., Ltd.	132,929
16,800	Makino Milling Machine Co., Ltd.	153,445
3,560	Maruichi Steel Tube Ltd.	89,917
6,440	Medipal Holdings Corp.	87,858
6,400	Melco Holdings, Inc.	132,035
13,039	Minebea Co., Ltd.	199,929
4,810	Mitsubishi Chemical Holdings Corp.	29,948
34,160	Mitsubishi Electric Corp.	446,119
9,150	Mitsubishi Estate Co., Ltd.	215,366
51,280	Mitsubishi Gas Chemical Co., Inc.	286,541
11,200	Mitsubishi Heavy Industries Ltd.	62,056
33,060	Mitsubishi Materials Corp.	119,015
129,850	Mitsubishi UFJ Financial Group, Inc.	922,500
33,410	Mitsui Chemicals, Inc.	110,453
4,550	Mitsui Fudosan Co., Ltd.	134,882
35,700	Mitsui OSK Lines Ltd.	126,046
3,655	MonotaRO Co., Ltd.	125,761
5,806	Murata Manufacturing Co., Ltd.	818,147
11,990	NGK Insulators Ltd.	269,340
4,800	NGK Spark Plug Co., Ltd.	134,416
5,660	Nichicon Corp.	52,216
4,321	Nidec Corp.	323,231
5,633	Nintendo Co., Ltd.	945,781
4,600	Nippo Corp.	76,931
5,350	Nippon Ceramic Co., Ltd.	76,248
10,850	Nippon Express Co., Ltd.	62,284
2,205	Nippon Paint Holdings Co., Ltd.	73,862
2,980	Nippon Shokubai Co., Ltd.	41,144
10,560	Nippon Telegraph & Telephone Corp.	713,064
3,209	Nippon Telegraph & Telephone Corp. ADR	108,079
34,290	Nippon Television Holdings, Inc.	591,292
45,111	Nissan Motor Co., Ltd.	468,283
5,900	Nissin Kogyo Co., Ltd.	97,246
6,930	NSD Co., Ltd.	100,479
9,765	NTT DoCoMo, Inc.	172,962
2,962	Obic Co., Ltd.	123,902
2,100	Olympus Corp. (7)	75,621
400	Ono Pharmaceutical Co., Ltd.	43,352
11	Orix J, Inc. REIT	16,260
4,130	Pal Co., Ltd.	132,744
23,400	PanaHome Corp.	170,579
3,250	Paramount Bed Holdings Co., Ltd.	88,059
22,006	Rakuten, Inc.	384,455
9,400	Ricoh Co., Ltd.	97,146
4,656	Rohm Co., Ltd.	322,962
20,330	San-In Godo Bank Ltd.	194,554
3,360	Sankyo Co., Ltd.	127,265
22,074	SCREEN Holdings Co., Ltd.	149,852
2,981	SCSK Corp.	87,048
1,942	Sekisui House Ltd.	30,102
6,501	Seven & I Holdings Co., Ltd.	279,441
9,990	Shikoku Electric Power Co., Inc. (7)	135,285
980	Shin-Etsu Chemical Co., Ltd.	59,906
138,630	Shinsei Bank Ltd.	283,680
7,610	Shionogi & Co., Ltd.	250,861
42,000	Showa Denko KK	57,413
2,670	SoftBank Corp.	166,903
6,861	Sony Corp. (7)	207,420
32,140	Sony Financial Holdings, Inc.	576,994
4,900	Star Micronics Co., Ltd.	79,705

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	Japan - 6.4% - (continued)
39,929	Sumco Corp.	$602,456
19,080	Sumitomo Electric Industries Ltd.	269,565
15,320	Sumitomo Mitsui Financial Group, Inc.	668,942
2,740	Sumitomo Realty & Development Co., Ltd.	105,753
460	Sysmex Corp.	25,453
40,340	T&D Holdings, Inc.	582,097
6,900	Tachi-S Co., Ltd.	106,156
5,000	Taihei Dengyo Kaisha Ltd.	42,180
4,140	Taikisha Ltd.	111,136
2,265	Takeda Pharmaceutical Co., Ltd.	116,287
4,776	TDK Corp.	344,026
6,465	Tenma Corp.	104,607
5,921	THK Co., Ltd.	148,741
5,610	Tokai Rika Co., Ltd.	137,067
11,120	Tokio Marine Holdings, Inc.	453,315
9,930	Tokyo Gas Co., Ltd.	57,304
1,820	Tokyo Ohka Kogyo Co., Ltd.	56,648
5,600	Toyo Tire & Rubber Co., Ltd.	107,269
8,440	Toyota Industries Corp.	477,994
4,800	Toyota Motor Corp.	334,124
4,250	TS Tech Co., Ltd.	126,562
12,270	TV Asahi Holdings Corp.	226,409
7,960	Ushio, Inc.	104,384
4,680	Wellnet Corp.	104,725
4,020	Xebio Co., Ltd.	70,955
2,630	Yamato Holdings Co., Ltd.	58,862
3,880	Yamato Kogyo Co., Ltd.	91,288
13,340	Yamazen Corp.	118,679
6,325	Yondoshi Holdings, Inc.	138,979

		26,211,251

	Jersey - 0.2%
20,749	Glencore plc (7)	98,569
34,893	Highland Gold Mining Ltd.	25,174
10,569	Randgold Resources Ltd. ADR	805,041

		928,784

	Kenya - 0.0%
245,600	Safaricom Ltd.	45,174

	Luxembourg - 0.3%
41,062	BRAAS Monier Building Group S.A. (7)	1,127,372
6,870	SES S.A.	238,838

		1,366,210

	Malaysia - 0.4%
1,602,767	AirAsia Bhd	1,021,559
287,235	AMMB Holdings Bhd	521,671
4,615	Kuala Lumpur Kepong Bhd	28,711
28,000	Telekom Malaysia Bhd	58,141

		1,630,082

	Mauritius - 0.2%
962,100	CIEL Ltd.	190,189
73,522	MCB Group Ltd.	428,878
1,390,336	SBM Holdings Ltd.	37,882

		656,949

	Mexico - 0.0%
9,108	Corp. Inmobiliaria Vesta S.A.B. de C.V.	17,098
6,590	Mexichem S.A.B. de C.V.	18,852

		35,950

The accompanying notes are an integral part of these financial statements.

70

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	Netherlands - 1.5%
11,776	Akzo Nobel N.V.	$901,025
850	Cnova N.V. (7)	4,802
4,635	Constellium N.V. Class A (7)	85,145
65,749	Delta Lloyd N.V.	1,245,080
7,523	Heineken N.V.	592,647
850	IMCD Group N.V. (7)	31,835
68,760	ING Groep N.V. (7)	1,054,884
25,548	Koninklijke KPN N.V.	94,726
2,300	NXP Semiconductors N.V. (7)	221,076
17,067	Royal Dutch Shell plc Class A	538,127
23,312	Van Lanschot N.V.	509,121
270	Vastned Retail N.V. REIT	13,184
28,914	Wolters Kluwer N.V. (8)	936,743

		6,228,395

	Norway - 0.3%
6,080	Statoil ASA	128,898
226,569	Storebrand ASA (7)	801,080
7,969	Telenor ASA	179,981
1,392	TGS Nopec Geophysical Co. ASA	35,425
2,036	Yara International ASA	104,320

		1,249,704

	Panama - 0.0%
3,947	Avianca Holdings S.A. ADR	51,548

	Puerto Rico - 0.0%
2,640	Evertec, Inc.	54,727

	Romania - 0.0%
1,894	Electrica, S.A. GDR (1)(7)	22,728

	Singapore - 1.1%
109,203	Ascendas REIT	203,508
435,877	CapitaCommercial Trust REIT	557,307
7,583	CapitaLand Ltd.	21,102
13,326	First Resources Ltd.	17,872
92,653	Golden Agri-Resources Ltd.	29,311
383,055	Keppel REIT	356,075
39,532	Keppel DC REIT (7)	30,772
138,356	Mapletree Commercial Trust REIT	160,905
240,948	Singapore Exchange Ltd.	1,548,774
114,413	Suntec REIT	152,738
72,971	United Overseas Bank Ltd.	1,347,408
56,716	Wilmar International Ltd.	139,302

		4,565,074

	South Africa - 0.1%
21,787	Discovery Ltd.	241,782
1,028	Naspers Ltd. Class N	161,278

		403,060

	South Korea - 1.2%
24,098	BS Financial Group, Inc.	360,256
10,519	Daewoo International Corp.	306,869
2,898	Doosan Corp.	335,665
7,157	Doosan Heavy Industries & Construction Co., Ltd.	203,058
10,276	Hyundai Development Co-Engineering & Construction	546,991
3,019	Hyundai Home Shopping Network Corp.	379,577
2,774	Koh Young Technology, Inc.	114,493
32,107	Korea Electric Power Corp.	1,396,138
698	LG Chem Ltd.	176,321

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	South Korea - 1.2% - (continued)
2,880	LG Corp.	$178,702
28,366	LG Uplus Corp.	283,777
336	NAVER Corp.	203,172
3,537	Samsung Card Co., Ltd.	135,344
314	Samsung Electronics Co., Ltd.	411,922
3,327	Suprema, Inc. (7)	72,130

		5,104,415

	Spain - 0.5%
2,156	Almirall S.A. (7)	40,651
4,276	Gas Natural SDG S.A.	105,139
89,403	Iberdrola S.A.	598,400
12,690	Tecnicas Reunidas S.A.	590,257
52,144	Telefonica S.A.	793,654

		2,128,101

	Sweden - 0.2%
1,270	Arcam AB (7)	19,786
5,708	Avanza Bank Holding AB	245,894
2,870	BillerudKorsnas AB	49,680
1,813	Electrolux AB Series B	54,286
2,026	Fastighets AB Balder Class B (7)	36,114
4,814	Hennes & Mauritz AB Class B	191,389
4,557	Lundin Petroleum AB (7)	73,763
5,720	Svenska Cellulosa AB SCA Class B	144,687
9,836	TeliaSonera AB	61,152

		876,751

	Switzerland - 1.1%
10,094	ABB Ltd. ADR	219,746
529	Actelion Ltd.	69,606
546	Cie Financiere Richemont S.A.	48,667
56,278	EFG International AG (7)	826,047
34,176	Evolva Holding S.A. (7)	57,879
22,905	Gategroup Holding AG	802,823
994	Geberit AG	352,048
419	Holcim Ltd. (7)	33,658
9,820	Julius Baer Group Ltd. (7)	513,986
1,353	Mobimo Holding AG	301,904
3,902	PSP Swiss Property AG	363,949
372	Roche Holding AG	106,450
169	Swisscom AG	100,472
722	Syngenta AG	241,603
24,099	UBS Group AG (7)	481,434

		4,520,272

	Taiwan - 2.3%
48,400	Adlink Technology, Inc.	151,672
28,375	Advantech Co., Ltd.	233,746
102,105	Aerospace Industrial Development Corp. (7)	147,915
14,567	AIC, Inc.	84,668
32,276	Airtac International Group	263,841
137,222	Asia Cement Corp.	173,517
49,877	Catcher Technology Co., Ltd.	583,653
39,925	Chroma ATE, Inc.	96,161
58,959	Delta Electronics, Inc.	354,784
13,733	eMemory Technology, Inc.	155,072
133,345	Far Eastern New Century Corp.	146,467
9,080	Giant Manufacturing Co., Ltd.	78,316
53,991	Globalwafers Co., Ltd. (7)	167,459
7,590	Hermes Microvision, Inc.	533,712
27,300	Hon Hai Precision Industry Co., Ltd.	81,803

The accompanying notes are an integral part of these financial statements.

71

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	Taiwan - 2.3% - (continued)
42,151	Hota Industrial Manufacturing Co., Ltd.	$106,131
9,969	King Slide Works Co., Ltd.	156,791
149,935	King Yuan Electronics Co., Ltd.	136,294
5,052	Largan Precision Co., Ltd.	506,241
21,828	Merida Industry Co., Ltd.	163,547
16,595	PChome Online, Inc.	280,711
96,347	Primax Electronics Ltd.	126,847
78,061	Ruentex Industries Ltd.	191,662
21,176	Silergy Corp.	209,496
24,225	Sporton International, Inc.	137,352
36,870	Standard Foods Corp.	91,384
37,083	Superalloy Industrial Co., Ltd.	156,198
143,124	Taiwan Cement Corp.	203,260
61,970	Taiwan Fertilizer Co., Ltd.	113,974
554,503	Taiwan Semiconductor Manufacturing Co., Ltd.	2,669,528
96,177	Teco Electric and Machinery Co., Ltd.	93,379
167,984	Uni-President Enterprises Corp.	274,915
102,065	Vanguard International Semiconductor Corp.	156,744
67,161	WT Microelectronics Co., Ltd.	105,688
21,302	Yageo Corp.	43,800
65,879	Yulon Motor Co., Ltd.	85,967

		9,262,695

	Thailand - 0.2%
156,100	Charoen Pokphand Foods PCL	105,598
40,563	Delta Electronics Thailand PCL	102,746
108,863	Hana Microelectronics PCL	146,956
61,192	KCE Electronics PCL	100,239
232,527	Precious Shipping PCL	95,931
83,490	Total Access Communication PCL NVDR	219,319

		770,789

	Turkey - 0.1%
544,925	Turkiye Sinai Kalkinma Bankasi AS	411,337
20,670	Ulker Biskuvi Sanayi AS	157,945

		569,282

	United Arab Emirates - 0.0%
8,693	Emaar Malls Group PJSC (7)	7,591

	United Kingdom - 2.9%
111,454	Acacia Mining plc	494,300
3,517	Al Noor Hospitals Group plc	48,479
15,687	AstraZeneca plc	1,076,545
3,560	AstraZeneca plc ADR	243,789
4,216	B&M European Value Retail S.A.	19,514
14,289	BAE Systems plc	110,700
322,785	Balfour Beatty plc	1,202,022
6,799	BG Group plc	123,154
4,442	Big Yellow Group plc REIT	45,547
25,454	BP plc	183,584
8,095	British American Tobacco plc	444,768
1,751	Burberry Group plc	46,680
774	Derwent London plc REIT	40,740
2,851	Hammerson plc REIT	29,210
18,958	Hargreaves Lansdown plc	356,122
179,997	HSBC Holdings plc	1,798,080
12,351	Imperial Tobacco Group plc	603,105
5,537	Informa plc	47,156
183,704	Intu Properties plc REIT	963,716
11	Kennedy Wilson Europe Real Estate plc	189

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	United Kingdom - 2.9% - (continued)
25,571	Marks & Spencer Group plc	$216,548
6,397	Meggitt plc	51,697
12,565	National Grid plc	169,041
4,326	NMC Health plc	50,600
29,491	OM Asset Management plc	570,946
160,801	Petra Diamonds Ltd. (7)	385,663
8,218	Pets at Home Group plc	32,924
3,982	PureCircle Ltd. (7)	29,706
146,401	QinetiQ Group plc	453,109
2,206	Reckitt Benckiser Group plc	196,344
5,058	Rio Tinto plc	226,351
11,716	RPC Group plc	107,675
1,161	Shaftesbury plc REIT	14,931
11,903	Sky plc	196,256
2,892	Smith & Nephew plc	49,220
7,668	Spire Healthcare Group plc (1)(7)	37,554
57,131	Standard Chartered plc	935,360
4,319	Tate & Lyle plc	39,546
9,025	Tullow Oil plc	57,300
9,682	UBM plc	83,581
3,319	UNITE Group plc	30,517
1	Vodafone Group plc	4
339	Whitbread plc	27,221
2,128	Workspace Group plc REIT	27,476
4,608	WPP plc	107,465
5,066	Zegona Communications plc (7)	10,887

		11,985,322

	United States - 21.1%
1,620	Abbott Laboratories	75,200
860	Acadia Healthcare Co., Inc. (7)	58,910
569	Acadia Realty Trust REIT	17,582
2,580	Accenture plc Class A	239,037
127,780	ACCO Brands Corp. (7)	1,005,629
5,000	Achillion Pharmaceuticals, Inc. (7)	43,750
1,120	Acorda Therapeutics, Inc. (7)	33,678
1,790	Actavis plc (7)	506,319
1,700	Activision Blizzard, Inc.	38,785
442	Acuity Brands, Inc.	73,792
12,869	Adecoagro S.A. (7)	124,958
24,155	Advance Auto Parts, Inc.	3,454,165
976	AECOM (7)	30,803
14,304	Aetna, Inc.	1,528,668
1,330	Agilent Technologies, Inc.	55,022
730	Agios Pharmaceuticals, Inc. (7)	67,408
1,640	Akamai Technologies, Inc. (7)	120,999
282,784	Alacer Gold Corp. (7)	639,868
3,870	Alkermes plc (7)	214,282
3,830	Alleghany Corp. (7)	1,813,582
12,624	Allegheny Technologies, Inc.	429,090
968	Allegion plc	59,193
507	Alliance Data Systems Corp. (7)	150,736
1,555	Alliant Energy Corp.	94,031
1,030	Alnylam Pharmaceuticals, Inc. (7)	104,926
8,351	Altria Group, Inc.	417,968
2,395	Amazon.com, Inc. (7)	1,010,163
8,574	American International Group, Inc.	482,630
555	American Tower Corp. REIT	52,464
3,158	AMETEK, Inc.	165,542
1,079	Anadarko Petroleum Corp.	101,534
400	Analog Devices, Inc.	24,736

The accompanying notes are an integral part of these financial statements.

72

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	United States - 21.1% - (continued)
617	Andersons, Inc.	$26,340
4,482	Anthem, Inc.	676,468
1,961	Apache Corp.	134,132
13,585	Apple, Inc.	1,700,163
6,730	Applied Materials, Inc.	133,187
3,788	Archer-Daniels-Midland Co.	185,157
21,010	Arena Pharmaceuticals, Inc. (7)	91,604
1,740	Arista Networks, Inc. (7)	111,377
385	Arrow Electronics, Inc. (7)	22,988
650	athenahealth, Inc. (7)	79,729
1,505	Automatic Data Processing, Inc.	127,233
120	AutoZone, Inc. (7)	80,719
596	AvalonBay Communities, Inc. REIT	97,947
22,159	Avon Products, Inc.	181,039
1,138	Ball Corp.	83,541
560	Becton Dickinson and Co.	78,887
24,310	Belden, Inc.	2,040,824
490	Biogen, Inc. (7)	183,226
27,292	Bizlink Holding, Inc.	116,799
2,133	Boeing Co.	305,744
1,856	Boise Cascade Co. (7)	64,403
510	Boston Properties, Inc. REIT	67,478
10,480	Boston Scientific Corp. (7)	186,754
10,440	Bristol-Myers Squibb Co.	665,341
922	Cabot Corp.	39,406
2,525	Cabot Oil & Gas Corp.	85,395
2,149	Cameron International Corp. (7)	117,808
1,040	Cardinal Health, Inc.	87,714
2,445	Cardtronics, Inc. (7)	92,250
25,102	Carlisle Cos., Inc.	2,422,343
854	Caterpillar, Inc.	74,196
1,975	Celadon Group, Inc.	51,034
1,436	Celanese Corp. Series A	95,293
2,060	Celgene Corp. (7)	222,604
506	CF Industries Holdings, Inc.	145,460
122	Charter Communications, Inc. Class A (7)	22,821
4,638	Chevron Corp.	515,096
238	Chipotle Mexican Grill, Inc. (7)	147,879
240	Churchill Downs, Inc.	28,601
7,185	Ciena Corp. (7)	153,040
11,821	Cigna Corp.	1,473,369
396	Cimarex Energy Co.	49,262
21,585	Cisco Systems, Inc.	622,296
13,879	Citigroup, Inc.	740,028
3,745	Cobalt International Energy, Inc. (7)	40,071
6,195	Coca-Cola Co.	251,269
3,555	Cognizant Technology Solutions Corp. Class A (7)	208,110
4,854	Colfax Corp. (7)	240,710
7,165	Comcast Corp. Class A	413,324
5,086	ConocoPhillips Co.	345,441
1,910	Costco Wholesale Corp.	273,225
16,738	Coty, Inc. Class A (7)	400,206
1,748	Crown Holdings, Inc. (7)	94,846
40,252	CST Brands, Inc.	1,678,911
465	Curtiss-Wright Corp.	33,973
4,482	CVS Health Corp.	445,018
2,163	Cypress Semiconductor Corp. (7)	28,811
420	CyrusOne, Inc. REIT	13,642
822	D.R. Horton, Inc.	20,879
4,032	Danaher Corp.	330,140

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	United States - 21.1% - (continued)
7,560	Deltic Timber Corp.	$483,840
47,160	Dorian LPG Ltd. (7)	625,342
890	Douglas Emmett, Inc. REIT	25,365
1,137	Dover Corp.	86,094
3,023	Dow Chemical Co.	154,173
3,289	Dr Pepper Snapple Group, Inc.	245,294
1,914	DreamWorks Animation SKG, Inc. Class A (7)	49,879
2,464	DSW, Inc. Class A	89,369
2,488	Duke Energy Corp.	192,994
1,334	Duke Realty Corp. REIT	26,427
2,458	Eaton Corp. plc	168,938
845	eBay, Inc. (7)	49,230
1,645	Echo Global Logistics, Inc. (7)	47,540
497	Edison International	30,287
6,030	Eli Lilly & Co.	433,376
928	Energen Corp.	66,046
2,680	Envision Healthcare Holdings, Inc. (7)	101,733
708	EOG Resources, Inc.	70,057
1,315	Equifax, Inc.	127,463
610	Equity LifeStyle Properties, Inc. REIT	32,220
830	Equity Residential REIT	61,304
25,950	Era Group, Inc. (7)	575,571
328	Essex Property Trust, Inc. REIT	72,800
4,710	Estee Lauder Cos., Inc. Class A	382,876
2,687	Eversource Energy	131,018
1,000	Expedia, Inc.	94,230
483	Extra Space Storage, Inc. REIT	31,844
9,907	Exxon Mobil Corp.	865,575
935	F5 Networks, Inc. (7)	114,089
7,061	Facebook, Inc. Class A (7)	556,195
3,491	Federal Agricultural Mortgage Corp. Class C	109,757
272	Federal Realty Investment Trust REIT	36,358
1,727	FedEx Corp.	292,847
5,729	Financial Engines, Inc.	241,592
1,406	First Solar, Inc. (7)	83,896
41,380	Fiserv, Inc. (7)	3,211,088
29,440	Ford Motor Co.	465,152
1,948	Forest City Enterprises, Inc. Class A (7)	46,284
1,141	Fortune Brands Home & Security, Inc.	50,889
5,000	Freescale Semiconductor Holdings Ltd. (7)	195,450
3,740	Freshpet, Inc. (7)	81,083
26,300	GATX Corp.	1,430,720
864	General Dynamics Corp.	118,644
3,207	General Growth Properties, Inc. REIT	87,872
688	Genesee & Wyoming, Inc. Class A (7)	63,950
9,445	Genpact Ltd. (7)	206,468
3,590	Gilead Sciences, Inc. (7)	360,831
1,844	Google, Inc. Class A (7)	1,011,932
3,045	GoPro, Inc. Class A (7)	152,494
15,386	Graphic Packaging Holding Co.	216,943
14,761	Great Western Bancorp, Inc.	322,823
2,960	GrubHub, Inc. (7)	121,863
9,718	Halliburton Co.	475,696
6,866	Harley-Davidson, Inc.	385,938
3,223	HCA Holdings, Inc. (7)	238,534
1,537	HD Supply Holdings, Inc. (7)	50,721
1,250	Health Care REIT, Inc. REIT	90,025
807	Healthcare Trust of America, Inc. Class A, REIT	20,893
2,425	Heartland Payment Systems, Inc.	123,432

The accompanying notes are an integral part of these financial statements.

73

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	United States - 21.1% - (continued)
947	Heico Corp. Class A	$43,439
22,557	Herbalife Ltd. (7)	936,567
3,460	Hertz Global Holdings, Inc. (7)	72,106
1,045	Hess Corp.	80,360
118,750	Higher One Holdings, Inc. (7)	333,687
1,213	Hilton Worldwide Holdings, Inc. (7)	35,128
2,589	Honeywell International, Inc.	261,282
1,015	Hornbeck Offshore Services, Inc. (7)	23,193
4,140	Humana, Inc.	685,584
1,525	Huron Consulting Group, Inc. (7)	92,445
3,073	IDEX Corp.	230,506
3,341	Illinois Tool Works, Inc.	312,651
1,960	IMS Health Holdings, Inc. (7)	54,076
1,280	Incyte Corp. (7)	124,365
4,704	Infra, Inc. REIT (7)	146,718
2,801	Ingersoll-Rand plc	184,418
905	Ingredion, Inc.	71,857
14,497	Intel Corp.	471,877
5,964	International Paper Co.	320,386
3,954	Interpublic Group of Cos., Inc.	82,401
5,017	Ironwood Pharmaceuticals, Inc. (7)	68,532
789	J.B. Hunt Transport Services, Inc.	68,801
2,220	Johnson & Johnson	220,224
160	Jones Lang LaSalle, Inc.	26,570
7,923	JP Morgan Chase & Co.	501,209
488	Kansas City Southern	50,015
2,200	KBR, Inc.	38,434
939	Kennedy-Wilson Holdings, Inc.	23,268
337	Kilroy Realty Corp. REIT	23,924
3,013	Kinder Morgan, Inc.	129,408
459	Kite Realty Group Trust REIT	12,026
4,540	Knight Transportation, Inc.	131,206
637	Kraft Foods Group, Inc.	53,986
2,081	Kroger Co.	143,402
4,368	Landstar System, Inc.	272,170
2,572	Las Vegas Sands Corp.	136,007
4,319	Liberty Global plc Class A (7)	225,193
55,717	Liberty Global plc Series C (7)	2,810,923
5,287	Liberty Interactive Corp. Class A (7)	152,054
775	Linear Technology Corp.	35,751
1,008	Lockheed Martin Corp.	188,093
3,092	Louisiana-Pacific Corp. (7)	47,122
6,102	Lowe’s Cos., Inc.	420,184
2,016	LyondellBasell Industries N.V. Class A	208,696
141	Macerich Co. REIT	11,528
2,905	Marathon Oil Corp.	90,345
2,475	Marketo, Inc. (7)	70,414
50,220	Maxim Integrated Products, Inc.	1,648,723
1,117	McDonald’s Corp.	107,846
485	McGraw Hill Financial, Inc.	50,585
1,260	McKesson Corp.	281,484
725	MeadWestvaco Corp.	35,380
3,763	Medicines Co. (7)	96,370
5,506	Medtronic plc	409,922
7,260	Merck & Co., Inc.	432,406
605	Microchip Technology, Inc.	28,831
960	MKS Instruments, Inc.	33,418
842	Mohawk Industries, Inc. (7)	146,087
13,595	Mondelez International, Inc. Class A	521,640
3,237	Monsanto Co.	368,889
2,040	Monster Beverage Corp. (7)	279,704

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	United States - 21.1% - (continued)
437	Moog, Inc. Class A (7)	$30,538
3,566	Mosaic Co.	156,904
17,140	Motorola Solutions, Inc.	1,024,115
2,920	Mylan N.V. (7)	210,999
1,457	NACCO Industries, Inc. Class A	71,364
2,024	National CineMedia, Inc.	30,846
1,391	National Oilwell Varco, Inc.	75,684
478	Netflix, Inc. (7)	266,007
3,325	NextEra Energy, Inc.	335,592
2,362	Nielsen N.V.	106,148
5,535	Nimble Storage, Inc. (7)	135,386
1,661	Norwegian Cruise Line Holdings Ltd. (7)	80,575
9,741	Nu Skin Enterprises, Inc. Class A	550,854
830	Occidental Petroleum Corp.	66,483
3,960	OGE Energy Corp.	129,413
3,835	OMNOVA Solutions, Inc. (7)	30,642
10,240	Owens Corning	395,878
1,477	Owens-Illinois, Inc. (7)	35,315
358	Packaging Corp. of America	24,770
1,390	Paramount Group, Inc. REIT	25,465
100	Party City Holdco, Inc. (7)	2,079
5,185	Patterson-UTI Energy, Inc.	115,885
708	Pebblebrook Hotel Trust REIT	30,402
3,891	Pentair plc	241,826
4,939	PepsiCo, Inc.	469,798
873	PG&E Corp.	46,199
2,725	Phillips 66	216,120
1,518	Physicians Realty Trust REIT	25,199
503	Pioneer Natural Resources Co.	86,908
39,703	Post Holdings, Inc. (7)	1,863,659
1,140	Power Integrations, Inc.	56,419
391	Public Storage REIT	73,473
1,070	Quintiles Transnational Holdings, Inc (7)	70,492
167	Raytheon Co.	17,368
1,065	Regeneron Pharmaceuticals, Inc. (7)	487,195
2,009	Reliance Steel & Aluminum Co.	130,022
1,146	Retail Properties of America, Inc. Class A, REIT	17,316
4,612	Rock-Tenn Co. Class A	290,464
807	Rogers Corp. (7)	58,677
79,330	Samsonite International S.A.	289,330
4,358	Schlumberger Ltd.	412,310
42,691	Scorpio Bulkers, Inc. (7)	102,885
145,615	Scorpio Tankers, Inc.	1,360,044
12,980	SEACOR Holdings, Inc. (7)	943,127
790	Seattle Genetics, Inc. (7)	27,129
339	Sherwin-Williams Co.	94,242
1,074	Signet Jewelers Ltd.	144,056
438	Simon Property Group, Inc. REIT	79,493
542	SL Green Realty Corp. REIT	66,319
10,467	Spirit Aerosystems Holdings, Inc. Class A (7)	532,666
2,528	St. Jude Medical, Inc.	177,086
2,886	Starbucks Corp.	143,088
211	Starwood Hotels & Resorts Worldwide, Inc.	18,135
994	Strategic Hotels & Resorts, Inc. REIT (7)	11,630
1,310	Stryker Corp.	120,834
1,995	SunEdison Semiconductor Ltd. (7)	44,548
13,950	Symantec Corp.	347,704
250	Synageva BioPharma Corp. (7)	22,990
439	Teledyne Technologies, Inc. (7)	46,082
7,139	Tesco Corp.	91,808

The accompanying notes are an integral part of these financial statements.

74

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 59.3% - (continued)
	United States - 21.1% - (continued)
805	Tesla Motors, Inc. (7)	$181,970
10,516	Textron, Inc.	462,494
830	Thermo Fisher Scientific, Inc.	104,314
2,177	Time Warner Cable, Inc.	338,567
1,301	TreeHouse Foods, Inc. (7)	105,719
2,375	Tuesday Morning Corp. (7)	37,572
8,607	Twenty-First Century Fox, Inc. Class A	293,327
1,651	Tyson Foods, Inc. Class A	65,214
1,949	UGI Corp.	67,845
950	Ultragenyx Pharmaceutical, Inc. (7)	53,608
6,922	United Continental Holdings, Inc. (7)	413,520
2,200	United Technologies Corp.	250,250
12,955	UnitedHealth Group, Inc.	1,443,187
2,344	Valero Energy Corp.	133,374
1,380	Vantiv, Inc. Class A (7)	53,958
1,422	Varian Medical Systems, Inc. (7)	126,345
208	Ventas, Inc. REIT	14,331
5,335	VeriFone Systems, Inc. (7)	190,833
2,648	Verizon Communications, Inc.	133,565
1,557	Vertex Pharmaceuticals, Inc. (7)	191,947
7,273	Visa, Inc. Class A	480,382
1,225	WageWorks, Inc. (7)	61,740
1,940	Walgreens Boots Alliance, Inc.	160,884
2,769	Walt Disney Co.	301,046
3,656	Wayfair, Inc. Class A (7)	117,431
38,080	Wells Fargo & Co.	2,098,208
1,696	WESCO International, Inc. (7)	122,349
1,045	Western Digital Corp.	102,138
482	Westlake Chemical Corp.	37,586
1,295	WEX, Inc. (7)	145,959
525	Weyerhaeuser Co. REIT	16,543
271	Whirlpool Corp.	47,588
1,309	Whiting Petroleum Corp. (7)	49,624
650	Workday, Inc. Class A (7)	59,286
2,083	Wyndham Worldwide Corp.	177,888
22,542	XL Group plc	835,857
1,145	Zillow Group, Inc. Class A (7)	111,798
872	Zimmer Holdings, Inc.	95,780
599	Zoetis, Inc.	26,608
3,937	zulily, Inc. Class A (7)	49,075

		87,047,856

	Total Common Stocks (cost $219,422,736)	$244,825,316

EXCHANGE TRADED FUNDS - 4.8%
	Other Investment Pools & Funds - 4.8%
14,115	iShares MSCI EAFE ETF	$938,789
4,693	iShares MSCI Japan ETF	60,352
638,120	PowerShares Senior Loan Portfolio	15,429,742
56,600	SPDR Barclays Convertible Securities ETF	2,737,742
4,510	SPDR S&P 500 ETF Trust	940,425

	Total Exchange Traded Funds (cost $20,032,131)	$20,107,050

Shares or Principal Amount		Market Value*
PREFERRED STOCKS - 0.1%
	United States - 0.1%
4,710	Nutanix, Inc. (7)(8)(9)	$83,791
1,745	Pinterest, Inc. Series G (7)(8)(9)	56,374
4,556	Uber Technologies, Inc. (7)(8)(9)	136,615

	Total Preferred Stocks (cost $196,412)	$276,780

WARRANTS - 0.1%
	British Virgin Islands - 0.0%
69,500	Atlas Mara Ltd. (7)	$34,750

	China - 0.1%
24,500	Hangzhou HIK-Vision Digital-A Technology Co., Ltd.	129,357

	Greece - 0.0%
182,448	Alpha Bank A.E. (7)	106,528

	Total Warrants (cost $445,069)	$270,635

	Total Long-Term Investments (cost $343,052,352)	$366,015,017

SHORT-TERM INVESTMENTS - 15.4%
	Other Investment Pools & Funds - 15.4%
63,455,020	Federated Prime Obligations Fund	$63,455,020

	Total Short-Term Investments (cost $63,455,020)	$63,455,020

Total Investments Excluding Purchased Options (cost $406,507,372)	104.0%	$429,470,037

Total Purchased Options (cost $518,651)	0.0%	$125,469

Total Investments (cost $407,026,023) ^	104.0%	$429,595,506
Other Assets and Liabilities	(4.0)%	(16,698,115)

Total Net Assets	100.0%	$412,897,391

The accompanying notes are an integral part of these financial statements.

75

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2014, the Fund invested 3.3% of its total assets in the Subsidiary.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $408,892,305 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$36,971,330
Unrealized Depreciation	(16,268,129)

Net Unrealized Appreciation	$20,703,201

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $9,777,796, which represents 2.4% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $21,839,720, which represents 5.3% of total net assets.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(6)	Represents or includes a TBA transaction.

(7)	Non-income producing.

(8)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2014	4,710	Nutanix, Inc. Preferred	$63,097
03/2015	1,745	Pinterest, Inc. Series G Preferred	62,638
09/2014	1,333	Technip S.A.	91,160
06/2014	4,556	Uber Technologies, Inc. Preferred	70,677
05/2013	28,914	Wolters Kluwer N.V.	618,570

			$906,142

At April 30, 2015, the aggregate value of these securities were $1,304,397, which represents 0.3% of total net assets.

(9)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $276,780, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

76

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value*	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Brent Crude Oil Option	DEUT	150.00 USD	08/11/15	USD	1,355,000,000	$1,355	$41,327	$(39,972)
Brent Crude Oil Option	DEUT	150.00 USD	11/10/15	USD	1,407,900	70	40,125	(40,055)
Platinum Option	GSC	1,300.00 USD	06/15/15	USD	1,147	905	55,629	(54,724)
USD Call/HKD Put Option	DEUT	7.83 USD	03/01/16	USD	10,514,681	10,799	14,721	(3,922)

Total Calls					1,366,923,728	$13,129	$151,802	$(138,673)

Puts
USD Put/CNY Call Option	DEUT	6.15 USD	11/17/16	USD	18,308,748	$39,657	$120,838	$(81,181)

Total purchased option contracts					1,385,232,476	$52,786	$272,640	$(219,854)

OTC Swaption Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value*	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
Interest Rate Swaption USD	BOA	0.68%	01/24/17	JPY	1,002,640,000	$54,063	$182,113	$128,050

Total purchased swaption contracts					1,002,640,000	$54,063	$182,113	$(128,050)

OTC Swaption Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value*	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Interest Rate Swaption USD	BNP	2.67% USD	04/14/25	USD	(275,000)	$(36,777)	$(40,315)	$3,538

Written swaption contracts:
Puts
Interest Rate Swaption USD	BNP	2.67% USD	04/14/25	USD	(275,000)	$(41,248)	$(40,315)	$(933)

Total written swaption contracts					(550,000)	$(78,025)	$(80,630)	$2,605

Exchange Traded Option Contracts Outstanding at April 30, 2015
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value*	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Cocoa Future Option	3,150.00 USD	08/07/15	USD	380	$18,620	$63,898	$(45,278)

Total purchased option contracts				380	$18,620	$63,898	$(45,278)

The accompanying notes are an integral part of these financial statements.

77

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Futures Contracts Outstanding at April 30, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
Long position contracts:
DAX Index Future	5	06/19/2015	$1,684,563	$1,612,623	$(71,940)
Euro-BOBL Future	11	06/08/2015	1,568,642	1,562,636	(6,006)
Euro-BUND Future	131	06/08/2015	22,948,309	22,909,414	(38,895)
Euro-Schatz Future	8	06/08/2015	985,019	985,146	127
Gold 100oz Future	4	06/26/2015	460,299	472,960	12,661
Japan 10-Year Bond Future	19	06/11/2015	23,189,920	23,282,069	92,149
OMX Stockholm 30 Index	175	05/15/2015	3,377,272	3,238,039	(139,233)
Short Gilt Future	1	06/26/2015	161,529	161,420	(109)
U.S. Treasury 10-Year Note Future	54	06/19/2015	6,926,351	6,932,250	5,899
U.S. Treasury 5-Year Note Future	147	06/30/2015	17,574,930	17,659,523	84,593
U.S. Treasury CME Ultra Long Term Bond Future	53	06/19/2015	8,922,984	8,718,501	(204,483)
U.S. Treasury Long Bond Future	8	06/19/2015	1,306,339	1,276,750	(29,589)

Total					$(294,826)

Short position contracts:
10-Year Mini JGB Future	2	06/10/2015	$248,276	$247,997	$279
Australian 10-Year Bond Future	80	06/15/2015	7,975,526	7,885,753	89,773
Australian SPI 200 Index Future	64	06/18/2015	7,264,625	7,156,235	108,390
Canadian Government 10-Year Bond Future	32	06/19/2015	3,620,415	3,565,832	54,583
Long Gilt Future	47	06/26/2015	8,607,554	8,582,741	24,813
S&P 500 (E-Mini) Future	37	06/19/2015	3,876,265	3,845,965	30,300
SGX FTSE China A50 Index Future	122	05/28/2015	1,734,396	1,708,610	25,786
U.S. Treasury 2-Year Note Future	25	06/30/2015	5,485,115	5,481,640	3,475

Total					$337,399

Total futures contracts					$42,573

TBA Sale Commitments Outstanding at April 30, 2015

Description	Principal Amount	Maturity Date	Market Value*	Unrealized Appreciation/ (Depreciation)
FHLMC, 4.00%	$1,550,000	05/01/2045	$1,653,996	$(1,308)
FHLMC, 4.50%	1,600,000	05/01/2045	1,739,600	(2,350)
FHLMC, 5.00%	800,000	05/01/2045	888,659	106
FNMA, 3.00%	1,200,000	05/01/2030	1,255,725	736
FNMA, 3.00%	2,975,000	05/01/2045	3,027,126	6,616
FNMA, 4.00%	3,050,000	05/01/2045	3,259,152	1,071
FNMA, 4.50%	1,300,000	06/01/2045	1,413,242	(2,133)
GNMA, 3.00%	400,000	05/01/2045	411,273	1,789
GNMA, 3.50%	800,000	05/01/2045	843,156	672
GNMA, 3.50%	1,300,000	05/01/2045	1,371,398	2,336
GNMA, 4.00%	1,100,000	05/01/2045	1,175,410	(2,879)
GNMA, 4.50%	200,000	05/01/2045	220,352	(39)
GNMA, 4.50%	700,000	05/01/2045	758,543	(27)
GNMA, 5.00%	300,000	05/01/2045	335,387	(183)

Total			$18,353,019	$4,407

At April 30, 2015, the aggregate market value of these securities represents (4.4)% of total net assets.

The accompanying notes are an integral part of these financial statements.

78

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
Sell protection:
CDX.EM.23	BNP	USD	14,150,000	1.00%	06/20/20	$—	$(1,371,711)	$(1,253,956)	$117,755

Total traded indices						$—	$(1,371,711)	$(1,253,956)	$117,755

Credit default swaps on single-name issues:
Sell protection:
3M EURIBOR	GSC	EUR	425,000	1.00%/—%	06/20/20	$2,624	$—	$3,059	$435
Italy (Republic of)	JPM	USD	775,000	1.00%/1.02%	09/20/19	—	(5,083)	113	5,196

Total single-name issues						$2,624	$(5,083)	$3,172	$5,631

Total OTC contracts						$2,624	$(1,376,794)	$(1,250,784)	$123,386

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Centrally Cleared Credit Default Swap Contracts Outstanding April 30, 2015
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value*	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.24	USD	2,150,000	5.00%	06/20/20	$143,749	$162,233	$18,484

Total					$143,749	$162,233	$18,484

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
JPM	INR NSE Interbank Rate Offer	6.60% Fixed	INR	117,200,000	02/23/20	$—	$—	$(24,144)	$(24,144)

OTC Total Return Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
AK Holdings, Inc.	GSC	USD	48,965	(1M LIBOR + 0.55%	)	10/30/15	$—	$—	$(5,163)	$(5,163)
AK Holdings, Inc.	GSC	USD	84,294	(1M LIBOR + 0.55%	)	10/30/15	—	—	(8,888)	(8,888)
BGF Retail Co., Ltd.	GSC	USD	164,449	(1M LIBOR + 0.55%	)	10/30/15	—	—	12,274	12,274
BGF Retail Co., Ltd.	GSC	USD	71,526	(1M LIBOR + 0.55%	)	10/30/15	—	—	5,339	5,339

The accompanying notes are an integral part of these financial statements.

79

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Total Return Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
BGF Retail Co., Ltd.	GSC	USD	59,605	(1M LIBOR + 0.55%	)	10/30/15	$—	$—	$4,449	$4,449
BGF Retail Co., Ltd.	GSC	USD	23,842	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,780	1,780
BGF Retail Co., Ltd.	GSC	USD	23,027	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,719	1,719
BGF Retail Co., Ltd.	GSC	USD	20,480	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,529	1,529
BGF Retail Co., Ltd.	GSC	USD	15,691	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,165	1,165
BGF Retail Co., Ltd.	GSC	USD	5,604	(1M LIBOR + 0.55%	)	10/30/15	—	—	418	418
Bukwang Pharmaceutical Co.	GSC	USD	476	(1M LIBOR + 0.55%	)	10/30/15	—	—	(16)	(16)
Bukwang Pharmaceutical Co.	GSC	USD	476	(1M LIBOR + 0.55%	)	10/30/15	—	—	(16)	(16)
Bukwang Pharmaceutical Co.	GSC	USD	2,880	(1M LIBOR + 0.55%	)	10/30/15	—	—	(95)	(95)
Bukwang Pharmaceutical Co.	GSC	USD	2,904	(1M LIBOR + 0.55%	)	10/30/15	—	—	(96)	(96)
Bukwang Pharmaceutical Co.	GSC	USD	3,807	(1M LIBOR + 0.55%	)	10/30/15	2	—	(124)	(126)
Bukwang Pharmaceutical Co.	GSC	USD	6,902	(1M LIBOR + 0.55%	)	10/30/15	1	—	(227)	(228)
Bukwang Pharmaceutical Co.	GSC	USD	11,518	(1M LIBOR + 0.55%	)	10/30/15	3	—	(378)	(381)
Bukwang Pharmaceutical Co.	GSC	USD	13,298	(1M LIBOR + 0.55%	)	10/30/15	—	(1)	(431)	(430)
Bukwang Pharmaceutical Co.	GSC	USD	13,021	(1M LIBOR + 0.55%	)	10/30/15	—	—	(431)	(431)
Bukwang Pharmaceutical Co.	GSC	USD	18,163	(1M LIBOR + 0.55%	)	10/30/15	—	—	(601)	(601)
Bukwang Pharmaceutical Co.	GSC	USD	26,085	(1M LIBOR + 0.55%	)	10/30/15	4	—	(858)	(862)
Bukwang Pharmaceutical Co.	GSC	USD	27,422	(1M LIBOR + 0.55%	)	10/30/15	—	—	(907)	(907)
Bukwang Pharmaceutical Co.	GSC	USD	28,041	(1M LIBOR + 0.55%	)	10/30/15	—	—	(927)	(927)
Bukwang Pharmaceutical Co.	GSC	USD	31,826	(1M LIBOR + 0.55%	)	10/30/15	—	—	(1,052)	(1,052)
Bukwang Pharmaceutical Co.	GSC	USD	33,346	(1M LIBOR + 0.55%	)	10/30/15	3	—	(1,099)	(1,102)
Bukwang Pharmaceutical Co.	GSC	USD	33,681	(1M LIBOR + 0.55%	)	10/30/15	2	—	(1,112)	(1,114)
Bukwang Pharmaceutical Co.	GSC	USD	34,753	(1M LIBOR + 0.55%	)	10/30/15	1	—	(1,148)	(1,149)
Bukwang Pharmaceutical Co.	GSC	USD	40,889	(1M LIBOR + 0.55%	)	10/30/15	—	(1)	(1,346)	(1,345)
Bukwang Pharmaceutical Co.	GSC	USD	55,511	(1M LIBOR + 0.55%	)	10/30/15	—	—	(1,836)	(1,836)
CJ Hellovision Co., Ltd.	GSC	USD	4,376	(1M LIBOR + 0.55%	)	10/30/15	—	—	(110)	(110)
CJ Hellovision Co., Ltd.	GSC	USD	10,490	(1M LIBOR + 0.55%	)	10/30/15	—	—	(263)	(263)
CJ Hellovision Co., Ltd.	GSC	USD	14,187	(1M LIBOR + 0.55%	)	10/30/15	—	—	(356)	(356)
CJ Hellovision Co., Ltd.	GSC	USD	14,855	(1M LIBOR + 0.55%	)	10/30/15	—	—	(379)	(379)
CJ Hellovision Co., Ltd.	GSC	USD	18,897	(1M LIBOR + 0.55%	)	10/30/15	—	—	(474)	(474)
CJ Hellovision Co., Ltd.	GSC	USD	18,908	(1M LIBOR + 0.55%	)	10/30/15	—	—	(475)	(475)
CJ Hellovision Co., Ltd.	GSC	USD	22,694	(1M LIBOR + 0.55%	)	10/30/15	—	—	(570)	(570)
CJ Hellovision Co., Ltd.	GSC	USD	23,151	(1M LIBOR + 0.55%	)	10/30/15	—	—	(581)	(581)
CJ Hellovision Co., Ltd.	GSC	USD	23,463	(1M LIBOR + 0.55%	)	10/30/15	—	—	(598)	(598)
CJ Hellovision Co., Ltd.	GSC	USD	24,944	(1M LIBOR + 0.55%	)	10/30/15	—	—	(626)	(626)
CJ Hellovision Co., Ltd.	GSC	USD	37,850	(1M LIBOR + 0.55%	)	10/30/15	—	—	(950)	(950)
CJ Hellovision Co., Ltd.	GSC	USD	38,730	(1M LIBOR + 0.55%	)	10/30/15	—	—	(972)	(972)
CJ Hellovision Co., Ltd.	GSC	USD	42,839	(1M LIBOR + 0.55%	)	10/30/15	—	—	(1,075)	(1,075)
CJ Hellovision Co., Ltd.	GSC	USD	49,498	(1M LIBOR + 0.55%	)	10/30/15	—	—	(1,242)	(1,242)
CJ Hellovision Co., Ltd.	GSC	USD	57,783	(1M LIBOR + 0.55%	)	10/30/15	—	—	(1,450)	(1,450)
CJ O Shopping Co., Ltd.	GSC	USD	155,756	(1M LIBOR + 0.55%	)	10/30/15	—	—	12,874	12,874
CJ O Shopping Co., Ltd.	GSC	USD	88,413	(1M LIBOR + 0.55%	)	10/30/15	—	—	7,308	7,308
CJ O Shopping Co., Ltd.	GSC	USD	78,704	(1M LIBOR + 0.55%	)	10/30/15	—	—	6,505	6,505
CJ O Shopping Co., Ltd.	GSC	USD	52,883	(1M LIBOR + 0.55%	)	10/30/15	—	—	4,371	4,371
CJ O Shopping Co., Ltd.	GSC	USD	50,197	(1M LIBOR + 0.55%	)	10/30/15	—	—	4,149	4,149
CJ O Shopping Co., Ltd.	GSC	USD	43,794	(1M LIBOR + 0.55%	)	10/30/15	—	—	3,620	3,620
CJ O Shopping Co., Ltd.	GSC	USD	35,737	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,954	2,954
CJ O Shopping Co., Ltd.	GSC	USD	33,878	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,800	2,800
CJ O Shopping Co., Ltd.	GSC	USD	30,779	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,544	2,544
CJ O Shopping Co., Ltd.	GSC	USD	28,094	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,322	2,322
CJ O Shopping Co., Ltd.	GSC	USD	22,723	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,878	1,878
CJ O Shopping Co., Ltd.	GSC	USD	17,559	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,442	1,442
CJ O Shopping Co., Ltd.	GSC	USD	16,526	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,366	1,366
CJ O Shopping Co., Ltd.	GSC	USD	13,427	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,110	1,110
CJ O Shopping Co., Ltd.	GSC	USD	12,601	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,042	1,042
CJ O Shopping Co., Ltd.	GSC	USD	11,155	(1M LIBOR + 0.55%	)	10/30/15	—	—	922	922
CJ O Shopping Co., Ltd.	GSC	USD	9,916	(1M LIBOR + 0.55%	)	10/30/15	—	—	820	820
CJ O Shopping Co., Ltd.	GSC	USD	5,577	(1M LIBOR + 0.55%	)	10/30/15	—	—	461	461
CJ O Shopping Co., Ltd.	GSC	USD	1,653	(1M LIBOR + 0.55%	)	10/30/15	—	—	137	137

The accompanying notes are an integral part of these financial statements.

80

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Total Return Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
CJ O Shopping Co., Ltd.	GSC	USD	1,446	(1M LIBOR + 0.55%	)	10/30/15	$—	$—	$120	$120
CJ O Shopping Co., Ltd.	GSC	USD	413	(1M LIBOR + 0.55%	)	10/30/15	—	—	34	34
Daesang Corp.	GSC	USD	155,994	(1M LIBOR + 0.55%	)	10/30/15	—	—	22,922	22,922
Daesang Corp.	GSC	USD	135,933	(1M LIBOR + 0.55%	)	10/30/15	—	—	19,974	19,974
Daesang Corp.	GSC	USD	113,869	(1M LIBOR + 0.55%	)	10/30/15	—	—	16,732	16,732
Daesang Corp.	GSC	USD	94,601	(1M LIBOR + 0.55%	)	10/30/15	—	—	13,901	13,901
Daesang Corp.	GSC	USD	77,600	(1M LIBOR + 0.55%	)	10/30/15	—	—	11,403	11,403
Daesang Corp.	GSC	USD	60,410	(1M LIBOR + 0.55%	)	10/30/15	—	—	8,877	8,877
Daesang Corp.	GSC	USD	53,874	(1M LIBOR + 0.55%	)	10/30/15	—	—	7,917	7,917
Daesang Corp.	GSC	USD	38,385	(1M LIBOR + 0.55%	)	10/30/15	—	—	5,640	5,640
Daesang Corp.	GSC	USD	37,667	(1M LIBOR + 0.55%	)	10/30/15	—	—	5,535	5,535
Daesang Corp.	GSC	USD	302	(1M LIBOR + 0.55%	)	10/30/15	—	—	44	44
Dongsuh Co., Inc.	GSC	USD	88,844	(1M LIBOR + 0.55%	)	10/30/15	—	—	10,776	10,776
Dongsuh Co., Inc.	GSC	USD	48,009	(1M LIBOR + 0.55%	)	10/30/15	—	—	5,823	5,823
Dongsuh Co., Inc.	GSC	USD	42,021	(1M LIBOR + 0.55%	)	10/30/15	—	—	5,097	5,097
Dongsuh Co., Inc.	GSC	USD	35,896	(1M LIBOR + 0.55%	)	10/30/15	—	—	4,354	4,354
Dongsuh Co., Inc.	GSC	USD	35,675	(1M LIBOR + 0.55%	)	10/30/15	—	—	4,327	4,327
Dongsuh Co., Inc.	GSC	USD	30,792	(1M LIBOR + 0.55%	)	10/30/15	—	—	3,735	3,735
Dongsuh Co., Inc.	GSC	USD	29,909	(1M LIBOR + 0.55%	)	10/30/15	—	—	3,628	3,628
Dongsuh Co., Inc.	GSC	USD	28,860	(1M LIBOR + 0.55%	)	10/30/15	—	—	3,501	3,501
Dongsuh Co., Inc.	GSC	USD	28,805	(1M LIBOR + 0.55%	)	10/30/15	—	—	3,494	3,494
Dongsuh Co., Inc.	GSC	USD	27,591	(1M LIBOR + 0.55%	)	10/30/15	—	—	3,347	3,347
Dongsuh Co., Inc.	GSC	USD	25,936	(1M LIBOR + 0.55%	)	10/30/15	—	—	3,146	3,146
Dongsuh Co., Inc.	GSC	USD	24,722	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,999	2,999
Dongsuh Co., Inc.	GSC	USD	20,142	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,443	2,443
Dongsuh Co., Inc.	GSC	USD	20,086	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,436	2,436
Dongsuh Co., Inc.	GSC	USD	19,921	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,416	2,416
Dongsuh Co., Inc.	GSC	USD	17,548	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,128	2,128
Dongsuh Co., Inc.	GSC	USD	15,893	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,928	1,928
Dongsuh Co., Inc.	GSC	USD	11,147	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,352	1,352
Dongsuh Co., Inc.	GSC	USD	5,022	(1M LIBOR + 0.55%	)	10/30/15	—	—	609	609
Dongsuh Co., Inc.	GSC	USD	635	(1M LIBOR + 0.55%	)	10/30/15	—	—	77	77
E-Mart Co., Ltd.	GSC	USD	13,026	(1M LIBOR + 0.55%	)	10/30/15	—	—	(228)	(228)
E-Mart Co., Ltd.	GSC	USD	22,059	(1M LIBOR + 0.55%	)	10/30/15	—	—	(387)	(387)
E-Mart Co., Ltd.	GSC	USD	31,513	(1M LIBOR + 0.55%	)	10/30/15	—	—	(552)	(552)
E-Mart Co., Ltd.	GSC	USD	36,135	(1M LIBOR + 0.55%	)	10/30/15	—	—	(633)	(633)
E-Mart Co., Ltd.	GSC	USD	40,337	(1M LIBOR + 0.55%	)	10/30/15	—	—	(707)	(707)
E-Mart Co., Ltd.	GSC	USD	49,371	(1M LIBOR + 0.55%	)	10/30/15	—	—	(865)	(865)
E-Mart Co., Ltd.	GSC	USD	53,993	(1M LIBOR + 0.55%	)	10/30/15	—	—	(946)	(946)
E-Mart Co., Ltd.	GSC	USD	57,354	(1M LIBOR + 0.55%	)	10/30/15	—	—	(1,005)	(1,005)
E-Mart Co., Ltd.	GSC	USD	69,540	(1M LIBOR + 0.55%	)	10/30/15	—	—	(1,219)	(1,219)
E-Mart Co., Ltd.	GSC	USD	72,691	(1M LIBOR + 0.55%	)	10/30/15	—	—	(1,274)	(1,274)
E-Mart Co., Ltd.	GSC	USD	97,902	(1M LIBOR + 0.55%	)	10/30/15	—	—	(1,716)	(1,716)
E-Mart Co., Ltd.	GSC	USD	120,171	(1M LIBOR + 0.55%	)	10/30/15	—	—	(2,106)	(2,106)
E-Mart Co., Ltd.	GSC	USD	131,096	(1M LIBOR + 0.55%	)	10/30/15	—	—	(2,298)	(2,298)
Grand Korea Leisure Co., Ltd.	GSC	USD	207,944	(1M LIBOR + 0.55%	)	10/30/15	—	—	10,937	10,937
Grand Korea Leisure Co., Ltd.	GSC	USD	156,683	(1M LIBOR + 0.55%	)	10/30/15	—	—	8,241	8,241
Grand Korea Leisure Co., Ltd.	GSC	USD	123,544	(1M LIBOR + 0.55%	)	10/30/15	—	—	6,498	6,498
Grand Korea Leisure Co., Ltd.	GSC	USD	108,392	(1M LIBOR + 0.55%	)	10/30/15	—	—	5,701	5,701
Grand Korea Leisure Co., Ltd.	GSC	USD	99,723	(1M LIBOR + 0.55%	)	10/30/15	—	—	5,245	5,245
Grand Korea Leisure Co., Ltd.	GSC	USD	95,559	(1M LIBOR + 0.55%	)	10/30/15	—	—	5,026	5,026
Grand Korea Leisure Co., Ltd.	GSC	USD	41,466	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,181	2,181
Grand Korea Leisure Co., Ltd.	GSC	USD	26,620	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,400	1,400
Grand Korea Leisure Co., Ltd.	GSC	USD	16,825	(1M LIBOR + 0.55%	)	10/30/15	—	—	885	885
Green Cross Corp.	GSC	USD	58,717	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,311	2,311
Green Cross Corp.	GSC	USD	38,721	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,524	1,524
Green Cross Corp.	GSC	USD	28,406	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,118	1,118
Green Cross Corp.	GSC	USD	26,185	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,030	1,030

The accompanying notes are an integral part of these financial statements.

81

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Total Return Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
Green Cross Corp.	GSC	USD	24,756	(1M LIBOR + 0.55%	)	10/30/15	$—	$—	$974	$974
Green Cross Corp.	GSC	USD	23,011	(1M LIBOR + 0.55%	)	10/30/15	—	—	906	906
Green Cross Corp.	GSC	USD	22,852	(1M LIBOR + 0.55%	)	10/30/15	—	—	899	899
Green Cross Corp.	GSC	USD	22,376	(1M LIBOR + 0.55%	)	10/30/15	—	—	881	881
Green Cross Corp.	GSC	USD	21,106	(1M LIBOR + 0.55%	)	10/30/15	—	—	831	831
Green Cross Corp.	GSC	USD	20,154	(1M LIBOR + 0.55%	)	10/30/15	—	—	793	793
Green Cross Corp.	GSC	USD	18,726	(1M LIBOR + 0.55%	)	10/30/15	—	—	737	737
Green Cross Corp.	GSC	USD	18,409	(1M LIBOR + 0.55%	)	10/30/15	—	—	724	724
Green Cross Corp.	GSC	USD	12,378	(1M LIBOR + 0.55%	)	10/30/15	—	—	487	487
Green Cross Corp.	GSC	USD	9,204	(1M LIBOR + 0.55%	)	10/30/15	—	—	362	362
Green Cross Corp.	GSC	USD	9,204	(1M LIBOR + 0.55%	)	10/30/15	—	—	362	362
Green Cross Corp.	GSC	USD	8,570	(1M LIBOR + 0.55%	)	10/30/15	—	—	337	337
Green Cross Corp.	GSC	USD	5,237	(1M LIBOR + 0.55%	)	10/30/15	—	—	206	206
Green Cross Corp.	GSC	USD	4,920	(1M LIBOR + 0.55%	)	10/30/15	—	—	194	194
Green Cross Corp.	GSC	USD	1,746	(1M LIBOR + 0.55%	)	10/30/15	—	—	69	69
GS Home Shopping Inc.	GSC	USD	103,535	(1M LIBOR + 0.55%	)	10/30/15	—	—	11,609	11,609
GS Home Shopping Inc.	GSC	USD	98,929	(1M LIBOR + 0.55%	)	10/30/15	—	—	11,092	11,092
GS Home Shopping Inc.	GSC	USD	66,487	(1M LIBOR + 0.55%	)	10/30/15	—	—	7,455	7,455
GS Home Shopping Inc.	GSC	USD	25,433	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,852	2,852
GS Home Shopping Inc.	GSC	USD	20,026	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,245	2,245
GS Home Shopping Inc.	GSC	USD	17,623	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,976	1,976
GS Home Shopping Inc.	GSC	USD	10,414	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,168	1,168
Hanmi Pharmaceutical Co., Ltd.	GSC	USD	119,438	(1M LIBOR + 0.55%	)	10/30/15	—	—	86,353	86,353
Hanmi Pharmaceutical Co., Ltd.	GSC	USD	114,777	(1M LIBOR + 0.55%	)	10/30/15	—	—	82,923	82,923
Hanmi Pharmaceutical Co., Ltd.	GSC	USD	93,517	(1M LIBOR + 0.55%	)	10/30/15	10	—	67,597	67,587
Hanmi Pharmaceutical Co., Ltd.	GSC	USD	79,382	(1M LIBOR + 0.55%	)	10/30/15	—	—	57,460	57,460
Hanmi Pharmaceutical Co., Ltd.	GSC	USD	75,730	(1M LIBOR + 0.55%	)	10/30/15	—	—	54,779	54,779
Hanmi Pharmaceutical Co., Ltd.	GSC	USD	48,395	(1M LIBOR + 0.55%	)	10/30/15	—	—	34,965	34,965
Hanmi Pharmaceutical Co., Ltd.	GSC	USD	45,339	(1M LIBOR + 0.55%	)	10/30/15	—	—	32,756	32,756
Hanmi Pharmaceutical Co., Ltd.	GSC	USD	35,982	(1M LIBOR + 0.55%	)	10/30/15	—	(1)	25,930	25,931
Hanmi Pharmaceutical Co., Ltd.	GSC	USD	14,876	(1M LIBOR + 0.55%	)	10/30/15	—	—	10,804	10,804
Hanmi Pharmaceutical Co., Ltd.	GSC	USD	3,472	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,508	2,508
Hanmi Pharmaceutical Co., Ltd.	GSC	USD	817	(1M LIBOR + 0.55%	)	10/30/15	—	—	590	590
Hyundai Department Store Co., Ltd.	GSC	USD	33,516	(1M LIBOR + 0.55%	)	10/30/15	—	—	3,763	3,763
Hyundai Department Store Co., Ltd.	GSC	USD	256,070	(1M LIBOR + 0.55%	)	10/30/15	—	—	3,246	3,246
Hyundai Department Store Co., Ltd.	GSC	USD	242,635	(1M LIBOR + 0.55%	)	10/30/15	—	—	3,075	3,075
Hyundai Department Store Co., Ltd.	GSC	USD	96,866	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,228	1,228
Hyundai Department Store Co., Ltd.	GSC	USD	90,820	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,151	1,151
Hyundai Department Store Co., Ltd.	GSC	USD	59,382	(1M LIBOR + 0.55%	)	10/30/15	—	—	753	753
Hyundai Department Store Co., Ltd.	GSC	USD	47,022	(1M LIBOR + 0.55%	)	10/30/15	—	—	596	596
Hyundai Department Store Co., Ltd.	GSC	USD	34,259	(1M LIBOR + 0.55%	)	10/30/15	—	—	434	434
Hyundai Department Store Co., Ltd.	GSC	USD	33,722	(1M LIBOR + 0.55%	)	10/30/15	—	—	427	427
Kolon Industries, Inc.	GSC	USD	68,619	(1M LIBOR + 0.55%	)	10/30/15	—	—	22,964	22,964
Kolon Industries, Inc.	GSC	USD	47,387	(1M LIBOR + 0.55%	)	10/30/15	—	—	15,859	15,859
Kolon Industries, Inc.	GSC	USD	43,909	(1M LIBOR + 0.55%	)	10/30/15	—	—	14,694	14,694
Kolon Industries, Inc.	GSC	USD	39,979	(1M LIBOR + 0.55%	)	10/30/15	—	—	13,379	13,379
Kolon Industries, Inc.	GSC	USD	38,217	(1M LIBOR + 0.55%	)	10/30/15	—	—	12,790	12,790
Kolon Industries, Inc.	GSC	USD	37,946	(1M LIBOR + 0.55%	)	10/30/15	—	—	12,699	12,699
Kolon Industries, Inc.	GSC	USD	36,500	(1M LIBOR + 0.55%	)	10/30/15	—	—	12,215	12,215
Kolon Industries, Inc.	GSC	USD	29,002	(1M LIBOR + 0.55%	)	10/30/15	—	—	9,706	9,706
Kolon Industries, Inc.	GSC	USD	25,343	(1M LIBOR + 0.55%	)	10/30/15	—	—	8,481	8,481
Kolon Industries, Inc.	GSC	USD	22,677	(1M LIBOR + 0.55%	)	10/30/15	—	—	7,589	7,589
Kolon Industries, Inc.	GSC	USD	18,837	(1M LIBOR + 0.55%	)	10/30/15	—	—	6,304	6,304
Kolon Industries, Inc.	GSC	USD	15,630	(1M LIBOR + 0.55%	)	10/30/15	—	—	5,231	5,231
Kolon Industries, Inc.	GSC	USD	12,107	(1M LIBOR + 0.55%	)	10/30/15	—	—	4,052	4,052
Kolon Industries, Inc.	GSC	USD	11,068	(1M LIBOR + 0.55%	)	10/30/15	—	—	3,704	3,704
Kolon Industries, Inc.	GSC	USD	8,854	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,963	2,963
Kolon Industries, Inc.	GSC	USD	7,499	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,510	2,510

The accompanying notes are an integral part of these financial statements.

82

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Total Return Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
Kolon Industries, Inc.	GSC	USD	3,343	(1M LIBOR + 0.55%	)	10/30/15	$—	$—	$1,119	$1,119
Kolon Industries, Inc.	GSC	USD	3,162	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,058	1,058
Kolon Industries, Inc.	GSC	USD	2,123	(1M LIBOR + 0.55%	)	10/30/15	—	—	711	711
Kolon Industries, Inc.	GSC	USD	45	(1M LIBOR + 0.55%	)	10/30/15	—	—	15	15
Korea Zinc Co., Ltd.	GSC	USD	162,099	(1M LIBOR + 0.55%	)	10/30/15	—	—	26,566	26,566
Korea Zinc Co., Ltd.	GSC	USD	133,426	(1M LIBOR + 0.55%	)	10/30/15	—	—	21,867	21,867
Korea Zinc Co., Ltd.	GSC	USD	108,576	(1M LIBOR + 0.55%	)	10/30/15	—	—	17,794	17,794
Korea Zinc Co., Ltd.	GSC	USD	79,903	(1M LIBOR + 0.55%	)	10/30/15	—	—	13,095	13,095
Korea Zinc Co., Ltd.	GSC	USD	77,991	(1M LIBOR + 0.55%	)	10/30/15	—	—	12,782	12,782
Korea Zinc Co., Ltd.	GSC	USD	68,433	(1M LIBOR + 0.55%	)	10/30/15	—	—	11,215	11,215
Korea Zinc Co., Ltd.	GSC	USD	56,582	(1M LIBOR + 0.55%	)	10/30/15	—	—	9,273	9,273
Korea Zinc Co., Ltd.	GSC	USD	27,526	(1M LIBOR + 0.55%	)	10/30/15	—	—	4,511	4,511
KT Skylife Co., Ltd.	GSC	USD	1,034	(1M LIBOR + 0.55%	)	10/30/15	—	—	(26)	(26)
KT Skylife Co., Ltd.	GSC	USD	5,188	(1M LIBOR + 0.55%	)	10/30/15	—	—	(131)	(131)
KT Skylife Co., Ltd.	GSC	USD	10,309	(1M LIBOR + 0.55%	)	10/30/15	—	—	(260)	(260)
KT Skylife Co., Ltd.	GSC	USD	10,592	(1M LIBOR + 0.55%	)	10/30/15	—	—	(267)	(267)
KT Skylife Co., Ltd.	GSC	USD	10,843	(1M LIBOR + 0.55%	)	10/30/15	—	—	(273)	(273)
KT Skylife Co., Ltd.	GSC	USD	11,910	(1M LIBOR + 0.55%	)	10/30/15	—	—	(300)	(300)
KT Skylife Co., Ltd.	GSC	USD	13,595	(1M LIBOR + 0.55%	)	10/30/15	—	—	(342)	(342)
KT Skylife Co., Ltd.	GSC	USD	14,195	(1M LIBOR + 0.55%	)	10/30/15	—	—	(357)	(357)
KT Skylife Co., Ltd.	GSC	USD	18,199	(1M LIBOR + 0.55%	)	10/30/15	—	—	(458)	(458)
KT Skylife Co., Ltd.	GSC	USD	18,849	(1M LIBOR + 0.55%	)	10/30/15	—	—	(475)	(475)
KT Skylife Co., Ltd.	GSC	USD	20,334	(1M LIBOR + 0.55%	)	10/30/15	—	—	(512)	(512)
KT Skylife Co., Ltd.	GSC	USD	24,471	(1M LIBOR + 0.55%	)	10/30/15	—	—	(616)	(616)
KT Skylife Co., Ltd.	GSC	USD	25,772	(1M LIBOR + 0.55%	)	10/30/15	—	—	(649)	(649)
KT Skylife Co., Ltd.	GSC	USD	26,456	(1M LIBOR + 0.55%	)	10/30/15	—	—	(666)	(666)
KT Skylife Co., Ltd.	GSC	USD	32,378	(1M LIBOR + 0.55%	)	10/30/15	—	—	(815)	(815)
KT Skylife Co., Ltd.	GSC	USD	35,747	(1M LIBOR + 0.55%	)	10/30/15	—	—	(900)	(900)
KT Skylife Co., Ltd.	GSC	USD	50,310	(1M LIBOR + 0.55%	)	10/30/15	—	—	(1,267)	(1,267)
LG Corp.	GSC	USD	384,144	(1M LIBOR + 0.55%	)	10/30/15	—	—	47,835	47,835
LG Corp.	GSC	USD	97,003	(1M LIBOR + 0.55%	)	10/30/15	—	—	12,079	12,079
LG Corp.	GSC	USD	49,911	(1M LIBOR + 0.55%	)	10/30/15	—	—	6,215	6,215
LG Corp.	GSC	USD	167,752	(1M LIBOR + 0.55%	)	12/30/15	—	—	20,889	20,889
MSCI Daily TR Gross Emerging Markets South Africa	DEUT	USD	2,151,778	1M LIBOR - 0.20%		10/30/15	—	—	(116,057)	(116,057)
MSCI Daily TR Net Emerging Markets Chile	DEUT	USD	1,517,657	1M LIBOR - 0.10%		02/29/16	—	—	(74,835)	(74,835)
MSCI Daily TR World Gross Utilities Sector	GSC	USD	1,688,822	(1M LIBOR + 0.60%	)	04/29/16	—	—	19,915	19,915
MSCI United Arab Emirates Domestic Net TR	DEUT	USD	310,582	1M LIBOR - 0.69%		10/30/15	—	—	(47,350)	(47,350)
MSCI United Arab Emirates Domestic Net TR	DEUT	USD	487,905	1M LIBOR - 0.69%		10/30/15	—	—	(74,385)	(74,385)
NongShim Co., Ltd.	GSC	USD	48,961	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,951	1,951
NongShim Co., Ltd.	GSC	USD	46,546	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,855	1,855
NongShim Co., Ltd.	GSC	USD	35,568	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,417	1,417
NongShim Co., Ltd.	GSC	USD	31,836	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,269	1,269
NongShim Co., Ltd.	GSC	USD	25,688	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,024	1,024
NongShim Co., Ltd.	GSC	USD	25,469	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,015	1,015
NongShim Co., Ltd.	GSC	USD	25,249	(1M LIBOR + 0.55%	)	10/30/15	—	—	1,006	1,006
NongShim Co., Ltd.	GSC	USD	24,371	(1M LIBOR + 0.55%	)	10/30/15	—	—	971	971
NongShim Co., Ltd.	GSC	USD	20,858	(1M LIBOR + 0.55%	)	10/30/15	—	—	831	831
NongShim Co., Ltd.	GSC	USD	20,199	(1M LIBOR + 0.55%	)	10/30/15	—	—	805	805
NongShim Co., Ltd.	GSC	USD	15,369	(1M LIBOR + 0.55%	)	10/30/15	—	—	612	612
NongShim Co., Ltd.	GSC	USD	15,149	(1M LIBOR + 0.55%	)	10/30/15	—	—	604	604
NongShim Co., Ltd.	GSC	USD	10,978	(1M LIBOR + 0.55%	)	10/30/15	—	—	437	437
NongShim Co., Ltd.	GSC	USD	10,758	(1M LIBOR + 0.55%	)	10/30/15	—	—	429	429
NongShim Co., Ltd.	GSC	USD	10,539	(1M LIBOR + 0.55%	)	10/30/15	—	—	420	420
NongShim Co., Ltd.	GSC	USD	7,245	(1M LIBOR + 0.55%	)	10/30/15	—	—	289	289
S&P Retail Select Industry Index	GSC	USD	6,035,707	1M LIBOR - 0.90%		01/29/16	—	—	267,204	267,204
S&P Retail Select Industry Index	GSC	USD	413,072	1M LIBOR - 0.90%		01/29/16	—	—	16,806	16,806
Shinsegae Co., Ltd.	GSC	USD	126,863	(1M LIBOR + 0.55%	)	10/30/15	—	—	29,925	29,925
Shinsegae Co., Ltd.	GSC	USD	70,344	(1M LIBOR + 0.55%	)	10/30/15	—	—	16,593	16,593

The accompanying notes are an integral part of these financial statements.

83

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Total Return Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
Shinsegae Co., Ltd.	GSC	USD	36,768	(1M LIBOR + 0.55%	)	10/30/15	$—	$—	$8,673	$8,673
Shinsegae Co., Ltd.	GSC	USD	34,944	(1M LIBOR + 0.55%	)	10/30/15	—	—	8,243	8,243
Shinsegae Co., Ltd.	GSC	USD	34,033	(1M LIBOR + 0.55%	)	10/30/15	—	—	8,028	8,028
Shinsegae Co., Ltd.	GSC	USD	31,450	(1M LIBOR + 0.55%	)	10/30/15	—	—	7,419	7,419
Shinsegae Co., Ltd.	GSC	USD	29,475	(1M LIBOR + 0.55%	)	10/30/15	—	—	6,953	6,953
Shinsegae Co., Ltd.	GSC	USD	29,171	(1M LIBOR + 0.55%	)	10/30/15	—	—	6,881	6,881
Shinsegae Co., Ltd.	GSC	USD	25,676	(1M LIBOR + 0.55%	)	10/30/15	—	—	6,057	6,057
Shinsegae Co., Ltd.	GSC	USD	24,917	(1M LIBOR + 0.55%	)	10/30/15	—	—	5,878	5,878
SK Telecom Co., Ltd.	GSC	USD	213,764	(1M LIBOR + 0.55%	)	10/30/15	—	—	18,913	18,913
SK Telecom Co., Ltd.	GSC	USD	192,633	(1M LIBOR + 0.55%	)	10/30/15	—	—	17,043	17,043
SK Telecom Co., Ltd.	GSC	USD	131,453	(1M LIBOR + 0.55%	)	10/30/15	—	—	11,630	11,630
SK Telecom Co., Ltd.	GSC	USD	110,568	(1M LIBOR + 0.55%	)	10/30/15	—	—	9,782	9,782
SK Telecom Co., Ltd.	GSC	USD	71,992	(1M LIBOR + 0.55%	)	10/30/15	—	—	6,370	6,370
SKC Co., Ltd.	GSC	USD	192,470	(1M LIBOR + 0.55%	)	10/30/15	—	—	41,158	41,158
SKC Co., Ltd.	GSC	USD	119,427	(1M LIBOR + 0.55%	)	10/30/15	—	—	25,538	25,538
SKC Co., Ltd.	GSC	USD	73,238	(1M LIBOR + 0.55%	)	10/30/15	—	—	15,661	15,661
SKC Co., Ltd.	GSC	USD	46,059	(1M LIBOR + 0.55%	)	10/30/15	—	—	9,849	9,849
SKC Co., Ltd.	GSC	USD	45,863	(1M LIBOR + 0.55%	)	10/30/15	—	—	9,808	9,808
SKC Co., Ltd.	GSC	USD	40,428	(1M LIBOR + 0.55%	)	10/30/15	—	—	8,645	8,645
SKC Co., Ltd.	GSC	USD	29,458	(1M LIBOR + 0.55%	)	10/30/15	—	—	6,299	6,299
SKC Co., Ltd.	GSC	USD	25,520	(1M LIBOR + 0.55%	)	10/30/15	—	—	5,457	5,457
SKC Co., Ltd.	GSC	USD	13,411	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,868	2,868
SKC Co., Ltd.	GSC	USD	12,206	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,610	2,610
SKC Co., Ltd.	GSC	USD	1,204	(1M LIBOR + 0.55%	)	10/30/15	—	—	258	258
Yuhan Corp.	GSC	USD	63,061	(1M LIBOR + 0.55%	)	10/30/15	—	—	17,446	17,446
Yuhan Corp.	GSC	USD	51,258	(1M LIBOR + 0.55%	)	10/30/15	—	—	14,181	14,181
Yuhan Corp.	GSC	USD	51,090	(1M LIBOR + 0.55%	)	10/30/15	—	—	14,134	14,134
Yuhan Corp.	GSC	USD	49,741	(1M LIBOR + 0.55%	)	10/30/15	—	—	13,761	13,761
Yuhan Corp.	GSC	USD	44,008	(1M LIBOR + 0.55%	)	10/30/15	—	—	12,175	12,175
Yuhan Corp.	GSC	USD	43,671	(1M LIBOR + 0.55%	)	10/30/15	—	—	12,082	12,082
Yuhan Corp.	GSC	USD	35,746	(1M LIBOR + 0.55%	)	10/30/15	—	—	9,889	9,889
Yuhan Corp.	GSC	USD	35,071	(1M LIBOR + 0.55%	)	10/30/15	—	—	9,703	9,703
Yuhan Corp.	GSC	USD	22,763	(1M LIBOR + 0.55%	)	10/30/15	—	—	6,297	6,297
Yuhan Corp.	GSC	USD	15,512	(1M LIBOR + 0.55%	)	10/30/15	—	—	4,292	4,292
Yuhan Corp.	GSC	USD	11,803	(1M LIBOR + 0.55%	)	10/30/15	—	—	3,265	3,265
Yuhan Corp.	GSC	USD	10,454	(1M LIBOR + 0.55%	)	10/30/15	—	—	2,892	2,892

Total							$26	$(3)	$1,564,538	$1,564,515

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/29/15	GSC	$6,518,528	$6,634,802	$116,274
AUD	Buy	06/17/15	CBA	3,364,469	3,454,406	89,937
AUD	Sell	05/29/15	CBA	6,609,517	6,579,498	30,019
AUD	Sell	05/29/15	CBA	3,263,306	3,289,749	(26,443)
AUD	Sell	05/29/15	BOA	3,263,160	3,289,749	(26,589)
AUD	Sell	06/17/15	CBA	7,456,867	7,656,200	(199,333)
BRL	Buy	05/05/15	BOA	172,034	170,630	(1,404)
BRL	Buy	05/05/15	UBS	1,245,595	1,194,407	(51,188)
BRL	Sell	05/05/15	UBS	172,034	170,630	1,404
BRL	Sell	05/05/15	BOA	169,408	170,630	(1,222)
BRL	Sell	05/05/15	UBS	960,686	1,023,776	(63,090)
BRL	Sell	06/02/15	UBS	1,233,828	1,182,713	51,115
CAD	Buy	05/04/15	CBA	46,971	46,769	(202)
CAD	Buy	05/05/15	CBA	5,200	5,203	3

The accompanying notes are an integral part of these financial statements.

84

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
CAD	Buy	05/29/15	TDB	$3,299,093	$3,318,991	$19,898
CAD	Buy	05/29/15	BMO	3,299,645	3,318,992	19,347
CAD	Buy	05/29/15	CBA	6,506,517	6,505,422	(1,095)
CAD	Buy	06/17/15	TDB	1,955,867	2,043,404	87,537
CAD	Buy	06/17/15	RBC	1,669,385	1,752,673	83,288
CAD	Sell	05/05/15	CBA	46,923	46,947	(24)
CAD	Sell	06/17/15	JPM	412,640	431,542	(18,902)
CHF	Buy	06/17/15	CSFB	7,018,149	7,388,610	370,461
CHF	Sell	05/29/15	UBS	13,481,360	13,921,895	(440,535)
CHF	Sell	06/17/15	JPM	495,374	513,262	(17,888)
CHF	Sell	06/17/15	GSC	2,927,504	2,975,416	(47,912)
CLP	Buy	06/17/15	GSC	1,778,025	1,818,424	40,399
CLP	Sell	06/17/15	DEUT	458,653	473,739	(15,086)
CLP	Sell	06/17/15	SCB	458,438	473,741	(15,303)
CNY	Buy	06/17/15	BNP	1,298,455	1,288,401	(10,054)
CNY	Sell	06/17/15	HSBC	14,243,167	14,276,361	(33,194)
DKK	Buy	05/05/15	UBS	58,917	59,017	100
DKK	Buy	06/17/15	CBK	1,771,645	1,871,176	99,531
DKK	Buy	06/17/15	CBK	2,097,578	2,181,055	83,477
DKK	Sell	06/17/15	JPM	413,171	430,999	(17,828)
EUR	Buy	05/05/15	UBS	136,626	139,787	3,161
EUR	Buy	05/05/15	MSC	223,776	224,165	389
EUR	Buy	05/07/15	MSC	3,175	3,180	5
EUR	Buy	05/29/15	CBK	110,354	113,452	3,098
EUR	Buy	05/29/15	BMO	22,418	22,465	47
EUR	Buy	06/17/15	BNP	4,030,353	4,254,924	224,571
EUR	Buy	06/17/15	JPM	2,477,448	2,583,065	105,617
EUR	Buy	06/17/15	CBK	3,941,034	4,033,582	92,548
EUR	Buy	06/17/15	RBS	1,259,197	1,334,790	75,593
EUR	Buy	06/17/15	NAB	1,265,077	1,337,037	71,960
EUR	Buy	06/17/15	CSFB	915,123	961,768	46,645
EUR	Buy	06/17/15	BNY	158,265	168,534	10,269
EUR	Buy	06/17/15	RBC	91,030	94,379	3,349
EUR	Buy	06/18/15	CSFB	3,132,986	3,241,516	108,530
EUR	Sell	05/04/15	DEUT	57,072	57,391	(319)
EUR	Sell	05/05/15	DEUT	25,535	25,678	(143)
EUR	Sell	05/05/15	WEST	83,299	83,555	(256)
EUR	Sell	05/29/15	MSC	227,609	228,026	(417)
EUR	Sell	05/29/15	WEST	55,998	57,288	(1,290)
EUR	Sell	05/29/15	DEUT	18,282,824	18,903,758	(620,934)
EUR	Sell	06/17/15	MSC	295,197	303,361	(8,164)
EUR	Sell	06/17/15	CSFB	289,718	304,485	(14,767)
EUR	Sell	06/17/15	MSC	1,577,365	1,615,680	(38,315)
EUR	Sell	06/17/15	RBS	720,943	765,145	(44,202)
EUR	Sell	06/17/15	CBK	8,835,863	9,351,394	(515,531)
EUR	Sell	06/17/15	NAB	19,407,771	20,511,720	(1,103,949)
EUR	Sell	06/17/15	RBS	19,349,022	20,510,597	(1,161,575)
EUR	Sell	07/27/15	TDB	2,621,072	2,743,028	(121,956)
GBP	Buy	05/05/15	TDB	24,947	24,986	39
GBP	Buy	06/17/15	RBS	1,909,693	1,945,718	36,025
GBP	Buy	06/17/15	BCLY	1,911,666	1,947,253	35,587
GBP	Sell	05/01/15	HSBC	32,118	31,881	237
GBP	Sell	05/29/15	BMO	15,365	15,346	19
GBP	Sell	05/29/15	GSC	7,998,393	8,169,050	(170,657)
GBP	Sell	06/17/15	CBK	1,327,410	1,367,220	(39,810)
GBP	Sell	06/17/15	GSC	4,369,543	4,491,418	(121,875)
HKD	Buy	06/17/15	BNP	660,255	660,469	214
HKD	Sell	06/17/15	CBK	3,607,221	3,612,130	(4,909)

The accompanying notes are an integral part of these financial statements.

85

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
IDR	Buy	06/17/15	JPM	$1,065,071	$1,107,327	$42,256
IDR	Sell	06/17/15	DEUT	767,848	772,512	(4,664)
ILS	Buy	06/17/15	JPM	198,417	203,575	5,158
ILS	Sell	05/04/15	TDB	26,418	26,484	(66)
ILS	Sell	06/17/15	CBK	2,525,899	2,645,949	(120,050)
INR	Buy	06/17/15	JPM	2,415,012	2,404,103	(10,909)
INR	Sell	06/17/15	JPM	2,481,387	2,470,178	11,209
JPY	Buy	05/01/15	DEUT	24,150	24,105	(45)
JPY	Buy	05/07/15	HSBC	17,326	17,278	(48)
JPY	Buy	05/08/15	DEUT	26,301	26,197	(104)
JPY	Buy	06/17/15	NAB	2,071,545	2,089,438	17,893
JPY	Buy	06/17/15	BNP	330,840	331,065	225
JPY	Sell	05/08/15	DEUT	6,422	6,397	25
JPY	Sell	05/29/15	DEUT	2,231,944	2,222,545	9,399
JPY	Sell	05/29/15	MSC	6,520,028	6,532,488	(12,460)
JPY	Sell	06/17/15	GSC	1,795,498	1,791,079	4,419
JPY	Sell	06/17/15	DEUT	7,498,885	7,607,600	(108,715)
JPY	Sell	06/17/15	JPM	7,498,158	7,607,616	(109,458)
KRW	Buy	06/17/15	BOA	3,619,547	3,727,244	107,697
KRW	Buy	06/17/15	BNP	1,199,100	1,228,903	29,803
KRW	Sell	06/17/15	CBK	10,084,375	10,572,595	(488,220)
KRW	Sell	06/17/15	CBK	10,037,550	10,572,594	(535,044)
MUR	Buy	05/05/15	SSG	35,314	35,411	97
MUR	Sell	05/05/15	SSG	36,512	36,612	(100)
MXN	Buy	06/17/15	MSC	1,614,062	1,636,568	22,506
MXN	Buy	06/17/15	RBC	1,614,379	1,636,504	22,125
MXN	Sell	06/17/15	BOA	503,256	497,044	6,212
MYR	Sell	05/05/15	SSG	24,986	25,012	(26)
MYR	Sell	05/06/15	SSG	92,776	92,713	63
MYR	Sell	06/17/15	HSBC	857,006	898,302	(41,296)
NOK	Buy	06/17/15	CBK	13,374,741	14,336,522	961,781
NOK	Sell	06/17/15	JPM	661,666	704,240	(42,574)
NOK	Sell	06/17/15	RBS	572,135	623,339	(51,204)
NOK	Sell	06/17/15	DEUT	933,113	1,034,476	(101,363)
NZD	Sell	06/17/15	CBA	3,744,184	3,934,141	(189,957)
NZD	Sell	06/17/15	WEST	3,743,146	3,934,901	(191,755)
PEN	Sell	06/17/15	SSG	256,240	257,077	(837)
PEN	Sell	06/17/15	SCB	255,192	257,077	(1,885)
PLN	Buy	06/17/15	DEUT	993,606	1,027,804	34,198
PLN	Sell	06/17/15	JPM	313,809	338,626	(24,817)
PLN	Sell	06/17/15	BOA	313,101	338,626	(25,525)
SEK	Buy	06/17/15	CBK	7,074,578	7,335,536	260,958
SEK	Buy	06/17/15	BCLY	3,511,074	3,625,488	114,414
SEK	Buy	06/17/15	CBK	890,152	911,898	21,746
SEK	Sell	06/17/15	CSFB	909,656	923,668	(14,012)
SEK	Sell	06/17/15	JPM	1,154,768	1,198,126	(43,358)
SGD	Sell	06/17/15	BNP	914,656	947,610	(32,954)
SGD	Sell	06/17/15	JPM	916,883	961,202	(44,319)
SGD	Sell	06/17/15	JPM	2,605,139	2,740,897	(135,758)
TRY	Sell	05/05/15	TDB	20,405	20,393	12
TWD	Sell	06/17/15	CBK	3,624,073	3,750,963	(126,890)
ZAR	Buy	06/17/15	JPM	1,948,411	2,022,017	73,606
ZAR	Sell	06/17/15	JPM	911,808	946,254	(34,446)

Total						$(3,792,725)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

86

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korea Won
MUR	Mauritian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwanese Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
DAX	Deutscher Aktien Index
EAFE	Europe, Australasia and Far East
FTSE	Financial Times and Stock Exchange
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SGX	Singapore Exchange
SPI	Share Price Index

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
J-REIT	Japanese Real Estate Investment Trust
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

87

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$27,391,235	$—	$27,391,235	$—
Corporate Bonds	11,487,393	—	11,487,393	—
Foreign Government Obligations	30,692,935	—	30,692,935	—
U.S. Government Agencies	23,070,790	—	23,070,790	—
U.S. Government Securities	7,892,883	—	7,892,883	—
Common Stocks
Australia	2,539,491	796,098	1,743,393	—
Austria	985,159	951,885	33,274	—
Belgium	762,917	230,357	532,560	—
Bermuda	63,303	63,303	—	—
Brazil	165,940	165,940	—	—
British Virgin Islands	513,255	513,255	—	—
Canada	7,175,292	7,002,628	172,664	—
Chile	23,063	23,063	—	—
China	13,769,574	4,319,500	9,450,074	—
Denmark	946,585	70,812	875,773	—
Egypt	669,244	—	669,244	—
Finland	138,517	—	138,517	—
France	8,581,745	92,619	8,489,126	—
Germany	7,898,375	793,092	7,105,283	—
Greece	5,158,776	493,514	4,665,262	—
Hong Kong	4,366,547	12,594	4,353,953	—
Hungary	6,562	6,562	—	—
India	12,072,394	1,912,105	10,160,289	—
Indonesia	414,803	347,086	67,717	—
Ireland	4,427,944	1,255,483	3,172,461	—
Israel	3,527,569	944,268	2,583,301	—
Italy	4,895,551	—	4,895,551	—
Japan	26,211,251	108,079	26,103,172	—
Jersey	928,784	830,215	98,569	—
Kenya	45,174	45,174	—	—
Luxembourg	1,366,210	—	1,366,210	—
Malaysia	1,630,082	1,021,559	608,523	—
Mauritius	656,949	656,949	—	—
Mexico	35,950	35,950	—	—
Netherlands	6,228,395	2,097,059	4,131,336	—
Norway	1,249,704	—	1,249,704	—
Panama	51,548	51,548	—	—
Puerto Rico	54,727	54,727	—	—
Romania	22,728	—	22,728	—
Singapore	4,565,074	386,847	4,178,227	—
South Africa	403,060	—	403,060	—
South Korea	5,104,415	—	5,104,415	—
Spain	2,128,101	—	2,128,101	—
Sweden	876,751	—	876,751	—
Switzerland	4,520,272	1,080,448	3,439,824	—
Taiwan	9,262,695	323,657	8,939,038	—
Thailand	770,789	551,470	219,319	—
Turkey	569,282	—	569,282	—
United Arab Emirates	7,591	—	7,591	—
United Kingdom	11,985,322	2,305,152	9,680,170	—
United States	87,047,856	86,641,727	406,129	—
Exchange Traded Funds	20,107,050	20,107,050	—	—
Preferred Stocks	276,780	—	—	276,780
Warrants	270,635	141,278	129,357	—
Short-Term Investments	63,455,020	63,455,020	—	—
Purchased Options	125,469	18,620	106,849	—

Total	$429,595,506	$199,906,693	$229,412,033	$276,780

The accompanying notes are an integral part of these financial statements.

88

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

	Total	Level 1 (1)	Level 2 (1)	Level 3
Foreign Currency Contracts (2)	$3,656,495	$—	$3,656,495	$—
Futures Contracts (2)	532,828	532,828	—	—
Swaps - Credit Default (2)	141,870	—	141,870	—
Swaps - Total Return (2)	1,936,278	—	1,936,278	—

Total	$6,267,471	$532,828	$5,734,643	$—

Liabilities
Foreign Currency Contracts (2)	$(7,449,220)	$—	$(7,449,220)	$—
Futures Contracts (2)	(490,255)	(490,255)	—	—
Swaps - Interest Rate (2)	(24,144)	—	(24,144)	—
Swaps - Total Return (2)	(371,763)	—	(371,763)	—
TBA Sale Commitments	(18,353,019)	—	(18,353,019)	—
Written Options	(78,025)	—	(78,025)	—

Total	$(26,766,426)	$(490,255)	$(26,276,171)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $4,999,602 were transferred from Level 1 to Level 2, and investments valued at $8,717,582 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Preferred Stocks	Total
Beginning balance	$3,015,268	$120,397	$3,135,665
Purchases	428,385.00	62,638.00	491,023.00
Sales	(163,495.00)	—	(163,495.00)
Accrued discounts/(premiums)	3,015.00	—	3,015.00
Total realized gain/(loss)	(6,067.00)	—	(6,067.00)
Net change in unrealized appreciation/depreciation	(11,482.00)	93,745.00	82,263.00
Transfers into Level 3	—	—	—
Transfers out of Level 3	(3,265,624.00)	—	(3,265,624.00)

Ending balance	$—	$276,780	$276,780

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $93,745.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

89

Hartford Multi-Asset Income Fund

Diversification by Country

as of April 30, 2015 (Unaudited)

Country	Percentage of Net Assets
Argentina	0.3%
Australia	1.6
Bahamas	0.1
Belgium	0.6
Bermuda	0.1
Brazil	1.2
Canada	2.2
Cayman Islands	0.6
Chile	0.2
China	1.0
Colombia	0.7
Costa Rica	0.1
Cyprus	0.1
Czech Republic	0.3
Denmark	0.1
Dominican Republic	0.2
El Salvador	0.1
Finland	0.2
France	1.9
Gabon	0.1
Germany	0.5
Greece	0.1
Hong Kong	1.3
Hungary	0.2
India	0.4
Indonesia	0.8
Ireland	0.3
Israel	1.0
Italy	0.2
Japan	1.5
Luxembourg	3.6
Malaysia	0.1
Mexico	2.1
Montenegro	0.1
Netherlands	1.2
Norway	0.2
Panama	0.1
Peru	0.2
Poland	0.1
Puerto Rico	0.3
Romania	0.4
Russia	0.9
Singapore	0.2
South Africa	0.8
South Korea	0.3
Spain	2.2
Sweden	0.1
Switzerland	1.2
Taiwan	0.5
Thailand	0.1
Turkey	0.7
United Kingdom	3.4
United States	68.8
Uruguay	0.6
Other Assets & Liabilities	(6.2)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

90

Hartford Multi-Asset Income Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa/AAA	8.7%
Aa/AA	0.1
A	2.5
Baa/BBB	7.0
Ba/BB	20.7
B	17.4
Caa/CCC or Lower	9.7
Not Rated	3.9
Non-Debt Securities and Other Short-Term Instruments	36.2
Other Assets & Liabilities	(6.2)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Common Stocks	29.2%
Rights	0.0

Total	29.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	10.4%
Corporate Bonds	17.9
Foreign Government Obligations	6.8
Municipal Bonds	0.3
Senior Floating Rate Interests	26.5
U.S. Government Agencies	8.1

Total	70.0%

Short-Term Investments	7.0%
Purchased Options	0.0
Other Assets & Liabilities	(6.2)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

91

Hartford Multi-Asset Income Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 10.4%
		Asset-Backed - Finance & Insurance - 0.0%
		Lehman XS Trust
$	43,835	0.44%, 11/25/2035 (1)	$31,213

		Asset-Backed - Home Equity - 1.8%
		GSAA Home Equity Trust
	1,069,568	0.25%, 12/25/2046 (1)	628,867
	152,862	0.27%, 12/25/2036 (1)	74,416
	121,680	0.27%, 03/25/2037 (1)	65,843
	52,694	0.36%, 11/25/2036 (1)	28,596
	907,904	0.41%, 04/25/2047 (1)	601,197
	913,001	0.48%, 03/25/2036 (1)	653,060
	68,521	0.50%, 04/25/2047 (1)	45,735
	481,404	5.99%, 06/25/2036 (1)	278,983
		Renaissance Home Equity Loan Trust
	377,374	5.91%, 04/25/2037	215,132
		Soundview Home Loan Trust
	40,000	0.43%, 11/25/2036 (1)	27,568

			2,619,397

		Commercial Mortgage-Backed Securities - 0.6%
		Citigroup Commercial Mortgage Trust
	70,000	4.56%, 03/10/2047 (1)(2)	57,287
		Community or Commercial Mortgage Trust
	175,000	4.73%, 10/15/2045 (1)(2)	145,066
		GS Mortgage Securities Trust
	65,000	3.58%, 06/10/2047 (2)	48,276
	105,000	3.72%, 01/10/2047 (2)	66,187
		JP Morgan Chase Commercial Mortgage Securities Trust
	100,000	4.00%, 08/15/2046 (2)	93,484
		Morgan Stanley Bank of America Merrill Lynch Trust
	90,000	4.50%, 08/15/2045 (2)	70,871
		Morgan Stanley Capital I Trust
	90,000	5.36%, 07/15/2049 (1)(2)	82,469
		UBS-Barclays Commercial Mortgage Trust
	60,000	4.23%, 03/10/2046 (1)(2)	50,785
		Wells Fargo Commercial Mortgage Trust
	15,000	4.11%, 05/15/2048 (1)	13,774
		WF-RBS Commercial Mortgage Trust
	250,599	3.02%, 11/15/2047 (2)	178,234
	45,505	5.00%, 04/15/2045 (2)	37,212

			843,645

		Whole Loan Collateral CMO - 7.8%
		Adjustable Rate Mortgage Trust
	29,751	0.43%, 01/25/2036 (1)	24,966
	74,735	0.45%, 11/25/2035 (1)	68,096
	31,159	0.68%, 01/25/2036 (1)	26,921
		American Home Mortgage Assets Trust
	92,766	0.37%, 09/25/2046 (1)	69,208
		Banc of America Funding Corp.
	7,895	0.37%, 10/20/2036 (1)	5,907
	691,240	0.41%, 02/20/2047 (1)	599,563
		Bear Stearns Adjustable Rate Mortgage Trust
	419,264	4.89%, 06/25/2047 (1)	375,792
		Bear Stearns Alt-A Trust
	99,788	0.50%, 08/25/2036 (1)	74,799
	451,626	0.66%, 02/25/2036 (1)	370,905
	83,969	0.70%, 11/25/2035 (1)	72,014
	65,998	2.63%, 09/25/2035 (1)	60,543
	2,250	2.75%, 08/25/2036 (1)	1,679

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 10.4% - (continued)
		Whole Loan Collateral CMO - 7.8% - (continued)
		Bear Stearns Mortgage Funding Trust
$	137,411	0.36%, 10/25/2036 (1)	$107,044
		CHL Mortgage Pass-Through Trust
	560,926	0.52%, 03/25/2035 (1)	459,915
	136,859	2.42%, 06/20/2035 (1)	130,507
	547,436	2.42%, 06/20/2035 (1)	522,029
		Connecticut Avenue Securities Series
	65,000	2.78%, 05/25/2024 (1)	60,604
	280,000	3.08%, 07/25/2024 (1)	265,335
	380,000	3.18%, 07/25/2024 (1)	364,041
	165,000	5.08%, 11/25/2024 (1)	175,528
		Countrywide Alternative Loan Trust
	38,787	0.32%, 04/25/2047 (1)	32,689
	258,677	0.45%, 01/25/2036 (1)	229,972
	389,100	0.58%, 10/25/2036 (1)	279,034
	910,513	0.63%, 04/25/2037 (1)	583,469
	181,999	6.00%, 05/25/2036	156,869
		Countrywide Home Loans, Inc.
	173,300	5.75%, 08/25/2037	164,801
		Downey S & L Association Mortgage Loan Trust
	88,532	1.05%, 03/19/2046 (1)	68,019
		GSR Mortgage Loan Trust
	653,416	2.71%, 01/25/2036 (1)	605,188
		HarborView Mortgage Loan Trust
	91,681	0.42%, 03/19/2036 (1)	66,043
	470,303	0.88%, 01/19/2035 (1)	327,382
		IndyMac Index Mortgage Loan Trust
	83,483	0.38%, 10/25/2036 (1)	71,003
	191,068	0.42%, 07/25/2035 (1)	165,933
		JP Morgan Mortgage Trust
	306,823	2.39%, 11/25/2035 (1)	290,744
	243,793	2.61%, 05/25/2036 (1)	216,397
		MASTR Adjustable Rate Mortgages Trust
	345,685	0.42%, 05/25/2037 (1)	231,308
		Morgan Stanley Mortgage Loan Trust
	578,449	2.76%, 05/25/2036 (1)	420,004
		Nomura Asset Acceptance Corp. Alternative Loan Trust
	161,390	3.47%, 06/25/2036 (1)	123,586
		RBSGC Mortgage Pass-Through Certificates
	333,831	6.25%, 01/25/2037	301,726
		Residential Accredit Loans, Inc.
	356,669	0.40%, 02/25/2046 (1)	169,312
	562,747	1.39%, 11/25/2037 (1)	359,305
		Residential Funding Mortgage Securities, Inc.
	128,635	2.70%, 08/25/2035 (1)	101,944
	542,388	6.00%, 07/25/2037	492,522
		Sequoia Mortgage Trust
	226,619	0.45%, 01/20/2035 (1)	214,474
		Structured Adjustable Rate Mortgage Loan Trust
	94,445	0.37%, 07/25/2037 (1)	68,899
		WaMu Mortgage Pass-Through Certificates
	506,842	0.95%, 12/25/2046 (1)	406,833
		WaMu Mortgage Pass-Through Certificates Trust
	52,314	0.60%, 06/25/2044 (1)	48,399

The accompanying notes are an integral part of these financial statements.

92

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 10.4% - (continued)
		Whole Loan Collateral CMO - 7.8% - (continued)
$	432,644	1.12%, 07/25/2046 (1)	$359,010
	40,458	2.20%, 11/25/2046 (1)	36,466
	547,396	4.47%, 08/25/2036 (1)	495,248
		Wells Fargo Alternative Loan Trust
	159,709	2.57%, 12/28/2037 (1)	137,310
		Wells Fargo Mortgage Backed Securities Trust
	142,173	2.49%, 10/25/2036 (1)	132,337

			11,191,622

		Whole Loan Collateral PAC - 0.2%
		Countrywide Alternative Loan Trust
	446,964	0.68%, 12/25/2035 (1)	320,606

		Total Asset & Commercial Mortgage Backed Securities (cost $15,353,094)	$15,006,483

CORPORATE BONDS - 17.9%
		Advertising - 0.0%
		Getty Images, Inc.
	30,000	7.00%, 10/15/2020 (2)	$17,550

		Auto Manufacturers - 0.0%
		General Motors Co.
	25,000	4.88%, 10/02/2023	27,075
	15,000	6.25%, 10/02/2043	17,903

			44,978

		Chemicals - 0.1%
		INEOS Group Holdings S.A.
EUR	100,000	6.50%, 08/15/2018 (3)	115,934

		Coal - 0.0%
		Peabody Energy Corp.
$	105,000	6.50%, 09/15/2020	65,100

		Commercial Banks - 5.9%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	600,000	7.00%, 02/19/2019 (1)(3)(4)	690,553
$	400,000	9.00%, 05/09/2018 (1)(3)(4)	432,500
		Banco do Brasil S.A.
	200,000	3.88%, 10/10/2022	189,100
	221,000	6.25%, 04/15/2024 (1)(3)(4)	163,584
		Banco Santander S.A.
EUR	900,000	6.25%, 03/12/2019 (1)(3)(4)	1,014,355
		Bank of Ireland
	100,000	10.00%, 07/30/2016 (3)	120,705
		Barclays Bank plc
	400,000	8.00%, 12/15/2020 (1)(4)	494,108
$	425,000	8.25%, 12/15/2018 (1)(4)	452,709
		CIT Group, Inc.
	500,000	5.50%, 02/15/2019 (2)	523,125
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
EUR	200,000	5.50%, 06/29/2020 (1)(3)(4)	235,125
		Credit Agricole S.A.
	175,000	6.50%, 06/23/2021 (1)(3)(4)	205,729
$	200,000	8.13%, 09/19/2033 (1)(2)	225,750
		Credit Suisse Group AG
EUR	200,000	5.75%, 09/18/2025 (1)(3)	259,445
		Export-Import Bank of India
	550,000	2.75%, 08/12/2020 (3)	543,763

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 17.9% - (continued)
		Commercial Banks - 5.9% - (continued)
		HSBC Holdings plc
$	325,000	5.63%, 01/17/2020 (1)(4)	$332,312
		ING Groep N.V.
	215,000	6.00%, 04/16/2020 (1)(4)	214,059
		Lloyds Banking Group plc
EUR	325,000	6.38%, 06/27/2020 (1)(3)(4)	388,711
GBP	200,000	7.00%, 06/27/2019(1)(3)(4)	314,300
		Provident Funding Associates L.P.
$	35,000	6.75%, 06/15/2021 (2)	33,338
		Royal Bank of Scotland Group plc
	100,000	7.64%, 09/30/2017 (1)(4)	109,500
		Societe Generale S.A.
	225,000	6.00%, 01/27/2020 (1)(2)(4)	214,448
EUR	125,000	6.75%, 04/07/2021 (1)(3)(4)	144,791
$	620,000	8.25%, 11/29/2018 (1)(3)(4)	658,750
		Standard Chartered plc
	310,000	6.50%, 04/02/2020 (1)(2)(4)	313,225
		UniCredit S.p.A.
	200,000	8.00%, 06/03/2024 (1)(3)(4)	204,400

			8,478,385

		Commercial Services - 0.6%
		ADT Corp.
	350,000	6.25%, 10/15/2021	376,250
		Cardtronics, Inc.
	65,000	5.13%, 08/01/2022 (2)	64,513
		Quad/Graphics, Inc.
	70,000	7.00%, 05/01/2022	67,417
		Service Corp. International
	20,000	7.63%, 10/01/2018	23,100
		Servicemaster Co.
	76,000	7.00%, 08/15/2020	80,370
		Sotheby’s
	125,000	5.25%, 10/01/2022 (3)	124,687
		United Rentals North America, Inc.
	30,000	4.63%, 07/15/2023	30,413
	40,000	5.50%, 07/15/2025	40,522

			807,272

		Construction Materials - 0.6%
		Associated Materials LLC
	40,000	9.13%, 11/01/2017	34,000
		Building Materials Corp. of America
	205,000	5.38%, 11/15/2024 (2)	210,125
		Cemex S.A.B. de C.V.
	200,000	7.25%, 01/15/2021(2)	216,500
		HeidelbergCement Finance Luxembourg S.A.
EUR	30,000	8.50%, 10/31/2019 (3)	44,107
		Kerneos Corporate SAS
	100,000	5.75%, 03/01/2021 (3)	119,022
		Norbord, Inc.
	55,000	6.25%, 04/15/2023 (2)	55,619
		Nortek, Inc.
	50,000	8.50%, 04/15/2021	54,000
		Ply Gem Industries, Inc.
	90,000	6.50%, 02/01/2022	88,200
		USG Corp.
	50,000	5.50%, 03/01/2025 (2)	52,500

			874,073

The accompanying notes are an integral part of these financial statements.

93

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 17.9% - (continued)
		Diversified Financial Services - 0.7%
		Intercorp Peru Ltd.
$	100,000	5.88%, 02/12/2025 (2)	$101,000
		International Lease Finance Corp.
	200,000	5.88%, 04/01/2019	217,500
	155,000	6.25%, 05/15/2019	171,275
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	55,000	7.88%, 10/01/2020	56,650
		Navient Corp.
	350,000	8.45%, 06/15/2018	390,495
		TMX Finance LLC
	35,000	8.50%, 09/15/2018 (2)	25,025

			961,945

		Electric - 0.8%
		DPL, Inc.
	150,000	7.25%, 10/15/2021	162,000
		Dynegy, Inc.
	10,000	5.88%, 06/01/2023	9,875
		Empresa Electrica Angamos S.A.
	210,000	4.88%, 05/25/2029 (2)	212,362
		Eskom Holdings Ltd.
	275,000	5.75%, 01/26/2021 (2)	273,900
		GenOn Americas Generation LLC
	100,000	9.13%, 05/01/2031	95,125
		NRG Energy, Inc.
	50,000	6.25%, 07/15/2022	51,875
		Perusahaan Listrik Negara PT
	250,000	5.50%, 11/22/2021 (3)	271,250
		Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc.
	70,000	11.50%, 10/01/2020 (3)(5)	46,025

			1,122,412

		Electrical Components & Equipment - 0.0%
		EnerSys
	55,000	5.00%, 04/30/2023 (2)	55,688

		Engineering & Construction - 0.1%
		Abengoa Finance
EUR	100,000	6.00%, 03/31/2021 (3)	104,986

		Entertainment - 0.1%
		AMC Entertainment, Inc.
$	40,000	9.75%, 12/01/2020	43,500
		Cinemark USA, Inc.
	60,000	4.88%, 06/01/2023	60,672

			104,172

		Environmental Control - 0.1%
		Clean Harbors, Inc.
	120,000	5.25%, 08/01/2020	123,600

		Food - 0.1%
		Albertson’s Holdings LLC
	21,000	7.75%, 10/15/2022 (2)	22,890
		Marfrig Holding Europe B.V.
	200,000	6.88%, 06/24/2019 (3)	178,000

			200,890

		Food Service - 0.1%
		Aramark Services, Inc.
	70,000	5.75%, 03/15/2020	72,975

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 17.9% - (continued)
		Forest Products & Paper - 0.2%
		Cascades, Inc.
$	20,000	5.50%, 07/15/2022 (2)	$20,250
		Clearwater Paper Corp.
	60,000	5.38%, 02/01/2025 (2)	61,050
		Smurfit Kappa Acquisitions
EUR	100,000	4.13%, 01/30/2020 (3)	123,654
		Tembec Industries, Inc.
$	65,000	9.00%, 12/15/2019 (2)	66,300

			271,254

		Gas - 0.0%
		Southern Star Central Corp.
	10,000	5.13%, 07/15/2022 (2)	10,400

		Healthcare-Products - 0.1%
		Alere, Inc.
	80,000	6.50%, 06/15/2020	83,200
	25,000	7.25%, 07/01/2018	26,531
		Biomet, Inc.
	40,000	6.50%, 08/01/2020	42,350

			152,081

		Healthcare-Services - 0.8%
		Amsurg Corp.
	65,000	5.63%, 07/15/2022	65,988
		Community Health Systems, Inc.
	145,000	5.13%, 08/01/2021	150,075
	40,000	6.88%, 02/01/2022	42,450
	140,000	7.13%, 07/15/2020	150,150
		Envision Healthcare Corp.
	10,000	5.13%, 07/01/2022 (2)	10,300
		HCA Holdings, Inc.
	85,000	6.25%, 02/15/2021	92,820
		HCA, Inc.
	60,000	5.38%, 02/01/2025	63,000
	340,000	6.50%, 02/15/2020	387,600
	20,000	7.50%, 11/15/2095	19,500
		inVentiv Health, Inc.
	15,000	9.00%, 01/15/2018 (2)	15,750
		MPH Acquisition Holdings LLC
	30,000	6.63%, 04/01/2022 (2)	31,500
		Tenet Healthcare Corp.
	70,000	5.00%, 03/01/2019 (2)	69,562
	50,000	8.13%, 04/01/2022	54,563
		Wellcare Health Plans, Inc.
	75,000	5.75%, 11/15/2020	79,500

			1,232,758

		Holding Companies-Diversified - 0.2%
		Argos Merger Sub, Inc.
	20,000	7.13%, 03/15/2023 (2)	21,000
		CeramTec Group GmbH
EUR	100,000	8.25%, 08/15/2021 (3)	123,522
		Hutchison Whampoa Europe Finance Ltd.
	120,000	3.75%, 05/10/2018 (1)(3)(4)	138,394

			282,916

		Home Builders - 0.2%
		K Hovnanian Enterprises, Inc.
$	50,000	7.00%, 01/15/2019 (2)	47,750
	60,000	8.00%, 11/01/2019 (2)	58,200
		KB Home
	145,000	7.00%, 12/15/2021	151,162

The accompanying notes are an integral part of these financial statements.

94

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 17.9% - (continued)
		Home Builders - 0.2% - (continued)
		Lennar Corp.
$	70,000	4.75%, 11/15/2022	$70,788

			327,900

		Household Products/Wares - 0.0%
		Sun Products Corp.
	60,000	7.75%, 03/15/2021 (2)	52,875

		Internet - 0.2%
		Alibaba Group Holding Ltd.
	200,000	3.60%, 11/28/2024 (3)	199,102
		Zayo Group LLC
	50,000	6.00%, 04/01/2023 (2)	50,250

			249,352

		Iron/Steel - 0.3%
		AK Steel Corp.
	85,000	7.63%, 05/15/2020	73,737
	35,000	7.63%, 10/01/2021	28,875
		ArcelorMittal
	25,000	7.50%, 03/01/2041	25,563
	25,000	7.75%, 10/15/2039	25,813
		Steel Dynamics, Inc.
	40,000	5.13%, 10/01/2021 (2)	40,900
	105,000	5.50%, 10/01/2024 (2)	108,412
		United States Steel Corp.
	200,000	7.38%, 04/01/2020	209,000

			512,300

		IT Services - 0.0%
		SunGard Data Systems, Inc.
	50,000	6.63%, 11/01/2019	52,125

		Lodging - 0.1%
		NH Hotel Group S.A.
EUR	100,000	6.88%, 11/15/2019 (2)	124,075

		Machinery - Contruction & Mining - 0.0%
		Oshkosh Corp.
$	35,000	5.38%, 03/01/2025 (2)	36,313

		Machinery-Diversified - 0.1%
		Case New Holland Industrial, Inc.
	165,000	7.88%, 12/01/2017	181,912

		Media - 0.9%
		CCO Holdings LLC
	80,000	5.25%, 09/30/2022	79,940
	70,000	5.75%, 09/01/2023	70,700
	65,000	6.63%, 01/31/2022	69,225
		CCO Holdings LLC / CCO Holdings Capital Corp.
	25,000	5.13%, 05/01/2023 (2)	24,750
		Cequel Communications Holdings I LLC
	15,000	5.13%, 12/15/2021 (2)	15,022
	75,000	5.13%, 12/15/2021 (2)	75,281
		DISH DBS Corp.
	380,000	6.75%, 06/01/2021	402,355
	25,000	7.88%, 09/01/2019	28,219
		Gannett Co., Inc.
	30,000	4.88%, 09/15/2021 (2)	30,825
	70,000	5.13%, 10/15/2019	73,762
	5,000	5.50%, 09/15/2024 (2)	5,200
	45,000	6.38%, 10/15/2023	48,713

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 17.9% - (continued)
		Media - 0.9% - (continued)
		Gray Television, Inc.
$	20,000	7.50%, 10/01/2020	$21,250
		Harron Communications LP/Harron Finance Corp.
	30,000	9.13%, 04/01/2020 (2)	32,925
		Liberty Interactive LLC
	100,000	8.25%, 02/01/2030	110,750
		Sirius XM Radio, Inc.
	40,000	4.25%, 05/15/2020 (2)	39,800
		Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
EUR	89,588	5.75%, 01/15/2023 (3)	109,061

			1,237,778

		Mining - 0.4%
		Constellium N.V.
	100,000	4.63%, 05/15/2021 (3)	108,186
		FMG Resources August 2006 Pty Ltd.
$	190,000	6.88%, 04/01/2022 (2)	143,925
		Southern Copper Corp.
	55,000	5.25%, 11/08/2042	50,563
	100,000	5.88%, 04/23/2045	98,330
		Vedanta Resources plc
	200,000	6.00%, 01/31/2019 (3)	188,500

			589,504

		Office/Business Equipment - 0.1%
		CDW LLC / CDW Finance Corp.
	10,000	5.00%, 09/01/2023	10,300
	20,000	5.50%, 12/01/2024	21,260
	65,000	6.00%, 08/15/2022	70,038

			101,598

		Oil & Gas - 1.8%
		Antero Resources Corp.
	30,000	5.63%, 06/01/2023 (2)	30,637
	70,000	6.00%, 12/01/2020	71,487
		Blue Racer Midstream LLC
	20,000	6.13%, 11/15/2022 (2)	20,800
		Bonanza Creek Energy, Inc.
	25,000	6.75%, 04/15/2021	25,438
		Concho Resources, Inc.
	30,000	5.50%, 10/01/2022	30,528
	50,000	5.50%, 04/01/2023	50,687
		Diamondback Energy, Inc.
	50,000	7.63%, 10/01/2021	54,125
		Ecopetrol S.A.
	525,000	5.88%, 05/28/2045	503,344
		Everest Acquisition LLC
	45,000	9.38%, 05/01/2020	48,150
		Laredo Petroleum, Inc.
	15,000	5.63%, 01/15/2022	15,094
	45,000	6.25%, 03/15/2023	46,575
	5,000	7.38%, 05/01/2022	5,350
		Matador Resources Co.
	10,000	6.88%, 04/15/2023 (2)	10,263
		MEG Energy Corp.
	35,000	7.00%, 03/31/2024 (2)	34,482
		Nexen Energy ULC
	20,000	5.88%, 03/10/2035	23,008
	95,000	6.40%, 05/15/2037	116,552

The accompanying notes are an integral part of these financial statements.

95

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 17.9% - (continued)
		Oil & Gas - 1.8% - (continued)
		Paragon Offshore plc
$	70,000	6.75%, 07/15/2022 (2)	$29,050
		Petrobras Global Finance B.V.
	370,000	4.38%, 05/20/2023	329,052
		Petroleos de Venezuela S.A.
	50,000	6.00%, 11/15/2026 (3)	20,750
		Petroleos Mexicanos
	346,000	5.50%, 06/27/2044	341,329
MXN	2,500,000	7.47%, 11/12/2026	156,339
		Range Resources Corp.
$	25,000	5.00%, 08/15/2022	25,375
		Rice Energy, Inc.
	10,000	7.25%, 05/01/2023 (2)	10,400
		Rosetta Resources, Inc.
	40,000	5.63%, 05/01/2021	40,050
	25,000	5.88%, 06/01/2022	24,938
		SM Energy Co.
	15,000	6.13%, 11/15/2022 (2)	15,750
		Tesoro Corp.
	75,000	5.13%, 04/01/2024	76,875
		WPX Energy, Inc.
	90,000	5.25%, 09/15/2024	83,025
	100,000	6.00%, 01/15/2022	98,038
		YPF S.A.
	222,000	8.75%, 04/04/2024 (3)	231,679

			2,569,170

		Packaging & Containers - 0.1%
		Ardagh Packaging Finance plc
EUR	100,000	9.25%, 10/15/2020 (3)	119,864

		Pharmaceuticals - 0.1%
		PRA Holdings, Inc.
$	36,000	9.50%, 10/01/2023 (2)	40,635
		Salix Pharmaceuticals Ltd.
	90,000	6.50%, 01/15/2021 (2)	102,150
		Valeant Pharmaceuticals International, Inc.
	10,000	6.13%, 04/15/2025 (2)	10,319

			153,104

		Pipelines - 0.3%
		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp.
	30,000	6.25%, 04/01/2023 (2)	31,350
		DCP Midstream Operating L.P.
	10,000	4.95%, 04/01/2022	9,943
	5,000	5.60%, 04/01/2044	4,335
		El Paso Corp.
	25,000	7.00%, 06/15/2017	27,419
		Energy Transfer Equity L.P.
	140,000	7.50%, 10/15/2020	157,500
		MarkWest Energy Partners L.P.
	30,000	4.88%, 12/01/2024	31,032
	30,000	6.75%, 11/01/2020	31,350
		Tesoro Logistics L.P.
	35,000	5.50%, 10/15/2019 (2)	37,012
	55,000	6.25%, 10/15/2022 (2)	58,369

			388,310

		Retail - 0.3%
		99 Cents Only Stores
	50,000	11.00%, 12/15/2019	52,250

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 17.9% - (continued)
		Retail - 0.3% - (continued)
		CEC Entertainment, Inc.
$	20,000	8.00%, 02/15/2022	$20,475
		Family Tree Escrow LLC
	5,000	5.25%, 03/01/2020 (2)	5,237
	65,000	5.75%, 03/01/2023 (2)	68,250
		GRD Holding III Corp.
	50,000	10.75%, 06/01/2019 (2)	54,250
		Group 1 Automotive, Inc.
	55,000	5.00%, 06/01/2022 (2)	55,275
		Michaels Stores, Inc.
	70,000	5.88%, 12/15/2020 (2)	72,625
		Party City Holdings, Inc.
	40,000	8.88%, 08/01/2020	43,250
		PC Nextco Holdings LLC / PC Nextco Finance, Inc.
	50,000	8.75%, 08/15/2019	51,000

			422,612

		Savings & Loans - 0.5%
		Nationwide Building Society
GBP	485,000	6.88%, 06/20/2019 (3)(4)	748,197

		Semiconductors - 0.2%
		Entegris, Inc.
$	115,000	6.00%, 04/01/2022 (2)	120,175
		Freescale Semiconductor, Inc.
	105,000	6.00%, 01/15/2022 (2)	113,452
		Sensata Technologies B.V.
	55,000	5.00%, 10/01/2025 (2)	56,788
	20,000	5.63%, 11/01/2024 (2)	21,350

			311,765

		Software - 0.5%
		Activision Blizzard, Inc.
	132,000	5.63%, 09/15/2021 (2)	141,075
	10,000	6.13%, 09/15/2023 (2)	11,019
		Audatex North America, Inc.
	130,000	6.00%, 06/15/2021 (2)	134,265
	40,000	6.13%, 11/01/2023 (2)	41,700
		Emdeon, Inc.
	45,000	11.00%, 12/31/2019	49,275
		First Data Corp.
	60,000	6.75%, 11/01/2020 (2)	63,900
	55,000	8.25%, 01/15/2021 (2)	58,317
	45,000	8.25%, 01/15/2021 (3)	47,714
		Infor Software Parent LLC
	85,000	7.13%, 05/01/2021 (2)(6)	85,213
		Infor US, Inc.
	30,000	6.50%, 05/15/2022 (2)	30,825
		MSCI, Inc.
	55,000	5.25%, 11/15/2024 (2)	57,200
		Open Text Corp.
	20,000	5.63%, 01/15/2023 (2)	20,750

			741,253

		Telecommunications - 1.3%
		Alcatel-Lucent USA, Inc.
	110,000	6.45%, 03/15/2029	122,925
		Altice Financing S.A.
EUR	100,000	6.50%, 01/15/2022(3)	121,279
		America Movil S.A.B. de C.V.
MXN	2,150,000	7.13%, 12/09/2024	138,821

The accompanying notes are an integral part of these financial statements.

96

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 17.9% - (continued)
		Telecommunications - 1.3% - (continued)
		Intelsat Jackson Holdings S.A.
$	60,000	7.50%, 04/01/2021	$62,325
		Level 3 Financing, Inc.
	10,000	5.13%, 05/01/2023 (2)	9,975
	50,000	5.38%, 08/15/2022	51,063
	80,000	7.00%, 06/01/2020	85,700
		SoftBank Corp.
EUR	100,000	4.63%, 04/15/2020 (3)	123,536
		Sprint Communications, Inc.
$	90,000	9.00%, 11/15/2018 (2)	102,403
		Sprint Corp.
	110,000	7.25%, 09/15/2021	110,412
		Syniverse Holdings, Inc.
	86,000	9.13%, 01/15/2019	80,840
		T-Mobile USA, Inc.
	230,000	6.46%, 04/28/2019	237,475
	70,000	6.63%, 11/15/2020	73,062
	215,000	6.63%, 04/28/2021	226,825
		UPCB Finance V Ltd.
	150,000	7.25%, 11/15/2021 (2)	162,937
		Wind Acquisition Finance S.A.
EUR	100,000	4.00%, 07/15/2020 (2)	113,707
		Windstream Corp.
$	50,000	7.75%, 10/15/2020	51,375

			1,874,660

		Total Corporate Bonds (cost $27,006,750)	$25,894,036

FOREIGN GOVERNMENT OBLIGATIONS - 6.8%
		Argentina - 0.1%
		Argentine Republic Government International Bond
	179,000	8.75%, 06/02/2017 (7)	$174,525

		Brazil - 0.6%
		Brazil Minas SPE via State of Minas Gerais
	200,000	5.33%, 02/15/2028 (3)	196,000
		Brazil Notas do Tesouro Nacional Serie B
BRL	597,434	6.00%, 08/15/2016 (8)	196,581
	1,373,050	6.00%, 05/15/2019 (8)	453,111

			845,692

		Colombia - 0.3%
		Colombian TES
COP	392,088,254	3.00%, 03/25/2033 (8)	145,182
	237,675,970	3.50%, 03/10/2021 (8)	103,065
	283,100,000	5.00%, 11/21/2018	118,134
		Empresa de Telecomunicaciones de Bogota
	270,000,000	7.00%, 01/17/2023 (3)	107,909

			474,290

		Costa Rica - 0.1%
		Costa Rica Government International Bond
CRC	51,950,000	9.20%, 03/27/2019 (2)	98,616

		Dominican Republic - 0.2%
		Dominican Republic International Bond
$	140,000	5.50%, 01/27/2025 (2)	144,550
	134,000	5.50%, 01/27/2025 (3)	138,355

			282,905

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 6.8% - (continued)
		El Salvador - 0.1%
		El Salvador Government International Bond
$	142,000	5.88%, 01/30/2025 (3)	$141,112

		Gabon - 0.1%
		Gabonese Republic
	200,000	6.38%, 12/12/2024 (3)	201,900

		Hungary - 0.2%
		Hungary Government International Bond
	200,000	4.00%, 03/25/2019	208,750
	75,000	6.25%, 01/29/2020	85,764

			294,514

		Indonesia - 0.5%
		Indonesia Government International Bond
	454,000	6.63%, 02/17/2037 (3)	551,043
		Indonesia Treasury Bond
IDR	2,414,000,000	8.38%, 03/15/2024	194,144

			745,187

		Mexico - 1.4%
		Mexican Bonos
MXN	8,938,900	5.00%, 12/11/2019	576,958
		Mexican Udibonos
	5,395,621	4.00%, 11/15/2040 (8)	386,236
		Mexico Government International Bond
EUR	650,000	3.00%, 03/06/2045	738,976
	180,000	4.00%, 03/15/2115	201,911
GBP	100,000	5.63%, 03/19/2114	159,998

			2,064,079

		Montenegro - 0.1%
		Montenegro Government International Bond
EUR	165,000	3.88%, 03/18/2020 (2)	180,768

		Panama - 0.1%
		Panama Government International Bond
$	100,000	9.38%, 04/01/2029	152,125

		Peru - 0.2%
		Peruvian Government International Bond
	10,000	5.63%, 11/18/2050	12,025
	75,000	6.55%, 03/14/2037	99,281
	61,000	8.75%, 11/21/2033	96,228

			207,534

		Romania - 0.3%
		Romania Government Bond
RON	450,000	5.85%, 04/26/2023	135,563
		Romanian Government International Bond
EUR	232,000	2.88%, 10/28/2024 (3)	279,062

			414,625

		Russia - 0.7%
		Russian Federal Bond - OFZ
RUB	11,100,000	7.50%, 02/27/2019	193,404
		Russian Foreign Bond - Eurobond
$	500,000	7.50%, 03/31/2030 (3)	584,865
	181,000	12.75%, 06/24/2028 (3)	285,980

			1,064,249

		South Africa - 0.5%
		South Africa Government Bond
ZAR	4,200,000	7.75%, 02/28/2023	352,558
	1,870,000	8.00%, 01/31/2030	152,005

The accompanying notes are an integral part of these financial statements.

97

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 6.8% - (continued)
		South Africa - 0.5% - (continued)
		South Africa Government International Bond
$	200,000	5.88%, 09/16/2025	$227,900

			732,463

		Turkey - 0.7%
		Turkey Government Bond
TRY	570,964	2.50%, 05/04/2016 (8)	213,102
	508,000	9.00%, 01/27/2016	188,461
		Turkey Government International Bond
$	200,000	5.75%, 03/22/2024	220,408
	146,000	7.00%, 03/11/2019	165,024
	135,000	7.38%, 02/05/2025	165,881

			952,876

		Uruguay - 0.6%
		Uruguay Government International Bond
UYU	16,574,531	4.25%, 04/05/2027 (8)	622,869
	3,850,592	4.38%, 12/15/2028 (8)	146,125
$	45,000	4.50%, 08/14/2024	48,375

			817,369

		Total Foreign Government Obligations (cost $10,007,478)	$9,844,829

MUNICIPAL BONDS - 0.3%
		General - 0.3%
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	905,000	6.15%, 07/01/2038	$340,515
	300,000	6.20%, 07/01/2039	112,878
	120,000	6.55%, 07/01/2058	45,150

		Total Municipal Bonds (cost $671,813)	$498,543

SENIOR FLOATING RATE INTERESTS - 26.5% (9)
		Aerospace/Defense - 0.2%
		Transdigm, Inc.
	322,563	3.75%,06/04/2021	$323,066

		Auto Manufacturers - 0.6%
		Chrysler Group LLC
	816,517	3.50%,05/24/2017	817,333

		Auto Parts & Equipment - 0.1%
		MPG Holdco I Inc.
	191,624	4.25%,10/20/2021	191,624

		Beverages - 0.2%
		Charger OpCo B.V.
	265,000	3.50%,07/23/2021	265,829

		Biotechnology - 0.3%
		PQ Corp.
	395,949	4.00%,08/07/2017	396,005

		Chemicals - 0.8%
		Ferro Corp.
	223,875	4.00%,07/31/2021	223,035
		Ineos U.S. Finance LLC
	395,984	3.75%,05/04/2018	396,530
		Nexeo Solutions LLC
	296,954	5.00%,09/08/2017	292,871
		Solenis International L.P. Co.
	223,875	4.25%,07/31/2021	224,715

			1,137,151

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 26.5% (9) - (continued)
		Coal - 0.5%
		American Energy - Marcellus LLC
$	375,000	5.25%,08/04/2020	$308,749
		Arch Coal, Inc.
	519,037	6.25%,05/16/2018	385,883

			694,632

		Commercial Services - 1.8%
		Acosta Holdco, Inc.
	283,575	5.00%,09/26/2021	286,646
		Brickman Group Ltd.
	724,511	4.00%,12/18/2020	725,170
		Interactive Data Corp.
	506,175	4.75%,05/02/2021	509,182
		ServiceMaster Co.
	346,487	4.25%,07/01/2021	347,478
		Vantiv Holding LLC
	671,218	3.75%,06/13/2021	673,527

			2,542,003

		Distribution/Wholesale - 0.2%
		Swift Transportation Co.
	222,750	3.75%,06/09/2021	223,474

		Diversified Financial Services - 0.6%
		Delos Finance S.a.r.l.
	345,000	3.50%,03/06/2021	345,677
		Ipreo Holdings LLC
	159,200	4.00%,08/06/2021	158,961
		Samson Investment Co.
	410,000	5.00%,09/25/2018	195,160
		Walter Investment Management Corp.
	196,998	4.75%,12/19/2020$	187,969

			887,767

		Electric - 1.5%
		EFS Cogen Holdings I LLC
	276,118	3.75%, 12/17/2020	277,499
		Energy Future Intermediate Holding Co. LLC
	315,000	4.25%, 06/19/2016	316,707
		LA Frontera Generation LLC
	188,902	4.50%, 09/30/2020	189,258
		NRG Energy, Inc.
	395,960	2.75%, 07/02/2018	394,617
		Seadrill Partners Finco LLC
	920,677	4.00%, 02/21/2021	752,653
		TXU Energy
	253,960	3.75%, 05/05/2016	255,167

			2,185,901

		Electronics - 0.5%
		CDW LLC
	569,696	3.25%, 04/29/2020	568,915
		Ceridian LLC
	152,781	4.50%, 09/15/2020	152,017

			720,932

		Entertainment - 0.1%
		Scientific Games Corp.
	179,550	6.00%, 10/01/2021	181,345

		Environmental Control - 0.2%
		US Ecology, Inc.
	337,610	3.75%, 06/17/2021	338,238

The accompanying notes are an integral part of these financial statements.

98

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 26.5% (9) - (continued)
		Food - 1.4%
		Albertson’s Holdings LLC
$	440,000	5.50%, 08/25/2021	$444,462
		Burger King
	208,146	4.50%, 12/12/2021	210,417
		Dole Food Co., Inc.
	329,188	4.50%, 11/01/2018	330,972
		Roundy’s Supermarkets, Inc.
	367,361	5.75%, 03/03/2021	354,242
		U.S. Foods, Inc.
	742,443	4.50%, 03/31/2019	744,611

			2,084,704

		Healthcare-Services - 2.9%
		Amsurg Corp.
	610,388	3.75%, 07/16/2021	612,524
		Catalent Pharma Solutions, Inc
	461,442	4.25%, 05/20/2021	465,221
		DaVita HealthCare Partners, Inc.
	898,213	3.50%, 06/24/2021	900,575
		HCA, Inc.
	395,980	3.03%, 05/01/2018	396,610
		Healogics, Inc.
	159,200	5.25%, 07/01/2021	160,096
		IMS Health, Inc.
	386,074	3.50%, 03/17/2021	385,881
		MPH Acquisition Holdings LLC
	611,241	3.75%, 03/31/2021	610,727
		Opal Acquisition, Inc.
	207,193	5.00%, 11/27/2020	207,452
		Ortho-Clinical Diagnostics, Inc.
	238,200	4.75%, 06/30/2021	237,366
		STHI Holding Corp.
	104,475	4.50%, 08/06/2021	104,301
		Surgery Center Holdings, Inc.
	144,638	5.25%, 11/03/2020	145,722

			4,226,475

		Insurance - 0.5%
		Asurion LLC
	247,482	4.25%,07/08/2020	247,984
		Sedgwick Claims Management Services, Inc.
	460,350	3.75%,03/01/2021	457,307

			705,291

		Internet - 0.5%
		ION Trading Technologies S.a.r.l.
	240,000	7.25%,06/10/2022	237,799
		Lands’ End, Inc.
	400,650	4.25%,04/04/2021	394,140
		Zayo Group LLC
	128,678	4.00%,05/06/2021	128,678

			760,617

		Leisure Time - 1.3%
		Aristocrat Leisure Ltd.
	288,192	4.75%,10/20/2021	290,570
		Delta 2 (LUX) S.a.r.l.
	1,311,781	4.75%, 07/30/2021	1,312,817
	200,000	7.75%, 07/31/2022	200,188

			1,803,575

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 26.5% (9) - (continued)
		Lodging - 0.2%
		Hilton Worldwide Finance LLC
$	204,741	3.50%,10/26/2020	$205,433

		Machinery-Contruction & Mining - 0.4%
		American Rock Salt Holdings LLC
	486,325	4.75%,05/20/2021	489,000
		Neff Rental LLC
	104,130	7.25%,06/09/2021	102,438

			591,438

		Machinery-Diversified - 0.8%
		Gardner Denver, Inc.
	403,850	4.25%,07/30/2020	393,794
		Gates Global, Inc.
	781,075	4.25%,07/05/2021	781,075

			1,174,869

		Media - 0.6%
		Advantage Sales & Marketing, Inc.
	547,250	4.25%,07/23/2021	548,892
		Charter Communications Operating LLC
	296,977	3.00%,01/03/2021	296,110

			845,002

		Mining - 0.3%
		FMG Resources August 2006 Pty Ltd.
	494,975	3.75%,06/30/2019	446,334

		Miscellaneous Manufacturing - 0.7%
		Husky Injection Molding Systems, Ltd.
	216,390	4.25%, 06/30/2021	217,698
	131,368	7.25%, 06/30/2022	129,726
		Sram LLC
	666,823	4.02%,04/10/2020	665,709

			1,013,133

		Oil & Gas - 0.2%
		Drillships Ocean Ventures, Inc.
	188,575	5.50%,07/25/2021	163,059
		Energy Transfer Equity L.P.
	105,000	4.00%,12/02/2019	105,246
		Templar Energy LLC
	100,000	8.50%,11/25/2020	75,375

			343,680

		Oil & Gas Services - 0.5%
		Pacific Drilling S.A.
	442,125	4.50%,06/03/2018	388,831
		Paragon Offshore Finance Co.
	462,675	3.75%,07/18/2021	344,693

			733,524

		Packaging & Containers - 1.2%
		Berry Plastics Group, Inc.
	444,710	3.75%,01/06/2021	445,915
		BWAY Holding Co., Inc.
	223,313	5.50%,08/14/2020	225,546
		CD&R Millenium Holding Co.
	99,500	4.50%,07/31/2021	99,542
		Exopack Holdings S.A.
	350,563	5.25%,05/08/2019	352,462
		Reynolds Group Holdings, Inc.
	628,773	4.50%,12/01/2018	634,746
		Tekni-Plex, Inc.
	35,000	0.00%,04/01/2022 (10)	35,077

			1,793,288

The accompanying notes are an integral part of these financial statements.

99

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 26.5% (9) - (continued)
		Pharmaceuticals - 0.8%
		PRA Holdings, Inc.
$	806,279	4.50%,09/23/2020	$810,915
		Valeant Pharmaceuticals International, Inc.
	320,000	4.00%,04/01/2022	322,073

			1,132,988

		Pipelines - 0.3%
		EP Energy LLC
	425,625	4.50%,04/30/2019	425,093

		Retail - 2.3%
		Aristocrat Leisure Ltd.
	295,000	5.00%,03/11/2022	298,490
		BJ’s Wholesale Club, Inc.
	445,489	4.50%,09/26/2019	447,774
		Dollar Tree, Inc.
	185,000	4.25%,03/09/2022	187,290
		Michaels Stores, Inc.
	764,225	4.00%,01/28/2020	767,939
		Neiman Marcus Group, Inc.
	793,985	4.25%,10/25/2020	795,541
		Rite Aid Corp.
	275,000	4.88%,06/21/2021	275,855
		Serta Simmons Holdings LLC
	476,405	4.25%,10/01/2019	479,183
		Staples, Inc.
	125,000	0.00%,04/07/2021 (10)	125,423

			3,377,495

		Semiconductors - 0.4%
		Freescale Semiconductor, Inc.
	494,987	4.25%,02/28/2020	496,844

		Software - 1.7%
		Emdeon, Inc.
	357,394	3.75%,11/02/2018	358,363
		First Data Corp.
	1,240,000	3.68%,03/24/2018	1,242,331
		Kronos, Inc.
	889,854	4.50%,10/30/2019	894,464

			2,495,158

		Telecommunications - 1.7%
		Altice Financing S.A.
	692,982	5.50%, 07/02/2019	703,952
		Gray Television, Inc.
	151,351	3.75%, 06/10/2021	151,682
		Intelsat Jackson Holdings S.A.
	400,000	3.75%, 06/30/2019	399,500
		Level 3 Financing, Inc.
	400,000	4.00%, 08/01/2019	400,748
	235,000	4.50%, 01/31/2022	235,148
		Univision Communications, Inc.
	272,170	4.00%, 03/01/2020	272,255
		West Corp.
	219,708	3.25%, 06/30/2018	219,983

			2,383,268

		Trucking & Leasing - 0.2%
		Consolidated Container Co.
	321,701	5.00%, 07/03/2019	320,575

		Total Senior Floating Rate Interests (cost $38,968,348)	$38,264,084

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT AGENCIES - 8.1%
		FHLMC - 1.3%
$	200,000	3.00%, 05/01/2045 (11)(12)	$203,125
	700,000	3.50%, 05/01/2045 (11)(12)	732,307
	400,000	3.50%, 06/01/2045 (11)(12)	417,508
	400,000	5.00%, 05/01/2045 (11)(12)	444,329

			1,797,269

		FNMA - 6.4%
	600,000	3.00%, 05/01/2030 (11)(12)	627,862
	200,000	3.50%, 05/01/2030 (11)(12)	212,313
	3,700,000	3.50%, 05/01/2045 (11)(12)	3,876,328
	100,000	4.00%, 05/01/2030 (11)(12)	105,547
	2,000,000	4.00%, 05/01/2045 (11)(12)	2,137,149
	1,500,000	4.50%, 05/01/2045 (11)(12)	1,632,539
	400,000	5.00%, 05/01/2045 (11)(12)	445,509
	200,000	5.50%, 05/01/2045 (11)(12)	226,419

			9,263,666

		GNMA - 0.4%
	100,000	3.00%, 05/01/2045 (11)(12)	102,735
	100,000	3.50%, 05/01/2045 (11)(12)	105,492
	200,000	4.00%, 05/01/2045 (11)(12)	213,711
	200,000	4.00%, 06/01/2045 (11)(12)	213,445

			635,383

		Total U.S. Government Agencies (cost $11,714,059)	$11,696,318

COMMON STOCKS - 29.2%
		Automobiles & Components - 0.2%
	6,914	General Motors Co.	242,405
	1,700	Kia Motors Corp.	78,339

			320,744

		Banks - 0.8%
	105,609	Bank of China Ltd. Class H	72,364
	68,600	Bank of Communications Co., Ltd. Class H	70,319
	793	Canadian Imperial Bank of Commerce	63,677
	11,966	HSBC Holdings plc	119,534
	11,544	Industrial Bank of Korea	158,613
	16,084	National Bank of Canada	649,892

			1,134,399

		Capital Goods - 0.6%
	25,792	Asahi Glass Co., Ltd.	173,579
	29,425	Mitsui & Co., Ltd.	411,542
	13,983	Sumitomo Corp.	165,107
	1,277	Vinci S.A.	78,325

			828,553

		Commercial & Professional Services - 0.2%
	31,987	Dai Nippon Printing Co., Ltd.	330,445

		Consumer Durables & Apparel - 0.4%
	8,487	Coach, Inc.	324,288
	5,700	Panasonic Corp.	81,646
	26,751	Ruentex Industries Ltd.	65,681
	17,400	Yue Yuen Industrial Holdings Ltd.	66,115

			537,730

		Consumer Services - 0.2%
	193,337	SJM Holdings Ltd.	245,123

		Energy - 7.1%
	6,225	Antero Midstream Partners L.P.	155,625

The accompanying notes are an integral part of these financial statements.

100

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 29.2% - (continued)
	Energy - 7.1% - (continued)
16,822	Boardwalk Pipeline Partners L.P.	$294,553
3,850	Buckeye Partners L.P.	314,083
500	Columbia Pipeline Partners L.P. (13)	13,525
5,304	CVR Energy, Inc.	212,372
4,310	Delek Logistics Partners L.P.	181,236
10,240	Enbridge Energy Partners L.P.	380,314
4,000	Enbridge, Inc.	209,068
13,280	Energy Transfer Partners L.P.	767,318
11,673	Ensco plc Class A	318,439
32,957	Enterprise Products Partners L.P.	1,128,777
4,381	HollyFrontier Corp.	169,895
7,591	Kinder Morgan, Inc.	326,033
5,909	Magellan Midstream Partners L.P.	493,401
600	Marathon Petroleum Corp.	59,142
2,852	MarkWest Energy Partners L.P.	192,396
7,011	Memorial Production Partners L.P.	125,637
3,143	NGL Energy Partners L.P.	91,964
3,120	NuStar GP Holdings LLC	121,836
6,930	ONEOK Partners L.P.	290,714
3,655	Pembina Pipeline Corp.	127,206
7,021	Plains All American Pipeline L.P.	351,822
20,358	Repsol S.A.	419,659
5,615	Rice Midstream Partners L.P.	85,067
4,918	Royal Dutch Shell plc Class B	157,454
5,800	SemGroup Corp. Class A	488,302
11,494	Sunoco Logistics Partners L.P.	509,874
6,947	Targa Resources Partners L.P.	315,672
2,724	Teekay Corp.	135,410
600	Tesoro Corp.	51,498
4,000	TransCanada Corp.	185,661
16,370	Transocean Ltd.	293,249
36,722	Veresen, Inc.	552,124
5,215	Viper Energy Partners L.P.	107,481
4,790	Williams Cos., Inc.	245,200
16,130	Woodside Petroleum Ltd.	444,820

		10,316,827

	Food & Staples Retailing - 0.4%
7,200	Koninklijke Ahold N.V.	139,494
144,200	Metcash Ltd.	150,525
3,100	Wal-Mart Stores, Inc.	241,955

		531,974

	Food, Beverage & Tobacco - 0.2%
5,017	British American Tobacco Malaysia Bhd	94,179
100	Bunge Ltd.	8,637
3,045	Imperial Tobacco Group plc	148,689
2,172	Pilgrim’s Pride Corp.	53,648

		305,153

	Health Care Equipment & Services - 0.1%
263	Aetna, Inc.	28,107
863	Anthem, Inc.	130,252

		158,359

	Insurance - 1.4%
5,442	Ageas	204,468
595	Baloise Holding AG	77,431
16,540	CNP Assurances	297,281
12,500	Direct Line Insurance Group plc	61,026
1,104	Powszechny Zaklad Ubezpieczen S.A.	143,989
2,163	SCOR SE	77,850

Shares or Principal Amount		Market Value*
COMMON STOCKS - 29.2% - (continued)
	Insurance - 1.4% - (continued)
7,514	Swiss Re AG	$666,547
4,118	Talanx AG (13)	130,996
29,900	UnipolSai S.p.A.	83,671
881	Zurich Insurance Group AG	271,924

		2,015,183

	Materials - 0.6%
200	CF Industries Holdings, Inc.	57,494
11,597	Kumba Iron Ore Ltd.	156,419
1,600	LyondellBasell Industries N.V. Class A	165,632
28,583	Severstal PAO GDR	316,700
8,400	UPM-Kymmene Oyj	151,994

		848,239

	Media - 0.9%
3,583	Comcast Corp. Class A	206,954
3,527	Liberty Global plc Class A (13)	183,898
6,135	ProSiebenSat.1 Media AG	313,665
3,095	Reed Elsevier N.V. (14)	74,643
4,785	SES S.A.	165,918
15,012	Sky plc	247,517
5,531	Vivendi S.A.	138,655

		1,331,250

	Pharmaceuticals, Biotechnology & Life Sciences - 1.6%
2,200	AbbVie, Inc.	142,252
983	Amgen, Inc.	155,226
9,483	Eli Lilly & Co.	681,543
7,133	Johnson & Johnson	707,594
4,299	Otsuka Holdings Co., Ltd.	135,696
2,000	Shionogi & Co., Ltd.	65,929
7,003	Teva Pharmaceutical Industries Ltd. ADR	423,121
392	United Therapeutics Corp. (13)	62,598

		2,373,959

	Real Estate - 4.5%
33,154	American Capital Agency Corp. REIT	684,133
70,707	Annaly Capital Management, Inc. REIT	712,020
46,495	Chimera Investment Corp. REIT	706,259
10,047	Communications Sales & Leasing, Inc. REIT (13)	302,220
1,361,680	Evergrande Real Estate Group Ltd.	1,287,590
131,600	GPT Group REIT	463,796
10,900	Hongkong Land Holdings Ltd.	87,200
18,918	Intu Properties plc REIT	99,244
6,604	Lend Lease Group	83,443
19,101	Link REIT	118,483
83,895	MFA Financial, Inc. REIT	651,864
42,410	New World Development Co., Ltd.	56,251
218,393	Sino Land Co., Ltd.	384,232
1,479	Sun Hung Kai Properties Ltd.	24,564
10,845	Swire Pacific Ltd. Class A	146,269
59,391	Two Harbors Investment Corp. REIT	623,606
24,692	Wheelock & Co., Ltd.	139,039

		6,570,213

	Retailing - 0.8%
2,100	Best Buy Co., Inc.	72,765
2,800	Foot Locker, Inc.	166,460
3,286	Gap, Inc.	130,257
9,104	Kohl’s Corp.	652,302
800	Macy’s, Inc.	51,704
684	Williams-Sonoma, Inc.	50,294

		1,123,782

The accompanying notes are an integral part of these financial statements.

101

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 29.2% - (continued)
	Semiconductors & Semiconductor Equipment - 0.1%
4,202	Intel Corp.	$136,775
138,600	United Microelectronics Corp.	66,406

		203,181

	Software & Services - 0.5%
1,800	Computer Sciences Corp.	116,010
180	Constellation Software, Inc.	70,568
9,997	Microsoft Corp.	486,254

		672,832

	Technology Hardware & Equipment - 1.1%
4,425	Apple, Inc.	553,789
58,374	Asustek Computer, Inc.	618,434
38,800	Gigabyte Technology Co., Ltd.	47,080
4,100	Hewlett-Packard Co.	135,177
2,490	Qualcomm, Inc.	169,320

		1,523,800

	Telecommunication Services - 4.1%
16,187	AT&T, Inc.	560,718
3,120	BCE, Inc.	137,549
17,544	Belgacom S.A.	653,423
540,001	Bezeq The Israeli Telecommunication Corp. Ltd.	1,022,785
17,825	CenturyLink, Inc.	640,987
30,914	DiGi.Com Bhd	52,116
5,959	Elisa Oyj	182,556
24,664	Far EasTone Telecommunications Co., Ltd.	58,805
7,489	Frontier Communications Co.	51,374
14,983	Hellenic Telecommunications Organization S.A. (13)	136,194
28,352	Koninklijke KPN N.V.	105,122
346	Nippon Telegraph & Telephone Corp.	23,364
8,815	NTT DoCoMo, Inc.	156,135
2,800	Orange S.A.	46,120
357,200	Safaricom Ltd.	65,701
448	SK Telecom Co., Ltd.	120,052
183	Swisscom AG	108,795
30,600	Telefonica Brasil S.A. (Preference Shares)	507,808
447,900	Telekomunikasi Indonesia Persero Tbk PT	90,082
11,455	Telenor ASA	258,713
19,092	TeliaSonera AB	118,697
10,100	Telstra Corp. Ltd.	49,649
3,400	TELUS Corp.	117,598
61,800	Total Access Communication PCL NVDR	162,342
2,080	Verizon Communications, Inc.	104,915
91,300	Vodafone Group plc	321,669
8,373	Windstream Holdings, Inc.	97,793

		5,951,062

	Transportation - 0.8%
5,244	Abertis Infraestructuras S.A.	96,631
4,494	Air New Zealand Ltd.	9,235
108	AP Moeller - Maersk AS Class B	214,335
95,876	Hutchison Port Holdings Trust UNIT	64,598
324,067	Hutchison Port Holdings Trust NPV UNIT	218,344
5,100	Japan Airlines Co., Ltd.	170,045
6,000	Singapore Airlines Ltd.	55,285
7,318	West Japan Railway Co.	405,296

		1,233,769

Shares or Principal Amount			Market Value*
COMMON STOCKS - 29.2% - (continued)
		Utilities - 2.6%
	17,162	CEZ AS	$445,872
	26,000	Cheung Kong Infrastructure Holdings Ltd.	220,256
	10,412	Cia de Saneamento Basico do Estado de Sao Paulo ADR	61,327
	1,874	Consolidated Edison, Inc.	115,345
	1,355	DTE Energy Co.	107,899
	1,857	Duke Energy Corp.	144,047
	8,215	Electrica, S.A. GDR (2)(13)	98,580
	7,372	Entergy Corp.	568,971
	221	Exelon Corp.	7,518
	2,500	Fortum Oyj	49,368
	5,299	GDF Suez	107,815
	190,000	Guangdong Investment Ltd.	283,321
	16,771	Iberdrola S.A.	112,253
	11,775	National Grid plc	158,413
	1,330	NextEra Energy, Inc.	134,237
	3,053	PG&E Corp.	161,565
	10,953	PGE Polska Grupa Energetyczna S.A.	63,025
	3,801	Pinnacle West Capital Corp.	232,621
	2,089	Southern Co.	92,543
	7,545	SSE plc	178,769
	8,472	Suez Environnement Co.	172,789
	3,555	UGI Corp.	123,750
	3,000	Veolia Environnement S.A.	63,480

			3,703,764

		Total Common Stocks (cost $41,275,767)	$42,260,341

CONVERTIBLE BONDS - 0.0%
		Home Builders - 0.0%
		M/I Homes, Inc.
$	20,000	3.00%, 03/01/2018	$19,775

		Oil & Gas - 0.0%
		Cobalt International Energy, Inc.
	30,000	2.63%, 12/01/2019	23,025

		Total Convertible Bonds (cost $47,756)	42,800

RIGHTS - 0.0%
		Insurance - 0.0%
	59,800	UnipolSai S.p.A. (13)(14)(15)	$—

		Software & Services - 0.0%
	180	Constellation Software, Inc. (13)	54

		Total Rights (cost $52)	$54

		Total Long-Term Investments (cost $145,045,117)	$143,507,488

SHORT-TERM INVESTMENTS - 7.0%
		Other Investment Pools & Funds - 7.0%
	10,049,422	Federated Prime Obligations Fund	10,049,422

		Total Short-Term Investments (cost $10,049,422)	10,049,422

The accompanying notes are an integral part of these financial statements.

102

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Total Investments Excluding Purchased Options (cost $155,094,539)	106.2%	$153,556,910

Total Purchased Options (cost $75,561)	0.0%	$38,119

Total Investments (cost $155,170,100) ^	106.2%	$153,595,029
Other Assets and Liabilities	(6.2)%	(8,986,382)

Total Net Assets	100.0%	$144,608,647

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $155,150,554 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,520,130
Unrealized Depreciation	(5,075,655)

Net Unrealized (Depreciation)	$(1,555,525)

The accompanying notes are an integral part of these financial statements.

103

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $7,194,463, which represents 5.0% of total net assets.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $11,270,386, which represents 8.0% of total net assets.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(6)	This security may pay interest in additional principal instead of cash.

(7)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2015.

(10)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)	Represents or includes a TBA transaction.

(12)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities were $11,714,059 at April 30, 2015.

(13)	Non-income producing.

(14)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2015	3,095	Reed Elsevier N.V.	$75,097
02/2015	29,900	UnipolSai S.p.A. Rights	—
02/2015	29,900	UnipolSai S.p.A. Rights	—

			$75,097

At April 30, 2015, the aggregate value of these securities were $74,643, which represents 0.1% of total net assets.

(15)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

OTC Option Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value*	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
BRL Call/USD Put	JPM	2.42 BRL per USD	09/28/15	BRL	600,000	$83	$4,273	$(4,190)
BRL Call/USD Put	BOA	2.97 BRL per USD	06/02/15	BRL	990,000	4,549	7,690	(3,141)
CNY Call/USD Put	DEUT	6.15 CNY per USD	05/07/15	CNY	10,640,000	767	3,633	(2,866)
EUR Call/USD Put	BOA	1.14 EUR per USD	08/20/15	EUR	255,000	4,856	8,188	(3,332)

The accompanying notes are an integral part of these financial statements.

104

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2015 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value*	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts: - (continued)
Calls - (continued)
EUR Call/USD Put	BNP	1.12 EUR per USD	06/02/15	EUR	320,000	$6,996	$5,102	$1,894
EUR Call/USD Put	BOA	1.27 EUR per USD	01/07/16	EUR	1,845,000	4,756	27,515	(22,759)
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	3,145,000	1,330	1,375	(45)
MYR Call/USD Put	GSC	3.65 MYR per USD	05/22/15	MYR	1,040,000	6,678	6,170	508
RUB Call/USD Put	BOA	51.49 RUB per USD	05/14/15	RUB	1,000,000	475	644	(169)
RUB Call/USD Put	GSC	36.97 RUB per USD	09/02/15	RUB	9,000,000	267	3,254	(2,987)
TRY Call/USD Put	BOA	2.72 TRY per USD	06/29/15	TRY	770,000	7,362	7,716	(354)

Total Calls					29,605,000	$38,119	$75,560	$(37,441)

Total purchased option contracts					29,605,000	$38,119	$75,560	$(37,441)

OTC Swaption Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value*	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.EUR.23	BOA	262.50 EUR	05/20/15	EUR	(6,400,000)	$(25,477)	$(68,189)	$42,712
Credit Default Swaption ITRAXX.EUR.23	CSI	287.50 EUR	05/20/15	EUR	(6,400,000)	(80,788)	(68,720)	(12,068)

Total Calls					(12,800,000)	$(106,265)	$(136,909)	$30,644

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.EUR.23	BOA	262.50 EUR	05/20/15	EUR	(6,400,000)	$(69,721)	$(54,210)	$(15,511)
Credit Default Swaption ITRAXX.EUR.23	CSI	287.50 EUR	05/20/15	EUR	(6,400,000)	(34,376)	(54,976)	20,600

Total Puts					(12,800,000)	$(104,097)	$(109,186)	$5,089

Futures Contracts Outstanding at April 30, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Long Gilt Future	10	06/26/2015	$1,824,784	$1,822,368	$(2,416)
U.S. Treasury 2-Year Note Future	4	06/30/2015	876,632	877,063	431
U.S. Treasury 5-Year Note Future	75	06/30/2015	9,058,806	9,009,961	(48,845)
U.S. Treasury CME Ultra Long Term Bond Future	4	06/19/2015	645,892	658,000	12,108
U.S. Treasury Long Bond Future	29	06/19/2015	4,701,225	4,628,219	(73,006)

Total					$(111,728)

Short position contracts:
90-Day Euro Future	30	12/14/2015	$7,455,313	$7,454,250	$1,063
Euro-Bund Future	5	06/08/2015	875,802	870,531	5,271
U.S. Treasury 10-Year Note Future	45	06/19/2015	5,774,356	5,776,875	(2,519)

Total					$3,815

Total futures contracts					$(107,913)

The accompanying notes are an integral part of these financial statements.

105

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.06-1	JPM	USD	2,749	(0.18%)	07/25/45	$69	$—	$52	$(17)
ABX.HE.AAA.06-1	JPM	USD	8,248	(0.18%)	07/25/45	202	—	157	(45)
ABX.HE.AAA.06-2	JPM	USD	357,728	(0.11%)	05/25/46	70,778	—	67,922	(2,856)
ABX.HE.AAA.07	MSC	USD	429,090	(0.09%)	08/25/37	108,996	—	101,683	(7,313)
ABX.HE.AAA.07-1	MSC	USD	147,116	(0.09%)	08/25/37	35,485	—	34,863	(622)
ABX.HE.AAA.07-1	GSC	USD	93,991	(0.09%)	08/25/37	23,344	—	22,274	(1,070)
ABX.HE.AAA.07-1	MSC	USD	310,579	(0.09%)	08/25/37	74,930	—	73,599	(1,331)
ABX.HE.AAA.07-1	JPM	USD	81,731	(0.09%)	08/25/37	21,055	—	19,368	(1,687)
ABX.HE.AAA.07-1	GSC	USD	281,973	(0.09%)	08/25/37	69,673	—	66,821	(2,852)
CMBX.NA.A.7	JPM	USD	170,000	(2.00%)	01/17/47	—	(3,522)	(775)	2,747
CMBX.NA.A.7	JPM	USD	40,000	(2.00%)	01/17/47	—	(77)	(182)	(105)
CMBX.NA.AA.2	CSI	USD	570,421	(0.15%)	03/15/49	156,811	—	182,520	25,709
CMBX.NA.AA.2	CSI	USD	84,856	(0.15%)	03/15/49	26,198	—	27,152	954
CMBX.NA.AA.2	CSI	USD	193,283	(0.15%)	03/15/49	61,278	—	61,846	568
CMBX.NA.AA.7	CSI	USD	630,000	(1.50%)	01/17/47	—	(5,237)	(2,148)	3,089
CMBX.NA.AA.7	CSI	USD	85,000	(1.50%)	01/17/47	462	—	(290)	(752)
CMBX.NA.AA.7	CSI	USD	290,000	(1.50%)	01/17/47	—	(70)	(988)	(918)
CMBX.NA.AA.7	CSI	USD	145,000	(1.50%)	01/17/47	677	—	(494)	(1,171)
CMBX.NA.AJ.1	JPM	USD	85,000	(0.84%)	10/12/52	1,645	—	1,287	(358)
CMBX.NA.AJ.1	JPM	USD	255,000	(0.84%)	10/12/52	5,395	—	3,862	(1,533)
CMBX.NA.AJ.2	JPM	USD	238,001	(1.09%)	03/15/49	17,871	—	19,771	1,900
CMBX.NA.AJ.2	JPM	USD	79,334	(1.09%)	03/15/49	6,670	—	6,590	(80)
CMBX.NA.AJ.4	JPM	USD	647,437	(0.96%)	02/17/51	115,795	—	118,337	2,542
CMBX.NA.AJ.4	GSC	USD	129,525	(0.96%)	02/17/51	21,941	—	23,675	1,734
CMBX.NA.AJ.4	GSC	USD	84,689	(0.96%)	02/17/51	14,607	—	15,479	872
CMBX.NA.AJ.4	GSC	USD	49,827	(0.96%)	02/17/51	8,376	—	9,108	732
CMBX.NA.AJ.4	CSI	USD	174,310	(0.96%)	02/17/51	32,262	—	31,860	(402)
CMBX.NA.AJ.4	CSI	USD	59,763	(0.96%)	02/17/51	11,786	—	10,924	(862)
CMBX.NA.AJ.4	CSI	USD	109,566	(0.96%)	02/17/51	20,934	—	20,026	(908)
CMBX.NA.AJ.4	MSC	USD	84,665	(0.96%)	02/17/51	16,898	—	15,475	(1,423)
CMBX.NA.AJ.4	MSC	USD	84,665	(0.96%)	02/17/51	16,899	—	15,475	(1,424)
CMBX.NA.AJ.4	CSI	USD	393,443	(0.96%)	02/17/51	76,678	—	71,912	(4,766)
CMBX.NA.AJ.4	JPM	USD	403,403	(0.96%)	02/17/51	79,465	—	73,733	(5,732)
CMBX.NA.AM.2	JPM	USD	345,000	(0.50%)	03/15/49	2,523	—	1,547	(976)
CMBX.NA.AM.2	JPM	USD	1,025,000	(0.50%)	03/15/49	12,943	—	4,597	(8,346)
CMBX.NA.AM.4	CSI	USD	50,000	(0.50%)	02/17/51	1,410	—	1,122	(288)
CMBX.NA.AM.4	JPM	USD	155,000	(0.50%)	02/17/51	6,770	—	3,478	(3,292)
CMBX.NA.AS.6	CSI	USD	385,000	(1.00%)	05/11/63	664	—	(189)	(853)
CMBX.NA.AS.6	CSI	USD	130,000	(1.00%)	05/11/63	1,069	—	(64)	(1,133)
CMBX.NA.AS.7	CSI	USD	190,000	(1.00%)	01/17/47	824	—	1,288	464
CMBX.NA.AS.7	CSI	USD	65,000	(1.00%)	01/17/47	1,044	—	441	(603)
CMBX.NA.AS.7	CSI	USD	250,000	(1.00%)	01/17/47	4,338	—	1,695	(2,643)

Total						$1,128,765	$(8,906)	$1,104,809	$(15,050)

Sell protection:
CDX.EM.22	BNP	USD	6,645,500	1.00%	12/20/19	$—	$(852,898)	$(708,349)	$144,549
CDX.EMS.23	CBK	USD	350,000	1.00%	06/20/20	—	(33,020)	(31,016)	2,004
CMBX.BB.7	CSI	USD	180,000	5.00%	01/17/47	—	(2,781)	(1,572)	1,209
CMBX.NA.	CSI	USD	205,000	0.50%	05/11/63	—	(4,622)	(2,747)	1,875
CMBX.NA.A.2	JPM	USD	32,425	0.25%	03/15/49	—	(21,068)	(20,643)	425
CMBX.NA.A.2	BOA	USD	97,275	0.25%	03/15/49	—	(55,495)	(61,928)	(6,433)
CMBX.NA.AAA.6	BCLY	USD	10,035,000	0.50%	05/11/63	—	(144,656)	(134,486)	10,170
CMBX.NA.AAA.6	CSI	USD	3,105,000	0.50%	05/11/63	—	(51,662)	(41,612)	10,050
CMBX.NA.AAA.6	MSC	USD	950,000	0.50%	05/11/63	—	(20,751)	(12,732)	8,019
CMBX.NA.AAA.6	CSI	USD	1,140,000	0.50%	05/11/63	—	(22,871)	(15,278)	7,593
CMBX.NA.AAA.6	CSI	USD	109,000	0.50%	05/11/63	—	(2,607)	(1,461)	1,146

The accompanying notes are an integral part of these financial statements.

106

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.AAA.6	BOA	USD	80,000	0.50%	05/11/63	$—	$(2,091)	$(1,073)	$1,018
CMBX.NA.AAA.6	MSC	USD	499,000	0.50%	05/11/63	—	(7,317)	(6,472)	845
CMBX.NA.BB.6	CSI	USD	55,000	5.00%	10/17/57	—	(3,359)	(3,089)	270
CMBX.NA.BB.6	CSI	USD	505,000	5.00%	05/11/63	3,448	—	4,866	1,418
CMBX.NA.BB.6	CSI	USD	15,000	5.00%	05/11/63	—	—	160	160
CMBX.NA.BB.6	CSI	USD	350,000	5.00%	05/11/63	5,948	—	3,372	(2,576)
CMBX.NA.BB.6	CSI	USD	540,000	5.00%	05/11/63	8,726	—	5,203	(3,523)
CMBX.NA.BB.7	JPM	USD	625,000	5.00%	01/17/47	581	—	(5,459)	(6,040)
CMBX.NA.BB.8	BOA	USD	120,000	5.00%	10/17/57	—	(8,673)	(6,739)	1,934
CMBX.NA.BB.8	CSI	USD	40,000	5.00%	10/17/57	—	(2,914)	(2,246)	668
CMBX.NA.BB.8	CSI	USD	55,000	5.00%	10/17/57	—	(3,481)	(3,088)	393
CMBX.NA.BB.8	GSC	USD	55,000	5.00%	10/17/57	—	(2,906)	(3,089)	(183)
CMBX.NA.BB.8	GSC	USD	110,000	5.00%	10/17/57	—	(5,894)	(6,192)	(298)
PrimeX.ARM.2	JPM	USD	271,121	4.58%	12/25/37	8,646	—	11,458	2,812
PrimeX.ARM.2	JPM	USD	90,783	4.58%	12/25/37	2,778	—	3,825	1,047

Total						$30,127	$(1,249,066)	$(1,040,387)	$178,552

Total traded indices						$1,158,892	$(1,257,972)	$64,422	$163,502

Credit default swaps on single-name issues:
Buy protection:
Brazil (Federative Republic of)	GSC	USD	115,000	(1.00%)/2.21%	12/20/19	$4,615	$—	$5,929	$1,314
Brazil (Federative Republic of)	JPM	USD	100,000	(1.00%)/2.21%	12/20/19	4,708	—	5,156	448
Russia (Federation of)	GSC	USD	20,000	(1.00%)/3.51%	12/20/19	4,026	—	2,068	(1,958)

Total						$13,349	$—	$13,153	$(196)

Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	BCLY	USD	500,000	1.00%/0.51%	06/20/19	$6,921	$—	$10,510	$3,589
Bank of America Corp.	GSC	USD	1,425,000	1.00%/0.55%	09/20/19	21,438	—	28,991	7,553
Citigroup, Inc.	GSC	USD	500,000	1.00%/0.61%	06/20/19	6,119	—	8,402	2,283
Citigroup, Inc.	GSC	USD	1,425,000	1.00%/0.66%	09/20/19	22,648	—	22,520	(128)
Goldman Sachs Group, Inc.	BCLY	USD	250,000	1.00%/0.72%	06/20/19	1,965	—	3,158	1,193
Goldman Sachs Group, Inc.	CSI	USD	725,000	1.00%/0.76%	09/20/19	9,997	—	8,288	(1,709)
Morgan Stanley	GSC	USD	250,000	1.00%/0.64%	06/20/19	2,860	—	3,895	1,035
Morgan Stanley	BCLY	USD	725,000	1.00%/0.68%	09/20/19	10,599	—	10,705	106
Penerbangan Malaysia Bhd	JPM	USD	100,000	1.00%/1.21%	06/20/20	—	(1,152)	(936)	216

Total						$82,547	$(1,152)	$95,533	$14,138

Total single-name issues						$95,896	$(1,152)	$108,686	$13,942

Total OTC contracts						$1,254,788	$(1,259,124)	$173,108	$177,444

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

107

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding April 30, 2015
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value*	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ITRAXX.EUR.23	EUR	1,088,000	(1.00%)	06/20/20	$(23,037)	$(24,699)	$(1,662)
ITRAXX.XOV.22	EUR	2,513,000	(5.00%)	12/20/19	(242,645)	(290,077)	(47,432)

Total					$(265,682)	$(314,776)	$(49,094)

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.23	USD	98,000	5.00%	12/20/19	$8,072	$8,579	$507
CDX.NA.HY.24	USD	14,505,000	5.00%	06/20/20	1,112,750	1,113,851	1,101
CDX.NA.IG.23	USD	4,768,000	1.00%	12/20/19	83,864	83,417	(447)
CDX.NA.IG.24	USD	135,000	1.00%	06/20/20	2,461	2,540	79
ITRAXX.XOV.23	EUR	425,000	5.00%	06/20/20	47,265	51,012	3,747

Total					$1,254,412	$1,259,399	$4,987

Total					$988,730	$944,623	$(44,107)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015
Counter- party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
DEUT	1.46% Fixed	CPURNSA	USD	2,460,000	03/02/17	$—	$—	$528	$528
DEUT	1.48% Fixed	CPURNSA	USD	1,145,000	03/02/17	—	—	(156)	(156)
BCLY	1.53% Fixed	CPURNSA	USD	1,211,000	03/03/17	—	—	(1,164)	(1,164)
DEUT	1.98% Fixed	CPURNSA	USD	1,835,000	04/02/25	—	—	23,544	23,544

Total						$—	$—	$22,752	$22,752

OTC Total Return Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
JPM Corp EMBI	JPM	USD	2,900,000	3M LIBOR - 1.25%		06/24/15	$—	$—	$(121,757)	$(121,757)
JPM EMBI Plus	JPM	USD	9,750,000	(3M LIBOR + 0.63%	)	06/22/15	—	—	294,763	294,763

Total							$—	$—	$173,006	$173,006

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
BRL	Buy	05/05/15	GSC	$50,107	$49,698	$(409)
BRL	Buy	05/05/15	UBS	146,845	140,810	(6,035)
BRL	Buy	06/02/15	GSC	841,902	859,558	17,656
BRL	Sell	05/05/15	UBS	50,107	49,698	409
BRL	Sell	05/05/15	GSC	47,809	49,698	(1,889)
BRL	Sell	05/05/15	UBS	85,498	91,113	(5,615)
BRL	Sell	06/02/15	UBS	145,458	139,432	6,026
CAD	Buy	06/17/15	RBC	200,387	198,791	(1,596)
CAD	Sell	06/17/15	TDB	190,275	198,791	(8,516)
CHF	Sell	06/17/15	CSI	1,437,083	1,512,941	(75,858)

The accompanying notes are an integral part of these financial statements.

108

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
COP	Buy	06/17/15	SCB	$63,491	$69,627	$6,136
COP	Buy	06/17/15	SSG	72,579	76,105	3,526
COP	Sell	06/17/15	BOA	32,776	36,113	(3,337)
COP	Sell	06/17/15	JPM	35,954	40,086	(4,132)
COP	Sell	06/17/15	UBS	62,003	68,254	(6,251)
COP	Sell	06/17/15	JPM	68,899	76,105	(7,206)
COP	Sell	06/17/15	SCB	207,817	230,594	(22,777)
CZK	Sell	06/17/15	BNP	144,843	146,957	(2,114)
EUR	Buy	05/04/15	DEUT	5,104	5,157	53
EUR	Buy	05/29/15	DEUT	1,050,537	1,086,216	35,679
EUR	Buy	06/17/15	BOA	380,024	387,628	7,604
EUR	Buy	06/17/15	BNP	318,414	325,833	7,419
EUR	Buy	06/17/15	BNP	144,156	146,063	1,907
EUR	Buy	06/17/15	NAB	8,505	8,989	484
EUR	Buy	06/17/15	RBS	7,420	7,865	445
EUR	Sell	05/29/15	DEUT	4,907,215	5,073,877	(166,662)
EUR	Sell	06/17/15	BCLY	97,749	101,120	(3,371)
EUR	Sell	06/17/15	UBS	140,227	144,939	(4,712)
EUR	Sell	06/17/15	RBC	183,462	193,252	(9,790)
EUR	Sell	06/17/15	BCLY	669,906	713,461	(43,555)
EUR	Sell	06/17/15	NAB	4,318,272	4,563,903	(245,631)
EUR	Sell	06/17/15	RBS	4,304,376	4,562,780	(258,404)
EUR	Sell	09/18/15	SSG	194,018	168,774	25,244
EUR	Sell	03/15/17	BOA	290,269	309,532	(19,263)
EUR	Sell	03/15/17	BOA	924,421	949,233	(24,812)
GBP	Sell	05/29/15	GSC	330,574	337,627	(7,053)
GBP	Sell	06/17/15	BOA	172,452	171,862	590
GBP	Sell	06/17/15	BCLY	366,064	372,879	(6,815)
GBP	Sell	06/17/15	RBS	365,974	372,878	(6,904)
HKD	Sell	03/03/16	GSC	203,116	203,230	(114)
IDR	Buy	06/17/15	DEUT	46,799	46,887	88
IDR	Sell	06/17/15	UBS	140,743	144,554	(3,811)
INR	Buy	06/17/15	BCLY	193,384	189,497	(3,887)
INR	Buy	06/17/15	JPM	1,317,658	1,311,706	(5,952)
KZT	Sell	05/18/15	JPM	103,640	109,870	(6,230)
MXN	Buy	05/04/15	JPM	168,995	168,097	(898)
MXN	Buy	06/17/15	JPM	122,409	120,819	(1,590)
MXN	Buy	06/17/15	JPM	122,534	120,818	(1,716)
MXN	Buy	06/17/15	GSC	414,437	403,378	(11,059)
MXN	Sell	06/17/15	GSC	125,538	122,118	3,420
MXN	Sell	06/17/15	BOA	143,799	141,474	2,325
MXN	Sell	06/17/15	RBC	370,114	375,186	(5,072)
MXN	Sell	06/17/15	MSC	370,091	375,252	(5,161)
MYR	Buy	06/17/15	DEUT	78,378	81,079	2,701
NOK	Sell	06/17/15	CBK	260,942	279,706	(18,764)
RON	Buy	06/17/15	BNP	332,419	355,006	22,587
RON	Sell	06/17/15	CBK	332,360	355,005	(22,645)
RSD	Buy	09/18/15	SSG	181,397	165,434	(15,963)
RUB	Buy	05/15/15	CSI	318,886	313,935	(4,951)
RUB	Sell	05/15/15	JPM	312,212	313,935	(1,723)
TRY	Sell	06/17/15	JPM	110,371	108,809	1,562
TRY	Sell	06/17/15	JPM	170,315	169,300	1,015
TRY	Sell	06/17/15	JPM	101,281	103,277	(1,996)
UYU	Sell	06/17/15	HSBC	373,467	375,140	(1,673)
ZAR	Buy	05/04/15	JPM	32,959	33,710	751
ZAR	Buy	06/17/15	DEUT	178,661	175,958	(2,703)
ZAR	Sell	06/17/15	SSG	155,587	157,279	(1,692)
ZAR	Sell	06/17/15	BCLY	171,479	175,958	(4,479)

Total						$(917,159)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

109

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KZT	Kazakhstani Tenge
MUR	Mauritian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
RON	New Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CMBX.NA	Markit Commercial Mortgage Backed North American
CME	Chicago Mercantile Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
EMBI	Emerging Markets Bond Index
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
MSCI	Morgan Stanley Capital International
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
ADR	American Depositary Receipt
CME	Chicago Mercantile Index
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

110

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$15,006,483	$—	$15,006,483	$—
Corporate Bonds	25,894,036	—	25,894,036	—
Foreign Government Obligations	9,844,829	—	9,844,829	—
Municipal Bonds	498,543	—	498,543	—
Senior Floating Rate Interests	38,264,084	—	38,264,084	—
U.S. Government Agencies	11,696,318	—	11,696,318	—
Common Stocks
Automobiles & Components	320,744	242,405	78,339	—
Banks	1,134,399	713,569	420,830	—
Capital Goods	828,553	—	828,553	—
Commercial & Professional Services	330,445	—	330,445	—
Consumer Durables & Apparel	537,730	324,288	213,442	—
Consumer Services	245,123	—	245,123	—
Energy	10,316,827	9,001,645	1,315,182	—
Food & Staples Retailing	531,974	241,955	290,019	—
Food, Beverage & Tobacco	305,153	62,285	242,868	—
Health Care Equipment & Services	158,359	158,359	—	—
Insurance	2,015,183	—	2,015,183	—
Materials	848,239	539,826	308,413	—
Media	1,331,250	390,852	940,398	—
Pharmaceuticals, Biotechnology & Life Sciences	2,373,959	2,172,334	201,625	—
Real Estate	6,570,213	3,767,302	2,802,911	—
Retailing	1,123,782	1,123,782	—	—
Semiconductors & Semiconductor Equipment	203,181	136,775	66,406	—
Software & Services	672,832	672,832	—	—
Technology Hardware & Equipment	1,523,800	858,286	665,514	—
Telecommunication Services	5,951,062	2,284,443	3,666,619	—
Transportation	1,233,769	—	1,233,769	—
Utilities	3,703,764	1,749,823	1,953,941	—
Convertible Bonds	42,800	—	42,800	—
Rights	54	54	—	—
Short-Term Investments	10,049,422	10,049,422	—	—
Purchased Options	38,119	—	38,119	—

Total	$153,595,029	$34,490,237	$119,104,792	$—

Foreign Currency Contracts (2)	$147,627	$—	$147,627	$—
Futures Contracts (2)	18,873	18,873	—	—
Swaps - Credit Default (2)	262,087	—	262,087	—
Swaps - Interest Rate (2)	24,072	—	24,072	—
Swaps - Total Return (2)	294,763	—	294,763	—

Total	$747,422	$18,873	$728,549	$—

Liabilities
Foreign Currency Contracts (2)	$(1,064,786)	$—	$(1,064,786)	$—
Futures Contracts (2)	(126,786)	(126,786)	—	—
Swaps - Credit Default (2)	(128,750)	—	(128,750)	—
Swaps - Interest Rate (2)	(1,320)	—	(1,320)	—
Swaps - Total Return (2)	(121,757)	—	(121,757)	—
Written Options	(210,362)	—	(210,362)	—

Total	$(1,653,761)	$(126,786)	$(1,526,975)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $410,906 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

The accompanying notes are an integral part of these financial statements.

111

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Corporate Bonds	Swaps	Total
Beginning balance	$5,135,231	$220,000	$9,175	$5,364,406
Purchases	317,436	—	—	317,436
Sales	(1,064,322)	—	—	(1,064,322)
Accrued discounts/(premiums)	36,927	—	—	36,927
Total realized gain/(loss)	67,025	—	—	67,025
Net change in unrealized appreciation/depreciation	(4,782)	—	—	(4,782)
Transfers into Level 3 (1)	—	—	—	—
Transfers out of Level 3 (1)	(4,487,515)	(220,000)	(9,175)	(4,716,690)

Ending balance	$—	$—	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $0.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

112

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113

Hartford Funds – Mixed-Asset Funds

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Assets:
Investments in securities, at market value	$770,251,508	$6,389,145,219	$—
Investments in affiliated investment companies, at market value	—	—	1,968,884,252
Cash	41,750	404,106	—
Cash collateral	—	4,837,096	—
Foreign currency on deposit with custodian	—	50,950	—
Unrealized appreciation on foreign currency contracts	—	199,179	—
Unrealized appreciation on OTC swap contracts	—	1,272,878	—
Receivables:
Investment securities sold	10,114,918	35,602,851	160,378
Fund shares sold	2,412,148	28,033,394	3,983,888
Dividends and interest	2,323,480	39,627,798	1,502,828
Variation margin on financial derivative instruments	—	518,803	—
OTC swap premiums paid	—	425,423	—
Other assets	61,062	213,223	78,448

Total assets	785,204,866	6,500,330,920	1,974,609,794

Liabilities:
Unrealized depreciation on foreign currency contracts	—	1,466,303	—
Bank overdraft	—	—	—
Cash collateral	—	915,000	—
Unrealized depreciation on OTC swap contracts	—	38,423	—
TBA sale commitments, at market value	3,726,188	—	—
Payables:
Investment securities purchased	5,991,759	69,878,855	1,502,828
Fund shares redeemed	953,113	10,496,525	2,129,764
Investment management fees	424,296	2,946,461	—
Variation margin on financial derivative instruments	15,449	—	—
Distribution fees	254,795	2,464,981	681,634
Accrued expenses	144,999	548,780	251,851
Written options	—	—	—
OTC Swap premiums received	—	1,914,539	—

Total liabilities	11,510,599	90,669,867	4,566,077

Net assets	$773,694,267	$6,409,661,053	$1,970,043,717

Summary of Net Assets:
Capital stock and paid-in-capital	$715,048,401	$5,824,445,200	$1,612,485,200
Undistributed (distributions in excess of) net investment income	525,792	12,073,097	(50,424,625)
Accumulated net realized gain (loss)	(110,591,536)	42,054,560	170,430,766
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	168,711,610	531,088,196	237,552,376

Net assets	$773,694,267	$6,409,661,053	$1,970,043,717

Shares authorized	910,000,000	1,450,000,000	1,000,000,000

Par value	$0.001	$0.001	$0.001

Class A: Net asset value per share	$21.22	$13.68	$11.01

Maximum offering price per share	$22.46	$14.48	$11.65

Shares outstanding	28,776,936	189,307,635	132,405,089

Net Assets	$610,603,543	$2,589,196,531	$1,458,193,814

Class B: Net asset value per share	$21.10	$13.64	$10.95

Shares outstanding	324,134	1,144,198	9,399,255

Net Assets	$6,838,004	$15,608,934	$102,965,266

Class C: Net asset value per share	$21.21	$13.51	$10.95

Shares outstanding	7,081,721	169,653,991	32,181,615

Net Assets	$150,227,379	$2,292,024,702	$352,467,333

Class I: Net asset value per share	$21.23	$13.68	$11.03

Shares outstanding	5,012	93,027,507	3,304,405

Net Assets	$106,398	$1,272,559,056	$36,435,303

The accompanying notes are an integral part of these financial statements.

114

Hartford Funds – Mixed-Asset Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

The Hartford Global All-Asset Fund	Hartford Multi-Asset Income Fund

$429,595,506	$153,595,029
—	—
—	51,339
9,383,129	3,387,741
141,720	22,306
3,656,495	147,627
2,059,664	575,488

26,412,436	1,736,495
116,071	369,047
1,190,306	921,084
—	29,908
2,650	1,254,788
127,169	93,135

472,685,146	162,183,987

7,449,220	1,064,786
2,592,871	—
—	715,000
395,907	202,286
18,353,019	—

27,873,678	14,005,981
937,987	2,717
331,198	88,526
134,590	5,915
135,474	7,423
128,989	13,220
78,025	210,362
1,376,797	1,259,124

59,787,755	17,575,340

$412,897,391	$144,608,647

$380,318,572	$148,512,266
(3,851,235)	(58,136)
15,930,073	(1,608,917)
20,499,981	(2,236,566)

$412,897,391	$144,608,647

700,000,000	500,000,000

$0.001	$0.001

$11.36	$9.86

$12.02	$10.32

16,385,732	1,167,443

$186,141,854	$11,508,195

$—	$—

—	—

$—	$—

$11.29	$9.85

10,179,645	479,149

$114,970,423	$4,721,412

$11.38	$9.86

6,494,277	280,714

$73,892,335	$2,768,084

The accompanying notes are an integral part of these financial statements.

115

Hartford Funds – Mixed-Asset Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Class R3: Net asset value per share	$21.43	$13.72	$10.98

Shares outstanding	42,786	8,944,918	1,209,219

Net Assets	$917,107	$122,727,305	$13,277,433

Class R4: Net asset value per share	$21.47	$13.72	$10.99

Shares outstanding	40,803	4,641,583	376,514

Net Assets	$875,909	$63,702,266	$4,137,600

Class R5: Net asset value per share	$21.49	$13.74	$11.02

Shares outstanding	7,676	1,605,307	232,834

Net Assets	$164,935	$22,055,333	$2,566,968

Class R6: Net asset value per share	$—	$13.80	$—

Shares outstanding	—	2,755	—

Net Assets	$—	$38,009	$—

Class Y: Net asset value per share	$21.50	$13.80	$—

Shares outstanding	184,197	2,300,544	—

Net Assets	$3,960,992	$31,748,917	$—

Cost of investments	$601,417,079	$5,861,837,043	$—
Cost of investments in affiliated investment companies	$—	$—	$1,731,331,876
Cost of foreign currency on deposit with custodian	$—	$46,790	$—
Proceeds of TBA sale commitments	$3,721,016	$—	$—
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

116

Hartford Funds – Mixed-Asset Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

The Hartford Global All-Asset Fund	Hartford Multi-Asset Income Fund
$11.39	$9.86

229,557	207,586

$2,614,553	$2,046,955

$11.48	$9.86

131,413	208,194

$1,509,235	$2,053,087

$11.38	$9.86

250,393	208,579

$2,848,796	$2,056,976

$—	$—

—	—

$—	$—

$11.37	$9.86

2,718,306	12,109,303

$30,920,195	$119,453,938

$407,026,023	$155,170,100
$—	$—
$141,428	$22,297
$18,357,426	$—
$80,630	$246,095

The accompanying notes are an integral part of these financial statements.

117

Hartford Funds – Mixed-Asset Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Investment Income:
Dividends	$5,393,862	$43,300,809	$—
Dividends from affiliated investment companies	—	—	16,782,531
Interest	3,098,073	60,156,908	—
Other Income	—	16,708	—
Less: Foreign tax withheld	(60,312)	(773,601)	—

Total investment income, net	8,431,623	102,700,824	16,782,531

Expenses:
Investment management fees	2,494,248	16,658,698	—
Administrative services fees
Class R3	668	112,101	11,505
Class R4	610	43,236	3,012
Class R5	80	10,211	773
Transfer agent fees
Class A	473,863	1,098,445	679,230
Class B	21,147	17,381	73,916
Class C	67,014	731,834	154,618
Class I	2	468,234	30,107
Class R3	183	1,360	670
Class R4	94	629	147
Class R5	23	445	7
Class R6	—	41	—
Class Y	17	198	—
Distribution fees
Class A	745,442	3,045,444	1,774,508
Class B	39,909	21,659	525,959
Class C	688,908	10,294,132	1,699,329
Class R3	1,669	280,250	28,762
Class R4	1,017	72,060	5,020
Custodian fees	3,223	23,058	50
Registration and filing fees	42,829	161,654	70,813
Accounting services fees	67,197	565,599	115,031
Board of Directors’ fees	9,322	61,717	24,646
Audit fees	11,554	25,500	11,009
Other expenses	80,825	310,110	138,487

Total expenses (before waivers and fees paid indirectly)	4,749,844	34,003,996	5,347,599
Expense waivers	—	—	—
Management fee waivers	(524)	(64,541)	—
Transfer agent fee waivers	(9,172)	(41)	—
Commission Recapture	(231)	(8,122)	—
Custodian fee offset	—	(35)	—

Total waivers and fees paid indirectly	(9,927)	(72,739)	—

Total expenses, net	4,739,917	33,931,257	5,347,599

Net Investment Income (Loss)	3,691,706	68,769,567	11,434,932

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Capital gain distributions received from affiliated investment companies	—	—	212,949,641
Net realized gain (loss) on investments	25,590,667	49,585,413	—
Less: Foreign taxes paid on realized capital gains	—	—	—
Net realized gain (loss) on investments in affiliated investment companies	—	—	22,814,546
Net realized gain (loss) on purchased options contracts	—	(3,238)	—
Net realized gain (loss) on futures contracts	(47,276)	(6,135,954)	—
Net realized gain (loss) on written options contracts	—	13,283	—
Net realized gain (loss) on swap contracts	—	196,599	—
Net realized gain (loss) on foreign currency contracts	(3,377)	3,937,959	—
Net realized gain (loss) on other foreign currency transactions	(4,350)	(193,959)	—

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	25,535,664	47,400,103	235,764,187

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(1,391,563)	22,680,664	—
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	—	—	(178,848,778)
Net unrealized appreciation (depreciation) of purchased options contracts	—	2,625	—
Net unrealized appreciation (depreciation) of future contracts	(150,959)	211,199	—
Net unrealized appreciation (depreciation) of written option contracts	—	(287)	—
Net unrealized appreciation (depreciation) of swap contracts	—	942,249	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(1,790,016)	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	4,290	113,559	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(1,538,232)	22,159,993	(178,848,778)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	23,997,432	69,560,096	56,915,409

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,689,138	$138,329,663	$68,350,341

The accompanying notes are an integral part of these financial statements.

118

Hartford Funds – Mixed-Asset Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2015 (Unaudited)

The Hartford Global All- Asset Fund	Hartford Multi- Asset Income Fund

$2,800,294	$889,266
—	—
1,132,149	2,557,899
—	—
(207,686)	(36,419)

3,724,757	3,410,746

2,113,108	527,415

2,653	1,985
1,066	1,492
1,365	996

125,427	3,687
—	—
69,076	881
48,810	138
253	—
148	—
8	—
242	929

239,095	13,348
—	—
598,082	22,254
6,632	4,962
1,777	2,487
33,473	13,686
45,503	57,160
54,920	14,064
8,133	1,340
22,811	5,206
48,412	7,835

3,420,994	679,865
(4,600)	(190)
(387,471)	(45,372)
—	—
(2,205)	(219)
(1)	(14)

(394,277)	(45,795)

3,026,717	634,070

698,040	2,776,676

—	—
4,896,346	(3,587,189)
—	(616)
—	—
319,992	(52,619)
276,674	64,263
(48,737)	998,048
(2,771,226)	(955,016)
13,745,507	2,150,559
305,068	(17,194)

16,723,624	(1,399,764)

3,981,927	2,068,624
—	—
(781,910)	(34,803)
1,161,815	(128,968)
(106,881)	(7,776)
2,265,858	485,685
(7,586,138)	(1,064,971)
235,775	12,945

(829,554)	1,330,736

15,894,070	(69,028)

$16,592,110	$2,707,648

The accompanying notes are an integral part of these financial statements.

119

Hartford Funds – Mixed-Asset Funds

Statements of Changes in Net Assets

	The Hartford Balanced Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$3,691,706	$7,214,117
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	25,535,664	38,180,091
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(1,538,232)	29,629,387

Net Increase (Decrease) in Net Assets Resulting from Operations	27,689,138	75,023,595

Distributions to Shareholders:
From net investment income
Class A	(3,386,241)	(6,595,653)
Class B	(7,045)	(25,554)
Class C	(338,191)	(590,255)
Class I	—	—
Class R3	(2,885)	(5,620)
Class R4	(4,476)	(7,804)
Class R5	(1,164)	(2,261)
Class R6	—	—
Class Y	(22,706)	(32,922)

	(3,762,708)	(7,260,069)

From net realized gain on investments
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—

Total from net realized gain on investments	—	—

Total distributions	(3,762,708)	(7,260,069)

Capital Share Transactions:
Sold	75,175,539	84,880,150
Issued on reinvestment of distributions	3,648,219	7,046,307
Redeemed	(53,364,162)	(93,563,115)

Net increase (decrease) from capital share transactions	25,459,596	(1,636,658)

Net Increase (Decrease) in Net Assets	49,386,026	66,126,868

Net Assets:
Beginning of period	724,308,241	658,181,373

End of period	$773,694,267	$724,308,241

Undistributed (distributions in excess of) net investment income	$525,792	$596,794

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

120

Hartford Funds – Mixed-Asset Funds

Statements of Changes in Net Assets – (continued)

The Hartford Balanced Income Fund		The Hartford Checks and Balances Fund		The Hartford Global All-Asset Fund		Hartford Multi-Asset Income Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Period Ended October 31, 2014 (1)

$68,769,567	$108,674,124	$11,434,932	$19,953,430	$698,040	$4,133,610	$2,776,676	$2,160,060
47,400,103	82,953,697	235,764,187	151,943,058	16,723,624	57,575,072	(1,399,764)	588,279
22,159,993	198,539,903	(178,848,778)	19,284,025	(829,554)	(38,352,485)	1,330,736	(3,567,302)

138,329,663	390,167,724	68,350,341	191,180,513	16,592,110	23,356,197	2,707,648	(818,963)

(29,189,456)	(51,721,744)	(47,246,330)	(24,672,132)	(5,409,754)	(2,704,725)	(294,609)	(98,432)
(196,722)	(479,637)	(3,138,897)	(443,598)	—	—	—	—
(17,860,130)	(28,397,748)	(10,058,649)	(1,765,260)	(2,460,431)	(370,503)	(105,834)	(33,289)
(15,348,813)	(20,830,596)	(1,217,052)	(688,932)	(3,050,630)	(1,718,741)	(69,463)	(31,210)
(1,172,743)	(1,786,782)	(342,854)	(125,743)	(57,126)	(28,788)	(51,456)	(23,079)
(687,072)	(1,230,910)	(131,827)	(33,985)	(40,973)	(21,773)	(54,521)	(26,050)
(277,743)	(316,629)	(11,461)	(3,374)	(85,423)	(35,688)	(56,468)	(27,934)
(162)	—	—	—	—	—	—	—
(378,561)	(518,335)	—	—	(982,763)	(642,010)	(3,391,432)	(1,543,370)

(65,111,402)	(105,282,381)	(62,147,070)	(27,733,024)	(12,087,100)	(5,522,228)	(4,023,783)	(1,783,364)

(36,282,177)	(25,647,127)	(106,653,341)	(98,304,773)	(22,409,257)	(854,844)	—	—
(283,645)	(279,460)	(8,153,285)	(8,577,511)	—	—	—	—
(30,309,242)	(18,534,090)	(25,529,841)	(22,727,205)	(14,348,050)	(490,133)	—	—
(16,546,445)	(8,332,041)	(2,661,651)	(2,161,520)	(11,542,413)	(434,529)	—	—
(1,648,138)	(848,995)	(799,514)	(784,103)	(351,411)	(11,534)	—	—
(822,583)	(514,703)	(300,849)	(112,736)	(154,842)	(6,062)	—	—
(312,399)	(125,353)	(12,362)	(10,499)	(305,906)	(8,631)	—	—
(151)	—	—	—	—	—	—	—
(393,249)	(206,431)	—	—	(3,542,170)	(160,444)	—	—

(86,598,029)	(54,488,200)	(144,110,843)	(132,678,347)	(52,654,049)	(1,966,177)	—	—

(151,709,431)	(159,770,581)	(206,257,913)	(160,411,371)	(64,741,149)	(7,488,405)	(4,023,783)	(1,783,364)

1,378,661,995	2,009,105,101	151,610,742	199,755,825	18,846,863	58,305,619	8,927,432	153,769,389
140,120,723	146,985,841	203,487,113	158,194,543	56,822,069	6,205,435	4,015,142	1,781,290
(547,143,895)	(880,671,360)	(144,378,352)	(313,247,736)	(107,554,793)	(192,987,877)	(8,601,728)	(11,364,416)

971,638,823	1,275,419,582	210,719,503	44,702,632	(31,885,861)	(128,476,823)	4,340,846	144,186,263

958,259,055	1,505,816,725	72,811,931	75,471,774	(80,034,900)	(112,609,031)	3,024,711	141,583,936

5,451,401,998	3,945,585,273	1,897,231,786	1,821,760,012	492,932,291	605,541,322	141,583,936	—

$6,409,661,053	$5,451,401,998	$1,970,043,717	$1,897,231,786	$412,897,391	$492,932,291	$144,608,647	$141,583,936

$12,073,097	$8,414,932	$(50,424,625)	$287,513	$(3,851,235)	$7,537,825	$(58,136)	$1,188,971

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

121

Hartford Funds – Mixed-Asset Funds

Notes to Financial Statements

April 30, 2015 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end management investment company comprised of forty-two series, as of April 30, 2015. The financial statements for certain other series of the Company are presented in separate reports. The following series (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Balanced Fund (the “Balanced Fund”)

The Hartford Balanced Income Fund (the “Balanced Income Fund”)

The Hartford Checks and Balances Fund (the “Checks and Balances Fund”)

The Hartford Global All-Asset Fund (the “Global All-Asset Fund”)

Hartford Multi-Asset Income Fund (the “Multi-Asset Income Fund”)

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, Financial Services – Investment Companies.

Each Fund offers Class A, Class C, Class I, Class R3, Class R4 and Class R5 shares. Effective November 7, 2014, Balanced Income Fund began offering Class R6 shares. Effective March 31, 2015, Balanced Fund began offering Class I shares. In addition, each Fund, except Multi-Asset Income Fund and Global All-Asset Fund, offers Class B shares. Also, each Fund offers Class Y shares except Checks and Balances Fund. Each Fund’s Class A shares are sold with a front-end sales charge of up to 5.50%, except Multi-Asset Income Fund for which Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov.The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following is a summary of significant accounting policies of each Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that each Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which each Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by each Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of certain Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Funds.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

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Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see the following table titled “Quantitative Information about Level 3 Fair Value Measurements.”

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Company’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s subadviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

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For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, certain Funds will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which a Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Funds do not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – Each Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Global All-Asset Fund and Multi-Asset Income Fund, is to pay dividends and/or distributions from net investment income, if any, quarterly and realized gains, if any, at least once a year. The policy of Global All-Asset Fund is to pay dividends from net investment income and realized gains, if any; at least once a year and normally, dividends from net investment income of Multi-Asset Income Fund are declared and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of Checks and Balances Fund.

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April 30, 2015 (Unaudited)

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Funds to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of April 30, 2015.

b)	Illiquid and Restricted Investments – Certain Funds are permitted to invest up to 15% of their net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Certain Funds may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by each Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2015.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by certain Funds on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2015.

In connection with certain Funds’ ability to purchase investments on a when-issued or forward commitment basis, a Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

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Certain Funds may enter into “dollar rolls” in which a Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. A Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. A Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Funds’ portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for open dollar roll transactions as of April 30, 2015.

d)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of April 30, 2015.

e)	Inflation Indexed Bonds – Certain Funds may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of April 30, 2015.

f)	Mortgage Related and Other Asset Backed Securities – Certain Funds may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of April 30, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The

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April 30, 2015 (Unaudited)

location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedules of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – Each Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of April 30, 2015.

b)	Futures Contracts – The Funds may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, the Funds seek to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2015.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). Each Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. Each Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

See each Fund’s Schedule of Investments, if applicable, for outstanding purchased and written option contracts as of April 30, 2015. Transactions involving written option contracts during the six-month period ended April 30, 2015, are summarized below:

The Hartford Balanced Income Fund

Options Activity During the Six-Month Period Ended April 30, 2015

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	3,979,000	6,798
Written	14	6,100
Expired	(3,979,000)	(6,798)
Closed	(14)	(6,100)
Exercised	—	—

End of Period	—	—

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	2,204,000	2,865
Written	14	2,819
Expired	(2,204,000)	(2,865)
Closed	(14)	(2,819)
Exercised	—	—

End of Period	—	—

The Hartford Global All-Asset Fund

Options Activity During the Six-Month Period Ended April 30, 2015

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	5,400,000	160,169
Written	675,000	49,275
Expired	—	—
Closed	(5,800,000)	(169,129)
Exercised	—	—

End of Period	275,000	40,315

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	5,400,000	166,270
Written	675,000	49,275
Expired	—	—
Closed	(5,800,000)	(175,230)
Exercised	—	—

End of Period	275,000	40,315

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April 30, 2015 (Unaudited)

Hartford Multi-Asset Income Fund

Options Activity During the Six-Month Period Ended April 30, 2015

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	37,985,000	131,233
Written	79,685,000	506,419
Expired	(83,285,000)	(283,800)
Closed	(21,585,000)	(216,943)
Exercised	—	—

End of Period	12,800,000	136,909

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	37,985,000	114,210
Written	79,685,100	645,578
Expired	(98,470,000)	(371,693)
Closed	(6,400,100)	(278,909)
Exercised	—	—

End of Period	12,800,000	109,186

d)	Swap Contracts – Certain Funds may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as

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April 30, 2015 (Unaudited)

applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. See each Fund’s Schedule of Investments, if applicable, for outstanding credit default swap contracts as of April 30, 2015.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because certain Funds holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. See each Fund’s Schedule of Investments, if applicable, for outstanding interest rate swap contracts as of April 30, 2015.

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April 30, 2015 (Unaudited)

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding total return swap contracts as of April 30, 2015.

f)	Additional Derivative Instrument Information:

Balanced Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(2)	$114,339	—	—	—	—	—	$114,339

Total	$114,339	$—	$—	$—	$—	$—	$114,339

The volume of derivatives that is presented in the Schedules of Investments is consistent with the derivative activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$(47,276)	$—	$—	$—	$—	$—	$(47,276)
Net realized gain (loss) on foreign currency contracts	—	(3,377)	—	—	—	—	(3,377)

Total	$(47,276)	$(3,377)	$—	$—	$—	$—	$(50,653)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$(150,959)	$—	$—	$—	$—	$—	$(150,959)

Total	$(150,959)	$—	$—	$—	$—	$—	$(150,959)

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April 30, 2015 (Unaudited)

Balanced Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$199,179	$—	$—	$—	$—	$199,179
Unrealized appreciation on swap contracts(1)	—	—	1,354,934	—	—	—	1,354,934
Unrealized appreciation on futures contracts(2)	8,284,330	—	—	—	—	—	8,284,330

Total	$8,284,330	$199,179	$1,354,934	$—	$—	$—	$9,838,443

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,466,303	$—	$—	$—	$—	$1,466,303
Unrealized depreciation on swap contracts(1)	—	—	38,423	—	—	—	38,423
Unrealized depreciation on futures contracts(2)	4,603,772	—	—	—	—	—	4,603,772

Total	$4,603,772	$1,466,303	$38,423	$—	$—	$—	$6,108,498

The volume of derivatives that is presented in the Schedules of Investments is consistent with the derivative activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$(487)	$—	$(2,751)	$—	$—	$—	$(3,238)
Net realized gain (loss) on written options	3,620	—	9,663	—	—	—	13,283
Net realized gain (loss) on futures	(6,135,954)	—	—	—	—	—	(6,135,954)
Net realized gain (loss) on swap contracts	(1,877)	—	198,476	—	—	—	196,599
Net realized gain (loss) on foreign currency contracts	—	3,937,959	—	—	—	—	3,937,959

Total	$(6,134,698)	$3,937,959	$205,388	$—	$—	$—	$(1,991,351)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of purchased options	$—	$—	$2,625	$—	$—	$—	$2,625
Net change in unrealized appreciation (depreciation) of written options	—	—	(287)	—	—	—	(287)
Net change in unrealized appreciation (depreciation) of futures	211,199	—	—	—	—	—	211,199
Net change in unrealized appreciation (depreciation) of swap contracts	1,197	—	941,052	—	—	—	942,249
Net change in unrealized appreciation (depreciation) of foreign currency	—	(1,790,016)	—	—	—	—	(1,790,016)

Total	$212,396	$(1,790,016)	$943,390	$—	$—	$—	$(634,230)

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April 30, 2015 (Unaudited)

Global All-Asset Fund

Fair Value of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$54,063	$50,456	$—	$—	$20,950	$—	$125,469
Unrealized appreciation on foreign currency contracts	—	3,656,495	—	—	—	—	3,656,495
Unrealized appreciation on swap contracts(1)	284,010	—	141,870	1,652,266	—	—	2,078,146
Unrealized appreciation on futures contracts(2)	355,691	—	—	164,476	12,661	—	532,828

Total	$693,764	$3,706,951	$141,870	$1,816,742	$33,611	$—	$6,392,938

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$7,449,220	$—	$—	$—	$—	$7,449,220
Unrealized depreciation on swap contracts(1)	336,771	—	—	59,134	—	—	395,905
Unrealized depreciation on futures contracts(2)	279,082	—	—	211,173	—	—	490,255
Written options, market value	78,025	—	—	—	—	—	78,025

Total	$693,878	$7,449,220	$—	$270,307	$—	$—	$8,413,405

The volume of derivatives that is presented in the Schedules of Investments is consistent with the derivative activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$25,944	$636,138	$—	$(220,824)	$(121,266)	$—	$319,992
Net realized gain (loss) on written options	7,305	(56,042)	—	—	—	—	(48,737)
Net realized gain (loss) on futures	61,836	—	—	294,968	(80,130)	—	276,674
Net realized gain (loss) on swap contracts	(577,691)	—	(571,658)	(1,621,877)	—	—	(2,771,226)
Net realized gain (loss) on foreign currency contracts	—	13,745,507	—	—	—	—	13,745,507

Total	$(482,606)	$14,325,603	$(571,658)	$(1,547,733)	$(201,396)	$—	$11,522,210

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$(128,050)	$(605,444)	$—	$(59,370)	$10,954	$—	$(781,910)
Net change in unrealized appreciation (depreciation) of written options	(624)	(106,257)	—	—	—	—	(106,881)
Net change in unrealized appreciation (depreciation) of futures	323,109	—	—	727,949	110,757	—	1,161,815
Net change in unrealized appreciation (depreciation) of swap contracts	(52,761)	—	(51,689)	2,370,305	—	—	2,265,855
Net change in unrealized appreciation (depreciation) of foreign currency	—	(7,586,138)	—	—	—	—	(7,586,138)

Total	$141,674	$(8,297,839)	$(51,689)	$3,038,884	$121,711	$—	$(5,047,259)

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April 30, 2015 (Unaudited)

Multi-Asset Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$38,119	$—	$—	$—	$—	$38,119
Unrealized appreciation on foreign currency contracts	—	147,627	—	—	—	—	147,627
Unrealized appreciation on swap contracts(1)	24,072	—	262,087	294,763	—	—	580,922
Unrealized appreciation on futures contracts(2)	18,873	—	—	—	—	—	18,873

Total	$42,945	$185,746	$262,087	$294,763	$—	$—	$785,541

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,064,786	$—	$—	$—	$—	$1,064,786
Unrealized depreciation on swap contracts(1)	123,077	—	128,750	—	—	—	251,827
Unrealized depreciation on futures contracts(2)	126,786	—	—	—	—	—	126,786
Written options, market value	210,362	—	—	—	—	—	210,362

Total	$460,225	$1,064,786	$128,750	$—	$—	$—	$1,653,761

The volume of derivatives that is presented in the Schedules of Investments is consistent with the derivative activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$—	$(28,252)	$—	$(24,367)	$—	$—	$(52,619)
Net realized gain (loss) on written options	604,345	—	213,114	180,589	—	—	998,048
Net realized gain (loss) on futures	64,263	—	—	—	—	—	64,263
Net realized gain (loss) on swap contracts	(80,762)	—	(488,462)	(386,827)	—	—	(956,051)
Net realized gain (loss) on foreign currency contracts	—	2,150,559	—	—	—	—	2,150,559

Total	$587,846	$2,122,307	$(275,348)	$(230,605)	$—	$—	$2,204,200

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$—	$(37,920)	$—	$3,117	$—	$—	$(34,803)
Net change in unrealized appreciation (depreciation) of written options	—	—	(7,776)	—	—	—	(7,776)
Net change in unrealized appreciation (depreciation) of futures	(128,968)	—	—	—	—	—	(128,968)
Net change in unrealized appreciation (depreciation) of swap contracts	(99,006)	—	131,959	452,732	—	—	485,685
Net change in unrealized appreciation (depreciation) of foreign currency	—	(1,064,971)	—	—	—	—	(1,064,971)

Total	$(227,974)	$(1,102,891)	$124,183	$455,849	$—	$—	$(750,833)

(1)	Statements of Assets and Liabilities location: Unrealized appreciation (depreciation) on OTC swap contracts and Variation margin on financial derivative instruments.
(2)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

g)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Funds’ custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of the Funds, or liabilities or payment obligations of the clearing brokers to the Funds, against any liabilities or payment obligations of the Funds to the clearing brokers. The Funds are required to deposit financial collateral (including

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April 30, 2015 (Unaudited)

cash collateral) at the Funds’ custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statement of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2015:

Balanced Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures contracts	—	(114,339)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(114,339)

Derivatives not subject to a MNA	—	114,339

Total gross amount of assets and liabilities subject to MNA or similar agreements	—	—

Balanced Income Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	199,179	(1,466,303)
Futures contracts	8,284,330	(4,603,773)
Swap contracts	1,408,241	(1,411,439)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,891,750	(7,481,515)

Derivatives not subject to a MNA	(8,535,793)	4,603,773

Total gross amount of assets and liabilities subject to MNA or similar agreements	1,355,957	(2,877,742)

Balanced Income Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	409,819	(409,819)	—	—	—
Barclays	8,284	(8,284)	—	—	—
BNP Paribas Securities Services	16,266	(16,266)	—	—	—
Citibank NA	7,321	(7,321)	—	—	—
Deutsche Bank Securities, Inc.	739,820	(393,788)	—	(346,032)	—
Goldman Sachs & Co.	2,144	(2,144)	—	—	—
Morgan Stanley	19,794	(19,794)	—	—	—
RBC Dominion Securities, Inc.	19,458	(19,458)	—	—	—
State Street Global Markets LLC	1,131	(1,131)	—	—	—
UBS AG	131,920	(131,920)	—	—	—

Total	1,355,957	(1,009,925)	—	(346,032)	—

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(445,644)	409,819	—	—	(35,825)
Barclays	(19,952)	8,284	—	—	(11,668)
BNP Paribas Securities Services	(149,810)	16,266	—	133,544	—
Citibank NA	(488,858)	7,321	—	481,537	—
Commonwealth Bank of Australia	(83,218)	—	—	—	(83,218)
Credit Suisse First Boston Corp.	(90,728)	—	—	—	(90,728)
Deutsche Bank Securities, Inc.	(393,788)	393,788	—	—	—
GCS: not found.	(189,423)	—	—	—	(189,423)
Goldman Sachs & Co.	(72,185)	2,144	—	70,041	—
JP Morgan Chase & Co.	(166,469)	—	—	—	(166,469)
Morgan Stanley	(96,724)	19,794	—	—	(76,930)
National Australia Bank Limited	(178,509)	—	—	—	(178,509)
RBC Dominion Securities, Inc.	(33,640)	19,458	—	—	(14,182)
RBS Greenwich Capital	(187,710)	—	—	—	(187,710)
Standard Chartered Bank	(5,939)	—	—	—	(5,939)
State Street Global Markets LLC	(37,600)	1,131	—	—	(36,469)
UBS AG	(237,545)	131,920	—	—	(105,625)

Total	(2,877,742)	1,009,925	—	685,122	(1,182,695)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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April 30, 2015 (Unaudited)

Global All-Asset Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	3,656,495	(7,449,220)
Futures contracts	532,828	(490,255)
Purchased options and swaptions	125,469	—
Swap contracts	2,101,692	(1,649,849)
Written options and swaptions	—	(78,025)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	6,416,484	(9,667,349)

Derivatives not subject to a MNA	(713,681)	490,255

Total gross amount of assets and liabilities subject to MNA or similar agreements	5,702,803	(9,177,094)

Global All-Asset Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	167,972	(54,740)	—	—	113,232
Bank of Montreal	19,413	—	—	—	19,413
Barclays	150,001	—	—	—	150,001
BNP Paribas Securities Services	254,813	(254,813)	—	—	—
Bank of New York	10,269	—	—	—	10,269
Citibank NA	1,523,139	(1,523,139)	—	—	—
Commonwealth Bank of Australia	119,959	(119,959)	—	—	—
Credit Suisse First Boston Corp.	525,636	(28,779)	—	—	496,857
Deutsche Bank Securities, Inc.	95,503	(95,503)	—	—	—
Goldman Sachs & Co.	2,101,343	(399,566)	—	—	1,701,777
HSBC Bank USA	237	(237)	—	—	—
JP Morgan Chase & Co.	237,959	(237,959)	—	—	—
Morgan Stanley	22,900	(22,900)	—	—	—
National Australia Bank Limited	89,853	(89,853)	—	—	—
RBC Dominion Securities, Inc.	108,762	—	—	—	108,762
RBS Greenwich Capital	111,618	(111,618)	—	—	—
State Street Global Markets LLC	160	(160)	—	—	—
Toronto-Dominion Bank	107,486	(107,486)	—	—	—
UBS AG	55,780	(55,780)	—	—	—

Total	5,702,803	(3,102,492)	—	—	2,600,311

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(54,740)	54,740	—	—	—
BNP Paribas Securities Services	(1,374,989)	254,813	—	1,120,176	—
Citibank NA	(1,830,454)	1,523,139	—	—	(307,315)
Commonwealth Bank of Australia	(417,054)	119,959	—	—	(297,095)
Credit Suisse First Boston Corp.	(28,779)	28,779	—	—	—
Deutsche Bank Securities, Inc.	(1,164,000)	95,503	—	335,000	(733,497)
Goldman Sachs & Co.	(399,566)	399,566	—	—	—
HSBC Bank USA	(74,538)	237	—	—	(74,301)
JP Morgan Chase & Co.	(524,401)	237,959	—	—	(286,442)
Morgan Stanley	(59,356)	22,900	—	36,456	—
National Australia Bank Limited	(1,103,949)	89,853	—	—	(1,014,096)
RBS Greenwich Capital	(1,256,981)	111,618	—	—	(1,145,363)
Standard Chartered Bank	(17,188)	—	—	—	(17,188)
State Street Global Markets LLC	(963)	160	—	—	(803)
Toronto-Dominion Bank	(122,022)	107,486	—	—	(14,536)
UBS AG	(554,813)	55,780	—	—	(499,033)
Westpac International	(193,301)	—	—	—	(193,301)

Total	(9,177,094)	3,102,492	—	1,491,632	(4,582,970)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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Multi-Asset Income Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	147,627	(1,064,786)
Futures contracts	18,873	(126,786)
Purchased options and swaptions	38,119	—
Swap contracts	2,826,679	(1,513,190)
Written options and swaptions	—	(210,362)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,031,298	(2,915,124)

Derivatives not subject to a MNA	(1,278,272)	441,562

Total gross amount of assets and liabilities subject to MNA or similar agreements	1,753,026	(2,473,562)

Multi-Asset Income Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	32,517	(32,517)	—	—	—
Barclays	24,373	(24,373)	—	—	—
BNP Paribas Securities Services	38,909	(38,909)	—	—	—
Credit Suisse International	432,675	(271,239)	(161,436)	—	—
Deutsche Bank Securities, Inc.	63,360	(63,360)	—	—	—
Goldman Sachs & Co.	238,513	(29,805)	—	—	208,708
JP Morgan Chase & Co.	639,314	(181,195)	—	(430,000)	28,119
Morgan Stanley	241,095	(24,365)	—	(216,730)	—
National Australia Bank Limited	484	(484)	—	—	—
RBS Greenwich Capital	445	(445)	—	—	—
Standard Chartered Bank	6,136	(6,136)	—	—	—
State Street Global Markets LLC	28,770	(17,655)	—	—	11,115
UBS AG	6,435	(6,435)	—	—	—

Total	1,753,026	(696,918)	(161,436)	(646,730)	247,942

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(212,350)	32,517	—	179,833	—
Barclays	(197,757)	24,373	—	173,384	—
BNP Paribas Securities Services	(710,463)	38,909	—	671,554	—
Citibank NA	(72,425)	—	—	—	(72,425)
Credit Suisse International	(271,239)	271,239	—	—	—
Deutsche Bank Securities, Inc.	(169,521)	63,360	—	—	(106,161)
Goldman Sachs & Co.	(29,805)	29,805	—	—	—
HSBC Bank USA	(1,673)	—	—	—	(1,673)
JP Morgan Chase & Co.	(181,195)	181,195	—	—	—
Morgan Stanley	(24,365)	24,365	—	—	—
National Australia Bank Limited	(245,631)	484	—	—	(245,147)
RBC Dominion Securities, Inc.	(16,458)	—	—	—	(16,458)
RBS Greenwich Capital	(265,308)	445	—	—	(264,863)
Standard Chartered Bank	(22,777)	6,136	—	—	(16,641)
State Street Global Markets LLC	(17,655)	17,655	—	—	—
Toronto-Dominion Bank	(8,516)	—	—	—	(8,516)
UBS AG	(26,424)	6,435	—	—	(19,989)

Total	(2,473,562)	696,918	—	1,024,771	(751,873)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Certain derivatives held by Balanced Fund, as of April 30, 2015, are not subject to a master netting arrangement and are excluded from the table above.

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5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Each Fund’s investments expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Certain Funds are exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and

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April 30, 2015 (Unaudited)

short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2014 and October 31, 2013 are as follows (as adjusted for dividends payable, if applicable):

Fund	Ordinary Income For the Year Ended October 31, 2014	Long-Term Capital Gains For the Year Ended October 31, 2014	Ordinary Income For the Year Ended October 31, 2013	Long-Term Capital Gains For the Year Ended October 31, 2013
Balanced Fund	$7,260,069	$—	$6,873,494	$—
Balanced Income Fund	$115,187,259	$44,583,321	$82,182,998	$13,782,342
Checks and Balances Fund	$27,733,024	$132,678,346	$28,039,952	$5,717,632
Global All-Asset Fund	$5,509,918	$1,978,485	$17,150,003	$—
Multi-Asset Income Fund	$1,783,364	$—	$—	$—

As of October 31, 2014, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Balanced Fund	$596,794	$—	$(133,113,637)	$167,236,279	$34,719,436
Balanced Income Fund	$26,523,721	$69,259,459	$—	$502,895,862	$598,679,042
Checks and Balances Fund	$287,513	$144,109,924	$—	$351,068,652	$495,466,089
Global All-Asset Fund	$19,627,644	$44,855,400	$—	$15,631,782	$80,114,826
Multi-Asset Income Fund	$1,359,077	$—	$(199,784)	$(3,720,136)	$(2,560,843)

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, paydowns, swaps, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Balanced Fund	—	212,857	(212,857)
Balanced Income Fund	—	(1,612,970)	1,612,970
Checks and Balances Fund	—	2,731,086	(2,731,086)
Global All-Asset Fund	(1,267,608)	4,455,916	(3,188,308)
Multi-Asset Income Fund	(12,844)	810,275	(797,431)

e)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the

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April 30, 2015 (Unaudited)

date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Year of Expiration 2017	Unlimited Short-Term Capital Loss Carryforward
Balanced Fund	$133,113,637	$—
Balanced Income Fund	$—	$—
Checks and Balances Fund	$—	$—
Global All-Asset Fund	$—	$—
Multi-Asset Income Fund	$—	$199,784

During the year ended October 31, 2014, the Balanced Fund utilized prior year capital loss rollforwards of $40,030,845.

f)	Accounting for Uncertainty in Income Taxes – Under provisions set forth by U.S. GAAP, the Adviser reviews each Fund’s tax positions for all open tax years. As of October 31, 2014, the Adviser had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax benefits relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with each Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund (except Checks and Balances Fund) in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Management Fee Rates
Balanced Fund	0.6900% on first $500 million and;
0.6250% on next $500 million and;
0.5750% on next $4 billion and;
0.5725% on next $5 billion and;
0.5700% over $10 billion

Balanced Income Fund	0.7000% on first $250 million and;
0.6300% on next $250 million and;
0.6000% on next $500 million and;
0.5700% on next $1.5 billion and;
0.5500% on next $2.5 billion and;
0.5300% on next $5 billion and;
0.5250% over $10 billion

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April 30, 2015 (Unaudited)

Management Fee Rates
Global All-Asset Fund	0.9500% on first $250 million and;
0.9000% on next $250 million and;
0.8000% on next $500 million and;
0.7300% on next $1.5 billion and;
0.7000% on next $2.5 billion and;
0.6600% on next $5 billion and;
0.6500% over $10 billion

Multi-Asset Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6800% on next $500 million and;
0.6600% on next $1.5 billion and;
0.6500% on next $2.5 billion and;
0.6400% on next $5 billion and;
0.6350% over $10 billion

The Checks and Balances Fund does not currently pay any fees to HFMC for managing the Checks and Balances Fund.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Accounting Services Fees Rates
Balanced Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Balanced Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Checks and Balances Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Global All-Asset Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Multi-Asset Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2015, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 29, 2016 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B		Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Balanced Fund	1.18%	NA		NA	0.93%	1.40%	1.10%	0.80%	NA	NA
Balanced Income Fund	0.99%	1.74%	*	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%	0.64%
Checks and Balances Fund	1.25%	2.00%		2.00%	1.00%	1.40%	1.10%	0.80%	NA	NA
Global All-Asset Fund	1.25%	NA		2.00%	1.00%	1.50%	1.20%	0.95%	NA	0.90%
Multi-Asset income Fund	1.12%	NA		1.87%	0.87%	1.42%	1.12%	0.93%	NA	0.83%

*	The reduction in amounts charged in connection with the Balanced Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect June 30, 2012, in order to comply with applicable FINRA rules, caused the limit on net operating expenses attributable to the Balanced Income Fund’s Class B shares to be, effectively, 0.99%.

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d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the period ended April 30, 2015, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Balanced Fund	1.13%	2.02%	1.82%	0.75%	1.40%	1.10%	0.80%	—	0.73%
Balanced Income Fund	0.94%	0.99%	1.68%	0.69%	1.24%	0.94%	0.69%	0.63%	0.61%
Checks and Balances Fund	0.38%	1.18%	1.13%	0.21%	0.75%	0.44%	0.14%	—	—
Global All-Asset Fund	1.25%	—	2.00%	0.99%	1.50%	1.20%	0.95%	—	0.90%
Multi-Asset Income Fund	1.12%	—	1.87%	0.86%	1.42%	1.12%	0.93%	—	0.83%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2015, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Balanced Fund	$710,801	$8,575
Balanced Income Fund	8,793,094	215,915
Checks and Balances Fund	3,135,390	22,701
Global All-Asset Fund	104,767	2,268
Multi-Asset Income Fund	11,388	97

Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of each Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as each Company’s Board of Directors may determine.

f)

Other Related Party Transactions – Certain officers of each Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period April 30, 2015, a portion of each Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, for each Fund is listed below. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated

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April 30, 2015 (Unaudited)

certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2015, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class:

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Balanced Fund	—	—	95%	—	—	99%	—	—
Balanced Income Fund	—	—	—	—	—	—	27%	—
Checks and Balances Fund	—	—	—	—	—	6%	—	—
Global All-Asset Fund	—	—	—	—	—	99%	—	—
Multi-Asset Income Fund	54%	43%	83%	100%	100%	100%	—	8%

Percentage of Fund:

	Class A	Class C	Class I		Class R3	Class R4	Class R5		Class R6		Class Y
Balanced Fund	—	—	—	%*	—	—	—	%*	—		—
Balanced Income Fund	—	—	—		—	—	—		—	%*	—
Checks and Balances Fund	—	—	—		—	—	—	%*	—		—
Global All-Asset Fund	—	—	—		—	—	1%		—		—
Multi-Asset Income Fund	4%	1%	1%		1%	1%	1%		—		6%

*	Percentage rounds to zero.

9.	Affiliate Fund Transactions:

A summary of affiliate fund transactions for the The Hartford Checks and Balances Fund for the period ended April 30, 2015 follows:

Checks and Balances Fund

Underlying Portfolio	Number of shares held at October 31, 2014	Shares purchased	Shares sold	Number of shares held at April 30, 2015
The Hartford Capital Appreciation Fund	11,800,153	4,126,323	885,905	15,040,571
The Hartford Dividend and Growth Fund	23,122,244	3,087,984	872,188	25,338,040
The Hartford Total Return Bond Fund	57,186,190	8,318,691	4,239,402	61,265,479

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of April 30, 2015
The Hartford Capital Appreciation Fund	$11,745,591	$146,930,316	$4,238,648	$655,167,253
The Hartford Dividend and Growth Fund	11,432,185	52,267,061	5,458,696	658,789,029
The Hartford Total Return Bond Fund	(363,230)	13,752,264	7,085,187	654,927,970

	$22,814,546	$212,949,641	$16,782,531	$1,968,884,252

144

Hartford Funds – Mixed-Asset Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

10.	Investment Transactions:

For the six-month period ended April 30, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Governments
Balanced Fund	$118,850,704	$97,589,470
Balanced Income Fund	$1,792,320,072	$951,437,520
Checks and Balances Fund	$338,162,768	$109,344,171
Global All-Asset Fund	$122,346,729	$193,351,223
Multi-Asset Income Fund	$45,075,100	$48,805,930

	Cost of Purchases U.S. Government Obligations	Sales Proceeds U.S. Governments
Balanced Fund	$19,376,393	$11,247,692
Balanced Income Fund	$2,988,472	$1,322,417
Checks and Balances Fund	$—	$—
Global All-Asset Fund	$—	$13,717,859
Multi-Asset Income Fund	$684,511	$674,845

	Total Cost of Purchases	Total Sales Proceeds
Balanced Fund	$138,227,097	$108,837,162
Balanced Income Fund	$1,795,308,544	$952,759,937
Checks and Balances Fund	$338,162,768	$109,344,171
Global All-Asset Fund	$122,346,729	$207,069,082
Multi-Asset Income Fund	$45,759,611	$49,480,775

11.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2015, and the year ended October 31, 2014:

Balanced Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,189,620	$45,954,826	2,776,196	$54,423,151
Shares Issued for Reinvested Dividends	156,359	3,296,165	325,086	6,414,577
Shares Redeemed	(2,112,099)	(44,195,123)	(3,860,654)	(75,583,500)
Shares converted (from) Class B into Class A	54,334	1,146,631	117,079	2,300,089

Net Increase (Decrease)	288,214	6,202,499	(642,293)	(12,445,683)

Class B
Shares Sold	12,449	$258,935	24,398	$471,522
Shares Issued for Reinvested Dividends	328	6,843	1,281	24,887
Shares Redeemed	(56,872)	(1,194,051)	(145,624)	(2,815,214)
Shares converted (from) Class B into Class A	(54,672)	(1,146,631)	(117,079)	(2,300,089)

Net Increase (Decrease)	(98,767)	(2,074,904)	(237,024)	(4,618,894)

145

Hartford Funds – Mixed-Asset Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	1,265,743	$26,578,491	1,499,130	$29,310,885
Shares Issued for Reinvested Dividends	14,983	315,782	28,364	559,137
Shares Redeemed	(370,405)	(7,784,475)	(737,038)	(14,498,732)

Net Increase (Decrease)	910,321	19,109,798	790,456	15,371,290

Class I(1)
Shares Sold	5,012	$105,750	—	$—

Net Increase (Decrease)	5,012	105,750	—	—

Class R3
Shares Sold	15,084	$322,052	7,154	$141,695
Shares Issued for Reinvested Dividends	134	2,869	282	5,620
Shares Redeemed	(992)	(21,077)	(12,954)	(253,807)

Net Increase (Decrease)	14,226	303,844	(5,518)	(106,492)

Class R4
Shares Sold	8,049	$171,031	11,891	$234,333
Shares Issued for Reinvested Dividends	182	3,894	345	6,903
Shares Redeemed	(5,251)	(112,715)	(2,644)	(51,627)

Net Increase (Decrease)	2,980	62,210	9,592	189,609

Class R5
Shares Sold	57	$1,222	38	$761
Shares Issued for Reinvested Dividends	56	1,164	113	2,261
Shares Redeemed	(4)	(87)	(5)	(104)

Net Increase (Decrease)	109	2,299	146	2,918

Class Y
Shares Sold	82,662	$1,783,232	15,137	$297,803
Shares Issued for Reinvested Dividends	1,053	21,502	1,647	32,922
Shares Redeemed	(2,640)	(56,634)	(18,570)	(360,131)

Net Increase (Decrease)	81,075	1,748,100	(1,786)	(29,406)

Total Net Increase (Decrease)	1,203,170	$25,459,596	(86,427)	$(1,636,658)

(1) Commenced operations March 31, 2015. Balanced Income Fund
	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	30,973,500	$422,010,583	51,822,889	$693,795,195
Shares Issued for Reinvested Dividends	4,736,927	63,869,930	5,684,482	75,233,127
Shares Redeemed	(15,329,552)	(208,859,053)	(32,666,240)	(437,844,362)
Shares converted (from) Class B into Class A	48,518	660,895	49,749	664,732

Net Increase (Decrease)	20,429,393	277,682,355	24,890,880	331,848,692

Class B
Shares Sold	61,528	$835,363	212,349	$2,827,776
Shares Issued for Reinvested Dividends	32,725	439,782	51,337	675,844
Shares Redeemed	(278,439)	(3,782,019)	(448,030)	(5,985,045)
Shares converted (from) Class B into Class A	(48,651)	(660,895)	(49,749)	(664,732)

Net Increase (Decrease)	(232,837)	(3,167,769)	(234,093)	(3,146,157)

146

Hartford Funds – Mixed-Asset Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	37,147,860	$499,906,936	49,862,408	$661,025,342
Shares Issued for Reinvested Dividends	3,223,708	42,891,699	3,182,799	41,562,423
Shares Redeemed	(9,702,692)	(130,629,965)	(16,831,367)	(222,580,559)

Net Increase (Decrease)	30,668,876	412,168,670	36,213,840	480,007,206

Class I
Shares Sold	29,106,901	$396,518,245	41,223,500	$555,341,897
Shares Issued for Reinvested Dividends	2,027,786	27,352,011	1,817,418	24,120,105
Shares Redeemed	(13,277,547)	(180,919,546)	(13,706,727)	(183,367,532)

Net Increase (Decrease)	17,857,140	242,950,710	29,334,191	396,094,470

Class R3
Shares Sold	1,728,256	$23,619,633	4,024,537	$54,134,112
Shares Issued for Reinvested Dividends	207,043	2,799,278	196,495	2,612,701
Shares Redeemed	(755,605)	(10,348,046)	(972,361)	(13,077,634)

Net Increase (Decrease)	1,179,694	16,070,865	3,248,671	43,669,179

Class R4
Shares Sold	1,007,868	$13,737,828	1,857,362	$24,762,110
Shares Issued for Reinvested Dividends	104,956	1,419,845	122,907	1,635,045
Shares Redeemed	(407,549)	(5,585,207)	(879,127)	(11,812,086)

Net Increase (Decrease)	705,275	9,572,466	1,101,142	14,585,069

Class R5
Shares Sold	774,598	$10,670,478	363,173	$4,833,635
Shares Issued for Reinvested Dividends	43,564	590,142	33,165	441,981
Shares Redeemed	(161,113)	(2,207,924)	(155,256)	(2,091,606)

Net Increase (Decrease)	657,049	9,052,696	241,082	3,184,010

Class R6(1)
Shares Sold	2,800	$38,574	—	$—
Shares Issued for Reinvested Dividends	23	313	—	—
Shares Redeemed	(68)	(943)	—	—

Net Increase (Decrease)	2,755	37,944	—	—

Class Y
Shares Sold	827,318	$11,324,355	914,890	$12,385,034
Shares Issued for Reinvested Dividends	55,674	757,723	52,673	704,615
Shares Redeemed	(351,322)	(4,811,192)	(291,636)	(3,912,536)

Net Increase	531,670	7,270,886	675,927	9,177,113

Total Net Increase (Decrease)	71,799,015	$971,638,823	95,471,640	$1,275,419,582

(1) Commenced operations November 7, 2014. Checks and Balances Fund
	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	9,510,483	$106,043,928	12,088,299	$139,661,131
Shares Issued for Reinvested Dividends	14,017,738	152,835,545	11,016,837	122,198,344
Shares Redeemed	(9,302,958)	(103,553,241)	(20,222,208)	(233,108,794)
Shares converted (from) Class B into Class A	29,551	327,375	37,471	429,355

Net Increase (Decrease)	14,254,814	155,653,607	2,920,399	29,180,036

147

Hartford Funds – Mixed-Asset Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class B
Shares Sold	32,095	$354,472	59,194	$675,715
Shares Issued for Reinvested Dividends	1,022,827	11,085,246	811,901	8,860,465
Shares Redeemed	(820,682)	(9,081,016)	(1,741,646)	(19,963,619)
Shares converted (from) Class B into Class A	(29,719)	(327,375)	(37,471)	(429,355)

Net Increase (Decrease)	204,521	2,031,327	(908,022)	(10,856,794)

Class C
Shares Sold	2,848,057	$31,436,892	3,552,153	$40,804,349
Shares Issued for Reinvested Dividends	3,194,905	34,624,744	2,175,030	23,778,445
Shares Redeemed	(2,160,371)	(23,955,386)	(3,894,347)	(44,626,251)

Net Increase (Decrease)	3,882,591	42,106,250	1,832,836	19,956,543

Class I
Shares Sold	670,486	$7,497,563	1,109,883	$12,828,473
Shares Issued for Reinvested Dividends	306,394	3,345,193	205,429	2,286,860
Shares Redeemed	(552,134)	(6,101,239)	(923,035)	(10,616,351)

Net Increase (Decrease)	424,746	4,741,517	392,277	4,498,982

Class R3
Shares Sold	292,014	$3,188,402	237,556	$2,740,564
Shares Issued for Reinvested Dividends	104,850	1,140,067	82,610	909,845
Shares Redeemed	(84,493)	(967,472)	(353,251)	(4,088,302)

Net Increase (Decrease)	312,371	3,360,997	(33,085)	(437,893)

Class R4
Shares Sold	31,649	$354,896	260,911	$3,042,935
Shares Issued for Reinvested Dividends	39,751	432,495	13,221	146,711
Shares Redeemed	(26,279)	(295,566)	(73,540)	(844,419)

Net Increase (Decrease)	45,121	491,825	200,592	2,345,227

Class R5
Shares Sold	256,211	$2,734,589	228	$2,658
Shares Issued for Reinvested Dividends	2,182	23,823	1,246	13,873
Shares Redeemed	(39,217)	(424,432)	—	—

Net Increase (Decrease)	219,176	2,333,980	1,474	16,531

Total Net Increase (Decrease)	19,343,340	$210,719,503	4,406,471	$44,702,632

Global All-Asset Fund
	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	485,316	$5,505,143	1,318,139	$16,631,353
Shares Issued for Reinvested Dividends	2,448,331	26,859,378	276,823	3,428,136
Shares Redeemed	(2,847,044)	(32,553,290)	(6,724,427)	(84,911,278)

Net Increase (Decrease)	86,603	(188,769)	(5,129,465)	(64,851,789)

Class C
Shares Sold	461,864	$5,102,443	781,719	$9,766,498
Shares Issued for Reinvested Dividends	1,254,781	13,644,178	55,887	684,002
Shares Redeemed	(1,906,341)	(21,441,448)	(2,753,265)	(34,504,598)

Net Increase (Decrease)	(189,696)	(2,694,827)	(1,915,659)	(24,054,098)

148

Hartford Funds – Mixed-Asset Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares Sold	530,145	$5,969,082	2,274,021	$29,063,188
Shares Issued for Reinvested Dividends	1,063,019	11,702,511	128,466	1,593,892
Shares Redeemed	(4,339,754)	(49,996,015)	(4,058,015)	(51,456,982)

Net Increase (Decrease)	(2,746,590)	(32,324,422)	(1,655,528)	(20,799,902)

Class R3
Shares Sold	32,801	$370,374	56,596	$713,226
Shares Issued for Reinvested Dividends	37,147	407,834	3,253	40,287
Shares Redeemed	(104,061)	(1,181,650)	(80,244)	(1,013,804)

Net Increase (Decrease)	(34,113)	(403,442)	(20,395)	(260,291)

Class R4
Shares Sold	19,574	$222,658	22,007	$278,277
Shares Issued for Reinvested Dividends	7,789	86,422	766	9,586
Shares Redeemed	(2,410)	(27,080)	(69,194)	(873,818)

Net Increase (Decrease)	24,953	282,000	(46,421)	(585,955)

Class R5
Shares Sold	156	$1,800	285	$3,600
Shares Issued for Reinvested Dividends	35,554	391,329	3,571	44,319
Shares Redeemed	—	—	(344)	(4,269)

Net Increase (Decrease)	35,710	393,129	3,512	43,650

Class Y
Shares Sold	144,434	$1,675,363	147,902	$1,849,477
Shares Issued for Reinvested Dividends	338,937	3,730,417	32,697	405,213
Shares Redeemed	(213,933)	(2,355,310)	(1,611,418)	(20,223,128)

Net Increase (Decrease)	269,438	3,050,470	(1,430,819)	(17,968,438)

Total Net Increase (Decrease)	(2,553,695)	$(31,885,861)	(10,194,775)	$(128,476,823)

Multi-Asset Income Fund
	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014 (1)
	Shares	Amount	Shares	Amount
Class A
Shares Sold	103,695	$1,011,956	1,054,836	$10,494,429
Shares Issued for Reinvested Dividends	30,334	294,608	9,778	98,432
Shares Redeemed	(23,620)	(231,132)	(7,580)	(76,044)

Net Increase (Decrease)	110,409	1,075,432	1,057,034	10,516,817

Class C
Shares Sold	40,323	$393,607	434,542	$4,377,008
Shares Issued for Reinvested Dividends	10,141	98,389	3,173	31,900
Shares Redeemed	(8,799)	(86,422)	(231)	(2,318)

Net Increase (Decrease)	41,665	405,574	437,484	4,406,590

Class I
Shares Sold	57,145	$563,369	223,358	$2,236,113
Shares Issued for Reinvested Dividends	7,022	68,268	3,026	30,525
Shares Redeemed	(8,392)	(81,307)	(1,445)	(14,699)

Net Increase (Decrease)	55,775	550,330	224,939	2,251,939

149

Hartford Funds – Mixed-Asset Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014 (1)
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	—	$—	200,001	$2,000,010
Shares Issued for Reinvested Dividends	5,296	51,456	2,289	23,079

Net Increase (Decrease)	5,296	51,456	202,290	2,023,089

Class R4
Shares Sold	—	$—	200,001	$2,000,010
Shares Issued for Reinvested Dividends	5,611	54,521	2,582	26,050

Net Increase (Decrease)	5,611	54,521	202,583	2,026,060

Class R5
Shares Sold	—	$—	200,001	$2,000,010
Shares Issued for Reinvested Dividends	5,809	56,468	2,769	27,934

Net Increase (Decrease)	5,809	56,468	202,770	2,027,944

Class Y
Shares Sold	709,152	$6,958,500	12,868,001	$130,661,809
Shares Issued for Reinvested Dividends	348,823	3,391,432	152,914	1,543,370
Shares Redeemed	(849,595)	(8,202,867)	(1,119,992)	(11,271,355)

Net Increase	208,380	2,147,065	11,900,923	120,933,824

Total Net Increase (Decrease)	432,945	$4,340,846	14,228,023	$144,186,263

(1)	Commenced operations on April 30, 2014.

12.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2015, none of the Funds had borrowings under this facility.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as

150

Hartford Funds – Mixed-Asset Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. Discovery is ongoing. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

151

Hartford Funds – Mixed-Asset Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)(2) (2)(2)(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(5)(5)(3) (4)(5)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(5)(5)(3) (4)(5)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Balanced Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$20.54	$0.12	$0.68	$0.80	$(0.12)	$—	$—	$(0.12)	$21.22	3.89	%(6)	$610,604	1.13	%(7)	1.13	%(7)	1.12	%(7)	15%
B	20.42	0.03	0.67	0.70	(0.02)	—	—	(0.02)	21.10	3.42	(6)	6,838	2.25	(7)	2.02	(7)	0.26	(7)	15
C	20.54	0.05	0.67	0.72	(0.05)	—	—	(0.05)	21.21	3.51	(6)	150,227	1.82	(7)	1.82	(7)	0.44	(7)	15
I(8)	21.08	0.02	0.13	0.15	—	—	—	—	21.23	0.71	(6)	106	0.75	(7)	0.75	(7)	1.08	(7)	15
R3	20.75	0.09	0.68	0.77	(0.09)	—	—	(0.09)	21.43	3.78	(6)	917	1.48	(7)	1.40	(7)	0.84	(7)	15
R4	20.78	0.12	0.69	0.81	(0.12)	—	—	(0.12)	21.47	3.91	(6)	876	1.15	(7)	1.10	(7)	1.17	(7)	15
R5	20.80	0.15	0.69	0.84	(0.15)	—	—	(0.15)	21.49	4.06	(6)	165	0.85	(7)	0.80	(7)	1.47	(7)	15
Y	20.82	0.16	0.68	0.84	(0.16)	—	—	(0.16)	21.50	4.04	(6)	3,961	0.73	(7)	0.73	(7)	1.52	(7)	15

For the Year Ended October 31, 2014
A	$18.62	$0.23	$1.92	$2.15	$(0.23)	$—	$—	$(0.23)	$20.54	11.60%		$585,217	1.17%		1.17%		1.17%		39%
B	18.50	0.06	1.91	1.97	(0.05)	—	—	(0.05)	20.42	10.64		8,635	2.27		2.04		0.33		39
C	18.63	0.09	1.92	2.01	(0.10)	—	—	(0.10)	20.54	10.82		126,773	1.86		1.86		0.47		39
R3	18.81	0.18	1.94	2.12	(0.18)	—	—	(0.18)	20.75	11.32		593	1.50		1.40		0.93		39
R4	18.83	0.24	1.95	2.19	(0.24)	—	—	(0.24)	20.78	11.67		786	1.16		1.10		1.22		39
R5	18.85	0.30	1.95	2.25	(0.30)	—	—	(0.30)	20.80	12.02		157	0.86		0.80		1.53		39
Y	18.87	0.32	1.95	2.27	(0.32)	—	—	(0.32)	20.82	12.08		2,147	0.74		0.74		1.59		39

For the Year Ended October 31, 2013
A	$16.06	$0.22	$2.56	$2.78	$(0.22)	$—	$—	$(0.22)	$18.62	17.40%		$542,452	1.21%		1.18%		1.24%		27%
B	15.94	0.07	2.54	2.61	(0.05)	—	—	(0.05)	18.50	16.43		12,206	2.27		2.04		0.42		27
C	16.07	0.09	2.57	2.66	(0.10)	—	—	(0.10)	18.63	16.58		100,230	1.89		1.89		0.52		27
R3	16.23	0.17	2.59	2.76	(0.18)	—	—	(0.18)	18.81	17.11		641	1.51		1.40		0.98		27
R4	16.23	0.24	2.59	2.83	(0.23)	—	—	(0.23)	18.83	17.55		531	1.15		1.10		1.35		27
R5	16.26	0.28	2.59	2.87	(0.28)	—	—	(0.28)	18.85	17.81		140	0.86		0.80		1.62		27
Y	16.27	0.30	2.59	2.89	(0.29)	—	—	(0.29)	18.87	17.92		1,979	0.74		0.74		1.69		27

For the Year Ended October 31, 2012(9)
A	$14.63	$0.22	$1.44	$1.66	$(0.23)	$—	$—	$(0.23)	$16.06	11.42%		$483,041	1.24%		1.18%		1.40%		29%
B	14.51	0.09	1.42	1.51	(0.08)	—	—	(0.08)	15.94	10.43		15,803	2.24		2.05		0.55		29
C	14.64	0.10	1.45	1.55	(0.12)	—	—	(0.12)	16.07	10.60		78,414	1.92		1.92		0.67		29
R3	14.78	0.18	1.47	1.65	(0.20)	—	—	(0.20)	16.23	11.22		378	1.56		1.40		1.17		29
R4	14.79	0.24	1.44	1.68	(0.24)	—	—	(0.24)	16.23	11.44		1,456	1.16		1.10		1.59		29
R5	14.81	0.28	1.46	1.74	(0.29)	—	—	(0.29)	16.26	11.84		121	0.88		0.80		1.78		29
Y	14.82	0.29	1.46	1.75	(0.30)	—	—	(0.30)	16.27	11.89		1,804	0.75		0.75		1.83		29

For the Year Ended October 31, 2011
A	$14.23	$0.18	$0.40	$0.58	$(0.18)	$—	$—	$(0.18)	$14.63	4.10%		$488,193	1.23%		1.18%		1.20%		43%
B	14.10	0.05	0.41	0.46	(0.05)	—	—	(0.05)	14.51	3.24		28,334	2.15		2.03		0.34		43
C	14.24	0.07	0.41	0.48	(0.08)	—	—	(0.08)	14.64	3.33		78,642	1.90		1.90		0.47		43
R3	14.38	0.15	0.41	0.56	(0.16)	—	—	(0.16)	14.78	3.87		228	1.52		1.40		0.98		43
R4	14.39	0.19	0.41	0.60	(0.20)	—	—	(0.20)	14.79	4.18		4,788	1.14		1.10		1.29		43
R5	14.40	0.24	0.41	0.65	(0.24)	—	—	(0.24)	14.81	4.52		107	0.85		0.80		1.58		43
Y	14.41	0.25	0.41	0.66	(0.25)	—	—	(0.25)	14.82	4.60		1,763	0.74		0.74		1.64		43

For the Year Ended October 31, 2010(9)
A	$12.67	$0.17	$1.55	$1.72	$(0.16)	$—	$—	$(0.16)	$14.23	13.64%		$554,735	1.23%		1.18%		1.21%		62%
B	12.54	0.06	1.53	1.59	(0.03)	—	—	(0.03)	14.10	12.72		48,096	2.13		2.03		0.38		62
C	12.67	0.07	1.56	1.63	(0.06)	—	—	(0.06)	14.24	12.89		92,526	1.90		1.90		0.49		62
R3	12.81	0.13	1.58	1.71	(0.14)	—	—	(0.14)	14.38	13.38		153	1.55		1.42		0.91		62
R4	12.81	0.18	1.57	1.75	(0.17)	—	—	(0.17)	14.39	13.72		1,420	1.13		1.12		1.28		62
R5	12.82	0.21	1.58	1.79	(0.21)	—	—	(0.21)	14.40	14.06		102	0.85		0.81		1.51		62
Y	12.83	0.23	1.57	1.80	(0.22)	—	—	(0.22)	14.41	14.14		1,685	0.73		0.73		1.66		62

The accompanying notes are an integral part of these financial statements.

152

Hartford Funds – Mixed-Asset Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)(2) (2)(2)(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(5)(5)(3) (4)(5)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(5)(5)(3) (4)(5)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Balanced Income Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$13.72	$0.16	$0.17	$0.33	$(0.16)	$(0.21)	$—	$(0.37)	$13.68	2.47	%(6)	$2,589,197	0.94	%(7)	0.94	%(7)	2.41	%(7)	17%
B	13.69	0.18	0.14	0.32	(0.16)	(0.21)	—	(0.37)	13.64	2.37	(6)	15,609	1.05	(7)	0.99	(7)	2.60	(7)	17
C	13.56	0.13	0.14	0.27	(0.11)	(0.21)	—	(0.32)	13.51	2.08	(6)	2,292,025	1.68	(7)	1.68	(7)	1.90	(7)	17
I	13.72	0.20	0.15	0.35	(0.18)	(0.21)	—	(0.39)	13.68	2.60	(6)	1,272,559	0.69	(7)	0.69	(7)	2.89	(7)	17
R3	13.77	0.16	0.14	0.30	(0.14)	(0.21)	—	(0.35)	13.72	2.25	(6)	122,727	1.31	(7)	1.24	(7)	2.34	(7)	17
R4	13.77	0.18	0.14	0.32	(0.16)	(0.21)	—	(0.37)	13.72	2.39	(6)	63,702	1.01	(7)	0.94	(7)	2.64	(7)	17
R5	13.78	0.19	0.16	0.35	(0.18)	(0.21)	—	(0.39)	13.74	2.59	(6)	22,055	0.71	(7)	0.69	(7)	2.88	(7)	17
R6(10)	13.90	0.18	0.11	0.29	(0.18)	(0.21)	—	(0.39)	13.80	2.17	(6)	38	1.23	(7)	0.63	(7)	2.87	(7)	17
Y	13.84	0.20	0.15	0.35	(0.18)	(0.21)	—	(0.39)	13.80	2.62	(6)	31,749	0.61	(7)	0.61	(7)	2.97	(7)	17

For the Year Ended October 31, 2014
A	$13.05	$0.34	$0.83	$1.17	$(0.32)	$(0.18)	$—	$(0.50)	$13.72	9.19%		$2,317,429	0.97%		0.97%		2.56%		40%
B	13.01	0.34	0.84	1.18	(0.32)	(0.18)	—	(0.50)	13.69	9.25		18,846	1.07		0.99		2.56		40
C	12.91	0.24	0.82	1.06	(0.23)	(0.18)	—	(0.41)	13.56	8.39		1,884,930	1.70		1.70		1.81		40
I	13.05	0.38	0.83	1.21	(0.36)	(0.18)	—	(0.54)	13.72	9.47		1,031,554	0.70		0.70		2.80		40
R3	13.10	0.30	0.84	1.14	(0.29)	(0.18)	—	(0.47)	13.77	8.90		106,894	1.32		1.24		2.26		40
R4	13.10	0.35	0.83	1.18	(0.33)	(0.18)	—	(0.51)	13.77	9.19		54,196	1.02		0.94		2.58		40
R5	13.11	0.38	0.83	1.21	(0.36)	(0.18)	—	(0.54)	13.78	9.44		13,069	0.73		0.69		2.83		40
Y	13.16	0.39	0.84	1.23	(0.37)	(0.18)	—	(0.55)	13.84	9.55		24,484	0.62		0.62		2.89		40

For the Year Ended October 31, 2013
A	$12.24	$0.32	$0.94	$1.26	$(0.30)	$(0.15)	$—	$(0.45)	$13.05	10.57%		$1,879,401	0.99%		0.96%		2.53%		32%
B	12.20	0.32	0.94	1.26	(0.30)	(0.15)	—	(0.45)	13.01	10.60		20,966	1.10		0.96		2.55		32
C	12.13	0.22	0.93	1.15	(0.22)	(0.15)	—	(0.37)	12.91	9.70		1,326,973	1.72		1.70		1.78		32
I	12.24	0.35	0.94	1.29	(0.33)	(0.15)	—	(0.48)	13.05	10.84		598,310	0.73		0.71		2.77		32
R3	12.29	0.29	0.94	1.23	(0.27)	(0.15)	—	(0.42)	13.10	10.27		59,155	1.33		1.22		2.26		32
R4	12.28	0.32	0.95	1.27	(0.30)	(0.15)	—	(0.45)	13.10	10.64		37,128	1.03		0.91		2.55		32
R5	12.29	0.36	0.94	1.30	(0.33)	(0.15)	—	(0.48)	13.11	10.90		9,269	0.73		0.69		2.80		32
Y	12.34	0.36	0.95	1.31	(0.34)	(0.15)	—	(0.49)	13.16	10.91		14,384	0.63		0.62		2.81		32

For the Year Ended October 31, 2012
A	$11.02	$0.35	$1.18	$1.53	$(0.31)	$—	$—	$(0.31)	$12.24	14.05%		$1,131,250	1.04%		0.83%		2.98%		30%
B	10.98	0.30	1.16	1.46	(0.24)	—	—	(0.24)	12.20	13.44		16,451	1.54		1.30		2.55		30
C	10.94	0.25	1.18	1.43	(0.24)	—	—	(0.24)	12.13	13.22		649,208	1.79		1.58		2.19		30
I	11.02	0.37	1.18	1.55	(0.33)	—	—	(0.33)	12.24	14.31		307,422	0.81		0.59		3.19		30
R3	11.06	0.31	1.20	1.51	(0.28)	—	—	(0.28)	12.29	13.84		27,888	1.41		1.11		2.64		30
R4	11.06	0.33	1.21	1.54	(0.32)	—	—	(0.32)	12.28	14.08		14,568	1.17		0.83		2.77		30
R5	11.06	0.38	1.18	1.56	(0.33)	—	—	(0.33)	12.29	14.33		164	0.76		0.56		3.29		30
Y	11.05	0.37	1.26	1.63	(0.34)	—	—	(0.34)	12.34	14.98		1,829	0.74		0.56		3.14		30

For the Year Ended October 31, 2011
A	$10.55	$0.37	$0.44	$0.81	$(0.34)	$—	$—	$(0.34)	$11.02	7.78%		$395,347	1.17%		0.67%		3.44%		29%
B	10.51	0.28	0.44	0.72	(0.25)	—	—	(0.25)	10.98	6.96		9,328	2.05		1.50		2.61		29
C	10.48	0.29	0.44	0.73	(0.27)	—	—	(0.27)	10.94	7.05		140,127	1.90		1.40		2.70		29
I	10.54	0.39	0.45	0.84	(0.36)	—	—	(0.36)	11.02	8.11		62,139	0.94		0.44		3.62		29
R3	10.58	0.32	0.46	0.78	(0.30)	—	—	(0.30)	11.06	7.45		5,333	1.50		1.00		2.96		29
R4	10.58	0.37	0.44	0.81	(0.33)	—	—	(0.33)	11.06	7.82		463	1.22		0.70		3.37		29
R5	10.58	0.41	0.44	0.85	(0.37)	—	—	(0.37)	11.06	8.13		119	0.91		0.40		3.75		29
Y	10.57	0.42	0.43	0.85	(0.37)	—	—	(0.37)	11.05	8.23		136	0.81		0.31		3.84		29

For the Year Ended October 31, 2010(9)
A	$9.44	$0.33	$1.11	$1.44	$(0.33)	$—	$—	$(0.33)	$10.55	15.55%		$178,227	1.24%		0.74%		3.73%		34%
B	9.40	0.29	1.07	1.36	(0.25)	—	—	(0.25)	10.51	14.69		5,008	2.13		1.50		3.07		34
C	9.40	0.26	1.10	1.36	(0.28)	—	—	(0.28)	10.48	14.66		52,740	1.98		1.48		2.82		34
I(11)	9.81	0.25	0.74	0.99	(0.26)	—	—	(0.26)	10.54	10.23	(6)	17,593	0.99	(7)	0.49	(7)	3.52	(7)	34
R3(12)	9.75	0.13	0.84	0.97	(0.14)	—	—	(0.14)	10.58	10.03	(6)	166	1.58	(7)	1.01	(7)	3.03	(7)	34
R4(12)	9.75	0.14	0.84	0.98	(0.15)	—	—	(0.15)	10.58	10.17	(6)	112	1.28	(7)	0.71	(7)	3.40	(7)	34
R5(12)	9.75	0.16	0.84	1.00	(0.17)	—	—	(0.17)	10.58	10.33	(6)	110	0.96	(7)	0.41	(7)	3.70	(7)	34
Y	9.46	0.42	1.05	1.47	(0.36)	—	—	(0.36)	10.57	15.87		126	0.86		0.35		4.24		34

The accompanying notes are an integral part of these financial statements.

153

Hartford Funds – Mixed-Asset Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)(2) (2)(2)(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(5)(5)(3) (4)(5)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(5)(5)(3) (4)(5)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Checks and Balances Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$11.89	$0.08	$0.31	$0.39	$(0.37)	$(0.90)	$—	$(1.27)	$11.01	3.65	%(6)	$1,458,194	0.38	%(7)	0.38	%(7)	1.37	%(7)	6%
B	11.83	0.05	0.29	0.34	(0.32)	(0.90)	—	(1.22)	10.95	3.26	(6)	102,965	1.18	(7)	1.18	(7)	0.93	(7)	6
C	11.83	0.03	0.32	0.35	(0.33)	(0.90)	—	(1.23)	10.95	3.30	(6)	352,467	1.13	(7)	1.13	(7)	0.56	(7)	6
I	11.90	0.10	0.31	0.41	(0.38)	(0.90)	—	(1.28)	11.03	3.83	(6)	36,435	0.21	(7)	0.21	(7)	1.73	(7)	6
R3	11.86	(0.01)	0.38	0.37	(0.35)	(0.90)	—	(1.25)	10.98	3.49	(6)	13,277	0.75	(7)	0.75	(7)	(0.25	)(7)	6
R4	11.87	0.06	0.33	0.39	(0.37)	(0.90)	—	(1.27)	10.99	3.63	(6)	4,138	0.44	(7)	0.44	(7)	1.17	(7)	6
R5	11.90	(0.38)	0.78	0.40	(0.38)	(0.90)	—	(1.28)	11.02	3.77	(6)	2,567	0.14	(7)	0.14	(7)	(7.01	)(7)	6

For the Year Ended October 31, 2014
A	$11.75	$0.14	$1.07	$1.21	$(0.21)	$(0.86)	$—	$(1.07)	$11.89	11.07%		$1,404,632	0.39%		0.39%		1.25%		15%
B	11.64	0.05	1.05	1.10	(0.05)	(0.86)	—	(0.91)	11.83	10.09		108,791	1.19		1.19		0.46		15
C	11.65	0.06	1.04	1.10	(0.06)	(0.86)	—	(0.92)	11.83	10.17		334,810	1.14		1.14		0.50		15
I	11.78	0.18	1.06	1.24	(0.26)	(0.86)	—	(1.12)	11.90	11.35		34,269	0.14		0.14		1.53		15
R3	11.69	0.10	1.06	1.16	(0.13)	(0.86)	—	(0.99)	11.86	10.70		10,635	0.75		0.75		0.88		15
R4	11.73	0.13	1.07	1.20	(0.20)	(0.86)	—	(1.06)	11.87	11.06		3,932	0.45		0.45		1.14		15
R5	11.78	0.17	1.07	1.24	(0.26)	(0.86)	—	(1.12)	11.90	11.34		163	0.15		0.15		1.48		15

For the Year Ended October 31, 2013
A	$9.92	$0.16	$1.88	$2.04	$(0.18)	$(0.03)	$—	$(0.21)	$11.75	20.89%		$1,354,101	0.41%		0.41%		1.51%		12%
B	9.88	0.08	1.86	1.94	(0.15)	(0.03)	—	(0.18)	11.64	20.01		117,550	1.21		1.21		0.72		12
C	9.89	0.08	1.87	1.95	(0.16)	(0.03)	—	(0.19)	11.65	20.00		308,250	1.16		1.16		0.76		12
I	9.93	0.18	1.88	2.06	(0.18)	(0.03)	—	(0.21)	11.78	21.15		29,305	0.15		0.15		1.70		12
R3	9.90	0.13	1.86	1.99	(0.17)	(0.03)	—	(0.20)	11.69	20.43		10,875	0.75		0.75		1.19		12
R4	9.91	0.16	1.86	2.02	(0.17)	(0.03)	—	(0.20)	11.73	20.79		1,535	0.46		0.46		1.46		12
R5	9.93	0.19	1.87	2.06	(0.18)	(0.03)	—	(0.21)	11.78	21.16		144	0.15		0.15		1.74		12

For the Year Ended October 31, 2012(9)
A	$9.22	$0.20	$0.74	$0.94	$(0.20)	$(0.04)	$—	$(0.24)	$9.92	10.43%		$1,277,312	0.41%		0.41%		2.15%		12%
B	9.19	0.13	0.72	0.85	(0.12)	(0.04)	—	(0.16)	9.88	9.45		114,693	1.22		1.22		1.35		12
C	9.19	0.13	0.74	0.87	(0.13)	(0.04)	—	(0.17)	9.89	9.63		284,190	1.16		1.16		1.41		12
I	9.23	0.23	0.74	0.97	(0.23)	(0.04)	—	(0.27)	9.93	10.70		21,254	0.16		0.16		2.38		12
R3	9.20	0.17	0.74	0.91	(0.17)	(0.04)	—	(0.21)	9.90	10.08		10,764	0.76		0.76		1.71		12
R4	9.22	0.20	0.73	0.93	(0.20)	(0.04)	—	(0.24)	9.91	10.29		1,375	0.47		0.47		1.92		12
R5	9.23	0.23	0.74	0.97	(0.23)	(0.04)	—	(0.27)	9.93	10.70		119	0.16		0.16		2.37		12

For the Year Ended October 31, 2011(9)
A	$9.22	$0.13	$—	$0.13	$(0.13)	$—	$—	$(0.13)	$9.22	1.44%		$1,337,009	0.41%		0.41%		1.36%		19%
B	9.18	0.05	0.02	0.07	(0.06)	—	—	(0.06)	9.19	0.71		123,183	1.21		1.21		0.55		19
C	9.19	0.06	—	0.06	(0.06)	—	—	(0.06)	9.19	0.66		310,632	1.16		1.16		0.61		19
I	9.22	0.15	0.02	0.17	(0.16)	—	—	(0.16)	9.23	1.81		19,854	0.15		0.15		1.61		19
R3	9.21	0.10	—	0.10	(0.11)	—	—	(0.11)	9.20	1.05		9,211	0.76		0.76		1.00		19
R4	9.21	0.12	0.02	0.14	(0.13)	—	—	(0.13)	9.22	1.53		822	0.47		0.46		1.29		19
R5	9.22	0.15	0.02	0.17	(0.16)	—	—	(0.16)	9.23	1.83		107	0.15		0.15		1.62		19

For the Year Ended October 31, 2010
A	$8.29	$0.13	$0.93	$1.06	$(0.13)	$—	$—	$(0.13)	$9.22	12.85%		$1,429,438	0.42%		0.42%		1.51%		19%
B	8.26	0.06	0.92	0.98	(0.06)	—	—	(0.06)	9.18	11.87		143,627	1.23		1.23		0.69		19
C	8.26	0.07	0.92	0.99	(0.06)	—	—	(0.06)	9.19	12.06		355,504	1.16		1.16		0.75		19
I	8.29	0.15	0.93	1.08	(0.15)	—	—	(0.15)	9.22	13.09		21,297	0.17		0.17		1.75		19
R3	8.29	0.10	0.92	1.02	(0.10)	—	—	(0.10)	9.21	12.40		2,206	0.81		0.78		1.15		19
R4	8.29	0.14	0.91	1.05	(0.13)	—	—	(0.13)	9.21	12.76		241	0.50		0.47		1.75		19
R5	8.29	0.16	0.92	1.08	(0.15)	—	—	(0.15)	9.22	13.13		115	0.16		0.15		1.76		19

The accompanying notes are an integral part of these financial statements.

154

Hartford Funds – Mixed-Asset Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)(2) (2)(2)(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(5)(5)(3) (4)(5)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(5)(5)(3) (4)(5)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Global All-Asset Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$12.68	$0.02	$0.39	$0.41	$(0.31)	$(1.42)	$—	$(1.73)	$11.36	4.09	%(6)	$186,142	1.44	%(7)	1.25	%(7)	0.38	%(7)	31%
C	12.56	(0.01)	0.38	0.37	(0.22)	(1.42)	—	(1.64)	11.29	3.73	(6)	114,970	2.17	(7)	2.00	(7)	(0.21	)(7)	31
I	12.72	0.04	0.39	0.43	(0.35)	(1.42)	—	(1.77)	11.38	4.24	(6)	73,892	1.16	(7)	0.99	(7)	0.67	(7)	31
R3	12.67	0.01	0.39	0.40	(0.26)	(1.42)	—	(1.68)	11.39	4.00	(6)	2,615	1.77	(7)	1.50	(7)	0.18	(7)	31
R4	12.80	0.04	0.38	0.42	(0.32)	(1.42)	—	(1.74)	11.48	4.14	(6)	1,509	1.48	(7)	1.20	(7)	0.70	(7)	31
R5	12.72	0.05	0.38	0.43	(0.35)	(1.42)	—	(1.77)	11.38	4.28	(6)	2,849	1.16	(7)	0.95	(7)	0.92	(7)	31
Y	12.72	0.05	0.38	0.43	(0.36)	(1.42)	—	(1.78)	11.37	4.24	(6)	30,920	1.06	(7)	0.90	(7)	0.94	(7)	31

For the Year Ended October 31, 2014
A	$12.34	$0.11	$0.40	$0.51	$(0.13)	$(0.04)	$—	$(0.17)	$12.68	4.18%		$206,595	1.40%		1.25%		0.85%		75%
C	12.23	0.01	0.39	0.40	(0.03)	(0.04)	—	(0.07)	12.56	3.30		130,260	2.13		2.00		0.10		75
I	12.38	0.14	0.40	0.54	(0.16)	(0.04)	—	(0.20)	12.72	4.43		117,499	1.10		0.98		1.11		75
R3	12.34	0.08	0.39	0.47	(0.10)	(0.04)	—	(0.14)	12.67	3.86		3,340	1.73		1.50		0.61		75
R4	12.47	0.11	0.41	0.52	(0.15)	(0.04)	—	(0.19)	12.80	4.18		1,363	1.44		1.20		0.90		75
R5	12.38	0.14	0.41	0.55	(0.17)	(0.04)	—	(0.21)	12.72	4.49		2,730	1.12		0.95		1.14		75
Y	12.38	0.15	0.41	0.56	(0.18)	(0.04)	—	(0.22)	12.72	4.54		31,145	1.02		0.90		1.18		75

For the Year Ended October 31, 2013
A	$11.30	$0.08	$1.25	$1.33	$(0.29)	$—	$—	$(0.29)	$12.34	12.02%		$264,437	1.37%		1.22%		0.72%		47%
C	11.18	—	1.24	1.24	(0.19)	—	—	(0.19)	12.23	11.26		150,191	2.11		1.97		(0.03)		47
I	11.33	0.12	1.25	1.37	(0.32)	—	—	(0.32)	12.38	12.37		134,853	1.08		0.96		0.99		47
R3	11.29	0.05	1.26	1.31	(0.26)	—	—	(0.26)	12.34	11.78		3,504	1.70		1.47		0.45		47
R4	11.39	0.07	1.29	1.36	(0.28)	—	—	(0.28)	12.47	12.16		1,906	1.42		1.18		0.57		47
R5	11.34	0.12	1.25	1.37	(0.33)	—	—	(0.33)	12.38	12.30		2,615	1.09		0.93		0.99		47
Y	11.34	0.12	1.25	1.37	(0.33)	—	—	(0.33)	12.38	12.36		48,035	0.99		0.88		1.04		47

For the Year Ended October 31, 2012
A	$10.63	$0.06	$0.67	$0.73	$(0.06)	$—	$—	$(0.06)	$11.30	6.97%		$293,773	1.38%		1.09%		0.58%		94%
C	10.53	(0.02)	0.67	0.65	—	—	—	—	11.18	6.17		169,673	2.12		1.84		(0.16)		94
I	10.66	0.09	0.68	0.77	(0.10)	—	—	(0.10)	11.33	7.28		180,463	1.09		0.83		0.84		94
R3	10.61	0.04	0.67	0.71	(0.03)	—	—	(0.03)	11.29	6.75		3,961	1.74		1.36		0.33		94
R4	10.64	0.07	0.68	0.75	—	—	—	—	11.39	7.05		1,378	1.45		1.06		0.62		94
R5	10.67	0.09	0.68	0.77	(0.10)	—	—	(0.10)	11.34	7.31		2,485	1.11		0.83		0.85		94
Y	10.67	0.10	0.68	0.78	(0.11)	—	—	(0.11)	11.34	7.38		84,780	1.01		0.77		0.91		94

For the Year Ended October 31, 2011
A	$11.04	$0.03	$(0.32)	$(0.29)	$(0.03)	$(0.09)	$—	$(0.12)	$10.63	(2.67)%		$373,186	1.45%		1.02%		0.31%		206%
C	11.00	(0.05)	(0.32)	(0.37)	(0.01)	(0.09)	—	(0.10)	10.53	(3.36)		216,578	2.19		1.75		(0.43)		206
I	11.05	0.06	(0.32)	(0.26)	(0.04)	(0.09)	—	(0.13)	10.66	(2.44)		263,596	1.17		0.73		0.57		206
R3	11.02	0.01	(0.33)	(0.32)	—	(0.09)	—	(0.09)	10.61	(2.93)		3,140	1.79		1.30		0.09		206
R4	11.04	0.06	(0.36)	(0.30)	(0.01)	(0.09)	—	(0.10)	10.64	(2.71)		1,205	1.49		1.00		0.50		206
R5	11.05	0.08	(0.34)	(0.26)	(0.03)	(0.09)	—	(0.12)	10.67	(2.36)		2,335	1.19		0.70		0.74		206
Y	11.05	0.08	(0.33)	(0.25)	(0.04)	(0.09)	—	(0.13)	10.67	(2.34)		12,219	1.08		0.65		0.76		206

For the Year Ended October 31, 2010
A(12)	$10.00	$(0.01)	$1.05	$1.04	$—	$—	$—	$—	$11.04	10.40	%(6)	$92,704	1.51	%(7)	0.95	%(7)	(0.16	)%(7)	37	%(6)
C(12)	10.00	(0.04)	1.04	1.00	—	—	—	—	11.00	10.00	(6)	46,828	2.26	(7)	1.70	(7)	(0.92	)(7)	37	(6)
I(12)	10.00	—	1.05	1.05	—	—	—	—	11.05	10.50	(6)	66,511	1.24	(7)	0.68	(7)	(0.01	)(7)	37	(6)
R3(12)	10.00	(0.01)	1.03	1.02	—	—	—	—	11.02	10.20	(6)	2,216	1.91	(7)	1.31	(7)	(0.18	)(7)	37	(6)
R4(12)	10.00	0.01	1.03	1.04	—	—	—	—	11.04	10.40	(6)	2,208	1.61	(7)	1.01	(7)	0.12	(7)	37	(6)
R5(12)	10.00	0.02	1.03	1.05	—	—	—	—	11.05	10.50	(6)	2,210	1.31	(7)	0.71	(7)	0.42	(7)	37	(6)
Y(12)	10.00	0.01	1.04	1.05	—	—	—	—	11.05	10.50	(6)	9,948	1.22	(7)	0.66	(7)	0.47	(7)	37	(6)

The accompanying notes are an integral part of these financial statements.

155

Hartford Funds – Mixed-Asset Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)(2) (2)(2)(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(5)(5)(3) (4)(5)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(5)(5)(3) (4)(5)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Multi-Asset Income Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$9.95	$0.12	$0.06	$0.18	$(0.27)	$—	$—	$(0.27)	$9.86	1.85	%(6)	$11,508	1.21	%(7)	1.12	%(7)	2.58	%(7)	32%
C	9.94	0.15	(0.01)	0.14	(0.23)	—	—	(0.23)	9.85	1.47	(6)	4,721	1.93	(7)	1.87	(7)	3.08	(7)	32
I	9.95	0.20	(0.01)	0.19	(0.28)	—	—	(0.28)	9.86	1.98	(6)	2,768	0.90	(7)	0.86	(7)	4.09	(7)	32
R3	9.95	0.17	(0.01)	0.16	(0.25)	—	—	(0.25)	9.86	1.69	(6)	2,047	1.59	(7)	1.42	(7)	3.52	(7)	32
R4	9.95	0.19	(0.01)	0.18	(0.27)	—	—	(0.27)	9.86	1.84	(6)	2,053	1.29	(7)	1.12	(7)	3.82	(7)	32
R5	9.95	0.19	—	0.19	(0.28)	—	—	(0.28)	9.86	1.93	(6)	2,057	0.99	(7)	0.93	(7)	4.01	(7)	32
Y	9.95	0.20	(0.01)	0.19	(0.28)	—	—	(0.28)	9.86	1.98	(6)	119,454	0.89	(7)	0.83	(7)	4.11	(7)	32

For the Year Ended October 31, 2014
A(13)	$10.00	$0.18	$(0.10)	$0.08	$(0.13)	$—	$—	$(0.13)	$9.95	0.80	%(6)	$10,514	1.17	%(7)	1.12	%(7)	3.37	%(7)	26	%(6)
C(13)	10.00	0.14	(0.10)	0.04	(0.10)	—	—	(0.10)	9.94	0.37	(6)	4,350	1.93	(7)	1.87	(7)	2.68	(7)	26	(6)
I(13)	10.00	0.18	(0.09)	0.09	(0.14)	—	—	(0.14)	9.95	0.92	(6)	2,238	0.93	(7)	0.87	(7)	3.49	(7)	26	(6)
R3(13)	10.00	0.16	(0.09)	0.07	(0.12)	—	—	(0.12)	9.95	0.64	(6)	2,012	1.62	(7)	1.42	(7)	2.93	(7)	26	(6)
R4(13)	10.00	0.17	(0.09)	0.08	(0.13)	—	—	(0.13)	9.95	0.78	(6)	2,016	1.32	(7)	1.12	(7)	3.23	(7)	26	(6)
R5(13)	10.00	0.18	(0.09)	0.09	(0.14)	—	—	(0.14)	9.95	0.88	(6)	2,017	1.02	(7)	0.93	(7)	3.42	(7)	26	(6)
Y(13)	10.00	0.20	(0.10)	0.10	(0.15)	—	—	(0.15)	9.95	0.93	(6)	118,437	0.88	(7)	0.83	(7)	3.74	(7)	26	(6)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Ratios do not include expenses of the Underlying Funds.
(5)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(6)	Not annualized.
(7)	Annualized.
(8)	Commenced operations on March 31, 2015.
(9)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(10)	Commenced operations on November 7, 2014.
(11)	Commenced operations on February 26, 2010.
(12)	Commenced operations on May 28, 2010.
(13)	Commenced operations on April 30, 2014.

The accompanying notes are an integral part of these financial statements.

156

Hartford Funds – Mixed-Asset Funds

Directors and Officers (Unaudited)

The Board of Directors of the Company (the “Directors”) appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. (“The Hartford”) are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and one of the Company’s Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment Funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corp. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College.

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Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as the Treasurer of HFMG. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund and the Retail Funds from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

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Hartford Funds – Mixed-Asset Funds

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Funds’ Form N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

159

Hartford Funds – Mixed-Asset Funds

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2014 through April 30, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Hartford Balanced Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,038.90	$5.71	$1,000.00	$1,019.19	$5.66	1.13%	181	365
Class B	$1,000.00	$1,034.20	$10.19	$1,000.00	$1,014.78	$10.09	2.02%	181	365
Class C	$1,000.00	$1,035.10	$9.18	$1,000.00	$1,015.77	$9.10	1.82%	181	365
Class I(1)	$1,000.00	$1,007.10	$0.62	$1,000.00	$1,003.49	$0.62	0.75%	30	365
Class R3	$1,000.00	$1,037.80	$7.07	$1,000.00	$1,017.85	$7.00	1.40%	181	365
Class R4	$1,000.00	$1,039.10	$5.56	$1,000.00	$1,019.34	$5.51	1.10%	181	365
Class R5	$1,000.00	$1,040.60	$4.05	$1,000.00	$1,020.83	$4.01	0.80%	181	365
Class Y	$1,000.00	$1,040.40	$3.69	$1,000.00	$1,021.18	$3.66	0.73%	181	365

(1)	Commenced operations on March 31, 2015.

160

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Expense Example (Unaudited) – (continued)

The Hartford Balanced Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,024.70	$4.72	$1,000.00	$1,020.13	$4.71	0.94%	181	365
Class B	$1,000.00	$1,023.70	$4.97	$1,000.00	$1,019.89	$4.96	0.99%	181	365
Class C	$1,000.00	$1,020.80	$8.42	$1,000.00	$1,016.46	$8.40	1.68%	181	365
Class I	$1,000.00	$1,026.00	$3.47	$1,000.00	$1,021.37	$3.46	0.69%	181	365
Class R3	$1,000.00	$1,022.50	$6.22	$1,000.00	$1,018.65	$6.21	1.24%	181	365
Class R4	$1,000.00	$1,023.90	$4.72	$1,000.00	$1,020.13	$4.71	0.94%	181	365
Class R5	$1,000.00	$1,025.90	$3.47	$1,000.00	$1,021.37	$3.46	0.69%	181	365
Class R6(1)	$1,000.00	$1,021.70	$3.00	$1,000.00	$1,020.59	$3.00	0.63%	172	365
Class Y	$1,000.00	$1,026.20	$3.06	$1,000.00	$1,021.77	$3.06	0.61%	181	365

(1)	Commenced operations on November 7, 2014.

The Hartford Checks and Balances Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,036.50	$1.92	$1,000.00	$1,022.91	$1.91	0.38%	181	365
Class B	$1,000.00	$1,032.60	$5.95	$1,000.00	$1,018.94	$5.91	1.18%	181	365
Class C	$1,000.00	$1,033.00	$5.70	$1,000.00	$1,019.19	$5.66	1.13%	181	365
Class I	$1,000.00	$1,038.30	$1.06	$1,000.00	$1,023.75	$1.05	0.21%	181	365
Class R3	$1,000.00	$1,034.90	$3.78	$1,000.00	$1,021.08	$3.76	0.75%	181	365
Class R4	$1,000.00	$1,036.30	$2.22	$1,000.00	$1,022.61	$2.21	0.44%	181	365
Class R5	$1,000.00	$1,037.70	$0.71	$1,000.00	$1,024.10	$0.70	0.14%	181	365

(1)	Ratios do not include expenses of the Underlying Funds.

The Hartford Global All-Asset Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,040.90	$6.33	$1,000.00	$1,018.60	$6.26	1.25%	181	365
Class C	$1,000.00	$1,037.30	$10.10	$1,000.00	$1,014.88	$9.99	2.00%	181	365
Class I	$1,000.00	$1,042.40	$5.01	$1,000.00	$1,019.89	$4.96	0.99%	181	365
Class R3	$1,000.00	$1,040.00	$7.59	$1,000.00	$1,017.36	$7.50	1.50%	181	365
Class R4	$1,000.00	$1,041.40	$6.07	$1,000.00	$1,018.84	$6.01	1.20%	181	365
Class R5	$1,000.00	$1,042.80	$4.81	$1,000.00	$1,020.08	$4.76	0.95%	181	365
Class Y	$1,000.00	$1,042.40	$4.56	$1,000.00	$1,020.33	$4.51	0.90%	181	365

161

Hartford Funds – Mixed-Asset Funds

Expense Example (Unaudited) – (continued)

Hartford Multi-Asset Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,018.50	$5.61	$1,000.00	$1,019.24	$5.61	1.12%	181	365
Class C	$1,000.00	$1,014.70	$9.34	$1,000.00	$1,015.52	$9.35	1.87%	181	365
Class I	$1,000.00	$1,019.80	$4.31	$1,000.00	$1,020.53	$4.31	0.86%	181	365
Class R3	$1,000.00	$1,016.90	$7.10	$1,000.00	$1,017.75	$7.10	1.42%	181	365
Class R4	$1,000.00	$1,018.40	$5.61	$1,000.00	$1,019.24	$5.61	1.12%	181	365
Class R5	$1,000.00	$1,019.30	$4.66	$1,000.00	$1,020.18	$4.66	0.93%	181	365
Class Y	$1,000.00	$1,019.80	$4.16	$1,000.00	$1,020.68	$4.16	0.83%	181	365

162

Hartford Funds – Mixed-Asset Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: (Global All-Asset Fund and Multi-Asset Income Fund only) Actively trading investments may result in higher costs and higher taxable income.

Asset Allocation Strategy Risk: (All but Checks & Balances Fund) The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Cayman Subsidiary Risk: (Global All-Asset Fund only) Investing in a Cayman Islands subsidiary exposes the Fund to the risks associated with the subsidiary and its investments.

Commodities Risk: (Global All-Asset Fund only) Investments in commodities may be more volatile than investments in traditional securities.

Derivatives Risk: (Global All-Asset Fund and Multi-Asset Income Fund only) Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Dividend Paying Security Investment Risk: (Balanced Income Fund and Multi-Asset Income Fund only) Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

Fixed Income Risk: Each Fund, except Checks and Balances Fund, is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment Risk: (Balanced Income Fund, Global All-Asset Fund and Multi-Asset Income Fund) Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Foreign Investment and Emerging Markets Risk: (Balanced Income Fund, Global All-Asset Fund and Multi-Asset Income Fund) Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: (Multi-Asset Income Fund only) Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Fund of Funds Risk: (Checks and Balances Fund only) The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage and asset-backed securities, and derivatives.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: (Multi-Asset Income Fund only) The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Market, Selection and Strategy Risk: Each Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mortgage-Backed Securities Risk: (Balanced Fund and Multi-Asset Income Fund) Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool

163

Hartford Funds – Mixed-Asset Funds

Main Risks (Unaudited) – (continued)

Quantitative Analysis Risk: (Multi-Asset Income Fund only) The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Value Investing Risk: (Balanced Income Fund only) Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

164

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

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HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-MA15 6/15 117965 Printed in U.S.A.	hartfordfunds.com

HARTFORDFUNDS

Our benchmark is the investor.℠

3.15

ASSET ALLOCATION FUNDS

2015 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

The now six-year-old bull market in equities continued through the six months ended April 30, 2015, the period of this report, after notching its sixth-consecutive calendar year of positive returns in 2014. From its financial-crisis low in March 2009, the S&P 500 Index[1] has grown more than 200%. Returns have been modest so far in 2015, with the S&P 500 Index gaining just less than 2% through April, yet the Index generally managed to stay in positive territory during the period.

A stronger U.S. dollar, a result of divergent domestic and foreign central-bank policies, and cheaper oil, due to a supply glut unmatched by demand, were market drivers during the period.

In addition, central banks around the globe continue to play an important role in influencing investor and market movement.

On the domestic front, the U.S. Federal Reserve (Fed) ended its bond-buying quantitative-easing (QE) program in late 2014. Now, investor focus is centered on Fed meetings to determine the timeline for future rate hikes, which is dependent on the rate of economic growth, employment rates, and inflation expectations. Currently, rate increases are expected to take place in late 2015. When the Fed begins to raise rates, the shift is likely to be felt by fixed-income investors in particular, as bonds are generally more sensitive to shifting rates than equities.

Though QE ended in the U.S., it is still in use overseas. The Bank of Japan ramped up their existing QE program to stimulate growth by increasing the amount of purchases in their bond-buying program. The European Central Bank started its own program of bond purchases in early 2015 to lower borrowing costs in hopes of stimulating the sluggish economies in the Eurozone. In particular, Greece remains a source of concern as it tries to negotiate its debt repayment to satisfy its creditors.

As the second half of the year approaches, the continuing role of central banks and macroeconomic events in financial markets serves as an important reminder to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Funds – Asset Allocation Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Conservative Allocation Fund inception 05/28/2004

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks current income and long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Conservative Allocation A2	1.32%	0.58%	4.09%	4.33%
Conservative Allocation A3	-4.25%	-4.95%	2.91%	3.74%
Conservative Allocation B2	0.91%	-0.11%	3.25%	3.70%	[4]
Conservative Allocation B3	-3.85%	-4.82%	2.89%	3.70%	[4]
Conservative Allocation C2	0.95%	-0.07%	3.32%	3.58%
Conservative Allocation C3	0.00%	-1.02%	3.32%	3.58%
Conservative Allocation I2	1.41%	0.90%	4.36%	4.57%
Conservative Allocation R3[2]	1.15%	0.31%	3.74%	4.00%
Conservative Allocation R4[2]	1.30%	0.63%	4.05%	4.29%
Conservative Allocation R5[2]	1.40%	0.90%	4.35%	4.55%
Barclays U.S. Aggregate Bond Index	2.06%	4.46%	4.12%	4.75%
Conservative Allocation Fund Blended Index	3.08%	5.61%	6.15%	5.89%
MSCI All Country World Index	5.24%	8.01%	10.16%	7.54%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.
Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Conservative Allocation Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 70% Barclays U.S. Aggregate Bond Index and 30% MSCI All Country World Index.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Conservative Allocation Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Conservative Allocation Class A	1.30%	1.30%
Conservative Allocation Class B	2.10%	2.14%
Conservative Allocation Class C	2.05%	2.05%
Conservative Allocation Class I	1.03%	1.03%
Conservative Allocation Class R3	1.60%	1.65%
Conservative Allocation Class R4	1.30%	1.35%
Conservative Allocation Class R5	1.00%	1.05%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Richard P. Meagher, CFA

Managing Director, Asset Allocation Strategist and Portfolio Manager

Wellington Management Company LLP

Wendy M. Cromwell, CFA

Senior Managing Director, Director of Strategic Asset Allocation, and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Conservative Allocation Fund returned 1.32%, before sales charge, for the six-month period ended April 30, 2015 underperforming the Fund’s blended benchmark, 30% MSCI All Country World Index, 70% Barclays U.S. Aggregate Bond Index, which returned 3.08% for the same period. Individually, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 5.24% and 2.06%, respectively, for the same period. The Fund also underperformed the 2.00% average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany;

however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult, arising from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April of 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter of 2015. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve. Absolute returns in the major fixed income sectors were mixed as the decline in government bond yields was not enough to offset the credit-spread widening in certain sectors such as high yield and emerging markets.

3

The Hartford Conservative Allocation Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

There are two main drivers of Fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Potential value added from asset allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to the strategic allocation, the stock/bond mix of the Fund was approximately 30% equities and 70% fixed income during the period, in line with the Fund’s blended benchmark. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The Fund’s portfolio managers select the underlying funds.

In aggregate, asset allocation detracted from performance relative to the blended benchmark. Exposure to natural resource related equities, Treasury Inflation Protected Securities (TIPS) and global nominal bonds were the drivers of underperformance during the period. This was partially offset by an overweight to small cap non-U.S. equities, which contributed on a relative basis.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds contributed on a benchmark relative basis. Strong performance relative to the blended benchmark from The Hartford World Bond, Hartford Real Total Return, and The Hartford International Value Funds more than offset weak results relative to the blended benchmark in The Hartford Inflation Plus, The Hartford Total Return Bond, and The Hartford International Small Company Funds.

Derivatives were not utilized at the aggregate fund level although they are utilized at the underlying fund level.

What is the outlook?

We expect the global economy to gradually work its way free of the cycle of currency weakness, falling commodity prices, and deflationary fears, and expect that growth should begin to accelerate globally in late 2015. While global equity valuations remain elevated, they should be sustainable if our stable-to-positive view on growth is correct. Within equities, we favor developed markets and see more upside in non-U.S. developed market equities than in U.S. equities. We retain a constructive view on capital markets and risk assets. The Fund ended the period with an overweight to international equities and an underweight to both large cap U.S. equities and fixed income relative to the blended benchmark.

4

The Hartford Growth Allocation Fund inception 05/28/2004

(advised by Hartford Funds Management Company LLC (“HFMC”))	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Growth Allocation A2	4.64%	6.40%	9.16%	6.72%
Growth Allocation A3	-1.11%	0.55%	7.94%	6.12%
Growth Allocation B2	4.15%	5.42%	8.26%	6.07%	[4]
Growth Allocation B3	0.17%	1.40%	7.97%	6.07%	[4]
Growth Allocation C2	4.28%	5.63%	8.37%	5.95%
Growth Allocation C3	3.49%	4.83%	8.37%	5.95%
Growth Allocation I2	4.76%	6.67%	9.51%	7.03%
Growth Allocation R3[2]	4.43%	6.00%	8.83%	6.43%
Growth Allocation R4[2]	4.55%	6.32%	9.18%	6.73%
Growth Allocation R5[2]	4.78%	6.69%	9.51%	7.00%
Barclays U.S. Aggregate Bond Index	2.06%	4.46%	4.12%	4.75%
Growth Allocation Fund Blended Index	4.66%	7.37%	9.13%	7.22%
MSCI All Country World Index	5.24%	8.01%	10.16%	7.54%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company, and Wellington Management Company LLP (“Wellington Management”). As of June 4, 2012, Hartford Investment Management Company served as the sub-adviser to the Fund and as of May 1, 2014, Wellington Management served as sub-adviser to the Fund.

Effective May 31, 2014, Wellington Management no longer serves as the sub-adviser to the Fund. In connection with these changes, HFMC has assumed the day-to-day management of the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Growth Allocation Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 20% Barclays U.S. Aggregate Bond Index and 80% MSCI All Country World Index.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

5

The Hartford Growth Allocation Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Allocation Class A	1.40%	1.40%
Growth Allocation Class B	2.25%	2.25%
Growth Allocation Class C	2.13%	2.13%
Growth Allocation Class I	1.08%	1.08%
Growth Allocation Class R3	1.70%	1.70%
Growth Allocation Class R4	1.40%	1.40%
Growth Allocation Class R5	1.10%	1.10%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company

How did the Fund perform?

The Class A shares of The Hartford Growth Allocation Fund returned 4.64%, before sales charge, for the six-month period ended April 30, 2015 underperforming the Fund’s blended benchmark, 80% MSCI All Country World Index/20% Barclays U.S. Aggregate Bond Index, which returned 4.66% for the same period. In comparison, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 5.24% and 2.06%, respectively, for the same period. The Fund outperformed the 3.50% average return for the Lipper Mixed-Asset Target Growth Funds category, a group of funds with equity weights of 60%-80%.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter of 2014. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme, and despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the Fed charted a course for policy normalization (i.e. bringing interest rates to normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that make future growth difficult from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of 2015 before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

6

The Hartford Growth Allocation Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Global government bond prices gained over the quarter as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve. Absolute returns in the major fixed income sectors were mixed as the decline in government bond yields was not enough to offset the credit-spread widening in certain sectors such as high yield and emerging markets.

Allocations to Hartford Global Capital Appreciation Fund and Hartford Real Total Return Fund contributed the most to relative performance. Allocations to The Hartford Small Company Fund and The Hartford World Bond Fund detracted from relative performance versus the Fund’s blended benchmark.

Derivatives are not utilized at the Fund level, although they are utilized at the underlying fund level, and did not have a material direct impact on Fund performance.

What is the outlook?

The Fund ended the period with an overweight to international equities, smaller cap equities, and non-U.S. bonds, relative to its blended benchmark. We will continue to manage the Fund within the bands of the 80% equity, 20% fixed income strategic targets.

7

Hartford Moderate Allocation Fund inception 05/28/2004

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Moderate Allocation A2	2.90%	3.03%	6.35%	5.46%
Moderate Allocation A3	-2.76%	-2.64%	5.16%	4.86%
Moderate Allocation B2	2.51%	2.20%	5.49%	4.80%	[4]
Moderate Allocation B3	-2.14%	-2.43%	5.17%	4.80%	[4]
Moderate Allocation C2	2.48%	2.33%	5.58%	4.69%
Moderate Allocation C3	1.56%	1.40%	5.58%	4.69%
Moderate Allocation I2	3.06%	3.42%	6.68%	5.73%
Moderate Allocation R3[2]	2.75%	2.67%	5.99%	5.14%
Moderate Allocation R4[2]	2.87%	3.01%	6.33%	5.43%
Moderate Allocation R5[2]	3.05%	3.38%	6.64%	5.69%
Barclays U.S. Aggregate Bond Index	2.06%	4.46%	4.12%	4.75%
Moderate Allocation Fund Blended Index	3.89%	6.51%	7.71%	6.65%
MSCI All Country World Index	5.24%	8.01%	10.16%	7.54%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Moderate Allocation Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 45% Barclays U.S. Aggregate Bond Index and 55% MSCI All Country World Index.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

8

Hartford Moderate Allocation Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Moderate Allocation Class A	1.30%	1.30%
Moderate Allocation Class B	2.14%	2.14%
Moderate Allocation Class C	2.03%	2.03%
Moderate Allocation Class I	0.99%	0.99%
Moderate Allocation Class R3	1.63%	1.63%
Moderate Allocation Class R4	1.33%	1.33%
Moderate Allocation Class R5	1.03%	1.03%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Richard P. Meagher, CFA

Managing Director, Asset Allocation Strategist and Portfolio Manager

Wellington Management Company LLP

Wendy M. Cromwell, CFA

Senior Managing Director, Director of Strategic Asset Allocation, and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of the Hartford Moderate Allocation Fund returned 2.90%, before sales charge, for the six-month period ended April 30, 2015 underperforming the Fund’s blended benchmark (55% MSCI All Country World Index/45% Barclays U.S. Aggregate Bond Index), which returned 3.89% for the same period. Individually, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 5.24% and 2.06%, respectively, for the same period. The Fund outperformed the 2.68% average return of the Lipper Mixed-Asset Target Moderate Funds category, a group of funds with equity weights of 40%-60%.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult, arising from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April of 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter of 2015. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve. Absolute returns in the major fixed income sectors were mixed as the decline in government bond yields was not enough to offset the credit-spread widening in certain sectors such as high yield and emerging markets.

9

Hartford Moderate Allocation Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

There are two main drivers of Fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Potential value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to the strategic allocation, the stock/bond mix of the Fund was approximately 55% equities and 45% fixed income during the period, in line with its blended benchmark. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers select the underlying funds.

In aggregate, asset allocation detracted from performance relative to the blended benchmark. Exposure to inflation-sensitive assets, such as natural resource-related equities and Treasury Inflation Protected Securities (TIPS), along with exposure to global nominal bonds detracted from performance relative to the blended benchmark. This was partially offset by an overweight to both U.S. and non-U.S. small cap equities, which contributed on a relative basis.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds contributed on a benchmark relative basis. Strong performance relative the blended benchmark from The Hartford World Bond, Hartford Real Total Return, and The Hartford International Value Funds more than offset weak results relative to the blended benchmark from The Hartford Inflation Plus, The Hartford International Small Company, and The Hartford Small Company Funds.

Please note, derivatives were not utilized at the aggregate fund level although they are utilized at the underlying fund level.

What is the outlook?

We expect the global economy to gradually work its way free of the cycle of currency weakness, falling commodity prices, and deflationary fears, and expect that growth should begin to accelerate globally in late 2015. While global equity valuations remain elevated, they should be sustainable if our stable-to-positive view on growth is correct. Within equities, we favor developed markets and see more upside in non-U.S. developed market equities than in U.S. equities. We retain a constructive view on capital markets and risk assets. The Fund ended the period with an overweight to international equities relative to its blended benchmark.

10

The Hartford Conservative Allocation Fund

Composition by Investments

as of April 30, 2015 (Unaudited)

Fund Name	Percentage of Net Assets
Hartford Real Total Return Fund	6.6%
The Hartford Alternative Strategies Fund	3.4
The Hartford Capital Appreciation Fund	2.7
The Hartford Dividend and Growth Fund	4.3
The Hartford Emerging Markets Research Fund(1)	2.3
The Hartford Global Real Asset Fund	12.4
The Hartford Inflation Plus Fund	22.7
The Hartford International Growth Fund	1.5
The Hartford International Opportunities Fund	3.0
The Hartford International Small Company Fund	1.9
The Hartford International Value Fund	1.5
The Hartford MidCap Value Fund	0.9
The Hartford Small Company Fund	0.8
The Hartford Strategic Income Fund	2.0
The Hartford Total Return Bond Fund	14.0
The Hartford World Bond Fund	20.0

Total	100.0%

(1)	Effective as of May 29, 2015 the fund was renamed Hartford Emerging Markets Equity Fund.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Conservative Allocation Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
AFFILIATED INVESTMENT COMPANIES - 100.0%
	Alternative Strategy Funds - 22.4%
1,207,115	Hartford Real Total Return Fund(1)	$12,336,718
655,929	The Hartford Alternative Strategies Fund(1)	6,382,190
2,445,591	The Hartford Global Real Asset Fund	23,257,569

	Total Alternative Strategy Funds (cost $44,091,935)	41,976,477

	Domestic Equity Funds - 8.7%
114,528	The Hartford Capital Appreciation Fund	4,988,818
309,666	The Hartford Dividend and Growth Fund	8,051,304
99,362	The Hartford MidCap Value Fund	1,666,304
64,500	The Hartford Small Company Fund(1)	1,611,847

	Total Domestic Equity Funds (cost $14,942,456)	16,318,273

	International/Global Equity Funds - 10.2%
480,776	The Hartford Emerging Markets Research Fund	4,216,410
205,994	The Hartford International Growth Fund	2,855,077
343,174	The Hartford International Opportunities Fund	5,672,664
233,590	The Hartford International Small Company Fund	3,466,476
179,334	The Hartford International Value Fund	2,869,344

	Total International/Global Equity Funds (cost $18,947,936)	19,079,971

	Taxable Fixed Income Funds - 58.7%
3,879,412	The Hartford Inflation Plus Fund	42,595,943
421,721	The Hartford Strategic Income Fund	3,765,969
2,451,793	The Hartford Total Return Bond Fund	26,209,670
3,562,392	The Hartford World Bond Fund	37,405,113

	Total Taxable Fixed Income Funds (cost $114,534,738)	109,976,695

	Total Affiliated Investment Companies (cost $192,517,065)	$187,351,416

	Total Long-Term Investments (cost $192,517,065)	$187,351,416

Total Investments (cost $192,517,065)^	100.0%	$187,351,416
Other Assets and Liabilities	0.0%	(72,987)

Total Net Assets	100.0%	$187,278,429

The accompanying notes are an integral part of these financial statements.

12

The Hartford Conservative Allocation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $193,174,421 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,067,357
Unrealized Depreciation	(6,890,362)

Net Unrealized Depreciation	$(5,823,005)

(1)	Non-income producing.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Conservative Allocation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$187,351,416	$187,351,416	$—	$—

Total	$187,351,416	$187,351,416	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Growth Allocation Fund

Composition by Investments

as of April 30, 2015 (Unaudited)

Fund Name	Percentage of Net Assets
Hartford Global Capital Appreciation Fund	22.2%
Hartford Global Equity Income Fund	20.4
Hartford Multi-Asset Income Fund	12.1
Hartford Real Total Return Fund	4.9
The Hartford Emerging Markets Research Fund(1)	10.2
The Hartford MidCap Fund	6.9
The Hartford MidCap Value Fund	6.9
The Hartford Small Company Fund	6.7
The Hartford World Bond Fund	9.8
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)	Effective as of May 29, 2015 the fund was renamed Hartford Emerging Markets Equity Fund.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Growth Allocation Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
AFFILIATED INVESTMENT COMPANIES - 100.1%
	Alternative Strategy Funds - 4.9%
4,401,685	Hartford Real Total Return Fund(1)	$44,985,223

	Total Alternative Strategy Funds (cost $45,397,228)	44,985,223

	Domestic Equity Funds - 20.5%
2,078,464	The Hartford MidCap Fund	62,894,335
3,750,570	The Hartford MidCap Value Fund	62,897,061
2,463,031	The Hartford Small Company Fund(1)	61,551,139

	Total Domestic Equity Funds (cost $181,063,414)	187,342,535

	International/Global Equity Funds - 52.8%
10,842,885	Hartford Global Capital Appreciation Fund	203,087,243
15,914,819	Hartford Global Equity Income Fund	185,885,088
10,595,937	The Hartford Emerging Markets Research Fund	92,926,367

	Total International/Global Equity Funds (cost $499,770,493)	481,898,698

	Mixed-Asset Funds - 12.1%
11,169,722	Hartford Multi-Asset Income Fund	110,133,457

	Total Mixed-Asset Funds (cost $113,233,461)	110,133,457

	Taxable Fixed Income Funds - 9.8%
8,562,159	The Hartford World Bond Fund	89,902,665

	Total Taxable Fixed Income Funds (cost $92,091,624)	89,902,665

	Total Affiliated Investment Companies (cost $931,556,220)	$914,262,578

	Total Long-Term Investments (cost $931,556,220)	$914,262,578

Total Investments (cost $931,556,220)^	100.1%	$914,262,578
Other Assets and Liabilities	(0.1)%	(625,069)

Total Net Assets	100.0%	$913,637,509

The accompanying notes are an integral part of these financial statements.

16

The Hartford Growth Allocation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $933,287,610 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,446,928
Unrealized Depreciation	(28,471,960)

Net Unrealized Depreciation	$(19,025,032)

(1)	Non-income producing.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Growth Allocation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$914,262,578	$914,262,578	$—	$—

Total	$914,262,578	$914,262,578	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

18

Hartford Moderate Allocation Fund

Composition by Investments

as of April 30, 2015 (Unaudited)

Fund Name	Percentage of Net Assets
Hartford Real Total Return Fund	6.5%
The Hartford Alternative Strategies Fund	3.4
The Hartford Capital Appreciation Fund	6.9
The Hartford Dividend and Growth Fund	12.8
The Hartford Emerging Markets Research Fund(1)	5.6
The Hartford Global Real Asset Fund	7.1
The Hartford Inflation Plus Fund	13.0
The Hartford International Growth Fund	3.3
The Hartford International Opportunities Fund	6.5
The Hartford International Small Company Fund	4.5
The Hartford International Value Fund	3.3
The Hartford MidCap Value Fund	2.2
The Hartford Small Company Fund	2.1
The Hartford Strategic Income Fund	4.0
The Hartford Total Return Bond Fund	8.0
The Hartford World Bond Fund	10.9
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)	Effective as of May 29, 2015 the fund was renamed Hartford Emerging Markets Equity Fund.

The accompanying notes are an integral part of these financial statements.

19

Hartford Moderate Allocation Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
AFFILIATED INVESTMENT COMPANIES - 100.1%
	Alternative Strategy Funds - 17.0%
4,414,394	Hartford Real Total Return Fund(1)	$45,115,107
2,387,193	The Hartford Alternative Strategies Fund(1)	23,227,386
5,138,263	The Hartford Global Real Asset Fund	48,864,878

	Total Alternative Strategy Funds (cost $121,196,131)	117,207,371

	Domestic Equity Funds - 24.0%
1,084,851	The Hartford Capital Appreciation Fund	47,256,120
3,392,233	The Hartford Dividend and Growth Fund	88,198,054
889,769	The Hartford MidCap Value Fund	14,921,425
582,364	The Hartford Small Company Fund(1)	14,553,266

	Total Domestic Equity Funds (cost $137,939,348)	164,928,865

	International/Global Equity Funds - 23.2%
4,349,515	The Hartford Emerging Markets Research Fund	38,145,251
1,622,401	The Hartford International Growth Fund	22,486,484
2,712,030	The Hartford International Opportunities Fund	44,829,852
2,106,577	The Hartford International Small Company Fund	31,261,605
1,418,131	The Hartford International Value Fund	22,690,098

	Total International/Global Equity Funds (cost $153,119,341)	159,413,290

	Taxable Fixed Income Funds - 35.9%
8,163,129	The Hartford Inflation Plus Fund	89,631,162
3,098,355	The Hartford Strategic Income Fund	27,668,307
5,123,519	The Hartford Total Return Bond Fund	54,770,416
7,162,538	The Hartford World Bond Fund	75,206,648

	Total Taxable Fixed Income Funds (cost $256,607,773)	247,276,533

	Total Affiliated Investment Companies (cost $668,862,593)	$688,826,059

	Total Long-Term Investments (cost $668,862,593)	$688,826,059

Total Investments (cost $668,862,593)^	100.1%	$688,826,059
Other Assets and Liabilities	(0.1)%	(537,174)

Total Net Assets	100.0%	$688,288,885

The accompanying notes are an integral part of these financial statements.

20

Hartford Moderate Allocation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $671,384,041 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$31,026,493
Unrealized Depreciation	(13,584,475)

Net Unrealized Appreciation	$17,442,018

(1)	Non-income producing.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

21

Hartford Moderate Allocation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$688,826,059	$688,826,059	$—	$—

Total	$688,826,059	$688,826,059	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

22

Hartford Funds – Asset Allocation Funds

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	The Hartford Conservative Allocation Fund	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund
Assets:
Investments in affiliated investment companies, at market value	$187,351,416	$914,262,578	$688,826,059
Receivables:
Investment securities sold	34,293	131,558	174,170
Fund shares sold	181,965	697,454	451,513
Dividends and interest	60,296	—	125,971
Other assets	50,983	59,371	55,811

Total assets	187,678,953	915,150,961	689,633,524

Liabilities:
Payables:
Investment securities purchased	60,296	—	125,972
Fund shares redeemed	208,957	928,438	770,351
Investment management fees	23,235	84,681	77,420
Distribution fees	69,700	336,152	251,436
Accrued expenses	38,336	164,181	119,460

Total liabilities	400,524	1,513,452	1,344,639

Net assets	$187,278,429	$913,637,509	$688,288,885

Summary of Net Assets:
Capital stock and paid-in-capital	$189,867,848	$891,659,256	$633,339,819
Undistributed (distributions in excess of) net investment income	(1,395,216)	(13,232,066)	(8,578,949)
Accumulated net realized gain (loss)	3,971,446	52,503,961	43,564,549
Unrealized appreciation (depreciation) of investments	(5,165,649)	(17,293,642)	19,963,466

Net assets	$187,278,429	$913,637,509	$688,288,885

Shares authorized	400,000,000	400,000,000	400,000,000

Par value	$0.001	$0.001	$0.001

Class A: Net asset value per share	$10.29	$11.96	$12.26

Maximum offering price per share	$10.89	$12.66	$12.97

Shares outstanding	11,928,452	52,834,628	36,733,528

Net Assets	$122,751,372	$631,718,725	$450,416,352

Class B: Net asset value per share	$10.21	$11.85	$12.14

Shares outstanding	475,589	2,533,840	1,531,717

Net Assets	$4,854,110	$30,027,950	$18,592,989

Class C: Net asset value per share	$10.20	$11.80	$12.12

Shares outstanding	4,246,190	17,344,057	12,725,046

Net Assets	$43,300,911	$204,633,764	$154,277,981

Class I: Net asset value per share	$10.28	$11.89	$12.27

Shares outstanding	141,859	549,495	883,808

Net Assets	$1,458,784	$6,535,828	$10,843,348

Class R3: Net asset value per share	$10.31	$11.69	$12.13

Shares outstanding	872,691	1,534,082	2,361,925

Net Assets	$8,993,275	$17,934,005	$28,659,559

Class R4: Net asset value per share	$10.30	$11.89	$12.26

Shares outstanding	311,746	1,361,618	1,367,569

Net Assets	$3,210,403	$16,192,812	$16,768,976

Class R5: Net asset value per share	$10.30	$11.97	$12.28

Shares outstanding	262,986	551,109	710,916

Net Assets	$2,709,574	$6,594,425	$8,729,680

Cost of investments in affiliated investment companies	$192,517,065	$931,556,220	$668,862,593

The accompanying notes are an integral part of these financial statements.

23

Hartford Funds – Asset Allocation Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	The Hartford Conservative Allocation Fund	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund
Investment Income:
Dividends from affiliated investment companies	$2,186,340	$10,449,175	$7,428,779

Total investment income, net	2,186,340	10,449,175	7,428,779

Expenses:
Investment management fees	144,831	574,231	472,587
Administrative services fees
Class R3	9,397	18,746	33,959
Class R4	2,647	11,986	13,503
Class R5	1,541	3,222	4,267
Transfer agent fees
Class A	68,556	419,329	251,237
Class B	6,484	48,361	25,619
Class C	21,131	122,845	74,442
Class I	665	2,716	3,326
Class R3	194	360	508
Class R4	130	149	193
Class R5	38	31	69
Distribution fees
Class A	156,632	770,062	559,957
Class B	29,113	176,529	109,225
Class C	222,171	1,008,515	778,402
Class R3	23,491	46,865	84,896
Class R4	4,412	19,977	22,505
Custodian fees	99	50	50
Registration and filing fees	46,014	56,420	57,675
Accounting services fees	11,587	54,035	41,837
Board of Directors’ fees	3,422	12,894	10,662
Audit fees	6,000	8,182	8,008
Other expenses	18,810	71,520	56,864

Total expenses (before waivers and fees paid indirectly)	777,365	3,427,025	2,609,791
Management fee waivers	(1,894)	(81,752)	(890)

Total waivers and fees paid indirectly	(1,894)	(81,752)	(890)

Total expenses, net	775,471	3,345,273	2,608,901

Net Investment Income (Loss)	1,410,869	7,103,902	4,819,878

Net Realized Gain (Loss) on Investments:
Capital gain distributions received from affiliated investment companies	5,231,528	68,267,921	39,852,398
Net realized gain (loss) on investments in affiliated investment companies	(330,609)	(306,192)	6,246,527

Net Realized Gain (Loss) on Investments	4,900,919	67,961,729	46,098,925

Net Changes in Unrealized Appreciation (Depreciation) of Investments:
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	(4,264,850)	(35,346,685)	(31,942,820)

Net Changes in Unrealized Appreciation (Depreciation) of Investments	(4,264,850)	(35,346,685)	(31,942,820)

Net Gain (Loss) on Investments	636,069	32,615,044	14,156,105

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,046,938	$39,718,946	$18,975,983

The accompanying notes are an integral part of these financial statements.

24

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25

Hartford Funds – Asset Allocation Funds

Statements of Changes in Net Assets

	The Hartford Conservative Allocation Fund		The Hartford Growth Allocation Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$1,410,869	$958,415	$7,103,902	$4,304,184
Net realized gain (loss) on investments	4,900,919	8,612,964	67,961,729	215,016,103
Net changes in unrealized appreciation (depreciation) of investments	(4,264,850)	(6,597,562)	(35,346,685)	(163,537,283)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,046,938	2,973,817	39,718,946	55,783,004

Distributions to Shareholders:
From net investment income
Class A	(1,875,342)	(1,115,487)	(18,087,308)	(3,439,160)
Class B	(77,881)	—	(645,388)	—
Class C	(592,198)	—	(4,477,434)	—
Class I	(26,812)	(16,310)	(204,078)	(42,475)
Class R3	(135,696)	(28,138)	(527,573)	(60,086)
Class R4	(50,543)	(36,060)	(470,558)	(105,639)
Class R5	(47,613)	(41,851)	(208,845)	(54,717)

Total from net investment income	(2,806,085)	(1,237,846)	(24,621,184)	(3,702,077)

From net realized gain on investments
Class A	(5,655,677)	(4,476,536)	(134,407,182)	—
Class B	(279,328)	(339,457)	(8,457,837)	—
Class C	(1,983,497)	(1,635,045)	(45,122,326)	—
Class I	(78,230)	(41,566)	(1,699,581)	—
Class R3	(438,171)	(332,813)	(4,311,184)	—
Class R4	(151,915)	(215,918)	(3,491,529)	—
Class R5	(141,981)	(105,569)	(1,392,515)	—

Total from net realized gain on investments	(8,728,799)	(7,146,904)	(198,882,154)	—

Total distributions	(11,534,884)	(8,384,750)	(223,503,338)	(3,702,077)

Capital Share Transactions:
Sold	10,376,634	31,907,703	48,696,609	104,854,582
Issued on reinvestment of distributions	11,252,714	8,192,292	218,337,294	3,651,670
Redeemed	(33,126,962)	(61,727,181)	(97,944,178)	(167,432,102)

Net increase (decrease) from capital share transactions	(11,497,614)	(21,627,186)	169,089,725	(58,925,850)

Net Increase (Decrease) in Net Assets	(20,985,560)	(27,038,119)	(14,694,667)	(6,844,923)

Net Assets:
Beginning of period	208,263,989	235,302,108	928,332,176	935,177,099

End of period	$187,278,429	$208,263,989	$913,637,509	$928,332,176

Undistributed (distributions in excess of) net investment income	$(1,395,216)	$—	$(13,232,066)	$4,285,216

The accompanying notes are an integral part of these financial statements.

26

Hartford Funds – Asset Allocation Funds

Statements of Changes in Net Assets – (continued)

Hartford Moderate Allocation Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014

$4,819,878	$3,678,843
46,098,925	54,315,379
(31,942,820)	(32,615,645)

18,975,983	25,378,577

(8,794,684)	(4,770,090)
(393,255)	—
(2,794,746)	(292,134)
(233,842)	(150,041)
(666,596)	(222,487)
(342,393)	(215,535)
(173,311)	(136,377)

(13,398,827)	(5,786,664)

(34,416,160)	(868,394)
(1,823,645)	(74,364)
(12,237,856)	(319,747)
(901,536)	(17,645)
(2,777,103)	(74,331)
(1,358,839)	(43,213)
(653,612)	(17,868)

(54,168,751)	(1,415,562)

(67,567,578)	(7,202,226)

28,684,909	84,161,038
66,074,717	7,052,549
(92,112,978)	(160,455,005)

2,646,648	(69,241,418)

(45,944,947)	(51,065,067)

734,233,832	785,298,899

$688,288,885	$734,233,832

$(8,578,949)	$—

The accompanying notes are an integral part of these financial statements.

27

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements

April 30, 2015 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end management investment company comprised of forty-two series as of April 30, 2015. The financial statements for certain other series of the Company are presented in separate reports. The following series (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Conservative Allocation Fund (the “Conservative Allocation Fund”)

The Hartford Growth Allocation Fund (the “Growth Allocation Fund”)

Hartford Moderate Allocation Fund (the “Moderate Allocation Fund”)

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, Financial Services – Investment Companies.

Each Fund offers Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Each Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Affiliated Investment Companies”) and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the “Underlying Funds”), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). Each Fund seeks its investment goal through implementation of a strategic asset allocation recommendation provided by Wellington Management Company LLP (“Wellington Management”), the sub-adviser to the Conservative Allocation Fund and Moderate Allocation Fund or Hartford Funds Management Company, LLC (“HFMC”), the adviser to the Growth Allocation Fund.

No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of each Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

28

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Funds generally use market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Funds will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the

29

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of the Funds’ shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by each Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of the Funds is to pay dividends and/or distributions from net investment income and realized gains, if any, at least once a year. Long-term capital gain distributions are distributed by the Underlying Funds at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Funds.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

3.	Principal Risks:

Each Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets each Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions, which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2014 and October 31, 2013 are as follows (as adjusted for dividends payable, if applicable):

Fund	Ordinary Income for the Year Ended October 31, 2014	Long-Term Capital Gains for the Year Ended October 31, 2014(1)	Ordinary Income for the Year Ended October 31, 2013	Long-Term Capital Gains for the Year Ended October 31, 2013(1)
Conservative Allocation Fund	$2,126,495	$6,258,255	$7,351,271	$5,443,958
Growth Allocation Fund	$3,702,076	$—	$15,252,676	$5,247,390
Moderate Allocation Fund	$5,746,928	$1,455,297	$14,294,138	$6,255,875

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

30

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

As of October 31, 2014, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Conservative Allocation Fund	$—	$8,693,465	$(236,783)	$(1,558,155)	$6,898,527
Growth Allocation Fund	$4,285,216	$198,823,085	$(13,667,309)	$16,321,653	$205,762,645
Moderate Allocation Fund	$—	$54,155,823	$—	$49,384,838	$103,540,661

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation Fund	279,431	(279,431)
Growth Allocation Fund	3,683,107	(3,683,107)
Moderate Allocation Fund	2,107,821	(2,107,821)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Expiration Date
Fund	2016	2017
Conservative Allocation Fund	$236,783	$—
Growth Allocation Fund	$3,089,210	$10,578,099

The Moderate Allocation Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

As a result of mergers involving the Conservative Allocation Fund and the Growth Allocation Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2014, the Conservative Allocation Fund and the Growth Allocation Fund utilized $210,729 and $6,891,320 of prior year capital loss carryforwards, respectively.

f)

Accounting for Uncertainty in Income Taxes – Under provisions set forth by U.S. GAAP, the Adviser reviews each Fund’s tax positions for all open tax years. As of October 31, 2014, the Adviser had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax benefits relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in

31

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

progress. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for each Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Conservative Allocation Fund and the Moderate Allocation Fund in accordance with those Funds’ investment objective and policies. The Conservative Allocation Fund and the Moderate Allocation Fund pay a fee to the investment manager, a portion of which may be used to compensate Wellington Management. For the Growth Allocation Fund, HFMC is responsible for the day-to-day management of the Fund.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Management Fee Rates
Conservative Allocation Fund	0.150% on first $500 million and;
0.100% on next $500 million and;
0.090% on next $1.5 billion and;
0.080% on next $2.5 billion and;
0.070% on next $2.5 billion and;
0.060% on next $2.5 billion and;
0.050% over $10 billion

Growth Allocation Fund	0.150% on first $500 million and;
0.100% on next $500 million and;
0.090% on next $1.5 billion and;
0.080% on next $2.5 billion and;
0.070% on next $2.5 billion and;
0.060% on next $2.5 billion and;
0.050% over $10 billion

Moderate Allocation Fund	0.150% on first $500 million and;
0.100% on next $500 million and;
0.090% on next $1.5 billion and;
0.080% on next $2.5 billion and;
0.070% on next $2.5 billion and;
0.060% on next $2.5 billion and;
0.050% over $10 billion

Effective May 31, 2014, HFMC voluntarily agreed to waive investment management fees of 0.015% of average daily net assets of the Growth Allocation Fund until such time as it is revoked by HFMC, in its sole discretion. These amounts are deducted from expenses and are reported as expense waivers on the Growth Allocation Fund’s Statement of Operations, as applicable.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

32

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Accounting Services Fee Rates
Conservative Allocation Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Growth Allocation Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Moderate Allocation Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

d)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2015, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 29, 2016 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
Conservative Allocation Fund	1.35%	2.10%	2.10%	1.10%	1.60%	1.30%	1.00%
Growth Allocation Fund	1.50%	2.25%	2.25%	1.25%	1.70%	1.40%	1.10%
Moderate Allocation Fund	1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2015, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Conservative Allocation Fund	$138,384	$2,277
Growth Allocation Fund	674,028	8,482
Moderate Allocation Fund	297,846	8,080

Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of each Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted

33

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as each company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period April 30, 2015, a portion of each Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

A summary of transactions for each underlying fund for the period ended April 30, 2015 follows:

Conservative Allocation Fund

Underlying Portfolio	Number of shares held at October 31, 2014	Shares purchased	Shares sold	Number of shares held at April 30, 2015
Hartford Real Total Return Fund	1,367,288	72,924	(233,097)	1,207,115
The Hartford Alternative Strategies Fund	727,053	18,725	(89,849)	655,929
The Hartford Capital Appreciation Fund	104,280	32,470	(22,222)	114,528
The Hartford Dividend and Growth Fund	329,051	42,699	(62,084)	309,666
The Hartford Emerging Markets Research Fund	520,200	74,670	(114,094)	480,776
The Hartford Global Real Asset Fund	2,580,307	322,522	(457,238)	2,445,591
The Hartford Inflation Plus Fund	4,308,267	184,563	(613,418)	3,879,412
The Hartford International Growth Fund	247,232	2,903	(44,141)	205,994
The Hartford International Opportunities Fund	363,383	55,354	(75,563)	343,174
The Hartford International Small Company Fund	227,536	58,727	(52,673)	233,590
The Hartford International Value Fund	217,763	3,118	(41,547)	179,334
The Hartford MidCap Value Fund	106,361	13,189	(20,188)	99,362
The Hartford Small Company Fund	68,714	11,559	(15,773)	64,500
The Hartford Strategic Income Fund	457,544	19,866	(55,689)	421,721
The Hartford Total Return Bond Fund	2,668,390	110,056	(326,653)	2,451,793
The Hartford World Bond Fund	3,839,808	202,902	(480,318)	3,562,392

34

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of April 30, 2015
Hartford Real Total Return Fund	$(73,034)	$424,776	$—	$12,336,718
The Hartford Alternative Strategies Fund	(66,475)	42,074	—	6,382,189
The Hartford Capital Appreciation Fund	293,767	1,254,068	34,882	4,988,818
The Hartford Dividend and Growth Fund	440,517	709,078	69,886	8,051,304
The Hartford Emerging Markets Research Fund	59,498	321,956	46,198	4,216,410
The Hartford Global Real Asset Fund	(384,737)	—	131,360	23,257,569
The Hartford Inflation Plus Fund	(958,779)	—	31,910	42,595,943
The Hartford International Growth Fund	383	0	22,164	2,855,077
The Hartford International Opportunities Fund	(4,807)	654,336	89,747	5,672,664
The Hartford International Small Company Fund	154,085	666,372	83,912	3,466,477
The Hartford International Value Fund	(31,527)	—	22,073	2,869,344
The Hartford MidCap Value Fund	85,697	192,781	9,575	1,666,304
The Hartford Small Company Fund	95,415	266,227	—	1,611,847
The Hartford Strategic Income Fund	(19,521)	88,510	87,454	3,765,969
The Hartford Total Return Bond Fund	(18,434)	611,350	299,859	26,209,670
The Hartford World Bond Fund	97,343	—	1,257,320	37,405,113

	$(330,609)	$5,231,528	$2,186,340	$187,351,416

Growth Allocation Fund

Underlying Portfolio	Number of shares held at October 31, 2014	Shares purchased	Shares sold	Number of shares held at April 30, 2015
Hartford Global Capital Appreciation Fund	9,887,427	2,018,916	(1,063,458)	10,842,885
Hartford Global Equity Income Fund	15,963,378	1,034,011	(1,082,570)	15,914,819
Hartford Multi-Asset Income Fund	10,987,954	1,031,645	(849,877)	11,169,722
Hartford Real Total Return Fund	4,514,840	420,237	(533,392)	4,401,685
The Hartford Emerging Markets Research Fund	10,003,587	1,794,165	(1,201,815)	10,595,937
The Hartford MidCap Fund	2,127,410	210,974	(259,920)	2,078,464
The Hartford MidCap Value Fund	3,690,935	466,107	(406,472)	3,750,570
The Hartford Small Company Fund	2,350,306	404,738	(292,013)	2,463,031
The Hartford World Bond Fund	8,433,395	1,438,807	(1,310,043)	8,562,159

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of April 30, 2015
Hartford Global Capital Appreciation Fund	$(2,813,792)	$30,600,167	$1,439,718	$203,087,243
Hartford Global Equity Income Fund	(673,398)	7,947,373	1,636,363	185,885,088
Hartford Multi-Asset Income Fund	(393,138)	—	3,132,686	110,133,457
Hartford Real Total Return Fund	(215,998)	1,491,001	—	44,985,223
The Hartford Emerging Markets Research Fund	742,279	6,532,206	971,013	92,926,367
The Hartford MidCap Fund	(289,131)	5,565,502	—	62,894,335
The Hartford MidCap Value Fund	1,793,630	6,821,313	348,382	62,897,061
The Hartford Small Company Fund	1,710,364	9,310,359	—	61,551,139
The Hartford World Bond Fund	(167,008)	—	2,921,013	89,902,665

	$(306,192)	$68,267,921	$10,449,175	$914,262,578

35

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Moderate Allocation Fund

Underlying Portfolio	Number of shares held at October 31, 2014	Shares purchased	Shares sold	Number of shares held at April 30, 2015
Hartford Real Total Return Fund	4,800,927	337,725	(724,258)	4,414,394
The Hartford Alternative Strategies Fund	2,620,053	15,808	(248,668)	2,387,193
The Hartford Capital Appreciation Fund	950,313	292,775	(158,237)	1,084,851
The Hartford Dividend and Growth Fund	3,405,574	391,074	(404,415)	3,392,233
The Hartford Emerging Markets Research Fund	4,458,846	558,912	(668,243)	4,349,515
The Hartford Global Real Asset Fund	5,099,728	374,184	(355,649)	5,138,263
The Hartford Inflation Plus Fund	8,631,975	528,032	(996,878)	8,163,129
The Hartford International Growth Fund	1,848,530	13,684	(239,813)	1,622,401
The Hartford International Opportunities Fund	2,746,831	378,015	(412,816)	2,712,030
The Hartford International Small Company Fund	1,930,627	477,951	(302,001)	2,106,577
The Hartford International Value Fund	1,628,138	12,033	(222,040)	1,418,131
The Hartford MidCap Value Fund	938,918	113,589	(162,738)	889,769
The Hartford Small Company Fund	592,943	97,100	(107,679)	582,364
The Hartford Strategic Income Fund	3,127,760	174,695	(204,100)	3,098,355
The Hartford Total Return Bond Fund	5,317,683	406,833	(600,997)	5,123,519
The Hartford World Bond Fund	7,404,629	567,619	(809,710)	7,162,538

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of April 30, 2015
Hartford Real Total Return Fund	$(265,972)	$1,533,780	$—	$45,115,107
The Hartford Alternative Strategies Fund	(79,541)	149,493	—	23,227,386
The Hartford Capital Appreciation Fund	2,232,258	11,383,727	320,830	47,256,120
The Hartford Dividend and Growth Fund	3,046,001	7,435,902	750,242	88,198,054
The Hartford Emerging Markets Research Fund	421,351	2,806,693	412,856	38,145,251
The Hartford Global Real Asset Fund	(196,568)	—	269,881	48,864,878
The Hartford Inflation Plus Fund	(1,556,938)	—	65,036	89,631,162
The Hartford International Growth Fund	39,277	—	172,592	22,486,484
The Hartford International Opportunities Fund	200,097	4,958,787	696,952	44,829,852
The Hartford International Small Company Fund	757,193	5,773,294	741,375	31,261,605
The Hartford International Value Fund	(110,527)	—	170,970	22,690,098
The Hartford MidCap Value Fund	1,128,367	1,660,805	86,048	14,921,425
The Hartford Small Company Fund	681,362	2,283,972	—	14,553,266
The Hartford Strategic Income Fund	(88,702)	629,942	629,637	27,668,307
The Hartford Total Return Bond Fund	(119,181)	1,236,003	617,750	54,770,416
The Hartford World Bond Fund	158,050	—	2,494,610	75,206,648

	$6,246,527	$39,852,398	$7,428,779	$688,826,059

36

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

7.	Investment Transactions:

For the six-month period ended April 30, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Governments
Conservative Allocation Fund	$14,565,951	$30,863,573
Growth Allocation Fund	$112,611,902	$91,359,411
Moderate Allocation Fund	$67,439,692	$87,406,556

	Cost of Purchases Including U.S. Government Obligations	Sales Proceeds Including U.S. Government Obligations
Conservative Allocation Fund	$—	$—
Growth Allocation Fund	$—	$—
Moderate Allocation Fund	$—	$—

	Total Cost of Purchases	Total Sales Proceeds
Conservative Allocation Fund	$14,565,951	$30,863,573
Growth Allocation Fund	$112,611,902	$91,359,411
Moderate Allocation Fund	$67,439,692	$87,406,556

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2015, and the year ended October 31, 2014:

Conservative Allocation Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	646,889	$6,657,638	1,764,682	$19,147,247
Shares Issued for Reinvested Dividends	732,961	7,391,886	516,770	5,490,178
Shares Redeemed	(1,904,180)	(19,511,712)	(3,261,402)	(35,396,157)
Shares converted (from) Class B into Class A	—	—	79,153	860,731

Net Increase (Decrease)	(524,330)	(5,462,188)	(900,797)	(9,898,001)

Class B
Shares Sold	7,273	$73,898	21,652	$234,480
Shares Issued for Reinvested Dividends	34,942	349,851	31,848	335,361
Shares Redeemed	(207,629)	(2,115,133)	(355,725)	(3,842,317)
Shares converted (from) Class B into Class A	—	—	(79,153)	(860,731)

Net Increase (Decrease)	(165,414)	(1,691,384)	(381,378)	(4,133,207)

37

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	220,229	$2,237,909	576,240	$6,211,189
Shares Issued for Reinvested Dividends	244,378	2,446,031	147,609	1,552,846
Shares Redeemed	(583,101)	(5,934,288)	(1,238,006)	(13,329,859)

Net Increase (Decrease)	(118,494)	(1,250,348)	(514,157)	(5,565,824)

Class I
Shares Sold	18,094	$185,069	148,292	$1,590,876
Shares Issued for Reinvested Dividends	10,022	100,936	5,203	55,357
Shares Redeemed	(56,098)	(564,456)	(109,977)	(1,185,290)

Net Increase (Decrease)	(27,982)	(278,451)	43,518	460,943

Class R3
Shares Sold	72,744	$750,940	238,702	$2,589,243
Shares Issued for Reinvested Dividends	56,784	573,867	34,027	360,951
Shares Redeemed	(195,251)	(1,982,304)	(283,716)	(3,083,953)

Net Increase (Decrease)	(65,723)	(657,497)	(10,987)	(133,759)

Class R4
Shares Sold	31,337	$322,053	123,393	$1,349,955
Shares Issued for Reinvested Dividends	19,881	200,549	23,578	250,179
Shares Redeemed	(184,874)	(1,955,006)	(391,947)	(4,264,269)

Net Increase (Decrease)	(133,656)	(1,432,404)	(244,976)	(2,664,135)

Class R5
Shares Sold	14,491	$149,127	71,465	$784,713
Shares Issued for Reinvested Dividends	18,786	189,594	13,827	147,420
Shares Redeemed	(102,522)	(1,064,063)	(58,091)	(625,336)

Net Increase (Decrease)	(69,245)	(725,342)	27,201	306,797

Total Net Increase (Decrease)	(1,104,844)	$(11,497,614)	(1,981,576)	$(21,627,186)

Growth Allocation Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,554,175	$31,350,092	4,713,752	$70,130,952
Shares Issued for Reinvested Dividends	13,139,858	150,608,894	231,097	3,397,132
Shares Redeemed	(4,804,748)	(58,175,539)	(6,563,395)	(97,227,243)
Shares converted (from) Class B into Class A	292,598	3,549,705	531,351	7,869,335

Net Increase (Decrease)	11,181,883	127,333,152	(1,087,195)	(15,829,824)

Class B
Shares Sold	31,609	$412,094	22,345	$347,478
Shares Issued for Reinvested Dividends	794,813	8,964,931	—	—
Shares Redeemed	(719,234)	(8,637,601)	(1,339,319)	(19,585,259)
Shares converted (from) Class B into Class A	(295,426)	(3,549,705)	(531,351)	(7,869,335)

Net Increase (Decrease)	(188,238)	(2,810,281)	(1,848,325)	(27,107,116)

38

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	874,912	$10,427,154	1,274,314	$18,756,882
Shares Issued for Reinvested Dividends	4,166,071	46,928,907	—	—
Shares Redeemed	(1,749,556)	(20,884,796)	(2,291,562)	(33,688,231)

Net Increase (Decrease)	3,291,427	36,471,265	(1,017,248)	(14,931,349)

Class I
Shares Sold	205,146	$2,740,743	189,564	$2,826,038
Shares Issued for Reinvested Dividends	131,577	1,502,743	2,446	35,757
Shares Redeemed	(222,383)	(2,628,386)	(83,515)	(1,228,055)

Net Increase (Decrease)	114,340	1,615,100	108,495	1,633,740

Class R3
Shares Sold	123,561	$1,471,101	266,102	$3,879,635
Shares Issued for Reinvested Dividends	432,154	4,838,742	4,152	60,086
Shares Redeemed	(344,085)	(3,951,891)	(335,221)	(4,857,149)

Net Increase (Decrease)	211,630	2,357,952	(64,967)	(917,428)

Class R4
Shares Sold	146,035	$1,932,917	542,559	$8,108,247
Shares Issued for Reinvested Dividends	341,320	3,891,717	7,102	103,978
Shares Redeemed	(236,727)	(3,106,690)	(649,974)	(9,523,894)

Net Increase (Decrease)	250,628	2,717,944	(100,313)	(1,311,669)

Class R5
Shares Sold	29,120	$362,508	53,989	$805,350
Shares Issued for Reinvested Dividends	139,416	1,601,360	3,725	54,717
Shares Redeemed	(46,118)	(559,275)	(88,588)	(1,322,271)

Net Increase (Decrease)	122,418	1,404,593	(30,874)	(462,204)

Total Net Increase (Decrease)	14,984,088	$169,089,725	(4,040,427)	$(58,925,850)

Moderate Allocation Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,449,183	$17,746,673	3,527,613	$46,260,071
Shares Issued for Reinvested Dividends	3,593,851	42,613,944	426,747	5,534,222
Shares Redeemed	(3,611,092)	(43,950,636)	(6,715,876)	(87,999,981)
Shares converted (from) Class B into Class A	137,112	1,677,152	290,688	3,813,441

Net Increase (Decrease)	1,569,054	18,087,133	(2,470,828)	(32,392,247)

Class B
Shares Sold	8,553	$102,913	41,852	$540,882
Shares Issued for Reinvested Dividends	183,751	2,161,636	5,746	72,631
Shares Redeemed	(454,069)	(5,481,574)	(1,150,871)	(14,995,245)
Shares converted (from) Class B into Class A	(138,331)	(1,677,152)	(290,688)	(3,813,441)

Net Increase (Decrease)	(400,096)	(4,894,177)	(1,393,961)	(18,195,173)

39

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	501,066	$6,041,901	1,271,646	$16,500,004
Shares Issued for Reinvested Dividends	1,222,308	14,353,654	45,856	585,467
Shares Redeemed	(1,605,966)	(19,354,852)	(2,415,851)	(31,488,079)

Net Increase (Decrease)	117,408	1,040,703	(1,098,349)	(14,402,608)

Class I
Shares Sold	93,316	$1,179,903	430,566	$5,654,057
Shares Issued for Reinvested Dividends	87,018	1,032,473	11,972	155,548
Shares Redeemed	(198,642)	(2,421,515)	(289,370)	(3,792,702)

Net Increase (Decrease)	(18,308)	(209,139)	153,168	2,016,903

Class R3
Shares Sold	124,992	$1,509,896	612,173	$7,960,619
Shares Issued for Reinvested Dividends	289,367	3,400,212	22,902	293,242
Shares Redeemed	(1,012,166)	(12,231,565)	(933,257)	(12,128,636)

Net Increase (Decrease)	(597,807)	(7,321,457)	(298,182)	(3,874,775)

Class R4
Shares Sold	136,536	$1,652,730	475,826	$6,200,558
Shares Issued for Reinvested Dividends	142,151	1,685,875	19,868	257,194
Shares Redeemed	(597,960)	(7,561,125)	(580,480)	(7,619,696)

Net Increase (Decrease)	(319,273)	(4,222,520)	(84,786)	(1,161,944)

Class R5
Shares Sold	36,594	$450,893	79,343	$1,044,847
Shares Issued for Reinvested Dividends	69,638	826,923	11,875	154,245
Shares Redeemed	(88,906)	(1,111,711)	(185,943)	(2,430,666)

Net Increase (Decrease)	17,326	166,105	(94,725)	(1,231,574)

Total Net Increase (Decrease)	368,304	$2,646,648	(5,287,663)	$(69,241,418)

9.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2015, none of the Funds had borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford

40

Hartford Funds – Asset Allocation Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. Discovery is ongoing. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation law and the federal securities laws. In addition, the Company may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

41

Hartford Funds – Asset Allocation Funds

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Conservative Allocation Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$10.78	$0.08	$0.04	$0.12	$(0.15)	$(0.46)	$—	$(0.61)	$10.29	1.32	%(5)	$122,751	0.60	%(6)	0.60	%(6)	1.65	%(6)	7%
B	10.72	0.06	0.02	0.08	(0.13)	(0.46)	—	(0.59)	10.21	0.91	(5)	4,854	1.46	(6)	1.43	(6)	1.10	(6)	7
C	10.71	0.05	0.03	0.08	(0.13)	(0.46)	—	(0.59)	10.20	0.95	(5)	43,301	1.33	(6)	1.33	(6)	0.90	(6)	7
I	10.77	0.12	0.01	0.13	(0.16)	(0.46)	—	(0.62)	10.28	1.41	(5)	1,459	0.32	(6)	0.32	(6)	2.32	(6)	7
R3	10.81	0.07	0.03	0.10	(0.14)	(0.46)	—	(0.60)	10.31	1.15	(5)	8,993	0.94	(6)	0.93	(6)	1.42	(6)	7
R4	10.79	0.08	0.04	0.12	(0.15)	(0.46)	—	(0.61)	10.30	1.30	(5)	3,210	0.65	(6)	0.63	(6)	1.52	(6)	7
R5	10.79	0.10	0.03	0.13	(0.16)	(0.46)	—	(0.62)	10.30	1.40	(5)	2,710	0.34	(6)	0.33	(6)	2.03	(6)	7

For the Year Ended October 31, 2014
A	$11.05	$0.07	$0.09	$0.16	$(0.09)	$(0.34)	$—	$(0.43)	$10.78	1.50%		$134,286	0.59%		0.59%		0.64%		27%
B	10.99	(0.01)	0.08	0.07	—	(0.34)	—	(0.34)	10.72	0.71		6,872	1.43		1.40		(0.13)		27
C	10.98	(0.01)	0.08	0.07	—	(0.34)	—	(0.34)	10.71	0.71		46,745	1.34		1.34		(0.09)		27
I	11.06	0.10	0.08	0.18	(0.13)	(0.34)	—	(0.47)	10.77	1.76		1,829	0.32		0.32		0.91		27
R3	11.06	0.03	0.09	0.12	(0.03)	(0.34)	—	(0.37)	10.81	1.17		10,141	0.94		0.90		0.31		27
R4	11.04	0.07	0.08	0.15	(0.06)	(0.34)	—	(0.40)	10.79	1.45		4,806	0.64		0.60		0.65		27
R5	11.08	0.10	0.08	0.18	(0.13)	(0.34)	—	(0.47)	10.79	1.74		3,585	0.34		0.30		0.92		27

For the Year Ended October 31, 2013
A	$11.35	$0.10	$0.15	$0.25	$(0.32)	$(0.23)	$—	$(0.55)	$11.05	2.26%		$147,617	0.58%		0.58%		0.93%		22%
B	11.33	0.03	0.13	0.16	(0.27)	(0.23)	—	(0.50)	10.99	1.42		11,240	1.40		1.40		0.27		22
C	11.32	0.02	0.15	0.17	(0.28)	(0.23)	—	(0.51)	10.98	1.51		53,554	1.32		1.32		0.17		22
I	11.34	0.12	0.16	0.28	(0.33)	(0.23)	—	(0.56)	11.06	2.60		1,397	0.30		0.30		1.13		22
R3	11.37	0.05	0.17	0.22	(0.30)	(0.23)	—	(0.53)	11.06	1.99		10,496	0.93		0.93		0.48		22
R4	11.33	0.12	0.13	0.25	(0.31)	(0.23)	—	(0.54)	11.04	2.29		7,620	0.62		0.62		1.08		22
R5	11.36	0.15	0.13	0.28	(0.33)	(0.23)	—	(0.56)	11.08	2.57		3,378	0.32		0.32		1.35		22

For the Year Ended October 31, 2012(7)
A	$10.71	$0.12	$0.68	$0.80	$(0.16)	$—	$—	$(0.16)	$11.35	7.55%		$166,842	0.58%		0.58%		1.13%		83%
B	10.71	0.03	0.68	0.71	(0.09)	—	—	(0.09)	11.33	6.69		17,538	1.39		1.39		0.38		83
C	10.70	0.04	0.68	0.72	(0.10)	—	—	(0.10)	11.32	6.78		59,053	1.33		1.33		0.37		83
I	10.69	0.16	0.67	0.83	(0.18)	—	—	(0.18)	11.34	7.89		1,481	0.30		0.30		1.39		83
R3	10.74	0.08	0.68	0.76	(0.13)	—	—	(0.13)	11.37	7.18		9,608	0.93		0.93		0.62		83
R4	10.69	0.11	0.69	0.80	(0.16)	—	—	(0.16)	11.33	7.55		14,196	0.63		0.63		1.00		83
R5	10.71	0.15	0.68	0.83	(0.18)	—	—	(0.18)	11.36	7.86		4,192	0.33		0.33		1.43		83

For the Year Ended October 31, 2011(7)
A	$10.55	$0.21	$0.22	$0.43	$(0.27)	$—	$—	$(0.27)	$10.71	4.09%		$163,779	0.58%		0.58%		1.99%		41%
B	10.55	0.13	0.21	0.34	(0.18)	—	—	(0.18)	10.71	3.24		21,454	1.37		1.37		1.20		41
C	10.54	0.13	0.22	0.35	(0.19)	—	—	(0.19)	10.70	3.32		55,946	1.32		1.32		1.23		41
I	10.54	0.23	0.22	0.45	(0.30)	—	—	(0.30)	10.69	4.29		1,248	0.30		0.30		2.16		41
R3	10.59	0.18	0.21	0.39	(0.24)	—	—	(0.24)	10.74	3.67		7,324	0.93		0.93		1.48		41
R4	10.54	0.21	0.20	0.41	(0.26)	—	—	(0.26)	10.69	3.95		13,142	0.62		0.62		1.93		41
R5	10.55	0.23	0.23	0.46	(0.30)	—	—	(0.30)	10.71	4.36		4,788	0.32		0.32		2.30		41

For the Year Ended October 31, 2010(7)
A	$9.57	$0.23	$0.98	$1.21	$(0.23)	$—	$—	$(0.23)	$10.55	12.74%		$163,353	0.58%		0.58%		2.26%		28%
B	9.57	0.15	0.97	1.12	(0.14)	—	—	(0.14)	10.55	11.83		23,697	1.38		1.38		1.48		28
C	9.56	0.15	0.98	1.13	(0.15)	—	—	(0.15)	10.54	11.92		53,036	1.33		1.33		1.51		28
I	9.56	0.28	0.95	1.23	(0.25)	—	—	(0.25)	10.54	13.02		741	0.33		0.33		2.51		28
R3	9.61	0.18	1.00	1.18	(0.20)	—	—	(0.20)	10.59	12.41		3,357	0.94		0.93		1.75		28
R4	9.56	0.22	0.98	1.20	(0.22)	—	—	(0.22)	10.54	12.71		12,932	0.62		0.62		2.19		28
R5	9.57	0.25	0.98	1.23	(0.25)	—	—	(0.25)	10.55	13.02		6,107	0.32		0.32		2.51		28

The accompanying notes are an integral part of these financial statements.

42

Hartford Funds – Asset Allocation Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Growth Allocation Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$15.10	$0.10	$0.34	$0.44	$(0.34)	$(3.24)	$—	$(3.58)	$11.96	4.64	%(5)	$631,719	0.55	%(6)	0.54	%(6)	1.67	%(6)	10%
B	14.91	0.10	0.28	0.38	(0.20)	(3.24)	—	(3.44)	11.85	4.15	(5)	30,028	1.48	(6)	1.38	(6)	1.66	(6)	10
C	14.90	0.07	0.32	0.39	(0.25)	(3.24)	—	(3.49)	11.80	4.28	(5)	204,634	1.29	(6)	1.28	(6)	1.12	(6)	10
I	15.06	0.36	0.09	0.45	(0.38)	(3.24)	—	(3.62)	11.89	4.76	(5)	6,536	0.26	(6)	0.24	(6)	5.96	(6)	10
R3	14.83	0.10	0.31	0.41	(0.31)	(3.24)	—	(3.55)	11.69	4.43	(5)	17,934	0.89	(6)	0.83	(6)	1.63	(6)	10
R4	15.04	0.10	0.33	0.43	(0.34)	(3.24)	—	(3.58)	11.89	4.55	(5)	16,193	0.59	(6)	0.53	(6)	1.62	(6)	10
R5	15.13	0.11	0.35	0.46	(0.38)	(3.24)	—	(3.62)	11.97	4.78	(5)	6,594	0.29	(6)	0.23	(6)	1.83	(6)	10

For the Year Ended October 31, 2014
A	$14.27	$0.10	$0.81	$0.91	$(0.08)	$—	$—	$(0.08)	$15.10	6.40%		$628,969	0.57%		0.56%		0.66%		103%
B	14.13	(0.01)	0.79	0.78	—	—	—	—	14.91	5.52		40,575	1.42		1.42		(0.07)		103
C	14.11	(0.01)	0.80	0.79	—	—	—	—	14.90	5.60		209,438	1.30		1.29		(0.06)		103
I	14.23	0.14	0.82	0.96	(0.13)	—	—	(0.13)	15.06	6.74		6,553	0.25		0.24		0.92		103
R3	14.02	0.05	0.80	0.85	(0.04)	—	—	(0.04)	14.83	6.09		19,608	0.87		0.87		0.36		103
R4	14.22	0.10	0.81	0.91	(0.09)	—	—	(0.09)	15.04	6.39		16,704	0.57		0.57		0.67		103
R5	14.29	0.14	0.82	0.96	(0.12)	—	—	(0.12)	15.13	6.75		6,485	0.27		0.27		0.96		103

For the Year Ended October 31, 2013
A	$12.21	$0.13	$2.26	$2.39	$(0.33)	$—	$—	$(0.33)	$14.27	20.02%		$610,007	0.59%		0.59%		0.97%		20%
B	12.09	0.04	2.22	2.26	(0.22)	—	—	(0.22)	14.13	19.00		64,592	1.42		1.42		0.35		20
C	12.08	0.04	2.24	2.28	(0.25)	—	—	(0.25)	14.11	19.17		212,687	1.32		1.32		0.28		20
I	12.17	0.15	2.28	2.43	(0.37)	—	—	(0.37)	14.23	20.46		4,648	0.27		0.27		1.18		20
R3	12.01	0.09	2.23	2.32	(0.31)	—	—	(0.31)	14.02	19.71		19,453	0.88		0.88		0.71		20
R4	12.15	0.14	2.25	2.39	(0.32)	—	—	(0.32)	14.22	20.11		17,221	0.58		0.58		1.07		20
R5	12.22	0.19	2.25	2.44	(0.37)	—	—	(0.37)	14.29	20.44		6,569	0.28		0.28		1.48		20

For the Year Ended October 31, 2012
A	$11.24	$0.07	$1.01	$1.08	$(0.11)	$—	$—	$(0.11)	$12.21	9.75%		$520,278	0.61%		0.61%		0.58%		95	%(8)
B	11.11	(0.02)	1.01	0.99	(0.01)	—	—	(0.01)	12.09	8.93		89,586	1.41		1.41		(0.20)		95	(8)
C	11.11	(0.02)	1.01	0.99	(0.02)	—	—	(0.02)	12.08	8.97		196,748	1.34		1.34		(0.15)		95	(8)
I	11.21	0.11	1.00	1.11	(0.15)	—	—	(0.15)	12.17	10.08		3,268	0.29		0.29		0.91		95	(8)
R3	11.07	0.02	1.01	1.03	(0.09)	—	—	(0.09)	12.01	9.43		17,513	0.89		0.89		0.21		95	(8)
R4	11.18	0.07	1.02	1.09	(0.12)	—	—	(0.12)	12.15	9.83		17,299	0.59		0.59		0.60		95	(8)
R5	11.25	0.10	1.02	1.12	(0.15)	—	—	(0.15)	12.22	10.11		7,954	0.29		0.29		0.82		95	(8)

For the Year Ended October 31, 2011(7)
A	$11.01	$0.06	$0.24	$0.30	$(0.07)	$—	$—	$(0.07)	$11.24	2.72%		$394,691	0.59%		0.59%		0.54%		36%
B	10.90	(0.03)	0.24	0.21	—	—	—	—	11.11	1.93		79,711	1.38		1.38		(0.25)		36
C	10.89	(0.02)	0.24	0.22	—	—	—	—	11.11	2.02		156,463	1.33		1.33		(0.19)		36
I	10.97	0.10	0.25	0.35	(0.11)	—	—	(0.11)	11.21	3.15		2,455	0.26		0.26		0.86		36
R3	10.87	0.04	0.23	0.27	(0.07)	—	—	(0.07)	11.07	2.48		9,689	0.89		0.89		0.24		36
R4	10.95	0.07	0.23	0.30	(0.07)	—	—	(0.07)	11.18	2.74		14,605	0.59		0.59		0.55		36
R5	11.02	0.10	0.23	0.33	(0.10)	—	—	(0.10)	11.25	3.02		4,457	0.29		0.29		0.86		36

For the Year Ended October 31, 2010
A	$9.58	$0.07	$1.42	$1.49	$(0.06)	$—	$—	$(0.06)	$11.01	15.60%		$405,386	0.61%		0.61%		0.67%		23%
B	9.50	(0.01)	1.41	1.40	—	—	—	—	10.90	14.74		93,002	1.41		1.41		(0.13)		23
C	9.49	(0.01)	1.41	1.40	—	—	—	—	10.89	14.75		167,745	1.34		1.34		(0.07)		23
I	9.55	0.10	1.42	1.52	(0.10)	—	—	(0.10)	10.97	15.96		3,005	0.27		0.27		1.02		23
R3	9.50	0.03	1.41	1.44	(0.07)	—	—	(0.07)	10.87	15.21		6,314	0.90		0.90		0.35		23
R4	9.53	0.07	1.42	1.49	(0.07)	—	—	(0.07)	10.95	15.67		13,734	0.59		0.59		0.66		23
R5	9.58	0.10	1.43	1.53	(0.09)	—	—	(0.09)	11.02	16.06		4,838	0.29		0.29		0.98		23

The accompanying notes are an integral part of these financial statements.

43

Hartford Funds – Asset Allocation Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Moderate Allocation Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$13.16	$0.09	$0.23	$0.32	$(0.23)	$(0.99)	$—	$(1.22)	$12.26	2.90	%(5)	$450,416	0.55	%(6)	0.55	%(6)	1.50	%(6)	10%
B	13.06	0.07	0.21	0.28	(0.21)	(0.99)	—	(1.20)	12.14	2.51	(5)	18,593	1.42	(6)	1.41	(6)	1.12	(6)	10
C	13.05	0.06	0.21	0.27	(0.21)	(0.99)	—	(1.20)	12.12	2.48	(5)	154,278	1.28	(6)	1.28	(6)	0.92	(6)	10
I	13.16	0.13	0.21	0.34	(0.24)	(0.99)	—	(1.23)	12.27	3.06	(5)	10,843	0.24	(6)	0.24	(6)	2.19	(6)	10
R3	13.04	0.10	0.20	0.30	(0.22)	(0.99)	—	(1.21)	12.13	2.75	(5)	28,660	0.89	(6)	0.89	(6)	1.70	(6)	10
R4	13.16	0.08	0.24	0.32	(0.23)	(0.99)	—	(1.22)	12.26	2.87	(5)	16,769	0.59	(6)	0.59	(6)	1.37	(6)	10
R5	13.17	0.10	0.24	0.34	(0.24)	(0.99)	—	(1.23)	12.28	3.05	(5)	8,730	0.29	(6)	0.29	(6)	1.69	(6)	10

For the Year Ended October 31, 2014
A	$12.86	$0.09	$0.36	$0.45	$(0.13)	$(0.02)	$—	$(0.15)	$13.16	3.54%		$462,724	0.55%		0.55%		0.69%		28%
B	12.75	(0.01)	0.34	0.33	—	(0.02)	—	(0.02)	13.06	2.62		25,234	1.39		1.39		(0.06)		28
C	12.74	(0.01)	0.37	0.36	(0.03)	(0.02)	—	(0.05)	13.05	2.79		164,473	1.28		1.28		(0.04)		28
I	12.88	0.13	0.37	0.50	(0.20)	(0.02)	—	(0.22)	13.16	3.87		11,868	0.24		0.24		0.95		28
R3	12.74	0.04	0.35	0.39	(0.07)	(0.02)	—	(0.09)	13.04	3.11		38,607	0.88		0.88		0.34		28
R4	12.86	0.08	0.36	0.44	(0.12)	(0.02)	—	(0.14)	13.16	3.44		22,195	0.58		0.58		0.64		28
R5	12.89	0.13	0.36	0.49	(0.19)	(0.02)	—	(0.21)	13.17	3.79		9,133	0.28		0.28		0.97		28

For the Year Ended October 31, 2013
A	$12.00	$0.12	$1.07	$1.19	$(0.33)	$—	$—	$(0.33)	$12.86	10.13%		$484,156	0.55%		0.55%		1.01%		21%
B	11.93	0.05	1.04	1.09	(0.27)	—	—	(0.27)	12.75	9.31		42,407	1.37		1.37		0.38		21
C	11.93	0.03	1.06	1.09	(0.28)	—	—	(0.28)	12.74	9.34		174,647	1.28		1.28		0.27		21
I	11.99	0.14	1.10	1.24	(0.35)	—	—	(0.35)	12.88	10.53		9,649	0.24		0.24		1.18		21
R3	11.90	0.08	1.07	1.15	(0.31)	—	—	(0.31)	12.74	9.87		41,503	0.88		0.88		0.65		21
R4	11.99	0.17	1.02	1.19	(0.32)	—	—	(0.32)	12.86	10.18		22,776	0.58		0.58		1.36		21
R5	12.00	0.17	1.07	1.24	(0.35)	—	—	(0.35)	12.89	10.53		10,161	0.28		0.28		1.37		21

For the Year Ended October 31, 2012(7)
A	$11.21	$0.11	$0.82	$0.93	$(0.14)	$—	$—	$(0.14)	$12.00	8.41%		$473,562	0.55%		0.55%		0.99%		79%
B	11.19	0.01	0.81	0.82	(0.08)	—	—	(0.08)	11.93	7.42		64,262	1.35		1.35		0.22		79
C	11.18	0.02	0.82	0.84	(0.09)	—	—	(0.09)	11.93	7.54		171,252	1.29		1.29		0.23		79
I	11.21	0.14	0.81	0.95	(0.17)	—	—	(0.17)	11.99	8.57		8,563	0.27		0.27		1.11		79
R3	11.14	0.07	0.81	0.88	(0.12)	—	—	(0.12)	11.90	7.94		38,637	0.89		0.89		0.57		79
R4	11.21	0.11	0.81	0.92	(0.14)	—	—	(0.14)	11.99	8.31		35,982	0.58		0.58		0.93		79
R5	11.21	0.14	0.82	0.96	(0.17)	—	—	(0.17)	12.00	8.63		11,846	0.28		0.28		1.25		79

For the Year Ended October 31, 2011(7)
A	$11.03	$0.17	$0.21	$0.38	$(0.20)	$—	$—	$(0.20)	$11.21	3.39%		$501,962	0.54%		0.54%		1.45%		36%
B	11.00	0.07	0.22	0.29	(0.10)	—	—	(0.10)	11.19	2.64		78,784	1.33		1.33		0.66		36
C	10.99	0.08	0.22	0.30	(0.11)	—	—	(0.11)	11.18	2.72		167,049	1.28		1.28		0.71		36
I	11.02	0.19	0.23	0.42	(0.23)	—	—	(0.23)	11.21	3.81		5,333	0.24		0.24		1.72		36
R3	10.96	0.13	0.21	0.34	(0.16)	—	—	(0.16)	11.14	3.12		29,124	0.88		0.88		1.06		36
R4	11.02	0.17	0.21	0.38	(0.19)	—	—	(0.19)	11.21	3.46		36,188	0.57		0.57		1.33		36
R5	11.03	0.19	0.22	0.41	(0.23)	—	—	(0.23)	11.21	3.67		11,208	0.27		0.27		1.73		36

For the Year Ended October 31, 2010(7)
A	$9.79	$0.15	$1.24	$1.39	$(0.15)	$—	$—	$(0.15)	$11.03	14.33%		$519,328	0.54%		0.54%		1.48%		25%
B	9.76	0.07	1.24	1.31	(0.07)	—	—	(0.07)	11.00	13.44		91,904	1.35		1.35		0.68		25
C	9.75	0.08	1.24	1.32	(0.08)	—	—	(0.08)	10.99	13.55		175,611	1.29		1.29		0.74		25
I	9.78	0.18	1.24	1.42	(0.18)	—	—	(0.18)	11.02	14.65		3,685	0.28		0.28		1.73		25
R3	9.74	0.13	1.23	1.36	(0.14)	—	—	(0.14)	10.96	14.02		18,235	0.88		0.88		1.06		25
R4	9.78	0.15	1.24	1.39	(0.15)	—	—	(0.15)	11.02	14.32		19,647	0.58		0.58		1.45		25
R5	9.79	0.18	1.24	1.42	(0.18)	—	—	(0.18)	11.03	14.64		13,874	0.28		0.28		1.76		25

The accompanying notes are an integral part of these financial statements.

44

Hartford Funds – Asset Allocation Funds

Financial Highlights – (continued)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(5)	Not annualized.
(6)	Annualized.
(7)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(8)	During the year ended October 31, 2012, the Fund incurred $36.1 million in sales of securities held associated with the transition of assets from The Hartford Equity Growth Allocation Fund, which merged into the Growth Allocation Fund on May 25, 2012. These sales are excluded from the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

45

Hartford Funds – Asset Allocation Funds

Directors and Officers (Unaudited)

The Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by The Board of Directors of the companies (the “Directors”). Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. (“The Hartford”) are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and one of the Company’s Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment Funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corp. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College.

46

Hartford Funds – Asset Allocation Funds

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as the Treasurer of HFMG. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternatives Strategies Fund and the Retail Funds from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

47

Hartford Funds – Asset Allocation Funds

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Funds’ Form N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

48

Hartford Funds – Asset Allocation Funds

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2014 through April 30, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Hartford Conservative Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,013.20	$2.99	$1,000.00	$1,021.82	$3.01	0.60%	181	365
Class B	$1,000.00	$1,009.10	$7.12	$1,000.00	$1,017.70	$7.15	1.43%	181	365
Class C	$1,000.00	$1,009.50	$6.63	$1,000.00	$1,018.20	$6.66	1.33%	181	365
Class I	$1,000.00	$1,014.10	$1.60	$1,000.00	$1,023.21	$1.61	0.32%	181	365
Class R3	$1,000.00	$1,011.50	$4.64	$1,000.00	$1,020.18	$4.66	0.93%	181	365
Class R4	$1,000.00	$1,013.00	$3.14	$1,000.00	$1,021.67	$3.16	0.63%	181	365
Class R5	$1,000.00	$1,014.00	$1.65	$1,000.00	$1,023.16	$1.66	0.33%	181	365

49

Hartford Funds – Asset Allocation Funds

Expense Example (Unaudited) – (continued)

The Hartford Growth Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,046.40	$2.74	$1,000.00	$1,022.12	$2.71	0.54%	181	365
Class B	$1,000.00	$1,041.50	$6.99	$1,000.00	$1,017.95	$6.90	1.38%	181	365
Class C	$1,000.00	$1,042.80	$6.48	$1,000.00	$1,018.45	$6.41	1.28%	181	365
Class I	$1,000.00	$1,047.60	$1.22	$1,000.00	$1,023.60	$1.20	0.24%	181	365
Class R3	$1,000.00	$1,044.30	$4.21	$1,000.00	$1,020.68	$4.16	0.83%	181	365
Class R4	$1,000.00	$1,045.50	$2.69	$1,000.00	$1,022.17	$2.66	0.53%	181	365
Class R5	$1,000.00	$1,047.80	$1.17	$1,000.00	$1,023.65	$1.15	0.23%	181	365

Hartford Moderate Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,029.00	$2.77	$1,000.00	$1,022.07	$2.76	0.55%	181	365
Class B	$1,000.00	$1,025.10	$7.08	$1,000.00	$1,017.80	$7.05	1.41%	181	365
Class C	$1,000.00	$1,024.80	$6.43	$1,000.00	$1,018.45	$6.41	1.28%	181	365
Class I	$1,000.00	$1,030.60	$1.21	$1,000.00	$1,023.60	$1.20	0.24%	181	365
Class R3	$1,000.00	$1,027.50	$4.47	$1,000.00	$1,020.38	$4.46	0.89%	181	365
Class R4	$1,000.00	$1,028.70	$2.97	$1,000.00	$1,021.87	$2.96	0.59%	181	365
Class R5	$1,000.00	$1,030.50	$1.46	$1,000.00	$1,023.36	$1.45	0.29%	181	365

50

Hartford Funds – Asset Allocation Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fund-of-Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed-income securities (which carry credit and interest-rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

Asset-Allocation Strategy Risk: The portfolio managers’ asset-allocation strategy among the Underlying Funds may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

51

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC

Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-ALL15 6/15 118053	Printed in U.S.A.	hartfordfunds .com

HARTFORDFUNDS

Our benchmark is the investor.℠

TAX-EXEMPT FIXED INCOME FUNDS

2015 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

The now six-year-old bull market in equities continued through the six months ended April 30, 2015, the period of this report, after notching its sixth-consecutive calendar year of positive returns in 2014. From its financial-crisis low in March 2009, the S&P 500 Index[1] has grown more than 200%. Returns have been modest so far in 2015, with the S&P 500 Index gaining just less than 2% through April, yet the Index generally managed to stay in positive territory during the period.

A stronger U.S. dollar, a result of divergent domestic and foreign central-bank policies, and cheaper oil, due to a supply glut unmatched by demand, were market drivers during the period.

In addition, central banks around the globe continue to play an important role in influencing investor and market movement.

On the domestic front, the U.S. Federal Reserve (Fed) ended its bond-buying quantitative-easing (QE) program in late 2014. Now, investor focus is centered on Fed meetings to determine the timeline for future rate hikes, which is dependent on the rate of economic growth, employment rates, and inflation expectations. Currently, rate increases are expected to take place in late 2015. When the Fed begins to raise rates, the shift is likely to be felt by fixed-income investors in particular, as bonds are generally more sensitive to shifting rates than equities.

Though QE ended in the U.S., it is still in use overseas. The Bank of Japan ramped up their existing QE program to stimulate growth by increasing the amount of purchases in their bond-buying program. The European Central Bank started its own program of bond purchases in early 2015 to lower borrowing costs in hopes of stimulating the sluggish economies in the Eurozone. In particular, Greece remains a source of concern as it tries to negotiate its debt repayment to satisfy its creditors.

As the second half of the year approaches, the continuing role of central banks and macroeconomic events in financial markets serves as an important reminder to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Funds – Tax-Exempt Fixed Income Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Municipal Opportunities Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Municipal Opportunities A3	1.24%	4.79%	4.89%	2.63%
Municipal Opportunities A4	-3.32%	0.07%	3.93%	2.03%
Municipal Opportunities B3	0.74%	3.89%	4.10%	1.83%	[5]
Municipal Opportunities B4	-4.25%	-1.11%	3.76%	1.83%	[5]
Municipal Opportunities C3	0.86%	4.01%	4.13%	1.87%
Municipal Opportunities C4	-0.14%	3.01%	4.13%	1.87%
Municipal Opportunities I3	1.36%	5.04%	5.16%	2.90%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	0.84%	3.46%	4.02%	4.67%

[1]	Not Annualized
[2]	Inception: 05/31/2007
[3]	Without sales charge
[4]	With sales charge
[5]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Municipal Opportunities Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Opportunities Class A	0.69%	0.90%
Municipal Opportunities Class B	1.44%	1.72%
Municipal Opportunities Class C	1.44%	1.66%
Municipal Opportunities Class I	0.44%	0.65%

*	As shown in the Fund’s current prospectus dated March 1, 2015, as supplemented June 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated June 1, 2015, with the U.S. Securities and Exchange Commission that became effective on that date. However, the information in this semiannual report is as of April 30, 2015 and does not reflect any changes made to the total annual fund operating expense table in the June 1, 2015 prospectus. The net expense ratios shown in the June 1, 2015 prospectus are 0.69%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively, and reflect contractual expense reimbursements in place until February 29, 2016. The gross expense ratios shown in the June 1, 2015 prospectus are 0.70%, 1.52%, 1.46% and 0.45% for Class A, Class B, Class C and Class I, respectively.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager/Credit Analyst

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Municipal Opportunities Fund returned 1.24%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s Index, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index , which returned 0.84% for the same period. The Fund also outperformed the 0.57% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April of 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In

3

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns across the major fixed income sectors were positive as the decline in government bond yields offset the credit-spread widening in certain sectors such as high yield and emerging markets. However, credit-sensitive sectors generally underperformed duration-equivalent government bonds.

The yield on 10-year AAA rated general obligation municipal bonds (GOs) moved above those of 10-year Treasuries during the six-month period, as the GO-to-Treasury yield ratio rose from 89% to 103%. Technicals were somewhat weaker during the period, with negative tax-season mutual fund flows and continued strong issuance driven by refundings. However, we do expect demand to rebound by summer. Municipal credit spreads continued to tighten over the period, but remained attractive relative to corporates on an after-tax basis.

The Fund’s allocation to and security selection within high yield revenue bonds was the primary driver of outperformance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period, largely due to selection within the Tobacco and Healthcare sectors. Security selection within Investment Grade Revenue Bonds, specifically within the Lease sector, and within Investment Grade Local General Obligation (GO) Bonds also contributed to outperformance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index. Duration and yield curve positioning contributed to outperformance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, largely due to our overweights to the 10-year and 20-year portions of the curve, as rates fell significantly over the period.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect U.S. economic momentum to be positive for the remainder of 2015, although the global economic backdrop may pose a risk. We expect a slow increase in rates as the Fed moves policy and ended the quarter with a moderately pro-cyclical risk posture. We believe fundamentals are good for the broad universe of municipal credits, with modest revenue growth and ongoing balance sheet repair at most states and municipalities. High-grade municipals appear cheap relative to Treasuries, particularly from 10 years out. Traffic on toll roads has surprised to the upside, while airports continue to see modest positive traffic growth.

In Healthcare, early results under the Affordable Care Act are very positive, as higher coverage levels for the patient population flow through to hospitals’ bottom lines. We expect revenue bond fundamentals to remain positive in the near-to medium-term and continue to favor credits in this area, especially special-tax, toll-road, airport, and health care.

4

The Hartford Municipal Real Return Fund inception 06/02/1986

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income exempt from federal income tax and after-tax inflation-adjusted total returns.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Municipal Real Return A2	-0.41%	1.86%	3.46%	2.13%
Municipal Real Return A3	-4.89%	-2.73%	2.51%	1.66%
Municipal Real Return B2	-0.67%	1.12%	2.72%	1.52%	[4]
Municipal Real Return B3	-5.59%	-3.83%	2.36%	1.52%	[4]
Municipal Real Return C2	-0.78%	1.11%	2.71%	1.38%
Municipal Real Return C3	-1.76%	0.12%	2.71%	1.38%
Municipal Real Return I2	-0.28%	2.21%	3.75%	2.36%
Municipal Real Return Y2	-0.28%	2.23%	3.77%	2.37%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	0.84%	3.46%	4.02%	4.32%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

5

The Hartford Municipal Real Return Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Real Return Class A	0.69%	0.90%
Municipal Real Return Class B	1.44%	1.73%
Municipal Real Return Class C	1.44%	1.64%
Municipal Real Return Class I	0.44%	0.66%
Municipal Real Return Class Y	0.44%	0.60%

*	As shown in the Fund’s current prospectus dated March 1, 2015, as supplemented June 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated June 1, 2015, with the U.S. Securities and Exchange Commission that became effective on that date. However, the information in this semiannual report is as of April 30, 2015 and does not reflect any changes made to the total annual fund operating expense table in the June 1, 2015 prospectus. The net expense ratios shown in the June 1, 2015 prospectus are 0.69%, 1.44%, 1.44%, 0.44% and 0.44% for Class A, Class B, Class C, Class I and Class Y, respectively, and reflect contractual expense reimbursements in place until February 29, 2016. The gross expense ratios shown in the June 1, 2015 prospectus are 0.75%, 1.58%, 1.49%, 0.51% and 0.45% for Class A, Class B, Class C, Class I and Class Y, respectively.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager/Credit Analyst

Wellington Management Company LLP

Lindsay T. Politi*

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA**

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Municipal Real Return Fund returned -0.41%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 0.84% for the same period. The Fund also underperformed the 0.57% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in

*	Effective 5/7/2015, Ms. Politi is no longer a portfolio manager of the Fund.
**	Mr. Marvan became a portfolio manager of the Fund effective May 6, 2015.

6

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April pushed the country into recession during the third quarter of 2014. The U.S.

economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns across the major fixed income sectors were positive as the decline in government bond yields offset the credit-spread widening in certain sectors such as high yield and emerging markets. However, credit-sensitive sectors generally underperformed duration-equivalent government bonds.

The yield on 10-year AAA rated general obligation municipal bonds (GOs) moved above those of 10-year Treasuries during the six-month period, as the GO-to-Treasury yield ratio rose from 89% to 103%. Technicals were somewhat weaker during the period, with negative tax-season mutual fund flows and continued strong issuance driven by refundings. However, we do expect demand to rebound by summer. Municipal credit spreads continued to tighten over the period, but remained attractive relative to corporates on an after-tax basis.

The Fund’s inflation overlay – which is implemented via CPI swap derivatives – was the main driver of relative underperformance during the period, as longer term inflation expectations decreased during the period. Security selection within investment grade revenue bonds contributed to returns relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, particularly within the lease, education, transportation, and special tax sectors. Security selection within investment grade general obligation (GO) bonds also contributed to relative performance over the period. Our allocation to and security selection within high yield revenue bonds was also additive over the period, in particular within the special tax and health care sectors.

What is the outlook?

We expect U.S. economic momentum to be positive for the remainder of 2015, although the global economic backdrop may pose a risk. We expect a slow increase in rates as the Fed moves policy and ended the quarter with a moderately pro-cyclical risk posture. We believe fundamentals are good for the broad universe of municipal credits, with modest revenue growth and ongoing balance sheet repair at most states and municipalities. High-grade municipals appear cheap relative to Treasuries, particularly from 10 years out. Traffic on toll roads has surprised to the upside, while airports continue to see modest positive traffic growth.

In Healthcare, early results under the Affordable Care Act are very positive, as higher coverage levels for the patient population flow through to hospitals’ bottom lines. We expect revenue bond fundamentals to remain positive in the near-to medium-term and continue to favor credits in this area, especially special-tax, toll-road, airport, and health care.

With regard to inflation, in the short term we expect sustained low energy prices to continue to weigh on realized inflation and inflation expectations. Longer term, we believe there are more upward pressures on core inflation in the U.S. and that longer-term inflation breakeven rates, which can be regarded as a proxy for the market’s inflation expectations, are compelling. We expect the Fed to begin raising rates later this year, as employment and wage growth suggest that the U.S. economy and labor market are strengthening despite weaker than expected first quarter indicators. We believe rising short term interest rates and an improving economic environment would be beneficial for bank loan investments.

We increased the portfolio’s inflation sensitivity during the period via the inflation overlay, with the hedge ratio, or inflation protection, at approximately 87% on a contribution to duration basis at the end of the period.

7

The Hartford Municipal Opportunities Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	6.3%
Aa / AA	36.0
A	26.9
Baa / BBB	7.7
Ba / BB	2.0
B	4.6
Not Rated	12.9
Short-Term Instruments	2.1
Other Assets & Liabilities	1.5

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Industry

as of April 30, 2015 (Unaudited)

Industry	Percentage of Net Assets
Airport	6.2%
Development	5.8
Education	4.0
Facilities	1.5
General	16.2
General Obligation	9.1
Higher Education	2.5
Medical	16.1
Mello-Roos	0.5
Multifamily Hsg	0.2
Nursing Homes	4.4
Pollution	0.6
Power	3.7
School District	4.0
Single Family Hsg	0.5
Tobacco	4.7
Transportation	9.6
Utilities	0.8
Water	6.0
Short-Term Investments	2.1
Other Assets & Liabilities	1.5

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Municipal Opportunities Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4%
	Alabama - 1.3%
	Birmingham, AL, Baptist Medical Center Special Care Fac
$1,855,000	5.25%, 11/15/2016	$1,898,388
	Jefferson County, AL, Sewer Rev
2,000,000	5.00%, 10/01/2017	2,149,000
	Mobile, AL, Industrial Development Board Pollution
1,540,000	1.65%, 06/01/2034(1)	1,558,542

		5,605,930

	Arizona - 2.3%
	Arizona State Health Fac Auth
2,000,000	5.00%, 12/01/2029	2,285,900
2,000,000	5.00%, 12/01/2030	2,273,560
	Estrella Mountain Ranch, AZ, Community Fac Dist GO
265,000	6.20%, 07/15/2032	277,058
	Pima County, AZ, IDA Education Rev, Legacy Traditional Charter School
1,435,000	8.50%, 07/01/2039	1,814,586
	Salt River, AZ, Agricultural Improvement
3,000,000	5.00%, 12/01/2027	3,533,460

		10,184,564

	California - 13.0%
	Bay Area, CA, Toll Auth Bridge Rev
1,450,000	1.50%, 04/01/2047(1)	1,466,153
	California County, CA, Tobacco Securitization
1,000,000	5.00%, 06/01/2022	1,167,470
	California State Communities DA Rev
955,000	0.96%, 04/01/2036(1)	813,288
1,000,000	5.63%, 10/01/2032	1,071,440
	California State Department of Water Resources Power Supply Rev
3,225,000	5.00%, 05/01/2022	3,902,218
	California State GO
4,985,000	6.50%, 04/01/2033	5,992,169
	California State Health Facilities
1,500,000	6.00%, 07/01/2029	1,749,810
	California State Public Works Board, Correctional Facilities Improvement
1,000,000	6.00%, 03/01/2035	1,185,500
	California State Public Works Board, Lease Rev
2,000,000	5.25%, 10/01/2023	2,402,260
	California State Public Works Board, State University Trustees
2,000,000	6.25%, 04/01/2034	2,365,720
	Foothill-Eastern Transportation Corridor Agency
660,000	5.00%, 01/15/2053(1)	710,411
	Golden State Tobacco Securitization Corp.
5,000,000	5.75%, 06/01/2047	4,300,800
	Hemet, CA Unif School Dist FA Special Tax
1,440,000	5.00%, 09/01/2030	1,632,240
535,000	5.00%, 09/01/2031	604,994
	Irvine, CA, Improvement Bond Act
1,065,000	4.00%, 09/02/2016	1,105,640
	Long Beach, CA, FA Natural Gas
425,000	1.62%, 11/15/2027(1)	387,770
	Oakland, CA, Airport Rev
1,000,000	5.00%, 05/01/2026	1,124,630

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	California - 13.0% - (continued)
	Port of Oakland, CA
$985,000	5.00%, 05/01/2021	$1,154,036
500,000	5.00%, 05/01/2023	585,290
	Rancho Cucamonga, CA, Redev Agency Tax
1,000,000	5.00%, 09/01/2029	1,163,320
	San Bernardino, CA, USD GO
1,150,000	5.00%, 08/01/2021	1,368,466
	San Buenaventura, CA, Community Memorial Health System
1,000,000	7.50%, 12/01/2041	1,230,360
	San Diego, CA, Redev Agency Tax Allocation
3,000,000	7.00%, 11/01/2039	3,548,880
	San Joaquin Hills, CA, Transporation Auth
875,000	5.00%, 01/15/2029	988,986
	San Jose, CA, Redev Agency
2,575,000	5.00%, 08/01/2022	2,751,954
500,000	6.50%, 08/01/2023	557,695
	San Mateo Joint Powers Financing Auth
1,250,000	5.00%, 06/15/2029	1,456,637
1,250,000	5.00%, 06/15/2030	1,449,050
	Santa Cruz County, CA, Redev Agency
1,250,000	5.00%, 09/01/2024	1,510,700
1,335,000	6.63%, 09/01/2029	1,547,519
	Santa Margarita, CA, Water Dist Special Tax
500,000	4.25%, 09/01/2021	543,840
500,000	5.00%, 09/01/2022	573,775
500,000	5.00%, 09/01/2023	573,145
1,130,000	5.00%, 09/01/2028	1,283,996
	Twin Rivers, CA, Unif School Dist Cops
3,000,000	3.45%, 07/01/2037(1)	3,005,550

		57,275,712

	Colorado - 0.3%
	Denver, CO, City and County Special Fac Airport Rev
1,000,000	5.00%, 11/15/2018	1,123,860

	Connecticut - 1.4%
	City of New Haven, CT, GO
2,600,000	5.00%, 08/01/2024	3,058,068
	Connecticut Housing FA
995,000	4.00%, 11/15/2044	1,074,222
	Hartford, CT, GO
1,850,000	5.00%, 04/01/2026	2,117,047

		6,249,337

	District of Columbia - 0.6%
	Metropolitan Washington, DC, Airport Auth System Rev
1,000,000	5.00%, 10/01/2020	1,159,640
1,450,000	5.00%, 10/01/2022	1,709,753

		2,869,393

	Florida - 8.6%
	Arlington of Naples
500,000	6.50%, 05/15/2020(2)	500,695
500,000	7.00%, 05/15/2024(2)	559,830
2,000,000	5.00%, 07/01/2027	2,325,040
	Florida Village Community Development Dist No 8
2,195,000	6.38%, 05/01/2038	2,449,225
	Greater Orlando, FL, Aviation Auth
3,300,000	5.00%, 10/01/2021	3,875,025
1,040,000	5.00%, 10/01/2024	1,189,022

The accompanying notes are an integral part of these financial statements.

9

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Florida - 8.6% - (continued)
	Highlands County, FL, Adventist Health (Prerefunded with US Gov’t Securities)
$125,000	5.25%, 11/15/2036(1)	$133,926
	Highlands County, FL, Health Fac Auth
1,905,000	5.25%, 11/15/2036(1)	2,014,576
	Jacksonville, FL, Econ Development Commission Obligor: Florida Proton Therapy Institute, Inc.
2,000,000	6.25%, 09/01/2027	2,154,000
	Jacksonville, FL, Sales Tax Rev
2,700,000	5.00%, 10/01/2021	3,216,861
	Lake County, FL, School Board
2,000,000	5.00%, 06/01/2026	2,327,680
	Lakeland, FL, Retirement Community Rev
1,750,000	6.38%, 01/01/2043	1,863,312
	Magnolia Creek, FL, Community Development Dist Capital Improvement
500,000	0.03%, 05/01/2039(3)	175,000
	Miami-Dade County, FL
3,000,000	5.00%, 07/01/2032	3,417,480
	Miami-Dade County, FL, Aviation Rev
1,000,000	5.00%, 10/01/2024	1,152,700
2,500,000	5.00%, 10/01/2026	2,840,425
	Miami-Dade County, FL, School Board
2,000,000	5.00%, 08/01/2027(4)	2,224,420
	Orange County, FL, School Board
2,130,000	5.00%, 08/01/2026	2,517,639
	Palm Beach County, FL, Health System
1,000,000	6.75%, 06/01/2024	1,125,290
	River Bend Community Development Dist, Capital Improvement Rev
1,560,000	0.00%, 11/01/2015(5)	201,240
	Village, FL, Community Development Dist #11
500,000	3.25%, 05/01/2019	501,325
	Volusia County, FL, School Board
775,000	5.00%, 08/01/2025	919,855

		37,684,566

	Georgia - 1.2%
	Clayton County, GA, DA
1,965,000	9.00%, 06/01/2035	1,977,085
	Dekalb Newton and Gwinnett Counties, GA, Joint DA
1,500,000	6.00%, 07/01/2034	1,703,400
	Marietta, GA, DA Life University, Inc. Proj
1,500,000	7.00%, 06/15/2030	1,600,905

		5,281,390

	Hawaii - 0.3%
	Hawaii State Dept of Transportation
1,000,000	5.00%, 08/01/2022	1,166,730

	Idaho - 0.3%
	Idaho State Helath Facilities Auth Rev
1,000,000	5.00%, 03/01/2032	1,112,160

	Illinois - 9.4%
	Aurora, IL, Tax Increment Rev
830,000	6.75%, 12/30/2027	905,912
	Chicago, IL, Board of Education
1,625,000	6.00%, 01/01/2020	1,790,051
	Chicago, IL, O’Hare International Airport Rev
855,000	5.25%, 01/01/2027	857,685

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Illinois - 9.4% - (continued)
	Chicago, IL, Park Dist, GO
$2,750,000	5.00%, 01/01/2026	$3,070,842
	Chicago, IL, Transit Auth.
2,770,000	5.00%, 06/01/2021	2,925,840
	City of Chicago, IL, GO
1,700,000	4.00%, 01/01/2018	1,758,429
	Illinois FA Rev, Art Institute of Chicago Ser A
1,400,000	6.00%, 03/01/2038	1,627,472
	Illinois FA Rev, Silver Cross Hospital and Medicine
3,000,000	5.50%, 08/15/2030	3,277,470
	Illinois Metropolitan Pier & Exposition Auth
4,000,000	4.32%, 12/15/2024(3)	2,917,640
	Illinois State FA Rev
1,650,000	5.00%, 11/15/2031	1,857,784
1,500,000	5.00%, 11/15/2033	1,664,760
1,250,000	7.75%, 08/15/2034	1,544,950
	Illinois State GO
1,500,000	5.00%, 01/01/2022	1,656,840
1,500,000	5.00%, 08/01/2025	1,634,685
1,500,000	5.25%, 01/01/2021	1,687,590
	Illinois State Sales Tax Rev
1,830,000	6.50%, 06/15/2022	2,125,106
	Illinois State Toll Highway Auth
2,000,000	5.00%, 01/01/2030	2,305,900
	Illinois State Unemployment Insurance Fund
1,000,000	5.00%, 06/15/2019	1,004,990
1,500,000	5.00%, 12/15/2019	1,507,485
	Kane Cook & DuPage Counties GO
2,800,000	5.00%, 01/01/2031	3,153,500
	Metropolitan Pier & Exposition Auth.
1,630,000	5.00%, 12/15/2020	1,891,110

		41,166,041

	Indiana - 1.8%
	Indiana State FA Hospital Rev
1,000,000	5.00%, 12/01/2029	1,158,100
	Indiana State Financing Auth Rev
1,625,000	5.00%, 03/01/2023	1,821,154
	Indianapolis, IN Airport Auth Rev
1,000,000	5.00%, 01/01/2029	1,123,040
	Richmond, IN, Hospital Auth. Rev
775,000	5.00%, 01/01/2035	852,833
	Vigo County, IN, Hospital Auth
2,000,000	5.75%, 09/01/2042(2)	2,024,040
	Whiting, IN, Environmental Facilities Rev
1,000,000	1.85%, 06/01/2044(1)	1,003,790

		7,982,957

	Kansas - 0.3%
	Wyandotte County-Kansas City, KS
1,000,000	5.00%, 09/01/2025	1,181,170

	Kentucky - 0.9%
	Kentucky Public Transportation Inf Auth
350,000	5.00%, 07/01/2017	379,621
	Louisville & Jefferson County, KY
1,515,000	5.00%, 12/01/2023	1,760,157
	Louisville & Jefferson County, KY, Metropolitan
1,710,000	1.65%, 10/01/2033(1)	1,730,657

		3,870,435

The accompanying notes are an integral part of these financial statements.

10

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Louisiana - 1.8%
	Louisana State, Tobacco Settlement Financing Corp.
$2,500,000	5.00%, 05/15/2026	$2,665,800
	Louisiana State, Local Gov’t Environmental Facs. & Community Dev. Auth
1,750,000	6.00%, 11/15/2035	1,751,312
	New Orleans, LA, Aviation Board
750,000	5.00%, 01/01/2034	826,598
2,500,000	6.00%, 01/01/2023	2,873,625

		8,117,335

	Maryland - 0.3%
	Westminster Maryland Rev
1,500,000	4.38%, 07/01/2021	1,542,735

	Massachusetts - 1.6%
	Massachusetts State Development Fin Agency Rev
1,200,000	8.00%, 04/15/2031	1,413,468
	Massachusetts State Health and Education Fac Auth
1,390,000	8.00%, 10/01/2039	1,433,104
	Massachusetts State Health and Education Fac Auth Rev
965,000	8.00%, 10/01/2039	995,455
	Massachusetts State PA
455,000	4.00%, 07/01/2022	505,437
385,000	5.00%, 07/01/2021	450,600
650,000	5.00%, 07/01/2023	760,487
	Tufts Medical Center, Inc
1,200,000	5.00%, 01/01/2019	1,343,832

		6,902,383

	Michigan - 4.0%
	Kent, MI, Hospital FA
4,000,000	6.00%, 07/01/2035	4,027,040

	Michigan FA
1,000,000	5.00%, 07/01/2018	1,097,390
650,000	5.00%, 07/01/2029	715,617
2,700,000	5.00%, 10/01/2030	3,082,536
	Michigan St FA
2,555,000	5.00%, 06/01/2033	2,838,043
1,000,000	5.00%, 06/01/2034	1,107,510
	Royal Oak, MI, Hospital FA
2,000,000	8.25%, 09/01/2039	2,471,860
	Wayne County, MI, Airport Auth Rev
1,000,000	5.00%, 12/01/2015	1,025,330
1,000,000	5.00%, 12/01/2030	1,135,900

		17,501,226

	Mississippi - 0.7%
	Mississippi State Business Fin Corp.
3,000,000	1.63%, 12/01/2040(1)	3,020,730

	Missouri - 0.9%
	Kirkwood, MO, Industrial DA Retirement Community
3,500,000	8.25%, 05/15/2045	4,015,165

	Nevada - 1.0%
	Clark County, NV, School Dist GO
1,625,000	5.00%, 06/15/2020	1,650,074
	Las Vegas, NV Spl Impt Dist
365,000	5.00%, 06/01/2027	375,716
700,000	5.00%, 06/01/2029	715,344

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Nevada - 1.0% - (continued)
	Mesquite, NV, Special Improvement Dist 07-01
$415,000	6.00%, 08/01/2027	$421,628
	Nevada State Natural Resources GO
1,110,000	5.00%, 03/01/2026	1,319,901

		4,482,663

	New Jersey - 3.6%
	New Jersey Health Care Facilities FA, Hospital Asset Transformation
2,855,000	5.75%, 10/01/2031	3,296,440
	New Jersey State Econ DA
1,510,000	4.88%, 09/15/2019	1,593,246
1,590,000	5.00%, 03/01/2023	1,766,840
	New Jersey State Educational FA Rev, University of Medicine & Dentistry
2,000,000	7.50%, 12/01/2032	2,495,660
	New Jersey State Interstate Turnpike Auth Rev
3,000,000	5.00%, 01/01/2025	3,480,000
	New Jersey State Transportation Trust Fund Auth
5,000,000	3.17%, 12/15/2032(3)	2,120,700
1,000,000	5.00%, 09/15/2017	1,082,580

		15,835,466

	New Mexico - 1.0%
	Los Alamos County, NM, Tax Improvement Rev
3,000,000	5.88%, 06/01/2027	3,445,320
	Montecito Estates, NM, Public Improvement Dist
905,000	7.00%, 10/01/2037	941,725

		4,387,045

	New York - 13.5%
	City of New York, NY
4,000,000	6.25%, 10/15/2028	4,695,179
	Liberty, NY, Corp. Development Goldman Sachs Headquarters
2,000,000	5.25%, 10/01/2035	2,340,220
	New York City Housing Development Corp.
940,000	4.50%, 02/15/2048	977,750
	New York City, NY, Water and Sewer Financing Auth Rev
15,000,000	5.00%, 06/15/2039	17,038,500
2,100,000	5.00%, 11/15/2020	2,464,140
	New York Mortgage Agency Rev
1,195,000	3.50%, 10/01/2034	1,254,559
	New York State Dormitory Auth Rev
1,670,000	5.00%, 03/15/2022	1,972,070
2,000,000	5.00%, 12/15/2027	2,359,720
970,000	5.00%, 03/15/2028	1,069,309
1,000,000	5.00%, 03/15/2030	1,168,990
	New York State Energy Research & Development Auth
860,000	2.38%, 07/01/2026(1)	859,063
	New York State Liberty Development Corp. Rev
1,535,000	5.15%, 11/15/2034(2)	1,663,572
	New York State Thruway Auth
1,000,000	5.00%, 01/01/2019	1,132,420
1,250,000	5.00%, 05/01/2019	1,419,300
1,000,000	5.00%, 03/15/2021	1,189,480
	New York State Urban Development Corp. Rev
1,000,000	5.00%, 03/15/2026	1,182,080
	New York, NY, IDA Terminal One Group Assoc Proj AMT
2,000,000	5.50%, 01/01/2024(1)	2,057,560
1,145,000	5.00%, 06/15/2019	1,265,110

The accompanying notes are an integral part of these financial statements.

11

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	New York - 13.5% - (continued)
	PA of New York and New Jersey
$2,750,000	5.00%, 10/15/2025	$3,251,490
	Town of Oyster Bay, NY, GO
2,340,000	5.00%, 08/15/2024	2,768,454
	TSASC, Inc.
2,500,000	5.00%, 06/01/2034	2,260,250
	Ulster County, NY, Capital Resource Corp. Rev
940,000	3.72%, 09/15/2044(2)(3)	704,022
	Ulster County, NY, IDA Kingston Regional Senior Living
2,000,000	6.00%, 09/15/2042	1,970,760
	Yonkers, NY, GO
885,000	3.00%, 08/15/2019	922,205
1,000,000	5.00%, 03/15/2021	1,162,110

		59,148,313

	North Carolina - 1.0%
	North Carolina Eastern Municipal Power
1,325,000	4.00%, 01/01/2020	1,456,466
	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge
1,555,000	5.88%, 01/01/2031	1,719,348
	North Carolina State Medical Care Commission, Galloway Ridge, Inc.
1,000,000	6.00%, 01/01/2039	1,097,030

		4,272,844

	Ohio - 3.9%
	Allen County, OH, Hospital Fac Rev
2,000,000	5.00%, 05/01/2023	2,331,340
	Buckeye Tobacco Settlement FA
4,000,000	5.88%, 06/01/2047	3,276,280
	Buckeye, OH, Tobacco Settlement FA
6,680,000	6.00%, 06/01/2042	5,572,322
	Dayton, OH, City School Dist GO
2,000,000	5.00%, 11/01/2027	2,416,400
	Lancaster, OH, Gas Rev
2,275,000	0.72%, 02/01/2019(1)	2,267,197
	Ohio State Cultural Sports Fac Building Projects
1,235,000	5.00%, 04/01/2020	1,431,699

		17,295,238

	Oregon - 0.4%
	Port of Portland, Oregon Airport Rev
1,000,000	5.00%, 07/01/2031	1,127,450
750,000	5.00%, 07/01/2032	841,815

		1,969,265

	Other U.S. Territories - 0.2%
	Puerto Rico Highway & Transportation Auth
705,000	4.95%, 07/01/2026	727,482

	Pennsylvania - 3.8%
	Allegheny County, PA, Industrial DA Charter School
985,000	6.75%, 08/15/2035	1,079,767
	Commonwealth FA
2,000,000	5.00%, 06/01/2026	2,304,120
	Montgomery County, PA, Higher Education and Health
1,165,000	5.00%, 10/01/2023	1,321,203

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Pennsylvania - 3.8% - (continued)
	Pennsylvania State GO
$1,000,000	7.00%, 07/15/2028	$1,079,820
	Pennsylvania State IDA
2,250,000	5.00%, 07/01/2021	2,634,795
	Pennsylvania State Turnpike Commission Rev
575,000	0.99%, 12/01/2020(1)	581,193
575,000	1.09%, 12/01/2021(1)	577,018
1,335,000	6.00%, 06/01/2028	1,510,392
	Philadelphia, PA, Municipal Auth
750,000	6.38%, 04/01/2029	871,440
800,000	6.50%, 04/01/2034	928,368
	Pittsburgh, PA, School Dist GO
1,575,000	5.00%, 09/01/2021	1,846,089
750,000	5.00%, 09/01/2023	867,540
	Susquehanna, PA, Regional Airport Auth System Rev
1,000,000	5.00%, 01/01/2019	1,090,080

		16,691,825

	Rhode Island - 1.6%
	Cranston, RI, GO
1,415,000	5.00%, 07/01/2019	1,584,022
	Rhode Island Health & Educational Bldg Corp.
1,900,000	5.00%, 05/15/2027(4)	2,181,998
	Rhode Island State & Providence Plantations
1,500,000	4.00%, 10/01/2018	1,626,120
	Rhode Island State Health & Educational Bldg Corp.
1,655,000	4.00%, 05/15/2017	1,735,284

		7,127,424

	South Carolina - 0.1%
	Lancaster County, SC, Sun City Assessment
1,987,000	0.00%, 11/01/2017(5)	397,400

	South Dakota - 0.6%
	South Dakota State Education Enhancement
1,000,000	5.00%, 06/01/2026	1,137,810
	South Dakota State Health & Educational FA
1,000,000	5.00%, 11/01/2029	1,145,420
	South Dakota State Housing DA
185,000	6.13%, 05/01/2033	187,165

		2,470,395

	Texas - 7.3%
	Arlington, TX, Higher Education Fin
1,000,000	5.00%, 08/15/2027	1,180,410
	Brazos Harbor, TX, Industrial Development Corp.
1,500,000	5.90%, 05/01/2038(1)	1,638,300
	Dallas, TX, Ind School Dist GO
1,350,000	5.00%, 08/15/2034	1,368,131
	Dallas-Fort Worth, TX, International Airport Fac Improvement Corp.
2,000,000	6.15%, 01/01/2016	2,007,460
	Harris County - Houston, TX
250,000	5.00%, 11/15/2032	277,590
350,000	5.00%, 11/15/2034	385,662
	Lower Colorado River, TX, Auth Rev
55,000	7.25%, 05/15/2037	55,109
	North East TX ISD, GO
1,000,000	5.00%, 08/01/2028	1,179,360

The accompanying notes are an integral part of these financial statements.

12

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Texas - 7.3% - (continued)
	North Texas Tollway Auth Rev
$2,995,000	5.00%, 01/01/2022	$3,531,794
2,500,000	5.00%, 01/01/2030	2,791,675
	San Antonio, TX, Airport System Rev
1,985,000	5.00%, 07/01/2023	2,292,754
	San Antonio, TX, Water Rev
2,200,000	5.00%, 05/15/2026	2,625,634
	Tarrant County, TX, Cultural Education Fac
1,000,000	5.00%, 10/01/2034	1,085,880
	Texas State Transportation Commission
1,500,000	0.46%, 04/01/2032(1)	1,500,675
	Texas State Transportation Commission Turnpike System
1,250,000	5.00%, 08/15/2032	1,379,662
	Texas State Transportation Commission, GO
2,500,000	0.49%, 10/01/2041(1)	2,497,500
	Travis County, TX, Health Fac Development
2,000,000	7.13%, 11/01/2040	2,318,080
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600,000	5.65%, 11/15/2035	604,140
	Wylie, TX, ISD, GO
3,500,000	1.55%, 08/15/2018(3)	3,368,680

		32,088,496

	Vermont - 0.2%
	Vermont State Econ DA Waste
900,000	4.75%, 04/01/2036(1)(2)	901,827

	Virginia - 0.5%
	Washington County, VA, Industrial DA Hospital
1,750,000	7.75%, 07/01/2038	2,046,923

	Washington - 3.0%
	Grant County, WA, Utility Dist #2
1,825,000	5.00%, 01/01/2022	2,152,095
1,905,000	5.00%, 01/01/2023	2,241,137
	Washington State Health Care Fac Auth
780,000	5.00%, 07/01/2028(4)	863,070
2,000,000	5.00%, 03/01/2029	2,292,200
1,650,000	5.00%, 10/01/2042(1)	1,944,558
	Washington State Health Care Fac Auth, VA Mason Medical
3,600,000	6.13%, 08/15/2037	3,901,212

		13,394,272

	West Virginia - 0.3%
	West Virginia Economic Development Auth
1,240,000	1.90%, 03/01/2040(1)	1,240,459

	Wisconsin - 3.4%
	Milwaukee County, WI, Airport Rev
1,790,000	5.00%, 12/01/2025	2,064,640
	Public Finance Auth.
1,500,000	5.00%, 09/01/2025(2)	1,597,005
	Wisconsin Health and Educational Fac, Iowa Health System Obligated Group
1,700,000	5.00%, 12/01/2028	1,982,013
	Wisconsin State
2,685,000	5.75%, 05/01/2033	3,104,907
1,295,000	6.00%, 05/01/2036	1,509,970
	Wisconsin State Health & Educational Fac Auth Rev
2,000,000	5.00%, 11/15/2027	2,329,340

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Wisconsin - 3.4% - (continued)
	Wisconsin State Health and Educational Fac Auth Rev
$2,465,000	5.25%, 08/15/2024	$2,584,404

		15,172,279

	Total Municipal Bonds (cost $407,857,184)	$423,503,435

	Total Long-Term Investments (cost $407,857,184)	$423,503,435

SHORT-TERM INVESTMENTS - 2.1%
	Other Investment Pools & Funds - 2.1%
9,471,914	JP Morgan Tax Free Money Market Fund	$9,471,914

	Total Short-Term Investments (cost $9,471,914)	$9,471,914

Total Investments (cost $417,329,098)^	98.5%	$432,975,349
Other Assets and Liabilities	1.5%	6,452,367

Total Net Assets	100.0%	$439,427,716

The accompanying notes are an integral part of these financial statements.

13

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $417,329,098 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,212,624
Unrealized Depreciation	(4,566,373)

Net Unrealized Appreciation	$15,646,251

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $7,950,991, which represents 1.8% of total net assets.

(3)	The interest rate disclosed for these holdings are the effective yield on the date of the acquisition.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities were $5,310,954 at April 30, 2015.

(5)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Futures Contracts Outstanding at April 30, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury Long Bond Future	81	06/19/2015	$13,286,399	$12,927,094	$359,305

Total futures contracts					$359,305

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
AMT	Alternative Minimum Tax
DA	Development Authority
FA	Finance Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

14

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$423,503,435	$—	$423,503,435	$—
Short-Term Investments	9,471,914	9,471,914	—	—

Total	$432,975,349	$9,471,914	$423,503,435	$—

Futures Contracts(2)	$359,305	$359,305	$—	$—

Total	$359,305	$359,305	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Municipal Real Return Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	1.9%
Aa / AA	36.4
A	32.4
Baa / BBB	12.1
Ba / BB	0.3
B	0.8
Not Rated	12.7
Short-Term Instruments	2.7
Other Assets & Liabilities	0.7

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Industry

as of April 30, 2015 (Unaudited)

Industry	Percentage of Net Assets
Airport	10.8%
Bond Bank	1.2
Development	4.4
Education	2.4
Facilities	2.0
General	13.8
General Obligation	7.0
Higher Education	7.1
Medical	14.7
Mello-Roos	0.7
Multifamily Hsg	0.2
Nursing Homes	4.2
Power	2.9
School District	6.4
Single Family Hsg	1.0
Tobacco	1.9
Transportation	9.6
Water	6.3
Short-Term Investments	2.7
Other Assets & Liabilities	0.7

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Municipal Real Return Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6%
	Alabama - 0.9%
	County of Jefferson, AL, Sewer Rev
$1,500,000	5.00%, 10/01/2018	$1,641,705

	Alaska - 0.6%
	Alaska Municipal Bond Bank Auth Rev
375,000	5.75%, 09/01/2033	432,813
	Anchorage, AK, GO
610,000	5.25%, 08/01/2028	687,202

		1,120,015

	Arizona - 1.1%
	Arizona State Health Fac Auth Hospital System Rev
1,000,000	5.00%, 02/01/2020	1,145,690
	Estrella Mountain Ranch, AZ, Community Fac Dist GO
265,000	6.20%, 07/15/2032	277,058
	Sundance, AZ, Community Fac Dist
249,000	7.13%, 07/01/2027(1)	249,097
	Vistancia, AZ, Community Fac Dist GO
185,000	6.75%, 07/15/2022	185,529

		1,857,374

	California - 16.0%
	California State Communities DA Rev
570,000	0.96%, 04/01/2036(2)	485,418
1,000,000	5.00%, 10/01/2022	1,080,810
250,000	5.50%, 07/01/2037(3)	3
	California State Dept Water Resources Supply Rev
500,000	5.00%, 05/01/2022	558,590
	California State Health Facilities
1,000,000	6.00%, 07/01/2029	1,166,540
	California State Public Works Board, State University Trustees
170,000	6.13%, 04/01/2029	200,423
	Corona-Norco California University
1,530,000	4.00%, 09/01/2019	1,681,394
	El Dorado, CA, Irrigation Dist
300,000	5.38%, 08/01/2024	346,626
	Foothill-Eastern Transportation Corridor Agency
435,000	5.00%, 01/15/2053(2)	468,225
	Golden State Tobacco Securitization Agency
425,000	5.00%, 06/01/2017	459,684
	Hemet, CA Unif School Dist FA Special Tax
1,000,000	5.00%, 09/01/2031	1,130,830
	Huntington Park, CA, Public FA Rev
400,000	5.25%, 09/01/2019	409,004
	Irvine, CA, Improvement Bond Act
1,000,000	4.00%, 09/02/2019	1,099,890
	Los Angeles, CA, Regional Airports Improvement Corp.
1,100,000	5.00%, 01/01/2020	1,252,273
	Oakland, CA, Airport Rev
1,000,000	5.00%, 05/01/2026	1,124,630
	San Bernardino City, CA, Unif School Dist GO
725,000	5.00%, 08/01/2020	849,976
	San Bernardino, CA, Community College Dist GO
500,000	6.38%, 08/01/2026	587,005
	San Buenaventura, CA, Rev
500,000	5.25%, 12/01/2017	541,715
	San Diego, CA, Redev Agency, Centre City Sub Pkg
60,000	5.25%, 09/01/2026	60,059

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6% - (continued)
	California - 16.0% - (continued)
	San Francisco City & County, CA, Redev FA
$1,120,000	6.50%, 08/01/2032	$1,322,810
	San Joaquin Hills, CA, Transporation Auth
290,000	5.00%, 01/15/2029	327,778
	San Jose, CA, Redev Agency
1,000,000	6.50%, 08/01/2019	1,149,940
	Santa Cruz County, CA, Redev Agency
1,360,000	5.00%, 09/01/2022	1,633,510
665,000	6.63%, 09/01/2029	770,861
	Santa Margarita, CA, Water Dist Special Tax
500,000	5.00%, 09/01/2024	567,235
500,000	5.00%, 09/01/2025	557,540
1,000,000	5.00%, 09/01/2028	1,136,280
	Southern California State Public Power Auth
500,000	5.00%, 07/01/2023	565,635
	Temecula, CA, Redev Agency Tax Allocation Rev
230,000	5.63%, 12/15/2038	237,240
	Torrance, CA, USD GO
1,500,000	5.50%, 08/01/2025	1,773,270
	Tuolumne, CA, Wind Proj Auth Rev
1,000,000	5.88%, 01/01/2029	1,159,300
	Twin Rivers, CA, Unif School Dist Certificates of Participation
700,000	3.20%, 06/01/2035(2)	700,042
	Ventura County, CA, Certificates of Participation
1,250,000	5.63%, 08/15/2027	1,463,975
	Washington Township, CA, Health Care Dist Rev
1,000,000	6.00%, 07/01/2029	1,135,600

		28,004,111

	Colorado - 0.4%
	University of Colorado Enterprise Rev
600,000	5.75%, 06/01/2028	708,438

	Connecticut - 0.6%
	City of New Haven, CT, GO
1,000,000	5.00%, 11/01/2017	1,087,500

	Delaware - 0.8%
	Delaware State Transportation Auth
1,180,000	5.00%, 07/01/2025	1,346,274

	District of Columbia - 2.6%
	District of Columbia University Rev
3,000,000	5.25%, 04/01/2034(2)	3,339,300
	Metropolitan Washington, DC, Airport Auth System Rev
1,035,000	5.00%, 10/01/2022	1,220,410

		4,559,710

	Florida - 8.8%
	Arlington of Naples
500,000	6.50%, 05/15/2020(1)	500,695
500,000	7.00%, 05/15/2024(1)	559,830
	Broward County, FL, Airport System Rev
145,000	5.00%, 10/01/2019	165,889
120,000	5.00%, 10/01/2020	139,357
285,000	5.00%, 10/01/2021	333,171
1,000,000	5.00%, 07/01/2027	1,162,520
	Greater Orlando, FL, Aviation Auth
1,500,000	5.00%, 10/01/2021	1,761,375
1,000,000	5.00%, 10/01/2024	1,143,290

The accompanying notes are an integral part of these financial statements.

17

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6% - (continued)
	Florida - 8.8% - (continued)
	Jacksonville, FL, Econ Development Commission Obligor: Florida Proton Therapy Institute, Inc.
$2,000,000	6.25%, 09/01/2027	$2,154,000
	Miami Beach, FL, Health Fac Auth
190,000	5.00%, 11/15/2020	220,444
	Miami-Dade County Expressway Auth
625,000	5.00%, 07/01/2024	746,494
	Miami-Dade County, FL, Aviation Auth
530,000	5.00%, 10/01/2027	610,194
	Miami-Dade County, FL, Educational Fac Auth
2,000,000	5.75%, 04/01/2028	2,089,880
	Miami-Dade County, FL, School Board
1,000,000	5.00%, 08/01/2027(4)	1,112,210
	Palm Beach County Health
1,000,000	6.80%, 06/01/2025	1,133,000
	River Bend Community Development Dist, Capital Improvement Rev
780,000	7.13%, 11/01/2015(3)	100,620
	Village, FL, Community Development Dist #11
250,000	3.25%, 05/01/2019	250,662
	Volusia County, FL, School Board
1,000,000	5.00%, 08/01/2025	1,186,910

		15,370,541

	Georgia - 2.5%
	Atlanta, GA, Airport Passenger Fac Charge Rev
2,000,000	5.00%, 01/01/2023	2,297,080
	Atlanta, GA, Water & Wastewater Rev
1,500,000	6.00%, 11/01/2022	1,810,815
	Georgia Municipal Electric Auth, Power Rev (Prerefunded with US Gov’t Securities)
10,000	6.50%, 01/01/2017	10,374
	Georgia State Municipal Elec Auth
245,000	6.50%, 01/01/2017	258,634

		4,376,903

	Hawaii - 0.9%
	Hawaii State Dept of Transportation
1,000,000	5.00%, 08/01/2022	1,166,730
	Hawaii State Harbor System Rev
500,000	5.38%, 01/01/2020	501,680

		1,668,410

	Idaho - 1.0%
	Idaho State Bond Bank Auth Rev
1,470,000	5.63%, 09/15/2026	1,685,722

	Illinois - 11.9%
	Chicago, IL, Board of Education
825,000	6.00%, 01/01/2020	908,795
	Chicago, IL, O’Hare International Airport Rev
825,000	5.00%, 01/01/2023	943,099
1,500,000	5.00%, 01/01/2026	1,702,680
850,000	5.25%, 01/01/2027	852,669
	Chicago, IL, Park Dist, GO
2,370,000	5.00%, 01/01/2025	2,669,213
	City of Chicago, IL, GO
785,000	4.00%, 01/01/2018	811,980
	Huntley, IL, Special Service #9
1,500,000	5.10%, 03/01/2028	1,612,455
	Illinois State FA Rev
1,000,000	5.00%, 10/01/2023	1,181,800

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6% - (continued)
	Illinois - 11.9% - (continued)
$1,000,000	5.00%, 11/15/2031	$1,125,930
1,000,000	5.00%, 11/15/2033	1,109,840
	Illinois State GO
1,000,000	5.00%, 01/01/2022	1,104,560
2,000,000	5.25%, 01/01/2021	2,250,120
	Illinois State Toll Highway Auth
60,000	5.00%, 01/01/2023	60,461
1,000,000	5.00%, 01/01/2027	1,149,870
	Kane Cook & DuPage Counties GO
1,400,000	5.00%, 01/01/2031	1,576,750
	Railsplitter, IL, Tobacco Settlement Auth
1,000,000	5.50%, 06/01/2023	1,181,610
	Springfield, IL, Water Rev
500,000	5.25%, 03/01/2026	556,165

		20,797,997

	Indiana - 1.4%
	Indiana State Housing and Community DA
1,120,000	4.55%, 07/01/2027	1,141,963
	University of Southern Indiana
820,000	5.00%, 10/01/2022	950,634
250,000	5.00%, 10/01/2023	289,478

		2,382,075

	Kentucky - 0.9%
	Kentucky Public Transportation Inf Auth
230,000	5.00%, 07/01/2017	249,465
	Louisville & Jefferson County, KY
1,085,000	5.00%, 12/01/2023	1,260,575

		1,510,040

	Louisiana - 1.8%
	Louisana State, Tobacco Settlement Financing Corp.
1,500,000	5.00%, 05/15/2026	1,599,480
	Louisiana Local Gov’t Environmental Facs. & Community DA
1,000,000	6.00%, 11/15/2030	1,020,310
	New Orleans, LA, Aviation Board
500,000	5.00%, 01/01/2034	551,065

		3,170,855

	Maryland - 0.6%
	Westminster Maryland Rev
1,000,000	3.88%, 07/01/2019	1,027,610

	Massachusetts - 0.6%
	Massachusetts State Development Fin Agency Rev
925,000	5.00%, 01/01/2017	984,329

	Michigan - 1.1%
	Detroit, MI, Water Supply System Ref Rev
915,000	6.50%, 07/01/2015	923,171
	Michigan FA
600,000	5.00%, 07/01/2018	659,016
350,000	5.00%, 07/01/2029	385,332

		1,967,519

	Missouri - 0.3%
	Stone Canyon, MO, Community Improvement Dist Rev
1,000,000	5.75%, 04/01/2027(3)(5)	480,000

The accompanying notes are an integral part of these financial statements.

18

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6% - (continued)
	Nebraska - 0.6%
	Central Plains, NE, Energy Proj Gas Rev
$1,000,000	5.00%, 09/01/2015	$1,013,970

	Nevada - 0.2%
	Las Vegas, NV, Special Improvement Dist
400,000	5.00%, 06/01/2028	410,252

	New Jersey - 1.1%
	New Jersey State Econ DA
760,000	4.88%, 09/15/2019	801,899
	New Jersey State Econ DA Lease Rev
1,000,000	5.00%, 09/01/2021	1,107,200

		1,909,099

	New York - 7.9%
	City of New York, NY
1,000,000	6.25%, 10/15/2028	1,173,780
	Liberty, NY, Corp. Development Goldman Sachs Headquarters
1,000,000	5.25%, 10/01/2035	1,170,110
	Metropolitan Transportation Auth, NY, Rev
3,000,000	5.25%, 11/15/2023	3,523,260
	New York City Housing Development Corp.
395,000	4.50%, 02/15/2048	410,863
	New York Mortgage Agency Rev
530,000	3.50%, 10/01/2034	556,415
	New York State Dormitory Auth Rev
970,000	5.00%, 03/15/2028	1,069,309
	New York State Dormitory Auth Rev Obligor: Teacher’s College
2,000,000	5.38%, 03/01/2029	2,274,020
	New York State Liberty Development Corp. Rev
765,000	5.15%, 11/15/2034(1)	829,076
	Newburth, NY, GO
610,000	5.00%, 06/15/2017	649,985
645,000	5.00%, 06/15/2018	700,225
	Ulster County, NY, Capital Resource Corp. Rev
575,000	0.00%, 09/15/2044(1)	430,652
	Ulster County, NY, Industrial Development Agency
1,000,000	6.00%, 09/15/2027	1,003,830

		13,791,525

	North Carolina - 0.5%
	Mecklenburg County, NC, Certificate of Participation School Improvements
795,000	5.00%, 02/01/2024	906,371

	Ohio - 2.2%
	Cuyahoga, OH, Community College Dist
1,200,000	5.00%, 08/01/2027	1,368,372
	Dayton, OH, City School Dist GO
2,000,000	5.00%, 11/01/2027	2,416,400

		3,784,772

	Oklahoma - 1.4%
	Norman, OK, Regional Hospital Auth Rev
2,310,000	5.25%, 09/01/2019	2,505,819

	Other U.S. Territories - 2.5%
	Guam Government Business Privilege Tax Rev
1,500,000	5.00%, 01/01/2027	1,682,205
	Guam Government Power Auth Rev
1,000,000	5.00%, 10/01/2021	1,184,280
1,000,000	5.00%, 10/01/2023	1,188,920

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6% - (continued)
	Other U.S. Territories - 2.5% - (continued)
	Puerto Rico Highway & Transportation Auth
$380,000	4.95%, 07/01/2026	$392,118

		4,447,523

	Pennsylvania - 4.6%
	Commonwealth FA
1,000,000	5.00%, 06/01/2026	1,152,060
	Montgomery County, PA, Higher Education and Health
1,000,000	5.00%, 10/01/2023	1,134,080
	Pennsylvania State Turnpike Commission Rev
665,000	6.00%, 06/01/2028	752,368
	Philadelphia, PA, GO
1,000,000	5.25%, 08/01/2019	1,145,450
	Pittsburgh, PA, School Dist GO
1,570,000	5.00%, 09/01/2021	1,840,228
750,000	5.00%, 09/01/2023	867,540
	Susquehanna Area Regional Airport Auth
1,000,000	5.00%, 01/01/2018	1,072,620

		7,964,346

	Rhode Island - 2.2%
	Cranston, RI, GO
1,410,000	5.00%, 07/01/2018	1,549,604
	Rhode Island Health & Educational Bldg Corp.
1,215,000	5.00%, 05/15/2018	1,323,062
800,000	5.00%, 05/15/2027(4)	918,736

		3,791,402

	South Carolina - 0.7%
	South Carolina St Jobs-Econ DA Rev
1,000,000	5.25%, 08/01/2024	1,183,950

	South Dakota - 0.3%
	South Dakota State Health & Educational FA
415,000	5.00%, 11/01/2029	475,349

	Tennessee - 0.6%
	Johnson City, TN, Health & Educational Fac Board Hospital Rev
1,000,000	5.50%, 07/01/2031	1,050,250

	Texas - 8.9%
	Dallas-Fort Worth, TX, International Airport Rev
750,000	5.00%, 11/01/2023	860,528
	Harris County - Houston, TX
250,000	5.00%, 11/15/2032	277,590
	Houston, TX, Utility System Rev
2,000,000	6.00%, 11/15/2036	2,352,200
	Kerrville, TX, Health Fac Development Corp. Hospital Rev
935,000	5.00%, 08/15/2015	944,191
	Love Field, TX, Airport Modernization Corp. Special Fac Rev
1,000,000	5.00%, 11/01/2015	1,020,800
	North Texas Tollway Auth Rev
1,055,000	1.95%, 01/01/2038(2)	1,065,803
1,000,000	5.00%, 01/01/2030	1,116,670
3,000,000	6.00%, 01/01/2025	3,385,095
	Tarrant County, TX, Cultural Education Fac
550,000	5.00%, 10/01/2034	597,234
1,000,000	6.25%, 11/15/2029	1,174,800

The accompanying notes are an integral part of these financial statements.

19

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6% - (continued)
	Texas - 8.9% - (continued)
	Texas State Municipal Gas Acquisition & Supply Corp.
$1,000,000	5.25%, 12/15/2017	$1,097,550
	Texas State Transportation Commission Turnpike System
550,000	5.00%, 08/15/2032	607,052
	Travis County, TX, Health Fac, Querencia Barton Creek Project
1,000,000	5.65%, 11/15/2035	1,006,900

		15,506,413

	Vermont - 0.3%
	Vermont State Econ DA Waste
600,000	4.75%, 04/01/2036(1)(2)	601,218

	Virginia - 0.3%
500,000	5.00%, 11/01/2024	564,452

	Washington - 2.7%
	FYI Properties, WA, Lease Rev
2,285,000	5.50%, 06/01/2034	2,630,058
	Washington State Health Care Fac Auth
1,820,000	5.00%, 03/01/2029	2,085,902

		4,715,960

	West Virginia - 0.9%
	West Virginia State Econ DA Solid Waste Disposal Fac
1,500,000	2.25%, 01/01/2041(2)	1,519,395

	Wisconsin - 3.9%
	Milwaukee County, WI, Airport Rev
1,705,000	5.00%, 12/01/2024	1,974,987
	Wisconsin State
125,000	5.75%, 05/01/2033	144,549
865,000	6.00%, 05/01/2036	1,008,590
	Wisconsin State Health & Educational Fac Auth Rev
2,265,000	5.00%, 02/15/2026	2,560,129
1,000,000	5.00%, 11/15/2027	1,164,670

		6,852,925

	Total Municipal Bonds (cost $160,673,614)	$168,742,119

	Total Long-Term Investments (cost $160,673,614)	$168,742,119

SHORT-TERM INVESTMENTS - 2.7%
	Other Investment Pools & Funds - 2.7%
4,717,924	JP Morgan Tax Free Money Market Fund	$4,717,924

	Total Short-Term Investments (cost $4,717,924)	$4,717,924

Total Investments (cost $165,391,538)^	99.3%	$173,460,043
Other Assets and Liabilities	0.7%	1,138,950

Total Net Assets	100.0%	$174,598,993

The accompanying notes are an integral part of these financial statements.

20

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $165,391,538 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,832,788
Unrealized Depreciation	(1,764,283)

Net Unrealized Appreciation	$8,068,505

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $3,170,568, which represents 1.8% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities were $2,047,224 at April 30, 2015.

(5)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
04/2007	$1,000,000	Stone Canyon, MO, Community Improvement Dist Rev	$990,337

At April 30, 2015, the aggregate value of these securities were $480,000, which represents 0.3% of total net assets.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
JPM	0.05% Fixed	CPURNSA	USD	8,925,000	12/22/15	$—	$—	$13,924	$13,924
BNP	1.07% Fixed	CPURNSA	USD	6,275,000	02/03/17	—	—	23,988	23,988
DEUT	1.46% Fixed	CPURNSA	USD	6,785,000	03/02/17	—	—	1,457	1,457
DEUT	1.48% Fixed	CPURNSA	USD	3,155,000	03/02/17	—	—	(431)	(431)
BCLY	1.53% Fixed	CPURNSA	USD	3,335,000	03/03/17	—	—	(3,205)	(3,205)
BOA	2.45% Fixed	CPURNSA	USD	7,800,000	03/22/17	—	—	(450,258)	(450,258)
BNP	1.53% Fixed	CPURNSA	USD	5,425,000	01/15/18	—	—	(80,981)	(80,981)
UBS	2.65% Fixed	CPURNSA	USD	5,250,000	03/04/18	—	—	(396,969)	(396,969)
UBS	2.79% Fixed	CPURNSA	USD	7,800,000	04/13/18	—	—	(690,282)	(690,282)
CBK	2.34% Fixed	CPURNSA	USD	525,000	04/15/18	—	—	(28,209)	(28,209)
BCLY	2.12% Fixed	CPURNSA	USD	7,550,000	01/15/19	—	—	(290,404)	(290,404)
DEUT	1.97% Fixed	CPURNSA	USD	7,450,000	11/12/19	—	—	(173,848)	(173,848)
BCLY	1.65% Fixed	CPURNSA	USD	3,700,000	01/15/20	—	—	(7,510)	(7,510)
BCLY	1.86% Fixed	CPURNSA	USD	3,600,000	01/15/20	—	—	(74,174)	(74,174)
JPM	2.75% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	(761,468)	(761,468)
BCLY	2.79% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	(761,468)	(761,468)
UBS	2.75% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	(761,468)	(761,468)
JPM	2.33% Fixed	CPURNSA	USD	7,000,000	09/30/21	—	—	(485,823)	(485,823)
DEUT	2.48% Fixed	CPURNSA	USD	2,300,000	07/15/23	—	—	(162,919)	(162,919)
MSC	2.60% Fixed	CPURNSA	USD	1,525,000	08/09/23	—	—	(127,269)	(127,269)
DEUT	2.02% Fixed	CPURNSA	USD	1,850,000	12/11/24	—	—	(21,529)	(21,529)
BCLY	1.91% Fixed	CPURNSA	USD	1,850,000	01/15/25	—	—	5,902	5,902
UBS	2.95% Fixed	CPURNSA	USD	5,750,000	03/07/26	—	—	(946,799)	(946,799)
BCLY	2.98% Fixed	CPURNSA	USD	5,750,000	03/08/26	—	—	(987,536)	(987,536)
JPM	2.97% Fixed	CPURNSA	USD	6,800,000	04/14/26	—	—	(1,156,826)	(1,156,826)
CBK	2.45% Fixed	CPURNSA	USD	950,000	11/07/34	—	—	(64,758)	(64,758)

Total						$—	$—	$(8,388,863)	$(8,388,863)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
OTC	Over-the-Counter

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

22

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$168,742,119	$—	$168,742,119	$—
Short-Term Investments	4,717,924	4,717,924	—	—

Total	$173,460,043	$4,717,924	$168,742,119	$—

Swaps - Interest Rate(2)	$45,271	$—	$45,271	$—

Total	$45,271	$—	$45,271	$—

Liabilities

Swaps - Interest Rate(2)	$(8,434,134)	$—	$(8,434,134)	$—

Total	$(8,434,134)	$—	$(8,434,134)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

23

Hartford Funds – Tax-Exempt Fixed Income Funds

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund
Assets:
Investments in securities, at market value	$432,975,349	$173,460,043
Cash	74,426	691,411
Cash collateral	275,400	8,726,000
Unrealized appreciation on OTC swap contracts	—	45,271
Receivables:
Investment securities sold	10,226,561	—
Fund shares sold	1,129,218	158,308
Dividends and interest	5,377,777	2,188,986
Variation margin on financial derivative instruments	25,314	—
Other assets	54,094	109,100

Total assets	450,138,139	185,379,119

Liabilities:
Unrealized depreciation on OTC swap contracts	—	8,434,134
Payables:
Investment securities purchased	8,764,434	2,047,224
Fund shares redeemed	1,476,851	118,076
Investment management fees	125,961	50,343
Distribution fees	125,483	48,319
Distributions payable	188,209	55,701
Accrued expenses	29,485	26,329

Total liabilities	10,710,423	10,780,126

Net assets	$439,427,716	$174,598,993

Summary of Net Assets:
Capital stock and paid-in-capital	$451,220,306	$218,340,456
Undistributed (distributions in excess of) net investment income	166,541	30,835
Accumulated net realized gain (loss)	(27,964,687)	(43,451,940)
Unrealized appreciation (depreciation) of investments	16,005,556	(320,358)

Net assets	$439,427,716	$174,598,993

Shares authorized	650,000,000	19,300,000,000

Par value	$0.001	$0.0001

Class A: Net asset value per share	$8.53	$9.33

Maximum offering price per share	$8.93	$9.77

Shares outstanding	24,572,885	11,885,823

Net Assets	$209,536,149	$110,951,671

Class B: Net asset value per share	$8.52	$9.25

Shares outstanding	342,802	123,879

Net Assets	$2,920,825	$1,145,317

Class C: Net asset value per share	$8.53	$9.28

Shares outstanding	11,358,022	3,194,234

Net Assets	$96,915,264	$29,636,044

Class I: Net asset value per share	$8.54	$9.36

Shares outstanding	15,221,071	1,438,496

Net Assets	$130,055,478	$13,460,987

Class Y: Net asset value per share	$—	$9.31

Shares outstanding	—	2,084,909

Net Assets	$—	$19,404,974

Cost of investments	$417,329,098	$165,391,538

The accompanying notes are an integral part of these financial statements.

24

Hartford Funds – Tax-Exempt Fixed Income Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund
Investment Income:
Dividends	$229	$—
Interest	7,357,390	3,197,884

Total investment income, net	7,357,619	3,197,884

Expenses:
Investment management fees	1,138,919	446,853
Transfer agent fees
Class A	35,231	29,930
Class B	1,590	865
Class C	22,379	7,458
Class I	28,450	5,326
Class Y	—	160
Distribution fees
Class A	251,611	140,605
Class B	15,515	6,357
Class C	471,856	152,210
Custodian fees	969	4,662
Registration and filing fees	42,447	70,406
Accounting services fees	37,276	14,300
Board of Directors’ fees	4,562	2,876
Audit fees	6,248	5,950
Other expenses	23,153	13,295

Total expenses (before waivers and fees paid indirectly)	2,080,206	901,253
Management fee waivers	(156,077)	(113,834)

Total waivers and fees paid indirectly	(156,077)	(113,834)

Total expenses, net	1,924,129	787,419

Net Investment Income (Loss)	5,433,490	2,410,465

Net Realized Gain (Loss) on Investments and Other Financial Instruments:
Net realized gain (loss) on investments	967,545	1,804,582
Net realized gain (loss) on swap contracts	—	(1,302,536)

Net Realized Gain (Loss) on Investments and Other Financial Instruments	967,545	502,046

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(1,875,364)	(1,874,474)
Net unrealized appreciation (depreciation) of future contracts	359,305	—
Net unrealized appreciation (depreciation) of swap contracts	—	(1,891,759)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(568)	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(1,516,627)	(3,766,233)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(549,082)	(3,264,187)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,884,408	$(853,722)

The accompanying notes are an integral part of these financial statements.

25

Hartford Funds – Tax-Exempt Fixed Income Funds

Statements of Changes in Net Assets

	The Hartford Municipal Opportunities Fund		The Hartford Municipal Real Return Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$5,433,490	$9,511,418	$2,410,465	$5,063,745
Net realized gain (loss) on investments and other financial instruments	967,545	2,243,064	502,046	(584,902)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(1,516,627)	9,378,453	(3,766,233)	4,718,111

Net Increase (Decrease) in Net Assets Resulting from Operations	4,884,408	21,132,935	(853,722)	9,196,954

Distributions to Shareholders:
From net investment income
Class A	(2,730,997)	(4,986,696)	(1,586,029)	(3,209,040)
Class B	(30,493)	(82,801)	(13,283)	(40,257)
Class C	(926,528)	(1,949,160)	(317,356)	(727,521)
Class I	(1,711,629)	(2,442,376)	(227,249)	(383,757)
Class Y	—	—	(303,960)	(676,771)

Total distributions	(5,399,647)	(9,461,033)	(2,447,877)	(5,037,346)

Capital Share Transactions:
Sold	90,009,309	165,908,672	20,111,083	40,073,031
Issued on reinvestment of distributions	4,423,685	7,881,709	2,109,611	4,461,510
Redeemed	(43,755,004)	(100,015,364)	(31,419,080)	(61,122,925)

Net increase (decrease) from capital share transactions	50,677,990	73,775,017	(9,198,386)	(16,588,384)

Net Increase (Decrease) in Net Assets	50,162,751	85,446,919	(12,499,985)	(12,428,776)

Net Assets:
Beginning of period	389,264,965	303,818,046	187,098,978	199,527,754

End of period	$439,427,716	$389,264,965	$174,598,993	$187,098,978

Undistributed (distributions in excess of) net investment income	$166,541	$132,698	$30,835	$68,247

The accompanying notes are an integral part of these financial statements.

26

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements

April 30, 2015 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies” and each a “Company”) each is an open-end management investment company comprised of forty-two and four series, respectively as of April 30, 2015. The financial statements for certain series of the Companies are presented in separate reports. The following series (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Municipal Real Return Fund (the “Municipal Real Return Fund”)

Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, Financial Services – Investment Companies.

The Municipal Opportunities Fund offers Class A, Class B, Class C and Class I. The Municipal Real Return Fund offers Class A, Class B, Class C, Class I and Class Y. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the investment as determined in good faith under

27

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

policies and procedures established by and under the supervision of each Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that each Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which each Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by each Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Funds may use fair valuation in regard to fixed income investments when the Funds hold defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by each Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing

28

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include each Company’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of each Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, each Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s subadviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2 (a)). The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of the Funds’ shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by each Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, dividends and/or distributions from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

3.	Securities and Other Investments:

a)

Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were

29

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by each Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2015.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedules of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Swap Contracts – Certain Funds may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

30

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces a Fund’s exposure to counterparty risk. A Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

b)	Futures Contracts – The Funds may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, the Funds seek to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2015.

c)	Additional Derivative Instrument Information:

Municipal Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$359,305	$—	$—	$—	$—	$—	$359,305

Total	$359,305	$—	$—	$—	$—	$—	$359,305

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$359,305	$—	$—	$—	$—	$—	$359,305

Total	$359,305	$—	$—	$—	$—	$—	$359,305

31

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Municipal Real Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on OTC swap contracts	$45,271	$—	$—	$—	$—	$—	$45,271

Total	$45,271	$—	$—	$—	$—	$—	$45,271

Liabilities:
Unrealized depreciation on OTC swap contracts	$8,434,134	$—	$—	$—	$—	$—	$8,434,134

Total	$8,434,134	$—	$—	$—	$—	$—	$8,434,134

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(1,302,536)	$—	$—	$—	$—	$—	$(1,302,536)

Total	$(1,302,536)	$—	$—	$—	$—	$—	$(1,302,536)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$(1,891,759)	$—	$—	$—	$—	$—	$(1,891,759)

Total	$(1,891,759)	$—	$—	$—	$—	$—	$(1,891,759)

d)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Funds’ custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of the Funds, or liabilities or payment obligations of the clearing brokers to the Funds, against any liabilities or payment obligations of the Funds to the clearing brokers. The Funds are required to deposit financial collateral (including cash collateral) at the Funds’ custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, if any, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2015:

Municipal Real Return Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Swap contracts	45,271	(8,434,134)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	45,271	(8,434,134)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	45,271	(8,434,134)

32

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Municipal Real Return Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Barclays	5,902	(5,902)	—	—	—
BNP Paribas Securities Services	23,988	(23,988)	—	—	—
Deutsche Bank Securities, Inc.	1,457	(1,457)	—	—	—
JP Morgan Chase & Co.	13,924	(13,924)	—	—	—

Total	45,271	(45,271)	—	—	—

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(450,258)	—	—	260,000	(190,258)
Barclays	(2,124,297)	5,902	—	2,118,395	—
BNP Paribas Securities Services	(80,981)	23,988	—	—	(56,993)
Citibank NA	(92,967)	—	—	—	(92,967)
Deutsche Bank Securities, Inc.	(358,727)	1,457	—	357,270	—
JP Morgan Chase & Co.	(2,404,117)	13,924	—	2,390,193	—
Morgan Stanley	(127,269)	—	—	127,269	—
UBS AG	(2,795,518)	—	—	2,795,518	—

Total	(8,434,134)	45,271	—	8,048,645	(340,218)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Each Fund’s investments expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders.

33

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2014 and October 31, 2013 are as follows (as adjusted for dividends payable, if applicable):

Fund	Tax Exempt Income for the Year Ended October 31, 2014	Ordinary Income for the Year Ended October 31, 2014	Tax Exempt Income for the Year Ended October 31, 2013	Ordinary Income for the Year Ended October 31, 2013
Municipal Opportunities Fund	$9,362,323	$72,719	$11,647,489	$67,786
Municipal Real Return Fund	$5,041,336	$2,592	$5,666,286	$—

As of October 31, 2014, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Municipal Opportunities Fund	$278,600	$(28,932,232)	$17,522,183	$(11,131,449)
Municipal Real Return Fund	$112,582	$(43,953,986)	$3,445,875	$(40,395,529)

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended April 30, 2015, the Funds had no reclassifications.

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

34

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

At October 31, 2014 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration				Unlimited Long-Term Capital Loss Carryforward
Fund	2016	2017	2018	2019
Municipal Opportunities Fund	$—	$12,265,503	$6,120,720	$10,546,009	$—
Municipal Real Return Fund	$18,856,445	$16,621,393	$6,087,643	$1,653,837	$734,668

As a result of mergers in The Hartford Municipal Real Return Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2014, the Municipal Real Return Fund utilized $149,766 of post RIC modernization capital loss carryforwards and Municipal Opportunities Fund utilized $2,243,064 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – Under provisions set forth by U.S. GAAP, the Adviser reviews each Fund’s tax positions for all open tax years. As of October 31, 2014, the Adviser had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax benefits relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with each Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Management Fee Rates
Municipal Opportunities Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Municipal Real Return Fund	0.50% on first $500 million and;
0.45% on next $500 million and;
0.44% on next $1.5 billion and;
0.43% on next $2.5 billion and;
0.42% on next $5 billion and;
0.41% over $10 billion

35

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Accounting Services Fee Rates
Municipal Opportunities Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Municipal Real Return Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2015, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 29, 2016 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class Y
Municipal Opportunities Fund	0.69%	1.44%	1.44%	0.44%	N/A
Municipal Real Return Fund	0.69%	1.44%	1.44%	0.44%	0.44%

From November 1, 2014 through February 28, 2015, the investment manager contractually limited the total operating expenses of the following funds, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class Y
Municipal Opportunities Fund	0.90%	1.65%	1.65%	0.65%	N/A
Municipal Real Return Fund	0.85%	1.60%	1.60%	0.60%	0.60%

d)	Distribution and Service Plan for Class A, B and C Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of the Funds. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2015, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Load Sales Charges	Contingent Deferred Sales Charges
Municipal Opportunities Fund	$351,744	$2,837
Municipal Real Return Fund	130,389	1,930

e)

Other Related Party Transactions – Certain officers of the Funds are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2015, a portion of the Funds’ Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to the Funds. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based

36

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations

Municipal Opportunities Fund	$104,849,458	$51,517,263
Municipal Real Return Fund	$26,607,209	$39,162,161

	Cost of Purchases Including U.S. Government Obligations	Sales Proceeds Including U.S. Government Obligations
Municipal Opportunities Fund	$—	$—
Municipal Real Return Fund	$—	$—

	Total Cost of Purchases	Total Sales Proceeds
Municipal Opportunities Fund	$104,849,458	$51,517,263
Municipal Real Return Fund	$26,607,209	$39,162,161

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2015, and the year ended October 31, 2014:

Municipal Opportunities Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,269,744	$36,598,941	9,411,693	$79,052,562
Shares Issued for Reinvested Dividends	288,728	2,475,212	546,686	4,576,431
Shares Redeemed	(2,554,097)	(21,867,459)	(6,068,228)	(50,732,364)
Shares converted (from) Class B into Class A	—	—	816	6,782

Net Increase (Decrease)	2,004,375	17,206,694	3,890,967	32,903,411

Class B
Shares Sold	9,750	$83,922	6,605	$55,424
Shares Issued for Reinvested Dividends	2,755	23,598	7,655	63,892
Shares Redeemed	(46,916)	(402,236)	(141,778)	(1,179,527)
Shares converted (from) Class B into Class A	—	—	(816)	(6,782)

Net Increase (Decrease)	(34,411)	(294,716)	(128,334)	(1,066,993)

37

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	1,520,136	$13,050,178	2,441,067	$20,487,206
Shares Issued for Reinvested Dividends	89,255	765,500	191,265	1,600,816
Shares Redeemed	(931,688)	(8,002,215)	(2,489,065)	(20,731,107)

Net Increase (Decrease)	677,703	5,813,463	143,267	1,356,915

Class I
Shares Sold	4,685,227	$40,276,268	7,905,472	$66,313,480
Shares Issued for Reinvested Dividends	134,966	1,159,375	195,316	1,640,570
Shares Redeemed	(1,571,160)	(13,483,094)	(3,278,613)	(27,372,366)

Net Increase (Decrease)	3,249,033	27,952,549	4,822,175	40,581,684

Total Net Increase (Decrease)	5,896,700	$50,677,990	8,728,075	$73,775,017

Municipal Real Return Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,407,770	$13,214,531	2,426,699	$22,922,294
Shares Issued for Reinvested Dividends	150,630	1,412,665	317,370	2,988,751
Shares Redeemed	(1,874,789)	(17,577,813)	(3,921,484)	(36,602,552)
Shares converted (from) Class B into Class A	992	9,280	6,274	58,966

Net Increase (Decrease)	(315,397)	(2,941,337)	(1,171,141)	(10,632,541)

Class B
Shares Sold	4,512	$41,783	399	$3,672
Shares Issued for Reinvested Dividends	1,365	12,687	4,127	38,486
Shares Redeemed	(39,964)	(371,850)	(77,983)	(727,552)
Shares converted (from) Class B into Class A	(1,001)	(9,280)	(6,274)	(58,966)

Net Increase (Decrease)	(35,088)	(326,660)	(79,731)	(744,360)

Class C
Shares Sold	293,464	$2,738,840	335,006	$3,143,215
Shares Issued for Reinvested Dividends	25,235	235,262	56,403	527,991
Shares Redeemed	(514,285)	(4,793,170)	(1,143,070)	(10,642,005)

Net Increase (Decrease)	(195,586)	(1,819,068)	(751,661)	(6,970,799)

Class I
Shares Sold	431,337	$4,048,024	1,465,588	$13,967,717
Shares Issued for Reinvested Dividends	21,162	199,046	35,945	340,242
Shares Redeemed	(765,033)	(7,187,182)	(1,125,206)	(10,595,529)

Net Increase (Decrease)	(312,534)	(2,940,112)	376,327	3,712,430

Class Y
Shares Sold	7,287	$67,905	3,898	$36,133
Shares Issued for Reinvested Dividends	26,726	249,951	60,266	566,040
Shares Redeemed	(158,913)	(1,489,065)	(272,927)	(2,555,287)

Net Increase (Decrease)	(124,900)	(1,171,209)	(208,763)	(1,953,114)

Total Net Increase (Decrease)	(983,505)	$(9,198,386)	(1,834,969)	$(16,588,384)

38

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

10.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2015, neither of the Funds had borrowings under this facility.

11.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. Discovery is ongoing. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

12.	Indemnifications:

Under the Company’s organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, each Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

39

Hartford Funds – Tax-Exempt Fixed Income Funds

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Municipal Opportunities Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$8.53	$0.12	$(0.01)	$0.11	$(0.11)	$—	$—	$(0.11)	$8.53	1.24	%(4)	$209,536	0.89	%(5)	0.82	%(5)	2.73	%(5)	13%
B	8.53	0.08	(0.01)	0.07	(0.08)	—	—	(0.08)	8.52	0.74	(4)	2,921	1.71	(5)	1.58	(5)	1.97	(5)	13
C	8.54	0.08	(0.01)	0.07	(0.08)	—	—	(0.08)	8.53	0.86	(4)	96,915	1.65	(5)	1.58	(5)	1.97	(5)	13
I	8.55	0.13	(0.02)	0.11	(0.12)	—	—	(0.12)	8.54	1.36	(4)	130,055	0.66	(5)	0.57	(5)	2.99	(5)	13

For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$—	$—	$(0.26)	$8.53	6.70%		$192,531	0.90%		0.85%		3.03%		29%
B	8.23	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.53	6.04		3,216	1.72		1.60		2.30		29
C	8.24	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.54	6.03		91,177	1.66		1.60		2.29		29
I	8.25	0.27	0.31	0.58	(0.28)	—	—	(0.28)	8.55	7.08		102,341	0.65		0.60		3.26		29

For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)	$8.24	(1.58)%		$153,818	0.91%		0.91	%(6)	3.35%		37%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.23	(2.44)		4,161	1.72		1.66	(6)	2.60		37
C	8.67	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.24	(2.44)		86,844	1.66		1.66	(6)	2.60		37
I	8.68	0.31	(0.43)	(0.12)	(0.31)	—	—	(0.31)	8.25	(1.45)		58,996	0.66		0.66	(6)	3.60		37

For the Year Ended October 31, 2012(7)
A	$8.01	$0.34	$0.65	$0.99	$(0.34)	$—	$—	$(0.34)	$8.66	12.58%		$202,931	0.91%		0.91	%(6)	4.05%		51%
B	8.01	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.66	11.75		5,597	1.72		1.66	(6)	3.32		51
C	8.02	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.67	11.73		117,699	1.67		1.66	(6)	3.31		51
I	8.03	0.36	0.65	1.01	(0.36)	—	—	(0.36)	8.68	12.83		78,183	0.67		0.66	(6)	4.31		51

For the Year Ended October 31, 2011(7)
A	$8.47	$0.44	$(0.46)	$(0.02)	$(0.44)	$—	$—	$(0.44)	$8.01	0.03%		$177,569	0.94%		0.93	%(6)	5.58%		41%
B	8.47	0.38	(0.46)	(0.08)	(0.38)	—	—	(0.38)	8.01	(0.72)		5,739	1.75		1.68	(6)	4.84		41
C	8.48	0.38	(0.46)	(0.08)	(0.38)	—	—	(0.38)	8.02	(0.72)		103,439	1.70		1.68	(6)	4.83		41
I	8.49	0.46	(0.46)	—	(0.46)	—	—	(0.46)	8.03	0.28		69,575	0.70		0.68	(6)	5.82		41

For the Year Ended October 31, 2010(7)
A	$8.02	$0.45	$0.45	$0.90	$(0.45)	$—	$—	$(0.45)	$8.47	11.56%		$238,332	0.92%		0.92	%(8)	5.49%		15%
B	8.01	0.38	0.47	0.85	(0.39)	—	—	(0.39)	8.47	10.82		7,475	1.72		1.72	(8)	4.68		15
C	8.02	0.39	0.46	0.85	(0.39)	—	—	(0.39)	8.48	10.85		128,723	1.68		1.68	(8)	4.72		15
I	8.03	0.47	0.46	0.93	(0.47)	—	—	(0.47)	8.49	11.93		81,795	0.68		0.68	(8)	5.72		15

The accompanying notes are an integral part of these financial statements.

40

Hartford Funds – Tax-Exempt Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Municipal Real Return Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$9.50	$0.13	$(0.17)	$(0.04)	$(0.13)	$—	$—	$(0.13)	$9.33	(0.41	)%(4)	$110,952	0.93	%(5)	0.80	%(5)	2.78	%(5)	15%
B	9.41	0.09	(0.15)	(0.06)	(0.10)	—	—	(0.10)	9.25	(0.67	)(4)	1,145	1.76	(5)	1.55	(5)	2.03	(5)	15
C	9.45	0.09	(0.16)	(0.07)	(0.10)	—	—	(0.10)	9.28	(0.78	)(4)	29,636	1.67	(5)	1.55	(5)	2.03	(5)	15
I	9.53	0.14	(0.17)	(0.03)	(0.14)	—	—	(0.14)	9.36	(0.28	)(4)	13,461	0.70	(5)	0.55	(5)	3.03	(5)	15
Y	9.48	0.14	(0.17)	(0.03)	(0.14)	—	—	(0.14)	9.31	(0.28	)(4)	19,405	0.63	(5)	0.55	(5)	3.03	(5)	15

For the Year Ended October 31, 2014
A	$9.27	$0.27	$0.23	$0.50	$(0.27)	$—	$—	$(0.27)	$9.50	5.46%		$115,957	0.90%		0.85%		2.89%		31%
B	9.19	0.20	0.22	0.42	(0.20)	—	—	(0.20)	9.41	4.62		1,497	1.73		1.60		2.15		31
C	9.22	0.20	0.23	0.43	(0.20)	—	—	(0.20)	9.45	4.71		32,022	1.64		1.60		2.14		31
I	9.29	0.29	0.25	0.54	(0.30)	—	—	(0.30)	9.53	5.82		16,682	0.66		0.60		3.12		31
Y	9.25	0.29	0.23	0.52	(0.29)	—	—	(0.29)	9.48	5.74		20,941	0.60		0.60		3.14		31

For the Year Ended October 31, 2013
A	$9.73	$0.24	$(0.46)	$(0.22)	$(0.24)	$—	$—	$(0.24)	$9.27	(2.30)%		$124,008	0.88%		0.85%		2.51%		20%
B	9.65	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.19	(3.05)		2,194	1.71		1.60		1.76		20
C	9.68	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.22	(3.05)		38,185	1.62		1.60		1.76		20
I	9.75	0.26	(0.46)	(0.20)	(0.26)	—	—	(0.26)	9.29	(2.05)		12,776	0.64		0.60		2.75		20
Y	9.70	0.26	(0.44)	(0.18)	(0.27)	—	—	(0.27)	9.25	(1.94)		22,365	0.58		0.58		2.78		20

For the Year Ended October 31, 2012
A	$9.20	$0.27	$0.54	$0.81	$(0.28)	$—	$—	$(0.28)	$9.73	8.87%		$157,918	0.88%		0.85%		2.89%		61%
B	9.13	0.21	0.52	0.73	(0.21)	—	—	(0.21)	9.65	8.03		3,497	1.68		1.60		2.18		61
C	9.15	0.20	0.54	0.74	(0.21)	—	—	(0.21)	9.68	8.11		49,791	1.62		1.60		2.13		61
I	9.22	0.29	0.54	0.83	(0.30)	—	—	(0.30)	9.75	9.12		20,061	0.64		0.60		3.07		61
Y	9.18	0.30	0.52	0.82	(0.30)	—	—	(0.30)	9.70	9.08		27,549	0.58		0.58		3.18		61

For the Year Ended October 31, 2011(7)
A(9)	$9.50	$0.41	$(0.30)	$0.11	$(0.41)	$—	$—	$(0.41)	$9.20	1.28%		$137,766	0.90%		0.85%		4.52%		29%
B	9.43	0.34	(0.30)	0.04	(0.34)	—	—	(0.34)	9.13	0.54		4,565	1.70		1.60		3.75		29
C	9.46	0.34	(0.31)	0.03	(0.34)	—	—	(0.34)	9.15	0.43		43,214	1.64		1.60		3.72		29
I	9.52	0.43	(0.30)	0.13	(0.43)	—	—	(0.43)	9.22	1.53		10,671	0.64		0.60		4.71		29
Y	9.48	0.43	(0.30)	0.13	(0.43)	—	—	(0.43)	9.18	1.54		29,686	0.60		0.60		4.73		29

For the Year Ended October 31, 2010(7)
A	$9.11	$0.43	$0.40	$0.83	$(0.44)	$—	$—	$(0.44)	$9.50	9.26%		$156,092	0.86%		0.85%		4.69%		19%
B	9.04	0.36	0.40	0.76	(0.37)	—	—	(0.37)	9.43	8.53		7,376	1.67		1.60		3.94		19
C	9.07	0.36	0.40	0.76	(0.37)	—	—	(0.37)	9.46	8.50		47,918	1.62		1.60		3.94		19
I	9.13	0.46	0.39	0.85	(0.46)	—	—	(0.46)	9.52	9.52		8,343	0.62		0.60		4.93		19
Y	9.09	0.46	0.39	0.85	(0.46)	—	—	(0.46)	9.48	9.59		33,050	0.57		0.57		4.97		19

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.65%, 1.65% and 0.65% for Class A, Class B, Class C and Class I, respectively.
(7)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(8)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.70%, 1.66% and 0.66% for Class A, Class B, Class C and Class I, respectively.
(9)	Class L was merged into Class A on August 5, 2011.

The accompanying notes are an integral part of these financial statements.

41

Hartford Funds – Tax-Exempt Fixed Income Funds

Directors and Officers (Unaudited)

The Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies”) appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Board of Directors of the companies (the “Directors”). Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. (“The Hartford”) are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and one of the Company’s Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment Funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corp. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College.

42

Hartford Funds – Tax-Exempt Fixed Income Funds

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as the Treasurer of HFMG. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund and the Retail Funds from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

43

Hartford Funds – Tax-Exempt Fixed Income Funds

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Funds’ Form N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44

Hartford Funds – Tax-Exempt Fixed Income Funds

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2014 through April 30, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Hartford Municipal Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,012.40	$4.09	$1,000.00	$1,020.73	$4.11	0.82%	181	365
Class B	$1,000.00	$1,007.40	$7.86	$1,000.00	$1,016.96	$7.90	1.58%	181	365
Class C	$1,000.00	$1,008.60	$7.87	$1,000.00	$1,016.96	$7.90	1.58%	181	365
Class I	$1,000.00	$1,013.60	$2.85	$1,000.00	$1,021.97	$2.86	0.57%	181	365

The Hartford Municipal Real Return Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$995.90	$3.96	$1,000.00	$1,020.83	$4.01	0.80%	181	365
Class B	$1,000.00	$993.30	$7.66	$1,000.00	$1,017.11	$7.75	1.55%	181	365
Class C	$1,000.00	$992.20	$7.66	$1,000.00	$1,017.11	$7.75	1.55%	181	365
Class I	$1,000.00	$997.20	$2.72	$1,000.00	$1,022.07	$2.76	0.55%	181	365
Class Y	$1,000.00	$997.20	$2.72	$1,000.00	$1,022.07	$2.76	0.55%	181	365

45

Hartford Funds – Tax-Exempt Fixed Income Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: (Municipal Real Return Fund only) Actively trading investments may result in higher costs and higher taxable income.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Inflation-Protected Securities Risk: (Municipal Real Return Fund only) The market for inflation-protected securities may be less developed or liquid, and more volatile, than other securities markets.

Junk Bond Risk: (Municipal Opportunities Fund only) Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Market, Selection and Strategy Risk: A Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, Fund could underperform its peers or lose money. There is no guarantee a Fund will achieve its stated objective.

Muni Bond Risk: Municipal securities are subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price), call risk (the risk that an investment may be redeemed early), and risks related to changes in the tax-exempt status of the securities.

46

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC

Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-TEF15 6/15 118054 Printed in U.S.A.	hartfordfunds.com

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

The now six-year-old bull market in equities continued through the six months ended April 30, 2015, the period of this report, after notching its sixth-consecutive calendar year of positive returns in 2014. From its financial-crisis low in March 2009, the S&P 500 Index[1] has grown more than 200%. Returns have been modest so far in 2015, with the S&P 500 Index gaining just less than 2% through April, yet the Index generally managed to stay in positive territory during the period.

A stronger U.S. dollar, a result of divergent domestic and foreign central-bank policies, and cheaper oil, due to a supply glut unmatched by demand, were market drivers during the period.

In addition, central banks around the globe continue to play an important role in influencing investor and market movement.

On the domestic front, the U.S. Federal Reserve (Fed) ended its bond-buying quantitative-easing (QE) program in late 2014. Now, investor focus is centered on Fed meetings to determine the timeline for future rate hikes, which is dependent on the rate of economic growth, employment rates, and inflation expectations. Currently, rate increases are expected to take place in late 2015. When the Fed begins to raise rates, the shift is likely to be felt by fixed-income investors in particular, as bonds are generally more sensitive to shifting rates than equities.

Though QE ended in the U.S., it is still in use overseas. The Bank of Japan ramped up their existing QE program to stimulate growth by increasing the amount of purchases in their bond-buying program. The European Central Bank started its own program of bond purchases in early 2015 to lower borrowing costs in hopes of stimulating the sluggish economies in the Eurozone. In particular, Greece remains a source of concern as it tries to negotiate its debt repayment to satisfy its creditors.

As the second half of the year approaches, the continuing role of central banks and macroeconomic events in financial markets serves as an important reminder to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Funds – Taxable Fixed Income Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Duration-Hedged Strategic Income Fund inception 11/29/2013

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return while seeking to reduce exposure to interest rate risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/15)

	6 Months[1]	1 Year	Since Inception[2]
Duration-Hedged Strategic Income A3	-1.62%	-1.94%	0.36%
Duration-Hedged Strategic Income A4	-6.05%	-6.35%	-2.85%
Duration-Hedged Strategic Income C3	-2.07%	-2.58%	-0.36%
Duration-Hedged Strategic Income C4	-3.02%	-3.51%	-0.36%
Duration-Hedged Strategic Income I3	-1.46%	-1.60%	0.67%
Duration-Hedged Strategic Income R3[3]	-1.88%	-2.36%	-0.06%
Duration-Hedged Strategic Income R4[3]	-1.73%	-2.07%	0.24%
Duration-Hedged Strategic Income R5[3]	-1.58%	-1.77%	0.53%
Duration-Hedged Strategic Income Y3	-1.53%	-1.67%	0.63%
Barclays U.S. Aggregate Bond Index	2.06%	4.46%	4.67%

[1]	Not Annualized
[2]	Inception: 11/29/2013. Cumulative returns not annualized.
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Duration-Hedged Strategic Income Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Duration-Hedged Strategic Income	Class A	1.15%	2.40%
Duration-Hedged Strategic Income	Class C	1.90%	3.08%
Duration-Hedged Strategic Income	Class I	0.90%	2.15%
Duration-Hedged Strategic Income	Class R3	1.45%	2.85%
Duration-Hedged Strategic Income	Class R4	1.15%	2.55%
Duration-Hedged Strategic Income	Class R5	0.85%	2.25%
Duration-Hedged Strategic Income	Class Y	0.75%	2.15%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of the Hartford Duration-Hedged Strategic Income Fund returned -1.62%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.06% for the same period. The Fund also underperformed the 1.14% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to extraordinary measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy suffered a weather-induced setback during the first quarter of 2015, while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter of 2015. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

3

Hartford Duration-Hedged Strategic Income Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Absolute returns across the major fixed income sectors were positive as the decline in government bond yields offset the credit-spread widening in certain sectors such as high yield and emerging markets. However, credit-sensitive sectors generally underperformed duration-equivalent government bonds.

Consistent with the Fund’s objective to provide current income and long-term total return while seeking to reduce exposure to interest rate risk, we continued to position the Fund with an overweight to credit risk sectors, including high yield credit, bank loans, and emerging market debt. The Fund’s underperformance relative to the Barclays U.S. Aggregate Bond Index during the period was largely driven by the Fund’s low structural duration relative to the benchmark as rates declined over the period, as well an allocation to emerging markets local debt (EMD) and developed non-U.S. dollar debt, which detracted from results relative to the Barclays U.S. Aggregate Bond Index. Emerging markets exhibited very mixed performance during the period with U.S. dollar-denominated sovereign and corporate credit outperforming local debt markets. Local debt continued to lag as emerging market currencies depreciated against the U.S. dollar over the period. The Fund’s allocation to high yield credit, specifically within Industrials, also detracted from returns relative to the Barclays U.S. Aggregate Bond Index over the period. An out-of-benchmark allocation to bank loans, emphasizing the high and middle quality portions of the market, was based on strong credit fundamentals and reasonable valuations. The bank loan sector generated strong performance for the period and our positioning contributed significantly to benchmark-relative returns. An overweight to commercial mortgage backed (CMBS) securities and an out-of-

benchmark allocation to non-agency mortgage backed securities (MBS) also contributed positively to the Fund’s performance relative to the Barclays U.S. Aggregate Bond Index over the period.

We tactically managed exposures to investment grade and high yield credit through credit default swap index exposure, which detracted from overall performance.

What is the outlook?

We believe that U.S. economic growth prospects remain favorable and that capacity constraints will pressure inflation higher. We are maintaining a moderately pro-cyclical risk stance in credit markets based on supportive monetary policy, positive credit fundamentals, and what we consider to be attractive valuations. We continue to maintain a positive outlook on global high yield based on what we consider to be generally solid fundamentals, a supportive U.S. macroeconomic environment, and appealing valuations. Within bank loans, we believe that overall credit fundamentals remain strong and that collateralized loan obligation issuance will support loan demand.

At the end of the period, we maintained a structural emphasis on higher income-producing sectors such as bank loans, EMD, non-agency MBS, CMBS, and high yield. We continue to expect economic growth and increasing inflation expectations to put upward pressure on interest rates and have positioned the portfolio with a neutral duration relative to the duration-hedged benchmark at the end of the period. At the end of the period, the Fund’s effective duration was 0.14 years.

4

The Hartford Emerging Markets Local Debt Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	Since Inception[2]
Emerging Markets Local Debt A3	-7.09%	-8.44%	-1.13%
Emerging Markets Local Debt A4	-11.27%	-12.56%	-2.28%
Emerging Markets Local Debt C3	-7.47%	-9.14%	-1.88%
Emerging Markets Local Debt C4	-8.37%	-10.02%	-1.88%
Emerging Markets Local Debt I3	-6.99%	-8.30%	-0.92%
Emerging Markets Local Debt R3[3]	-7.24%	-8.71%	-1.46%
Emerging Markets Local Debt R4[3]	-7.10%	-8.44%	-1.17%
Emerging Markets Local Debt R5[3]	-6.96%	-8.26%	-0.87%
Emerging Markets Local Debt Y3	-6.96%	-8.14%	-0.90%
JP Morgan GBI Emerging Markets Global Diversified Index	-8.24%	-9.35%	-2.26%

[1]	Not Annualized
[2]	Inception: 05/31/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

5

The Hartford Emerging Markets Local Debt Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Emerging Markets Local Debt	Class A	1.25%	1.47%
Emerging Markets Local Debt	Class C	2.00%	2.23%
Emerging Markets Local Debt	Class I	1.00%	1.19%
Emerging Markets Local Debt	Class R3	1.55%	1.81%
Emerging Markets Local Debt	Class R4	1.25%	1.51%
Emerging Markets Local Debt	Class R5	0.95%	1.20%
Emerging Markets Local Debt	Class Y	0.90%	1.11%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund’s gross expenses. Certain contractual waivers/reimbursements remain in effect until February 29, 2016. Other contractual waivers/reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

James W. Valone, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Tieu-Bich Nguyen, CFA

Senior Managing Director and Fixed Income Credit Analyst

Wellington Management Company LLP

Evan J. Ouellette

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael T. Henry

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned -7.09%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index, which returned -8.24% for the same period. The Fund underperformed the -6.34% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance. “Emerging Market” is defined by a country’s GNP per capita or other economic measures.

Why did the Fund perform this way?

Performance across the emerging markets fixed income sectors was mixed over the period. Local markets debt underperformed external sovereign debt during the period, with the JP Morgan GBI Emerging Markets Global Diversified Index generating total returns of -8.24%. Depreciation of emerging markets (EM) currencies versus the U.S. dollar was the main driver of negative performance during the period. The U.S. dollar continued its rally versus EM currencies driven by expectations that the U.S. Federal Reserve (Fed) would raise interest rates some time this year. A decline in commodity prices put pressure on commodity exporting countries; however, a partial rebound in the prices later in the period eased those pressures. The Euro area showed promising signs of an economic rebound, while the European Central Bank (ECB) embarked on a quantitative easing program which aims to expand its balance sheet by €60 billion per month. Greece remained in the center of attention as the country continues negotiations with its lenders and investors to assess possible effects of a potential Greek exit from the Eurozone. From a country perspective, Thailand, Philippines, and Indonesia were the best performers in the Index while Turkey, Brazil, and Nigeria lagged.

Emerging market corporate debt finished the period with a return of 1.92% as measured by the JP Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified Index. Credit spreads widened by 0.39% to 3.39% by the end of the period.

Within the Fund, during the period, currency effect and duration strategies contributed positively to performance relative to the JP Morgan Government Bond Index – Emerging Markets Global

6

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Diversified Index, while security selection detracted from overall performance. Currency positioning was the main driver of positive relative performance during the period. The Fund’s structural allocation to corporate bonds had a negative impact on relative performance as generally speaking corporate bonds underperformed the local rates component of the Emerging Markets Global Diversified Index. Within the corporate bond holdings in the Fund, security selection versus the broad EM corporate market (JP Morgan CEMBI Broad Diversified Index) detracted from results outweighing the positive contribution from country allocation strategies.

In Russia, both an underweight duration exposure earlier in the period and security selection with an allocation to external sovereign debt contributed to overall performance. Our short position in the Euro, which reflects our view that the currency is likely to remain under pressure as a result of the ECB’s quantitative easing program, proved favorable. Additionally, this short position serves as a hedge against some of our Eastern European currency exposure. In Turkey, an underweight duration exposure and an underweight exposure to the Turkish lira contributed to overall performance.

In contrast, security selection in Mexico with an underweight exposure to long-dated nominal local sovereign debt as well as exposure to mid-dated external corporate debt in the oil and gas sector hurt performance relative to the the JP Morgan GBI Emerging Markets Global Diversified Index. In Indonesia, an underweight duration exposure earlier in the period and security selection with an underweight exposure to the long end of the local sovereign curve detracted from results. We increased exposure to local sovereign debt in Indonesia and moved close to neutral positioning due to slowing credit, slowing domestic demand and easing inflation pressures. In Brazil, security selection with exposure to select mid-dated external corporate issues detracted from overall performance outweighing the marginally positive contribution from overweight duration exposure. Given the tightening of macro policies and weak economic outlook, we expect inflation to begin to trend down over the medium/long term. Valuation remains compelling given the cyclical outlook, overall policy tightening, and large output gap.

Our interest rate and credit positioning is primarily implemented through cash bond positions and derivatives such as interest rate and total return swaps and credit default swap contracts, and interest rate futures. We use local currency denominated cash bonds, currency forwards (deliverable and non-deliverable), and currency options to express our views on currency. Overall, our positioning implemented via derivatives detracted from relative performance during the period.

What is the outlook?

While multiple cross currents continue to face the emerging markets debt asset class, we find reasons to be cautiously optimistic on the outlook for the sector. For the first time in a long while, we are seeing early signs of a synchronized growth recovery in the major developed market economies. While recent U.S. data has surprised on the downside, we believe that this decline is temporary and that more constructive readings on consumer confidence point to stronger growth ahead. At the same time, the ECB quantitative easing program seems to be coinciding with a moderate cyclical recovery in Europe as well. While the signs in Japan are more muted, the trend there also appears to be toward recovery. Over time this should be favorable for EM export demand and, ultimately, EM growth.

Turning to emerging local debt markets specifically, we are increasingly constructive on both local interest rates and currencies. Starting with rates – cyclical trends, broadly speaking, appear supportive of further rate declines. Decelerating domestic growth and relatively tame inflation are giving a number of EM central banks the room to provide monetary stimulus. In particular, we ended the period overweight duration in Colombia to take advantage of what we view as favorable cyclical dynamics. We have moved back to overweight in Russian local rates, switching out of external bonds into local bonds as the crisis situation is calming, the central bank continues to act in a sensible manner, and inflation trends are turning more favorable as the currency stabilizes. Although Brazil’s central bank continues to tighten, we believe that a combination of weak growth and fiscal tightening should lead inflation lower over the year, leaving good value in long end rates in that market. We have eliminated our short duration position in Czech Republic in recognition that growth and inflation will likely remain muted. We remain cautious in Turkey, where favorable inflation dynamics appear to be reversing while political risk is mounting. As a balance against our overall portfolio overweight to EM rates, we continued to have a short U.S. Treasury future position in the Fund at the end of the period as a tool to protect against the risk of a rising rate environment should the Fed take action later this year.

We are positioned with a pro-risk stance in EM corporates with an overweight exposure to high yield issuers where we continue finding pockets of what we believe are attractive opportunities. We are becoming more constructive on issuers in the oil and gas sector, though we have reduced exposure and moved to a market weight in Russian issuers due to a recent rally. We continue to closely monitor geopolitical and governance risks as they have profound importance to our decisions on country selection as well as positioning in the sectors such as oil and gas. Sovereign risks (Russia, Ukraine, Turkey, Argentina) have been important drivers of EMC performance over the past year. We believe valuations have become more attractive and we continue to find pockets of opportunity in individual EM corporate issuers, particularly within high yield issuers, but we are cautious on the fundamental outlook for the broad EM corporate bond sector. Technical conditions are poor from a liquidity perspective but appear to have become more manageable due to the lack of supply from Latin America and EMEA, with the absence of Russia and Brazil. Our strategy to navigate this environment is to be selective on a country and credit basis and focus on names that appear to have strong cash flows and balance sheet capacity.

7

The Hartford Floating Rate Fund inception 04/29/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Floating Rate A2	1.40%	1.96%	4.55%	4.01%
Floating Rate A3	-1.64%	-1.10%	3.92%	3.69%
Floating Rate B2	1.01%	1.06%	3.72%	3.36%	[4]
Floating Rate B3	-3.95%	-3.83%	3.38%	3.36%	[4]
Floating Rate C2	1.03%	1.21%	3.78%	3.23%
Floating Rate C3	0.04%	0.23%	3.78%	3.23%
Floating Rate I2	1.52%	2.22%	4.81%	4.25%
Floating Rate R3[2]	1.26%	1.67%	4.27%	3.83%
Floating Rate R4[2]	1.39%	1.82%	4.52%	4.02%
Floating Rate R5[2]	1.65%	2.23%	4.85%	4.24%
Floating Rate Y2	1.68%	2.30%	4.90%	4.32%
Credit Suisse Leveraged Loan Index	2.31%	3.52%	5.28%	4.83%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

8

The Hartford Floating Rate Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Floating Rate	Class A	0.96%	0.96%
Floating Rate	Class B	1.75%	1.81%
Floating Rate	Class C	1.71%	1.71%
Floating Rate	Class I	0.70%	0.70%
Floating Rate	Class R3	1.25%	1.35%
Floating Rate	Class R4	1.00%	1.05%
Floating Rate	Class R5	0.70%	0.77%
Floating Rate	Class Y	0.64%	0.64%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Floating Rate Fund returned 1.40%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 2.31% for the same period. The Fund also underperformed the 1.94% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April of 2014 pushed the country into recession during the third quarter of 2014. The U.S.

economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter of 2015. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns across the major fixed income sectors were positive as the decline in government bond yields offset the credit-spread widening in certain sectors such as high yield and emerging markets. However, credit-sensitive sectors generally underperformed duration-equivalent government bonds.

Over the trailing six months, the bank loans market returned 2.31%, as measured by the Credit Suisse Leveraged Loan index. After a challenging end to 2014 due to commodity price volatility, bank loans have rebounded in 2015, benefitting from light supply and good demand from moderate flows and strong CLO issuance.

The Fund underperformed the Credit Suisse Leveraged Loan Index, the Credit Suisse Leveraged Loan Index over the period. Underperformance was largely driven by sector allocation during the

9

The Hartford Floating Rate Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

period. With respect to sector allocations, overweight positions to the Energy and Metals & Mining sectors detracted from the Fund’s performance relative to the Credit Suisse Leveraged Loan Index. Regarding quality positioning, our overweight allocation to B-rated loans detracted from performance as single-B rated loans underperformed. An out-of-benchmark allocation to European high yield bonds and bank loans aided performance relative to the Credit Suisse Leveraged Loan Index during the period. In aggregate, security selection contributed to performance relative to the Credit Suisse Leveraged Loan Index during the period, specifically within Utilities, consumer cyclical services and Healthcare sectors, which was partially offset by weaker selection within the Energy sector.

The Fund uses derivatives moderately for risk management purposes. Over the period, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. The currency forwards contributed positively to performance relative to the Credit Suisse Leveraged Loan Index due to the strength of the U.S. dollar throughout the period.

What is the outlook?

Despite outflows of $7.1 billion from bank loan mutual funds year-to-date, issuance of collateralized loan obligations (CLOs) – a major source of bank-loan demand – continues to be robust, with $40.8 billion priced so far this year. Although we expect CLO issuance to be a continuing source of demand in the bank-loan market this year, it should be noted that the Federal Deposit Insurance Corporation (FDIC) recently approved risk-retention rules for CLO issuers, which come into force on December 24, 2016 and will require issuers to retain a 5% stake in their CLO. These new rules are likely to force the consolidation of CLO managers and potentially curb the strong issuance that we have seen during the past two years.

In aggregate, we believe bank-loan valuations are currently attractive, given our view that the default environment will remain benign over the next few years. Additionally, we believe the potential long-term benefits of owning bank loans, including diversification and their floating-rate nature, particularly given the still-low absolute yields across most fixed income sectors, will eventually reassert themselves, enhancing the relative appeal of this asset class.

Our outlook for U.S. high-yield bonds remains positive, based on what we consider to be generally solid fundamentals and appealing valuations, as well as a supportive U.S. macroeconomic environment. While acknowledging elevated shareholder-friendly activity such as mergers and acquisitions and leveraged buyouts, we do not believe this is likely to affect default rates outside the energy sector in the near to medium term. However, should low oil prices persist, we would expect default rates to pick up within the independent energy and oil field-services subsectors, given that their revenues are more directly affected by oil prices.

Over the course of 2015, we expect that the global low-interest-rate environment will support continued demand for high-yield assets from investors seeking additional income.

At the end of the period, we maintained an out of benchmark allocation to high yield credit and favored the energy, metals & mining, and packaging sectors relative to the Credit Suisse Leveraged Loan Index.

10

The Hartford Floating Rate High Income Fund inception 09/30/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	Since Inception[2]
Floating Rate High Income A3	0.70%	1.09%	6.54%
Floating Rate High Income A4	-2.32%	-1.94%	5.63%
Floating Rate High Income C3	0.33%	0.34%	5.74%
Floating Rate High Income C4	-0.64%	-0.61%	5.74%
Floating Rate High Income I3	0.83%	1.34%	6.82%
Floating Rate High Income R3[3]	0.55%	0.79%	6.16%
Floating Rate High Income R4[3]	0.70%	1.09%	6.48%
Floating Rate High Income R5[3]	0.95%	1.40%	6.80%
Floating Rate High Income Y3	0.85%	1.40%	6.80%
Credit Suisse Leveraged Loan Index	2.31%	3.52%	6.52%

[1]	Not Annualized
[2]	Inception: 09/30/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

The Hartford Floating Rate High Income Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Floating Rate High Income	Class A	1.07%	1.12%
Floating Rate High Income	Class C	1.82%	1.89%
Floating Rate High Income	Class I	0.82%	0.86%
Floating Rate High Income	Class R3	1.37%	1.50%
Floating Rate High Income	Class R4	1.07%	1.20%
Floating Rate High Income	Class R5	0.77%	0.90%
Floating Rate High Income	Class Y	0.77%	0.80%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Floating Rate High Income Fund returned 0.70%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 2.31% for the same period. The Fund also underperformed the 1.94% average return of the Lipper Loan Participation Funds peer group, a group of funds that that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April of 2014 pushed the country into recession during the third quarter of 2014. The U.S.

economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter of 2015. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns across the major fixed income sectors were positive as the decline in government bond yields offset the credit-spread widening in certain sectors such as high yield and emerging markets. However, credit-sensitive sectors generally underperformed duration-equivalent government bonds.

Over the trailing six months, the bank loans market returned 2.31%, as measured by the Credit Suisse Leveraged Loan index. After a challenging end to 2014 due to commodity price volatility, bank loans have rebounded in 2015, benefiting from light supply and good demand from moderate flows and strong collateralized loan obligations (CLO) issuance.

The Fund underperformed the Credit Suisse Leveraged Loan Index over the period. Underperformance was largely driven by sector

12

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

allocation during the period. In particular, overweight positions to the Energy and Metals & Mining sectors detracted from the Fund’s performance relative to the Credit Suisse Leveraged Loan Index, as commodity prices were under pressure over the period. Regarding quality positioning, our underweight allocation to BB-rated loans detracted from performance relative to the Credit Suisse Leveraged Loan Index. Our overweight to high-yield credit also hurt performance relative to the Credit Suisse Leveraged Loan Index during the period. However, an out-of-benchmark allocation to European high yield bonds aided performance relative to the Credit Suisse Leveraged Loan Index during the period. In aggregate, security selection detracted from performance relative to the Credit Suisse Leveraged Loan Index during the period, specifically within the Energy and Consumer Products sectors, which was partially offset by positive selection in the Financial services and Utilities sectors.

The Fund uses derivatives moderately for risk management purposes. Over the period, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. The currency forwards contributed to performance relative to the Credit Suisse Leveraged Loan Index due to the strength of the U.S. dollar throughout the period.

What is the outlook?

Despite outflows of $7.1 billion from bank loan mutual funds year-to-date, issuance of CLOs – a major source of bank-loan demand – continues to be robust, with $40.8 billion priced so far this year. Although we expect CLO issuance to be a continuing source of demand in the bank-loan market this year, it should be noted that the Federal Deposit Insurance Corporation (FDIC) recently approved risk-retention rules for CLO issuers, which come into force on December 24, 2016 and will require issuers to retain a 5% stake in their CLO. These new rules are likely to force the consolidation of CLO managers and potentially curb the strong issuance that we have seen during the past two years.

In aggregate, we believe bank-loan valuations are currently attractive, given our view that the default environment will remain benign over the next few years. Additionally, we believe the potential long-term benefits of owning bank loans, including diversification and their floating-rate nature, particularly given the still-low absolute yields across most fixed income sectors, will eventually reassert themselves, enhancing the relative appeal of this asset class.

Our outlook for U.S. high-yield bonds remains positive, based on what we view as generally solid fundamentals and appealing valuations, as well as a supportive U.S. macroeconomic environment. While acknowledging elevated shareholder-friendly activity such as mergers and acquisitions and leveraged buyouts, we do not believe this is likely to affect default rates outside the Energy sector in the near to medium term. However, should low oil prices persist, we would expect default rates to pick up within the independent energy and oil field-services subsectors, given that their revenues are more directly affected by oil prices.

Over the course of 2015, we expect that the global low-interest-rate environment will support continued demand for high-yield assets from investors seeking additional income.

At the end of the period, we maintained an out-of-benchmark allocation to high yield credit and favored the Energy, Financial Services, and Gaming sectors relative to the Credit Suisse Leveraged Loan Index.

13

The Hartford High Yield Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
High Yield A2	1.15%	2.11%	7.17%	6.94%
High Yield A3	-3.40%	-2.49%	6.18%	6.45%
High Yield B2	0.65%	1.22%	6.35%	6.30%	[4]
High Yield B3	-4.29%	-3.64%	6.03%	6.30%	[4]
High Yield C2	0.78%	1.23%	6.38%	6.16%
High Yield C3	-0.21%	0.25%	6.38%	6.16%
High Yield I2	1.14%	2.22%	7.44%	7.20%
High Yield R3[2]	0.87%	1.67%	6.86%	6.75%
High Yield R4[2]	1.15%	2.11%	7.17%	7.03%
High Yield R5[2]	1.17%	2.28%	7.46%	7.25%
High Yield Y2	1.19%	2.33%	7.50%	7.32%
Barclays U.S. Corporate High Yield Bond Index	1.51%	2.58%	8.35%	8.42%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

The Hartford High Yield Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
High Yield	Class A	1.05%	1.14%
High Yield	Class B	1.80%	2.02%
High Yield	Class C	1.80%	1.83%
High Yield	Class I	0.80%	0.81%
High Yield	Class R3	1.35%	1.47%
High Yield	Class R4	1.05%	1.16%
High Yield	Class R5	0.75%	0.85%
High Yield	Class Y	0.70%	0.73%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford High Yield Fund returned 1.15%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned 1.51% for the same period. The Fund outperformed the 0.85% average return of the Lipper High Current Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult from weakening domestic demand and a slumping real estate sector. In

Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April of 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter of 2015. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

The Barclays U.S. High Yield Bond Index returned 1.51% for the six-months ended April 30, 2015 and outperformed duration equivalent treasuries by 3.84%. The Option-Adjusted Spread (OAS) of the High Yield index was 4.39% on April 30, 2015, slightly wider than six months ago (4.15%).

The primary detractor from returns relative to the Barclays U.S. Corporate High Yield Bond Index during the period was security selection within high yield. Our position in Fortescue, an Australian Iron Ore company, contributed negatively to performance relative to the Barclays U.S. Corporate High Yield Bond Index in the metal sector. Recently, the company has improved its cost structure, making Fortescue the 3rd lowest cost producer of iron ore globally. Fortescue has also cut expected capital expenditures to $650 Million for 2015, further aiding cash flow. With no significant maturities before 2019, ample liquidity, and an improved cost structure, we believe Fortescue will manage through this difficult stretch in the iron

15

The Hartford High Yield Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

ore cycle. Exposure to TXU, an electric utility company, which is in the midst of a restructuring, detracted from performance relative to the Barclays U.S. Corporate High Yield Bond Index in the Utilities sector. Our portfolio holds the more senior TXU securities in the capital structure, which we believe offer good value in most restructuring scenarios.

In terms of industry sector allocations, the Fund benefitted from being underweight Energy and overweight Technology. Over the last six months, oil price volatility has put pressure on energy issuers. Historically, energy companies have been voracious users of capital and we are concerned about the risks of financing uncertain oil exploration projects with debt. Regarding technology, we favor the sector primarily due to the bottom up ideas we are finding in the space. We see the best opportunities in software companies with strong recurring revenue streams and are more wary of hardware companies. Finally, an out-of-benchmark allocation to bank loans slightly detracted from performance. An allocation to non-U.S. bank loans also detracted during the period.

A lack of exposure to a number of issuers within the Energy sector aided performance relative to the Barclays U.S. Corporate High Yield Bond Index at the end of the period. We maintained our underweight to the sector, and have focused our exposure on names that we feel are low cost, and have good hedge positions and solid balance sheets. In the consumer products sector, an overweight to Sun Products, a North American provider of laundry detergent and other household products, contributed to relative returns. The laundry detergent industry was in the midst of a price war and Sun’s competitive response of price cuts, increased promotions, and operational cost cuts were viewed favorably by the market.

Over the period, the Fund had a small position in High Yield credit default swap index (CDX), which had a marginal impact on performance relative to the Barclays U.S. Corporate High Yield Bond Index. The Fund’s CDX position is used for liquidity purposes and for tactically adjusting the risk posture of the Fund.

What is the outlook?

Our outlook for U.S. high-yield bonds remains positive, based on what we view as generally solid fundamentals and appealing valuations, as well as a supportive U.S. macroeconomic environment. While acknowledging elevated shareholder-friendly activity such as mergers and acquisitions and leveraged buyouts, we do not believe this is likely to affect default rates outside the energy sector in the near to medium term. However, should low oil prices persist, we would expect default rates to pick up within the independent energy and oil field-services subsectors, given that their revenues are more directly affected by oil prices.

Over the course of 2015, we expect that a sustained and global low-interest-rate environment will support continued demand for high-yield assets from investors seeking additional income. The Fund ended the period most overweight the technology sector relative to the Barclays U.S. Corporate High Yield Bond Index and most underweight the Energy sector due to concerns about commodity price volatility.

16

The Hartford Inflation Plus Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Inflation Plus A2	0.24%	0.30%	2.81%	3.79%
Inflation Plus A3	-4.27%	-4.22%	1.87%	3.31%
Inflation Plus B2	-0.17%	-0.58%	2.04%	3.17%	[4]
Inflation Plus B3	-5.16%	-5.53%	1.70%	3.17%	[4]
Inflation Plus C2	-0.17%	-0.49%	2.06%	3.02%
Inflation Plus C3	-1.17%	-1.48%	2.06%	3.02%
Inflation Plus I2	0.34%	0.55%	3.08%	4.04%
Inflation Plus R3[2]	0.04%	-0.08%	2.47%	3.53%
Inflation Plus R4[2]	0.24%	0.19%	2.77%	3.78%
Inflation Plus R5[2]	0.34%	0.55%	3.07%	4.03%
Inflation Plus Y2	0.34%	0.57%	3.16%	4.11%
Barclays U.S. TIPS 1-10 Year Index	0.60%	0.98%	2.75%	3.88%
Barclays U.S. TIPS Index	1.28%	2.48%	3.96%	4.43%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.
Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

17

The Hartford Inflation Plus Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Inflation Plus	Class A	0.85%	0.92%
Inflation Plus	Class B	1.60%	1.74%
Inflation Plus	Class C	1.60%	1.63%
Inflation Plus	Class I	0.60%	0.67%
Inflation Plus	Class R3	1.20%	1.23%
Inflation Plus	Class R4	0.90%	0.92%
Inflation Plus	Class R5	0.60%	0.64%
Inflation Plus	Class Y	0.52%	0.52%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Lindsay T. Politi*

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Inflation Plus Fund returned 0.24%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmarks- the Barclays U.S. TIPS 1-10 Year Index, and the Barclays U.S. TIPS Index-which returned 0.60% and 1.28%, respectively, for the same period. The Fund underperformed the 0.25% average return of the Lipper Inflation Protected Bond Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany;

however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult, arising from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April of 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter of 2015. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009, mainly because of the steep fall in energy costs.

Global government bond prices gained over the six months as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve over the six-month period.

Absolute returns in the major fixed income sectors were mixed as the decline in government bond yields was not enough to offset the credit-spread widening in certain sectors such as high yield and emerging markets.

*	Effective May 6, 2015, Joseph P. Marvan, Senior Managing Director, Partner, and Fixed Income Portfolio Manager serves as the Fund’s portfolio manager and Ms. Politi is no longer a portfolio manager for the Fund.

18

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Much of the movement in real rates and break-even inflation rates (which can be regarded as a proxy for the market’s inflation expectations) over the period was attributable to volatility in oil prices. Over the last two months of 2014, the price of front-month crude oil contracts fell by more than 40%. Amid market uncertainty over when and at what level oil prices would stabilize, five-year inflation breakeven rates, which can be regarded as a proxy for the market’s inflation expectations, fell and short-term real rates rose causing the yield curve for Treasury Inflation Protected Securities (TIPS) to flatten over that period. In early 2015, oil prices stabilized and began to recover. Deflationary pressures abroad and weak first quarter 2015 economic indicators also contributed to the TIPS curve’s steepening by approximately as much as it flattened in late 2014, with short-term breakevens rising sharply in January and February. Ten-year breakevens were much less volatile over the period, as they tend to be less sensitive to changes in short-term inflation expectations.

Contribution to performance from bank loans was positive over the period, but our developed currency strategy detracted moderately from performance, as did our out-of-benchmark allocations, relative to the Barclays U.S. TIPS 1-10 Year Index, to Spain, Italy and Brazil inflation-linked bonds. Positioning within TIPS contributed positively to performance in late 2014 and has detracted from performance year-to-date in 2015. Throughout the period, we have been positioned with a curve flattening bias, which added to performance in November and December 2014 as the curve flattened and short-term real rates rose, and detracted in first quarter 2015 as real rates fell again and the curve steepened.

Over the period, the portfolio made use of derivatives in pursuit of both risk management and returns relative to the Barclays U.S. TIPS 1-10 Year Index. Derivatives usage included U.S. Treasury futures to manage duration, currency forwards both to hedge emerging market currency risk and as part of the developed currency strategy, and Consumer Price Index (CPI) swaps to add inflation sensitivity. Over the period, the impact of derivatives on performance was mixed. The developed currency strategy detracted moderately from performance, while currency hedges to manage currency exposure from the non-U.S. inflation linkers added to performance, partially offsetting negative currency effect in the global inflation linkers.

What is the outlook?

We believe the next few months may continue to be challenging for short-term TIPS, which are more sensitive to energy prices that drive near-term inflation expectations. Therefore we maintained our underweight on the front end of the curve at the end of the period. However, we believe that the improving U.S. labor market should begin to put upward pressure on wages. The unemployment rate continues to fall, and we believe that employers will need to begin raising wages at the margin to attract new workers, especially those who have the in-demand skills. We believe this should increasingly support core inflation, suggesting a compelling opportunity in longer-term breakeven inflation rates if oil prices remain stable. In light of this view, at the end of the period the Fund was underweight shorter maturity TIPS, which are sensitive to near term inflation expectations, while being simultaneously positioned to benefit if longer term breakeven inflation expectations rise. We now expect the Fed not to begin raising rates until this fall, given low inflation and weaker-than-expected first quarter 2015 economic indicators, but believe that interest rate markets generally incorporate these expectations into current prices. The Fund ended the period with a duration close to that of the Barclays U.S. TIPS 1-10 Year Index. The Fund continued to maintain an out-of-benchmark allocation to bank loans at the end of the period, as we believe that an improving economic environment should be supportive of corporate credit. The Fund also maintained an opportunistic out-of-benchmark exposure to emerging market inflation-linked bonds, as emerging market valuations are looking increasingly attractive to us.

19

The Hartford Quality Bond Fund inception 11/30/2012

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	Since Inception[2]
Quality Bond A3	1.81%	4.54%	2.05%
Quality Bond A4	-2.77%	-0.16%	0.12%
Quality Bond C3	1.41%	3.76%	1.28%
Quality Bond C4	0.41%	2.76%	1.28%
Quality Bond I3	2.02%	4.90%	2.34%
Quality Bond R3[3]	1.68%	4.22%	1.69%
Quality Bond R4[3]	1.80%	4.60%	2.00%
Quality Bond R5[3]	2.01%	4.86%	2.31%
Quality Bond Y3	2.03%	4.91%	2.34%
Barclays U.S. Aggregate Bond Index	2.06%	4.46%	2.03%

[1]	Not Annualized
[2]	Inception: 11/30/2012
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

20

The Hartford Quality Bond Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Quality Bond	Class A	0.95%	1.26%
Quality Bond	Class C	1.70%	2.01%
Quality Bond	Class I	0.70%	0.98%
Quality Bond	Class R3	1.25%	1.68%
Quality Bond	Class R4	0.95%	1.38%
Quality Bond	Class R5	0.65%	1.08%
Quality Bond	Class Y	0.60%	0.98%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Val Petrov, PhD, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Assistant Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Quality Bond Fund returned 1.81%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.06% for the same period. The Fund also underperformed the 2.09% average return of the Lipper U.S. Mortgage Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult, arising from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April of 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter of 2015. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

21

The Hartford Quality Bond Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Absolute returns across the major fixed income sectors were positive as the decline in government bond yields offset the credit-spread widening in certain sectors such as high yield and emerging markets. However, credit-sensitive sectors generally underperformed duration-equivalent government bonds. Mortgage backed securities (MBS), as measured by the Barclays U.S. MBS Fixed Rate Index, returned 1.93% for the period with the option adjusted spread (OAS) tightening 0.13%. In general, higher coupon MBS underperformed lower coupon MBS over the period.

The Fund underperformed the Barclays U.S. Aggregate Bond Index during the six month-period due primarily to its short duration positioning relative to the Index as interest rates declined over the period. Within mortgage backed securities (MBS), a structural overweight to agency MBS pass-throughs, and an allocation to FNMA (Fannie Mae) Delegated Underwriting and Servicing (DUS) bonds, contributed positively to relative returns over the period. An out-of-benchmark allocation to non-agency residential mortgage-backed securities (RMBS) as well as exposure to collateralized loan obligations (CLOs) within the asset backed securities (ABS) sector, also contributed to performance relative to the Barclays U.S. Aggregate Bond Index for the period. Finally, the Fund’s structural underweight to investment grade (IG) corporate credit contributed positively to performance relative to the Barclays U.S. Aggregate Bond Index as the sector lagged on an excess return basis.

During the period, the Fund used Treasury Futures to manage duration. Overall, the Fund’s short duration posture relative to the Barclays U.S. Aggregate Bond Index has been a detractor.

What is the outlook?

At the end of the period we maintained a moderate bias towards economically sensitive securities, as we believe that U.S. economic momentum remains positive. We continue to believe that the agency MBS sector represents a better risk/reward trade-off at this point in the cycle than investment grade corporates. We remain positive on the non-agency RMBS sector, supported by what we believe are attractive valuations, a normalizing housing market, and gradually expanding mortgage-credit availability. Within commercial mortgage backed securities (CMBS), fundamentals appear to remain healthy, as the sector continues to be supported by the recovering economy, a better lending environment for commercial real estate, and a manageable near-term loan-maturity schedule. As a result, we continue to maintain our overweight to the sector. We remain overweight ABS, as we are optimistic that continued economic improvement, lower energy prices, and a stronger U.S. dollar will benefit consumers, which should support the sector.

22

The Hartford Short Duration Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Short Duration A2	1.07%	1.31%	2.32%	2.87%
Short Duration A3	-0.95%	-0.72%	1.91%	2.66%
Short Duration B2	1.07%	1.40%	2.31%	2.46%	[4]
Short Duration B3	-3.93%	-3.58%	1.94%	2.46%	[4]
Short Duration C2	0.70%	0.66%	1.56%	2.10%
Short Duration C3	-0.30%	-0.33%	1.56%	2.10%
Short Duration I2	1.23%	1.61%	2.63%	3.04%
Short Duration R3[2]	0.92%	1.01%	2.19%	2.95%
Short Duration R4[2]	1.07%	1.31%	2.43%	3.07%
Short Duration R5[2]	1.22%	1.72%	2.65%	3.18%
Short Duration Y2	1.25%	1.67%	2.66%	3.18%
Barclays 1-3 Year U.S. Government/Credit Index	0.56%	1.05%	1.31%	2.89%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford Short Duration Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Short Duration	Class A	0.85%	0.91%
Short Duration	Class B	1.60%	1.76%
Short Duration	Class C	1.60%	1.60%
Short Duration	Class I	0.55%	0.55%
Short Duration	Class R3	1.15%	1.23%
Short Duration	Class R4	0.85%	0.92%
Short Duration	Class R5	0.55%	0.61%
Short Duration	Class Y	0.50%	0.50%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Short Duration Fund returned 1.07%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which returned 0.56% for the same period. The Fund also outperformed the 0.55% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April of 2014 pushed the country into recession during the third quarter of 2014.

The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns across the major fixed income sectors were positive as the decline in government bond yields offset the credit-spread widening in certain sectors such as high yield and emerging markets. However, credit-sensitive sectors generally underperformed duration-equivalent government bonds.

The Fund’s out-of-benchmark allocation to bank loans was the primary driver of outperformance relative to the Barclays 1-3 Year U.S. Government/Credit Index over the period. An overweight to investment grade corporates also contributed to outperformance relative to the Barclays 1-3 Year U.S. Government/Credit Index during the period. Within investment grade credit, our overweights to Financials and Industrials contributed positively. The Fund’s out-of-benchmark allocation to asset backed securities (ABS), particularly collateralized loan obligations (CLOs), was also additive to relative results.

24

The Hartford Short Duration Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Duration and yield curve positioning contributed to relative returns, specifically being underweight the 2-year portion of the curve as short rates rose and being overweight the 5-year portion of the curve as intermediate rates fell over the period.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We still believe that U.S. economic momentum remains positive. U.S. employment, payrolls and consumer confidence continue to improve, but challenges to global growth have increased. Therefore, the Fund maintained a moderately pro-cyclical risk posture at the end of the period. We also believe that the Fed will begin increasing the Fed Funds rate in late 2015 and expect core inflation to dip then rise later in 2015. With this in mind, we maintained a short duration posture at the end of the period.

We believe the investment grade corporate bond market has strong credit fundamentals, and we continue to favor U.S. Financials. We also continue to favor bank loans over high yield credit. At the end of the period, we maintained allocations to agency and non-agency mortgage-backed securities and continued to favor auto, equipment, and credit card ABS, as well as senior tranches of commercial mortgage backed securities deals.

25

The Hartford Strategic Income Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Strategic Income A3	0.22%	2.16%	5.32%	4.78%
Strategic Income A4	-4.29%	-2.44%	4.35%	4.17%
Strategic Income B3	-0.04%	1.49%	4.53%	3.98%	[5]
Strategic Income B4	-4.85%	-3.31%	4.20%	3.98%	[5]
Strategic Income C3	-0.03%	1.52%	4.56%	4.04%
Strategic Income C4	-0.99%	0.56%	4.56%	4.04%
Strategic Income I3	0.35%	2.42%	5.60%	5.08%
Strategic Income R3[3]	0.09%	1.87%	5.18%	5.18%
Strategic Income R4[3]	0.23%	2.17%	5.42%	5.34%
Strategic Income R5[3]	0.38%	2.47%	5.65%	5.49%
Strategic Income R6[3,6]	0.39%	2.63%	5.69%	5.51%
Strategic Income Y3	0.40%	2.63%	5.69%	5.52%
Barclays U.S. Aggregate Bond Index	2.06%	4.46%	4.12%	5.09%

[1]	Not Annualized
[2]	Inception: 5/31/2007
[3]	Without sales charge
[4]	With sales charge
[5]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[6]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class Y shares commenced operations on 8/31/07. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Accordingly, the “Since Inception” performance shown for Class Y, R3, R4 and R5 shares is since the commencement of operations of Class Y shares on 8/31/07. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 2, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

26

The Hartford Strategic Income Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Strategic Income	Class A	0.95%	1.01%
Strategic Income	Class B	1.70%	1.82%
Strategic Income	Class C	1.70%	1.72%
Strategic Income	Class I	0.70%	0.71%
Strategic Income	Class R3	1.25%	1.40%
Strategic Income	Class R4	0.95%	1.05%
Strategic Income	Class R5	0.65%	0.73%
Strategic Income	Class R6	0.60%	0.63%
Strategic Income	Class Y	0.60%	0.63%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Strategic Income Fund returned 0.22%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.06% for the same period. The Fund also underperformed the 1.14% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to extraordinary measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy suffered a weather-induced setback during the first quarter of 2015, while growth in Europe, Japan, and China also weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter of 2015. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

27

The Hartford Strategic Income Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns across the major fixed income sectors were positive as the decline in government bond yields offset the credit-spread widening in certain sectors such as high yield and emerging markets. However, credit-sensitive sectors generally underperformed duration-equivalent government bonds.

Consistent with the Fund’s objective to provide current income and long-term total return, we continued to position the Fund with an overweight to spread sectors, including high yield credit, bank loans, and emerging market debt. The primary driver of the Fund’s underperformance relative to the Barclays U.S. Aggregate Bond Index was an allocation to emerging markets local debt and developed non-U.S. dollar debt. Emerging markets exhibited very mixed performance during the period with U.S. dollar-denominated sovereign and corporate credit outperforming local debt markets. Local debt continued to lag as emerging market currencies depreciated against the U.S. dollar over the period. The Fund’s allocation to high yield credit, specifically within Industrials, also detracted from relative returns over the period. We tactically managed exposures to investment grade and high yield credit through credit default swap index exposure which detracted from overall performance. An out-of-benchmark allocation to bank loans, emphasizing the high and middle quality portions of the market, was based on what we consider to be strong credit fundamentals and reasonable valuations. The bank loan sector generated strong performance for the period and our positioning contributed significantly to returns relative to the Barclays U.S. Aggregate Bond Index. An overweight to commercial mortgage backed (CMBS) securities and an out-of-benchmark allocation to non-agency mortgage backed securities (MBS) also contributed positively to the Fund’s relative performance over the period.

What is the outlook?

We believe that U.S. economic growth prospects remain favorable and that capacity constraints will pressure inflation higher. We are maintaining a moderately pro-cyclical risk stance in credit markets based on what we consider to be supportive monetary policy, positive credit fundamentals, and attractive valuations. We continue to maintain a positive outlook on global high yield, based on what we believe are generally solid fundamentals, a supportive U.S. macroeconomic environment, and appealing valuations. Within bank loans, we believe that overall credit fundamentals remain strong and that collateralized loan obligation issuance will support loan demand. At the end of the period we maintained a structural emphasis on higher income-producing sectors such as bank loans, emerging market debt, non-agency MBS, CMBS, and high yield.

28

The Hartford Total Return Bond Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Total Return Bond Fund A2	1.33%	3.38%	4.09%	3.98%
Total Return Bond Fund A3	-3.23%	-1.27%	3.14%	3.50%
Total Return Bond Fund B2	0.97%	2.64%	3.32%	3.36%	[4]
Total Return Bond Fund B3	-3.94%	-2.31%	2.97%	3.36%	[4]
Total Return Bond Fund C2	1.07%	2.62%	3.34%	3.22%
Total Return Bond Fund C3	0.08%	1.63%	3.34%	3.22%
Total Return Bond Fund I2	1.49%	3.69%	4.39%	4.25%
Total Return Bond Fund R3[2]	1.26%	3.01%	3.79%	3.84%
Total Return Bond Fund R4[2]	1.42%	3.33%	4.11%	4.07%
Total Return Bond Fund R5[2]	1.57%	3.73%	4.42%	4.32%
Total Return Bond Fund R6[2,5]	1.56%	3.73%	4.52%	4.41%
Total Return Bond Fund Y2	1.62%	3.75%	4.52%	4.41%
Barclays U.S. Aggregate Bond Index	2.06%	4.46%	4.12%	4.75%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

29

The Hartford Total Return Bond Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Total Return Bond	Class A	0.87%	0.88%
Total Return Bond	Class B	1.62%	1.81%
Total Return Bond	Class C	1.60%	1.60%
Total Return Bond	Class I	0.55%	0.55%
Total Return Bond	Class R3	1.16%	1.16%
Total Return Bond	Class R4	0.84%	0.84%
Total Return Bond	Class R5	0.55%	0.55%
Total Return Bond	Class R6	0.44%	0.44%
Total Return Bond	Class Y	0.44%	0.44%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Total Return Bond Fund returned 1.33%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.06% for the same period. The Fund also underperformed the 1.92% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy suffered a weather-induced setback during the first quarter of 2015, while growth in Europe, Japan, and China also weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter of 2015. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take

30

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns across the major fixed income sectors were positive as the decline in government bond yields offset the credit-spread widening in certain sectors such as high yield and emerging markets. However, credit-sensitive sectors generally underperformed duration-equivalent government bonds.

The primary driver of the Fund’s underperformance relative to the Barclays U.S. Aggregate Bond Index was an allocation to emerging markets debt. Emerging markets exhibited very mixed performance during the period with U.S. dollar-denominated sovereign and corporate credit outperforming local debt markets. Local debt continued to lag as emerging market currencies depreciated against the U.S. dollar over the period. High yield credit default swap index positions, which were used as a source of liquidity and to manage overall portfolio risk, also detracted from relative returns over the period. Additionally, yield curve positioning detracted from performance relative to the Barclays U.S. Aggregate Bond Index over the period. On the other hand, an out-of-benchmark allocation to bank loans was additive to relative results as was positioning within structured credit, specifically an overweight to commercial mortgage backed securities (CMBS) and exposure to collateralized loan obligations (CLOs). Also, an out-of-benchmark allocation to non-agency residential mortgage backed securities (RMBS) contributed positively to performance relative to the Barclays U.S. Aggregate Bond Index over the period.

Derivatives used in the portfolio during this period primarily consisted of currency forwards, bond futures, and investment grade and high yield CDS index positions that were used as a source of liquidity and to manage overall portfolio risk. In isolation, derivative positions detracted from relative results.

What is the outlook?

Despite a weak first quarter, we believe that U.S. economic growth prospects remain favorable for the balance of the year. We believe that the consumer is in good shape and job gains are solid, though U.S. dollar strength is a negative. We are maintaining a moderately pro-cyclical risk stance in credit markets generally, based on what we view as supportive monetary policy, positive credit fundamentals, and attractive valuations. We believe capacity constraints will pressure inflation higher so we were positioned for higher inflation at the end of the period.

We ended the period neutral investment in corporates as we believed there were better opportunities in other sectors. We continued to hold an overweight to CMBS and an allocation to high quality CLOs within the Asset-Backed Security sector. We maintained an out-of-benchmark allocation to non-agency MBS and held an overweight to agency Mortgage-Backed Securities. Within high yield, we favored BB-rated securities and bank loans. We also maintained an allocation to contingent convertibles as we believe they offer attractive valuations. We also held a modest allocation to unhedged local currency emerging markets debt.

31

The Hartford Unconstrained Bond Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Unconstrained Bond A2	0.05%	1.15%	3.98%	4.01%
Unconstrained Bond A3	-4.45%	-3.40%	3.03%	3.54%
Unconstrained Bond B2	-0.22%	0.40%	3.20%	3.39%	[4]
Unconstrained Bond B3	-5.17%	-4.53%	2.85%	3.39%	[4]
Unconstrained Bond C2	-0.22%	0.49%	3.22%	3.24%
Unconstrained Bond C3	-1.21%	-0.49%	3.22%	3.24%
Unconstrained Bond I2	0.28%	1.51%	4.16%	4.10%
Unconstrained Bond R3[2]	0.00%	0.95%	3.86%	4.10%
Unconstrained Bond R4[2]	0.15%	1.15%	4.09%	4.21%
Unconstrained Bond R5[2]	0.30%	1.55%	4.31%	4.32%
Unconstrained Bond Y2	0.20%	1.45%	4.28%	4.31%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%	0.02%	0.09%	1.46%
Barclays U.S. Aggregate Bond Index	2.06%	4.46%	4.12%	4.75%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/25/12. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a different investment strategy and in pursuit of a different investment goal. As of April 23, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

32

The Hartford Unconstrained Bond Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Unconstrained Bond	Class A	0.99%	1.17%
Unconstrained Bond	Class B	1.74%	2.08%
Unconstrained Bond	Class C	1.74%	1.86%
Unconstrained Bond	Class I	0.74%	0.77%
Unconstrained Bond	Class R3	1.29%	1.46%
Unconstrained Bond	Class R4	0.99%	1.15%
Unconstrained Bond	Class R5	0.69%	0.85%
Unconstrained Bond	Class Y	0.69%	0.73%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Unconstrained Bond Fund returned 0.05%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.06% for the same period. The Fund outperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, the Fund’s other benchmark, which returned 0.01% for the same period. The Fund also underperformed the 0.30% average return of the Lipper Alternative Credit Focus Funds peer group, a group of funds that invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy suffered a weather-induced setback during the first quarter of 2015, while growth in Europe, Japan, and China also weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

33

The Hartford Unconstrained Bond Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Global government bond prices gained over the quarter as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns across the major fixed income sectors were positive as the decline in government bond yields offset the credit-spread widening in certain sectors such as high yield and emerging markets. However, credit-sensitive sectors generally underperformed duration-equivalent government bonds.

The Fund’s low duration positioning relative to the Barclays U.S. Aggregate Bond Index detracted from performance, as did an allocation to emerging markets local debt. Emerging markets exhibited very mixed performance during the period with U.S. dollar-denominated sovereign and corporate credit outperforming local markets. During the period, the Fund was underweight investment grade credit in favor of allocations to lower tier credit sectors. Within high yield, the use of high yield credit default swap index positions, which were used as a source of liquidity and to manage overall portfolio risk, detracted from performance. These factors were somewhat offset by allocations to bank loans and non-agency residential mortgage-backed securities (RMBS) and an overweight to commercial mortgage-backed securities (CMBS), which contributed to results during the period.

What is the outlook?

We believe that U.S. economic growth prospects remain favorable and that capacity constraints will pressure inflation higher. We are maintaining a moderately pro-cyclical risk stance in credit markets based on what we consider to be supportive monetary policy, positive credit fundamentals, and attractive valuations. We continue to maintain a positive outlook on global high yield based on what we consider to be generally solid fundamentals, a supportive U.S. macroeconomic environment, and appealing valuations. Within bank loans, we believe that overall credit fundamentals remain strong and that collateralized loan obligation (CLO) issuance will support loan demand. We are tactically positioning the portfolio within a duration range of 0 to 5 years as we believe over the medium-term having some duration exposure will generate attractive risk-adjusted returns, but are mindful of the likelihood of rising rates over the period. At the end of the period we maintained an emphasis on higher income-producing sectors such as bank loans, non-agency RMBS, high yield, and high quality CMBS and CLOs.

34

The Hartford World Bond Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	Since Inception[2]
World Bond A3	0.55%	1.60%	3.89%
World Bond A4	-3.98%	-2.97%	2.68%
World Bond C3	0.19%	0.88%	3.12%
World Bond C4	-0.78%	-0.10%	3.12%
World Bond I3	0.67%	1.87%	4.16%
World Bond R3[3]	0.39%	1.29%	3.54%
World Bond R4[3]	0.46%	1.58%	3.86%
World Bond R5[3]	0.68%	1.89%	4.15%
World Bond R6[3,5]	0.72%	1.97%	4.25%
World Bond Y3	0.72%	1.97%	4.25%
Citigroup World Government Bond Index	-2.67%	-5.50%	-0.49%

[1]	Not Annualized
[2]	Inception: 05/31/2011
[3]	Without sales charge
[4]	With sales charge
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

35

The Hartford World Bond Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
World Bond	Class A	1.02%	1.02%
World Bond	Class C	1.76%	1.76%
World Bond	Class I	0.76%	0.76%
World Bond	Class R3	1.35%	1.39%
World Bond	Class R4	1.05%	1.07%
World Bond	Class R5	0.75%	0.79%
World Bond	Class R6	0.67%	0.67%
World Bond	Class Y	0.67%	0.67%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Robert L. Evans

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford World Bond Fund returned 0.55%, before sales charge, for the six month period ended April 30, 2015, outperforming the Fund’s benchmark, the Citigroup World Government Bond Index, which returned -2.67% for the same period. The Fund also outperformed the -0.46% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany;

however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April of 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns in the major fixed income sectors were mixed as the decline in government bond yields was not enough to offset the credit-spread widening in certain sectors such as high yield and emerging markets.

36

The Hartford World Bond Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Note that the Fund is managed to seek capital appreciation and, secondly, income. For the six-month period, interest rate positioning and credit strategies contributed to, while currency positioning detracted from performance.

Currency strategies had negative performance. However, our continued high exposure to the U.S. dollar (USD) contributed strongly to performance relative to the Citigroup World Government Bond Index as most currencies declined versus the USD. In foreign exchange (FX) exposure, our limited allocation to European currencies as well as allocation to the dollar bloc currencies detracted on an absolute basis as these currencies depreciated against the USD. Within macro-driven currency strategies, our limited exposures in South Korean Won (KRW) and New Zealand Dollar (NZD) versus the Japanese Yen (JPY) and USD, based on our theme of competitive FX devaluation pressures in Asia Pacific economies, detracted from results. The KRW and NZD depreciated less during the fourth quarter of 2014 period of FX weakness while the JPY depreciated after the Bank of Japan (BOJ) surprised markets with its aggressive stimulus announcement. Our limited exposure to European currencies like the Euro (EUR), British Pound (GBP) and Swiss Franc (CHF) contributed to results as the USD appreciated driven by increasing monetary policy divergence. Limited exposure to the Australian Dollar (AUD) versus JPY, NZD, and USD was beneficial early in 2015 as Australia continues to be impacted by lower iron ore prices and terms of trade issues that may make future growth difficult, but detracted late in the period as People’s Bank of China (PBOC) policy loosening led to a rebound in iron-ore prices and in the Australian dollar.

Within the Fund’s country strategies, our core allocation to developed sovereign governments was a positive contributor as most sovereign yields declined driven by falling inflation and aggressive central bank easing. Within discretionary macro strategies, our overweight duration positions in Korea as well as front-end and intermediate U.K. rates contributed to performance, because the oil plunge raised worries about global growth and sovereign rates fell. In addition, overweight duration positions in Germany, Australia and U.K. contributed to performance as the ECB’s quantitative easing and a soft patch in U.S. data during the first quarter of 2015 sent yields lower. However, these positions slightly detracted during the month of April 2015 as most global government bond yields increased just prior to month-end in what appeared to be a technical-driven position unwinding across core markets. Quantitative country rotation strategies negatively affected performance during the period primarily driven by our long U.S. 10-year vs U.K. 10-year positions as spreads widened during the last quarter of 2014. However, our contrarian long U.S. 10-year vs U.K. 10-year and long Canada 10-year vs Australia 10-year positions contributed to total returns in 2015 as these spreads tightened considerably, led by rallies in the U.S. and Canada. In addition, long U.S. 10-year and 30-year versus Australia

10-year positions and long U.S. 30-year versus Canada 10-year positions also positively contributed to performance late in the period as spreads tightened further.

Within our credit strategies, our opportunistic allocations to securitized debt, high yield credit, and investment grade corporates all contributed to performance as continued liquidity provided by central banks around the world supported credit performance. Our exposure to the high yield sector was particularly beneficial because spreads tightened as investors flocked to the asset class to take advantage of more attractive valuations after the oil-driven sell-off in the fourth quarter of 2014.

The investment team makes use of derivatives in the portfolio, primarily liquid currency forwards and exchange-traded government bond futures but also in small part credit default swaps, index credit default swaps, interest rate, bond, index and currency futures or options in pursuit of the investment objective and in order to hedge against risk.

Our macro-driven duration strategies are primarily implemented through the use of exchange-traded government bond futures and cash bonds, which contributed to results. Our country rotation strategies, which are also implemented through exchange-traded government bond futures detracted from results. Our macro-driven currency strategies, which are implemented through currency forwards, detracted from results. Our credit positioning, which is implemented through the use of cash bonds, credit default swaps (index and single name), and interest rate swaps contributed to results.

What is the outlook?

We believe that global growth is sluggish but is likely to gradually improve. We believe that stabilization in commodity prices should lead to higher short-term inflation expectations. Recently, term premiums in select global sovereign markets like the U.S. have also begun to creep higher. We believe that U.S. gross domestic product (GDP) should rebound in the second quarter or third quarter of 2015 due to the lagged impact of lower oil prices and reversal of adverse weather conditions. The Fed is on a cautious path towards tightening in second half of the year, provided it is “reasonably confident” in its inflation forecasts. Core inflation remains steady with near-term downward pressure from imported goods but upward services inflation pressure. We expect U.S. core inflation to rise to 2% later this year.

The Euro area is expected to join the U.S. as a driver of global economic expansion due to favorable financial conditions, higher real income and rising consumer demand. A sustainable cycle means the EMU would no longer export disinflation and this would allow yields on the German bund and the global rate structure to rise further.

37

The Hartford World Bond Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

In Japan, inflation remains very low. Inflation leads and expectations have not fallen with oil partly due to a tight labor market. Meanwhile we believe that sub-trend growth and no inflation will push out BOJ rate hike expectations. Recent Chinese Politburo rhetoric is consistent with more fiscal and monetary easing. Australian macro-prudential policies and PBOC easing can be expected to delay but not reverse the underlying downward rate trajectory in Australia.

A gradual improvement in the developed market growth outlook, primarily driven by U.S. and Europe, is a positive development. However, a potential Fed rate hike and the Chinese slowdown may continue to pressure emerging markets economies. We feel that we need to see a synchronized improvement in labor markets and wages before global inflation can pick up in a sustainable manner. Consequently, major developed market interest rates should be stable and anchored by BOJ and ECB easing. We continue to manage duration on a tactical basis, with a bias to further reduce it, particularly if U.S. growth accelerates.

Medium term fundamentals appear to remain bullish for the U.S. dollar. Given the marked strengthening of the labor market, we believe the Fed is likely to start raising interest rates later this year. The uncertainty around the timing of a monetary tightening cycle is driven by the other part of the Fed’s inflation mandate. Although leading indicators suggest the U.S. recovery is broadening, a large deceleration in U.S. capital investment from the energy sector could slow the Fed, in addition to the low inflation concern. Primary risks to our USD view include further unwinding of USD long positions due to weaker-than-expected U.S. data releases. Rising German bond yields also exerts broad downward pressure on the dollar by aiding a recovery in European currencies. Finally, a rebound in Chinese growth could lift commodity prices further and reduce USD demand. Given these various countervailing factors, we cannot rule out the possibility of the dollar staying in a protracted sideways range after the powerful rally of the past year.

The Euro remains elevated given the size of Europe’s output gap and relative monetary policy. However, we believe shorter term dynamics are constructive for the Euro. We favor the Swedish Krona (SEK). Meanwhile, we believe the Yen is very cheap in real terms and Japan’s current account balance has also improved significantly. Policy differences still seem aligned to weaken the Yen further, but additional yen weakness is likely to be more gradual and limited. The outlook for the British Pound is mixed. Cyclical strength should be supportive but is likely to weigh on the currency in the near term. The sharp divergence in Australian and U.S. economic growth prospects points to a much weaker AUD. The weakness in the Chinese property sector and the sharp decline in commodity prices are consistent with a much lower Australian dollar as well. The Canadian economy is still contending with the lagged impacts of weak energy prices, but the Canadian Dollar should be supported by the strength in exports to the U.S. and the improvement in the larger non-energy sector.

We believe that emerging market currencies are likely to weaken further versus the U.S. dollar over the next two years. China is no longer offering economic leadership globally and commodity prices seem to be entrenched in a downward trend. The cyclical performance of emerging markets is disappointing expectations even as current account balances are deteriorating.

Our outlook for U.S. high-yield corporate bonds remains positive, based on what we believe are their generally solid fundamentals and appealing valuations, as well as a supportive U.S. macroeconomic environment. At period-end, we maintained our overweight to credit risk and favor lower rated names that offer an attractive risk/reward profile.

Within the commercial mortgage-backed securities sector, we favor new-issue deals at the top of the capital structure, AAA interest-only bonds, upper-tier single-borrower deals, and select legacy super senior and credit bonds, which should benefit from a strong recovery in commercial real estate. We remain positive on the non-agency residential mortgage-backed securities (RMBS) sector. We continue to expect home-price appreciation to moderate to more normal levels this year, but mid-single-digit gains should continue to support RMBS. We believe that mortgage-credit availability should continue to gradually expand, and looser credit standards should support the housing market, as should an eventual recovery in household formation.

38

Hartford Duration-Hedged Strategic Income Fund

Composition by Investments

as of April 30, 2015 (Unaudited)

Fund Name	Percentage of Net Assets
The Hartford Strategic Income Fund	96.1%
BlackRock Liquidity Funds TempFund Portfolio	2.4
Other Assets & Liabilities	1.5

Total	100.0%

The accompanying notes are an integral part of these financial statements.

39

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
AFFILIATED INVESTMENT COMPANIES - 96.1%
	Taxable Fixed Income Funds - 96.1%
1,659,393	The Hartford Strategic Income Fund		$14,818,380

	Total Affiliated Investment Companies (cost $15,208,499)		$14,818,380

	Total Long-Term Investments (cost $15,208,499)		$14,818,380

SHORT-TERM INVESTMENTS - 2.4%
	Other Investment Pools & Funds - 2.4%
370,218	BlackRock Liquidity Funds TempFund Portfolio		$370,218

	Total Short-Term Investments (cost $370,218)		$370,218

	Total Investments (cost $15,578,717) ^	98.5%	$15,188,598
	Other Assets and Liabilities	1.5%	237,835

	Total Net Assets	100.0%	$15,426,433

The accompanying notes are an integral part of these financial statements.

40

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $15,578,717 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$0
Unrealized Depreciation	(390,119)

Net Unrealized Depreciation	$(390,119)

Futures Contracts Outstanding at April 30, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Note Future	27	06/19/2015	$3,448,706	$3,466,125	$(17,419)
U.S. Treasury 2-Year Note Future	14	06/30/2015	3,060,476	3,069,718	(9,242)
U.S. Treasury 5-Year Note Future	34	06/30/2015	4,063,467	4,084,516	(21,049)
U.S. Treasury CME Ultra Long Term Bond Future	2	06/19/2015	336,512	329,000	7,512
U.S. Treasury Long Bond Future	11	06/19/2015	1,780,223	1,755,531	24,692

Total					$(15,506)

Total futures contracts					$(15,506)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

41

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Affiliated Investment Companies	$14,818,380	$14,818,380	$—	$—
Short-Term Investments	370,218	370,218	—	—

Total	$15,188,598	$15,188,598	$—	$—

Futures Contracts (2)	$32,204	$32,204	$—	$—

Total	$32,204	$32,204	$—	$—

Liabilities
Futures Contracts (2)	$(47,710)	$(47,710)	$—	$—

Total	$(47,710)	$(47,710)	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

42

The Hartford Emerging Markets Local Debt Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	0.0%
Aa / AA	0.1
A	17.3
Baa / BBB	39.9
Ba / BB	11.4
B	5.5
Caa / CCC or Lower	1.4
Not Rated	16.4
Non-Debt Securities and Other Short-Term Instruments	4.1
Other Assets & Liabilities	3.9

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	35.3%
Foreign Government Obligations	56.7

Total	92.0%

Short-Term Investments	4.0%
Purchased Options	0.1
Other Assets & Liabilities	3.9

Total	100.0%

The accompanying notes are an integral part of these financial statements.

43

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 35.3%
		Argentina - 0.5%
		YPF S.A.
$	1,450,000	8.75%, 04/04/2024 (1)	$1,513,220

		Bahamas - 0.5%
		Intercorp Peru Ltd.
	1,500,000	5.88%, 02/12/2025 (1)	1,515,000

		Barbados - 0.4%
		Columbus International, Inc.
	1,000,000	7.38%, 03/30/2021 (2)	1,088,750

		Bermuda - 1.4%
		Digicel Group Ltd.
	405,000	7.13%, 04/01/2022 (2)	383,485
	985,000	7.13%, 04/01/2022 (1)	932,672
		GCX Ltd.
	560,000	7.00%, 08/01/2019 (1)	566,359
	200,000	7.00%, 08/01/2019 (2)	202,271
		Inkia Energy Ltd.
	1,180,000	8.38%, 04/04/2021 (2)	1,268,500
		Kosmos Energy Ltd.
	860,000	7.88%, 08/01/2021 (1)	834,200

			4,187,487

		Brazil - 0.4%
		Banco do Brasil S.A./Cayman Islands
	570,000	9.00%, 06/18/2024 (2)(3)(4)	527,250
		Votorantim Cimentos S.A.
	480,000	7.25%, 04/05/2041 (2)	494,400

			1,021,650

		British Virgin Islands - 2.8%
		CLP Power HK Finance Ltd.
	1,000,000	4.25%, 11/07/2019 (2)(3)(4)	1,027,500
		CNPC General Capital Ltd.
	1,000,000	3.40%, 04/16/2023 (2)	1,005,719
		FPC Treasury Ltd.
	1,030,000	4.50%, 04/16/2023 (2)	1,017,544
		HLP Finance Ltd.
	1,485,000	4.75%, 06/25/2022 (2)	1,555,622
		PCCW Capital No 4 Ltd.
	915,000	5.75%, 04/17/2022 (2)	1,010,774
		SmarTone Finance Ltd.
	1,700,000	3.88%, 04/08/2023 (2)	1,624,549
		Star Energy Geothermal Wayang Windu Ltd.
	940,000	6.13%, 03/27/2020 (2)	951,750

			8,193,458

		Canada - 0.3%
		Pacific Rubiales Energy Corp.
	1,090,000	5.63%, 01/19/2025 (1)	763,000

		Cayman Islands - 3.7%
		Alliance Global Group, Inc.
	805,000	6.50%, 08/18/2017 (2)	859,337
		Comcel Trust via Comunicaciones Celulares S.A.
	800,000	6.88%, 02/06/2024 (2)	858,000
	605,000	6.88%, 02/06/2024 (1)	648,863
		Emirates NBD Tier 1 Ltd.
	1,240,000	5.75%, 05/30/2019 (2)(3)(4)	1,234,048
		KWG Property Holding Ltd.
	765,000	8.98%, 01/14/2019 (2)	761,175

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 35.3% - (continued)
		Cayman Islands - 3.7% - (continued)
		Marfrig Overseas Ltd.
$	425,000	9.50%, 05/04/2020 (2)	$415,438
		MIE Holdings Corp.
	200,000	6.88%, 02/06/2018 (2)	154,844
	615,000	7.50%, 04/25/2019 (1)	448,950
		New World China Land Ltd.
	915,000	5.38%, 11/06/2019 (2)	955,151
		Odebrecht Offshore Drilling Finance Ltd.
	697,575	6.75%, 10/01/2023 (2)	601,868
		Semiconductor Manufacturing International Corp.
	940,000	4.13%, 10/07/2019 (1)	947,870
	200,000	4.13%, 10/07/2019 (2)	201,674
		Shimao Property Holdings Ltd.
	1,025,000	8.38%, 02/10/2022 (2)	1,063,437
		UOB Cayman Ltd.
	800,000	5.80%, 03/15/2016 (2)(3)(4)	821,000
		Yuzhou Properties Co., Ltd.
	590,000	8.63%, 01/24/2019 (2)	584,082

			10,555,737

		Chile - 0.6%
		Cencosud S.A.
	750,000	5.15%, 02/12/2025 (1)	764,059
		Empresa Electrica Angamos S.A.
	655,000	4.88%, 05/25/2029 (1)	662,369
	350,000	4.88%, 05/25/2029 (2)	353,938

			1,780,366

		China - 0.7%
		Bank of China Ltd.
CNY	6,350,000	6.75%, 10/23/2019 (2)(3)(4)	1,088,329
		Industrial & Commercial Bank of China Ltd.
$	965,000	6.00%, 12/10/2019 (1)(3)(4)	1,010,837

			2,099,166

		Colombia - 1.6%
		Banco de Bogota S.A.
	975,000	5.38%, 02/19/2023 (2)	1,016,632
		Colombia Telecomunicaciones S.A. ESP
	1,050,000	8.50%, 03/30/2020 (1)(3)(4)	1,081,500
		Emgesa S.A. ESP
COP	2,406,000,000	8.75%, 01/25/2021 (2)	1,092,498
		Empresa de Energia de Bogota S.A. ESP
$	910,000	6.13%, 11/10/2021 (2)	982,800
		Empresa de Telecomunicaciones de Bogota
COP	280,000,000	7.00%, 01/17/2023 (1)	111,906
		Empresas Publicas de Medellin ESP
	448,000,000	8.38%, 02/01/2021 (2)	199,155

			4,484,491

		Hong Kong - 1.5%
		Bank of East Asia Ltd.
$	1,105,000	4.25%, 11/20/2024 (2)	1,114,663
		CITIC Ltd.
	875,000	8.63%, 11/22/2018 (2)(3)(4)	1,010,625
		CRCC Yupeng Ltd.
	1,040,000	3.95%, 08/01/2019 (2)(3)(4)	1,069,952

The accompanying notes are an integral part of these financial statements.

44

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 35.3% - (continued)
		Hong Kong - 1.5% - (continued)
		Hero Asia Investment Ltd.
$	1,000,000	5.25%, 12/07/2015 (2)(3)(4)	$1,009,579

			4,204,819

		India - 1.8%
		ICICI Bank Ltd.
	690,000	6.38%, 04/30/2022 (2)(4)	719,325
	265,000	6.38%, 04/30/2022 (2)(4)	276,263
		Indian Oil Corp. Ltd.
	960,000	5.75%, 08/01/2023 (2)	1,071,497
		NTPC Ltd.
	200,000	4.38%, 11/26/2024 (2)	208,991
	920,000	4.75%, 10/03/2022 (2)	987,230
		ONGC Videsh Ltd.
	1,060,000	3.75%, 05/07/2023 (2)	1,053,838
		Reliance Industries Ltd.
	1,015,000	4.88%, 02/10/2045 (1)	964,197

			5,281,341

		Ireland - 0.4%
		Vnesheconombank Via VEB Finance PLC
	1,120,000	6.90%, 07/09/2020 (2)	1,072,400

		Israel - 0.5%
		Israel Electric Corp. Ltd.
	1,210,000	9.38%, 01/28/2020 (2)	1,548,800

		Jersey - 0.4%
		West China Cement Ltd.
	1,075,000	6.50%, 09/11/2019 (2)	1,073,554

		Kazakhstan - 0.9%
		Halyk Savings Bank of Kazakhstan JSC
	1,080,000	7.25%, 01/28/2021 (2)	1,103,220
		Kazakhstan Temir Zholy Finance B.V.
	505,000	6.38%, 10/06/2020 (2)	533,381
		Nostrum Oil & Gas Finance B.V.
	575,000	6.38%, 02/14/2019 (1)	547,687
	425,000	6.38%, 02/14/2019 (2)	404,813

			2,589,101

		Luxembourg - 2.7%
		Altice Finco S.A.
	955,000	8.13%, 01/15/2024 (2)	1,005,137
		European Investment Bank
ZAR	475,000	8.76%, 12/31/2018 (5)	30,402
		Gazprom Neft OAO Via GPN Capital S.A.
$	1,050,000	4.38%, 09/19/2022 (2)	889,875
		Millicom International Cellular S.A.
	1,035,000	6.00%, 03/15/2025 (1)	1,047,937
		Offshore Drilling Holding S.A.
	1,230,000	8.63%, 09/20/2020 (2)	1,082,400
		Petrobras Global Finance B.V.
	795,000	5.38%, 01/27/2021	763,041
		Sberbank of Russia Via SB Capital S.A.
	1,890,000	5.13%, 10/29/2022 (2)	1,568,700
		VTB Bank OJSC Via VTB Capital S.A.
	1,565,000	6.95%, 10/17/2022 (2)	1,434,448

			7,821,940

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 35.3% - (continued)
		Mauritius - 0.3%
		MTN Mauritius Investments Ltd.
$	820,000	4.76%, 11/11/2024 (1)	$842,681

		Mexico - 3.0%
		Alpek S.A.B. de C.V.
	345,000	5.38%, 08/08/2023 (1)	372,600
	450,000	5.38%, 08/08/2023 (2)	486,000
		BBVA Bancomer S.A./Grand Cayman
	1,390,000	6.01%, 05/17/2022 (2)	1,454,287
		Credito Real S.A.B. de C.V.
	1,020,000	7.50%, 03/13/2019 (2)	1,076,100
		Empresas ICA S.A.B. de C.V.
	695,000	8.88%, 05/29/2024 (1)	606,388
	230,000	8.88%, 05/29/2024 (2)	200,675
		Mexichem S.A.B. de C.V.
	1,000,000	6.75%, 09/19/2042 (2)	1,092,500
		Petroleos Mexicanos
MXN	37,500,000	7.47%, 11/12/2026	2,345,082
		Tenedora Nemak S.A. de C.V.
$	970,000	5.50%, 02/28/2023 (2)	1,018,597

			8,652,229

		Morocco - 0.3%
		OCP S.A.
	920,000	6.88%, 04/25/2044 (2)	1,009,930

		Netherlands - 2.8%
		Bharti Airtel International Netherlands B.V.
	1,085,000	5.13%, 03/11/2023 (2)	1,175,597
		CIMPOR Financial Operations B.V.
	685,000	5.75%, 07/17/2024 (1)	619,925
		FBN Finance Co. B.V.
	565,000	8.00%, 07/23/2021 (1)(4)	526,863
	360,000	8.25%, 08/07/2020 (2)(4)	342,900
		GTB Finance B.V.
	550,000	6.00%, 11/08/2018 (2)	530,860
		ICTSI Treasury B.V.
	1,385,000	5.88%, 09/17/2025 (2)	1,468,450
		Listrindo Capital B.V.
	890,000	6.95%, 02/21/2019 (2)	938,950
		Petrobras Global Finance B.V.
	40,000	4.88%, 03/17/2020	38,539
	220,000	5.63%, 05/20/2043	181,720
	530,000	5.75%, 01/20/2020	528,675
	215,000	6.75%, 01/27/2041	198,325
		VTR Finance B.V.
	700,000	6.88%, 01/15/2024 (1)	724,290
	850,000	6.88%, 01/15/2024 (2)	879,495

			8,154,589

		Nigeria - 0.1%
		Access Bank PLC
	300,000	9.25%, 06/24/2021 (2)	285,060

		Peru - 1.2%
		Banco de Credito del Peru/Panama
	786,000	6.88%, 09/16/2026 (2)(4)	893,093
		Banco Internacional del Peru SAA
	130,000	6.63%, 03/19/2029 (1)(4)	141,050
	1,235,000	6.63%, 03/19/2029 (2)(4)	1,339,975
		Union Andina de Cementos SAA
	850,000	5.88%, 10/30/2021 (1)	864,875
	150,000	5.88%, 10/30/2021 (2)	152,625

			3,391,618

The accompanying notes are an integral part of these financial statements.

45

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 35.3% - (continued)
		Philippines - 0.4%
		SM Investments Corp.
$	1,020,000	4.88%, 06/10/2024 (2)	$1,026,016

		Singapore - 1.1%
		ABJA Investment Co. Pte Ltd.
	1,025,000	5.95%, 07/31/2024 (2)	1,061,959
		Theta Capital Pte Ltd.
	740,000	6.13%, 11/14/2020 (2)	750,000
		United Overseas Bank Ltd.
	1,195,000	3.75%, 09/19/2024 (2)	1,233,312

			3,045,271

		South Africa - 0.0%
		Eskom Holdings SOC Ltd.
ZAR	2,060,000	10.63%, 08/18/2027 (5)	38,486
	700,000	10.73%, 12/31/2032 (5)	7,441
		Transnet SOC Ltd.
	1,000,000	10.00%, 03/30/2029 (2)	80,725

			126,652

		South Korea - 0.9%
		SK E&S Co., Ltd.
$	650,000	4.88%, 11/26/2019 (1)(3)(4)	648,375
	410,000	4.88%, 11/26/2019 (2)(3)(4)	408,975
		Woori Bank
	1,305,000	4.75%, 04/30/2024 (1)	1,385,772
	200,000	4.75%, 04/30/2024 (2)	212,379

			2,655,501

		Thailand - 1.0%
		Krung Thai Bank PCL/Cayman Islands
	700,000	5.20%, 12/26/2024 (2)	728,956
		Krung Thai Bank PCL/Singapore
	450,000	7.38%, 10/10/2016 (2)(3)(4)	466,238
		PTT Exploration & Production PCL
	1,350,000	4.88%, 06/18/2019 (1)(3)(4)	1,363,500
	200,000	4.88%, 12/29/2049 (2)(3)	202,000

			2,760,694

		Turkey - 1.7%
		Turkiye Is Bankasi
	1,010,000	6.00%, 10/24/2022 (2)	1,001,163
		Turkiye Sinai Kalkinma Bankasi A/S
	1,125,000	5.38%, 10/30/2019 (2)	1,143,281
		Turkiye Vakiflar Bankasi TAO
	1,310,000	6.88%, 02/03/2025 (1)(4)	1,296,900
		Yasar Holdings A/S
	1,470,000	8.88%, 05/06/2020 (1)	1,541,148

			4,982,492

		United Kingdom - 0.6%
		European Bank for Reconstruction & Development
ZAR	550,000	8.76%, 12/31/2020 (5)	30,349
		Standard Bank PLC
$	700,000	8.13%, 12/02/2019 (2)	799,050
		Tullow Oil PLC
	975,000	6.25%, 04/15/2022 (2)	892,125

			1,721,524

		United States - 0.8%
		Braskem America Finance Co.
	510,000	7.13%, 07/22/2041 (2)	490,875

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 35.3% - (continued)
		United States - 0.8% - (continued)
		Cemex Finance LLC
$	905,000	9.38%, 10/12/2022 (2)	$1,030,342
		Southern Copper Corp.
	730,000	6.75%, 04/16/2040	788,404

			2,309,621

		Total Corporate Bonds (cost $101,518,040)	$101,758,158

FOREIGN GOVERNMENT OBLIGATIONS - 56.7%
		Argentina - 0.2%
		City of Buenos Aires Argentina
	585,000	8.95%, 02/19/2021 (1)	$625,950

		Brazil - 7.4%
		Brazil Notas do Tesouro Nacional Series B
BRL	634,118	6.00%, 08/15/2030 (6)	209,856
	3,196,795	6.00%, 08/15/2050 (6)	1,052,500
		Brazil Notas do Tesouro Nacional Series F
	16,934,000	10.00%, 01/01/2018	5,251,129
	26,220,000	10.00%, 01/01/2021	7,775,828
	18,682,000	10.00%, 01/01/2023	5,410,307
	5,605,000	10.00%, 01/01/2025	1,652,543

			21,352,163

		Bulgaria - 0.3%
		Bulgaria Government International Bond
EUR	680,000	2.95%, 09/03/2024 (2)	802,669

		Chile - 0.1%
		Chile Government International Bond
CLP	82,500,000	5.50%, 08/05/2020	144,491

		Colombia - 7.0%
		Colombian TES
COP	8,958,776,055	3.50%, 03/10/2021 (6)	3,884,859
	1,123,398,930	4.25%, 05/17/2017 (6)	495,571
	5,671,700,000	6.00%, 04/28/2028	2,123,142
$	262,900,000	7.00%, 05/04/2022	114,140
	3,305,400,000	7.25%, 06/15/2016	1,423,737
	2,178,500,000	7.50%, 08/26/2026	946,867
	4,235,000,000	7.75%, 09/18/2030	1,824,634
	18,146,100,000	10.00%, 07/24/2024	9,297,751

			20,110,701

		Hungary - 1.4%
		Hungary Government Bond
HUF	456,440,000	5.50%, 12/22/2016	1,787,117
	310,550,000	6.75%, 02/24/2017	1,248,183
	227,880,000	7.50%, 11/12/2020	1,031,644

			4,066,944

		Indonesia - 8.2%
		Indonesia Treasury Bond
IDR	19,412,000,000	6.63%, 05/15/2033	1,291,637
	22,065,000,000	7.00%, 05/15/2027	1,589,021
	42,017,000,000	7.88%, 04/15/2019	3,270,600
	14,669,000,000	8.25%, 06/15/2032	1,151,453
	150,421,000,000	8.38%, 03/15/2024	12,097,504
	30,485,000,000	8.38%, 03/15/2034	2,428,217
	23,046,000,000	9.00%, 03/15/2029	1,942,353

			23,770,785

The accompanying notes are an integral part of these financial statements.

46

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 56.7% - (continued)
		Malaysia - 5.2%
		Malaysia Government Bond
MYR	3,920,000	3.58%, 09/28/2018	$1,105,303
	6,770,000	3.65%, 10/31/2019	1,906,644
	5,765,000	3.84%, 04/15/2033	1,552,387
	745,000	3.89%, 07/31/2020	211,393
	16,725,000	4.05%, 09/30/2021	4,767,848
	2,700,000	4.18%, 07/15/2024	775,711
	3,911,000	4.26%, 09/15/2016	1,113,671
	11,615,000	4.50%, 04/15/2030	3,425,667

			14,858,624

		Mexico - 4.8%
		Mexican Bonos
MXN	8,544,600	7.50%, 06/03/2027	619,334
	22,237,400	10.00%, 12/05/2024	1,877,211
	20,078,600	10.00%, 11/20/2036	1,853,372
		Mexican Udibonos
	754,249	2.00%, 06/09/2022 (6)	46,983
	58,844,213	2.50%, 12/10/2020 (6)	3,829,476
	34,107,596	4.00%, 06/13/2019 (6)	2,379,482
	32,307,815	4.00%, 11/15/2040 (6)	2,312,696
	10,115,128	4.50%, 11/22/2035 (6)	776,687

			13,695,241

		Nigeria - 0.3%
		Nigeria Government Bond
NGN	169,550,000	14.20%, 03/14/2024	864,364

		Peru - 1.4%
		Peru Government Bond
PEN	1,495,000	5.70%, 08/12/2024	471,022
	2,143,000	6.85%, 02/12/2042	682,266
	1,995,000	6.90%, 08/12/2037	647,650
	5,950,000	6.95%, 08/12/2031	1,966,221
	684,000	8.20%, 08/12/2026	255,243

			4,022,402

		Poland - 5.3%
		Poland Government Bond
PLN	600,000	2.50%, 07/25/2018	169,173
	12,100,000	3.25%, 07/25/2025	3,538,389
	14,855,000	4.00%, 10/25/2023	4,573,467
	20,300,000	4.75%, 10/25/2016	5,890,398
	1,615,000	5.75%, 09/23/2022	547,239
$	1,325,000	5.75%, 04/25/2029	491,963

			15,210,629

		Romania - 1.3%
		Romania Government Bond
RON	1,640,000	5.80%, 07/26/2027	507,113
	4,150,000	5.95%, 06/11/2021	1,236,359
	2,700,000	6.75%, 06/11/2017	755,355
		Romanian Government International Bond
EUR	105,000	2.88%, 10/28/2024 (2)	126,300
	345,000	3.63%, 04/24/2024 (2)	438,353
	590,000	4.63%, 09/18/2020 (2)	771,195

			3,834,675

		Russia - 3.3%
		Russian Federal Bond - OFZ
RUB	9,635,000	7.00%, 01/25/2023	152,447
	70,710,000	7.00%, 08/16/2023	1,102,477

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 56.7% - (continued)
		Russia - 3.3% - (continued)
RUB	17,105,000	7.00%, 08/16/2023	$266,693
	224,150,000	7.05%, 01/19/2028	3,329,396
	18,650,000	7.60%, 07/20/2022	307,937
	257,931,000	8.15%, 02/03/2027	4,281,324

			9,440,274

		Slovenia - 0.6%
		Slovenia Government Bond
EUR	700,000	4.63%, 09/09/2024 (2)	1,017,172
		Slovenia Government International Bond
$	525,000	5.85%, 05/10/2023 (2)	621,936

			1,639,108

		South Africa - 4.8%
		South Africa Government Bond
ZAR	27,517,218	6.25%, 03/31/2036	1,800,758
	5,410,000	6.50%, 02/28/2041	357,400
	5,630,000	6.75%, 03/31/2021	455,369
	42,500,000	7.00%, 02/28/2031	3,128,486
	54,745,000	8.00%, 01/31/2030	4,450,008
	22,200,000	8.25%, 03/31/2032	1,830,943
	5,940,000	8.50%, 01/31/2037	494,685
	14,765,000	8.75%, 02/28/2048	1,257,655

			13,775,304

		Thailand - 1.1%
		Thailand Government Bond
THB	53,185,000	3.63%, 06/16/2023	1,756,412
	11,370,000	3.78%, 06/25/2032	364,256
	16,225,000	3.85%, 12/12/2025	553,644
	16,905,000	4.88%, 06/22/2029	635,977

			3,310,289

		Turkey - 3.7%
		Turkey Government Bond
TRY	1,719,738	2.50%, 05/04/2016 (6)	641,861
	497,782	3.00%, 01/06/2021 (6)	192,680
	2,996,284	3.00%, 02/23/2022 (6)	1,163,714
	1,141,681	4.00%, 04/01/2020 (6)	460,713
	1,595,000	8.00%, 03/12/2025	553,231
	2,970,000	8.50%, 07/10/2019	1,076,828
	6,350,000	8.80%, 09/27/2023	2,318,941
	305,000	9.00%, 01/27/2016	113,151
	6,170,000	9.00%, 07/24/2024	2,297,070
	4,600,000	10.40%, 03/20/2024	1,850,258

			10,668,447

		Uruguay - 0.3%
		Uruguay Government International Bond
UYU	18,054,215	3.70%, 06/26/2037 (6)	608,665
$	8,218,131	4.38%, 12/15/2028 (6)	311,868

			920,533

		Total Foreign Government Obligations (cost $178,212,808)	$163,113,593

		Total Long-Term Investments (cost $279,730,848)	$264,871,751

The accompanying notes are an integral part of these financial statements.

47

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SHORT-TERM INVESTMENTS - 4.0%
		Other Investment Pools & Funds - 4.0%
$	11,540,024	BlackRock Liquidity Funds TempFund Portfolio	$11,540,024

		Total Short-Term Investments (cost $11,540,024)	$11,540,024

Total Investments Excluding Purchased Options (cost $291,270,872)	96.0%	$276,411,775

Total Purchased Options (cost $558,285)	0.1%	$431,462

Total Investments (cost $291,829,157) ^	96.1%	$276,843,237
Other Assets and Liabilities	3.9%	11,122,778

Total Net Assets	100.0%	$287,966,015

The accompanying notes are an integral part of these financial statements.

48

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $292,570,891 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,780,785
Unrealized Depreciation	(18,508,439)

Net Unrealized Depreciation	$(15,727,654)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $25,920,943, which represents 9.0% of total net assets.

(2)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $75,290,326, which represents 26.2% of total net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(5)	The interest rate disclosed for these holdings are the effective yield on the date of the acquisition.

(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

OTC Option Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value*	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/PEN Put	CBK	3.30 USD per PEN	01/20/16	USD	3,087,000	$56,424	$34,096	$22,328

Puts
EUR Put/BRL Call	JPM	3.42 EUR per BRL	09/24/15	EUR	2,825,000	$81,588	$83,087	$(1,499)
EUR Put/MXN Call	BOA	16.27 EUR per MXN	10/13/15	EUR	2,795,000	13,451	74,664	(61,213)
EUR Put/MXN Call	JPM	16.40 EUR per MXN	10/20/15	EUR	5,080,000	32,622	105,761	(73,139)
EUR Put/PLN Call	DEUT	4.13 EUR per PLN	05/06/15	EUR	2,217,000	46,011	28,910	17,101
EUR Put/PLN Call	DEUT	4.04 EUR per PLN	05/06/15	EUR	2,298,000	5,746	26,966	(21,220)
EUR Put/PLN Call	UBS	4.00 EUR per PLN	10/23/15	EUR	2,785,000	35,233	44,695	(9,462)
USD Put/IDR Call	DEUT	13,145.00 USD per IDR	09/17/15	USD	2,982,000	44,486	40,526	3,960

Total Puts					20,982,000	$259,137	$404,609	$(145,472)

Total purchased option contracts					24,069,000	$315,561	$438,705	$(123,144)

Written option contracts:
Calls
EUR Call/USD Put	JPM	1.10 EUR per USD	07/15/15	EUR	(5,555,000)	$(223,069)	$(46,197)	$(176,872)

Puts
EUR Put/BRL Call	GSC	3.26 EUR per BRL	05/12/15	EUR	(2,825,000)	$(7,162)	$(54,409)	$47,247
EUR Put/PLN Call	UBS	4.00 EUR per PLN	05/25/15	EUR	(2,785,000)	(9,235)	(20,577)	11,342
EUR PutMXN Call	BOA	16.27 EUR per MXN	05/13/15	EUR	(2,795,000)	(95)	(32,882)	32,787
EUR PutMXN Call	JPM	16.00 EUR per MXN	10/20/15	EUR	(5,080,000)	(16,120)	(56,562)	40,442
USD Put/IDR Call	BOA	12,820.00 USD per IDR	05/19/15	USD	(2,993,000)	(7,626)	(22,058)	14,432
USD Put/PEN Call	CBK	3.05 USD per PEN	01/20/16	USD	(3,087,000)	(6,241)	(19,278)	13,037

Total Puts					(19,565,000)	$(46,479)	$(205,766)	$159,287

Total written option contracts					(25,120,000)	$(269,548)	$(251,963)	$(17,585)

The accompanying notes are an integral part of these financial statements.

49

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Swaption Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value*	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption KRW	BOA	2.60%	11/25/16	KRW	1,034,545,000	$26,168	$19,353	$6,815
Interest Rate Swaption KRW	CBK	2.56%	12/05/16	KRW	2,069,095,000	47,679	40,438	7,241

Total Calls					3,103,640,000	$73,847	$59,791	$14,056

Puts
Interest Rate Swaption KRW	BOA	2.60%	11/25/16	KRW	1,034,545,000	$12,971	$19,352	$6,381
Interest Rate Swaption KRW	CBK	2.56%	12/05/16	KRW	2,069,095,000	29,083	40,437	11,354

Total Puts					3,103,640,000	$42,054	$59,789	$17,735

Total purchased swaption contracts					6,207,280,000	$115,901	$119,580	$(3,679)

Futures Contracts Outstanding at April 30, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Euro-Bund Future	14	06/08/2015	$2,464,123	$2,463,307	$816
U.S. Treasury 10-Year Note Future	79	06/19/2015	10,112,697	10,141,625	(28,928)
U.S. Treasury Long Bond Future	11	06/19/2015	1,779,364	1,755,532	23,832

Total					$(4,280)

Total futures contracts					$(4,280)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
BOA	1M MXN TIIE	6.64% Fixed	MXN	15,975,000	12/06/23	$—	$—	$52,255	$52,255
BOA	5.19% Fixed	3M Banco Central De La Republica	COP	1,202,275,000	12/16/19	—	—	(5,021)	(5,021)
DEUT	5.18% Fixed	3M Banco Central De La Republica	COP	1,354,240,000	12/16/19	—	—	(5,410)	(5,410)
JPM	5.19% Fixed	3M Banco Central De La Republica	COP	1,806,225,000	12/16/19	—	—	(7,544)	(7,544)
JPM	5.25% Fixed	3M Banco Central De La Republica	COP	2,197,870,000	12/16/19	—	—	(14,716)	(14,716)
JPM	5.24% Fixed	3M Banco Central De La Republica	COP	2,106,949,142	12/17/19	—	—	(10,669)	(10,669)
JPM	2.39% Fixed	3M KRW CD KSDA	KRW	602,600,000	02/24/27	—	—	3,595	3,595
GSC	7.40% Fixed	3M ZAR JIBAR	ZAR	487,920,000	03/30/17	—	—	7,919	7,919
GSC	3M ZAR JIBAR	6.79% Fixed	ZAR	487,920,000	03/30/16	—	—	75,781	75,781
JPM	3M ZAR JIBAR	8.02% Fixed	ZAR	2,185,000	09/18/23	—	—	3,026	3,026
GSC	3M ZAR JIBAR	7.00% Fixed	ZAR	7,109,000	08/21/27	—	—	(49,661)	(49,661)
GSC	2.46% Fixed	6M HUF BUBOR	HUF	321,000,000	03/13/20	—	—	(13,586)	(13,586)
CBK	6M INR MIBOR	6.66% Fixed	INR	151,775,000	02/20/20	—	—	(25,018)	(25,018)
DEUT	6M INR MIBOR	6.80% Fixed	INR	150,195,000	03/04/20	—	—	16,856	16,856
DEUT	6M PLN WIBOR	2.28% Fixed	PLN	1,280,000	06/17/25	—	—	(3,848)	(3,848)
DEUT	6M PLN WIBOR	2.14% Fixed	PLN	1,600,000	06/17/25	—	—	(10,445)	(10,445)
DEUT	6M THBFIX	1.82% Fixed	THB	92,225,000	09/17/24	—	—	297,496	297,496
MSC	11.46% Fixed	BZDIOVRA	BRL	5,356,245	01/04/21	—	—	108,983	108,983
DEUT	BZDIOVRA	10.61% Fixed	BRL	346,687	01/02/17	—	—	(740)	(740)
DEUT	BZDIOVRA	10.49% Fixed	BRL	333,245	01/02/17	—	—	(1,539)	(1,539)
DEUT	BZDIOVRA	10.55% Fixed	BRL	692,024	01/02/17	—	—	(2,374)	(2,374)

The accompanying notes are an integral part of these financial statements.

50

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015 - (continued)
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
GSC	BZDIOVRA	9.03% Fixed	BRL	2,176,869	01/02/17	$—	$—	$(68,418)	$(68,418)
DEUT	BZDIOVRA	9.12% Fixed	BRL	7,874,558	01/02/17	—	—	(262,086)	(262,086)
BOA	BZDIOVRA	12.32% Fixed	BRL	9,539,180	01/02/18	—	—	(52,262)	(52,262)
BOA	BZDIOVRA	12.01% Fixed	BRL	9,688,424	01/02/18	—	—	(83,631)	(83,631)
BOA	BZDIOVRA	8.95% Fixed	BRL	1,872,880	01/02/23	—	—	(205,668)	(205,668)

Total						$—	$—	$(256,725)	$(256,725)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
AUD	Buy	06/17/15	CBA	$265,191	$272,280	$7,089
AUD	Buy	06/17/15	SCB	147,815	146,005	(1,810)
AUD	Sell	06/17/15	CBA	945,464	970,738	(25,274)
AUD	Sell	06/17/15	CBK	1,963,130	2,051,966	(88,836)
BRL	Buy	05/04/15	MSC	211,235	206,541	(4,694)
BRL	Buy	05/06/15	MSC	1,658,238	1,656,890	(1,348)
BRL	Buy	05/14/15	GSC	1,313,796	1,345,697	31,901
BRL	Buy	06/02/15	MSC	1,708,721	1,859,533	150,812
BRL	Buy	06/02/15	MSC	1,435,826	1,530,473	94,647
BRL	Buy	06/02/15	MSC	678,144	743,092	64,948
BRL	Buy	06/02/15	MSC	663,564	725,047	61,483
BRL	Buy	06/02/15	MSC	1,010,088	1,057,716	47,628
BRL	Buy	06/02/15	MSC	1,070,033	1,113,817	43,784
BRL	Buy	06/02/15	HSBC	785,190	824,455	39,265
BRL	Buy	06/02/15	UBS	681,896	716,845	34,949
BRL	Buy	06/02/15	MSC	292,734	300,189	7,455
BRL	Buy	06/02/15	JPM	313	328	15
BRL	Buy	06/02/15	UBS	574,508	554,449	(20,059)
BRL	Buy	06/02/15	JPM	1,248,985	1,210,600	(38,385)
BRL	Buy	06/02/15	UBS	3,683,853	3,602,272	(81,581)
BRL	Buy	06/02/15	UBS	13,196,446	12,767,067	(429,379)
BRL	Sell	05/14/15	BCLY	2,777,319	2,777,253	66
BRL	Sell	06/02/15	UBS	10,666,350	10,319,294	347,056
BRL	Sell	06/02/15	MSC	209,026	204,063	4,963
BRL	Sell	06/02/15	MSC	1,641,727	1,637,754	3,973
BRL	Sell	06/02/15	GSC	2,291,039	2,288,328	2,711
BRL	Sell	06/02/15	MSC	173,792	184,051	(10,259)
BRL	Sell	06/02/15	MSC	392,568	411,078	(18,510)
BRL	Sell	06/02/15	MSC	568,914	593,817	(24,903)
BRL	Sell	06/02/15	UBS	839,534	866,119	(26,585)
BRL	Sell	06/02/15	MSC	1,187,794	1,248,984	(61,190)
BRL	Sell	06/02/15	MSC	931,737	1,020,972	(89,235)
BRL	Sell	06/02/15	MSC	2,231,890	2,330,978	(99,088)
BRL	Sell	06/17/15	MSC	449,057	432,217	16,840
CAD	Buy	06/17/15	TDB	975,159	1,018,803	43,644
CAD	Sell	06/17/15	TDB	2,342,760	2,447,613	(104,853)
CLP	Buy	06/17/15	SCB	1,162,918	1,201,738	38,820
CLP	Buy	06/17/15	DEUT	1,163,468	1,201,738	38,270
CLP	Buy	06/17/15	BOA	2,363,330	2,397,796	34,466
CLP	Buy	06/17/15	SSG	2,973,846	2,997,855	24,009
CLP	Sell	06/17/15	SCB	643,239	646,443	(3,204)
CLP	Sell	06/17/15	DEUT	2,078,941	2,147,323	(68,382)
CLP	Sell	06/17/15	SCB	2,077,959	2,147,324	(69,365)
CNH	Buy	06/17/15	BCLY	286,011	286,737	726
CNH	Sell	06/17/15	JPM	5,457,934	5,565,887	(107,953)

The accompanying notes are an integral part of these financial statements.

51

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
COP	Buy	06/17/15	UBS	$2,477,131	$2,726,889	$249,758
COP	Buy	06/17/15	JPM	1,436,418	1,601,506	165,088
COP	Buy	06/17/15	BOA	1,309,483	1,442,798	133,315
COP	Buy	06/17/15	SCB	1,748,924	1,859,659	110,735
COP	Buy	06/17/15	CSFB	939,396	1,041,688	102,292
COP	Buy	06/17/15	SCB	1,527,925	1,609,821	81,896
COP	Buy	06/17/15	SSG	1,506,683	1,564,142	57,459
COP	Buy	06/17/15	SCB	1,040,175	1,092,885	52,710
COP	Sell	06/17/15	SCB	79,397	85,843	(6,446)
COP	Sell	06/17/15	SCB	604,919	611,555	(6,636)
COP	Sell	06/17/15	GSC	494,542	518,259	(23,717)
COP	Sell	06/17/15	SCB	629,721	689,792	(60,071)
COP	Sell	06/17/15	BOA	2,203,019	2,379,104	(176,085)
COP	Sell	06/17/15	BOA	2,714,765	2,991,149	(276,384)
COP	Sell	06/17/15	JPM	2,977,921	3,320,175	(342,254)
COP	Sell	06/17/15	UBS	5,135,484	5,653,271	(517,787)
CZK	Buy	06/17/15	HSBC	2,650,878	2,772,944	122,066
CZK	Buy	06/17/15	JPM	1,578,232	1,632,042	53,810
CZK	Sell	06/17/15	JPM	244,281	250,933	(6,652)
CZK	Sell	06/17/15	JPM	1,978,085	2,045,527	(67,442)
CZK	Sell	06/17/15	BOA	2,034,722	2,108,526	(73,804)
EUR	Buy	05/06/15	SSG	920,301	830,972	(89,329)
EUR	Buy	05/06/15	SSG	839,810	750,121	(89,689)
EUR	Buy	05/08/15	SSG	1,572,768	1,268,951	(303,817)
EUR	Buy	05/14/15	BCLY	2,763,621	2,891,870	128,249
EUR	Buy	06/17/15	DEUT	5,138,572	5,325,676	187,104
EUR	Buy	06/17/15	JPM	2,853,651	2,999,907	146,256
EUR	Buy	06/17/15	DEUT	3,452,978	3,572,923	119,945
EUR	Buy	06/17/15	DEUT	3,064,136	3,174,058	109,922
EUR	Buy	06/17/15	DEUT	626,296	646,047	19,751
EUR	Buy	06/17/15	JPM	554,863	567,398	12,535
EUR	Buy	06/17/15	DEUT	692,790	699,978	7,188
EUR	Buy	06/17/15	BNP	190,016	194,376	4,360
EUR	Buy	06/17/15	MSC	430,662	431,448	786
EUR	Buy	07/17/15	JPM	1,629,203	1,725,389	96,186
EUR	Buy	07/17/15	HSBC	21,227	22,480	1,253
EUR	Sell	05/04/15	DEUT	692,021	699,150	(7,129)
EUR	Sell	05/05/15	MSC	430,757	431,506	(749)
EUR	Sell	05/06/15	BNP	189,914	194,267	(4,353)
EUR	Sell	05/06/15	DEUT	1,335,035	1,386,825	(51,790)
EUR	Sell	05/08/15	SSG	470,908	387,423	83,485
EUR	Sell	05/14/15	GSC	1,324,207	1,401,575	(77,368)
EUR	Sell	06/17/15	CBK	734,153	747,168	(13,015)
EUR	Sell	06/17/15	MSC	2,071,800	2,117,912	(46,112)
EUR	Sell	06/17/15	MSC	1,469,464	1,516,806	(47,342)
EUR	Sell	06/17/15	HSBC	2,145,627	2,224,650	(79,023)
EUR	Sell	06/17/15	HSBC	3,610,538	3,814,488	(203,950)
EUR	Sell	06/17/15	NAB	5,422,822	5,731,282	(308,460)
EUR	Sell	06/17/15	RBS	5,405,643	5,730,159	(324,516)
EUR	Sell	09/25/15	UBS	1,923,159	2,008,633	(85,474)
EUR	Sell	10/22/15	JPM	1,351,108	1,409,488	(58,380)
GBP	Buy	05/05/15	RBS	244,952	242,520	(2,432)
GBP	Buy	05/05/15	GSC	1,289,879	1,277,066	(12,813)
GBP	Sell	06/17/15	BCLY	260,613	265,464	(4,851)
GBP	Sell	06/17/15	RBS	259,044	263,931	(4,887)
GBP	Sell	06/17/15	DEUT	2,199,692	2,278,700	(79,008)
HUF	Buy	06/17/15	DEUT	5,513,884	5,835,612	321,728
HUF	Buy	06/17/15	JPM	5,520,242	5,835,615	315,373
HUF	Buy	06/17/15	BOA	1,135,672	1,157,073	21,401

The accompanying notes are an integral part of these financial statements.

52

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
HUF	Buy	06/17/15	BOA	$1,020,919	$1,040,037	$19,118
HUF	Buy	06/17/15	DEUT	775,426	793,614	18,188
HUF	Buy	06/17/15	CBK	253,158	262,317	9,159
HUF	Sell	06/17/15	BCLY	406,133	410,919	(4,786)
HUF	Sell	06/17/15	HSBC	645,975	662,714	(16,739)
HUF	Sell	06/17/15	JPM	2,824,368	2,927,018	(102,650)
HUF	Sell	06/18/15	BCLY	994,137	1,056,714	(62,577)
IDR	Buy	05/05/15	SSG	14,341	14,327	(14)
IDR	Buy	06/17/15	JPM	5,148,125	5,352,372	204,247
IDR	Buy	06/17/15	CSFB	1,005,613	1,039,750	34,137
IDR	Buy	06/17/15	CSFB	228,729	237,716	8,987
IDR	Buy	06/17/15	CSFB	861,046	867,592	6,546
IDR	Buy	06/17/15	DEUT	862,026	867,592	5,566
IDR	Buy	06/17/15	BCLY	858,483	859,765	1,282
IDR	Buy	06/17/15	BOA	650,420	651,143	723
IDR	Buy	06/17/15	BCLY	1,358,573	1,352,302	(6,271)
IDR	Sell	05/05/15	SSG	1,408,618	1,409,957	(1,339)
IDR	Sell	06/17/15	BOA	1,632,466	1,628,047	4,419
IDR	Sell	06/17/15	BCLY	95,891	97,133	(1,242)
IDR	Sell	06/17/15	BCLY	1,169,905	1,172,545	(2,640)
IDR	Sell	06/17/15	DEUT	1,339,732	1,343,062	(3,330)
IDR	Sell	06/17/15	DEUT	588,351	593,947	(5,596)
IDR	Sell	06/17/15	BOA	1,178,195	1,196,598	(18,403)
IDR	Sell	06/17/15	JPM	6,355,123	6,607,257	(252,134)
ILS	Buy	06/17/15	CBK	2,162,443	2,265,218	102,775
ILS	Buy	06/17/15	JPM	145,738	148,925	3,187
ILS	Sell	06/17/15	CBK	142,168	148,925	(6,757)
ILS	Sell	06/17/15	JPM	2,216,736	2,265,218	(48,482)
INR	Buy	06/17/15	JPM	5,310,113	5,286,126	(23,987)
INR	Sell	06/17/15	BCLY	1,208,437	1,205,238	3,199
INR	Sell	06/17/15	BCLY	109,770	107,683	2,087
KRW	Buy	06/17/15	CBK	2,382,933	2,509,954	127,021
KRW	Buy	06/17/15	CBK	2,394,049	2,509,953	115,904
KRW	Buy	06/17/15	BOA	2,777,326	2,827,622	50,296
KRW	Sell	06/17/15	BCLY	1,305,369	1,377,164	(71,795)
KRW	Sell	06/17/15	CBK	3,802,619	3,986,717	(184,098)
KRW	Sell	06/17/15	CBK	3,784,961	3,986,716	(201,755)
MXN	Buy	05/06/15	MSC	246,472	244,646	(1,826)
MXN	Buy	05/06/15	DEUT	1,340,058	1,301,740	(38,318)
MXN	Buy	06/17/15	MSC	9,869,771	10,007,394	137,623
MXN	Buy	06/17/15	RBC	9,872,036	10,007,329	135,293
MXN	Buy	06/17/15	CSFB	476,348	481,325	4,977
MXN	Buy	10/22/15	JPM	1,322,178	1,327,905	5,727
MXN	Sell	05/04/15	DEUT	942,774	937,016	5,758
MXN	Sell	05/06/15	SSG	905,642	811,144	94,498
MXN	Sell	05/06/15	SSG	822,804	735,242	87,562
MXN	Sell	06/17/15	CSFB	1,196,649	1,164,468	32,181
MXN	Sell	06/17/15	RBC	1,015,038	992,854	22,184
MXN	Sell	06/17/15	SCB	876,250	854,952	21,298
MXN	Sell	06/17/15	TDB	945,169	938,421	6,748
MXN	Sell	06/17/15	BCLY	578,740	574,211	4,529
MXN	Sell	06/17/15	CSFB	261,001	256,576	4,425
MXN	Sell	06/17/15	DEUT	142,804	139,526	3,278
MXN	Sell	06/17/15	MSC	245,730	243,910	1,820
MYR	Buy	06/17/15	HSBC	11,655,331	12,216,957	561,626
MYR	Buy	06/17/15	DEUT	1,955,074	2,044,034	88,960
MYR	Buy	06/17/15	CBK	1,692,513	1,769,763	77,250
MYR	Buy	06/17/15	DEUT	1,290,582	1,344,796	54,214
MYR	Buy	06/17/15	DEUT	1,005,257	1,042,567	37,310

The accompanying notes are an integral part of these financial statements.

53

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
MYR	Buy	06/17/15	MSC	$533,441	$556,371	$22,930
MYR	Buy	06/17/15	BOA	426,790	425,806	(984)
MYR	Sell	06/17/15	SCB	811,268	805,201	6,067
MYR	Sell	06/17/15	DEUT	89,151	90,865	(1,714)
MYR	Sell	06/17/15	UBS	135,870	139,792	(3,922)
MYR	Sell	06/17/15	DEUT	140,191	145,943	(5,752)
MYR	Sell	06/17/15	DEUT	173,563	180,611	(7,048)
MYR	Sell	06/17/15	DEUT	349,454	362,619	(13,165)
MYR	Sell	06/17/15	CBK	1,165,231	1,210,596	(45,365)
MYR	Sell	06/17/15	HSBC	6,643,995	6,964,144	(320,149)
NGN	Buy	04/01/16	CBK	194,062	224,825	30,763
NGN	Buy	04/01/16	CBK	118,333	137,092	18,759
NGN	Buy	04/01/16	CBK	99,873	113,239	13,366
NGN	Buy	04/01/16	CBK	98,107	111,457	13,350
NGN	Buy	04/01/16	CBK	86,743	98,838	12,095
NZD	Buy	06/17/15	WEST	328,790	345,633	16,843
NZD	Buy	06/17/15	CBA	328,945	345,634	16,689
NZD	Sell	06/17/15	CBA	990,448	1,040,697	(50,249)
NZD	Sell	06/17/15	WEST	989,983	1,040,698	(50,715)
PEN	Buy	06/17/15	SCB	975,771	982,979	7,208
PEN	Buy	06/17/15	SSG	980,095	983,297	3,202
PEN	Buy	06/17/15	SSG	528,673	531,271	2,598
PEN	Buy	06/17/15	UBS	470,121	468,825	(1,296)
PEN	Buy	06/17/15	BNP	326,139	323,328	(2,811)
PEN	Buy	01/22/16	CBK	1,484,138	1,431,441	(52,697)
PEN	Sell	06/17/15	BNP	1,505,376	1,486,673	18,703
PEN	Sell	06/17/15	SSG	563,255	561,703	1,552
PEN	Sell	06/17/15	SSG	70,570	70,689	(119)
PEN	Sell	06/17/15	SSG	438,530	438,711	(181)
PEN	Sell	06/17/15	SSG	78,889	79,247	(358)
PEN	Sell	06/17/15	SSG	1,743,444	1,749,139	(5,695)
PEN	Sell	06/17/15	SCB	1,736,312	1,749,139	(12,827)
PHP	Buy	06/17/15	UBS	1,900,292	1,894,838	(5,454)
PHP	Buy	06/17/15	JPM	3,378,047	3,366,461	(11,586)
PHP	Sell	06/17/15	BCLY	1,390,063	1,384,517	5,546
PLN	Buy	05/08/15	SSG	464,023	394,361	(69,662)
PLN	Buy	06/17/15	BOA	6,418,442	6,941,694	523,252
PLN	Buy	06/17/15	JPM	6,433,216	6,941,972	508,756
PLN	Buy	06/17/15	HSBC	2,129,370	2,240,867	111,497
PLN	Buy	06/17/15	MSC	2,404,547	2,502,948	98,401
PLN	Buy	06/17/15	HSBC	1,934,159	2,024,545	90,386
PLN	Buy	06/17/15	DEUT	1,734,195	1,822,368	88,173
PLN	Buy	06/17/15	MSC	712,516	773,765	61,249
PLN	Buy	06/17/15	MSC	1,506,426	1,565,556	59,130
PLN	Buy	06/17/15	CSFB	384,328	417,390	33,062
PLN	Buy	09/25/15	UBS	1,898,479	1,968,410	69,931
PLN	Sell	05/08/15	SSG	1,541,581	1,321,943	219,638
PLN	Sell	06/17/15	JPM	1,303,185	1,318,727	(15,542)
PLN	Sell	06/17/15	BOA	415,476	435,416	(19,940)
PLN	Sell	06/17/15	JPM	581,841	610,137	(28,296)
PLN	Sell	06/17/15	BOA	1,112,831	1,156,487	(43,656)
PLN	Sell	06/17/15	DEUT	3,047,941	3,129,726	(81,785)
PLN	Sell	06/17/15	DEUT	4,147,218	4,268,185	(120,967)
PLN	Sell	06/17/15	DEUT	3,445,289	3,616,448	(171,159)
RON	Buy	06/17/15	BNP	1,709,807	1,811,541	101,734
RON	Buy	06/17/15	CBK	915,652	978,040	62,388
RON	Buy	06/17/15	JPM	998,920	1,031,797	32,877
RON	Buy	06/17/15	MSC	208,651	221,878	13,227
RON	Buy	06/17/15	MSC	340,415	351,455	11,040

The accompanying notes are an integral part of these financial statements.

54

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
RON	Sell	06/17/15	DEUT	$62,585	$64,662	$(2,077)
RON	Sell	06/17/15	JPM	263,948	267,522	(3,574)
RON	Sell	06/17/15	CBK	91,399	97,626	(6,227)
RUB	Buy	06/17/15	CBK	4,700,460	5,840,241	1,139,781
RUB	Buy	06/17/15	JPM	4,744,152	5,840,242	1,096,090
RUB	Buy	09/16/15	DEUT	1,395,858	1,746,927	351,069
RUB	Sell	06/17/15	GSC	397,853	395,840	2,013
RUB	Sell	06/17/15	DEUT	203,529	202,383	1,146
RUB	Sell	06/17/15	JPM	396,941	395,917	1,024
RUB	Sell	06/17/15	DEUT	202,478	202,612	(134)
RUB	Sell	06/17/15	CSFB	198,286	198,531	(245)
RUB	Sell	06/17/15	CSFB	222,292	223,456	(1,164)
RUB	Sell	06/17/15	CSFB	359,249	361,131	(1,882)
RUB	Sell	06/17/15	DEUT	194,192	197,024	(2,832)
RUB	Sell	06/17/15	JPM	31,135	35,567	(4,432)
RUB	Sell	06/17/15	JPM	736,372	740,931	(4,559)
RUB	Sell	06/17/15	DEUT	154,215	176,198	(21,983)
RUB	Sell	06/17/15	JPM	224,583	256,640	(32,057)
RUB	Sell	06/17/15	DEUT	633,560	709,254	(75,694)
RUB	Sell	06/17/15	JPM	668,007	763,741	(95,734)
RUB	Sell	06/17/15	CSFB	1,283,907	1,443,912	(160,005)
RUB	Sell	06/17/15	JPM	807,853	992,651	(184,798)
RUB	Sell	06/17/15	GSC	1,316,003	1,500,839	(184,836)
THB	Buy	06/17/15	SCB	3,116,109	3,135,033	18,924
THB	Buy	06/17/15	MSC	295,250	297,450	2,200
THB	Buy	06/17/15	JPM	10,752,423	10,754,374	1,951
THB	Buy	06/17/15	BCLY	575,268	577,028	1,760
THB	Buy	06/17/15	BCLY	890,575	888,713	(1,862)
THB	Buy	06/17/15	DEUT	1,446,939	1,424,849	(22,090)
THB	Sell	05/07/15	SSG	937,393	932,885	4,508
THB	Sell	06/17/15	CBK	815,121	806,627	8,494
THB	Sell	06/17/15	JPM	576,008	571,273	4,735
THB	Sell	06/17/15	CSFB	419,187	415,581	3,606
TRY	Buy	06/17/15	CSFB	378,512	376,591	(1,921)
TRY	Buy	06/17/15	MSC	233,968	230,528	(3,440)
TRY	Buy	06/17/15	DEUT	244,124	237,905	(6,219)
TRY	Buy	06/17/15	CBK	681,314	674,987	(6,327)
TRY	Buy	06/17/15	UBS	1,693,333	1,685,623	(7,710)
TRY	Buy	06/17/15	BOA	661,262	652,856	(8,406)
TRY	Buy	06/17/15	JPM	678,509	668,347	(10,162)
TRY	Buy	06/17/15	BNP	632,098	614,865	(17,233)
TRY	Buy	06/17/15	DEUT	987,952	969,325	(18,627)
TRY	Buy	06/17/15	JPM	11,417,069	11,349,000	(68,069)
TRY	Sell	05/04/15	WEST	952,111	946,536	5,575
TRY	Sell	05/04/15	CSFB	187,071	186,469	602
TRY	Sell	05/05/15	CSFB	196,117	195,540	577
TRY	Sell	05/29/15	HSBC	74,134	75,292	(1,158)
TRY	Sell	06/17/15	JPM	3,207,421	3,188,298	19,123
TRY	Sell	06/17/15	HSBC	1,076,088	1,067,807	8,281
TRY	Sell	06/17/15	JPM	230,194	228,684	1,510
ZAR	Buy	05/29/15	JPM	25,411	26,098	687
ZAR	Buy	06/17/15	JPM	15,355,378	15,935,461	580,083
ZAR	Buy	06/17/15	MSC	176,984	185,131	8,147
ZAR	Buy	06/17/15	DEUT	1,587,299	1,578,619	(8,680)
ZAR	Sell	05/04/15	JPM	773,811	769,098	4,713
ZAR	Sell	06/17/15	JPM	319,363	317,726	1,637
ZAR	Sell	06/17/15	CBK	49,542	50,953	(1,411)
ZAR	Sell	06/17/15	CSFB	996,130	1,002,377	(6,247)

The accompanying notes are an integral part of these financial statements.

55

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
ZAR	Sell	06/17/15	DEUT	$873,559	$921,486	$(47,927)
ZAR	Sell	06/17/15	JPM	3,933,304	4,081,893	(148,589)

Total						$3,298,119

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korea Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Other Abbreviations:
BUBOR	Budapest Interbank Offered Rate
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CD	Certificate of Deposit
JIBAR	Johannesburg Interbank Agreed Rate
JSC	Joint Stock Company
KSDA	Korea Securities Dealers Association
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

56

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Corporate Bonds	$101,758,158	$—	$101,758,158	$—
Foreign Government Obligations	163,113,593	—	163,113,593	—
Short-Term Investments	11,540,024	11,540,024	—	—
Purchased Options	431,462	—	431,462	—

Total	$276,843,237	$11,540,024	$265,303,213	$—

Foreign Currency Contracts (2)	$11,490,921	$—	$11,490,921	$—
Futures Contracts (2)	24,648	24,648	—	—
Swaps - Interest Rate (2)	565,911	—	565,911	—

Total	$12,081,480	$24,648	$12,056,832	$—

Liabilities
Foreign Currency Contracts (2)	$(8,192,802)	$—	$(8,192,802)	$—
Futures Contracts (2)	(28,928)	(28,928)	—	—
Swaps - Interest Rate (2)	(822,636)	—	(822,636)	—
Written Options	(269,548)	—	(269,548)	—

Total	$(9,313,914)	$(28,928)	$(9,284,986)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Corporate Bonds and Foreign Government Obligations	Total
Beginning balance	$2,047,796	$2,047,796
Purchases	1,970,917	1,970,917
Sales	(1,063,517)	(1,063,517)
Accrued discounts/(premiums)	18,561	18,561
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(27,806)	(27,806)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(2,945,951)	(2,945,951)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

57

The Hartford Floating Rate Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Baa / BBB	0.6%
Ba / BB	34.4
B	46.9
Caa / CCC or Lower	5.0
Not Rated	7.4
Non-Debt Securities and Other Short-Term Instruments	6.5
Other Assets & Liabilities	(0.8)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Exchange Traded Funds	1.6

Total	1.7%

Fixed Income Securities
Corporate Bonds	7.3%
Senior Floating Rate Interests	87.0

Total	94.3%

Short-Term Investments	4.8%
Other Assets & Liabilities	(0.8)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

58

The Hartford Floating Rate Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 7.3%
		Auto Parts & Equipment - 0.2%
		Titan International, Inc.
$	9,000,000	6.88%, 10/01/2020	$8,167,500

		Chemicals - 0.3%
		Hexion U.S. Finance Corp / Hexion Nova Scotia Finance ULC
	4,500,000	8.88%, 02/01/2018	4,010,625
		Hexion U.S. Finance Corp.
	10,816,000	6.63%, 04/15/2020	10,112,960
		Momentive Performance Materials, Inc.
	4,050,000	3.88%, 10/24/2021	3,624,750

			17,748,335

		Coal - 0.0%
		Peabody Energy Corp.
	3,000,000	6.00%, 11/15/2018	2,364,375

		Commercial Banks - 2.4%
		Access Bank plc
	7,000,000	9.25%, 06/24/2021 (1)(2)	6,651,400
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	7,400,000	7.00%, 02/19/2019 (2)(3)(4)	8,516,816
		Banco do Brasil S.A.
$	3,290,000	9.00%, 06/18/2024 (1)(2)(3)	3,043,250
		Banco Santander S.A.
EUR	9,300,000	6.25%, 03/12/2019 (2)(3)(4)	10,481,663
		Bank of Ireland
	4,925,000	10.00%, 07/30/2016 (4)	5,944,700
		Barclays Bank plc
$	8,825,000	8.25%, 12/15/2018 (2)(3)	9,400,372
		Credit Agricole S.A.
	4,600,000	6.63%, 09/23/2019 (1)(2)(3)	4,648,125
	5,150,000	7.88%, 01/23/2024 (1)(2)(3)	5,507,039
		Credit Suisse Group AG
	5,490,000	6.25%, 12/18/2024 (1)(2)(3)	5,435,100
	9,000,000	7.50%, 12/11/2023 (1)(2)(3)	9,630,000
		Halyk Savings Bank of Kazakhstan JSC
	5,000,000	7.25%, 05/03/2017 (4)	5,139,300
		HSBC Holdings plc
	4,220,000	6.38%, 03/30/2025 (2)(3)	4,357,150
		ING Groep N.V.
	1,695,000	6.00%, 04/16/2020 (2)(3)	1,687,584
		Lloyds Banking Group plc
GBP	8,000,000	7.00%, 06/27/2019 (2)(3)(4)	12,572,015
		Societe Generale S.A.
$	9,415,000	6.00%, 01/27/2020 (1)(2)(3)	8,973,437
	12,150,000	8.25%, 11/29/2018 (3)(4)	12,909,375
		UniCredit S.p.A.
	9,200,000	8.00%, 06/03/2024 (2)(3)(4)	9,402,400
		VTB Bank OJSC Via VTB Capital S.A.
	2,030,000	6.95%, 10/17/2022 (4)	1,860,658

			126,160,384

		Commercial Services - 0.2%
		Ancestry.com Holdings LLC
	9,100,000	9.63%, 10/15/2018 (1)(5)	9,327,500

		Diversified Financial Services - 0.2%
		CIMPOR Financial Operations B.V.
	4,000,000	5.75%, 07/17/2024 (1)	3,620,000
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	4,795,000	6.50%, 07/01/2021	4,675,125

			8,295,125

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 7.3% - (continued)
		Electric - 0.3%
		Dynegy, Inc.
$	5,710,000	6.75%, 11/01/2019 (1)	$5,966,950
		GenOn Energy, Inc.
	8,000,000	7.88%, 06/15/2017	8,020,000

			13,986,950

		Engineering & Construction - 0.4%
		Abengoa Finance
EUR	3,630,000	6.00%, 03/31/2021 (1)	3,811,009
		Abengoa Greenfield S.A.
$	10,000,000	6.50%, 10/01/2019 (1)	9,375,000
		Empresas ICA S.A.B. de C.V.
	9,715,000	8.88%, 05/29/2024 (1)	8,476,337

			21,662,346

		Food - 0.4%
		Iceland Bondco plc
GBP	10,335,000	4.82%, 07/15/2020 (1)(2)	13,325,945
		Marfrig Holding Europe B.V.
$	10,000,000	6.88%, 06/24/2019 (1)	8,900,000

			22,225,945

		Forest Products & Paper - 0.1%
		Tembec Industries, Inc.
	7,685,000	9.00%, 12/15/2019 (1)	7,838,700

		Holding Companies-Diversified - 0.2%
		Equiniti Newco 2 plc
GBP	7,000,000	6.31%, 12/15/2018 (1)(2)	10,422,647

		Lodging - 0.5%
		Chester Downs & Marina LLC / Chester Downs Finance Corp.
$	12,189,000	9.25%, 02/01/2020 (1)	9,324,585
		Cirsa Funding Luxemburg Co.
EUR	6,580,000	5.88%, 05/15/2023 (1)	7,330,058
		Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp.
$	8,075,000	6.38%, 06/01/2021 (1)	7,691,438

			24,346,081

		Metal Fabricate/Hardware - 0.1%
		TMK OAO Via TMK Capital S.A.
	8,000,000	6.75%, 04/03/2020 (4)	6,808,000

		Oil & Gas - 0.8%
		American Energy-Permian Basin LLC / AEPB Finance Corp.
	18,600,000	6.78%, 08/01/2019 (1)(2)	13,950,000
		KCA Deutag UK Finance plc
	6,065,000	7.25%, 05/15/2021 (1)	5,200,737
		Kosmos Energy Ltd.
	2,500,000	7.88%, 08/01/2021 (4)	2,425,000
		Paragon Offshore plc
	8,570,000	7.25%, 08/15/2024 (1)	3,556,550
		Rice Energy, Inc.
	1,600,000	7.25%, 05/01/2023 (1)	1,664,000
		Rosetta Resources, Inc.
	2,310,000	5.63%, 05/01/2021	2,312,888
	2,690,000	5.88%, 06/01/2022	2,683,275
		Shelf Drilling Holdings Ltd.
	6,065,000	8.63%, 11/01/2018 (1)	5,261,387
		Ultra Petroleum Corp.
	2,180,000	6.13%, 10/01/2024 (1)	1,923,850

The accompanying notes are an integral part of these financial statements.

59

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 7.3% - (continued)
		Oil & Gas - 0.8% - (continued)
		YPF S.A.
$	6,000,000	8.88%, 12/19/2018 (4)	$6,337,500

			45,315,187

		Oil & Gas Services - 0.1%
		Borets Finance Ltd. Co.
	6,500,000	7.63%, 09/26/2018 (4)	5,135,000

		Packaging & Containers - 0.2%
		Ardagh Finance Holdings S.A.
EUR	3,200,698	8.38%, 06/15/2019 (1)(5)	3,812,772
$	5,762,017	8.63%, 06/15/2019 (1)(5)	6,150,953

			9,963,725

		Retail - 0.2%
		Claire’s Stores, Inc.
	10,000,000	9.00%, 03/15/2019 (1)	8,926,000
		Michaels FinCo Holdings LLC / Michaels FinCo, Inc.
	1,167,000	7.50%, 08/01/2018 (1)(5)	1,190,340

			10,116,340

		Savings & Loans - 0.2%
		Nationwide Building Society
GBP	7,600,000	6.88%, 06/20/2019 (3)(4)	11,724,326

		Software - 0.2%
		First Data Corp.
$	2,110,000	8.25%, 01/15/2021 (1)	2,237,254
	3,492,000	11.75%, 08/15/2021	4,007,070
		Infor Software Parent LLC
	5,165,000	7.13%, 05/01/2021 (1)(5)	5,177,913

			11,422,237

		Telecommunications - 0.3%
		Wind Acquisition Finance S.A.
EUR	3,730,000	4.01%, 07/15/2020 (1)(2)	4,182,995
	8,375,000	5.25%, 04/30/2019 (1)(2)	9,485,681

			13,668,676

		Total Corporate Bonds (cost $418,155,277)	$386,699,379

SENIOR FLOATING RATE INTERESTS - 87.0% (6)
		Aerospace/Defense - 0.2%
		Fly Funding II
$	8,801,336	4.50%, 08/09/2019	$8,813,922

		Agriculture - 0.3%
		Pinnacle Operating Corp.
	15,435,833	4.75%, 11/15/2018	15,455,128

		Airlines - 0.3%
		American Airlines, Inc.
	14,991,873	3.75%, 06/27/2019	15,044,944

		Auto Manufacturers - 0.6%
		Navistar International Corp.
	33,676,895	5.75%, 08/17/2017	33,824,400

		Auto Parts & Equipment - 0.3%
		CS Intermediate Holdco 2 LLC
	11,805,788	4.00%, 04/04/2021	11,857,497
		Tower Automotive Holdings USA LLC
	6,519,506	4.00%, 04/23/2020	6,511,357

			18,368,854

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 87.0% (6) - (continued)
		Beverages - 0.5%
		Charger OpCo B.V.
$	24,250,000	3.50%, 07/23/2021	$24,325,902

		Biotechnology - 0.3%
		PQ Corp.
	14,617,843	4.00%, 08/07/2017	14,619,889

		Chemicals - 2.8%
		AIlnex (Luxembourg) & Cy SCA
	3,715,389	4.50%, 10/03/2019	3,738,610
		AIlnex USA, Inc.
	1,927,736	4.50%, 10/03/2019	1,939,785
		Ferro Corp.
	7,094,350	4.00%, 07/31/2021	7,067,746
		Hii Holding Corp.
	13,188,906	4.00%, 12/20/2019	13,188,906
		Ineos U.S. Finance LLC
	41,390,050	3.75%, 05/04/2018	41,447,168
	2,330,000	4.25%, 03/31/2022	2,343,118
		Nexeo Solutions LLC
	11,041,528	5.00%, 09/08/2017	10,889,707
	10,681,125	5.00%, 09/08/2017	10,534,259
		Solenis International L.P. Co.
	9,984,825	4.25%, 07/31/2021	10,022,268
EUR	2,985,000	4.50%, 07/31/2021	3,362,198
		Univar, Inc.
$	46,658,352	5.00%, 06/30/2017	46,816,058

			151,349,823

		Coal - 1.7%
		American Energy - Marcellus LLC
	21,880,000	5.25%, 08/04/2020	18,014,460
	3,335,000	8.50%, 08/04/2021	2,403,301
		Arch Coal, Inc.
	69,914,315	6.25%, 05/16/2018	51,978,497
		Peabody Energy
	22,236,642	4.25%, 09/24/2020	20,018,092

			92,414,350

		Commercial Services - 6.8%
		Acosta Holdco, Inc.
	35,820,000	5.00%, 09/26/2021	36,207,931
		Affinion Group, Inc.
	25,843,922	6.75%, 04/30/2018	24,731,599
		AlixPartners LLP
	14,220,301	4.00%, 07/10/2020	14,291,119
	4,575,000	9.00%, 07/10/2021	4,615,031
		Alliance Laundry System LLC
	12,879,440	4.25%, 12/10/2018	12,911,638
		Brickman Group Holdings, Inc.
	11,912,388	7.50%, 12/17/2021	12,006,734
		Brickman Group Ltd.
	40,592,160	4.00%, 12/18/2020	40,629,098
		Brock Holdings III, Inc.
	16,928,352	6.00%, 03/16/2017	16,674,427
	5,898,000	10.00%, 03/16/2018	5,514,630
		Capital Automotive L.P.
	5,969,660	4.00%, 04/10/2019	5,997,658
	3,805,000	6.00%, 04/30/2020	3,881,100
		Interactive Data Corp.
	19,350,881	4.75%, 05/02/2021	19,465,826
		LM U.S. Member LLC
	16,652,332	4.75%, 10/25/2019	16,731,431

The accompanying notes are an integral part of these financial statements.

60

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 87.0% (6) - (continued)
		Commercial Services - 6.8% - (continued)
$	660,917	4.75%, 10/25/2019	$664,057
		Minimax GmbH & Co.
	7,575,280	4.25%, 08/14/2020	7,622,625
EUR	2,649,536	4.25%, 08/17/2020	3,008,500
		Moneygram International, Inc.
$	8,040,148	4.25%, 03/27/2020	7,557,739
		Quikrete Holdings, Inc.
	17,120,501	4.00%, 09/28/2020	17,170,493
	7,104,632	7.00%, 03/26/2021	7,140,155
		RH Donnelley, Inc.
	3,894,131	9.75%, 12/31/2016	2,568,179
		ServiceMaster Co.
	36,328,192	4.25%, 07/01/2021	36,432,090
		Summit Materials LLC
	10,706,500	5.00%, 01/30/2019	10,706,500
		TransUnion LLC
	17,075,210	4.00%, 04/09/2021	17,144,535
		US Coatings Acquisition, Inc.
	11,894,387	3.75%, 02/01/2020	11,918,176
		Vantiv Holding LLC
	8,700,322	3.75%, 06/13/2021	8,730,251
		Weight Watchers International, Inc.
	27,120,266	4.00%, 04/02/2020	14,425,812

			358,747,334

		Distribution/Wholesale - 1.0%
		FPC Holdings, Inc.
	15,640,000	5.25%, 11/19/2019	15,513,003
		HD Supply, Inc.
	18,629,314	4.00%, 06/28/2018	18,687,624
		Power Buyer LLC
	15,645,767	4.25%, 05/06/2020	15,626,209
	837,545	4.25%, 05/06/2020	836,498
	2,665,000	8.25%, 11/06/2020	2,608,369

			53,271,703

		Diversified Financial Services - 4.7%
		Grosvenor Capital Management Holdings L.P.
	9,702,548	3.75%, 01/04/2021	9,690,420
		Guggenheim Partners Investment Management
	15,070,488	4.25%, 07/22/2020	15,183,516
		Ipreo Holdings LLC
	8,571,925	4.00%, 08/06/2021	8,559,067
		Nets Holding A/S
EUR	13,150,000	4.25%, 07/09/2021	14,843,881
		RBS Holding Co. LLC
$	11,715,922	9.50%, 03/23/2017	8,201,146
		ReAble Therapeutics Finance LLC
	17,983,555	4.25%, 09/15/2017	17,972,405
		RP Crown Parent LLC
	16,577,026	6.00%, 12/21/2018	16,095,298
		SAM Finance
	31,283,689	4.25%, 12/17/2020	31,426,968
EUR	7,900,000	4.50%, 12/17/2020	8,896,416
		Samson Investment Co.
$	35,075,000	5.00%, 09/25/2018	16,695,700
		Silver II U.S. Holdings LLC
	49,271,849	4.00%, 12/13/2019	48,027,735
		Vikings Mergers & Acquisitions
	8,271,856	6.00%, 11/05/2016	8,290,467

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 87.0% (6) - (continued)
		Diversified Financial Services - 4.7% - (continued)
		Walter Investment Management Corp.
$	48,032,220	4.75%, 12/19/2020	$45,830,903

			249,713,922

		Electric - 4.7%
		Calpine Corp.
	11,615,000	3.00%, 05/03/2020	11,546,588
	33,170,686	3.25%, 01/31/2022	32,997,867
	18,413,371	4.00%, 04/01/2018	18,509,672
	12,846,722	4.00%, 10/09/2019	12,900,293
	4,221,563	4.00%, 10/30/2020	4,241,615
		Chief Exploration & Development LLC
	17,650,000	7.50%, 05/12/2021	16,688,075
		Energy Future Intermediate Holding Co. LLC
	14,205,000	4.25%, 06/19/2016	14,281,991
		ExGen Texas Power LLC
	10,933,632	5.75%, 09/16/2021	11,042,968
		LA Frontera Generation LLC
	8,917,985	4.50%, 09/30/2020	8,934,750
		Pike Corp.
	13,526,100	5.50%, 12/22/2021	13,526,100
	8,625,000	9.50%, 06/22/2022	8,545,909
		Seadrill Partners Finco LLC
	48,204,259	4.00%, 02/21/2021	39,406,982
		Star West Generation LLC
	10,017,652	4.25%, 03/13/2020	10,055,218
		Texas Competitive Electric Holdings Co. LLC
	75,000,000	4.67%, 10/10/2017 (7)	46,363,500

			249,041,528

		Electronics - 1.5%
		CDW LLC
	33,791,165	3.25%, 04/29/2020	33,744,871
		Ceridian LLC
	18,458,944	4.50%, 09/15/2020	18,366,649
		Eagle Parent, Inc.
	30,133,449	4.00%, 05/16/2018	30,246,449
		Provo Craft & Novelty, Inc.
	8,021,967	0.00%, 03/22/2016 (8)(9)(10)	—

			82,357,969

		Energy-Alternate Sources - 0.1%
		EMG Utica LLC
	4,800,000	4.75%, 03/27/2020	4,584,000

		Entertainment - 2.4%
		CityCenter Holdings LLC
	25,073,309	4.25%, 10/16/2020	25,230,017
		Party City Holdings, Inc.
	24,577,065	4.00%, 07/27/2019	24,635,067
		Scientific Games Corp.
	30,742,950	6.00%, 10/01/2021	31,050,380
		Tribune Co.
	33,964,714	4.00%, 12/27/2020	34,113,479
		US Finco LLC
	6,661,350	4.00%, 05/29/2020	6,653,023
	6,212,378	8.25%, 11/30/2020	6,142,488

			127,824,454

The accompanying notes are an integral part of these financial statements.

61

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 87.0% (6) - (continued)
		Environmental Control - 0.6%
		ADS Waste Holdings, Inc.
$	30,294,187	3.75%, 10/09/2019	$30,203,305

		Food - 2.3%
		Albertson’s Holdings LLC
	31,395,000	5.50%, 08/25/2021	31,713,345
		Burtons Foods Ltd.
GBP	6,300,000	5.57%, 11/27/2020	8,558,390
		Hostess Brands, Inc.
$	14,588,453	6.75%, 04/09/2020	14,843,751
		JBS USA LLC
	19,389,410	3.75%, 05/25/2018	19,437,883
	6,997,914	3.75%, 09/18/2020	7,006,662
		Roundy’s Supermarkets, Inc.
	21,918,209	5.75%, 03/03/2021	21,135,510
		U.S. Foods, Inc.
	21,765,278	4.50%, 03/31/2019	21,828,833

			124,524,374

		Food Service - 0.3%
		CJ Holding Co.
	4,500,000	7.25%, 03/24/2022	4,230,000
		Hearthside Food Solutions
	11,964,588	4.50%, 06/02/2021	12,014,480

			16,244,480

		Forest Products & Paper - 0.3%
		Wilsonart LLC
	15,955,989	4.00%, 10/31/2019	15,929,343

		Hand/Machine Tools - 0.5%
		Ameriforge Group, Inc.
	10,416,957	5.00%, 12/19/2019	9,075,774
		Apex Tool Group LLC
	16,845,895	4.50%, 01/31/2020	16,814,393

			25,890,167

		Healthcare-Products - 0.7%
		Immucor, Inc.
	17,176,964	5.00%, 08/17/2018	17,236,053
		Milk Specialties Co.
	7,053,453	8.25%, 11/07/2018	7,088,720
		Truven Health Analytics
	12,204,074	4.50%, 06/06/2019	12,209,199

			36,533,972

		Healthcare-Services - 6.4%
		AccentCare, Inc.
	5,745,397	6.50%, 12/22/2016	5,515,581
		Air Medical Group Holdings, Inc.
	12,500,000	0.00%, 04/06/2022 (11)	12,486,625
		Alere, Inc.
	21,227,906	4.25%, 06/30/2017	21,339,353
		American Renal Holdings, Inc.
	19,905,660	4.50%, 09/22/2019	19,905,660
	11,234,739	8.50%, 03/20/2020	11,192,609
		Ardent Medical Services, Inc.
	6,339,145	6.75%, 07/02/2018	6,347,069
		Aspen Dental Management, Inc.
	5,665,000	0.00%, 04/10/2022 (11)	5,696,894
		Dialysis Newco, Inc.
	5,632,438	4.50%, 04/23/2021	5,639,478
		DSI Renal, Inc.
	6,200,000	7.75%, 10/22/2021	6,200,000

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 87.0% (6) - (continued)
		Healthcare-Services - 6.4% - (continued)
		Emergency Medical Services Corp.
$	27,264,043	4.00%, 05/25/2018	$27,381,006
		Healogics, Inc.
	10,220,595	5.25%, 07/01/2021	10,278,137
		IASIS Healthcare LLC
	18,068,522	4.50%, 05/03/2018	18,125,076
		IMS Health, Inc.
	12,251,586	3.50%, 03/17/2021	12,245,461
		InVentiv Health, Inc.
	15,310,851	7.75%, 05/15/2018	15,272,574
	17,418,355	7.75%, 05/15/2018	17,425,670
		MPH Acquisition Holdings LLC
	16,138,374	3.75%, 03/31/2021	16,124,818
		Opal Acquisition, Inc.
	26,662,410	5.00%, 11/27/2020	26,695,738
		Ortho-Clinical Diagnostics, Inc.
	35,320,687	4.75%, 06/30/2021	35,197,065
		STHI Holding Corp.
	13,089,225	4.50%, 08/06/2021	13,067,366
		Surgery Center Holdings, Inc.
	12,897,675	5.25%, 11/03/2020	12,994,407
	11,200,000	8.50%, 11/03/2021	11,125,296
		U.S. Renal Care, Inc.
	21,293,009	4.25%, 07/03/2019	21,390,531
	3,510,000	8.50%, 01/03/2020	3,545,100
	2,666,000	10.25%, 01/03/2020	2,682,662

			337,874,176

		Home Furnishings - 0.2%
		Hillman Group
	12,426,150	4.50%, 06/30/2021	12,433,978

		Insurance - 3.9%
		Asurion LLC
	7,299,852	4.25%, 07/08/2020	7,314,670
	34,916,280	5.00%, 05/24/2019	35,084,576
	11,215,000	8.50%, 03/03/2021	11,366,403
		CGSC of Delaware Holdings Corp.
	9,260,063	5.00%, 04/16/2020	8,797,059
	5,140,000	8.25%, 10/16/2020	4,484,650
		Evertec Group LLC
	12,547,513	3.50%, 04/17/2020	12,442,992
		HUB International Ltd.
	33,122,752	4.00%, 10/02/2020	33,019,409
		National Financial Partners Corp.
	7,402,018	4.50%, 07/01/2020	7,429,775
		Sedgwick Claims Management Services, Inc.
	47,759,907	3.75%, 03/01/2021	47,444,214
	18,125,000	6.75%, 02/28/2022	17,870,163
		USI, Inc.
	22,840,440	4.25%, 12/27/2019	22,830,847

			208,084,758

		Internet - 1.8%
		Ancestry.com, Inc.
	22,578,823	4.50%, 12/28/2018	22,601,402
		ION Trading Technologies Ltd.
EUR	15,120,000	4.50%, 06/10/2021	17,126,043
		ION Trading Technologies S.a.r.l.
$	10,815,000	7.25%, 06/10/2022	10,715,827
		Lands’ End, Inc.
	34,451,262	4.25%, 04/04/2021	33,891,429

The accompanying notes are an integral part of these financial statements.

62

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 87.0% (6) - (continued)
		Internet - 1.8% - (continued)
		Zayo Group LLC
$	12,789,922	4.00%, 05/06/2021	$12,789,922

			97,124,623

		Leisure Time - 2.4%
		Aristocrat Leisure Ltd.
	38,827,808	4.75%, 10/20/2021	39,148,137
		Bombardier Recreational Products
	12,674,629	4.00%, 01/30/2019	12,731,158
		Delta 2 (LUX) S.a.r.l.
	55,299,500	4.75%, 07/30/2021	55,343,186
	19,285,000	7.75%, 07/31/2022	19,303,128

			126,525,609

		Lodging - 2.9%
		Caesars Entertainment Operating Co.
	21,854,975	13.00%, 01/28/2018	20,048,880
		Caesars Entertainment Resort Properties
	38,661,483	7.00%, 10/11/2020	36,946,073
		Caesars Growth Properties Holdings LLC
	30,217,643	6.25%, 05/08/2021	26,999,464
		Four Seasons Holdings, Inc.
	4,690,000	6.25%, 12/27/2020	4,719,312
		MGM Resorts International
	29,789,167	3.50%, 12/20/2019	29,776,656
		Station Casinos LLC
	33,119,915	4.25%, 03/02/2020	33,304,062

			151,794,447

		Machinery-Contruction & Mining - 1.1%
		Alpha Natural Resources, Inc.
	20,829,912	3.50%, 05/22/2020	14,125,388
		American Rock Salt Holdings LLC
	23,820,000	4.75%, 05/20/2021	23,951,010
	6,550,000	8.00%, 05/16/2022	6,545,939
		Neff Rental LLC
	16,305,409	7.25%, 06/09/2021	16,040,446

			60,662,783

		Machinery-Diversified - 3.3%
		Brand Energy and Infrastructure
	24,396,188	4.75%, 11/26/2020	24,121,730
		Dynacast International LLC
	7,500,000	5.25%, 01/28/2022	7,587,525
		Gardner Denver, Inc.
	54,320,944	4.25%, 07/30/2020	52,968,352
EUR	15,679,757	4.75%, 07/30/2020	17,431,890
		Gates Global, Inc.
$	50,237,550	4.25%, 07/05/2021	50,237,550
		Headwaters, Inc.
	7,875,000	4.50%, 03/24/2022	7,909,493
		International Equipment Solutions LLC
	10,648,702	6.75%, 08/16/2019	10,662,013
		Trinseo Materials Operating S.C.A.
	4,590,000	0.00%, 10/13/2021 (11)	4,608,635

			175,527,188

		Media - 3.0%
		Advantage Sales & Marketing, Inc.
	28,695,969	4.25%, 07/23/2021	28,782,057
	7,580,000	7.50%, 07/25/2022	7,608,425
		AVSC Holding Corp.
	11,053,350	4.50%, 01/24/2021	11,080,983

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 87.0% (6) - (continued)
		Media - 3.0% - (continued)
		Dex Media West LLC
$	6,049,024	8.00%, 12/30/2016	$4,953,727
		ION Media Networks, Inc.
	8,925,019	4.75%, 12/18/2020	8,991,957
		Media General, Inc.
	18,433,981	4.25%, 07/31/2020	18,557,857
		Numericable U.S. LLC
	4,006,866	4.50%, 05/21/2020	4,021,892
	4,631,484	4.50%, 05/21/2020	4,648,852
		Quebecor Media, Inc.
	21,620,750	3.25%, 08/17/2020	21,418,163
		Sinclair Television Group, Inc.
	2,500,000	0.00%, 07/30/2021 (11)	2,501,050
		Virgin Media Bristol LLC
	13,061,488	3.50%, 06/07/2020	13,067,235
		Virgin Media Investment Holdings Ltd.
GBP	18,800,000	4.25%, 06/30/2023	28,949,471
		WMG Acquisition Corp.
$	7,126,077	3.75%, 07/01/2020	7,080,399

			161,662,068

		Metal Fabricate/Hardware - 0.6%
		Rexnord LLC
	32,970,085	4.00%, 08/21/2020	33,070,974

		Mining - 1.1%
		Ardagh Holdings USA, Inc.
	8,875,350	4.00%, 12/17/2019	8,913,070
		FMG Resources August 2006 Pty Ltd.
	35,137,817	3.75%, 06/30/2019	31,684,824
		Novelis, Inc.
	16,743,788	3.75%, 03/10/2017	16,764,718

			57,362,612

		Miscellaneous Manufacturing - 0.4%
		Filtration Group, Inc.
	4,596,763	4.25%, 11/21/2020	4,622,551
	2,070,000	8.25%, 11/21/2021	2,078,384
		Husky Injection Molding Systems, Ltd.
	8,567,096	4.25%, 06/30/2021	8,618,841
	4,344,882	7.25%, 06/30/2022	4,290,571

			19,610,347

		Oil & Gas - 2.5%
		Callon Petroleum Co.
	7,195,000	8.50%, 10/08/2021	7,177,013
		Drillships Ocean Ventures, Inc.
	20,319,348	5.50%, 07/25/2021	17,569,937
		Energy Transfer Equity L.P.
	10,630,000	4.00%, 12/02/2019	10,654,874
		Fieldwood Energy LLC
	10,544,690	3.88%, 09/28/2018	10,201,988
		Jefferson Gulf Coast Energy Partners LLC
	7,462,500	9.00%, 02/27/2018	7,313,250
		KCA Deutag
	21,978,913	6.25%, 05/13/2020	19,726,074
		Pinnacle Holding Co.
	13,532,499	4.75%, 07/30/2019	12,314,574
		Shelf Drilling Midco Ltd.
	21,820,000	10.00%, 10/08/2018	14,783,050
		Templar Energy LLC
	16,045,000	8.50%, 11/25/2020	12,093,919

The accompanying notes are an integral part of these financial statements.

63

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 87.0% (6) - (continued)
		Oil & Gas - 2.5% - (continued)
		Western Refining, Inc.
$	18,515,625	4.25%, 11/12/2020	$18,561,914

			130,396,593

		Oil & Gas Services - 1.4%
		Crosby U.S. Acquisition Corp.
	21,912,625	3.75%, 11/23/2020	20,323,960
		Drillships Financial Holding, Inc.
	25,126,804	6.00%, 03/31/2021	20,298,940
		Pacific Drilling S.A.
	10,537,313	4.50%, 06/03/2018	9,267,145
		Paragon Offshore Finance Co.
	17,910,012	3.75%, 07/18/2021	13,342,959
		Utex Industries, Inc.
	9,463,488	5.00%, 05/22/2021	8,931,166
	3,000,000	8.25%, 05/22/2022	2,520,000

			74,684,170

		Packaging & Containers - 3.1%
		Berry Plastics Holding Corp.
	19,368,547	3.50%, 02/08/2020	19,364,867
		BWAY Holding Co., Inc.
	27,259,013	5.50%, 08/14/2020	27,531,603
		CD&R Millenium Holding Co.
	13,193,700	4.50%, 07/31/2021	13,199,241
	12,725,000	8.25%, 07/31/2022	12,510,329
		Exopack Holdings S.A.
	12,881,938	5.25%, 05/08/2019	12,951,758
		Reynolds Group Holdings, Inc.
	27,314,083	4.50%, 12/01/2018	27,573,567
		Signode Industrial Group U.S., Inc.
	35,931,582	3.75%, 05/01/2021	35,852,892
		Tekni-Plex, Inc.
	2,910,000	0.00%, 04/01/2022 (11)	2,916,373
	3,650,000	0.00%, 03/31/2023 (11)	3,659,125
		TricorBraun, Inc.
	7,061,823	4.00%, 05/03/2018	7,035,341

			162,595,096

		Pharmaceuticals - 2.1%
		Pharmaceutical Product Development
	4,264,487	4.00%, 12/05/2018	4,282,014
		PharMedium Healthcare Corp
	4,051,705	4.25%, 01/28/2021	4,017,955
	3,280,000	7.75%, 01/28/2022	3,275,900
		PRA Holdings, Inc.
	23,872,202	4.50%, 09/23/2020	24,009,467
		Valeant Pharmaceuticals International, Inc.
	8,737,933	3.50%, 12/11/2019	8,761,001
	21,965,691	3.50%, 08/05/2020	22,026,096
	43,261,303	4.00%, 04/01/2022	43,541,636

			109,914,069

		Pipelines - 0.4%
		Philadelphia Energy Solutions LLC
	20,039,729	6.25%, 04/04/2018	19,638,935

		Real Estate - 1.1%
		DTZ U.S. Borrower LLC
	11,106,473	5.50%, 11/04/2021	11,208,320
	5,330,000	9.25%, 11/04/2022	5,378,876
		Realogy Corp.
	37,194,937	3.75%, 03/05/2020	37,322,888

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 87.0% (6) - (continued)
		Real Estate - 1.1% - (continued)
$	3,922,265	4.40%, 10/10/2016	$3,883,042

			57,793,126

		Retail - 5.8%
		99 Cents Only Stores
	7,897,511	4.50%, 01/11/2019	7,885,586
		Aristocrat Leisure Ltd.
	37,600,000	5.00%, 03/11/2022	38,044,808
		Dollar Tree, Inc.
	16,155,000	4.25%, 03/09/2022	16,354,999
		Harbor Freight Tools USA, Inc.
	9,147,024	4.75%, 07/26/2019	9,204,193
		LTS Buyer LLC
	17,309,452	4.00%, 04/13/2020	17,287,815
	2,078,413	8.00%, 04/12/2021	2,074,942
		Michaels Stores, Inc.
	18,057,878	3.75%, 01/28/2020	18,097,966
	17,105,738	4.00%, 01/28/2020	17,188,871
		Neiman Marcus Group, Inc.
	42,201,763	4.25%, 10/25/2020	42,284,479
		Revlon
	18,604,433	4.00%, 10/08/2019	18,697,456
		Rite Aid Corp.
	23,330,000	4.88%, 06/21/2021	23,402,556
	7,755,000	5.75%, 08/21/2020	7,842,244
		Serta Simmons Holdings LLC
	30,991,610	4.25%, 10/01/2019	31,172,291
		Sports Authority, Inc.
	23,672,067	7.50%, 11/16/2017	20,634,230
		Staples, Inc.
	16,665,000	0.00%, 04/07/2021 (11)	16,721,328
		SuperValu, Inc.
	23,305,408	4.50%, 03/21/2019	23,380,218

			310,273,982

		Semiconductors - 1.3%
		Avago Technologies Cayman Ltd.
	15,592,689	3.75%, 05/06/2021	15,657,711
		Freescale Semiconductor, Inc.
	35,934,172	4.25%, 02/28/2020	36,068,925
	12,361,750	5.00%, 01/15/2021	12,462,251
		Lattice Semiconductor Corp.
	7,500,000	5.25%, 03/10/2021	7,537,500

			71,726,387

		Software - 4.4%
		First Data Corp.
	60,763,810	3.68%, 03/24/2018	60,878,046
	3,060,000	3.68%, 09/24/2018	3,063,825
	14,744,032	4.18%, 03/24/2021	14,845,471
		Hyland Software, Inc.
	10,234,967	4.75%, 02/19/2021	10,278,465
		Infor U.S., Inc.
	3,980,417	3.75%, 06/03/2020	3,971,461
	24,508,127	3.75%, 06/03/2020	24,460,581
EUR	3,528,409	4.00%, 06/03/2020	3,956,922
		Kronos, Inc.
$	18,041,828	4.50%, 10/30/2019	18,135,285
	4,034,221	9.75%, 04/30/2020	4,161,541
		MA FinanceCo., LLC
	28,676,471	5.25%, 11/19/2021	28,773,684

The accompanying notes are an integral part of these financial statements.

64

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 87.0% (6) - (continued)
		Software - 4.4% - (continued)
		Magic Newco LLC
$	25,654,331	5.00%, 12/12/2018	$25,745,147
		Peak 10, Inc.
	2,798,850	5.00%, 06/17/2021	2,804,979
	4,310,000	8.25%, 06/17/2022	4,187,898
		SS&C Technologies, Inc.
	27,000,000	0.00%, 02/20/2016 (11)	27,000,000

			232,263,305

		Telecommunications - 4.8%
		Altice Financing S.A.
	5,090,000	5.25%, 02/04/2022	5,147,262
EUR	1,390,000	5.25%, 02/04/2022	1,579,881
$	37,450,378	5.50%, 07/02/2019	38,043,217
		Entravision Communications Corp.
	15,199,475	3.50%, 05/31/2020	15,117,094
		Intelsat Jackson Holdings S.A.
	18,502,954	3.75%, 06/30/2019	18,479,825
		Level 3 Financing, Inc.
	29,045,000	4.00%, 08/01/2019	29,099,314
	24,442,500	4.00%, 01/15/2020	24,496,029
	9,185,000	4.50%, 01/31/2022	9,190,787
		Salem Communications Corp.
	15,925,497	4.50%, 03/13/2020	15,932,186
		Syniverse Holdings, Inc.
	3,429,320	4.00%, 04/23/2019	3,299,658
		TransFirst Holding, Inc.
	5,486,250	5.50%, 11/12/2021	5,523,995
	2,225,000	9.00%, 11/12/2022	2,239,841
		Univision Communications, Inc.
	17,858,843	4.00%, 03/01/2020	17,864,379
	58,797,690	4.00%, 03/01/2020	58,830,029
		XO Communications LLC
	11,219,007	4.25%, 03/17/2021	11,230,226

			256,073,723

		Trucking & Leasing - 0.1%
		Consolidated Container Co.
	6,825,000	5.00%, 07/03/2019	6,801,113

		Total Senior Floating Rate Interests (cost $4,751,014,116)	$4,622,977,825

COMMON STOCKS - 0.1%
		Energy - 0.0%
	418,220,006	KCA Deutag (9)(10)	$1,117,902

		Media - 0.1%
	15,581	F & W Publications, Inc.	1,558,050
	138,305	MPM Holdings, Inc. (8)(9)(10)	3,678,775

			5,236,825

		Technology Hardware & Equipment - 0.0%
	2,664	Provo Craft & Novelty, Inc. (8)(9)(10)	—

		Total Common Stocks (cost $10,663,263)	$6,354,727

Shares or Principal Amount		Market Value*
EXCHANGE TRADED FUNDS - 1.6%
	Other Investment Pools & Funds - 1.6%
45,751	iShares 1-3 Year Credit Bond ETF	$4,828,560
136,600	iShares US Preferred Stock ETF	5,455,804
270,000	PowerShares Financial Preferred Portfolio	4,981,500
464,100	PowerShares Preferred Portfolio	6,868,680
415,400	PowerShares Senior Loan Portfolio	10,044,372
254,300	SPDR Barclays High Yield Bond ETF	10,029,592
689,300	SPDR Barclays Short Term High Yield Bond ETF	20,224,062
204,400	SPDR Blackstone / GSO Senior Loan ETF	10,136,196
214,500	SPDR S&P International Dividend ETF	9,871,290

	Total Exchange Traded Funds (cost $81,937,252)	$82,440,056

	Total Long-Term Investments (cost $5,261,769,908)	$5,098,471,987

SHORT-TERM INVESTMENTS - 4.8%
Other Investment Pools & Funds - 4.8%
254,157,951	BlackRock Liquidity Funds TempFund Portfolio	$254,157,951

	Total Short-Term Investments (cost $254,157,951)	$254,157,951

Total Investments (cost $5,515,927,859) ^	100.8%	$5,352,629,938
Other Assets and Liabilities	(0.8)%	(41,749,425)

Total Net Assets	100.0%	$5,310,880,513

The accompanying notes are an integral part of these financial statements.

65

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $5,520,589,089 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$34,134,731
Unrealized Depreciation	(202,093,882)

Net Unrealized Depreciation	$(167,959,151)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $222,018,952, which represents 4.2% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $99,256,753, which represents 1.7% of total net assets.

(5)	This security may pay interest in additional principal instead of cash.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2015.

(7)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(8)	Non-income producing.

(9)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $4,796,677, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(10)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
03/2011	418,220,006	KCA Deutag	$5,667,718
04/2014	138,305	MPM Holdings, Inc.	4,993,987
09/2011	2,664	Provo Craft & Novelty, Inc.	—
09/2013-10/2014	8,021,967	Provo Craft & Novelty, Inc.	2,353,420

			$13,015,125

At April 30, 2015, the aggregate value of these securities were $4,796,677, which represents 0.1% of total net assets.

(11)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

The accompanying notes are an integral part of these financial statements.

66

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
CAD	Buy	05/29/15	TDB	$126,001	$126,761	$760
CAD	Buy	05/29/15	BMO	126,022	126,761	739
EUR	Buy	05/06/15	CSFB	7,180,683	7,330,058	149,375
EUR	Buy	05/29/15	UBS	6,775,605	7,082,310	306,705
EUR	Buy	05/29/15	CBK	1,758,016	1,807,365	49,349
EUR	Buy	05/29/15	BOA	870,838	903,121	32,283
EUR	Sell	05/29/15	CSFB	7,182,464	7,332,802	(150,338)
EUR	Sell	05/29/15	BOA	63,379,147	65,471,770	(2,092,623)
EUR	Sell	05/29/15	MSC	63,063,412	65,471,770	(2,408,358)
GBP	Buy	05/29/15	BOA	8,878,967	9,051,486	172,519
GBP	Buy	05/29/15	DEUT	7,669,896	7,757,759	87,863
GBP	Sell	05/29/15	GSC	102,447,950	104,633,828	(2,185,878)

Total						$(6,037,604)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
MSC	Morgan Stanley
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
ETF	Exchange Traded Fund
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

67

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Corporate Bonds	$386,699,379	$—	$386,699,379	$—
Senior Floating Rate Interests	4,622,977,825	—	4,622,977,825	—
Common Stocks
Energy	1,117,902	—	—	1,117,902
Media	5,236,825	1,558,050	—	3,678,775
Technology Hardware & Equipment	—	—	—	—
Exchange Traded Funds	82,440,056	82,440,056	—	—
Short-Term Investments	254,157,951	254,157,951	—	—

Total	$5,352,629,938	$338,156,057	$5,009,677,204	$4,796,677

Foreign Currency Contracts (2)	$799,593	$—	$799,593	$—

Total	$799,593	$—	$799,593	$—

Liabilities
Foreign Currency Contracts (2)	$(6,837,197)	$—	$(6,837,197)	$—

Total	$(6,837,197)	$—	$(6,837,197)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers from Level 1 to Level 2, and investments valued at $1,090,635 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Senior Floating Rate Interests	Total
Beginning balance	$6,746,409	$—	$6,746,409
Purchases	—	—	—
Sales	—	(991)	(991)
Accrued discounts/(premiums)	—	59,805	59,805
Total realized gain/(loss)	—	707	707
Net change in unrealized appreciation/depreciation	(1,949,732)	(2,353,420)	(4,303,152)
Transfers into Level 3(1)	—	2,293,899	2,293,899
Transfers out of Level 3(1)	—	—	—

Ending balance	$4,796,677	$—	$4,796,677

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $(1,949,732).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

68

The Hartford Floating Rate High Income Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Ba / BB	20.5%
B	51.6
Caa / CCC or Lower	11.7
Not Rated	9.6
Non-Debt Securities and Other Short-Term Instruments	8.0
Other Assets & Liabilities	(1.4)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.4%
Exchange Traded Funds	1.8

Total	2.2%

Fixed Income Securities
Corporate Bonds	15.1%
Senior Floating Rate Interests	78.3

Total	93.4%

Short-Term Investments	5.8%
Other Assets & Liabilities	(1.4)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

69

The Hartford Floating Rate High Income Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
COMMON STOCKS - 0.4%
		Media - 0.4%
	69,152	MPM Holdings, Inc. (1)(2)(3)	$1,839,374

		Total Common Stocks (cost $2,496,994)	$1,839,374

CORPORATE BONDS - 15.1%
		Auto Parts & Equipment - 0.4%
		Titan International, Inc.
$	2,000,000	6.88%, 10/01/2020	$1,815,000

		Chemicals - 0.7%
		Hexion U.S. Finance Corp / Hexion Nova Scotia Finance ULC
	800,000	8.88%, 02/01/2018	713,000
		Hexion U.S. Finance Corp.
	1,000,000	6.63%, 04/15/2020	935,000
		Momentive Performance Materials, Inc.
	1,740,000	3.88%, 10/24/2021	1,557,300

			3,205,300

		Coal - 0.1%
		Peabody Energy Corp.
	500,000	6.00%, 11/15/2018	394,063

		Commercial Banks - 4.7%
		Access Bank plc
	1,500,000	9.25%, 06/24/2021 (4)(5)	1,425,300
		Banco do Brasil S.A.
	695,000	9.00%, 06/18/2024 (4)(5)(6)	642,875
		Banco Santander S.A.
EUR	1,400,000	6.25%, 03/12/2019 (5)(6)(7)	1,577,885
		Bank of Ireland
	650,000	10.00%, 07/30/2016 (7)	784,580
		Barclays Bank plc
$	925,000	8.25%, 12/15/2018 (5)(6)	985,308
		Credit Agricole S.A.
	1,650,000	6.63%, 09/23/2019 (4)(5)(6)	1,667,262
	1,585,000	7.88%, 01/23/2024 (4)(5)(6)	1,694,885
		Credit Suisse Group AG
	1,800,000	7.50%, 12/11/2023 (4)(5)(6)	1,926,000
		Halyk Savings Bank of Kazakhstan JSC
	1,000,000	7.25%, 05/03/2017 (7)	1,027,860
		ING Groep N.V.
	680,000	6.00%, 04/16/2020 (5)(6)	677,025
		Lloyds Banking Group plc
GBP	2,000,000	7.00%, 06/27/2019 (5)(6)(7)	3,143,004
		Societe Generale S.A.
$	3,470,000	6.00%, 01/27/2020 (4)(5)(6)	3,307,257
	725,000	8.25%, 11/29/2018 (5)(6)(7)	770,312
		UniCredit S.p.A.
	1,850,000	8.00%, 06/03/2024 (5)(6)(7)	1,890,700
		VTB Bank OJSC Via VTB Capital S.A.
	280,000	6.95%, 10/17/2022 (7)	256,642

			21,776,895

		Commercial Services - 0.7%
		Ancestry.com Holdings LLC
	3,150,000	9.63%, 10/15/2018 (4)(8)	3,228,750

		Diversified Financial Services - 0.1%
		CIMPOR Financial Operations B.V.
	500,000	5.75%, 07/17/2024 (4)	452,500

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 15.1% - (continued)
		Electric - 0.4%
		GenOn Energy, Inc.
$	2,000,000	7.88%, 06/15/2017	$2,005,000

		Engineering & Construction - 0.6%
		Abengoa Finance
EUR	905,000	6.00%, 03/31/2021 (4)	950,128
		Empresas ICA S.A.B. de C.V.
$	1,925,000	8.88%, 05/29/2024 (4)	1,679,562

			2,629,690

		Food - 1.3%
		Iceland Bondco plc
GBP	2,665,000	4.82%, 07/15/2020 (4)(5)	3,436,250
		Marfrig Holding Europe B.V.
$	3,000,000	6.88%, 06/24/2019 (4)	2,670,000

			6,106,250

		Forest Products & Paper - 0.3%
		Tembec Industries, Inc.
	1,420,000	9.00%, 12/15/2019 (4)	1,448,400

		Holding Companies-Diversified - 0.3%
		Equiniti Newco 2 plc
GBP	1,000,000	6.31%, 12/15/2018 (4)(5)	1,488,950

		Lodging - 1.0%
		Chester Downs & Marina LLC / Chester Downs Finance Corp.
$	2,840,000	9.25%, 02/01/2020 (4)	2,172,600
		Cirsa Funding Luxemburg Co.
EUR	1,315,000	5.88%, 05/15/2023 (4)	1,464,898
		Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp.
$	990,000	6.38%, 06/01/2021 (4)	942,975

			4,580,473

		Metal Fabricate/Hardware - 0.4%
		TMK OAO Via TMK Capital S.A.
	2,000,000	6.75%, 04/03/2020 (7)	1,702,000

		Oil & Gas - 2.0%
		American Energy-Permian Basin LLC / AEPB Finance Corp.
	5,400,000	6.78%, 08/01/2019 (4)(5)	4,050,000
		KCA Deutag UK Finance plc
	935,000	7.25%, 05/15/2021 (4)	801,762
		Kosmos Energy Ltd.
	750,000	7.88%, 08/01/2021 (7)	727,500
		Paragon Offshore plc
	3,430,000	7.25%, 08/15/2024 (4)	1,423,450
		Rosetta Resources, Inc.
	690,000	5.63%, 05/01/2021	690,863
	810,000	5.88%, 06/01/2022	807,975
		Shelf Drilling Holdings Ltd.
	955,000	8.63%, 11/01/2018 (4)	828,462

			9,330,012

		Oil & Gas Services - 0.3%
		Borets Finance Ltd. Co.
	2,000,000	7.63%, 09/26/2018 (7)	1,580,000

		Packaging & Containers - 0.7%
		Ardagh Finance Holdings S.A.
EUR	1,522,156	8.38%, 06/15/2019 (4)(8)	1,813,240
$	1,289,147	8.63%, 06/15/2019 (4)(8)	1,376,164

			3,189,404

The accompanying notes are an integral part of these financial statements.

70

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 15.1% - (continued)
		Retail - 0.4%
		Claire’s Stores, Inc.
$	2,000,000	9.00%, 03/15/2019 (4)	$1,785,200
		Michaels FinCo Holdings LLC / Michaels FinCo, Inc.
	306,000	7.50%, 08/01/2018 (4)(8)	312,120

			2,097,320

		Savings & Loans - 0.4%
		Nationwide Building Society
GBP	1,200,000	6.88%, 06/20/2019 (5)(6)(7)	1,851,209

		Software - 0.3%
		Infor Software Parent LLC
$	1,555,000	7.13%, 05/01/2021 (4)(8)	1,558,888

		Total Corporate Bonds (cost $77,324,491)	$70,440,104

SENIOR FLOATING RATE INTERESTS - 78.3% (9)
		Agriculture - 0.2%
		Pinnacle Operating Corp.
	814,209	4.75%, 11/15/2018	$815,226

		Auto Manufacturers - 0.2%
		Navistar International Corp.
	914,638	5.75%, 08/17/2017	918,644

		Auto Parts & Equipment - 0.2%
		Tower Automotive Holdings USA LLC
	934,587	4.00%, 04/23/2020	933,419

		Beverages - 0.6%
		Charger OpCo B.V.
	2,915,000	3.50%, 07/23/2021	2,924,124

		Chemicals - 2.9%
		AIlnex (Luxembourg) & Cy SCA
	197,249	4.50%, 10/03/2019	198,482
		AIlnex USA, Inc.
	102,343	4.50%, 10/03/2019	102,982
		Ineos U.S. Finance LLC
	2,330,000	4.25%, 03/31/2022	2,343,118
		Nexeo Solutions LLC
	1,475,696	5.00%, 09/08/2017	1,455,405
	765,375	5.00%, 09/08/2017	754,851
		Solenis International L.P. Co.
	1,427,825	4.25%, 07/31/2021	1,433,179
EUR	1,492,500	4.50%, 07/31/2021	1,681,099
		Univar, Inc.
$	5,420,255	5.00%, 06/30/2017	5,438,576

			13,407,692

		Coal - 2.0%
		American Energy - Marcellus LLC
	3,560,000	5.25%, 08/04/2020	2,931,055
	830,000	8.50%, 08/04/2021	598,123
		Arch Coal, Inc.
	3,513,567	6.25%, 05/16/2018	2,612,196
		Peabody Energy
	3,284,000	4.25%, 09/24/2020	2,956,355

			9,097,729

		Commercial Services - 5.1%
		Acosta Holdco, Inc.
	2,840,725	4.25%, 09/26/2021	2,871,490

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 78.3% (9) - (continued)
		Commercial Services - 5.1% - (continued)
		Affinion Group, Inc.
$	1,852,840	6.75%, 04/30/2018	$1,773,094
		AlixPartners LLP
	292,599	4.00%, 07/10/2020	294,056
	141,000	9.00%, 07/10/2021	142,234
		Alliance Laundry System LLC
	953,196	4.25%, 12/10/2018	955,578
		Brickman Group Holdings, Inc.
	3,587,411	7.50%, 12/17/2021	3,615,823
		Brickman Group Ltd.
	2,468,896	4.00%, 12/18/2020	2,471,143
		Brock Holdings III, Inc.
	1,451,423	6.00%, 03/16/2017	1,429,652
	402,000	10.00%, 03/16/2018	375,870
		Capital Automotive L.P.
	470,000	6.00%, 04/30/2020	479,400
		Interactive Data Corp.
	1,104,150	4.75%, 05/02/2021	1,110,709
		LM U.S. Member LLC
	1,751,614	4.75%, 10/25/2019	1,759,934
	69,520	4.75%, 10/25/2019	69,850
		Minimax GmbH & Co.
	650,963	4.25%, 08/14/2020	655,031
EUR	240,867	4.25%, 08/17/2020	273,500
		Quikrete Holdings, Inc.
$	473,053	7.00%, 03/26/2021	475,418
		ServiceMaster Co.
	4,372,959	4.25%, 07/01/2021	4,385,465
		Weight Watchers International, Inc.
	1,477,254	4.00%, 04/02/2020	785,781

			23,924,028

		Distribution/Wholesale - 0.2%
		Power Buyer LLC
	419,200	4.25%, 05/06/2020	418,676
	22,441	4.25%, 05/06/2020	22,412
	665,000	8.25%, 11/06/2020	650,869

			1,091,957

		Diversified Financial Services - 3.2%
		Guggenheim Partners Investment Management
	891,425	4.25%, 07/22/2020	898,111
		Ipreo Holdings LLC
	1,427,825	4.00%, 08/06/2021	1,425,683
		ReAble Therapeutics Finance LLC
	796,611	4.25%, 09/15/2017	796,117
		RP Crown Parent LLC
	2,518,706	6.00%, 12/21/2018	2,445,513
		SAM Finance
EUR	1,975,000	4.50%, 12/17/2020	2,224,104
		Samson Investment Co.
$	2,285,000	5.00%, 09/25/2018	1,087,660
		Silver II U.S. Holdings LLC
	3,113,509	4.00%, 12/13/2019	3,034,893
		Walter Investment Management Corp.
	3,076,345	4.75%, 12/19/2020	2,935,356

			14,847,437

		Electric - 3.9%
		Chief Exploration & Development LLC
	3,115,000	7.50%, 05/12/2021	2,945,233

The accompanying notes are an integral part of these financial statements.

71

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 78.3% (9) - (continued)
		Electric - 3.9% - (continued)
		ExGen Texas Power LLC
$	1,486,542	5.75%, 09/16/2021	$1,501,407
		Pike Corp.
	2,633,400	5.50%, 12/22/2021	2,633,400
	2,375,000	9.50%, 06/22/2022	2,353,221
		Seadrill Partners Finco LLC
	5,107,094	4.00%, 02/21/2021	4,175,050
		Texas Competitive Electric Holdings Co. LLC
	7,000,000	4.67%, 10/10/2017 (10)	4,327,260

			17,935,571

		Electronics - 0.4%
		Ceridian LLC
	2,068,131	4.50%, 09/15/2020	2,057,791

		Energy-Alternate Sources - 0.1%
		EMG Utica LLC
	535,000	4.75%, 03/27/2020	510,925

		Entertainment - 3.0%
		CityCenter Holdings LLC
	1,477,794	4.25%, 10/16/2020	1,487,030
		Party City Holdings, Inc.
	1,783,371	4.00%, 07/27/2019	1,787,580
		Scientific Games Corp.
	3,251,850	6.00%, 10/01/2021	3,284,369
		Tribune Co.
	3,565,450	4.00%, 12/27/2020	3,581,066
		US Finco LLC
	2,711,712	4.00%, 05/29/2020	2,708,323
	1,140,000	8.25%, 11/30/2020	1,127,175

			13,975,543

		Food - 2.1%
		Albertson’s Holdings LLC
	2,210,000	5.50%, 08/25/2021	2,232,409
		Burtons Foods Ltd.
GBP	1,500,000	5.57%, 11/27/2020	2,037,712
		Hostess Brands, Inc.
$	2,421,023	6.75%, 04/09/2020	2,463,391
		Roundy’s Supermarkets, Inc.
	3,379,120	5.75%, 03/03/2021	3,258,452

			9,991,964

		Food Service - 0.5%
		CJ Holding Co.
	500,000	7.25%, 03/24/2022	470,000
		Hearthside Food Solutions
	1,994,925	4.50%, 06/02/2021	2,003,244

			2,473,244

		Forest Products & Paper - 0.5%
		Wilsonart LLC
	2,385,213	4.00%, 10/31/2019	2,381,229

		Hand/Machine Tools - 0.8%
		Ameriforge Group, Inc.
	2,014,411	5.00%, 12/19/2019	1,755,055
		Apex Tool Group LLC
	1,762,864	4.50%, 01/31/2020	1,759,567

			3,514,622

		Healthcare-Products - 0.9%
		Immucor, Inc.
	485,095	5.00%, 08/17/2018	486,764

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 78.3% (9) - (continued)
		Healthcare-Products - 0.9% - (continued)
		Milk Specialties Co.
$	392,950	8.25%, 11/07/2018	$394,915
		Truven Health Analytics
	3,414,654	4.50%, 06/06/2019	3,416,088

			4,297,767

		Healthcare-Services - 6.6%
		American Renal Holdings, Inc.
	1,046,908	4.50%, 09/22/2019	1,046,908
	1,429,709	8.50%, 03/20/2020	1,424,347
		Ardent Medical Services, Inc.
	454,267	6.75%, 07/02/2018	454,835
		Aspen Dental Management, Inc.
	1,000,000	0.00%, 04/10/2022 (11)	1,005,630
		Dialysis Newco, Inc.
	769,188	4.50%, 04/23/2021	770,149
		DSI Renal, Inc.
	1,050,000	7.75%, 10/22/2021	1,050,000
		Healogics, Inc.
	1,623,583	5.25%, 07/01/2021	1,632,724
		InVentiv Health, Inc.
	2,152,357	7.75%, 05/15/2018	2,146,976
	3,581,645	7.75%, 05/15/2018	3,583,149
		Opal Acquisition, Inc.
	3,962,638	5.00%, 11/27/2020	3,967,591
		Ortho-Clinical Diagnostics, Inc.
	3,022,163	4.75%, 06/30/2021	3,011,585
		STHI Holding Corp.
	2,278,550	4.50%, 08/06/2021	2,274,745
		Surgery Center Holdings, Inc.
	992,513	5.25%, 11/03/2020	999,956
	3,300,000	8.50%, 11/03/2021	3,277,989
		U.S. Renal Care, Inc.
	2,381,194	4.25%, 07/03/2019	2,392,100
	1,140,000	8.50%, 01/03/2020	1,151,400
	666,000	10.25%, 01/03/2020	670,163

			30,860,247

		Home Furnishings - 0.6%
		Hillman Group
	2,999,844	4.50%, 06/30/2021	3,001,734

		Insurance - 5.0%
		Asurion LLC
	4,289,054	5.00%, 05/24/2019	4,309,727
	1,930,000	8.50%, 03/03/2021	1,956,055
		CGSC of Delaware Holdings Corp.
	1,262,513	5.00%, 04/16/2020	1,199,387
	2,430,000	8.25%, 10/16/2020	2,120,175
		Evertec Group LLC
	3,020,338	3.50%, 04/17/2020	2,995,179
		HUB International Ltd.
	3,890,997	4.00%, 10/02/2020	3,878,857
		National Financial Partners Corp.
	1,425,785	4.50%, 07/01/2020	1,431,132
		Sedgwick Claims Management Services, Inc.
	3,078,900	3.75%, 03/01/2021	3,058,549
	2,500,000	6.75%, 02/28/2022	2,464,850

			23,413,911

		Internet - 2.1%
		ION Trading Technologies Ltd.
EUR	2,880,000	4.50%, 06/10/2021	3,262,103

The accompanying notes are an integral part of these financial statements.

72

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 78.3% (9) - (continued)
		Internet - 2.1% - (continued)
		ION Trading Technologies S.a.r.l.
$	2,210,000	7.25%, 06/10/2022	$2,189,734
		Lands’ End, Inc.
	3,023,731	4.25%, 04/04/2021	2,974,596
		Zayo Group LLC
	1,469,711	4.00%, 05/06/2021	1,469,711

			9,896,144

		Leisure Time - 3.0%
		Aristocrat Leisure Ltd.
	3,932,115	4.75%, 10/20/2021	3,964,556
		Delta 2 (LUX) S.a.r.l.
	6,917,063	4.75%, 07/30/2021	6,922,527
	2,830,000	7.75%, 07/31/2022	2,832,660

			13,719,743

		Lodging - 2.7%
		Caesars Entertainment Operating Co.
	1,976,241	13.00%, 01/28/2018	1,812,924
		Caesars Entertainment Resort Properties
	5,958,580	7.00%, 10/11/2020	5,694,198
		Caesars Growth Properties Holdings LLC
	1,540,812	6.25%, 05/08/2021	1,376,716
		Four Seasons Holdings, Inc.
	640,000	6.25%, 12/27/2020	644,000
		Station Casinos LLC
	2,920,234	4.25%, 03/02/2020	2,936,470

			12,464,308

		Machinery-Contruction & Mining - 1.5%
		American Rock Salt Holdings LLC
	2,645,013	4.75%, 05/20/2021	2,659,560
	1,635,000	8.00%, 05/16/2022	1,633,986
		Neff Rental LLC
	2,699,270	7.25%, 06/09/2021	2,655,407

			6,948,953

		Machinery-Diversified - 3.7%
		Brand Energy and Infrastructure
	2,737,900	4.75%, 11/26/2020	2,707,098
		Dynacast International LLC
	1,500,000	5.25%, 01/28/2022	1,517,505
		Gardner Denver, Inc.
	6,215,512	4.25%, 07/30/2020	6,060,746
		Gates Global, Inc.
	3,569,556	4.25%, 07/05/2021	3,569,556
		Headwaters, Inc.
	1,500,000	4.50%, 03/24/2022	1,506,570
		International Equipment Solutions LLC
	1,388,961	6.76%, 08/16/2019	1,390,697
		Trinseo Materials Operating S.C.A.
	575,000	0.00%, 10/13/2021 (11)	577,335

			17,329,507

		Media - 3.0%
		Advantage Sales & Marketing, Inc.
	3,243,700	4.25%, 07/23/2021	3,253,431
	1,895,000	7.50%, 07/25/2022	1,902,106
		AVSC Holding Corp.
	1,227,600	4.50%, 01/24/2021	1,230,669
		ION Media Networks, Inc.
	891,017	4.75%, 12/18/2020	897,699

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 78.3% (9) - (continued)
		Media - 3.0% - (continued)
		Numericable U.S. LLC
$	802,761	4.50%, 05/21/2020	$805,772
	927,901	4.50%, 05/21/2020	931,381
		Virgin Media Investment Holdings Ltd.
GBP	3,200,000	4.25%, 06/30/2023	4,927,570

			13,948,628

		Mining - 0.2%
		Ardagh Holdings USA, Inc.
$	985,050	4.00%, 12/17/2019	989,236

		Miscellaneous Manufacturing - 0.4%
		Filtration Group, Inc.
	419,688	4.25%, 11/21/2020	422,042
	520,000	8.25%, 11/21/2021	522,106
		Husky Injection Molding Systems, Ltd.
	875,788	7.25%, 06/30/2022	864,841

			1,808,989

		Oil & Gas - 3.3%
		Callon Petroleum Co.
	1,800,000	8.50%, 10/08/2021	1,795,500
		Drillships Ocean Ventures, Inc.
	3,679,700	5.50%, 07/25/2021	3,181,800
		Jefferson Gulf Coast Energy Partners LLC
	1,990,000	9.00%, 02/27/2018	1,950,200
		KCA Deutag
	2,833,588	6.25%, 05/13/2020	2,543,145
		Pinnacle Holding Co.
	966,607	4.75%, 07/30/2019	879,612
		Shelf Drilling Midco Ltd.
	3,435,000	10.00%, 10/08/2018	2,327,212
		Templar Energy LLC
	3,240,000	8.50%, 11/25/2020	2,442,150

			15,119,619

		Oil & Gas Services - 1.9%
		Crosby U.S. Acquisition Corp.
	3,209,375	3.75%, 11/23/2020	2,976,695
		Drillships Financial Holding, Inc.
	3,667,714	6.00%, 03/31/2021	2,963,000
		Pacific Drilling S.A.
	510,900	4.50%, 06/03/2018	449,316
		Paragon Offshore Finance Co.
	997,494	3.75%, 07/18/2021	743,133
		Utex Industries, Inc.
	1,290,250	5.00%, 05/22/2021	1,217,673
	750,000	8.25%, 05/22/2022	630,000

			8,979,817

		Packaging & Containers - 2.4%
		BWAY Holding Co., Inc.
	3,409,238	5.50%, 08/14/2020	3,443,330
		CD&R Millenium Holding Co.
	1,174,100	4.50%, 07/31/2021	1,174,593
	2,570,000	8.25%, 07/31/2022	2,526,644
		Exopack Holdings S.A.
	765,313	5.25%, 05/08/2019	769,460
		Signode Industrial Group U.S., Inc.
	2,017,532	3.75%, 05/01/2021	2,013,114
		Tekni-Plex, Inc.
	270,000	0.00%, 04/01/2022 (11)	270,591

The accompanying notes are an integral part of these financial statements.

73

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 78.3% (9) - (continued)
		Packaging & Containers - 2.4% - (continued)
$	915,000	0.00%, 03/31/2023 (11)	$917,288

			11,115,020

		Pharmaceuticals - 1.6%
		PharMedium Healthcare Corp
	378,222	4.25%, 01/28/2021	375,072
	580,000	7.75%, 01/28/2022	579,275
		PRA Holdings, Inc.
	2,602,297	4.50%, 09/23/2020	2,617,260
		Valeant Pharmaceuticals International, Inc.
	3,896,000	4.00%, 04/01/2022	3,921,246

			7,492,853

		Pipelines - 0.5%
		Philadelphia Energy Solutions LLC
	2,383,761	6.25%, 04/04/2018	2,336,086

		Real Estate - 1.0%
		DTZ U.S. Borrower LLC
	2,776,618	5.50%, 11/04/2021	2,802,080
	1,775,000	9.25%, 11/04/2022	1,791,277
		Realogy Corp.
	38,197	2.26%, 10/10/2016	37,815

			4,631,172

		Retail - 4.0%
		Aristocrat Leisure Ltd.
	4,200,000	5.00%, 03/11/2022	4,249,686
		Harbor Freight Tools USA, Inc.
	345,055	4.75%, 07/26/2019	347,212
		LTS Buyer LLC
	633,713	4.00%, 04/13/2020	632,920
	1,319,413	8.00%, 04/12/2021	1,317,209
		Neiman Marcus Group, Inc.
	2,215,036	4.25%, 10/25/2020	2,219,378
		Rite Aid Corp.
	725,000	5.75%, 08/21/2020	733,156
		Sports Authority, Inc.
	3,653,325	7.50%, 11/16/2017	3,184,494
		Staples, Inc.
	3,175,000	0.00%, 04/07/2021 (11)	3,185,731
		SuperValu, Inc.
	2,654,928	4.50%, 03/21/2019	2,663,451

			18,533,237

		Semiconductors - 1.5%
		Freescale Semiconductor, Inc.
	2,270,902	4.25%, 02/28/2020	2,279,418
	2,620,100	5.00%, 01/15/2021	2,641,401
		Lattice Semiconductor Corp.
	1,875,000	5.25%, 03/10/2021	1,884,375

			6,805,194

		Software - 3.9%
		First Data Corp.
	2,322,710	4.18%, 03/24/2021	2,338,691
		Hyland Software, Inc.
	653,400	4.75%, 02/19/2021	656,177
		Kronos, Inc.
	2,379,221	4.50%, 10/30/2019	2,391,545
	2,256,978	9.75%, 04/30/2020	2,328,209
		MA FinanceCo., LLC
	3,088,235	5.25%, 11/19/2021	3,098,704

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 78.3% (9) - (continued)
		Software - 3.9% - (continued)
		Magic Newco LLC
$	1,779,161	5.00%, 12/12/2018	$1,785,460
		Peak 10, Inc.
	699,713	5.00%, 06/17/2021	701,245
	1,845,000	8.25%, 06/17/2022	1,792,731
		SS&C Technologies, Inc.
	3,000,000	0.00%, 02/20/2016 (11)	3,000,000

			18,092,762

		Telecommunications - 2.6%
		Altice Financing S.A.
	1,390,000	5.25%, 02/04/2022	1,405,638
EUR	275,000	5.25%, 02/04/2022	312,566
$	3,006,825	5.50%, 07/02/2019	3,054,423
		Level 3 Financing, Inc.
	1,270,000	4.50%, 01/31/2022	1,270,800
		Salem Communications Corp.
	3,786,399	4.50%, 03/13/2020	3,787,989
		TransFirst Holding, Inc.
	1,097,250	5.50%, 11/12/2021	1,104,799
	1,115,000	9.00%, 11/12/2022	1,122,437

			12,058,652

		Total Senior Floating Rate Interests (cost $375,035,270)	$364,644,724

EXCHANGE TRADED FUNDS - 1.8%
		Other Investment Pools & Funds - 1.8%
	4,000	iShares 1-3 Year Credit Bond ETF	$422,160
	25,300	iShares US Preferred Stock ETF	1,010,482
	18,400	PowerShares Financial Preferred Portfolio	339,480
	45,800	PowerShares Preferred Portfolio	677,840
	36,800	PowerShares Senior Loan Portfolio	889,824
	22,500	SPDR Barclays High Yield Bond ETF	887,400
	69,200	SPDR Barclays Short Term High Yield Bond ETF	2,030,328
	18,000	SPDR Blackstone / GSO Senior Loan ETF	892,620
	22,000	SPDR S&P International Dividend ETF	1,012,440

		Total Exchange Traded Funds (cost $8,112,493)	$8,162,574

		Total Long-Term Investments (cost $462,969,248)	$445,086,776

SHORT-TERM INVESTMENTS - 5.8%
	Other Investment Pools & Funds - 5.8%
	27,029,860	BlackRock Liquidity Funds TempFund Portfolio	$27,029,860

		Total Short-Term Investments (cost $27,029,860)	$27,029,860

Total Investments (cost $489,999,108) ^	101.4%	$472,116,636
Other Assets and Liabilities	(1.4)%	(6,308,353)

Total Net Assets	100.0%	$465,808,283

The accompanying notes are an integral part of these financial statements.

74

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $490,000,246 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,280,947
Unrealized Depreciation	(21,164,557)

Net Unrealized Depreciation	$(17,883,610)

(1)	Non-income producing.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of this security was $1,839,374, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
04/2014	69,152	MPM Holdings, Inc.	$2,496,994

At April 30, 2015, the aggregate value of these securities were $1,839,374, which represents 0.4% of total net assets.

(4)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $44,547,878, which represents 9.6% of total net assets.

(5)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $15,311,692, which represents 3.3% of total net assets.

(8)	This security may pay interest in additional principal instead of cash.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2015.

(10)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(11)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

The accompanying notes are an integral part of these financial statements.

75

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
CAD	Buy	05/29/15	TDB	$14,000	$14,084	$84
CAD	Buy	05/29/15	BMO	13,179	13,256	77
EUR	Buy	05/06/15	CSFB	1,435,045	1,464,897	29,852
EUR	Buy	05/29/15	UBS	794,159	830,107	35,948
EUR	Buy	05/29/15	CBK	439,231	451,561	12,330
EUR	Buy	05/29/15	BOA	217,710	225,781	8,071
EUR	Sell	05/29/15	CSFB	1,435,833	1,465,887	(30,054)
EUR	Sell	05/29/15	DEUT	13,804,732	14,273,578	(468,846)
GBP	Buy	05/29/15	BOA	1,773,385	1,807,842	34,457
GBP	Buy	05/29/15	DEUT	1,533,979	1,551,552	17,573
GBP	Sell	05/29/15	GSC	19,412,219	19,826,407	(414,188)

Total						$(774,696)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
ETF	Exchange Traded Fund
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

76

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Common Stocks	$1,839,374	$—	$—	$1,839,374
Corporate Bonds	70,440,104	—	70,440,104	—
Senior Floating Rate Interests	364,644,724	—	364,644,724	—
Exchange Traded Funds	8,162,574	8,162,574	—	—
Short-TermInvestments	27,029,860	27,029,860	—	—

Total	$472,116,636	$35,192,434	$435,084,828	$1,839,374

Foreign Currency Contracts (2)	$138,392	$—	$138,392	$—

Total	$138,392	$—	$138,392	$—

Liabilities
Foreign Currency Contracts (2)	$(913,088)	$—	$(913,088)	$—

Total	$(913,088)	$—	$(913,088)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Total
Beginning balance	$2,351,699	$2,351,699
Purchases	1,452,945	1,452,945
Sales	(1,452,945)	(1,452,945)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(512,325)	(512,325)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$1,839,374	$1,839,374

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $512,325.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

77

The Hartford High Yield Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Baa / BBB	1.4%
Ba / BB	34.3
B	47.7
Caa / CCC or Lower	7.7
Not Rated	1.9
Non-Debt Securities and Other Short-Term Instruments	5.6
Other Assets & Liabilities	1.4

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	0.7

Total	0.8%

Fixed Income Securities
Convertible Bonds	0.4%
Corporate Bonds	90.5
Senior Floating Rate Interests	2.1

Total	93.0%

Short-Term Investments	4.8%
Other Assets & Liabilities	1.4

Total	100.0%

The accompanying notes are an integral part of these financial statements.

78

The Hartford High Yield Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
COMMON STOCKS - 0.1%
		Energy - 0.1%
	104,555,002	KCA Deutag (1)(2)	$279,476

		Total Common Stocks (cost $1,416,929)	$279,476

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance -0.0%
		Soundview NIM Trust
$	920,000	8.25%, 12/25/2036 (1)(3)(4)	—

		Total Asset & Commercial Mortgage Backed Securities (cost $915,920)	$—

CORPORATE BONDS - 90.5%
		Advertising - 0.2%
		Getty Images, Inc.
	1,505,000	7.00%, 10/15/2020 (3)	$880,425

		Auto Manufacturers - 2.0%
		FCA US LLC / CG Co-Issuer, Inc.
	690,000	8.00%, 06/15/2019	722,810
	3,745,000	8.25%, 06/15/2021	4,133,544
		General Motors Co.
	2,315,000	4.88%, 10/02/2023	2,507,191
	820,000	6.25%, 10/02/2043	978,683

			8,342,228

		Auto Parts & Equipment - 0.4%
		ZF North America Capital, Inc.
	505,000	4.50%, 04/29/2022 (3)	504,053
	1,210,000	4.75%, 04/29/2025	1,213,025

			1,717,078

		Chemicals - 1.4%
		Ineos Group Holdings plc
	2,285,000	5.88%, 02/15/2019 (3)	2,313,563
	3,695,000	6.13%, 08/15/2018 (3)	3,759,662

			6,073,225

		Commercial Banks - 6.2%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	2,600,000	7.00%, 02/19/2019 (5)(6)(7)	2,992,395
$	800,000	9.00%, 05/09/2018 (5)(6)(7)	865,000
		Barclays Bank plc
	2,525,000	8.25%, 12/15/2018 (5)(7)	2,689,625
		Barclays plc
	525,000	6.63%, 09/15/2019 (5)(7)	520,487
		CIT Group, Inc.
	2,554,000	5.50%, 02/15/2019 (3)	2,672,122
		Credit Agricole S.A.
	945,000	7.88%, 01/23/2024 (3)(5)(7)	1,010,515
		Credit Suisse Group AG
	1,320,000	7.50%, 12/11/2023 (3)(5)(7)	1,412,400
		HBOS Capital Funding L.P.
	1,250,000	6.85%, 06/23/2015 (5)(6)	1,282,004
		ING Groep N.V.
	710,000	6.00%, 04/16/2020 (5)(7)	706,894
	560,000	6.50%, 04/16/2025 (5)(7)	556,850
		Provident Funding Associates L.P.
	905,000	6.75%, 06/15/2021 (3)	862,012

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 90.5% - (continued)
		Commercial Banks - 6.2% - (continued)
		Royal Bank of Scotland Group plc
$	2,700,000	6.99%, 10/05/2017 (3)(5)(7)	$3,199,500
	1,800,000	7.64%, 09/30/2017 (5)(7)	1,971,000
		Societe Generale S.A.
	1,075,000	6.00%, 01/27/2020 (3)(5)(7)	1,024,582
	745,000	7.88%, 12/18/2023 (3)(5)(7)	772,938
	3,305,000	8.25%, 11/29/2018 (5)(6)	3,511,562

			26,049,886

		Commercial Services - 2.4%
		Quad/Graphics, Inc.
	3,265,000	7.00%, 05/01/2022	3,144,521
		Service Corp. International
	3,070,000	4.50%, 11/15/2020	3,139,075
		Servicemaster Co.
	3,522,000	7.00%, 08/15/2020	3,724,515

			10,008,111

		Construction Materials - 3.9%
		Associated Materials LLC
	1,210,000	9.13%, 11/01/2017	1,028,500
		Building Materials Corp. of America
	3,990,000	5.38%, 11/15/2024 (3)	4,089,750
		Cemex Finance LLC
	1,990,000	6.00%, 04/01/2024 (3)	2,040,944
		Cemex S.A.B. de C.V.
	1,995,000	5.70%, 01/11/2025 (3)	1,999,389
	940,000	6.13%, 05/05/2025 (3)	964,628
		Nortek, Inc.
	2,760,000	8.50%, 04/15/2021	2,980,800
		Ply Gem Industries, Inc.
	3,330,000	6.50%, 02/01/2022	3,263,400

			16,367,411

		Diversified Financial Services - 3.0%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	1,670,000	4.50%, 05/15/2021 (3)	1,757,675
		International Lease Finance Corp.
	4,065,000	5.88%, 04/01/2019	4,420,687
	2,075,000	5.88%, 08/15/2022	2,339,563
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	2,270,000	6.50%, 08/01/2018	2,309,725
	410,000	6.50%, 07/01/2021	399,750
	366,000	7.88%, 10/01/2020	376,980
		TMX Finance LLC
	1,570,000	8.50%, 09/15/2018 (3)	1,122,550

			12,726,930

		Electric - 1.9%
		DPL, Inc.
	3,170,000	7.25%, 10/15/2021	3,423,600
		Dynegy, Inc.
	1,275,000	5.88%, 06/01/2023	1,259,063
		GenOn Americas Generation LLC
	740,000	8.50%, 10/01/2021	721,500
	1,570,000	9.13%, 05/01/2031	1,493,462
		Texas Competitive Electric Holdings Co. LLC
	1,460,000	11.50%, 10/01/2020 (3)(8)	959,950

			7,857,575

The accompanying notes are an integral part of these financial statements.

79

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 90.5% - (continued)
		Engineering & Construction - 1.1%
		Abengoa Finance
EUR	745,000	6.00%, 03/31/2021 (3)	$782,149
	630,000	6.00%, 03/31/2021 (6)	661,415
$	1,800,000	7.75%, 02/01/2020 (3)	1,792,800
		Abengoa Greenfield S.A.
	1,485,000	6.50%, 10/01/2019 (3)	1,392,187

			4,628,551

		Food - 0.2%
		Albertson’s Holdings LLC
	637,000	7.75%, 10/15/2022 (3)	694,330

		Food Service - 0.7%
		Aramark Services, Inc.
	2,875,000	5.75%, 03/15/2020	2,997,188

		Forest Products & Paper - 0.7%
		Tembec Industries, Inc.
	2,995,000	9.00%, 12/15/2019 (3)	3,054,900

		Healthcare-Products - 1.0%
		Alere, Inc.
	2,645,000	6.50%, 06/15/2020	2,750,800
		Biomet, Inc.
	1,205,000	6.50%, 08/01/2020	1,275,794

			4,026,594

		Healthcare-Services - 7.1%
		Amsurg Corp.
	2,380,000	5.63%, 07/15/2022	2,416,176
		Community Health Systems, Inc.
	615,000	5.13%, 08/15/2018	638,063
	4,105,000	6.88%, 02/01/2022	4,356,431
	3,320,000	7.13%, 07/15/2020	3,560,700
		Envision Healthcare Corp.
	970,000	5.13%, 07/01/2022 (3)	999,100
		HCA Holdings, Inc.
	2,645,000	6.25%, 02/15/2021	2,888,340
		HCA, Inc.
	1,180,000	5.38%, 02/01/2025	1,239,000
	4,626,000	7.50%, 11/15/2095	4,510,350
		inVentiv Health, Inc.
	520,000	9.00%, 01/15/2018 (3)	546,000
		MPH Acquisition Holdings LLC
	1,390,000	6.63%, 04/01/2022 (3)	1,459,514
		Tenet Healthcare Corp.
	2,565,000	4.75%, 06/01/2020	2,603,475
	1,640,000	5.00%, 03/01/2019 (3)	1,629,750
	1,585,000	8.13%, 04/01/2022	1,729,631
		Wellcare Health Plans, Inc.
	1,160,000	5.75%, 11/15/2020	1,229,600

			29,806,130

		Holding Companies-Diversified - 0.2%
		Argos Merger Sub, Inc.
	836,000	7.13%, 03/15/2023 (3)	877,800

		Home Builders - 2.7%
		K Hovnanian Enterprises, Inc.
	570,000	7.00%, 01/15/2019 (3)	544,350
	245,000	8.00%, 11/01/2019 (3)	237,650
	2,426,000	9.13%, 11/15/2020 (3)	2,571,560
		KB Home
	1,030,000	7.00%, 12/15/2021	1,073,775

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 90.5% - (continued)
		Home Builders - 2.7% - (continued)
$	1,895,000	7.50%, 09/15/2022	$1,980,275
	1,510,000	8.00%, 03/15/2020	1,668,550
		Lennar Corp.
	1,005,000	4.75%, 12/15/2017	1,050,225
	2,095,000	4.75%, 11/15/2022	2,118,569

			11,244,954

		Household Products/Wares - 0.6%
		Sun Products Corp.
	2,760,000	7.75%, 03/15/2021 (3)	2,432,250

		Internet - 1.2%
		Netflix, Inc.
	760,000	5.50%, 02/15/2022 (3)	799,900
	1,190,000	5.88%, 02/15/2025 (3)	1,267,350
		Zayo Group LLC
	2,985,000	6.00%, 04/01/2023 (3)	2,999,925

			5,067,175

		Iron/Steel - 2.2%
		AK Steel Corp.
	1,580,000	7.63%, 05/15/2020	1,370,650
	1,935,000	7.63%, 10/01/2021	1,596,375
	1,460,000	8.38%, 04/01/2022	1,255,600
		ArcelorMittal
	210,000	7.50%, 03/01/2041	214,725
	1,175,000	7.75%, 10/15/2039	1,213,187
		Steel Dynamics, Inc.
	1,095,000	5.50%, 10/01/2024 (3)	1,130,588
		United States Steel Corp.
	2,526,000	7.38%, 04/01/2020	2,639,670

			9,420,795

		IT Services - 1.0%
		SunGard Data Systems, Inc.
	3,190,000	6.63%, 11/01/2019	3,325,575
	783,000	7.38%, 11/15/2018	814,320

			4,139,895

		Machinery-Diversified - 0.8%
		Case New Holland Industrial, Inc.
	3,104,000	7.88%, 12/01/2017	3,422,160

		Media - 7.7%
		CCO Holdings LLC
	105,000	5.13%, 02/15/2023	103,787
	495,000	5.75%, 09/01/2023	499,950
	2,920,000	7.38%, 06/01/2020	3,109,800
		Cequel Communications Holdings I LLC
	630,000	5.13%, 12/15/2021 (3)	630,914
	3,305,000	5.13%, 12/15/2021 (3)	3,317,394
		DISH DBS Corp.
	1,250,000	5.00%, 03/15/2023	1,184,375
	3,270,000	6.75%, 06/01/2021	3,462,374
	2,812,000	7.88%, 09/01/2019	3,174,045
		Gannett Co., Inc.
	2,820,000	4.88%, 09/15/2021 (3)	2,897,550
	2,380,000	5.13%, 10/15/2019	2,507,925
	270,000	5.50%, 09/15/2024 (3)	280,800
	800,000	6.38%, 10/15/2023	866,000
		Gray Television, Inc.
	895,000	7.50%, 10/01/2020	950,937

The accompanying notes are an integral part of these financial statements.

80

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 90.5% - (continued)
		Media - 7.7% - (continued)
		Harron Communications LP/Harron Finance Corp.
$	950,000	9.13%, 04/01/2020 (3)	$1,042,625
		NBCUniversal Enterprise, Inc.
	1,980,000	5.25%, 03/29/2049 (3)(5)	2,088,900
		Quebecor Media, Inc.
	1,540,000	5.75%, 01/15/2023	1,590,050
		Unitymedia Hessen GmbH & Co.
	3,045,000	5.50%, 01/15/2023 (3)	3,185,831
		Videotron Ltd.
	990,000	5.00%, 07/15/2022	1,021,482
	170,000	9.13%, 04/15/2018	173,502

			32,088,241

		Mining - 1.9%
		Constellium N.V.
	1,125,000	5.75%, 05/15/2024 (3)	1,082,812
	1,820,000	8.00%, 01/15/2023 (3)	1,963,325
		FMG Resources August 2006 Pty Ltd.
	6,550,000	6.88%, 04/01/2022 (3)	4,961,625
	110,000	9.75%, 03/01/2022 (3)	113,369

			8,121,131

		Office/Business Equipment - 1.3%
		CDW LLC / CDW Finance Corp.
	405,000	5.00%, 09/01/2023	417,150
	560,000	5.50%, 12/01/2024	595,280
	4,085,000	6.00%, 08/15/2022	4,401,588

			5,414,018

		Oil & Gas - 7.1%
		Antero Resources Corp.
	470,000	5.38%, 11/01/2021	474,700
	575,000	5.63%, 06/01/2023 (3)	587,219
	2,510,000	6.00%, 12/01/2020	2,563,337
		Blue Racer Midstream LLC
	1,040,000	6.13%, 11/15/2022 (3)	1,081,600
		Bonanza Creek Energy, Inc.
	2,395,000	6.75%, 04/15/2021	2,436,912
		Concho Resources, Inc.
	925,000	5.50%, 10/01/2022	941,280
		Diamondback Energy, Inc.
	2,215,000	7.63%, 10/01/2021	2,397,737
		Everest Acquisition LLC
	1,800,000	9.38%, 05/01/2020	1,926,000
		Laredo Petroleum, Inc.
	700,000	5.63%, 01/15/2022	704,375
	1,360,000	6.25%, 03/15/2023	1,407,600
	575,000	7.38%, 05/01/2022	615,250
		Matador Resources Co.
	375,000	6.88%, 04/15/2023 (3)	384,844
		MEG Energy Corp.
	2,760,000	7.00%, 03/31/2024 (3)	2,719,152
		Paragon Offshore plc
	3,345,000	6.75%, 07/15/2022 (3)	1,388,175
		QEP Resources, Inc.
	35,000	5.25%, 05/01/2023	35,088
	200,000	5.38%, 10/01/2022	202,500
	235,000	6.80%, 03/01/2020	247,338
		Range Resources Corp.
	455,000	5.00%, 08/15/2022	461,825

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 90.5% - (continued)
		Oil & Gas - 7.1% - (continued)
		Rice Energy, Inc.
$	500,000	7.25%, 05/01/2023 (3)	$520,000
		Rosetta Resources, Inc.
	1,590,000	5.63%, 05/01/2021	1,591,988
	1,120,000	5.88%, 06/01/2022	1,117,200
		Tullow Oil plc
	2,270,000	6.00%, 11/01/2020 (3)	2,088,400
	2,030,000	6.25%, 04/15/2022 (3)	1,857,450
		WPX Energy, Inc.
	1,380,000	5.25%, 09/15/2024	1,273,050
	920,000	6.00%, 01/15/2022	901,950

			29,924,970

		Packaging & Containers - 0.9%
		Ardagh Finance Holdings S.A.
	1,252,612	8.63%, 06/15/2019 (3)(9)	1,337,163
		Ardagh Packaging Finance plc
	685,000	6.00%, 06/30/2021 (3)	695,275
	1,457,000	9.13%, 10/15/2020 (3)	1,566,275

			3,598,713

		Pharmaceuticals - 3.5%
		Endo Finance LLC
	2,645,000	6.00%, 02/01/2025 (3)	2,712,778
		Grifols Worldwide Operations Ltd.
	1,015,000	5.25%, 04/01/2022 (3)	1,037,838
		PRA Holdings, Inc.
	1,692,000	9.50%, 10/01/2023 (3)	1,909,845
		Salix Pharmaceuticals Ltd.
	4,076,000	6.50%, 01/15/2021 (3)	4,626,260
		Valeant Pharmaceuticals International, Inc.
	965,000	6.13%, 04/15/2025 (3)	995,759
		VRX Escrow Corp.
	3,280,000	5.88%, 05/15/2023 (3)	3,366,100

			14,648,580

		Pipelines - 0.6%
		El Paso Corp.
	595,000	7.00%, 06/15/2017	652,570
		Energy Transfer Equity L.P.
	1,757,000	7.50%, 10/15/2020	1,976,625

			2,629,195

		Retail - 3.7%
		99 Cents Only Stores
	2,405,000	11.00%, 12/15/2019	2,513,225
		CEC Entertainment, Inc.
	1,415,000	8.00%, 02/15/2022	1,448,606
		Family Tree Escrow LLC
	230,000	5.25%, 03/01/2020 (3)	240,925
	1,125,000	5.75%, 03/01/2023 (3)	1,181,250
		GRD Holding III Corp.
	2,210,000	10.75%, 06/01/2019 (3)	2,397,850
		Michaels Stores, Inc.
	3,060,000	5.88%, 12/15/2020 (3)	3,174,750
		Party City Holdings, Inc.
	1,755,000	8.88%, 08/01/2020	1,897,594
		PC Nextco Holdings LLC / PC Nextco Finance, Inc.
	2,585,000	8.75%, 08/15/2019	2,636,700

			15,490,900

The accompanying notes are an integral part of these financial statements.

81

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 90.5% - (continued)
		Semiconductors - 2.6%
		Entegris, Inc.
$	2,775,000	6.00%, 04/01/2022 (3)	$2,899,875
		Freescale Semiconductor, Inc.
	5,565,000	6.00%, 01/15/2022 (3)	6,012,982
		Sensata Technologies B.V.
	1,165,000	5.00%, 10/01/2025 (3)	1,202,862
	685,000	5.63%, 11/01/2024 (3)	731,238

			10,846,957

		Software - 7.0%
		Activision Blizzard, Inc.
	4,802,000	5.63%, 09/15/2021 (3)	5,132,137
	1,465,000	6.13%, 09/15/2023 (3)	1,614,254
		Audatex North America, Inc.
	3,841,000	6.00%, 06/15/2021 (3)	3,967,023
		Emdeon, Inc.
	1,625,000	11.00%, 12/31/2019	1,779,375
		First Data Corp.
	990,000	6.75%, 11/01/2020 (3)	1,054,350
	1,960,000	7.38%, 06/15/2019 (3)	2,035,950
	4,350,000	8.25%, 01/15/2021 (3)	4,612,349
		Infor Software Parent LLC
	3,315,000	7.13%, 05/01/2021 (3)(9)	3,323,288
		Infor US, Inc.
	2,710,000	6.50%, 05/15/2022 (3)	2,784,525
	855,000	11.50%, 07/15/2018	924,469
		MSCI, Inc.
	2,005,000	5.25%, 11/15/2024 (3)	2,085,200

			29,312,920

		Telecommunications - 13.3%
		Alcatel-Lucent USA, Inc.
	3,070,000	6.45%, 03/15/2029	3,430,725
	660,000	6.50%, 01/15/2028	739,200
	1,810,000	6.75%, 11/15/2020 (3)	1,950,275
		Altice Financing S.A.
	235,000	6.50%, 01/15/2022 (3)	239,700
	530,000	6.63%, 02/15/2023 (3)	545,900
	2,100,000	7.88%, 12/15/2019 (3)	2,231,355
	250,000	8.13%, 01/15/2024 (3)	263,125
	925,000	9.88%, 12/15/2020 (3)	1,020,969
		DigitalGlobe, Inc.
	2,190,000	5.25%, 02/01/2021 (3)	2,206,425
		Intelsat Jackson Holdings S.A.
	190,000	6.63%, 12/15/2022	187,625
	1,140,000	7.50%, 04/01/2021	1,184,175
		Level 3 Financing, Inc.
	2,380,000	5.38%, 08/15/2022	2,430,575
	2,245,000	6.13%, 01/15/2021	2,376,894
	2,319,000	7.00%, 06/01/2020	2,484,229
		PAETEC Holding Corp.
	961,000	9.88%, 12/01/2018	1,011,212
		SoftBank Corp.
	2,940,000	4.50%, 04/15/2020 (3)	3,009,825
		Sprint Communications, Inc.
	3,470,000	7.00%, 03/01/2020 (3)	3,838,687
	1,533,000	9.00%, 11/15/2018 (3)	1,744,263
		Sprint Corp.
	4,070,000	7.25%, 09/15/2021	4,085,262
	2,935,000	7.88%, 09/15/2023	2,946,006
		Syniverse Holdings, Inc.
	3,945,000	9.13%, 01/15/2019	3,708,300

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 90.5% - (continued)
		Telecommunications - 13.3% - (continued)
		T-Mobile USA, Inc.
$	225,000	6.13%, 01/15/2022	$232,031
	795,000	6.46%, 04/28/2019	820,837
	330,000	6.50%, 01/15/2024	344,438
	3,125,000	6.63%, 11/15/2020	3,261,719
	2,440,000	6.63%, 04/28/2021	2,574,200
	1,505,000	6.73%, 04/28/2022	1,585,894
		Wind Acquisition Finance S.A.
EUR	3,805,000	4.00%, 07/15/2020 (3)	4,326,533
$	770,000	6.50%, 04/30/2020 (3)	818,125

			55,598,504

		Total Corporate Bonds (cost $377,295,118)	$379,509,720

SENIOR FLOATING RATE INTERESTS - 2.1% (10)
		Coal - 0.3%
		Arch Coal, Inc.
	2,042,186	6.25%, 05/16/2018	$1,518,284

		Electric - 0.6%
		Texas Competitive Electric Holdings Co. LLC
	4,200,000	4.67%, 10/10/2017 (4)	2,596,356

		Insurance - 0.2%
		Asurion LLC
	830,000	8.50%, 03/03/2021	841,205

		Machinery-Diversified - 0.5%
		Gardner Denver, Inc.
	2,028,553	4.25%, 07/30/2020	1,978,042

		Retail - 0.5%
		Neiman Marcus Group, Inc.
	1,975,533	4.25%, 10/25/2020	1,979,404

		Total Senior Floating Rate Interests (cost $9,893,171)	$8,913,291

CONVERTIBLE BONDS - 0.4%
		Home Builders - 0.1%
		M/I Homes, Inc.
	543,000	3.00%, 03/01/2018	$536,891

		Oil & Gas - 0.3%
		Cobalt International Energy, Inc.
	1,645,000	2.63%, 12/01/2019	1,262,538

		Total Convertible Bonds (cost $2,341,557)	$1,799,429

PREFERRED STOCKS - 0.7%
		Diversified Financials - 0.7%
	75	Citigroup Capital	$1,942
	108,616	GMAC Capital Trust I Series 2	2,854,428

		Total Preferred Stocks (cost $2,568,705)	$2,856,370

		Total Long-Term Investments (cost $394,431,400)	$393,358,286

The accompanying notes are an integral part of these financial statements.

82

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
SHORT-TERM INVESTMENTS - 4.8%
	Other Investment Pools & Funds -4.8%
20,305,952	Fidelity Money Market Class 1	$20,305,952

	Total Short-Term Investments (cost $20,305,952)	$20,305,952

Total Investments (cost $414,737,352) ^	98.6%	$413,664,238
Other Assets and Liabilities	1.4%	5,764,085

Total Net Assets	100.0%	$419,428,323

The accompanying notes are an integral part of these financial statements.

83

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $414,944,971 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,099,580
Unrealized Depreciation	(13,380,313)

Net Unrealized Depreciation	$(1,280,733)

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $279,476, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2011	104,555,002	KCA Deutag	$1,416,929

At April 30, 2015, the aggregate value of these securities were $279,476, which represents 0.1% of total net assets.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $173,644,029, which represents 41.4% of total net assets.

(4)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $9,312,376, which represents 2.2% of total net assets.

(7)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(8)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(9)	This security may pay interest in additional principal instead of cash.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2015.

The accompanying notes are an integral part of these financial statements.

84

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding April 30, 2015

Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value*	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.22	USD	8,322,600	5.00%	06/20/19	514,239	$761,043	$246,804
CDX.NA.HY.23	USD	7,237,300	5.00%	12/20/19	398,595	632,583	233,988

Total					$912,834	$1,393,626	$480,792

Total					$912,834	$1,393,626	$480,792

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
EUR	Sell	05/29/15	DEUT	$8,705,227	$9,000,880	$(295,653)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)
Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
MSCI	Morgan Stanley Capital International

Other Abbreviations:
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

85

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Common Stocks	$279,476	$—	$—	$279,476
Asset & Commercial Mortgage Backed Securities	—	—	—	—
Corporate Bonds	379,509,720	—	379,509,720	—
Senior Floating Rate Interests	8,913,291	—	8,913,291	—
Convertible Bonds	1,799,429	—	1,799,429	—
Preferred Stocks	2,856,370	2,856,370	—	—
Short-Term Investments	20,305,952	20,305,952	—	—

Total	$413,664,238	$23,162,322	$390,222,440	$279,476

Swaps - Credit Default (2)	$480,792	$—	$480,792	$—

Total	$480,792	$—	$480,792	$—

Liabilities
Foreign Currency Contracts (2)	$(295,653)	$—	$(295,653)	$—

Total	$(295,653)	$—	$(295,653)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Total
Beginning balance	$510,751	$510,751
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(231,275)	(231,275)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$279,476	$279,476

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $(231,275).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

86

The Hartford Inflation Plus Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa/AAA	93.8%
A	0.2
Baa/BBB	2.1
Ba/BB	2.4
B	0.9
Not Rated	0.3
Non-Debt Securities and Other Short-Term Instruments	0.9
Other Assets & Liabilities	(0.6)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Fixed Income Securities
Foreign Government Obligations	1.3%
Senior Floating Rate Interests	4.6
U.S. Government Securities	93.8

Total	99.7%

Short-Term Investments	0.9%
Other Assets & Liabilities	(0.6)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

87

The Hartford Inflation Plus Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 1.3%
		Brazil - 0.3%
		Brazil Notas do Tesouro Nacional Serie B
BRL	8,639,209	6.00%, 05/15/2019 (1)	$2,850,969

		Chile - 0.2%
		Bonos de la Tesoreria de la Republica
CLP	737,637,600	3.00%, 01/01/2040 (1)	1,527,176

		Colombia - 0.2%
		Colombian TES
COP	4,440,729,888	3.50%, 03/10/2021 (1)	1,925,666

		Mexico - 0.2%
		Mexican Udibonos
MXN	31,366,997	4.00%, 11/15/2040 (1)	2,245,349

		Turkey - 0.1%
		Turkey Government Bond
TRY	2,368,747	2.50%, 05/04/2016 (1)	884,093

		Uruguay - 0.3%
		Uruguay Government International Bond
UYU	62,177,850	4.25%, 04/05/2027 (1)	2,336,635

		Total Foreign Government Obligations (cost $12,109,280)	$11,769,888

SENIOR FLOATING RATE INTERESTS - 4.6% (2)
		Aerospace/Defense - 0.1%
		BE Aerospace, Inc.
$	538,650	4.00%, 12/16/2021	$544,036
		DigitalGlobe, Inc.
	583,100	3.75%, 01/31/2020	584,313

			1,128,349

		Airlines - 0.1%
		Delta Air Lines, Inc.
	1,305,247	3.25%, 04/20/2017	1,304,764

		Auto Manufacturers - 0.2%
		Chrysler Group LLC
	1,447,548	3.50%, 05/24/2017	1,448,995

		Auto Parts & Equipment - 0.2%
		Goodyear Tire and Rubber Co.
	1,666,667	4.75%, 04/30/2019	1,680,817

		Biotechnology - 0.3%
		Royalty Pharma
	2,288,420	3.25%, 11/09/2018	2,292,424

		Chemicals - 0.2%
		Ineos U.S. Finance LLC
	995,757	3.75%, 05/04/2018	997,131
		Minerals Technologies, Inc.
	654,592	4.00%, 05/07/2021	657,459

			1,654,590

		Commercial Services - 0.0%
		Vantiv Holding LLC
	348,354	3.75%, 06/13/2021	349,552

		Diversified Financial Services - 0.1%
		Delos Finance S.a.r.l.
	685,000	3.50%, 03/06/2021	686,343

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 4.6% (2) - (continued)
		Electric - 0.1%
		Calpine Corp.
$	1,194,375	4.00%, 10/09/2019	$1,199,356

		Energy-Alternate Sources - 0.1%
		MEG Energy Corp.
	855,121	3.75%, 03/31/2020	843,629

		Food - 0.1%
		H.J. Heinz Co.
	612,543	3.25%, 06/05/2020	613,308

		Healthcare-Products - 0.1%
		Truven Health Analytics
	486,325	4.50%, 06/06/2019	486,529

		Healthcare-Services - 0.5%
		Community Health Systems, Inc.
	316,000	4.25%, 01/27/2021	317,874
		HCA, Inc.
	1,970,000	3.03%, 05/01/2018	1,973,132
		IMS Health, Inc.
	1,476,964	3.50%, 03/17/2021	1,476,225
		MPH Acquisition Holdings LLC
	388,636	3.75%, 03/31/2021	388,310
		Ortho-Clinical Diagnostics, Inc.
	431,738	4.75%, 06/30/2021	430,227

			4,585,768

		Insurance - 0.2%
		Asurion LLC
	1,509,199	5.00%, 05/24/2019	1,516,473

		Media - 0.3%
		Charter Communications Operating LLC
	961,522	3.00%, 01/03/2021	958,714
		Numericable U.S. LLC
	254,478	4.50%, 05/21/2020	255,432
	294,147	4.50%, 05/21/2020	295,250
		Virgin Media Bristol LLC
	854,809	3.50%, 06/07/2020	855,186

			2,364,582

		Metal Fabricate/Hardware - 0.2%
		Rexnord LLC
	2,168,313	4.00%, 08/21/2020	2,174,948

		Mining - 0.1%
		FMG Resources August 2006 Pty Ltd.
	1,004,405	3.75%, 06/30/2019	905,702

		Oil & Gas - 0.1%
		Energy Transfer Equity L.P.
	1,200,250	3.25%, 12/02/2019	1,194,405

		Packaging & Containers - 0.2%
		Berry Plastics Holding Corp.
	1,004,500	3.50%, 02/08/2020	1,004,309
		Reynolds Group Holdings, Inc.
	1,050,803	4.50%, 12/01/2018	1,060,786

			2,065,095

		Pharmaceuticals - 0.1%
		Grifols Worldwide Operations Ltd.
	866,250	3.18%, 02/27/2021	868,164

The accompanying notes are an integral part of these financial statements.

88

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 4.6% (2) - (continued)
		Retail - 0.1%
		Michaels Stores, Inc.
$	397,000	4.00%, 01/28/2020	$398,929
		Staples, Inc.
	160,000	0.00%, 04/07/2021 (3)	160,541

			559,470

		Semiconductors - 0.3%
		Avago Technologies Cayman Ltd.
	1,161,430	3.75%, 05/06/2021	1,166,273
		Freescale Semiconductor, Inc.
	1,960,188	4.25%, 02/28/2020	1,967,538

			3,133,811

		Software - 0.4%
		Infor U.S., Inc.
	1,178,582	3.75%, 06/03/2020	1,176,295
		Kronos, Inc.
	1,019,837	4.50%, 10/30/2019	1,025,119
		Magic Newco LLC
	1,711,156	5.00%, 12/12/2018	1,717,214

			3,918,628

		Telecommunications - 0.4%
		Level 3 Financing, Inc.
	630,000	4.50%, 01/31/2022	630,397
		Telesat Canada
	1,512,897	3.50%, 03/28/2019	1,510,068
		Univision Communications, Inc.
	1,004,406	4.00%, 03/01/2020	1,004,958
		Ziggo Financing Partnership
	305,074	3.50%, 01/15/2022	305,107
	196,596	3.50%, 01/15/2022	196,618
	323,330	3.50%, 01/15/2022	323,366

			3,970,514

		Textiles - 0.1%
		PVH Corp.
	692,622	3.25%, 02/13/2020	696,182

		Total Senior Floating Rate Interests (cost $41,513,079)	$41,642,398

U.S. GOVERNMENT AGENCIES - 0.0%
		FNMA - 0.0%
		FNMA
	1,733	10.50%, 12/01/2018	$1,742

		GNMA - 0.0%
		GNMA
	413	11.00%, 12/20/2015	417

		Total U.S. Government Agencies (cost $2,210)	$2,159

U.S. GOVERNMENT SECURITIES - 93.8%
		U.S. Treasury Securities - 93.8%
		U.S. Treasury Bonds - 5.8%
	14,060,303	0.25%, 01/15/2025 (1)	$14,240,444
	31,032,871	2.38%, 01/15/2025 (1)	37,738,888

			51,979,332

		U.S. Treasury Notes - 88.0%
	45,903,020	0.13%, 04/15/2017 (1)	46,882,039
	56,778,416	0.13%, 04/15/2018 (1)	58,131,332

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT SECURITIES - 93.8% - (continued)
		U.S. Treasury Notes - 88.0% - (continued)
$	49,602,754	0.13%, 04/15/2019 (1)	$50,738,211
	39,886,926	0.13%, 04/15/2020 (1)	40,693,999
	71,601,746	0.13%, 01/15/2022 (1)	72,440,847
	62,432,146	0.13%, 07/15/2022 (1)	63,397,909
	62,021,750	0.13%, 01/15/2023 (1)	62,535,352
	47,368,591	0.13%, 07/15/2024 (1)	47,635,039
	55,874,280	0.38%, 07/15/2023 (1)	57,554,867
	41,781,360	0.63%, 07/15/2021 (1)	43,912,878
	60,525,219	0.63%, 01/15/2024 (1)	63,390,725
	40,983,943	1.13%, 01/15/2021 (1)	44,096,182
	51,350,771	1.25%, 07/15/2020 (1)	55,847,969
	26,616,492	1.38%, 01/15/2020 (1)	28,849,775
	10,931,000	2.13%, 01/15/2019 (1)	12,049,722
	26,242,788	2.38%, 01/15/2017 (1)	27,821,449
	17,925,393	2.50%, 07/15/2016 (1)	18,830,069

			794,808,364

		Total U.S. Government Securities (cost $846,407,354)	$846,787,696

		Total Long-Term Investments (cost $900,031,923)	$900,202,141

SHORT-TERM INVESTMENTS - 0.9%
		Other Investment Pools & Funds - 0.9%
	8,395,377	Fidelity Money Market Class 1	$8,395,377

		Total Short-Term Investments (cost $8,395,377)	$8,395,377

Total Investments (cost $908,427,300) ^	100.6%	$908,597,518
Other Assets and Liabilities	(0.6)%	(5,193,579)

Total Net Assets	100.0%	$903,403,939

The accompanying notes are an integral part of these financial statements.

89

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $915,653,263 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,936,109
Unrealized Depreciation	(11,991,854)

Net Unrealized Depreciation	$(7,055,745)

(1)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(2)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2015.

(3)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
DEUT	1.11% Fixed	CPURNSA	USD	18,925,000	01/15/17	$—	$—	$6,738	$6,738
BCLY	1.41% Fixed	CPURNSA	USD	16,050,000	01/15/18	—	—	(21,823)	(21,823)

Total						$—	$—	$(15,085)	$(15,085)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/29/15	GSC	$5,260,308	$5,354,138	$93,830
AUD	Sell	05/29/15	CBA	5,333,328	5,309,105	24,223
AUD	Sell	05/29/15	CBA	2,633,999	2,655,343	(21,344)
AUD	Sell	05/29/15	BOA	2,633,098	2,654,553	(21,455)
BRL	Buy	06/17/15	HSBC	1,297,001	1,390,668	93,667
BRL	Sell	06/17/15	HSBC	1,332,958	1,390,668	(57,710)
CAD	Buy	05/29/15	TDB	2,662,499	2,678,558	16,059
CAD	Buy	05/29/15	BMO	2,662,120	2,677,729	15,609
CAD	Buy	05/29/15	CBA	5,251,121	5,250,238	(883)
CHF	Sell	05/29/15	UBS	10,758,073	11,109,618	(351,545)
COP	Sell	06/17/15	BNP	892,976	984,683	(91,707)
EUR	Sell	05/29/15	DEUT	11,011,629	11,385,614	(373,985)
GBP	Sell	05/29/15	GSC	5,329,758	5,443,476	(113,718)
JPY	Sell	05/29/15	DEUT	1,801,094	1,793,509	7,585
JPY	Sell	05/29/15	MSC	5,261,556	5,271,611	(10,055)
TRY	Sell	06/17/15	BOA	456,507	438,926	17,581

Total						$(773,848)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

90

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
MSC	Morgan Stanley
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
TRY	Turkish Lira
UYU	Uruguayan Peso

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

91

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Foreign Government Obligations	$11,769,888	$—	$11,769,888	$—
Senior Floating Rate Interests	41,642,398	—	41,642,398	—
U.S. Government Agencies	2,159	—	2,159	—
U.S. Government Securities	846,787,696	—	846,787,696	—
Short-Term Investments	8,395,377	8,395,377	—	—

Total	$908,597,518	$8,395,377	$900,202,141	$—

Foreign Currency Contracts (2)	$268,554	$—	$268,554	$—
Swaps - Interest Rate (2)	6,738	—	6,738	—

Total	$275,292	$—	$275,292	$—

Liabilities
Foreign Currency Contracts (2)	$(1,042,402)	$—	$(1,042,402)	$—
Swaps - Interest Rate (2)	(21,823)	—	(21,823)	—

Total	$(1,064,225)	$—	$(1,064,225)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $135,197,385 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

92

The Hartford Quality Bond Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa/AAA	83.4%
Aa/AA	5.0
A	3.4
Ba/BB	0.2
B	0.2
Caa/CCC or Lower	4.7
Not Rated	1.6
Non-Debt Securities and Other Short-Term Instruments	54.2
Other Assets & Liabilities	(52.7)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	26.3%
Municipal Bonds	0.4
U.S. Government Agencies	68.5
U.S. Government Securities	3.3

Total	98.5%

Short-Term Investments	54.2%
Other Assets & Liabilities	(52.7)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

93

The Hartford Quality Bond Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 26.3%
		Asset-Backed - Automobile - 2.2%
		AmeriCredit Automobile Receivables Trust
$	250,000	3.38%, 04/09/2018	$256,321
		Carfinance Capital Automotive Trust
	5,414	1.65%, 07/17/2017 (1)	5,416
		First Investors Automotive Owner Trust
	150,000	2.47%, 05/15/2018 (1)	151,062
		Santander Drive Automotive Receivables Trust
	44,028	3.82%, 08/15/2017	44,329
		Westlake Automobile Receivables Trust
	200,000	2.24%, 04/15/2020 (1)	200,885

			658,013

		Asset-Backed - Credit Card - 2.0%
		Bank of America Credit Card Trust
	125,000	0.47%, 01/15/2020 (2)	125,090
		Barclays Dryrock Issuance Trust
	300,000	0.52%, 03/16/2020 (2)	299,704
		Cabela’s Master Credit Card Trust
	170,000	0.63%, 07/15/2022 (2)	169,500

			594,294

		Asset-Backed - Finance & Insurance - 6.4%
		Ally Master Owner Trust
	250,000	1.72%, 07/15/2019	252,127
		Carlyle Global Market Strategies Ltd.
	250,000	1.79%, 04/17/2025 (1)(2)	249,875
		Dryden Senior Loan Fund
	250,000	1.76%, 07/15/2026 (1)(2)	250,200
		Magnetite CLO Ltd.
	250,000	1.75%, 04/15/2026 (1)(2)	250,200
	250,000	2.23%, 07/25/2026 (1)(2)	248,975
		SpringCastle America Funding LLC
	163,793	2.70%, 05/25/2023 (1)	164,622
		Springleaf Funding Trust
	110,000	2.41%, 12/15/2022 (1)	110,171
	250,000	3.16%, 11/15/2024 (1)	252,335
		TAL Advantage LLC
	176,250	2.83%, 02/22/2038 (1)	176,063

			1,954,568

		Asset-Backed - Home Equity - 0.6%
		Asset Backed Securities Corp. Home Equity Loan Trust
	211,629	0.68%, 08/25/2034 (2)	189,310

		Commercial Mortgage-Backed Securities - 4.3%
		Commercial Mortgage Trust
	241,000	5.44%, 03/10/2039	253,726
		FREMF Mortgage Trust
	153,000	3.56%, 11/25/2046 (1)(2)	156,285
	165,000	4.38%, 06/25/2047 (1)(2)	173,601
	200,000	4.69%, 10/25/2030 (1)(2)	213,765
		LB-UBS Commercial Mortgage Trust
	90,000	5.37%, 09/15/2039 (2)	94,033
		Morgan Stanley Re-Remic Trust
	386,046	5.99%, 08/15/2045 (1)(2)	411,431

			1,302,841

		Whole Loan Collateral CMO - 10.8%
		Connecticut Avenue Securities Series
	30,000	2.78%, 05/25/2024 (2)	27,833
	20,000	2.78%, 05/25/2024 (2)	18,648
	300,000	4.58%, 01/25/2024 (2)	312,900

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 26.3% - (continued)
		Whole Loan Collateral CMO - 10.8% - (continued)
$	100,000	5.43%, 10/25/2023 (2)	$109,352
		First Horizon Mortgage Pass-Through
	236,274	2.60%, 08/25/2037 (2)	194,052
		GSR Mortgage Loan Trust
	195,264	2.59%, 04/25/2036 (2)	165,383
		IndyMac Index Mortgage Loan Trust
	101,267	2.86%, 06/25/2036 (2)	80,037
	67,695	4.77%, 08/25/2036 (2)	65,835
		JP Morgan Mortgage Trust
	146,037	3.00%, 09/25/2044 (1)	147,639
		Morgan Stanley Dean Witter Capital I
	73,836	1.70%, 03/25/2033 (2)	69,150
		MortgageIT Trust
	208,268	0.82%, 02/25/2035 (2)	203,074
		Residential Accredit Loans, Inc.
	247,621	3.54%, 09/25/2035 (2)	211,337
		Residential Funding Mortgage Securities, Inc.
	165,992	2.77%, 09/25/2035 (2)	154,176
	247,892	3.21%, 02/25/2036 (2)	221,506
	168,652	5.75%, 01/25/2036	137,244
		Sequoia Mortgage Trust
	93,576	0.41%, 02/20/2035 (2)	87,893
		Springleaf Mortgage Loan Trust
	200,447	2.31%, 06/25/2058 (1)(2)	196,777
	155,172	3.52%, 12/25/2065 (1)(2)	158,143
		Thornburg Mortgage Securities Trust
	266,281	2.22%, 04/25/2045 (2)	267,581
		Washington Mutual Mortgage Pass-Through Certificates WMALT
	41,924	0.34%, 02/25/2037 (2)	31,784
	228,000	5.50%, 03/25/2035	227,171
		Wells Fargo Mortgage Backed Securities Trust
	206,360	2.62%, 10/25/2036 (2)	191,300

			3,278,815

		Total Asset & Commercial Mortgage Backed Securities (cost $7,865,130)	$7,977,841

MUNICIPAL BONDS - 0.4%
		Power - 0.4%
		Utility Debt Securitization Auth, New York
	110,000	3.44%, 12/15/2025	$115,549

		Total Municipal Bonds (cost $109,994)	$115,549

U.S. GOVERNMENT AGENCIES - 68.5%
		FHLMC - 18.9%
	3,700,000	1.67%, 08/25/2040 (3)	$228,786
	695,000	1.71%, 07/25/2041 (3)	76,676
	2,250,000	1.81%, 11/25/2040 (3)	247,482
	200,000	3.00%, 05/01/2030 (4)	209,344
	700,000	3.00%, 05/01/2045 (4)	710,937
	200,000	3.50%, 05/01/2030 (4)	212,568
	1,310,000	3.50%, 05/01/2045 (4)	1,370,460
	600,000	3.50%, 06/01/2045 (4)	626,262
	725,000	4.00%, 05/01/2045 (4)	773,643
	700,000	4.00%, 06/01/2045 (4)	745,981

The accompanying notes are an integral part of these financial statements.

94

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
U.S. GOVERNMENT AGENCIES - 68.5% - (continued)
	FHLMC - 18.9% - (continued)
$500,000	4.50%, 05/01/2045 (4)	$543,625

		5,745,764

	FNMA - 41.5%
221,447	0.43%, 02/25/2043	221,116
255,877	2.48%, 08/01/2022	259,835
600,000	2.50%, 05/01/2030 (4)	615,105
479,189	2.71%, 12/01/2027	481,012
25,000	2.76%, 05/01/2021	25,913
4,898	2.78%, 04/01/2022	5,066
361,579	2.95%, 01/01/2028	368,207
4,725	2.98%, 01/01/2022	4,941
765,000	3.00%, 05/01/2045 (4)	778,404
4,804	3.20%, 04/01/2022	5,087
25,000	3.21%, 05/01/2023	26,408
15,000	3.34%, 04/01/2024	15,959
4,981	3.45%, 01/01/2024	5,330
4,980	3.47%, 01/01/2024	5,336
5,075,000	3.50%, 05/01/2045 (4)	5,316,855
250,000	3.54%, 02/01/2024	269,197
14,676	3.67%, 08/01/2023	15,985
5,000	3.76%, 03/01/2024	5,468
5,000	3.86%, 12/01/2025	5,499
14,685	3.87%, 10/01/2025	16,186
14,869	3.89%, 05/01/2030	16,370
15,286	3.93%, 10/01/2023	16,953
4,940	3.96%, 05/01/2034	5,526
10,000	3.97%, 05/01/2029	11,173
200,000	4.00%, 05/01/2030 (4)	211,094
304,444	4.00%, 03/01/2041	326,397
245,000	4.00%, 05/01/2045 (4)	261,801
400,000	4.00%, 06/01/2045 (4)	426,867
9,698	4.06%, 10/01/2028	10,903
499,683	4.06%, 03/01/2030	563,405
187,754	4.50%, 08/01/2041	207,862
71,732	4.50%, 09/01/2041	78,364
1,820,000	4.50%, 05/01/2045 (4)	1,980,814

		12,564,438

	GNMA - 8.1%
100,000	3.00%, 05/01/2045 (4)	102,734
200,000	3.50%, 05/01/2045 (4)	210,789
200,000	3.50%, 05/01/2045 (4)	210,984
200,000	3.50%, 06/01/2045 (4)	210,312
450,000	3.50%, 06/01/2045 (4)	473,520
130,729	4.50%, 09/20/2041	142,190
87,595	5.00%, 07/15/2039	99,982
86,187	5.00%, 06/15/2041	96,398
157,954	5.00%, 10/16/2041 (3)	28,836
87,919	5.00%, 03/15/2044	98,597
100,000	5.00%, 05/01/2045 (4)	111,796
100,000	5.50%, 05/01/2045 (4)	112,944
54,454	6.00%, 01/15/2039	61,974
427,095	6.00%, 09/15/2040	486,225

		2,447,281

	Total U.S. Government Agencies (cost $20,678,150)	$20,757,483

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT SECURITIES - 3.3%
		U.S. Treasury Securities - 3.3%
		U.S. Treasury Notes - 3.3%
		U.S. Treasury Notes
$	975,000	2.00%, 02/15/2022	$989,168

			989,168

		Total U.S. Government Securities (cost $965,540)	$989,168

		Total Long-Term Investments (cost $29,618,814)	$29,840,041

SHORT-TERM INVESTMENTS - 54.2%
		Other Investment Pools & Funds - 54.2%
	16,412,615	Fidelity Money Market Class 1	$16,412,615

		Total Short-Term Investments (cost $16,412,615)	$16,412,615

Total Investments (cost $46,031,429) ^	152.7%	$46,252,656
Other Assets and Liabilities	(52.7)%	(15,963,078)

Total Net Assets	100.0%	$30,289,578

The accompanying notes are an integral part of these financial statements.

95

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $46,042,810 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$273,614
Unrealized Depreciation	(63,768)

Net Unrealized Appreciation	$209,846

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $3,517,445, which represents 11.6% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(3)	Securities disclosed are interest-only strips.

(4)	Represents or includes a TBA transaction.

Futures Contracts Outstanding at April 30, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	25	06/19/2015	$3,226,084	$3,209,375	$(16,709)
U.S. Treasury 5-Year Note Future	21	06/30/2015	2,525,541	2,522,789	(2,752)
U.S. Treasury CME Ultra Long Term Bond Future	9	06/19/2015	1,511,750	1,480,500	(31,250)
U.S. Treasury Long Bond Future	2	06/19/2015	323,453	319,188	(4,265)

Total					$(54,976)

Total futures contracts					$(54,976)

TBA Sale Commitments Outstanding at April 30, 2015

Description	Principal Amount	Maturity Date	Market Value*	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.00%	$200,000	05/01/2045	$222,165	$241
FNMA, 3.50%	400,000	05/01/2030	424,625	188
FNMA, 4.00%	1,800,000	05/01/2045	1,923,434	(1,219)
FNMA, 4.50%	700,000	06/01/2045	760,976	(1,148)
GNMA, 3.50%	200,000	05/01/2045	210,789	168
GNMA, 4.00%	500,000	05/01/2045	534,277	(1,074)
GNMA, 4.50%	200,000	05/01/2045	220,352	(39)
GNMA, 4.50%	630,000	05/01/2045	682,689	(25)

Total			$4,979,307	$(2,908)

At April 30, 2015, the aggregate market value of these securities represents (16.4)% of total net assets.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

96

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$7,977,841	$—	$7,977,841	$—
Municipal Bonds	115,549	—	115,549	—
U.S. Government Agencies	20,757,483	—	20,757,483	—
U.S. Government Securities	989,168	—	989,168	—
Short-Term Investments	16,412,615	16,412,615	—	—

Total	$46,252,656	$16,412,615	$29,840,041	$—

Liabilities
Futures Contracts (2)	$(54,976)	$(54,976)	$—	$—
TBA Sale Commitments	(4,979,307)	—	(4,979,307)	—

Total	$(5,034,283)	$(54,976)	$(4,979,307)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$1,132,427	$1,132,427
Purchases	—	—
Sales	(6,186)	(6,186)
Accrued discounts/(premiums)	922	922
Total realized gain/(loss)	224	224
Net change in unrealized appreciation/depreciation	(2,787)	(2,787)
Transfers into Level 3 (1)	—	—
Transfers out of Level 3 (1)	(1,124,600)	(1,124,600)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

97

The Hartford Short Duration Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa/AAA	20.2%
Aa/AA	7.0
A	30.7
Baa/BBB	24.7
Ba/BB	13.8
B	5.1
Caa/CCC or Lower	0.0
Not Rated	0.8
Non-Debt Securities and Other Short-Term Instruments	0.6
Other Assets & Liabilities	(2.9)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	18.5%
Corporate Bonds	57.5
Foreign Government Obligations	0.2
Municipal Bonds	0.3
Senior Floating Rate Interests	20.3
U.S. Government Agencies	5.5

Total	102.3%

Short-Term Investments	0.6%
Other Assets & Liabilities	(2.9)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

98

The Hartford Short Duration Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 18.5%
	Asset-Backed-Automobile - 2.3%
	American Credit Acceptance Receivables Trust
$453,803	1.45%, 04/16/2018 (1)	$453,969
	AmeriCredit Automobile Receivables Trust
1,290,000	1.60%, 07/08/2019	1,291,339
2,000,000	2.72%, 09/09/2019	2,048,304
	ARI Fleet Lease Trust
347,740	0.48%, 01/15/2021 (1)(2)	347,120
	CarMax Automotive Owner Trust
395,000	1.50%, 08/15/2018	397,676
	Chesapeake Funding LLC
685,798	0.63%, 01/07/2025 (1)(2)	686,098
	Chrysler Capital Auto Receivables Trust
970,286	0.91%, 04/16/2018 (1)	971,857
	Credit Acceptance Automotive Loan Trust
1,650,000	1.50%, 04/15/2021 (1)	1,654,627
1,380,000	1.55%, 10/15/2021 (1)	1,378,521
	First Investors Automotive Owner Trust
864,303	1.23%, 03/15/2019 (1)	865,121
	Ford Credit Automotive Owner Trust
2,500,000	2.62%, 10/15/2016	2,501,922
	M&T Bank Automotive Receivables Trust
1,595,000	1.57%, 08/15/2018 (1)	1,611,775
	Prestige Automotive Receivables Trust
920,000	1.52%, 04/15/2020 (1)	921,088
	Santander Drive Automotive Receivables Trust
1,960,000	3.64%, 05/15/2018	2,015,331
	SNAAC Auto Receivables Trust
1,580	1.14%, 07/16/2018 (1)	1,580
	Westlake Automobile Receivables Trust
284,450	1.12%, 01/15/2018 (1)	284,565

		17,430,893

	Asset-Backed - Credit Card - 0.1%
	American Express Credit Account Master Trust
455,000	0.98%, 05/15/2019	455,749

	Asset-Backed - Finance & Insurance - 7.6%
	Ally Master Owner Trust
3,900,000	1.43%, 06/17/2019	3,915,093
2,695,000	1.54%, 09/15/2019	2,705,007
	American Tower Trust I
3,000,000	1.55%, 03/15/2043 (1)	2,995,119
	Apidos CLO
2,250,000	1.38%, 04/15/2025 (1)(2)	2,217,375
1,495,000	1.77%, 04/17/2026 (1)(2)	1,496,196
	Carlyle Global Market Strategies
870,000	1.43%, 04/18/2025 (1)(2)	860,952
2,750,000	2.38%, 07/20/2023 (1)(2)	2,710,400
	Cent CLO 20 Ltd.
1,500,000	1.76%, 01/25/2026 (1)(2)	1,501,650
	CIFC Funding Ltd.
2,125,000	1.40%, 04/16/2025 (1)(2)	2,098,862
2,180,000	2.36%, 08/14/2024 (1)(2)	2,197,222
	Countrywide Asset-Backed Certificates
401,003	1.12%, 03/25/2035 (2)	401,131
	DB Master Finance LLC
515,000	3.26%, 02/20/2045 (1)	518,566
	Dryden Senior Loan Fund
1,460,000	1.63%, 04/18/2026 (1)(2)	1,453,138
	First Franklin Mortgage Loan Trust
354,023	0.61%, 05/25/2035 (2)	351,390

Shares or Principal Amount		Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 18.5% - (continued)
	Asset-Backed - Finance & Insurance - 7.6% - (continued)
	Ford Credit Floorplan Master Owner Trust A
$435,000	1.40%, 02/15/2019	$436,419
	Gramercy Park CLO Ltd.
1,700,000	2.17%, 07/17/2023 (1)(2)	1,717,850
	Hasco HIM Trust
51,017	6.25%, 12/26/2035 (1)(3)(4)	—
	ING Investment Management CLO Ltd.
1,455,000	1.78%, 04/18/2026 (1)(2)	1,453,109
2,000,000	2.09%, 03/14/2022 (1)(2)	2,001,000
	Limerock CLO
2,000,000	1.78%, 04/18/2026 (1)(2)	1,999,800
	Long Beach Asset Holdings Corp.
180,481	5.78%, 04/25/2046 (1)(3)(4)	—
	Magnetite CLO Ltd.
4,680,000	2.23%, 07/25/2026 (1)(2)	4,660,812
	MMAF Equipment Finance LLC
2,670,000	1.59%, 02/08/2022 (1)	2,658,823
	Neuberger Berman CLO Ltd.
1,470,000	1.75%, 04/15/2026 (1)(2)	1,469,853
	New York City Tax Lien
55,461	1.19%, 11/10/2026 (1)	55,422
	Octagon Investment Partners Ltd.
2,500,000	1.39%, 07/17/2025 (1)(2)	2,462,750
	OHA Intrepid Leveraged Loan Fund Ltd.
857,716	1.20%, 04/20/2021 (1)(2)	856,515
	Race Point CLO Ltd.
2,500,000	2.41%, 05/24/2023 (1)(2)	2,464,750
	SBA Tower Trust
2,060,000	2.90%, 10/15/2044 (1)	2,079,115
	Springleaf Funding Trust
2,125,000	2.41%, 12/15/2022 (1)	2,128,313
	Structured Asset Investment Loan Trust
296,242	0.75%, 04/25/2035 (2)	295,680
	Structured Asset Securities Corp.
842,313	0.33%, 02/25/2036 (2)	831,150
	Symphony CLO L.P.
4,035,000	2.00%, 01/09/2023 (1)(2)	4,034,596

		57,028,058

	Asset-Backed - Home Equity - 0.8%
	Accredited Mortgage Loan Trust
1,081,967	0.85%, 01/25/2035 (2)	1,063,250
	Aegis Asset Backed Securities Trust
847,266	1.28%, 09/25/2034 (2)	836,716
	Home Equity Asset Trust
2,196,119	0.82%, 11/25/2034 (2)	2,182,701
	Morgan Stanley Capital
1,395,474	0.94%, 01/25/2035 (2)	1,373,980
	Renaissance Home Equity Loan Trust
107,852	9.79%, 04/25/2037 (1)(2)(4)	1
	Residential Asset Securities Corp.
979,754	5.39%, 07/25/2034 (2)	1,009,413

		6,466,061

	Commercial Mortgage-Backed Securities - 6.9%
	Bayview Commercial Asset Trust
4,598,271	0.00%, 01/25/2037 (1)(2)(5)	460
4,984,133	3.49%, 09/25/2037 (1)(5)	200,362

The accompanying notes are an integral part of these financial statements.

99

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 18.5% - (continued)
	Commercial Mortgage-Backed Securities - 6.9% - (continued)
	Bear Stearns Commercial Mortgage Securities, Inc.
$1,526,436	5.41%, 12/11/2040 (2)	$1,545,151
	CBA Commercial Small Balance Commercial Mortgage
3,890,695	0.00%, 01/25/2039 (1)(2)(5)	—
	CD Mortgage Trust
2,828,468	5.89%, 11/15/2044 (2)	3,061,683
	CFCRE Commercial Mortgage Trust
1,394,060	3.76%, 04/15/2044 (1)	1,414,837
	Citigroup Commercial Mortgage Trust
1,175,341	0.69%, 09/10/2045	1,174,770
	Citigroup/Deutsche Bank Commercial Mortgage Trust
3,475,000	5.32%, 12/11/2049	3,648,309
	COMM Mortgage Trust
714,435	0.70%, 10/15/2045	712,993
620,206	0.82%, 08/15/2045	620,802
1,066,474	1.28%, 08/10/2046	1,066,201
937,282	1.34%, 07/10/2045	942,720
	Commercial Mortgage Pass-Through Certificates
649,237	0.67%, 10/15/2045	647,056
	Community or Commercial Mortgage Trust
1,411,092	1.30%, 03/10/2047	1,411,871
1,468,389	3.16%, 07/10/2046 (1)	1,474,736
	Credit Suisse Mortgage Capital Certificates
2,785,841	5.47%, 09/15/2039	2,903,576
	DBUBS Mortgage Trust
2,926,781	1.54%, 11/10/2046 (1)(2)(5)	60,148
1,345,000	3.64%, 08/10/2044	1,376,671
2,185,037	3.74%, 11/10/2046 (1)	2,218,070
	FREMF Mortgage Trust
2,320,000	3.08%, 10/25/2047 (1)(2)	2,348,016
	GS Mortgage Securities Trust
841,986	0.66%, 11/10/2045	841,361
655,686	1.21%, 07/10/2046	656,802
1,500,000	5.55%, 04/10/2038 (2)	1,518,098
	Hilton USA Trust
1,300,814	1.17%, 11/05/2030 (1)(2)	1,300,814
	JP Morgan Chase Commercial Mortgage Securities Corp.
292,461	0.71%, 10/15/2045	292,437
1,231,691	1.30%, 01/15/2046	1,236,996
224,711	3.85%, 06/15/2043 (1)	224,676
1,328,094	5.41%, 12/15/2044 (2)	1,338,593
1,609,357	6.06%, 04/15/2045 (2)	1,657,560
	Merrill Lynch Mortgage Trust
261,388	6.03%, 06/12/2050 (2)	262,788
	Merrill Lynch/Countrywide Commercial Mortgage Trust
610,265	5.38%, 08/12/2048	643,110
	Morgan Stanley Bank of America Merrill Lynch Trust
404,604	0.66%, 11/15/2045	402,906
	Morgan Stanley Capital
1,268,039	3.22%, 07/15/2049	1,298,077
1,500,000	3.88%, 09/15/2047 (1)	1,519,789
	Morgan Stanley Reremic Trust
1,479,364	1.00%, 03/27/2051 (1)	1,475,665

Shares or Principal Amount		Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 18.5% - (continued)
	Commercial Mortgage-Backed Securities - 6.9% - (continued)
	NCUA Guaranteed Notes Trust
$201,852	1.60%, 10/29/2020	$202,066
	UBS Commercial Mortgage Trust
607,572	1.03%, 05/10/2045	608,739
	UBS-Barclays Commercial Mortgage Trust
1,400,321	0.73%, 08/10/2049	1,397,282
	Wachovia Bank Commercial Mortgage Trust
2,911,534	5.31%, 11/15/2048	3,046,777
2,180,461	5.44%, 12/15/2044 (2)	2,198,877
1,500,000	5.48%, 04/15/2047	1,516,362
	WF-RBS Commercial Mortgage Trust
1,455,170	0.67%, 11/15/2045	1,451,330

		51,919,537

	Whole Loan Collateral CMO - 0.8%
	Connecticut Avenue Securities Series
2,102,669	1.13%, 05/25/2024 (2)	2,089,525
3,551,415	1.38%, 07/25/2024 (2)	3,546,709
	Silverstone Master Issuer plc
138,333	1.83%, 01/21/2055 (1)(2)	139,113
	Springleaf Mortgage Loan Trust
448,287	1.27%, 06/25/2058 (1)(2)	447,726

		6,223,073

	Total Asset & Commercial Mortgage Backed Securities (cost $141,308,631)	$139,523,371

CORPORATE BONDS - 57.5%
	Agriculture - 0.5%
	Imperial Tobacco Finance plc
2,000,000	2.05%, 02/11/2018 (1)	$2,009,884
	Lorillard Tobacco Co.
180,000	2.30%, 08/21/2017	182,182
	Reynolds American, Inc.
1,300,000	1.05%, 10/30/2015	1,300,038

		3,492,104

	Auto Manufacturers - 4.3%
	American Honda Finance Corp.
675,000	1.60%, 02/16/2018 (1)	679,056
	Daimler Finance NA LLC
2,000,000	1.88%, 01/11/2018 (1)	2,024,192
2,500,000	2.25%, 09/03/2019 (1)	2,525,480
	FCA US LLC / CG Co-Issuer, Inc.
2,690,000	8.00%, 06/15/2019	2,817,910
	Ford Motor Credit Co. LLC
3,500,000	2.38%, 01/16/2018	3,553,291
2,000,000	2.46%, 03/27/2020	1,996,890
	General Motors Co.
2,500,000	3.50%, 10/02/2018	2,572,575
	General Motors Financial Co., Inc.
3,500,000	2.63%, 07/10/2017	3,542,424
	Harley-Davidson Financial Services, Inc.
840,000	2.40%, 09/15/2019 (1)	853,157
	Hyundai Capital America
2,500,000	2.13%, 10/02/2017 (1)	2,521,525
2,490,000	2.60%, 03/19/2020 (1)	2,522,753

The accompanying notes are an integral part of these financial statements.

100

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
CORPORATE BONDS - 57.5% - (continued)
	Auto Manufacturers - 4.3% - (continued)
	Nissan Motor Acceptance Corp.
$2,500,000	2.35%, 03/04/2019 (1)	$2,537,385
	Toyota Motor Credit Corp.
1,500,000	2.00%, 10/24/2018	1,529,157
2,000,000	2.13%, 07/18/2019	2,026,770
	Volkswagen Group of America Finance LLC
750,000	2.45%, 11/20/2019 (1)	764,492

		32,467,057

	Auto Parts & Equipment - 1.0%
	Continental Rubber of America Corp.
4,000,000	4.50%, 09/15/2019 (1)	4,127,728
	Johnson Controls, Inc.
1,200,000	1.40%, 11/02/2017	1,195,674
	TRW Automotive, Inc.
1,980,000	7.25%, 03/15/2017 (1)	2,168,100

		7,491,502

	Beverages - 0.7%
	Constellation Brands, Inc.
1,210,000	7.25%, 09/01/2016	1,297,604
	Molson Coors Brewing Co.
311,000	2.00%, 05/01/2017	314,629
	Pernod Ricard S.A.
1,000,000	2.95%, 01/15/2017 (1)	1,026,227
	SABMiller Holdings, Inc.
2,500,000	0.97%, 08/01/2018 (1)(2)	2,507,167

		5,145,627

	Biotechnology - 0.2%
	Amgen, Inc.
1,500,000	2.13%, 05/01/2020	1,496,636

	Chemicals - 0.5%
	CF Industries, Inc.
1,310,000	7.13%, 05/01/2020	1,574,954
	Ecolab, Inc.
375,000	1.45%, 12/08/2017	374,495
	Monsanto Co.
1,820,000	2.13%, 07/15/2019	1,835,483

		3,784,932

	Commercial Banks - 21.7%
	Abbey National Treasury Services plc
2,250,000	2.38%, 03/16/2020	2,264,654
	ABN Amro Bank N.V.
1,429,000	4.25%, 02/02/2017 (1)	1,498,311
	Banco Santander Brasil S.A.
980,000	4.25%, 01/14/2016 (1)	997,738
	Bank of America Corp.
2,200,000	1.34%, 03/22/2018 (2)	2,227,496
2,500,000	2.25%, 04/21/2020	2,480,502
5,000,000	2.60%, 01/15/2019	5,077,160
2,500,000	2.65%, 04/01/2019	2,543,015
610,000	5.65%, 05/01/2018	674,589
	Bank of Montreal
1,500,000	2.38%, 01/25/2019	1,528,529
	Bank of New York Mellon Corp.
1,750,000	2.20%, 05/15/2019	1,774,360
1,500,000	2.30%, 09/11/2019	1,521,839
	Bank of Nova Scotia
1,000,000	1.30%, 07/21/2017	1,003,959
1,500,000	1.38%, 12/18/2017	1,502,573

Shares or Principal Amount		Market Value*
CORPORATE BONDS - 57.5% - (continued)
	Commercial Banks - 21.7% - (continued)
	Bank of Tokyo-Mitsubishi UFJ Ltd.
$3,250,000	2.35%, 09/08/2019 (1)	$3,278,424
	Barclays plc
2,500,000	2.75%, 11/08/2019	2,528,950
	BB&T Corp.
1,245,000	1.13%, 06/15/2018 (2)	1,256,447
815,000	1.60%, 08/15/2017	820,828
	BNP Paribas S.A.
1,650,000	2.38%, 09/14/2017	1,685,709
2,000,000	2.70%, 08/20/2018	2,059,598
	BPCE S.A.
1,390,000	2.50%, 12/10/2018	1,425,018
1,650,000	2.50%, 07/15/2019	1,672,747
	Capital One Financial Corp.
1,190,000	2.45%, 04/24/2019	1,201,354
	CIT Group, Inc.
2,500,000	4.25%, 08/15/2017	2,543,750
1,250,000	5.00%, 05/15/2017	1,293,750
	Citigroup, Inc.
1,500,000	1.70%, 04/27/2018	1,492,916
2,000,000	2.40%, 02/18/2020	2,001,074
965,000	2.50%, 07/29/2019	973,984
3,000,000	2.55%, 04/08/2019	3,048,009
	Citizens Bank NA/Providence
3,250,000	2.45%, 12/04/2019	3,280,062
	Commonwealth Bank of Australia
1,500,000	2.30%, 03/12/2020	1,512,878
	Compass Bank
1,555,000	2.75%, 09/29/2019	1,571,912
	Credit Suisse New York
1,250,000	1.70%, 04/27/2018	1,247,338
2,250,000	2.30%, 05/28/2019	2,264,566
	Deutsche Bank AG
2,000,000	1.88%, 02/13/2018	2,004,896
	Deutsche Bank AG London
2,000,000	1.35%, 05/30/2017	1,994,592
	DNB Bank ASA
2,000,000	3.20%, 04/03/2017 (1)	2,068,482
	Fifth Third Bancorp
4,250,000	2.38%, 04/25/2019	4,304,158
	Goldman Sachs Group, Inc.
4,000,000	1.36%, 11/15/2018 (2)	4,044,220
4,000,000	2.38%, 01/22/2018	4,070,868
1,000,000	2.55%, 10/23/2019	1,011,287
1,850,000	2.60%, 04/23/2020	1,857,814
	HSBC USA, Inc.
3,590,000	1.63%, 01/16/2018	3,604,281
1,550,000	2.35%, 03/05/2020	1,553,314
	Huntington National Bank
1,785,000	2.20%, 04/01/2019	1,786,126
	ING Bank N.V.
2,395,000	2.50%, 10/01/2019 (1)	2,430,772
	Intesa Sanpaolo S.p.A.
1,500,000	3.13%, 01/15/2016	1,517,906
2,000,000	3.88%, 01/15/2019	2,102,366
	JP Morgan Chase & Co.
3,000,000	1.35%, 02/15/2017	3,009,036
1,100,000	1.63%, 05/15/2018	1,099,877
3,000,000	1.80%, 01/25/2018	3,018,792
1,500,000	2.00%, 08/15/2017	1,523,715
3,000,000	2.25%, 01/23/2020	2,991,597

The accompanying notes are an integral part of these financial statements.

101

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
CORPORATE BONDS - 57.5% - (continued)
	Commercial Banks - 21.7% - (continued)
	KeyBank NA
$1,000,000	1.65%, 02/01/2018	$1,003,903
2,000,000	2.50%, 12/15/2019	2,035,604
	Lloyds Bank plc
980,000	2.30%, 11/27/2018	997,376
1,000,000	2.40%, 03/17/2020	1,009,508
820,000	4.20%, 03/28/2017	866,111
	Manufacturers & Traders Trust Co.
2,500,000	2.25%, 07/25/2019	2,523,432
1,045,000	5.59%, 12/28/2020 (2)	1,073,066
	Morgan Stanley
2,000,000	1.13%, 01/24/2019 (2)	2,006,392
1,500,000	2.65%, 01/27/2020	1,517,129
1,750,000	5.63%, 09/23/2019	1,981,672
1,500,000	6.63%, 04/01/2018	1,699,224
	MUFG Union Bank NA
2,000,000	5.95%, 05/11/2016	2,100,416
	PNC Bank NA
3,500,000	2.25%, 07/02/2019	3,542,619
	Royal Bank of Canada
1,500,000	1.50%, 01/16/2018	1,506,378
	Royal Bank of Scotland Group plc
2,000,000	1.88%, 03/31/2017	2,003,600
	Santander Bank NA
850,000	2.00%, 01/12/2018	851,737
	Santander Holdings USA, Inc.
1,115,000	2.65%, 04/17/2020	1,108,194
715,000	3.00%, 09/24/2015	719,569
738,000	4.63%, 04/19/2016	763,409
	Skandinaviska Enskilda Banken AB
1,250,000	1.75%, 03/19/2018 (1)	1,253,600
1,545,000	2.38%, 11/20/2018 (1)	1,571,342
	Societe Generale S.A.
2,395,000	2.63%, 10/01/2018	2,455,009
	Standard Chartered plc
3,000,000	2.40%, 09/08/2019 (1)	3,024,030
	SunTrust Banks, Inc.
1,750,000	2.50%, 05/01/2019	1,775,295
	Svenska Handelsbanken AB
2,000,000	2.25%, 06/17/2019	2,020,228
	Swedbank AB
1,800,000	1.75%, 03/12/2018 (1)	1,806,298
	UBS AG Stamford CT
3,250,000	5.88%, 12/20/2017	3,601,435
	US Bancorp
2,250,000	1.65%, 05/15/2017	2,282,107
	Wells Fargo & Co.
2,035,000	1.50%, 01/16/2018	2,042,845
2,000,000	2.13%, 04/22/2019	2,021,100
1,875,000	2.15%, 01/30/2020	1,874,751

		163,285,517

	Commercial Services - 0.6%
	Catholic Health Initiatives
195,000	1.60%, 11/01/2017	195,199
	ERAC USA Finance Co.
1,870,000	2.35%, 10/15/2019 (1)	1,873,706
	Total System Services, Inc.
2,075,000	2.38%, 06/01/2018	2,087,639

Shares or Principal Amount		Market Value*
CORPORATE BONDS - 57.5% - (continued)
	Commercial Services - 0.6% - (continued)
	Western Union Co.
$430,000	2.38%, 12/10/2015	$433,600

		4,590,144

	Construction Materials - 0.2%
	Masco Corp.
1,450,000	4.80%, 06/15/2015	1,455,561

	Diversified Financial Services - 3.0%
	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
1,665,000	2.75%, 05/15/2017 (1)	1,658,756
	Air Lease Corp.
2,705,000	2.13%, 01/15/2018	2,691,475
	American Express Credit Corp.
1,225,000	1.13%, 06/05/2017	1,224,544
2,000,000	2.25%, 08/15/2019	2,025,088
	Capital One Bank USA NA
2,500,000	2.30%, 06/05/2019	2,502,598
	General Electric Capital Corp.
3,000,000	2.20%, 01/09/2020	3,040,374
1,250,000	2.90%, 01/09/2017	1,294,226
	International Lease Finance Corp.
1,750,000	6.75%, 09/01/2016 (1)	1,850,625
	Macquarie Group Ltd.
2,500,000	3.00%, 12/03/2018 (1)	2,569,038
	Navient Corp.
750,000	3.88%, 09/10/2015	754,875
	Synchrony Financial
610,000	2.70%, 02/03/2020	611,251
2,255,000	3.00%, 08/15/2019	2,300,269

		22,523,119

	Electric - 0.9%
	Ameren Illinois Co.
1,000,000	9.75%, 11/15/2018	1,263,168
	American Electric Power Co., Inc.
500,000	1.65%, 12/15/2017	502,870
	Commonwealth Edison Co.
2,400,000	6.95%, 07/15/2018	2,764,658
	Dominion Resources, Inc.
2,500,000	2.50%, 12/01/2019	2,540,725

		7,071,421

	Electronics - 0.2%
	Arrow Electronics, Inc.
630,000	3.00%, 03/01/2018	646,493
	Thermo Fisher Scientific, Inc.
1,225,000	1.30%, 02/01/2017	1,225,928

		1,872,421

	Engineering & Construction - 0.4%
	SBA Tower Trust
1,300,000	2.24%, 04/15/2043 (1)	1,297,450
1,310,000	2.93%, 12/15/2042 (1)	1,332,113

		2,629,563

	Food - 1.0%
	JM Smucker Co.
330,000	2.50%, 03/15/2020 (1)	332,217
	Kroger Co.
1,250,000	7.00%, 05/01/2018	1,420,816

The accompanying notes are an integral part of these financial statements.

102

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
CORPORATE BONDS - 57.5% - (continued)
	Food - 1.0% - (continued)
	Mondelez International, Inc.
$3,000,000	0.80%, 02/01/2019 (2)	$2,969,259
	Sysco Corp.
1,090,000	2.35%, 10/02/2019	1,110,379
	Tyson Foods, Inc.
1,195,000	2.65%, 08/15/2019	1,219,187
	Wm Wrigley Jr Co.
720,000	1.40%, 10/21/2016 (1)	723,038

		7,774,896

	Forest Products & Paper - 0.4%
	Georgia-Pacific LLC
2,650,000	2.54%, 11/15/2019 (1)	2,673,529

	Gas - 0.3%
	Dominion Gas Holdings LLC
2,500,000	1.05%, 11/01/2016	2,503,760

	Healthcare-Products - 0.8%
	Becton Dickinson and Co.
1,650,000	2.68%, 12/15/2019	1,682,518
	Medtronic, Inc.
1,680,000	2.50%, 03/15/2020 (1)	1,715,362
	Zimmer Holdings, Inc.
2,750,000	2.00%, 04/01/2018	2,774,533

		6,172,413

	Healthcare-Services - 1.6%
	Aetna, Inc.
2,135,000	1.50%, 11/15/2017	2,145,605
	Anthem, Inc.
4,000,000	2.25%, 08/15/2019	4,015,772
1,000,000	2.38%, 02/15/2017	1,020,455
	Dignity Health
1,810,000	2.64%, 11/01/2019	1,834,891
	Humana, Inc.
690,000	2.63%, 10/01/2019	702,601
	Laboratory Corp. of America Holdings
1,411,000	2.20%, 08/23/2017	1,434,101
590,000	2.63%, 02/01/2020	594,774

		11,748,199

	Holding Companies-Diversified - 0.3%
	Hutchison Whampoa International Ltd.
2,500,000	1.63%, 10/31/2017 (1)	2,490,735

	Home Furnishings - 0.4%
	Whirlpool Corp.
1,235,000	1.35%, 03/01/2017	1,238,368
1,400,000	2.40%, 03/01/2019	1,414,162

		2,652,530

	Housewares - 0.0%
	Newell Rubbermaid, Inc.
355,000	2.05%, 12/01/2017	357,862

	Insurance - 2.4%
	American International Group, Inc.
4,000,000	2.30%, 07/16/2019	4,043,552
	CNA Financial Corp.
2,000,000	6.50%, 08/15/2016	2,134,812
	Marsh & McLennan Cos., Inc.
985,000	2.35%, 09/10/2019	995,685
770,000	2.55%, 10/15/2018	790,310
	Metropolitan Life Global Funding
1,480,000	1.50%, 01/10/2018 (1)	1,488,010

Shares or Principal Amount		Market Value*
CORPORATE BONDS - 57.5% - (continued)
	Insurance - 2.4% - (continued)
	Principal Life Global Funding
$1,255,000	2.20%, 04/08/2020 (1)	$1,258,627
	Prudential Financial, Inc.
2,000,000	1.04%, 08/15/2018 (2)	2,011,608
1,500,000	2.35%, 08/15/2019	1,516,001
	QBE Insurance Group Ltd.
390,000	2.40%, 05/01/2018 (1)	394,575
	TIAA Asset Management Finance Co. LLC
861,000	2.95%, 11/01/2019 (1)	879,463
	Voya Financial, Inc.
2,250,000	2.90%, 02/15/2018	2,317,117

		17,829,760

	Internet - 0.4%
	Amazon.com, Inc.
1,385,000	1.20%, 11/29/2017	1,384,717
1,250,000	2.60%, 12/05/2019	1,274,399

		2,659,116

	Iron/Steel - 0.8%
	ArcelorMittal
280,000	4.50%, 03/01/2016	284,550
	Glencore Funding LLC
3,000,000	1.42%, 05/27/2016 (1)(2)	3,009,444
891,000	3.13%, 04/29/2019 (1)	907,662
	Vale Overseas Ltd.
1,720,000	6.25%, 01/23/2017	1,831,318

		6,032,974

	IT Services - 0.6%
	Hewlett-Packard Co.
2,000,000	1.22%, 01/14/2019 (2)	2,009,974
1,090,000	2.75%, 01/14/2019	1,117,655
	Xerox Business Services LLC
1,000,000	5.20%, 06/01/2015	1,003,238

		4,130,867

	Machinery-Diversified - 0.2%
	CNH Industrial Capital LLC
1,750,000	3.88%, 11/01/2015	1,758,750

	Media - 2.2%
	CBS Corp.
3,000,000	2.30%, 08/15/2019	3,001,449
	Columbus International, Inc.
400,000	7.38%, 03/30/2021 (1)	435,500
	DirecTV Holdings LLC
915,000	1.75%, 01/15/2018	915,862
	DIRECTV Holdings LLC
2,681,000	2.40%, 03/15/2017	2,728,172
	DISH DBS Corp.
725,000	7.13%, 02/01/2016	750,375
	Sky plc
1,770,000	2.63%, 09/16/2019 (1)	1,794,268
	Thomson Reuters Corp.
2,500,000	1.30%, 02/23/2017	2,499,188
	Time Warner Cable, Inc.
2,000,000	5.85%, 05/01/2017	2,144,206
	Viacom, Inc.
955,000	2.20%, 04/01/2019	952,589
1,500,000	2.75%, 12/15/2019	1,521,573

The accompanying notes are an integral part of these financial statements.

103

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
CORPORATE BONDS - 57.5% - (continued)
	Media - 2.2% - (continued)
	Videotron Ltd.
$123,000	9.13%, 04/15/2018	$125,534

		16,868,716

	Mining - 0.6%
	Freeport-McMoRan, Inc.
1,015,000	2.38%, 03/15/2018	1,012,233
	Rio Tinto Finance USA Ltd.
2,050,000	2.00%, 03/22/2017	2,081,238
	Teck Resources Ltd.
1,500,000	2.50%, 02/01/2018	1,495,095

		4,588,566

	Miscellaneous Manufacturing - 0.5%
	Eaton Corp.
2,000,000	1.50%, 11/02/2017	2,011,834
	Textron, Inc.
1,500,000	4.63%, 09/21/2016	1,570,650

		3,582,484

	Oil & Gas - 1.2%
	BP Capital Markets plc
2,250,000	1.85%, 05/05/2017	2,283,651
1,575,000	2.32%, 02/13/2020	1,596,541
	Hess Corp.
1,150,000	1.30%, 06/15/2017	1,137,947
	Petrobras Global Finance B.V.
1,250,000	2.00%, 05/20/2016	1,225,000
1,100,000	3.88%, 01/27/2016	1,101,782
	Southwestern Energy Co.
1,250,000	3.30%, 01/23/2018	1,282,417
	Total Capital Canada Ltd.
685,000	1.45%, 01/15/2018	688,911

		9,316,249

	Oil & Gas Services - 0.1%
	Schlumberger Norge AS
925,000	1.25%, 08/01/2017 (1)	926,055

	Pharmaceuticals - 2.0%
	Actavis Funding SCS
490,000	2.45%, 06/15/2019	491,279
3,855,000	3.00%, 03/12/2020	3,920,651
	Bayer US Finance LLC
1,300,000	2.38%, 10/08/2019 (1)	1,319,284
	Cardinal Health, Inc.
370,000	1.70%, 03/15/2018	372,283
1,435,000	2.40%, 11/15/2019	1,445,899
	Express Scripts Holding Co.
2,115,000	2.25%, 06/15/2019	2,116,823
2,000,000	2.65%, 02/15/2017	2,045,568
	Mylan, Inc.
2,500,000	1.35%, 11/29/2016	2,493,130
	Perrigo Co. Ltd.
800,000	1.30%, 11/08/2016	798,596

		15,003,513

	Pipelines - 0.8%
	Enbridge, Inc.
2,250,000	0.71%, 06/02/2017 (2)	2,222,784
	Enterprise Products Operating LLC
235,000	1.25%, 08/13/2015	235,342
1,195,000	2.55%, 10/15/2019	1,214,666

Shares or Principal Amount		Market Value*
CORPORATE BONDS - 57.5% - (continued)
	Pipelines - 0.8% - (continued)
	Kinder Morgan Energy Partners L.P.
$790,000	3.50%, 03/01/2016	$805,820
	Kinder Morgan, Inc.
1,435,000	3.05%, 12/01/2019	1,449,267

		5,927,879

	Real Estate - 0.3%
	WEA Finance LLC / Westfield UK & Europe Finance plc
2,480,000	2.70%, 09/17/2019 (1)	2,512,359

	Real Estate Investment Trusts - 2.0%
	ERP Operating L.P.
2,580,000	2.38%, 07/01/2019	2,609,288
	Health Care REIT, Inc.
1,010,000	2.25%, 03/15/2018	1,023,351
688,000	3.63%, 03/15/2016	703,541
	Host Hotels & Resorts L.P.
1,250,000	6.00%, 11/01/2020	1,318,540
	Scentre Group
1,870,000	2.38%, 11/05/2019 (1)	1,882,722
	Simon Property Group L.P.
1,965,000	1.50%, 02/01/2018 (1)	1,967,830
	Ventas Realty L.P.
570,000	1.25%, 04/17/2017	569,255
1,750,000	1.55%, 09/26/2016	1,760,524
	Ventas Realty L.P. / Ventas Capital Corp.
3,000,000	2.00%, 02/15/2018	3,031,212

		14,866,263

	Retail - 0.3%
	CVS Health Corp.
2,350,000	2.25%, 08/12/2019	2,381,730

	Savings & Loans - 0.1%
	Nationwide Building Society
885,000	2.35%, 01/21/2020 (1)	887,356

	Semiconductors - 0.5%
	TSMC Global Ltd.
3,450,000	1.63%, 04/03/2018 (1)	3,412,243

	Software - 0.5%
	Fidelity National Information Services, Inc.
750,000	1.45%, 06/05/2017	749,116
	Oracle Corp.
3,000,000	2.25%, 10/08/2019	3,047,838

		3,796,954

	Telecommunications - 1.4%
	America Movil S.A.B. de C.V.
1,200,000	2.38%, 09/08/2016	1,219,116
	AT&T, Inc.
2,790,000	2.45%, 06/30/2020 (6)	2,786,873
	British Telecommunications plc
1,785,000	1.25%, 02/14/2017	1,786,617
	Verizon Communications, Inc.
2,350,000	1.35%, 06/09/2017	2,348,637
2,355,000	3.65%, 09/14/2018	2,494,053

		10,635,296

	Toys/Games/Hobbies - 0.3%
	Mattel, Inc.
2,000,000	2.35%, 05/06/2019	1,994,866

The accompanying notes are an integral part of these financial statements.

104

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
CORPORATE BONDS - 57.5% - (continued)
	Transportation - 1.1%
	AP Moeller - Maersk AS
$3,450,000	2.55%, 09/22/2019 (1)	$3,502,626
	FedEx Corp.
825,000	2.30%, 02/01/2020	828,946
	Penske Truck Leasing Co.
1,000,000	2.50%, 03/15/2016 (1)	1,012,104
2,050,000	2.50%, 06/15/2019 (1)	2,048,965
45,000	2.88%, 07/17/2018 (1)	45,983
	Ryder System, Inc.
1,075,000	2.45%, 09/03/2019	1,083,968

		8,522,592

	Trucking & Leasing - 0.2%
	GATX Corp.
1,145,000	1.25%, 03/04/2017	1,140,707

	Total Corporate Bonds (cost $427,925,831)	$432,454,823

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
	Supranational - 0.2%
	Corp. Andina de Fomento
1,500,000	3.75%, 01/15/2016	$1,537,325

	Total Foreign Government Obligations (cost $1,502,156)	$1,537,325

MUNICIPAL BONDS - 0.3%
	General - 0.1%
	New Jersey Economic Dev. Auth.
365,000	0.00%, 02/15/2018 (7)	$343,797

	General Obligation - 0.0%
	Illinois State, GO
265,000	5.88%, 03/01/2019	295,043

	Pollution - 0.2%
	Gloucester Cnty. Improvement Auth.
1,300,000	2.50%, 12/01/2029 (2)	1,342,003

	Total Municipal Bonds (cost $1,940,143)	$1,980,843

SENIOR FLOATING RATE INTERESTS - 20.3% (8)
	Aerospace/Defense - 0.5%
	BE Aerospace, Inc.
1,017,450	4.00%, 12/16/2021	$1,027,624
	DigitalGlobe, Inc.
1,019,200	3.75%, 01/31/2020	1,021,320
	Fly Funding II
529,688	3.50%, 08/09/2019	530,445
	Transdigm, Inc.
744,029	3.75%, 02/28/2020	745,808
570,688	3.75%, 06/04/2021	571,578

		3,896,775

	Airlines - 0.6%
	American Airlines, Inc.
1,593,411	3.75%, 06/27/2019	1,599,051
1,000,000	4.25%, 10/10/2021	1,004,990

Shares or Principal Amount		Market Value*
SENIOR FLOATING RATE INTERESTS - 20.3% (8) - (continued)
	Airlines - 0.6% - (continued)
	Delta Air Lines, Inc.
$1,506,526	3.25%, 04/20/2017	$1,505,969
283,475	3.25%, 10/18/2018	283,404

		4,393,414

	Auto Manufacturers - 0.4%
	Chrysler Group LLC
618,750	3.25%, 12/31/2018	619,189
2,162,601	3.50%, 05/24/2017	2,164,763

		2,783,952

	Auto Parts & Equipment - 0.2%
	Goodyear Tire and Rubber Co.
833,333	4.75%, 04/30/2019	840,408
	MPG Holdco I Inc.
967,945	4.25%, 10/20/2021	967,945

		1,808,353

	Beverages - 0.1%
	Charger OpCo B.V.
800,000	3.50%, 07/23/2021	802,504

	Biotechnology - 0.6%
	Alkermes, Inc.
2,932,331	3.50%, 09/18/2019	2,933,240
	Royalty Pharma
1,525,613	3.25%, 11/09/2018	1,528,283

		4,461,523

	Chemicals - 0.5%
	Huntsman International LLC
2,009,963	3.75%, 08/12/2021	2,015,992
	Ineos U.S. Finance LLC
1,219,124	3.75%, 05/04/2018	1,220,806
	Minerals Technologies, Inc.
654,592	4.00%, 05/07/2021	657,459

		3,894,257

	Coal - 0.1%
	American Energy - Marcellus LLC
820,000	5.25%, 08/04/2020	675,131

	Commercial Services - 0.7%
	Acosta Holdco, Inc.
1,706,425	5.00%, 09/26/2021	1,724,906
	Bright Horizons Family Solutions, Inc.
503,413	4.00%, 01/30/2020	505,139
	Quikrete Holdings, Inc.
1,002,066	4.00%, 09/28/2020	1,004,992
	TransUnion LLC
1,412,156	4.00%, 04/09/2021	1,417,889
	Vantiv Holding LLC
811,409	3.75%, 06/13/2021	814,200

		5,467,126

	Distribution/Wholesale - 0.1%
	ABC Supply Co., Inc.
231,475	3.50%, 04/16/2020	231,910
	Swift Transportation Co.
569,250	3.75%, 06/09/2021	571,100

		803,010

	Diversified Financial Services - 0.2%
	Delos Finance S.a.r.l.
685,000	3.50%, 03/06/2021	686,343

The accompanying notes are an integral part of these financial statements.

105

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
SENIOR FLOATING RATE INTERESTS - 20.3% (8) - (continued)
	Diversified Financial Services - 0.2% - (continued)
	SAM Finance
$1,056,625	4.25%, 12/17/2020	$1,061,464

		1,747,807

	Electric - 0.7%
	Calpine Corp.
1,194,375	4.00%, 10/09/2019	1,199,356
	EFS Cogen Holdings I LLC
292,361	3.75%, 12/17/2020	293,822
	NRG Energy, Inc.
2,336,729	2.75%, 07/02/2018	2,328,807
	Seadrill Partners Finco LLC
1,217,669	4.00%, 02/21/2021	995,445
	Star West Generation LLC
398,467	4.25%, 03/13/2020	399,961

		5,217,391

	Electrical Components & Equipment - 0.1%
	Southwire Co.
801,900	3.25%, 02/10/2021	799,695

	Electronics - 0.1%
	CDW LLC
1,035,330	3.25%, 04/29/2020	1,033,912

	Energy-Alternate Sources - 0.2%
	MEG Energy Corp.
1,710,243	3.75%, 03/31/2020	1,687,257

	Engineering & Construction - 0.1%
	AECOM Technology Corp.
708,410	3.75%, 10/15/2021	715,784

	Entertainment - 0.6%
	Cedar Fair L.P.
502,543	3.25%, 03/06/2020	504,116
	Penn National Gaming, Inc.
1,076,375	3.25%, 10/30/2020	1,075,417
	Scientific Games Corp.
1,032,413	6.00%, 10/01/2021	1,042,737
	Tribune Co.
1,954,881	4.00%, 12/27/2020	1,963,443

		4,585,713

	Environmental Control - 0.2%
	ADS Waste Holdings, Inc.
542,733	3.75%, 10/09/2019	541,105
	US Ecology, Inc.
760,748	3.75%, 06/17/2021	762,164

		1,303,269

	Food - 1.1%
	Albertson’s Holdings LLC
2,015,000	5.50%, 08/25/2021	2,035,432
	Burger King
951,524	4.50%, 12/12/2021	961,905
	Darling International, Inc.
960,300	3.25%, 01/06/2021	959,100
	H.J. Heinz Co.
904,074	3.25%, 06/05/2020	905,204
	JBS USA LLC
1,462,725	3.75%, 09/18/2020	1,464,553
	Pinnacle Foods Group LLC
1,182,000	3.00%, 04/29/2020	1,181,444

Shares or Principal Amount		Market Value*
SENIOR FLOATING RATE INTERESTS - 20.3% (8) - (continued)
	Food - 1.1% - (continued)
	U.S. Foods, Inc.
$800,738	4.50%, 03/31/2019	$803,076

		8,310,714

	Food Service - 0.0%
	Aramark Services, Inc.
61,707	1.84%, 07/26/2016	61,244

	Healthcare-Products - 0.2%
	Immucor, Inc.
1,589,864	5.00%, 08/17/2018	1,595,333

	Healthcare-Services - 1.4%
	Alere, Inc.
1,334,399	4.25%, 06/30/2017	1,341,405
	American Renal Holdings, Inc.
1,229,397	4.50%, 09/22/2019	1,229,397
	Amsurg Corp.
1,081,825	3.75%, 07/16/2021	1,085,611
	Community Health Systems, Inc.
469,063	4.25%, 01/27/2021	471,844
	DaVita HealthCare Partners, Inc.
1,498,675	3.50%, 06/24/2021	1,502,617
	HCA, Inc.
990,641	2.93%, 03/31/2017	992,107
289,859	3.03%, 05/01/2018	290,320
	IMS Health, Inc.
1,655,164	3.50%, 03/17/2021	1,654,336
	MPH Acquisition Holdings LLC
522,500	3.75%, 03/31/2021	522,061
	Ortho-Clinical Diagnostics, Inc.
863,475	4.75%, 06/30/2021	860,453
	Surgery Center Holdings, Inc.
399,000	5.25%, 11/03/2020	401,992

		10,352,143

	Insurance - 0.5%
	Asurion LLC
2,012,629	5.00%, 05/24/2019	2,022,330
	HUB International Ltd.
1,753,414	4.00%, 10/02/2020	1,747,943

		3,770,273

	Leisure Time - 0.6%
	Aristocrat Leisure Ltd.
1,328,615	4.75%, 10/20/2021	1,339,576
	Delta 2 (LUX) S.a.r.l.
2,980,839	4.75%, 07/30/2021	2,983,194

		4,322,770

	Lodging - 0.7%
	Four Seasons Holdings, Inc.
289,020	3.50%, 06/27/2020	289,621
	Hilton Worldwide Finance LLC
1,534,375	3.50%, 10/26/2020	1,539,561
	La Quinta Intermediate Holdings LLC
856,392	4.00%, 04/14/2021	858,799
	MGM Resorts International
1,895,907	3.50%, 12/20/2019	1,895,111
	Station Casinos LLC
856,586	4.25%, 03/02/2020	861,349

		5,444,441

The accompanying notes are an integral part of these financial statements.

106

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
SENIOR FLOATING RATE INTERESTS - 20.3% (8) - (continued)
	Machinery-Diversified - 0.5%
	Gardner Denver, Inc.
$1,970,000	4.25%, 07/30/2020	$1,920,947
	Gates Global, Inc.
1,512,400	4.25%, 07/05/2021	1,512,400

		3,433,347

	Media - 0.9%
	Advantage Sales & Marketing, Inc.
1,298,475	4.25%, 07/23/2021	1,302,370
	Charter Communications Operating LLC
407,738	3.00%, 07/01/2020	406,526
992,951	3.00%, 01/03/2021	990,051
	CSC Holdings, Inc
106,855	2.68%, 04/17/2020	106,504
	Media General, Inc.
1,287,623	4.25%, 07/31/2020	1,296,276
	Numericable U.S. LLC
379,403	4.50%, 05/21/2020	380,826
438,547	4.50%, 05/21/2020	440,192
	Sinclair Television Group, Inc.
290,000	0.00%, 07/30/2021 (9)	290,122
	Virgin Media Bristol LLC
1,730,989	3.50%, 06/07/2020	1,731,751

		6,944,618

	Metal Fabricate/Hardware - 0.4%
	Rexnord LLC
2,621,440	4.00%, 08/21/2020	2,629,462

	Mining - 0.7%
	FMG Resources August 2006 Pty Ltd.
2,979,777	3.75%, 06/30/2019	2,686,955
	Novelis, Inc.
2,825,814	3.75%, 03/10/2017	2,829,346

		5,516,301

	Miscellaneous Manufacturing - 0.1%
	Filtration Group, Inc.
296,250	4.25%, 11/21/2020	297,912
	Husky Injection Molding Systems, Ltd.
250,816	4.25%, 06/30/2021	252,331

		550,243

	Oil & Gas - 0.4%
	Energy Transfer Equity L.P.
2,007,000	3.25%, 12/02/2019	1,997,226
	EP Energy LLC
490,000	3.50%, 05/24/2018	483,571
	Fieldwood Energy LLC
659,955	3.88%, 09/28/2018	638,506

		3,119,303

	Oil & Gas Services - 0.4%
	Crosby U.S. Acquisition Corp.
2,004,625	3.75%, 11/23/2020	1,859,290
	Pacific Drilling S.A.
280,013	4.50%, 06/03/2018	246,260
	Paragon Offshore Finance Co.
1,238,775	3.75%, 07/18/2021	922,887

		3,028,437

	Packaging & Containers - 0.8%
	Berry Plastics Holding Corp.
3,087,000	3.50%, 02/08/2020	3,086,413

Shares or Principal Amount		Market Value*
SENIOR FLOATING RATE INTERESTS - 20.3% (8) - (continued)
	Packaging & Containers - 0.8% - (continued)
	BWAY Holding Co., Inc.
$1,364,688	5.50%, 08/14/2020	$1,378,334
	Exopack Holdings S.A.
444,375	5.25%, 05/08/2019	446,784
	Reynolds Group Holdings, Inc.
874,077	4.50%, 12/01/2018	882,381

		5,793,912

	Pharmaceuticals - 0.2%
	Grifols Worldwide Operations Ltd.
990,000	3.18%, 02/27/2021	992,188
	Valeant Pharmaceuticals International, Inc.
820,000	4.00%, 04/01/2022	825,313

		1,817,501

	Provincial - 0.1%
	Seminole Tribe of Florida, Inc.
468,700	3.00%, 04/29/2020	468,583

	Real Estate - 0.0%
	Realogy Corp.
166,616	3.75%, 03/05/2020	167,189

	Retail - 1.4%
	99 Cents Only Stores
428,475	4.50%, 01/11/2019	427,828
	Aristocrat Leisure Ltd.
700,000	5.00%, 03/11/2022	708,281
	Armstrong World Industries, Inc.
1,421,000	3.50%, 03/15/2020	1,421,597
	BJ’s Wholesale Club, Inc.
1,975,000	4.50%, 09/26/2019	1,985,132
	Dollar Tree, Inc.
920,000	4.25%, 03/09/2022	931,390
	Michaels Stores, Inc.
431,200	3.75%, 01/28/2020	432,157
789,038	4.00%, 01/28/2020	792,872
	Neiman Marcus Group, Inc.
2,187,368	4.25%, 10/25/2020	2,191,655
	Serta Simmons Holdings LLC
1,125,010	4.25%, 10/01/2019	1,131,569
	Staples, Inc.
490,000	0.00%, 04/07/2021 (9)	491,656

		10,514,137

	Semiconductors - 0.8%
	Avago Technologies Cayman Ltd.
1,161,430	3.75%, 05/06/2021	1,166,273
	Entegris, Inc.
872,007	3.50%, 04/30/2021	872,374
	Freescale Semiconductor, Inc.
1,833,664	4.25%, 02/28/2020	1,840,540
374,300	5.00%, 01/15/2021	377,343
	Sensata Technologies B.V.
1,990,000	3.50%, 10/14/2021	1,996,965

		6,253,495

	Software - 1.0%
	Activision Blizzard, Inc.
1,495,000	3.25%, 10/12/2020	1,504,075
	Emdeon, Inc.
1,564,601	3.75%, 11/02/2018	1,568,841

The accompanying notes are an integral part of these financial statements.

107

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
SENIOR FLOATING RATE INTERESTS - 20.3% (8) - (continued)
	Software - 1.0% - (continued)
	First Data Corp.
$515,000	3.68%, 09/24/2018	$515,644
	Infor U.S., Inc.
787,171	3.75%, 06/03/2020	785,643
	Kronos, Inc.
1,019,837	4.50%, 10/30/2019	1,025,119
	Magic Newco LLC
1,711,156	5.00%, 12/12/2018	1,717,214

		7,116,536

	Telecommunications - 1.9%
	Altice Financing S.A.
275,000	5.25%, 02/04/2022	278,094
1,007,250	5.50%, 07/02/2019	1,023,195
	Crown Castle Operating Co.
592,500	3.00%, 01/31/2021	592,701
	Intelsat Jackson Holdings S.A.
2,128,196	3.75%, 06/30/2019	2,125,535
	Level 3 Financing, Inc.
510,000	4.00%, 08/01/2019	510,954
1,228,500	4.00%, 01/15/2020	1,231,190
1,255,000	4.50%, 01/31/2022	1,255,791
	Syniverse Holdings, Inc.
2,051,357	4.00%, 04/23/2019	1,975,293
	Telesat Canada
1,596,119	3.50%, 03/28/2019	1,593,134
	TransFirst Holding, Inc.
329,175	5.50%, 11/12/2021	331,440
	Univision Communications, Inc.
1,959,816	4.00%, 03/01/2020	1,960,894
298,843	4.00%, 03/01/2020	298,935
	Ziggo Financing Partnership
305,074	3.50%, 01/15/2022	305,107
196,596	3.50%, 01/15/2022	196,618
323,330	3.50%, 01/15/2022	323,366

		14,002,247

	Textiles - 0.2%
	PVH Corp.
1,153,002	3.25%, 02/13/2020	1,158,928

	Trucking & Leasing - 0.0%
	AWAS Finance Luxembourg S.A.
246,101	3.50%, 06/10/2016	246,204

	Total Senior Floating Rate Interests (cost $152,964,496)	$152,694,234

U.S. GOVERNMENT AGENCIES - 5.5%
	FHLMC - 1.5%
5,000,000	0.88%, 03/07/2018	$4,990,075
1,245,294	1.03%, 04/25/2024 (2)	1,241,243
576,254	1.18%, 02/25/2024 (2)	575,036
12,434,727	1.82%, 07/25/2021 (2)(5)	1,050,585
13,967,187	2.13%, 08/25/2018 (2)(5)	774,411
2,205,062	3.50%, 04/01/2027	2,357,602

		10,988,952

	FNMA - 3.9%
14,000,000	3.00%, 05/01/2030 (10)	14,650,125
8,171,642	3.50%, 12/01/2026	8,686,483

Shares or Principal Amount		Market Value*
U.S. GOVERNMENT AGENCIES - 5.5% - (continued)
	FNMA - 3.9% - (continued)
$5,600,000	3.50%, 05/01/2030 (10)	$5,944,750

		29,281,358

	GNMA - 0.1%
552,979	5.00%, 08/20/2039	597,621
461,884	6.50%, 05/16/2031	538,985

		1,136,606

	Total U.S. Government Agencies (cost $40,691,750)	$41,406,916

	Total Long-Term Investments (cost $766,333,007)	$769,597,512

SHORT-TERM INVESTMENTS - 0.6%
	Other Investment Pools & Funds - 0.6%
4,421,983	Fidelity Money Market Class 1	$4,421,983

	Total Short-Term Investments (cost $4,421,983)	$4,421,983

Total Investments (cost $770,754,990) ^	102.9%	$774,019,495
Other Assets and Liabilities	(2.9)%	(21,501,571)

Total Net Assets	100.0%	$752,517,924

The accompanying notes are an integral part of these financial statements.

108

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $770,754,990 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,038,304
Unrealized Depreciation	(3,773,799)

Net Unrealized Appreciation	$3,264,505

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $162,490,710, which represents 21.6% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(5)	Securities disclosed are interest-only strips.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $2,788,577 at April 30, 2015.

(7)	The interest rate disclosed for this holding is the effective yield on the date of the acquisition.

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2015.

(9)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(10)	Represents or includes a TBA transaction.

Futures Contracts Outstanding at April 30, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	597	06/30/2015	$130,538,500	$130,901,579	$363,079
Short position contracts:
U.S. Treasury 10-Year Note Future	37	06/19/2015	$4,732,749	$4,749,875	$(17,126)
U.S. Treasury 5-Year Note Future	1,175	06/30/2015	140,297,615	141,156,056	(858,441)
U.S. Treasury Long Bond Future	10	06/19/2015	1,621,350	1,595,937	25,413

Total					$(850,154)

Total futures contracts					$(487,075)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

109

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

110

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$139,523,371	$—	$139,523,371	$—
Corporate Bonds	432,454,823	—	432,454,823	—
Foreign Government Obligations	1,537,325	—	1,537,325	—
Municipal Bonds	1,980,843	—	1,980,843	—
Senior Floating Rate Interests	152,694,234	—	152,694,234	—
U.S. Government Agencies	41,406,916	—	41,406,916	—
Short-Term Investments	4,421,983	4,421,983	—	—

Total	$774,019,495	$4,421,983	$769,597,512	$—

Futures Contracts (2)	$388,492	$388,492	$—	$—

Total	$388,492	$388,492	$—	$—

Liabilities
Futures Contracts (2)	$(875,567)	$(875,567)	$—	$—

Total	$(875,567)	$(875,567)	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

111

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$14,715,944	$14,715,944
Purchases	462,967	462,967
Sales	(1,338,313)	(1,338,313)
Accrued discounts/(premiums)	(11,255)	(11,255)
Total realized gain/(loss)	447	447
Net change in unrealized appreciation/depreciation	7,895	7,895
Transfers into Level 3 (1)	—	—
Transfers out of Level 3 (1)	(13,837,685)	(13,837,685)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

112

The Hartford Strategic Income Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa/AAA	29.1%
Aa/AA	1.7
A	7.1
Baa/BBB	18.9
Ba/BB	30.1
B	13.8
Caa/CCC or Lower	11.9
Not Rated	6.9
Non-Debt Securities and Other Short-Term Instruments	6.1
Other Assets & Liabilities	(25.6)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	0.1

Total	0.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	15.8%
Corporate Bonds	28.8
Foreign Government Obligations	22.4
Municipal Bonds	1.0
Senior Floating Rate Interests	24.3
U.S. Government Agencies	26.2
U.S. Government Securities	1.0

Total	119.5%

Short-Term Investments	5.8%
Purchased Options	0.1
Other Assets & Liabilities	(25.6)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

113

The Hartford Strategic Income Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.8%
		Asset-Backed - Finance & Insurance - 1.4%
		Cent CLO Ltd.
$	1,235,000	1.51%, 08/01/2024 (1)(2)	$1,234,382
		First Franklin Mortgage Loan Trust
	1,155,000	0.42%, 04/25/2036 (2)	746,083
		GSAMP Trust
	2,104,078	0.27%, 01/25/2037 (2)	1,247,735
		Race Point IX CLO Ltd.
	1,190,000	1.77%, 04/15/2027 (1)(2)	1,191,190
		SpringCastle America Funding LLC
	1,238,438	2.70%, 05/25/2023 (1)	1,244,701

			5,664,091

		Asset-Backed - Home Equity - 1.6%
		GSAA Home Equity Trust
	912,746	0.25%, 12/25/2046 (2)	536,662
	1,944,095	0.26%, 02/25/2037 (2)	1,046,806
	485,415	0.27%, 03/25/2037 (2)	262,665
	673,134	0.35%, 03/25/2047 (2)	341,040
	1,567,661	0.36%, 11/25/2036 (2)	850,722
	1,404,682	0.41%, 04/25/2047 (2)	930,154
	630,474	5.88%, 09/25/2036	368,763
		Morgan Stanley ABS Capital I
	183,075	0.33%, 06/25/2036 (2)	167,083
		Morgan Stanley Mortgage Loan Trust
	1,117,739	0.35%, 11/25/2036 (2)	541,051
		Renaissance Home Equity Loan Trust
	87,086	5.91%, 04/25/2037	49,646
		Soundview Home Loan Trust
	1,565,937	0.42%, 07/25/2036 (2)	983,466
	280,000	0.43%, 11/25/2036 (2)	192,974

			6,271,032

		Commercial Mortgage-Backed Securities - 2.2%
		Citigroup Commercial Mortgage Trust
	180,000	4.56%, 03/10/2047 (1)(2)	147,308
		Commercial Mortgage Pass-Through Certificates
	330,000	4.75%, 10/15/2045 (1)(2)	260,908
		Community or Commercial Mortgage Trust
	105,000	4.73%, 10/15/2045 (1)(2)	87,040
		GS Mortgage Securities Trust
	270,000	3.58%, 06/10/2047	200,529
	465,167	3.67%, 04/10/2047 (1)	332,013
	1,795,000	5.02%, 11/10/2045 (1)(2)	1,817,567
		Hilton USA Trust
	1,374,724	3.92%, 11/05/2030 (1)(2)	1,374,280
		JP Morgan Chase Commercial Mortgage Securities Corp.
	485,000	4.57%, 12/15/2047 (1)(2)	446,013
		JP Morgan Chase Commercial Mortgage Securities Trust
	205,776	2.75%, 10/15/2045 (1)(2)	165,137
		Morgan Stanley Bank of America Merrill Lynch Trust
	390,000	4.50%, 08/15/2045 (1)	307,106
		Morgan Stanley Capital I Trust
	365,000	5.36%, 07/15/2049 (1)(2)	334,459
		UBS-Barclays Commercial Mortgage Trust
	240,000	4.23%, 03/10/2046 (1)(2)	203,142

Shares or Principal Amount		Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.8% - (continued)
	Commercial Mortgage-Backed Securities - 2.2% - (continued)
	VNDO Mortgage Trust
$710,000	4.08%, 12/13/2029 (1)(2)	$738,327
	WF-RBS Commercial Mortgage Trust
875,000	3.02%, 11/15/2047 (1)	622,329
1,750,000	4.96%, 11/15/2045 (1)(2)	1,621,903
170,000	5.00%, 06/15/2044 (1)(2)	161,506
195,505	5.00%, 04/15/2045 (1)(2)	159,875

		8,979,442

	Whole Loan Collateral CMO - 10.6%
	Adjustable Rate Mortgage Trust
121,292	0.43%, 01/25/2036 (2)	101,783
128,352	0.68%, 01/25/2036 (2)	110,893
	American Home Mortgage Assets Trust
450,786	0.31%, 03/25/2047 (2)	357,654
140,867	0.37%, 09/25/2046 (2)	105,093
814,359	1.08%, 10/25/2046 (2)	579,004
	Banc of America Funding Corp.
639,715	0.37%, 10/20/2036 (2)	478,656
214,149	5.85%, 01/25/2037	171,798
	Banc of America Mortgage Trust
381,038	2.67%, 09/25/2035 (2)	348,936
	BCAP LLC Trust
774,173	0.35%, 01/25/2037 (2)	613,685
746,959	0.36%, 03/25/2037 (2)	633,714
	Bear Stearns Adjustable Rate Mortgage Trust
871,173	2.41%, 10/25/2035 (2)	858,180
	Bear Stearns Alt-A Trust
270,441	0.50%, 08/25/2036 (2)	202,717
	Bear Stearns Mortgage Funding Trust
387,250	0.36%, 10/25/2036 (2)	301,669
	Chase Mortgage Finance Trust
1,050,000	5.50%, 11/25/2035	1,031,692
	Connecticut Avenue Securities Series
185,000	2.78%, 05/25/2024 (2)	172,490
880,000	3.08%, 07/25/2024 (2)	833,909
1,155,000	3.18%, 07/25/2024 (2)	1,106,492
475,000	5.08%, 11/25/2024 (2)	505,308
	Countrywide Alternative Loan Trust
728,173	0.50%, 11/25/2035 (2)	596,435
2,448,167	0.58%, 10/25/2036 (2)	1,755,647
948,363	5.50%, 12/25/2035	834,711
1,508,635	5.75%, 05/25/2036	1,340,850
1,124,395	6.00%, 05/25/2036	969,144
	Countrywide Home Loans, Inc.
1,226,911	2.55%, 09/25/2047 (2)	1,091,473
1,197,337	5.75%, 08/25/2037	1,138,617
	Deutsche Alt-A Securities Mortgage Loan Trust
406,415	0.33%, 03/25/2037 (2)	290,757
	Downey S & L Association Mortgage Loan Trust
596,729	1.05%, 03/19/2046 (2)	458,469
	First Horizon Mortgage Pass-Through Trust
166,933	2.60%, 08/25/2037 (2)	137,102

The accompanying notes are an integral part of these financial statements.

114

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.8% - (continued)
		Whole Loan Collateral CMO - 10.6% - (continued)
		GMAC Mortgage Corp. Loan Trust
$	1,045,807	2.94%, 09/19/2035 (2)	$976,291
	143,245	2.98%, 04/19/2036 (2)	127,040
		GSR Mortgage Loan Trust
	1,239,718	2.65%, 04/25/2035 (2)	1,196,686
	1,665,088	2.71%, 01/25/2036 (2)	1,542,190
	153,504	2.76%, 10/25/2035 (2)	133,657
		HarborView Mortgage Loan Trust
	3,651,441	0.42%, 12/19/2036 (2)	2,582,335
	924,557	0.51%, 09/19/2035 (2)	729,811
		Impac CMB Trust
	92,016	1.68%, 02/25/2036 (2)	88,323
		Impac Secured Assets Corp.
	2,309,303	0.46%, 08/25/2036 (2)	1,705,164
		IndyMac Index Mortgage Loan Trust
	258,836	0.42%, 07/25/2035 (2)	224,786
	553,448	0.46%, 07/25/2035 (2)	460,739
	340,897	0.47%, 01/25/2036 (2)	236,755
	1,949,309	0.58%, 07/25/2046 (2)	1,088,812
		JP Morgan Mortgage Trust
	512,893	2.39%, 11/25/2035 (2)	486,015
	4,984	2.54%, 08/25/2036 (2)	4,389
	368,327	2.55%, 09/25/2035 (2)	351,057
	591,049	2.61%, 05/25/2036 (2)	542,002
	714,559	2.61%, 05/25/2036 (2)	634,261
		Lehman XS Trust
	521,430	0.39%, 07/25/2046 (2)	413,034
	201,277	0.42%, 06/25/2047 (2)	135,120
	109,384	1.03%, 09/25/2047 (2)	87,454
		Merrill Lynch Mortgage Investors Trust
	432,165	2.55%, 07/25/2035 (2)	350,148
		Nomura Asset Acceptance Corp. Alternative Loan Trust
	2,113,439	3.47%, 06/25/2036 (2)	1,618,387
		RBSGC Mortgage Pass-Through Certificates
	640,685	6.25%, 01/25/2037	579,070
		Residential Accredit Loans, Inc.
	231,251	0.48%, 04/25/2036 (2)	165,613
	260,690	0.94%, 09/25/2046 (2)	176,330
	2,331,426	1.39%, 11/25/2037 (2)	1,488,579
		Residential Asset Securitization Trust
	822,879	0.63%, 03/25/2035 (2)	668,108
		Residential Funding Mortgage Securities, Inc.
	1,341,134	2.70%, 08/25/2035 (2)	1,062,857
	125,459	3.03%, 04/25/2037 (2)	109,363
		Sequoia Mortgage Trust
	265,092	0.45%, 01/20/2035 (2)	250,885
	68,863	2.49%, 07/20/2037 (2)	58,852
		Springleaf Mortgage Loan Trust
	1,035,172	3.52%, 12/25/2065 (1)(2)	1,054,991
		Structured Adjustable Rate Mortgage Loan Trust
	2,104,153	2.49%, 02/25/2036 (2)	1,690,102
		Structured Asset Mortgage Investments II Trust
	1,663,997	0.41%, 02/25/2036 (2)	1,326,268

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.8% - (continued)
		Whole Loan Collateral CMO - 10.6% - (continued)
		WaMu Mortgage Pass-Through Certificates Trust
$	194,095	0.60%, 06/25/2044 (2)	$179,570
	171,058	2.20%, 11/25/2046 (2)	154,178
		Wells Fargo Alternative Loan Trust
	241,564	2.57%, 12/28/2037 (2)	207,684
	3,548	6.25%, 11/25/2037	3,460
		Wells Fargo Mortgage Backed Securities Trust
	394,292	2.50%, 09/25/2036 (2)	366,194

			42,383,438

		Total Asset & Commercial Mortgage Backed Securities (cost $60,683,635)	$63,298,003

CORPORATE BONDS - 28.8%
		Apparel - 0.2%
		William Carter Co.
	950,000	5.25%, 08/15/2021	$985,625

		Auto Parts & Equipment - 0.0%
		ZF North America Capital, Inc.
	150,000	4.75%, 04/29/2025	150,375

		Chemicals - 0.4%
		Eagle Spinco, Inc.
	545,000	4.63%, 02/15/2021	551,812
		NOVA Chemicals Corp.
	845,000	5.00%, 05/01/2025 (1)	890,419

			1,442,231

		Coal - 0.1%
		Peabody Energy Corp.
	40,000	6.00%, 11/15/2018	31,525
	860,000	6.50%, 09/15/2020	533,200

			564,725

		Commercial Banks - 9.3%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	2,200,000	7.00%, 02/19/2019 (2)(3)(4)	2,532,026
$	1,200,000	9.00%, 05/09/2018 (2)(3)(4)	1,297,500
		Banco do Brasil S.A.
	1,861,000	3.88%, 10/10/2022	1,759,575
	425,000	6.25%, 04/15/2024 (2)(3)(4)	314,585
		Banco Santander S.A.
EUR	2,900,000	6.25%, 03/12/2019 (2)(3)(4)	3,268,476
	100,000	6.25%, 09/11/2021 (2)(3)(4)	111,909
		Barclays Bank plc
	925,000	8.00%, 12/15/2020 (2)(3)	1,142,624
$	1,050,000	8.25%, 12/15/2018 (2)(3)	1,118,458
		CIT Group, Inc.
	1,017,000	5.50%, 02/15/2019 (1)	1,064,036
		Citigroup, Inc.
	310,000	6.68%, 09/13/2043	397,754
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
EUR	250,000	5.50%, 06/29/2020 (2)(3)(4)	293,906
		Credit Agricole S.A.
	1,050,000	6.50%, 06/23/2021 (2)(3)(4)	1,234,377
$	435,000	6.63%, 09/23/2019 (1)(2)(3)	439,551

The accompanying notes are an integral part of these financial statements.

115

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 28.8% - (continued)
		Commercial Banks - 9.3% - (continued)
		Credit Suisse Group AG
EUR	475,000	5.75%, 09/18/2025 (2)(4)	$616,183
$	990,000	6.25%, 12/18/2024 (1)(2)(3)	980,100
	675,000	7.88%, 02/24/2041 (2)(4)	714,656
		Export-Import Bank of India
	3,944,000	2.75%, 08/12/2020 (4)	3,899,275
		HSBC Holdings plc
	450,000	5.25%, 03/14/2044	500,251
	675,000	5.63%, 01/17/2020 (2)(3)	690,188
	600,000	6.38%, 09/17/2024 (2)(3)	620,400
		ING Groep N.V.
	650,000	6.00%, 04/16/2020 (2)(3)	647,156
	445,000	6.50%, 04/16/2025 (2)(3)	442,497
		JP Morgan Chase & Co.
	2,345,000	5.63%, 08/16/2043	2,735,044
		KBC Groep N.V.
EUR	575,000	5.63%, 03/19/2019 (2)(3)(4)	648,060
		Lloyds Banking Group plc
	1,825,000	6.38%, 06/27/2020 (2)(3)(4)	2,182,760
GBP	750,000	7.00%, 06/27/2019 (2)(3)(4)	1,178,626
		Morgan Stanley
$	360,000	4.30%, 01/27/2045	354,000
		Societe Generale S.A.
	785,000	6.00%, 01/27/2020 (1)(2)(3)	748,183
EUR	650,000	6.75%, 04/07/2021 (2)(3)(4)	752,916
$	2,350,000	8.25%, 11/29/2018 (3)(4)	2,496,875
		Standard Chartered plc
	1,350,000	6.50%, 04/02/2020 (1)(2)(3)	1,364,043
		UniCredit S.p.A.
	500,000	8.00%, 06/03/2024 (2)(3)(4)	511,000

			37,056,990

		Commercial Services - 0.7%
		ADT Corp.
	1,025,000	6.25%, 10/15/2021	1,101,875
		Cardtronics, Inc.
	315,000	5.13%, 08/01/2022 (1)	312,638
		Sotheby’s
	820,000	5.25%, 10/01/2022 (1)	817,950
		United Rentals North America, Inc.
	220,000	4.63%, 07/15/2023	223,027
	280,000	5.50%, 07/15/2025	283,654

			2,739,144

		Construction Materials - 0.7%
		Building Materials Corp. of America
	680,000	5.38%, 11/15/2024 (1)	697,000
	174,000	6.75%, 05/01/2021 (1)	184,875
		Cemex S.A.B. de C.V.
EUR	145,000	4.38%, 03/05/2023 (1)	162,471
		Grupo Cementos de Chihuahua S.A.B. de C.V.
$	1,180,000	8.13%, 02/08/2020 (1)	1,277,350
		Norbord, Inc.
	440,000	6.25%, 04/15/2023 (1)	444,950
		USG Corp.
	15,000	5.50%, 03/01/2025 (1)	15,750

			2,782,396

		Diversified Financial Services - 0.9%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	970,000	4.50%, 05/15/2021 (1)	1,020,925

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 28.8% - (continued)
		Diversified Financial Services - 0.9% - (continued)
		Aircastle Ltd.
$	160,000	5.50%, 02/15/2022	$170,800
		Intercorp Peru Ltd.
	420,000	5.88%, 02/12/2025 (1)	424,200
		International Lease Finance Corp.
	390,000	5.88%, 04/01/2019	424,125
	100,000	5.88%, 08/15/2022	112,750
		Navient Corp.
	340,000	5.50%, 01/15/2019	345,610
	400,000	7.25%, 01/25/2022	424,000
	490,000	8.45%, 06/15/2018	546,693

			3,469,103

		Electric - 1.4%
		AES Corp.
	1,110,000	8.00%, 06/01/2020	1,293,150
		DPL, Inc.
	265,000	7.25%, 10/15/2021	286,200
		Empresa Electrica Angamos S.A.
	600,000	4.88%, 05/25/2029 (1)	606,750
		NRG Energy, Inc.
	645,000	6.25%, 07/15/2022	669,187
		Perusahaan Listrik Negara PT
	2,675,000	5.50%, 11/22/2021 (4)	2,902,375

			5,757,662

		Electrical Components & Equipment - 0.1%
		EnerSys
	430,000	5.00%, 04/30/2023 (1)	435,375

		Engineering & Construction - 0.3%
		SBA Tower Trust
	1,355,000	3.60%, 04/15/2043 (1)	1,353,328

		Environmental Control - 0.2%
		Clean Harbors, Inc.
	60,000	5.13%, 06/01/2021	61,200
	601,000	5.25%, 08/01/2020	619,030

			680,230

		Food - 0.3%
		Marfrig Holding Europe B.V.
	600,000	6.88%, 06/24/2019 (4)	534,000
		Minerva Luxembourg S.A.
	560,000	7.75%, 01/31/2023 (1)	558,600

			1,092,600

		Forest Products & Paper - 0.1%
		Cascades, Inc.
	120,000	5.50%, 07/15/2022 (1)	121,500
		Clearwater Paper Corp.
	440,000	5.38%, 02/01/2025 (1)	447,700

			569,200

		Gas - 0.0%
		Southern Star Central Corp.
	70,000	5.13%, 07/15/2022 (1)	72,800

		Healthcare-Services - 1.0%
		Community Health Systems, Inc.
	645,000	5.13%, 08/01/2021	667,575
		HCA, Inc.
	305,000	4.75%, 05/01/2023	320,250
	880,000	6.50%, 02/15/2020	1,003,200

The accompanying notes are an integral part of these financial statements.

116

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 28.8% - (continued)
		Healthcare-Services - 1.0% - (continued)
		Tenet Healthcare Corp.
$	1,380,000	6.00%, 10/01/2020	$1,473,150
		Wellcare Health Plans, Inc.
	420,000	5.75%, 11/15/2020	445,200

			3,909,375

		Holding Companies-Diversified - 0.1%
		Hutchison Whampoa Europe Finance Ltd.
EUR	500,000	3.75%, 05/10/2018 (2)(3)(4)	576,640

		Home Builders - 0.3%
		Lennar Corp.
$	885,000	4.50%, 06/15/2019	911,550
		Ryland Group, Inc.
	451,000	5.38%, 10/01/2022	458,892

			1,370,442

		Insurance - 0.8%
		AXA S.A.
	1,330,000	6.46%, 12/14/2018 (1)(2)(3)	1,410,598
		Mapfre S.A.
EUR	1,450,000	5.92%, 07/24/2037 (2)	1,754,303

			3,164,901

		Internet - 0.3%
		Alibaba Group Holding Ltd.
$	400,000	3.60%, 11/28/2024 (4)	398,203
		Equinix, Inc.
	540,000	4.88%, 04/01/2020	557,550
	105,000	5.38%, 04/01/2023	108,413

			1,064,166

		Iron/Steel - 0.6%
		ArcelorMittal
	900,000	6.00%, 08/05/2020	939,375
		Steel Dynamics, Inc.
	270,000	5.13%, 10/01/2021 (1)	276,075
	155,000	5.50%, 10/01/2024 (1)	160,037
		United States Steel Corp.
	840,000	7.38%, 04/01/2020	877,800

			2,253,287

		Lodging - 0.1%
		Choice Hotels International, Inc.
	420,000	5.75%, 07/01/2022	459,900

		Machinery - Contruction & Mining - 0.1%
		Oshkosh Corp.
	245,000	5.38%, 03/01/2025 (1)	254,188

		Machinery-Diversified - 0.2%
		Case New Holland Industrial, Inc.
	585,000	7.88%, 12/01/2017	644,962
		CNH Industrial Capital LLC
	130,000	3.38%, 07/15/2019 (1)	127,400

			772,362

		Media - 1.5%
		CCO Holdings LLC
	30,000	5.13%, 02/15/2023	29,654
	770,000	5.25%, 09/30/2022	769,423
	70,000	5.75%, 09/01/2023	70,700
		DISH DBS Corp.
	55,000	5.88%, 11/15/2024	54,175
	525,000	6.75%, 06/01/2021	555,886

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 28.8% - (continued)
		Media - 1.5% - (continued)
$	425,000	7.88%, 09/01/2019	$479,719
		Gannett Co., Inc.
	200,000	4.88%, 09/15/2021 (1)	205,500
	825,000	5.13%, 10/15/2019	869,344
	470,000	5.13%, 07/15/2020	492,118
		Liberty Interactive LLC
	785,000	8.25%, 02/01/2030	869,387
		NBCUniversal Enterprise, Inc.
	440,000	5.25%, 03/29/2049 (1)(3)	464,200
		Numericable-SFR SAS
	235,000	4.88%, 05/15/2019 (1)	237,056
		Videotron Ltd.
	110,000	5.00%, 07/15/2022	113,498
	750,000	5.38%, 06/15/2024 (1)	777,187

			5,987,847

		Mining - 0.3%
		FMG Resources August 2006 Pty Ltd.
	396,000	6.88%, 04/01/2022 (1)	299,970
		Southern Copper Corp.
	221,000	5.25%, 11/08/2042	203,170
	400,000	5.88%, 04/23/2045	393,320
		Vedanta Resources plc
	310,000	6.00%, 01/31/2019 (4)	292,175

			1,188,635

		Oil & Gas - 3.7%
		Antero Resources Corp.
	205,000	5.63%, 06/01/2023 (1)	209,356
		Concho Resources, Inc.
	115,000	6.50%, 01/15/2022	121,037
		Ecopetrol S.A.
	2,701,000	5.88%, 05/28/2045	2,589,584
		Harvest Operations Corp.
	181,000	6.88%, 10/01/2017	167,199
		MEG Energy Corp.
	251,000	7.00%, 03/31/2024 (1)	247,285
		Nexen Energy ULC
	75,000	5.88%, 03/10/2035	86,280
	390,000	6.40%, 05/15/2037	478,477
		Petrobras Global Finance B.V.
	4,020,000	4.38%, 05/20/2023	3,575,107
GBP	325,000	5.38%, 10/01/2029	431,689
		Petroleos Mexicanos
$	3,698,000	5.50%, 06/27/2044	3,648,077
MXN	12,500,000	7.47%, 11/12/2026	781,694
		QEP Resources, Inc.
$	20,000	5.38%, 10/01/2022	20,250
	25,000	6.80%, 03/01/2020	26,313
		SM Energy Co.
	95,000	6.13%, 11/15/2022 (1)	99,750
		Tesoro Corp.
	455,000	5.13%, 04/01/2024	466,375
		WPX Energy, Inc.
	260,000	5.25%, 09/15/2024	239,850
	425,000	6.00%, 01/15/2022	416,661
		YPF S.A.
	1,046,000	8.75%, 04/04/2024 (4)	1,091,606

			14,696,590

The accompanying notes are an integral part of these financial statements.

117

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 28.8% - (continued)
		Packaging & Containers - 0.2%
		Graphic Packaging International, Inc.
$	635,000	4.88%, 11/15/2022	$657,225

		Pipelines - 1.3%
		Crestwood Midstream Partners L.P. /Crestwood Midstream Finance Corp.
	200,000	6.25%, 04/01/2023 (1)	209,000
		DCP Midstream Operating L.P.
	110,000	4.95%, 04/01/2022	109,374
	100,000	5.60%, 04/01/2044	86,693
		Energy Transfer Equity L.P.
	2,125,000	5.95%, 10/01/2043	2,303,472
	1,005,000	7.50%, 10/15/2020	1,130,625
		MarkWest Energy Partners L.P.
	210,000	4.88%, 12/01/2024	217,224
	190,000	6.75%, 11/01/2020	198,550
		Tesoro Logistics L.P.
	230,000	5.50%, 10/15/2019 (1)	243,225
	625,000	6.25%, 10/15/2022 (1)	663,281

			5,161,444

		Retail - 0.3%
		Family Tree Escrow LLC
	255,000	5.75%, 03/01/2023 (1)	267,750
		Group 1 Automotive, Inc.
	425,000	5.00%, 06/01/2022 (1)	427,125
		Sally Holdings LLC
	410,000	5.75%, 06/01/2022	435,625

			1,130,500

		Savings & Loans - 0.6%
		Nationwide Building Society
GBP	1,525,000	6.88%, 06/20/2019 (3)(4)	2,352,579

		Semiconductors - 0.1%
		Sensata Technologies B.V.
$	235,000	5.00%, 10/01/2025 (1)	242,637
	35,000	5.63%, 11/01/2024 (1)	37,363

			280,000

		Shipbuilding - 0.1%
		Huntington Ingalls Industries, Inc.
	405,000	7.13%, 03/15/2021	434,363

		Software - 0.6%
		Activision Blizzard, Inc.
	1,390,000	5.63%, 09/15/2021 (1)	1,485,562
		Audatex North America, Inc.
	620,000	6.00%, 06/15/2021 (1)	640,342
	225,000	6.13%, 11/01/2023 (1)	234,563
		MSCI, Inc.
	140,000	5.25%, 11/15/2024 (1)	145,600
		Open Text Corp.
	130,000	5.63%, 01/15/2023 (1)	134,875

			2,640,942

		Telecommunications - 1.7%
		America Movil S.A.B. de C.V.
MXN	9,000,000	7.13%, 12/09/2024	581,111
		AT&T, Inc.
$	390,000	4.75%, 05/15/2046 (5)	381,278
		Mobile Telesystems OJSC via MTS International Funding Ltd.
	1,040,000	5.00%, 05/30/2023 (1)	931,320

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 28.8% - (continued)
		Telecommunications - 1.7% - (continued)
		Sprint Communications, Inc.
$	1,114,000	7.00%, 03/01/2020 (1)	$1,232,363
	451,000	9.00%, 11/15/2018 (1)	513,152
		T-Mobile USA, Inc.
	315,000	5.25%, 09/01/2018	326,025
	85,000	6.13%, 01/15/2022	87,656
	400,000	6.46%, 04/28/2019	413,000
	710,000	6.63%, 04/28/2021	749,050
	195,000	6.73%, 04/28/2022	205,481
		VimpelCom Holdings B.V.
	1,285,000	5.95%, 02/13/2023 (1)	1,169,350
		Wind Acquisition Finance S.A.
	350,000	4.75%, 07/15/2020 (1)	350,000

			6,939,786

		Transportation - 0.2%
		Kazakhstan Temir Zholy Finance B.V.
	385,000	6.95%, 07/10/2042 (4)	392,700
	410,000	6.95%, 07/10/2042 (4)	418,200

			810,900

		Total Corporate Bonds (cost $117,091,136)	$115,257,856

FOREIGN GOVERNMENT OBLIGATIONS - 22.4%
		Argentina - 0.8%
		Argentine Republic Government International Bond
	3,350,000	8.75%, 06/02/2017 (6)	$3,266,250

		Austria - 0.1%
		Austria Government Bond
EUR	220,000	1.65%, 10/21/2024 (1)(4)	273,822
	225,000	1.95%, 06/18/2019 (1)(4)	272,594

			546,416

		Belgium - 0.3%
		Belgium Government Bond
	635,000	1.25%, 06/22/2018 (4)	742,381
	250,000	2.60%, 06/22/2024 (1)(4)	331,943

			1,074,324

		Brazil - 1.2%
		Brazil Notas do Tesouro Nacional Serie B
BRL	2,434,281	6.00%, 08/15/2016 (7)	800,981
	5,641,558	6.00%, 05/15/2019 (7)	1,861,734
		Brazilian Government International Bond
$	1,295,000	12.25%, 03/06/2030	2,331,000

			4,993,715

		Canada - 0.1%
		Canadian Government Bond
CAD	675,000	1.75%, 09/01/2019	579,566

		Colombia - 1.3%
		Colombian TES
COP	1,609,324,036	3.00%, 03/25/2033 (7)	595,900
	965,021,708	3.50%, 03/10/2021 (7)	418,469
	5,315,500,000	5.00%, 11/21/2018	2,218,079

The accompanying notes are an integral part of these financial statements.

118

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 22.4% - (continued)
		Colombia - 1.3% - (continued)
		Empresa de Telecomunicaciones de Bogota
$	5,084,000,000	7.00%, 01/17/2023 (4)	$2,031,892

			5,264,340

		Costa Rica - 0.1%
		Costa Rica Government International Bond
CRC	215,750,000	9.20%, 03/27/2019 (1)	409,556

		Denmark - 0.1%
		Denmark Government Bond
DKK	1,745,000	4.00%, 11/15/2019	310,938

		Dominican Republic - 0.5%
		Dominican Republic International Bond
$	570,000	5.50%, 01/27/2025 (1)	588,525
	1,437,000	5.50%, 01/27/2025 (4)	1,483,703

			2,072,228

		El Salvador - 0.4%
		El Salvador Government International Bond
	1,519,000	5.88%, 01/30/2025 (4)	1,509,506

		Finland - 0.1%
		Finland Government Bond
EUR	150,000	1.13%, 09/15/2018 (1)(4)	175,140
	90,000	1.50%, 04/15/2023 (1)(4)	110,293

			285,433

		France - 0.6%
		France Government Bond OAT
	1,025,000	0.50%, 11/25/2019	1,172,859
	1,000,000	1.00%, 11/25/2018	1,163,717

			2,336,576

		Gabon - 0.2%
		Gabonese Republic
$	605,000	6.38%, 12/12/2024 (4)	610,748

		Hungary - 0.7%
		Hungary Government International Bond
	784,000	5.38%, 02/21/2023	877,273
	712,000	5.38%, 03/25/2024	800,003
	296,000	5.75%, 11/22/2023	340,178
	360,000	6.25%, 01/29/2020	411,665
	444,000	6.38%, 03/29/2021	516,985

			2,946,104

		Indonesia - 1.6%
		Indonesia Government International Bond
	710,000	6.63%, 02/17/2037 (4)	861,763
	965,000	6.75%, 01/15/2044 (4)	1,220,725
	1,800,000	7.75%, 01/17/2038 (4)	2,454,750
	860,000	8.50%, 10/12/2035 (4)	1,242,700
		Indonesia Treasury Bond
IDR	7,366,000,000	8.38%, 03/15/2024	592,405

			6,372,343

		Ireland - 0.1%
		Ireland Government Bond
EUR	160,000	3.40%, 03/18/2024 (4)	219,680
	230,000	4.50%, 10/18/2018	298,130

			517,810

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 22.4% - (continued)
		Italy - 0.8%
		Italy Buoni Poliennali Del Tesoro
EUR	610,000	1.15%, 05/15/2017	$698,603
	1,525,000	1.50%, 08/01/2019	1,781,920
	525,000	3.75%, 09/01/2024	706,487

			3,187,010

		Japan - 0.7%
		Japan Government Five Year Bond
JPY	77,000,000	0.30%, 03/20/2017	648,266
	165,000,000	0.30%, 09/20/2018	1,394,620
		Japan Government Ten Year Bond
	55,000,000	0.80%, 09/20/2023	482,298
	50,000,000	1.10%, 03/20/2021	443,191

			2,968,375

		Malaysia - 0.1%
		Malaysia Government Bond
MYR	1,620,000	4.26%, 09/15/2016	461,301
	325,000	5.73%, 07/30/2019	98,801

			560,102

		Mexico - 3.2%
		Mexican Bonos
MXN	36,880,300	5.00%, 12/11/2019	2,380,426
	2,237,600	6.50%, 06/09/2022	152,398
	1,749,000	8.00%, 06/11/2020	127,435
		Mexican Udibonos
	21,979,009	4.00%, 11/15/2040 (7)	1,573,327
		Mexico Government International Bond
EUR	2,792,000	3.00%, 03/06/2045	3,174,184
$	580,000	3.50%, 01/21/2021	602,910
EUR	825,000	4.00%, 03/15/2115	925,425
$	3,126,000	4.75%, 03/08/2044	3,209,621
GBP	345,000	5.63%, 03/19/2114	551,994

			12,697,720

		Montenegro - 0.2%
		Montenegro Government International Bond
EUR	690,000	3.88%, 03/18/2020 (1)	755,940

		Netherlands - 0.3%
		Netherlands Government Bond
	700,000	1.25%, 01/15/2019 (1)(4)	823,056
	195,000	2.00%, 07/15/2024	250,152

			1,073,208

		Norway - 0.0%
		Norway Government Bond
NOK	955,000	3.75%, 05/25/2021	144,963

		Panama - 0.5%
		Panama Government International Bond
$	820,000	3.75%, 03/16/2025	830,250
	870,000	8.88%, 09/30/2027	1,263,675

			2,093,925

		Peru - 0.6%
		Peruvian Government International Bond
	350,000	5.63%, 11/18/2050	420,875
	1,125,000	8.75%, 11/21/2033	1,774,687

			2,195,562

The accompanying notes are an integral part of these financial statements.

119

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 22.4% - (continued)
		Poland - 0.1%
		Poland Government Bond
PLN	205,000	4.00%, 10/25/2023	$63,114
	1,100,000	5.25%, 10/25/2017	331,307

			394,421

		Romania - 0.9%
		Romania Government Bond
RON	1,900,000	5.85%, 04/26/2023	572,376
		Romanian Government International Bond
EUR	2,478,000	2.88%, 10/28/2024 (4)	2,980,670

			3,553,046

		Russia - 1.8%
		Russian Federal Bond - OFZ
RUB	47,200,000	7.50%, 02/27/2019	822,403
		Russian Foreign Bond - Eurobond
$	1,400,000	3.25%, 04/04/2017 (4)	1,423,030
	2,200,000	4.88%, 09/16/2023 (4)	2,156,000
	1,100,000	5.00%, 04/29/2020 (4)	1,119,250
	1,298,750	7.50%, 03/31/2030 (4)	1,519,187

			7,039,870

		Singapore - 0.1%
		Singapore Government Bond
SGD	60,000	3.00%, 09/01/2024	48,306
	400,000	3.75%, 09/01/2016	312,961

			361,267

		South Africa - 1.1%
		South Africa Government Bond
ZAR	18,175,000	7.75%, 02/28/2023	1,525,654
	8,420,000	8.00%, 01/31/2030	684,429
		South Africa Government International Bond
$	1,930,000	5.88%, 09/16/2025	2,199,235

			4,409,318

		Spain - 0.7%
		Spain Government Bond
EUR	340,000	0.50%, 10/31/2017 (1)(4)	384,823
	125,000	2.75%, 10/31/2024 (1)(4)	156,506
	700,000	4.50%, 01/31/2018	878,363
	915,000	5.50%, 04/30/2021	1,304,434

			2,724,126

		Sweden - 0.1%
		Sweden Government Bond
SEK	350,000	1.50%, 11/13/2023	45,960
	2,615,000	3.75%, 08/12/2017	342,546

			388,506

		Switzerland - 0.1%
		Switzerland Government Bond
CHF	50,000	2.00%, 05/25/2022 (4)	61,704
	145,000	3.00%, 01/08/2018 (4)	171,181

			232,885

		Tunisia - 0.1%
		Banque Centrale de Tunisie S.A.
$	450,000	5.75%, 01/30/2025 (1)	464,625

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 22.4% - (continued)
		Turkey - 1.9%
		Turkey Government Bond
TRY	2,501,561	2.50%, 05/04/2016 (7)	$933,663
	2,085,000	9.00%, 01/27/2016	773,508
		Turkey Government International Bond
$	2,020,000	5.13%, 03/25/2022	2,138,675
	1,230,000	6.75%, 04/03/2018	1,359,150
	1,100,000	7.00%, 09/26/2016	1,182,500
	1,058,000	7.50%, 07/14/2017	1,169,301

			7,556,797

		United Kingdom - 0.3%
		United Kingdom Gilt
GBP	220,000	1.00%, 09/07/2017 (4)	340,063
	365,000	1.75%, 07/22/2019 (4)	573,066
	130,000	2.00%, 07/22/2020 (4)	205,825
	50,000	3.50%, 01/22/2045 (4)	92,207

			1,211,161

		Uruguay - 0.6%
		Uruguay Government International Bond
$	460,000	4.13%, 11/20/2045	422,050
UYU	38,166,269	4.25%, 04/05/2027 (7)	1,434,283
	12,731,475	4.38%, 12/15/2028 (7)	483,143

			2,339,476

		Total Foreign Government Obligations (cost $90,756,566)	$89,448,156

MUNICIPAL BONDS - 1.0%
		General - 0.8%
		Chicago Transit Auth.
$	750,000	6.90%, 12/01/2040	$949,778
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	1,900,000	6.15%, 07/01/2038	714,894
	1,300,000	6.20%, 07/01/2039	489,138
	2,365,000	6.30%, 07/01/2043	889,831
	485,000	6.55%, 07/01/2058	182,481

			3,226,122

		Higher Education - 0.2%
		University of California
	835,000	4.60%, 05/15/2031	902,835

		Total Municipal Bonds (cost $5,091,835)	$4,128,957

SENIOR FLOATING RATE INTERESTS - 24.3% (8)
		Aerospace/Defense - 0.5%
		DigitalGlobe, Inc.
	333,200	3.75%, 01/31/2020	$333,893
		Fly Funding II
	773,438	4.50%, 08/09/2019	774,543
		Transdigm, Inc.
	819,058	3.75%, 02/28/2020	821,016

			1,929,452

		Agriculture - 0.2%
		Pinnacle Operating Corp.
	887,341	4.75%, 11/15/2018	888,450

The accompanying notes are an integral part of these financial statements.

120

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 24.3% (8) - (continued)
		Airlines - 0.4%
		Delta Air Lines, Inc.
$	969,773	3.25%, 04/20/2017	$969,415
	601,163	3.25%, 10/18/2018	601,012

			1,570,427

		Auto Manufacturers - 0.3%
		Chrysler Group LLC
	1,207,131	3.50%, 05/24/2017	1,208,338

		Auto Parts & Equipment - 0.3%
		Goodyear Tire and Rubber Co.
	750,000	4.75%, 04/30/2019	756,368
		MPG Holdco I Inc.
	486,429	4.25%, 10/20/2021	486,429

			1,242,797

		Biotechnology - 0.3%
		Alkermes, Inc.
	433,875	3.50%, 09/18/2019	434,010
		PQ Corp.
	610,876	4.00%, 08/07/2017	610,961

			1,044,971

		Chemicals - 0.7%
		AIlnex (Luxembourg) & Cy SCA
	64,672	4.50%, 10/03/2019	65,076
		AIlnex USA, Inc.
	33,555	4.50%, 10/03/2019	33,765
		Ferro Corp.
	338,300	4.00%, 07/31/2021	337,031
		Ineos U.S. Finance LLC
	154,921	3.25%, 03/31/2022	155,793
	696,747	3.75%, 05/04/2018	697,709
		Minerals Technologies, Inc.
	521,842	4.00%, 05/07/2021	524,128
		Nexeo Solutions LLC
	741,421	5.00%, 09/08/2017	731,226
		Solenis International L.P. Co.
	278,600	4.25%, 07/31/2021	279,645

			2,824,373

		Coal - 0.3%
		American Energy - Marcellus LLC
	270,000	5.25%, 08/04/2020	222,299
		Arch Coal, Inc.
	1,190,578	6.25%, 05/16/2018	885,147

			1,107,446

		Commercial Services - 0.6%
		Acosta Holdco, Inc.
	597,000	5.00%, 09/26/2021	603,466
		AlixPartners LLP
	580,321	4.00%, 07/10/2020	583,211
	236,000	9.00%, 07/10/2021	238,065
		Alliance Laundry System LLC
	449,767	4.25%, 12/10/2018	450,891
		Brickman Group Ltd.
	251,817	4.00%, 12/18/2020	252,046
		Moneygram International, Inc.
	241,960	4.25%, 03/27/2020	227,442
		Vantiv Holding LLC
	242,148	3.75%, 06/13/2021	242,981

			2,598,102

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 24.3% (8) - (continued)
		Distribution/Wholesale - 0.3%
		FPC Holdings, Inc.
$	782,000	5.25%, 11/19/2019	$775,650
		Power Buyer LLC
	292,567	4.25%, 05/06/2020	292,201
	15,662	4.25%, 05/06/2020	15,642
		Swift Transportation Co.
	212,850	3.75%, 06/09/2021	213,542

			1,297,035

		Diversified Financial Services - 0.4%
		SAM Finance
	987,500	4.25%, 12/17/2020	992,023
		Walter Investment Management Corp.
	500,177	4.75%, 12/19/2020	477,253

			1,469,276

		Electric - 1.0%
		Calpine Corp.
	595,725	4.00%, 10/09/2019	598,209
		Chief Exploration & Development LLC
	415,000	7.50%, 05/12/2021	392,382
		Energy Future Intermediate Holding Co. LLC
	235,000	4.25%, 06/19/2016	236,274
		NRG Energy, Inc.
	601,611	2.75%, 07/02/2018	599,572
		Seadrill Partners Finco LLC
	998,724	4.00%, 02/21/2021	816,457
		Star West Generation LLC
	500,400	4.25%, 03/13/2020	502,276
		Texas Competitive Electric Holdings Co. LLC
	500,000	4.67%, 10/10/2017 (9)	309,090
		TXU Energy
	564,356	3.75%, 05/05/2016	567,037

			4,021,297

		Electronics - 0.5%
		CDW LLC
	1,136,004	3.25%, 04/29/2020	1,134,448
		Ceridian LLC
	333,614	4.50%, 09/15/2020	331,945
		Eagle Parent, Inc.
	704,303	4.00%, 05/16/2018	706,944

			2,173,337

		Entertainment - 0.7%
		Party City Holdings, Inc.
	536,350	4.00%, 07/27/2019	537,615
		Scientific Games Corp.
	359,100	6.00%, 10/01/2021	362,691
		Tribune Co.
	1,088,094	4.00%, 12/27/2020	1,092,860
		US Finco LLC
	746,700	4.00%, 05/29/2020	745,767

			2,738,933

		Environmental Control - 0.1%
		ADS Waste Holdings, Inc.
	421,588	3.75%, 10/09/2019	420,323

The accompanying notes are an integral part of these financial statements.

121

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 24.3% (8) - (continued)
		Food - 0.9%
		Albertson’s Holdings LLC
$	1,045,000	5.50%, 08/25/2021	$1,055,596
		Burger King
	505,497	4.50%, 12/12/2021	511,012
		H.J. Heinz Co.
	399,627	3.25%, 06/05/2020	400,126
		Hostess Brands, Inc.
	183,150	6.75%, 04/09/2020	186,355
		U.S. Foods, Inc.
	1,245,585	4.50%, 03/31/2019	1,249,222

			3,402,311

		Food Service - 0.1%
		Hearthside Food Solutions
	372,188	4.50%, 06/02/2021	373,740

		Forest Products & Paper - 0.2%
		Wilsonart LLC
	792,033	4.00%, 10/31/2019	790,710

		Healthcare-Products - 0.1%
		Truven Health Analytics
	475,271	4.50%, 06/06/2019	475,471

		Healthcare-Services - 1.6%
		American Renal Holdings, Inc.
	519,894	8.50%, 03/20/2020	517,944
		Community Health Systems, Inc.
	755,438	4.25%, 01/27/2021	759,917
		DaVita HealthCare Partners, Inc.
	565,725	3.50%, 06/24/2021	567,213
		HCA, Inc.
	589,020	3.03%, 05/01/2018	589,957
		Healogics, Inc.
	179,100	5.25%, 07/01/2021	180,108
		Medpace Holdings, Inc.
	524,292	4.75%, 04/01/2021	526,259
		Opal Acquisition, Inc.
	260,804	5.00%, 11/27/2020	261,130
		Ortho-Clinical Diagnostics, Inc.
	853,550	4.75%, 06/30/2021	850,563
		STHI Holding Corp.
	243,775	4.50%, 08/06/2021	243,368
		Surgery Center Holdings, Inc.
	264,338	5.25%, 11/03/2020	266,320
		U.S. Renal Care, Inc.
	1,163,693	4.25%, 07/03/2019	1,169,023
	616,000	10.25%, 01/03/2020	619,850

			6,551,652

		Insurance - 1.0%
		Asurion LLC
	806,959	5.00%, 05/24/2019	810,849
	980,000	8.50%, 03/03/2021	993,230
		CGSC of Delaware Holdings Corp.
	334,050	5.00%, 04/16/2020	317,347
		Evertec Group LLC
	397,913	3.50%, 04/17/2020	394,598
		National Financial Partners Corp.
	659,986	4.50%, 07/01/2020	662,461
		Sedgwick Claims Management Services, Inc.
	375,000	6.75%, 02/28/2022	369,727

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 24.3% (8) - (continued)
		Insurance - 1.0% - (continued)
		USI, Inc.
$	410,597	4.25%, 12/27/2019	$410,425

			3,958,637

		Internet - 0.4%
		ARG IH Corp.
	192,563	4.78%, 11/15/2020	193,352
		ION Trading Technologies S.a.r.l.
	525,000	7.25%, 06/10/2022	520,186
		Zayo Group LLC
	827,254	4.00%, 05/06/2021	827,254

			1,540,792

		Leisure Time - 0.9%
		Aristocrat Leisure Ltd.
	708,269	4.75%, 10/20/2021	714,113
		Delta 2 (LUX) S.a.r.l.
	1,541,221	4.75%, 07/30/2021	1,542,438
	810,000	7.75%, 07/31/2022	810,761
		Town Sports International LLC
	392,661	4.50%, 11/15/2020	331,940

			3,399,252

		Lodging - 0.9%
		Caesars Entertainment Operating Co.
	1,325,721	11.00%, 03/01/2017	1,209,720
		Caesars Growth Properties Holdings LLC
	456,550	6.25%, 05/08/2021	407,928
		Four Seasons Holdings, Inc.
	303,716	3.50%, 06/27/2020	304,348
	275,000	6.25%, 12/27/2020	276,719
		La Quinta Intermediate Holdings LLC
	486,883	4.00%, 04/14/2021	488,251
		MGM Resorts International
	899,300	3.50%, 12/20/2019	898,922

			3,585,888

		Machinery-Contruction & Mining - 0.3%
		American Rock Salt Holdings LLC
	992,500	4.75%, 05/20/2021	997,959
		Neff Rental LLC
	387,365	7.25%, 06/09/2021	381,070

			1,379,029

		Machinery-Diversified - 0.6%
		Brand Energy and Infrastructure
	814,688	4.75%, 11/26/2020	805,522
		Gates Global, Inc.
	955,200	4.25%, 07/05/2021	955,200
		MacDermaid, Inc.
	628,800	4.50%, 06/07/2020	634,202

			2,394,924

		Media - 1.0%
		Advantage Sales & Marketing, Inc.
	527,700	4.25%, 07/23/2021	529,283
		AVSC Holding Corp.
	252,450	4.50%, 01/24/2021	253,081
		Charter Communications Operating LLC
	628,037	3.00%, 01/03/2021	626,203
		Getty Images, Inc.
	527,850	4.75%, 10/18/2019	455,339

The accompanying notes are an integral part of these financial statements.

122

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 24.3% (8) - (continued)
		Media - 1.0% - (continued)
		ION Media Networks, Inc.
$	570,009	4.75%, 12/18/2020	$574,284
		Media General, Inc.
	535,494	4.25%, 07/31/2020	539,093
		Numericable U.S. LLC
	254,478	4.50%, 05/21/2020	255,432
	294,147	4.50%, 05/21/2020	295,250
		Virgin Media Bristol LLC
	662,477	3.50%, 06/07/2020	662,769

			4,190,734

		Metal Fabricate/Hardware - 0.2%
		Rexnord LLC
	822,475	4.00%, 08/21/2020	824,992

		Mining - 0.4%
		Ardagh Holdings USA, Inc.
	133,650	4.00%, 12/17/2019	134,218
		FMG Resources August 2006 Pty Ltd.
	1,021,383	3.75%, 06/30/2019	921,012
		Novelis, Inc.
	678,413	3.75%, 03/10/2017	679,261

			1,734,491

		Miscellaneous Manufacturing - 0.5%
		Bauer Performance Sports Ltd.
	242,335	4.00%, 04/15/2021	240,518
		Filtration Group, Inc.
	246,875	4.25%, 11/21/2020	248,260
	105,000	8.25%, 11/21/2021	105,425
		Husky Injection Molding Systems, Ltd.
	108,195	4.25%, 06/30/2021	108,849
	184,889	7.25%, 06/30/2022	182,578
		Sram LLC
	788,050	4.02%, 04/10/2020	786,734
		Wireco Worldgroup, Inc.
	525,471	6.00%, 02/15/2017	525,471

			2,197,835

		Oil & Gas - 0.9%
		Callon Petroleum Co.
	270,000	8.50%, 10/08/2021	269,325
		Drillships Ocean Ventures, Inc.
	272,938	5.50%, 07/25/2021	236,006
		Energy Transfer Equity L.P.
	265,000	4.00%, 12/02/2019	265,620
		EP Energy LLC
	526,667	3.50%, 05/24/2018	519,757
		NGPL Pipeco LLC
	516,869	6.75%, 09/15/2017	500,153
		Pinnacle Holding Co.
	628,295	4.75%, 07/30/2019	571,748
		Shelf Drilling Midco Ltd.
	305,000	10.00%, 10/08/2018	206,638
		Templar Energy LLC
	605,000	8.50%, 11/25/2020	456,019
		Western Refining, Inc.
	528,313	4.25%, 11/12/2020	529,633

			3,554,899

		Oil & Gas Services - 0.3%
		Crosby U.S. Acquisition Corp.
	903,563	3.75%, 11/23/2020	838,054

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 24.3% (8) - (continued)
		Oil & Gas Services - 0.3% - (continued)
		Paragon Offshore Finance Co.
$	293,525	3.75%, 07/18/2021	$218,676

			1,056,730

		Packaging & Containers - 0.6%
		BWAY Holding Co., Inc.
	357,300	5.50%, 08/14/2020	360,873
		CD&R Millenium Holding Co.
	228,850	4.50%, 07/31/2021	228,946
		Reynolds Group Holdings, Inc.
	995,195	4.50%, 12/01/2018	1,004,650
		Signode Industrial Group U.S., Inc.
	835,444	3.75%, 05/01/2021	833,615
		Tekni-Plex, Inc.
	95,000	3.50%, 04/01/2022	95,208

			2,523,292

		Pharmaceuticals - 0.4%
		PRA Holdings, Inc.
	884,851	4.50%, 09/23/2020	889,939
		Valeant Pharmaceuticals International, Inc.
	820,000	4.00%, 04/01/2022	825,313

			1,715,252

		Real Estate - 0.3%
		DTZ U.S. Borrower LLC
	291,544	5.50%, 11/04/2021	294,218
	265,000	9.25%, 11/04/2022	267,430
		Realogy Corp.
	22,229	2.26%, 10/10/2016	22,007
	727,042	3.75%, 03/05/2020	729,543

			1,313,198

		Retail - 1.6%
		Aristocrat Leisure Ltd.
	715,000	5.00%, 03/11/2022	723,459
		BJ’s Wholesale Club, Inc.
	536,582	4.50%, 09/26/2019	539,335
		Dollar Tree, Inc.
	360,000	4.25%, 03/09/2022	364,457
		J Crew Group, Inc
	522,312	4.00%, 03/05/2021	488,753
		Kate Spade & Co.
	913,100	4.00%, 04/09/2021	913,328
		Michaels Stores, Inc.
	514,500	3.75%, 01/28/2020	515,642
	203,463	4.00%, 01/28/2020	204,451
		Neiman Marcus Group, Inc.
	1,060,373	4.25%, 10/25/2020	1,062,452
		Rite Aid Corp.
	745,000	4.88%, 06/21/2021	747,317
	325,000	5.75%, 08/21/2020	328,656
		Staples, Inc.
	320,000	3.50%, 04/07/2021	321,082

			6,208,932

		Semiconductors - 0.6%
		Avago Technologies Cayman Ltd.
	785,800	3.75%, 05/06/2021	789,077
		Freescale Semiconductor, Inc.
	975,153	4.25%, 02/28/2020	978,810

The accompanying notes are an integral part of these financial statements.

123

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 24.3% (8) - (continued)
		Semiconductors - 0.6% - (continued)
		NXP B.V.
$	503,430	3.25%, 01/11/2020	$502,957

			2,270,844

		Software - 1.4%
		First Data Corp.
	1,200,000	3.68%, 03/24/2018	1,202,256
	500,000	3.68%, 09/24/2018	500,625
		Infor U.S., Inc.
	869,802	3.75%, 06/03/2020	868,115
		Kronos, Inc.
	1,421,776	4.50%, 10/30/2019	1,429,141
	668,215	9.75%, 04/30/2020	689,303
		Magic Newco LLC
	877,516	5.00%, 12/12/2018	880,622

			5,570,062

		Telecommunications - 2.3%
		Altice Financing S.A.
	100,000	5.25%, 02/04/2022	101,125
	1,410,393	5.50%, 07/02/2019 (10)	1,432,719
		Crown Castle Operating Co.
	436,623	3.00%, 01/31/2021	436,771
		Entravision Communications Corp.
	945,725	3.50%, 05/31/2020	940,599
		Gray Television, Inc.
	151,351	3.75%, 06/10/2021	151,683
		Intelsat Jackson Holdings S.A.
	795,629	3.75%, 06/30/2019	794,635
		Level 3 Financing, Inc.
	860,000	4.00%, 08/01/2019	861,608
	625,000	4.50%, 01/31/2022	625,394
		Salem Communications Corp.
	150,700	4.50%, 03/13/2020	150,763
		Syniverse Holdings, Inc.
	883,040	4.00%, 04/23/2019	850,297
		TransFirst Holding, Inc.
	214,463	5.50%, 11/12/2021	215,938
	115,000	9.00%, 11/12/2022	115,767
		Univision Communications, Inc.
	741,936	4.00%, 03/01/2020	742,166
	626,713	4.00%, 03/01/2020	627,058
		West Corp.
	607,894	3.25%, 06/30/2018	608,654
		XO Communications LLC
	381,150	4.25%, 03/17/2021	381,531

			9,036,708

		Trucking & Leasing - 0.2%
		Consolidated Container Co.
	619,174	5.00%, 07/03/2019	617,007

		Total Senior Floating Rate Interests (cost $98,017,551)	$97,201,939

U.S. GOVERNMENT AGENCIES - 26.2%
		FHLMC - 1.7%
	5,818,769	0.52%, 10/25/2020 (2)(11)	$70,814
	900,000	3.50%, 05/01/2045 (12)	941,537
	400,000	3.50%, 06/01/2045 (12)	417,508
	1,000,000	4.00%, 05/01/2045 (12)	1,067,094

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT AGENCIES - 26.2% - (continued)
		FHLMC - 1.7% - (continued)
$	1,100,000	4.00%, 06/01/2045 (12)	$1,172,256
	1,500,000	4.50%, 05/01/2045 (12)	1,630,875
	1,400,000	5.00%, 05/01/2045 (12)	1,555,153
	100,000	5.50%, 05/01/2045 (12)	112,851

			6,968,088

		FNMA - 23.8%
	2,030,000	2.50%, 05/01/2030 (12)	2,081,106
	1,000,000	3.00%, 05/01/2030 (12)	1,046,438
	36,869,000	3.00%, 05/01/2045 (12)	37,514,993
	1,400,000	3.50%, 05/01/2030 (12)	1,486,187
	42,800,000	3.50%, 05/01/2045 (12)	44,839,685
	1,000,000	4.00%, 05/01/2030 (12)	1,055,469
	6,100,000	4.50%, 05/01/2045 (12)	6,638,991
	300,000	5.00%, 05/13/2045 (12)	334,132
	472,497	5.50%, 06/25/2042 (11)	75,960

			95,072,961

		GNMA - 0.7%
	500,000	3.00%, 05/01/2045 (12)	513,672
	800,000	4.00%, 05/01/2045 (12)	854,844
	900,000	4.00%, 06/01/2045 (12)	960,504
	400,000	5.00%, 05/01/2045 (12)	447,182
	100,000	6.00%, 05/01/2045 (12)	113,750

			2,889,952

		Total U.S. Government Agencies (cost $105,075,304)	$104,931,001

U.S. GOVERNMENT SECURITIES - 1.0%
		U.S. Treasury Securities - 1.0%
		U.S. Treasury Bonds - 0.4%
	1,335,000	3.75%, 11/15/2043 (13)	$1,606,590
	50,000	5.38%, 02/15/2031 (13)	69,734

			1,676,324

		U.S. Treasury Notes - 0.6%
	900,000	0.88%, 01/31/2018	900,492
	80,000	1.88%, 09/30/2017 (13)	82,181
	495,000	2.00%, 02/15/2025	492,990
	910,000	2.13%, 08/15/2021 (13)	931,329

			2,406,992

		Total U.S. Government Securities (cost $3,823,693)	$4,083,316

COMMON STOCKS - 0.1%
		Energy - 0.1%
	83,644,001	KCA Deutag (6)(14)(15)	$223,580

		Total Common Stocks (cost $1,133,544)	$223,580

The accompanying notes are an integral part of these financial statements.

124

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
PREFERRED STOCKS - 0.1%
	Diversified Financials - 0.1%
50	Citigroup Capital	$1,294
20,000	GMAC Capital Trust I Series 2	525,600

	Total Preferred Stocks (cost $515,309)	$526,894

	Total Long-Term Investments (cost $482,188,573)	$479,099,702

SHORT-TERM INVESTMENTS - 5.8%
	Other Investment Pools & Funds - 5.8%
23,175,166	Fidelity Money Market Class 1	$23,175,166

	Total Short-Term Investments (cost $23,175,166)	$23,175,166

Total Investments Excluding Purchased Options (cost $505,363,739)	125.5%	$502,274,868

Total Purchased Options (cost $309,020)	0.1%	$151,703

Total Investments (cost $505,672,759) ^	125.6%	$502,426,571
Other Assets and Liabilities	(25.6)%	(102,258,063)

Total Net Assets	100.0%	$400,168,508

The accompanying notes are an integral part of these financial statements.

125

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $505,808,279 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,976,308
Unrealized Depreciation	(12,358,016)

Net Unrealized Depreciation	$(3,381,708)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $46,387,604, which represents 11.6% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $56,559,816, which represents 14.3% of total net assets.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $388,611 at April 30, 2015.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2015.

(9)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(10)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2015, the aggregate value of the unfunded commitment was $1,432,719, which rounds to zero percent of total net assets.

(11)	Securities disclosed are interest-only strips.

(12)	Represents or includes a TBA transaction.

(13)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(14)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2011	83,644,001	KCA Deutag	$1,133,544

At April 30, 2015, the aggregate value of these securities were $223,580, which represents 0.1% of total net assets.

(15)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of this security was $223,580, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

126

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2015

Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
BRL Call/USD Put	JPM	2.42 BRL per USD	09/28/15	BRL	2,600,000	$359	$18,515	$(18,156)
BRL Call/USD Put	BOA	2.97 BRL per USD	06/02/15	BRL	2,870,000	13,187	22,293	(9,106)
CNY Call/USD Put	DEUT	6.15 CNY per USD	05/07/15	CNY	43,790,000	3,156	14,953	(11,797)
EUR Call/USD Put	BOA	1.14 EUR per USD	08/20/15	EUR	1,065,000	20,283	34,199	(13,916)
EUR Call/USD Put	BNP	1.12 EUR per USD	06/02/15	EUR	1,310,000	28,642	20,888	7,754
EUR Call/USD Put	BOA	1.27 EUR per USD	01/07/16	EUR	8,000,000	20,625	119,309	(98,684)
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	8,710,000	3,684	3,808	(124)
MYR Call/USD Put	GSC	3.65 MYR per USD	05/22/15	MYR	4,320,000	27,739	25,628	2,111
RUB Call/USD Put	BOA	51.49 RUB per USD	05/14/15	RUB	6,000,000	2,851	3,863	(1,012)
RUB Call/USD Put	GSC	36.97 RUB per USD	09/02/15	RUB	39,000,000	1,155	14,098	(12,943)
TRY Call/USD Put	BOA	2.72 TRY per USD	06/29/15	TRY	3,140,000	30,022	31,466	(1,444)

Total Calls					120,805,000	$151,703	$309,020	$(157,317)

Total purchased option contracts					120,805,000	$151,703	$309,020	$(157,317)

OTC Swaption Contracts Outstanding at April 30, 2015

Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.EUR.23	CSI	287.50 EUR	05/20/15	EUR	(18,745,000)	$(236,620)	$(201,274)	$(35,346)
Credit Default Swaption ITRAXX.EUR.23	BOA	262.50 EUR	05/20/15	EUR	(13,085,000)	(52,089)	(139,414)	87,325

Total Calls					(31,830,000)	$(288,709)	$(340,688)	$51,979

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.EUR.23	CSI	287.50 EUR	05/20/15	EUR	(18,745,000)	$(100,683)	$(161,020)	$60,337
Credit Default Swaption ITRAXX.EUR.23	BOA	262.50 EUR	05/20/15	EUR	(13,085,000)	(142,546)	(110,834)	(31,712)

Total Puts					(31,830,000)	$(243,229)	$(271,854)	$28,625

Futures Contracts Outstanding at April 30, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	9	06/15/2015	$801,334	$796,314	$(5,020)
Canadian 10-Year Bond Future	1	06/19/2015	116,366	114,632	(1,734)
Euro-BOBL Future	11	06/08/2015	1,546,893	1,540,874	(6,019)
Euro-BTP Future	6	06/08/2015	931,707	927,861	(3,846)
Euro-OAT Future	8	06/08/2015	1,375,816	1,378,891	3,075
Euro-Schatz Future	8	06/08/2015	985,019	985,146	127
Japan 10-Year Bond Future	4	06/11/2015	4,882,088	4,901,488	19,400
Japan 10-Year Mini Bond Future	3	06/10/2015	365,096	366,547	1,451
Long Gilt Future	48	06/26/2015	8,733,303	8,690,040	(43,263)
U.S. Treasury 10-Year Note Future	35	06/19/2015	4,530,745	4,493,125	(37,620)
U.S. Treasury 2-Year Note Future	97	06/30/2015	21,257,205	21,268,766	11,561
U.S. Treasury 5-Year Note Future	340	06/30/2015	41,039,234	40,845,157	(194,077)
U.S. Treasury Long Bond Future	38	06/19/2015	6,271,069	6,064,563	(206,506)

Total					$(462,471)

The accompanying notes are an integral part of these financial statements.

127

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Futures Contracts Outstanding at April 30, 2015 - (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
Short position contracts:
90-Day Euro Future	122	12/14/2015	$30,318,274	$30,313,950	$4,324
Euro-Bund Future	15	06/08/2015	2,627,373	2,611,593	15,780
U.S. Treasury CME Ultra Long Term Bond Future	70	06/19/2015	11,960,743	11,515,000	445,743

Total					$465,847

Total futures contracts					$3,376

TBA Sale Commitments Outstanding at April 30, 2015

Description	Principal Amount	Maturity Date	Market Value *	Unrealized Appreciation/ (Depreciation)
FNMA, 5.50%	$400,000	05/01/2045	$452,839	$(589)
GNMA, 4.50%	1,400,000	05/01/2045	1,542,461	(274)
GNMA, 4.50%	700,000	05/01/2045	758,543	(27)

Total			$2,753,843	$(890)

At April 30, 2015, the aggregate market value of these securities represents (0.7)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at April 30, 2015
	Counter- party			(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
Reference Entity		Notional Amount (a)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	64,452	(0.32%)	07/25/45	$16,454	$—	$13,245	$(3,209)
ABX.HE.AA.06-1	JPM	USD	87,470	(0.32%)	07/25/45	23,125	—	17,976	(5,149)
ABX.HE.AA.06-1	BCLY	USD	69,976	(0.32%)	07/25/45	39,537	—	14,380	(25,157)
ABX.HE.AA.06-1	BCLY	USD	78,263	(0.32%)	07/25/45	44,219	—	16,083	(28,136)
ABX.HE.AA.06-1	JPM	USD	621,500	(0.32%)	07/25/45	163,144	—	127,721	(35,423)
ABX.HE.AAA.06-1	JPM	USD	141,597	(0.18%)	07/25/45	2,655	—	2,687	32
ABX.HE.AAA.06-1	MSC	USD	45,366	(0.18%)	07/25/45	919	—	861	(58)
ABX.HE.AAA.06-1	JPM	USD	10,998	(0.18%)	07/25/45	275	—	209	(66)
ABX.HE.AAA.06-1	JPM	USD	54,989	(0.18%)	07/25/45	1,339	—	1,044	(295)
ABX.HE.AAA.06-1	JPM	USD	19,246	(0.18%)	07/25/45	722	—	366	(356)
ABX.HE.AAA.06-1	JPM	USD	57,738	(0.18%)	07/25/45	1,545	—	1,096	(449)
ABX.HE.AAA.06-1	GSC	USD	42,616	(0.18%)	07/25/45	3,942	—	809	(3,133)
ABX.HE.AAA.06-1	BCLY	USD	42,616	(0.18%)	07/25/45	4,909	—	808	(4,101)
ABX.HE.AAA.06-1	MSC	USD	70,111	(0.18%)	07/25/45	7,800	—	1,331	(6,469)
ABX.HE.AAA.06-1	GSC	USD	148,470	(0.18%)	07/25/45	13,362	—	2,817	(10,545)
ABX.HE.AAA.06-2	BOA	USD	1,323,594	(0.11%)	05/25/46	273,331	—	251,322	(22,009)
ABX.HE.AAA.07-1	MSC	USD	629,331	(0.09%)	08/25/37	151,796	—	149,137	(2,659)
ABX.HE.AAA.07-1	MSC	USD	760,102	(0.09%)	08/25/37	183,382	—	180,124	(3,258)
ABX.HE.AAA.07-1	GSC	USD	453,609	(0.09%)	08/25/37	112,658	—	107,493	(5,165)
ABX.HE.AAA.07-1	JPM	USD	286,060	(0.09%)	08/25/37	73,693	—	67,789	(5,904)
ABX.HE.AAA.07-1	CSI	USD	1,295,442	(0.09%)	08/25/37	369,938	—	306,986	(62,952)
ABX.HE.PENAAA.06-2	BOA	USD	6,933	(0.11%)	05/25/46	1,577	—	843	(734)
ABX.HE.PENAAA.06-2	JPM	USD	321,714	(0.11%)	05/25/46	43,681	—	39,105	(4,576)
ABX.HE.PENAAA.06-2	JPM	USD	409,076	(0.11%)	05/25/46	79,179	—	49,724	(29,455)
ABX.HE.PENAAA.06-2	CSI	USD	1,148,186	(0.11%)	05/25/46	345,891	—	139,564	(206,327)
CMBX.NA.A.7	JPM	USD	755,000	(2.00%)	01/17/47	—	(15,642)	(3,441)	12,201
CMBX.NA.A.7	JPM	USD	145,000	(2.00%)	01/17/47	—	(280)	(661)	(381)
CMBX.NA.AA.2	CSI	USD	1,027,701	(0.15%)	03/15/49	315,521	—	328,838	13,317

The accompanying notes are an integral part of these financial statements.

128

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015 - (continued)
	Counter- party			(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
Reference Entity		Notional Amount (a)
CMBX.NA.AA.2	CSI	USD	688,277	(0.15%)	03/15/49	$218,209	$—	$220,231	$2,022
CMBX.NA.AA.2	CSI	USD	127,284	(0.15%)	03/15/49	39,297	—	40,728	1,431
CMBX.NA.AA.2	MSC	USD	117,856	(0.15%)	03/15/49	46,622	—	37,710	(8,912)
CMBX.NA.AA.2	BOA	USD	711,848	(0.15%)	03/15/49	269,838	—	227,773	(42,065)
CMBX.NA.AA.2	BOA	USD	857,989	(0.15%)	03/15/49	325,235	—	274,535	(50,700)
CMBX.NA.AA.2	JPM	USD	1,385,982	(0.15%)	03/15/49	521,034	—	443,480	(77,554)
CMBX.NA.AA.7	CSI	USD	820,000	(1.50%)	01/17/47	—	(7,488)	(2,796)	4,692
CMBX.NA.AA.7	MSC	USD	355,000	(1.50%)	01/17/47	—	(4,207)	(1,211)	2,996
CMBX.NA.AA.7	MSC	USD	515,000	(1.50%)	01/17/47	—	(4,463)	(1,756)	2,707
CMBX.NA.AA.7	CSI	USD	1,025,000	(1.50%)	01/17/47	—	(248)	(3,495)	(3,247)
CMBX.NA.AA.7	CSI	USD	625,000	(1.50%)	01/17/47	2,917	—	(2,131)	(5,048)
CMBX.NA.AA.7	CSI	USD	620,000	(1.50%)	01/17/47	3,368	—	(2,114)	(5,482)
CMBX.NA.AA.7	CSI	USD	810,000	(1.50%)	01/17/47	3,201	—	(2,762)	(5,963)
CMBX.NA.AJ.1	JPM	USD	310,000	(0.84%)	10/12/52	6,000	—	4,695	(1,305)
CMBX.NA.AJ.1	MSC	USD	390,000	(0.84%)	10/12/52	27,300	—	5,908	(21,392)
CMBX.NA.AJ.1	JPM	USD	735,000	(0.84%)	10/12/52	51,932	—	11,133	(40,799)
CMBX.NA.AJ.2	CSI	USD	877,630	(1.09%)	03/15/49	71,500	—	72,903	1,403
CMBX.NA.AJ.2	JPM	USD	292,543	(1.09%)	03/15/49	24,595	—	24,301	(294)
CMBX.NA.AJ.2	DEUT	USD	1,061,089	(1.09%)	03/15/49	94,909	—	88,143	(6,766)
CMBX.NA.AJ.3	GSC	USD	411,438	(1.47%)	12/13/49	79,807	—	75,596	(4,211)
CMBX.NA.AJ.4	GSC	USD	562,772	(0.96%)	02/17/51	95,330	—	102,862	7,532
CMBX.NA.AJ.4	GSC	USD	363,561	(0.96%)	02/17/51	61,113	—	66,451	5,338
CMBX.NA.AJ.4	GSC	USD	373,521	(0.96%)	02/17/51	64,424	—	68,272	3,848
CMBX.NA.AJ.4	CSI	USD	493,048	(0.96%)	02/17/51	86,276	—	90,118	3,842
CMBX.NA.AJ.4	MSC	USD	368,541	(0.96%)	02/17/51	63,859	—	67,361	3,502
CMBX.NA.AJ.4	GSC	USD	149,408	(0.96%)	02/17/51	27,645	—	27,309	(336)
CMBX.NA.AJ.4	CSI	USD	747,043	(0.96%)	02/17/51	138,265	—	136,543	(1,722)
CMBX.NA.AJ.4	CSI	USD	707,199	(0.96%)	02/17/51	132,609	—	129,260	(3,349)
CMBX.NA.AJ.4	CSI	USD	263,955	(0.96%)	02/17/51	52,054	—	48,245	(3,809)
CMBX.NA.AJ.4	MSC	USD	358,581	(0.96%)	02/17/51	71,572	—	65,540	(6,032)
CMBX.NA.AJ.4	MSC	USD	363,561	(0.96%)	02/17/51	72,561	—	66,451	(6,110)
CMBX.NA.AJ.4	DEUT	USD	891,471	(0.96%)	02/17/51	171,586	—	162,941	(8,645)
CMBX.NA.AJ.4	JPM	USD	1,429,343	(0.96%)	02/17/51	281,560	—	261,252	(20,308)
CMBX.NA.AJ.4	MSC	USD	966,175	(0.96%)	02/17/51	377,797	—	176,595	(201,202)
CMBX.NA.AM.2	JPM	USD	1,230,000	(0.50%)	03/15/49	8,997	—	5,517	(3,480)
CMBX.NA.AM.2	CSI	USD	1,545,000	(0.50%)	03/15/49	94,631	—	6,930	(87,701)
CMBX.NA.AM.2	MSC	USD	2,945,000	(0.50%)	03/15/49	145,354	—	13,209	(132,145)
CMBX.NA.AM.4	CSI	USD	185,000	(0.50%)	02/17/51	5,218	—	4,152	(1,066)
CMBX.NA.AM.4	MSC	USD	445,000	(0.50%)	02/17/51	44,837	—	9,987	(34,850)
CMBX.NA.AM.4	MSC	USD	230,000	(0.50%)	02/17/51	51,546	—	5,162	(46,384)
CMBX.NA.AS.6	CSI	USD	465,000	(1.00%)	05/11/63	3,824	—	(228)	(4,052)
CMBX.NA.AS.6	CSI	USD	1,700,000	(1.00%)	05/11/63	22,417	—	(837)	(23,254)
CMBX.NA.AS.7	CSI	USD	230,000	(1.00%)	01/17/47	3,693	—	1,559	(2,134)
CMBX.NA.AS.7	GSC	USD	725,000	(1.00%)	01/17/47	16,845	—	4,915	(11,930)
CMBX.NA.AS.7	CSI	USD	1,080,000	(1.00%)	01/17/47	25,198	—	7,322	(17,876)

Total						$6,179,569	$(32,328)	$4,856,015	$(1,291,226)

Sell protection:
CDX.EM.22	BNP	USD	499,500	1.00%	12/20/19	—	(57,681)	(53,256)	4,425
CMBX.BB.7	CSI	USD	930,000	5.00%	01/17/47	—	(14,368)	(8,123)	6,245
CMBX.NA.A.2	JPM	USD	117,541	0.25%	03/15/49	—	(76,370)	(74,829)	1,541
CMBX.NA.A.2	BOA	USD	429,632	0.25%	03/15/49	—	(245,101)	(273,423)	(28,322)
CMBX.NA.AAA.6	DEUT	USD	36,800,000	0.50%	05/11/63	—	(1,856,214)	(493,183)	1,363,031
CMBX.NA.AAA.6	JPM	USD	4,995,000	0.50%	05/11/63	—	(164,554)	(66,941)	97,613
CMBX.NA.AAA.6	DEUT	USD	4,265,000	0.50%	05/11/63	—	(103,958)	(57,158)	46,800
CMBX.NA.AAA.6	GSC	USD	6,665,000	0.50%	05/11/63	—	(130,855)	(89,322)	41,533
CMBX.NA.AAA.6	CSI	USD	3,830,000	0.50%	05/11/63	—	(85,848)	(51,328)	34,520
CMBX.NA.AAA.6	CSI	USD	4,060,000	0.50%	05/11/63	—	(81,454)	(54,411)	27,043

The accompanying notes are an integral part of these financial statements.

129

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015 - (continued)
	Counter- party			(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
Reference Entity		Notional Amount (a)
CMBX.NA.AAA.6	MSC	USD	2,324,000	0.50%	05/11/63	$—	$(50,762)	$(31,145)	$19,617
CMBX.NA.AAA.6	BOA	USD	825,000	0.50%	05/11/63	—	(21,559)	(11,056)	10,503
CMBX.NA.AAA.6	UBS	USD	885,000	0.50%	05/11/63	—	(19,955)	(11,860)	8,095
CMBX.NA.AAA.6	MSC	USD	1,780,000	0.50%	05/11/63	—	(26,101)	(23,107)	2,994
CMBX.NA.BB.6	CSI	USD	195,000	5.00%	10/17/57	—	(11,908)	(10,950)	958
CMBX.NA.BB.6	MSC	USD	3,355,000	5.00%	05/11/63	—	(214,867)	32,329	247,196
CMBX.NA.BB.6	BOA	USD	1,113,000	5.00%	05/11/63	—	(10,625)	10,726	21,351
CMBX.NA.BB.6	CSI	USD	1,795,000	5.00%	05/11/63	12,257	—	17,297	5,040
CMBX.NA.BB.7	GSC	USD	1,135,000	5.00%	01/17/47	—	(67,370)	(9,913)	57,457
CMBX.NA.BB.7	CSI	USD	490,000	5.00%	01/17/47	—	(24,224)	(4,279)	19,945
CMBX.NA.BB.7	CSI	USD	800,000	5.00%	01/17/47	—	(26,877)	(6,986)	19,891
CMBX.NA.BB.8	BOA	USD	535,000	5.00%	10/17/57	—	(38,666)	(30,042)	8,624
CMBX.NA.BB.8	CSI	USD	175,000	5.00%	10/17/57	—	(12,750)	(9,826)	2,924
CMBX.NA.BB.8	CSI	USD	225,000	5.00%	10/17/57	—	(14,240)	(12,634)	1,606
CMBX.NA.BB.8	GSC	USD	225,000	5.00%	10/17/57	—	(11,886)	(12,634)	(748)
CMBX.NA.BB.8	GSC	USD	450,000	5.00%	10/17/57	—	(24,110)	(25,331)	(1,221)
PrimeX.ARM.2	MSC	USD	116,545	4.58%	12/25/37	—	(8,553)	4,910	13,463
PrimeX.ARM.2	MSC	USD	1,067,309	4.58%	12/25/37	35,655	—	45,105	9,450
PrimeX.ARM.2	JPM	USD	323,382	4.58%	12/25/37	9,894	—	13,625	3,731

Total						$57,806	$(3,400,856)	$(1,297,745)	$2,045,305

Total traded indices						$6,237,375	$(3,433,184)	$3,558,270	$754,079

Credit default swaps on single-name issues:
Buy protection:
Brazil (Federative Republic of)	JPM	USD	270,000	(1.00%)/2.21%	12/20/19	$12,711	$—	$13,913	$1,202
Brazil (Federative Republic of)	GSC	USD	72,500	(1.00%)/2.21%	12/20/19	2,910	—	3,736	826
Russia (Federation of)	GSC	USD	100,000	(1.00%)/3.51%	12/20/19	20,129	—	10,338	(9,791)

Total						$35,750	$—	$27,987	$(7,763)

Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	GSC	USD	7,600,000	1.00%/0.33%	09/20/17	$—	$(528,523)	$130,370	$658,893
Citigroup, Inc.	GSC	USD	7,225,000	1.00%/0.41%	09/20/17	—	(470,447)	111,383	581,830
Goldman Sachs Group, Inc.	UBS	USD	3,625,000	1.00%/0.45%	09/20/17	—	(267,776)	51,513	319,289
Morgan Stanley	BCLY	USD	3,625,000	1.00%/0.45%	09/20/17	—	(405,954)	52,076	458,030
Penerbangan Malaysia Bhd	JPM	USD	405,000	1.00%/1.21%	06/20/20	—	(4,667)	(3,793)	874

Total						$—	$(1,677,367)	$341,549	$2,018,916

Total single-name issues						$35,750	$(1,677,367)	$369,536	$2,011,153

Total OTC contracts						$6,273,125	$(5,110,551)	$3,927,806	$2,765,232

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

130

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding April 30, 2015
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ITRAXX.EUR.23	EUR	4,432,000	(1.00%)	06/20/20	$(93,843)	$(105,312)	$(11,469)
ITRAXX.XOV.22	EUR	10,309,000	(5.00%)	12/20/19	(839,344)	(1,190,660)	(351,316)

Total					$(933,187)	$(1,295,972)	$(362,785)

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.24	USD	49,235,000	5.00%	06/20/20	$3,774,572	$3,783,521	$8,949
CDX.NA.IG.23	USD	19,445,500	1.00%	12/20/19	342,027	340,206	(1,821)
CDX.NA.IG.24	USD	670,000	1.00%	06/20/20	12,212	12,604	392
ITRAXX.XOV.23	EUR	1,240,000	5.00%	06/20/20	137,904	148,836	10,932

Total					$4,266,715	$4,285,167	$18,452

Total					$3,333,528	$2,989,195	$(344,333)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
JPM	3M KRW CD KSDA	2.05% Fixed	KRW	8,915,000	06/17/25	$—	$—	$(181)	$(181)
GSC	3M KRW CD KSDA	2.05% Fixed	KRW	49,610,000	06/17/25	—	—	(1,006)	(1,006)
DEUT	3.87% Fixed	3M NZD NZDBB	NZD	45,000	09/16/25	—	—	15	15
JPM	3.90% Fixed	3M NZD NZDBB	NZD	35,000	09/16/25	—	—	(43)	(43)
DEUT	2.28% Fixed	6M PLN WIBOR	PLN	70,000	06/17/25	—	—	206	206
GSC	2.29% Fixed	6M PLN WIBOR	PLN	70,000	06/17/25	—	—	189	189
DEUT	2.30% Fixed	6M PLN WIBOR	PLN	60,000	06/17/25	—	—	154	154
DEUT	1.46% Fixed	CPURNSA	USD	10,225,000	03/02/17	—	—	2,196	2,196
DEUT	1.48% Fixed	CPURNSA	USD	4,755,000	03/02/17	—	—	(664)	(664)
BCLY	1.53% Fixed	CPURNSA	USD	5,024,000	03/03/17	—	—	(4,828)	(4,828)
DEUT	1.98% Fixed	CPURNSA	USD	7,560,000	04/02/25	—	—	96,997	96,997

Total						$—	$—	$93,035	$93,035

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
GSC	0.87% Fixed	3M JPY LIBOR	JPY	11,810,000	09/16/25	$—	$—	$173	$173
GSC	2.34% Fixed	3M USD LIBOR	USD	585,000	06/15/26	—	(2,370)	3,297	5,667
GSC	3M USD LIBOR	1.62% Fixed	USD	2,755,000	06/15/18	4,152	—	3,673	(479)

Total						$4,152	$(2,370)	$7,143	$5,361

OTC Total Return Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
JPM Corp EMBI	JPM	USD	12,625,000	3M LIBOR - 1.25%	06/24/15	$—	$—	$(530,069)	$(530,069)

The accompanying notes are an integral part of these financial statements.

131

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/29/15	GSC	$877,106	$892,751	$15,645
AUD	Buy	05/29/15	BMO	82,712	82,955	243
AUD	Buy	05/29/15	GSC	18,903	18,961	58
AUD	Buy	05/29/15	JPM	18,947	18,961	14
AUD	Buy	05/29/15	CBA	19,963	19,751	(212)
AUD	Sell	05/29/15	BOA	41,554	41,082	472
AUD	Sell	05/29/15	BOA	15,811	15,801	10
AUD	Sell	05/29/15	GSC	175,421	178,550	(3,129)
BRL	Buy	05/05/15	GSC	223,811	221,984	(1,827)
BRL	Buy	05/05/15	UBS	623,661	598,031	(25,630)
BRL	Buy	06/02/15	GSC	1,813,946	1,851,988	38,042
BRL	Sell	05/05/15	UBS	223,811	221,984	1,827
BRL	Sell	05/05/15	GSC	213,546	221,984	(8,438)
BRL	Sell	05/05/15	UBS	352,874	376,048	(23,174)
BRL	Sell	06/02/15	UBS	617,770	592,177	25,593
CAD	Buy	05/29/15	TDB	253,650	255,180	1,530
CAD	Buy	05/29/15	BMO	252,868	254,351	1,483
CAD	Buy	05/29/15	BMO	33,012	33,140	128
CAD	Buy	06/17/15	RBC	839,119	832,437	(6,682)
CAD	Sell	06/17/15	TDB	796,776	832,437	(35,661)
CHF	Buy	05/29/15	JPM	18,701	19,314	613
CHF	Buy	05/29/15	JPM	9,315	9,657	342
CHF	Buy	05/29/15	JPM	9,321	9,657	336
CHF	Sell	05/29/15	JPM	25,969	26,824	(855)
CHF	Sell	05/29/15	UBS	125,722	129,830	(4,108)
CNH	Sell	05/29/15	HSBC	19,484	19,437	47
COP	Buy	06/17/15	SCB	268,712	294,682	25,970
COP	Buy	06/17/15	SSG	204,025	213,937	9,912
COP	Sell	06/17/15	BOA	136,452	150,344	(13,892)
COP	Sell	06/17/15	JPM	149,679	166,882	(17,203)
COP	Sell	06/17/15	JPM	193,681	213,938	(20,257)
COP	Sell	06/17/15	UBS	258,125	284,151	(26,026)
COP	Sell	06/17/15	SCB	3,914,094	4,343,086	(428,992)
CZK	Sell	06/17/15	BNP	597,126	605,839	(8,713)
EUR	Buy	05/04/15	DEUT	20,893	21,108	215
EUR	Buy	05/29/15	DEUT	8,595,502	8,887,428	291,926
EUR	Buy	05/29/15	JPM	26,886	28,083	1,197
EUR	Buy	05/29/15	CBK	27,858	28,082	224
EUR	Buy	05/29/15	SSG	33,628	33,698	70
EUR	Buy	06/17/15	RBS	7,628,316	8,086,265	457,949
EUR	Buy	06/17/15	NAB	7,652,122	8,087,389	435,267
EUR	Buy	06/17/15	BOA	1,602,710	1,634,780	32,070
EUR	Buy	06/17/15	BNP	1,251,695	1,280,859	29,164
EUR	Buy	06/17/15	BNP	598,801	606,723	7,922
EUR	Buy	06/17/15	DEUT	193,492	195,500	2,008
EUR	Sell	05/04/15	DEUT	193,345	195,337	(1,992)
EUR	Sell	05/29/15	JPM	9,661	10,110	(449)
EUR	Sell	05/29/15	JPM	9,657	10,110	(453)
EUR	Sell	05/29/15	DEUT	60,161	60,657	(496)
EUR	Sell	05/29/15	BMO	246,604	247,123	(519)
EUR	Sell	05/29/15	JPM	19,331	20,219	(888)
EUR	Sell	05/29/15	JPM	54,499	56,164	(1,665)
EUR	Sell	05/29/15	DEUT	12,779,182	13,213,197	(434,015)
EUR	Sell	06/17/15	UBS	145,662	150,557	(4,895)
EUR	Sell	06/17/15	SSG	154,309	162,916	(8,607)
EUR	Sell	06/17/15	BCLY	407,288	421,336	(14,048)
EUR	Sell	06/17/15	SSG	438,061	452,795	(14,734)
EUR	Sell	06/17/15	RBC	1,011,175	1,065,136	(53,961)

The accompanying notes are an integral part of these financial statements.

132

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
EUR	Sell	06/17/15	NAB	$1,354,377	$1,431,416	$(77,039)
EUR	Sell	06/17/15	RBS	1,349,291	1,430,293	(81,002)
EUR	Sell	06/17/15	MSC	3,741,969	3,859,431	(117,462)
EUR	Sell	06/17/15	BMO	3,736,126	3,865,049	(128,923)
EUR	Sell	06/17/15	BCLY	2,737,647	2,915,639	(177,992)
EUR	Sell	09/18/15	SSG	847,210	736,976	110,234
EUR	Sell	03/15/17	BOA	1,080,446	1,152,148	(71,702)
EUR	Sell	03/15/17	BOA	5,927,233	6,086,325	(159,092)
GBP	Buy	05/29/15	GSC	1,978,937	2,021,161	42,224
GBP	Buy	05/29/15	JPM	21,612	21,485	(127)
GBP	Buy	05/29/15	JPM	23,171	23,020	(151)
GBP	Buy	05/29/15	DEUT	60,261	59,852	(409)
GBP	Buy	05/29/15	MSC	95,991	95,150	(841)
GBP	Buy	06/17/15	RBS	2,018,130	2,056,201	38,071
GBP	Buy	06/17/15	BCLY	2,018,623	2,056,201	37,578
GBP	Sell	05/07/15	MSC	96,613	95,773	840
GBP	Sell	05/29/15	JPM	40,078	39,901	177
GBP	Sell	05/29/15	MSC	18,589	18,416	173
GBP	Sell	05/29/15	BOA	20,099	19,951	148
GBP	Sell	05/29/15	JPM	39,941	39,901	40
GBP	Sell	05/29/15	CBK	30,705	30,694	11
GBP	Sell	05/29/15	CBK	29,939	30,693	(754)
GBP	Sell	05/29/15	GSC	4,189,277	4,278,661	(89,384)
GBP	Sell	06/17/15	BOA	594,344	592,309	2,035
GBP	Sell	06/17/15	BCLY	192,824	196,414	(3,590)
GBP	Sell	06/17/15	RBS	191,271	194,879	(3,608)
HKD	Sell	03/03/16	GSC	561,631	561,945	(314)
IDR	Buy	06/17/15	DEUT	420,884	421,673	789
IDR	Sell	06/17/15	UBS	604,089	620,444	(16,355)
INR	Buy	05/29/15	HSBC	33,946	33,620	(326)
INR	Buy	06/17/15	BCLY	792,621	776,689	(15,932)
JPY	Buy	05/29/15	MSC	9,136,843	9,154,304	17,461
JPY	Buy	05/29/15	BMO	40,952	41,050	98
JPY	Buy	05/29/15	JPM	78,530	78,413	(117)
JPY	Buy	06/17/15	JPM	9,387,337	9,524,373	137,036
JPY	Buy	06/17/15	DEUT	9,388,268	9,524,374	136,106
JPY	Sell	05/29/15	CBA	19,777	19,687	90
JPY	Sell	05/29/15	JPM	78,503	78,413	90
JPY	Sell	06/17/15	BMO	3,734,467	3,723,103	11,364
JPY	Sell	06/17/15	MSC	3,730,522	3,721,427	9,095
KRW	Sell	05/29/15	SCB	19,576	19,660	(84)
KRW	Sell	05/29/15	HSBC	40,676	40,828	(152)
KZT	Sell	05/18/15	JPM	434,005	460,095	(26,090)
MXN	Buy	05/04/15	JPM	687,015	683,365	(3,650)
MXN	Buy	05/29/15	RBC	206,883	208,200	1,317
MXN	Buy	06/17/15	JPM	549,194	542,059	(7,135)
MXN	Buy	06/17/15	JPM	549,758	542,058	(7,700)
MXN	Buy	06/17/15	GSC	1,344,082	1,308,215	(35,867)
MXN	Sell	06/17/15	GSC	574,267	558,622	15,645
MXN	Sell	06/17/15	BOA	601,937	592,205	9,732
MXN	Sell	06/17/15	RBC	1,422,722	1,442,220	(19,498)
MXN	Sell	06/17/15	MSC	1,422,386	1,442,220	(19,834)
MYR	Buy	06/17/15	DEUT	316,216	327,112	10,896
MYR	Sell	05/29/15	UBS	284,245	287,850	(3,605)
NOK	Buy	05/29/15	JPM	35,575	37,154	1,579
NZD	Buy	05/29/15	NAB	21,196	21,309	113
PLN	Buy	05/29/15	BNP	88,103	91,578	3,475
PLN	Sell	05/29/15	BNP	10,679	11,100	(421)

The accompanying notes are an integral part of these financial statements.

133

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
RON	Buy	06/17/15	BNP	$1,115,977	$1,191,803	$75,826
RON	Sell	06/17/15	CBK	1,115,780	1,191,803	(76,023)
RSD	Buy	09/18/15	SSG	786,053	716,882	(69,171)
RUB	Buy	05/15/15	CSFB	586,586	577,478	(9,108)
RUB	Sell	05/15/15	JPM	574,309	577,478	(3,169)
SEK	Buy	05/29/15	SSG	264,219	274,599	10,380
SEK	Buy	05/29/15	BOA	20,428	20,411	(17)
SEK	Buy	05/29/15	BOA	14,441	14,408	(33)
SEK	Buy	05/29/15	MSC	20,504	20,412	(92)
SEK	Sell	05/29/15	JPM	22,746	22,573	173
SEK	Sell	05/29/15	JPM	20,277	20,172	105
SEK	Sell	05/29/15	SSG	123,733	128,594	(4,861)
SGD	Sell	05/29/15	UBS	178,833	182,021	(3,188)
TRY	Sell	06/17/15	JPM	527,536	520,072	7,464
TRY	Sell	06/17/15	JPM	694,620	690,479	4,141
TRY	Sell	06/17/15	JPM	477,467	486,876	(9,409)
UYU	Sell	06/17/15	HSBC	933,482	937,663	(4,181)
ZAR	Buy	05/29/15	JPM	85,110	87,412	2,302
ZAR	Buy	06/17/15	DEUT	773,071	761,373	(11,698)
ZAR	Sell	06/17/15	SSG	634,803	641,704	(6,901)
ZAR	Sell	06/17/15	BCLY	741,991	761,373	(19,382)

Total						$(380,825)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korea Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RON	New Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

134

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)
Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CME	Chicago Mercantile Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
EMBI	Emerging Markets Bond Index
MSCI	Morgan Stanley Capital International
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Index
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NZDBB	New Zealand Bank Bill
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
TBA	To Be Announced
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

135

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$63,298,003	$—	$63,298,003	$—
Corporate Bonds	115,257,856	—	115,257,856	—
Foreign Government Obligations	89,448,156	—	89,448,156	—
Municipal Bonds	4,128,957	—	4,128,957	—
Senior Floating Rate Interests	97,201,939	—	97,201,939	—
U.S. Government Agencies	104,931,001	—	104,931,001	—
U.S. Government Securities	4,083,316	—	4,083,316	—
Common Stocks	223,580	—	—	223,580
Preferred Stocks	526,894	526,894	—	—
Short-Term Investments	23,175,166	23,175,166	—	—
Purchased Options	151,703	—	151,703	—

Total	$502,426,571	$23,702,060	$478,500,931	$223,580

Foreign Currency Contracts (2)	$2,067,085	$—	$2,067,085	$—
Futures Contracts (2)	501,461	501,461	—	—
Swaps - Credit Default (2)	4,181,676	—	4,181,676	—
Swaps - Interest Rate (2)	105,597	—	105,597	—

Total	$6,855,819	$501,461	$6,354,358	$—

Liabilities
Foreign Currency Contracts (2)	$(2,447,910)	$—	$(2,447,910)	$—
Futures Contracts (2)	(498,085)	(498,085)	—	—
Swaps - Credit Default (2)	(1,760,777)	—	(1,760,777)	—
Swaps - Interest Rate (2)	(7,201)	—	(7,201)	—
Swaps - Total Return (2)	(530,069)	—	(530,069)	—
TBA Sale Commitments	(2,753,843)	—	(2,753,843)	—
Written Options	(531,938)	—	(531,938)	—

Total	$(8,529,823)	$(498,085)	$(8,031,738)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

136

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Corporate Bonds	Total
Beginning balance	$17,125,036	408,601	930,000	$18,463,637
Purchases	1,989,158	—	—	1,989,158
Sales	(5,685,682)	—	—	(5,685,682)
Accrued discounts/(premiums)	362,760	—	—	362,760
Total realized gain/(loss)	777,781	—	—	777,781
Net change in unrealized appreciation/depreciation	(760,152)	(185,021)	(930,000)	(1,875,173)
Transfers into Level 3 (1)	—	—	—	—
Transfers out of Level 3 (1)	(13,808,901)	—	—	(13,808,901)

Ending balance	$—	$223,580	$—	$223,580

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $(185,021).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

137

The Hartford Total Return Bond Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	72.9%
Aa / AA	7.4
A	11.4
Baa / BBB	17.3
Ba / BB	7.6
B	2.2
Caa / CCC or Lower	4.1
Not Rated	2.9
Non-Debt Securities and Other Short-Term Instruments	13.0
Other Assets & Liabilities	(38.8)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.1%

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	30.6%
Corporate Bonds	32.6
Foreign Government Obligations	2.7
Municipal Bonds	1.0
Senior Floating Rate Interests	5.1
U.S. Government Agencies	44.9
U.S. Government Securities	8.9

Total	125.8%

Short-Term Investments	12.9%
Purchased Options	0.0
Other Assets & Liabilities	(38.8)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

138

The Hartford Total Return Bond Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.6%
		Asset-Backed - Automobile - 2.1%
		AmeriCredit Automobile Receivables Trust
$	2,030,000	2.72%, 09/09/2019	$2,079,029
		CPS Automotive Trust
	749,220	1.54%, 07/16/2018 (1)	749,051
	533,019	1.82%, 12/16/2019 (1)	534,527
	90,796	5.01%, 06/17/2019 (1)	92,619
		Credit Acceptance Automotive Loan Trust
	2,380,000	1.21%, 10/15/2020 (1)	2,381,116
	1,595,000	1.50%, 04/15/2021 (1)	1,599,472
	2,075,000	1.55%, 10/15/2021 (1)	2,072,776
	4,100,000	1.88%, 03/15/2022 (1)	4,112,124
	805,000	2.21%, 09/15/2020 (1)	808,850
		First Investors Automotive Owner Trust
	1,175,000	1.49%, 01/15/2020 (1)	1,176,141
	3,440,000	1.67%, 11/16/2020 (1)	3,438,163
	605,000	1.81%, 10/15/2018 (1)	607,340
	930,000	2.39%, 11/16/2020 (1)	931,949
		Flagship Credit Auto Trust
	771,408	1.21%, 04/15/2019 (1)	770,024
		GM Financial Automobile Leasing Trust
	650,000	1.96%, 03/20/2018 (1)	652,479
		Prestige Auto Receivables Trust
	1,685,000	2.49%, 04/16/2018 (1)	1,703,222
		Santander Drive Automotive Receivables Trust
	2,610,000	1.55%, 10/15/2018	2,620,980
	980,000	1.82%, 05/15/2019	981,110
	4,500,000	1.83%, 01/15/2020	4,493,016
	715,000	2.25%, 06/17/2019	723,722
	2,415,000	2.36%, 04/15/2020	2,435,003
		Westlake Automobile Receivables Trust
	4,275,000	1.58%, 04/15/2020 (1)	4,285,743

			39,248,456

		Asset-Backed - Finance & Insurance - 12.5%
		American Money Management Corp
	4,200,000	1.73%, 07/27/2026 (1)(2)	4,188,660
		Apidos CDO
	1,510,000	2.13%, 07/15/2023 (1)(2)	1,508,188
		Apidos CLO
	2,935,000	1.73%, 01/19/2025 (1)(2)	2,925,315
	1,445,000	1.77%, 01/16/2027 (1)(2)	1,447,023
	4,775,000	1.77%, 04/17/2026 (1)(2)	4,778,820
		Ares CLO Ltd.
	3,692,633	1.13%, 04/20/2023 (1)(2)	3,678,231
	3,580,000	1.51%, 07/28/2025 (1)(2)	3,554,582
	4,460,000	1.80%, 04/17/2026 (1)(2)	4,467,136
		Atlas Senior Loan Fund Ltd.
	3,775,000	1.82%, 10/15/2026 (1)(2)	3,779,908
	1,905,000	1.83%, 07/16/2026 (1)(2)	1,908,239
		Atrium CDO
	3,420,000	2.43%, 10/23/2025 (1)(2)	3,455,568
		Atrium CDO Corp.
	1,740,000	2.01%, 11/16/2022 (1)(2)	1,723,992
		Avalon IV Capital Ltd.
	1,755,000	2.12%, 04/17/2023 (1)(2)	1,755,878
		Avery Point CLO Ltd.
	4,375,000	1.80%, 04/25/2026 (1)(2)	4,376,312

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.6% - (continued)
		Asset-Backed - Finance & Insurance - 12.5% - (continued)
		Babson CLO Ltd.
$	1,030,000	1.77%, 07/20/2025 (1)(2)	$1,031,236
		Cal Funding II Ltd.
	693,750	3.47%, 10/25/2027 (1)	697,489
		Carlyle Global Market Strategies
	4,630,000	1.74%, 04/27/2027 (1)(2)(3)	4,627,685
		Cent CLO 20 Ltd.
	3,995,000	1.76%, 01/25/2026 (1)(2)	3,999,395
		Cent CLO 23 Ltd.
	1,810,000	2.33%, 04/17/2026 (1)(2)	1,802,036
		Cent CLO Ltd.
	4,475,000	1.77%, 04/17/2026 (1)(2)	4,472,762
	2,865,000	1.77%, 07/27/2026 (1)(2)	2,867,292
		CIFC Funding Ltd.
	4,175,000	1.74%, 05/24/2026 (1)(2)	4,169,155
	4,745,000	1.78%, 04/18/2025 (1)(2)	4,742,627
	3,940,000	2.36%, 08/14/2024 (1)(2)	3,971,126
		Consumer Credit Origination Loan Trust
	1,254,129	2.82%, 03/15/2021 (1)	1,261,205
		Dryden Senior Loan Fund
	3,240,000	1.56%, 11/15/2023	3,240,000
	4,695,000	1.63%, 04/18/2026 (1)(2)	4,672,933
	3,970,000	1.70%, 07/15/2027	3,968,015
	4,800,000	1.76%, 07/15/2026 (1)(2)	4,803,840
		First Franklin Mortgage Loan Trust
	2,250,478	0.42%, 04/25/2036 (2)	1,453,717
		Flatiron CLO Ltd.
	1,015,000	2.17%, 07/17/2026 (1)(2)	1,007,895
		Ford Credit Floorplan Master Owner Trust A
	695,000	1.40%, 02/15/2019	697,266
		Gramercy Park CLO Ltd.
	4,250,000	1.57%, 07/17/2023 (1)(2)	4,266,150
		ING Investment Management CLO Ltd.
	2,300,000	1.47%, 03/14/2022 (1)(2)	2,300,000
	4,690,000	1.78%, 04/18/2026 (1)(2)	4,683,903
	1,565,000	2.09%, 03/14/2022 (1)(2)	1,565,783
		LCM Ltd.
	615,000	2.17%, 04/15/2022 (1)(2)	615,369
		Limerock CLO
	4,765,000	1.78%, 04/18/2026 (1)(2)	4,764,523
		Madison Park Funding Ltd.
	2,800,000	1.73%, 01/19/2025 (1)(2)	2,796,360
	4,525,000	1.78%, 07/20/2026 (1)(2)	4,522,737
	415,000	2.48%, 04/22/2022 (1)(2)	417,905
	3,370,000	2.61%, 01/27/2026 (1)(2)	3,415,495
		Magnetite CLO Ltd.
	3,890,000	1.70%, 07/25/2026 (1)(2)	3,882,998
	2,895,000	1.75%, 04/15/2026 (1)(2)	2,897,316
	3,170,000	1.82%, 04/15/2027 (1)(2)	3,176,340
	3,115,000	2.23%, 07/25/2026 (1)(2)	3,102,229
		Neuberger Berman CLO Ltd.
	3,795,000	1.72%, 08/04/2025 (1)(2)	3,788,169
	3,510,000	1.75%, 04/15/2026 (1)(2)	3,509,649
		Oaktree EIF II Ltd.
	4,495,000	1.91%, 02/15/2026 (1)(2)	4,503,091
		OCP CLO Ltd.
	4,015,000	1.80%, 04/17/2027 (1)(2)	4,008,977

The accompanying notes are an integral part of these financial statements.

139

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.6% - (continued)
		Asset-Backed - Finance & Insurance - 12.5% - (continued)
		Octagon Investment Partners Ltd.
$	2,385,000	1.39%, 07/17/2025 (1)(2)	$2,349,464
		OHA Credit Partners Ltd.
	1,395,000	1.75%, 07/20/2026 (1)(2)	1,395,558
		OHA Loan Funding Ltd.
	5,360,000	1.77%, 02/15/2027 (1)(2)	5,370,184
		OZLM Funding Ltd.
	4,470,000	1.73%, 04/30/2027	4,457,037
	4,595,000	1.82%, 04/17/2026 (1)(2)	4,596,838
		Race Point IX CLO Ltd.
	5,355,000	1.77%, 04/15/2027 (1)(2)	5,360,355
		SBA Tower Trust
	2,710,000	2.90%, 10/15/2044 (1)	2,735,146
		Seneca Park CLO Ltd.
	3,320,000	1.76%, 07/17/2026 (1)(2)	3,335,936
		Shackleton CLO Ltd.
	3,430,000	1.75%, 07/17/2026 (1)(2)	3,417,652
		Sound Point CLO Ltd.
	3,768,000	1.65%, 01/21/2026 (1)(2)	3,746,146
	4,385,000	1.79%, 04/15/2027 (1)(2)	4,371,845
		SpringCastle America Funding LLC
	3,523,557	2.70%, 05/25/2023 (1)	3,541,375
		Springleaf Funding Trust
	3,405,000	2.41%, 12/15/2022 (1)	3,410,308
		Symphony CLO L.P.
	4,090,000	2.00%, 01/09/2023 (1)(2)	4,089,591
		Symphony CLO Ltd.
	4,675,000	1.54%, 07/23/2023 (1)(2)	4,672,662
	3,950,000	1.75%, 07/14/2026 (1)(2)	3,965,405
		Thacher Park CLO Ltd.
	2,740,000	1.75%, 10/20/2026 (1)(2)	2,741,096
		Tremen Park Ltd.
	4,500,000	1.76%, 04/20/2027 (1)(2)	4,497,750
		Venture CLO Ltd.
	4,720,000	1.58%, 11/14/2022 (1)(2)(3)	4,717,640
		Voya CLO Ltd.
	1,500,000	1.73%, 07/17/2026 (1)(2)	1,499,250
	4,220,000	1.76%, 04/18/2027 (1)(2)	4,224,220
	1,505,000	2.38%, 04/18/2027 (1)(2)	1,512,224

			235,258,202

		Asset-Backed - Home Equity - 0.7%
		GSAA Home Equity Trust
	7,212,735	0.26%, 02/25/2037 (2)	3,883,726
	1,326,111	0.27%, 12/25/2036 (2)	645,574
	2,054,741	0.27%, 03/25/2037 (2)	1,111,847
	2,901,489	0.36%, 11/25/2036 (2)	1,574,551
	664,001	0.48%, 03/25/2036 (2)	474,953
	1,859,930	5.99%, 06/25/2036 (2)	1,077,867
		Morgan Stanley ABS Capital I
	342,271	0.33%, 06/25/2036 (2)	312,373
		Morgan Stanley Mortgage Loan Trust
	1,650,492	0.35%, 11/25/2036 (2)	798,936
		Renaissance Home Equity Loan Trust
	798,292	5.91%, 04/25/2037	455,087
		Soundview Home Loan Trust
	3,500,000	0.36%, 07/25/2037 (2)	2,187,790
	830,000	0.42%, 07/25/2036 (2)	521,271
	1,485,000	0.43%, 11/25/2036 (2)	1,023,449

			14,067,424

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.6% - (continued)
		Collateralized-Mortgage Obligations - 0.0%
		National Credit Union Administration
$	316,158	1.84%, 10/07/2020 (2)	$317,538

		Commercial Mortgage-Backed Securities - 11.4%
		Banc of America Commercial Mortgage Trust
	2,322,608	5.49%, 02/10/2051	2,468,691
	249,125	5.94%, 02/10/2051 (2)	269,288
		Banc of America Commercial Mortgage, Inc.
	1,236,084	5.33%, 09/10/2047 (2)	1,245,528
		Bear Stearns Commercial Mortgage Securities, Inc.
	758,725	5.29%, 10/12/2042 (2)	763,793
	510,000	5.29%, 10/12/2042	510,596
	1,284,450	5.33%, 02/11/2044	1,361,754
	3,352,648	5.41%, 12/11/2040 (2)	3,393,752
	478,551	5.47%, 01/12/2045 (2)	509,154
	1,045,007	5.54%, 10/12/2041	1,095,349
	3,690,907	5.69%, 06/11/2050 (2)	3,976,938
	346,543	5.76%, 04/12/2038 (2)	359,423
	3,105,000	5.90%, 06/11/2040 (2)	3,345,072
		Citigroup Commercial Mortgage Trust
	16,405,000	1.18%, 04/10/2048 (2)(4)	1,361,156
	15,243,419	1.30%, 07/10/2047 (2)(4)	1,167,051
	2,100,000	4.02%, 03/10/2047	2,299,704
	415,000	4.56%, 03/10/2047 (1)(2)	339,627
	305,000	5.06%, 03/10/2047 (1)(2)	300,879
	1,195,000	5.90%, 12/10/2049 (2)	1,287,940
	1,125,624	5.96%, 03/15/2049 (2)	1,160,079
	612,181	6.35%, 12/10/2049 (2)	667,226
		Citigroup/Deutsche Bank Commercial Mortgage Trust
	5,185,000	5.32%, 12/11/2049	5,443,592
	2,257,895	5.48%, 01/15/2046 (2)	2,292,806
		Cobalt CMBS Commercial Mortgage Trust
	1,588,885	5.22%, 08/15/2048	1,662,251
	575,000	5.25%, 08/15/2048	592,163
		Commercial Mortgage Loan Trust
	6,009,585	6.24%, 12/10/2049 (2)	6,397,095
		Commercial Mortgage Pass-Through Certificates
	8,398,077	2.42%, 07/10/2046 (1)(2)(4)	369,969
	1,160,158	2.85%, 10/15/2045	1,184,758
	2,255,000	3.96%, 03/10/2047	2,453,420
	1,425,000	4.02%, 07/10/2045	1,558,008
	2,350,000	4.05%, 04/10/2047	2,570,176
	735,000	4.75%, 10/15/2045 (1)(2)	581,113
	1,321,370	5.94%, 06/10/2046 (2)	1,363,737
		Commercial Mortgage Trust
	3,050,000	3.42%, 03/10/2031 (1)	3,180,570
	460,000	5.44%, 03/10/2039	484,290
	4,645,000	5.74%, 12/10/2049	4,993,152
	957,167	6.01%, 07/10/2038 (2)	988,995
		Community or Commercial Mortgage Trust
	1,630,000	4.01%, 04/10/2047	1,780,597
	2,060,000	4.38%, 07/10/2045 (2)	2,301,776
	630,000	4.73%, 10/15/2045 (1)(2)	522,238

The accompanying notes are an integral part of these financial statements.

140

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.6% - (continued)
		Commercial Mortgage-Backed Securities - 11.4% - (continued)
		Credit Suisse Commercial Mortgage Trust
$	1,948,002	5.89%, 06/15/2039 (2)	$2,082,991
	1,120,414	6.17%, 02/15/2041 (2)	1,224,020
		CS First Boston Mortgage Securities Corp.
	1,375,000	4.77%, 07/15/2037	1,374,270
	2,588,041	4.88%, 04/15/2037	2,590,570
		CSAIL Commercial Mortgage Trust
	1,530,000	1.12%, 04/15/2050 (2)(4)	106,079
		DBUBS Mortgage Trust
	11,054,146	1.54%, 11/10/2046 (1)(2)(4)	227,174
		Four Times Square Trust
	1,710,000	5.40%, 12/13/2028 (1)	1,952,085
		FREMF Mortgage Trust
	2,495,000	3.08%, 10/25/2047 (1)(2)	2,525,130
	2,710,000	5.41%, 09/25/2043 (1)(2)	3,039,812
		GE Business Loan Trust
	826,189	1.18%, 05/15/2034 (1)(2)	685,337
		GE Capital Commercial Mortgage Corp.
	950,244	5.49%, 11/10/2045 (2)	958,977
		GE Commercial Mortgage Corp. Series
	605,000	5.61%, 12/10/2049 (2)	633,842
		GMAC Commercial Mortgage Securities, Inc.
	1,747,920	5.24%, 11/10/2045 (2)	1,761,917
		GS Mortgage Securities Trust
	27,369,966	0.35%, 07/10/2046 (2)(4)	291,627
	5,194,785	1.83%, 08/10/2044 (1)(2)(4)	280,238
	2,010,000	2.95%, 11/05/2034 (1)	2,043,923
	635,000	3.58%, 06/10/2047	471,615
	695,000	3.67%, 04/10/2047 (1)	496,056
	1,920,000	3.68%, 04/10/2047	2,040,432
	3,305,000	3.86%, 06/10/2047	3,572,008
	2,090,000	4.00%, 04/10/2047	2,283,496
	1,310,000	5.03%, 04/10/2047 (1)(2)	1,274,733
		Hilton USA Trust
	3,260,000	2.66%, 11/05/2030	3,255,237
	502,587	2.92%, 11/05/2030 (1)(2)	502,587
		JP Morgan Chase Commercial Mortgage Securities Corp.
	2,740,000	4.17%, 12/15/2046	3,019,883
	730,000	4.57%, 12/15/2047 (1)(2)	671,318
	2,373,899	5.41%, 12/15/2044 (2)	2,392,667
	1,023,717	6.06%, 04/15/2045 (2)	1,054,379
	931,826	6.07%, 02/12/2051	1,013,754
		JP Morgan Chase Commercial Mortgage Securities Trust
	3,557,881	1.68%, 02/12/2051 (2)	3,500,613
	810,775	2.75%, 10/15/2045 (1)(2)	650,656
	1,435,000	2.83%, 10/15/2045	1,463,393
	1,305,000	3.91%, 05/05/2030 (1)	1,383,087
	625,001	4.82%, 10/15/2045 (1)(2)	633,134
	5,005,609	5.34%, 05/15/2047	5,227,672
	2,917,039	5.42%, 01/12/2043 (2)	2,932,438
	1,944,579	5.72%, 02/15/2051	2,063,967
	4,192,786	5.89%, 02/12/2049 (2)	4,494,436

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.6% - (continued)
		Commercial Mortgage-Backed Securities - 11.4% - (continued)
		JPMBB Commercial Mortgage Securities Trust
$	15,459,589	1.03%, 09/15/2047 (2)(4)	$768,001
	1,650,000	3.78%, 08/15/2047	1,763,084
	1,665,000	3.80%, 09/15/2047	1,779,993
	2,085,000	4.00%, 04/15/2047	2,271,733
	1,250,000	4.20%, 01/15/2047	1,385,336
		LB-UBS Commercial Mortgage Trust
	346,751	5.43%, 02/15/2040	366,252
	4,799,406	5.86%, 07/15/2040 (2)	5,029,163
	913,514	6.32%, 04/15/2041 (2)	998,893
		Lehman Brothers Small Balance Commercial
	168,625	0.16%, 09/25/2030 (1)	169,429
		Merrill Lynch Mortgage Investors Trust
	935,000	5.14%, 07/12/2038 (2)	938,362
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	4,087,381	5.38%, 08/12/2048	4,307,368
	1,040,000	5.42%, 08/12/2048	1,096,362
	2,185,000	5.70%, 09/12/2049	2,341,481
	2,886,953	5.81%, 06/12/2050 (2)	3,102,236
		Morgan Stanley BAML Trust
	9,705,471	1.32%, 12/15/2047 (2)(4)	709,878
	2,315,000	3.74%, 08/15/2047	2,471,172
	775,000	4.06%, 02/15/2047	848,096
		Morgan Stanley Bank of America Merrill Lynch Trust
	775,000	4.50%, 08/15/2045 (1)	610,276
		Morgan Stanley Capital I Trust
	42,311,490	1.06%, 09/15/2047 (1)(2)(4)	562,362
	2,605,000	3.47%, 08/11/2029 (1)	2,739,871
	860,000	5.36%, 07/15/2049 (1)(2)	788,040
	556,076	5.36%, 11/14/2042 (2)	558,507
	250,000	5.55%, 10/12/2052 (1)(2)	253,215
	175,000	5.55%, 10/12/2052 (1)(2)	175,971
	2,340,000	5.57%, 12/15/2044	2,496,462
	3,450,000	5.69%, 04/15/2049 (2)	3,679,435
	2,042,691	5.81%, 12/12/2049	2,211,305
	600,000	6.46%, 01/11/2043 (1)(2)	626,873
		Morgan Stanley Re-Remic Trust
	1,921,725	5.99%, 08/12/2045 (1)(2)	2,051,949
	1,549,332	5.99%, 08/15/2045 (1)(2)	1,651,208
		UBS-Barclays Commercial Mortgage Trust
	2,380,000	3.19%, 03/10/2046	2,461,648
	4,120,000	3.24%, 04/10/2046	4,276,754
	485,000	4.23%, 03/10/2046 (1)(2)	410,516
		Wachovia Bank Commercial Mortgage Trust
	601,717	5.31%, 11/15/2048	629,667
	1,025,000	5.66%, 03/15/2042 (1)(2)	1,022,740
		Wells Fargo Commercial Mortgage Trust
	13,115,000	1.22%, 05/15/2048 (2)(4)	1,082,683
	1,420,000	2.92%, 10/15/2045	1,459,083
	1,660,000	3.82%, 08/15/2050	1,780,514
	395,000	4.11%, 05/15/2048 (2)	362,718
	60,000	4.94%, 10/15/2045 (1)(2)	61,694

The accompanying notes are an integral part of these financial statements.

141

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.6% - (continued)
		Commercial Mortgage-Backed Securities - 11.4% - (continued)
		WF-RBS Commercial Mortgage Trust
$	1,180,233	2.92%, 08/15/2047	$1,227,551
	1,545,000	3.02%, 11/15/2047 (1)	1,098,855
	3,315,000	3.68%, 08/15/2047	3,533,061
	2,570,000	4.00%, 05/15/2047	2,800,760
	3,255,000	4.05%, 03/15/2047	3,565,397
	1,624,511	4.10%, 03/15/2047	1,788,440
	2,130,000	4.90%, 06/15/2044 (1)(2)	2,424,862
	345,000	5.00%, 06/15/2044 (1)(2)	327,763
	400,505	5.00%, 04/15/2045 (1)(2)	327,514
	960,000	5.75%, 04/15/2045 (1)(2)	1,037,362

			215,211,154

		Whole Loan Collateral CMO - 3.9%
		Adjustable Rate Mortgage Trust
	289,881	0.43%, 01/25/2036 (2)	243,254
	1,272,958	0.45%, 11/25/2035 (2)	1,159,880
	1,484,191	0.68%, 01/25/2036 (2)	1,282,311
		American Home Mortgage Assets Trust
	807,406	0.37%, 09/25/2046 (2)	602,363
	1,007,999	1.08%, 10/25/2046 (2)	716,681
		Banc of America Funding Corp.
	180,927	0.37%, 10/20/2036 (2)	135,376
	230,413	0.41%, 02/20/2047 (2)	199,854
	2,720,867	0.48%, 05/20/2047 (2)	2,242,571
	3,343,795	5.77%, 05/25/2037 (2)	2,958,523
	156,203	5.85%, 01/25/2037	125,311
		BCAP LLC Trust
	581,793	0.35%, 01/25/2037 (2)	461,186
	1,518,681	0.36%, 03/25/2037 (2)	1,288,437
		Bear Stearns Adjustable Rate Mortgage Trust
	1,575,652	2.41%, 10/25/2035 (2)	1,552,153
		Bear Stearns Alt-A Trust
	291,689	0.50%, 08/25/2036 (2)	218,645
	1,603,515	0.56%, 05/25/2036 (2)	1,318,482
	3,516,856	0.68%, 01/25/2036 (2)	2,771,230
		Bear Stearns Mortgage Funding Trust
	1,823,822	0.36%, 10/25/2036 (2)	1,420,763
		CHL Mortgage Pass-Through Trust
	1,477,008	0.52%, 03/25/2035 (2)	1,211,031
	703,172	2.42%, 06/20/2035 (2)	670,537
		Connecticut Avenue Securities Series
	335,000	2.78%, 05/25/2024 (2)	312,346
	1,400,000	3.08%, 07/25/2024 (2)	1,326,674
	1,900,000	3.18%, 07/25/2024 (2)	1,820,204
	850,000	5.08%, 11/25/2024 (2)	904,235
		Countrywide Alternative Loan Trust
	2,789,005	0.45%, 01/25/2036 (2)	2,479,512
	1,463,195	0.50%, 11/25/2035 (2)	1,198,479
	273,874	0.58%, 10/25/2036 (2)	196,403
	1,212,288	5.75%, 05/25/2036	1,077,462
	422,797	6.00%, 05/25/2036	364,419
	272,639	6.00%, 12/25/2036	213,495
		Countrywide Home Loans, Inc.
	2,598,773	2.55%, 09/25/2047 (2)	2,311,895
	1,011,012	2.70%, 04/20/2036 (2)	723,278
	1,454,177	4.76%, 11/20/2035 (2)	1,297,619
	1,902,459	5.75%, 08/25/2037	1,809,158

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.6% - (continued)
		Whole Loan Collateral CMO - 3.9% - (continued)
		CS First Boston Mortgage Securities Corp.
$	1,824,394	5.50%, 06/25/2035	$1,731,636
		Downey S & L Association Mortgage Loan Trust
	1,084,350	1.05%, 03/19/2046 (2)	833,110
		GMAC Mortgage Corp. Loan Trust
	1,438,527	2.94%, 09/19/2035 (2)	1,342,906
	209,477	2.98%, 04/19/2036 (2)	185,779
		GSR Mortgage Loan Trust
	308,366	0.68%, 11/25/2035 (2)	223,431
	5,105,356	2.71%, 01/25/2036 (2)	4,728,535
		HarborView Mortgage Loan Trust
	1,891,003	0.37%, 01/19/2038 (2)	1,595,672
	2,052,956	0.42%, 12/19/2036 (2)	1,451,871
	1,105,048	0.88%, 01/19/2035 (2)	769,233
		IndyMac Index Mortgage Loan Trust
	853,690	0.42%, 07/25/2035 (2)	741,386
	1,600,499	0.46%, 07/25/2035 (2)	1,332,398
	290,153	0.47%, 01/25/2036 (2)	201,513
	1,482,883	0.58%, 07/25/2046 (2)	828,284
	1,022,497	2.42%, 01/25/2036 (2)	944,162
	697,220	2.50%, 08/25/2035 (2)	555,892
		JP Morgan Mortgage Trust
	299,113	2.53%, 04/25/2037 (2)	267,015
	1,243,972	2.55%, 09/25/2035 (2)	1,185,646
	872,464	2.61%, 05/25/2036 (2)	774,423
		Lehman XS Trust
	1,106,994	0.39%, 07/25/2046 (2)	876,870
		Merrill Lynch Mortgage Investors Trust
	664,749	2.55%, 07/25/2035 (2)	538,591
		Morgan Stanley Mortgage Loan Trust
	1,945,240	2.76%, 05/25/2036 (2)	1,412,412
		Nomura Asset Acceptance Corp. Alternative Loan Trust
	258,979	3.47%, 06/25/2036 (2)	198,316
		RBSGC Mortgage Pass-Through Certificates
	3,564,235	6.25%, 01/25/2037	3,221,455
		Residential Accredit Loans, Inc.
	265,753	0.40%, 02/25/2046 (2)	126,154
	2,150,632	0.48%, 04/25/2036 (2)	1,540,197
	389,328	0.94%, 09/25/2046 (2)	263,340
	3,874,295	1.39%, 11/25/2037 (2)	2,473,675
		Residential Asset Securitization Trust
	986,545	0.63%, 03/25/2035 (2)	800,991
		Residential Funding Mortgage Securities, Inc.
	975,310	2.70%, 08/25/2035 (2)	772,939
		Sequoia Mortgage Trust
	397,110	2.49%, 07/20/2037 (2)	339,381
		Springleaf Mortgage Loan Trust
	2,860,171	3.52%, 12/25/2065 (1)(2)	2,914,932
		Structured Adjustable Rate Mortgage Loan Trust
	666,408	0.48%, 09/25/2034 (2)	586,811
		WaMu Mortgage Pass-Through Certificates Trust
	1,033,239	0.60%, 06/25/2044 (2)	955,916
	825,063	1.12%, 07/25/2046 (2)	684,641

The accompanying notes are an integral part of these financial statements.

142

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.6% - (continued)
		Whole Loan Collateral CMO - 3.9% - (continued)
$	402,742	2.20%, 11/25/2046 (2)	$363,000
		Wells Fargo Alternative Loan Trust
	4,420	6.25%, 11/25/2037	4,310

			74,380,590

		Whole Loan Collateral PAC - 0.0%
		Countrywide Alternative Loan Trust
	254,543	0.68%, 12/25/2035 (2)	182,583

		Total Asset & Commercial Mortgage Backed Securities (cost $569,831,169)	$578,665,947

CORPORATE BONDS - 32.6%
		Aerospace/Defense - 0.3%
		HLM
$	2,910,000	1.79%, 05/05/2027	$2,899,233
		Raytheon Co.
	1,225,000	3.13%, 10/15/2020	1,286,519
		Triumph Group, Inc.
	485,000	5.25%, 06/01/2022	480,150

			4,665,902

		Agriculture - 0.1%
		Altria Group, Inc.
	534,000	10.20%, 02/06/2039	927,393

		Apparel - 0.1%
		William Carter Co.
	1,375,000	5.25%, 08/15/2021	1,426,562

		Auto Manufacturers - 1.3%
		Daimler Finance NA LLC
	5,450,000	1.65%, 03/02/2018 (1)	5,483,992
		Ford Motor Credit Co. LLC
	5,755,000	1.46%, 03/27/2017	5,754,223
	430,000	4.21%, 04/15/2016	442,323
	1,370,000	4.25%, 02/03/2017	1,436,471
		General Motors Financial Co., Inc.
	1,900,000	2.40%, 04/10/2018	1,901,925
	3,400,000	3.50%, 07/10/2019	3,482,011
	3,640,000	4.75%, 08/15/2017	3,840,127
		Volkswagen Group of America Finance LLC
	2,715,000	1.60%, 11/20/2017 (1)	2,730,674

			25,071,746

		Auto Parts & Equipment - 0.0%
		ZF North America Capital, Inc.
	165,000	4.75%, 04/29/2025	165,413

		Beverages - 0.1%
		Anheuser-Busch InBev Worldwide, Inc.
	1,050,000	0.80%, 07/15/2015	1,050,894

		Biotechnology - 0.2%
		Celgene Corp.
	2,360,000	4.63%, 05/15/2044	2,416,425
		Gilead Sciences, Inc.
	1,385,000	3.50%, 02/01/2025	1,436,414

			3,852,839

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 32.6% - (continued)
		Chemicals - 0.4%
		CF Industries Holdings, Inc.
$	1,650,000	4.95%, 06/01/2043	$1,700,634
	3,165,000	5.15%, 03/15/2034	3,382,461
		Dow Chemical Co.
	1,500,000	8.55%, 05/15/2019	1,862,407

			6,945,502

		Coal - 0.0%
		Peabody Energy Corp.
	1,030,000	6.50%, 09/15/2020	638,600

		Commercial Banks - 10.7%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	3,200,000	7.00%, 02/19/2019 (5)(6)	3,682,948
$	2,400,000	9.00%, 05/09/2018 (5)(6)	2,595,000
		Banco do Brasil S.A.
	885,000	6.25%, 04/15/2024 (5)(6)	655,077
		Banco Santander S.A.
EUR	4,600,000	6.25%, 03/12/2019 (5)(6)	5,184,479
	700,000	6.25%, 09/11/2021 (5)(6)	783,363
		Bank of America Corp.
$	900,000	4.00%, 01/22/2025	892,031
	8,210,000	4.20%, 08/26/2024	8,294,235
	500,000	4.88%, 04/01/2044	544,609
		Bank of New York Mellon Corp.
	9,080,000	2.15%, 02/24/2020	9,115,430
		Barclays Bank plc
	6,900,000	6.05%, 12/04/2017 (1)	7,563,097
EUR	500,000	6.50%, 09/15/2019 (5)	570,956
$	600,000	7.75%, 04/10/2023	666,000
EUR	1,100,000	8.00%, 12/15/2020 (5)	1,358,797
$	1,605,000	8.25%, 12/15/2018 (5)	1,709,643
		BPCE S.A.
	2,380,000	2.50%, 12/10/2018	2,439,959
	2,780,000	5.15%, 07/21/2024 (1)	2,920,012
	1,900,000	5.70%, 10/22/2023 (1)	2,074,015
		Capital One Financial Corp.
	1,750,000	6.15%, 09/01/2016	1,856,382
		Capital One NA/Mclean
	7,075,000	1.65%, 02/05/2018	7,040,226
		CIT Group, Inc.
	40,000	5.00%, 05/15/2017	41,400
	1,329,000	5.50%, 02/15/2019 (1)	1,390,466
	485,000	6.63%, 04/01/2018 (1)	520,162
		Citigroup, Inc.
	4,050,000	1.85%, 11/24/2017	4,075,920
	975,000	2.50%, 09/26/2018	993,675
	2,425,000	4.30%, 11/20/2026	2,454,529
	1,835,000	6.13%, 08/25/2036	2,164,984
	3,450,000	6.68%, 09/13/2043	4,426,616
	683,000	8.50%, 05/22/2019	845,067
		Credit Agricole S.A.
	2,000,000	4.38%, 03/17/2025 (1)	1,978,256
EUR	1,440,000	6.50%, 06/23/2021 (5)(6)	1,692,860
$	845,000	6.63%, 09/23/2019 (1)(5)	853,840
		Credit Suisse Group AG
EUR	1,010,000	5.75%, 09/18/2025 (6)	1,310,200
$	955,000	6.25%, 12/18/2024 (1)(5)	945,450
	800,000	7.88%, 02/24/2041 (6)	847,000
		Deutsche Bank AG
	3,290,000	4.50%, 04/01/2025	3,221,443

The accompanying notes are an integral part of these financial statements.

143

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 32.6% - (continued)
		Commercial Banks - 10.7% - (continued)
		Export-Import Bank of India
$	950,000	2.75%, 08/12/2020 (6)	$939,227
	910,000	4.00%, 01/14/2023 (6)	930,954
		Goldman Sachs Group, Inc.
	360,000	1.44%, 04/23/2020	364,138
	1,725,000	2.38%, 01/22/2018	1,755,562
	1,900,000	2.60%, 04/23/2020	1,908,026
	2,696,000	6.00%, 06/15/2020	3,123,208
	1,410,000	6.25%, 02/01/2041	1,779,827
	1,700,000	6.45%, 05/01/2036	2,065,692
	3,515,000	6.75%, 10/01/2037	4,415,216
		HSBC Holdings plc
EUR	1,775,000	5.25%, 09/16/2022 (5)(6)	2,082,746
$	800,000	5.25%, 03/14/2044	889,335
	1,250,000	5.63%, 01/17/2020 (5)	1,278,125
	425,000	6.10%, 01/14/2042	552,141
	700,000	6.50%, 09/15/2037	879,864
	1,800,000	6.80%, 06/01/2038	2,362,189
		ING Bank N.V.
	3,585,000	1.80%, 03/16/2018 (1)	3,603,588
		ING Groep N.V.
	1,095,000	6.00%, 04/16/2020 (5)	1,090,209
	750,000	6.50%, 04/16/2025 (5)	745,781
		JP Morgan Chase & Co.
	645,000	2.60%, 01/15/2016	653,206
	755,000	3.38%, 05/01/2023	753,119
	2,800,000	4.35%, 08/15/2021	3,061,209
	500,000	4.63%, 05/10/2021	554,054
	2,170,000	4.85%, 02/01/2044	2,407,600
	415,000	5.60%, 07/15/2041	497,009
	4,305,000	5.63%, 08/16/2043	5,021,051
	2,745,000	6.00%, 01/15/2018	3,058,443
		KBC Groep N.V.
EUR	630,000	5.63%, 03/19/2019 (5)(6)	710,048
		Lloyds Banking Group plc
	2,860,000	6.38%, 06/27/2020 (5)(6)	3,420,654
GBP	915,000	7.00%, 06/27/2019 (5)(6)	1,437,924
		Merrill Lynch & Co., Inc.
$	1,316,000	5.70%, 05/02/2017	1,414,408
	6,420,000	6.05%, 05/16/2016	6,724,956
	2,235,000	7.75%, 05/14/2038	3,094,628
		Morgan Stanley
	1,975,000	2.13%, 04/25/2018	1,990,990
	1,175,000	2.50%, 01/24/2019	1,191,812
	2,315,000	3.95%, 04/23/2027	2,272,538
	2,720,000	4.30%, 01/27/2045	2,674,666
	1,410,000	4.35%, 09/08/2026	1,436,408
	2,275,000	4.88%, 11/01/2022	2,464,562
	4,950,000	5.55%, 04/27/2017	5,337,902
	505,000	7.30%, 05/13/2019	599,704
		PNC Bank NA
	813,000	6.88%, 04/01/2018	928,858
		Royal Bank of Scotland Group plc
	1,695,000	5.13%, 05/28/2024	1,750,669
	1,665,000	6.13%, 12/15/2022	1,847,168
		Societe Generale S.A.
	1,160,000	6.00%, 01/27/2020 (1)(5)	1,105,596
EUR	1,545,000	6.75%, 04/07/2021 (5)(6)	1,789,623
$	3,740,000	8.25%, 11/29/2018 (5)(6)	3,973,750

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 32.6% - (continued)
		Commercial Banks - 10.7% - (continued)
		Standard Chartered plc
$	2,250,000	6.50%, 04/02/2020 (1)(5)	$2,273,404
		Sumitomo Mitsui Financial Group, Inc.
	1,645,000	4.44%, 04/02/2024 (1)	1,749,502
		SunTrust Banks, Inc.
	3,080,000	3.50%, 01/20/2017	3,194,253
		UBS AG
	680,000	7.63%, 08/17/2022	817,169
		UBS Group AG
	425,000	7.13%, 02/19/2020 (5)(6)	442,433
		UniCredit S.p.A.
	720,000	8.00%, 06/03/2024 (5)(6)	735,840
		Wells Fargo & Co.
	3,070,000	3.00%, 02/19/2025	3,027,339
	1,740,000	3.45%, 02/13/2023	1,773,170
	2,690,000	4.10%, 06/03/2026	2,788,029
	1,975,000	4.13%, 08/15/2023	2,100,075
	120,000	4.65%, 11/04/2044	122,514
	50,000	5.38%, 11/02/2043	56,631
	1,460,000	5.61%, 01/15/2044	1,698,879

			201,425,748

		Commercial Services - 0.1%
		Cardtronics, Inc.
	695,000	5.13%, 08/01/2022 (1)	689,787
		Sotheby’s
	910,000	5.25%, 10/01/2022 (1)	907,725
		United Rentals North America, Inc.
	230,000	4.63%, 07/15/2023	233,165
	290,000	5.50%, 07/15/2025	293,785

			2,124,462

		Construction Materials - 0.1%
		Building Materials Corp. of America
	665,000	5.38%, 11/15/2024 (1)	681,625
		Cemex S.A.B. de C.V.
EUR	425,000	4.38%, 03/05/2023 (1)	476,209
		Norbord, Inc.
$	500,000	6.25%, 04/15/2023 (1)	505,625
		USG Corp.
	15,000	5.50%, 03/01/2025 (1)	15,750

			1,679,209

		Diversified Financial Services - 1.2%
		Aircastle Ltd.
	125,000	5.50%, 02/15/2022	133,438
		American Express Co.
	1,175,000	3.63%, 12/05/2024	1,190,016
		Bear Stearns & Co., Inc.
	1,905,000	5.55%, 01/22/2017	2,035,755
		General Electric Capital Corp.
	7,000,000	0.55%, 01/09/2017 (2)	7,018,368
	1,800,000	5.30%, 02/11/2021	2,084,459
	530,000	5.88%, 01/14/2038	688,471
	1,700,000	6.25%, 12/15/2022 (2)(5)	1,912,500
	815,000	6.88%, 01/10/2039	1,180,943
		Intercorp Peru Ltd.
	940,000	5.88%, 02/12/2025 (1)	949,400
		International Lease Finance Corp.
	2,105,000	5.88%, 04/01/2019	2,289,187
	1,025,000	6.75%, 09/01/2016 (1)	1,083,938

The accompanying notes are an integral part of these financial statements.

144

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 32.6% - (continued)
		Diversified Financial Services - 1.2% - (continued)
		Navient Corp.
$	630,000	5.50%, 01/15/2019	$640,395
	395,000	7.25%, 01/25/2022	418,700
	945,000	8.45%, 06/15/2018	1,054,337

			22,679,907

		Electric - 0.7%
		AES Corp.
	195,000	5.50%, 03/15/2024	195,000
		Alabama Power Co.
	3,100,000	2.80%, 04/01/2025	3,095,769
		Consolidated Edison Co. of New York, Inc.
	1,270,000	3.30%, 12/01/2024	1,316,944
		DPL, Inc.
	295,000	7.25%, 10/15/2021	318,600
		Duke Energy Carolinas LLC
	1,465,000	4.25%, 12/15/2041	1,583,508
		Duke Energy Florida, Inc.
	750,000	5.65%, 06/15/2018	847,031
		Duke Energy Progress, Inc.
	1,910,000	4.38%, 03/30/2044	2,099,491
		EDP Finance B.V.
	360,000	5.25%, 01/14/2021 (1)	387,644
		Empresa Electrica Angamos S.A.
	575,000	4.88%, 05/25/2029 (1)	581,469
		Eskom Holdings Ltd.
	1,195,000	5.75%, 01/26/2021 (1)	1,190,220
		Pacific Gas & Electric Co.
	725,000	3.75%, 02/15/2024	770,365
	675,000	8.25%, 10/15/2018	820,612

			13,206,653

		Electrical Components & Equipment - 0.0%
		EnerSys
	465,000	5.00%, 04/30/2023 (1)	470,812

		Engineering & Construction - 0.3%
		SBA Tower Trust
	2,400,000	2.93%, 12/15/2042 (1)	2,440,512
	3,435,000	3.60%, 04/15/2043 (1)	3,430,761

			5,871,273

		Environmental Control - 0.1%
		Clean Harbors, Inc.
	150,000	5.13%, 06/01/2021	153,000
	605,000	5.25%, 08/01/2020	623,150
		Waste Management, Inc.
	1,640,000	3.13%, 03/01/2025	1,637,078

			2,413,228

		Food - 0.2%
		JM Smucker Co.
	690,000	2.50%, 03/15/2020 (1)	694,636
		Marfrig Holding Europe B.V.
	2,150,000	6.88%, 06/24/2019 (6)	1,913,500
		Minerva Luxembourg S.A.
	750,000	7.75%, 01/31/2023 (1)	748,125

			3,356,261

		Forest Products & Paper - 0.0%
		Cascades, Inc.
	165,000	5.50%, 07/15/2022 (1)	167,062

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 32.6% - (continued)
		Forest Products & Paper - 0.0% - (continued)
		Clearwater Paper Corp.
$	700,000	5.38%, 02/01/2025 (1)	$712,250

			879,312

		Gas - 0.1%
		CenterPoint Energy, Inc.
	1,700,000	6.85%, 06/01/2015	1,707,647
		Southern Star Central Corp.
	75,000	5.13%, 07/15/2022 (1)	78,000

			1,785,647

		Healthcare-Products - 0.7%
		Medtronic, Inc.
	2,900,000	2.50%, 03/15/2020 (1)	2,961,042
	2,585,000	3.15%, 03/15/2022 (1)	2,670,186
	1,995,000	4.38%, 03/15/2035 (1)	2,107,835
	1,265,000	4.63%, 03/15/2045 (1)	1,362,562
		Zimmer Holdings, Inc.
	3,645,000	1.45%, 04/01/2017	3,655,370

			12,756,995

		Healthcare-Services - 0.9%
		Anthem, Inc.
	4,575,000	3.50%, 08/15/2024	4,679,731
	1,300,000	4.63%, 05/15/2042	1,360,577
		Community Health Systems, Inc.
	350,000	5.13%, 08/01/2021	362,250
		HCA, Inc.
	1,485,000	6.50%, 02/15/2020	1,692,900
	1,336,000	7.50%, 11/15/2095	1,302,600
		Laboratory Corp. of America Holdings
	1,155,000	3.20%, 02/01/2022	1,163,631
		Roche Holdings, Inc.
	2,580,000	3.35%, 09/30/2024 (1)	2,694,766
		Tenet Healthcare Corp.
	1,575,000	6.00%, 10/01/2020	1,681,313
		UnitedHealth Group, Inc.
	2,145,000	1.40%, 10/15/2017	2,164,728
		Wellcare Health Plans, Inc.
	295,000	5.75%, 11/15/2020	312,700

			17,415,196

		Holding Companies-Diversified - 0.3%
		Hutchison Whampoa Europe Finance Ltd.
EUR	1,535,000	3.75%, 05/10/2018 (5)(6)	1,770,283
		Hutchison Whampoa International Ltd.
$	325,000	1.63%, 10/31/2017 (1)	323,796
	4,025,000	2.00%, 11/08/2017 (1)	4,048,796

			6,142,875

		Home Builders - 0.1%
		Lennar Corp.
	910,000	4.50%, 06/15/2019	937,300
		Ryland Group, Inc.
	850,000	5.38%, 10/01/2022	864,875

			1,802,175

		Insurance - 0.6%
		American International Group, Inc.
	380,000	4.50%, 07/16/2044	393,353

The accompanying notes are an integral part of these financial statements.

145

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 32.6% - (continued)
		Insurance - 0.6% - (continued)
		Marsh & McLennan Cos., Inc.
$	635,000	2.55%, 10/15/2018	$651,749
	1,535,000	3.50%, 03/10/2025	1,572,681
		Massachusetts Mutual Life Insurance Co.
	1,497,000	8.88%, 06/01/2039 (1)	2,364,844
		MetLife, Inc.
	1,850,000	1.76%, 12/15/2017	1,873,386
		Nationwide Mutual Insurance Co.
	2,455,000	9.38%, 08/15/2039 (1)	3,849,148
		Pacific Life Insurance Co.
	215,000	9.25%, 06/15/2039 (1)	329,791

			11,034,952

		Internet - 0.0%
		Alibaba Group Holding Ltd.
	200,000	3.60%, 11/28/2024 (6)	199,102
		Equinix, Inc.
	560,000	4.88%, 04/01/2020	578,200
	95,000	5.38%, 04/01/2023	98,087

			875,389

		Iron/Steel - 0.2%
		Glencore Funding LLC
	1,735,000	1.70%, 05/27/2016 (1)	1,740,712
		Steel Dynamics, Inc.
	300,000	5.13%, 10/01/2021 (1)	306,750
	325,000	5.50%, 10/01/2024 (1)	335,562
		United States Steel Corp.
	550,000	7.38%, 04/01/2020	574,750

			2,957,774

		IT Services - 0.4%
		Apple, Inc.
	3,335,000	2.50%, 02/09/2025	3,228,907
	3,955,000	3.45%, 02/09/2045	3,536,676

			6,765,583

		Machinery - Contruction & Mining - 0.0%
		Oshkosh Corp.
	255,000	5.38%, 03/01/2025 (1)	264,563

		Machinery-Diversified - 0.1%
		Case New Holland Industrial, Inc.
	995,000	7.88%, 12/01/2017	1,096,987

		Media - 1.9%
		21st Century Fox America, Inc.
	2,400,000	6.15%, 03/01/2037	2,942,510
	750,000	6.20%, 12/15/2034	932,822
	1,028,000	8.00%, 10/17/2016	1,130,094
		CCO Holdings LLC
	35,000	5.13%, 02/15/2023	34,596
	30,000	5.25%, 09/30/2022	29,978
	170,000	5.75%, 09/01/2023	171,700
		Comcast Corp.
	1,740,000	4.75%, 03/01/2044	1,906,492
	425,000	5.70%, 07/01/2019	489,545
		Cox Communications, Inc.
	20,000	2.95%, 06/30/2023 (1)	19,307
	1,750,000	3.85%, 02/01/2025 (1)	1,772,718
		DIRECTV Holdings LLC
	1,750,000	3.95%, 01/15/2025	1,779,528

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 32.6% - (continued)
		Media - 1.9% - (continued)
$	1,420,000	5.00%, 03/01/2021	$1,571,210
		DISH DBS Corp.
	365,000	5.88%, 11/15/2024	359,525
	1,200,000	7.88%, 09/01/2019	1,354,500
		Gannett Co., Inc.
	1,670,000	5.13%, 10/15/2019	1,759,762
		Liberty Interactive LLC
	845,000	8.25%, 02/01/2030	935,837
		NBC Universal Media LLC
	1,379,000	5.95%, 04/01/2041	1,730,888
		Numericable-SFR SAS
	280,000	4.88%, 05/15/2019 (1)	282,450
		Sky plc
	2,590,000	2.63%, 09/16/2019 (1)	2,625,511
	1,870,000	3.13%, 11/26/2022 (1)	1,851,223
		Time Warner Cable, Inc.
	1,175,000	4.50%, 09/15/2042	999,313
	165,000	5.88%, 11/15/2040	162,516
	125,000	6.75%, 06/15/2039	131,505
	150,000	7.30%, 07/01/2038	166,157
	2,145,000	8.75%, 02/14/2019	2,532,082
		Time Warner Entertainment Co., L.P.
	80,000	8.38%, 03/15/2023	98,150
	3,190,000	8.38%, 07/15/2033	3,864,656
		Time Warner, Inc.
	1,650,000	5.88%, 11/15/2016	1,770,392
	1,445,000	6.10%, 07/15/2040	1,761,147
	1,100,000	6.50%, 11/15/2036	1,387,030

			36,553,144

		Mining - 0.3%
		FMG Resources August 2006 Pty Ltd.
	645,000	6.88%, 04/01/2022 (1)	488,588
		Freeport-McMoRan, Inc.
	2,850,000	4.00%, 11/14/2021	2,817,308
	55,000	5.40%, 11/14/2034	49,478
	225,000	5.45%, 03/15/2043	196,812
		Southern Copper Corp.
	705,000	5.25%, 11/08/2042	648,121
	1,235,000	5.88%, 04/23/2045	1,214,375
		Vedanta Resources plc
	1,040,000	6.00%, 01/31/2019 (6)	980,200

			6,394,882

		Oil & Gas - 2.3%
		Anadarko Petroleum Corp.
	650,000	3.45%, 07/15/2024	659,720
	1,345,000	6.38%, 09/15/2017	1,494,588
		Antero Resources Corp.
	220,000	5.63%, 06/01/2023 (1)	224,675
		BP Capital Markets plc
	5,080,000	1.67%, 02/13/2018	5,115,784
	1,240,000	2.52%, 01/15/2020	1,268,363
		Cenovus Energy, Inc.
	1,490,000	5.20%, 09/15/2043	1,502,911
		CNPC General Capital
	3,700,000	1.45%, 04/16/2016 (1)	3,702,002
		ConocoPhillips Co.
	1,745,000	3.35%, 11/15/2024	1,780,558
		Continental Resources, Inc.
	740,000	5.00%, 09/15/2022	751,100

The accompanying notes are an integral part of these financial statements.

146

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 32.6% - (continued)
		Oil & Gas - 2.3% - (continued)
		Ecopetrol S.A.
$	1,930,000	5.88%, 05/28/2045	$1,850,387
		EnCana Corp.
	2,655,000	6.50%, 05/15/2019	3,044,388
		Harvest Operations Corp.
	736,000	6.88%, 10/01/2017	679,880
		Hess Corp.
	635,000	5.60%, 02/15/2041	705,525
		Kerr-McGee Corp.
	1,945,000	6.95%, 07/01/2024	2,437,879
		Lukoil International Finance B.V.
	3,300,000	3.42%, 04/24/2018 (1)	3,106,950
		Nexen Energy
	485,000	7.50%, 07/30/2039	684,578
		Nexen Energy ULC
	230,000	5.88%, 03/10/2035	264,592
	1,225,000	6.40%, 05/15/2037	1,502,907
		Pemex Project Funding Master Trust
	2,350,000	6.63%, 06/15/2035	2,648,450
		Petrobras Global Finance B.V.
GBP	975,000	5.38%, 10/01/2029	1,295,068
		Petroleos Mexicanos
$	235,000	3.50%, 07/23/2020 (1)	240,287
MXN	40,000,000	7.47%, 11/12/2026	2,501,421
		Pioneer Natural Resources Co.
$	290,000	6.65%, 03/15/2017	316,921
		QEP Resources, Inc.
	20,000	5.38%, 10/01/2022	20,250
	25,000	6.80%, 03/01/2020	26,313
		Statoil ASA
	300,000	3.70%, 03/01/2024	320,100
	1,855,000	3.95%, 05/15/2043	1,867,328
		Tesoro Corp.
	105,000	5.13%, 04/01/2024	107,625
		Valero Energy Corp.
	1,911,000	9.38%, 03/15/2019	2,388,179
		WPX Energy, Inc.
	95,000	5.25%, 09/15/2024	87,637

			42,596,366

		Oil & Gas Services - 0.1%
		Plains Exploration & Production Co.
	775,000	6.63%, 05/01/2021	819,562
	713,000	6.88%, 02/15/2023	766,475

			1,586,037

		Packaging & Containers - 0.0%
		Graphic Packaging International, Inc.
	535,000	4.88%, 11/15/2022	553,725

		Pharmaceuticals - 1.7%
		Actavis Funding SCS
	7,150,000	2.35%, 03/12/2018	7,236,115
	6,150,000	3.00%, 03/12/2020	6,254,734
	3,905,000	3.80%, 03/15/2025	3,947,080
	145,000	4.75%, 03/15/2045	146,586
		Bayer US Finance LLC
	2,725,000	3.00%, 10/08/2021 (1)	2,811,489
		Cardinal Health, Inc.
	3,560,000	3.50%, 11/15/2024	3,637,786
		EMD Finance LLC
	2,240,000	2.95%, 03/19/2022 (1)	2,272,679

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 32.6% - (continued)
		Pharmaceuticals - 1.7% - (continued)
		Merck & Co., Inc.
$	5,405,000	0.63%, 02/10/2020 (2)	$5,436,738
		Perrigo Co. Ltd.
	1,125,000	1.30%, 11/08/2016	1,123,026

			32,866,233

		Pipelines - 1.2%
		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp.
	210,000	6.25%, 04/01/2023 (1)	219,450
		DCP Midstream Operating L.P.
	110,000	4.95%, 04/01/2022	109,374
	100,000	5.60%, 04/01/2044	86,693
		Energy Transfer Equity L.P.
	3,975,000	5.95%, 10/01/2043	4,308,848
	1,138,000	7.50%, 10/15/2020	1,280,250
		Kinder Morgan Energy Partners L.P.
	2,070,000	5.50%, 03/01/2044	2,081,484
		Kinder Morgan, Inc.
	665,000	3.05%, 12/01/2019	671,612
	1,460,000	4.30%, 06/01/2025	1,480,374
	2,500,000	5.05%, 02/15/2046	2,372,583
		MarkWest Energy Partners L.P.
	235,000	4.88%, 12/01/2024	243,084
	235,000	6.75%, 11/01/2020	245,575
		Sunoco Logistics Partners Operations L.P.
	1,355,000	4.25%, 04/01/2024	1,390,481
		Tesoro Logistics L.P.
	320,000	5.50%, 10/15/2019 (1)	338,400
	480,000	6.25%, 10/15/2022 (1)	509,400
		Williams Partners L.P.
	4,275,000	3.60%, 03/15/2022	4,278,129
	1,000,000	3.90%, 01/15/2025	985,199
	2,200,000	4.30%, 03/04/2024	2,246,578

			22,847,514

		Real Estate - 0.6%
		Falls at Highpoint
	4,220,000	2.97%, 07/01/2030	4,223,627
		ProLogis L.P.
	4,260,000	3.35%, 02/01/2021	4,408,593
		West Oaks - Morgan Communities
	3,225,000	2.97%, 06/01/2027	3,273,375

			11,905,595

		Real Estate Investment Trusts - 1.3%
		American Tower Corp.
	2,160,000	3.40%, 02/15/2019	2,238,093
	1,125,000	4.50%, 01/15/2018	1,203,786
		Brandywine Operating Partnership L.P.
	2,400,000	3.95%, 02/15/2023	2,426,354
		Duke Realty L.P.
	1,625,000	3.63%, 04/15/2023	1,652,258
	780,000	3.75%, 12/01/2024	798,157
		HCP, Inc.
	1,605,000	4.25%, 11/15/2023	1,673,792
		Health Care REIT, Inc.
	2,950,000	4.50%, 01/15/2024	3,155,234
		Kimco Realty Corp.
	2,975,000	3.13%, 06/01/2023	2,939,184

The accompanying notes are an integral part of these financial statements.

147

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount				Market Value*
CORPORATE BONDS - 32.6% - (continued)
			Real Estate Investment Trusts - 1.3% - (continued)
			Liberty Property L.P.
$		950,000	3.38%, 06/15/2023	$935,986
		860,000	4.13%, 06/15/2022	894,355
			Realty Income Corp.
		1,865,000	3.25%, 10/15/2022	1,861,815
			UDR, Inc.
		785,000	3.70%, 10/01/2020	826,703
			Ventas Realty L.P.
		1,520,000	2.70%, 04/01/2020	1,536,454
		1,875,000	3.25%, 08/15/2022	1,870,800

				24,012,971

			Retail - 0.5%
			CVS Health Corp.
		3,072,823	8.35%, 07/10/2031 (1)	4,172,915
			Family Tree Escrow LLC
		270,000	5.75%, 03/01/2023 (1)	283,500
			Group 1 Automotive, Inc.
		640,000	5.00%, 06/01/2022 (1)	643,200
			Home Depot, Inc.
		260,000	4.20%, 04/01/2043	275,057
		1,670,000	4.40%, 04/01/2021	1,885,458
			Wal-Mart Stores, Inc.
		1,400,000	4.30%, 04/22/2044	1,508,173

				8,768,303

			Savings & Loans - 0.2%
			Nationwide Building Society
		710,000	2.35%, 01/21/2020 (1)	711,890
	GBP	2,480,000	6.88%, 06/20/2019 (5)(6)	3,825,833

				4,537,723

			Semiconductors - 0.1%
			Sensata Technologies B.V.
	$	255,000	5.00%, 10/01/2025 (1)	263,287
			TSMC Global Ltd.
		2,265,000	1.63%, 04/03/2018 (1)	2,240,212

				2,503,499

			Software - 0.6%
			Activision Blizzard, Inc.
		1,570,000	5.63%, 09/15/2021 (1)	1,677,937
			Audatex North America, Inc.
		825,000	6.00%, 06/15/2021 (1)	852,068
		40,000	6.13%, 11/01/2023 (1)	41,700
			First Data Corp.
		112,000	6.75%, 11/01/2020 (1)	119,280
			Microsoft Corp.
		2,735,000	2.38%, 02/12/2022	2,730,222
			Open Text Corp.
		170,000	5.63%, 01/15/2023 (1)	176,375
			Oracle Corp.
		4,900,000	2.50%, 05/15/2022	4,869,983

				10,467,565

			Telecommunications - 1.8%
			America Movil S.A.B. de C.V.
	MXN	27,100,000	7.13%, 12/09/2024	1,749,789
			AT&T, Inc.
	$	1,420,000	2.45%, 06/30/2020 (3)	1,418,408
		1,325,000	3.00%, 06/30/2022 (3)	1,316,381
		835,000	4.50%, 05/15/2035 (3)	817,637

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 32.6% - (continued)
		Telecommunications - 1.8% - (continued)
$	1,860,000	4.75%, 05/15/2046 (3)	$1,818,403
	1,450,000	4.80%, 06/15/2044	1,429,625
	270,000	5.50%, 02/01/2018	297,383
	155,000	5.80%, 02/15/2019	175,220
		Inmarsat Finance plc
	385,000	4.88%, 05/15/2022 (1)	386,925
		Sprint Communications, Inc.
	1,055,000	7.00%, 03/01/2020 (1)	1,167,094
	862,000	9.00%, 11/15/2018 (1)	980,792
		T-Mobile USA, Inc.
	1,035,000	6.46%, 04/28/2019	1,068,637
	425,000	6.63%, 04/28/2021	448,375
		Verizon Communications, Inc.
	2,656,000	2.63%, 02/21/2020	2,686,154
	310,000	3.85%, 11/01/2042	277,016
	4,236,000	4.27%, 01/15/2036 (1)	4,073,325
	1,785,000	4.40%, 11/01/2034	1,752,736
	2,629,000	4.52%, 09/15/2048 (1)	2,488,780
	6,389,000	4.67%, 03/15/2055 (1)	5,980,334
	1,620,000	4.86%, 08/21/2046	1,633,261
	640,000	5.01%, 08/21/2054	631,966
		VimpelCom Holdings B.V.
	1,810,000	5.95%, 02/13/2023 (1)	1,647,100
		Wind Acquisition Finance S.A.
	540,000	4.75%, 07/15/2020 (1)	540,000

			34,785,341

		Transportation - 0.7%
		Canadian Pacific Railway Co.
	725,000	9.45%, 08/01/2021	992,052
		FedEx Corp.
	405,000	3.20%, 02/01/2025	404,448
	660,000	4.10%, 02/01/2045	631,429
		Kansas City Southern de Mexico S.A. de C.V.
	3,850,000	3.00%, 05/15/2023	3,778,209
		Kazakhstan Temir Zholy Finance B.V.
	1,345,000	6.95%, 07/10/2042	1,371,900
		Penske Truck Leasing Co.
	565,000	2.50%, 06/15/2019 (1)	564,715
	3,700,000	2.88%, 07/17/2018 (1)	3,780,874
	915,000	4.88%, 07/11/2022 (1)	983,672
		Ryder System, Inc.
	1,095,000	2.55%, 06/01/2019	1,106,937

			13,614,236

		Total Corporate Bonds (cost $607,418,459)	$615,742,986

FOREIGN GOVERNMENT OBLIGATIONS - 2.7%
		Brazil - 0.6%
		Brazil Notas do Tesouro Nacional Serie B
BRL	8,649,690	6.00%, 08/15/2016 (7)	$2,846,113
	12,957,503	6.00%, 05/15/2019 (7)	4,276,021
		Brazilian Government International Bond
$	3,275,000	4.88%, 01/22/2021	3,499,337

			10,621,471

The accompanying notes are an integral part of these financial statements.

148

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 2.7% - (continued)
		Colombia - 0.1%
		Colombian TES
COP	4,214,948,731	3.00%, 03/25/2033 (7)	$1,560,709
	2,211,333,698	3.50%, 03/10/2021 (7)	958,917

			2,519,626

		Costa Rica - 0.0%
		Costa Rica Government International Bond
CRC	487,950,000	9.20%, 03/27/2019 (1)	926,271

		Dominican Republic - 0.1%
		Dominican Republic International Bond
$	1,800,000	5.50%, 01/27/2025 (1)	1,858,500

		Gabon - 0.1%
		Gabonese Republic
	1,895,000	6.38%, 12/12/2024 (6)	1,913,002

		Indonesia - 0.1%
		Indonesia Treasury Bond
IDR	29,000,000,000	8.38%, 03/15/2024	2,332,305

		Mexico - 0.8%
		Mexican Bonos
MXN	82,016,700	5.00%, 12/11/2019	5,293,739
		Mexican Udibonos
	38,864,842	4.00%, 11/15/2040	2,782,069
		Mexico Government International Bond
EUR	1,085,000	3.00%, 03/06/2045	1,233,521
$	1,850,000	4.60%, 01/23/2046	1,843,062
	2,350,000	4.75%, 03/08/2044	2,412,862
GBP	1,045,000	5.63%, 03/19/2114	1,671,983

			15,237,236

		Montenegro - 0.1%
		Montenegro Government International Bond
EUR	2,130,000	3.88%, 03/18/2020 (1)	2,333,553

		Romania - 0.0%
		Romania Government Bond
RON	2,880,000	5.85%, 04/26/2023	867,602

		Russia - 0.1%
		Russian Federal Bond - OFZ
RUB	96,950,000	7.50%, 02/27/2019 (2)	1,689,238

		South Africa - 0.2%
		South Africa Government Bond
ZAR	20,025,000	7.75%, 02/28/2023	1,680,947
	23,950,000	8.00%, 01/31/2030	1,946,802

			3,627,749

		Tunisia - 0.1%
		Banque Centrale de Tunisie S.A.
$	1,015,000	5.75%, 01/30/2025 (1)	1,047,988

		Turkey - 0.2%
		Turkey Government Bond
TRY	4,251,422	2.50%, 05/04/2016 (7)	1,586,767
	4,301,000	9.00%, 01/27/2016	1,595,615

			3,182,382

		Uruguay - 0.2%
		Uruguay Government International Bond
UYU	77,687,277	4.25%, 04/05/2027 (7)	2,919,478

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 2.7% - (continued)
		Uruguay - 0.2% - (continued)
UYU	18,013,612	4.38%, 12/15/2028 (7)	$683,593

			3,603,071

		Total Foreign Government Obligations (cost $53,362,579)	$51,759,994

MUNICIPAL BONDS - 1.0%
		Development - 0.1%
		State of California
$	1,300,000	7.50%, 04/01/2034	$1,915,901
	345,000	7.60%, 11/01/2040	536,654
	80,000	7.63%, 03/01/2040	122,882

			2,575,437

		General - 0.3%
		Chicago Transit Auth.
	2,350,000	6.90%, 12/01/2040	2,975,969
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	2,870,000	6.15%, 07/01/2038	1,079,866
	750,000	6.20%, 07/01/2039	282,195
	3,350,000	6.30%, 07/01/2043	1,260,438
	975,000	6.55%, 07/01/2058	366,844

			5,965,312

		General Obligation - 0.5%
		California State GO, Taxable
	4,035,000	7.55%, 04/01/2039	6,202,118
		Illinois State, GO
	985,000	5.10%, 06/01/2033	976,726
		Municipal Elec Auth Georgia
	1,285,000	6.64%, 04/01/2057	1,662,674

			8,841,518

		Higher Education - 0.1%
		University of California
	2,365,000	4.60%, 05/15/2031	2,557,133

		Total Municipal Bonds (cost $19,829,787)	$19,939,400

SENIOR FLOATING RATE INTERESTS - 5.1% (8)
		Aerospace/Defense - 0.1%
		BE Aerospace, Inc.
$	1,017,450	4.00%, 12/16/2021	$1,027,624
		DigitalGlobe, Inc.
	357,700	3.75%, 01/31/2020	358,444

			1,386,068

		Agriculture - 0.0%
		Pinnacle Operating Corp.
	390,040	4.75%, 11/15/2018	390,528

		Airlines - 0.0%
		Delta Air Lines, Inc.
	444,763	3.25%, 10/18/2018	444,651

		Auto Manufacturers - 0.1%
		Chrysler Group LLC
	1,079,100	3.25%, 12/31/2018	1,079,866
	1,365,169	3.50%, 05/24/2017	1,366,535

			2,446,401

The accompanying notes are an integral part of these financial statements.

149

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 5.1% (8) - (continued)
		Auto Parts & Equipment - 0.1%
		Affinia Group Intermediate Holdings, Inc.
$	242,509	4.75%, 04/27/2020	$242,965
		CS Intermediate Holdco 2 LLC
	337,450	4.00%, 04/04/2021	338,928
		MPG Holdco I Inc.
	422,554	4.25%, 10/20/2021	422,554
		Tower Automotive Holdings USA LLC
	1,034,687	4.00%, 04/23/2020	1,033,394

			2,037,841

		Chemicals - 0.2%
		AIlnex (Luxembourg) & Cy SCA
	203,716	4.50%, 10/03/2019	204,989
		AIlnex USA, Inc.
	105,698	4.50%, 10/03/2019	106,359
		Ferro Corp.
	348,250	4.00%, 07/31/2021	346,944
		Hunstman International LLC
	342,905	2.72%, 04/19/2017	344,191
		Ineos U.S. Finance LLC
	1,757,715	3.75%, 05/04/2018	1,760,141
	435,000	4.25%, 03/31/2022	437,449
		Minerals Technologies, Inc.
	407,403	4.00%, 05/07/2021	409,188
		Nexeo Solutions LLC
	287,625	5.00%, 09/08/2017	283,670
		Univar, Inc.
	187,556	5.00%, 06/30/2017	188,190

			4,081,121

		Coal - 0.1%
		American Energy - Marcellus LLC
	325,000	5.25%, 08/04/2020	267,582
		Arch Coal, Inc.
	1,824,201	6.25%, 05/16/2018	1,356,221

			1,623,803

		Commercial Services - 0.2%
		Acosta Holdco, Inc.
	482,575	4.25%, 09/26/2021	487,801
		Interactive Data Corp.
	388,068	4.75%, 05/02/2021	390,373
		Moneygram International, Inc.
	421,893	4.25%, 03/27/2020	396,579
		ServiceMaster Co.
	1,124,676	4.25%, 07/01/2021	1,127,893
		Weight Watchers International, Inc.
	1,883,898	4.00%, 04/02/2020	1,002,083

			3,404,729

		Distribution/Wholesale - 0.0%
		ABC Supply Co., Inc.
	418,625	3.50%, 04/16/2020	419,412

		Diversified Financial Services - 0.1%
		Delos Finance S.a.r.l.
	325,000	3.50%, 03/06/2021	325,637
		Walter Investment Management Corp.
	582,265	4.75%, 12/19/2020	555,580

			881,217

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 5.1% (8) - (continued)
		Electric - 0.2%
		Calpine Corp.
$	1,012,161	3.25%, 01/31/2022	$1,006,888
		Chief Exploration & Development LLC
	330,000	7.50%, 05/12/2021	312,015
		Energy Future Intermediate Holding Co. LLC
	280,000	4.25%, 06/19/2016	281,518
		Seadrill Partners Finco LLC
	1,117,051	4.00%, 02/21/2021	913,189
		Star West Generation LLC
	1,278,800	4.25%, 03/13/2020	1,283,595
		Texas Competitive Electric Holdings Co. LLC
	350,000	4.66%, 10/10/2017 (9)	216,363

			4,013,568

		Electronics - 0.1%
		CDW LLC
	1,512,938	3.25%, 04/29/2020	1,510,865
		Eagle Parent, Inc.
	189,528	4.00%, 05/16/2018	190,239

			1,701,104

		Entertainment - 0.1%
		Scientific Games Corp.
	269,325	6.00%, 10/01/2021	272,018
		Tribune Co.
	1,180,215	4.00%, 12/27/2020	1,185,385

			1,457,403

		Food - 0.3%
		Albertson’s Holdings LLC
	1,000,000	5.50%, 08/25/2021	1,010,140
		Aramark Services, Inc.
	1,108,800	3.25%, 02/24/2021	1,108,800
		Burger King
	411,336	4.50%, 12/12/2021	415,823
		H.J. Heinz Co.
	1,493,687	3.25%, 06/05/2020	1,495,554
		Hostess Brands, Inc.
	158,400	6.75%, 04/09/2020	161,172
		Roundy’s Supermarkets, Inc.
	256,186	5.75%, 03/03/2021	247,038
		U.S. Foods, Inc.
	454,096	4.50%, 03/31/2019	455,422

			4,893,949

		Food Service - 0.0%
		Hearthside Food Solutions
	287,825	4.50%, 06/02/2021	289,025

		Forest Products & Paper - 0.0%
		Wilsonart LLC
	312,800	4.00%, 10/31/2019	312,278

		Healthcare-Products - 0.0%
		Mallinckrodt International Finance S.A.
	668,250	3.25%, 03/19/2021	667,669

		Healthcare-Services - 0.4%
		American Renal Holdings, Inc.
	508,055	4.50%, 09/22/2019	508,055
		Amsurg Corp.
	446,625	3.75%, 07/16/2021	448,188

The accompanying notes are an integral part of these financial statements.

150

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 5.1% (8) - (continued)
		Healthcare-Services - 0.4% - (continued)
		Community Health Systems, Inc.
$	1,300,000	3.43%, 12/31/2018	$1,306,825
	602,375	4.25%, 01/27/2021	605,947
		DaVita HealthCare Partners, Inc.
	868,438	3.50%, 06/24/2021	870,722
		HCA, Inc.
	960,375	3.03%, 05/01/2018	961,902
		Healogics, Inc.
	189,050	5.25%, 07/01/2021	190,114
		IMS Health, Inc.
	456,697	3.50%, 03/17/2021	456,468
		MPH Acquisition Holdings LLC
	814,951	3.75%, 03/31/2021	814,267
		Opal Acquisition, Inc.
	823,839	5.00%, 11/27/2020	824,869
		Ortho-Clinical Diagnostics, Inc.
	863,475	4.75%, 06/30/2021	860,453
		STHI Holding Corp.
	159,200	4.50%, 08/06/2021	158,934
		Surgery Center Holdings, Inc.
	259,350	5.25%, 11/03/2020	261,295

			8,268,039

		Home Furnishings - 0.0%
		Tempur-Pedic International, Inc.
	353,496	3.50%, 03/18/2020	354,468

		Insurance - 0.3%
		Asurion LLC
	956,671	5.00%, 05/24/2019	961,282
	715,000	8.50%, 03/03/2021	724,653
		CGSC of Delaware Holdings Corp.
	358,613	5.00%, 04/16/2020	340,682
		Evertec Group LLC
	938,288	3.50%, 04/17/2020	930,472
		National Financial Partners Corp.
	198,351	4.50%, 07/01/2020	199,094
		Sedgwick Claims Management Services, Inc.
	1,731,259	3.75%, 03/01/2021	1,719,816
	580,000	6.75%, 02/28/2022	571,845
		USI, Inc.
	885,773	4.25%, 12/27/2019	885,401

			6,333,245

		Internet - 0.1%
		Lands’ End, Inc.
	316,550	4.25%, 04/04/2021	311,406
		Zayo Group LLC
	970,018	4.00%, 05/06/2021	970,018

			1,281,424

		Leisure Time - 0.2%
		Aristocrat Leisure Ltd.
	571,500	4.75%, 10/20/2021	576,215
		Delta 2 (LUX) S.a.r.l.
	2,125,000	4.75%, 07/30/2021	2,126,679
	755,000	7.75%, 07/31/2022	755,709

			3,458,603

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 5.1% (8) - (continued)
		Lodging - 0.2%
		Caesars Entertainment Operating Co.
$	2,096,286	11.00%, 03/01/2017	$1,912,861
		Caesars Growth Properties Holdings LLC
	332,488	6.25%, 05/08/2021	297,078
		Hilton Worldwide Finance LLC
	593,750	3.50%, 10/26/2020	595,757
		La Quinta Intermediate Holdings LLC
	547,743	4.00%, 04/14/2021	549,282
		MGM Resorts International
	610,938	3.50%, 12/20/2019	610,681
		Station Casinos LLC
	174,448	4.25%, 03/02/2020	175,418

			4,141,077

		Machinery-Contruction & Mining - 0.1%
		American Rock Salt Holdings LLC
	972,650	4.75%, 05/20/2021	978,000
		Neff Rental LLC
	466,557	7.25%, 06/09/2021	458,975

			1,436,975

		Machinery-Diversified - 0.1%
		Gates Global, Inc.
	955,200	4.25%, 07/05/2021	955,200

		Media - 0.3%
		Advantage Sales & Marketing, Inc.
	597,800	4.25%, 07/23/2021	599,593
		AVSC Holding Corp.
	534,600	4.50%, 01/24/2021	535,937
		Charter Communications Operating LLC
	1,355,850	3.00%, 07/01/2020	1,351,823
	486,338	3.00%, 01/03/2021	484,917
		Media General, Inc.
	602,346	4.25%, 07/31/2020	606,393
		Numericable U.S. LLC
	254,478	4.50%, 05/21/2020	255,432
	294,147	4.50%, 05/21/2020	295,251
		Virgin Media Bristol LLC
	1,256,570	3.50%, 06/07/2020	1,257,123

			5,386,469

		Metal Fabricate/Hardware - 0.0%
		Rexnord LLC
	861,875	4.00%, 08/21/2020	864,512

		Mining - 0.2%
		Ardagh Holdings USA, Inc.
	207,900	4.00%, 12/17/2019	208,783
		FMG Resources August 2006 Pty Ltd.
	1,092,168	3.75%, 06/30/2019	984,841
		Novelis, Inc.
	1,754,933	3.75%, 03/10/2017	1,757,126

			2,950,750

		Miscellaneous Manufacturing - 0.0%
		Husky Injection Molding Systems, Ltd.
	152,457	4.25%, 06/30/2021	153,378

The accompanying notes are an integral part of these financial statements.

151

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 5.1% (8) - (continued)
		Oil & Gas - 0.1%
		Drillships Ocean Ventures, Inc.
$	258,050	5.50%, 07/25/2021	$223,133
		Energy Transfer Equity L.P.
	700,000	4.00%, 12/02/2019	701,638
		Fieldwood Energy LLC
	651,734	3.88%, 09/28/2018	630,553
		Templar Energy LLC
	350,000	8.50%, 11/25/2020	263,812

			1,819,136

		Packaging & Containers - 0.2%
		Berry Plastics Holding Corp.
	1,519,000	3.50%, 02/08/2020	1,518,712
		BWAY Holding Co., Inc.
	680,795	5.50%, 08/14/2020	687,603
		CD&R Millenium Holding Co.
	218,900	4.50%, 07/31/2021	218,992
		Reynolds Group Holdings, Inc.
	1,464,724	4.50%, 12/01/2018	1,478,639
		Signode Industrial Group U.S., Inc.
	608,333	3.75%, 05/01/2021	607,001
		Tekni-Plex, Inc.
	115,000	0.00%, 04/01/2022 (10)	115,252

			4,626,199

		Pharmaceuticals - 0.1%
		Jazz Pharmaceuticals, Inc.
	424,625	3.25%, 06/12/2018	426,039
		Valeant Pharmaceuticals International
	1,391,000	4.00%, 04/01/2022	1,400,014

			1,826,053

		Pipelines - 0.1%
		EP Energy LLC
	645,000	4.50%, 04/30/2019	644,194
		Philadelphia Energy Solutions LLC
	362,600	6.25%, 04/04/2018	355,348

			999,542

		Real Estate - 0.0%
		DTZ U.S. Borrower LLC
	610,856	5.50%, 11/04/2021	616,458
	235,000	9.25%, 11/04/2022	237,155

			853,613

		Retail - 0.2%
		Aristocrat Leisure Ltd.
	840,000	5.00%, 03/11/2022	849,937
		Dollar Tree, Inc.
	460,000	4.25%, 03/09/2022	465,695
		Michaels Stores, Inc.
	848,770	3.75%, 01/28/2020	850,654
	600,463	4.00%, 01/28/2020	603,380
		Neiman Marcus Group, Inc.
	682,419	4.25%, 10/25/2020	683,757
		Rite Aid Corp.
	115,000	5.75%, 08/21/2020	116,294
		Staples, Inc.
	695,000	0.00%, 04/07/2021 (10)	697,349

			4,267,066

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 5.1% (8) - (continued)
		Semiconductors - 0.2%
		Avago Technologies Cayman Ltd.
$	565,604	3.75%, 05/06/2021	$567,962
		Freescale Semiconductor, Inc.
	445,867	4.25%, 02/28/2020	447,540
	592,481	5.00%, 01/15/2021	597,298
		Lattice Semiconductor Corp.
	750,000	5.25%, 03/10/2021	753,750
		NXP B.V.
	703,881	3.25%, 01/11/2020	703,219

			3,069,769

		Software - 0.4%
		First Data Corp.
	3,005,000	3.68%, 03/24/2018	3,010,650
	380,000	4.18%, 03/24/2021	382,614
		Hyland Software, Inc.
	154,440	4.75%, 02/19/2021	155,096
		Infor U.S., Inc.
	1,017,234	3.75%, 06/03/2020	1,015,261
		Kronos, Inc.
	1,219,415	4.50%, 10/30/2019	1,225,731
	314,424	9.75%, 04/30/2020	324,347
		Verint Systems, Inc.
	721,186	3.50%, 09/06/2019	721,366

			6,835,065

		Telecommunications - 0.3%
		Altice Financing S.A.
	465,000	5.25%, 02/04/2022	470,231
		Level 3 Financing, Inc.
	1,090,000	4.50%, 01/31/2022	1,090,687
		SBA Senior Finance II LLC
	1,826,200	3.25%, 03/24/2021	1,824,684
		Syniverse Holdings, Inc.
	455,675	4.00%, 04/23/2019	438,446
		TransFirst Holding, Inc.
	214,463	5.50%, 11/12/2021	215,938
	135,000	9.00%, 11/12/2022	135,901
		Ziggo Financing Partnership
	480,723	3.50%, 01/15/2022	480,776
	309,788	3.50%, 01/15/2022	309,822
	509,489	3.50%, 01/15/2022	509,545

			5,476,030

		Trucking & Leasing - 0.0%
		Consolidated Container Co.
	507,000	5.00%, 07/03/2019	505,225

		Total Senior Floating Rate Interests (cost $97,793,038)	$96,312,605

U.S. GOVERNMENT AGENCIES - 44.9%
		FHLMC - 8.0%
$	29,797,695	0.52%, 10/25/2020 (2)(4)	$362,638
	13,808,214	2.13%, 08/25/2018 (2)(4)	765,596
	2,459,278	3.00%, 08/01/2029	2,591,164
	9,640,000	3.00%, 05/01/2030 (11)	10,090,369
	18,900,000	3.00%, 05/01/2045 (11)	19,195,313
	4,600,000	3.50%, 05/01/2030 (11)	4,889,081
	5,136,218	3.50%, 08/01/2034	5,406,934
	25,000,000	3.50%, 05/01/2045 (11)	26,153,812

The accompanying notes are an integral part of these financial statements.

152

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT AGENCIES - 44.9% - (continued)
		FHLMC - 8.0% - (continued)
$	12,500,000	3.50%, 06/01/2045 (11)	$13,047,120
	5,978,281	4.00%, 08/01/2025	6,429,940
	4,900,978	4.00%, 05/01/2042	5,243,556
	1,174,774	4.00%, 08/01/2042	1,263,497
	1,854,280	4.00%, 09/01/2042	1,994,556
	646,175	4.00%, 07/01/2044	696,004
	11,000,000	4.00%, 05/01/2045 (11)	11,738,031
	11,100,000	4.00%, 06/01/2045 (11)	11,829,126
	14,400,000	4.50%, 05/01/2045 (11)	15,656,400
	26,070	5.50%, 11/01/2037	29,427
	2,292	5.50%, 02/01/2038	2,618
	6,093	5.50%, 04/01/2038	6,872
	113,513	5.50%, 04/01/2038	127,936
	105,736	5.50%, 06/01/2038	119,321
	6,409,421	5.50%, 08/01/2038	7,234,479
	66,793	5.50%, 05/01/2040	75,375
	243,372	5.50%, 05/01/2040	274,518
	1,337,770	5.50%, 08/01/2040	1,509,010
	1,081,339	5.50%, 06/01/2041	1,219,755
	540,357	6.00%, 01/01/2023	598,560
	111,962	6.00%, 11/01/2032	128,907
	227,229	6.00%, 11/01/2033	261,636
	179,265	6.00%, 02/01/2034	206,472
	293,240	6.00%, 07/01/2034	337,636
	96,125	6.00%, 08/01/2034	110,659
	88,156	6.00%, 09/01/2034	101,537
	24,745	6.00%, 09/01/2034	28,348
	68,777	6.00%, 09/01/2034	79,196
	57,797	6.00%, 01/01/2035	66,243
	84,879	6.00%, 03/01/2035	97,730
	50,520	6.00%, 05/01/2038	57,452
	638,425	6.00%, 06/01/2038	726,311
	200,000	6.00%, 05/01/2045 (11)	227,806

			150,980,941

		FNMA - 31.9%
	3,126,676	2.14%, 11/01/2022	3,117,419
	4,461,047	2.15%, 10/01/2022	4,452,445
	2,140,621	2.20%, 12/01/2022	2,142,327
	1,258,013	2.28%, 11/01/2022	1,260,240
	1,064,887	2.34%, 11/01/2022	1,070,574
	981,386	2.40%, 10/01/2022	987,241
	834,977	2.42%, 11/01/2022	840,733
	60,000	2.44%, 01/01/2023	60,191
	47,676	2.45%, 08/01/2022	48,137
	858,164	2.47%, 11/01/2022	866,565
	17,750,000	2.50%, 05/01/2030 (11)	18,196,867
	575,245	2.50%, 01/01/2043	565,512
	2,751,705	2.50%, 02/01/2043	2,705,120
	585,300	2.50%, 02/01/2043	575,427
	1,661,542	2.50%, 03/01/2043	1,633,404
	862,001	2.50%, 03/01/2043	847,409
	965,253	2.50%, 04/01/2043	948,910
	468,240	2.50%, 06/01/2043	460,306
	989,647	2.50%, 08/01/2043	972,898
	600,000	2.50%, 05/01/2045 (11)	589,313
	1,023,542	2.64%, 03/01/2027	1,021,725
	57,628	2.66%, 09/01/2022	58,891
	510,000	2.76%, 05/01/2021	528,623
	80,332	2.78%, 04/01/2022	83,080
	2,175,000	2.78%, 02/01/2027	2,198,934

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT AGENCIES - 44.9% - (continued)
		FNMA - 31.9% - (continued)
$	2,029,000	2.78%, 03/01/2027	$2,050,827
	2,630,000	2.85%, 02/01/2027	2,674,693
	350,000	2.94%, 06/01/2022	365,911
	80,322	2.98%, 01/01/2022	84,002
	4,710,000	3.00%, 05/01/2030 (11)	4,928,721
	114,550,000	3.00%, 05/01/2045 (11)	116,557,065
	1,950,253	3.10%, 09/01/2024	2,038,112
	1,371,000	3.13%, 02/01/2027	1,427,159
	285,000	3.16%, 12/01/2026	298,300
	57,401	3.20%, 04/01/2022	60,776
	1,465,000	3.21%, 05/01/2023	1,547,513
	265,200	3.24%, 12/01/2026	279,324
	493,198	3.26%, 05/01/2024	521,453
	696,184	3.30%, 12/01/2026	734,743
	255,000	3.34%, 04/01/2024	271,299
	576,633	3.41%, 11/01/2024	613,266
	1,956,279	3.42%, 04/01/2024	2,092,887
	99,621	3.45%, 01/01/2024	106,606
	103,187	3.47%, 01/01/2024	110,582
	295,300,000	3.50%, 05/01/2045 (11)	309,372,876
	254,531	3.67%, 08/01/2023	277,233
	70,000	3.70%, 10/01/2023	76,365
	95,000	3.76%, 03/01/2024	103,888
	140,000	3.86%, 12/01/2025	153,970
	70,000	3.86%, 11/01/2023	77,438
	239,857	3.87%, 10/01/2025	264,367
	312,246	3.89%, 05/01/2030	343,761
	325,000	3.93%, 10/01/2023	360,451
	138,317	3.96%, 05/01/2034	154,736
	85,000	3.97%, 05/01/2029	94,968
	1,840,779	4.00%, 06/01/2025	1,979,773
	700,595	4.00%, 08/01/2042	754,619
	3,441,000	4.00%, 05/01/2045 (11)	3,676,963
	12,600,000	4.00%, 06/01/2045 (11)	13,446,317
	685,922	4.02%, 11/01/2028	768,698
	563,436	4.02%, 11/01/2028	631,431
	203,652	4.06%, 10/01/2028	228,967
	961,448	4.50%, 08/01/2024	1,034,597
	91,246	4.50%, 04/01/2025	98,137
	131,939	4.50%, 08/01/2040	145,806
	210,369	4.50%, 08/01/2040	231,033
	126,617	4.50%, 08/01/2040	139,033
	50,600,000	4.50%, 05/01/2045 (11)	55,070,976
	27,749	5.00%, 04/01/2018	29,150
	35,599	5.00%, 05/01/2018	37,396
	30,839	5.00%, 05/01/2018	32,395
	60,688	5.00%, 06/01/2018	63,778
	221,454	5.00%, 06/01/2018	232,707
	33,245	5.00%, 06/01/2018	34,923
	28,394	5.00%, 06/01/2018	29,828
	32,300	5.00%, 06/01/2018	33,930
	45,531	5.00%, 06/01/2018	47,830
	14,067	5.00%, 06/01/2018	14,777
	21,927	5.00%, 06/01/2018	23,033
	29,708	5.00%, 07/01/2018	31,208
	104,026	5.00%, 12/01/2019	110,270
	520,903	5.00%, 01/01/2022	562,399
	808,429	5.00%, 04/25/2038	878,763
	9,700,000	5.00%, 05/13/2045	10,803,602
	15,212	5.50%, 01/01/2017	15,950
	27,437	5.50%, 11/01/2018	28,769

The accompanying notes are an integral part of these financial statements.

153

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT AGENCIES - 44.9% - (continued)
		FNMA - 31.9% - (continued)
$	104,985	5.50%, 08/01/2019	$112,141
	112,740	5.50%, 09/01/2019	119,828
	66,657	5.50%, 10/01/2019	70,605
	100,459	5.50%, 10/01/2019	106,596
	26,932	5.50%, 05/01/2020	28,843
	894,742	5.50%, 06/01/2022	976,463
	360,262	5.50%, 06/01/2033	409,894
	1,655	5.50%, 06/01/2033	1,871
	384,788	5.50%, 07/01/2033	437,855
	1,013,775	5.50%, 07/01/2033	1,153,662
	102,117	5.50%, 08/01/2033	116,205
	4,886,012	5.50%, 11/01/2035	5,551,136
	1,324,685	5.50%, 04/01/2036	1,497,824
	2,293,297	5.50%, 11/01/2037	2,597,134
	2,763,388	5.50%, 06/25/2042 (4)	444,249
	2,005	6.00%, 05/01/2016	2,016
	33,922	6.00%, 05/01/2017	34,273
	21,180	6.00%, 11/01/2031	24,199
	261,495	6.00%, 12/01/2032	303,089
	450,540	6.00%, 03/01/2033	518,942
	1,239,526	6.00%, 02/01/2037	1,418,935
	1,021,756	6.00%, 12/01/2037	1,169,740
	411,741	6.00%, 03/01/2038	471,274
	309,462	6.00%, 10/01/2038	353,155
	35,558	7.00%, 10/01/2037	37,394
	2,654	7.50%, 12/01/2029	2,831
	22,589	7.50%, 03/01/2030	28,146
	40,620	7.50%, 09/01/2031	46,854

			603,527,795

		GNMA - 5.0%
	12,400,000	3.00%, 05/01/2045 (11)	12,739,063
	788,490	3.50%, 05/15/2042	837,803
	329,937	3.50%, 05/15/2042	350,522
	2,412,643	3.50%, 12/15/2042	2,563,186
	1,694,413	3.50%, 03/15/2043	1,800,151
	1,767,520	3.50%, 04/15/2043	1,873,413
	887,040	3.50%, 05/15/2043	949,006
	2,875,240	3.50%, 05/15/2043	3,035,094
	2,040,689	3.50%, 05/15/2043	2,173,169
	745,341	3.50%, 05/15/2043	793,688
	4,000,000	3.50%, 05/01/2045 (11)	4,215,780
	600,000	3.50%, 05/01/2045 (11)	632,953
	50,000	3.50%, 06/01/2045 (11)	52,578
	1,000,000	3.50%, 06/01/2045 (11)	1,052,266
	5,775,350	4.00%, 09/20/2040	6,217,315
	747,091	4.00%, 10/20/2040	807,185
	1,218,464	4.00%, 12/20/2040	1,313,790
	10,300,000	4.00%, 05/01/2045 (11)	11,125,287
	6,900,000	4.00%, 05/01/2045 (11)	7,373,027
	96,244	4.50%, 07/15/2033	106,749
	258,269	4.50%, 05/15/2040	287,020
	778,438	4.50%, 06/15/2041	864,945
	117,930	4.50%, 06/15/2041	130,423
	2,154,665	5.00%, 06/15/2041	2,409,961
	2,653,633	5.00%, 10/16/2041 (4)	484,437
	3,604,670	5.00%, 03/15/2044	4,042,467
	5,600,000	5.00%, 05/01/2045 (11)	6,260,551
	369,023	5.50%, 05/15/2033	425,326
	487,805	5.50%, 05/15/2033	554,870
	74,721	5.50%, 06/15/2035	85,246

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT AGENCIES - 44.9% - (continued)
		GNMA - 5.0% - (continued)
$	478,545	5.50%, 04/15/2038	$540,696
	3,800,000	5.50%, 05/01/2045 (11)	4,291,877
	85,758	6.00%, 02/15/2029	97,651
	206,847	6.00%, 11/15/2032	240,964
	310,859	6.00%, 02/15/2033	357,689
	86,566	6.00%, 07/15/2033	100,687
	198,120	6.00%, 10/15/2034	230,474
	699,864	6.00%, 03/15/2036	813,380
	74,407	6.00%, 03/15/2036	86,546
	9,269	6.00%, 05/15/2036	10,777
	266,686	6.00%, 10/15/2036	309,677
	122,437	6.00%, 01/15/2037	140,616
	305,876	6.00%, 02/15/2037	355,362
	181,886	6.00%, 06/15/2037	209,982
	285,547	6.00%, 06/15/2037	331,900
	94,146	6.00%, 06/15/2037	107,148
	56,024	6.00%, 11/15/2037	63,762
	168,307	6.00%, 11/15/2037	191,552
	8,449	6.00%, 11/15/2037	9,621
	2,714	6.00%, 03/15/2038	3,089
	86,120	6.00%, 06/15/2038	98,983
	81,095	6.00%, 06/15/2038	93,036
	348,751	6.00%, 08/15/2038	397,530
	6,856	6.00%, 08/15/2038	7,803
	66,261	6.00%, 08/15/2038	76,562
	3,620	6.00%, 10/15/2038	4,122
	286,772	6.00%, 10/15/2038	326,827
	235,955	6.00%, 11/15/2038	268,543
	88,990	6.00%, 11/15/2038	101,863
	114,044	6.00%, 11/15/2038	129,795
	183,915	6.00%, 12/15/2038	209,493
	68,932	6.00%, 12/15/2038	79,013
	110,777	6.00%, 01/15/2039	126,077
	154,938	6.00%, 01/15/2039	176,337
	6,379	6.00%, 03/15/2039	7,269
	1,224,419	6.00%, 04/15/2039	1,415,518
	435,296	6.00%, 08/15/2039	495,753
	124,367	6.00%, 08/15/2039	141,614
	50,932	6.00%, 09/15/2039	58,230
	217,547	6.00%, 11/15/2039	247,754
	57,223	6.00%, 11/15/2039	65,126
	101,327	6.00%, 03/15/2040	115,353
	31,320	6.00%, 06/15/2040	35,693
	386,553	6.00%, 12/15/2040	439,941
	1,322,084	6.00%, 06/15/2041	1,504,728
	2,200,000	6.00%, 05/01/2045 (11)	2,502,500
	15,287	6.50%, 09/15/2028	17,632
	2,442	6.50%, 09/15/2028	2,816
	3,181	6.50%, 10/15/2028	3,669
	5,865	6.50%, 12/15/2028	6,765
	87,947	6.50%, 05/15/2029	104,237
	34,907	6.50%, 08/15/2031	40,349
	89,661	6.50%, 08/15/2031	103,417
	17,846	6.50%, 09/15/2031	20,583
	66,366	6.50%, 10/15/2031	76,548
	125,279	6.50%, 11/15/2031	144,500
	9,264	6.50%, 11/15/2031	10,685
	74,575	6.50%, 11/15/2031	86,439
	60,204	6.50%, 01/15/2032	69,827
	3,801	6.50%, 01/15/2032	4,384
	490	6.50%, 01/15/2032	565

The accompanying notes are an integral part of these financial statements.

154

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT AGENCIES - 44.9% - (continued)
		GNMA - 5.0% - (continued)
$	41,451	6.50%, 03/15/2032	$49,717
	8,603	6.50%, 04/15/2032	9,923
	51,915	6.50%, 07/15/2032	59,880

			93,988,120

		Total U.S. Government Agencies (cost $845,110,884)	$848,496,856

U.S. GOVERNMENT SECURITIES - 8.9%
		U.S. Treasury Securities - 8.9%
		U.S. Treasury Bonds - 7.0%
		Treasury Inflation Protected Security
$	67,442,886	0.25%, 01/15/2025 (7)	$68,306,964
	16,530,000	2.50%, 02/15/2045 (12)	15,703,500
	13,070,000	3.00%, 11/15/2044 (12)	13,753,117
	10,790,000	3.13%, 08/15/2044 (12)	11,620,323
	16,050,000	3.38%, 05/15/2044 (12)	18,093,871
	3,560,000	3.63%, 02/15/2044	4,193,292

			131,671,067

		U.S. Treasury Notes - 1.9%
	12,740,000	0.88%, 04/30/2017 (12)	12,806,681
	530,000	1.00%, 09/15/2017	533,354
	16,000,000	1.50%, 12/31/2018 (12)	16,196,256
	450,000	2.25%, 11/15/2024	458,332
	775,000	2.38%, 08/15/2024	798,250
	4,700,000	3.13%, 04/30/2017 (12)(13)	4,935,000

			35,727,873

		Total U.S. Government Securities (cost $164,141,570)	$167,398,940

PREFERRED STOCKS - 0.1%
		Banks - 0.0%
	469	U.S. Bancorp Series A	$390,442

		Diversified Financials - 0.1%
	20,100	Citigroup Capital	520,389
	5,600	Discover Financial Services Series B	144,256

			664,645

		Total Preferred Stocks (cost $1,031,533)	$1,055,087

		Total Long-Term Investments (cost $2,358,519,019)	$2,379,371,815

Shares or Principal Amount			Market Value*
SHORT-TERM INVESTMENTS - 12.9%
		Other Investment Pools & Funds - 10.5%
$	198,797,619	Federated Prime Obligations Fund	$198,797,619

		U.S. Government Agencies - 2.4%
		FHLB
	44,500,000	0.00%, 05/01/2015 (14)	44,500,000

		Total Short-Term Investments (cost $243,297,619)	$243,297,619

Total Investments Excluding Purchased Options (cost $2,601,816,638)	138.8%	$2,622,669,434

Total Purchased Options (cost $444,618)	0.0%	$245,423

Total Investments (cost $2,602,261,256) ^	138.8%	$2,622,914,857
Other Assets and Liabilities	(38.8)%	(732,856,415)

Total Net Assets	100.0%	$1,890,058,442

The accompanying notes are an integral part of these financial statements.

155

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $2,604,267,469 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$37,923,463
Unrealized Depreciation	(19,276,075)

Net Unrealized Appreciation	$18,647,388

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $425,444,234, which represents 22.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(3)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities were $14,779,844 at April 30, 2015.

(4)	Securities disclosed are interest-only strips.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $43,816,046, which represents 2.3% of total net assets.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2015.

(9)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(10)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)	Represents or includes a TBA transaction.

(12)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts

(13)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(14)	The interest rate disclosed for this holding is the effective yield on the date of the acquisition.

OTC Option Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
BRL Call/USD Put	BOA	2.97 BRL per USD	06/02/15	BRL	6,765,000	$31,084	$52,548	$(21,464)
BRL Call/USD Put	JPM	2.42 BRL per USD	09/28/15	BRL	10,500,000	1,450	74,774	(73,324)
CNY Call/USD Put	DEUT	6.15 CNY per USD	05/07/15	CNY	146,492,500	10,557	50,022	(39,465)

The accompanying notes are an integral part of these financial statements.

156

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2015 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
EUR Call/USD Put	BOA	1.14 EUR per USD	08/20/15	EUR	1,600,000	$30,472	$51,379	$(20,907)
EUR Call/USD Put	BNP	1.12 EUR per USD	06/02/15	EUR	2,220,000	48,538	35,397	13,141
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	39,540,000	16,723	17,286	(563)
MYR Call/USD Put	GSC	3.65 MYR per USD	05/22/15	MYR	6,440,000	41,352	38,205	3,147
RUB Call/USD Put	BOA	51.49 RUB per USD	05/14/15	RUB	28,000,000	13,304	18,027	(4,723)
RUB Call/USD Put	GSC	36.97 RUB per USD	09/02/15	RUB	159,000,000	4,711	57,477	(52,766)
TRY Call/USD Put	BOA	2.72 TRY per USD	06/29/15	TRY	4,940,000	47,232	49,503	(2,271)

Total Calls					405,497,500	$245,423	$444,618	$(199,195)

Total purchased option contracts					405,497,500	$245,423	$444,618	$(199,195)

OTC Swaption Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Interest Rate Swaption USD	BNP	2.67% USD	04/14/25	USD	(5,225,000)	$(698,757)	(765,985)	$67,228

Written swaption contracts:
Puts
Interest Rate Swaption USD	BNP	2.67% USD	04/14/25	USD	(5,225,000)	$(783,709)	(765,985)	$(17,724)

Futures Contracts Outstanding at April 30, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Long Gilt Future	127	06/26/2015	$23,057,572	$23,026,896	$(30,676)
U.S. Treasury 5-Year Note Future	3,244	06/30/2015	389,975,716	389,710,845	(264,871)
U.S. Treasury Long Bond Future	269	06/19/2015	43,828,868	42,930,718	(898,150)

Total					$(1,193,697)

Short position contracts:
90-Day Euro Future	381	12/14/2015	$94,682,478	$94,668,975	$13,503
Euro-Bund Future	65	06/08/2015	11,385,442	11,316,897	68,545
U.S. Treasury 10-Year Note Future	3,879	06/19/2015	497,890,936	497,966,625	(75,689)
U.S. Treasury 2-Year Note Future	271	06/30/2015	59,437,478	59,420,985	16,493
U.S. Treasury CME Ultra Long Term Bond Future	131	06/19/2015	21,813,924	21,549,500	264,425

Total					$287,277

Total futures contracts					$(906,420)

TBA Sale Commitments Outstanding at April 30, 2015
Description	Principal Amount	Maturity Date	Market Value *	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.00%	$1,900,000	05/01/2045	$2,110,566	$2,294
FHLMC, 5.50%	1,800,000	05/01/2045	2,031,315	(6,034)
FNMA, 3.00%	12,800,000	05/01/2030	13,394,400	7,600
FNMA, 3.50%	5,200,000	05/01/2030	5,520,125	2,438
FNMA, 4.00%	18,300,000	05/01/2045	19,554,904	(11,076)
FNMA, 4.50%	20,700,000	06/01/2045	22,503,160	(33,957)
FNMA, 5.50%	19,600,000	05/01/2045	22,189,111	(28,861)

The accompanying notes are an integral part of these financial statements.

157

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

TBA Sale Commitments Outstanding at April 30, 2015 - (continued)
Description	Principal Amount	Maturity Date	Market Value *	Unrealized Appreciation/ (Depreciation)
FNMA, 6.00%	$2,000,000	05/01/2045	$2,285,608	$(2,874)
GNMA, 3.00%	1,200,000	05/01/2045	1,233,820	5,367
GNMA, 3.50%	4,000,000	05/01/2045	4,215,780	3,361
GNMA, 4.00%	1,100,000	06/01/2045	1,185,989	(1,083)
GNMA, 4.00%	10,300,000	05/01/2045	11,006,113	(22,128)
GNMA, 4.50%	1,650,000	05/01/2045	1,817,901	(323)
GNMA, 4.50%	1,300,000	05/01/2045	1,408,723	(51)

Total			$110,457,515	$(85,327)

At April 30, 2015, the aggregate market value of these securities represents (5.8)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	119,696	(0.32%)	07/25/45	$67,629	$—	$24,598	$(43,031)
ABX.HE.AA.06-1	BCLY	USD	133,507	(0.32%)	07/25/45	75,433	—	27,436	(47,997)
ABX.HE.AA.06-1	BCLY	USD	829,588	(0.32%)	07/25/45	251,987	—	170,483	(81,504)
ABX.HE.AAA.06-1	CSI	USD	75,610	(0.18%)	07/25/45	1,134	—	1,435	301
ABX.HE.AAA.06-1	JPM	USD	2,749	(0.18%)	07/25/45	68	—	52	(16)
ABX.HE.AAA.06-1	JPM	USD	2,749	(0.18%)	07/25/45	69	—	52	(17)
ABX.HE.AAA.06-1	JPM	USD	8,248	(0.18%)	07/25/45	321	—	157	(164)
ABX.HE.AAA.06-1	MSC	USD	16,497	(0.18%)	07/25/45	536	—	313	(223)
ABX.HE.AAA.06-1	BCLY	USD	103,104	(0.18%)	07/25/45	9,602	—	1,957	(7,645)
ABX.HE.AAA.06-1	GSC	USD	141,596	(0.18%)	07/25/45	12,744	—	2,665	(10,079)
ABX.HE.AAA.06-1	BCLY	USD	112,727	(0.18%)	07/25/45	12,986	—	2,139	(10,847)
ABX.HE.AAA.06-2	MSC	USD	—	(0.11%)	05/25/46	47	—	(84)	(131)
ABX.HE.AAA.06-2	JPM	USD	1,824,413	(0.11%)	05/25/46	360,969	—	346,419	(14,550)
ABX.HE.AAA.06-2	BOA	USD	3,094,347	(0.11%)	05/25/46	639,005	—	587,575	(51,430)
ABX.HE.AAA.07	MSC	USD	441,349	(0.09%)	08/25/37	112,111	—	104,589	(7,522)
ABX.HE.AAA.07-1	JPM	USD	65,385	(0.09%)	08/25/37	16,534	—	15,494	(1,040)
ABX.HE.AAA.07-1	JPM	USD	61,299	(0.09%)	08/25/37	15,791	—	14,526	(1,265)
ABX.HE.AAA.07-1	GSC	USD	204,328	(0.09%)	08/25/37	50,487	—	48,420	(2,067)
ABX.HE.AAA.07-1	JPM	USD	65,385	(0.09%)	08/25/37	18,672	—	15,495	(3,177)
ABX.HE.AAA.07-1	MSC	USD	1,193,278	(0.09%)	08/25/37	287,821	—	282,776	(5,045)
ABX.HE.AAA.07-1	GSC	USD	894,958	(0.09%)	08/25/37	222,272	—	212,082	(10,190)
ABX.HE.AAA.07-1	CSI	USD	1,941,119	(0.09%)	08/25/37	554,323	—	459,994	(94,329)
ABX.HE.PENAAA.06-2	JPM	USD	302,300	(0.11%)	05/25/46	41,045	—	36,745	(4,300)
ABX.HE.PENAAA.06-2	BCLY	USD	112,322	(0.11%)	05/25/46	18,393	—	13,653	(4,740)
ABX.HE.PENAAA.06-2	JPM	USD	954,048	(0.11%)	05/25/46	225,096	—	115,967	(109,129)
ABX.HE.PENAAA.06-2	MSC	USD	952,661	(0.11%)	05/25/46	231,020	—	115,797	(115,223)
ABX.HE.PENAAA.06-2	JPM	USD	997,036	(0.11%)	05/25/46	261,722	—	121,192	(140,530)
ABX.HE.PENAAA.06-2	GSC	USD	1,817,961	(0.11%)	05/25/46	454,490	—	220,976	(233,514)
CDX.EM.22	CBK	USD	11,275,000	(1.00%)	12/20/19	1,315,231	—	1,201,811	(113,420)
CDX.EM.22	CBK	USD	27,746,000	(1.00%)	12/20/19	3,257,279	—	2,957,469	(299,810)
CMBX.NA.A.7	JPM	USD	1,520,000	(2.00%)	01/17/47	—	(31,492)	(6,929)	24,563
CMBX.NA.A.7	JPM	USD	30,000	(2.00%)	01/17/47	—	(58)	(137)	(79)
CMBX.NA.A.7	JPM	USD	35,000	(2.00%)	01/17/47	501	—	(160)	(661)
CMBX.NA.AA.2	CSI	USD	1,480,266	(0.15%)	03/15/49	454,467	—	473,648	19,181
CMBX.NA.AA.2	CSI	USD	188,569	(0.15%)	03/15/49	58,217	—	60,337	2,120
CMBX.NA.AA.2	CSI	USD	146,141	(0.15%)	03/15/49	46,332	—	46,761	429
CMBX.NA.AA.2	CSI	USD	155,569	(0.15%)	03/15/49	50,082	—	49,778	(304)
CMBX.NA.AA.2	MSC	USD	65,999	(0.15%)	03/15/49	22,716	—	21,118	(1,598)

The accompanying notes are an integral part of these financial statements.

158

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AA.2	GSC	USD	598,706	(0.15%)	03/15/49	$208,286	$—	$191,571	$(16,715)
CMBX.NA.AA.2	BOA	USD	1,560,408	(0.15%)	03/15/49	591,500	—	499,292	(92,208)
CMBX.NA.AA.2	BOA	USD	1,876,261	(0.15%)	03/15/49	711,229	—	600,357	(110,872)
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50%)	01/17/47	—	(10,821)	(4,041)	6,780
CMBX.NA.AA.7	MSC	USD	760,000	(1.50%)	01/17/47	—	(9,006)	(2,591)	6,415
CMBX.NA.AA.7	CSI	USD	700,000	(1.50%)	01/17/47	—	(7,739)	(2,387)	5,352
CMBX.NA.AA.7	MSC	USD	805,000	(1.50%)	01/17/47	—	(6,976)	(2,745)	4,231
CMBX.NA.AA.7	BOA	USD	350,000	(1.50%)	01/17/47	—	(3,869)	(1,193)	2,676
CMBX.NA.AA.7	CSI	USD	180,000	(1.50%)	01/17/47	—	(1,110)	(613)	497
CMBX.NA.AA.7	CSI	USD	220,000	(1.50%)	01/17/47	—	(53)	(750)	(697)
CMBX.NA.AA.7	CSI	USD	230,000	(1.50%)	01/17/47	3,451	—	(784)	(4,235)
CMBX.NA.AA.7	CSI	USD	1,170,000	(1.50%)	01/17/47	4,623	—	(3,990)	(8,613)
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50%)	01/17/47	5,530	—	(4,040)	(9,570)
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50%)	01/17/47	6,437	—	(4,041)	(10,478)
CMBX.NA.AJ.1	JPM	USD	65,000	(0.84%)	10/12/52	1,258	—	984	(274)
CMBX.NA.AJ.1	JPM	USD	70,000	(0.84%)	10/12/52	2,033	—	1,060	(973)
CMBX.NA.AJ.1	DEUT	USD	165,000	(0.84%)	10/12/52	3,634	—	2,499	(1,135)
CMBX.NA.AJ.1	JPM	USD	95,000	(0.84%)	10/12/52	4,181	—	1,439	(2,742)
CMBX.NA.AJ.1	JPM	USD	175,000	(0.84%)	10/12/52	12,365	—	2,651	(9,714)
CMBX.NA.AJ.1	DEUT	USD	655,000	(0.84%)	10/12/52	45,850	—	9,922	(35,928)
CMBX.NA.AJ.1	MSC	USD	1,170,000	(0.84%)	10/12/52	81,900	—	17,723	(64,177)
CMBX.NA.AJ.2	GSC	USD	3,019,642	(1.09%)	03/15/49	224,627	—	250,837	26,210
CMBX.NA.AJ.2	GSC	USD	803,255	(1.09%)	03/15/49	59,753	—	66,725	6,972
CMBX.NA.AJ.2	CSI	USD	1,750,302	(1.09%)	03/15/49	142,596	—	145,394	2,798
CMBX.NA.AJ.2	DEUT	USD	158,668	(1.09%)	03/15/49	12,138	—	13,180	1,042
CMBX.NA.AJ.2	JPM	USD	64,459	(1.09%)	03/15/49	5,419	—	5,354	(65)
CMBX.NA.AJ.2	DEUT	USD	64,459	(1.09%)	03/15/49	5,669	—	5,355	(314)
CMBX.NA.AJ.2	DEUT	USD	1,978,386	(1.09%)	03/15/49	176,956	—	164,341	(12,615)
CMBX.NA.AJ.3	GSC	USD	922,017	(1.47%)	12/13/49	178,846	—	169,408	(9,438)
CMBX.NA.AJ.4	GSC	USD	1,065,782	(0.96%)	02/17/51	180,536	—	194,801	14,265
CMBX.NA.AJ.4	MSC	USD	1,250,052	(0.96%)	02/17/51	216,602	—	228,481	11,879
CMBX.NA.AJ.4	GSC	USD	722,141	(0.96%)	02/17/51	121,388	—	131,991	10,603
CMBX.NA.AJ.4	GSC	USD	712,181	(0.96%)	02/17/51	122,835	—	130,171	7,336
CMBX.NA.AJ.4	CSI	USD	732,101	(0.96%)	02/17/51	128,107	—	133,812	5,705
CMBX.NA.AJ.4	CSI	USD	179,290	(0.96%)	02/17/51	34,257	—	32,770	(1,487)
CMBX.NA.AJ.4	GSC	USD	672,338	(0.96%)	02/17/51	124,435	—	122,889	(1,546)
CMBX.NA.AJ.4	JPM	USD	383,482	(0.96%)	02/17/51	72,061	—	70,092	(1,969)
CMBX.NA.AJ.4	MSC	USD	328,699	(0.96%)	02/17/51	62,439	—	60,079	(2,360)
CMBX.NA.AJ.4	CSI	USD	1,419,382	(0.96%)	02/17/51	262,704	—	259,431	(3,273)
CMBX.NA.AJ.4	JPM	USD	258,975	(0.96%)	02/17/51	50,993	—	47,335	(3,658)
CMBX.NA.AJ.4	CBK	USD	1,020,959	(0.96%)	02/17/51	190,821	—	186,608	(4,213)
CMBX.NA.AJ.4	JPM	USD	308,778	(0.96%)	02/17/51	60,825	—	56,438	(4,387)
CMBX.NA.AJ.4	JPM	USD	89,645	(0.96%)	02/17/51	21,828	—	16,385	(5,443)
CMBX.NA.AJ.4	CSI	USD	547,832	(0.96%)	02/17/51	108,037	—	100,131	(7,906)
CMBX.NA.AJ.4	DEUT	USD	1,284,914	(0.96%)	02/17/51	247,314	—	234,854	(12,460)
CMBX.NA.AJ.4	MSC	USD	747,043	(0.96%)	02/17/51	149,109	—	136,543	(12,566)
CMBX.NA.AJ.4	MSC	USD	752,023	(0.96%)	02/17/51	150,091	—	137,452	(12,639)
CMBX.NA.AJ.4	MSC	USD	1,867,608	(0.96%)	02/17/51	730,279	—	341,356	(388,923)
CMBX.NA.AM.2	JPM	USD	265,000	(0.50%)	03/15/49	1,938	—	1,188	(750)
CMBX.NA.AM.2	JPM	USD	275,000	(0.50%)	03/15/49	4,320	—	1,234	(3,086)
CMBX.NA.AM.2	JPM	USD	650,000	(0.50%)	03/15/49	8,329	—	2,915	(5,414)
CMBX.NA.AM.2	JPM	USD	385,000	(0.50%)	03/15/49	12,518	—	1,727	(10,791)
CMBX.NA.AM.2	MSC	USD	705,000	(0.50%)	03/15/49	34,796	—	3,162	(31,634)
CMBX.NA.AM.2	DEUT	USD	3,645,000	(0.50%)	03/15/49	209,588	—	16,350	(193,238)
CMBX.NA.AM.2	CSI	USD	3,645,000	(0.50%)	03/15/49	223,256	—	16,349	(206,907)
CMBX.NA.AM.4	CSI	USD	40,000	(0.50%)	02/17/51	1,128	—	898	(230)
CMBX.NA.AM.4	JPM	USD	40,000	(0.50%)	02/17/51	1,921	—	897	(1,024)
CMBX.NA.AM.4	JPM	USD	100,000	(0.50%)	02/17/51	4,180	—	2,244	(1,936)

The accompanying notes are an integral part of these financial statements.

159

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AM.4	JPM	USD	60,000	(0.50%)	02/17/51	$4,802	$—	$1,347	$(3,455)
CMBX.NA.AM.4	MSC	USD	105,000	(0.50%)	02/17/51	10,579	—	2,356	(8,223)
CMBX.NA.AM.4	MSC	USD	1,105,000	(0.50%)	02/17/51	247,644	—	24,798	(222,846)
CMBX.NA.AS.6	CSI	USD	100,000	(1.00%)	05/11/63	822	—	(49)	(871)
CMBX.NA.AS.6	CSI	USD	245,000	(1.00%)	05/11/63	1,048	—	(120)	(1,168)
CMBX.NA.AS.6	CSI	USD	105,000	(1.00%)	05/11/63	1,647	—	(51)	(1,698)
CMBX.NA.AS.6	CSI	USD	3,165,000	(1.00%)	05/11/63	41,736	—	(1,557)	(43,293)
CMBX.NA.AS.7	CSI	USD	120,000	(1.00%)	01/17/47	975	—	814	(161)
CMBX.NA.AS.7	CSI	USD	50,000	(1.00%)	01/17/47	803	—	339	(464)
CMBX.NA.AS.7	CSI	USD	50,000	(1.00%)	01/17/47	1,158	—	339	(819)
CMBX.NA.AS.7	CSI	USD	780,000	(1.00%)	01/17/47	13,534	—	5,288	(8,246)
CMBX.NA.AS.7	CBK	USD	1,445,000	(1.00%)	01/17/47	33,574	—	9,797	(23,777)
CMBX.NA.AS.7	CSI	USD	1,560,000	(1.00%)	01/17/47	36,397	—	10,576	(25,821)

Total						$15,566,767	$(71,124)	$12,589,976	$(2,905,667)

Sell protection:
CMBX.NA.A.2	JPM	USD	24,319	0.25%	03/15/49	$—	$(15,801)	$(15,482)	$319
CMBX.NA.A.2	DEUT	USD	28,331	0.25%	03/15/49	—	(17,546)	(18,036)	(490)
CMBX.NA.A.2	BOA	USD	867,371	0.25%	03/15/49	—	(494,826)	(552,004)	(57,178)
CMBX.NA.A.8	BOA	USD	1,175,000	2.00%	10/17/57	—	(13,324)	(15,903)	(2,579)
CMBX.NA.AAA.6	UBS	USD	7,225,000	0.50%	05/11/63	—	(192,487)	(96,827)	95,660
CMBX.NA.AAA.6	DEUT	USD	5,425,000	0.50%	05/11/63	—	(132,233)	(72,705)	59,528
CMBX.NA.AAA.6	CSI	USD	2,235,000	0.50%	05/11/63	—	(82,963)	(29,953)	53,010
CMBX.NA.AAA.6	CSI	USD	4,875,000	0.50%	05/11/63	—	(109,272)	(65,333)	43,939
CMBX.NA.AAA.6	BOA	USD	2,545,000	0.50%	05/11/63	—	(66,507)	(34,108)	32,399
CMBX.NA.AAA.6	UBS	USD	2,775,000	0.50%	05/11/63	—	(64,492)	(37,190)	27,302
CMBX.NA.AAA.6	MSC	USD	2,435,000	0.50%	05/11/63	—	(54,573)	(32,633)	21,940
CMBX.NA.AAA.6	CSI	USD	3,310,000	0.50%	05/11/63	—	(64,493)	(44,360)	20,133
CMBX.NA.AAA.6	MSC	USD	1,390,000	0.50%	05/11/63	—	(36,856)	(18,628)	18,228
CMBX.NA.AAA.6	UBS	USD	1,840,000	0.50%	05/11/63	—	(41,489)	(24,659)	16,830
CMBX.NA.AAA.6	CSI	USD	1,840,000	0.50%	05/11/63	—	(35,477)	(24,659)	10,818
CMBX.NA.AAA.6	DEUT	USD	1,220,000	0.50%	05/11/63	—	(26,977)	(16,350)	10,627
CMBX.NA.AAA.6	CSI	USD	855,000	0.50%	05/11/63	—	(21,007)	(11,459)	9,548
CMBX.NA.AAA.6	CSI	USD	875,000	0.50%	05/11/63	—	(17,555)	(11,727)	5,828
CMBX.NA.AAA.6	DEUT	USD	2,430,000	0.50%	05/11/63	—	(36,756)	(32,566)	4,190
CMBX.NA.AAA.6	GSC	USD	130,000	0.50%	05/11/63	—	(2,792)	(1,742)	1,050
CMBX.NA.AAA.7	CSI	USD	1,455,000	0.50%	01/17/47	—	(40,858)	(34,172)	6,686
CMBX.NA.AAA.7	CSI	USD	975,000	0.50%	01/17/47	—	(24,971)	(22,899)	2,072
CMBX.NA.AAA.7	BOA	USD	2,375,000	0.50%	01/17/47	—	(57,806)	(55,781)	2,025
CMBX.NA.AAA.7	MSC	USD	145,000	0.50%	01/17/47	—	(4,370)	(3,406)	964
CMBX.NA.AAA.8	CSI	USD	3,800,000	0.50%	10/17/57	—	(173,848)	(134,145)	39,703
CMBX.NA.AAA.8	MSC	USD	1,210,000	0.50%	10/17/57	—	(56,035)	(42,715)	13,320
CMBX.NA.AAA.8	BCLY	USD	770,000	0.50%	10/17/57	—	(35,852)	(27,182)	8,670
CMBX.NA.AAA.8	MSC	USD	340,000	0.50%	10/17/57	—	(15,796)	(12,002)	3,794
CMBX.NA.AAA.8	MSC	USD	140,000	0.50%	10/17/57	—	(5,827)	(4,942)	885
CMBX.NA.BB.6	CSI	USD	40,000	5.00%	10/17/57	—	(2,443)	(2,247)	196
CMBX.NA.BB.6	BOA	USD	1,945,000	5.00%	05/11/63	—	(18,567)	18,743	37,310
CMBX.NA.BB.6	CSI	USD	1,280,000	5.00%	05/11/63	—	(22,960)	12,335	35,295
CMBX.NA.BB.6	CBK	USD	1,515,000	5.00%	05/11/63	—	(11,555)	14,599	26,154
CMBX.NA.BB.6	CSI	USD	1,470,000	5.00%	05/11/63	—	(9,820)	14,165	23,985
CMBX.NA.BB.6	CSI	USD	1,520,000	5.00%	05/11/63	—	—	14,647	14,647
CMBX.NA.BB.6	CSI	USD	525,000	5.00%	05/11/63	3,057	—	5,095	2,038
CMBX.NA.BB.6	CSI	USD	2,495,000	5.00%	05/11/63	42,405	—	24,043	(18,362)
CMBX.NA.BB.7	GSC	USD	1,625,000	5.00%	01/17/47	—	(96,455)	(14,193)	82,262
CMBX.NA.BB.7	CSI	USD	990,000	5.00%	01/17/47	—	(48,943)	(8,647)	40,296
CMBX.NA.BB.7	CSI	USD	655,000	5.00%	01/17/47	—	(41,028)	(5,721)	35,307
CMBX.NA.BB.7	CSI	USD	630,000	5.00%	01/17/47	—	(34,481)	(5,502)	28,979
CMBX.NA.BB.7	BOA	USD	685,000	5.00%	01/17/47	—	(31,613)	(5,982)	25,631

The accompanying notes are an integral part of these financial statements.

160

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BB.7	DEUT	USD	290,000	5.00%	01/17/47	$—	$(2,917)	$(2,533)	$384
CMBX.NA.BB.7	CSI	USD	705,000	5.00%	01/17/47	7,179	—	(6,157)	(13,336)
CMBX.NA.BB.8	BOA	USD	1,100,000	5.00%	10/17/57	—	(79,499)	(61,767)	17,732
CMBX.NA.BB.8	CSI	USD	365,000	5.00%	10/17/57	—	(26,594)	(20,496)	6,098
CMBX.NA.BB.8	CSI	USD	375,000	5.00%	10/17/57	—	(23,734)	(21,057)	2,677
CMBX.NA.BB.8	GSC	USD	380,000	5.00%	10/17/57	—	(20,074)	(21,337)	(1,263)
CMBX.NA.BB.8	GSC	USD	755,000	5.00%	10/17/57	—	(40,452)	(42,500)	(2,048)
CMBX.NA.BBB.7	CSI	USD	1,160,000	3.00%	01/17/47	—	(19,880)	(9,741)	10,139
CMBX.NA.BBB.8	CSI	USD	1,285,000	3.00%	10/17/57	—	(68,872)	(59,027)	9,845
PrimeX.ARM.2	MSC	USD	2,053,649	4.58%	12/25/37	—	(150,712)	86,788	237,500
PrimeX.ARM.2	JPM	USD	171,751	4.58%	12/25/37	5,472	—	7,259	1,787
PrimeX.ARM.2	JPM	USD	72,381	4.58%	12/25/37	2,189	—	3,059	870
PrimeX.ARM.2	JPM	USD	69,927	4.58%	12/25/37	2,140	—	2,947	807
PrimeX.ARM.2	JPM	USD	55,206	4.58%	12/25/37	1,537	—	2,326	789
PrimeX.ARM.2	MSC	USD	101,824	4.58%	12/25/37	3,402	—	3,809	407

Total						$67,381	$(2,693,388)	$(1,570,660)	$1,055,347

Total traded indices						$15,634,148	$(2,764,512)	$11,019,316	$(1,850,320)

Credit default swaps on single-name issues:
Buy protection:
Brazil (Federative Republic of)	GSC	USD	1,155,000	(1.00%) /2.68%	12/20/19	$46,354	$—	$59,548	$13,194
Brazil (Federative Republic of)	JPM	USD	570,000	(1.00%) /2.69%	12/20/19	26,834	—	29,372	2,538
Darden Restaurants, Inc.	BCLY	USD	—	(1.00%) /0.88%	12/20/19	60	—	—	(60)
Russia (Federation of)	GSC	USD	1,200,000	(1.00%) /4.07%	12/20/19	241,555	—	124,061	(117,494)

Total						$314,803	$—	$212,981	$(101,822)

Credit default swaps on single-name issues:
Sell protection:
Penerbangan Malaysia Bhd	JPM	USD	960,000	1.00% /1.21%	06/20/20	$—	$(11,062)	$(8,991)	$2,071

Total single-name issues						$314,803	$(11,062)	$203,990	$(99,751)

Total OTC contracts						$15,948,951	$(2,775,574)	$11,223,306	$(1,950,071)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Centrally Cleared Credit Default Swap Contracts Outstanding April 30, 2015
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.24	USD	23,922,000	(5.00%)	06/20/20	(1,769,095)	$(1,808,906)	$(39,811)
ITRAXX.EUR.23	EUR	9,869,000	(1.00%)	06/20/20	(208,965)	(234,505)	(25,540)
ITRAXX.XOV.22	EUR	22,262,000	(5.00%)	12/20/19	(2,133,277)	(2,573,096)	(439,819)

Total					$(4,111,337)	$(4,616,507)	$(505,170)

The accompanying notes are an integral part of these financial statements.

161

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding April 30, 2015 - (continued)
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.IG.23	USD	42,538,500	1.00%	12/20/19	$748,210	$745,305	$(2,905)

Total					$(3,363,127)	$(3,871,202)	$(508,075)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
DEUT	1.46% Fixed	CPURNSA	USD	46,460,000	03/02/17	$—	$—	$9,977	$9,977
DEUT	1.48% Fixed	CPURNSA	USD	21,610,000	03/02/17	—	—	(2,953)	(2,953)
BCLY	1.53% Fixed	CPURNSA	USD	22,823,000	03/03/17	—	—	(21,935)	(21,935)

Total						$—	$—	$(14,911)	$(14,911)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
BRL	Buy	05/05/15	GSC	$771,646	$765,348	$(6,298)
BRL	Buy	05/05/15	UBS	2,116,301	2,029,331	(86,970)
BRL	Buy	06/02/15	GSC	1,519,923	1,551,798	31,875
BRL	Sell	05/05/15	UBS	771,646	765,348	6,298
BRL	Sell	05/05/15	GSC	736,255	765,348	(29,093)
BRL	Sell	05/05/15	UBS	1,186,090	1,263,983	(77,893)
BRL	Sell	06/02/15	UBS	2,096,311	2,009,464	86,847
CAD	Buy	06/17/15	RBC	2,813,762	2,791,355	(22,407)
CAD	Sell	06/17/15	TDB	2,671,777	2,791,355	(119,578)
COP	Buy	06/17/15	SCB	633,651	694,891	61,240
COP	Buy	06/17/15	SSG	467,557	490,273	22,716
COP	Sell	06/17/15	BOA	344,558	379,637	(35,079)
COP	Sell	06/17/15	JPM	377,957	421,396	(43,439)
COP	Sell	06/17/15	JPM	443,852	490,273	(46,421)
COP	Sell	06/17/15	UBS	651,795	717,513	(65,718)
CZK	Sell	06/17/15	BNP	1,817,200	1,843,717	(26,517)
EUR	Buy	05/04/15	DEUT	283,090	286,006	2,916
EUR	Buy	05/29/15	DEUT	2,357,462	2,437,528	80,066
EUR	Buy	06/17/15	BNP	2,031,259	2,078,587	47,328
EUR	Buy	06/17/15	BOA	1,734,892	1,769,607	34,715
EUR	Buy	06/17/15	BNP	1,818,580	1,842,640	24,060
EUR	Buy	06/17/15	DEUT	1,110,911	1,122,437	11,526
EUR	Sell	05/04/15	DEUT	1,110,831	1,122,275	(11,444)
EUR	Sell	05/29/15	DEUT	247,921	250,493	(2,572)
EUR	Sell	05/29/15	DEUT	21,753,833	22,492,652	(738,819)
EUR	Sell	06/17/15	UBS	379,374	392,123	(12,749)
EUR	Sell	06/17/15	RBC	538,653	567,398	(28,745)
EUR	Sell	06/17/15	BCLY	939,477	971,880	(32,403)
EUR	Sell	06/17/15	SSG	1,413,100	1,460,629	(47,529)
EUR	Sell	06/17/15	SSG	936,498	988,733	(52,235)
EUR	Sell	06/17/15	NAB	1,871,038	1,977,466	(106,428)
EUR	Sell	06/17/15	RBS	1,863,357	1,975,219	(111,862)

The accompanying notes are an integral part of these financial statements.

162

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
EUR	Sell	06/17/15	BCLY	$3,613,272	$3,848,194	$(234,922)
EUR	Sell	09/18/15	SSG	1,713,821	1,490,829	222,992
EUR	Sell	03/15/17	BOA	3,472,479	3,702,925	(230,446)
GBP	Buy	06/17/15	RBS	192,777	196,414	3,637
GBP	Buy	06/17/15	BCLY	194,330	197,948	3,618
GBP	Sell	05/29/15	GSC	5,622,767	5,742,737	(119,970)
GBP	Sell	06/17/15	BOA	1,798,428	1,792,271	6,157
GBP	Sell	06/17/15	BCLY	617,638	629,136	(11,498)
GBP	Sell	06/17/15	RBS	617,487	629,136	(11,649)
HKD	Sell	03/03/16	GSC	2,549,586	2,551,013	(1,427)
IDR	Sell	06/17/15	DEUT	149,924	150,205	(281)
IDR	Sell	06/17/15	UBS	1,219,851	1,252,878	(33,027)
INR	Buy	06/17/15	BCLY	1,832,379	1,795,546	(36,833)
KZT	Sell	05/18/15	JPM	1,450,365	1,537,554	(87,189)
MXN	Buy	06/17/15	JPM	1,884,172	1,859,692	(24,480)
MXN	Buy	06/17/15	JPM	1,886,109	1,859,693	(26,416)
MXN	Buy	06/17/15	GSC	2,177,627	2,119,517	(58,110)
MXN	Sell	06/17/15	GSC	1,815,620	1,766,156	49,464
MXN	Sell	06/17/15	BOA	1,812,546	1,783,240	29,306
MXN	Sell	06/17/15	RBC	4,075,035	4,130,882	(55,847)
MXN	Sell	06/17/15	MSC	4,074,074	4,130,882	(56,808)
MYR	Buy	06/17/15	DEUT	929,730	961,767	32,037
NGN	Buy	10/08/15	SSG	2,733,818	2,372,154	(361,664)
NGN	Sell	10/08/15	SSG	1,153,664	1,166,504	(12,840)
NGN	Sell	10/08/15	CBK	1,106,088	1,205,650	(99,562)
RON	Buy	06/17/15	BNP	2,231,954	2,383,607	151,653
RON	Sell	06/17/15	CBK	2,231,560	2,383,607	(152,047)
RSD	Buy	09/18/15	SSG	1,582,183	1,442,954	(139,229)
RUB	Buy	05/15/15	CSFB	666,993	656,637	(10,356)
RUB	Sell	05/15/15	JPM	1,372,312	1,379,885	(7,573)
TRY	Sell	06/17/15	JPM	811,881	800,394	11,487
TRY	Sell	06/17/15	JPM	1,546,939	1,537,716	9,223
UYU	Sell	06/17/15	HSBC	1,746,563	1,754,386	(7,823)
ZAR	Buy	06/17/15	DEUT	851,817	838,928	(12,889)
ZAR	Sell	06/17/15	BCLY	817,572	838,928	(21,356)
ZAR	Sell	06/17/15	SSG	1,992,681	2,014,345	(21,664)

Total						$(2,610,944)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
RON	New Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

163

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

164

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$578,665,947	$—	$578,665,947	$—
Corporate Bonds	615,742,986	—	615,742,986	—
Foreign Government Obligations	51,759,994	—	51,759,994	—
Municipal Bonds	19,939,400	—	19,939,400	—
Senior Floating Rate Interests	96,312,605	—	96,312,605	—
U.S. Government Agencies	848,496,856	—	848,496,856	—
U.S. Government Securities	167,398,940	—	167,398,940	—
Preferred Stocks	1,055,087	1,055,087	—	—
Short-Term Investments	243,297,619	198,797,619	44,500,000	—
Purchased Options	245,423	—	245,423	—

Total	$2,622,914,857	$199,852,706	$2,423,062,151	$—

Foreign Currency Contracts (2)	$929,161	$—	$929,161	$—
Futures Contracts (2)	362,966	362,966	—	—
Swaps - Credit Default (2)	1,327,761	—	1,327,761	—
Swaps - Interest Rate (2)	9,977	—	9,977	—

Total	$2,629,865	$362,966	$2,266,899	$—

Liabilities
Foreign Currency Contracts (2)	$(3,540,105)	$—	$(3,540,105)	$—
Futures Contracts (2)	(1,269,386)	(1,269,386)	—	—
Swaps - Credit Default (2)	(3,785,907)	—	(3,785,907)	—
Swaps - Interest Rate (2)	(24,888)	—	(24,888)	—
TBA Sale Commitments	(110,457,515)	—	(110,457,515)	—
Written Options	(1,482,466)	—	(1,482,466)	—

Total	$(120,560,267)	$(1,269,386)	$(119,290,881)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $24,763,619 were transferred from Level 1 to Level 2, and investments valued at $382,528 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

165

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Corporate Bonds	Total
Beginning balance	$47,161,181	$1,250,000	$48,411,181
Purchases	910,665	—	910,665
Sales	(9,958,762)	—	(9,958,762)
Accrued discounts/(premiums)	391,535	—	391,535
Total realized gain/(loss)	1,441,829	—	1,441,829
Net change in unrealized appreciation/depreciation	(1,621,683)	—	(1,621,683)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	(38,324,765)	(1,250,000)	(39,574,765)

Ending balance	$—	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

166

The Hartford Unconstrained Bond Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	62.3%
Aa / AA	2.7
A	3.1
Baa / BBB	10.2
Ba / BB	20.9
B	10.9
Caa / CCC or Lower	11.1
Not Rated	5.1
Non-Debt Securities and Other Short-Term Instruments	1.9
Other Assets & Liabilities	(28.2)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.1%

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	27.6%
Corporate Bonds	21.9
Foreign Government Obligations	6.4
Municipal Bonds	1.0
Senior Floating Rate Interests	17.3
U.S. Government Agencies	41.1
U.S. Government Securities	11.0

Total	126.3%

Short-Term Investments	1.8
Purchased Options	0.0
Other Assets & Liabilities	(28.2)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

167

The Hartford Unconstrained Bond Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 27.6%
		Asset-Backed - Finance & Insurance - 11.6%
		Apidos CLO
$	390,000	1.77%, 01/16/2027 (1)(2)	$390,546
		Atlas Senior Loan Fund Ltd.
	395,000	1.82%, 10/15/2026 (1)(2)	395,513
	335,000	1.83%, 07/16/2026 (1)(2)	335,569
		Babson CLO Ltd.
	425,000	1.71%, 04/20/2027 (1)(2)	424,405
		Carlyle Global Market Strategies
	390,000	1.58%, 07/20/2023 (1)(2)	389,922
	270,000	1.74%, 04/27/2027 (1)(2)(3)	269,865
		Cent CLO Ltd.
	500,000	1.51%, 08/01/2024 (1)(2)	499,750
	275,000	1.77%, 04/17/2026 (1)(2)	274,863
	360,000	1.77%, 07/27/2026 (1)(2)	360,288
		CIFC Funding Ltd.
	205,000	1.41%, 08/14/2024 (1)(2)	204,980
	395,000	1.74%, 05/24/2026 (1)(2)	394,447
		Dryden Senior Loan Fund
	300,000	1.56%, 11/15/2023 (1)(2)	300,000
	275,000	2.62%, 11/09/2025 (1)(2)	280,583
		Equity One ABS, Inc.
	20,989	5.46%, 12/25/2033 (2)	13,558
		Galaxy CLO Ltd.
	315,000	1.81%, 01/24/2027 (1)(2)	314,370
	250,000	2.38%, 07/15/2026 (1)(2)	253,250
		Gramercy Park CLO Ltd.
	340,000	1.57%, 07/17/2023 (1)(2)	341,292
		GSAMP Trust
	171,672	0.27%, 01/25/2037 (2)	101,803
		ING Investment Management CLO Ltd.
	280,000	1.78%, 04/18/2026 (1)(2)	279,636
		Long Beach Asset Holdings Corp.
	45,120	5.78%, 04/25/2046 (1)(4)(5)	—
		Madison Park Funding Ltd.
	250,000	2.43%, 07/20/2026 (1)(2)	249,975
	325,000	2.61%, 01/27/2026 (1)(2)	329,388
		Magnetite CLO Ltd.
	480,000	1.70%, 07/25/2026 (1)(2)	479,136
	250,000	1.75%, 04/15/2026 (1)(2)	250,200
		Neuberger Berman CLO Ltd.
	400,000	1.72%, 08/04/2025 (1)(2)	399,280
		Oaktree EIF II Ltd.
	275,000	1.91%, 02/15/2026 (1)(2)	275,495
		OCP CLO Ltd.
	375,000	1.80%, 04/17/2027 (1)(2)	374,437
		OHA Credit Partners VII Ltd.
	200,000	1.68%, 11/20/2023 (1)(2)	199,480
		OHA Loan Funding Ltd.
	345,000	1.77%, 02/15/2027 (1)(2)	345,655
		OZLM Funding Ltd.
	360,000	1.73%, 04/30/2027 (2)	358,956
		Race Point IX CLO Ltd.
	325,000	1.77%, 04/15/2027 (1)(2)	325,325
		Securitized Asset Backed Receivables LLC
	278,135	0.27%, 07/25/2036 (2)	137,405
		Sound Point CLO Ltd.
	250,000	1.65%, 01/21/2026 (1)(2)	248,550
	270,000	1.79%, 04/15/2027 (1)(2)	269,190
		SpringCastle America Funding LLC
	335,577	2.70%, 05/25/2023 (1)	337,274

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 27.6% - (continued)
		Asset-Backed - Finance & Insurance - 11.6% - (continued)
		Symphony CLO Ltd.
$	430,000	1.54%, 07/23/2023 (1)(2)	$429,785
	395,000	1.72%, 10/17/2026 (1)(2)	394,802
		Tremen Park Ltd.
	275,000	1.76%, 04/20/2027 (1)(2)	274,863
		Venture CLO Ltd.
	500,000	1.58%, 11/14/2022 (1)(2)(3)	499,750
		Voya CLO Ltd.
	255,000	1.76%, 04/18/2027 (1)(2)	255,255
	350,000	2.68%, 10/14/2026 (1)(2)	351,575

			12,610,416

		Asset-Backed - Home Equity - 1.7%
		Asset Backed Funding Certificates
	69,746	0.40%, 01/25/2037 (2)	43,159
		GSAA Home Equity Trust
	23,022	0.23%, 12/25/2046 (2)	15,985
	472,888	0.26%, 02/25/2037 (2)	254,628
	134,125	0.27%, 03/25/2037 (2)	72,577
	32,997	0.35%, 03/25/2047 (2)	16,718
	319,460	0.36%, 11/25/2036 (2)	173,361
	176,295	0.42%, 11/25/2036 (2)	107,972
	33,200	0.48%, 03/25/2036 (2)	23,748
	154,173	0.50%, 04/25/2047 (2)	102,904
	397,658	5.99%, 06/25/2036 (2)	230,451
		Morgan Stanley ABS Capital I
	39,799	0.33%, 06/25/2036 (2)	36,322
		Morgan Stanley Mortgage Loan Trust
	508,380	0.35%, 11/25/2036 (2)	246,086
		Nationstar NIM Ltd.
	22,008	9.79%, 03/25/2037 (1)(4)(5)	—
		Soundview Home Loan Trust
	685,063	0.42%, 07/25/2036 (2)	430,245
	160,000	0.43%, 11/25/2036 (2)	110,270

			1,864,426

		Commercial Mortgage-Backed Securities - 3.7%
		Bear Stearns Commercial Mortgage Securities, Inc.
	100,000	5.29%, 10/12/2042	100,117
		Citigroup Commercial Mortgage Trust
	40,000	4.56%, 03/10/2047 (1)(2)	32,735
	30,000	5.06%, 03/10/2047 (1)(2)	29,595
		Cobalt CMBS Commercial Mortgage Trust
	40,000	5.25%, 08/15/2048	41,194
		Commercial Mortgage Pass-Through Certificates
	1,309,655	2.42%, 07/10/2046 (1)(2)(6)	57,695
	15,000	3.96%, 03/10/2047	16,320
	100,000	4.75%, 10/15/2045 (1)(2)	79,063
		Community or Commercial Mortgage Trust
	65,000	4.73%, 10/15/2045 (1)(2)	53,882
		CS First Boston Mortgage Securities Corp.
	170,000	4.77%, 07/15/2037	169,910
	347,855	4.88%, 04/15/2037	348,195
		GS Mortgage Securities Trust
	4,810,896	0.35%, 07/10/2046 (2)(6)	51,260
	623,374	1.83%, 08/10/2044 (1)(2)(6)	33,628
	90,000	3.58%, 06/10/2047 (1)	66,843
	100,166	3.67%, 04/10/2047 (1)	71,493

The accompanying notes are an integral part of these financial statements.

168

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 27.6% - (continued)
		Commercial Mortgage-Backed Securities - 3.7% - (continued)
$	395,000	5.02%, 11/10/2045 (1)(2)	$399,966
	175,000	5.03%, 04/10/2047 (1)(2)	170,289
		Hilton USA Trust
	98,547	2.92%, 11/05/2030 (1)(2)	98,546
	310,422	3.92%, 11/05/2030 (1)(2)	310,321
		JP Morgan Chase Commercial Mortgage Securities Corp.
	110,923	4.57%, 12/15/2047 (1)(2)	102,006
		JP Morgan Chase Commercial Mortgage Securities Trust
	105,000	2.75%, 10/15/2045 (1)(2)	84,264
	100,000	4.82%, 10/15/2045 (1)(2)	101,301
		JPMBB Commercial Mortgage Securities Trust
	1,775,932	1.03%, 09/15/2047 (2)(6)	88,225
		Merrill Lynch Mortgage Investors Trust
	100,000	5.14%, 07/12/2038 (2)	100,360
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	130,000	5.42%, 08/12/2048	137,045
		Morgan Stanley Bank of America Merrill Lynch Trust
	105,000	4.50%, 08/15/2045 (1)	82,683
		Morgan Stanley Capital I Trust
	100,000	5.36%, 07/15/2049 (1)(2)	91,633
	30,000	5.55%, 10/12/2052 (1)(2)	30,386
	20,000	5.55%, 10/12/2052 (1)(2)	20,111
		UBS-Barclays Commercial Mortgage Trust
	65,000	4.23%, 03/10/2046 (1)(2)	55,018
		VNDO Mortgage Trust
	160,000	4.08%, 12/13/2029 (1)(2)	166,383
		Wachovia Bank Commercial Mortgage Trust
	125,000	5.66%, 03/15/2042 (1)(2)	124,724
		Wells Fargo Commercial Mortgage Trust
	15,000	4.11%, 05/15/2048 (2)	13,774
		WF-RBS Commercial Mortgage Trust
	235,599	3.02%, 11/15/2047 (1)	167,566
	375,000	4.96%, 11/15/2045 (1)(2)	347,551
	45,000	5.00%, 06/15/2044 (1)(2)	42,752
	55,215	5.00%, 04/15/2045 (1)(2)	45,152
	65,000	5.75%, 04/15/2045 (1)(2)	70,238

			4,002,224

		Whole Loan Collateral CMO - 10.5%
		Adjustable Rate Mortgage Trust
	32,833	0.43%, 01/25/2036 (2)	27,552
	84,508	0.45%, 11/25/2035 (2)	77,001
	127,780	0.68%, 01/25/2036 (2)	110,399
		American Home Mortgage Assets Trust
	88,197	0.31%, 03/25/2047 (2)	69,976
	183,273	1.08%, 10/25/2046 (2)	130,306
		Banc of America Funding Corp.
	173,990	0.37%, 10/20/2036 (2)	130,185
	52,907	5.85%, 01/25/2037	42,444
		Banc of America Mortgage Trust
	107,918	2.67%, 09/25/2035 (2)	98,826
		BCAP LLC Trust
	174,020	0.35%, 01/25/2037 (2)	137,945
	213,481	0.36%, 03/25/2037 (2)	181,115
		Bear Stearns Adjustable Rate Mortgage Trust
	53,860	2.36%, 02/25/2036 (2)	53,698

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 27.6% - (continued)
		Whole Loan Collateral CMO - 10.5% - (continued)
		Bear Stearns Alt-A Trust
$	413,744	0.50%, 08/25/2036 (2)	$310,135
	88,770	0.68%, 01/25/2036 (2)	69,950
		Bear Stearns Mortgage Funding Trust
	124,919	0.36%, 10/25/2036 (2)	97,312
		Chase Mortgage Finance Trust
	350,000	5.50%, 11/25/2035	343,897
		CHL Mortgage Pass-Through Trust
	20,345	0.52%, 03/25/2035 (2)	16,681
		Connecticut Avenue Securities Series
	50,000	2.78%, 05/25/2024 (2)	46,619
	235,000	3.08%, 07/25/2024 (2)	222,692
	310,000	3.18%, 07/25/2024 (2)	296,981
	125,000	5.08%, 11/25/2024 (2)	132,976
		Countrywide Alternative Loan Trust
	159,787	0.50%, 11/25/2035 (2)	130,879
	656,935	0.58%, 10/25/2036 (2)	471,106
	282,451	5.50%, 12/25/2035	248,602
	391,884	5.75%, 05/25/2036	348,301
	321,998	6.00%, 05/25/2036	277,538
		Countrywide Home Loans, Inc.
	281,371	2.55%, 09/25/2047 (2)	250,311
	103,021	5.75%, 08/25/2037	97,969
		Deutsche Alt-A Securities Mortgage Loan Trust
	93,212	0.33%, 03/25/2037 (2)	66,686
		Downey S & L Association Mortgage Loan Trust
	489,921	1.05%, 03/19/2046 (2)	376,408
		First Horizon Mortgage Pass-Through Trust
	235,415	2.60%, 08/25/2037 (2)	193,346
		GMAC Mortgage Corp. Loan Trust
	114,995	2.94%, 09/19/2035 (2)	107,351
	29,265	2.98%, 04/19/2036 (2)	25,954
		GSR Mortgage Loan Trust
	381,366	2.65%, 04/25/2035 (2)	368,129
	477,808	2.71%, 01/25/2036 (2)	442,541
	102,330	2.76%, 10/25/2035 (2)	89,100
		HarborView Mortgage Loan Trust
	223,586	0.37%, 01/19/2038 (2)	188,667
	873,682	0.42%, 12/19/2036 (2)	617,876
	204,704	0.51%, 09/19/2035 (2)	161,586
	13,155	0.88%, 01/19/2035 (2)	9,158
	378,619	2.62%, 01/19/2035 (2)	351,149
		IndyMac Index Mortgage Loan Trust
	70,592	0.42%, 07/25/2035 (2)	61,305
	123,778	0.46%, 07/25/2035 (2)	103,044
	79,369	0.47%, 01/25/2036 (2)	55,122
	470,826	0.58%, 07/25/2046 (2)	262,986
		JP Morgan Mortgage Trust
	147,978	2.39%, 11/25/2035 (2)	140,224
	128,349	2.53%, 04/25/2037 (2)	114,576
	104,244	2.55%, 09/25/2035 (2)	99,356
	147,945	2.61%, 05/25/2036 (2)	131,320
	345,913	2.61%, 05/25/2036 (2)	317,208
		Lehman XS Trust
	116,906	0.39%, 07/25/2046 (2)	92,603
		Merrill Lynch Mortgage Investors Trust
	102,148	2.55%, 07/25/2035 (2)	82,762

The accompanying notes are an integral part of these financial statements.

169

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 27.6% - (continued)
		Whole Loan Collateral CMO - 10.5% - (continued)
		Morgan Stanley Mortgage Loan Trust
$	84,750	2.76%, 05/25/2036 (2)	$61,536
		Nomura Asset Acceptance Corp. Alternative Loan Trust
	582,370	3.47%, 06/25/2036 (2)	445,956
		RBSGC Mortgage Pass-Through Certificates
	124,765	6.25%, 01/25/2037	112,766
		Residential Accredit Loans, Inc.
	58,217	0.94%, 09/25/2046 (2)	39,378
	522,154	1.39%, 11/25/2037 (2)	333,387
		Residential Asset Securitization Trust
	85,243	0.63%, 03/25/2035 (2)	69,210
		Residential Funding Mortgage Securities, Inc.
	350,320	2.70%, 08/25/2035 (2)	277,630
	13,206	3.03%, 04/25/2037 (2)	11,512
		Sequoia Mortgage Trust
	92,219	2.49%, 07/20/2037 (2)	78,813
		Springleaf Mortgage Loan Trust
	240,000	3.52%, 12/25/2065 (1)(2)	244,595
		Structured Adjustable Rate Mortgage Loan Trust
	601,195	2.49%, 02/25/2036 (2)	482,893
		Structured Asset Mortgage Investments II Trust
	383,064	0.41%, 02/25/2036 (2)	305,316
		WaMu Mortgage Pass-Through Certificates Trust
	62,052	0.60%, 06/25/2044 (2)	57,408
	46,006	2.20%, 11/25/2046 (2)	41,466
		Wells Fargo Alternative Loan Trust
	53,902	2.57%, 12/28/2037 (2)	46,342

			11,488,061

		Whole Loan Collateral PAC - 0.1%
		Countrywide Alternative Loan Trust
	101,062	0.68%, 12/25/2035 (2)	72,491

		Total Asset & Commercial Mortgage Backed Securities (cost $29,224,430)	$30,037,618

CORPORATE BONDS - 21.9%
		Aerospace/Defense - 0.0%
		Triumph Group, Inc.
$	50,000	5.25%, 06/01/2022	$49,500

		Apparel - 0.3%
		Hanesbrands, Inc.
	90,000	6.38%, 12/15/2020	95,175
		William Carter Co.
	170,000	5.25%, 08/15/2021	176,375

			271,550

		Chemicals - 0.3%
		Eagle Spinco, Inc.
	110,000	4.63%, 02/15/2021	111,375
		NOVA Chemicals Corp.
	170,000	5.00%, 05/01/2025 (1)	179,137

			290,512

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 21.9% - (continued)
		Coal - 0.1%
		Peabody Energy Corp.
$	15,000	6.00%, 11/15/2018	$11,822
	90,000	6.50%, 09/15/2020	55,800

			67,622

		Commercial Banks - 8.1%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	600,000	7.00%, 02/19/2019 (2)(7)(8)	690,553
$	400,000	9.00%, 05/09/2018 (2)(7)(8)	432,500
		Banco do Brasil S.A.
	200,000	3.88%, 10/10/2022	189,100
	245,000	6.25%, 04/15/2024 (2)(7)(8)	181,349
		Banco Santander S.A.
EUR	900,000	6.25%, 03/12/2019 (2)(7)(8)	1,014,355
		Barclays Bank plc
$	200,000	7.75%, 04/10/2023 (2)	222,000
EUR	200,000	8.00%, 12/15/2020 (2)(7)	247,054
$	200,000	8.25%, 12/15/2018 (2)(7)	213,040
		CIT Group, Inc.
	80,000	5.25%, 03/15/2018	82,920
	104,000	5.50%, 02/15/2019 (1)	108,810
		Citigroup, Inc.
	190,000	6.68%, 09/13/2043	243,785
		Credit Agricole S.A.
EUR	225,000	6.50%, 06/23/2021 (2)(7)(8)	264,509
$	200,000	8.13%, 09/19/2033 (1)(2)	225,750
		Credit Suisse Group AG
EUR	200,000	5.75%, 09/18/2025 (2)(8)	259,445
$	100,000	7.88%, 02/24/2041 (2)(8)	105,875
		Export-Import Bank of India
	400,000	2.75%, 08/12/2020 (8)	395,464
		HSBC Holdings plc
	375,000	5.63%, 01/17/2020 (2)(7)	383,437
		JP Morgan Chase & Co.
	720,000	5.63%, 08/16/2043	839,758
		KBC Groep N.V.
EUR	125,000	5.63%, 03/19/2019 (2)(7)(8)	140,883
		Lloyds Banking Group plc
	375,000	6.38%, 06/27/2020 (2)(7)(8)	448,512
GBP	200,000	7.00%, 06/27/2019 (2)(7)(8)	314,300
		Morgan Stanley
$	90,000	4.30%, 01/27/2045	88,500
		Royal Bank of Scotland Group plc
	80,000	6.13%, 12/15/2022	88,753
		Societe Generale S.A.
	200,000	6.00%, 01/27/2020 (1)(2)(7)	190,620
EUR	275,000	6.75%, 04/07/2021 (2)(7)(8)	318,541
$	275,000	8.25%, 11/29/2018 (7)(8)	292,187
		Standard Chartered plc
	360,000	6.50%, 04/02/2020 (1)(2)(7)	363,745
		UBS Group AG
	200,000	7.13%, 02/19/2020 (2)(7)(8)	208,204
		UniCredit S.p.A.
	200,000	8.00%, 06/03/2024 (2)(7)(8)	204,400

			8,758,349

		Commercial Services - 0.5%
		ADT Corp.
	205,000	6.25%, 10/15/2021	220,375
		Cardtronics, Inc.
	50,000	5.13%, 08/01/2022 (1)	49,625

The accompanying notes are an integral part of these financial statements.

170

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 21.9% - (continued)
		Commercial Services - 0.5% - (continued)
		Sotheby’s
$	135,000	5.25%, 10/01/2022 (1)	$134,663
		United Rentals North America, Inc.
	40,000	4.63%, 07/15/2023	40,550
	55,000	5.50%, 07/15/2025	55,718

			500,931

		Construction Materials - 0.6%
		Building Materials Corp. of America
	95,000	5.38%, 11/15/2024 (1)	97,375
	75,000	6.75%, 05/01/2021 (1)	79,688
		Cemex S.A.B. de C.V.
EUR	100,000	4.38%, 03/05/2023 (1)	112,049
		Grupo Cementos de Chihuahua S.A.B. de C.V.
$	260,000	8.13%, 02/08/2020 (1)	281,450
		Norbord, Inc.
	90,000	6.25%, 04/15/2023 (1)	91,012

			661,574

		Diversified Financial Services - 0.7%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	150,000	4.50%, 05/15/2021 (1)	157,875
		Aircastle Ltd.
	35,000	5.50%, 02/15/2022	37,363
		Intercorp Peru Ltd.
	120,000	5.88%, 02/12/2025 (1)	121,200
		International Lease Finance Corp.
	140,000	5.88%, 04/01/2019	152,250
		Navient Corp.
	150,000	5.50%, 01/15/2019	152,475
	95,000	8.45%, 06/15/2018	105,991

			727,154

		Electric - 0.7%
		AES Corp.
	270,000	8.00%, 06/01/2020	314,550
		Eskom Holdings Ltd.
	325,000	5.75%, 01/26/2021 (1)	323,700
		NRG Energy, Inc.
	130,000	6.25%, 07/15/2022	134,875

			773,125

		Electrical Components & Equipment - 0.1%
		EnerSys
	85,000	5.00%, 04/30/2023 (1)	86,063

		Engineering & Construction - 0.3%
		SBA Tower Trust
	310,000	3.60%, 04/15/2043 (1)	309,617

		Environmental Control - 0.1%
		Clean Harbors, Inc.
	130,000	5.25%, 08/01/2020	133,900

		Food - 0.2%
		Marfrig Holding Europe B.V.
	200,000	6.88%, 06/24/2019 (8)	178,000

		Forest Products & Paper - 0.1%
		Cascades, Inc.
	20,000	5.50%, 07/15/2022 (1)	20,250
		Clearwater Paper Corp.
	90,000	5.38%, 02/01/2025 (1)	91,575

			111,825

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 21.9% - (continued)
		Gas - 0.0%
		Southern Star Central Corp.
$	15,000	5.13%, 07/15/2022 (1)	$15,600
		Healthcare-Services - 0.7%
		Community Health Systems, Inc.
	130,000	5.13%, 08/01/2021	134,550
		HCA, Inc.
	230,000	6.50%, 02/15/2020	262,200
		Tenet Healthcare Corp.
	240,000	6.00%, 10/01/2020	256,200
		Wellcare Health Plans, Inc.
	85,000	5.75%, 11/15/2020	90,100

			743,050

		Holding Companies-Diversified - 0.1%
		Hutchison Whampoa Europe Finance Ltd.
EUR	140,000	3.75%, 05/10/2018 (2)(7)(8)	161,459

		Home Builders - 0.2%
		Lennar Corp.
$	175,000	4.50%, 06/15/2019	180,250
		Ryland Group, Inc.
	67,000	5.38%, 10/01/2022	68,172

			248,422

		Insurance - 0.6%
		AXA S.A.
	295,000	6.46%, 12/14/2018 (1)(2)(7)	312,877
		Mapfre S.A.
EUR	300,000	5.92%, 07/24/2037 (2)	362,959

			675,836

		Internet - 0.3%
		Alibaba Group Holding Ltd.
$	220,000	3.60%, 11/28/2024 (8)	219,012
		Equinix, Inc.
	130,000	4.88%, 04/01/2020	134,225

			353,237

		Iron/Steel - 0.4%
		ArcelorMittal
	160,000	6.00%, 08/05/2020	167,000
		Steel Dynamics, Inc.
	45,000	5.13%, 10/01/2021 (1)	46,012
	20,000	5.50%, 10/01/2024 (1)	20,650
		United States Steel Corp.
	25,000	6.88%, 04/01/2021	25,188
	155,000	7.38%, 04/01/2020	161,975

			420,825

		IT Services - 0.1%
		NCR Corp.
	80,000	4.63%, 02/15/2021	79,400
	5,000	5.00%, 07/15/2022	4,938

			84,338

		Machinery - Contruction & Mining - 0.0%
		Oshkosh Corp.
	50,000	5.38%, 03/01/2025 (1)	51,875

		Machinery-Diversified - 0.1%
		Case New Holland Industrial, Inc.
	100,000	7.88%, 12/01/2017	110,250
		CNH Industrial Capital LLC
	45,000	3.38%, 07/15/2019 (1)	44,100

			154,350

The accompanying notes are an integral part of these financial statements.

171

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 21.9% - (continued)
		Media - 1.0%
		CCO Holdings LLC
$	165,000	5.25%, 09/30/2022	$164,876
	10,000	5.75%, 09/01/2023	10,100
		DISH DBS Corp.
	121,000	5.88%, 07/15/2022	121,908
	95,000	6.75%, 06/01/2021	100,589
		Gannett Co., Inc.
	165,000	4.88%, 09/15/2021 (1)	169,537
	20,000	5.13%, 10/15/2019	21,075
	115,000	5.13%, 07/15/2020	120,412
		Liberty Interactive LLC
	160,000	8.25%, 02/01/2030	177,200
		Videotron Ltd.
	45,000	5.00%, 07/15/2022	46,431
	125,000	5.38%, 06/15/2024 (1)	129,531

			1,061,659

		Mining - 0.4%
		FMG Resources August 2006 Pty Ltd.
	90,000	6.88%, 04/01/2022 (1)	68,175
		Southern Copper Corp.
	60,000	5.25%, 11/08/2042	55,159
	110,000	5.88%, 04/23/2045	108,163
		Vedanta Resources plc
	200,000	6.00%, 01/31/2019 (8)	188,500

			419,997

		Oil & Gas - 1.1%
		Antero Resources Corp.
	45,000	5.63%, 06/01/2023 (1)	45,956
		Concho Resources, Inc.
	25,000	6.50%, 01/15/2022	26,312
		Ecopetrol S.A.
	268,000	5.88%, 05/28/2045	256,945
		Harvest Operations Corp.
	21,000	6.88%, 10/01/2017	19,399
		MEG Energy Corp.
	50,000	7.00%, 03/31/2024 (1)	49,260
		Nexen Energy ULC
	20,000	5.88%, 03/10/2035	23,008
	105,000	6.40%, 05/15/2037	128,821
		Petrobras Global Finance B.V.
	120,000	4.38%, 05/20/2023	106,720
		Petroleos Mexicanos
	136,000	5.50%, 06/27/2044	134,164
MXN	2,500,000	7.47%, 11/12/2026	156,339
		QEP Resources, Inc.
$	5,000	6.80%, 03/01/2020	5,263
		SM Energy Co.
	15,000	6.13%, 11/15/2022 (1)	15,750
		Tesoro Corp.
	75,000	5.13%, 04/01/2024	76,875
		WPX Energy, Inc.
	35,000	5.25%, 09/15/2024	32,287
	105,000	6.00%, 01/15/2022	102,940
		YPF S.A.
	57,000	8.75%, 04/04/2024 (8)	59,485

			1,239,524

		Packaging & Containers - 0.1%
		Graphic Packaging International, Inc.
	125,000	4.88%, 11/15/2022	129,375

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 21.9% - (continued)
		Pipelines - 1.1%
		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp.
$	40,000	6.25%, 04/01/2023 (1)	$41,800
		DCP Midstream Operating L.P.
	16,000	4.95%, 04/01/2022	15,909
	15,000	5.60%, 04/01/2044	13,004
		Energy Transfer Equity L.P.
	650,000	5.95%, 10/01/2043	704,592
	130,000	7.50%, 10/15/2020	146,250
		MarkWest Energy Partners L.P.
	40,000	4.88%, 12/01/2024	41,376
	35,000	6.75%, 11/01/2020	36,575
		Tesoro Logistics L.P.
	45,000	5.50%, 10/15/2019 (1)	47,587
	125,000	6.25%, 10/15/2022 (1)	132,656

			1,179,749

		Retail - 0.2%
		Family Tree Escrow LLC
	30,000	5.75%, 03/01/2023 (1)	31,500
		Group 1 Automotive, Inc.
	80,000	5.00%, 06/01/2022 (1)	80,400
		Sally Holdings LLC
	105,000	5.75%, 06/01/2022	111,562

			223,462

		Savings & Loans - 0.5%
		Nationwide Building Society
GBP	350,000	6.88%, 06/20/2019 (7)(8)	539,936
		Semiconductors - 0.0%
		Sensata Technologies B.V.
$	45,000	5.00%, 10/01/2025 (1)	46,462
	5,000	5.63%, 11/01/2024 (1)	5,338

			51,800

		Shipbuilding - 0.1%
		Huntington Ingalls Industries, Inc.
	65,000	7.13%, 03/15/2021	69,713

		Software - 0.5%
		Activision Blizzard, Inc.
	245,000	5.63%, 09/15/2021 (1)	261,844
		Audatex North America, Inc.
	105,000	6.00%, 06/15/2021 (1)	108,445
	65,000	6.13%, 11/01/2023 (1)	67,762
		MSCI, Inc.
	25,000	5.25%, 11/15/2024 (1)	26,000
		Open Text Corp.
	25,000	5.63%, 01/15/2023 (1)	25,938

			489,989

		Telecommunications - 2.1%
		America Movil S.A.B. de C.V.
MXN	2,450,000	7.13%, 12/09/2024	158,191
		AT&T, Inc.
$	110,000	4.75%, 05/15/2046 (3)	107,540
		Mobile Telesystems OJSC via MTS International Funding Ltd.
	240,000	5.00%, 05/30/2023 (1)	214,920
		Rogers Communications, Inc.
	475,000	8.75%, 05/01/2032	673,814
		SoftBank Corp.
	200,000	4.50%, 04/15/2020 (1)	204,750

The accompanying notes are an integral part of these financial statements.

172

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 21.9% - (continued)
		Telecommunications - 2.1% - (continued)
		Sprint Communications, Inc.
$	147,000	7.00%, 03/01/2020 (1)	$162,619
	53,000	9.00%, 11/15/2018 (1)	60,304
		Sprint Corp.
	130,000	7.13%, 06/15/2024	124,962
		T-Mobile USA, Inc.
	125,000	6.46%, 04/28/2019	129,062
	125,000	6.63%, 11/15/2020	130,469
	100,000	6.84%, 04/28/2023	105,750
	285,000	VimpelCom Holdings B.V. 5.95%, 02/13/2023 (1)	259,350

			2,331,731

		Transportation - 0.2%
		Kazakhstan Temir Zholy Finance B.V.
	200,000	6.95%, 07/10/2042	204,000

		Total Corporate Bonds (cost $24,202,403)	$23,769,649

FOREIGN GOVERNMENT OBLIGATIONS - 6.4%
		Argentina - 0.1%
		Argentine Republic Government International Bond
	102,000	8.75%, 06/02/2017 (5)	$99,450

		Brazil - 0.7%
		Brazil Notas do Tesouro Nacional Serie B
BRL	662,942	6.00%, 08/15/2016 (9)	218,136
	1,548,612	6.00%, 05/15/2019 (9)	511,047

			729,183

		Colombia - 0.4%
		Colombian TES
COP	441,429,697	3.00%, 03/25/2033 (9)	163,452
	264,549,434	3.50%, 03/10/2021 (9)	114,718
	163,200,000	5.00%, 11/21/2018	68,101
		Empresa de Telecomunicaciones de Bogota
	156,000,000	7.00%, 01/17/2023 (8)	62,348

			408,619

		Costa Rica - 0.1%
		Costa Rica Government International Bond
CRC	59,300,000	9.20%, 03/27/2019 (1)	112,569

		Dominican Republic - 0.2%
		Dominican Republic International Bond
$	155,000	5.50%, 01/27/2025 (1)	160,038
	100,000	5.50%, 01/27/2025 (8)	103,250

			263,288

		El Salvador - 0.1%
		El Salvador Government International Bond
	56,000	5.88%, 01/30/2025 (8)	55,650

		Gabon - 0.2%
		Gabonese Republic
	200,000	6.38%, 12/12/2024 (8)	201,900

		Hungary - 0.1%
		Hungary Government International Bond
	96,000	5.38%, 03/25/2024	107,866

		Indonesia - 0.4%
		Indonesia Government International Bond
	327,000	4.63%, 04/15/2043 (8)	317,190

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 6.4% - (continued)
		Indonesia - 0.4% - (continued)
		Indonesia Treasury Bond
IDR	2,004,000,000	8.38%, 03/15/2024	$161,170

			478,360

		Mexico - 1.2%
		Mexican Bonos
MXN	5,780,100	5.00%, 12/11/2019	373,074
		Mexican Udibonos
	5,980,310	4.00%, 11/15/2040 (9)	428,090
		Mexico Government International Bond
EUR	316,000	3.00%, 03/06/2045	359,256
GBP	100,000	5.63%, 03/19/2114	159,998

			1,320,418

		Montenegro - 0.2%
		Montenegro Government International Bond
EUR	190,000	3.88%, 03/18/2020 (1)	208,157

		Panama - 0.2%
		Panama Government International Bond
$	200,000	3.75%, 03/16/2025	202,500

		Peru - 0.1%
		Peruvian Government International Bond
	67,000	5.63%, 11/18/2050	80,568

		Romania - 0.2%
		Romania Government Bond
RON	350,000	5.85%, 04/26/2023	105,438
		Romanian Government International Bond
EUR	91,000	2.88%, 10/28/2024 (8)	109,459

			214,897

		Russia - 0.5%
		Russian Federal Bond - OFZ
RUB	13,125,000	7.50%, 02/27/2019	228,688
		Russian Foreign Bond - Eurobond
EUR	200,000	3.63%, 09/16/2020 (8)	219,461
$	110,625	7.50%, 03/31/2030 (8)	129,401

			577,550

		South Africa - 0.4%
		South Africa Government Bond
ZAR	3,825,000	7.75%, 02/28/2023	321,080
	2,070,000	8.00%, 01/31/2030	168,262

			489,342

		Turkey - 0.6%
		Turkey Government Bond
TRY	546,318	2.50%, 05/04/2016 (9)	203,903
	572,000	9.00%, 01/27/2016	212,205
		Turkey Government International Bond
$	200,000	5.75%, 03/22/2024	220,408

			636,516

		Uruguay - 0.7%
		Uruguay Government International Bond
UYU	16,948,253	4.25%, 04/05/2027	636,913
	4,612,757	4.38%, 12/15/2028 (9)	175,048

			811,961

		Total Foreign Government Obligations (cost $7,236,778)	$6,998,794

The accompanying notes are an integral part of these financial statements.

173

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
MUNICIPAL BONDS - 1.0%
		General - 0.8%
		Chicago Transit Auth.
$	210,000	6.90%, 12/01/2040	$265,938
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	530,000	6.15%, 07/01/2038	199,418
	350,000	6.20%, 07/01/2039	131,691
	530,000	6.30%, 07/01/2043	199,412
	120,000	6.55%, 07/01/2058	45,150

			841,609

		Higher Education - 0.2%
		University of California
	190,000	4.60%, 05/15/2031	205,436

		Total Municipal Bonds (cost $1,287,928)	$1,047,045

SENIOR FLOATING RATE INTERESTS - 17.3% (10)
		Aerospace/Defense - 0.5%
		DigitalGlobe, Inc.
	318,500	3.75%, 01/31/2020	$319,163
		Fly Funding II
	232,910	3.50%, 08/09/2019	233,243

			552,406

		Agriculture - 0.2%
		Pinnacle Operating Corp.
	170,643	4.75%, 11/15/2018	170,856

		Airlines - 0.2%
		Delta Air Lines, Inc.
	215,693	3.25%, 04/20/2017	215,613

		Auto Manufacturers - 0.1%
		Navistar International Corp.
	80,910	5.75%, 08/17/2017	81,264

		Auto Parts & Equipment - 0.3%
		Goodyear Tire and Rubber Co.
	208,333	4.75%, 04/30/2019	210,102
		MPG Holdco I Inc.
	98,269	4.25%, 10/20/2021	98,269

			308,371

		Biotechnology - 0.3%
		Alkermes, Inc.
	97,500	3.50%, 09/18/2019	97,530
		PQ Corp.
	200,388	4.00%, 08/07/2017	200,416

			297,946

		Chemicals - 0.6%
		AIlnex (Luxembourg) & Cy SCA
	74,372	4.50%, 10/03/2019	74,837
		AIlnex USA, Inc.
	38,588	4.50%, 10/03/2019	38,829
		Ineos U.S. Finance LLC
	212,440	3.75%, 05/04/2018	212,733
		Minerals Technologies, Inc.
	132,749	4.00%, 05/07/2021	133,331
		Nexeo Solutions LLC
	204,750	5.00%, 09/08/2017	201,935

			661,665

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 17.3% (10) - (continued)
		Coal - 0.2%
		Arch Coal, Inc.
$	277,174	6.25%, 05/16/2018	$206,067

		Commercial Services - 0.8%
		Acosta Holdco, Inc.
	129,350	1.00%, 09/26/2021	130,751
		AlixPartners LLP
	195,066	4.00%, 07/10/2020	196,037
	105,000	9.00%, 07/10/2021	105,919
		Alliance Laundry System LLC
	95,143	4.25%, 12/10/2018	95,381
		Interactive Data Corp.
	114,138	4.75%, 05/02/2021	114,815
		Moneygram International, Inc.
	100,193	4.25%, 03/27/2020	94,181
		Weight Watchers International, Inc.
	227,073	4.00%, 04/02/2020	120,785

			857,869

		Distribution/Wholesale - 0.2%
		FPC Holdings, Inc.
	156,400	5.25%, 11/19/2019	155,130
		Power Buyer LLC
	87,333	4.25%, 05/06/2020	87,224
	4,675	4.25%, 05/06/2020	4,669

			247,023

		Diversified Financial Services - 0.1%
		Samson Investment Co.
	100,000	5.00%, 09/25/2018	47,600
		Walter Investment Management Corp.
	98,534	4.75%, 12/19/2020	94,018

			141,618

		Electric - 0.5%
		Calpine Corp.
	103,350	4.00%, 10/09/2019	103,781
		Chief Exploration & Development LLC
	100,000	7.50%, 05/12/2021	94,550
		Seadrill Partners Finco LLC
	227,397	4.00%, 02/21/2021	185,897
		Texas Competitive Electric Holdings Co. LLC
	100,000	4.67%, 10/10/2017 (11)	61,818
		TXU Energy
	84,653	3.75%, 05/05/2016	85,055

			531,101

		Electronics - 0.6%
		CDW LLC
	340,586	3.25%, 04/29/2020	340,120
		Ceridian LLC
	122,672	4.50%, 09/15/2020	122,058
		Eagle Parent, Inc.
	234,768	4.00%, 05/16/2018	235,648

			697,826

		Energy-Alternate Sources - 0.1%
		EMG Utica LLC
	130,000	4.75%, 03/27/2020	124,150

		Entertainment - 0.5%
		Party City Holdings, Inc.
	190,160	4.00%, 07/27/2019	190,609

The accompanying notes are an integral part of these financial statements.

174

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 17.3% (10) - (continued)
		Entertainment - 0.5% - (continued)
		Scientific Games Corp.
$	134,663	6.00%, 10/01/2021	$136,009
		Tribune Co.
	200,000	4.00%, 12/27/2020	200,876

			527,494

		Food - 0.7%
		Albertson’s Holdings LLC
	180,000	5.50%, 08/25/2021	181,825
		Burger King
	99,117	4.50%, 12/12/2021	100,199
		H.J. Heinz Co.
	277,191	3.25%, 06/05/2020	277,537
		U.S. Foods, Inc.
	221,063	4.50%, 03/31/2019	221,708

			781,269

		Healthcare-Products - 0.1%
		Truven Health Analytics
	97,265	4.50%, 06/06/2019	97,306
		Healthcare-Services - 1.0%
		American Renal Holdings, Inc.
	104,979	8.50%, 03/20/2020	104,585
		Catalent Pharma Solutions, Inc
	121,593	4.25%, 05/20/2021	122,589
		Community Health Systems, Inc.
	148,125	4.25%, 01/27/2021	149,003
		DaVita HealthCare Partners, Inc.
	119,100	3.50%, 06/24/2021	119,413
		Medpace Holdings, Inc.
	120,991	4.75%, 04/01/2021	121,444
		Ortho-Clinical Diagnostics, Inc.
	138,950	4.75%, 06/30/2021	138,464
		U.S. Renal Care, Inc.
	195,030	4.25%, 07/03/2019	195,923
	135,000	10.25%, 01/03/2020	135,844

			1,087,265

		Insurance - 1.2%
		Asurion LLC
	238,463	5.00%, 05/24/2019	239,612
	205,000	8.50%, 03/03/2021	207,767
		CGSC of Delaware Holdings Corp.
	98,250	5.00%, 04/16/2020	93,337
		Evertec Group LLC
	108,075	3.50%, 04/17/2020	107,175
		National Financial Partners Corp.
	98,505	4.50%, 07/01/2020	98,875
		Sedgwick Claims Management Services, Inc.
	420,750	3.75%, 03/01/2021	417,969
	140,000	6.75%, 02/28/2022	138,032

			1,302,767

		Internet - 0.1%
		ION Trading Technologies S.a.r.l.
	150,000	7.25%, 06/10/2022	148,624

		Leisure Time - 0.4%
		Aristocrat Leisure Ltd.
	131,885	4.75%, 10/20/2021	132,973
		Delta 2 (LUX) S.a.r.l.
	200,000	4.75%, 07/30/2021	200,158
	130,000	7.75%, 07/31/2022	130,122

			463,253

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 17.3% (10) - (continued)
		Lodging - 0.6%
		Caesars Entertainment Operating Co.
$	486,554	11.00%, 03/01/2017	$443,981
		Caesars Growth Properties Holdings LLC
	99,250	6.25%, 05/08/2021	88,680
		La Quinta Intermediate Holdings LLC
	95,638	4.00%, 04/14/2021	95,906

			628,567

		Machinery - Contruction & Mining - 0.2%
		American Rock Salt Holdings LLC
	218,350	4.75%, 05/20/2021	219,551

		Machinery-Diversified - 0.2%
		Gates Global, Inc.
	189,050	4.25%, 07/05/2021	189,050

		Media - 0.6%
		Advantage Sales & Marketing, Inc.
	134,500	4.25%, 07/23/2021	134,904
		Getty Images, Inc.
	127,075	4.75%, 10/18/2019	109,619
		ION Media Networks, Inc.
	99,002	4.75%, 12/18/2020	99,744
		Numericable U.S. LLC
	138,806	4.50%, 05/21/2020	139,326
	160,444	4.50%, 05/21/2020	161,046

			644,639

		Metal Fabricate/Hardware - 0.2%
		Rexnord LLC
	192,075	4.00%, 08/21/2020	192,663

		Mining - 0.4%
		FMG Resources August 2006 Pty Ltd.
	297,421	3.75%, 06/30/2019	268,193
		Novelis, Inc.
	155,857	3.75%, 03/10/2017	156,052

			424,245

		Miscellaneous Manufacturing - 0.4%
		Sram LLC
	281,010	4.02%, 04/10/2020	280,540
		Wireco Worldgroup, Inc.
	133,673	6.00%, 02/15/2017	133,673

			414,213

		Oil & Gas - 0.6%
		Energy Transfer Equity L.P.
	105,000	4.00%, 12/02/2019	105,246
		NGPL Pipeco LLC
	274,240	6.75%, 09/15/2017	265,370
		Pinnacle Holding Co.
	217,487	4.75%, 07/30/2019	197,913
		Shelf Drilling Midco Ltd.
	100,000	10.00%, 10/08/2018	67,750
		Templar Energy LLC
	100,000	8.50%, 11/25/2020	75,375

			711,654

		Packaging & Containers - 0.6%
		BWAY Holding Co., Inc.
	133,988	5.50%, 08/14/2020	135,327
		Reynolds Group Holdings, Inc.
	315,241	4.50%, 12/01/2018	318,236

The accompanying notes are an integral part of these financial statements.

175

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 17.3% (10) - (continued)
		Packaging & Containers - 0.6% - (continued)
		Signode Industrial Group U.S., Inc.
$	174,389	3.75%, 05/01/2021	$174,007
		Tekni-Plex, Inc.
	25,000	3.50%, 04/01/2022(12)	25,055

			652,625

		Pharmaceuticals - 0.1%
		PRA Holdings, Inc.
	160,852	4.50%, 09/23/2020	161,776

		Pipelines - 0.2%
		EP Energy LLC
	142,500	4.50%, 04/30/2019	142,322
		Philadelphia Energy Solutions LLC
	98,000	6.25%, 04/04/2018	96,040

			238,362

		Real Estate - 0.1%
		Realogy Corp.
	4,168	2.26%, 10/10/2016	4,126
	136,320	3.75%, 03/05/2020	136,790

			140,916

		Retail - 0.5%
		Aristocrat Leisure Ltd.
	140,000	5.00%, 03/11/2022	141,656
		Dollar Tree, Inc.
	105,000	4.25%, 03/09/2022	106,300
		Michaels Stores, Inc.
	112,700	3.75%, 01/28/2020	112,950
		Neiman Marcus Group, Inc.
	153,450	4.25%, 10/25/2020	153,751
		Staples, Inc.
	65,000	3.50%, 04/07/2021 (12)	65,220

			579,877

		Semiconductors - 0.6%
		Avago Technologies Cayman Ltd.
	172,703	3.75%, 05/06/2021	173,423
		Freescale Semiconductor, Inc.
	490,047	4.25%, 02/28/2020	491,885

			665,308

		Software - 1.7%
		First Data Corp.
	750,000	3.68%, 03/24/2018	751,410
		Infor U.S., Inc.
	195,923	3.75%, 06/03/2020	195,543
		Kronos, Inc.
	441,929	4.50%, 10/30/2019	444,219
	129,654	9.75%, 04/30/2020	133,745
		Magic Newco LLC
	287,630	5.00%, 12/12/2018	288,649

			1,813,566

		Telecommunications - 1.3%
		Altice Financing S.A.
	158,000	5.50%, 07/02/2019	160,501
		Entravision Communications Corp.
	90,500	3.50%, 05/31/2020	90,009
		Intelsat Jackson Holdings S.A.
	191,301	3.75%, 06/30/2019	191,062
		Level 3 Financing, Inc.
	320,000	4.00%, 08/01/2019	320,598

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 17.3% (10) - (continued)
		Telecommunications - 1.3% - (continued)
		Salem Communications Corp.
$	191,800	4.50%, 03/13/2020	$191,881
		Univision Communications, Inc.
	102,880	4.00%, 03/01/2020	102,912
	195,848	4.00%, 03/01/2020	195,956
		West Corp.
	116,174	3.25%, 06/30/2018	116,319

			1,369,238

		Trucking & Leasing - 0.3%
		Consolidated Container Co.
	277,875	5.00%, 07/03/2019	276,902

		Total Senior Floating Rate Interests (cost $19,135,296)	$18,824,905

U.S. GOVERNMENT AGENCIES - 41.1%
		FHLMC - 10.7%
	182,169	3.00%, 08/01/2029	$191,938
	600,000	3.00%, 05/01/2030 (13)	628,031
	1,400,000	3.00%, 05/01/2045 (13)	1,421,875
	500,000	3.50%, 05/01/2030 (13)	531,422
	456,299	3.50%, 08/01/2034	480,350
	1,900,000	3.50%, 05/01/2045 (13)	1,987,690
	1,000,000	3.50%, 06/01/2045 (13)	1,043,770
	392,078	4.00%, 05/01/2042	419,484
	103,657	4.00%, 08/01/2042	111,485
	163,613	4.00%, 09/01/2042	175,990
	92,310	4.00%, 07/01/2044	99,429
	675,000	4.00%, 05/01/2045 (13)	720,288
	700,000	4.00%, 06/01/2045 (13)	745,981
	1,200,000	4.50%, 05/01/2045 (13)	1,304,700
	100,000	5.00%, 05/01/2045 (13)	111,082
	663,427	5.50%, 12/01/2037	748,045
	759,912	5.50%, 01/01/2039	857,345

			11,578,905

		FNMA - 22.8%
	571,953	2.14%, 11/01/2022	570,260
	423,417	2.15%, 10/01/2022	422,600
	195,034	2.20%, 12/01/2022	195,190
	114,800	2.28%, 11/01/2022	115,003
	100,733	2.34%, 11/01/2022	101,271
	90,348	2.40%, 10/01/2022	90,887
	76,341	2.42%, 11/01/2022	76,867
	5,000	2.44%, 01/01/2023	5,016
	81,502	2.47%, 11/01/2022	82,300
	1,350,000	2.50%, 05/01/2030 (13)	1,383,987
	4,802	2.66%, 09/01/2022	4,908
	305,000	2.66%, 03/01/2027	304,965
	310,000	2.66%, 03/01/2027	309,964
	55,000	2.76%, 05/01/2021	57,008
	9,451	2.78%, 04/01/2022	9,774
	235,000	2.78%, 02/01/2027	237,586
	123,000	2.78%, 03/01/2027	124,323
	9,450	2.98%, 01/01/2022	9,883
	200,000	3.00%, 05/01/2030 (13)	209,287
	1,885,000	3.00%, 05/01/2045 (13)	1,918,028
	30,000	3.16%, 12/01/2026	31,400
	4,804	3.20%, 04/01/2022	5,087
	50,000	3.21%, 05/01/2023	52,816
	25,200	3.24%, 12/01/2026	26,542

The accompanying notes are an integral part of these financial statements.

176

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT AGENCIES - 41.1% - (continued)
		FNMA - 22.8% - (continued)
$	80,000	3.24%, 12/01/2026	$82,965
	49,320	3.26%, 05/01/2024	52,145
	275,000	3.30%, 11/01/2026	288,468
	198,910	3.30%, 12/01/2026	209,926
	25,083	3.34%, 04/01/2024	26,686
	9,962	3.45%, 01/01/2024	10,661
	9,893	3.47%, 01/01/2024	10,602
	8,900,000	3.50%, 05/01/2045 (13)	9,324,140
	24,608	3.67%, 08/01/2023	26,803
	5,000	3.70%, 10/01/2023	5,455
	10,000	3.76%, 03/01/2024	10,936
	15,000	3.86%, 12/01/2025	16,497
	5,000	3.86%, 11/01/2023	5,531
	24,475	3.87%, 10/01/2025	26,976
	34,694	3.89%, 05/01/2030	38,196
	35,000	3.93%, 10/01/2023	38,818
	9,880	3.96%, 05/01/2034	11,053
	10,000	3.97%, 05/01/2029	11,173
	600,000	4.00%, 05/01/2030 (13)	633,281
	70,059	4.00%, 08/01/2042	75,461
	1,225,000	4.00%, 05/01/2045 (13)	1,309,003
	900,000	4.00%, 06/01/2045 (13)	960,451
	97,989	4.02%, 11/01/2028	109,814
	48,995	4.02%, 11/01/2028	54,907
	19,395	4.06%, 10/01/2028	21,806
	3,800,000	4.50%, 05/01/2045 (13)	4,135,765
	500,000	5.00%, 05/13/2045	556,887
	317,384	5.50%, 06/25/2042 (6)	51,023
	295,211	6.00%, 09/01/2039	336,892

			24,787,273

		GNMA - 7.6%
	1,100,000	3.00%, 05/01/2045 (13)	1,130,078
	1,200,000	3.50%, 05/01/2045 (13)	1,264,734
	500,000	3.50%, 05/01/2045 (13)	527,461
	300,000	3.50%, 06/01/2045 (13)	315,469
	300,000	3.50%, 06/01/2045 (13)	315,680
	800,000	4.00%, 05/01/2045 (13)	864,100
	800,000	4.00%, 05/01/2045 (13)	854,844
	849,739	4.50%, 09/20/2041	924,232
	172,373	5.00%, 06/15/2041	192,797
	221,136	5.00%, 10/16/2041 (6)	40,370
	351,675	5.00%, 03/15/2044	394,387
	400,000	5.00%, 05/01/2045 (13)	447,182
	3,027	6.00%, 08/15/2032	3,451
	260,660	6.00%, 06/15/2036	302,026
	72,122	6.00%, 08/15/2036	82,083
	57,908	6.00%, 12/15/2038	65,906
	54,454	6.00%, 01/15/2039	61,974
	123,950	6.00%, 01/15/2039	141,069
	193,874	6.00%, 12/15/2040	220,650
	100,000	6.00%, 05/01/2045 (13)	113,750

			8,262,243

		Total U.S. Government Agencies (cost $44,504,857)	$44,628,421

U.S. GOVERNMENT SECURITIES - 11.0%
		U.S. Treasury Securities - 11.0%
		U.S. Treasury Bonds - 0.8%
	89,177	0.25%, 01/15/2025 (9)	$90,320
	124,505	2.38%, 01/15/2025 (9)	151,410

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT SECURITIES - 11.0% - (continued)
		U.S. Treasury Securities - 11.0% - (continued)
		U.S. Treasury Bonds - 0.8% - (continued)
$	150,000	2.50%, 02/15/2045	$142,500
	103,000	2.88%, 05/15/2043	105,535
	70,000	3.13%, 02/15/2042	75,299
	100,000	3.13%, 08/15/2044	107,695
	89,000	3.50%, 02/15/2039	101,808
	53,000	5.38%, 02/15/2031	73,918

			848,485

		U.S. Treasury Notes - 10.2%
	505,039	0.13%, 04/15/2016 (9)	511,234
	258,318	0.13%, 04/15/2017 (9)	263,827
	203,052	0.13%, 04/15/2018 (9)	207,890
	75,118	0.13%, 04/15/2019 (9)	76,837
	215,497	0.13%, 04/15/2020 (9)	219,857
	202,197	0.13%, 01/15/2022 (9)	204,567
	178,596	0.13%, 07/15/2022 (9)	181,359
	254,188	0.13%, 01/15/2023 (9)	256,292
	148,259	0.13%, 07/15/2024 (9)	149,092
	136,143	0.38%, 07/15/2023 (9)	140,238
	260,320	0.63%, 07/15/2021 (9)	273,601
	160,931	0.63%, 01/15/2024 (9)	168,550
	160,928	1.13%, 01/15/2021 (9)	173,148
	134,516	1.25%, 07/15/2020 (9)	146,297
	136,041	1.38%, 07/15/2018 (9)	145,925
	135,660	1.38%, 01/15/2020 (9)	147,043
	84,019	1.63%, 01/15/2018 (9)	89,703
	82,436	1.88%, 07/15/2019 (9)	91,079
	266,049	2.00%, 01/15/2016 (9)	272,721
	136,638	2.13%, 01/15/2019 (9)	150,622
	203,658	2.38%, 01/15/2017 (9)	215,909
	203,368	2.50%, 07/15/2016 (9)	213,631
	169,854	2.63%, 07/15/2017 (9)	184,597
	225,000	0.50%, 02/28/2017	224,877
	375,000	0.88%, 07/31/2019	368,408
	200,000	1.00%, 03/15/2018	200,594
	2,775,000	1.00%, 05/31/2018 (14)	2,778,036
	215,000	1.38%, 02/28/2019	216,361
	225,000	1.38%, 02/29/2020	224,473
	150,000	1.75%, 02/28/2022	149,566
	125,000	2.25%, 11/15/2024	127,315
	200,000	2.50%, 05/15/2024	208,234
	2,065,000	3.25%, 03/31/2017 (15)(16)	2,169,863

			11,151,746

		Total U.S. Government Securities (cost $11,890,359)	$12,000,231

PREFERRED STOCKS - 0.1%
		Diversified Financials - 0.1%
	30	Citigroup Capital	$777
	2,150	GMAC Capital Trust I Series 2	56,502

		Total Preferred Stocks (cost $55,122)	$57,279

		Total Long-Term Investments (cost $137,537,173)	$137,363,942

The accompanying notes are an integral part of these financial statements.

177

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount	Market Value*

SHORT-TERM INVESTMENTS - 1.8%
	Other Investment Pools & Funds - 1.8%
$1,998,698	Fidelity Money Market Class 1		$1,998,698

	Total Short-Term Investments (cost $1,998,698)		$1,998,698

	Total Investments Excluding Purchased Options (cost $139,535,871)	128.2%	$139,362,640

	Total Purchased Options (cost $73,775)	0.0%	$33,768

	Total Investments (cost $139,609,646) ^	128.2%	$139,396,408
	Other Assets and Liabilities	(28.2)%	(30,689,094)

	Total Net Assets	100.0%	$108,707,314

The accompanying notes are an integral part of these financial statements.

178

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $139,621,824 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,226,154
Unrealized Depreciation	(2,451,570)

Net Unrealized Depreciation	$(225,416)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $21,431,079, which represents 19.7% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(3)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities were $879,608 at April 30, 2015.

(4)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(6)	Securities disclosed are interest-only strips.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $7,816,128, which represents 7.2% of total net assets.

(9)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2015.

(11)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(12)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2015, the aggregate value of the unfunded commitment was $90,275, which rounds to zero percent of total net assets.

(13)	Represents or includes a TBA transaction.

(14)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts

(15)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

179

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
BRL Call/USD Put	JPM	2.42 BRL per USD	09/28/15	BRL	70,000	$9	$498	$(489)
BRL Call/USD Put	JPM	2.42 BRL per USD	09/28/15	BRL	650,000	90	1,010	(920)
BRL Call/USD Put	BOA	2.97 BRL per USD	06/02/15	BRL	1,090,000	5,008	8,466	(3,458)
CNY Call/USD Put	DEUT	6.15 CNY per USD	05/07/15	CNY	11,852,500	854	4,047	(3,193)
EUR Call/USD Put	BOA	1.14 EUR per USD	08/20/15	EUR	195,000	3,714	6,262	(2,548)
EUR Call/USD Put	BNP	1.12 EUR per USD	06/02/15	EUR	255,000	5,575	4,066	1,509
EUR Call/USD Put	BOA	1.27 EUR per USD	01/07/16	EUR	2,190,000	5,646	32,661	(27,015)
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	2,385,000	1,009	1,043	(34)
MYR Call/USD Put	GSC	3.65 MYR per USD	05/22/15	MYR	800,000	5,137	4,746	391
RUB Call/USD Put	BOA	51.49 RUB per USD	05/14/15	RUB	2,000,000	950	1,287	(337)
RUB Call/USD Put	GSC	36.97 RUB per USD	09/02/15	RUB	11,000,000	326	3,977	(3,651)
TRY Call/USD Put	BOA	2.72 TRY per USD	06/29/15	TRY	570,000	5,450	5,712	(262)

Total Calls					33,057,500	$33,768	$73,775	$(40,007)

Total purchased option contracts					33,057,500	$33,768	$73,775	$(40,007)

OTC Swaption Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.EUR.23	CSI	287.50 EUR	05/20/15	EUR	(5,105,000)	$(64,441)	(54,815)	$(9,626)
Credit Default Swaption ITRAXX.EUR.23	BOA	262.50 EUR	05/20/15	EUR	(3,555,000)	(14,152)	(37,877)	23,725
Interest Rate Swaption USD	BNP	2.67% USD	04/14/25	USD	(275,000)	(36,776)	(40,314)	3,538

Total Calls					(8,935,000)	$(115,369)	$(133,006)	$17,637

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.EUR.23	CSI	287.50 EUR	05/20/15	EUR	(5,105,000)	$(27,420)	(43,852)	$16,432
Credit Default Swaption ITRAXX.EUR.23	BOA	262.50 EUR	05/20/15	EUR	(3,555,000)	(38,728)	(30,112)	(8,616)
Interest Rate Swaption USD	BNP	2.67% USD	04/14/25	USD	(275,000)	(41,248)	(40,315)	(933)

Total Puts					(8,935,000)	$(107,396)	$(114,279)	$6,883

Futures Contracts Outstanding at April 30, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Long Gilt Future	15	06/26/2015	$2,723,335	$2,719,712	$(3,623)
U.S. Treasury 5-Year Note Future	95	06/30/2015	11,455,217	11,412,618	(42,599)
U.S. Treasury CME Ultra Long Term Bond Future	3	06/19/2015	509,536	493,500	(16,036)

Total					$(62,258)

Short position contracts:
90-Day Euro Future	44	12/14/2015	$10,934,459	$10,932,900	$1,559
Euro-Bund Future	8	06/08/2015	1,416,038	1,407,605	8,433
U.S. Treasury 10-Year Note Future	210	06/19/2015	27,027,445	26,958,750	68,695
U.S. Treasury 2-Year Note Future	52	06/30/2015	11,404,977	11,401,812	3,165
U.S. Treasury Long Bond Future	6	06/19/2015	963,560	957,563	5,997

Total					$87,849

Total futures contracts					$25,591

The accompanying notes are an integral part of these financial statements.

180

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

TBA Sale Commitments Outstanding at April 30, 2015

Description	Principal Amount	Maturity Date	Market Value *	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.50%	$300,000	05/01/2045	$338,553	$(1,006)
FNMA, 3.00%	900,000	05/01/2030	941,794	535
FNMA, 3.00%	1,725,000	05/01/2045	1,755,224	1,846
FNMA, 3.50%	500,000	05/01/2030	530,781	234
FNMA, 4.00%	1,500,000	05/01/2045	1,602,861	(1,611)
FNMA, 4.50%	1,400,000	06/01/2045	1,521,953	(2,297)
FNMA, 5.50%	300,000	05/01/2045	339,629	(442)
GNMA, 3.00%	200,000	05/01/2045	205,637	895
GNMA, 3.50%	1,200,000	05/01/2045	1,264,734	1,008
GNMA, 4.00%	800,000	05/01/2045	854,844	(1,719)
GNMA, 4.50%	200,000	05/01/2045	220,352	(39)
GNMA, 4.50%	1,000,000	05/01/2045	1,083,633	(39)

Total			$10,659,995	$(2,635)

At April 30, 2015, the aggregate market value of these securities represents (9.8)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	119,696	(0.32%)	07/25/45	$31,420	$—	$24,598	$(6,822)
ABX.HE.AAA.06-1	JPM	USD	38,492	(0.18%)	07/25/45	722	—	731	9
ABX.HE.AAA.06-1	MSC	USD	8,248	(0.18%)	07/25/45	167	—	157	(10)
ABX.HE.AAA.06-1	JPM	USD	2,749	(0.18%)	07/25/45	69	—	53	(16)
ABX.HE.AAA.06-1	JPM	USD	1,375	(0.18%)	07/25/45	53	—	26	(27)
ABX.HE.AAA.06-1	JPM	USD	9,623	(0.18%)	07/25/45	234	—	184	(50)
ABX.HE.AAA.06-1	JPM	USD	6,874	(0.18%)	07/25/45	184	—	131	(53)
ABX.HE.AAA.06-1	MSC	USD	20,621	(0.18%)	07/25/45	612	—	392	(220)
ABX.HE.AAA.06-1	BOA	USD	13,747	(0.18%)	07/25/45	748	—	262	(486)
ABX.HE.AAA.06-1	BCLY	USD	8,248	(0.18%)	07/25/45	768	—	158	(610)
ABX.HE.AAA.06-1	MSC	USD	12,373	(0.18%)	07/25/45	1,257	—	236	(1,021)
ABX.HE.AAA.06-1	GSC	USD	24,745	(0.18%)	07/25/45	2,227	—	469	(1,758)
ABX.HE.AAA.06-2	BOA	USD	344,313	(0.11%)	05/25/46	71,103	—	65,362	(5,741)
ABX.HE.AAA.07	MSC	USD	98,078	(0.09%)	08/25/37	24,913	—	23,241	(1,672)
ABX.HE.AAA.07-1	MSC	USD	171,636	(0.09%)	08/25/37	41,399	—	40,673	(726)
ABX.HE.AAA.07-1	MSC	USD	298,319	(0.09%)	08/25/37	71,972	—	70,693	(1,279)
ABX.HE.AAA.07-1	GSC	USD	114,424	(0.09%)	08/25/37	28,418	—	27,115	(1,303)
ABX.HE.AAA.07-1	JPM	USD	85,818	(0.09%)	08/25/37	22,108	—	20,337	(1,771)
ABX.HE.AAA.07-1	CSI	USD	290,146	(0.09%)	08/25/37	82,857	—	68,757	(14,100)
ABX.HE.PENAAA.06-2	JPM	USD	54,081	(0.11%)	05/25/46	7,343	—	6,574	(769)
ABX.HE.PENAAA.06-2	JPM	USD	51,308	(0.11%)	05/25/46	9,931	—	6,237	(3,694)
ABX.HE.PENAAA.06-2	BCLY	USD	30,507	(0.11%)	05/25/46	8,724	—	3,708	(5,016)
ABX.HE.PENAAA.06-2	MSC	USD	183,044	(0.11%)	05/25/46	40,041	—	22,249	(17,792)
ABX.HE.PENAAA.06-2	GSC	USD	169,177	(0.11%)	05/25/46	42,294	—	20,564	(21,730)
ABX.HE.PENAAA.06-2	JPM	USD	177,497	(0.11%)	05/25/46	46,593	—	21,575	(25,018)
CDX.EM.22	BNP	USD	335,000	(1.00%)	12/20/19	38,314	—	35,717	(2,597)
CDX.EM.22	DEUT	USD	1,090,000	(1.00%)	12/20/19	122,621	—	116,214	(6,407)
CDX.EM.22	GSC	USD	3,419,000	(1.00%)	12/20/19	403,268	—	364,434	(38,834)
CMBX.NA.A.7	JPM	USD	205,000	(2.00%)	01/17/47	—	(4,247)	(934)	3,313
CMBX.NA.A.7	JPM	USD	45,000	(2.00%)	01/17/47	—	(87)	(205)	(118)
CMBX.NA.AA.2	CSI	USD	226,283	(0.15%)	03/15/49	69,473	—	72,405	2,932
CMBX.NA.AA.2	CSI	USD	212,140	(0.15%)	03/15/49	67,256	—	67,879	623
CMBX.NA.AA.2	CSI	USD	37,714	(0.15%)	03/15/49	11,643	—	12,067	424
CMBX.NA.AA.2	MSC	USD	127,284	(0.15%)	03/15/49	50,782	—	40,728	(10,054)

The accompanying notes are an integral part of these financial statements.

181

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AA.2	BOA	USD	183,855	(0.15%)	03/15/49	$69,693	$—	$58,829	$(10,864)
CMBX.NA.AA.2	BOA	USD	216,854	(0.15%)	03/15/49	82,202	—	69,388	(12,814)
CMBX.NA.AA.2	JPM	USD	273,425	(0.15%)	03/15/49	102,789	—	87,489	(15,300)
CMBX.NA.AA.7	CSI	USD	185,000	(1.50%)	01/17/47	—	(1,689)	(630)	1,059
CMBX.NA.AA.7	MSC	USD	105,000	(1.50%)	01/17/47	—	(1,244)	(358)	886
CMBX.NA.AA.7	MSC	USD	120,000	(1.50%)	01/17/47	—	(1,040)	(409)	631
CMBX.NA.AA.7	CSI	USD	70,000	(1.50%)	01/17/47	—	(774)	(239)	535
CMBX.NA.AA.7	CSI	USD	315,000	(1.50%)	01/17/47	—	(76)	(1,074)	(998)
CMBX.NA.AA.7	CSI	USD	180,000	(1.50%)	01/17/47	711	—	(614)	(1,325)
CMBX.NA.AA.7	CSI	USD	170,000	(1.50%)	01/17/47	793	—	(580)	(1,373)
CMBX.NA.AA.7	CSI	USD	170,000	(1.50%)	01/17/47	923	—	(580)	(1,503)
CMBX.NA.AJ.1	JPM	USD	10,000	(0.84%)	10/12/52	440	—	151	(289)
CMBX.NA.AJ.1	JPM	USD	95,000	(0.84%)	10/12/52	1,839	—	1,439	(400)
CMBX.NA.AJ.1	MSC	USD	140,000	(0.84%)	10/12/52	9,800	—	2,121	(7,679)
CMBX.NA.AJ.1	JPM	USD	145,000	(0.84%)	10/12/52	10,245	—	2,196	(8,049)
CMBX.NA.AJ.2	GSC	USD	99,167	(1.09%)	03/15/49	7,377	—	8,238	861
CMBX.NA.AJ.2	CSI	USD	242,960	(1.09%)	03/15/49	19,794	—	20,182	388
CMBX.NA.AJ.2	JPM	USD	89,251	(1.09%)	03/15/49	7,504	—	7,414	(90)
CMBX.NA.AJ.2	DEUT	USD	307,418	(1.09%)	03/15/49	27,497	—	25,537	(1,960)
CMBX.NA.AJ.3	GSC	USD	123,927	(1.47%)	12/13/49	24,038	—	22,770	(1,268)
CMBX.NA.AJ.4	GSC	USD	154,388	(0.96%)	02/17/51	26,152	—	28,218	2,066
CMBX.NA.AJ.4	MSC	USD	164,349	(0.96%)	02/17/51	28,477	—	30,039	1,562
CMBX.NA.AJ.4	GSC	USD	99,605	(0.96%)	02/17/51	16,743	—	18,206	1,463
CMBX.NA.AJ.4	GSC	USD	99,605	(0.96%)	02/17/51	17,180	—	18,206	1,026
CMBX.NA.AJ.4	CSI	USD	104,585	(0.96%)	02/17/51	18,301	—	19,116	815
CMBX.NA.AJ.4	GSC	USD	104,585	(0.96%)	02/17/51	19,356	—	19,115	(241)
CMBX.NA.AJ.4	CSI	USD	204,191	(0.96%)	02/17/51	37,792	—	37,321	(471)
CMBX.NA.AJ.4	CSI	USD	159,368	(0.96%)	02/17/51	29,884	—	29,129	(755)
CMBX.NA.AJ.4	CSI	USD	69,724	(0.96%)	02/17/51	13,750	—	12,744	(1,006)
CMBX.NA.AJ.4	MSC	USD	94,625	(0.96%)	02/17/51	18,886	—	17,296	(1,590)
CMBX.NA.AJ.4	MSC	USD	99,606	(0.96%)	02/17/51	19,881	—	18,206	(1,675)
CMBX.NA.AJ.4	DEUT	USD	199,211	(0.96%)	02/17/51	38,343	—	36,411	(1,932)
CMBX.NA.AJ.4	MSC	USD	34,862	(0.96%)	02/17/51	10,306	—	6,372	(3,934)
CMBX.NA.AJ.4	JPM	USD	438,265	(0.96%)	02/17/51	86,332	—	80,105	(6,227)
CMBX.NA.AJ.4	MSC	USD	224,112	(0.96%)	02/17/51	87,633	—	40,962	(46,671)
CMBX.NA.AM.2	JPM	USD	35,000	(0.50%)	03/15/49	1,138	—	157	(981)
CMBX.NA.AM.2	JPM	USD	375,000	(0.50%)	03/15/49	2,743	—	1,682	(1,061)
CMBX.NA.AM.2	DEUT	USD	170,000	(0.50%)	03/15/49	9,775	—	763	(9,012)
CMBX.NA.AM.2	CSI	USD	425,000	(0.50%)	03/15/49	26,031	—	1,906	(24,125)
CMBX.NA.AM.2	MSC	USD	575,000	(0.50%)	03/15/49	28,380	—	2,579	(25,801)
CMBX.NA.AM.4	CSI	USD	55,000	(0.50%)	02/17/51	1,551	—	1,234	(317)
CMBX.NA.AM.4	JPM	USD	20,000	(0.50%)	02/17/51	1,601	—	449	(1,152)
CMBX.NA.AM.4	GSC	USD	160,000	(0.50%)	02/17/51	25,100	—	3,591	(21,509)
CMBX.NA.AS.6	CSI	USD	145,000	(1.00%)	05/11/63	1,192	—	(72)	(1,264)
CMBX.NA.AS.6	CSI	USD	455,000	(1.00%)	05/11/63	6,000	—	(224)	(6,224)
CMBX.NA.AS.7	CSI	USD	45,000	(1.00%)	01/17/47	781	—	305	(476)
CMBX.NA.AS.7	CSI	USD	70,000	(1.00%)	01/17/47	1,124	—	475	(649)
CMBX.NA.AS.7	GSC	USD	195,000	(1.00%)	01/17/47	4,531	—	1,322	(3,209)
CMBX.NA.AS.7	CSI	USD	240,000	(1.00%)	01/17/47	5,600	—	1,628	(3,972)

Total						$2,249,722	$(9,157)	$1,861,298	$(379,267)

Sell protection:
CMBX.BB.7	CSI	USD	285,000	5.00%	01/17/47	$—	$(4,403)	$(2,489)	$1,914
CMBX.NA.A.2	JPM	USD	36,478	0.25%	03/15/49	—	(23,701)	(23,223)	478
CMBX.NA.A.2	BOA	USD	117,541	0.25%	03/15/49	—	(67,056)	(74,830)	(7,774)
CMBX.NA.AAA.6	CSI	USD	7,860,000	0.50%	05/11/63	—	(187,987)	(105,337)	82,650

The accompanying notes are an integral part of these financial statements.

182

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.AAA.6	UBS	USD	3,125,000	0.50%	05/11/63	$—	$(122,603)	$(41,880)	$80,723
CMBX.NA.AAA.6	JPM	USD	975,000	0.50%	05/11/63	—	(32,120)	(13,066)	19,054
CMBX.NA.AAA.6	DEUT	USD	965,000	0.50%	05/11/63	—	(23,522)	(12,933)	10,589
CMBX.NA.AAA.6	CSI	USD	1,245,000	0.50%	05/11/63	—	(24,978)	(16,685)	8,293
CMBX.NA.AAA.6	MSC	USD	960,000	0.50%	05/11/63	—	(20,969)	(12,866)	8,103
CMBX.NA.AAA.6	CSI	USD	865,000	0.50%	05/11/63	—	(19,389)	(11,593)	7,796
CMBX.NA.AAA.6	BOA	USD	365,000	0.50%	05/11/63	—	(9,538)	(4,891)	4,647
CMBX.NA.AAA.6	CSI	USD	515,000	0.50%	05/11/63	—	(10,034)	(6,901)	3,133
CMBX.NA.AAA.6	UBS	USD	235,000	0.50%	05/11/63	—	(5,299)	(3,150)	2,149
CMBX.NA.AAA.6	MSC	USD	666,000	0.50%	05/11/63	—	(9,766)	(8,639)	1,127
CMBX.NA.AAA.6	UBS	USD	40,000	0.50%	05/11/63	—	(1,066)	(536)	530
CMBX.NA.AAA.6	DEUT	USD	276,500	0.50%	05/11/63	—	(4,182)	(3,705)	477
CMBX.NA.AAA.7	CSI	USD	175,000	0.50%	01/17/47	—	(4,914)	(4,110)	804
CMBX.NA.AAA.7	BOA	USD	290,000	0.50%	01/17/47	—	(7,058)	(6,788)	270
CMBX.NA.AAA.7	CSI	USD	120,000	0.50%	01/17/47	—	(3,073)	(2,818)	255
CMBX.NA.BB.6	CSI	USD	60,000	5.00%	10/17/57	—	(3,664)	(3,369)	295
CMBX.NA.BB.6	MSC	USD	655,000	5.00%	05/11/63	—	(41,949)	6,311	48,260
CMBX.NA.BB.6	BOA	USD	380,000	5.00%	05/11/63	—	(3,627)	3,662	7,289
CMBX.NA.BB.6	CSI	USD	550,000	5.00%	05/11/63	3,756	—	5,300	1,544
CMBX.NA.BB.6	CSI	USD	204,000	5.00%	05/11/63	3,468	—	1,979	(1,489)
CMBX.NA.BB.7	CSI	USD	155,000	5.00%	01/17/47	—	(7,663)	(1,354)	6,309
CMBX.NA.BB.7	CSI	USD	180,000	5.00%	01/17/47	—	(6,047)	(1,572)	4,475
CMBX.NA.BB.7	BOA	USD	105,000	5.00%	01/17/47	—	(4,846)	(917)	3,929
CMBX.NA.BB.7	DEUT	USD	155,000	5.00%	01/17/47	—	(3,934)	(1,354)	2,580
CMBX.NA.BB.7	CSI	USD	45,000	5.00%	01/17/47	—	(2,463)	(393)	2,070
CMBX.NA.BB.8	BOA	USD	145,000	5.00%	10/17/57	—	(10,479)	(8,142)	2,337
CMBX.NA.BB.8	CSI	USD	45,000	5.00%	10/17/57	—	(3,279)	(2,527)	752
CMBX.NA.BB.8	CSI	USD	60,000	5.00%	10/17/57	—	(3,797)	(3,369)	428
CMBX.NA.BB.8	GSC	USD	60,000	5.00%	10/17/57	—	(3,170)	(3,369)	(199)
CMBX.NA.BB.8	GSC	USD	125,000	5.00%	10/17/57	—	(6,697)	(7,036)	(339)
PrimeX.ARM.2	MSC	USD	280,935	4.58%	12/25/37	—	(21,970)	11,872	33,842
PrimeX.ARM.2	JPM	USD	99,370	4.58%	12/25/37	3,040	—	4,186	1,146
PrimeX.ARM.2	MSC	USD	35,086	4.58%	12/25/37	1,172	—	1,483	311

Total						$11,436	$(705,243)	$(355,049)	$338,758

Total traded indices						$2,261,158	$(714,400)	$1,506,249	$(40,509)

Credit default swaps on single-name issues:
Buy protection:
Brazil (Federative Republic of)	GSC	USD	30,000	(1.00%)/2.21%	12/20/19	$1,212	$—	$1,555	$343
Brazil (Federative Republic of)	JPM	USD	70,000	(1.00%)/2.21%	12/20/19	3,295	—	3,609	314
Russia (Federation of)	GSC	USD	30,000	(1.00%)/3.51%	12/20/19	6,039	—	3,102	(2,937)

Total						$10,546	$—	$8,266	$(2,280)

Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	GSC	USD	2,200,000	1.00%/0.33%	09/20/17	$—	$(152,993)	$37,678	$190,671
Bank of America Corp.	CSI	USD	945,000	1.00%/0.36%	12/20/17	—	(20,214)	17,053	37,267
Citigroup, Inc.	GSC	USD	2,350,000	1.00%/0.41%	09/20/17	—	(153,017)	36,164	189,181
Citigroup, Inc.	GSC	USD	785,000	1.00%/0.44%	12/20/17	—	(14,221)	12,493	26,714
Goldman Sachs Group, Inc.	UBS	USD	1,100,000	1.00%/0.45%	09/20/17	—	(81,256)	15,601	96,857
Goldman Sachs Group, Inc.	CSI	USD	495,000	1.00%/0.49%	12/20/17	—	(15,167)	7,205	22,372
Morgan Stanley	BCLY	USD	1,100,000	1.00%/0.45%	09/20/17	—	(123,186)	15,772	138,958
Morgan Stanley	GSC	USD	520,000	1.00%/0.48%	12/20/17	—	(26,468)	7,692	34,160
Penerbangan Malaysia Bhd	JPM	USD	110,000	1.00%/1.21%	06/20/20	—	(1,268)	(1,031)	237

Total						$—	$(587,790)	$148,627	$736,417

Total single-name issues						$10,546	$(587,790)	$156,893	$734,137

Total OTC contracts						$2,271,704	$(1,302,190)	$1,663,142	$693,628

The accompanying notes are an integral part of these financial statements.

183

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Centrally Cleared Credit Default Swap Contracts Outstanding April 30, 2015
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.24	USD	938,000	(5.00%)	06/20/20	$(69,807)	$(72,082)	$(2,275)
ITRAXX.EUR.23	EUR	1,207,000	(1.00%)	06/20/20	(25,557)	(29,358)	(3,801)
ITRAXX.XOV.22	EUR	2,835,000	(5.00%)	12/20/19	(230,719)	(327,838)	(97,119)

Total					$(326,083)	$(429,278)	$(103,195)

Credit default swaps on indices:
Sell protection:
CDX.NA.IG.23	USD	5,285,500	1.00%	12/20/19	$92,967	$92,606	$(361)
CDX.NA.IG.24	USD	105,000	1.00%	06/20/20	1,914	1,976	62
ITRAXX.XOV.23	EUR	335,000	5.00%	06/20/20	37,256	40,209	2,953

Total					$132,137	$134,791	$2,654

Total					$(193,946)	$(294,487)	$(100,541)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
DEUT	1.46% Fixed	CPURNSA	USD	4,170,000	03/02/17	$—	$—	$895	$895
DEUT	1.48% Fixed	CPURNSA	USD	1,940,000	03/02/17	—	—	(265)	(265)
BCLY	1.53% Fixed	CPURNSA	USD	2,051,000	03/03/17	—	—	(1,971)	(1,971)
DEUT	1.98% Fixed	CPURNSA	USD	3,085,000	04/02/25	—	—	39,582	39,582

Total						$—	$—	$38,241	$38,241

OTC Total Return Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
JPM Corp EMBI	JPM	USD	3,400,000	3M LIBOR - 1.25%	06/24/15	$—	$—	$(142,750)	$(142,750)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/29/15	GSC	$404,401	$411,614	$7,213
AUD	Sell	05/29/15	GSC	410,298	402,923	7,375
AUD	Sell	05/29/15	CBA	410,317	408,453	1,864

The accompanying notes are an integral part of these financial statements.

184

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
AUD	Sell	05/29/15	BOA	$202,977	$204,622	$(1,645)
AUD	Sell	05/29/15	BOA	202,184	203,831	(1,647)
BRL	Buy	05/05/15	GSC	58,458	57,981	(477)
BRL	Buy	05/05/15	UBS	169,304	162,346	(6,958)
BRL	Buy	06/02/15	GSC	163,882	167,319	3,437
BRL	Sell	05/05/15	UBS	58,458	57,981	477
BRL	Sell	05/05/15	GSC	55,777	57,981	(2,204)
BRL	Sell	05/05/15	UBS	97,934	104,366	(6,432)
BRL	Sell	06/02/15	UBS	167,705	160,757	6,948
CAD	Buy	05/29/15	TDB	205,061	206,298	1,237
CAD	Buy	05/29/15	BMO	204,272	205,470	1,198
CAD	Buy	05/29/15	CBA	404,379	404,311	(68)
CAD	Buy	05/29/15	BOA	823,815	816,906	(6,909)
CAD	Buy	06/17/15	RBC	233,784	231,922	(1,862)
CAD	Sell	06/17/15	TDB	221,987	231,922	(9,935)
CHF	Sell	05/29/15	BOA	784,239	797,223	(12,984)
CHF	Sell	05/29/15	UBS	845,767	873,404	(27,637)
COP	Buy	06/17/15	SCB	228,773	250,883	22,110
COP	Buy	06/17/15	SSG	55,959	58,678	2,719
COP	Sell	06/17/15	BOA	37,717	41,557	(3,840)
COP	Sell	06/17/15	JPM	41,373	46,128	(4,755)
COP	Sell	06/17/15	JPM	53,121	58,677	(5,556)
COP	Sell	06/17/15	UBS	71,349	78,543	(7,194)
COP	Sell	06/17/15	SCB	123,040	136,525	(13,485)
CZK	Sell	06/17/15	BNP	162,999	165,377	(2,378)
EUR	Buy	05/04/15	DEUT	4,067	4,109	42
EUR	Buy	05/29/15	DEUT	174,908	180,848	5,940
EUR	Buy	06/17/15	BOA	313,933	320,215	6,282
EUR	Buy	06/17/15	BNP	137,247	140,445	3,198
EUR	Buy	06/17/15	BNP	160,789	162,916	2,127
EUR	Sell	05/29/15	BOA	789,023	795,286	(6,263)
EUR	Sell	05/29/15	DEUT	4,146,743	4,287,578	(140,835)
EUR	Sell	06/17/15	BCLY	114,040	117,973	(3,933)
EUR	Sell	06/17/15	UBS	163,054	168,534	(5,480)
EUR	Sell	06/17/15	SSG	106,420	112,356	(5,936)
EUR	Sell	06/17/15	NAB	231,754	244,937	(13,183)
EUR	Sell	06/17/15	RBS	231,065	244,936	(13,871)
EUR	Sell	06/17/15	BCLY	432,538	460,660	(28,122)
EUR	Sell	09/18/15	SSG	174,616	151,896	22,720
EUR	Sell	03/15/17	BOA	583,903	599,575	(15,672)
EUR	Sell	03/15/17	BOA	311,771	332,461	(20,690)
GBP	Sell	05/29/15	BOA	403,107	400,549	2,558
GBP	Sell	05/29/15	GSC	1,257,685	1,284,520	(26,835)
GBP	Sell	06/17/15	BOA	172,452	171,862	590
HKD	Sell	03/03/16	GSC	154,110	154,196	(86)
IDR	Buy	06/17/15	DEUT	96,341	96,522	181
IDR	Sell	06/17/15	UBS	167,658	172,197	(4,539)
INR	Buy	06/17/15	BCLY	218,193	213,807	(4,386)
JPY	Sell	05/29/15	BOA	548,236	546,219	2,017
JPY	Sell	05/29/15	DEUT	138,544	137,961	583
JPY	Sell	05/29/15	MSC	404,722	405,495	(773)
KZT	Sell	05/18/15	JPM	119,315	126,488	(7,173)
MXN	Buy	06/17/15	JPM	138,203	136,407	(1,796)
MXN	Buy	06/17/15	JPM	138,345	136,407	(1,938)
MXN	Buy	06/17/15	GSC	288,971	281,260	(7,711)
MXN	Sell	06/17/15	GSC	144,902	140,954	3,948
MXN	Sell	06/17/15	BOA	163,871	161,221	2,650
MXN	Sell	06/17/15	RBC	323,658	328,094	(4,436)

The accompanying notes are an integral part of these financial statements.

185

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
MXN	Sell	06/17/15	MSC	$323,645	$328,158	$(4,513)
MYR	Buy	06/17/15	DEUT	86,487	89,467	2,980
RON	Buy	06/17/15	BNP	261,186	278,933	17,747
RON	Sell	06/17/15	CBK	261,140	278,933	(17,793)
RSD	Buy	09/18/15	SSG	161,242	147,053	(14,189)
RUB	Buy	05/15/15	CSFB	43,930	43,248	(682)
RUB	Sell	05/15/15	JPM	43,011	43,248	(237)
TRY	Sell	06/17/15	SCB	97,087	95,899	1,188
TRY	Sell	06/17/15	JPM	196,660	195,488	1,172
TRY	Sell	06/17/15	JPM	14,217	14,016	201
TRY	Sell	06/17/15	JPM	104,898	106,965	(2,067)
UYU	Sell	06/17/15	HSBC	394,835	396,604	(1,769)
ZAR	Buy	06/17/15	DEUT	163,420	160,947	(2,473)
ZAR	Sell	06/17/15	SSG	172,251	174,124	(1,873)
ZAR	Sell	06/17/15	BCLY	156,850	160,947	(4,097)

Total						$(348,615)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
RON	New Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

186

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
EMBI	Emerging Markets Bond Index
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
MSCI	Morgan Stanley Capital International
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Index
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

187

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$30,037,618	$—	$30,037,618	$—
Corporate Bonds	23,769,649	—	23,769,649	—
Foreign Government Obligations	6,998,794	—	6,998,794	—
Municipal Bonds	1,047,045	—	1,047,045	—
Senior Floating Rate Interests	18,824,905	—	18,824,905	—
U.S. Government Agencies	44,628,421	—	44,628,421	—
U.S. Government Securities	12,000,231	—	12,000,231	—
Preferred Stocks	57,279	57,279	—	—
Short-Term Investments	1,998,698	1,998,698	—	—
Purchased Options	33,768	—	33,768	—

Total	$139,396,408	$2,055,977	$137,340,431	$—

Foreign Currency Contracts (2)	$130,702	$—	$130,702	$—
Futures Contracts (2)	87,849	87,849	—	—
Swaps - Credit Default (2)	1,107,241	—	1,107,241	—
Swaps - Interest Rate (2)	40,477	—	40,477	—

Total	$1,366,269	$87,849	$1,278,420	$—

Liabilities
Foreign Currency Contracts (2)	$(479,317)	$—	$(479,317)	$—
Futures Contracts (2)	(62,258)	(62,258)	—	—
Swaps - Credit Default (2)	(514,154)	—	(514,154)	—
Swaps - Interest Rate (2)	(2,236)	—	(2,236)	—
Swaps - Total Return (2)	(142,750)	—	(142,750)	—
TBA Sale Commitments	(10,659,995)	—	(10,659,995)	—
Written Options	(222,765)	—	(222,765)	—

Total	$(12,083,475)	$(62,258)	$(12,021,217)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $631,673 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

188

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Corporate Bonds	Swaps	Total
Beginning balance	$4,950,790	$281,746	$10,744	$5,243,280
Purchases	644,411	—	—	644,411
Sales	(1,415,386)	(281,746)	—	(1,697,132)
Accrued discounts/(premiums)	66,415	—	—	66,415
Total realized gain/(loss)	203,169	—	—	203,169
Net change in unrealized appreciation/depreciation	(161,392)	—	(10,744)	(172,136)
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	(4,288,007)	—	—	(4,288,007)

Ending balance	$—	$—	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

189

The Hartford World Bond Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	53.8%
Aa / AA	16.0
A	1.8
Baa / BBB	3.0
Ba / BB	6.2
B	5.2
Caa / CCC or Lower	2.2
Not Rated	5.1
Non-Debt Securities and Other Short-Term Instruments	2.9
Other Assets & Liabilities	3.8

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Convertible Preferred Stocks	0.1%
Preferred Stocks	0.1

Total	0.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	13.6%
Convertible Bonds	0.2
Corporate Bonds	10.4
Foreign Government Obligations	55.8
Senior Floating Rate Interests	2.6
U.S. Government Agencies	0.7
U.S. Government Securities	10.0

Total	93.3%

Short-Term Investments	2.6
Purchased Options	0.1
Other Assets & Liabilities	3.8

Total	100.0%

The accompanying notes are an integral part of these financial statements.

190

The Hartford World Bond Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.6%
		Bermuda - 0.0%
		Cal Funding II Ltd.
$	495,000	3.47%, 10/25/2027 (1)	$497,667

		Cayman Islands - 5.1%
		A Voce CLO Ltd.
	5,000,000	1.74%, 07/15/2026 (1)(2)	4,988,500
		American Money Management Corp
	4,615,000	1.73%, 07/27/2026 (1)(2)	4,602,539
		Apidos CDO
	555,000	2.13%, 07/15/2023 (1)(2)	554,334
		Apidos CLO
	2,900,000	1.38%, 04/15/2025 (1)(2)	2,857,950
	4,500,000	1.69%, 07/22/2026 (1)(2)	4,492,350
	3,840,000	1.73%, 01/19/2025 (1)(2)	3,827,328
	2,005,000	3.42%, 01/16/2027 (1)(2)	2,024,649
		Ares CLO Ltd.
	2,519,358	1.13%, 04/20/2023 (1)(2)	2,509,532
	4,040,000	1.77%, 10/12/2023 (1)(2)	4,061,412
	3,845,000	1.80%, 04/17/2026 (1)(2)	3,851,152
		Atrium CDO Corp.
	1,735,000	2.01%, 11/16/2022 (1)(2)	1,719,038
		Babson CLO Ltd.
	2,725,000	1.38%, 04/20/2025 (1)(2)	2,692,028
		Carlyle Global Market Strategies
	875,000	1.43%, 04/18/2025 (1)(2)	865,900
	1,570,000	2.07%, 04/20/2022 (1)(2)(3)	1,570,000
		Carlyle Global Market Strategies CLO Ltd.
	3,390,000	1.40%, 07/15/2025 (1)(2)	3,345,252
		Cent CLO 20 Ltd.
	3,970,000	1.76%, 01/25/2026 (1)(2)	3,974,367
		Cent CLO 22 Ltd.
	2,335,000	1.71%, 11/07/2026 (1)(2)	2,331,731
		Cent CLO Ltd.
	2,780,000	1.77%, 07/27/2026 (1)(2)	2,782,224
		CIFC Funding Ltd.
	4,065,000	1.78%, 04/18/2025 (1)(2)	4,062,968
		Dryden Senior Loan Fund
	4,575,000	1.53%, 07/17/2023 (1)(2)	4,574,085
	3,420,000	1.56%, 11/15/2023 (1)(2)	3,420,000
	3,990,000	1.63%, 04/18/2026 (1)(2)	3,971,247
	4,375,000	1.73%, 07/15/2027 (1)(2)	4,372,813
	7,900,000	1.76%, 07/15/2026 (1)(2)	7,906,320
		Eaton Vance CLO 2014-1 Ltd.
	2,455,000	1.73%, 07/15/2026 (1)(2)	2,453,773
		Gramercy Park CLO Ltd.
	2,235,000	1.57%, 07/17/2023 (1)(2)	2,243,493
		ING Investment Management CLO Ltd.
	4,175,000	1.47%, 03/14/2022 (1)(2)	4,175,000
	3,970,000	1.78%, 04/18/2026 (1)(2)	3,964,839
		LCM Ltd.
	1,100,000	2.17%, 04/15/2022 (1)(2)	1,100,660
		Limerock CLO
	4,130,000	1.78%, 04/18/2026 (1)(2)	4,129,587
		Madison Park Funding Ltd.
	2,390,000	1.73%, 01/19/2025 (1)(2)	2,386,893
	3,760,000	1.78%, 07/20/2026 (1)(2)	3,758,120
	1,585,000	2.48%, 04/22/2022 (1)(2)	1,596,095
		Magnetite CLO Ltd.
	4,365,000	1.70%, 07/25/2026 (1)(2)	4,357,143
	2,290,000	1.75%, 04/15/2026 (1)(2)	2,291,832
	1,320,000	2.52%, 04/15/2027 (1)(2)	1,334,784

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.6% - (continued)
		Cayman Islands - 5.1% - (continued)
		Neuberger Berman CLO Ltd.
$	4,245,000	1.72%, 08/04/2025 (1)(2)	$4,237,359
	3,030,000	1.75%, 04/15/2026 (1)(2)	3,029,697
		OCP CLO Ltd.
	4,455,000	1.80%, 04/17/2027 (1)(2)	4,448,317
		OHA Intrepid Leveraged Loan Fund Ltd.
	1,854,810	1.20%, 04/20/2021 (1)(2)	1,852,213
		OZLM Funding Ltd.
	3,880,000	1.77%, 01/17/2026 (1)(2)	3,878,060
	11,510,000	1.82%, 04/17/2026 (1)(2)	11,514,604
		Race Point CLO Ltd.
	2,290,000	1.48%, 02/20/2025 (1)(2)	2,264,810
	3,825,000	2.41%, 05/24/2023 (1)(2)	3,771,068
	825,000	2.51%, 04/15/2027 (1)(2)	824,010
		Seneca Park CLO Ltd.
	1,555,000	1.76%, 07/17/2026 (1)(2)	1,562,464
		Sheridan Square CLO Ltd.
	2,435,000	1.45%, 04/15/2025 (1)(2)	2,410,163
		Symphony CLO Ltd.
	5,165,000	1.54%, 07/23/2023 (1)(2)	5,162,417
	6,095,000	1.72%, 10/17/2026 (1)(2)	6,091,952
	4,355,000	1.75%, 07/14/2026 (1)(2)	4,371,985
		Venture CLO Ltd.
	4,975,000	1.58%, 11/14/2022 (1)(2)(4)	4,972,512
		Voya CLO Ltd.
	1,725,000	1.73%, 07/17/2026 (1)(2)	1,724,138
	1,695,000	2.22%, 10/15/2022 (1)(2)	1,692,966

			178,958,673

		United Kingdom - 0.1%
		Canary Wharf Finance II plc
GBP	425,000	5.95%, 10/22/2037 (5)	809,219
		Granite Master Issuer plc
$	1,087,873	0.25%, 12/20/2054 (1)(2)	1,080,150
	333,070	0.26%, 12/17/2054 (2)	330,705
	471,995	0.26%, 12/20/2054 (2)	468,691
	221,011	0.26%, 12/20/2054 (2)	219,464
	300,159	0.32%, 12/20/2054 (2)	298,328
	373,294	0.36%, 12/17/2054 (2)	371,129

			3,577,686

		United States - 8.4%
		Adjustable Rate Mortgage Trust
	830,708	0.45%, 11/25/2035 (2)	756,916
	249,557	0.68%, 01/25/2036 (2)	215,612
		Ally Master Owner Trust
	1,245,000	1.54%, 09/15/2019	1,249,623
		American Credit Acceptance Receivables Trust
	1,697,707	1.14%, 03/12/2018 (1)	1,698,213
	898,271	1.33%, 07/10/2018 (1)	899,151
	1,915,000	3.96%, 05/15/2019 (1)	1,928,790
		American Home Mortgage Assets Trust
	136,729	0.31%, 03/25/2047 (2)	108,481
	1,171,598	0.37%, 09/25/2046 (2)	874,067
	825,423	0.37%, 10/25/2046 (2)	585,818
	610,167	1.08%, 10/25/2046 (2)	433,825
		AmeriCredit Automobile Receivables Trust
	42,210	0.74%, 11/08/2016	42,210
	465,000	1.69%, 11/08/2018	467,568
	1,780,000	2.35%, 12/10/2018	1,792,031

The accompanying notes are an integral part of these financial statements.

191

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.6% - (continued)
		United States - 8.4% - (continued)
		Banc of America Commercial Mortgage Trust
$	1,556,960	5.49%, 02/10/2051	$1,654,887
		Banc of America Funding Corp.
	2,129,478	0.41%, 02/20/2047 (2)	1,847,052
	372,536	5.77%, 05/25/2037 (2)	329,612
	488,764	5.85%, 01/25/2037	392,103
		Banc of America Mortgage Trust
	1,033,650	2.62%, 07/25/2033 (2)	1,037,197
		Bear Stearns Adjustable Rate Mortgage Trust
	2,178,345	2.26%, 08/25/2035 (2)	2,190,701
	1,460,341	2.71%, 07/25/2036 (2)	1,243,025
	1,507,217	4.89%, 06/25/2047 (2)	1,350,941
		Bear Stearns Alt-A Trust
	780,403	0.50%, 08/25/2036 (2)	584,976
	1,943,693	0.68%, 01/25/2036 (2)	1,531,601
	864,577	2.63%, 09/25/2035 (2)	793,113
	2,250	2.75%, 08/25/2036 (2)	1,679
		Bear Stearns Mortgage Funding Trust
	2,198,580	0.36%, 10/25/2036 (2)	1,712,700
	645,376	0.38%, 02/25/2037 (2)	489,293
		Cabela’s Master Credit Card Trust
	1,805,000	0.83%, 08/16/2021 (1)(2)	1,816,935
		CD Mortgage Trust
	7,555	5.89%, 11/15/2044 (2)	8,177
		CFCRE Commercial Mortgage Trust
	1,935,000	3.83%, 12/15/2047	2,088,705
		Chase Issuance Trust
	4,700,000	0.61%, 09/15/2020 (2)	4,722,532
		ChaseFlex Trust
	254,000	5.50%, 06/25/2035	231,133
		CHL Mortgage Pass-Through Trust
	1,840,418	0.52%, 03/25/2035 (2)	1,508,999
	1,618,702	2.42%, 06/20/2035 (2)	1,543,576
	1,342,154	2.42%, 06/20/2035 (2)	1,279,863
	2,389,761	2.67%, 04/25/2037 (2)	2,143,198
		Citigroup Commercial Mortgage Trust
	2,320,000	1.93%, 06/15/2033 (1)(2)	2,313,098
	770,000	4.56%, 03/10/2047 (1)(2)	630,151
		Citigroup Mortgage Loan Trust
	698,946	2.54%, 07/25/2036 (2)	471,031
		Cobalt CMBS Commercial Mortgage Trust
	1,175,000	5.25%, 08/15/2048	1,210,071
		Commercial Mortgage Loan Trust
	4,282,059	6.24%, 12/10/2049 (2)	4,558,175
		Commercial Mortgage Pass-Through Certificates
	2,605,000	2.85%, 10/15/2045	2,660,236
	2,140,000	4.02%, 07/10/2045	2,339,745
	2,950,000	4.05%, 04/10/2047	3,226,391
	1,795,000	4.75%, 10/15/2045 (1)(2)	1,419,181
		Commercial Mortgage Trust
	735,000	5.44%, 03/10/2039	773,811
	400,000	5.74%, 12/10/2049	429,981
	143,575	6.01%, 07/10/2038 (2)	148,350
		Community or Commercial Mortgage Trust
	1,880,000	4.38%, 07/10/2045 (2)	2,100,650
	1,885,000	4.73%, 10/15/2045 (1)(2)	1,562,571

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.6% - (continued)
		United States - 8.4% - (continued)
		Connecticut Avenue Securities Series
$	2,570,723	2.13%, 11/25/2024 (2)	$2,598,846
	2,629,139	2.18%, 10/25/2023 (2)	2,669,446
		Countrywide Alternative Loan Trust
	830,401	0.32%, 04/25/2047 (2)	699,843
	907,720	0.45%, 01/25/2036 (2)	806,991
	568,386	0.50%, 11/25/2035 (2)	465,556
	749,714	0.58%, 10/25/2036 (2)	537,640
	709,388	0.68%, 12/25/2035 (2)	508,842
	1,095,037	0.98%, 12/25/2035 (2)	897,551
	991,385	5.50%, 12/25/2035	872,577
	1,101,533	5.75%, 05/25/2036	979,025
	501,196	6.00%, 05/25/2036	431,994
	766,311	6.50%, 08/25/2037	537,628
		Countrywide Home Loans, Inc.
	991,360	2.55%, 09/25/2047 (2)	881,923
	1,592,357	4.76%, 11/20/2035 (2)	1,420,922
		CPS Auto Receivables Trust
	1,896,182	1.64%, 04/16/2018 (1)	1,898,144
	48,306	2.78%, 06/17/2019 (1)	48,773
		CPS Automotive Trust
	649,571	1.94%, 03/16/2020 (1)	650,208
		Credit Acceptance Automotive Loan Trust
	1,360,000	1.21%, 10/15/2020 (1)	1,360,638
		Credit Suisse Commercial Mortgage Trust
	1,086,336	5.75%, 03/25/2036	1,026,991
	70,000	6.17%, 02/15/2041 (2)	76,473
		CS First Boston Mortgage Securities Corp.
	129,866	4.88%, 04/15/2037	129,993
		CSAIL Commercial Mortgage Trust
	15,145,000	1.12%, 04/15/2050 (2)(6)	1,050,048
		CSMC Trust
	3,197,655	3.50%, 08/25/2043 (1)(2)	3,262,107
		DB Master Finance LLC
	915,000	3.26%, 02/20/2045 (1)	921,335
		DBUBS Mortgage Trust
	2,944,853	1.54%, 11/10/2046 (1)(2)(6)	60,520
		Downey S & L Association Mortgage Loan Trust
	2,064,170	1.05%, 03/19/2046 (2)	1,585,908
		Enterprise Fleet Financing LLC
	915,000	0.93%, 04/20/2018 (1)	915,586
	2,010,000	1.51%, 03/20/2019 (1)	2,020,910
		First Investors Automotive Owner Trust
	273,766	0.90%, 10/15/2018 (1)	273,650
		Ford Credit Floorplan Master Owner Trust A
	500,000	1.69%, 09/15/2019	501,975
		GE Commercial Mortgage Corp. Series
	825,000	5.61%, 12/10/2049 (2)	864,329
		GMAC Mortgage Corp. Loan Trust
	678,039	2.94%, 09/19/2035 (2)	632,969
	1,008,859	2.98%, 04/19/2036 (2)	894,730
		GreenPoint Mortgage Funding Trust
	610,238	0.44%, 10/25/2045 (2)	519,244
		GS Mortgage Securities Trust
	2,470,000	3.38%, 05/10/2045	2,609,822
	2,330,000	3.58%, 06/10/2047 (1)	1,730,493
	615,000	3.67%, 04/10/2047 (1)	438,956
	1,742,000	3.72%, 01/10/2047 (1)	1,098,075
	1,300,000	5.03%, 04/10/2047 (1)(2)	1,265,003

The accompanying notes are an integral part of these financial statements.

192

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.6% - (continued)
		United States - 8.4% - (continued)
		GSAA Home Equity Trust
$	290,806	0.23%, 12/25/2046 (2)	$201,917
	2,113,842	0.25%, 12/25/2046 (2)	1,242,863
	1,799,601	0.26%, 02/25/2037 (2)	969,002
	2,790,355	0.27%, 03/25/2037 (2)	1,509,897
	2,849,457	0.30%, 05/25/2047 (2)	2,017,296
	1,379,937	0.36%, 11/25/2036 (2)	748,850
	1,969,980	0.41%, 04/25/2047 (2)	1,304,484
	2,100,174	0.50%, 04/25/2047 (2)	1,401,776
		GSR Mortgage Loan Trust
	1,114,234	2.59%, 07/25/2035 (2)	1,078,024
	2,826,629	2.71%, 01/25/2036 (2)	2,617,998
	322,024	2.72%, 05/25/2037 (2)	264,403
		HarborView Mortgage Loan Trust
	964,450	0.37%, 01/19/2038 (2)	813,825
	3,322,341	0.42%, 12/19/2036 (2)	2,349,593
	262,997	0.51%, 09/19/2035 (2)	207,600
	2,121,297	0.88%, 01/19/2035 (2)	1,476,652
		Hilton USA Trust
	965,756	2.92%, 11/05/2030 (1)(2)	965,755
		HLSS Servicer Advance Receivables Backed Notes
	3,230,000	1.98%, 11/15/2046 (1)	3,201,253
		HLSS Servicer Advance Receivables Trust
	2,286,000	1.50%, 01/16/2046 (1)	2,283,714
	2,300,000	1.99%, 10/15/2045 (1)	2,299,846
	1,620,000	2.22%, 01/15/2047 (1)	1,623,240
	3,555,000	2.48%, 10/15/2045 (1)	3,555,000
		Impac CMB Trust Series
	844,723	0.98%, 10/25/2034 (2)	803,527
		IndyMac INDA Mortgage Loan Trust
	356,109	2.56%, 09/25/2036 (2)	297,377
	1,514,142	2.58%, 12/25/2036 (2)	1,315,779
		IndyMac Index Mortgage Loan Trust
	1,778,188	0.38%, 10/25/2036 (2)	1,512,362
	94,122	0.42%, 07/25/2035 (2)	81,740
	855,680	0.46%, 07/25/2035 (2)	712,344
	1,619,291	0.58%, 07/25/2046 (2)	904,476
	565,481	2.50%, 08/25/2035 (2)	450,857
		JP Morgan Chase Commercial Mortgage Securities Corp.
	1,535,924	4.57%, 12/15/2047 (1)(2)	1,412,457
		JP Morgan Chase Commercial Mortgage Securities Trust
	1,675,404	1.68%, 02/12/2051 (2)	1,648,437
	2,124,000	2.75%, 10/15/2045 (1)(2)	1,704,533
	950,000	2.83%, 10/15/2045	968,797
	700,000	4.00%, 08/15/2046 (1)(2)	654,389
	2,825,000	4.17%, 08/15/2046	3,115,000
	1,910,000	4.82%, 10/15/2045 (1)(2)	1,934,853
	139,178	5.42%, 01/12/2043 (2)	139,913
	4,640,000	5.89%, 02/12/2049 (2)	4,973,825
		JP Morgan Mortgage Trust
	1,257,983	2.39%, 11/25/2035 (2)	1,192,060
	3,604,800	2.60%, 02/25/2035 (2)	3,652,293
	1,914,863	2.61%, 05/25/2036 (2)	1,755,962
	3,111,499	3.00%, 09/25/2044 (2)	3,145,635
	280,857	6.00%, 01/25/2037	253,557
		JPMBB Commercial Mortgage Securities Trust
	70,478,565	1.03%, 09/15/2047 (2)(6)	3,501,234

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.6% - (continued)
		United States - 8.4% - (continued)
		LB-UBS Commercial Mortgage Trust
$	252,924	5.43%, 02/15/2040	$267,148
		Lehman XS Trust
	867,010	0.37%, 11/25/2046 (2)	722,898
	1,148,529	1.03%, 09/25/2047 (2)	918,265
		Long Beach Mortgage Loan Trust
	1,597,294	0.80%, 08/25/2033 (2)	1,483,232
		LSTAR Securities Investment Trust
	3,753,470	2.17%, 12/01/2021 (1)(2)	3,710,658
	3,143,934	2.18%, 01/01/2020 (1)(2)	3,100,214
	900,000	2.18%, 04/01/2020 (1)(2)(3)	889,339
	1,132,597	2.18%, 03/01/2020 (1)(2)	1,111,983
	1,845,620	3.28%, 09/01/2021 (1)(2)	1,860,039
		Luminent Mortgage Trust
	1,029,103	0.44%, 11/25/2035 (2)	926,528
		MASTR Adjustable Rate Mortgages Trust
	1,142,745	0.42%, 05/25/2037 (2)	764,645
		Merrill Lynch Mortgage Investors Trust
	5,384,479	2.16%, 12/25/2034 (2)	5,396,993
	532,077	2.16%, 12/25/2034 (2)	538,454
	183,257	2.20%, 05/25/2033 (2)	177,203
	1,382,388	2.55%, 07/25/2035 (2)	1,120,035
	1,060,059	5.14%, 07/12/2038 (2)	1,063,871
		Morgan Stanley ABS Capital I
	2,358,667	0.33%, 06/25/2036 (2)	2,152,637
		Morgan Stanley Bank of America Merrill Lynch Trust
	2,930,000	4.22%, 07/15/2046 (2)	3,238,356
	1,505,000	4.50%, 08/15/2045 (1)	1,185,117
		Morgan Stanley Capital I Trust
	2,990,449	3.24%, 03/15/2045	3,125,441
	1,555,000	5.36%, 07/15/2049 (1)(2)	1,424,887
	100,000	5.42%, 09/15/2047 (1)(2)	114,024
	1,550,047	5.57%, 12/15/2044	1,653,689
	50,000	5.83%, 06/11/2042 (2)	54,067
	559,938	6.46%, 01/11/2043 (2)	620,222
	2,728,000	6.46%, 01/11/2043 (1)(2)	2,850,184
		Morgan Stanley Mortgage Loan Trust
	1,949,949	0.35%, 11/25/2036 (2)	943,890
	629,919	2.61%, 06/25/2037 (2)	423,568
	236,594	2.76%, 05/25/2036 (2)	171,787
		Morgan Stanley Re-Remic Trust
	939,105	5.99%, 08/15/2045 (1)(2)	1,000,856
		Nationstar Agency Advance Funding Trust
	1,000,000	1.89%, 02/18/2048 (1)	984,470
	250,000	3.23%, 02/18/2048 (1)	251,220
		Nationstar HECM Loan Trust
	2,640,440	4.50%, 11/25/2017 (1)	2,654,434
		Nomura Asset Acceptance Corp. Alternative Loan Trust
	1,035,921	3.47%, 06/25/2036 (2)	793,267
		Prestige Automotive Receivables Trust
	457,601	1.09%, 02/15/2018 (1)	457,928
		Prime Mortgage Trust
	600,833	5.50%, 06/25/2036	562,847
		RBSGC Mortgage Pass-Through Certificates
	994,749	6.25%, 01/25/2037	899,082
		Renaissance Home Equity Loan Trust
	3,641,242	0.70%, 03/25/2034 (2)	3,475,890

The accompanying notes are an integral part of these financial statements.

193

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.6% - (continued)
		United States - 8.4% - (continued)
		Residential Accredit Loans, Inc.
$	878,753	0.48%, 04/25/2036 (2)	$629,328
	1,015,162	0.94%, 09/25/2046 (2)	686,652
	2,326,741	1.39%, 11/25/2037 (2)	1,485,587
	291,595	6.25%, 01/25/2037	239,380
		Residential Funding Mortgage Securities, Inc.
	3,936,496	2.70%, 08/25/2035 (2)	3,119,696
	863,700	3.03%, 04/25/2037 (2)	752,893
	248,552	6.00%, 04/25/2037	221,273
	323,815	6.00%, 07/25/2037	294,044
		Sequoia Mortgage Trust
	1,537,246	0.45%, 01/20/2035 (2)	1,454,861
	2,719,562	0.84%, 06/20/2033 (2)	2,588,971
	654,046	4.94%, 07/20/2037 (2)	588,371
		SNAAC Auto Receivables Trust
	3,999	1.14%, 07/16/2018 (1)	3,999
		SpringCastle America Funding LLC
	2,325,068	2.70%, 05/25/2023 (1)	2,336,826
		Springleaf Funding Trust
	1,790,000	2.41%, 12/15/2022 (1)	1,792,791
	3,215,000	3.48%, 05/15/2028 (1)	3,227,519
		Springleaf Mortgage Loan Trust
	366,936	1.57%, 12/25/2059 (1)(2)	367,811
	2,123,923	1.78%, 12/25/2065 (1)(2)	2,129,154
	3,065,000	2.31%, 06/25/2058 (1)(2)	3,008,883
	510,000	2.66%, 12/25/2059 (1)(2)	509,857
	1,725,000	3.14%, 06/25/2058 (1)(2)	1,727,889
	920,000	3.52%, 12/25/2065 (1)(2)	937,614
	2,770,000	3.79%, 09/25/2057 (1)(2)	2,790,193
		Structured Adjustable Rate Mortgage Loan Trust
	1,112,167	0.48%, 09/25/2034 (2)	986,938
		Structured Asset Mortgage Investments II Trust
	664,788	0.41%, 02/25/2036 (2)	529,861
		Structured Asset Securities Corp. Mortgage Pass-Through Ctfs
	387,023	2.60%, 11/25/2033 (2)	378,472
		TAL Advantage LLC
	1,014,417	2.83%, 02/22/2038 (1)	1,013,340
		Terwin Mortgage Trust
	1,944,272	1.12%, 12/25/2034 (2)	1,891,491
		Thornburg Mortgage Securities Trust
	1,379,690	2.22%, 04/25/2045 (2)	1,386,425
		UBS-Barclays Commercial Mortgage Trust
	5,950,000	3.19%, 03/10/2046	6,154,121
	1,095,000	4.23%, 03/10/2046 (1)(2)	926,834
		Wachovia Bank Commercial Mortgage Trust
	968,849	5.42%, 01/15/2045 (2)	981,988
		WaMu Mortgage Pass-Through Certificates Trust
	1,182,599	0.60%, 06/25/2044 (2)	1,094,099
	2,751,486	0.60%, 07/25/2044 (2)	2,640,588
	974,703	2.20%, 11/25/2046 (2)	878,521
	1,158,038	4.47%, 08/25/2036 (2)	1,047,717
		Wells Fargo Commercial Mortgage Trust
	3,900,000	2.92%, 10/15/2045	4,007,340
	375,000	4.11%, 05/15/2048 (2)	344,352

Shares or Principal Amount			Market Value*
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.6% - (continued)
		United States - 8.4% - (continued)
		Wells Fargo Mortgage Backed Securities Trust
$	485,062	2.49%, 10/25/2036 (2)	$451,503
	828,651	2.57%, 12/28/2037 (2)	762,369
	1,745,000	2.64%, 10/25/2035 (2)	1,678,418
		Westlake Automobile Receivables Trust
	2,455,000	1.17%, 03/15/2018 (1)	2,456,601
		WF-RBS Commercial Mortgage Trust
	15,848,008	1.62%, 03/15/2047 (2)(6)	1,288,950
	4,135,404	3.02%, 11/15/2047 (1)	2,941,236
	830,000	4.90%, 06/15/2044 (1)(2)	944,899
	515,000	5.00%, 06/15/2044 (1)(2)	489,269
	810,000	5.00%, 04/15/2045 (1)(2)	662,380
	935,000	5.75%, 04/15/2045 (1)(2)	1,010,347

			294,738,823

		Total Asset & Commercial Mortgage Backed Securities (cost $474,811,725)	$477,772,849

CORPORATE BONDS - 10.4%
		Australia - 0.1%
		FMG Resources August 2006 Pty Ltd.
	2,730,000	6.88%, 04/01/2022 (1)	$2,067,975
	2,825,000	8.25%, 11/01/2019 (1)	2,464,812

			4,532,787

		Canada - 0.2%
		MEG Energy Corp.
	820,000	7.00%, 03/31/2024 (1)	807,864
		Novelis, Inc.
	475,000	8.75%, 12/15/2020	507,063
		Telesat Canada / Telesat LLC
	1,300,000	6.00%, 05/15/2017 (1)	1,322,750
		Tembec Industries, Inc.
	2,246,000	9.00%, 12/15/2019 (1)	2,290,920
		Valeant Pharmaceuticals International, Inc.
	765,000	6.13%, 04/15/2025 (1)	789,384
		Videotron Ltd.
	3,000	9.13%, 04/15/2018	3,062

			5,721,043

		Denmark - 0.3%
		Nykredit Realkredit A/S
DKK	75,120,000	1.50%, 10/01/2037	10,947,127

		France - 0.3%
		Banque PSA Finance S.A.
EUR	4,247,000	4.25%, 02/25/2016 (5)	4,904,643
		Societe Generale S.A.
$	860,000	6.00%, 01/27/2020 (1)(2)(7)	819,666
EUR	1,200,000	6.75%, 04/07/2021 (2)(5)(7)	1,389,998
$	1,545,000	7.88%, 12/18/2023 (1)(2)(7)	1,602,938

			8,717,245

		Guernsey - 0.1%
		Credit Suisse Group AG
	3,725,000	7.88%, 02/24/2041 (2)(5)	3,943,844

The accompanying notes are an integral part of these financial statements.

194

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 10.4% - (continued)
		Ireland - 0.1%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
$	2,700,000	4.50%, 05/15/2021 (1)	$2,841,750
		Ardagh Packaging Finance plc
EUR	850,000	9.25%, 10/15/2020 (5)	1,018,846
		Baggot Securities Ltd.
	100,000	10.24%, 06/01/2015 (1)(7)	117,899

			3,978,495

		Italy - 0.1%
		Intesa Sanpaolo S.p.A.
$	1,300,000	9.50%, 06/01/2016 (2)(5)(7)	1,574,642

		Japan - 0.0%
		SoftBank Corp.
	1,230,000	4.50%, 04/15/2020 (1)	1,259,213

		Jersey - 0.0%
		Swiss Re Capital I L.P.
	690,000	6.85%, 05/25/2016 (2)(5)(7)	721,050

		Luxembourg - 0.4%
		Aguila 3 S.A.
	1,455,000	7.88%, 01/31/2018 (1)	1,469,550
		Altice Financing S.A.
EUR	1,185,000	6.50%, 01/15/2022 (5)	1,437,156
$	355,000	8.13%, 01/15/2024 (1)	373,638
	610,000	9.88%, 12/15/2020 (1)	673,288
		Ardagh Finance Holdings S.A.
EUR	490,009	8.38%, 06/15/2019 (1)(8)	583,714
		CNH Industrial Finance Europe S.A.
	2,091,000	2.75%, 03/18/2019 (5)	2,391,183
		INEOS Group Holdings S.A.
	2,955,000	5.75%, 02/15/2019 (5)	3,396,824
		Wind Acquisition Finance S.A.
	1,160,000	4.00%, 07/15/2020 (1)	1,318,996
	3,525,000	4.01%, 07/15/2020 (1)(2)	3,953,098

			15,597,447

		Mexico - 0.1%
		Cemex S.A.B. de C.V.
$	2,245,000	6.13%, 05/05/2025 (1)	2,303,819

		Netherlands - 0.5%
		Achmea B.V.
EUR	4,425,000	4.25%, 02/04/2025 (2)(5)(7)	5,235,753
		AerCap Aviation Solutions B.V.
$	200,000	6.38%, 05/30/2017	213,000
		Cimpress N.V.
	4,000,000	7.00%, 04/01/2022 (1)	4,100,000
		Constellium N.V.
EUR	295,000	4.63%, 05/15/2021 (1)	319,150
	1,250,000	4.63%, 05/15/2021 (5)	1,352,332
		Fiat Chrysler Automobiles N.V.
$	765,000	4.50%, 04/15/2020 (1)	769,973
		ING Groep N.V.
	1,800,000	6.00%, 04/16/2020 (2)(7)	1,792,125
	4,000,000	6.50%, 04/16/2025 (2)(7)	3,977,500
		NXP B.V. / NXP Funding LLC
	440,000	3.75%, 06/01/2018 (1)	452,100

			18,211,933

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 10.4% - (continued)
		Spain - 0.5%
		Abengoa Greenfield S.A.
EUR	2,975,000	5.50%, 10/01/2019 (1)	$3,064,889
		Banco Bilbao Vizcaya Argentaria S.A.
	2,400,000	7.00%, 02/19/2019 (2)(5)(7)	2,762,211
$	2,800,000	9.00%, 05/09/2018 (2)(5)(7)	3,027,500
		Banco Santander S.A.
EUR	3,800,000	6.25%, 03/12/2019 (2)(5)(7)	4,282,830
		NH Hotel Group S.A.
	3,390,000	6.88%, 11/15/2019 (1)	4,206,139

			17,343,569

		United Kingdom - 1.6%
		Barclays Bank plc
$	2,180,000	0.63%, 06/15/2015 (2)(7)	1,351,600
	14,260,000	4.38%, 09/11/2024	14,240,136
	3,495,000	8.25%, 12/15/2018 (2)(7)	3,722,867
GBP	550,000	14.00%, 06/15/2019 (2)(7)	1,134,460
		HSBC Bank plc
EUR	825,000	0.32%, 09/30/2020 (2)	921,719
$	2,620,000	0.75%, 09/30/2015 (2)(7)	1,600,820
		Ineos Finance plc
EUR	2,615,000	4.00%, 05/01/2023 (1)(4)	2,903,220
		Lloyds Banking Group plc
	2,725,000	6.38%, 06/27/2020 (2)(5)(7)	3,259,189
GBP	1,550,000	7.00%, 06/27/2019 (2)(5)(7)	2,435,828
		National Westminster Bank plc
$	1,270,000	0.63%, 07/11/2015 (2)(7)	800,100
EUR	725,000	2.17%, 07/05/2015 (2)(7)	776,823
		Nationwide Building Society
GBP	2,400,000	6.88%, 06/20/2019 (2)(5)(7)	3,702,419
		Paragon Offshore plc
$	2,345,000	6.75%, 07/15/2022 (1)	973,175
		Royal Bank of Scotland Group plc
	5,070,000	6.00%, 12/19/2023	5,552,892
	2,075,000	9.50%, 03/16/2022 (2)(5)	2,329,109
		Tullow Oil plc
	545,000	6.00%, 11/01/2020 (1)	501,400
	1,745,000	6.25%, 04/15/2022 (1)	1,596,675
		Virgin Media Finance plc
	5,615,000	5.75%, 01/15/2025 (1)	5,706,244
		Virgin Media Secured Finance plc
	2,755,000	5.25%, 01/15/2026 (1)	2,741,225

			56,249,901

		United States - 6.1%
		99 Cents Only Stores
	425,000	11.00%, 12/15/2019	444,125
		AbbVie, Inc.
	690,000	1.75%, 11/06/2017	693,578
		Activision Blizzard, Inc.
	6,820,000	6.13%, 09/15/2023 (1)	7,514,822
		AK Steel Corp.
	715,000	7.63%, 05/15/2020	620,263
	2,440,000	7.63%, 10/01/2021	2,013,000
	440,000	8.38%, 04/01/2022	378,400
		Albertson’s Holdings LLC
	517,000	7.75%, 10/15/2022 (1)	563,530
		Alcatel-Lucent USA, Inc.
	3,525,000	4.63%, 07/01/2017 (1)	3,639,562
	610,000	6.75%, 11/15/2020 (1)	657,275

The accompanying notes are an integral part of these financial statements.

195

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 10.4% - (continued)
		United States - 6.1% - (continued)
		Alere, Inc.
$	1,970,000	6.50%, 06/15/2020	$2,048,800
	1,050,000	7.25%, 07/01/2018	1,114,312
		Ally Financial, Inc.
	6,125,000	3.25%, 02/13/2018	6,117,344
	2,475,000	3.75%, 11/18/2019	2,461,635
	6,125,000	4.13%, 02/13/2022	6,002,500
	2,480,000	5.13%, 09/30/2024	2,573,000
	1,580,000	8.00%, 12/31/2018	1,785,400
		AMC Entertainment, Inc.
	734,000	9.75%, 12/01/2020	798,225
		American Builders & Contractors Supply Co., Inc.
	220,000	5.63%, 04/15/2021 (1)	226,600
		American International Group, Inc.
GBP	2,100,000	5.75%, 03/15/2067 (2)	3,364,953
		Amsurg Corp.
$	575,000	5.63%, 07/15/2022	583,740
		Antero Resources Corp.
	380,000	5.38%, 11/01/2021	383,800
	980,000	5.63%, 06/01/2023 (1)	1,000,825
		Aramark Services, Inc.
	1,505,000	5.75%, 03/15/2020	1,568,962
		Argos Merger Sub, Inc.
	635,000	7.13%, 03/15/2023 (1)	666,750
		Ashtead Capital, Inc.
	800,000	6.50%, 07/15/2022 (1)	856,504
		Associated Materials LLC
	245,000	9.13%, 11/01/2017	208,250
		Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
	5,890,000	5.25%, 03/15/2025 (1)	5,831,100
		Bank of America Corp.
EUR	1,800,000	0.74%, 05/23/2017 (2)	2,014,056
		Biomet, Inc.
$	1,145,000	6.50%, 08/01/2020	1,212,269
	65,000	6.50%, 10/01/2020	68,088
		Blue Racer Midstream LLC
	775,000	6.13%, 11/15/2022 (1)	806,000
		CCO Holdings LLC
	1,300,000	7.38%, 06/01/2020	1,384,500
		CDW LLC / CDW Finance Corp.
	1,360,000	5.00%, 09/01/2023	1,400,800
		CEC Entertainment, Inc.
	280,000	8.00%, 02/15/2022	286,650
		CIT Group, Inc.
	30,000	5.00%, 05/15/2017	31,050
	1,700,000	5.25%, 03/15/2018	1,762,050
	525,000	5.50%, 02/15/2019 (1)	549,281
		CNH Industrial America LLC
	95,000	7.25%, 01/15/2016	97,850
		CNH Industrial Capital LLC
	3,205,000	3.63%, 04/15/2018	3,213,012
	205,000	3.88%, 11/01/2015	206,025
	230,000	6.25%, 11/01/2016	241,500
		Community Health Systems, Inc.
	610,000	5.13%, 08/15/2018	632,875
	4,350,000	6.88%, 02/01/2022	4,616,437
	1,930,000	7.13%, 07/15/2020	2,069,925
		Deutsche Postbank Funding Trust
EUR	200,000	5.98%, 06/29/2017 (2)(5)(7)	238,302

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 10.4% - (continued)
		United States - 6.1% - (continued)
		DISH DBS Corp.
$	2,895,000	5.00%, 03/15/2023	$2,743,012
		DPL, Inc.
	1,495,000	7.25%, 10/15/2021	1,614,600
		Emdeon, Inc.
	25,000	11.00%, 12/31/2019	27,375
		Endo Finance LLC
	3,675,000	6.00%, 02/01/2025 (1)	3,769,172
		Entegris, Inc.
	565,000	6.00%, 04/01/2022 (1)	590,425
		Envision Healthcare Corp.
	435,000	5.13%, 07/01/2022 (1)	448,050
		Equinix, Inc.
	55,000	4.88%, 04/01/2020	56,788
		Everest Acquisition LLC
	80,000	9.38%, 05/01/2020	85,600
		Family Tree Escrow LLC
	230,000	5.25%, 03/01/2020 (1)	240,925
	1,130,000	5.75%, 03/01/2023 (1)	1,186,500
		FCA US LLC / CG Co-Issuer, Inc.
	7,355,000	8.00%, 06/15/2019	7,704,730
	3,935,000	8.25%, 06/15/2021	4,343,256
		First Data Corp.
	2,845,000	7.38%, 06/15/2019 (1)	2,955,244
	1,180,000	8.25%, 01/15/2021 (1)	1,251,166
		Ford Motor Credit Co. LLC
	5,450,000	5.63%, 09/15/2015	5,544,367
		Fresenius Medical Care U.S. Finance II, Inc.
	435,000	5.63%, 07/31/2019 (1)	475,238
		Fresenius Medical Care US Finance II, Inc.
	610,000	5.88%, 01/31/2022 (1)	667,950
		Fresenius US Finance II, Inc.
	60,000	9.00%, 07/15/2015 (1)	60,825
		Gannett Co., Inc.
	4,290,000	6.38%, 10/15/2023	4,643,925
		General Motors Financial Co., Inc.
	245,000	2.75%, 05/15/2016	248,093
		GenOn Americas Generation LLC
	605,000	9.13%, 05/01/2031	575,506
		Getty Images, Inc.
	1,170,000	7.00%, 10/15/2020 (1)	684,450
		GRD Holding III Corp.
	1,750,000	10.75%, 06/01/2019 (1)	1,898,750
		H&E Equipment Services, Inc.
	475,000	7.00%, 09/01/2022	497,563
		Harron Communications LP/Harron Finance Corp.
	2,325,000	9.13%, 04/01/2020 (1)	2,551,687
		HCA, Inc.
	2,530,000	7.50%, 11/15/2095	2,466,750
		Hertz Corp.
	946,000	7.38%, 01/15/2021 (1)	995,665
	430,000	7.50%, 10/15/2018	446,663
		Homer City Generation L.P.
	2,832,590	8.73%, 10/01/2026 (8)	2,875,079
		IMS Health, Inc.
EUR	2,755,000	4.13%, 04/01/2023 (1)	3,102,732
$	2,845,000	6.00%, 11/01/2020 (1)	2,958,800
		Infor Software Parent LLC
	2,885,000	7.13%, 05/01/2021 (1)(8)	2,892,212

The accompanying notes are an integral part of these financial statements.

196

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 10.4% - (continued)
		United States - 6.1% - (continued)
		Infor US, Inc.
$	1,730,000	6.50%, 05/15/2022 (1)	$1,777,575
	475,000	11.50%, 07/15/2018	513,594
		International Lease Finance Corp.
	1,015,000	5.88%, 04/01/2019	1,103,812
	2,815,000	6.25%, 05/15/2019	3,110,575
		inVentiv Health, Inc.
	255,000	9.00%, 01/15/2018 (1)	267,750
		Iron Mountain, Inc.
	30,000	7.75%, 10/01/2019	31,800
	154,000	8.38%, 08/15/2021	160,545
		K Hovnanian Enterprises, Inc.
	1,305,000	7.00%, 01/15/2019 (1)	1,246,275
	176,000	9.13%, 11/15/2020 (1)	186,560
		KB Home
	216,000	6.25%, 06/15/2015	216,540
	1,685,000	7.00%, 12/15/2021	1,756,612
	75,000	7.50%, 09/15/2022	78,375
	1,075,000	8.00%, 03/15/2020	1,187,875
		Laredo Petroleum, Inc.
	540,000	5.63%, 01/15/2022	543,375
	1,000,000	6.25%, 03/15/2023	1,035,000
	430,000	7.38%, 05/01/2022	460,100
		Lennar Corp.
	90,000	5.60%, 05/31/2015	90,288
		Level 3 Financing, Inc.
	700,000	8.63%, 07/15/2020	759,500
		LIN Television Corp.
	3,625,000	6.38%, 01/15/2021	3,770,000
		Masco Corp.
	140,000	4.80%, 06/15/2015	140,537
		Matador Resources Co.
	285,000	6.88%, 04/15/2023 (1)	292,481
		MDC Holdings, Inc.
	3,075,000	5.50%, 01/15/2024	3,059,625
		Michaels Stores, Inc.
	1,100,000	5.88%, 12/15/2020 (1)	1,141,250
		Morgan Stanley
	3,035,000	3.88%, 04/29/2024	3,142,005
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,045,000	6.50%, 08/01/2018	1,063,288
	456,000	7.88%, 10/01/2020	469,680
		Navient Corp.
	1,690,000	5.88%, 10/25/2024	1,597,050
		NBCUniversal Enterprise, Inc.
	680,000	5.25%, 03/29/2049 (1)(7)	717,400
		Nortek, Inc.
	650,000	8.50%, 04/15/2021	702,000
		Owens-Brockway Glass Container, Inc.
	85,000	7.38%, 05/15/2016	89,675
		Party City Holdings, Inc.
	2,915,000	8.88%, 08/01/2020	3,151,844
		Ply Gem Industries, Inc.
	1,600,000	6.50%, 02/01/2022	1,568,000
		PRA Holdings, Inc.
	1,701,000	9.50%, 10/01/2023 (1)	1,920,004
		Provident Funding Associates L.P.
	690,000	6.75%, 06/15/2021 (1)	657,225
		Range Resources Corp.
	15,000	6.75%, 08/01/2020	15,638

Shares or Principal Amount			Market Value*
CORPORATE BONDS - 10.4% - (continued)
		United States - 6.1% - (continued)
		Realogy Group LLC
$	75,000	7.63%, 01/15/2020 (1)	$79,875
		Salix Pharmaceuticals Ltd.
	2,905,000	6.50%, 01/15/2021 (1)	3,297,175
		Servicemaster Co.
	2,327,000	7.00%, 08/15/2020	2,460,802
		Sovereign Capital Trust
	125,000	7.91%, 06/13/2036	130,740
		Spectrum Brands, Inc.
	950,000	6.38%, 11/15/2020	1,007,000
	940,000	6.63%, 11/15/2022	1,005,800
		Sprint Communications, Inc.
	75,000	9.00%, 11/15/2018 (1)	85,336
		Sprint Corp.
	4,360,000	7.13%, 06/15/2024	4,191,050
		Sun Products Corp.
	1,310,000	7.75%, 03/15/2021 (1)	1,154,437
		SunGard Data Systems, Inc.
	2,450,000	6.63%, 11/01/2019	2,554,125
	2,150,000	7.38%, 11/15/2018	2,236,000
		Syniverse Holdings, Inc.
	3,666,000	9.13%, 01/15/2019	3,446,040
		T-Mobile USA, Inc.
	575,000	5.25%, 09/01/2018	595,125
	785,000	6.46%, 04/28/2019	810,513
		Tempur Sealy International, Inc.
	395,000	6.88%, 12/15/2020	420,675
		Texas Competitive Electric Holdings Co. LLC
	925,000	11.50%, 10/01/2020 (1)(9)	608,188
		Time Warner Cable, Inc.
	1,110,000	8.25%, 04/01/2019	1,296,757
	4,685,000	8.75%, 02/14/2019	5,530,446
		TMX Finance LLC
	815,000	8.50%, 09/15/2018 (1)	582,725
		United Rentals North America, Inc.
	3,120,000	4.63%, 07/15/2023	3,162,931
		United States Steel Corp.
	1,037,000	7.38%, 04/01/2020	1,083,665
		Verizon Communications, Inc.
	1,647,000	5.01%, 08/21/2054	1,626,325
		WPX Energy, Inc.
	500,000	5.25%, 09/15/2024	461,250
	1,100,000	6.00%, 01/15/2022	1,078,418
		Zayo Group LLC
	1,600,000	6.00%, 04/01/2023 (1)	1,608,000
		ZF North America Capital, Inc.
	410,000	4.50%, 04/29/2022 (1)	409,231
	980,000	4.75%, 04/29/2025 (1)	982,450

			215,479,955

		Total Corporate Bonds (cost $374,256,574)	$366,582,070

FOREIGN GOVERNMENT OBLIGATIONS - 55.8%
		Australia - 4.6%
		Australia Government Bond
AUD	4,855,000	2.75%, 04/21/2024	$3,889,377
	15,145,000	2.75%, 04/21/2024	12,132,774
	5,000,000	3.25%, 04/21/2025 (5)	4,161,869
	107,670,000	4.50%, 04/15/2020	94,747,603

The accompanying notes are an integral part of these financial statements.

197

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 55.8% - (continued)
		Australia - 4.6% - (continued)
AUD	18,000,000	5.25%, 03/15/2019	$15,970,999
	35,000,000	5.50%, 01/21/2018	30,303,847

			161,206,469

		Brazil - 0.5%
		Brazil Notas do Tesouro Nacional Serie F
BRL	58,027,000	10.00%, 01/01/2017	18,312,836

		Canada - 8.2%
		Canadian Government Bond
CAD	118,745,000	1.25%, 02/01/2018	99,875,716
	91,305,000	1.50%, 02/01/2017	76,742,363
	72,190,000	1.50%, 03/01/2020	61,228,369
	22,635,000	2.25%, 06/01/2025	19,882,779
	32,500,000	2.75%, 06/01/2022	29,594,260

			287,323,487

		Cyprus - 0.1%
		Cyprus Government International Bond
EUR	1,950,000	4.75%, 06/25/2019 (5)	2,309,983

		Denmark - 8.0%
		Denmark Government Bond
DKK	566,500,000	1.50%, 11/15/2023	93,776,587
	88,480,000	1.75%, 11/15/2025	15,085,545
	182,280,000	2.50%, 11/15/2016	28,653,654
	85,535,000	3.00%, 11/15/2021	15,250,516
	114,620,000	3.00%, 11/15/2021	20,436,244
	56,760,000	4.00%, 11/15/2017	9,472,471
	558,945,000	4.00%, 11/15/2019	99,597,428

			282,272,445

		Italy - 0.9%
		Italy Certificati di Credito del Tesoro
EUR	27,900,000	0.00%, 06/30/2015 (10)	31,327,198

		Mexico - 0.4%
		Mexican Bonos
MXN	192,646,300	10.00%, 12/05/2024	16,262,590

		Norway - 9.1%
		Norway Government Bond
NOK	531,295,000	1.75%, 03/13/2025 (1)(5)	71,693,955
	184,350,000	3.75%, 05/25/2021	27,983,144
	1,464,835,000	4.50%, 05/22/2019	221,527,672

			321,204,771

		South Africa - 0.5%
		South Africa Government Bond
ZAR	194,975,000	8.75%, 02/28/2048	16,607,601

		South Korea - 4.4%
		Korea Treasury Bond
KRW	31,500,000,000	3.00%, 09/10/2024	30,811,701
	70,818,840,000	3.50%, 03/10/2017	68,110,944
	55,009,850,000	4.25%, 06/10/2021	57,410,271

			156,332,916

		Sweden - 8.0%
		Sweden Government Bond
SEK	493,265,000	1.50%, 11/13/2023	64,772,510
	95,020,000	2.50%, 05/12/2025	13,674,871
	1,108,915,000	4.25%, 03/12/2019	155,455,555
	307,545,000	5.00%, 12/01/2020	46,971,328

			280,874,264

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 55.8% - (continued)
		United Kingdom - 11.1%
		United Kingdom Gilt
GBP	35,000,000	1.75%, 01/22/2017 (5)	$54,851,489
	87,255,000	1.75%, 07/22/2019 (5)	136,994,151
	61,725,000	2.00%, 07/22/2020 (5)	97,727,286
	44,620,000	2.75%, 09/07/2024 (5)	73,676,499
	14,265,000	3.50%, 01/22/2045 (5)	26,306,602

			389,556,027

		Total Foreign Government Obligations (cost $1,990,088,026)	$1,963,590,587

SENIOR FLOATING RATE INTERESTS - 2.6% (11)
		Australia - 0.3%
		Aristocrat Leisure Ltd.
$	4,244,731	4.75%, 10/20/2021	$4,279,750
	5,375,000	5.00%, 03/11/2022	5,438,586

			9,718,336

		Canada - 0.1%
		Bauer Performance Sports Ltd.
	1,200,662	4.00%, 04/15/2021	1,191,657
		Burger King
	2,542,352	4.50%, 12/12/2021	2,570,089

			3,761,746

		Cayman Islands - 0.0%
		Avago Technologies Cayman Ltd.
	1,247,782	3.75%, 05/06/2021	1,252,985

		Ireland - 0.1%
		Ardagh Holdings USA, Inc.
	1,272,150	4.00%, 12/17/2019	1,277,557

		United States - 2.1%
		99 Cents Only Stores
	1,753,300	4.50%, 01/11/2019	1,750,653
		ABC Supply Co., Inc.
	1,285,425	3.50%, 04/16/2020	1,287,842
		Alliance Laundry System LLC
	3,459,803	4.25%, 12/10/2018	3,468,453
		AMC Entertanment, Inc.
	862,400	3.50%, 04/30/2020	864,332
		Amsurg Corp.
	3,369,538	3.75%, 07/16/2021	3,381,331
		Arch Coal, Inc.
	1,028,209	6.25%, 05/16/2018	764,432
		Asurion LLC
	1,923,712	4.25%, 07/08/2020	1,927,617
	2,245,231	5.00%, 05/24/2019	2,256,053
	350,000	8.50%, 03/03/2021	354,725
		Calpine Corp.
	702,000	4.00%, 10/09/2019	704,927
	320,938	4.00%, 10/30/2020	322,462
		Chrysler Group LLC
	96,734	3.50%, 05/24/2017	96,830
		Community Health Systems, Inc.
	562,875	4.25%, 01/27/2021	566,213
		Crosby U.S. Acquisition Corp.
	671,500	3.75%, 11/23/2020	622,816
		Darling International, Inc.
EUR	1,856,250	3.50%, 01/06/2021	2,096,191

The accompanying notes are an integral part of these financial statements.

198

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SENIOR FLOATING RATE INTERESTS - 2.6% (11) - (continued)
		United States - 2.1% - (continued)
		First Data Corp.
$	3,265,000	3.68%, 03/24/2018	$3,271,138
	2,685,000	3.68%, 09/24/2018	2,688,356
		Freescale Semiconductor, Inc.
	3,197,733	4.25%, 02/28/2020	3,209,724
	1,438,100	5.00%, 01/15/2021	1,449,792
		Gardner Denver, Inc.
EUR	1,324,825	4.75%, 07/30/2020	1,472,868
		Hii Holding Corp.
$	190,613	4.00%, 12/20/2019	190,613
		Hilton Worldwide Finance LLC
	1,181,250	3.50%, 10/26/2020	1,185,243
		Hyland Software, Inc.
	831,600	4.75%, 02/19/2021	835,134
		Interactive Data Corp.
	2,427,655	4.75%, 05/02/2021	2,442,075
		Lands’ End, Inc.
	2,847,228	4.25%, 04/04/2021	2,800,961
		Level 3 Financing, Inc.
	4,075,000	4.50%, 01/31/2022	4,077,567
		LTS Buyer LLC
	1,085,663	4.00%, 04/13/2020	1,084,305
		Magic Newco LLC
	512,131	5.00%, 12/12/2018	513,944
		MGM Resorts International
	518,075	3.50%, 12/20/2019	517,857
		MPH Acquisition Holdings LLC
	2,871,021	3.75%, 03/31/2021	2,868,609
		Neiman Marcus Group, Inc.
	3,209,444	4.25%, 10/25/2020	3,215,734
		Nortek, Inc.
	2,064,400	3.75%, 10/30/2020	2,055,110
		Party City Holdings, Inc.
	3,392,896	4.00%, 07/27/2019	3,400,903
		PLY GEM IIndustries, Inc.
	945,450	4.00%, 02/01/2021	944,268
		Realogy Corp.
	2,531,122	3.75%, 03/05/2020	2,539,829
		Rexnord LLC
	2,718,600	4.00%, 08/21/2020	2,726,919
		ServiceMaster Co.
	2,920,388	4.25%, 07/01/2021	2,928,740
		Signode Industrial Group US Inc.
EUR	794,000	4.00%, 05/01/2021	892,657
		Star West Generation LLC
$	722,800	4.25%, 03/13/2020	725,511
		Syniverse Holdings, Inc.
	4,482,965	4.00%, 04/23/2019	4,316,737
		Tribune Co.
	1,318,623	4.00%, 12/27/2020	1,324,398

			74,143,869

		Total Senior Floating Rate Interests (cost $90,776,133)	$90,154,493

U.S. GOVERNMENT AGENCIES - 0.7%
		United States - 0.7%
		FHLMC
	3,965,642	1.03%, 04/25/2024 (2)	$3,952,742
	9,328,114	1.18%, 02/25/2024 (2)	9,308,385
	4,125,175	1.63%, 09/25/2024 (2)	4,147,083

Shares or Principal Amount			Market Value*
U.S. GOVERNMENT AGENCIES - 0.7% - (continued)
		United States - 0.7% - (continued)
$	31,105,000	1.68%, 11/25/2042 (2)(6)	$2,791,331
	1,195,636	1.75%, 08/25/2016 (2)(6)	17,686
	3,690,853	1.78%, 09/25/2041 (2)(6)	432,273
	11,435,000	2.08%, 02/25/2041 (2)(6)	1,185,455
	2,200,334	2.18%, 12/25/2041 (2)(6)	325,751
	6,087,872	2.28%, 01/25/2024 (2)(6)	955,924
	10,140,000	2.29%, 12/25/2039 (2)(6)	1,263,373
	1,550,000	4.93%, 10/25/2024 (2)	1,645,725

		Total U.S. Government Agencies (cost $25,521,193)	$26,025,728

U.S. GOVERNMENT SECURITIES - 10.0%
		United States - 10.0%
		U.S. Treasury Notes - 10.0%
	15,000,000	0.25%, 05/15/2015	$15,001,170
	77,735,000	0.38%, 03/15/2016	77,838,232
	35,000,000	0.88%, 12/31/2016	35,226,940
	37,060,000	0.88%, 01/31/2017	37,282,953
	69,930,000	1.00%, 09/30/2019	68,864,687
	77,255,000	1.25%, 01/31/2019	77,460,189
	36,975,000	2.50%, 05/15/2024	38,497,335

			350,171,506

		Total U.S. Government Securities (cost $349,101,901)	$350,171,506

CONVERTIBLE BONDS - 0.2%
		Home Builders - 0.0%
		M/I Homes, Inc.
	147,000	3.00%, 03/01/2018	$145,346

		Oil & Gas - 0.0%
		Cobalt International Energy, Inc.
	1,155,000	2.63%, 12/01/2019	886,463

		Semiconductors - 0.2%
		Intel Corp.
	3,300,000	3.25%, 08/01/2039	5,376,937

		Total Convertible Bonds (cost $6,501,339)	$6,408,746

PREFERRED STOCKS - 0.1%
		United States - 0.1%
	50	Citigroup Capital	$1,295
	111,000	GMAC Capital Trust I Series 2	2,917,080

		Total Preferred Stocks (cost $2,943,133)	$2,918,375

CONVERTIBLE PREFERRED STOCKS - 0.1%
		Ireland - 0.1%
	4,752	Actavis plc Series A, 5.50%	$4,755,136

		Total Convertible Preferred Stocks (cost $4,814,127)	$4,755,136

		Total Long-Term Investments (cost $3,318,814,151)	$3,288,379,490

The accompanying notes are an integral part of these financial statements.

199

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
SHORT-TERM INVESTMENTS - 2.6%
	Other Investment Pools & Funds - 1.8%
$62,532,746	BlackRock Liquidity Funds TempFund Portfolio	$62,532,746

	U.S. Treasury - 0.8%
	U.S. Treasury Bills
30,000,000	0.05%, 07/23/2015 (10)	29,999,490

	Total Short-Term Investments (cost $92,529,634)	$92,532,236

Total Investments Excluding Purchased Options (cost $3,411,343,785)	96.1%	$3,380,911,726

Total Purchased Options (cost $3,410,884)	0.1%	3,010,071

Total Investments (cost $3,414,754,669) ^	96.2%	$3,383,921,797
Other Assets and Liabilities	3.8%	132,123,367

Total Net Assets	100.0%	$3,516,045,164

The accompanying notes are an integral part of these financial statements.

200

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $3,415,524,952 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$60,618,895
Unrealized Depreciation	(92,222,050)

Net Unrealized Depreciation	$(31,603,155)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $471,402,209, which represents 13.4% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $2,459,339, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities were $7,805,868 at April 30, 2015.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $517,934,712, which represents 14.8% of total net assets.

(6)	Securities disclosed are interest-only strips.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	This security may pay interest in additional principal instead of cash.

(9)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(10)	The interest rate disclosed for these holdings are the effective yield on the date of the acquisition.

(11)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2015.

OTC Option Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value*	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/USD Put	GSC	1.21 EUR per USD	03/08/16	EUR	15,117,500	$183,768	$116,188	$67,580
USD Call/CHF Put	CBK	1.10 USD per CHF	07/02/15	USD	1,565,000	18,414	208,145	(189,731)
USD Call/CNY Put	JPM	6.30 USD per CNY	06/15/15	USD	11,325,000	2,072	55,039	(52,967)
USD Call/CNY Put	JPM	6.30 USD per CNY	06/15/15	USD	11,325,000	2,072	50,113	(48,041)
USD Call/KRW Put	GSC	1,200.00 USD per KRW	09/08/15	USD	1,073,000	50,297	235,524	(185,227)
USD Call/SGD Put	GSC	1.35 USD per SGD	06/08/15	USD	828,000	149,595	240,120	(90,525)
USD Call/SGD Put	GSC	1.43 USD per SGD	04/07/16	USD	1,308,000	153,580	261,600	(108,020)

Total Calls					42,541,500	$559,798	$1,166,729	$(606,931)

The accompanying notes are an integral part of these financial statements.

201

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2015 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value*	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Puts
AUD Put/CAD Call	BOA	0.89 AUD per CAD	09/11/15	AUD	1,375,000	$114,292	$239,686	$(125,394)
AUD Put/NZD Call	JPM	1.00 AUD per NZD	03/10/16	AUD	13,425,000	107,896	131,301	(23,405)
AUD Put/NZD Call	GSC	1.01 AUD per NZD	03/10/16	AUD	25,722,000	281,226	273,863	7,363
AUD Put/USD Call	GSC	0.75 AUD per USD	12/10/15	AUD	1,451,322	285,164	225,794	59,370
AUD Put/USD Call	JPM	0.78 AUD per USD	01/28/16	AUD	12,770,000	390,468	325,271	65,197
AUD Put/USD Call	GSC	0.67 AUD per USD	03/31/16	AUD	9,639,950	72,105	126,712	(54,607)
AUD Put/USD Call	JPM	0.67 AUD per USD	03/31/16	AUD	9,640,050	72,106	125,589	(53,483)
EUR Put/SEK Call	JPM	8.95 EUR per SEK	12/22/15	EUR	11,460,000	108,798	177,161	(68,363)
EUR Put/TRY Call	DEUT	2.57 EUR per TRY	06/16/15	EUR	7,725,000	252	16,058	(15,806)
GBP Put/USD Call	JPM	1.50 GBP per USD	07/01/15	GBP	1,140,000	431,991	227,392	204,599

Total Puts					94,348,322	$1,864,298	$1,868,827	$(4,529)

Total purchased option contracts					136,889,822	$2,424,096	$3,035,556	$(611,460)

Written option contracts:
Puts
AUD Put/NZD Call	GSC	0.98 AUD per NZD	03/10/16	AUD	(25,722,000)	$(149,915)	(144,555)	$(5,360)
AUD Put/USD Call	JPM	0.74 AUD per USD	01/28/16	AUD	(12,770,000)	(211,934)	(171,034)	(40,900)
EUR Put/SEK Call	JPM	8.55 EUR per SEK	12/22/15	EUR	(11,460,000)	(25,633)	(53,272)	27,639

Total Puts					(49,952,000)	$(387,482)	$(368,861)	$(18,621)

Total written option contracts					(49,952,000)	$(387,482)	$(368,861)	$(18,621)

OTC Swaption Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
Credit Default Swaption CDX.NA.IG.24	DEUT	68.00%	05/20/15	USD	19,205,000	$13,986	16,324	$2,338
Credit Default Swaption CDX.NA.IG.24	DEUT	68.00%	05/20/15	USD	19,270,000	14,034	18,308	4,274
Interest Rate Swaption EUR	GSC	0.87%	10/21/15	EUR	3,860,000	339,423	142,370	197,053
Interest Rate Swaption USD	DEUT	2.90%	10/02/15	USD	5,480,000	104,607	92,064	12,543
Interest Rate Swaption USD	GSC	2.92%	10/06/15	USD	6,170,000	113,925	106,262	7,663

Total Puts					53,985,000	$585,975	$375,328	$210,647

Total purchased swaption contracts					53,985,000	$585,975	$375,328	$210,647

Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption CDX.NA.IG.24	DEUT	58.00 USD	05/20/15	USD	(19,270,000)	$(1,767)	(8,672)	$6,905
Credit Default Swaption CDX.NA.IG.24	DEUT	58.00 USD	05/20/15	USD	(19,205,000)	(1,762)	(10,564)	8,802
Interest Rate Swaption USD	DEUT	1.90% USD	10/02/15	USD	(5,480,000)	(43,388)	(93,160)	49,772
Interest Rate Swaption USD	GSC	1.92% USD	10/06/15	USD	(6,170,000)	(53,659)	(109,689)	56,030

Total Calls					(50,125,000)	$(100,576)	$(222,085)	$121,509

The accompanying notes are an integral part of these financial statements.

202

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Futures Contracts Outstanding at April 30, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	2,160	06/15/2015	$187,384,597	$186,252,273	$(1,132,324)
Euro-BOBL Future	73	06/08/2015	10,149,864	10,088,080	(61,784)
Long Gilt Future	147	06/26/2015	26,740,581	26,628,439	(112,142)

Total					$(1,306,250)

Short position contracts:
Australian 10-Year Bond Future	486	06/15/2015	$49,661,426	$49,712,810	$(51,384)
Canadian Government 10-Year Bond Future	57	06/19/2015	6,680,720	6,605,935	74,785
Euro BUXL 30-Year Bond Future	1	06/08/2015	187,032	178,654	8,378
Euro-Bund Future	141	06/08/2015	24,875,867	24,809,031	66,836
Japan 10-Year Bond Future	146	06/11/2015	178,213,666	178,947,532	(733,866)
U.S. Treasury 10-Year Note Future	2,719	06/19/2015	350,319,651	349,051,625	1,268,026
U.S. Treasury 2-Year Note Future	17	06/30/2015	3,723,115	3,727,516	(4,401)
U.S. Treasury 5-Year Note Future	879	06/30/2015	105,665,005	105,596,743	68,262
U.S. Treasury CME Ultra Long Term Bond Future	13	06/19/2015	2,172,941	2,138,500	34,441
U.S. Treasury Long Bond Future	9	06/19/2015	1,474,543	1,436,344	38,199

Total					$769,276

Total futures contracts					$(536,974)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.A.7	JPM	USD	1,645,000	(2.00%)	01/17/47	$—	$(34,081)	$(7,498)	$26,583
CMBX.NA.AJ.3	GSC	USD	2,245,557	(1.47%)	12/13/49	435,575	—	412,590	(22,985)
CMBX.NA.AJ.4	DEUT	USD	59,762	(0.96%)	02/17/51	11,434	—	10,923	(511)
CMBX.NA.AJ.4	JPM	USD	1,250,052	(0.96%)	02/17/51	314,429	—	228,481	(85,948)
CMBX.NA.AS.7	CSI	USD	9,350,000	(1.00%)	01/17/47	82,424	—	63,392	(19,032)
ITRAXX.SUB.FIN.16	JPM	EUR	155,000	(5.00%)	12/20/16	1,915	—	(13,574)	(15,489)

Total						$845,777	$(34,081)	$694,314	$(117,382)

Sell protection:
CMBX.NA.AAA.6	DEUT	USD	22,365,000	0.50%	05/11/63	$—	$(806,180)	$(299,729)	$506,451
CMBX.NA.AAA.6	CSI	USD	10,525,000	0.50%	05/11/63	—	(309,232)	(141,053)	168,179
CMBX.NA.AAA.6	CSI	USD	1,556,000	0.50%	05/11/63	—	(88,241)	(20,853)	67,388
CMBX.NA.AAA.6	GSC	USD	1,220,000	0.50%	05/11/63	—	(25,184)	(16,350)	8,834
CMBX.NA.AAA.7	CSI	USD	10,550,000	0.50%	01/17/47	—	(433,576)	(247,783)	185,793
CMBX.NA.AAA.7	CSI	USD	2,645,000	0.50%	01/17/47	—	(90,280)	(62,122)	28,158
CMBX.NA.AAA.8	CSI	USD	6,260,385	0.50%	10/17/57	—	(291,487)	(220,999)	70,488
ITRAXX.EUR.Senior Financials Series 23	GSC	EUR	11,080,000	1.00%	06/20/20	158,896	—	200,213	41,317
ITRAXX.EUR.Senior Financials Series 23	DEUT	EUR	11,075,000	1.00%	06/20/20	158,824	—	200,122	41,298
ITRAXX.EUR.Senior Financials Series 23	GSC	EUR	4,785,000	1.00%	06/20/20	71,215	—	86,464	15,249
ITRAXX.EUR.Senior Financials Series 23	DEUT	EUR	4,740,000	1.00%	06/20/20	73,165	—	85,650	12,485
ITRAXX.EUR.Senior Financials Series 23	GSC	EUR	1,670,000	1.00%	06/20/20	24,063	—	30,176	6,113

Total						$486,163	$(2,044,180)	$(406,264)	$1,151,753

Total traded indices						$1,331,940	$(2,078,261)	$288,050	$1,034,371

The accompanying notes are an integral part of these financial statements.

203

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Ally Financial, Inc.	MSC	USD	1,970,000	(5.00%) /1.69%	12/20/19	$—	$(276,395)	$(294,526)	$(18,131)
Australia & New Zealand Banking Group Ltd.	DEUT	USD	3,350,000	(1.00%) /0.75%	06/20/20	—	(27,547)	(45,448)	(17,901)
Avis Budget Group, Inc.	BOA	USD	2,500,000	(5.00%) /1.46%	06/20/18	—	(270,858)	(287,163)	(16,305)
Avis Budget Group, Inc.	BOA	USD	75,000	(5.00%) /0.69%	03/20/17	2,812	—	(6,550)	(9,362)
Beazer Homes USA, Inc.	BOA	USD	1,620,000	(5.00%) /3.3%	12/20/18	—	(15,063)	(104,014)	(88,951)
Casino Guichard Perrchon	BOA	EUR	5,115,000	(1.00%) /0.98%	06/20/20	—	(35,540)	(11,403)	24,137
Casino Guichard Perrchon	JPM	EUR	1,965,000	(1.00%) /0.98%	06/20/20	—	(6,220)	(4,380)	1,840
CenturyLink. Inc.	DEUT	USD	2,970,000	(1.00%) /1.75%	09/20/19	100,399	—	89,528	(10,871)
CIT Group, Inc.	GSC	USD	470,000	(5.00%) /1.52%	12/20/17	—	(44,203)	(44,997)	(794)
CIT Group, Inc.	CSI	USD	1,165,000	(5.00%) /1.52%	12/20/17	—	(101,301)	(111,374)	(10,073)
Commonwealth Bank of Australia	DEUT	USD	3,450,000	(1.00%) /0.75%	06/20/20	—	(28,369)	(46,895)	(18,526)
D.R. Horton, Inc.	JPM	USD	4,900,000	(1.00%) /1.52%	06/20/20	132,154	—	118,862	(13,292)
Darden Restaurants, Inc.	CBK	USD	3,135,000	(1.00%) /0.9%	03/20/20	68,301	—	(18,300)	(86,601)
Dell, Inc.	JPM	USD	6,225,000	(1.00%) /1.94%	06/20/20	166,793	—	273,669	106,876
Domtar Corp.	GSC	USD	55,000	(1.00%) /0.3%	12/20/16	2,811	—	(700)	(3,511)
First Data Corp.	MSC	USD	5,450,000	(5.00%) /0.95%	09/20/17	—	(394,348)	(556,006)	(161,658)
Frontier Communications Co.	CBK	USD	2,840,000	(5.00%) /3.15%	12/20/19	—	(235,139)	(241,198)	(6,059)
Hertz Corp.	BOA	USD	2,500,000	(5.00%) /1.9%	06/20/18	—	(235,645)	(250,793)	(15,148)
MDC Holdings, Inc.	JPM	USD	3,075,000	(1.00%) /1.57%	03/20/20	106,488	—	77,933	(28,555)
National Australia Bank	DEUT	USD	3,350,000	(1.00%) /0.76%	06/20/20	—	(27,547)	(44,652)	(17,105)
Peugeot S.A.	CBK	EUR	70,000	(1.00%) /0.51%	12/20/16	17,706	—	(733)	(18,439)
Portugal Telecom International Finance B.V.	JPM	EUR	3,000,000	(5.00%) /4.9%	03/20/20	—	(215,204)	(33,764)	181,440
Rite Aid Corp.	GSC	USD	105,000	(5.00%) /0.76%	06/20/17	8,400	—	(10,125)	(18,525)
Ryland Group, Inc.	DEUT	USD	4,000,000	(5.00%) /0.8%	09/20/17	—	(323,244)	(424,311)	(101,067)
Ryland Group, Inc.	DEUT	USD	3,400,000	(5.00%) /0.92%	12/20/17	—	(305,866)	(383,866)	(78,000)
Tenet Healthcare Corp.	MSC	USD	3,275,000	(5.00%) /1.49%	12/20/17	—	(263,114)	(318,137)	(55,023)
Thyssen Krupp AG	MSC	EUR	4,925,000	(1.00%) /1.43%	06/20/20	109,539	—	113,402	3,863
Time Warner Cable, Inc.	MSC	USD	1,230,000	(1.00%) /1.2%	03/20/19	16,846	—	7,825	(9,021)
Time Warner Cable, Inc.	JPM	USD	3,455,000	(1.00%) /1.2%	03/20/19	51,108	—	21,982	(29,126)
Time Warner Cable, Inc.	JPM	USD	1,110,000	(1.00%) /1.29%	06/20/19	20,391	—	11,452	(8,939)
Westpac Banking Corp.	DEUT	USD	3,350,000	(1.00%) /0.71%	06/20/20	—	(27,547)	(52,752)	(25,205)

Total						$803,748	$(2,833,150)	$(2,577,434)	$(548,032)

Credit default swaps on single-name issues:
Sell protection:
Arcelormittal	MSC	EUR	4,925,000	1.00% /2.73%	06/20/20	$—	$(427,400)	$(456,462)	$(29,062)
Avis Budget Group, Inc.	BOA	USD	2,500,000	5.00% /3.0%	06/20/20	253,111	—	249,000	(4,111)
Banco Santander S.A.	CSFB	EUR	4,510,000	1.00% /0.89%	06/20/20	32,233	—	33,478	1,245
Banco Santander S.A.	GSC	EUR	2,640,000	1.00% /0.89%	06/20/20	18,868	—	19,597	729
Beazer Homes USA, Inc.	JPM	USD	6,700,000	5.00% /4.5%	06/20/20	154,732	—	191,151	36,419
First Data Corp.	JPM	USD	5,450,000	5.00% /2.56%	06/20/20	590,322	—	663,539	73,217
Hertz Corp.	BOA	USD	2,500,000	5.00% /3.74%	06/20/20	165,931	—	159,255	(6,676)
International Lease Finance Corp.	GSC	USD	2,560,000	5.00% /1.6%	06/20/20	374,053	—	429,013	54,960
K Hovnanian Enterprises, Inc.	BOA	USD	1,650,000	5.00% /5.2%	12/20/18	—	(38,505)	(1,318)	37,187
Liberty Interactive LLC	GSC	USD	2,065,000	5.00% /2.1%	03/20/20	234,554	—	287,163	52,609
Liberty Interactive LLC	BCLY	USD	850,000	5.00% /2.1%	03/20/20	83,172	—	118,203	35,031
Tenet Healthcare Corp.	MSC	USD	3,275,000	5.00% /3.62%	06/20/20	218,689	—	227,549	8,860
United Rentals Inc.	GSC	USD	2,635,000	5.00% /2.31%	06/20/20	332,042	—	354,806	22,764

Total						$2,457,707	$(465,905)	$2,274,974	$283,172

Total single-name issues						$3,261,455	$(3,299,055)	$(302,460)	$(264,860)

Total OTC contracts						$4,593,395	$(5,377,316)	$(14,410)	$769,511

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

204

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Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Centrally Cleared Credit Default Swap Contracts Outstanding April 30, 2015
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.24	USD	48,650,000	(5.00%)	06/20/20	(3,594,163)	$(3,738,565)	$(144,402)
ITRAXX.XOV.23	EUR	23,450,000	(5.00%)	06/20/20	(2,862,919)	(2,935,352)	(72,433)

Total					$(6,457,082)	$(6,673,917)	$(216,835)

Credit default swaps on indices:
Sell protection:
ITRAXX.EUR.23	EUR	116,375,000	1.00%	06/20/20	2,686,037	$2,765,268	$79,231

Total					$(3,771,045)	$(3,908,649)	$(137,604)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
JPM	6.41% Fixed	1M MXIBTIIE	MXN	163,815,000	09/04/25	$—	$—	$(105,779)	$(105,779)
JPM	3M KRW CD KSDA	2.05% Fixed	KRW	2,397,480,000	06/17/25	—	—	(48,726)	(48,726)
GSC	3M KRW CD KSDA	2.05% Fixed	KRW	13,339,605,000	06/17/25	—	—	(270,554)	(270,554)
DEUT	3.88% Fixed	3M NZD NZDBB	NZD	11,360,000	09/16/25	—	—	3,668	3,668
JPM	3.90% Fixed	3M NZD NZDBB	NZD	9,505,000	09/16/25	—	—	(11,690)	(11,690)
JPM	0.52% Fixed	3M SEK STIBOR	SEK	240,335,000	06/21/19	—	—	77,407	77,407
GSC	0.51% Fixed	3M SEK STIBOR	SEK	102,800,000	06/21/19	—	—	34,482	34,482
MSC	0.53% Fixed	3M SEK STIBOR	SEK	111,270,000	06/21/19	—	—	33,544	33,544
JPM	1.77% Fixed	3M SEK STIBOR	SEK	95,310,000	06/17/25	—	—	(28,988)	(28,988)
MSC	7.13% Fixed	3M ZAR JIBAR	ZAR	484,330,000	06/15/17	—	—	90,622	90,622
JPM	7.17% Fixed	3M ZAR JIBAR	ZAR	484,325,000	06/15/17	—	—	77,276	77,276
JPM	7.29% Fixed	3M ZAR JIBAR	ZAR	504,095,000	06/17/17	—	—	35,733	35,733
JPM	2.09% Fixed	6M PLN WIBOR	PLN	15,375,000	06/17/25	—	—	120,324	120,324
DEUT	2.29% Fixed	6M PLN WIBOR	PLN	19,280,000	06/17/25	—	—	56,770	56,770
GSC	2.30% Fixed	6M PLN WIBOR	PLN	19,315,000	06/17/25	—	—	52,099	52,099
DEUT	2.30% Fixed	6M PLN WIBOR	PLN	15,405,000	06/17/25	—	—	39,648	39,648
CBK	2.39% Fixed	6M PLN WIBOR	PLN	15,375,000	06/17/25	—	—	5,370	5,370

Total						$—	$—	$161,206	$161,206

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
GSC	0.87% Fixed	3M JPY LIBOR	JPY	3,204,610,000	09/16/25	$—	$—	$46,865	$46,865
GSC	2.34% Fixed	3M USD LIBOR	USD	156,185,000	06/15/26	—	(648,490)	880,143	1,528,633
GSC	3M USD LIBOR	1.63% Fixed	USD	730,870,000	06/15/18	1,111,863	—	974,585	(137,278)
GSC	1.01% Fixed	6M EURIBOR	EUR	9,670,000	06/17/25	—	—	15,237	15,237
GSC	0.82% Fixed	6M EURIBOR	EUR	3,490,000	06/17/45	593	—	222,436	221,843
GSC	6M EURIBOR	0.52% Fixed	EUR	9,720,000	06/17/25	5,228	—	(167,945)	(173,173)

Total						$1,117,684	$(648,490)	$1,971,321	$1,502,127

The accompanying notes are an integral part of these financial statements.

205

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/01/15	BOA	$154,449	$152,189	$(2,260)
AUD	Buy	05/29/15	RBS	144,365,683	144,571,986	206,303
AUD	Buy	05/29/15	GSC	5,190,350	5,206,399	16,049
AUD	Buy	05/29/15	JPM	5,202,541	5,206,399	3,858
AUD	Buy	05/29/15	SSG	3,062,593	3,065,376	2,783
AUD	Buy	05/29/15	CBA	5,456,219	5,398,380	(57,839)
AUD	Sell	05/01/15	RBS	144,596,983	144,811,125	(214,142)
AUD	Sell	05/29/15	BOA	10,914,313	10,790,440	123,873
AUD	Sell	05/29/15	BOA	3,897,313	3,894,924	2,389
AUD	Sell	05/29/15	GSC	47,390,115	48,235,431	(845,316)
AUD	Sell	05/29/15	CBA	300,881,594	306,343,259	(5,461,665)
BRL	Buy	05/05/15	GSC	4,027,062	4,141,492	114,430
BRL	Buy	05/05/15	UBS	4,175,575	4,141,493	(34,082)
BRL	Buy	06/02/15	UBS	87,275	83,659	(3,616)
BRL	Sell	05/05/15	GSC	4,175,575	4,141,493	34,082
BRL	Sell	05/05/15	UBS	88,107	84,486	3,621
BRL	Sell	05/05/15	UBS	3,936,160	4,057,006	(120,846)
BRL	Sell	06/02/15	UBS	885,076	856,278	28,798
CAD	Buy	05/29/15	BMO	2,339,765	2,348,812	9,047
CAD	Sell	05/29/15	BMO	144,631,693	145,479,711	(848,018)
CAD	Sell	05/29/15	TDB	144,608,338	145,480,541	(872,203)
CHF	Buy	05/29/15	JPM	5,215,433	5,386,352	170,919
CHF	Buy	05/29/15	JPM	2,597,929	2,693,175	95,246
CHF	Buy	05/29/15	JPM	2,599,442	2,693,176	93,734
CHF	Sell	05/29/15	JPM	7,827,205	8,084,892	(257,687)
CHF	Sell	05/29/15	UBS	19,705,124	20,349,035	(643,911)
CNH	Buy	05/29/15	HSBC	2,618,123	2,613,518	(4,605)
CNH	Buy	05/29/15	HSBC	2,618,440	2,613,518	(4,922)
CNH	Sell	05/29/15	JPM	5,269,195	5,256,271	12,924
CNH	Sell	05/29/15	HSBC	5,085,182	5,072,826	12,356
CNH	Sell	05/29/15	JPM	153,957	154,209	(252)
DKK	Sell	05/29/15	JPM	162,993,348	168,985,524	(5,992,176)
EUR	Buy	05/05/15	CSFB	2,838,206	2,936,253	98,047
EUR	Buy	05/05/15	WEST	59,836	61,209	1,373
EUR	Buy	05/29/15	JPM	7,904,352	8,256,143	351,791
EUR	Buy	05/29/15	CBA	16,280,037	16,394,340	114,303
EUR	Buy	05/29/15	CBK	7,906,235	7,969,704	63,469
EUR	Buy	05/29/15	UBS	1,355,121	1,416,462	61,341
EUR	Buy	05/29/15	JPM	5,364,062	5,397,383	33,321
EUR	Buy	05/29/15	CBK	763,737	785,176	21,439
EUR	Buy	05/29/15	SSG	4,326,844	4,335,879	9,035
EUR	Buy	05/29/15	DEUT	598,122	604,327	6,205
EUR	Buy	05/29/15	MSC	598,736	599,834	1,098
EUR	Buy	05/29/15	JPM	10,934,409	10,929,560	(4,849)
EUR	Buy	05/29/15	CBK	5,319,334	5,313,136	(6,198)
EUR	Sell	05/04/15	DEUT	598,082	604,244	(6,162)
EUR	Sell	05/05/15	MSC	598,469	599,510	(1,041)
EUR	Sell	05/29/15	WEST	60,389	61,780	(1,391)
EUR	Sell	05/29/15	RBC	154,927	160,630	(5,703)
EUR	Sell	05/29/15	UBS	487,887	509,972	(22,085)
EUR	Sell	05/29/15	SSG	5,270,439	5,310,890	(40,451)
EUR	Sell	05/29/15	SSG	5,270,165	5,310,890	(40,725)
EUR	Sell	05/29/15	JPM	2,676,886	2,732,951	(56,065)
EUR	Sell	05/29/15	JPM	2,639,956	2,718,349	(78,393)
EUR	Sell	05/29/15	DEUT	2,613,485	2,703,747	(90,262)
EUR	Sell	05/29/15	HSBC	2,640,909	2,731,828	(90,919)
EUR	Sell	05/29/15	BOA	8,013,340	8,104,499	(91,159)
EUR	Sell	05/29/15	CBA	5,367,190	5,464,780	(97,590)
EUR	Sell	05/29/15	CSFB	2,839,038	2,937,390	(98,352)

The accompanying notes are an integral part of these financial statements.

206

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
EUR	Sell	05/29/15	HSBC	$2,632,749	$2,732,951	$(100,202)
EUR	Sell	05/29/15	JPM	5,292,467	5,397,383	(104,916)
EUR	Sell	05/29/15	DEUT	2,589,812	2,703,747	(113,935)
EUR	Sell	05/29/15	BCLY	2,588,283	2,703,746	(115,463)
EUR	Sell	05/29/15	JPM	2,628,872	2,750,924	(122,052)
EUR	Sell	05/29/15	JPM	2,627,655	2,750,925	(123,270)
EUR	Sell	05/29/15	DEUT	15,855,871	15,986,587	(130,716)
EUR	Sell	05/29/15	JPM	5,260,217	5,501,848	(241,631)
EUR	Sell	05/29/15	DEUT	66,176,239	68,423,762	(2,247,523)
EUR	Sell	05/29/15	BOA	109,008,958	112,608,164	(3,599,206)
EUR	Sell	05/29/15	MSC	108,466,991	112,609,287	(4,142,296)
EUR	Sell	06/17/15	DEUT	17,810,744	18,398,304	(587,560)
EUR	Sell	06/30/15	BNP	29,643,750	31,352,901	(1,709,151)
GBP	Buy	05/29/15	SSG	3,479,324	3,483,701	4,377
GBP	Buy	05/29/15	JPM	5,395,392	5,363,673	(31,719)
GBP	Buy	05/29/15	JPM	6,039,945	6,000,561	(39,384)
GBP	Buy	05/29/15	DEUT	16,200,898	16,091,019	(109,879)
GBP	Buy	05/29/15	MSC	26,677,772	26,443,906	(233,866)
GBP	Sell	05/07/15	MSC	26,681,182	26,449,138	232,044
GBP	Sell	05/29/15	MSC	5,339,622	5,290,009	49,613
GBP	Sell	05/29/15	JPM	10,611,459	10,564,671	46,788
GBP	Sell	05/29/15	BOA	5,330,763	5,291,543	39,220
GBP	Sell	05/29/15	JPM	10,575,263	10,564,671	10,592
GBP	Sell	05/29/15	CBK	7,860,434	7,857,512	2,922
GBP	Sell	05/29/15	CBK	7,848,509	8,046,277	(197,768)
GBP	Sell	05/29/15	GSC	510,794,238	521,692,784	(10,898,546)
INR	Buy	05/29/15	HSBC	8,780,927	8,696,674	(84,253)
JPY	Buy	05/29/15	MSC	43,886,934	43,970,804	83,870
JPY	Buy	05/29/15	DEUT	34,243,738	34,316,239	72,501
JPY	Buy	05/29/15	HSBC	34,244,293	34,312,805	68,512
JPY	Buy	05/29/15	CSFB	34,250,866	34,317,957	67,091
JPY	Buy	05/29/15	UBS	34,253,587	34,317,957	64,370
JPY	Buy	05/29/15	JPM	21,032,637	21,001,329	(31,308)
JPY	Sell	05/29/15	CBA	5,294,022	5,269,852	24,170
JPY	Sell	05/29/15	JPM	21,025,404	21,001,329	24,075
JPY	Sell	05/29/15	SSG	1,899,684	1,904,201	(4,517)
KRW	Buy	05/29/15	UBS	2,659,321	2,679,109	19,788
KRW	Sell	05/29/15	SCB	5,232,105	5,254,456	(22,351)
KRW	Sell	05/29/15	HSBC	171,004,065	171,643,743	(639,678)
MXN	Buy	05/29/15	RBC	122,798	123,580	782
NOK	Sell	05/29/15	JPM	317,213,318	331,291,886	(14,078,568)
NZD	Buy	05/29/15	NAB	4,694,083	4,719,126	25,043
PLN	Buy	05/29/15	BNP	45,138,528	46,918,710	1,780,182
PLN	Buy	05/29/15	BCLY	2,609,360	2,701,533	92,173
PLN	Buy	05/29/15	JPM	2,625,015	2,675,170	50,155
RUB	Sell	05/29/15	JPM	3,937,601	3,970,297	(32,696)
SEK	Buy	05/29/15	SSG	80,726,920	83,898,207	3,171,287
SEK	Buy	05/29/15	JPM	5,349,310	5,403,120	53,810
SEK	Buy	05/29/15	BOA	5,415,327	5,410,924	(4,403)
SEK	Buy	05/29/15	BOA	3,978,579	3,969,492	(9,087)
SEK	Buy	05/29/15	MSC	5,435,308	5,410,924	(24,384)
SEK	Sell	05/29/15	JPM	6,009,728	5,963,964	45,764
SEK	Sell	05/29/15	JPM	5,358,220	5,330,478	27,742
SEK	Sell	05/29/15	SSG	3,759,412	3,768,976	(9,564)
SEK	Sell	05/29/15	SSG	274,297,053	285,072,573	(10,775,520)
SGD	Buy	05/29/15	HSBC	5,294,009	5,388,887	94,878
SGD	Sell	05/29/15	UBS	5,238,846	5,332,240	(93,394)
SGD	Sell	05/29/15	HSBC	5,206,558	5,411,544	(204,986)
TRY	Sell	05/29/15	HSBC	3,854,246	3,927,013	(72,767)

The accompanying notes are an integral part of these financial statements.

207

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
TRY	Sell	05/29/15	DEUT	$3,852,200	$3,926,643	$(74,443)
TRY	Sell	05/29/15	HSBC	7,230,764	7,343,679	(112,915)
ZAR	Buy	05/29/15	JPM	853,953	877,050	23,097

Total						$(59,352,122)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Other Abbreviations:
CD	Certificate of Deposit
CDO	Collateralized Debt Obligation
CDOR	Canadian Dollar Offered Rate
CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
JIBAR	Johannesburg Interbank Agreed Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
NZDBB	New Zealand Bank Bill
OTC	Over-the-Counter
STIBOR	Stockholm Interbank Offered Rate
WIBOR	Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korea Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

208

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$477,772,849	$—	$475,313,510	$2,459,339
Corporate Bonds	366,582,070	—	366,582,070	—
Foreign Government Obligations	1,963,590,587	—	1,963,590,587	—
Senior Floating Rate Interests	90,154,493	—	90,154,493	—
U.S. Government Agencies	26,025,728	—	26,025,728	—
U.S. Government Securities	350,171,506	—	350,171,506	—
Convertible Bonds	6,408,746	—	6,408,746	—
Preferred Stocks	2,918,375	2,918,375	—	—
Convertible Preferred Stocks	4,755,136	4,755,136	—	—
Short-Term Investments	92,532,236	62,532,746	29,999,490	—
Purchased Options	3,010,071	—	3,010,071	—

Total	$3,383,921,797	$70,206,257	$3,311,256,201	$2,459,339

Foreign Currency Contracts (2)	$7,866,680	$—	$7,866,680	$—
Futures Contracts (2)	1,558,927	1,558,927	—	—
Swaps - Credit Default (2)	1,898,744	—	1,898,744	—
Swaps - Interest Rate (2)	2,439,521	—	2,439,521	—

Total	$13,763,872	$1,558,927	$12,204,945	$—

Liabilities
Foreign Currency Contracts (2)	$(67,218,802)	$—	$(67,218,802)	$—
Futures Contracts (2)	(2,095,901)	(2,095,901)	—	—
Swaps - Credit Default (2)	(1,266,837)	—	(1,266,837)	—
Swaps - Interest Rate (2)	(776,188)	—	(776,188)	—
Written Options	(488,058)	—	(488,058)	—

Total	$(71,845,786)	$(2,095,901)	$(69,749,885)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$30,933,940	$30,933,940
Purchases	16,401,443	16,401,443
Sales	(4,659,808)	(4,659,808)
Accrued discounts/(premiums)	184,738	184,738
Total realized gain/(loss)	324,055	324,055
Net change in unrealized appreciation/depreciation	(218,150)	(218,150)
Transfers into Level 3 (1)	—	—
Transfers out of Level 3 (1)	(40,506,879)	(40,506,879)

Ending balance	$2,459,339	$2,459,339

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $(923,967).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

209

Hartford Funds – Taxable Fixed Income Funds

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	Hartford Duration-Hedged Strategic Income Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund
Assets:
Investments in securities, at market value	$370,218	$276,843,237	$5,352,629,938
Investments in affiliated investment companies, at market value	14,818,380	—	—
Cash	56,397	—	—
Cash collateral	121,150	846,732	—
Foreign currency on deposit with custodian	—	1,000,716	1,218,633
Unrealized appreciation on foreign currency contracts	—	11,490,921	799,593
Unrealized appreciation on OTC swap contracts	—	565,911	—
Receivables:
Investment securities sold	22,634	8,945,951	30,500,963
Fund shares sold	8,130	369,296	14,082,028
Dividends and interest	20	4,829,259	30,117,653
Variation margin on financial derivative instruments	11,933	24,724	—
OTC swap premiums paid	—	—	—
Other assets	55,033	92,404	132,871

Total assets	15,463,895	305,009,151	5,429,481,679

Liabilities:
Unrealized depreciation on foreign currency contracts	—	8,192,802	6,837,197
Bank overdraft	—	2,184,657	97,023
Cash collateral	—	—	—
Unrealized depreciation on OTC swap contracts	—	822,636	—
TBA sale commitments, at market value	—	—	—
Payables:
Investment securities purchased	3,429	4,478,578	90,201,277
Fund shares redeemed	23,122	789,604	13,972,093
Investment management fees	1,259	242,992	2,616,110
Variation margin on financial derivative instruments	—	—	—
Distribution fees	3,856	4,317	1,651,462
Distributions payable	443	—	2,525,040
Accrued expenses	5,353	58,002	700,964
Written options	—	269,548	—
OTC Swap premiums received	—	—	—

Total liabilities	37,462	17,043,136	118,601,166

Net assets	$15,426,433	$287,966,015	$5,310,880,513

Summary of Net Assets:
Capital stock and paid-in-capital	$16,278,145	$335,792,458	$5,871,058,573
Undistributed (distributions in excess of) net investment income	(136,135)	24,454	419,496
Accumulated net realized gain (loss)	(309,952)	(35,892,381)	(391,111,169)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(405,625)	(11,958,516)	(169,486,387)

Net assets	$15,426,433	$287,966,015	$5,310,880,513

Shares authorized	450,000,000	500,000,000	3,200,000,000

Par value	$0.001	$0.001	$0.001

Class A: Net asset value per share	$9.44	$8.16	$8.81

Maximum offering price per share	$9.88	$8.54	$9.08

Shares outstanding	1,061,887	904,778	143,761,484

Net Assets	$10,022,187	$7,384,268	$1,266,169,458

Class B: Net asset value per share	$—	$—	$8.79

Shares outstanding	—	—	1,488,361

Net Assets	$—	$—	$13,087,567

Class C: Net asset value per share	$9.43	$8.15	$8.80

Shares outstanding	204,659	234,157	188,409,424

Net Assets	$1,930,251	$1,908,481	$1,657,176,835

The accompanying notes are an integral part of these financial statements.

210

Hartford Funds – Taxable Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund

$472,116,636	$413,664,238	$908,597,518	$46,252,656	$774,019,495	$502,426,571	$2,622,914,857
—	—	—	—	—	—	—
—	889	2,100	134,553	—	41,533	75,376
—	698,072	—	93,650	869,815	1,352,053	—
104,834	—	—	—	—	74,987	113,197
138,392	—	268,554	—	—	2,067,085	929,161
—	—	6,738	—	—	4,261,160	1,337,737

6,618,061	196,600	37,382,133	13,084,624	1,048,898	6,413,780	298,981,548
822,911	329,297	254,908	102	1,270,256	322,317	1,442,598
3,572,012	6,564,108	1,675,818	47,942	3,787,853	3,416,090	10,312,277
—	—	—	—	80,705	97,355	912,607
—	—	—	—	—	6,273,125	15,948,951
98,263	89,328	120,399	57,376	97,543	91,112	82,061

483,471,109	421,542,532	948,308,168	59,670,903	781,174,565	526,837,168	2,953,050,370

913,088	295,653	1,042,402	—	—	2,447,910	3,540,105
84,776	—	—	—	15,398	—	—
—	—	2	—	—	1,938,000	8,794,000
—	—	21,823	—	—	1,932,961	3,302,719
—	—	—	4,979,307	—	2,753,843	110,457,515

15,094,467	396,107	40,924,405	24,331,302	25,646,410	110,874,556	930,781,154
1,088,229	878,959	2,092,086	31,585	2,219,529	706,073	781,748
266,873	222,635	357,544	12,525	270,488	181,713	604,621
—	29,916	—	11,711	—	—	—
123,131	129,838	277,110	5,293	195,200	117,629	209,682
23,954	67,852	—	34	193,113	—	50,868
68,308	93,249	188,857	9,568	116,503	73,486	211,476
—	—	—	—	—	531,938	1,482,466
—	—	—	—	—	5,110,551	2,775,574

17,662,826	2,114,209	44,904,229	29,381,325	28,656,641	126,668,660	1,062,991,928

$465,808,283	$419,428,323	$903,403,939	$30,289,578	$752,517,924	$400,168,508	$1,890,058,442

$487,480,856	$441,311,246	$958,027,984	$29,759,311	$750,115,978	$405,805,404	$1,862,280,051
(18,572)	(53,414)	(4,381,551)	(8,876)	(96,414)	35,807	2,892,840
(2,965,762)	(20,944,086)	(49,626,750)	375,800	(279,070)	(4,125,046)	10,246,031
(18,688,239)	(885,423)	(615,744)	163,343	2,777,430	(1,547,657)	14,639,520

$465,808,283	$419,428,323	$903,403,939	$30,289,578	$752,517,924	$400,168,508	$1,890,058,442

450,000,000	500,000,000	6,245,000,000	450,000,000	650,000,000	900,000,000	850,000,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$10.20	$7.59	$10.81	$10.20	$9.91	$8.93	$10.52

$10.52	$7.95	$11.32	$10.68	$10.11	$9.35	$11.02

15,496,249	36,384,701	27,536,299	980,605	46,434,358	15,203,986	61,298,116

$158,040,971	$276,037,404	$297,635,240	$10,003,324	$460,051,335	$135,834,832	$644,991,925

$—	$7.54	$10.45	$—	$9.96	$8.94	$10.44

—	594,573	1,279,948	—	496,105	601,580	1,365,713

$—	$4,483,535	$13,379,873	$—	$4,941,184	$5,375,530	$14,256,021

$10.20	$7.56	$10.45	$10.14	$9.90	$8.95	$10.54

10,604,079	11,129,886	19,716,754	227,975	11,518,034	11,440,314	6,733,462

$108,166,230	$84,126,664	$205,966,784	$2,312,575	$114,084,655	$102,445,568	$70,971,607

The accompanying notes are an integral part of these financial statements.

211

Hartford Funds – Taxable Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

	Hartford Duration-Hedged Strategic Income Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund
Class I: Net asset value per share	$9.44	$8.15	$8.82

Shares outstanding	47,968	1,119,964	217,519,006

Net Assets	$452,615	$9,123,928	$1,918,127,432

Class R3: Net asset value per share	$9.43	$8.15	$8.83

Shares outstanding	42,384	232,326	1,695,648

Net Assets	$399,802	$1,893,487	$14,970,302

Class R4: Net asset value per share	$9.43	$8.15	$8.80

Shares outstanding	42,562	239,485	1,160,895

Net Assets	$401,494	$1,951,958	$10,216,435

Class R5: Net asset value per share	$9.43	$8.15	$8.81

Shares outstanding	42,740	237,107	383,199

Net Assets	$403,194	$1,932,801	$3,374,449

Class R6: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net Assets	$—	$—	$—

Class Y: Net asset value per share	$9.43	$8.12	$8.80

Shares outstanding	192,595	32,490,793	48,634,028

Net Assets	$1,816,890	$263,771,092	$427,758,035

Cost of investments	$370,218	$291,829,157	$5,515,927,859
Cost of investments in affiliated investment companies	$15,208,499	$—	$—
Cost of foreign currency on deposit with custodian	$—	$991,910	$1,218,222
Proceeds of TBA sale commitments	$—	$—	$—
Proceeds of written option contracts	$—	$251,963	$—

The accompanying notes are an integral part of these financial statements.

212

Hartford Funds – Taxable Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund
$10.21	$7.62	$10.97	$10.22	$9.93	$8.96	$10.53

17,419,697	5,528,210	6,635,508	212,002	16,593,290	4,092,998	1,969,133

$177,838,124	$42,128,792	$72,764,342	$2,166,041	$164,717,243	$36,687,608	$20,741,952

$10.18	$7.58	$10.66	$10.18	$9.88	$8.92	$10.72

288,169	292,214	6,393,408	204,582	93,403	35,919	608,172

$2,932,990	$2,215,792	$68,139,381	$2,081,984	$922,990	$320,402	$6,520,061

$10.18	$7.59	$10.81	$10.20	$9.89	$8.93	$10.70

298,988	190,086	1,954,381	205,671	99,992	15,147	1,466,843

$3,043,331	$1,442,585	$21,119,698	$2,097,047	$989,034	$135,282	$15,698,187

$10.18	$7.58	$10.94	$10.22	$9.88	$8.93	$10.70

286,199	65,611	420,141	206,770	11,217	13,580	138,463

$2,912,654	$497,507	$4,595,659	$2,112,215	$110,877	$121,293	$1,481,536

$—	$—	$—	$—	$—	$8.93	$10.69

—	—	—	—	—	1,128	950

$—	$—	$—	$—	$—	$10,072	$10,153

$10.18	$7.57	$10.98	$10.22	$9.88	$8.93	$10.69

1,264,906	1,122,171	20,011,413	931,284	677,997	13,355,922	104,315,164

$12,873,983	$8,496,044	$219,802,962	$9,516,392	$6,700,606	$119,237,921	$1,115,387,000

$489,999,108	$414,737,352	$908,427,300	$46,031,429	$770,754,990	$505,672,759	$2,602,261,256
$—	$—	$—	$—	$—	$—	$—
$104,951	$—	$—	$—	$—	$74,196	$108,707
$—	$—	$—	$4,976,399	$—	$2,752,953	$110,372,188
$—	$—	$—	$—	$—	$612,542	$1,531,970

The accompanying notes are an integral part of these financial statements.

213

Hartford Funds – Taxable Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund
Assets:
Investments in securities, at market value	$139,396,408	$3,383,921,797
Cash	20,744	—
Cash collateral	—	20,806,629
Foreign currency on deposit with custodian	3,785	—
Unrealized appreciation on foreign currency contracts	130,702	7,866,680
Unrealized appreciation on OTC swap contracts	1,144,703	2,446,456
Receivables:
Investment securities sold	33,943,486	175,751,591
Fund shares sold	20,725	10,472,345
Dividends and interest	687,270	28,597,640
Variation margin on financial derivative instruments	97,125	—
OTC swap premiums paid	2,271,704	4,593,395
Other assets	68,328	175,278

Total assets	177,784,980	3,634,631,811

Liabilities:
Unrealized depreciation on foreign currency contracts	479,317	67,218,802
Bank overdraft	460,000	2,059,190
Bank overdraft - foreign cash	—	5,172
Cash collateral	—	1,040,000
Unrealized depreciation on OTC swap contracts	555,584	1,515,739
TBA sale commitments, at market value	10,659,996	—
Payables:
Investment securities purchased	54,907,017	31,853,819
Fund shares redeemed	363,717	6,382,223
Investment management fees	49,372	1,756,473
Variation margin on financial derivative instruments	—	272,488
Distribution fees	27,580	260,222
Distributions payable	10,053	—
Accrued expenses	40,075	357,145
Written options	222,765	488,058
OTC Swap premiums received	1,302,190	5,377,316

Total liabilities	69,077,666	118,586,647

Net assets	$108,707,314	$3,516,045,164

Summary of Net Assets:
Capital stock and paid-in-capital	$127,012,691	$3,570,014,831
Undistributed (distributions in excess of) net investment income	331,563	(14,298,815)
Accumulated net realized gain (loss)	(18,610,764)	49,763,644
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(26,176)	(89,434,496)

Net assets	$108,707,314	$3,516,045,164

Shares authorized	500,000,000	650,000,000

Par value	$0.001	$0.001

Class A: Net asset value per share	$9.95	$10.48

Maximum offering price per share	$10.42	$10.97

Shares outstanding	6,469,422	51,857,784

Net Assets	$64,387,281	$543,587,174

Class B: Net asset value per share	$9.95	$—

Shares outstanding	146,301	—

Net Assets	$1,455,477	$—

Class C: Net asset value per share	$9.98	$10.46

Shares outstanding	1,551,746	17,581,154

Net Assets	$15,479,163	$183,977,934

The accompanying notes are an integral part of these financial statements.

214

Hartford Funds – Taxable Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund
Class I: Net asset value per share	$9.96	$10.49

Shares outstanding	561,881	211,051,120

Net Assets	$5,595,447	$2,214,653,350

Class R3: Net asset value per share	$9.94	$10.49

Shares outstanding	15,219	86,723

Net Assets	$151,257	$909,983

Class R4: Net asset value per share	$9.94	$10.49

Shares outstanding	43,899	395,918

Net Assets	$436,308	$4,155,123

Class R5: Net asset value per share	$9.94	$10.48

Shares outstanding	11,430	28,462

Net Assets	$113,591	$298,404

Class R6: Net asset value per share	$—	$10.50

Shares outstanding	—	959

Net Assets	$—	$10,064

Class Y: Net asset value per share	$9.92	$10.50

Shares outstanding	2,125,176	54,163,174

Net Assets	$21,088,790	$568,453,132

Cost of investments	$139,609,646	$3,414,754,669
Cost of foreign currency on deposit with custodian	$3,641	$—
Cost of Bank overdraft - foreign cash	$—	$10,758
Proceeds of TBA sale commitments	$10,657,360	$—
Proceeds of written option contracts	$247,285	$590,946

The accompanying notes are an integral part of these financial statements.

215

Hartford Funds – Taxable Fixed Income Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	Hartford Duration-Hedged Strategic Income Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund
Investment Income:
Dividends	$—	$—	$2,508,130
Dividends from affiliated investment companies	287,155	—	—
Interest	108	9,251,183	140,860,569
Other Income	—	—	—
Less: Foreign tax withheld	—	(328,387)	(155,853)

Total investment income, net	287,263	8,922,796	143,212,846

Expenses:
Investment management fees	6,773	1,509,098	16,575,894
Administrative services fees
Class R3	394	1,887	17,046
Class R4	297	1,458	8,059
Class R5	198	962	1,605
Transfer agent fees
Class A	3,758	6,982	570,258
Class B	—	—	15,619
Class C	798	2,060	655,691
Class I	21	11,772	856,934
Class R3	—	7	1,678
Class R4	—	15	637
Class R5	—	—	572
Class R6	—	—	—
Class Y	14	2,005	3,075
Distribution fees
Class A	10,355	10,058	1,654,582
Class B	—	—	77,214
Class C	9,256	11,544	8,677,671
Class R3	985	4,718	42,615
Class R4	494	2,430	13,432
Custodian fees	347	59,394	37,382
Registration and filing fees	53,626	44,449	167,263
Accounting services fees	948	38,081	487,348
Board of Directors’ fees	687	3,967	86,455
Audit fees	5,207	6,100	25,857
Other expenses	3,796	14,661	390,624

Total expenses (before waivers and fees paid indirectly)	97,954	1,731,648	30,367,511
Expense waivers	(1,425)	(1,950)	—
Management fee waivers	(57,183)	(264,045)	(20,453)
Transfer agent fee waivers	—	—	—
Custodian fee offset	—	(2)	—

Total waivers and fees paid indirectly	(58,608)	(265,997)	(20,453)

Total expenses, net	39,346	1,465,651	30,347,058

Net Investment Income (Loss)	247,917	7,457,145	112,865,788

Net Realized Gain (Loss) on Investments Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	305,165	—	—
Net realized gain (loss) on investments	—	(23,271,508)	(33,502,742)
Less: Foreign taxes paid on realized capital gains	—	(31,516)	—
Net realized gain (loss) on investments in affiliated investment companies	(123,473)	—	—
Net realized gain (loss) on purchased options contracts	—	1,607,646	—
Net realized gain (loss) on futures contracts	(289,641)	(5,781)	—
Net realized gain (loss) on written options contracts	—	268,195	—
Net realized gain (loss) on swap contracts	—	(1,075,648)	—
Net realized gain (loss) on foreign currency contracts	—	(13,294,542)	31,363,661
Net realized gain (loss) on other foreign currency transactions	—	(477,564)	(718,339)

Net Realized Gain (Loss) on Investments Other Financial Instruments and Foreign Currency Transactions	(107,949)	(36,280,718)	(2,860,420)

The accompanying notes are an integral part of these financial statements.

216

Hartford Funds – Taxable Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2015 (Unaudited)

The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund

$232,316	$153,056	$—	$—	$—	$20,362	$88,491
—	—	—	—	—	—	—
14,371,367	11,188,891	1,240,397	185,477	9,336,693	10,806,822	25,929,304
—	2,232	—	—	—	3,002	3,019
(27,472)	(3,007)	(2,789)	—	—	(34,282)	(17,408)

14,576,211	11,341,172	1,237,608	185,477	9,336,693	10,795,904	26,003,406

1,701,573	1,307,479	2,245,555	73,419	1,672,750	1,114,180	3,489,882

2,840	2,308	67,774	2,058	907	234	6,631
2,207	1,030	15,877	1,554	757	98	12,025
1,305	241	2,403	1,042	54	59	664

69,652	220,540	199,910	1,976	344,562	88,510	551,591
—	8,024	18,288	—	8,056	5,765	34,036
49,765	40,835	128,504	312	58,093	48,581	52,016
87,530	21,993	118,426	55	36,088	23,391	9,700
61	489	3,534	—	142	86	826
30	193	1,040	—	96	22	360
7	60	629	—	7	—	58
—	—	—	—	—	—	—
102	65	1,799	74	47	943	7,949

213,195	324,376	388,828	11,738	576,098	173,006	771,414
—	24,916	74,716	—	7,055	29,257	84,821
551,717	428,164	1,097,927	11,188	600,605	523,207	353,189
7,098	5,769	169,435	5,146	2,268	584	16,578
3,678	1,717	26,461	2,589	1,262	164	20,041
20,140	3,868	5,802	1,786	5,802	14,834	23,306
72,017	45,397	87,014	42,150	79,316	58,765	74,532
43,812	40,228	66,010	2,056	77,435	40,513	179,348
6,446	6,694	17,852	793	9,620	7,587	21,819
7,162	6,942	8,831	5,405	7,438	7,042	10,917
34,000	51,596	65,061	5,666	48,104	40,978	117,604

2,874,337	2,542,924	4,811,676	169,007	3,536,562	2,177,806	5,839,307
—	(385)	—	(2,280)	—	(2,700)	(25,875)
(153,389)	(151,510)	(262,084)	(40,277)	(98,630)	(85,583)	(9,673)
—	(546)	—	—	—	—	(8,573)
(8)	(32)	(8)	—	(56)	(28)	(60)

(153,397)	(152,473)	(262,092)	(42,557)	(98,686)	(88,311)	(44,181)

2,720,940	2,390,451	4,549,584	126,450	3,437,876	2,089,495	5,795,126

11,855,271	8,950,721	(3,311,976)	59,027	5,898,817	8,706,409	20,208,280

—	—	—	—	—	—	—
(6,936,757)	(2,853,874)	(5,399,816)	287,181	931,493	(4,084,729)	11,824,806
—	—	—	—	—	(4,898)	—
—	—	—	—	—	—	—
—	—	—	—	—	(290,822)	(237,009)
—	—	(351,806)	127,376	(1,640,627)	688,671	851,319
—	—	(42,059)	—	—	3,212,952	1,277,955
—	(297,269)	—	—	—	(2,505,583)	(5,940,118)
4,485,245	1,374,904	1,512,463	—	—	(1,295,971)	5,729,249
(191,435)	(18,789)	258,786	—	—	(37,743)	68,333

(2,642,947)	(1,795,028)	(4,022,432)	414,557	(709,134)	(4,318,123)	13,574,535

The accompanying notes are an integral part of these financial statements.

217

Hartford Funds – Taxable Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	Hartford Duration-Hedged Strategic Income Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$—	$(2,159,578)	$(39,781,695)
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	(442,398)	—	—
Net unrealized appreciation (depreciation) of purchased options contracts	—	(512,381)	—
Net unrealized appreciation (depreciation) of future contracts	64,843	23,822	—
Net unrealized appreciation (depreciation) of written option contracts	—	59,801	—
Net unrealized appreciation (depreciation) of swap contracts	—	1,329,705	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	6,231,886	(8,432,001)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	104,927	176,969

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(377,555)	5,078,182	(48,036,727)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(485,504)	(31,202,536)	(50,897,147)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(237,587)	$(23,745,391)	$61,968,641

The accompanying notes are an integral part of these financial statements.

218

Hartford Funds – Taxable Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2015 (Unaudited)

The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund

$(6,470,834)	$(3,497,537)	$10,350,838	$127,862	$2,819,673	$(3,463,628)	$3,656,806
—	—	—	—	—	—	—
—	—	—	—	—	16,972	215,912
—	—	(21,286)	(76,431)	(56,836)	77,288	(1,502,379)
—	—	(79,745)	—	—	(26,015)	(1,233)
—	506,899	(15,085)	—	—	(433,114)	927,711
(1,095,931)	(399,021)	(2,188,398)	—	—	(157,557)	(3,059,062)
68,279	5,026	2,981	—	—	42,083	60,034

(7,498,486)	(3,384,633)	8,049,305	51,431	2,762,837	(3,943,971)	(7,015,823)

(10,141,433)	(5,179,661)	4,026,873	465,988	2,053,703	(8,262,094)	6,558,712

$1,713,838	$3,771,060	$714,897	$525,015	$7,952,520	$444,315	$26,766,992

The accompanying notes are an integral part of these financial statements.

219

Hartford Funds – Taxable Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund
Investment Income:
Dividends	$2,213	$117,785
Interest	2,156,314	30,330,496
Less: Foreign tax withheld	(5,946)	(1,200,120)

Total investment income, net	2,152,581	29,248,161

Expenses:
Investment management fees	302,866	9,944,697
Administrative services fees
Class R3	161	870
Class R4	306	988
Class R5	56	124
Transfer agent fees
Class A	62,862	377,081
Class B	3,416	—
Class C	9,961	82,390
Class I	2,243	1,151,871
Class R3	15	55
Class R4	15	28
Class R5	—	66
Class R6	—	—
Class Y	156	4,114
Distribution fees
Class A	83,192	588,570
Class B	8,777	—
Class C	77,724	895,984
Class R3	403	2,174
Class R4	511	1,647
Custodian fees	14,905	50,397
Registration and filing fees	46,870	127,470
Accounting services fees	13,766	325,274
Board of Directors’ fees	2,082	32,473
Audit fees	5,702	17,402
Other expenses	20,976	152,052

Total expenses (before waivers and fees paid indirectly)	656,965	13,755,727
Management fee waivers	(81,829)	(36,633)
Transfer agent fee waivers	(782)	—
Custodian fee offset	(2)	(876)

Total waivers and fees paid indirectly	(82,613)	(37,509)

Total expenses, net	574,352	13,718,218

Net Investment Income (Loss)	1,578,229	15,529,943

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	405,506	(160,801,323)
Net realized gain (loss) on purchased options contracts	(54,899)	3,410,090
Net realized gain (loss) on futures contracts	(1,246,464)	(9,716,104)
Net realized gain (loss) on written options contracts	793,007	244,167
Net realized gain (loss) on swap contracts	(1,118,250)	11,977,134
Net realized gain (loss) on foreign currency contracts	876,051	198,987,178
Net realized gain (loss) on other foreign currency transactions	(8,855)	1,588,112

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(353,904)	45,689,254

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(772,204)	20,872,835
Net unrealized appreciation (depreciation) of purchased options contracts	11,894	(121,963)
Net unrealized appreciation (depreciation) of future contracts	(20,759)	4,947,078
Net unrealized appreciation (depreciation) of written option contracts	(13,706)	135,880
Net unrealized appreciation (depreciation) of swap contracts	85,632	(508,159)
Net unrealized appreciation (depreciation) of foreign currency contracts	(437,978)	(69,327,664)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	3,976	(250,250)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(1,143,145)	(44,252,243)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,497,049)	1,437,011

Net Increase (Decrease) in Net Assets Resulting from Operations	$81,180	$16,966,954

The accompanying notes are an integral part of these financial statements.

220

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221

Hartford Funds – Taxable Fixed Income Funds

Statements of Changes in Net Assets

	Hartford Duration-Hedged Strategic Income Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Period November 29, 2013(1) through October 31, 2014
Operations:
Net investment income (loss)	$247,917	$301,054
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(107,949)	(202,003)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(377,555)	(28,070)

Net Increase (Decrease) in Net Assets Resulting from Operations	(237,587)	70,981

Distributions to Shareholders:
From net investment income
Class A	(222,869)	(157,668)
Class B	—	—
Class C	(52,257)	(24,673)
Class I	(14,479)	(15,027)
Class R3	(11,723)	(11,539)
Class R4	(12,354)	(12,658)
Class R5	(12,988)	(13,779)
Class Y	(59,402)	(63,690)

Total from net investment income	(386,072)	(299,034)

From net realized gain on investments
Class A	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	—	—

Total from net realized gain on investments	—	—

From tax return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	—	—

Total from tax return of capital	—	—

Total distributions	(386,072)	(299,034)

Capital Share Transactions:
Sold	7,098,591	14,705,354
Issued on reinvestment of distributions	383,143	298,460
Redeemed	(4,050,116)	(2,157,287)

Net increase (decrease) from capital share transactions	3,431,618	12,846,527

Net Increase (Decrease) in Net Assets	2,807,959	12,618,474

Net Assets:
Beginning of period	12,618,474	—

End of period	$15,426,433	$12,618,474

Undistributed (distributions in excess of) net investment income	$(136,135)	$2,020

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

222

Hartford Funds – Taxable Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Emerging Markets Local Debt Fund		The Hartford Floating Rate Fund		The Hartford Floating Rate High Income Fund		The Hartford High Yield Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014

$7,457,145	$14,194,832	$112,865,788	$256,050,244	$11,855,271	$21,604,414	$8,950,721	$21,798,262
(36,280,718)	(10,216,500)	(2,860,420)	52,995,404	(2,642,947)	7,440,988	(1,795,028)	11,619,071
5,078,182	(7,720,588)	(48,036,727)	(156,113,527)	(7,498,486)	(15,323,633)	(3,384,633)	(10,124,000)

(23,745,391)	(3,742,256)	61,968,641	152,932,121	1,713,838	13,721,769	3,771,060	23,293,333

(195,087)	(70,580)	(29,204,242)	(71,028,695)	(4,510,162)	(8,552,284)	(6,069,547)	(14,415,489)
—	—	(282,183)	(741,602)	—	—	(99,197)	(296,838)
(45,669)	(14,279)	(31,888,746)	(63,775,268)	(2,503,774)	(3,921,978)	(1,703,160)	(4,185,693)
(400,479)	(189,256)	(47,888,766)	(101,921,278)	(5,111,482)	(7,859,589)	(980,932)	(2,612,928)
(43,645)	(8,848)	(350,958)	(650,139)	(70,810)	(110,632)	(50,754)	(123,015)
(47,870)	(8,941)	(236,599)	(461,028)	(77,903)	(143,827)	(32,127)	(62,409)
(50,249)	(9,206)	(74,910)	(155,996)	(72,762)	(124,083)	(12,062)	(27,340)
(7,192,718)	(1,091,832)	(9,105,251)	(15,430,112)	(359,147)	(567,083)	(206,406)	(456,177)

(7,975,717)	(1,392,942)	(119,031,655)	(254,164,118)	(12,706,040)	(21,279,476)	(9,154,185)	(22,179,889)

—	(14,839)	—	—	(2,553,158)	(497,832)	—	—
—	(4,003)	—	—	(1,639,608)	(265,483)	—	—
—	(25,754)	—	—	(2,864,510)	(394,395)	—	—
—	(1,335)	—	—	(40,271)	(7,588)	—	—
—	(1,378)	—	—	(42,281)	(7,613)	—	—
—	(1,333)	—	—	(35,295)	(9,157)	—	—
—	(113,577)	—	—	(186,146)	(31,374)	—	—

—	(162,219)	—	—	(7,361,269)	(1,213,442)	—	—

—	(633,000)	—	—	—	—	—	—
—	(128,000)	—	—	—	—	—	—
—	(1,701,000)	—	—	—	—	—	—
—	(75,000)	—	—	—	—	—	—
—	(84,000)	—	—	—	—	—	—
—	(88,000)	—	—	—	—	—	—
—	(9,833,000)	—	—	—	—	—	—

—	(12,542,000)	—	—	—	—	—	—

(7,975,717)	(14,097,161)	(119,031,655)	(254,164,118)	(20,067,309)	(22,492,918)	(9,154,185)	(22,179,889)

146,013,079	281,595,354	623,108,547	2,070,471,274	113,039,025	501,448,345	95,202,720	181,840,539
7,789,722	12,490,698	98,711,734	205,176,044	19,674,110	21,869,825	8,610,939	21,098,869
(154,236,484)	(205,706,684)	(1,504,270,451)	(3,201,598,505)	(187,321,825)	(366,780,464)	(102,576,019)	(268,337,087)

(433,683)	88,379,368	(782,450,170)	(925,951,187)	(54,608,690)	156,537,706	1,237,640	(65,397,679)

(32,154,791)	70,539,951	(839,513,184)	(1,027,183,184)	(72,962,161)	147,766,557	(4,145,485)	(64,284,235)

320,120,806	249,580,855	6,150,393,697	7,177,576,881	538,770,444	391,003,887	423,573,808	487,858,043

$287,966,015	$320,120,806	$5,310,880,513	$6,150,393,697	$465,808,283	$538,770,444	$419,428,323	$423,573,808

$24,454	$543,026	$419,496	$6,585,363	$(18,572)	$832,197	$(53,414)	$150,050

The accompanying notes are an integral part of these financial statements.

223

Hartford Funds – Taxable Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Inflation Plus Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$(3,311,976)	$4,000,221
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(4,022,432)	(37,806,580)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	8,049,305	25,363,944

Net Increase (Decrease) in Net Assets Resulting from Operations	714,897	(8,442,415)

Distributions to Shareholders:
From net investment income
Class A	(177,245)	(2,508,307)
Class B	(3,326)	(76,141)
Class C	(48,073)	(1,044,538)
Class I	(58,148)	(609,545)
Class R3	(26,446)	(361,095)
Class R4	(11,492)	(144,647)
Class R5	(3,033)	(39,014)
Class R6	—	—
Class Y	(159,379)	(1,803,196)

Total from net investment income	(487,142)	(6,586,483)

From net realized gain on investments
Class A	—	(17,315,930)
Class B	—	(993,161)
Class C	—	(12,950,044)
Class I	—	(3,924,721)
Class R3	—	(2,610,180)
Class R4	—	(1,009,924)
Class R5	—	(219,349)
Class R6	—	—
Class Y	—	(10,241,478)

Total from net realized gain on investments	—	(49,264,787)

Total distributions	(487,142)	(55,851,270)

Capital Share Transactions:
Sold	47,075,581	159,600,517
Issued on reinvestment of distributions	457,949	51,648,327
Redeemed	(161,982,702)	(562,631,786)

Net increase (decrease) from capital share transactions	(114,449,172)	(351,382,942)

Net Increase (Decrease) in Net Assets	(114,221,417)	(415,676,627)

Net Assets:
Beginning of period	1,017,625,356	1,433,301,983

End of period	$903,403,939	$1,017,625,356

Undistributed (distributions in excess of) net investment income	$(4,381,551)	$(582,433)

The accompanying notes are an integral part of these financial statements.

224

Hartford Funds – Taxable Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Quality Bond Fund		The Hartford Short Duration Fund		The Hartford Strategic Income Fund		The Hartford Total Return Bond Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014

$59,027	$151,604	$5,898,817	$10,575,880	$8,706,409	$18,855,368	$20,208,280	$40,295,838
414,557	916,697	(709,134)	1,746,414	(4,318,123)	11,333,623	13,574,535	34,779,502
51,431	88,623	2,762,837	(4,608,096)	(3,943,971)	(3,554,091)	(7,015,823)	(19,901)

525,015	1,156,924	7,952,520	7,714,198	444,315	26,634,900	26,766,992	75,055,439

(19,860)	(48,008)	(3,767,936)	(6,942,458)	(2,878,032)	(5,832,692)	(5,692,414)	(12,751,564)
—	—	(45,999)	(122,528)	(97,946)	(243,708)	(93,065)	(373,827)
(54)	(1,491)	(540,673)	(994,344)	(1,776,796)	(3,714,287)	(395,363)	(1,041,639)
(6,905)	(19,197)	(1,746,203)	(2,477,376)	(894,018)	(1,868,206)	(168,424)	(163,940)
(1,674)	(7,526)	(6,079)	(8,514)	(4,583)	(7,890)	(50,374)	(128,736)
(4,088)	(12,678)	(8,258)	(14,883)	(2,731)	(5,129)	(147,411)	(333,655)
(6,535)	(17,859)	(1,055)	(1,994)	(2,635)	(5,006)	(14,067)	(18,141)
—	—	—	—	(222)	—	(106)	—
(31,279)	(84,342)	(64,673)	(93,998)	(2,578,236)	(7,645,374)	(11,782,003)	(24,019,803)

(70,395)	(191,101)	(6,180,876)	(10,656,095)	(8,235,199)	(19,322,292)	(18,343,227)	(38,831,305)

(132,737)	—	(1,192,943)	(1,823,000)	(3,059,029)	—	(13,271,150)	(1,842)
—	—	(15,614)	(36,943)	(133,060)	—	(405,355)	—
(32,216)	—	(317,429)	(534,308)	(2,335,874)	—	(1,533,776)	—
(31,577)	—	(465,289)	(432,743)	(1,084,853)	—	(303,064)	—
(30,604)	—	(2,409)	(2,513)	(4,634)	—	(144,277)	—
(30,740)	—	(2,538)	(3,787)	(2,843)	—	(349,362)	—
(30,877)	—	(278)	(456)	(2,580)	—	(21,184)	—
—	—	—	—	(216)	—	(215)	—
(139,050)	—	(18,629)	(12,423)	(2,530,714)	—	(21,943,324)	—

(427,801)	—	(2,015,129)	(2,846,173)	(9,153,803)	—	(37,971,707)	(1,842)

(498,196)	(191,101)	(8,196,005)	(13,502,268)	(17,389,002)	(19,322,292)	(56,314,934)	(38,833,147)

2,477,518	4,203,721	150,111,141	506,257,554	47,067,484	133,683,201	275,832,398	(431,977,169)
496,896	191,922	6,570,780	11,734,618	16,646,662	18,358,743	55,377,335	38,471,826
(793,969)	(3,221,273)	(223,305,331)	(397,769,254)	(69,728,644)	(301,892,601)	(142,977,100)	(385,872,662)

2,180,445	1,174,370	(66,623,410)	120,222,918	(6,014,498)	(149,850,657)	188,232,633	84,576,333

2,207,264	2,140,193	(66,866,895)	114,434,848	(22,959,185)	(142,538,049)	158,684,691	120,798,625

28,082,314	25,942,121	819,384,819	704,949,971	423,127,693	565,665,742	1,731,373,751	1,610,575,129

$30,289,578	$28,082,314	$752,517,924	$819,384,819	$400,168,508	$423,127,693	$1,890,058,442	$1,731,373,751

$(8,876)	$2,492	$(96,414)	$185,645	$35,807	$(435,403)	$2,892,840	$1,027,787

The accompanying notes are an integral part of these financial statements.

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Hartford Funds – Taxable Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Unconstrained Bond Fund		The Hartford World Bond Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$1,578,229	$3,315,658	$15,529,943	$29,990,766
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(353,904)	255,397	45,689,254	110,780,308
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(1,143,145)	11,706	(44,252,243)	(77,603,113)

Net Increase (Decrease) in Net Assets Resulting from Operations	81,180	3,582,761	16,966,954	63,167,961

Distributions to Shareholders:
From net investment income
Class A	(838,432)	(2,020,305)	(13,843,215)	(5,720,789)
Class B	(15,463)	(51,015)	—	—
Class C	(137,175)	(329,133)	(4,878,877)	(784,621)
Class I	(77,811)	(65,756)	(64,864,357)	(17,983,338)
Class R3	(1,782)	(4,258)	(23,685)	(5,324)
Class R4	(5,213)	(3,869)	(30,310)	(10,485)
Class R5	(1,584)	(4,262)	(7,537)	(3,502)
Class R6	—	—	(323)	—
Class Y	(283,023)	(544,995)	(17,411,291)	(6,520,993)

Total from net investment income	(1,360,483)	(3,023,593)	(101,059,595)	(31,029,052)

From net realized gain on investments
Class A	—	—	—	(1,501,550)
Class C	—	—	—	(544,171)
Class I	—	—	—	(3,042,643)
Class R3	—	—	—	(2,020)
Class R4	—	—	—	(2,979)
Class R5	—	—	—	(1,140)
Class Y	—	—	—	(1,137,769)

Total from net realized gain on investments	—	—	—	(6,232,272)

From tax return of capital
Class A	—	(333,380)	—	—
Class B	—	(8,418)	—	—
Class C	—	(54,312)	—	—
Class I	—	(10,851)	—	—
Class R3	—	(703)	—	—
Class R4	—	(638)	—	—
Class R5	—	(703)	—	—
Class Y	—	(89,932)	—	—

Total from tax return of capital	—	(498,937)	—	—

Total distributions	(1,360,483)	(3,522,530)	(101,059,595)	(37,261,324)

Capital Share Transactions:
Sold	8,074,408	19,730,657	1,002,252,166	2,257,406,374
Issued on reinvestment of distributions	1,299,384	3,405,082	83,533,965	29,407,769
Redeemed	(12,784,272)	(36,854,826)	(572,815,896)	(1,118,624,835)

Net increase (decrease) from capital share transactions	(3,410,480)	(13,719,087)	512,970,235	1,168,189,308

Net Increase (Decrease) in Net Assets	(4,689,783)	(13,658,856)	428,877,594	1,194,095,945

Net Assets:
Beginning of period	113,397,097	127,055,953	3,087,167,570	1,893,071,625

End of period	$108,707,314	$113,397,097	$3,516,045,164	$3,087,167,570

Undistributed (distributions in excess of) net investment income	$331,563	$113,817	$(14,298,815)	$71,230,837

The accompanying notes are an integral part of these financial statements.

226

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements

April 30, 2015 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end management investment company comprised of forty-two series, as of April 30, 2015. The financial statements for certain other series of the Company are presented in separate reports. The following series (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

Hartford Duration-Hedged Strategic Income Fund (the “Duration-Hedged Strategic Income Fund”)

The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”)

The Hartford Floating Rate Fund (the “Floating Rate Fund”)

The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”)

The Hartford High Yield Fund (the “High Yield Fund”)

The Hartford Inflation Plus Fund (the “Inflation Plus Fund”)

The Hartford Quality Bond Fund (the “Quality Bond Fund”)

The Hartford Short Duration Fund (the “Short Duration Fund”)

The Hartford Strategic Income Fund (the “Strategic Income Fund”)

The Hartford Total Return Bond Fund (the “Total Return Bond Fund”)

The Hartford Unconstrained Bond Fund (the “Unconstrained Bond Fund”)

The Hartford World Bond Fund (the “World Bond Fund”)

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Duration-Hedged Strategic Income Fund, Floating Rate Fund, High Yield Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and Unconstrained Bond Fund are diversified open-end management investment companies. Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, Financial Services – Investment Companies.

Each Fund offers Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares. In addition, each Fund, except Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Floating Rate High Income Fund, Quality Bond Fund and World Bond Fund offer Class B shares. Effective November 7, 2014 Strategic Income Fund, Total Return Bond Fund and World Bond Fund began offering Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund are sold with a front-end sales charge of up to 4.50%. Class A shares are sold with a front-end sales charge of up to 3.00% for Floating Rate Fund and Floating Rate High Income Fund and 2.00% for Short Duration Fund. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

The Hartford Duration-Hedged Strategic Income Fund, as a “Fund of Funds,” seeks its investment goal through investment primarily in Class Y shares of The Hartford Strategic Income Fund (“Affiliated Investment Company”) and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Company, the “Underlying Funds”) and other instruments.

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of each Funds’ shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Duration-Hedged Strategic Income Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio, except Duration-Hedged Strategic Income Fund, for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Funds will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that each Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which each Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by each Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Funds may use fair valuation in regard to fixed income investments when the Funds hold defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

228

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of certain Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Funds.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see the following table titled “Quantitative Information about Level 3 Fair Value Measurements.”

The Board of Directors of the Company generally reviews and approves the “Fair Valuation Summary” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Company’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s subadviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable

229

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, certain Funds will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which a Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Funds do not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – Each Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

230

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Duration-Hedged Strategic Income Fund, dividends from net investment income are declared daily and paid monthly. The policy of Duration-Hedged Strategic Income Fund is to pay dividends from net investment income, if any, monthly. Dividends from realized gains, if any, are paid at least once a year.

Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of Duration-Hedged Strategic Income Fund.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk—that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Funds to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of April 30, 2015.

b)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2015.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2015.

231

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

In connection with certain Funds’ ability to purchase investments on a when-issued or forward commitment basis, a Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Certain Funds may enter into “dollar rolls” in which a Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. A Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. A Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Funds’ portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for open dollar roll transactions as of April 30, 2015.

d)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of April 30, 2015.

e)	Mortgage Related and Other Asset Backed Securities – Certain Funds may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of April 30, 2015.

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f)	Inflation Indexed Bonds – Certain Funds may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of April 30, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedules of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – Each Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of April 30, 2015.

b)	Futures Contracts – Each Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, the Funds seek to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2015.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. Each Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding purchased and written option contracts as of April 30, 2015. Transactions involving written option contracts during the six-month period ended April 30, 2015, are summarized below:

The Hartford Emerging Markets Local Debt Fund

Options Activity During the Six-Month Period Ended April 30, 2015
Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	15,270,415	161,503
Written	33,209,000	320,611
Expired	(13,325,000)	(227,882)
Closed	(29,599,415)	(208,035)
Exercised	—	—

End of Period	5,555,000	46,197

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	33,917,243	274,505
Written	75,800,303	625,981
Expired	(50,680,940)	(412,996)
Closed	(39,471,606)	(281,724)
Exercised	—	—

End of Period	19,565,000	205,766

The Hartford Inflation Plus Fund

Options Activity During the Six-Month Period Ended April 30, 2015
Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	3,790,000	87,306
Written	—	—
Expired	—	—
Closed	(3,790,000)	(87,306)
Exercised	—	—

End of Period	—	—

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	3,790,000	91,885
Written	—	—
Expired	—	—
Closed	(3,790,000)	(91,885)
Exercised	—	—

End of Period	—	—

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April 30, 2015 (Unaudited)

The Hartford Strategic Income Fund

Options Activity During the Six-Month Period Ended April 30, 2015
Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	23,205,000	392,435
Written	171,875,000	1,929,629
Expired	(96,000,000)	(1,289,993)
Closed	(67,250,000)	(691,383)
Exercised	—	—

End of Period	31,830,000	340,688

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	23,205,000	281,786
Written	171,875,000	1,583,936
Expired	(144,505,000)	(1,392,594)
Closed	(18,745,000)	(201,274)
Exercised	—	—

End of Period	31,830,000	271,854

The Hartford Total Return Bond Fund

Options Activity During the Six-Month Period Ended April 30, 2015
Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	140,364,000	974,301
Written	147,480,016	1,286,733
Expired	(269,669,000)	(724,700)
Closed	(12,950,016)	(770,349)
Exercised	—	—

End of Period	5,225,000	765,985

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	138,279,000	796,402
Written	144,680,016	1,152,157
Expired	(267,584,000)	(432,600)
Closed	(10,150,016)	(749,974)
Exercised	—	—

End of Period	5,225,000	765,985

The Hartford Unconstrained Bond Fund

Options Activity During the Six-Month Period Ended April 30, 2015
Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	6,875,000	156,054
Written	44,765,000	530,087
Expired	(22,845,000)	(301,573)
Closed	(19,860,000)	(251,562)
Exercised	—	—

End of Period	8,935,000	133,006

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Options Activity During the Six-Month Period Ended April 30, 2015
Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	6,875,000	126,763
Written	44,365,000	439,289
Expired	(36,145,000)	(336,766)
Closed	(6,160,000)	(115,007)
Exercised	—	—

End of Period	8,935,000	114,279

The Hartford World Bond Fund

Options Activity During the Six-Month Period Ended April 30, 2015
Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	90,125,000	90,125
Written	161,315,000	354,118
Expired	(91,275,000)	(104,966)
Closed	(110,040,000)	(117,192)
Exercised	—	—

End of Period	50,125,000	222,085

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	—	—
Written	75,982,000	463,260
Expired	(19,910,000)	(43,626)
Closed	(6,120,000)	(50,832)
Exercised	—	59

End of Period	49,952,000	368,861

d)	Swap Contracts – Each Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for

236

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces a Fund’s exposure to counterparty risk. A Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. See each Fund’s Schedule of Investments, if applicable, for outstanding credit default swap contracts as of April 30, 2015.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because certain Funds holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. See each Fund’s Schedule of Investments, if applicable, for outstanding interest rate swap contracts as of April 30, 2015.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding total return swap contracts as of April 30, 2015.

Spreadlock Swap Contracts – Certain Funds may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date. See each Fund’s Schedule of Investments, if applicable, for outstanding spreadlock swap contracts as of April 30, 2015.

e)	Additional Derivative Instrument Information:

Duration-Hedged Strategic Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts Foreign	Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(2)	$32,204	$—	$—	$—	$—	$—	$32,204

Total	$32,204	$—	$—	$—	$—	$—	$32,204

Liabilities:
Unrealized depreciation on futures contracts(2)	47,710	—	—	—	—	—	47,710

Total	$47,710	$—	$—	$—	$—	$—	$47,710

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$(289,641)	$—	$—	$—	$—	$—	$(289,641)

Total	$(289,641)	$—	$—	$—	$—	$—	$(289,641)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$64,843	$—	$—	$—	$—	$—	$64,843

Total	$64,843	$—	$—	$—	$—	$—	$64,843

Emerging Markets Local Debt Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$115,901	$315,561	$—	$—	$—	$—	$431,462
Unrealized appreciation on foreign currency contracts	—	11,490,921	—	—	—	—	11,490,921
Unrealized appreciation on swap contracts(1)	565,911	—	—	—	—	—	565,911
Unrealized appreciation on futures contracts(2)	24,648	—	—	—	—	—	24,648

Total	$706,460	$11,806,482	$—	$—	$—	$—	$12,512,942

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$8,192,802	$—	$—	$—	$—	$8,192,802
Unrealized depreciation on swap contracts(1)	822,636	—	—	—	—	—	822,636
Unrealized depreciation on futures contracts(2)	28,928	—	—	—	—	—	28,928
Written options, market value	—	269,548	—	—	—	—	269,548

Total	$851,564	$8,462,350	$—	$—	$—	$—	$9,313,914

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$—	$1,607,646	$—	$—	$—	$—	$1,607,646
Net realized gain (loss) on written options	—	268,195	—	—	—	—	268,195
Net realized gain (loss) on futures	(5,781)	—	—	—	—	—	(5,781)
Net realized gain (loss) on swap contracts	(1,048,582)	—	(27,066)	—	—	—	(1,075,648)
Net realized gain (loss) on foreign currency contracts	—	(13,294,542)	—	—	—	—	(13,294,542)

Total	$(1,054,363)	$(11,418,701)	$(27,066)	$—	$—	$—	$(12,500,130)

239

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$(3,679)	$(508,702)	$—	$—	$—	$—	$(512,381)
Net change in unrealized appreciation (depreciation) of written options	—	59,801	—	—	—	—	59,801
Net change in unrealized appreciation (depreciation) of futures	23,822	—	—	—	—	—	23,822
Net change in unrealized appreciation (depreciation) of swap contracts	1,306,124	—	23,581	—	—	—	1,329,705
Net change in unrealized appreciation (depreciation) of foreign currency	—	6,231,886	—	—	—	—	6,231,886

Total	$1,326,267	$5,782,985	$23,581	$—	$—	$—	$7,132,833

Floating Rate Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$799,593	$—	$—	$—	$—	$799,593

Total	$—	$799,593	$—	$—	$—	$—	$799,593

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$6,837,197	$—	$—	$—	$—	$6,837,197

Total	$—	$6,837,197	$—	$—	$—	$—	$6,837,197

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$31,363,661	$—	$—	$—	$—	$31,363,661

Total	$—	$31,363,661	$—	$—	$—	$—	$31,363,661

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(8,432,001)	$—	$—	$—	$—	$(8,432,001)

Total	$—	$(8,432,001)	$—	$—	$—	$—	$(8,432,001)

240

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Floating Rate High Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$138,392	$—	$—	$—	$—	$138,392

Total	$—	$138,392	$—	$—	$—	$—	$138,392

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$913,088	$—	$—	$—	$—	$913,088

Total	$—	$913,088	$—	$—	$—	$—	$913,088

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$4,485,245	$—	$—	$—	$—	$4,485,245

Total	$—	$4,485,245	$—	$—	$—	$—	$4,485,245

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(1,095,931)	$—	$—	$—	$—	$(1,095,931)

Total	$—	$(1,095,931)	$—	$—	$—	$—	$(1,095,931)

High Yield Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts(1)	$—	$—	$480,792	$—	$—	$—	$480,792

Total	$—	$—	$480,792	$—	$—	$—	$480,792

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$295,653	$—	$—	$—	$—	$295,653

Total	$—	$295,653	$—	$—	$—	$—	$295,653

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

241

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$(297,269)	$—	$—	$—	$(297,269)
Net realized gain (loss) on foreign currency contracts	—	1,374,904	—	—	—	—	1,374,904

Total	$—	$1,374,904	$(297,269)	$—	$—	$—	$1,077,635

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$506,899	$—	$—	$—	$506,899
Net change in unrealized appreciation (depreciation) of foreign currency	—	(399,021)	—	—	—	—	(399,021)

Total	$—	$(399,021)	$506,899	$—	$—	$—	$107,878

Inflation Plus Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$268,554	$—	$—	$—	$—	$268,554
Unrealized appreciation on swap contracts(1)	6,738	—	—	—	—	—	6,738

Total	$6,738	$268,554	$—	$—	$—	$—	$275,292

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,042,402	$—	$—	$—	$—	$1,042,402
Unrealized depreciation on Swap contracts(1)	21,823	—	—	—	—	—	21,823

Total	$21,823	$1,042,402	$—	$—	$—	$—	$1,064,225

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on written options	$—	$(42,059)	$—	$—	$—	$—	$(42,059)
Net realized gain (loss) on futures	(351,806)	—	—	—	—	—	(351,806)
Net realized gain (loss) on foreign currency contracts	—	1,512,463	—	—	—	—	1,512,463

Total	$(351,806)	$1,470,404	$—	$—	$—	$—	$1,118,598

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of written options	$—	$(79,745)	$—	$—	$—	$—	$(79,745)
Net change in unrealized appreciation (depreciation) of futures	(21,286)	—	—	—	—	—	(21,286)
Net change in unrealized appreciation (depreciation) of swap contracts	(15,085)	—	—	—	—	—	(15,085)
Net change in unrealized appreciation (depreciation) of foreign currency	—	(2,188,398)	—	—	—	—	(2,188,398)

Total	$ (36,371)	$(2,268,143)	$—	$—	$—	$—	$(2,304,514)

242

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Quality Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(2)	$54,976	$—	$—	$—	$—	$—	$54,976

Total	$54,976	$—	$—	$—	$—	$—	$54,976

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$127,376	$—	$—	$—	$—	$—	$127,376

Total	$127,376	$—	$—	$—	$—	$—	$127,376

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$(76,431)	$—	$—	$—	$—	$—	$(76,431)

Total	$(76,431)	$—	$—	$—	$—	$—	$(76,431)

Short Duration Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(2)	$388,492	$—	$—	$—	$—	$—	$388,492

Total	$388,492	$—	$—	$—	$—	$—	$388,492

Liabilities:
Unrealized depreciation on futures contracts(2)	$875,567	$—	$—	$—	$—	$—	$875,567

Total	$875,567	$—	$—	$—	$—	$—	$875,567

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$(1,640,627)	$—	$—	$—	$—	$—	$(1,640,627)

Total	$(1,640,627)	$—	$—	$—	$—	$—	$(1,640,627)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$(56,836)	$—	$—	$—	$—	$—	$(56,836)

Total	$(56,836)	$—	$—	$—	$—	$—	$(56,836)

243

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Strategic Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$151,703	$—	$—	$—	$—	$151,703
Unrealized appreciation on foreign currency contracts	—	2,067,085	—	—	—	—	2,067,085
Unrealized appreciation on swap contracts(1)	105,597	—	4,181,676	—	—	—	4,287,273
Unrealized appreciation on futures contracts(2)	501,461	—	—	—	—	—	501,461

Total	$607,058	$2,218,788	$4,181,676	$—	$—	$—	$7,007,522

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2,447,910	$—	$—	$—	$—	$2,447,910
Unrealized depreciation on swap contracts(1)	537,270	—	1,760,777	—	—	—	2,298,047
Unrealized depreciation on futures contracts(2)	498,085	—	—	—	—	—	498,085
Written options, market value	531,938	—	—	—	—	—	531,938

Total	$1,567,293	$2,447,910	$1,760,777	$—	$—	$—	$5,775,980

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$(197,296)	$(93,526)	$—	$—	$—	$—	$(290,822)
Net realized gain (loss) on written options	895,907	—	2,317,045	—	—	—	3,212,952
Net realized gain (loss) on futures	688,671	—	—	—	—	—	688,671
Net realized gain (loss) on swap contracts	(285,125)	—	(2,414,611)	194,153	—	—	(2,505,583)
Net realized gain (loss) on foreign currency contracts	—	(1,295,971)	—	—	—	—	(1,295,971)

Total	$1,102,157	$(1,389,497)	$(97,566)	$194,153	$—	$—	$(190,753)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$172,772	$(155,800)	$—	$—	$—	$—	$16,972
Net change in unrealized appreciation (depreciation) of written options	80,604	—	(106,619)	—	—	—	(26,015)
Net change in unrealized appreciation (depreciation) of futures	77,288	—	—	—	—	—	77,288
Net change in unrealized appreciation (depreciation) of swap contracts	(443,133)	—	(29,584)	39,603	—	—	(433,114)
Net change in unrealized appreciation (depreciation) of foreign currency	—	(157,557)	—	—	—	—	(157,557)

Total	$(112,469)	$(313,357)	$(136,203)	$39,603	$—	$—	$(522,426)

244

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Total Return Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$245,423	$—	$—	$—	$—	$245,423
Unrealized appreciation on foreign currency contracts	—	929,161	—	—	—	—	929,161
Unrealized appreciation on swap contracts(1)	9,977	—	1,327,761	—	—	—	1,337,738
Unrealized appreciation on futures contracts(2)	362,966	—	—	—	—	—	362,966

Total	$372,943	$1,174,584	$1,327,761	$—	$—	$—	$2,875,288

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3,540,105	$—	$—	$—	$—	$3,540,105
Unrealized depreciation on swap contracts(1)	24,888	—	3,785,907	—	—	—	3,810,795
Unrealized depreciation on futures contracts(2)	1,269,386	—	—	—	—	—	1,269,386
Written options, market value	1,482,466	—	—	—	—	—	1,482,466

Total	$2,776,739	$3,540,105	$3,785,907	$—	$—	$—	$14,638,248

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$(85,438)	$(148,340)	$(3,232)	$—	$—	$—	$(237,009)
Net realized gain (loss) on written options	120,656	—	1,157,299	—	—	—	1,277,955
Net realized gain (loss) on futures	851,319	—	—	—	—	—	851,319
Net realized gain (loss) on swap contracts	(2,560)	—	(5,937,678)	120	—	—	(5,940,118)
Net realized gain (loss) on foreign currency contracts	—	5,729,249	—	—	—	—	5,729,249

Total	$883,978	$5,580,909	$(4,783,611)	$120	$—	$—	$1,681,396

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$354,097	$(141,269)	$3,084	$—	$—	$—	$215,912
Net change in unrealized appreciation (depreciation) of written options	2,912	—	(4,145)	—	—	—	(1,233)
Net change in unrealized appreciation (depreciation) of futures	(1,502,379)	—	—	—	—	—	(1,502,379)
Net change in unrealized appreciation (depreciation) of swap contracts	(13,414)	—	941,125	—	—	—	927,711
Net change in unrealized appreciation (depreciation) of foreign currency	—	(3,059,062)	—	—	—	—	(3,059,062)

Total	$(1,158,784)	$(2,934,662)	$940,064	$—	$—	$—	$(3,153,382)

245

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Unconstrained Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$33,768	$—	$—	$—	$—	$33,768
Unrealized appreciation on foreign currency contracts	—	130,702	—	—	—	—	130,702
Unrealized appreciation on swap contracts(1)	40,477	—	1,107,241	—	—	—	1,147,718
Unrealized appreciation on futures contracts(2)	87,849	—	—	—	—	—	87,849

Total	$128,326	$164,470	$1,107,241	$—	$—	$—	$1,400,037

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$479,317	$—	$—	$—	$—	$479,317
Unrealized depreciation on swap contracts(1)	144,986	—	514,154	—	—	—	659,140
Unrealized depreciation on futures contracts(2)	62,258	—	—	—	—	—	62,258
Written options, market value	222,765	—	—	—	—	—	222,765

Total	$430,009	$479,317	$514,154	$—	$—	$—	$1,423,480

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$(33,628)	$(21,271)	$—	$—	$—	$—	$(54,899)
Net realized gain (loss) on written options	255,501	(524)	538,030	—	—	—	793,007
Net realized gain (loss) on futures	(1,246,464)	—	—	—	—	—	(1,246,464)
Net realized gain (loss) on swap contracts	(126,359)	—	(1,044,563)	52,672	—	—	(1,118,250)
Net realized gain (loss) on foreign currency contracts	—	876,051	—	—	—	—	876,051

Total	$(1,150,950)	$854,256	$(506,533)	$52,672	$—	$—	$(750,555)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$51,477	$(39,583)	$—	$—	$—	$—	$11,894
Net change in unrealized appreciation (depreciation) of written options	21,291	(6,418)	(28,579)	—	—	—	(13,706)
Net change in unrealized appreciation (depreciation) of futures	(20,759)	—	—	—	—	—	(20,759)
Net change in unrealized appreciation (depreciation) of swap contracts	(104,510)	—	179,398	10,744	—	—	85,632
Net change in unrealized appreciation (depreciation) of foreign currency	—	(437,978)	—	—	—	—	(437,978)

Total	$(52,501)	$(483,979)	$150,819	$10,744	$—	$—	$(374,917)

246

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

World Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$557,955	$2,424,096	$28,020	$—	$—	$—	$3,010,071
Unrealized appreciation on foreign currency contracts	—	7,866,680	—	—	—	—	7,866,680
Unrealized appreciation on swap contracts(1)	2,439,521	—	1,898,744	—	—	—	4,338,265
Unrealized appreciation on futures contracts(2)	1,558,927	—	—	—	—	—	1,558,927

Total	$4,556,403	$10,290,776	$1,926,764	$—	$—	$—	$16,773,943

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$67,218,802	$—	$—	$—	$—	$67,218,802
Unrealized depreciation on swap contracts(1)	776,188	—	1,266,837	—	—	—	2,043,025
Unrealized depreciation on futures contracts(2)	2,095,901	—	—	—	—	—	2,095,901
Written options, market value	97,047	387,482	3,529	—	—	—	488,058

Total	$2,969,136	$67,606,284	$1,270,366	$—	$—	$—	$71,845,786

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$(188,773)	$4,019,827	$(420,964)	$—	$—	$—	$3,410,090
Net realized gain (loss) on written options	70,751	14,376	159,040	—	—	—	244,167
Net realized gain (loss) on futures	(16,088,764)	6,372,660	—	—	—	—	(9,716,104)
Net realized gain (loss) on swap contracts	9,621,161	—	2,355,973	—	—	—	11,977,134
Net realized gain (loss) on foreign currency contracts	—	198,987,178	—	—	—	—	198,987,178

Total	$(6,585,625)	$209,394,041	$2,094,049	$—	$—	$—	$204,902,465

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$331,730	$(498,264)	$44,571	$—	$—	$—	$(121,963)
Net change in unrealized appreciation (depreciation) of written options	112,509	(18,621)	32,992	—	—	—	135,880
Net change in unrealized appreciation (depreciation) of futures	4,947,078	—	—	—	—	—	4,947,078
Net change in unrealized appreciation (depreciation) of swap contracts	(544,153)	—	35,994	—	—	—	(508,159)
Net change in unrealized appreciation (depreciation) of foreign currency	—	(69,327,664)	—	—	—	—	(69,327,664)

Total	$4,856,164	$(69,844,549)	$113,557	$—	$—	$—	$(64,874,828)

(1)	Statements of Assets and Liabilities location: Unrealized appreciation (depreciation) on Swapcontracts and Variation margin on financial derivative instruments
(2)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

247

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

g)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Funds’ custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of the Funds, or liabilities or payment obligations of the clearing brokers to the Funds, against any liabilities or payment obligations of the Funds to the clearing brokers. The Funds are required to deposit financial collateral (including cash collateral) at the Funds’ custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a Master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2015:

Duration-Hedged Strategic Income Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures contracts	32,204	(47,710)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	32,204	(47,710)

Derivatives not subject to a MNA	(32,204)	47,710

Emerging Markets Local Debt Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	11,490,921	(8,192,802)
Futures contracts	24,648	(28,928)
Purchased options and swaptions	431,462	—
Swap contracts	565,911	(822,636)
Written options and swaptions	—	(269,548)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	12,512,942	(9,313,914)

Derivatives not subject to a MNA	(24,648)	28,928

Total gross amount of assets and liabilities subject to MNA or similar agreements	12,488,294	(9,284,986)

Emerging Markets Local Debt Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	891,835	(891,835)	—	—	—
Barclays	147,444	(147,444)	—	—	—
BNP Paribas Securities Services	124,797	(24,397)	—	—	100,400
Citibank NA	1,864,291	(637,747)	—	—	1,226,544
Commonwealth Bank of Australia	23,778	(23,778)	—	—	—
Credit Suisse First Boston Corp.	231,392	(171,464)	—	—	59,928
Deutsche Bank Securities, Inc.	1,868,165	(1,147,848)	—	—	720,317
Goldman Sachs & Co.	120,325	(120,325)	—	—	—
HSBC Bank USA	934,374	(621,019)	—	—	313,355
JP Morgan Chase & Co.	3,376,441	(1,927,835)	—	—	1,448,606
Morgan Stanley	1,022,069	(408,696)	—	—	613,373
RBC Dominion Securities, Inc.	157,477	—	—	—	157,477
Standard Chartered Bank	337,658	(160,359)	—	—	177,299
State Street Global Markets LLC	578,511	(560,203)	—	—	18,308
Toronto-Dominion Bank	50,392	(50,392)	—	—	—
UBS AG	736,927	(736,927)	—	—	—
Westpac International	22,418	(22,418)	—	—	—

Total	12,488,294	(7,652,687)	—	—	4,835,607

248

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Emerging Markets Local Debt Fund
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(971,965)	891,835	—	80,130	—
Barclays	(156,024)	147,444	—	—	(8,580)
BNP Paribas Securities Services	(24,397)	24,397	—	—	—
Citibank NA	(637,747)	637,747	—	—	—
Commonwealth Bank of Australia	(75,523)	23,778	—	—	(51,745)
Credit Suisse First Boston Corp.	(171,464)	171,464	—	—	—
Deutsche Bank Securities, Inc.	(1,147,848)	1,147,848	—	—	—
Goldman Sachs & Co.	(437,561)	120,325	—	250,000	(67,236)
HSBC Bank USA	(621,019)	621,019	—	—	—
JP Morgan Chase & Co.	(1,927,835)	1,927,835	—	—	—
Morgan Stanley	(408,696)	408,696	—	—	—
National Australia Bank Limited	(308,460)	—	—	—	(308,460)
RBS Greenwich Capital	(331,835)	—	—	—	(331,835)
Standard Chartered Bank	(160,359)	160,359	—	—	—
State Street Global Markets LLC	(560,203)	560,203	—	—	—
Toronto-Dominion Bank	(104,853)	50,392	—	—	(54,461)
UBS AG	(1,188,482)	736,927	—	—	(451,555)
Westpac International	(50,715)	22,418	—	—	(28,297)

Total	(9,284,986)	7,652,687	—	330,130	(1,302,169)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	799,593	(6,837,197)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	799,593	(6,837,197)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	799,593	(6,837,197)

Floating Rate Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	204,802	(204,802)	—	—	—
Bank of Montreal	739	—	—	—	739
Citibank NA	49,349	—	—	—	49,349
Credit Suisse First Boston Corp.	149,375	(149,375)	—	—	—
Deutsche Bank Securities, Inc.	87,863	—	—	—	87,863
Toronto-Dominion Bank	760	—	—	—	760
UBS AG	306,705	—	—	—	306,705

Total	799,593	(354,177)	—	—	445,416

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(2,092,623)	204,802	—	—	(1,887,821)
Credit Suisse First Boston Corp.	(150,338)	149,375	—	—	(963)
Goldman Sachs & Co.	(2,185,878)	—	—	—	(2,185,878)
Morgan Stanley	(2,408,358)	—	—	—	(2,408,358)

Total	(6,837,197)	354,177	—	—	(6,483,020)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

249

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Floating Rate High Income Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	138,392	(913,088)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	138,392	(913,088)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	138,392	(913,088)

Floating Rate High Income Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	42,528	—	—	—	42,528
Bank of Montreal	77	—	—	—	77
Citibank NA	12,330	—	—	—	12,330
Credit Suisse First Boston Corp.	29,852	(29,852)	—	—	—
Deutsche Bank Securities, Inc.	17,573	(17,573)	—	—	—
Toronto-Dominion Bank	84	—	—	—	84
UBS AG	35,948	—	—	—	35,948

Total	138,392	(47,425)	—	—	90,967

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Credit Suisse First Boston Corp.	(30,054)	29,852	—	—	(202)
Deutsche Bank Securities, Inc.	(468,846)	17,573	—	—	(451,273)
Goldman Sachs & Co.	(414,188)	—	—	—	(414,188)

Total	(913,088)	47,425	—	—	(865,663)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	—	(295,653)
Swap contracts	1,393,626	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,393,626	(295,653)

Derivatives not subject to a MNA	(1,393,626)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	—	(295,653)

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Deutsche Bank Securities, Inc.	(295,653)	—	—	—	(295,653)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Inflation Plus Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	268,554	(1,042,402)
Swap contracts	6,738	(21,823)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	275,292	(1,064,225)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	275,292	(1,064,225)

250

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Inflation Plus Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	17,581	(17,581)	—	—	—
Bank of Montreal	15,609	—	—	—	15,609
Commonwealth Bank of Australia	24,223	(22,227)	—	—	1,996
Deutsche Bank Securities, Inc.	14,323	(14,323)	—	—	—
Goldman Sachs & Co.	93,830	(93,830)	—	—	—
HSBC Bank USA	93,667	(57,710)	—	—	35,957
Toronto-Dominion Bank	16,059	—	—	—	16,059

Total	275,292	(205,671)	—	—	69,621

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(21,455)	17,581	—	—	(3,874)
Barclays	(21,823)	—	—	—	(21,823)
BNP Paribas Securities Services	(91,707)	—	—	—	(91,707)
Commonwealth Bank of Australia	(22,227)	22,227	—	—	—
Deutsche Bank Securities, Inc.	(373,985)	14,323	—	—	(359,662)
Goldman Sachs & Co.	(113,718)	93,830	—	—	(19,888)
HSBC Bank USA	(57,710)	57,710	—	—	—
Morgan Stanley	(10,055)	—	—	—	(10,055)
UBS AG	(351,545)	—	—	—	(351,545)

Total	(1,064,225)	205,671	—	—	(858,554)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Quality Bond Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures contracts	—	(54,976)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(54,976)

Derivatives not subject to a MNA	—	54,976

Short Duration Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures contracts	388,492	(875,567)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	388,492	(875,567)

Derivatives not subject to a MNA	(388,492)	875,567

Strategic Income Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	2,067,085	(2,447,910)
Futures contracts	501,461	(498,085)
Purchased options and swaptions	151,703	—
Swap contracts	9,766,835	(3,279,725)
Written options and swaptions	—	(531,938)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	12,487,084	(6,757,658)

Derivatives not subject to a MNA	(4,793,771)	1,794,057

Total gross amount of assets and liabilities subject to MNA or similar agreements	7,693,313	(4,963,601)

251

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Strategic Income Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	896,634	(753,892)	—	(142,742)	—
Bank of Montreal	13,316	(13,316)	—	—	—
Barclays	134,170	(134,170)	—	—	—
BNP Paribas Securities Services	145,029	(62,390)	—	—	82,639
Citibank NA	235	(235)	—	—	—
Commonwealth Bank of Australia	90	(90)	—	—	—
Credit Suisse International	1,550,676	(510,203)	—	—	1,040,473
Deutsche Bank Securities, Inc.	795,748	(795,748)	—	—	—
Goldman Sachs & Co.	856,732	(277,165)	(579,567)	—	—
HSBC Bank USA	47	(47)	—	—	—
JP Morgan Chase & Co.	1,241,601	(779,276)	—	(360,000)	102,325
Morgan Stanley	889,289	(195,448)	—	(693,841)	—
National Australia Bank Limited	435,380	(77,039)	—	—	358,341
RBC Dominion Securities, Inc.	1,317	(1,317)	—	—	—
RBS Greenwich Capital	496,020	(84,610)	—	—	411,410
Standard Chartered Bank	25,970	(25,970)	—	—	—
State Street Global Markets LLC	130,596	(104,274)	—	—	26,322
Toronto-Dominion Bank	1,530	(1,530)	—	—	—
UBS AG	78,933	(78,933)	—	—	—

Total	7,693,313	(3,895,653)	(579,567)	(1,196,583)	2,021,510

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(753,892)	753,892	—	—	—
Bank of Montreal	(129,442)	13,316	—	—	(116,126)
Barclays	(235,772)	134,170	—	—	(101,602)
BNP Paribas Securities Services	(62,390)	62,390	—	—	—
Citibank NA	(76,777)	235	—	—	(76,542)
Commonwealth Bank of Australia	(212)	90	—	—	(122)
Credit Suisse First Boston Corp.	(9,108)	—	—	—	(9,108)
Credit Suisse International	(510,203)	510,203	—	—	—
Deutsche Bank Securities, Inc.	(999,615)	795,748	—	203,867	—
Goldman Sachs & Co.	(277,165)	277,165	—	—	—
HSBC Bank USA	(4,659)	47	—	—	(4,612)
JP Morgan Chase & Co.	(779,276)	779,276	—	—	—
Morgan Stanley	(195,448)	195,448	—	—	—
National Australia Bank Limited	(77,039)	77,039	—	—	—
RBC Dominion Securities, Inc.	(80,141)	1,317	—	—	(78,824)
RBS Greenwich Capital	(84,610)	84,610	—	—	—
Standard Chartered Bank	(429,076)	25,970	—	—	(403,106)
State Street Global Markets LLC	(104,274)	104,274	—	—	—
Toronto-Dominion Bank	(35,661)	1,530	—	—	(34,131)
UBS AG	(118,841)	78,933	—	—	(39,908)

Total	$(4,963,601)	3,895,653	—	203,867	(864,081)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

252

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Total Return Bond Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	929,161	(3,540,105)
Futures contracts	362,965	(1,269,386)
Purchased options and swaptions	245,423	—
Swap contracts	13,804,316	(6,467,123)
Written options and swaptions	—	(1,482,466)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	15,341,865	(12,759,080)

Derivatives not subject to a MNA	(1,108,270)	5,885,893

Total gross amount of assets and liabilities subject to MNA or similar agreements	14,233,595	(6,873,187)

Total Return Bond Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	1,898,237	(992,263)	—	(905,974)	—
Barclays	243,884	(243,884)	—	—	—
BNP Paribas Securities Services	271,579	(271,579)	—	—	—
Citibank NA	4,370,284	(251,609)	—	(4,118,675)	—
Credit Suisse International	1,868,379	(539,725)	—	—	1,328,654
Deutsche Bank Securities, Inc.	593,580	(593,580)	—	—	—
Goldman Sachs & Co.	2,070,270	(294,670)	(1,775,600)	—	—
JP Morgan Chase & Co.	946,512	(267,217)	—	(679,295)	—
Morgan Stanley	1,567,140	(176,554)	—	(1,390,586)	—
RBS Greenwich Capital	3,637	(3,637)	—	—	—
Standard Chartered Bank	61,240	—	—	—	61,240
State Street Global Markets LLC	245,708	(245,708)	—	—	—
UBS AG	93,145	(93,145)	—	—	—

Total	14,233,595	(3,973,571)	(1,775,600)	(7,094,530)	1,389,894

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(992,263)	992,263	—	—	—
Barclays	(386,129)	243,884	—	—	(142,245)
BNP Paribas Securities Services	(1,508,983)	271,579	1,237,404	—	—
Citibank NA	(251,609)	251,609	—	—	—
Credit Suisse First Boston Corp.	(10,356)	—	—	—	(10,356)
Credit Suisse International	(539,725)	539,725	—	—	—
Deutsche Bank Securities, Inc.	(911,148)	593,580	—	—	(317,568)
Goldman Sachs & Co.	(294,670)	294,670	—	—	—
HSBC Bank USA	(7,823)	—	—	—	(7,823)
JP Morgan Chase & Co.	(267,217)	267,217	—	—	—
Morgan Stanley	(176,554)	176,554	—	—	—
National Australia Bank Limited	(106,428)	—	—	—	(106,428)
RBC Dominion Securities, Inc.	(106,999)	—	—	—	(106,999)
RBS Greenwich Capital	(123,511)	3,637	—	—	(119,874)
State Street Global Markets LLC	(635,161)	245,708	—	—	(389,453)
Toronto-Dominion Bank	(119,578)	—	—	—	(119,578)
UBS AG	(435,033)	93,145	278,350	—	(63,538)

Total	(6,873,187)	3,973,571	1,515,754	—	(1,383,862)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

253

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Unconstrained Bond Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	130,702	(479,317)
Futures contracts	87,849	(62,258)
Purchased options and swaptions	33,768	—
Swap contracts	2,235,202	(971,056)
Written options and swaptions	—	(222,765)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,487,521	(1,735,396)

Derivatives not subject to a MNA	(222,640)	491,536

Total gross amount of assets and liabilities subject to MNA or similar agreements	2,264,881	(1,243,860)

Unconstrained Bond Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	232,368	(218,098)	—	—	14,270
Bank of Montreal	1,198	—	—	—	1,198
Barclays	19,638	(19,638)	—	—	—
BNP Paribas Securities Services	64,364	(64,364)	—	—	—
Commonwealth Bank of Australia	1,864	(68)	—	—	1,796
Credit Suisse International	376,685	(258,391)	—	—	118,294
Deutsche Bank Securities, Inc.	229,982	(161,565)	—	—	68,417
Goldman Sachs & Co.	659,377	(47,718)	(611,659)	—	—
JP Morgan Chase & Co.	270,795	(204,731)	—	(66,064)	—
Morgan Stanley	335,610	(27,558)	—	(308,052)	—
Standard Chartered Bank	23,298	(13,485)	—	—	9,813
State Street Global Markets LLC	25,439	(21,998)	—	—	3,441
Toronto-Dominion Bank	1,237	(1,237)	—	—	—
UBS AG	23,026	(23,026)	—	—	—

Total	2,264,881	(1,061,877)	(611,659)	(374,116)	217,229

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(218,098)	218,098	—	—	—
Barclays	(42,509)	19,638	—	—	(22,871)
BNP Paribas Securities Services	(80,402)	64,364	—	—	(16,038)
Citibank NA	(17,793)	—	—	—	(17,793)
Commonwealth Bank of Australia	(68)	68	—	—	—
Credit Suisse First Boston Corp.	(682)	—	—	—	(682)
Credit Suisse International	(258,391)	258,391	—	—	—
Deutsche Bank Securities, Inc.	(161,565)	161,565	—	—	—
Goldman Sachs & Co.	(47,718)	47,718	—	—	—
HSBC Bank USA	(1,769)	—	—	—	(1,769)
JP Morgan Chase & Co.	(204,731)	204,731	—	—	—
Morgan Stanley	(27,558)	27,558	—	—	—
National Australia Bank Limited	(13,183)	—	—	—	(13,183)
RBC Dominion Securities, Inc.	(6,298)	—	—	—	(6,298)
RBS Greenwich Capital	(13,871)	—	—	—	(13,871)
Standard Chartered Bank	(13,485)	13,485	—	—	—
State Street Global Markets LLC	(21,998)	21,998	—	—	—
Toronto-Dominion Bank	(9,935)	1,237	—	—	(8,698)
UBS AG	(103,806)	23,026	—	—	(80,780)

Total	(1,243,860)	1,061,877	—	—	(181,983)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

254

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

World Bond Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	7,866,680	(67,218,802)
Futures contracts	1,558,927	(2,095,901)
Purchased options and swaptions	3,010,071	—
Swap contracts	10,296,895	(12,087,427)
Written options and swaptions	—	(488,058)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	22,732,573	(81,890,188)

Derivatives not subject to a MNA	(6,463,461)	8,937,763

Total gross amount of assets and liabilities subject to MNA or similar agreements	16,269,112	(72,952,425)

World Bond Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	688,029	(688,029)	—	—	—
Bank of Montreal	9,047	(9,047)	—	—	—
Barclays	210,376	(115,463)	—	(94,913)	—
BNP Paribas Securities Services	1,780,182	(1,709,151)	—	—	71,031
Citibank NA	111,614	(111,614)	—	—	—
Commonwealth Bank of Australia	138,473	(138,473)	—	—	—
Credit Suisse First Boston Corp.	198,616	(98,352)	—	—	100,264
Credit Suisse International	63,392	(63,392)	—	—	—
Deutsche Bank Securities, Inc.	697,894	(697,894)	—	—	—
Goldman Sachs & Co.	3,700,247	(3,700,247)	—	—	—
HSBC Bank USA	175,746	(175,746)	—	—	—
JP Morgan Chase & Co.	4,057,028	(4,057,028)	—	—	—
Morgan Stanley	839,567	(839,567)	—	—	—
National Australia Bank Limited	25,043	—	—	—	25,043
RBC Dominion Securities, Inc.	782	(782)	—	—	—
RBS Greenwich Capital	206,303	(206,303)	—	—	—
State Street Global Markets LLC	3,187,482	(3,187,482)	—	—	—
UBS AG	177,918	(177,918)	—	—	—
Westpac International	1,373	(1,373)	—	—	—

Total	16,269,112	(15,977,861)	—	(94,913)	196,338

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(4,367,356)	688,029	—	260,000	(3,419,327)
Bank of Montreal	(848,018)	9,047	—	—	(838,971)
Barclays	(115,463)	115,463	—	—	—
BNP Paribas Securities Services	(1,709,151)	1,709,151	—	—	—
Citibank NA	(464,197)	111,614	—	329,000	(23,583)
Commonwealth Bank of Australia	(5,617,094)	138,473	—	—	(5,478,621)
Credit Suisse First Boston Corp.	(98,352)	98,352	—	—	—
Credit Suisse International	(804,184)	63,392	—	740,792	—
Deutsche Bank Securities, Inc.	(4,705,050)	697,894	—	885,000	(3,122,156)
Goldman Sachs & Co.	(12,290,162)	3,700,247	—	—	(8,589,915)
HSBC Bank USA	(1,315,247)	175,746	—	—	(1,139,501)
JP Morgan Chase & Co.	(21,686,932)	4,057,028	—	—	(17,629,904)
Morgan Stanley	(6,026,718)	839,567	—	5,187,151	—
RBC Dominion Securities, Inc.	(5,703)	782	—	—	(4,921)
RBS Greenwich Capital	(214,142)	206,303	—	—	(7,839)
Standard Chartered Bank	(22,351)	—	—	—	(22,351)
State Street Global Markets LLC	(10,870,777)	3,187,482	—	—	(7,683,295)
Toronto-Dominion Bank	(872,203)	—	—	—	(872,203)
UBS AG	(917,934)	177,918	—	—	(740,016)
Westpac International	(1,391)	1,373	—	—	(18)

Total	$(72,952,425)	15,977,861	—	7,401,943	(49,572,621)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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April 30, 2015 (Unaudited)

5.	Principal Risks:

Certain Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default.

Certain Funds are exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain Fund’s investments expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2014 and October 31, 2013 are as follows (as adjusted for dividends payable, if applicable):

Fund	Ordinary Income For the Year Ended October 31, 2014	Long-Term Capital Gains For the Year Ended October 31, 2014(1)	Tax return of capital For the Year Ended October 31, 2014	Ordinary Income For the Year Ended October 31, 2013	Long-Term Capital Gains For the Year Ended October 31, 2013(1)
Duration-Hedged Strategic Income Fund	$299,034	$—	$—	$—	$—
Emerging Markets Local Debt Fund	1,392,618	162,064	12,542,478	8,056,001	1,679,071
Floating Rate Fund	255,305,057	—	—	255,090,675	—
Floating Rate High Income Fund	22,169,499	328,632	—	10,807,590	83,013
High Yield Fund	22,188,186	—	—	28,129,120	—
Inflation Plus Fund	6,586,730	49,264,538	—	66,248,759	21,679,821
Quality Bond Fund	191,093	—	—	137,820	—
Short Duration Fund	10,685,735	2,643,200	—	9,147,663	1,023,085
Strategic Income Fund	19,322,292	—	—	38,152,784	7,185,731
Total Return Bond Fund	38,834,479	—	—	75,709,233	23,170,637
Unconstrained Bond Fund	3,028,985	—	498,937	3,946,456	—
World Bond Fund	31,703,925	5,557,399	—	31,788,356	3,773,285

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2014, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain(1)	Accumulated Capital and Other Losses(2)	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Duration-Hedged Strategic Income Fund	$2,020	$—	$(282,352)	$52,279	$(228,053)
Emerging Markets Local Debt Fund	—	—	(227,932)	(15,858,179)	(16,086,111)
Floating Rate Fund	9,948,655	—	(381,258,484)	(128,441,925)	(499,751,754)
Floating Rate High Income Fund	5,115,564	3,133,226	—	(11,512,097)	(3,263,307)
High Yield Fund	362,104	—	(18,838,072)	2,188,224	(16,287,744)
Inflation Plus Fund	459,324	—	(37,984,276)	(17,326,848)	(54,851,800)
Quality Bond Fund	349,290	75,090	—	78,076	502,456
Short Duration Fund	1,112,764	1,331,299	—	444,833	2,888,896
Strategic Income Fund	4,055,959	5,094,992	—	2,280,634	11,431,585
Total Return Bond Fund	25,981,082	11,948,433	—	18,111,157	56,040,672
Unconstrained Bond Fund	—	—	(18,101,960)	913,803	(17,188,157)
World Bond Fund	86,660,743	—	(4,320,613)	(52,222,301)	30,117,829

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Duration-Hedged Strategic Income Fund	—	—	—
Emerging Markets Local Debt Fund	—	(10,685,666)	10,685,666
Floating Rate Fund	—	2,212,986	(2,212,986)
Floating Rate High Income Fund	—	414,983	(414,983)
High Yield Fund	—	36,958	(36,958)
Inflation Plus Fund	—	1,319,562	(1,319,562)
Quality Bond Fund	—	22,738	(22,738)
Short Duration Fund	—	149,160	(149,160)
Strategic Income Fund	(1)	(165,725)	165,726
Total Return Bond Fund	—	(1,166,334)	1,166,334
Unconstrained Bond Fund	—	(765,921)	765,921
World Bond Fund	—	74,587,104	(74,587,104)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Year of Expiration		Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
	2016	2017
Duration-Hedged Strategic Income Fund	$—	$—	$93,821	$188,531
Emerging Markets Local Debt Fund	$—	$—	$44,864	$183,068
Floating Rate Fund	$109,198,281	$272,060,203	$—	$—
Floating Rate High Income Fund	$—	$—	$—	$—
High Yield Fund	$734,446	$18,103,626	$—	$—
Inflation Plus Fund	$—	$—	$7,787,660	$30,196,616
Quality Bond Fund	$—	$—	$—	$—
Short Duration Fund	$—	$—	$—	$—
Strategic Income Fund	$—	$—	$—	$—
Total Return Bond Fund	$—	$—	$—	$—
Unconstrained Bond Fund	$—	$12,172,503	$3,645,893	$2,283,564
World Bond Fund	$—	$—	$—	$4,320,613

258

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

The Floating Rate High Income Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund and Total Return Bond Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

During the year ended October 31, 2014, the Floating Rate Fund and High Yield Fund utilized prior year capital loss rollforwards of $53,353,013 and $11,428,504, respectively, of Pre-Regulated Investment Company (“RIC”) Modernization capital loss carryforwards.

During the year ended October 31, 2014, the Quality Bond Fund, Strategic Income Fund, Total Return Bond Fund and Unconstrained Bond Fund utilized $406,819, $1,391,587, $1,613,176 and $1,767,291, respectively, of Post-RIC Modernization short-term capital loss carryforwards.

During the year ended October 31, 2014, the Quality Bond Fund utilized $68,081 of Post-RIC Modernization long-term capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – Under provisions set forth by U.S. GAAP, the Adviser reviews each Fund’s tax positions for all open tax years. As of October 31, 2014, the Adviser had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax benefits relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Management Fee Rates
Duration-Hedged Strategic Income Fund	0.1000% on first $500 million and;
0.0900% on next $500 million and;
0.0850% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0750% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0650% over $10 billion

Emerging Markets Local Debt Fund	1.0000% on first $250 million and;
0.9500% on next $250 million and;
0.9000% on next $4.5 billion and;
0.8975% on next $5 billion and;
0.8950% over $10 billion

Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

259

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Management Fee Rates
Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

High Yield Fund	0.6500% on first $500 million and;
0.6000% on next $500 million and;
0.5950% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Inflation Plus Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Quality Bond Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Short Duration Fund	0.4500% on first $500 million and;
0.4000% on next $500 million and;
0.3950% on next $1.5 billion and;
0.3900% on next $2.5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond Fund	0.4300% on first $500 million and;
0.3800% on next $500 million and;
0.3700% on next $4 billion and;
0.3600% on next $5 billion and;
0.3500% over $10 billion

Unconstrained Bond Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

260

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Management Fee Rates
World Bond Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $4.5 billion and;
0.5750% on next $5 billion and;
0.5725% on over $10 billion

Prior to November 7, 2014 the management fee paid by the Total Return Bond Fund was as follows:

Annual Fee
0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

HFMC contractually agreed to waive investment management fees in Total Return Bond Fund of 0.12% of average daily net assets until February 29, 2016. These amounts are deducted from expenses and are reported as expense waivers on the accompanying Statements of Operations, as applicable.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Accounting Services Fee Rates
Duration-Hedged Strategic Income Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Emerging Markets Local Debt Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Floating Rate Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Floating Rate High Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

High Yield Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $5 billion

Inflation Plus Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Quality Bond Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Short Duration Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

261

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Accounting Services Fee Rates
Strategic Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Total Return Bond Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Unconstrained Bond Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

World Bond Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2015, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 29, 2016 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Duration-Hedged Strategic Income Fund	1.15%	NA	1.90%	0.90%	1.45%	1.15%	0.85%	NA	0.75%
Emerging Markets Local Debt Fund	1.35%	NA	2.10%	1.10%	1.65%	1.35%	1.05%	NA	1.00%
Floating Rate Fund	1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	NA	0.70%
Floating Rate High Income Fund	1.05%	NA	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.75%
High Yield Fund	1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.70%
Inflation Plus Fund	0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	NA	0.55%
Quality Bond Fund	0.95%	NA	1.70%	0.70%	1.25%	0.95%	0.65%	NA	0.60%
Short Duration Fund	0.85%	1.60%*	1.60%	0.60%	1.15%	0.85%	0.55%	NA	0.55%
Strategic Income Fund	0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%
Total Return Bond Fund	0.87%	1.62%	1.62%	0.62%	1.17%	0.87%	0.57%	0.52%	0.52%
Unconstrained Bond Fund	0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	NA	0.69%
World Bond Fund	1.05%	NA	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%	0.70%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

*	The reduction in amounts charged in connection with the Short Duration Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2011, in order to comply with applicable FINRA rules, caused the limit on net operating expenses attributable to the Short Duration Fund’s Class B shares to be, effectively, 0.85%.

Prior to March 1, 2015, HFMC contractually limited the total operating expenses of the Emerging Markets Local Debt Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Local Debt Fund	1.25%	NA	2.00%	1.00%	1.55%	1.25%	0.95%	NA	0.90%

262

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the period ended April 30, 2015, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Duration-Hedged Strategic Income Fund	0.54%	—	1.28%	0.24%	0.86%	0.56%	0.26%	—	0.16%
Emerging Markets Local Debt Fund	1.28%	—	2.02%	0.97%	1.58%	1.28%	0.98%	—	0.94%
Floating Rate Fund	0.98%	1.75%	1.72%	0.72%	1.25%	1.00%	0.70%	—	0.64%
Floating Rate High Income Fund	1.05%	—	1.80%	0.80%	1.35%	1.05%	0.75%	—	0.75%
High Yield Fund	1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	—	0.70%
Inflation Plus Fund	0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	—	0.53%
Quality Bond Fund	0.92%	—	1.66%	0.65%	1.25%	0.95%	0.65%	—	0.60%
Short Duration Fund	0.85%	0.85%	1.59%	0.53%	1.15%	0.85%	0.55%	—	0.49%
Strategic Income Fund	0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%
Total Return Bond Fund	0.86%	1.62%	1.58%	0.56%	1.16%	0.84%	0.54%	0.44%	0.44%
Unconstrained Bond Fund	0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	—	0.69%
World Bond Fund	1.05%	—	1.75%	0.77%	1.35%	1.05%	0.75%	0.64%	0.66%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2015, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Duration-Hedged Strategic Income Fund	$1,254	$620
Emerging Markets Local Debt Fund	4,532	—	*
Floating Rate Fund	297,510	123,525
Floating Rate High Income Fund	99,274	133,652
High Yield Fund	295,037	9,601
Inflation Plus Fund	96,113	12,719
Quality Bond Fund	12,288	—	*
Short Duration Fund	315,367	139,637
Strategic Income Fund	171,797	7,494
Total Return Bond Fund	1,512,163	7,133
Unconstrained Bond Fund	15,515	364
World Bond Fund	548,037	37,311

*	Total CDSC includes Underwriter adjustment credits which may cause negative dollar amounts.

Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of each Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for

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April 30, 2015 (Unaudited)

distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period April 30, 2015, a portion of each Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2015, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Duration-Hedged Strategic Income Fund	12%	—	21%	89%	100%	100%	100%	—	100%
Emerging Markets Local Debt Fund	—	—	—	—	100%	98%	100%	—	—
Floating Rate Fund	—	—	—	—	—	—	—	—	—
Floating Rate High Income Fund	—	—	—	—	85%	82%	87%	—	86%
High Yield Fund	—	—	—	—	—	—	—	—	—
Inflation Plus Fund	—	—	—	—	—	—	—	—	—
Quality Bond Fund	47%	—	67%	98%	100%	100%	100%	—	100%
Short Duration Fund	—	—	—	—	—	—	99%	—	—
Strategic Income Fund	—	—	—	—	—	65%	99%	100%	— %*
Total Return Bond Fund	—	—	—	—	—	—	—	100%	—
Unconstrained Bond Fund	—	—	—	—	74%	26%	100%	—	—
World Bond Fund	—	—	—	—	—	—	19%	100%	—

Percentage of Fund:

	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Duration-Hedged Strategic Income Fund	8%	—	3%	3%	3%	3%	3%	—	12%
Emerging Markets Local Debt Fund	—	—	—	—	1%	1%	1%	—	—
Floating Rate Fund	—	—	—	—	—	—	—	—	—
Floating Rate High Income Fund	—	—	—	—	1%	1%	1%	—	2%
High Yield Fund	—	—	—	—	—	—	—	—	—
Inflation Plus Fund	—	—	—	—	—	—	—	—	—
Quality Bond Fund	16%	—	5%	7%	7%	7%	7%	—	31%

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	Class A	Class B	Class C	Class I	Class R3		Class R4		Class R5		Class R6		Class Y
Short Duration Fund	—	—	—	—	—		—		—	%*	—		—
Strategic Income Fund	—	—	—	—	—		—	%*	—	%*	—	%*	—	%*
Total Return Bond Fund	—	—	—	—	—		—		—		—	%*	—
Unconstrained Bond Fund	—	—	—	—	—	%*	—	%*	—	%*	—		—
World Bond Fund	—	—	—	—	—		—		—	%*	—	%*	—

*	Percentage rounds to zero.

As of April 30, 2015, the Fund’s shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Class Y
Duration-Hedged Strategic Income Fund	—
Emerging Markets Local Debt Fund	—
Floating Rate Fund	—
Floating Rate High Income Fund	—
High Yield Fund	—
Inflation Plus Fund	15%
Quality Bond Fund	—
Short Duration Fund
Strategic Income Fund	12%
Total Retum Bond Fund	39%
Unconstrained Bond Fund	—
World Bond Fund	6%

9.	Affiliate Fund Transactions:

A summary of affiliate fund transactions for the Hartford Duration-Hedged Strategic Income Fund for the period ended April 30, 2015 follows:

Duration-Hedged Strategic Income Fund

Underlying Portfolio	Number of shares held at October 31, 2014	Shares purchased	Shares sold	Number of shares held at April 30, 2015
The Hartford Strategic Income Fund	1,292,914	817,049	450,570	1,659,393
Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of April 30, 2015
The Hartford Strategic Income Fund	$(123,473)	$305,165	$287,155	$14,818,380

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April 30, 2015 (Unaudited)

10.	Investment Transactions:

For the six-month period ended April 30, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Governments
Duration-Hedged Strategic Income Fund	$7,352,384	$3,992,230
Emerging Markets Local Debt Fund	$200,737,211	$199,896,548
Floating Rate Fund	$627,196,012	$1,718,272,913
Floating Rate High Income Fund	$119,322,803	$215,996,563
High Yield Fund	$64,546,748	$54,211,959
Inflation Plus Fund	$47,795,714	$44,869,255
Quality Bond Fund	$1,638,210	$1,730,494
Short Duration Fund	$99,876,212	$165,086,874
Strategic Income Fund	$156,397,298	$162,696,107
Total Return Bond Fund	$697,557,521	$334,577,733
Unconstrained Bond Fund	$39,676,553	$33,005,114
World Bond Fund	$2,333,492,492	$1,700,907,145

	Cost of Purchases U.S. Government Obligations	Sales Proceeds U.S. Governments
Duration-Hedged Strategic Income Fund	$—	$—
Emerging Markets Local Debt Fund	$—	$—
Floating Rate Fund	$—	$—
Floating Rate High Income Fund	$—	$—
High Yield Fund	$—	$—
Inflation Plus Fund	$1,142,550,500	$1,224,391,769
Quality Bond Fund	$30,011	$70,789
Short Duration Fund	$7,496,378	$2,695,930
Strategic Income Fund	$6,950,466	$6,979,593
Total Return Bond Fund	$427,635,728	$436,334,212
Unconstrained Bond Fund	$15,679,099	$19,940,822
World Bond Fund	$306,382,167	$279,349,846

	Total Cost of Purchases	Total Sales Proceeds
Duration-Hedged Strategic Income Fund	$7,352,384	$3,992,230
Emerging Markets Local Debt Fund	$200,737,211	$199,896,548
Floating Rate Fund	$627,196,012	$1,718,272,913
Floating Rate High Income Fund	$119,322,803	$215,996,563
High Yield Fund	$64,546,748	$54,211,959
Inflation Plus Fund	$1,190,346,214	$1,269,261,024
Quality Bond Fund	$1,688,221	$1,801,284
Short Duration Fund	$107,372,590	$167,782,804
Strategic Income Fund	$163,347,764	$169,675,700
Total Return Bond Fund	$1,125,193,249	$770,911,945
Unconstrained Bond Fund	$55,355,652	$52,945,936
World Bond Fund	$2,639,874,658	$1,980,256,991

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

11.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2015, and the year ended October 31, 2014:

Duration-Hedged Strategic Income Fund

	For the Six-Month Period Ended April 30, 2015		For the Period November 29, 2013(1) through October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	680,250	$6,489,562	930,063	$9,367,238
Shares Issued for Reinvested Dividends	23,240	219,941	15,629	157,418
Shares Redeemed	(375,589)	(3,590,862)	(211,706)	(2,103,695)

Net Increase (Decrease)	327,901	3,118,641	733,986	7,420,961

Class C
Shares Sold	60,698	$583,227	184,040	$1,856,380
Shares Issued for Reinvested Dividends	5,524	52,257	2,452	24,673
Shares Redeemed	(45,778)	(434,858)	(2,277)	(22,569)

Net Increase (Decrease)	20,444	200,626	184,215	1,858,484

Class I
Shares Sold	2,766	$25,802	47,880	$480,545
Shares Issued for Reinvested Dividends	1,530	14,479	1,457	14,703
Shares Redeemed	(2,605)	(24,396)	(3,060)	(31,023)

Net Increase (Decrease)	1,691	15,885	46,277	464,225

Class R3
Shares Sold	—	$—	40,001	$400,195
Shares Issued for Reinvested Dividends	1,240	11,723	1,143	11,539

Net Increase (Decrease)	1,240	11,723	41,144	411,734

Class R4
Shares Sold	—	$—	40,001	$400,175
Shares Issued for Reinvested Dividends	1,307	12,353	1,254	12,657

Net Increase (Decrease)	1,307	12,353	41,255	412,832

Class R5
Shares Sold	—	$—	40,001	$400,159
Shares Issued for Reinvested Dividends	1,374	12,988	1,365	13,779

Net Increase (Decrease)	1,374	12,988	41,366	413,938

Class Y
Shares Sold	—	$—	180,001	$1,800,662
Shares Issued for Reinvested Dividends	6,283	59,402	6,311	63,691

Net Increase (Decrease)	6,283	59,402	186,312	1,864,353

Total Net Increase (Decrease)	360,240	$3,431,618	1,274,555	$12,846,527

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Emerging Markets Local Debt Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	74,665	$634,032	793,949	$7,406,944
Shares Issued for Reinvested Dividends	23,264	192,974	77,155	714,064
Shares Redeemed	(280,694)	(2,361,891)	(2,387,126)	(22,199,325)

Net Increase (Decrease)	(182,765)	(1,534,885)	(1,516,022)	(14,078,317)

Class C
Shares Sold	21,244	$172,870	132,750	$1,231,554
Shares Issued for Reinvested Dividends	4,154	34,415	11,428	105,293
Shares Redeemed	(148,140)	(1,245,432)	(448,200)	(4,045,539)

Net Increase (Decrease)	(122,742)	(1,038,147)	(304,022)	(2,708,692)

Class I
Shares Sold	364,684	$3,127,475	5,522,662	$51,532,887
Shares Issued for Reinvested Dividends	27,612	228,450	64,990	599,635
Shares Redeemed	(4,134,279)	(34,544,518)	(4,226,412)	(38,851,759)

Net Increase (Decrease)	(3,741,983)	(31,188,593)	1,361,240	13,280,763

Class R3
Shares Sold	90	$748	441	$4,224
Shares Issued for Reinvested Dividends	5,278	43,645	9,203	85,036
Shares Redeemed	(1)	(10)	(3,304)	(30,573)

Net Increase (Decrease)	5,367	44,383	6,340	58,687

Class R4
Shares Sold	136	$1,119	315	$3,239
Shares Issued for Reinvested Dividends	5,715	47,271	10,052	92,880
Shares Redeemed	—	—	(4,552)	(40,354)

Net Increase (Decrease)	5,851	48,390	5,815	55,765

Class R5
Shares Sold	—	$—	5	$50
Shares Issued for Reinvested Dividends	6,073	50,249	10,664	98,539
Shares Redeemed	—	—	(8)	(77)

Net Increase (Decrease)	6,073	50,249	10,661	98,512

Class Y
Shares Sold	17,007,798	$142,076,835	24,025,363	$221,416,456
Shares Issued for Reinvested Dividends	873,616	7,192,718	1,172,165	10,795,251
Shares Redeemed	(14,103,519)	(116,084,633)	(15,372,218)	(140,539,057)

Net Increase (Decrease)	3,777,895	33,184,920	9,825,310	91,672,650

Total Net Increase (Decrease)	(252,304)	$(433,683)	9,389,322	$88,379,368

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Floating Rate Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	14,019,734	$122,375,141	39,175,199	$353,157,313
Shares Issued for Reinvested Dividends	3,046,894	26,614,271	7,257,081	65,343,126
Shares Redeemed	(37,788,926)	(329,373,260)	(111,190,391)	(1,000,972,732)
Shares converted (from) Class B into Class A	63,795	556,831	133,566	1,202,621

Net Increase (Decrease)	(20,658,503)	(179,827,017)	(64,624,545)	(581,269,672)

Class B
Shares Sold	17,617	$153,508	152,989	$1,377,961
Shares Issued for Reinvested Dividends	27,383	238,668	70,412	632,821
Shares Redeemed	(600,649)	(5,234,177)	(1,316,346)	(11,834,637)
Shares converted (from) Class B into Class A	(63,888)	(556,831)	(133,566)	(1,202,621)

Net Increase (Decrease)	(619,537)	(5,398,832)	(1,226,511)	(11,026,476)

Class C
Shares Sold	4,739,612	$41,359,233	24,369,963	$219,463,259
Shares Issued for Reinvested Dividends	3,074,636	26,816,175	5,982,278	53,765,947
Shares Redeemed	(33,753,441)	(293,992,441)	(59,895,466)	(538,349,512)

Net Increase (Decrease)	(25,939,193)	(225,817,033)	(29,543,225)	(265,120,306)

Class I
Shares Sold	34,605,882	$302,396,950	111,759,173	$1,008,016,259
Shares Issued for Reinvested Dividends	4,295,749	37,570,989	8,350,301	75,228,967
Shares Redeemed	(83,023,066)	(724,441,425)	(165,671,212)	(1,493,300,270)

Net Increase (Decrease)	(44,121,435)	(384,473,486)	(45,561,738)	(410,055,044)

Class R3
Shares Sold	680,490	$5,944,780	701,185	$6,318,463
Shares Issued for Reinvested Dividends	35,698	312,427	64,365	580,351
Shares Redeemed	(1,040,784)	(9,117,549)	(775,086)	(6,986,861)

Net Increase (Decrease)	(324,596)	(2,860,342)	(9,536)	(88,047)

Class R4
Shares Sold	114,970	$1,003,710	348,225	$3,136,991
Shares Issued for Reinvested Dividends	15,090	131,608	30,219	271,729
Shares Redeemed	(284,103)	(2,473,865)	(534,982)	(4,814,452)

Net Increase (Decrease)	(154,043)	(1,338,547)	(156,538)	(1,405,732)

Class R5
Shares Sold	64,681	$565,359	135,154	$1,219,568
Shares Issued for Reinvested Dividends	7,098	61,982	13,743	123,594
Shares Redeemed	(111,442)	(977,145)	(163,393)	(1,473,168)

Net Increase (Decrease)	(39,663)	(349,804)	(14,496)	(130,006)

Class Y
Shares Sold	17,132,573	$149,309,866	52,928,428	$477,781,460
Shares Issued for Reinvested Dividends	798,432	6,965,614	1,029,006	9,229,509
Shares Redeemed	(15,947,068)	(138,660,589)	(16,098,789)	(143,866,873)

Net Increase (Decrease)	1,983,937	17,614,891	37,858,645	343,144,096

Total Net Increase (Decrease)	(89,873,033)	$(782,450,170)	(103,277,944)	$(925,951,187)

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Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Floating Rate High Income Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,222,376	$32,566,041	15,342,091	$164,415,228
Shares Issued for Reinvested Dividends	685,327	6,916,561	835,059	8,949,757
Shares Redeemed	(6,543,216)	(66,193,235)	(13,334,293)	(142,946,336)

Net Increase (Decrease)	(2,635,513)	(26,710,633)	2,842,857	30,418,649

Class C
Shares Sold	1,297,025	$13,135,314	6,367,547	$68,330,341
Shares Issued for Reinvested Dividends	400,146	4,035,979	380,825	4,079,797
Shares Redeemed	(2,327,635)	(23,518,882)	(3,854,535)	(41,360,181)

Net Increase (Decrease)	(630,464)	(6,347,589)	2,893,837	31,049,957

Class I
Shares Sold	6,560,350	$66,833,088	24,434,947	$262,320,746
Shares Issued for Reinvested Dividends	778,049	7,861,705	733,766	7,865,405
Shares Redeemed	(9,576,632)	(97,022,850)	(16,671,740)	(178,598,340)

Net Increase (Decrease)	(2,238,233)	(22,328,057)	8,496,973	91,587,811

Class R3
Shares Sold	10,836	$109,160	26,279	$279,943
Shares Issued for Reinvested Dividends	9,908	99,775	10,180	108,847
Shares Redeemed	(6,846)	(70,084)	(1,832)	(19,722)

Net Increase (Decrease)	13,898	138,851	34,627	369,068

Class R4
Shares Sold	2,149	$21,707	125,435	$1,338,720
Shares Issued for Reinvested Dividends	11,009	110,876	13,238	141,615
Shares Redeemed	(668)	(6,757)	(99,454)	(1,068,376)

Net Increase (Decrease)	12,490	125,826	39,219	411,959

Class R5
Shares Sold	36,548	$364,525	71,347	$763,175
Shares Issued for Reinvested Dividends	10,670	107,445	11,478	122,724
Shares Redeemed	(1)	(9)	(71,052)	(762,389)

Net Increase (Decrease)	47,217	471,961	11,773	123,510

Class Y
Shares Sold	923	$9,190	371,683	$4,000,192
Shares Issued for Reinvested Dividends	53,820	541,769	56,268	601,680
Shares Redeemed	(50,845)	(510,008)	(187,892)	(2,025,120)

Net Increase (Decrease)	3,898	40,951	240,059	2,576,752

Total Net Increase (Decrease)	(5,426,707)	$(54,608,690)	14,559,345	$156,537,706

270

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

High Yield Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,660,286	$49,841,270	8,654,465	$66,988,240
Shares Issued for Reinvested Dividends	768,993	5,790,430	1,807,667	13,984,896
Shares Redeemed	(5,320,640)	(39,955,432)	(14,956,648)	(115,453,402)
Shares converted (from) Class B into Class A	43,237	324,534	82,540	636,150

Net Increase (Decrease)	2,151,876	16,000,802	(4,411,976)	(33,844,116)

Class B
Shares Sold	4,653	$34,850	62,608	$479,944
Shares Issued for Reinvested Dividends	12,163	90,995	36,332	279,396
Shares Redeemed	(123,023)	(919,180)	(354,416)	(2,724,759)
Shares converted (from) Class B into Class A	(43,469)	(324,534)	(82,540)	(636,150)

Net Increase (Decrease)	(149,676)	(1,117,869)	(338,016)	(2,601,569)

Class C
Shares Sold	2,012,266	$15,102,162	4,681,485	$36,062,334
Shares Issued for Reinvested Dividends	201,195	1,508,542	487,305	3,755,246
Shares Redeemed	(3,554,335)	(26,492,327)	(6,482,336)	(49,757,581)

Net Increase (Decrease)	(1,340,874)	(9,881,623)	(1,313,546)	(9,940,001)

Class I
Shares Sold	2,704,140	$20,457,449	9,789,762	$75,850,299
Shares Issued for Reinvested Dividends	122,700	928,206	311,558	2,417,468
Shares Redeemed	(3,349,518)	(25,197,989)	(12,501,167)	(96,623,049)

Net Increase (Decrease)	(522,678)	(3,812,334)	(2,399,847)	(18,355,282)

Class R3
Shares Sold	28,010	$210,494	125,055	$967,100
Shares Issued for Reinvested Dividends	6,641	49,970	15,944	123,292
Shares Redeemed	(66,332)	(499,597)	(192,284)	(1,493,478)

Net Increase (Decrease)	(31,681)	(239,133)	(51,285)	(403,086)

Class R4
Shares Sold	37,601	$281,886	94,463	$735,295
Shares Issued for Reinvested Dividends	3,742	28,184	6,802	52,567
Shares Redeemed	(29,106)	(218,542)	(96,092)	(744,908)

Net Increase (Decrease)	12,237	91,528	5,173	42,954

Class R5
Shares Sold	6,715	$50,534	18,888	$146,800
Shares Issued for Reinvested Dividends	1,584	11,910	3,550	27,421
Shares Redeemed	(10,726)	(80,025)	(34,028)	(261,835)

Net Increase (Decrease)	(2,427)	(17,581)	(11,590)	(87,614)

Class Y
Shares Sold	1,239,146	$9,224,075	79,052	$610,527
Shares Issued for Reinvested Dividends	26,842	202,702	59,376	458,583
Shares Redeemed	(1,240,933)	(9,212,927)	(165,809)	(1,278,075)

Net Increase (Decrease)	25,055	213,850	(27,381)	(208,965)

Total Net Increase (Decrease)	141,832	$1,237,640	(8,548,468)	$(65,397,679)

271

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Inflation Plus Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	926,709	$9,959,207	3,477,158	$37,811,305
Shares Issued for Reinvested Dividends	15,924	169,456	1,773,328	19,023,214
Shares Redeemed	(4,943,320)	(53,077,016)	(18,673,421)	(203,249,630)
Shares converted (from) Class B into Class A	35,976	387,005	65,271	710,366

Net Increase (Decrease)	(3,964,711)	(42,561,348)	(13,357,664)	(145,704,745)

Class B
Shares Sold	172	$1,795	24,038	$253,012
Shares Issued for Reinvested Dividends	286	2,950	89,176	931,354
Shares Redeemed	(285,849)	(2,977,260)	(1,035,679)	(10,939,367)
Shares converted (from) Class B into Class A	(37,156)	(387,005)	(65,271)	(710,366)

Net Increase (Decrease)	(322,547)	(3,359,520)	(987,736)	(10,465,367)

Class C
Shares Sold	233,632	$2,431,185	778,662	$8,220,967
Shares Issued for Reinvested Dividends	4,084	42,108	1,176,806	12,280,556
Shares Redeemed	(3,512,845)	(36,520,862)	(12,990,758)	(137,506,965)

Net Increase (Decrease)	(3,275,129)	(34,047,569)	(11,035,290)	(117,005,442)

Class I
Shares Sold	895,305	$9,769,322	3,632,464	$40,082,079
Shares Issued for Reinvested Dividends	4,537	48,958	323,735	3,515,603
Shares Redeemed	(2,592,820)	(28,224,194)	(6,487,182)	(71,489,784)

Net Increase (Decrease)	(1,692,978)	(18,405,914)	(2,530,983)	(27,892,102)

Class R3
Shares Sold	494,185	$5,230,655	1,108,017	$11,857,427
Shares Issued for Reinvested Dividends	2,455	25,803	274,535	2,914,488
Shares Redeemed	(630,711)	(6,687,142)	(1,399,555)	(15,065,387)

Net Increase (Decrease)	(134,071)	(1,430,684)	(17,003)	(293,472)

Class R4
Shares Sold	276,210	$2,966,625	707,807	$7,684,860
Shares Issued for Reinvested Dividends	888	9,447	85,801	920,465
Shares Redeemed	(420,279)	(4,513,802)	(1,308,226)	(14,275,310)

Net Increase (Decrease)	(143,181)	(1,537,730)	(514,618)	(5,669,985)

Class R5
Shares Sold	112,328	$1,217,877	214,454	$2,364,994
Shares Issued for Reinvested Dividends	281	3,027	23,843	258,338
Shares Redeemed	(161,644)	(1,757,574)	(313,610)	(3,461,216)

Net Increase (Decrease)	(49,035)	(536,670)	(75,313)	(837,884)

Class Y
Shares Sold	1,423,612	$15,498,915	4,656,323	$51,325,873
Shares Issued for Reinvested Dividends	14,463	156,200	1,086,487	11,804,309
Shares Redeemed	(2,588,327)	(28,224,852)	(9,662,773)	(106,644,127)

Net Increase (Decrease)	(1,150,252)	(12,569,737)	(3,919,963)	(43,513,945)

Total Net Increase (Decrease)	(10,731,904)	$(114,449,172)	(32,438,570)	$(351,382,942)

272

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Quality Bond Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	185,950	$1,899,329	401,311	$4,029,285
Shares Issued for Reinvested Dividends	14,970	151,940	4,828	48,185
Shares Redeemed	(60,964)	(621,955)	(263,208)	(2,607,868)

Net Increase (Decrease)	139,956	1,429,314	142,931	1,469,602

Class C
Shares Sold	56,276	$572,689	14,623	$147,220
Shares Issued for Reinvested Dividends	3,195	32,271	154	1,491
Shares Redeemed	(16,879)	(172,014)	(58,090)	(570,911)

Net Increase (Decrease)	42,592	432,946	(43,313)	(422,200)

Class I
Shares Sold	535	$5,500	2,749	$27,216
Shares Issued for Reinvested Dividends	3,777	38,392	1,929	19,288
Shares Redeemed	—	—	(4,243)	(42,494)

Net Increase (Decrease)	4,312	43,892	435	4,010

Class R3
Shares Issued for Reinvested Dividends	3,186	$32,258	760	$7,546

Net Increase (Decrease)	3,186	32,258	760	7,546

Class R4
Shares Issued for Reinvested Dividends	3,428	$34,776	1,277	$12,729

Net Increase (Decrease)	3,428	34,776	1,277	12,729

Class R5
Shares Issued for Reinvested Dividends	3,673	$37,328	1,796	$17,942

Net Increase (Decrease)	3,673	37,328	1,796	17,942

Class Y
Shares Issued for Reinvested Dividends	16,706	$169,931	8,476	$84,741

Net Increase (Decrease)	16,706	169,931	8,476	84,741

Total Net Increase (Decrease)	213,853	$2,180,445	112,362	$1,174,370

Short Duration Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	8,954,335	$88,423,997	22,268,097	$221,631,264
Shares Issued for Reinvested Dividends	450,789	4,450,179	820,928	8,166,312
Shares Redeemed	(10,408,117)	(102,809,114)	(21,019,254)	(209,204,779)
Shares converted (from) Class B into Class A	67,671	667,556	85,638	852,199

Net Increase (Decrease)	(935,322)	(9,267,382)	2,155,409	21,444,996

273

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class B
Shares Sold	34,627	$343,540	177,308	$1,773,296
Shares Issued for Reinvested Dividends	5,845	58,009	15,218	152,065
Shares Redeemed	(130,603)	(1,296,097)	(409,954)	(4,096,246)
Shares converted (from) Class B into Class A	(67,321)	(667,556)	(85,638)	(852,199)

Net Increase (Decrease)	(157,452)	(1,562,104)	(303,066)	(3,023,084)

Class C
Shares Sold	2,213,582	$21,841,986	7,164,356	$71,245,494
Shares Issued for Reinvested Dividends	79,288	782,047	142,526	1,416,809
Shares Redeemed	(3,711,222)	(36,652,383)	(7,758,468)	(77,176,484)

Net Increase (Decrease)	(1,418,352)	(14,028,350)	(451,586)	(4,514,181)

Class I
Shares Sold	3,625,939	$35,886,465	20,451,052	$204,003,912
Shares Issued for Reinvested Dividends	119,398	1,181,221	187,086	1,864,534
Shares Redeemed	(8,121,747)	(80,445,725)	(10,248,684)	(102,151,389)

Net Increase (Decrease)	(4,376,410)	(43,378,039)	10,389,454	103,717,057

Class R3
Shares Sold	10,961	$107,930	48,669	$483,910
Shares Issued for Reinvested Dividends	677	6,671	1,022	10,137
Shares Redeemed	(7,171)	(70,545)	(13,687)	(135,937)

Net Increase (Decrease)	4,467	44,056	36,004	358,110

Class R4
Shares Sold	4,117	$40,411	37,401	$371,267
Shares Issued for Reinvested Dividends	888	8,750	1,574	15,634
Shares Redeemed	(5,797)	(57,313)	(31,305)	(310,990)

Net Increase (Decrease)	(792)	(8,152)	7,670	75,911

Class R5
Shares Sold	23	$229	38	$373
Shares Issued for Reinvested Dividends	135	1,323	248	2,459
Shares Redeemed	—	(3)	(432)	(4,284)

Net Increase (Decrease)	158	1,549	(146)	(1,452)

Class Y
Shares Sold	350,817	$3,466,583	679,565	$6,748,038
Shares Issued for Reinvested Dividends	8,387	82,580	10,749	106,668
Shares Redeemed	(200,638)	(1,974,151)	(472,347)	(4,689,145)

Net Increase (Decrease)	158,566	1,575,012	217,967	2,165,561

Total Net Increase (Decrease)	(6,725,137)	$(66,623,410)	12,051,706	$120,222,918

274

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Strategic Income Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,681,025	$15,059,075	3,336,216	$31,115,934
Shares Issued for Reinvested Dividends	645,010	5,750,601	609,074	5,658,407
Shares Redeemed	(2,627,426)	(23,578,712)	(5,931,178)	(55,070,313)
Shares converted (from) Class B into Class A	6,612	58,813	17,808	165,679

Net Increase (Decrease)	(294,779)	(2,710,223)	(1,968,080)	(18,130,293)

Class B
Shares Sold	9,645	$87,506	24,471	$226,755
Shares Issued for Reinvested Dividends	24,078	214,390	24,307	225,619
Shares Redeemed	(109,849)	(986,055)	(348,946)	(3,239,429)
Shares converted (from) Class B into Class A	(6,613)	(58,813)	(17,808)	(165,679)

Net Increase (Decrease)	(82,739)	(742,972)	(317,976)	(2,952,734)

Class C
Shares Sold	723,059	$6,501,855	1,126,154	$10,529,804
Shares Issued for Reinvested Dividends	428,766	3,826,614	367,982	3,425,116
Shares Redeemed	(1,505,887)	(13,511,595)	(3,727,842)	(34,592,794)

Net Increase (Decrease)	(354,062)	(3,183,126)	(2,233,706)	(20,637,874)

Class I
Shares Sold	688,934	$6,308,278	2,636,646	$24,784,939
Shares Issued for Reinvested Dividends	192,861	1,725,663	148,798	1,386,202
Shares Redeemed	(2,019,241)	(18,075,964)	(3,069,869)	(28,687,911)

Net Increase (Decrease)	(1,137,446)	(10,042,023)	(284,425)	(2,516,770)

Class R3
Shares Sold	12,071	$106,992	9,626	$88,636
Shares Issued for Reinvested Dividends	1,037	9,217	850	7,890
Shares Redeemed	(135)	(1,192)	(13,818)	(126,246)

Net Increase (Decrease)	12,973	115,017	(3,342)	(29,720)

Class R4
Shares Sold	739	$6,611	1,669	$15,737
Shares Issued for Reinvested Dividends	626	5,574	553	5,129
Shares Redeemed	(327)	(2,901)	(3,650)	(33,335)

Net Increase (Decrease)	1,038	9,284	(1,428)	(12,469)

Class R5
Shares Sold	92	$820	—	$—
Shares Issued for Reinvested Dividends	585	5,216	539	5,006

Net Increase (Decrease)	677	6,036	539	5,006

Class R6(2)
Shares Sold	1,079	$10,000	—	$—
Shares Issued for Reinvested Dividends	49	438	—	—

Net Increase (Decrease)	1,128	10,438	—	—

275

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	2,107,545	$18,986,347	7,243,557	$66,921,396
Shares Issued for Reinvested Dividends	573,502	5,108,949	825,833	7,645,374
Shares Redeemed	(1,519,233)	(13,572,225)	(19,187,177)	(180,142,573)

Net Increase (Decrease)	1,161,814	10,523,071	(11,117,787)	(105,575,803)

Total Net Increase (Decrease)	(691,396)	$(6,014,498)	(15,926,205)	$(149,850,657)

Total Return Bond Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	7,825,911	$82,814,071	10,588,159	$112,450,810
Shares Issued for Reinvested Dividends	1,773,487	18,678,768	1,188,270	12,624,684
Shares Redeemed	(4,661,707)	(49,358,801)	(11,729,306)	(124,054,875)
Shares converted (from) Class B into Class A	104,555	1,105,832	194,165	2,059,802

Net Increase (Decrease)	5,042,246	53,239,870	241,288	3,080,421

Class B
Shares Sold	28,365	$296,597	70,215	$741,591
Shares Issued for Reinvested Dividends	45,997	480,026	34,131	359,517
Shares Redeemed	(422,473)	(4,433,803)	(1,097,627)	(11,535,751)
Shares converted (from) Class B into Class A	(105,364)	(1,105,832)	(194,165)	(2,059,802)

Net Increase (Decrease)	(453,475)	(4,763,012)	(1,187,446)	(12,494,445)

Class C
Shares Sold	740,526	$7,844,340	902,069	$9,618,017
Shares Issued for Reinvested Dividends	170,964	1,801,340	92,181	980,761
Shares Redeemed	(755,581)	(8,009,074)	(1,854,397)	(19,633,651)

Net Increase (Decrease)	155,909	1,636,606	(860,147)	(9,034,873)

Class I
Shares Sold	1,048,565	$11,112,688	802,313	$8,577,487
Shares Issued for Reinvested Dividends	42,594	449,205	14,278	151,921
Shares Redeemed	(217,112)	(2,292,587)	(367,274)	(3,887,369)

Net Increase (Decrease)	874,047	9,269,306	449,317	4,842,039

Class R3
Shares Sold	73,706	$792,098	144,808	$1,560,826
Shares Issued for Reinvested Dividends	18,076	193,807	11,914	128,796
Shares Redeemed	(113,531)	(1,224,869)	(244,763)	(2,635,211)

Net Increase (Decrease)	(21,749)	(238,964)	(88,041)	(945,589)

Class R4
Shares Sold	71,806	$772,675	374,166	$4,052,754
Shares Issued for Reinvested Dividends	46,153	494,094	30,978	334,462
Shares Redeemed	(152,560)	(1,637,821)	(381,104)	(4,116,861)

Net Increase (Decrease)	(34,601)	(371,052)	24,040	270,355

276

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	59,632	$636,853	46,600	$504,415
Shares Issued for Reinvested Dividends	3,281	35,145	1,687	18,230
Shares Redeemed	(14,305)	(153,582)	(20,879)	(223,557)

Net Increase (Decrease)	48,608	518,416	27,408	299,088

Class R6(2)
Shares Sold	920	$10,000	—	$—
Shares Issued for Reinvested Dividends	30	322	—	—

Net Increase (Decrease)	950	10,322	—	—

Class Y
Shares Sold	16,000,122	$171,553,076	27,295,178	$294,471,269
Shares Issued for Reinvested Dividends	3,106,918	33,244,628	2,212,526	23,873,455
Shares Redeemed	(7,050,886)	(75,866,563)	(20,356,622)	(219,785,387)

Net Increase (Decrease)	12,056,154	128,931,141	9,151,082	98,559,337

Total Net Increase (Decrease)	17,668,089	$188,232,633	7,757,501	$84,576,332

Unconstrained Bond Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	199,508	$1,993,094	580,866	$5,873,814
Shares Issued for Reinvested Dividends	80,135	799,973	225,157	2,274,511
Shares Redeemed	(788,154)	(7,873,258)	(2,302,398)	(23,265,162)
Shares converted (from) Class B into Class A	5,257	52,406	17,750	179,590

Net Increase (Decrease)	(503,254)	(5,027,785)	(1,478,625)	(14,937,247)

Class B
Shares Sold	6,167	$61,619	4,748	$47,941
Shares Issued for Reinvested Dividends	1,450	14,471	5,360	54,107
Shares Redeemed	(52,220)	(521,158)	(117,583)	(1,186,568)
Shares converted (from) Class B into Class A	(5,258)	(52,406)	(17,750)	(179,590)

Net Increase (Decrease)	(49,861)	(497,474)	(125,225)	(1,264,110)

Class C
Shares Sold	137,152	$1,374,030	231,104	$2,339,739
Shares Issued for Reinvested Dividends	12,606	126,132	34,937	353,640
Shares Redeemed	(170,894)	(1,709,967)	(547,933)	(5,551,737)

Net Increase (Decrease)	(21,136)	(209,805)	(281,892)	(2,858,358)

Class I
Shares Sold	119,987	$1,199,948	465,398	$4,712,466
Shares Issued for Reinvested Dividends	7,407	73,994	7,144	72,179
Shares Redeemed	(92,814)	(926,451)	(104,319)	(1,053,396)

Net Increase (Decrease)	34,580	347,491	368,223	3,731,249

277

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	167	$1,666	1,637	$16,505
Shares Issued for Reinvested Dividends	121	1,203	385	3,881
Shares Redeemed	(4,319)	(43,248)	(613)	(6,159)

Net Increase (Decrease)	(4,031)	(40,379)	1,409	14,227

Class R4
Shares Sold	36,786	$368,983	2,860	$28,858
Shares Issued for Reinvested Dividends	180	1,792	408	4,120
Shares Redeemed	(9,112)	(90,729)	(200)	(2,019)

Net Increase (Decrease)	27,854	280,046	3,068	30,959

Class R5
Shares Issued for Reinvested Dividends	158	$1,568	491	$4,959
Shares Redeemed	—	—	(4,001)	(40,133)

Net Increase (Decrease)	158	1,568	(3,510)	(35,174)

Class Y
Shares Sold	308,461	$3,075,068	665,836	$6,711,334
Shares Issued for Reinvested Dividends	28,160	280,251	63,292	637,685
Shares Redeemed	(162,508)	(1,619,461)	(570,993)	(5,749,652)

Net Increase (Decrease)	174,113	1,735,858	158,135	1,599,367

Total Net Increase (Decrease)	(341,577)	$(3,410,480)	(1,358,417)	$(13,719,087)

World Bond Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	20,955,026	$221,503,805	30,987,070	$332,146,363
Shares Issued for Reinvested Dividends	1,227,750	12,867,455	629,734	6,717,042
Shares Redeemed	(9,602,044)	(101,395,621)	(37,662,276)	(404,597,720)

Net Increase (Decrease)	12,580,732	132,975,639	(6,045,472)	(65,734,315)

Class C
Shares Sold	2,983,363	$31,541,980	5,908,397	$63,245,290
Shares Issued for Reinvested Dividends	402,123	4,206,597	107,015	1,135,215
Shares Redeemed	(2,479,170)	(26,221,753)	(6,097,246)	(65,152,666)

Net Increase (Decrease)	906,316	9,526,824	(81,834)	(772,161)

Class I
Shares Sold	59,829,793	$633,506,701	145,529,951	$1,563,851,299
Shares Issued for Reinvested Dividends	4,679,307	49,098,357	1,341,122	14,350,910
Shares Redeemed	(36,026,319)	(381,160,899)	(48,059,323)	(515,018,620)

Net Increase (Decrease)	28,482,781	301,444,159	98,811,750	1,063,183,589

278

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	27,620	$292,398	45,580	$487,774
Shares Issued for Reinvested Dividends	2,140	22,435	647	6,897
Shares Redeemed	(13,467)	(142,228)	(24,539)	(262,306)

Net Increase (Decrease)	16,293	172,605	21,688	232,365

Class R4
Shares Sold	332,821	$3,521,976	18,832	$201,593
Shares Issued for Reinvested Dividends	1,064	11,161	223	2,371
Shares Redeemed	(5,292)	(56,680)	(43,406)	(466,022)

Net Increase (Decrease)	328,593	3,476,457	(24,351)	(262,058)

Class R5
Shares Sold	7,298	$76,944	16,823	$180,434
Shares Issued for Reinvested Dividends	719	7,537	436	4,642
Shares Redeemed	(529)	(5,554)	(31,275)	(333,677)

Net Increase (Decrease)	7,488	78,927	(14,016)	(148,601)

Class R6(2)
Shares Sold	929	$10,000	—	$—
Shares Issued for Reinvested Dividends	30	323	—	—

Net Increase (Decrease)	959	10,323	—	—

Class Y
Shares Sold	10,524,012	$111,798,362	27,680,289	$297,293,621
Shares Issued for Reinvested Dividends	1,650,443	17,320,100	671,947	7,190,692
Shares Redeemed	(6,017,571)	(63,833,161)	(12,368,316)	(132,793,824)

Net Increase (Decrease)	6,156,884	65,285,301	15,983,920	171,690,489

Total Net Increase (Decrease)	48,480,046	$512,970,235	108,651,685	$1,168,189,308

(1)	Commencement of operations.
(2)	Commenced operations on November 7, 2014.

12.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2015, none of the Funds had borrowings under this facility.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on

279

Hartford Funds – Taxable Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. Discovery is ongoing. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

In July 2007, the Floating Rate Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July of 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Floating Rate Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders and the Floating Rate Fund and quashed the bankruptcy court opinion. The Committee appealed to the Eleventh Circuit. The Eleventh Circuit reinstated the bankruptcy court opinion, but remanded back to the District Court on the question of remedies. The District Court has not yet issued a decision. If found liable, the Floating Rate Fund would be required to return approximately $3-3.5 million to the bankruptcy estate. Management of the Floating Rate Fund believes resolution of this matter will not have a material impact on the Floating Rate Fund’s financial statements.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation law and the federal securities laws. In addition, the Company may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Funds’ results of operations or financial position, but may impact the Funds’ disclosures.

280

Hartford Funds – Taxable Fixed Income Funds

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Duration-Hedged Strategic Income Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$9.90	$0.17	$(0.33)	$(0.16)	$(0.30)	$—	$—	$(0.30)	$9.44	(1.62	)%(6)	$10,022	1.38	%(7)	0.54	%(7)	3.54	%(7)	31%
C	9.90	0.16	(0.37)	(0.21)	(0.26)	—	—	(0.26)	9.43	(2.07	)(6)	1,930	2.16	(7)	1.28	(7)	3.30	(7)	31
I	9.90	0.20	(0.35)	(0.15)	(0.31)	—	—	(0.31)	9.44	(1.46	)(6)	453	1.08	(7)	0.24	(7)	4.18	(7)	31
R3	9.90	0.17	(0.36)	(0.19)	(0.28)	—	—	(0.28)	9.43	(1.88	)(6)	400	1.77	(7)	0.86	(7)	3.58	(7)	31
R4	9.90	0.18	(0.35)	(0.17)	(0.30)	—	—	(0.30)	9.43	(1.73	)(6)	401	1.47	(7)	0.56	(7)	3.88	(7)	31
R5	9.90	0.20	(0.36)	(0.16)	(0.31)	—	—	(0.31)	9.43	(1.58	)(6)	403	1.17	(7)	0.26	(7)	4.18	(7)	31
Y	9.90	0.20	(0.35)	(0.15)	(0.32)	—	—	(0.32)	9.43	(1.53	)(6)	1,817	1.07	(7)	0.16	(7)	4.27	(7)	31

For the Year Ended October 31, 2014
A(8)	$10.00	$0.34	$(0.12)	$0.22	$(0.32)	$—	$—	$(0.32)	$9.90	2.17	%(6)	$7,266	1.87	%(7)	0.41	%(7)	3.60	%(7)	27	%(6)
C(8)	10.00	0.29	(0.13)	0.16	(0.26)	—	—	(0.26)	9.90	1.60	(6)	1,824	2.55	(7)	1.09	(7)	3.02	(7)	27	(6)
I(8)	10.00	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	9.90	2.45	(6)	458	1.62	(7)	0.16	(7)	3.72	(7)	27	(6)
R3(8)	10.00	0.29	(0.10)	0.19	(0.29)	—	—	(0.29)	9.90	1.83	(6)	407	2.32	(7)	0.86	(7)	3.01	(7)	27	(6)
R4(8)	10.00	0.31	(0.10)	0.21	(0.31)	—	—	(0.31)	9.90	2.10	(6)	408	2.02	(7)	0.56	(7)	3.31	(7)	27	(6)
R5(8)	10.00	0.34	(0.10)	0.24	(0.34)	—	—	(0.34)	9.90	2.38	(6)	410	1.72	(7)	0.26	(7)	3.60	(7)	27	(6)
Y(8)	10.00	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	9.90	2.47	(6)	1,845	1.62	(7)	0.16	(7)	3.70	(7)	27	(6)

The accompanying notes are an integral part of these financial statements.

281

Hartford Funds – Taxable Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Emerging Markets Local Debt Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$9.00	$0.18	$(0.82)	$(0.64)	$(0.20)		$—	$—	$(0.20)	$8.16	(7.09	)%(6)	$7,384	1.52	%(7)	1.28	%(7)	4.41	%(7)	72%
C	8.99	0.17	(0.84)	(0.67)	(0.17)		—	—	(0.17)	8.15	(7.47	)(6)	1,908	2.27	(7)	2.02	(7)	3.99	(7)	72
I	8.98	0.19	(0.81)	(0.62)	(0.21)		—	—	(0.21)	8.15	(6.99	)(6)	9,124	1.20	(7)	0.97	(7)	4.45	(7)	72
R3	8.99	0.17	(0.82)	(0.65)	(0.19)		—	—	(0.19)	8.15	(7.24	)(6)	1,893	1.80	(7)	1.58	(7)	4.20	(7)	72
R4	8.99	0.19	(0.83)	(0.64)	(0.20)		—	—	(0.20)	8.15	(7.10	)(6)	1,952	1.50	(7)	1.28	(7)	4.50	(7)	72
R5	8.99	0.20	(0.82)	(0.62)	(0.22)		—	—	(0.22)	8.15	(6.96	)(6)	1,933	1.20	(7)	0.98	(7)	4.80	(7)	72
Y	8.96	0.20	(0.82)	(0.62)	(0.22)		—	—	(0.22)	8.12	(6.96	)(6)	263,771	1.10	(7)	0.94	(7)	4.96	(7)	72

For the Year Ended October 31, 2014
A	$9.51	$0.42	$(0.52)	$(0.10)	$(0.40	)(9)	$(0.01)	$—	$(0.41)	$9.00	(1.10)%		$9,792	1.47%		1.25%		4.57%		144%
C	9.50	0.35	(0.52)	(0.17)	(0.33	)(10)	(0.01)	—	(0.34)	8.99	(1.85)		3,208	2.23		2.00		3.78		144
I	9.50	0.44	(0.52)	(0.08)	(0.43	)(11)	(0.01)	—	(0.44)	8.98	(0.91)		43,683	1.19		0.98		4.78		144
R3	9.50	0.39	(0.52)	(0.13)	(0.37	)(12)	(0.01)	—	(0.38)	8.99	(1.38)		2,041	1.81		1.55		4.23		144
R4	9.50	0.42	(0.52)	(0.10)	(0.40	)(9)	(0.01)	—	(0.41)	8.99	(1.09)		2,101	1.51		1.25		4.53		144
R5	9.51	0.45	(0.53)	(0.08)	(0.43	)(11)	(0.01)	—	(0.44)	8.99	(0.89)		2,078	1.20		0.95		4.83		144
Y	9.47	0.45	(0.52)	(0.07)	(0.43	)(11)	(0.01)	—	(0.44)	8.96	(0.74)		257,218	1.11		0.90		4.86		144

For the Year Ended October 31, 2013
A	$10.02	$0.41	$(0.47)	$(0.06)	$(0.39)		$(0.06)	$—	$(0.45)	$9.51	(0.70)%		$24,773	1.49%		1.25%		4.16%		95%
C	10.01	0.34	(0.47)	(0.13)	(0.32)		(0.06)	—	(0.38)	9.50	(1.40)		6,280	2.22		1.99		3.43		95
I	10.01	0.43	(0.47)	(0.04)	(0.41)		(0.06)	—	(0.47)	9.50	(0.45)		33,259	1.25		1.00		4.41		95
R3	10.01	0.38	(0.47)	(0.09)	(0.36)		(0.06)	—	(0.42)	9.50	(1.01)		2,097	1.84		1.55		3.86		95
R4	10.01	0.41	(0.47)	(0.06)	(0.39)		(0.06)	—	(0.45)	9.50	(0.71)		2,165	1.54		1.25		4.16		95
R5	10.01	0.44	(0.46)	(0.02)	(0.42)		(0.06)	—	(0.48)	9.51	(0.31)		2,095	1.24		0.95		4.46		95
Y	9.98	0.44	(0.47)	(0.03)	(0.42)		(0.06)	—	(0.48)	9.47	(0.36)		178,911	1.14		0.90		4.50		95

For the Year Ended October 31, 2012
A	$9.24	$0.37	$0.71	$1.08	$(0.30)		$—	$—	$(0.30)	$10.02	11.96%		$20,430	1.65%		1.24%		3.96%		99%
C	9.24	0.30	0.70	1.00	(0.23)		—	—	(0.23)	10.01	11.03		3,846	2.38		1.97		3.22		99
I	9.23	0.40	0.71	1.11	(0.33)		—	—	(0.33)	10.01	12.28		23,655	1.37		0.96		4.27		99
R3	9.24	0.34	0.70	1.04	(0.27)		—	—	(0.27)	10.01	11.48		2,112	2.02		1.55		3.65		99
R4	9.24	0.37	0.70	1.07	(0.30)		—	—	(0.30)	10.01	11.81		2,094	1.72		1.25		3.95		99
R5	9.24	0.40	0.70	1.10	(0.33)		—	—	(0.33)	10.01	12.15		2,103	1.42		0.95		4.25		99
Y	9.21	0.41	0.69	1.10	(0.33)		—	—	(0.33)	9.98	12.25		75,221	1.31		0.90		4.37		99

For the Period Ended October 31, 2011(13)
A(14)	$10.00	$0.14	$(0.77)	$(0.63)	$(0.13	)(15)	$—	$—	$(0.13)	$9.24	(6.37	)%(6)	$17,895	1.66	%(7)	1.20	%(7)	3.77	%(7)	61	%(6)
C(14)	10.00	0.11	(0.77)	(0.66)	(0.10	)(15)	—	—	(0.10)	9.24	(6.64	)(6)	4,178	2.40	(7)	1.94	(7)	3.00	(7)	61	(6)
I(14)	10.00	0.14	(0.77)	(0.63)	(0.14	)(15)	—	—	(0.14)	9.23	(6.37	)(6)	8,900	1.52	(7)	1.00	(7)	3.86	(7)	61	(6)
R3(14)	10.00	0.14	(0.79)	(0.65)	(0.11	)(15)	—	—	(0.11)	9.24	(6.50	)(6)	1,888	2.05	(7)	1.55	(7)	3.48	(7)	61	(6)
R4(14)	10.00	0.15	(0.78)	(0.63)	(0.13	)(15)	—	—	(0.13)	9.24	(6.39	)(6)	1,872	1.75	(7)	1.25	(7)	3.78	(7)	61	(6)
R5(14)	10.00	0.16	(0.78)	(0.62)	(0.14	)(15)	—	—	(0.14)	9.24	(6.28	)(6)	1,874	1.45	(7)	0.95	(7)	4.08	(7)	61	(6)
Y(14)	10.00	0.15	(0.80)	(0.65)	(0.14	)(15)	—	—	(0.14)	9.21	(6.56	)(6)	13,397	1.36	(7)	0.90	(7)	4.13	(7)	61	(6)

The accompanying notes are an integral part of these financial statements.

282

Hartford Funds – Taxable Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments (3)(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments (3)(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Floating Rate Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$8.88	$0.18	$(0.06)	$0.12	$(0.19)	$—	$—	$(0.19)	$8.81	1.40	%(6)	$1,266,169	0.98	%(7)	0.98	%(7)	4.19	%(7)	11%
B	8.86	0.15	(0.06)	0.09	(0.16)	—	—	(0.16)	8.79	1.01	(6)	13,088	1.84	(7)	1.75	(7)	3.41	(7)	11
C	8.86	0.15	(0.05)	0.10	(0.16)	—	—	(0.16)	8.80	1.03	(6)	1,657,177	1.72	(7)	1.72	(7)	3.45	(7)	11
I	8.89	0.19	(0.06)	0.13	(0.20)	—	—	(0.20)	8.82	1.52	(6)	1,918,127	0.72	(7)	0.72	(7)	4.44	(7)	11
R3	8.89	0.17	(0.05)	0.12	(0.18)	—	—	(0.18)	8.83	1.26	(6)	14,970	1.36	(7)	1.25	(7)	3.91	(7)	11
R4	8.87	0.18	(0.06)	0.12	(0.19)	—	—	(0.19)	8.80	1.39	(6)	10,216	1.05	(7)	1.00	(7)	4.16	(7)	11
R5	8.87	0.19	(0.05)	0.14	(0.20)	—	—	(0.20)	8.81	1.65	(6)	3,374	0.78	(7)	0.70	(7)	4.46	(7)	11
Y	8.86	0.20	(0.06)	0.14	(0.20)	—	—	(0.20)	8.80	1.68	(6)	427,758	0.64	(7)	0.64	(7)	4.52	(7)	11

For the Year Ended October 31, 2014
A	$9.01	$0.34	$(0.13)	$0.21	$(0.34)	$—	$—	$(0.34)	$8.88	2.35%		$1,459,463	0.96%		0.96%		3.80%		75%
B	9.00	0.27	(0.14)	0.13	(0.27)	—	—	(0.27)	8.86	1.44		18,681	1.81		1.75		3.01		75
C	9.00	0.28	(0.14)	0.14	(0.28)	—	—	(0.28)	8.86	1.48		1,900,141	1.71		1.71		3.06		75
I	9.02	0.37	(0.13)	0.24	(0.37)	—	—	(0.37)	8.89	2.62		2,325,212	0.70		0.70		4.08		75
R3	9.03	0.32	(0.14)	0.18	(0.32)	—	—	(0.32)	8.89	1.94		17,970	1.35		1.25		3.52		75
R4	9.01	0.34	(0.14)	0.20	(0.34)	—	—	(0.34)	8.87	2.20		11,663	1.05		1.00		3.77		75
R5	9.01	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.87	2.50		3,753	0.77		0.70		4.07		75
Y	9.00	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.86	2.57		413,511	0.64		0.64		4.13		75

For the Year Ended October 31, 2013
A	$8.93	$0.36	$0.09	$0.45	$(0.37)	$—	$—	$(0.37)	$9.01	5.08%		$2,064,701	0.96%		0.96%		4.04%		78%
B	8.92	0.29	0.09	0.38	(0.30)	—	—	(0.30)	9.00	4.27		30,017	1.80		1.75		3.28		78
C	8.92	0.30	0.08	0.38	(0.30)	—	—	(0.30)	9.00	4.31		2,195,858	1.71		1.71		3.30		78
I	8.94	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.02	5.35		2,772,328	0.70		0.70		4.29		78
R3	8.95	0.34	0.08	0.42	(0.34)	—	—	(0.34)	9.03	4.77		18,334	1.36		1.25		3.76		78
R4	8.92	0.36	0.09	0.45	(0.36)	—	—	(0.36)	9.01	5.17		13,255	1.04		1.00		4.01		78
R5	8.93	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.01	5.36		3,942	0.76		0.70		4.33		78
Y	8.92	0.39	0.09	0.48	(0.40)	—	—	(0.40)	9.00	5.43		79,142	0.64		0.64		4.39		78

For the Year Ended October 31, 2012(13)
A	$8.64	$0.43	$0.29	$0.72	$(0.43)	$—	$—	$(0.43)	$8.93	8.48%		$1,784,029	0.98%		0.98%		4.85%		60%
B	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.66		35,026	1.80		1.75		4.08		60
C	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.69		2,031,516	1.72		1.72		4.10		60
I	8.65	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.94	8.74		1,817,957	0.73		0.73		5.10		60
R3	8.66	0.40	0.29	0.69	(0.40)	—	—	(0.40)	8.95	8.17		13,889	1.37		1.25		4.57		60
R4	8.63	0.42	0.29	0.71	(0.42)	—	—	(0.42)	8.92	8.47		11,283	1.06		1.00		4.80		60
R5	8.64	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.93	8.78		11,820	0.76		0.70		5.12		60
Y	8.63	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.92	8.85		75,994	0.65		0.65		5.18		60

For the Year Ended October 31, 2011(13)
A	$8.81	$0.42	$(0.16)	$0.26	$(0.43)	$—	$—	$(0.43)	$8.64	2.91%		$1,972,548	0.97%		0.97%		4.79%		96%
B	8.81	0.35	(0.17)	0.18	(0.36)	—	—	(0.36)	8.63	2.00		41,006	1.79		1.75		4.01		96
C	8.81	0.36	(0.18)	0.18	(0.36)	—	—	(0.36)	8.63	2.03		2,106,199	1.72		1.72		4.05		96
I	8.82	0.45	(0.17)	0.28	(0.45)	—	—	(0.45)	8.65	3.16		1,568,922	0.72		0.72		5.03		96
R3	8.83	0.40	(0.17)	0.23	(0.40)	—	—	(0.40)	8.66	2.62		11,257	1.37		1.25		4.52		96
R4	8.81	0.42	(0.18)	0.24	(0.42)	—	—	(0.42)	8.63	2.76		6,048	1.06		1.00		4.78		96
R5	8.82	0.44	(0.17)	0.27	(0.45)	—	—	(0.45)	8.64	3.07		7,882	0.75		0.70		5.04		96
Y	8.80	0.45	(0.17)	0.28	(0.45)	—	—	(0.45)	8.63	3.24		115,997	0.65		0.65		5.11		96

For the Year Ended October 31, 2010(13)
A	$8.30	$0.46	$0.51	$0.97	$(0.46)	$—	$—	$(0.46)	$8.81	11.97%		$1,840,478	0.97%		0.97%		5.40%		63%
B	8.30	0.40	0.50	0.90	(0.39)	—	—	(0.39)	8.81	11.11		47,006	1.78		1.75		4.64		63
C	8.29	0.40	0.52	0.92	(0.40)	—	—	(0.40)	8.81	11.27		1,945,470	1.72		1.72		4.65		63
I	8.31	0.48	0.51	0.99	(0.48)	—	—	(0.48)	8.82	12.22		1,202,589	0.74		0.74		5.62		63
R3	8.31	0.44	0.52	0.96	(0.44)	—	—	(0.44)	8.83	11.75		7,598	1.38		1.25		5.11		63
R4	8.30	0.46	0.51	0.97	(0.46)	—	—	(0.46)	8.81	11.93		2,339	1.07		1.00		5.37		63
R5	8.30	0.48	0.51	0.99	(0.47)	—	—	(0.47)	8.82	12.25		10,956	0.79		0.74		5.46		63
Y	8.29	0.49	0.51	1.00	(0.49)	—	—	(0.49)	8.80	12.35		101,560	0.65		0.65		5.73		63

The accompanying notes are an integral part of these financial statements.

283

Hartford Funds – Taxable Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments (3)(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments (3)(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Floating Rate High Income Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$10.54	$0.25	$(0.18)	$0.07	$(0.26)	$(0.15)	$—	$(0.41)	$10.20	0.70	%(6)	$158,041	1.11	%(7)	1.05	%(7)	4.94	%(7)	25%
C	10.54	0.21	(0.17)	0.04	(0.23)	(0.15)	—	(0.38)	10.20	0.33	(6)	108,166	1.86	(7)	1.80	(7)	4.19	(7)	25
I	10.55	0.26	(0.17)	0.09	(0.28)	(0.15)	—	(0.43)	10.21	0.83	(6)	177,838	0.87	(7)	0.80	(7)	5.18	(7)	25
R3	10.52	0.23	(0.17)	0.06	(0.25)	(0.15)	—	(0.40)	10.18	0.55	(6)	2,933	1.48	(7)	1.35	(7)	4.64	(7)	25
R4	10.52	0.25	(0.18)	0.07	(0.26)	(0.15)	—	(0.41)	10.18	0.70	(6)	3,043	1.18	(7)	1.05	(7)	4.94	(7)	25
R5	10.52	0.26	(0.17)	0.09	(0.28)	(0.15)	—	(0.43)	10.18	0.95	(6)	2,913	0.88	(7)	0.75	(7)	5.23	(7)	25
Y	10.52	0.26	(0.17)	0.09	(0.28)	(0.15)	—	(0.43)	10.18	0.85	(6)	12,874	0.78	(7)	0.75	(7)	5.24	(7)	25

For the Year Ended October 31, 2014
A	$10.70	$0.47	$(0.13)	$0.34	$(0.47)	$(0.03)	$—	$(0.50)	$10.54	3.23%		$191,162	1.10%		1.05%		4.35%		100%
C	10.70	0.39	(0.13)	0.26	(0.39)	(0.03)	—	(0.42)	10.54	2.47		118,465	1.87		1.80		3.61		100
I	10.71	0.50	(0.14)	0.36	(0.49)	(0.03)	—	(0.52)	10.55	3.49		207,458	0.84		0.80		4.62		100
R3	10.68	0.43	(0.13)	0.30	(0.43)	(0.03)	—	(0.46)	10.52	2.93		2,886	1.48		1.35		4.06		100
R4	10.68	0.47	(0.13)	0.34	(0.47)	(0.03)	—	(0.50)	10.52	3.24		3,015	1.18		1.05		4.35		100
R5	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.45		2,515	0.88		0.75		4.65		100
Y	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.55		13,269	0.78		0.75		4.66		100

For the Year Ended October 31, 2013
A	$10.60	$0.48	$0.22	$0.70	$(0.50)	$(0.10)	$—	$(0.60)	$10.70	6.78%		$163,631	1.13%		1.05%		4.53%		59%
C	10.60	0.40	0.22	0.62	(0.42)	(0.10)	—	(0.52)	10.70	5.98		89,287	1.88		1.80		3.78		59
I	10.60	0.50	0.23	0.73	(0.52)	(0.10)	—	(0.62)	10.71	7.15		119,549	0.84		0.80		4.73		59
R3	10.58	0.46	0.21	0.67	(0.47)	(0.10)	—	(0.57)	10.68	6.47		2,560	1.50		1.35		4.32		59
R4	10.58	0.49	0.21	0.70	(0.50)	(0.10)	—	(0.60)	10.68	6.79		2,642	1.19		1.05		4.62		59
R5	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11		2,427	0.89		0.75		4.93		59
Y	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11		10,907	0.80		0.75		4.92		59

For the Year Ended October 31, 2012
A	$10.20	$0.62	$0.42	$1.04	$(0.64)	$—	$—	$(0.64)	$10.60	10.54%		$46,387	1.31%		1.04%		5.93%		67%
C	10.20	0.54	0.42	0.96	(0.56)	—	—	(0.56)	10.60	9.70		24,263	2.05		1.78		5.18		67
I	10.20	0.65	0.42	1.07	(0.67)	—	—	(0.67)	10.60	10.80		15,072	1.05		0.78		6.23		67
R3	10.20	0.61	0.38	0.99	(0.61)	—	—	(0.61)	10.58	9.98		2,252	1.72		1.35		5.85		67
R4	10.20	0.64	0.38	1.02	(0.64)	—	—	(0.64)	10.58	10.31		2,292	1.42		1.05		6.15		67
R5	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64		2,264	1.12		0.75		6.45		67
Y	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64		10,181	1.02		0.75		6.45		67

For the Period Ended October 31, 2011(16)
A(16)	$10.00	$0.03	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)	$10.20	2.25	%(6)	$6,855	1.29	%(7)	1.00	%(7)	4.72	%(7)	—	%(6)
C(16)	10.00	0.03	0.19	0.22	(0.02)	—	—	(0.02)	10.20	2.19	(6)	3,101	2.07	(7)	1.78	(7)	4.21	(7)	—	(6)
I(16)	10.00	0.04	0.19	0.23	(0.03)	—	—	(0.03)	10.20	2.28	(6)	2,611	1.05	(7)	0.76	(7)	5.10	(7)	—	(6)
R3(16)	10.00	0.03	0.19	0.22	(0.02)	—	—	(0.02)	10.20	2.22	(6)	2,044	1.74	(7)	1.35	(7)	4.25	(7)	—	(6)
R4(16)	10.00	0.03	0.20	0.23	(0.03)	—	—	(0.03)	10.20	2.25	(6)	2,044	1.44	(7)	1.05	(7)	4.55	(7)	—	(6)
R5(16)	10.00	0.04	0.19	0.23	(0.03)	—	—	(0.03)	10.20	2.28	(6)	2,045	1.14	(7)	0.75	(7)	4.85	(7)	—	(6)
Y(16)	10.00	0.04	0.19	0.23	(0.03)	—	—	(0.03)	10.20	2.27	(6)	9,195	1.04	(7)	0.75	(7)	4.85	(7)	—	(6)

The accompanying notes are an integral part of these financial statements.

284

Hartford Funds – Taxable Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments (3)(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments (3)(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford High Yield Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$7.68	$0.17	$(0.09)	$0.08	$(0.17)	$—	$—	$(0.17)	$7.59	1.15	%(6)	$276,037	1.15	%(7)	1.05	%(7)	4.52	%(7)	14%
B	7.64	0.15	(0.10)	0.05	(0.15)	—	—	(0.15)	7.54	0.65	(6)	4,484	2.05	(7)	1.80	(7)	3.97	(7)	14
C	7.65	0.15	(0.09)	0.06	(0.15)	—	—	(0.15)	7.56	0.78	(6)	84,127	1.82	(7)	1.80	(7)	3.97	(7)	14
I	7.72	0.19	(0.11)	0.08	(0.18)	—	—	(0.18)	7.62	1.14	(6)	42,129	0.84	(7)	0.80	(7)	4.97	(7)	14
R3	7.68	0.16	(0.10)	0.06	(0.16)	—	—	(0.16)	7.58	0.87	(6)	2,216	1.47	(7)	1.35	(7)	4.42	(7)	14
R4	7.68	0.18	(0.10)	0.08	(0.17)	—	—	(0.17)	7.59	1.15	(6)	1,443	1.16	(7)	1.05	(7)	4.72	(7)	14
R5	7.68	0.19	(0.11)	0.08	(0.18)	—	—	(0.18)	7.58	1.17	(6)	498	0.85	(7)	0.75	(7)	5.02	(7)	14
Y	7.67	0.19	(0.10)	0.09	(0.19)	—	—	(0.19)	7.57	1.19	(6)	8,496	0.73	(7)	0.70	(7)	5.08	(7)	14

For the Year Ended October 31, 2014
A	$7.66	$0.38	$0.02	$0.40	$(0.38)	$—	$—	$(0.38)	$7.68	5.35%		$262,960	1.14%		1.05%		4.90%		54%
B	7.62	0.32	0.02	0.34	(0.32)	—	—	(0.32)	7.64	4.60		5,683	2.02		1.80		4.17		54
C	7.63	0.32	0.02	0.34	(0.32)	—	—	(0.32)	7.65	4.60		95,449	1.83		1.80		4.15		54
I	7.70	0.40	0.03	0.43	(0.41)	—	—	(0.41)	7.72	5.60		46,691	0.81		0.78		5.17		54
R3	7.65	0.36	0.03	0.39	(0.36)	—	—	(0.36)	7.68	5.18		2,487	1.47		1.35		4.60		54
R4	7.66	0.38	0.03	0.41	(0.39)	—	—	(0.39)	7.68	5.35		1,367	1.16		1.05		4.91		54
R5	7.65	0.40	0.04	0.44	(0.41)	—	—	(0.41)	7.68	5.81		522	0.85		0.75		5.21		54
Y	7.65	0.41	0.01	0.42	(0.40)	—	—	(0.40)	7.67	5.73		8,415	0.73		0.70		5.25		54

For the Year Ended October 31, 2013
A	$7.53	$0.40	$0.14	$0.54	$(0.41)	$—	$—	$(0.41)	$7.66	7.33%		$295,950	1.15%		1.05%		5.29%		58%
B	7.50	0.34	0.13	0.47	(0.35)	—	—	(0.35)	7.62	6.43		8,242	1.99		1.80		4.54		58
C	7.51	0.34	0.13	0.47	(0.35)	—	—	(0.35)	7.63	6.42		105,204	1.81		1.80		4.54		58
I	7.57	0.42	0.14	0.56	(0.43)	—	—	(0.43)	7.70	7.56		65,060	0.81		0.79		5.54		58
R3	7.53	0.38	0.13	0.51	(0.39)	—	—	(0.39)	7.65	6.87		2,872	1.47		1.35		4.96		58
R4	7.54	0.40	0.13	0.53	(0.41)	—	—	(0.41)	7.66	7.18		1,323	1.14		1.05		5.30		58
R5	7.53	0.42	0.13	0.55	(0.43)	—	—	(0.43)	7.65	7.51		609	0.84		0.75		5.57		58
Y	7.53	0.43	0.13	0.56	(0.44)	—	—	(0.44)	7.65	7.57		8,599	0.72		0.70		5.65		58

For the Year Ended October 31, 2012(13)
A	$7.20	$0.44	$0.33	$0.77	$(0.44)	$—	$—	$(0.44)	$7.53	11.00%		$365,718	1.12%		1.05%		5.97%		138%
B	7.17	0.38	0.33	0.71	(0.38)	—	—	(0.38)	7.50	10.24		10,990	2.00		1.80		5.28		138
C	7.18	0.38	0.33	0.71	(0.38)	—	—	(0.38)	7.51	10.23		103,639	1.82		1.79		5.24		138
I	7.23	0.46	0.34	0.80	(0.46)	—	—	(0.46)	7.57	11.39		64,195	0.83		0.80		6.24		138
R3	7.20	0.42	0.33	0.75	(0.42)	—	—	(0.42)	7.53	10.68		1,934	1.49		1.35		5.65		138
R4	7.20	0.44	0.34	0.78	(0.44)	—	—	(0.44)	7.54	11.15		1,191	1.16		1.05		5.85		138
R5	7.20	0.46	0.33	0.79	(0.46)	—	—	(0.46)	7.53	11.34		431	0.86		0.75		6.25		138
Y	7.19	0.47	0.33	0.80	(0.46)	—	—	(0.46)	7.53	11.55		15,468	0.73		0.70		6.39		138

For the Year Ended October 31, 2011(13)
A	$7.37	$0.53	$(0.17)	$0.36	$(0.53)	$—	$—	$(0.53)	$7.20	4.95%		$280,568	1.14%		1.05%		7.19%		117%
B	7.34	0.48	(0.17)	0.31	(0.48)	—	—	(0.48)	7.17	4.19		13,007	1.99		1.80		6.45		117
C	7.35	0.47	(0.16)	0.31	(0.48)	—	—	(0.48)	7.18	4.20		102,694	1.83		1.80		6.43		117
I	7.39	0.55	(0.16)	0.39	(0.55)	—	—	(0.55)	7.23	5.36		86,138	0.82		0.79		7.38		117
R3	7.36	0.51	(0.16)	0.35	(0.51)	—	—	(0.51)	7.20	4.79		1,423	1.51		1.35		6.85		117
R4	7.37	0.53	(0.17)	0.36	(0.53)	—	—	(0.53)	7.20	4.95		483	1.19		1.05		7.13		117
R5	7.37	0.56	(0.18)	0.38	(0.55)	—	—	(0.55)	7.20	5.27		321	0.84		0.75		7.45		117
Y	7.36	0.57	(0.18)	0.39	(0.56)	—	—	(0.56)	7.19	5.32		20,136	0.73		0.70		7.53		117

For the Year Ended October 31, 2010(13)
A	$6.73	$0.59	$0.65	$1.24	$(0.60)	$—	$—	$(0.60)	$7.37	19.14%		$284,606	1.20%		1.20%		8.43%		141%
B	6.71	0.54	0.64	1.18	(0.55)	—	—	(0.55)	7.34	18.17		19,919	2.06		1.95		7.73		141
C	6.71	0.54	0.65	1.19	(0.55)	—	—	(0.55)	7.35	18.38		85,523	1.89		1.89		7.73		141
I	6.74	0.61	0.66	1.27	(0.62)	—	—	(0.62)	7.39	19.63		21,098	0.88		0.88		8.51		141
R3	6.73	0.56	0.65	1.21	(0.58)	—	—	(0.58)	7.36	18.70		371	1.61		1.45		8.16		141
R4	6.73	0.59	0.65	1.24	(0.60)	—	—	(0.60)	7.37	19.20		318	1.27		1.15		8.24		141
R5	6.73	0.61	0.65	1.26	(0.62)	—	—	(0.62)	7.37	19.51		492	0.90		0.88		8.52		141
Y	6.73	0.62	0.64	1.26	(0.63)	—	—	(0.63)	7.36	19.47		44,553	0.79		0.79		8.85		141

The accompanying notes are an integral part of these financial statements.

285

Hartford Funds – Taxable Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Inflation Plus Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$10.79	$0.13	$(0.10)	$0.03	$(0.01)	$—	$—	$(0.01)	$10.81	0.24	%(6)	$297,635	0.91	%(7)	0.85	%(7)	2.37	%(7)	129%
B	10.47	(0.14)	0.12	(0.02)	—	—	—	—	10.45	(0.17	)(6)	13,380	1.77	(7)	1.60	(7)	(2.80	)(7)	129
C	10.47	(0.14)	0.12	(0.02)	—	—	—	—	10.45	(0.17	)(6)	205,967	1.65	(7)	1.60	(7)	(2.80	)(7)	129
I	10.94	(0.10)	0.14	0.04	(0.01)	—	—	(0.01)	10.97	0.34	(6)	72,764	0.82	(7)	0.60	(7)	(1.83	)(7)	129
R3	10.66	(0.13)	0.13	—	—	—	—	—	10.66	0.04	(6)	68,139	1.24	(7)	1.20	(7)	(2.38	)(7)	129
R4	10.79	(0.11)	0.14	0.03	(0.01)	—	—	(0.01)	10.81	0.24	(6)	21,120	0.94	(7)	0.90	(7)	(2.10	)(7)	129
R5	10.91	(0.10)	0.14	0.04	(0.01)	—	—	(0.01)	10.94	0.34	(6)	4,596	0.66	(7)	0.60	(7)	(1.84	)(7)	129
Y	10.95	(0.09)	0.13	0.04	(0.01)	—	—	(0.01)	10.98	0.34	(6)	219,803	0.53	(7)	0.53	(7)	(1.71	)(7)	129
For the Year Ended October 31, 2014
A	$11.32	$0.05	$(0.10)	$(0.05)	$(0.07)	$(0.41)	$—	$(0.48)	$10.79	(0.43)%		$339,993	0.92%		0.85%		0.48%		108%
B	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)		16,784	1.74		1.60		(0.35)		108
C	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)		240,647	1.63		1.60		(0.33)		108
I	11.45	0.06	(0.08)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.94	(0.16)		91,095	0.67		0.60		0.58		108
R3	11.21	0.02	(0.11)	(0.09)	(0.05)	(0.41)	—	(0.46)	10.66	(0.74)		69,577	1.23		1.20		0.19		108
R4	11.33	0.05	(0.12)	(0.07)	(0.06)	(0.41)	—	(0.47)	10.79	(0.54)		22,639	0.92		0.90		0.43		108
R5	11.42	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.91	(0.16)		5,119	0.64		0.60		0.79		108
Y	11.46	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.95	(0.13)		231,771	0.52		0.52		0.84		108
For the Year Ended October 31, 2013
A	$12.65	$0.04	$(0.91)	$(0.87)	$(0.04)	$(0.42)	$—	$(0.46)	$11.32	(7.15)%		$507,889	0.88%		0.85%		0.34%		82%
B	12.44	(0.05)	(0.90)	(0.95)	(0.02)	(0.42)	—	(0.44)	11.05	(7.88)		28,633	1.69		1.60		(0.43)		82
C	12.43	(0.05)	(0.89)	(0.94)	(0.02)	(0.42)	—	(0.44)	11.05	(7.81)		375,906	1.60		1.60		(0.42)		82
I	12.76	0.06	(0.91)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.45	(6.88)		124,329	0.65		0.60		0.51		82
R3	12.57	—	(0.91)	(0.91)	(0.03)	(0.42)	—	(0.45)	11.21	(7.49)		73,380	1.22		1.20		0.01		82
R4	12.66	0.04	(0.91)	(0.87)	(0.04)	(0.42)	—	(0.46)	11.33	(7.15)		29,584	0.91		0.90		0.30		82
R5	12.73	0.08	(0.93)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.42	(6.90)		6,219	0.63		0.60		0.69		82
Y	12.76	0.07	(0.90)	(0.83)	(0.05)	(0.42)	—	(0.47)	11.46	(6.79)		287,361	0.51		0.51		0.60		82
For the Year Ended October 31, 2012
A	$12.36	$0.08	$0.80	$0.88	$(0.07)	$(0.52)	$—	$(0.59)	$12.65	7.41%		$851,003	0.86%		0.85%		0.69%		102%
B	12.22	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.44	6.65		53,262	1.66		1.60		(0.11)		102
C	12.21	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.43	6.66		717,899	1.59		1.59		(0.04)		102
I	12.44	0.11	0.81	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.70		297,985	0.64		0.60		0.91		102
R3	12.31	0.05	0.78	0.83	(0.05)	(0.52)	—	(0.57)	12.57	7.07		94,112	1.21		1.20		0.41		102
R4	12.37	0.08	0.80	0.88	(0.07)	(0.52)	—	(0.59)	12.66	7.39		41,261	0.91		0.90		0.69		102
R5	12.42	0.13	0.78	0.91	(0.08)	(0.52)	—	(0.60)	12.73	7.63		8,096	0.62		0.60		1.05		102
Y	12.44	0.12	0.80	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.73		378,089	0.50		0.50		0.99		102
For the Year Ended October 31, 2011(13)
A(17)	$12.27	$0.35	$0.58	$0.93	$(0.32)	$(0.52)	$—	$(0.84)	$12.36	8.19%		$836,386	0.87%		0.85%		2.89%		232%
B	12.16	0.26	0.57	0.83	(0.25)	(0.52)	—	(0.77)	12.22	7.35		72,383	1.67		1.60		2.14		232
C	12.15	0.26	0.57	0.83	(0.25)	(0.52)	—	(0.77)	12.21	7.36		678,916	1.60		1.60		2.16		232
I	12.34	0.37	0.59	0.96	(0.34)	(0.52)	—	(0.86)	12.44	8.45		300,497	0.64		0.60		3.19		232
R3	12.23	0.30	0.59	0.89	(0.29)	(0.52)	—	(0.81)	12.31	7.83		65,208	1.22		1.20		2.70		232
R4	12.28	0.34	0.58	0.92	(0.31)	(0.52)	—	(0.83)	12.37	8.14		25,566	0.92		0.90		2.93		232
R5	12.31	0.36	0.61	0.97	(0.34)	(0.52)	—	(0.86)	12.42	8.55		14,764	0.63		0.60		3.69		232
Y	12.33	0.39	0.59	0.98	(0.35)	(0.52)	—	(0.87)	12.44	8.63		299,096	0.51		0.51		3.37		232
For the Year Ended October 31, 2010
A	$11.39	$0.17	$0.96	$1.13	$(0.18)	$(0.07)	$—	$(0.25)	$12.27	10.06%		$822,952	0.92%		0.90%		1.52%		322%
B	11.30	0.09	0.95	1.04	(0.11)	(0.07)	—	(0.18)	12.16	9.28		103,313	1.71		1.65		0.77		322
C	11.29	0.08	0.96	1.04	(0.11)	(0.07)	—	(0.18)	12.15	9.28		674,801	1.65		1.65		0.75		322
I	11.45	0.20	0.96	1.16	(0.20)	(0.07)	—	(0.27)	12.34	10.32		243,916	0.71		0.65		1.74		322
R3	11.36	0.12	0.96	1.08	(0.14)	(0.07)	—	(0.21)	12.23	9.67		33,638	1.29		1.25		1.09		322
R4	11.40	0.15	0.97	1.12	(0.17)	(0.07)	—	(0.24)	12.28	9.97		14,398	0.98		0.97		1.35		322
R5	11.42	0.18	0.98	1.16	(0.20)	(0.07)	—	(0.27)	12.31	10.30		2,878	0.68		0.67		1.60		322
Y	11.43	0.21	0.97	1.18	(0.21)	(0.07)	—	(0.28)	12.33	10.49		318,524	0.57		0.57		1.88		322

The accompanying notes are an integral part of these financial statements.

286

Hartford Funds – Taxable Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Quality Bond Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$10.19	$0.02	$0.16	$0.18	$(0.02)	$(0.15)	$—	$(0.17)	$10.20	1.81	%(6)	$10,003	1.19	%(7)	0.92	%(7)	0.34	%(7)	6%
C	10.15	(0.02)	0.16	0.14	—	(0.15)	—	(0.15)	10.14	1.41	(6)	2,313	1.92	(7)	1.66	(7)	(0.40	)(7)	6
I	10.20	0.03	0.17	0.20	(0.03)	(0.15)	—	(0.18)	10.22	2.02	(6)	2,166	0.90	(7)	0.65	(7)	0.61	(7)	6
R3	10.17	—	0.17	0.17	(0.01)	(0.15)	—	(0.16)	10.18	1.68	(6)	2,082	1.59	(7)	1.25	(7)	0.01	(7)	6
R4	10.19	0.02	0.16	0.18	(0.02)	(0.15)	—	(0.17)	10.20	1.80	(6)	2,097	1.29	(7)	0.95	(7)	0.31	(7)	6
R5	10.20	0.03	0.17	0.20	(0.03)	(0.15)	—	(0.18)	10.22	2.01	(6)	2,112	0.99	(7)	0.65	(7)	0.61	(7)	6
Y	10.20	0.03	0.17	0.20	(0.03)	(0.15)	—	(0.18)	10.22	2.03	(6)	9,516	0.90	(7)	0.60	(7)	0.66	(7)	6

For the Year Ended October 31, 2014
A	$9.82	$0.05	$0.39	$0.44	$(0.07)	$—	$—	$(0.07)	$10.19	4.48%		$8,568	1.26%		0.86%		0.52%		27%
C	9.79	(0.02)	0.39	0.37	(0.01)	—	—	(0.01)	10.15	3.75		1,882	2.01		1.61		(0.22)		27
I	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.83		2,119	0.98		0.58		0.81		27
R3	9.80	0.02	0.39	0.41	(0.04)	—	—	(0.04)	10.17	4.17		2,048	1.68		1.23		0.17		27
R4	9.81	0.05	0.39	0.44	(0.06)	—	—	(0.06)	10.19	4.53		2,060	1.38		0.93		0.47		27
R5	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.79		2,072	1.08		0.63		0.77		27
Y	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.84		9,333	0.98		0.58		0.82		27

For the Period Ended October 31, 2013(18)
A(18)	$10.00	$0.05	$(0.18)	$(0.13)	$(0.05)	$—	$—	$(0.05)	$9.82	(1.29	)%(6)	$6,849	1.28	%(7)	0.81	%(7)	0.52	%(7)	83	%(6)
C(18)	10.00	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	9.79	(1.99	)(6)	2,239	2.03	(7)	1.56	(7)	(0.23	)(7)	83	(6)
I(18)	10.00	0.07	(0.18)	(0.11)	(0.07)	—	—	(0.07)	9.82	(1.14	)(6)	2,036	1.03	(7)	0.55	(7)	0.76	(7)	83	(6)
R3(18)	10.00	0.01	(0.18)	(0.17)	(0.03)	—	—	(0.03)	9.80	(1.69	)(6)	1,966	1.72	(7)	1.20	(7)	0.12	(7)	83	(6)
R4(18)	10.00	0.04	(0.18)	(0.14)	(0.05)	—	—	(0.05)	9.81	(1.43	)(6)	1,972	1.42	(7)	0.90	(7)	0.41	(7)	83	(6)
R5(18)	10.00	0.07	(0.19)	(0.12)	(0.06)	—	—	(0.06)	9.82	(1.16	)(6)	1,977	1.12	(7)	0.60	(7)	0.71	(7)	83	(6)
Y(18)	10.00	0.07	(0.18)	(0.11)	(0.07)	—	—	(0.07)	9.82	(1.13	)(6)	8,902	1.02	(7)	0.55	(7)	0.76	(7)	83	(6)

The accompanying notes are an integral part of these financial statements.

287

Hartford Funds – Taxable Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Short Duration Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$9.91	$0.07	$0.04	$0.11	$(0.08)	$(0.03)	$—	$(0.11)	$9.91	1.07	%(6)	$460,051	0.89	%(7)	0.85	%(7)	1.52	%(7)	14%
B	9.96	0.08	0.03	0.11	(0.08)	(0.03)	—	(0.11)	9.96	1.07	(6)	4,941	1.03	(7)	0.85	(7)	1.62	(7)	14
C	9.91	0.04	0.02	0.06	(0.04)	(0.03)	—	(0.07)	9.90	0.70	(6)	114,085	1.59	(7)	1.59	(7)	0.89	(7)	14
I	9.93	0.10	0.02	0.12	(0.09)	(0.03)	—	(0.12)	9.93	1.23	(6)	164,717	0.53	(7)	0.53	(7)	1.94	(7)	14
R3	9.88	0.06	0.03	0.09	(0.06)	(0.03)	—	(0.09)	9.88	0.92	(6)	923	1.22	(7)	1.15	(7)	1.32	(7)	14
R4	9.89	0.08	0.03	0.11	(0.08)	(0.03)	—	(0.11)	9.89	1.07	(6)	989	0.91	(7)	0.85	(7)	1.62	(7)	14
R5	9.89	0.09	0.02	0.11	(0.09)	(0.03)	—	(0.12)	9.88	1.22	(6)	111	0.60	(7)	0.55	(7)	1.92	(7)	14
Y	9.88	0.10	0.03	0.13	(0.10)	(0.03)	—	(0.13)	9.88	1.25	(6)	6,701	0.49	(7)	0.49	(7)	1.98	(7)	14

For the Year Ended October 31, 2014
A	$9.98	$0.15	$(0.03)	$0.12	$(0.15)	$(0.04)	$—	$(0.19)	$9.91	1.23%		$469,415	0.91%		0.85%		1.50%		50%
B	10.02	0.15	(0.02)	0.13	(0.15)	(0.04)	—	(0.19)	9.96	1.33		6,510	1.01		0.85		1.51		50
C	9.98	0.08	(0.03)	0.05	(0.08)	(0.04)	—	(0.12)	9.91	0.48		128,158	1.60		1.60		0.76		50
I	10.00	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.93	1.52		208,183	0.55		0.55		1.79		50
R3	9.96	0.12	(0.04)	0.08	(0.12)	(0.04)	—	(0.16)	9.88	0.84		879	1.23		1.15		1.20		50
R4	9.97	0.15	(0.04)	0.11	(0.15)	(0.04)	—	(0.19)	9.89	1.14		997	0.92		0.85		1.50		50
R5	9.96	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.89	1.54		109	0.61		0.55		1.80		50
Y	9.96	0.18	(0.03)	0.15	(0.19)	(0.04)	—	(0.23)	9.88	1.49		5,134	0.50		0.50		1.83		50

For the Year Ended October 31, 2013
A	$10.05	$0.17	$(0.05)	$0.12	$(0.17)	$(0.02)	$—	$(0.19)	$9.98	1.20%		$451,357	0.88%		0.85%		1.66%		51%
B	10.05	0.17	(0.01)	0.16	(0.17)	(0.02)	—	(0.19)	10.02	1.60		9,589	0.99		0.85		1.67		51
C	10.05	0.09	(0.05)	0.04	(0.09)	(0.02)	—	(0.11)	9.98	0.44		133,623	1.60		1.60		0.93		51
I	10.07	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	10.00	1.48		105,812	0.57		0.57		1.96		51
R3	10.03	0.13	(0.04)	0.09	(0.14)	(0.02)	—	(0.16)	9.96	0.90		527	1.23		1.15		1.35		51
R4	10.04	0.17	(0.05)	0.12	(0.17)	(0.02)	—	(0.19)	9.97	1.20		928	0.92		0.85		1.69		51
R5	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.51		112	0.61		0.55		1.98		51
Y	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.55		3,002	0.51		0.51		2.03		51

For the Year Ended October 31, 2012
A	$9.83	$0.20	$0.23	$0.43	$(0.21)	$—	$—	$(0.21)	$10.05	4.37%		$279,952	0.86%		0.85%		2.03%		61%
B	9.82	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.05	4.48		7,959	0.97		0.85		2.04		61
C	9.83	0.13	0.22	0.35	(0.13)	—	—	(0.13)	10.05	3.60		136,515	1.60		1.60		1.28		61
I	9.84	0.23	0.23	0.46	(0.23)	—	—	(0.23)	10.07	4.75		117,449	0.58		0.58		2.30		61
R3	9.81	0.17	0.23	0.40	(0.18)	—	—	(0.18)	10.03	4.07		258	1.23		1.15		1.72		61
R4	9.81	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.04	4.48		783	0.93		0.85		2.02		61
R5	9.81	0.23	0.23	0.46	(0.24)	—	—	(0.24)	10.03	4.69		106	0.62		0.55		2.33		61
Y	9.80	0.23	0.24	0.47	(0.24)	—	—	(0.24)	10.03	4.84		4,967	0.50		0.50		2.34		61

For the Year Ended October 31, 2011(13)
A	$9.87	$0.21	$(0.04)	$0.17	$(0.21)	$—	$—	$(0.21)	$9.83	1.77%		$279,232	0.86%		0.85%		2.13%		55%
B	9.87	0.20	(0.05)	0.15	(0.20)	—	—	(0.20)	9.82	1.54		9,558	1.09		0.98		2.01		55
C	9.87	0.14	(0.04)	0.10	(0.14)	—	—	(0.14)	9.83	1.02		140,933	1.59		1.59		1.39		55
I	9.89	0.24	(0.05)	0.19	(0.24)	—	—	(0.24)	9.84	1.97		88,321	0.56		0.56		2.41		55
R3(16)	9.73	0.01	0.08	0.09	(0.01)	—	—	(0.01)	9.81	0.96	(6)	101	1.27	(7)	1.15	(7)	1.70	(7)	55
R4(16)	9.73	0.02	0.08	0.10	(0.02)	—	—	(0.02)	9.81	0.98	(6)	101	0.97	(7)	0.85	(7)	1.99	(7)	55
R5(16)	9.73	0.02	0.08	0.10	(0.02)	—	—	(0.02)	9.81	1.01	(6)	101	0.67	(7)	0.55	(7)	2.28	(7)	55
Y	9.85	0.24	(0.04)	0.20	(0.25)	—	—	(0.25)	9.80	2.02		230,175	0.51		0.51		2.48		55

For the Year Ended October 31, 2010(13)
A	$9.62	$0.25	$0.26	$0.51	$(0.26)	$—	$—	$(0.26)	$9.87	5.33%		$208,313	0.87%		0.87%		2.55%		66%
B	9.62	0.18	0.25	0.43	(0.18)	—	—	(0.18)	9.87	4.51		10,799	1.73		1.65		1.80		66
C	9.62	0.18	0.26	0.44	(0.19)	—	—	(0.19)	9.87	4.56		105,060	1.60		1.60		1.79		66
I(19)	9.74	0.18	0.15	0.33	(0.18)	—	—	(0.18)	9.89	3.42	(6)	26,765	0.58	(7)	0.58	(7)	2.49	(7)	66
Y	9.60	0.29	0.25	0.54	(0.29)	—	—	(0.29)	9.85	5.71		139,394	0.52		0.52		2.90		66

The accompanying notes are an integral part of these financial statements.

288

Hartford Funds – Taxable Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Strategic Income Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$9.30	$0.19	$(0.17)	$0.02	$(0.19)	$(0.20)	$—	$(0.39)	$8.93	0.22	%(6)	$135,835	1.01	%(7)	0.95	%(7)	4.21	%(7)	36%
B	9.30	0.17	(0.18)	(0.01)	(0.15)	(0.20)	—	(0.35)	8.94	(0.04	)(6)	5,376	1.83	(7)	1.70	(7)	3.71	(7)	36
C	9.32	0.17	(0.19)	(0.02)	(0.15)	(0.20)	—	(0.35)	8.95	(0.03	)(6)	102,446	1.73	(7)	1.70	(7)	3.72	(7)	36
I	9.33	0.21	(0.18)	0.03	(0.20)	(0.20)	—	(0.40)	8.96	0.35	(6)	36,688	0.74	(7)	0.70	(7)	4.73	(7)	36
R3	9.29	0.18	(0.18)	—	(0.17)	(0.20)	—	(0.37)	8.92	0.09	(6)	320	1.41	(7)	1.25	(7)	4.13	(7)	36
R4	9.30	0.20	(0.18)	0.02	(0.19)	(0.20)	—	(0.39)	8.93	0.23	(6)	135	1.07	(7)	0.95	(7)	4.45	(7)	36
R5	9.30	0.21	(0.18)	0.03	(0.20)	(0.20)	—	(0.40)	8.93	0.38	(6)	121	0.74	(7)	0.65	(7)	4.75	(7)	36
R6(20)	9.27	0.20	(0.14)	0.06	(0.20)	(0.20)	—	(0.40)	8.93	0.72	(6)	10	0.65	(7)	0.60	(7)	4.67	(7)	36
Y	9.30	0.21	(0.18)	0.03	(0.20)	(0.20)	—	(0.40)	8.93	0.40	(6)	119,238	0.64	(7)	0.60	(7)	4.80	(7)	36

For the Year Ended October 31, 2014
A	$9.21	$0.36	$0.10	$0.46	$(0.37)	$—	$—	$(0.37)	$9.30	5.06%		$144,172	1.01%		0.95%		3.82%		71%
B	9.21	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.30	4.25		6,367	1.82		1.70		3.10		71
C	9.23	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.32	4.26		109,960	1.72		1.69		3.08		71
I	9.24	0.38	0.10	0.48	(0.39)	—	—	(0.39)	9.33	5.32		48,809	0.71		0.68		4.09		71
R3	9.21	0.33	0.09	0.42	(0.34)	—	—	(0.34)	9.29	4.64		213	1.40		1.25		3.54		71
R4	9.21	0.36	0.10	0.46	(0.37)	—	—	(0.37)	9.30	5.06		131	1.05		0.95		3.83		71
R5	9.21	0.38	0.11	0.49	(0.40)	—	—	(0.40)	9.30	5.38		120	0.73		0.65		4.10		71
Y	9.20	0.39	0.11	0.50	(0.40)	—	—	(0.40)	9.30	5.55		113,356	0.63		0.60		4.25		71

For the Year Ended October 31, 2013
A	$9.70	$0.36	$(0.21)	$0.15	$(0.36)	$(0.28)	$—	$(0.64)	$9.21	1.67%		$160,916	0.99%		0.95%		3.93%		55%
B	9.70	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.21	0.91		9,233	1.79		1.70		3.09		55
C	9.72	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.23	0.90		129,507	1.69		1.68		3.07		55
I	9.73	0.37	(0.19)	0.18	(0.39)	(0.28)	—	(0.67)	9.24	1.93		50,963	0.70		0.69		4.00		55
R3	9.70	0.35	(0.22)	0.13	(0.34)	(0.28)	—	(0.62)	9.21	1.40		242	1.39		1.25		3.74		55
R4	9.70	0.36	(0.21)	0.15	(0.36)	(0.28)	—	(0.64)	9.21	1.68		143	1.03		0.95		3.91		55
R5	9.70	0.39	(0.21)	0.18	(0.39)	(0.28)	—	(0.67)	9.21	1.98		114	0.71		0.65		4.20		55
Y	9.69	0.40	(0.21)	0.19	(0.40)	(0.28)	—	(0.68)	9.20	2.04		214,550	0.61		0.60		4.30		55

For the Year Ended October 31, 2012
A	$9.20	$0.37	$0.51	$0.88	$(0.35)	$(0.03)	$—	$(0.38)	$9.70	9.80%		$219,909	0.98%		0.96%		3.90%		121%
B	9.20	0.30	0.51	0.81	(0.28)	(0.03)	—	(0.31)	9.70	8.96		12,461	1.78		1.72		3.17		121
C	9.21	0.30	0.52	0.82	(0.28)	(0.03)	—	(0.31)	9.72	9.11		209,271	1.69		1.69		3.17		121
I	9.22	0.39	0.53	0.92	(0.38)	(0.03)	—	(0.41)	9.73	10.18		104,759	0.70		0.70		4.11		121
R3	9.20	0.33	0.52	0.85	(0.32)	(0.03)	—	(0.35)	9.70	9.47		141	1.34		1.27		3.56		121
R4	9.20	0.36	0.52	0.88	(0.35)	(0.03)	—	(0.38)	9.70	9.79		132	1.02		0.97		3.88		121
R5	9.20	0.39	0.52	0.91	(0.38)	(0.03)	—	(0.41)	9.70	10.12		112	0.71		0.67		4.20		121
Y	9.20	0.36	0.54	0.90	(0.38)	(0.03)	—	(0.41)	9.69	10.08		171,127	0.60		0.60		3.82		121

For the Year Ended October 31, 2011(13)
A	$9.22	$0.48	$(0.01)	$0.47	$(0.49)	$—	$—	$(0.49)	$9.20	5.20%		$191,353	0.98%		0.98%		5.27%		156%
B	9.21	0.41	—	0.41	(0.42)	—	—	(0.42)	9.20	4.51		13,259	1.78		1.75		4.52		156
C	9.23	0.42	(0.02)	0.40	(0.42)	—	—	(0.42)	9.21	4.43		183,209	1.71		1.71		4.50		156
I	9.24	0.51	(0.02)	0.49	(0.51)	—	—	(0.51)	9.22	5.47		70,365	0.71		1.71		5.47		156
R3(16)	9.10	0.04	0.08	0.12	(0.02)	—	—	(0.02)	9.20	1.34	(6)	101	1.33	(7)	1.30	(7)	5.14	(7)	156
R4(16)	9.10	0.04	0.09	0.13	(0.03)	—	—	(0.03)	9.20	1.37	(6)	101	1.03	(7)	1.00	(7)	5.43	(7)	156
R5(16)	9.10	0.04	0.09	0.13	(0.03)	—	—	(0.03)	9.20	1.40	(6)	101	0.73	(7)	0.70	(7)	5.72	(7)	156
Y	9.21	0.51	—	0.51	(0.52)	—	—	(0.52)	9.20	5.69		6,885	0.63		0.63		5.50		156

For the Year Ended October 31, 2010(13)
A	$8.69	$0.56	$0.51	$1.07	$(0.54)	$—	$—	$(0.54)	$9.22	12.74%		$196,945	0.97%		0.97%		6.26%		158%
B	8.69	0.49	0.50	0.99	(0.47)	—	—	(0.47)	9.21	11.72		15,110	1.77		1.77		5.48		158
C	8.70	0.49	0.52	1.01	(0.48)	—	—	(0.48)	9.23	11.89		155,499	1.70		1.70		5.53		158
I	8.71	0.58	0.51	1.09	(0.56)	—	—	(0.56)	9.24	12.98		60,203	0.71		0.71		6.53		158
Y	8.69	0.60	0.49	1.09	(0.57)	—	—	(0.57)	9.21	12.99		8,272	0.62		0.62		6.70		158

The accompanying notes are an integral part of these financial statements.

289

Hartford Funds – Taxable Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Total Return Bond Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$10.71	$0.10	$0.04	$0.14	$(0.10)	$(0.23)	$—	$(0.33)	$10.52	1.33	%(6)	$644,992	0.87	%(7)	0.86	%(7)	1.98	%(7)	39%
B	10.63	0.07	0.03	0.10	(0.06)	(0.23)	—	(0.29)	10.44	0.97	(6)	14,256	1.84	(7)	1.62	(7)	1.26	(7)	39
C	10.72	0.07	0.04	0.11	(0.06)	(0.23)	—	(0.29)	10.54	1.07	(6)	70,972	1.58	(7)	1.58	(7)	1.34	(7)	39
I	10.72	0.13	0.02	0.15	(0.11)	(0.23)	—	(0.34)	10.53	1.49	(6)	20,742	0.56	(7)	0.56	(7)	2.43	(7)	39
R3	10.90	0.09	0.04	0.13	(0.08)	(0.23)	—	(0.31)	10.72	1.26	(6)	6,520	1.16	(7)	1.16	(7)	1.76	(7)	39
R4	10.88	0.11	0.04	0.15	(0.10)	(0.23)	—	(0.33)	10.70	1.42	(6)	15,698	0.84	(7)	0.84	(7)	2.07	(7)	39
R5	10.88	0.13	0.03	0.16	(0.11)	(0.23)	—	(0.34)	10.70	1.57	(6)	1,482	0.55	(7)	0.54	(7)	2.39	(7)	39
R6(20)	10.87	0.13	0.03	0.16	(0.11)	(0.23)	—	(0.34)	10.69	1.56	(6)	10	0.44	(7)	0.44	(7)	2.52	(7)	39
Y	10.87	0.13	0.04	0.17	(0.12)	(0.23)	—	(0.35)	10.69	1.62	(6)	1,115,387	0.44	(7)	0.44	(7)	2.50	(7)	39

For the Year Ended October 31, 2014
A	$10.48	$0.24	$0.22	$0.46	$(0.23)	$—	$—	$(0.23)	$10.71	4.46%		$602,306	1.00%		0.91%		2.26%		84%
B	10.40	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.63	3.72		19,329	1.93		1.65		1.52		84
C	10.49	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.72	3.68		70,539	1.72		1.65		1.51		84
I	10.49	0.27	0.22	0.49	(0.26)	—	—	(0.26)	10.72	4.75		11,737	0.67		0.62		2.51		84
R3	10.66	0.21	0.23	0.44	(0.20)	—	—	(0.20)	10.90	4.16		6,868	1.28		1.21		1.96		84
R4	10.64	0.24	0.23	0.47	(0.23)	—	—	(0.23)	10.88	4.48		16,342	0.96		0.90		2.26		84
R5	10.64	0.27	0.24	0.51	(0.27)	—	—	(0.27)	10.88	4.79		978	0.67		0.60		2.55		84
Y	10.63	0.29	0.22	0.51	(0.27)	—	—	(0.27)	10.87	4.89		1,003,275	0.56		0.51		2.66		84

For the Year Ended October 31, 2013
A	$11.16	$0.23	$(0.32)	$(0.09)	$(0.26)	$(0.33)	$—	$(0.59)	$10.48	(0.83)%		$586,762	0.99%		0.95%		2.15%		106%
B	11.08	0.15	(0.32)	(0.17)	(0.18)	(0.33)	—	(0.51)	10.40	(1.58)		31,258	1.88		1.70		1.39		106
C	11.18	0.15	(0.33)	(0.18)	(0.18)	(0.33)	—	(0.51)	10.49	(1.66)		78,034	1.70		1.70		1.40		106
I	11.17	0.26	(0.32)	(0.06)	(0.29)	(0.33)	—	(0.62)	10.49	(0.55)		6,771	0.68		0.68		2.42		106
R3	11.35	0.20	(0.33)	(0.13)	(0.23)	(0.33)	—	(0.56)	10.66	(1.21)		7,655	1.28		1.25		1.85		106
R4	11.33	0.23	(0.33)	(0.10)	(0.26)	(0.33)	—	(0.59)	10.64	(0.92)		15,725	0.96		0.95		2.15		106
R5	11.33	0.26	(0.33)	(0.07)	(0.29)	(0.33)	—	(0.62)	10.64	(0.61)		664	0.67		0.65		2.44		106
Y	11.32	0.28	(0.34)	(0.06)	(0.30)	(0.33)	—	(0.63)	10.63	(0.52)		883,706	0.55		0.55		2.55		106

For the Year Ended October 31, 2012(13)
A	$10.76	$0.29	$0.50	$0.79	$(0.34)	$(0.05)	$—	$(0.39)	$11.16	7.50%		$696,383	0.98%		0.89%		2.64%		77%
B	10.69	0.20	0.50	0.70	(0.26)	(0.05)	—	(0.31)	11.08	6.66		47,026	1.85		1.64		1.90		77
C	10.78	0.21	0.50	0.71	(0.26)	(0.05)	—	(0.31)	11.18	6.70		105,330	1.69		1.63		1.90		77
I	10.77	0.31	0.51	0.82	(0.37)	(0.05)	—	(0.42)	11.17	7.78		11,177	0.68		0.62		2.92		77
R3	10.94	0.26	0.51	0.77	(0.31)	(0.05)	—	(0.36)	11.35	7.14		9,944	1.27		1.19		2.35		77
R4	10.92	0.29	0.51	0.80	(0.34)	(0.05)	—	(0.39)	11.33	7.47		21,940	0.95		0.89		2.65		77
R5	10.92	0.32	0.51	0.83	(0.37)	(0.05)	—	(0.42)	11.33	7.79		1,018	0.66		0.59		2.94		77
Y	10.91	0.33	0.51	0.84	(0.38)	(0.05)	—	(0.43)	11.32	7.91		952,621	0.55		0.49		3.04		77

For the Year Ended October 31, 2011(13)
A	$10.70	$0.33	$0.06	$0.39	$(0.33)	$—	$—	$(0.33)	$10.76	3.78%		$673,310	0.98%		0.95%		3.16%		131%
B	10.63	0.25	0.07	0.32	(0.26)	—	—	(0.26)	10.69	3.03		54,934	1.85		1.70		2.41		131
C	10.71	0.26	0.07	0.33	(0.26)	—	—	(0.26)	10.78	3.10		104,382	1.69		1.69		2.42		131
I	10.70	0.37	0.06	0.43	(0.36)	—	—	(0.36)	10.77	4.15		11,973	0.68		0.68		3.45		131
R3	10.87	0.31	0.06	0.37	(0.30)	—	—	(0.30)	10.94	3.49		11,922	1.26		1.25		2.85		131
R4	10.85	0.34	0.06	0.40	(0.33)	—	—	(0.33)	10.92	3.81		25,330	0.95		0.95		3.16		131
R5	10.85	0.37	0.07	0.44	(0.37)	—	—	(0.37)	10.92	4.12		990	0.66		0.66		3.46		131
Y	10.84	0.38	0.07	0.45	(0.38)	—	—	(0.38)	10.91	4.23		952,265	0.54		0.54		3.56		131

For the Year Ended October 31, 2010(13)
A	$10.21	$0.35	$0.51	$0.86	$(0.37)	$—	$—	$(0.37)	$10.70	8.57%		$835,450	0.99	%(21)	0.98	%(21)	3.38	%(21)	201%
B	10.15	0.27	0.50	0.77	(0.29)	—	—	(0.29)	10.63	7.72		70,845	1.87	(21)	1.74	(21)	2.62	(21)	201
C	10.23	0.28	0.49	0.77	(0.29)	—	—	(0.29)	10.71	7.68		118,462	1.71	(21)	1.70	(21)	2.66	(21)	201
I	10.22	0.37	0.51	0.88	(0.40)	—	—	(0.40)	10.70	8.73		9,395	0.74	(21)	0.73	(21)	3.62	(21)	201
R3	10.36	0.33	0.52	0.85	(0.34)	—	—	(0.34)	10.87	8.36		8,571	1.29	(21)	1.24	(21)	3.12	(21)	201
R4	10.35	0.36	0.51	0.87	(0.37)	—	—	(0.37)	10.85	8.57		25,652	0.97	(21)	0.96	(21)	3.40	(21)	201
R5	10.35	0.39	0.51	0.90	(0.40)	—	—	(0.40)	10.85	8.87		655	0.69	(21)	0.67	(21)	3.69	(21)	201
Y	10.34	0.40	0.51	0.91	(0.41)	—	—	(0.41)	10.84	9.00		994,424	0.57	(21)	0.56	(21)	3.80	(21)	201

The accompanying notes are an integral part of these financial statements.

290

Hartford Funds – Taxable Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Unconstrained Bond Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$10.07	$0.14	$(0.14)	$—	$(0.12)		$—	$—	$(0.12)	$9.95	0.05	%(6)	$64,387	1.18	%(7)	0.99	%(7)	2.84	%(7)	38%
B	10.06	0.10	(0.12)	(0.02)	(0.09)		—	—	(0.09)	9.95	(0.22	)(6)	1,455	2.12	(7)	1.74	(7)	2.08	(7)	38
C	10.09	0.11	(0.13)	(0.02)	(0.09)		—	—	(0.09)	9.98	(0.22	)(6)	15,479	1.87	(7)	1.74	(7)	2.14	(7)	38
I	10.07	0.16	(0.13)	0.03	(0.14)		—	—	(0.14)	9.96	0.28	(6)	5,595	0.82	(7)	0.74	(7)	3.16	(7)	38
R3	10.05	0.13	(0.13)	—	(0.11)		—	—	(0.11)	9.94	—	(6)	151	1.45	(7)	1.29	(7)	2.57	(7)	38
R4	10.05	0.14	(0.13)	0.01	(0.12)		—	—	(0.12)	9.94	0.15	(6)	436	1.15	(7)	0.99	(7)	2.91	(7)	38
R5	10.05	0.16	(0.13)	0.03	(0.14)		—	—	(0.14)	9.94	0.30	(6)	114	0.83	(7)	0.69	(7)	3.20	(7)	38
Y	10.04	0.16	(0.14)	0.02	(0.14)		—	—	(0.14)	9.92	0.20	(6)	21,089	0.74	(7)	0.69	(7)	3.21	(7)	38

For the Year Ended October 31, 2014
A	$10.06	$0.29	$0.02	$0.31	$(0.30	)(22)	$—	$—	$(0.30)	$10.07	3.16%		$70,192	1.17%		0.99%		2.86%		62%
B	10.06	0.21	0.02	0.23	(0.23	)(23)	—	—	(0.23)	10.06	2.30		1,974	2.08		1.74		2.12		62
C	10.09	0.21	0.02	0.23	(0.23	)(23)	—	—	(0.23)	10.09	2.29		15,869	1.86		1.74		2.11		62
I	10.07	0.31	0.02	0.33	(0.33	)(24)	—	—	(0.33)	10.07	3.32		5,311	0.77		0.73		3.10		62
R3	10.05	0.26	0.02	0.28	(0.28	)(22)	—	—	(0.28)	10.05	2.76		193	1.46		1.29		2.56		62
R4	10.05	0.29	0.02	0.31	(0.31	)(22)	—	—	(0.31)	10.05	3.07		161	1.15		0.99		2.85		62
R5	10.05	0.32	0.02	0.34	(0.34	)(24)	—	—	(0.34)	10.05	3.37		113	0.85		0.69		3.17		62
Y	10.03	0.32	0.02	0.34	(0.33	)(24)	—	—	(0.33)	10.04	3.48		19,584	0.73		0.69		3.16		62

For the Year Ended October 31, 2013
A	$10.51	$0.25	$(0.41)	$(0.16)	$(0.29)		$—	$—	$(0.29)	$10.06	(1.54)%		$85,062	1.13%		0.99%		2.43%		69%
B	10.51	0.17	(0.41)	(0.24)	(0.21)		—	—	(0.21)	10.06	(2.28)		3,234	2.01		1.74		1.68		69
C	10.53	0.17	(0.40)	(0.23)	(0.21)		—	—	(0.21)	10.09	(2.18)		18,711	1.82		1.74		1.67		69
I	10.51	0.28	(0.40)	(0.12)	(0.32)		—	—	(0.32)	10.07	(1.19)		1,602	0.76		0.74		2.69		69
R3	10.50	0.22	(0.41)	(0.19)	(0.26)		—	—	(0.26)	10.05	(1.83)		179	1.44		1.29		2.17		69
R4	10.50	0.25	(0.41)	(0.16)	(0.29)		—	—	(0.29)	10.05	(1.54)		130	1.11		0.99		2.46		69
R5	10.50	0.28	(0.41)	(0.13)	(0.32)		—	—	(0.32)	10.05	(1.24)		149	0.82		0.69		2.75		69
Y	10.48	0.29	(0.42)	(0.13)	(0.32)		—	—	(0.32)	10.03	(1.24)		17,992	0.71		0.69		2.85		69

For the Year Ended October 31, 2012
A	$10.06	$0.37	$0.47	$0.84	$(0.39)		$—	$—	$(0.39)	$10.51	8.47%		$120,395	1.09%		0.77%		3.59%		134%
B	10.05	0.30	0.47	0.77	(0.31)		—	—	(0.31)	10.51	7.77		5,187	1.96		1.53		2.92		134
C	10.07	0.29	0.48	0.77	(0.31)		—	—	(0.31)	10.53	7.76		29,736	1.79		1.52		2.83		134
I(25)	10.30	0.13	0.21	0.34	(0.13)		—	—	(0.13)	10.51	3.35	(6)	1,132	0.83	(7)	0.62	(7)	2.93	(7)	134
R3	10.04	0.33	0.49	0.82	(0.36)		—	—	(0.36)	10.50	8.27		141	1.40		1.06		3.20		134
R4	10.04	0.37	0.48	0.85	(0.39)		—	—	(0.39)	10.50	8.60		111	1.07		0.77		3.57		134
R5	10.04	0.40	0.48	0.88	(0.42)		—	—	(0.42)	10.50	8.92		111	0.77		0.47		3.87		134
Y	10.04	0.48	0.38	0.86	(0.42)		—	—	(0.42)	10.48	8.73		115	0.72		0.69		4.70		134

For the Year Ended October 31, 2011(13)
A	$9.98	$0.46	$0.10	$0.56	$(0.48)		$—	$—	$(0.48)	$10.06	5.71%		$126,654	1.06%		0.95%		4.56%		207%
B	9.98	0.38	0.09	0.47	(0.40)		—	—	(0.40)	10.05	4.82		7,324	1.88		1.70		3.82		207
C	10.00	0.38	0.09	0.47	(0.40)		—	—	(0.40)	10.07	4.81		27,057	1.74		1.70		3.80		207
R3(16)	9.89	0.03	0.15	0.18	(0.03)		—	—	(0.03)	10.04	1.81	(6)	102	1.34	(7)	1.25	(7)	4.29	(7)	207
R4(16)	9.89	0.04	0.14	0.18	(0.03)		—	—	(0.03)	10.04	1.84	(6)	102	1.04	(7)	0.95	(7)	4.58	(7)	207
R5(16)	9.89	0.04	0.15	0.19	(0.04)		—	—	(0.04)	10.04	1.87	(6)	102	0.74	(7)	0.65	(7)	4.87	(7)	207
Y	9.97	0.49	0.09	0.58	(0.51)		—	—	(0.51)	10.04	5.96		102,134	0.63		0.63		4.90		207

For the Year Ended October 31, 2010(13)
A	$9.54	$0.37	$0.45	$0.82	$(0.38)		$—	$—	$(0.38)	$9.98	8.82%		$138,388	1.04%		1.00%		3.75%		210%
B	9.53	0.29	0.47	0.76	(0.31)		—	—	(0.31)	9.98	8.13		10,007	1.87		1.75		3.02		210
C	9.55	0.30	0.46	0.76	(0.31)		—	—	(0.31)	10.00	8.14		26,778	1.72		1.72		3.03		210
Y	9.52	0.40	0.47	0.87	(0.42)		—	—	(0.42)	9.97	9.37		147,197	0.62		0.62		4.13		210

The accompanying notes are an integral part of these financial statements.

291

Hartford Funds – Taxable Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford World Bond Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$10.76	$0.04	$0.01	$0.05	$(0.33)	$—	$—	$(0.33)	$10.48	0.55	%(6)	$543,587	1.07	%(7)	1.05	%(7)	0.71	%(7)	67%
C	10.74	—	0.01	0.01	(0.29)	—	—	(0.29)	10.46	0.19	(6)	183,978	1.75	(7)	1.75	(7)	0.06	(7)	67
I	10.77	0.05	0.01	0.06	(0.34)	—	—	(0.34)	10.49	0.67	(6)	2,214,653	0.77	(7)	0.77	(7)	1.04	(7)	67
R3	10.77	0.02	0.01	0.03	(0.31)	—	—	(0.31)	10.49	0.39	(6)	910	1.37	(7)	1.35	(7)	0.45	(7)	67
R4	10.78	0.05	(0.01)	0.04	(0.33)	—	—	(0.33)	10.49	0.46	(6)	4,155	1.07	(7)	1.05	(7)	1.05	(7)	67
R5	10.76	0.06	—	0.06	(0.34)	—	—	(0.34)	10.48	0.68	(6)	298	0.81	(7)	0.75	(7)	1.07	(7)	67
R6(20)	10.78	0.06	0.01	0.07	(0.35)	—	—	(0.35)	10.50	0.63	(6)	10	0.64	(7)	0.64	(7)	1.14	(7)	67
Y	10.77	0.06	0.02	0.08	(0.35)	—	—	(0.35)	10.50	0.72	(6)	568,453	0.66	(7)	0.66	(7)	1.15	(7)	67

For the Year Ended October 31, 2014
A	$10.63	$0.12	$0.17	$0.29	$(0.13)	$(0.03)	$—	$(0.16)	$10.76	2.74%		$422,689	1.02%		0.99%		1.15%		140%
C	10.61	0.04	0.17	0.21	(0.05)	(0.03)	—	(0.08)	10.74	2.00		179,147	1.76		1.73		0.41		140
I	10.64	0.15	0.17	0.32	(0.16)	(0.03)	—	(0.19)	10.77	3.03		1,966,455	0.76		0.74		1.40		140
R3	10.64	0.09	0.17	0.26	(0.10)	(0.03)	—	(0.13)	10.77	2.42		759	1.39		1.32		0.82		140
R4	10.64	0.12	0.18	0.30	(0.13)	(0.03)	—	(0.16)	10.78	2.80		725	1.07		1.02		1.12		140
R5	10.63	0.15	0.17	0.32	(0.16)	(0.03)	—	(0.19)	10.76	3.03		226	0.79		0.70		1.42		140
Y	10.64	0.16	0.17	0.33	(0.17)	(0.03)	—	(0.20)	10.77	3.11		517,167	0.67		0.64		1.50		140

For the Year Ended October 31, 2013
A	$10.77	$0.10	$0.06	$0.16	$(0.18)	$(0.12)	$—	$(0.30)	$10.63	1.47%		$481,684	1.03%		0.93%		0.95%		129%
C	10.76	0.02	0.05	0.07	(0.10)	(0.12)	—	(0.22)	10.61	0.67		177,802	1.77		1.67		0.21		129
I	10.78	0.13	0.05	0.18	(0.20)	(0.12)	—	(0.32)	10.64	1.71		891,048	0.79		0.69		1.19		129
R3	10.78	0.06	0.05	0.11	(0.13)	(0.12)	—	(0.25)	10.64	1.03		519	1.40		1.25		0.60		129
R4	10.78	0.10	0.05	0.15	(0.17)	(0.12)	—	(0.29)	10.64	1.40		976	1.08		0.95		0.92		129
R5	10.77	0.13	0.06	0.19	(0.21)	(0.12)	—	(0.33)	10.63	1.73		372	0.79		0.65		1.18		129
Y	10.78	0.14	0.05	0.19	(0.21)	(0.12)	—	(0.33)	10.64	1.81		340,669	0.68		0.58		1.30		129

For the Year Ended October 31, 2012
A	$10.32	$0.10	$0.59	$0.69	$(0.20)	$(0.04)	$—	$(0.24)	$10.77	6.79%		$250,916	1.11%		0.95%		0.95%		191%
C	10.31	0.02	0.60	0.62	(0.13)	(0.04)	—	(0.17)	10.76	6.12		97,235	1.83		1.67		0.19		191
I	10.32	0.12	0.60	0.72	(0.22)	(0.04)	—	(0.26)	10.78	7.11		421,508	0.86		0.70		1.14		191
R3	10.32	0.09	0.57	0.66	(0.16)	(0.04)	—	(0.20)	10.78	6.51		1,297	1.51		1.25		0.85		191
R4	10.32	0.12	0.57	0.69	(0.19)	(0.04)	—	(0.23)	10.78	6.82		1,345	1.21		0.95		1.15		191
R5	10.32	0.15	0.56	0.71	(0.22)	(0.04)	—	(0.26)	10.77	7.03		1,276	0.91		0.65		1.45		191
Y	10.32	0.12	0.61	0.73	(0.23)	(0.04)	—	(0.27)	10.78	7.18		197,637	0.73		0.57		1.12		191

For the Period Ended October 31, 2011(14)
A(14)	$10.00	$0.09	$0.28	$0.37	$(0.05)	$—	$—	$(0.05)	$10.32	3.74	%(6)	$33,346	1.27	%(7)	0.85	%(7)	1.93	%(7)	50	%(6)
C(14)	10.00	0.05	0.28	0.33	(0.02)	—	—	(0.02)	10.31	3.33	(6)	9,175	2.03	(7)	1.61	(7)	1.18	(7)	50	(6)
I(14)	10.00	0.09	0.29	0.38	(0.06)	—	—	(0.06)	10.32	3.84	(6)	24,552	1.01	(7)	0.59	(7)	2.10	(7)	50	(6)
R3(14)	10.00	0.07	0.29	0.36	(0.04)	—	—	(0.04)	10.32	3.58	(6)	2,071	1.72	(7)	1.25	(7)	1.64	(7)	50	(6)
R4(14)	10.00	0.09	0.28	0.37	(0.05)	—	—	(0.05)	10.32	3.70	(6)	2,073	1.42	(7)	0.95	(7)	1.94	(7)	50	(6)
R5(14)	10.00	0.10	0.28	0.38	(0.06)	—	—	(0.06)	10.32	3.83	(6)	2,076	1.12	(7)	0.65	(7)	2.24	(7)	50	(6)
Y(14)	10.00	0.10	0.28	0.38	(0.06)	—	—	(0.06)	10.32	3.85	(6)	9,344	1.02	(7)	0.60	(7)	2.29	(7)	50	(6)

The accompanying notes are an integral part of these financial statements.

292

Hartford Funds – Taxable Fixed Income Funds

Financial Highlights – (continued)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(6)	Not annualized.
(7)	Annualized.
(8)	Commenced operations on November 29, 2013.
(9)	Included in this amount are tax distributions from capital of ($0.36).
(10)	Included in this amount are tax distributions from capital of ($0.30).
(11)	Included in this amount are tax distributions from capital of ($0.39).
(12)	Included in this amount are tax distributions from capital of ($0.34).
(13)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(14)	Commenced operations on May 31, 2011.
(15)	Included in this amount are tax distributions from capital of ($0.02).
(16)	Commenced operations on September 30, 2011.
(17)	Class L was merged into Class A on August 5, 2011.
(18)	Commenced operations on November 30, 2012.
(19)	Commenced operations on February 26, 2010.
(20)	Commenced operations on November 7, 2014.
(21)	Ratios do not include expenses of the Underlying Funds.
(22)	Included in this amount are tax distributions from capital of ($0.04).
(23)	Included in this amount are tax distributions from capital of ($0.03).
(24)	Included in this amount are tax distributions from capital of ($0.05).
(25)	Commenced operations on May 25, 2012.

The accompanying notes are an integral part of these financial statements.

293

Hartford Funds – Taxable Fixed Income Funds

Directors and Officers (Unaudited)

The Board of Directors of the Company (the “Directors”) appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. (“The Hartford”) are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and one of the Company’s Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment Funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corp. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College.

294

Hartford Funds – Taxable Fixed Income Funds

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

295

Hartford Funds – Taxable Fixed Income Funds

Directors and Officers (Unaudited) – (continued)

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as the Treasurer of HFMG. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund and the Retail Funds from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

296

Hartford Funds – Taxable Fixed Income Funds

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2014 through April 30, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hartford Duration-Hedged Strategic Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$983.80	$2.66	$1,000.00	$1,022.12	$2.71	0.54%	181	365
Class C	$1,000.00	$979.30	$6.28	$1,000.00	$1,018.45	$6.41	1.28%	181	365
Class I	$1,000.00	$985.40	$1.18	$1,000.00	$1,023.60	$1.20	0.24%	181	365
Class R3	$1,000.00	$981.20	$4.22	$1,000.00	$1,020.53	$4.31	0.86%	181	365
Class R4	$1,000.00	$982.70	$2.75	$1,000.00	$1,022.02	$2.81	0.56%	181	365
Class R5	$1,000.00	$984.20	$1.28	$1,000.00	$1,023.51	$1.30	0.26%	181	365
Class Y	$1,000.00	$984.70	$0.79	$1,000.00	$1,024.00	$0.80	0.16%	181	365

297

Hartford Funds – Taxable Fixed Income Funds

Expense Example (Unaudited) – (continued)

The Hartford Emerging Markets Local Debt Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$929.10	$6.12	$1,000.00	$1,018.45	$6.41	1.28%	181	365
Class C	$1,000.00	$925.30	$9.64	$1,000.00	$1,014.78	$10.09	2.02%	181	365
Class I	$1,000.00	$930.10	$4.64	$1,000.00	$1,019.98	$4.86	0.97%	181	365
Class R3	$1,000.00	$927.60	$7.55	$1,000.00	$1,016.96	$7.90	1.58%	181	365
Class R4	$1,000.00	$929.00	$6.12	$1,000.00	$1,018.45	$6.41	1.28%	181	365
Class R5	$1,000.00	$930.40	$4.69	$1,000.00	$1,019.94	$4.91	0.98%	181	365
Class Y	$1,000.00	$930.40	$4.50	$1,000.00	$1,020.13	$4.71	0.94%	181	365

The Hartford Floating Rate Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,014.00	$4.89	$1,000.00	$1,019.94	$4.91	0.98%	181	365
Class B	$1,000.00	$1,010.10	$8.72	$1,000.00	$1,016.12	$8.75	1.75%	181	365
Class C	$1,000.00	$1,010.30	$8.57	$1,000.00	$1,016.27	$8.60	1.72%	181	365
Class I	$1,000.00	$1,015.20	$3.60	$1,000.00	$1,021.22	$3.61	0.72%	181	365
Class R3	$1,000.00	$1,012.60	$6.24	$1,000.00	$1,018.60	$6.26	1.25%	181	365
Class R4	$1,000.00	$1,013.90	$4.99	$1,000.00	$1,019.84	$5.01	1.00%	181	365
Class R5	$1,000.00	$1,016.50	$3.50	$1,000.00	$1,021.32	$3.51	0.70%	181	365
Class Y	$1,000.00	$1,016.80	$3.20	$1,000.00	$1,021.62	$3.21	0.64%	181	365

The Hartford Floating Rate High Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,007.00	$5.23	$1,000.00	$1,019.59	$5.26	1.05%	181	365
Class C	$1,000.00	$1,003.30	$8.94	$1,000.00	$1,015.87	$9.00	1.80%	181	365
Class I	$1,000.00	$1,008.30	$3.98	$1,000.00	$1,020.83	$4.01	0.80%	181	365
Class R3	$1,000.00	$1,005.50	$6.71	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class R4	$1,000.00	$1,007.00	$5.23	$1,000.00	$1,019.59	$5.26	1.05%	181	365
Class R5	$1,000.00	$1,009.50	$3.74	$1,000.00	$1,021.08	$3.76	0.75%	181	365
Class Y	$1,000.00	$1,008.50	$3.73	$1,000.00	$1,021.08	$3.76	0.75%	181	365

298

Hartford Funds – Taxable Fixed Income Funds

Expense Example (Unaudited) – (continued)

The Hartford High Yield Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,011.50	$5.24	$1,000.00	$1,019.59	$5.26	1.05%	181	365
Class B	$1,000.00	$1,006.50	$8.96	$1,000.00	$1,015.87	$9.00	1.80%	181	365
Class C	$1,000.00	$1,007.80	$8.96	$1,000.00	$1,015.87	$9.00	1.80%	181	365
Class I	$1,000.00	$1,011.40	$3.99	$1,000.00	$1,020.83	$4.01	0.80%	181	365
Class R3	$1,000.00	$1,008.70	$6.72	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class R4	$1,000.00	$1,011.50	$5.24	$1,000.00	$1,019.59	$5.26	1.05%	181	365
Class R5	$1,000.00	$1,011.70	$3.74	$1,000.00	$1,021.08	$3.76	0.75%	181	365
Class Y	$1,000.00	$1,011.90	$3.49	$1,000.00	$1,021.32	$3.51	0.70%	181	365

The Hartford Inflation Plus Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,002.40	$4.22	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class B	$1,000.00	$998.30	$7.93	$1,000.00	$1,016.86	$8.00	1.60%	181	365
Class C	$1,000.00	$998.30	$7.93	$1,000.00	$1,016.86	$8.00	1.60%	181	365
Class I	$1,000.00	$1,003.40	$2.98	$1,000.00	$1,021.82	$3.01	0.60%	181	365
Class R3	$1,000.00	$1,000.40	$5.95	$1,000.00	$1,018.84	$6.01	1.20%	181	365
Class R4	$1,000.00	$1,002.40	$4.47	$1,000.00	$1,020.33	$4.51	0.90%	181	365
Class R5	$1,000.00	$1,003.40	$2.98	$1,000.00	$1,021.82	$3.01	0.60%	181	365
Class Y	$1,000.00	$1,003.40	$2.63	$1,000.00	$1,022.17	$2.66	0.53%	181	365

The Hartford Quality Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,018.10	$4.60	$1,000.00	$1,020.23	$4.61	0.92%	181	365
Class C	$1,000.00	$1,014.10	$8.29	$1,000.00	$1,016.56	$8.30	1.66%	181	365
Class I	$1,000.00	$1,020.20	$3.26	$1,000.00	$1,021.57	$3.26	0.65%	181	365
Class R3	$1,000.00	$1,016.80	$6.25	$1,000.00	$1,018.60	$6.26	1.25%	181	365
Class R4	$1,000.00	$1,018.00	$4.75	$1,000.00	$1,020.08	$4.76	0.95%	181	365
Class R5	$1,000.00	$1,020.10	$3.26	$1,000.00	$1,021.57	$3.26	0.65%	181	365
Class Y	$1,000.00	$1,020.30	$3.01	$1,000.00	$1,021.82	$3.01	0.60%	181	365

299

Hartford Funds – Taxable Fixed Income Funds

Expense Example (Unaudited) – (continued)

The Hartford Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,010.70	$4.24	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class B	$1,000.00	$1,010.70	$4.24	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class C	$1,000.00	$1,007.00	$7.91	$1,000.00	$1,016.91	$7.95	1.59%	181	365
Class I	$1,000.00	$1,012.30	$2.64	$1,000.00	$1,022.17	$2.66	0.53%	181	365
Class R3	$1,000.00	$1,009.20	$5.73	$1,000.00	$1,019.09	$5.76	1.15%	181	365
Class R4	$1,000.00	$1,010.70	$4.24	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class R5	$1,000.00	$1,012.20	$2.74	$1,000.00	$1,022.07	$2.76	0.55%	181	365
Class Y	$1,000.00	$1,012.50	$2.45	$1,000.00	$1,022.37	$2.46	0.49%	181	365

The Hartford Strategic Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,002.20	$4.72	$1,000.00	$1,020.08	$4.76	0.95%	181	365
Class B	$1,000.00	$999.60	$8.43	$1,000.00	$1,016.36	$8.50	1.70%	181	365
Class C	$1,000.00	$999.70	$8.43	$1,000.00	$1,016.36	$8.50	1.70%	181	365
Class I	$1,000.00	$1,003.50	$3.48	$1,000.00	$1,021.32	$3.51	0.70%	181	365
Class R3	$1,000.00	$1,000.90	$6.20	$1,000.00	$1,018.60	$6.26	1.25%	181	365
Class R4	$1,000.00	$1,002.30	$4.72	$1,000.00	$1,020.08	$4.76	0.95%	181	365
Class R5	$1,000.00	$1,003.80	$3.23	$1,000.00	$1,021.57	$3.26	0.65%	181	365
Class R6(1)	$1,000.00	$1,007.20	$2.84	$1,000.00	$1,020.73	$2.86	0.60%	172	365
Class Y	$1,000.00	$1,004.00	$2.98	$1,000.00	$1,021.82	$3.01	0.60%	181	365

(1)	Commenced operations on November 7, 2014.

300

Hartford Funds – Taxable Fixed Income Funds

Expense Example (Unaudited) – (continued)

The Hartford Total Return Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,013.30	$4.29	$1,000.00	$1,020.53	$4.31	0.86%	181	365
Class B	$1,000.00	$1,009.70	$8.07	$1,000.00	$1,016.76	$8.10	1.62%	181	365
Class C	$1,000.00	$1,010.70	$7.88	$1,000.00	$1,016.96	$7.90	1.58%	181	365
Class I	$1,000.00	$1,014.90	$2.80	$1,000.00	$1,022.02	$2.81	0.56%	181	365
Class R3	$1,000.00	$1,012.60	$5.79	$1,000.00	$1,019.04	$5.81	1.16%	181	365
Class R4	$1,000.00	$1,014.20	$4.20	$1,000.00	$1,020.63	$4.21	0.84%	181	365
Class R5	$1,000.00	$1,015.70	$2.70	$1,000.00	$1,022.12	$2.71	0.54%	181	365
Class R6(1)	$1,000.00	$1,015.60	$2.09	$1,000.00	$1,021.49	$2.10	0.44%	172	365
Class Y	$1,000.00	$1,016.20	$2.20	$1,000.00	$1,022.61	$2.21	0.44%	181	365

(1)	Commenced operations on November 7, 2014.

The Hartford Unconstrained Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,000.50	$4.91	$1,000.00	$1,019.89	$4.96	0.99%	181	365
Class B	$1,000.00	$997.80	$8.62	$1,000.00	$1,016.17	$8.70	1.74%	181	365
Class C	$1,000.00	$997.80	$8.62	$1,000.00	$1,016.17	$8.70	1.74%	181	365
Class I	$1,000.00	$1,002.80	$3.67	$1,000.00	$1,021.13	$3.71	0.74%	181	365
Class R3	$1,000.00	$1,000.00	$6.40	$1,000.00	$1,018.40	$6.46	1.29%	181	365
Class R4	$1,000.00	$1,001.50	$4.91	$1,000.00	$1,019.89	$4.96	0.99%	181	365
Class R5	$1,000.00	$1,003.00	$3.43	$1,000.00	$1,021.37	$3.46	0.69%	181	365
Class Y	$1,000.00	$1,002.00	$3.43	$1,000.00	$1,021.37	$3.46	0.69%	181	365

301

Hartford Funds – Taxable Fixed Income Funds

Expense Example (Unaudited) – (continued)

The Hartford World Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,005.50	$5.22	$1,000.00	$1,019.59	$5.26	1.05%	181	365
Class C	$1,000.00	$1,001.90	$8.69	$1,000.00	$1,016.12	$8.75	1.75%	181	365
Class I	$1,000.00	$1,006.70	$3.83	$1,000.00	$1,020.98	$3.86	0.77%	181	365
Class R3	$1,000.00	$1,003.90	$6.71	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class R4	$1,000.00	$1,004.60	$5.22	$1,000.00	$1,019.59	$5.26	1.05%	181	365
Class R5	$1,000.00	$1,006.80	$3.73	$1,000.00	$1,021.08	$3.76	0.75%	181	365
Class R6(1)	$1,000.00	$1,006.30	$3.03	$1,000.00	$1,020.55	$3.05	0.64%	172	365
Class Y	$1,000.00	$1,007.20	$3.28	$1,000.00	$1,021.52	$3.31	0.66%	181	365

(1)	Commenced operations on November 7, 2014.

302

Hartford Funds – Taxable Fixed Income Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: (Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, High Yield Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund, World Bond Fund) Actively trading investments may result in higher costs and higher taxable income.

Derivatives Risk: (All funds except Floating Rate Fund) Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment Risk: (Floating Rate Fund, High Yield Fund) Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: (All funds except Quality Bond Fund) Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Fund of Funds Risk: (Duration-Hedged Strategic Income Fund) The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage and asset-backed securities, and derivatives.

Inflation Protected Securities Risk: (Emerging Markets Local Debt Fund, Inflation Plus Fund) The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

Junk Bond Risk: (Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Short Duration Fund, Strategic Income Fund, Unconstrained Bond Fund, World Bond Fund) Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: (Duration-Hedged Strategic Income Fund, Floating Rate Fund, Floating Rate High Fund, Income Short Duration Fund, Strategic Income Fund, Unconstrained Bond Fund) The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mortgage-Backed Securities Risk: (Duration-Hedged Strategic Income Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund, World Bond Fund) Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Non-Diversified Risk: (Emerging Markets Local Debt Fund, Floating Rate High Income Fund, World Bond Fund) The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund.

Reverse Repurchase Agreements and Dollar Rolls Risk: (Quality Bond Fund) Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the repurchase price. These investments may also subject the Fund to the risk that the counterparty will not fulfill its obligations.

To Be Announced (TBA) Securities Risk – (Duration-Hedged Strategic Income Fund, Quality Bond Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund) TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s results.

The Hartford Floating Rate Fund and The Hartford Floating Rate High Income Fund should not be considered an alternative to CDs or money market funds. These Funds are for investors who are looking to complement their traditional fixed-income investments.

303

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC

Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-TF15 6/15 117963	Printed in U.S.A.	hartfordfunds .com

HARTFORDFUNDS

Our benchmark is the investor.™

ALTERNATIVE FUNDS

2015 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

The now six-year-old bull market in equities continued through the six months ended April 30, 2015, the period of this report, after notching its sixth-consecutive calendar year of positive returns in 2014. From its financial-crisis low in March 2009, the S&P 500 Index[1] has grown more than 200%. Returns have been modest so far in 2015, with the S&P 500 Index gaining just less than 2% through April, yet the Index generally managed to stay in positive territory during the period.

A stronger U.S. dollar, a result of divergent domestic and foreign central-bank policies, and cheaper oil, due to a supply glut unmatched by demand, were market drivers during the period.

In addition, central banks around the globe continue to play an important role in influencing investor and market movement.

On the domestic front, the U.S. Federal Reserve (Fed) ended its bond-buying quantitative-easing (QE) program in late 2014. Now, investor focus is centered on Fed meetings to determine the timeline for future rate hikes, which is dependent on the rate of economic growth, employment rates, and inflation expectations. Currently, rate increases are expected to take place in late 2015. When the Fed begins to raise rates, the shift is likely to be felt by fixed-income investors in particular, as bonds are generally more sensitive to shifting rates than equities.

Though QE ended in the U.S., it is still in use overseas. The Bank of Japan ramped up their existing QE program to stimulate growth by increasing the amount of purchases in their bond-buying program. The European Central Bank started its own program of bond purchases in early 2015 to lower borrowing costs in hopes of stimulating the sluggish economies in the Eurozone. In particular, Greece remains a source of concern as it tries to negotiate its debt repayment to satisfy its creditors.

As the second half of the year approaches, the continuing role of central banks and macroeconomic events in financial markets serves as an important reminder to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Funds – Alternative Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global Alpha Fund inception 12/14/2012

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a positive total return that exceeds the return on 3-Month U.S. Treasury bills over the long-term (generally at least three years) regardless of market conditions.

The chart above represents the hypotetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/15)

	6 Months[1]	1 Year	Since Inception[2]
Global Alpha A3	0.21%	-0.31%	-2.09%
Global Alpha A4	-5.30%	-5.80%	-4.40%
Global Alpha C3	-0.11%	-1.06%	-2.79%
Global Alpha C4	-1.11%	-2.05%	-2.79%
Global Alpha I3	0.31%	-0.10%	-1.83%
Global Alpha R3[3]	0.00%	-0.84%	-2.48%
Global Alpha R4[3]	0.11%	-0.52%	-2.22%
Global Alpha R5[3]	0.32%	-0.21%	-1.92%
Global Alpha Y3	0.31%	-0.10%	-1.83%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%	0.02%	0.05%

[1]	Not Annualized
[2]	Inception: 12/14/2012
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Alpha Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Global Alpha Class A	1.44%	1.44%
Global Alpha Class C	2.14%	2.14%
Global Alpha Class I	1.13%	1.13%
Global Alpha Class R3	1.83%	1.83%
Global Alpha Class R4	1.53%	1.53%
Global Alpha Class R5	1.23%	1.23%
Global Alpha Class Y	1.15%	1.15%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Robert L. Evans

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

John Soukas

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Global Alpha Fund returned 0.21%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index, which returned 0.01% for the same period. The Fund underperformed the 1.41% average return of the Lipper Absolute Return Funds peer group, a group of funds which aim for positive returns in all market conditions. The funds in the Lipper Absolute Return Funds peer group are not benchmarked against a traditional long only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult, arising from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April of 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter of 2015. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

3

The Hartford Global Alpha Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Absolute returns in the major fixed income sectors were mixed as the decline in government bond yields was not enough to offset the credit-spread widening in certain sectors such as high yield and emerging markets.

Our quantitatively-oriented country positioning is primarily implemented through the use of exchange-traded government bond futures. Our currency and duration positioning is primarily implemented through the use of currency forward contracts and through the use of exchange-traded government bond futures and to a lesser extent, using over the counter derivative instruments including interest rate swaps. Our credit positioning is primarily implemented through the use of cash bonds and credit default swaps.

The Fund’s macro and credit strategies contributed positively to results over the period while quantitative strategies detracted. Within macro strategies, our duration strategies were primary contributors while our relative country and yield curve strategies were also modest contributors as well. Our overweight duration positions in front-end and intermediate U.K. interest rates, particularly in the fourth quarter of 2014, were positive contributors as weakening cycle data and weak inflation pushed out policy tightening expectations from the Bank of England (BoE). In addition, our tactical long positions in Australia held in the first quarter were beneficial, as the Chinese slowdown continued to push Australian yields lower. Within our macro yield curve strategies, U.S. curve steepeners (trades that seek to take advantage of a widening between short-term and long-term interest rates on a particular yield curve, resulting in a “steeper” curve, typically expressed through highly liquid derivatives instruments) aided results, particularly in April 2015 as the curve steepened driven by a rise in intermediate to longer-end yields. Within our quantitative strategies, our country relative value positions detracted from results. In particular, our long U.S. 10-year vs U.K. 10-year positions detracted as spreads widened driven by a strong sell off in U.K. yields. Helping to partially offset the this negative performance within quantitative were our long Emerging Markets duration positions within South Africa, Mexico and Poland as our models had identified various risk premium mispricings in these countries. Within credit, our modest positioning in investment grade and high yield credit aided performance as spreads generally tightened during the period, driven by investors’ continued search for yield and positive market technicals.

What is the outlook?

We expect that major developed market interest rates should be stable and anchored by Bank of Japan and ECB easing. We believe that, while more recent economic data in the U.S. has been weak, longer-term metrics point to upside in inflation and further employment gains that will likely prompt the Fed to begin a hiking cycle towards the end of 2015. We ended the period with a duration of -2.49 years. We held long duration positions in the U.K. and Australia with key short duration positions in the U.S. and Japan. In country relative value strategies, our long positions were centered in the U.S. and U.K., while our short positions were in Australia and Canada. We continue to tactically manage exposure to credit, favoring U.S. names where there is a focus on deleveraging, and European financials where we expect to benefit from continued ECB liquidity.

4

The Hartford Global Real Asset Fund inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

The chart above represents the hypotetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/15)

	6 Months[1]	1 Year	Since Inception[2]
Global Real Asset A3	-3.40%	-11.07%	-0.40%
Global Real Asset A4	-8.71%	-15.96%	-1.54%
Global Real Asset C3	-3.81%	-11.73%	-1.14%
Global Real Asset C4	-4.78%	-12.61%	-1.14%
Global Real Asset I3	-3.35%	-10.85%	-0.16%
Global Real Asset R3[3]	-3.54%	-11.26%	-0.63%
Global Real Asset R4[3]	-3.39%	-10.96%	-0.35%
Global Real Asset R5[3]	-3.35%	-10.84%	-0.12%
Global Real Asset Y3	-3.31%	-10.80%	-0.06%
Barclays U.S. TIPS 1-10 Year Index	0.60%	0.98%	2.86%
Bloomberg Commodity Index Total Return	-11.87%	-24.69%	-3.71%
Global Real Asset Fund Blended Index	-3.63%	-9.82%	1.97%
MSCI All Country World Commodity Producers Index	-5.17%	-13.91%	1.69%

[1]	Not Annualized
[2]	Inception: 05/28/2010
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Bloomberg Commodity Index Total Return (formerly Dow Jones UBS Commodities Index) is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Global Real Asset Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 55% MSCI All Country World Commodity Producers Index, 35% Barclays U.S. TIPS 1-10 Year Index and 10% Bloomberg Commodity Index Total Return.

MSCI All Country World Commodity Producers Index is a free float-adjusted market capitalization index that is designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

5

The Hartford Global Real Asset Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Global Real Asset Class A	1.35%	1.58%
Global Real Asset Class C	2.10%	2.31%
Global Real Asset Class I	1.09%	1.21%
Global Real Asset Class R3	1.60%	1.93%
Global Real Asset Class R4	1.30%	1.55%
Global Real Asset Class R5	1.05%	1.26%
Global Real Asset Class Y	1.00%	1.15%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Consolidated Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Scott M. Elliott

Senior Managing Director and Asset Allocation Portfolio Manager

Wellington Management Company LLP

Brian M. Garvey

Senior Managing Director and Asset Allocation Portfolio Manager

Wellington Management Company LLP

Jay Bhutani

Managing Director and Natural Resources Portfolio Manager

Wellington Management Company LLP

David A. Chang, CFA

Senior Managing Director and Commodities Portfolio Manager

Wellington Management Company LLP

Lindsay T. Politi*

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Global Real Asset Fund returned -3.40%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s custom benchmark (55% MSCI All Country World Commodity Producers Index, 35% Barclays U.S. TIPS 1-10 Year Index, and 10% Bloomberg Commodity Index Total Return), which returned -3.63% for the same period. The Fund underperformed the 2.18% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. For the period, the MSCI All Country World Commodity Producers Index returned -5.17%, the Barclays U.S. TIPS 1-10 Year Index returned 0.60%, and the Bloomberg Commodity Index Total Return returned -11.87%.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter of 2014.

In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing

*	Effective May 6, 2015, M.S. Politi is no longer a Portfolio Manager of the Fund.

6

The Hartford Global Real Asset Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central Bank announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts. Energy stocks continued to struggle as the weakened crude oil price environment persisted, coupled with a continued slowdown in commodities driven in part by decelerating economic momentum in China. Global natural resource equities broadly were weighed down by weak performance from both energy companies and metals and mining-related stocks.

Commodities returned -11.87% during the period as represented by Bloomberg Commodities Index. Precious Metals was the only one of the four commodity sectors to post positive returns. Energy, particularly natural gas and crude oil, Agriculture and Livestock, particularly coffee and lean hogs, and Industrial Metals Commodities, particularly nickel, posted negative returns during the period.

Treasury Inflation Protected Securities (TIPS) returned 0.60% during the period as represented by the Barclays U.S. TIPS 1-10 Year index. The TIPS curve flattened during the period; consequently, longer dated maturities outperformed shorter maturities, as rates fell across the curve and long-term inflation breakeven rates, which can be regarded as a proxy for the market’s inflation expectations, rose moderately.

The Fund has four primary levers to seek to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. The Fund’s outperformance as compared to its custom benchmark was driven primarily by asset allocation decisions. In addition, weak security selection within the Metals & Mining portion of the Fund detracted from relative results. Our out-of-benchmark allocations to inflation opportunities and inflation-sensitive infrastructure equities, along with an allocation to Precious Metals equities were additive. The team’s underweight allocation to Energy in aggregate also proved to be a sound investment decision. Security selection within Energy also added to performance relative to the custom benchmark, however, an underweight allocation to TIPS, and an out-of-benchmark allocation to emerging market inflation linked bonds detracted from results over the period.

The commodities portion of the Fund underperformed the Bloomberg Commodity Index primarily due to an overweight to the Energy sector and a significant underweight to agriculture and livestock. Security selection within all four sectors also detracted from performance relative to the Bloomberg Commodity Index, as did contract selection within agriculture and livestock. This was partially offset by an overweight to precious metals and contract selection within energy. Commodities exposure is gained through derivatives, primarily total return swaps and futures.

What is the outlook?

As we look forward, the collapse in oil prices continues to feed through to headline consumer price index (CPI) and as anticipated, headline CPI moved negative on a year-on-year basis in January for the first time since late 2009. We expect headline CPI to find a bottom sometime in the second quarter of 2015, and believe the markets are already starting to anticipate a normalization back towards a 2–3% level by late 2015 or early 2016. U.S. breakeven inflation rates, which can be regarded as a proxy for the market’s inflation expectations, appear to have bottomed in January and have started moving higher. Core inflation has remained resilient, supported by housing and services. Another factor supporting breakeven inflation rates and core inflation has been wage pressures where the employment cost index (ECI) is now running above 2% with leading indicators pointing higher.

A positive byproduct of the sell-off within energy is the cost savings to consumers globally. As we have highlighted previously, lower oil prices can function like a tax cut to consumers, providing a boost to global growth. In addition, low to negative inflation levels and the desire to avoid deflation has led to increased central bank liquidity in Europe, Japan and China. We believe this should help counter the declining inflation trend and act positively in favor of inflation sensitive assets. Against this backdrop, we continue to believe that inflation sensitive assets remain an attractively priced hedge against future inflationary pressures. We believe that natural resource related equities and commodities remain at attractive valuation levels across a variety of metrics. We consider these assets to be some of the cheapest assets available in capital markets and we will be looking to opportunistically add to favored assets.

7

Hartford Long/Short Global Equity Fund inception 08/29/2014

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide long-term capital appreciation

The chart above represents the hypotetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/15)

	6 Months[1]	Since Inception[2]
Long/Short Global Equity A3	7.69%	5.43%
Long/Short Global Equity A4	1.77%	-3.12%
Long/Short Global Equity C3	7.28%	4.67%
Long/Short Global Equity C4	6.28%	3.16%
Long/Short Global Equity I3	7.80%	5.59%
Long/Short Global Equity Y3	7.90%	5.74%
Hedge Fund Research, Inc. Equity Hedge Index	3.76%	3.49%
MSCI All Country World Index	5.24%	2.61%

[1]	Not Annualized
[2]	Inception: 08/29/2014. Cumulative returns not annualized.
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Hedge Fund Research, Inc. Equity Hedge Index is an unmanaged index of accounts that maintain positions both long and short in primarily equity and equity derivative securities.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

8

Hartford Long/Short Global Equity Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Long/Short Global Equity Class A	3.02%	3.32%
Long/Short Global Equity Class C	3.77%	4.07%
Long/Short Global Equity Class I	2.77%	3.08%
Long/Short Global Equity Class Y	2.62%	3.08%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Kenneth L. Abrams

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald S. Tunnell

Senior Managing Director, Co-Director of Quantitative Investments, Direct of Quantitative Research and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of the Hartford Long/Short Global Equity Fund returned 7.69%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 5.24% for the same period. The Fund outperformed the Hedge Fund Research, Inc. Equity Hedge Index, which returned 3.76% for the same period. The Fund also outperformed the 2.25% average return of the Lipper Alternative Long Short Global Equity funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter of 2014. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the

European Central Bank announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Eight of the ten sectors in the MSCI All Country World Index rose during the period. Consumer Discretionary (+12%), Healthcare (+9%), and Information Technology (+8%) rose the most while returns in Energy (-5%), Utilities (-2%), and Telecommunication Services (+4%), lagged on a relative basis.

There are two main drivers of Fund performance: whether stocks in the long portion of the portfolio generate positive returns and whether stocks in the short portion of the portfolio generate negative returns.

The Fund had a positive absolute return and outperformed the MSCI All Country World Index during the period. Global equity markets rose led by small-cap stocks, which created a beneficial market environment for the Fund. The combination of positive market returns and strong stock selection in the long and short portions of the Fund drove performance.

In the long portion of the Fund, on an absolute basis, performance was strongest within Industrials, Consumer Discretionary, and

9

Hartford Long/Short Global Equity Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Healthcare. On a country basis, absolute performance was strongest within the United States, United Kingdom, and Japan. Qantas Airways (Industrials) and Abengoa (Industrials) were the top absolute contributor and detractor, respectively, to the long portfolio. Qantas Airways, an Australia based airline company, saw shares rise following a successful cost-cutting program, a reduction in the oil price, and gradual improvement in passenger numbers. Additionally, the company announced strong 6-month earnings results in February further pushing the stock higher. Abengoa, a company domiciled in Spain that applies technology solutions for sustainable development in the energy and environment sectors, saw shares fall following the announcement that the company had signed a €1.4 billion revolving loan in order to lower its cost of financing and extend its maturity profile.

The short portion of the Fund detracted slightly from absolute performance as an upward trending market environment had an adverse impact on this portion of the portfolio. Short positions detracted the most from absolute returns in the Financials and Consumer Discretionary sectors; however, this was partially offset by short positions in Energy, which contributed to performance as the sector as a whole suffered with the decline in oil prices. On a country basis, short positions in Europe, particularly Switzerland, Germany, and the United Kingdom detracted from absolute returns while short positions in the United States, Argentina, and Brazil contributed to absolute returns.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the global economy to gradually work its way free of the cycle of currency weakness, falling commodity prices, and deflationary fears. We believe growth should begin to accelerate globally in late 2015. On the long side, our bottom-up process is driven by fundamental research at the company level and supported by our quantitative and macro analytic tools. On the short side, we utilize a quantitative model and optimization process to build a short portfolio of securities that we believe are more likely to underperform the MSCI All Country World Index over time, while maintaining the intended profile of the Fund.

At the end of the period, our largest sector exposures were to Consumer Discretionary, Financials and Healthcare, while Consumer Staples, Utilities and Telecommunication Services were the smallest portfolio exposures. On a regional basis North America and Europe represented the largest net region exposures. Net long equity exposure was at 57% for the period.

10

Hartford Real Total Return Fund inception 11/29/2013

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term real total return.

The chart above represents the hypotetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/15)

	6 Months[1]	1 Year	Since Inception[2]
Real Total Return A3	4.04%	0.36%	3.63%
Real Total Return A4	-1.68%	-5.16%	-0.43%
Real Total Return C3	3.76%	-0.31%	2.93%
Real Total Return C4	2.76%	-1.27%	2.93%
Real Total Return I3	4.12%	0.65%	3.98%
Real Total Return R3[3]	3.85%	-0.02%	3.28%
Real Total Return R4[3]	4.04%	0.27%	3.56%
Real Total Return R5[3]	4.23%	0.66%	3.91%
Real Total Return Y3	4.23%	0.75%	3.98%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%	0.02%	0.04%
Consumer Price Index + 5%	2.15%	4.80%	6.51%

[1]	Not Annualized
[2]	Inception: 11/29/2013
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Consumer Price Index (CPI) + 5% is a custom benchmark created by adding 5% to the annual percentage change in the CPI. The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. The Fund measures its performance against its secondary performance benchmark, the Consumer Price Index +5%, over a full market cycle, which typically lasts several years. At certain periods during a market cycle, the Fund’s performance may not be in line with that of the secondary performance benchmark and there can be no assurance the CPI or any other index will reflect the exact level of inflation at any given time.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

Hartford Real Total Return Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Real Total Return Class A	1.72%	1.72%
Real Total Return Class C	2.43%	2.43%
Real Total Return Class I	1.41%	1.41%
Real Total Return Class R3	2.02%	2.07%
Real Total Return Class R4	1.72%	1.77%
Real Total Return Class R5	1.42%	1.47%
Real Total Return Class Y	1.32%	1.37%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-months period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Richard A. Wurster, CFA CMT

Managing Director and Asset Allocation Portfolio Manager

Wellington Management Company LLP

Stephen A. Gorman, CFA

Senior Managing Director, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of the Hartford Real Total Return Fund returned 4.04%, before sales charge, for the six-month period ending April 30, 2015, outperforming the Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.01% for the same period. The Fund also outperformed the 1.41% average return of the Lipper Absolute Return Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter of 2014. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S.

Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns in the major fixed income sectors were mixed as the decline in government bond yields was not enough to offset the credit-spread widening in certain sectors such as high yield and emerging markets.

Commodities returned -11.87% during the period as represented by Bloomberg Commodities Index. Precious metals was the only one of the four commodity sectors to post positive returns. Energy, particularly natural gas and crude oil, agriculture and livestock, particularly coffee and lean hogs, and industrial metals commodities, particularly nickel, posted negative returns during the period.

TIPS returned 0.60% during the period as represented by the Barclays U.S. TIPS 1-10 Year index. The TIPS curve flattened during the period; consequently, longer dated maturities outperformed

12

Hartford Real Total Return Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

shorter maturities, as rates fell across the curve and long-term breakeven inflation rates, which can be regarded as a proxy for the market’s inflation expectations, rose moderately.

Positions within both the portfolio’s market exposure and active manager allocations contributed to outperformance relative to the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index during the period. Risk management positions modestly detracted. Within the market exposure allocation, primary contributors included currency positioning implemented via currency forwards and U.S. TIPS exposure. Among currencies, long exposure to the U.S. dollar relative to the Japanese yen, Brazilian real, and Euro drove positive results. Our holdings of global government bonds, particularly exposure to Greek government bonds, detracted during the period. Equity exposure also detracted during the period as did a position in a broad commodities Exchange-Traded Fund (ETF). While broad exposure to European equities via futures contributed, this was offset by negative contributions from short exposure to U.S. equities implemented via futures and select Greek equity stocks. The equity and multi-asset strategies used by the Fund contributed to performance, while fixed income and currency detracted. Within the Fund’s equity strategies, allocations to Japanese and domestic equities contributed, driven primarily by strong security selection. Multi-asset strategies also benefitted broadly from exposure to equity markets and participation in the new issue market. Within fixed income and currency, long exposure to the Canadian dollar and Australian dollar detracted as did short exposure to U.K. and Australian government bonds. These strategies are implemented using futures and currency forwards.

As described above, derivatives are integral to the management of the Fund and had an impact on performance within both the market exposures and active manager allocations.

What is the outlook?

We maintain a bias towards economically sensitive securities heading into the second half of 2015. At the end of the period we continued to have meaningful equity exposure with a bias to developed market equities particularly in Europe. Additionally, we continued to have exposure to inflation linked bonds in both the U.S. and emerging markets. While the Fund is positioned more defensively than it was earlier in the year, we will continue to monitor the changes in economic trends and valuations globally across assets and seek to position the Fund accordingly.

13

The Hartford Global Alpha Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa/AAA	49.2%
Aa/AA	6.8
A	0.7
Baa/BBB	6.0
Ba/BB	4.6
B	1.1
Caa/CCC or Lower	0.4
Not Rated	4.6
Non-Debt Securities and Other Short-Term Instruments	24.1
Other Assets & Liabilities	2.5

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	4.7%
Corporate Bonds	9.0
Foreign Government Obligations	17.1
U.S. Government Agencies	4.0
U.S. Government Securities	38.6

Total	73.4%

Short-Term Investments	23.9
Purchased Options	0.2
Other Assets & Liabilities	2.5

Total	100.0%

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Alpha Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value *
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.7%
		Asset-Backed - Finance & Insurance - 3.0%
		Dryden Senior Loan Fund
$	250,000	1.76%, 07/15/2026 (1)(2)	$250,200
		Magnetite CLO Ltd.
	250,000	1.70%, 07/25/2026 (1)(2)	249,550
		OZLM Funding Ltd.
	250,000	1.82%, 04/17/2026 (1)(2)	250,100

			749,850

		Commercial Mortgage-Backed Securities - 1.2%
		GS Mortgage Securities Trust
	20,000	3.58%, 06/10/2047	14,854
		JP Morgan Chase Commercial Mortgage Securities Corp.
	115,000	4.57%, 12/15/2047 (1)(2)	105,756
		JP Morgan Chase Commercial Mortgage Securities Trust
	100,000	2.75%, 10/15/2045 (1)(2)	80,251
		Morgan Stanley Capital I Trust
	25,000	5.36%, 07/15/2049 (1)(2)	22,908
		UBS-Barclays Commercial Mortgage Trust
	50,000	4.23%, 03/10/2046 (1)(2)	42,321
		WF-RBS Commercial Mortgage Trust
	70,000	3.02%, 11/15/2047 (1)	49,786

			315,876

		Whole Loan Collateral CMO - 0.5%
		CHL Mortgage Pass-Through Trust
	20,593	6.25%, 09/25/2036	19,746
		Countrywide Alternative Loan Trust
	12,242	0.37%, 09/25/2046 (2)	10,396
	15,979	0.50%, 11/25/2035 (2)	13,088
	24,788	6.50%, 09/25/2036	22,318
		GMAC Mortgage Corp. Loan Trust
	28,857	2.94%, 09/19/2035 (2)	26,939
		WaMu Mortgage Pass-Through Certificates Series Trust
	25	1.78%, 01/25/2037 (2)	21
	28,039	2.20%, 09/25/2046 (2)	25,566
		Wells Fargo Mortgage Backed Securities Trust
	9,409	2.49%, 10/25/2036 (2)	8,758

			126,832

		Total Asset & Commercial Mortgage Backed Securities (cost $1,151,367)	$1,192,558

CORPORATE BONDS - 9.0%
		Auto Manufacturers - 1.4%
		Banque PSA Finance S.A.
EUR	100,000	4.00%, 06/24/2015 (3)	$112,819
		CNH Industrial Finance Europe S.A.
	100,000	2.75%, 03/18/2019 (3)	114,356
		Ford Motor Credit Co. LLC
$	125,000	5.63%, 09/15/2015	127,164

			354,339

		Auto Parts & Equipment - 0.5%
		Conti-Gummi Finance B.V.
EUR	100,000	2.50%, 03/20/2017 (3)	116,761

		Commercial Banks - 3.1%
		Bank of America Corp.
	50,000	0.74%, 05/23/2017 (2)	55,946

Shares or Principal Amount			Market Value *
CORPORATE BONDS - 9.0% - (continued)
		Commercial Banks - 3.1% - (continued)
		Barclays Bank plc
$	210,000	4.38%, 09/11/2024	$209,708
		CIT Group, Inc.
	20,000	5.25%, 03/15/2018	20,730
		HSBC Bank plc
EUR	50,000	0.32%, 09/30/2020 (2)	55,862
		Morgan Stanley
$	30,000	3.88%, 04/29/2024	31,058
		Nykredit Realkredit A/S
DKK	1,450,000	1.50%, 10/01/2037	211,306
		Royal Bank of Scotland Group plc
$	115,000	6.00%, 12/19/2023	125,953
	50,000	9.50%, 03/16/2022 (3)	56,123

			766,686

		Commercial Services - 0.4%
		Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
	75,000	5.25%, 03/15/2025 (1)	74,250
		United Rentals North America, Inc.
	35,000	4.63%, 07/15/2023	35,481

			109,731

		Diversified Financial Services - 0.7%
		Ally Financial, Inc.
	25,000	3.25%, 02/13/2018	24,969
	50,000	3.75%, 11/18/2019	49,730
	25,000	4.13%, 02/13/2022	24,500
	40,000	5.13%, 09/30/2024	41,500
		International Lease Finance Corp.
	25,000	6.25%, 05/15/2019	27,625

			168,324

		Electric - 0.3%
		American Electric Power Co., Inc.
	25,000	1.65%, 12/15/2017	25,143
	50,000	2.95%, 12/15/2022	50,179

			75,322

		Healthcare-Services - 0.3%
		Fresenius Medical Care U.S. Finance II, Inc.
	70,000	5.63%, 07/31/2019 (1)	76,475

		Home Builders - 0.1%
		MDC Holdings, Inc.
	30,000	5.50%, 01/15/2024	29,850

		Household Products/Wares - 0.3%
		Spectrum Brands, Inc.
	60,000	6.38%, 11/15/2020	63,600

		Insurance - 0.3%
		American International Group, Inc.
GBP	50,000	5.75%, 03/15/2067 (2)	80,118

		Machinery-Diversified - 0.3%
		CNH Industrial Capital LLC
$	75,000	3.63%, 04/15/2018	75,187

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value *
CORPORATE BONDS - 9.0% - (continued)
		Media - 0.2%
		Time Warner Cable, Inc.
	$10,000	8.25%, 04/01/2019	$11,683
	40,000	8.75%, 02/14/2019	47,218

			58,901

		Pharmaceuticals - 0.1%
		AbbVie, Inc.
	25,000	1.75%, 11/06/2017	25,130

		Software - 0.2%
		First Data Corp.
	35,000	7.38%, 06/15/2019 (1)	36,356
	20,000	8.25%, 01/15/2021 (1)	21,206

			57,562

		Telecommunications - 0.8%
		Deutsche Telekom International Finance B.V.
	175,000	5.75%, 03/23/2016	182,472
		Verizon Communications, Inc.
	27,000	5.01%, 08/21/2054	26,661

			209,133

		Total Corporate Bonds (cost $2,326,686)	2,267,119

FOREIGN GOVERNMENT OBLIGATIONS - 17.1%
		Canada - 3.5%
		Canada Housing Trust
CAD	820,000	3.15%, 06/15/2015	681,541
		City of Toronto Canada
	250,000	4.55%, 05/20/2015	207,557

			889,098

		Cyprus - 0.2%
		Cyprus Government International Bond
EUR	48,000	4.75%, 06/25/2019 (3)	56,861

		Italy - 4.0%
		Italy Buoni Ordinari del Tesoro BOT
	88,000	0.00%, 08/14/2015	98,808
	89,000	0.00%, 08/14/2015	99,930
	88,000	0.01%, 08/14/2015	98,808
		Italy Buoni Poliennali del Tesoro
	250,000	3.75%, 08/01/2015	283,241
		Italy Certificati di Credito del Tesoro
	280,000	0.01%, 06/30/2015	314,395
		Italy Government International Bond
JPY	12,000,000	4.50%, 06/08/2015 (3)	100,833

			996,015

		Japan - 2.3%
		Japan Treasury Discount Bill
	20,000,000	0.01%, 06/22/2015	167,504
	40,000,000	0.01%, 06/08/2015	335,009
	10,000,000	0.20%, 06/15/2015	83,772

			586,285

		Spain - 1.1%
		Spain Letras del Tesoro
EUR	250,000	0.01%, 07/17/2015	280,709

Shares or Principal Amount			Market Value *
FOREIGN GOVERNMENT OBLIGATIONS - 17.1% - (continued)
		United Kingdom - 6.0%
		United Kingdom Gilt
GBP	640,000	2.00%, 07/22/2020 (3)	$1,013,293
	265,000	3.50%, 01/22/2045 (3)	488,696

			1,501,989

		Total Foreign Government Obligations (cost $4,206,058)	4,310,957

U.S. GOVERNMENT AGENCIES - 4.0%
		FHLB - 2.0%
		FHLB
$	500,000	0.09%, 08/25/2015	499,912

		FNMA - 2.0%
		FNMA
		0.50%, 07/02/2015
	500,000		500,349

		Total U.S. Government Agencies (cost $1,000,309)	$1,000,261

U.S. GOVERNMENT SECURITIES - 38.6%
		U.S. Treasury Securities - 38.6%
		U.S. Treasury Notes - 38.6%
$	85,000	0.25%, 05/15/2015	$85,007
	750,000	0.25%, 05/31/2015	750,058
	1,000,000	0.38%, 06/15/2015 (4)	1,000,391
	740,000	0.38%, 06/30/2015	740,405
	4,150,000	1.75%, 07/31/2015 (4)	4,167,185
	1,770,000	1.88%, 06/30/2015	1,775,255
	1,195,000	4.13%, 05/15/2015 (4)	1,196,867

			9,715,168

		Total U.S. Government Securities (cost $9,715,962)	$9,715,168

		Total Long-Term Investments (cost $18,400,382)	$18,486,063

SHORT-TERM INVESTMENTS - 23.9%
		Commercial Paper - 3.0%
		CBS Corp.
	250,000	0.38%, 05/13/2015 (5)	$249,967
		Nissan Motors Acceptance
	250,000	0.01%, 05/26/2015 (5)	249,943
		Philip Morris International
	250,000	0.12%, 06/01/2015 (5)	249,974

			749,884

		Discount Notes - 4.0%
		FHLB
	250,000	0.08%, 07/24/2015 (5)	249,971
	500,000	0.09%, 06/19/2015 (5)	499,942
	255,000	0.09%, 07/08/2015 (5)	254,976

			1,004,889

		Foreign Government Obligations - 5.3%
		Ontario T-Bill
CAD	640,000	0.63%, 05/13/2015	530,341
	350,000	0.69%, 07/08/2015	289,698
		Province of British Columbia
	325,000	0.63%, 06/29/2015	269,094
	295,000	0.69%, 06/22/2015	244,265

			1,333,398

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value *
SHORT-TERM INVESTMENTS - 23.9% - (continued)
	Other Investment Pools & Funds - 3.7%
917,912	BlackRock Liquidity Funds TempFund Portfolio	$917,912

	U.S. Treasury - 7.9%
	U.S. Treasury Bills
2,000,000	0.03%, 06/25/2015 (5)	1,999,908

	Total Short-Term Investments (cost $5,954,053)	6,005,991

Total Investments Excluding Purchased Options (cost $24,354,435)	97.3%	$24,492,054

Total Purchased Options (cost $70,563)	0.2%	61,429

Total Investments (cost $24,424,998)^	97.5%	$24,553,483
Other Assets and Liabilities	2.5%	625,916

Total Net Assets	100.0%	$25,179,399

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $24,426,868 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$255,108
Unrealized Depreciation	(128,493)

Net Unrealized Appreciation	$126,615

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $1,259,159, which represents 5.0% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $2,059,742, which represents 8.2% of total net assets.

(4)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts

(5)	The interest rate disclosed for these holdings are the effective yield on the date of the acquisition.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/USD Put	GSC	1.21 EUR per USD	03/08/16	EUR	305,000	$3,708	$2,345	$1,363
USD Call/CHF Put	CBK	1.10 USD per CHF	07/02/15	USD	36,000	424	4,788	(4,364)
USD Call/CNY Put	JPM	6.30 USD per CNY	06/15/15	USD	290,000	53	1,409	(1,356)
USD Call/CNY Put	JPM	6.30 USD per CNY	06/15/15	USD	290,000	53	1,283	(1,230)
USD Call/KRW Put	GSC	1,200.00 USD per KRW	09/08/15	USD	23,000	1,078	5,048	(3,970)
USD Call/SGD Put	GSC	1.35 USD per SGD	06/08/15	USD	18,000	3,252	5,220	(1,968)
USD Call/SGD Put	GSC	1.43 USD per SGD	04/07/16	USD	25,000	2,935	5,000	(2,065)

Total Calls					987,000	$11,503	$25,093	$(13,590)

Puts
AUD Put/CAD Call	BOA	0.89 AUD per CAD	09/11/15	AUD	30,000	$2,494	$5,230	$(2,736)
AUD Put/NZD Call	JPM	1.00 AUD per NZD	03/10/16	AUD	265,000	2,130	2,592	(462)
AUD Put/NZD Call	GSC	1.01 AUD per NZD	03/10/16	AUD	519,000	5,674	5,526	148
AUD Put/USD Call	GSC	0.75 AUD per USD	12/10/15	AUD	30,891	6,070	4,806	1,264
AUD Put/USD Call	JPM	0.78 AUD per USD	01/28/16	AUD	245,000	7,491	6,240	1,251
AUD Put/USD Call	GSC	0.67 AUD per USD	03/31/16	AUD	189,999	1,421	2,497	(1,076)
AUD Put/USD Call	JPM	0.67 AUD per USD	03/31/16	AUD	190,001	1,421	2,475	(1,054)
EUR Put/SEK Call	JPM	8.95 EUR per SEK	12/22/15	EUR	230,000	2,184	3,556	(1,372)
EUR Put/TRY Call	DEUT	2.57 EUR per TRY	06/16/15	EUR	165,000	5	343	(338)
GBP Put/USD Call	JPM	1.50 GBP per USD	07/01/15	GBP	26,000	9,852	5,186	4,666

Total Puts					1,890,891	$38,742	$38,451	$291

Total purchased option contracts					2,877,891	$50,245	$63,544	$(13,299)

Puts
AUD Put/NZD Call	GSC	0.98 AUD per NZD	03/10/16	AUD	(519,000)	$(3,025)	$(2,917)	$(108)
AUD Put/USD Call	JPM	0.74 AUD per USD	01/28/16	AUD	(245,000)	(4,066)	(3,281)	(785)
EUR Put/SEK Call	JPM	8.55 EUR per SEK	12/22/15	EUR	(230,000)	(514)	(1,069)	555

Total Puts					(994,000)	$(7,605)	$(7,267)	$(338)

Total written option contracts					(994,000)	$(7,605)	$(7,267)	$(338)

OTC Swaption Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
Credit Default Swaption CDX.NA.IG.24	DEUT	68.00%	05/20/15	USD	185,000	$135	158	$23
Credit Default Swaption CDX.NA.IG.24	DEUT	68.00%	05/20/15	USD	190,000	138	180	42
Interest Rate Swaption EUR	GSC	0.87%	10/21/15	EUR	75,000	6,595	2,766	3,829
Interest Rate Swaption USD	DEUT	2.90%	10/02/15	USD	110,000	2,100	1,848	252
Interest Rate Swaption USD	GSC	2.92%	10/06/15	USD	120,000	$2,216	2,067	149

Total Puts					680,000	$11,184	$7,019	$4,165

Total purchased swaption contracts					680,000	$11,184	$7,019	$4,165

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Swaption Contracts Outstanding at April 30, 2015 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption CDX.NA.IG.24	DEUT	58.00%	USD	05/20/15	USD	(190,000)	$(18)	$(86)	$68
Credit Default Swaption CDX.NA.IG.24	DEUT	58.00%	USD	05/20/15	USD	(185,000)	(17)	(102)	85
Interest Rate Swaption USD	DEUT	1.90%	USD	10/02/15	USD	(110,000)	(871)	(1,870)	999
Interest Rate Swaption USD	GSC	1.92%	USD	10/06/15	USD	(120,000)	(1,043)	(2,133)	1,090

Total Calls						(605,000)	$(1,949)	$(4,191)	$2,242

Futures Contracts Outstanding at April 30, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	23	06/15/2015	$2,003,777	$1,994,134	$(9,643)
Long Gilt Future	4	06/26/2015	725,531	719,719	(5,812)

Total					$(15,455)

Short position contracts:
10-Year Mini JGB Future	28	06/10/2015	$3,416,186	$3,426,857	$(10,671)
Australian 10-Year Bond Future	23	06/15/2015	2,353,280	2,355,302	(2,022)
Canadian Government 10-Year Bond Future	1	06/19/2015	117,253	115,893	1,360
Euro-Bund Future	3	06/08/2015	529,316	527,852	1,464
Euro-SCHATZ Future	2	06/08/2015	249,675	249,666	9
U.S. Treasury 10-Year Note Future	37	06/19/2015	4,763,621	4,749,875	13,746
U.S. Treasury 2-Year Note Future	3	06/30/2015	657,013	657,797	(784)
U.S. Treasury 5-Year Note Future	20	06/30/2015	2,404,045	2,402,656	1,389

Total					$4,491

Total futures contracts					$(10,964)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	10,128	(0.32%)	07/25/45	$2,592	$—	$2,084	$(508)
ABX.HE.AAA.06-1	JPM	USD	24,745	(0.18%)	07/25/45	602	—	473	(129)
ABX.HE.AAA.06-2	BOA	USD	44,716	(0.11%)	05/25/46	9,234	—	8,495	(739)
ABX.HE.AAA.07-1	MSC	USD	57,212	(0.09%)	08/25/37	13,800	—	13,563	(237)
ABX.HE.AAA.07-1	GSC	USD	24,519	(0.09%)	08/25/37	6,090	—	5,813	(277)
ABX.HE.PENAAA.06-2	JPM	USD	141,443	(0.11%)	05/25/46	19,205	—	17,207	(1,998)
CMBX.NA.A.7	JPM	USD	65,000	(2.00%)	01/17/47	—	(1,347)	(297)	1,050
CMBX.NA.AA.2	CSI	USD	37,714	(0.15%)	03/15/49	11,558	—	12,067	509
CMBX.NA.AA.2	DEUT	USD	122,570	(0.15%)	03/15/49	42,638	—	39,219	(3,419)
CMBX.NA.AA.2	MSC	USD	155,569	(0.15%)	03/15/49	57,419	—	49,778	(7,641)
CMBX.NA.AA.7	CSI	USD	60,000	(1.50%)	01/17/47	—	(548)	(205)	343
CMBX.NA.AA.7	MSC	USD	40,000	(1.50%)	01/17/47	—	(347)	(137)	210
CMBX.NA.AA.7	MSC	USD	20,000	(1.50%)	01/17/47	—	(237)	(68)	169
CMBX.NA.AA.7	CSI	USD	60,000	(1.50%)	01/17/47	237	—	(205)	(442)
CMBX.NA.AA.7	CSI	USD	60,000	(1.50%)	01/17/47	280	—	(205)	(485)
CMBX.NA.AA.7	CSI	USD	60,000	(1.50%)	01/17/47	326	—	(205)	(531)
CMBX.NA.AJ.1	CSI	USD	90,000	(0.84%)	10/12/52	4,900	—	1,364	(3,536)

The accompanying notes are an integral part of these financial statements.

20

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AJ.2	DEUT	USD	104,126	(1.09%)	03/15/49	$9,313	$—	$8,649	$(664)
CMBX.NA.AJ.2	CSI	USD	84,292	(1.09%)	03/15/49	12,799	—	7,002	(5,797)
CMBX.NA.AJ.4	GSC	USD	49,803	(0.96%)	02/17/51	8,436	—	9,103	667
CMBX.NA.AJ.4	CSI	USD	69,724	(0.96%)	02/17/51	12,905	—	12,744	(161)
CMBX.NA.AJ.4	CBK	USD	49,803	(0.96%)	02/17/51	9,308	—	9,102	(206)
CMBX.NA.AJ.4	CSI	USD	19,921	(0.96%)	02/17/51	3,929	—	3,641	(288)
CMBX.NA.AJ.4	JPM	USD	4,980	(0.96%)	02/17/51	1,212	—	910	(302)
CMBX.NA.AJ.4	MSC	USD	29,882	(0.96%)	02/17/51	5,964	—	5,462	(502)
CMBX.NA.AJ.4	MSC	USD	29,882	(0.96%)	02/17/51	5,964	—	5,461	(503)
CMBX.NA.AJ.4	DEUT	USD	69,724	(0.96%)	02/17/51	13,420	—	12,744	(676)
CMBX.NA.AJ.4	CSI	USD	94,625	(0.96%)	02/17/51	18,442	—	17,296	(1,146)
CMBX.NA.AJ.4	CSI	USD	94,625	(0.96%)	02/17/51	23,966	—	17,295	(6,671)
CMBX.NA.AM.2	CSI	USD	360,000	(0.50%)	03/15/49	22,950	—	2,100	(20,850)
CMBX.NA.AM.4	GSC	USD	55,000	(0.50%)	02/17/51	4,624	—	1,234	(3,390)
CMBX.NA.AS.6	CSI	USD	135,000	(1.00%)	05/11/63	1,780	—	(67)	(1,847)
CMBX.NA.AS.7	CBK	USD	60,000	(1.00%)	01/17/47	1,394	—	407	(987)
CMBX.NA.AS.7	CSI	USD	85,000	(1.00%)	01/17/47	1,983	—	576	(1,407)
ITRAXX.EUR.Senior Financials Series 23	GSC	EUR	90,000	(1.00%)	06/20/20	—	(1,456)	(1,622)	(166)
ITRAXX.ex.Japan.IG.23	GSC	USD	120,000	(1.00%)	06/20/20	807	—	221	(586)

Total						$328,077	$(3,935)	$260,999	$(63,143)

Sell protection:
CDX.EM.23	CBK	USD	155,000	1.00%	06/20/20	$—	$(13,364)	$(13,736)	$(372)
CMBX.NA.A.2	BOA	USD	36,478	0.25%	03/15/49	—	(20,811)	(23,224)	(2,413)
CMBX.NA.AAA.6	CSI	USD	645,000	0.50%	05/11/63	—	(20,183)	(8,644)	11,539
CMBX.NA.AAA.6	DEUT	USD	260,000	0.50%	05/11/63	—	(6,337)	(3,484)	2,853
CMBX.NA.AAA.6	CSI	USD	175,000	0.50%	05/11/63	—	(3,410)	(2,346)	1,064
CMBX.NA.AAA.6	JPM	USD	35,000	0.50%	05/11/63	—	(1,178)	(469)	709
CMBX.NA.AAA.6	UBS	USD	70,000	0.50%	05/11/63	—	(1,578)	(938)	640
CMBX.NA.BB.6	CSI	USD	275,000	5.00%	05/11/63	—	(16,339)	2,650	18,989
CMBX.NA.BB.6	CSI	USD	2,000	5.00%	05/11/63	—	(13)	24	37
CMBX.NA.BB.6	CSI	USD	105,000	5.00%	05/11/63	1,784	—	1,011	(773)
CMBX.NA.BB.7	GSC	USD	85,000	5.00%	01/17/47	—	(5,045)	(742)	4,303
CMBX.NA.BB.7	CSI	USD	60,000	5.00%	01/17/47	—	(2,016)	(524)	1,492
CMBX.NA.BB.7	DEUT	USD	50,000	5.00%	01/17/47	—	(1,269)	(437)	832
CMBX.NA.BB.7	CSI	USD	10,000	5.00%	01/17/47	—	(494)	(87)	407
CMBX.NA.BB.8	BOA	USD	45,000	5.00%	10/17/57	—	(3,252)	(2,527)	725
CMBX.NA.BB.8	CSI	USD	10,000	5.00%	10/17/57	—	(729)	(562)	167
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(949)	(842)	107
CMBX.NA.BB.8	GSC	USD	15,000	5.00%	10/17/57	—	(792)	(842)	(50)
CMBX.NA.BB.8	GSC	USD	30,000	5.00%	10/17/57	—	(1,607)	(1,688)	(81)
ITRAXX.EUR.Senior Financials Series 23	GSC	EUR	105,000	1.00%	06/20/20	1,506	—	1,892	386
ITRAXX.EUR.Senior Financials Series 23	DEUT	EUR	105,000	1.00%	06/20/20	1,506	—	1,892	386
ITRAXX.EUR.Senior Financials Series 23	GSC	EUR	50,000	1.00%	06/20/20	744	—	901	157
ITRAXX.EUR.Senior Financials Series 23	DEUT	EUR	50,000	1.00%	06/20/20	772	—	901	129
ITRAXX.EUR.Senior Financials Series 23	GSC	EUR	15,000	1.00%	06/20/20	216	—	270	54
PrimeX.ARM.2	MSC	USD	93,236	4.58%	12/25/37	1,865	—	3,556	1,691
PrimeX.ARM.2	MSC	USD	3,680	4.58%	12/25/37	138	—	140	2

Total						$8,531	$(99,366)	$(47,855)	$42,980

Total traded indices						$336,608	$(103,301)	$213,144	$(20,163)

Credit default swaps on single-name issues:
Buy protection:
Ally Financial, Inc.	MSC	USD	30,000	(5.00%)/1.69%	12/20/19	$—	$(4,209)	$(4,481)	$(272)
Avis Budget Group, Inc.	BOA	USD	20,000	(5.00%)/1.46%	06/20/18	—	(2,167)	(2,297)	(130)

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues: - (continued)
Buy protection: - (continued)
Casino Guichard Perrchon	BOA	EUR	50,000	(1.00%)/0.98%	06/20/20	$—	$(348)	$(109)	$239
Casino Guichard Perrchon	JPM	EUR	20,000	(1.00%)/0.98%	06/20/20	—	(63)	(43)	20
CIT Group, Inc.	GSC	USD	5,000	(5.00%)/1.52%	12/20/17	—	(470)	(478)	(8)
CIT Group, Inc.	CSI	USD	15,000	(5.00%)/1.52%	12/20/17	—	(1,304)	(1,434)	(130)
First Data Corp.	MSC	USD	100,000	(5.00%)/0.95%	09/20/17	—	(7,236)	(10,591)	(3,355)
Hertz Corp.	BOA	USD	20,000	(5.00%)/1.90%	06/20/18	—	(1,885)	(2,006)	(121)
MDC Holdings, Inc.	JPM	USD	30,000	(1.00%)/1.57%	03/20/20	1,039	—	760	(279)
Ryland Group, Inc.	DEUT	USD	75,000	(5.00%)/0.80%	09/20/17	—	(6,061)	(7,946)	(1,885)
Ryland Group, Inc.	DEUT	USD	50,000	(5.00%)/0.92%	12/20/17	—	(4,498)	(5,638)	(1,140)
Tenet Healthcare Corp.	MSC	USD	50,000	(5.00%)/1.49%	12/20/17	—	(4,017)	(4,850)	(833)
Thyssen Krupp AG	MSC	EUR	75,000	(1.00%)/1.43%	06/20/20	1,668	—	1,731	63
Time Warner Cable, Inc.	MSC	USD	10,000	(1.00%)/1.20%	03/20/19	137	—	64	(73)
Time Warner Cable, Inc.	JPM	USD	30,000	(1.00%)/1.20%	03/20/19	444	—	191	(253)
Time Warner Cable, Inc.	JPM	USD	10,000	(1.00%)/1.29%	06/20/19	184	—	103	(81)

Total						$3,472	$(32,258)	$(37,024)	$(8,238)

Credit default swaps on single-name issues:
Sell protection:
Arcelormittal	MSC	EUR	75,000	1.00%/2.73%	06/20/20	$—	$(6,509)	$(6,955)	$(446)
Avis Budget Group, Inc.	BOA	USD	20,000	5.00%/3.00%	06/20/20	2,025	—	1,992	(33)
Banco Santander S.A.	CSFB	EUR	45,000	1.00%/0.89%	06/20/20	321	—	332	11
Banco Santander S.A.	GSC	EUR	30,000	1.00%/0.89%	06/20/20	214	—	221	7
Beazer Homes USA, Inc.	JPM	USD	50,000	5.00%/4.50%	06/20/20	1,155	—	1,427	272
First Data Corp.	JPM	USD	100,000	5.00%/2.56%	06/20/20	10,832	—	12,175	1,343
Hertz Corp.	BOA	USD	20,000	5.00%/3.74%	06/20/20	1,327	—	1,274	(53)
International Lease Finance Corp.	GSC	USD	25,000	5.00%/1.60%	06/20/20	3,653	—	4,190	537
Liberty Interactive LLC	GSC	USD	25,000	5.00%/2.10%	03/20/20	2,840	—	3,477	637
Tenet Healthcare Corp.	MSC	USD	50,000	5.00%/3.62%	06/20/20	3,339	—	3,474	135
United Rentals Inc.	GSC	USD	20,000	5.00%/2.31%	06/20/20	2,520	—	2,693	173

Total						$28,226	$(6,509)	$24,300	$2,583

Total single-name issues						$31,698	$(38,767)	$(12,724)	$(5,655)

Total OTC contracts						$368,306	$(142,068)	$200,420	$(25,818)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding April 30, 2015
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value *	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.24	USD	475,000	(5.00%)	06/20/20	$(35,092)	$(36,502)	$(1,410)
ITRAXX.XOV.23	EUR	225,000	(5.00%)	06/20/20	(27,469)	(26,713)	756

Total					$(62,561)	$(63,215)	$(654)

Credit default swaps on indices:
Sell protection:
ITRAXX.EUR.23	EUR	1,100,000	1.00%	06/20/20	$25,389	$24,719	$(670)

Total					$(37,172)	$(38,496)	$(1,324)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
JPM	6.41% Fixed	1M MXIBTIIE	MXN	3,285,000	09/04/25	$—	$—	$(2,121)	$(2,121)
MSC	1M MXN TIIE	5.50% Fixed	MXN	3,685,000	09/09/20	—	—	(1,365)	(1,365)
JPM	1M MXN TIIE	5.51% Fixed	MXN	530,000	09/10/20	—	—	(188)	(188)
JPM	1M MXN TIIE	5.49% Fixed	MXN	2,475,000	09/10/20	—	—	(997)	(997)
DEUT	1M MXN TIIE	6.31% Fixed	MXN	1,225,000	03/12/25	—	—	(2,252)	(2,252)
JPM	1M MXN TIIE	7.20% Fixed	MXN	1,905,000	09/10/25	—	—	281	281
DEUT	1M MXN TIIE	7.21% Fixed	MXN	955,000	09/10/25	—	—	173	173
MSC	1M MXN TIIE	7.21% Fixed	MXN	955,000	09/10/25	—	—	166	166
MSC	1M MXN TIIE	7.21% Fixed	MXN	955,000	09/10/25	—	—	166	166
MSC	1M MXN TIIE	7.12% Fixed	MXN	2,600,000	09/10/25	—	—	(89)	(89)
MSC	1M MXN TIIE	6.94% Fixed	MXN	1,910,000	09/10/25	—	—	(841)	(841)
JPM	1M MXN TIIE	6.86% Fixed	MXN	1,700,000	09/10/25	—	—	(1,069)	(1,069)
BOA	3M CAD CDOR	2.51% Fixed	CAD	70,000	09/16/25	—	—	(624)	(624)
BOA	3M CAD CDOR	2.51% Fixed	CAD	70,000	09/16/25	—	—	(709)	(709)
JPM	3M KRW CD KSDA	2.05% Fixed	KRW	46,370,000	06/17/25	—	—	(942)	(942)
GSC	3M KRW CD KSDA	2.05% Fixed	KRW	257,995,000	06/17/25	—	—	(5,233)	(5,233)
GSC	1.91% Fixed	3M KRW KORIBOR	KRW	160,300,000	09/16/20	—	—	1,309	1,309
CBK	1.91% Fixed	3M KRW KORIBOR	KRW	160,295,000	09/16/20	—	—	1,292	1,292
JPM	1.90% Fixed	3M KRW KORIBOR	KRW	43,720,000	09/16/20	—	—	367	367
JPM	3M KRW KORIBOR	2.42% Fixed	KRW	101,860,000	09/16/25	—	—	(565)	(565)
JPM	3M KRW KORIBOR	2.42% Fixed	KRW	101,420,000	09/16/25	—	—	(573)	(573)
DEUT	3.87% Fixed	3M NZD NZDBB	NZD	215,000	09/16/25	—	—	69	69
JPM	3.90% Fixed	3M NZD NZDBB	NZD	180,000	09/16/25	—	—	(221)	(221)
JPM	0.51% Fixed	3M SEK STIBOR	SEK	4,575,000	06/21/19	—	—	1,474	1,474
GSC	0.51% Fixed	3M SEK STIBOR	SEK	1,955,000	06/21/19	—	—	656	656
MSC	0.52% Fixed	3M SEK STIBOR	SEK	2,120,000	06/21/19	—	—	639	639
JPM	1.76% Fixed	3M SEK STIBOR	SEK	1,815,000	06/17/25	—	—	(552)	(552)
CBK	3M SEK STIBOR	0.51% Fixed	SEK	900,000	09/16/20	—	—	(148)	(148)
MSC	7.13% Fixed	3M ZAR JIBAR	ZAR	9,510,000	06/15/17	—	—	1,779	1,779
JPM	7.16% Fixed	3M ZAR JIBAR	ZAR	9,515,000	06/15/17	—	—	1,518	1,518
JPM	7.29% Fixed	3M ZAR JIBAR	ZAR	9,630,000	06/17/17	—	—	683	683
JPM	7.26% Fixed	3M ZAR JIBAR	ZAR	4,075,000	09/16/17	—	—	(1,353)	(1,353)
JPM	3M ZAR JIBAR	7.36% Fixed	ZAR	265,000	09/16/20	—	—	(205)	(205)
MSC	3M ZAR JIBAR	8.63% Fixed	ZAR	1,995,000	09/16/25	—	—	(141)	(141)
DEUT	3M ZAR JIBAR	8.52% Fixed	ZAR	1,300,000	09/16/25	—	—	(397)	(397)
MSC	3M ZAR JIBAR	8.47% Fixed	ZAR	1,170,000	09/16/25	—	—	(488)	(488)
BOA	3M ZAR JIBAR	8.41% Fixed	ZAR	1,305,000	09/16/25	—	—	(712)	(712)
CBK	3M ZAR JIBAR	8.39% Fixed	ZAR	1,305,000	09/16/25	—	—	(778)	(778)

The accompanying notes are an integral part of these financial statements.

23

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015 - (continued)
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
JPM	3M ZAR JIBAR	7.80% Fixed	ZAR	840,000	09/16/25	$—	$—	$(993)	$(993)
JPM	3M ZAR JIBAR	8.55% Fixed	ZAR	8,915,000	09/16/25	—	—	(2,225)	(2,225)
JPM	2.54% Fixed	6M AUD BBSW	AUD	140,000	09/16/20	—	—	247	247
JPM	3.19% Fixed	6M AUD BBSW	AUD	160,000	09/16/25	—	—	1,471	1,471
JPM	3.43% Fixed	6M AUD BBSW	AUD	330,000	09/16/25	—	—	527	527
BOA	4.15% Fixed	6M CLP CHILIBOR	CLP	67,340,000	09/16/20	—	—	(1,250)	(1,250)
MSC	6M CLP CHILIBOR	3.72% Fixed	CLP	92,497,500	09/16/17	—	—	576	576
GSC	6M CLP CHILIBOR	3.70% Fixed	CLP	92,492,500	09/16/17	—	—	508	508
BNP	6M HUF BUBOR	3.56% Fixed	HUF	10,885,000	03/18/25	—	—	(264)	(264)
MSC	6M HUF BUBOR	4.01% Fixed	HUF	21,275,000	09/16/25	—	—	790	790
MSC	6M HUF BUBOR	3.79% Fixed	HUF	28,940,000	09/16/25	—	—	140	140
JPM	6M NOK NIBOR	1.41% Fixed	NOK	845,000	09/16/20	—	—	(2,021)	(2,021)
JPM	2.08% Fixed	6M PLN WIBOR	PLN	310,000	06/17/25	—	—	2,426	2,426
DEUT	2.28% Fixed	6M PLN WIBOR	PLN	370,000	06/17/25	—	—	1,089	1,089
GSC	2.29% Fixed	6M PLN WIBOR	PLN	365,000	06/17/25	—	—	985	985
DEUT	2.30% Fixed	6M PLN WIBOR	PLN	295,000	06/17/25	—	—	759	759
CBK	2.39% Fixed	6M PLN WIBOR	PLN	310,000	06/17/25	—	—	108	108
GSC	6M PLN WIBOR	2.08% Fixed	PLN	120,000	09/16/20	—	—	(169)	(169)
DEUT	6M PLN WIBOR	1.79% Fixed	PLN	405,000	09/16/20	—	—	(2,075)	(2,075)
JPM	6M PLN WIBOR	2.65% Fixed	PLN	185,000	09/16/25	—	—	(111)	(111)
MSC	6M PLN WIBOR	2.67% Fixed	PLN	370,000	09/16/25	—	—	(137)	(137)
JPM	6M PLN WIBOR	2.62% Fixed	PLN	185,000	09/16/25	—	—	(181)	(181)
JPM	6M PLN WIBOR	2.47% Fixed	PLN	155,000	09/16/25	—	—	(419)	(419)
DEUT	6M PLN WIBOR	2.31% Fixed	PLN	180,000	09/16/25	—	—	(819)	(819)

Total						$—	$—	$(13,029)	$(13,029)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
GSC	0.87% Fixed	3M JPY LIBOR	JPY	61,460,000	09/16/25	$—	$—	$899	$899
GSC	2.50% Fixed	3M USD LIBOR	USD	115,000	09/16/25	—	—	1,263	1,263
GSC	2.56% Fixed	3M USD LIBOR	USD	140,000	09/16/25	—	—	1,153	1,153
GSC	2.51% Fixed	3M USD LIBOR	USD	70,000	09/16/25	—	—	710	710
GSC	2.55% Fixed	3M USD LIBOR	USD	70,000	09/16/25	—	—	617	617
GSC	2.58% Fixed	3M USD LIBOR	USD	80,000	09/16/25	—	—	579	579
GSC	2.56% Fixed	3M USD LIBOR	USD	65,000	09/16/25	—	—	521	521
GSC	2.34% Fixed	3M USD LIBOR	USD	3,045,000	06/15/26	—	(12,626)	17,160	29,786
GSC	3M USD LIBOR	1.62% Fixed	USD	14,265,000	06/15/18	21,655	—	19,022	(2,633)
GSC	3M USD LIBOR	2.03% Fixed	USD	105,000	09/16/20	—	—	1,386	1,386
GSC	0.30% Fixed	6M EURIBOR	EUR	95,000	09/16/20	—	—	248	248
GSC	1.14% Fixed	6M EURIBOR	EUR	30,000	03/18/25	—	—	(211)	(211)
GSC	1.01% Fixed	6M EURIBOR	EUR	185,000	06/17/25	—	—	291	291
GSC	1.16% Fixed	6M EURIBOR	EUR	60,000	09/16/25	—	—	(338)	(338)
GSC	1.28% Fixed	6M EURIBOR	EUR	80,000	09/16/25	—	—	(970)	(970)
GSC	0.81% Fixed	6M EURIBOR	EUR	65,000	06/17/45	12	—	4,143	4,131
GSC	6M EURIBOR	0.52% Fixed	EUR	185,000	06/17/25	102	—	(3,197)	(3,299)
GSC	6M GBP LIBOR	1.71% Fixed	GBP	70,000	09/16/20	—	—	456	456
GSC	6M GBP LIBOR	2.00% Fixed	GBP	35,000	09/16/25	—	—	(754)	(754)
GSC	6M GBP LIBOR	1.98% Fixed	GBP	40,000	09/16/25	—	—	(915)	(915)

Total						$21,769	$(12,626)	$42,063	$32,920

The accompanying notes are an integral part of these financial statements.

24

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/01/15	BOA	$2,963	$2,920	$(43)
AUD	Buy	05/29/15	GSC	89,263	90,855	1,592
AUD	Buy	05/29/15	NAB	31,217	31,602	385
AUD	Buy	05/29/15	GSC	99,239	99,546	307
AUD	Buy	05/29/15	JPM	99,472	99,546	74
AUD	Buy	05/29/15	SSG	27,626	27,651	25
AUD	Buy	05/29/15	CSFB	43,483	43,453	(30)
AUD	Buy	05/29/15	CBA	106,202	105,076	(1,126)
AUD	Sell	05/29/15	BOA	210,966	208,572	2,394
AUD	Sell	05/29/15	BOA	75,100	75,054	46
AUD	Sell	05/29/15	BCLY	185,006	185,661	(655)
AUD	Sell	05/29/15	GSC	912,811	929,093	(16,282)
BRL	Buy	05/05/15	GSC	66,771	69,578	2,807
BRL	Buy	05/05/15	GSC	78,930	81,173	2,243
BRL	Buy	05/05/15	SSG	43,469	44,728	1,259
BRL	Buy	05/05/15	UBS	27,533	28,162	629
BRL	Buy	05/05/15	BOA	49,505	49,698	193
BRL	Buy	05/05/15	UBS	24,676	24,849	173
BRL	Buy	05/05/15	UBS	24,687	24,849	162
BRL	Buy	05/05/15	GSC	13,093	13,252	159
BRL	Buy	05/05/15	UBS	13,138	13,252	114
BRL	Buy	05/05/15	GSC	21,713	21,536	(177)
BRL	Buy	05/05/15	UBS	25,100	24,849	(251)
BRL	Buy	05/05/15	UBS	40,872	39,758	(1,114)
BRL	Buy	05/05/15	UBS	152,993	151,744	(1,249)
BRL	Buy	06/02/15	UBS	83,852	80,378	(3,474)
BRL	Sell	05/05/15	UBS	84,652	81,173	3,479
BRL	Sell	05/05/15	GSC	79,503	78,854	649
BRL	Sell	05/05/15	BOA	50,107	49,698	409
BRL	Sell	05/05/15	SSG	45,096	44,806	290
BRL	Sell	05/05/15	GSC	2,261	2,320	(59)
BRL	Sell	05/05/15	GSC	30,919	31,475	(556)
BRL	Sell	05/05/15	GSC	71,720	72,891	(1,171)
BRL	Sell	05/05/15	UBS	26,210	28,162	(1,952)
BRL	Sell	05/05/15	UBS	76,505	78,854	(2,349)
BRL	Sell	05/05/15	UBS	111,925	119,275	(7,350)
BRL	Sell	06/02/15	SSG	118,044	114,827	3,217
CAD	Buy	05/29/15	CBK	24,516	24,855	339
CAD	Buy	05/29/15	DEUT	66,338	66,281	(57)
CAD	Sell	05/13/15	GSC	512,148	530,363	(18,215)
CAD	Sell	05/20/15	BMO	200,711	207,152	(6,441)
CAD	Sell	05/29/15	BMO	45,302	45,568	(266)
CAD	Sell	05/29/15	TDB	45,295	45,568	(273)
CAD	Sell	05/29/15	JPM	20,438	20,713	(275)
CAD	Sell	06/15/15	RBC	311,677	310,620	1,057
CAD	Sell	06/15/15	MSC	174,977	178,088	(3,111)
CAD	Sell	06/15/15	BCLY	182,513	190,513	(8,000)
CAD	Sell	06/22/15	RBC	230,654	244,330	(13,676)
CAD	Sell	06/23/15	RBS	257,641	269,173	(11,532)
CAD	Sell	07/08/15	RBC	280,233	289,815	(9,582)
CHF	Buy	05/29/15	JPM	99,737	103,006	3,269
CHF	Buy	05/29/15	JPM	49,682	51,503	1,821
CHF	Buy	05/29/15	JPM	49,710	51,503	1,793
CHF	Buy	05/29/15	SSG	37,416	37,554	138
CHF	Sell	05/29/15	JPM	150,623	155,582	(4,959)
CHF	Sell	05/29/15	UBS	377,166	389,491	(12,325)
CLP	Buy	05/29/15	SCB	154,618	155,841	1,223
CLP	Buy	05/29/15	GSC	22,754	22,496	(258)

The accompanying notes are an integral part of these financial statements.

25

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
CNH	Buy	05/29/15	JPM	$1,924	$1,927	$3
CNH	Buy	05/29/15	HSBC	50,206	50,118	(88)
CNH	Buy	05/29/15	HSBC	50,212	50,118	(94)
CNH	Buy	05/29/15	HSBC	216,579	216,053	(526)
CNH	Sell	05/29/15	HSBC	102,412	102,163	249
CNH	Sell	05/29/15	JPM	100,321	100,075	246
CNY	Sell	05/29/15	BOA	205,230	205,230	—
COP	Buy	05/29/15	GSC	59,595	61,948	2,353
COP	Buy	05/29/15	GSC	38,276	38,947	671
COP	Buy	05/29/15	SCB	38,371	38,948	577
CZK	Sell	05/29/15	BNP	12,543	13,096	(553)
EUR	Buy	05/05/15	WEST	628	642	14
EUR	Buy	05/29/15	JPM	150,559	157,260	6,701
EUR	Buy	05/29/15	CBA	311,211	313,396	2,185
EUR	Buy	05/29/15	CSFB	65,539	67,397	1,858
EUR	Buy	05/29/15	GSC	43,317	44,931	1,614
EUR	Buy	05/29/15	UBS	29,015	30,328	1,313
EUR	Buy	05/29/15	GSC	26,872	28,082	1,210
EUR	Buy	05/29/15	CBK	150,436	151,644	1,208
EUR	Buy	05/29/15	JPM	100,472	101,096	624
EUR	Buy	05/29/15	CBK	17,482	17,973	491
EUR	Buy	05/29/15	UBS	27,646	28,082	436
EUR	Buy	05/29/15	DEUT	27,848	28,083	235
EUR	Buy	05/29/15	DEUT	12,229	12,356	127
EUR	Buy	05/29/15	SSG	50,442	50,547	105
EUR	Buy	05/29/15	MSC	19,061	19,096	35
EUR	Buy	05/29/15	JPM	209,024	208,931	(93)
EUR	Buy	05/29/15	CBK	101,214	101,096	(118)
EUR	Sell	05/04/15	DEUT	12,206	12,332	(126)
EUR	Sell	05/05/15	MSC	18,509	18,541	(32)
EUR	Sell	05/06/15	DEUT	1,570	1,586	(16)
EUR	Sell	05/29/15	WEST	1,098	1,123	(25)
EUR	Sell	05/29/15	RBC	1,083	1,123	(40)
EUR	Sell	05/29/15	BMO	22,418	22,465	(47)
EUR	Sell	05/29/15	UBS	4,299	4,494	(195)
EUR	Sell	05/29/15	BOA	100,326	101,096	(770)
EUR	Sell	05/29/15	SSG	100,320	101,095	(775)
EUR	Sell	05/29/15	JPM	50,611	51,671	(1,060)
EUR	Sell	05/29/15	JPM	49,090	50,548	(1,458)
EUR	Sell	05/29/15	HSBC	49,951	51,671	(1,720)
EUR	Sell	05/29/15	BOA	152,159	153,890	(1,731)
EUR	Sell	05/29/15	DEUT	51,032	52,794	(1,762)
EUR	Sell	05/29/15	CBA	102,600	104,466	(1,866)
EUR	Sell	05/29/15	HSBC	49,777	51,672	(1,895)
EUR	Sell	05/29/15	JPM	99,130	101,095	(1,965)
EUR	Sell	05/29/15	DEUT	50,570	52,795	(2,225)
EUR	Sell	05/29/15	BCLY	50,540	52,795	(2,255)
EUR	Sell	05/29/15	JPM	50,452	52,794	(2,342)
EUR	Sell	05/29/15	JPM	50,429	52,795	(2,366)
EUR	Sell	05/29/15	DEUT	307,492	310,027	(2,535)
EUR	Sell	05/29/15	JPM	100,951	105,588	(4,637)
EUR	Sell	05/29/15	DEUT	2,897,397	2,995,800	(98,403)
EUR	Sell	06/30/15	BCLY	203,677	202,277	1,400
EUR	Sell	06/30/15	BCLY	105,906	112,376	(6,470)
EUR	Sell	07/17/15	GSC	267,966	281,008	(13,042)
EUR	Sell	08/03/15	MSC	269,077	281,074	(11,997)
EUR	Sell	08/14/15	HSBC	283,050	297,992	(14,942)
GBP	Buy	05/29/15	JPM	22,492	23,020	528

The accompanying notes are an integral part of these financial statements.

26

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
GBP	Buy	05/29/15	CSFB	$61,020	$61,387	$367
GBP	Buy	05/29/15	BMO	46,096	46,040	(56)
GBP	Buy	05/29/15	DEUT	199,589	199,507	(82)
GBP	Buy	05/29/15	JPM	104,975	104,358	(617)
GBP	Buy	05/29/15	JPM	117,400	116,634	(766)
GBP	Buy	05/29/15	DEUT	315,211	313,073	(2,138)
GBP	Buy	05/29/15	MSC	507,824	503,372	(4,452)
GBP	Sell	05/07/15	MSC	507,216	502,805	4,411
GBP	Sell	05/29/15	MSC	100,689	99,753	936
GBP	Sell	05/29/15	JPM	203,474	202,577	897
GBP	Sell	05/29/15	BOA	100,493	99,754	739
GBP	Sell	05/29/15	JPM	202,780	202,577	203
GBP	Sell	05/29/15	CBK	145,848	145,794	54
GBP	Sell	05/29/15	GSC	68,103	69,060	(957)
GBP	Sell	05/29/15	CBK	97,724	99,754	(2,030)
GBP	Sell	05/29/15	CBK	152,689	156,536	(3,847)
GBP	Sell	05/29/15	GSC	4,007,461	4,092,966	(85,505)
HUF	Buy	05/29/15	GSC	17,846	18,466	620
HUF	Buy	05/29/15	GSC	12,508	12,926	418
HUF	Buy	05/29/15	DEUT	39,860	40,255	395
HUF	Sell	05/29/15	DEUT	30,136	30,284	(148)
HUF	Sell	05/29/15	BNP	56,829	59,090	(2,261)
ILS	Buy	05/29/15	GSC	23,208	23,308	100
ILS	Buy	05/29/15	UBS	12,920	12,948	28
ILS	Sell	05/29/15	BNP	90,081	91,934	(1,853)
INR	Buy	05/29/15	JPM	74,664	74,747	83
INR	Buy	05/29/15	HSBC	174,943	173,264	(1,679)
INR	Sell	05/29/15	SCB	35,016	34,716	300
INR	Sell	05/29/15	HSBC	27,315	27,053	262
INR	Sell	05/29/15	MSC	74,492	74,278	214
INR	Sell	05/29/15	JPM	74,618	74,748	(130)
JPY	Buy	05/29/15	MSC	820,029	821,596	1,567
JPY	Buy	05/29/15	DEUT	80,343	80,424	81
JPY	Buy	05/29/15	GSC	99,919	99,692	(227)
JPY	Buy	05/29/15	JPM	400,369	399,773	(596)
JPY	Sell	05/29/15	CBA	102,674	102,205	469
JPY	Sell	05/29/15	JPM	400,231	399,773	458
JPY	Sell	05/29/15	MSC	184,789	185,142	(353)
JPY	Sell	06/08/15	MSC	99,767	100,543	(776)
JPY	Sell	06/08/15	UBS	330,623	335,143	(4,520)
JPY	Sell	06/15/15	SCB	83,441	83,795	(354)
JPY	Sell	06/22/15	BOA	165,744	167,607	(1,863)
KRW	Buy	05/29/15	UBS	51,291	51,673	382
KRW	Buy	05/29/15	HSBC	58,249	58,467	218
KRW	Sell	05/29/15	SCB	99,743	100,169	(426)
KRW	Sell	05/29/15	BCLY	63,263	63,751	(488)
KRW	Sell	05/29/15	HSBC	263,077	264,061	(984)
MXN	Buy	05/29/15	RBC	57,069	57,432	363
MXN	Buy	05/29/15	GSC	25,221	25,367	146
MYR	Sell	05/29/15	UBS	102,306	103,604	(1,298)
NOK	Buy	05/29/15	JPM	510,758	533,426	22,668
NOK	Buy	05/29/15	GSC	41,938	43,788	1,850
NOK	Sell	05/29/15	UBS	26,518	26,538	(20)
NOK	Sell	05/29/15	GSC	121,534	126,058	(4,524)
NZD	Buy	05/29/15	NAB	102,950	103,499	549
NZD	Buy	05/29/15	NAB	30,281	30,441	160
NZD	Sell	05/29/15	DEUT	52,941	53,272	(331)
NZD	Sell	05/29/15	JPM	48,983	49,466	(483)
NZD	Sell	05/29/15	NAB	382,279	384,319	(2,040)

The accompanying notes are an integral part of these financial statements.

27

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
PEN	Buy	05/29/15	SCB	$25,531	$25,437	$(94)
PEN	Sell	05/29/15	SSG	57,125	57,232	(107)
PLN	Buy	05/29/15	BNP	677,591	704,314	26,723
PLN	Buy	05/29/15	BCLY	50,123	51,894	1,771
PLN	Buy	05/29/15	JPM	50,376	51,339	963
PLN	Buy	05/29/15	JPM	18,750	19,426	676
PLN	Sell	05/29/15	DEUT	42,782	43,013	(231)
RUB	Buy	05/29/15	JPM	188,816	190,384	1,568
RUB	Sell	05/29/15	JPM	75,736	76,365	(629)
SEK	Buy	05/29/15	SSG	1,564,518	1,625,979	61,461
SEK	Buy	05/29/15	JPM	102,231	103,259	1,028
SEK	Buy	05/29/15	BOA	103,344	103,260	(84)
SEK	Buy	05/29/15	BOA	75,817	75,644	(173)
SEK	Buy	05/29/15	MSC	103,725	103,260	(465)
SEK	Sell	05/29/15	JPM	116,272	115,387	885
SEK	Sell	05/29/15	JPM	103,676	103,139	537
SEK	Sell	05/29/15	SSG	55,092	55,232	(140)
SEK	Sell	05/29/15	UBS	52,671	52,831	(160)
SEK	Sell	05/29/15	GSC	14,993	15,609	(616)
SEK	Sell	05/29/15	GSC	25,443	26,415	(972)
SEK	Sell	05/29/15	CSFB	39,562	40,824	(1,262)
SEK	Sell	05/29/15	SSG	63,542	66,038	(2,496)
SGD	Buy	05/29/15	HSBC	103,877	105,739	1,862
SGD	Buy	05/29/15	UBS	103,886	105,738	1,852
SGD	Sell	05/29/15	DEUT	26,279	26,434	(155)
SGD	Sell	05/29/15	UBS	100,918	102,717	(1,799)
SGD	Sell	05/29/15	HSBC	101,733	105,738	(4,005)
TRY	Buy	05/29/15	JPM	12,737	12,981	244
TRY	Buy	05/29/15	GSC	26,019	25,962	(57)
TRY	Sell	05/29/15	UBS	14,909	14,836	73
TRY	Sell	05/29/15	HSBC	73,896	75,291	(1,395)
TRY	Sell	05/29/15	DEUT	73,500	74,920	(1,420)
TRY	Sell	05/29/15	HSBC	171,639	174,319	(2,680)
TWD	Buy	05/29/15	BOA	101,656	102,205	549
ZAR	Buy	05/29/15	JPM	220,716	226,686	5,970
ZAR	Buy	05/29/15	HSBC	49,904	51,025	1,121
ZAR	Buy	05/29/15	DEUT	30,619	30,950	331
ZAR	Buy	05/29/15	BCLY	22,580	22,585	5
ZAR	Sell	05/29/15	UBS	21,082	20,912	170
ZAR	Sell	05/29/15	JPM	30,054	30,950	(896)

Total						$(249,461)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

28

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korea Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwanese Dollar
ZAR	South African Rand

Other Abbreviations:
BBSW	Bank Bill Swap Reference Rate
BUBOR	Budapest Interbank Offered Rate
CD	Certificate of Deposit
CDOR	Canadian Dollar Offered Rate
CHILIBOR	Chile Interbank Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FNMA	Federal National Mortgage Association
JIBAR	Johannesburg Interbank Agreed Rate
KORIBOR	South Korea Interbank Offered Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
NZDBB	New Zealand Bank Bill
NZDBOR	New Zealand Interbank Offered Rate
OTC	Over-the-Counter
STIBOR	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

29

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$1,192,558	$—	$1,192,558	$—
Corporate Bonds	2,267,119	—	2,267,119	—
Foreign Government Obligations	4,310,957	—	4,310,957	—
U.S. Government Agencies	1,000,261	—	1,000,261	—
U.S. Government Securities	9,715,168	—	9,715,168	—
Short-Term Investments	6,005,991	917,912	5,088,079	—
Purchased Options	61,429	—	61,429	—

Total	$24,553,483	$917,912	$23,635,571	$—

Foreign Currency Contracts (2)	$201,156	$—	$201,156	$—
Futures Contracts (2)	17,968	17,968	—	—
Swaps - Credit Default (2)	53,810	—	53,810	—
Swaps - Interest Rate (2)	62,238	—	62,238	—

Total	$335,172	$17,968	$317,204	$—

Liabilities
Foreign Currency Contracts (2)	$(450,617)	$—	$(450,617)	$—
Futures Contracts (2)	(28,932)	(28,932)	—	—
Swaps - Credit Default (2)	(80,952)	—	(80,952)	—
Swaps - Interest Rate (2)	(42,347)	—	(42,347)	—
Written Options	(9,554)	—	(9,554)	—

Total	$(612,402)	$(28,932)	$(583,470)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$87,168	$87,168
Purchases	10,085	10,085
Sales	(5,766)	(5,766)
Accrued discounts/(premiums)	385	385
Total realized gain/(loss)	2,088	2,088
Net change in unrealized appreciation/depreciation	(1,173)	(1,173)
Transfers into Level 3 (1)	—	—
Transfers out of Level 3 (1)	(92,787)	(92,787)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

30

The Hartford Global Real Asset Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	15.1%
Aa / AA	0.1
A	2.4
Baa / BBB	1.2
Not Rated	1.1
Non-Debt Securities and Other Short-Term Instruments	77.9
Other Assets & Liabilities	2.2

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	0.7%
Consumer Staples	1.8
Energy	33.9
Financials	3.2
Industrials	2.4
Information Technology	0.9
Materials	15.8
Telecommunication Services	0.8
Utilities	6.7

Total	66.2%

Fixed Income Securities
Foreign Government Obligations	4.8%
U.S. Government Securities	15.1

Total	19.9%

Short-Term Investments	11.7
Other Assets & Liabilities	2.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Diversification by Country

as of April 30, 2015 (Unaudited)

Country	Percentage of Net Assets
Australia	2.7%
Austria	0.1
Belgium	0.6
Brazil	2.2
Canada	6.6
China	1.9
Denmark	0.1
France	2.6
Germany	0.5
Hong Kong	2.0
India	0.1
Israel	0.5
Italy	2.0
Japan	5.4
Jersey	0.6
Luxembourg	0.2
Mexico	2.5
Netherlands	2.8
Norway	1.2
Poland	0.1
Russia	1.7
Singapore	0.3
South Africa	1.0
South Korea	1.2
Spain	0.5
Sweden	0.4
Switzerland	1.1
Taiwan	0.2
Thailand	0.2
Turkey	0.4
United Kingdom	5.5
United States	50.6
Other Assets & Liabilities	2.2

Total	100.0%

The accompanying notes are an integral part of these financial statements.

31

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value *
COMMON STOCKS - 66.2%
	Automobiles & Components - 0.1%
24,600	Toyoda Gosei Co., Ltd.	$569,159

	Banks - 1.4%
31,576	Banca Popolare dell-Emilia Romagna Scrl (1)	259,739
27,600	Dah Sing Financial Holdings Ltd.	193,768
81,110	HSBC Holdings plc	810,248
17,022	KB Financial Group, Inc.	649,122
91,900	Mitsubishi UFJ Financial Group, Inc.	652,890
374,500	Mizuho Financial Group, Inc.	713,902
42,045	Standard Chartered plc	688,369
17,700	Sumitomo Mitsui Financial Group, Inc.	772,863
69,948	UniCredit S.p.A.	502,096

		5,242,997

	Capital Goods - 1.2%
113,360	Beijing Enterprises Holdings Ltd.	1,035,964
1,289	Caterpillar, Inc.	111,988
14,743	Cie de Saint-Gobain	670,026
1,667	CNH Industrial N.V.	14,647
3,730	CNK International Co., Ltd. (1)(2)(3)	4,802
58,067	COSCO Corp. Singapore Ltd.	26,497
116	Cummins, Inc.	16,038
1,741	Deere & Co.	157,595
8,571	Hino Motors Ltd.	111,815
314	Hitachi Construction Machinery Co., Ltd.	5,575
103,000	Japan Steel Works Ltd.	475,335
1,966	John Bean Technologies Corp.	75,868
1,015	Komatsu Ltd.	20,421
26,159	Kubota Corp.	409,415
692	MAN SE	75,077
251	NOW, Inc. (1)	5,999
1,804	PACCAR, Inc.	117,891
23,385	Sembcorp Marine Ltd.	52,305
51	Veritiv Corp. (1)	2,027
16,284	Vinci S.A.	998,774
14,420	Yangzijiang Shipbuilding Holdings Ltd.	15,924

		4,403,983

	Commercial & Professional Services - 0.2%
7,776	Ceres Global AG Corp. (1)	40,282
12,500	en-japan, Inc.	185,707
131,983	Hays plc	310,207
20,005	USG People N.V.	271,668

		807,864

	Diversified Financials - 0.6%
9,416	Groupe Bruxelles Lambert S.A.	826,554
5,717	Julius Baer Group Ltd.	299,232
4,705	PICO Holdings, Inc. (1)	84,737
36,637	UBS Group AG (1)	731,909
46,600	Uranium Participation Corp. (1)	215,909

		2,158,341

	Energy - 33.9%
34,483	Anadarko Petroleum Corp.	3,244,850
27,794	Antero Resources Corp. (1)	1,231,552
25,479	Apache Corp.	1,742,764
873	Baker Hughes, Inc.	59,766
606	Baytex Energy Corp.	11,805
677,259	Beach Energy Ltd.	590,747
137,243	BG Group plc	2,485,957
746,784	BP plc	5,386,101

Shares or Principal Amount		Market Value *
COMMON STOCKS - 66.2% - (continued)
	Energy - 33.9% - (continued)
7,499	BP plc ADR	$323,657
501,120	Buru Energy Ltd. (1)	212,704
56,551	Cabot Oil & Gas Corp.	1,912,555
1,266	California Resources Corp.	11,774
41,360	Cameco Corp.	727,128
11,997	Cameron International Corp. (1)	657,676
58,916	Canadian Natural Resources Ltd.	1,957,755
2,348	Cenovus Energy, Inc.	44,235
3,378	Chesapeake Energy Corp.	53,271
77,805	Chevron Corp.	8,641,023
1,782,000	China Petroleum & Chemical Corp. Class H	1,681,791
330,000	China Shenhua Energy Co., Ltd. Class H	857,028
1,832,597	China Suntien Green Energy Corp. Ltd. Class H	492,471
6,682	Cimarex Energy Co.	831,241
53,282	Cobalt International Energy, Inc. (1)	570,117
4,852	Concho Resources, Inc. (1)	614,554
64,684	ConocoPhillips Co.	4,393,337
36,887	Cosan Ltd. Class A	267,800
122,662	Crew Energy, Inc. (1)	543,922
1,971	Denbury Resources, Inc.	17,365
1,384	Devon Energy Corp.	94,403
510	Diamond Offshore Drilling, Inc.	17,070
19,196	Diamondback Energy, Inc. (1)	1,585,014
29,949	Enbridge Energy Management LLC (1)	1,105,717
29,761	Enbridge, Inc.	1,555,515
40,100	EnCana Corp.	569,344
22,903	Energen Corp.	1,630,006
82,810	Energy Resources of Australia Ltd. (1)	87,812
214,222	Eni S.p.A.	4,110,031
3,599	Eni S.p.A. ADR	138,310
913	Ensco plc Class A	24,907
34,241	EOG Resources, Inc.	3,388,147
12,466	EP Energy Corp. Class A (1)	184,123
6,979	EQT Corp.	627,691
182,992	Exxon Mobil Corp.	15,988,011
446,997	Gazprom OAO ADR	2,618,934
2,744	Halliburton Co.	134,319
917,700	Harum Energy Tbk PT	84,249
15,998	Hess Corp.	1,230,246
713	HollyFrontier Corp.	27,650
2,181	Husky Energy, Inc.	48,772
34,789	Imperial Oil Ltd.	1,535,239
111,900	Indo Tambangraya Megah Tbk PT	108,652
157,600	Inpex Corp.	1,977,931
15,700	Japan Petroleum Exploration Co., Ltd.	604,377
20,691	Keyera Corp.	728,344
17,990	Kinder Morgan, Inc.	772,670
76,405	Laredo Petroleum, Inc. (1)	1,207,199
48,000	Legacy Oil + Gas, Inc. (1)	114,977
18,330	Lukoil OAO ADR	938,119
55,888	Lundin Petroleum AB (1)	904,647
52,713	Marathon Oil Corp.	1,639,374
1,032	Marathon Petroleum Corp.	101,724
1,120	Murphy Oil Corp.	53,323
2,257	Nabors Industries Ltd.	37,692
1,032	National Oilwell Varco, Inc.	56,151
10,607	Newfield Exploration Co. (1)	416,219
959	Noble Corp. plc	16,600
1,270	Noble Energy, Inc.	64,414
10,249	NOVATEK OAO GDR	996,203

The accompanying notes are an integral part of these financial statements.

32

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value *
COMMON STOCKS - 66.2% - (continued)
	Energy - 33.9% - (continued)
20,485	Occidental Petroleum Corp.	$1,640,848
509	Pacific Rubiales Energy Corp.	1,721
21,200	Painted Pony Petroleum Ltd. (1)	131,259
134	Paragon Offshore plc	243
35,005	Paramount Resources Ltd. Class A (1)	1,035,498
2,221	Pembina Pipeline Corp.	77,298
910,000	PetroChina Co., Ltd. Class H	1,173,684
214,949	Petroleo Brasileiro S.A. ADR (1)	1,959,671
1,670	Phillips 66	132,448
13,588	Pioneer Natural Resources Co.	2,347,735
24,436	PrairieSky Royalty Ltd.	671,003
45,000	PTT PCL	485,970
33,357	QEP Resources, Inc.	750,532
54,600	Raging River Exploration, Inc. (1)	427,659
15,890	Range Resources Corp.	1,009,968
42,649	Rice Energy, Inc. (1)	1,050,445
114,133	Rosneft OAO GDR	563,817
263,450	Royal Dutch Shell plc Class A	8,306,640
8,774	Royal Dutch Shell plc Class A, ADR	556,535
1,670	Royal Dutch Shell plc Class B, ADR	107,865
22,391	RSP Permian, Inc. (1)	649,787
155,807	Santos Ltd.	1,014,668
4,014	Schlumberger Ltd.	379,765
1,883	Seadrill Ltd.	24,648
75,294	Seven Generations Energy Ltd. Class A (1)	1,279,343
102	Seventy Seven Energy, Inc. (1)	517
1,942	Spectra Energy Corp.	72,339
88,026	Statoil ASA	1,866,183
4,519	Statoil ASA ADR	95,938
5,518	Suncor Energy, Inc.	179,887
943	Talisman Energy, Inc.	7,527
11,294	Targa Resources Corp.	1,185,531
13,693	Tatneft OAO ADR	470,218
14,961	Technip S.A. (2)	1,019,930
1,465	Tenaris S.A. ADR	45,049
47,418	Total S.A.	2,567,682
37,656	Total S.A. ADR	2,037,190
41,746	TransCanada Corp.	1,937,651
600	Transocean Ltd.	11,292
113,642	Tullow Oil plc	721,520
17,260	Valero Energy Corp.	982,094
1,346	Vermilion Energy, Inc.	64,795
2,813	Weatherford International plc (1)	40,929
35,053	Whiting Petroleum Corp. (1)	1,328,859

		127,503,253

	Food & Staples Retailing - 0.0%
1,944	Andersons, Inc.	82,989

	Food, Beverage & Tobacco - 1.8%
14,291	Adecoagro S.A. (1)	138,766
2,087	Anheuser-Busch InBev N.V. ADR	250,524
39,882	Archer-Daniels-Midland Co.	1,949,432
100,500	Astra Agro Lestari Tbk PT	157,173
4,300	BRF S.A.	91,910
8,342	BRF S.A. ADR	179,103
10,336	Bunge Ltd.	892,720
159,810	Charoen Pokphand Foods PCL	108,107
61,000	China Agri-Industries Holdings Ltd.	34,834
248,000	China Foods Ltd. (1)	185,705
4,300	Coca-Cola Co.	174,408

Shares or Principal Amount		Market Value *
COMMON STOCKS - 66.2% - (continued)
	Food, Beverage & Tobacco - 1.8% - (continued)
70,400	First Resources Ltd.	$94,416
953,145	Golden Agri-Resources Ltd.	301,529
3,401	Ingredion, Inc.	270,039
15,200	Kuala Lumpur Kepong Bhd	94,563
4,096	Limoneira Co.	93,962
5,397	McLeod Russel India Ltd.	20,553
1,482	MHP S.A. GDR (4)	17,043
9,643	PureCircle Ltd. (1)	71,938
1,300	S&W Seed Co. (1)	5,889
8,755	SLC Agricola S.A.	50,706
23,227	Suedzucker AG	350,080
11,994	Tate & Lyle plc	109,820
43,612	Treasury Wine Estates Ltd.	191,272
8,399	Tyson Foods, Inc. Class A	331,761
261,063	Wilmar International Ltd.	641,203
44,700	Zambeef Products plc (1)	8,405

		6,815,861

	Insurance - 0.8%
38,700	Dai-ichi Life Insurance Co., Ltd.	636,069
23,053	Delta Lloyd N.V.	436,551
16,957	Hanwha Life Insurance Co., Ltd.	125,438
1,089,533	Shin Kong Financial Holding Co., Ltd.	353,359
98,552	Storebrand ASA (1)	348,450
54,000	T&D Holdings, Inc.	779,208
17,171	Tongyang Life Insurance	236,121

		2,915,196

	Materials - 15.8%
7,672	Acacia Mining plc	34,025
4,821	African Rainbow Minerals Ltd.	43,986
11,933	Agnico Eagle Mines Ltd.	361,204
8,669	Agrium, Inc.	898,156
32,000	Aichi Steel Corp.	153,835
12,845	Alacer Gold Corp. (1)	29,065
7,247	Alamos Gold, Inc.	50,095
53,842	Alcoa, Inc.	722,560
4,493	Alexco Resource Corp. (1)	1,899
1,527	Allegheny Technologies, Inc.	51,903
4,733	Allied Nevada Gold Corp. (1)	709
109,481	Alumina Ltd.	132,850
87,119	Aluminum Corp. of China Ltd. Class H (1)	56,210
18,557	Anglo American Platinum Ltd. (1)	512,540
118,142	Anglo American plc	2,001,622
20,631	AngloGold Ashanti Ltd. ADR (1)	233,749
16,391	Antofagasta plc	196,189
472,364	Aquarius Platinum Ltd. (1)	64,159
60,610	ArcelorMittal	645,989
3,875	ArcelorMittal South Africa Ltd. (1)	6,430
7,519	Argonaut Gold, Inc. (1)	12,651
1,168	Asahi Holdings, Inc.	21,979
6,307	Asanko Gold, Inc. (1)	9,305
1,666	Assore Ltd.	16,114
12,872	AuRico Gold, Inc.	44,916
15,276	Avocet Mining plc (1)	1,124
43,438	B2Gold Corp. (1)	68,046
16,713	Banro Corp. (1)	4,156
114,945	Barrick Gold Corp.	1,493,856
40,450	Beadell Resources Ltd.	7,330
12,053	Belo Sun Mining Corp. (1)	1,998

The accompanying notes are an integral part of these financial statements.

33

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value *
COMMON STOCKS - 66.2% - (continued)
	Materials - 15.8% - (continued)
134,597	BHP Billiton Ltd.	$3,437,119
10,492	BHP Billiton Ltd. ADR	538,135
85,945	BHP Billiton plc	2,065,814
9,507	BHP Billiton plc ADR	459,188
11,221	Boliden AB	243,784
9,833	Bradespar S.A. (Preference Shares)	39,326
34,917	Buzzi Unicem S.p.A.	561,993
2,446	CAP S.A.	8,730
60,539	Centamin plc	59,126
60,822	Centerra Gold, Inc.	314,570
3,498	CF Industries Holdings, Inc.	1,005,570
7,649	China Gold International Resources Corp. Ltd. (1)	12,806
182,957	China Precious Metal Resources Holdings Co., Ltd. (1)	15,599
495,289	China Steel Corp.	416,022
10,660	Cia de Minas Buenaventura SAA ADR	119,179
31,733	Cia Siderurgica Nacional S.A.	84,995
1,554	Cliffs Natural Resources, Inc.	9,231
6,774	Coeur Mining, Inc. (1)	35,359
49	Colossus Minerals, Inc. (1)(3)	1
4,083	Continental Gold Ltd. (1)	7,445
12,143	Daido Steel Co., Ltd.	58,063
6,771	Detour Gold Corp. (1)	71,554
4,881	Dominion Diamond Corp.	96,204
35,600	DRDGOLD Ltd.	6,676
6,050	Dundee Precious Metals, Inc. (1)	14,592
3,745	EcoSynthetix, Inc. (1)	4,159
152,171	Eldorado Gold Corp.	755,637
28,187	Endeavour Mining Corp. (1)	14,718
6,480	Endeavour Silver Corp. (1)	13,159
65,033	Eregli Demir ve Celik Fabrikalari T.A.S.	109,744
7,089	Feng Hsin Iron & Steel Co.	9,644
6,818	First Majestic Silver Corp. (1)	33,228
28,712	First Quantum Minerals Ltd.	439,783
62,151	Fortescue Metals Group Ltd.	104,993
6,824	Fortuna Silver Mines, Inc. (1)	25,848
42,823	Fosun International Ltd.	106,735
8,732	Franco-Nevada Corp.	453,355
51,405	Freeport-McMoRan, Inc.	1,196,194
10,759	Fresnillo plc	119,329
6,600	Fujimi, Inc.	111,610
7,708,949	G-Resources Group Ltd. (1)	253,956
14,852	Gabriel Resources Ltd. (1)	5,416
7,816	Gem Diamonds Ltd. (1)	16,677
38,454	Gerdau S.A. (Preference Shares)	128,267
423,023	Glencore plc (1)	2,009,599
43,350	Gold Fields Ltd.	200,143
1,882	Gold Resource Corp.	6,342
47,201	Goldcorp, Inc.	888,466
15,730	Golden Star Resources Ltd. (1)	3,390
170,198	Grupo Mexico S.A.B. de C.V. Series B	525,948
22,598	Gryphon Minerals Ltd. (1)	1,209
6,324	Guyana Goldfields, Inc. (1)	16,354
23,729	Harmony Gold Mining Co., Ltd. (1)	45,673
18,953	Hecla Mining Co.	57,238
12,689	Highland Gold Mining Ltd.	9,154
42,283	Hindalco Industries Ltd.	85,352
22,200	Hitachi Chemical Co., Ltd.	429,702
7,927	Hitachi Metals Ltd.	123,972
10,299	Hochschild Mining plc (1)	15,448
5,115	Holcim Ltd. (1)	410,890

Shares or Principal Amount		Market Value *
COMMON STOCKS - 66.2% - (continued)
	Materials - 15.8% - (continued)
4,796	Holmen AB Class B	$158,690
390	Hyundai Hysco Co., Ltd.	24,026
2,977	Hyundai Steel Co.	217,594
21,698	IAMGOLD Corp. (1)	48,557
19,574	Iluka Resources Ltd.	124,732
108,255	Impala Platinum Holdings Ltd. (1)	602,492
7,245	Industrias CH S.A.B. de C.V. Series B (1)	29,548
8,204	Industrias Penoles S.A.B. de C.V.	139,033
2,677	International Paper Co.	143,808
20,100	Israel Chemicals Ltd.	140,634
200	Israel Corp. Ltd.	73,670
177,800	Ivanhoe Mines Ltd. Class A (1)	170,947
1,940	Jastrzebska Spolka Weglowa S.A. (1)	7,733
21,312	JFE Holdings, Inc.	481,115
60,266	Jiangxi Copper Co., Ltd. Class H	124,370
15,710	Jindal Steel & Power Ltd.	34,277
34,200	JSR Corp.	583,364
2,603	JSW Steel Ltd.	38,141
7,241	K+S AG	236,052
6,074	KGHM Polska Miedz S.A.	212,970
10,393	Kingsgate Consolidated Ltd. (1)	5,838
17,753	Kingsrose Mining Ltd. (1)	3,907
296,963	Kinross Gold Corp. (1)	721,620
110,846	Kobe Steel Ltd.	201,472
363	Korea Zinc Co., Ltd.	161,663
2,969	Koza Altin Isletmeleri A/S	31,016
3,595	Kumba Iron Ore Ltd.	48,489
11,700	Kyoei Steel Ltd.	191,648
5,254	Lafarge S.A.	383,357
719,071	Lepanto Consolidated Mining Co. (1)	3,863
34,153	LionGold Corp. Ltd. (1)	516
160,074	Lonmin plc (1)	353,850
8,962	LyondellBasell Industries N.V. Class A	927,746
2,528	MAG Silver Corp. (1)	17,559
15,920	Maruichi Steel Tube Ltd.	402,100
9,905	McEwen Mining, Inc. (1)	9,905
5,032	MeadWestvaco Corp.	245,562
9,545	Medusa Mining Ltd. (1)	7,050
12,186	Metalurgica Gerdau S.A. (Preference Shares)	39,798
6,356	Midas Gold Corp. (1)	2,239
27,548	Minera Frisco S.A.B. de C.V. (1)	22,804
46,618	Mitsubishi Materials Corp.	167,824
209,000	Mitsui Chemicals, Inc.	690,952
11,986	MMC Norilsk Nickel OJSC ADR	225,097
11,145,387	Mongolian Mining Corp. (1)	623,472
18,415	Monsanto Co.	2,098,573
15,511	Mosaic Co.	682,484
10,300	Neturen Co., Ltd.	76,682
10,728	Nevsun Resources Ltd.	42,325
28,198	New Gold, Inc. (1)	94,656
44,886	Newcrest Mining Ltd. (1)	503,149
47,398	Newmont Mining Corp.	1,255,573
8,665	NGEx Resources, Inc. (1)	6,751
315,964	Nippon Steel & Sumitomo Metal Corp.	821,891
7,300	Nitto Denko Corp.	467,824
40,955	Norsk Hydro ASA	193,955
12,090	North American Palladium Ltd. (1)	701
17,765	Northam Platinum Ltd. (1)	73,023
18,666	Northern Star Resources Ltd.	33,196
12,649	NOVAGOLD Resources, Inc. (1)	48,436

The accompanying notes are an integral part of these financial statements.

34

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value *
COMMON STOCKS - 66.2% - (continued)
	Materials - 15.8% - (continued)
2,434	Novolipetsk Steel OJSC GDR (4)	$32,129
16,001	Nucor Corp.	781,809
17,463	OceanaGold Corp.	33,290
16,098	Oji Holdings Corp.	71,595
2,587	Osisko Gold Royalties Ltd.	34,672
3,601	OZ Minerals Ltd.	13,257
74,489	Pan African Resources plc	13,149
9,457	Pan American Silver Corp.	90,533
434	Paramount Gold Nevada Corp. (1)	751
26,905	Perseus Mining Ltd. (1)	8,295
21,316	Petra Diamonds Ltd. (1)	51,124
10,384	Petropavlovsk plc (1)	1,006
2,871	POSCO	676,303
33,352	Potash Corp. of Saskatchewan, Inc.	1,089,158
7,547	Premier Gold Mines Ltd. (1)	15,388
4,146	Pretium Resources, Inc. (1)	23,883
4,638	Primero Mining Corp. (1)	17,107
5,167	Randgold Resources Ltd.	393,212
17,872	Regis Resources Ltd. (1)	17,876
408,701	Resolute Mining Ltd. (1)	110,249
18,622	Rio Tinto Ltd.	839,429
52,640	Rio Tinto plc	2,355,696
14,934	Rio Tinto plc ADR	668,894
6,132	Royal Bafokeng Platinum Ltd. (1)	26,696
3,562	Royal Gold, Inc.	229,856
14,824	Rubicon Minerals Corp. (1)	16,341
15,215	Salzgitter AG	518,995
22,817	San Gold Corp. (1)	189
3,177	Sandstorm Gold Ltd. (1)	11,297
1,973	Seabridge Gold, Inc. (1)	12,543
15,753	SEMAFO, Inc. (1)	48,441
41,781	Sesa Sterlite Ltd.	137,420
6,138	Severstal PAO GDR (4)	68,009
113,353	Shougang Fushan Resources Group Ltd.	29,096
42,422	Sibanye Gold Ltd.	100,680
19,345	Silver Lake Resources Ltd. (1)	2,725
4,862	Silver Standard Resources, Inc. (1)	26,436
20,953	Silver Wheaton Corp.	413,329
9,664	Silvercorp Metals, Inc.	12,095
2,580	Sims Metal Management Ltd.	21,989
3,100	Sociedad Quimica y Minera de Chile S.A. ADR	67,704
6,419	Southern Copper Corp.	209,131
2,454	SSAB AB Class A (1)	14,845
27,408	St. Barbara Ltd. (1)	8,615
6,106	Stillwater Mining Co. (1)	82,004
94,000	Sumitomo Bakelite Co., Ltd.	428,541
22,160	Sumitomo Metal Mining Co., Ltd.	324,803
5,522	Syngenta AG	1,847,824
5,083	Tahoe Resources, Inc.	71,832
4,900	Tanzanian Royalty Exploration Corp. (1)	1,990
13,787	Tata Steel Ltd.	78,054
27,463	Teck Resources Ltd. Class B	416,648
15,836	ThyssenKrupp AG	420,753
6,472	Timmins Gold Corp. (1)	3,970
59,900	Tokyo Steel Manufacturing Co., Ltd.	413,521
34,755	Torex Gold Resources, Inc. (1)	32,263
19,535	Turquoise Hill Resources Ltd. (1)	81,929
24,714	Umicore S.A.	1,228,450
2,347	United States Steel Corp.	56,375
6,531	UPL Ltd.	50,402

Shares or Principal Amount		Market Value *
COMMON STOCKS - 66.2% - (continued)
	Materials - 15.8% - (continued)
16,111	Usinas Siderurgicas de Minas Gerais S.A. Class A, (Preference Shares)	$31,923
54,818	Vale S.A.	412,097
131,145	Vale S.A. (Preference Shares)	790,017
4,558	Vedanta Resources plc	43,778
4,714	Voestalpine AG	197,366
50,753	Yamana Gold, Inc.	193,926
14,638	Yamato Kogyo Co., Ltd.	344,402
13,081	Yara International ASA	670,237
44,000	Yodogawa Steel Works Ltd.	178,167
48,705	Zhaojin Mining Industry Co., Ltd. Class H	35,011
358,081	Zijin Mining Group Co., Ltd. Class H (2)(3)	137,038

		59,659,940

	Media - 0.3%
20,805	Comcast Corp. Class A	1,201,697

	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
2,166	Evogene Ltd. (1)	21,682
6,779	Genus plc	140,166
700	Ouro Fino Saude Animal Participacoes S.A.	6,649

		168,497

	Real Estate - 0.4%
26,815	Equity LifeStyle Properties, Inc. REIT	1,416,368

	Retailing - 0.3%
14,400	Adastria Holdings Co., Ltd.	436,851
321	CST Brands, Inc.	13,389
428	Murphy USA, Inc. (1)	27,961
3,400	Shimamura Co., Ltd.	338,895
17,700	Xebio Co., Ltd.	312,415

		1,129,511

	Semiconductors & Semiconductor Equipment - 0.6%
10,119	First Solar, Inc. (1)	603,801
74,000	SCREEN Holdings Co., Ltd.	502,357
70,400	Shinko Electric Industries Co., Ltd.	562,575
19,700	Tokyo Seimitsu Co., Ltd.	424,620

		2,093,353

	Software & Services - 0.3%
97,000	Fujitsu Ltd.	642,951
16,000	Itochu Techno-Solutions Corp.	364,383

		1,007,334

	Telecommunication Services - 0.8%
23,328	KT Corp. (1)	689,575
75,600	NTT DoCoMo, Inc.	1,339,063
50,188	Telenor ASA	1,133,504

		3,162,142

	Transportation - 1.0%
19,130	Canadian National Railway Co.	1,235,165
11,287	D/S Norden A/S (1)	226,456
1,142	Flughafen Zuerich AG	889,374
9,173	Hamburger Hafen und Logistik AG	202,319
443,000	Pacific Basin Shipping Ltd.	164,053
130,306	PostNL N.V. (1)	647,112
125,191	Qantas Airways Ltd. (1)	334,628

		3,699,107

The accompanying notes are an integral part of these financial statements.

35

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value *
COMMON STOCKS - 66.2% - (continued)
		Utilities - 6.7%
	180,000	Cheung Kong Infrastructure Holdings Ltd.	$1,524,849
	1,124,000	China Longyuan Power Group Corp. Ltd. Class H	1,392,965
	53,500	Cia de Saneamento Basico do Estado de Sao Paulo	316,069
	34,600	Cia Paranaense de Energia (Preference Shares)	389,414
	472,915	Enel Green Power S.p.A.	918,323
	193,500	ENN Energy Holdings Ltd.	1,392,694
	37,052	Gas Natural SDG S.A.	911,037
	27,999	GDF Suez	569,679
	1,148,000	Guangdong Investment Ltd.	1,711,856
	244,753	Hong Kong & China Gas Co., Ltd.	583,003
	1,402	Kenon Holdings Ltd. (1)	30,359
	22,273	Korea Electric Power Corp.	968,517
	114,111	National Grid plc	1,535,174
	14,590	NextEra Energy, Inc.	1,472,569
	120,810	NTPC Ltd.	285,429
	168,000	Osaka Gas Co., Ltd.	713,020
	22,260	PG&E Corp.	1,177,999
	108,000	Power Assets Holdings Ltd.	1,090,084
	11,536	Red Electrica Corporacion S.A.	968,156
	35,884	Severn Trent plc	1,168,521
	190,183	Snam S.p.A.	990,690
	43,801	SSE plc	1,037,808
	74,183	Suez Environnement Co.	1,512,986
	47,322	UGI Corp.	1,647,279
	20,275	Wisconsin Energy Corp.	995,908

			25,304,388

		Total Common Stocks (cost $256,723,456)	$249,341,980

FOREIGN GOVERNMENT OBLIGATIONS - 4.8%
		Brazil - 1.0%
		Brazil Notas do Tesouro Nacional Serie B
BRL	3,862,358	6.00%, 08/15/2016 (5)	$1,270,879
	2,866,635	6.00%, 08/15/2022 (5)	940,515
		Brazil Notas do Tesouro Nacional Series B
	4,622,252	6.00%, 08/15/2030 (5)	1,529,693

			3,741,087

		Israel - 0.5%
		Israel Government Bond - CPI Linked
ILS	2,624,924	1.00%, 05/30/2017 (5)	710,143
	2,562,102	1.75%, 09/29/2023 (5)	770,454
	1,480,044	2.75%, 08/30/2041 (5)	596,292

			2,076,889

		Mexico - 2.3%
		Mexican Udibonos
MXN	47,245,568	4.00%, 06/13/2019 (5)	3,296,039
	75,101,239	4.00%, 11/15/2040 (5)	5,375,985

			8,672,024

		South Africa - 0.4%
		South Africa Government Bond - CPI Linked
ZAR	$6,788,705	2.00%, 01/31/2025 (5)	595,391
	7,264,233	3.45%, 12/07/2033 (5)	797,922

			1,393,313

Shares or Principal Amount			Market Value *
FOREIGN GOVERNMENT OBLIGATIONS - 4.8% - (continued)
		South Korea - 0.1%
KRW	352,319,327	Inflation Linked Korea Treasury Bond 1.13%, 06/10/2023 (5)	$314,555

		Thailand - 0.1%
THB	13,467,969	Thailand Government Bond 1.20%, 07/14/2021 (4)(5)	396,207

		Turkey - 0.4%
TRY	4,261,652	Turkey Government Bond 2.00%, 09/18/2024 (5)	1,541,153

		Total Foreign Government Obligations (cost $19,085,738)	$18,135,228

U.S. GOVERNMENT SECURITIES - 15.1%
		U.S. Treasury Securities - 15.1%
		U.S. Treasury Bonds - 1.0%
	$2,630,745	0.25%, 01/15/2025 (5)	$2,664,450
	841,666	2.38%, 01/15/2025 (5)	1,023,544

			3,687,994

		U.S. Treasury Notes - 14.1%
	1,717,040	0.13%, 04/15/2016 (5)	1,738,102
	3,683,625	0.13%, 04/15/2017 (5)	3,762,189
	4,761,590	0.13%, 04/15/2018 (5)	4,875,050
	1,236,952	0.13%, 04/15/2019 (5)	1,265,267
	1,272,934	0.13%, 04/15/2020 (5)	1,298,690
	3,962,061	0.13%, 01/15/2022 (5)	4,008,492
	4,301,642	0.13%, 07/15/2022 (5)	4,368,184
	4,278,515	0.13%, 01/15/2023 (5)	4,313,945
	2,955,306	0.13%, 07/15/2024 (5)	2,971,930
	2,546,411	0.38%, 07/15/2023 (5)	2,623,002
	3,435,207	0.63%, 07/15/2021 (5)	3,610,457
	3,394,666	0.63%, 01/15/2024 (5)	3,555,383
	1,854,983	1.13%, 01/15/2021 (5)	1,995,847
	1,368,857	1.25%, 07/15/2020 (5)	1,488,739
	3,199,417	1.38%, 01/15/2020 (5)	3,467,868
	2,643,468	1.88%, 07/15/2019 (5)	2,920,620
	803,440	2.13%, 01/15/2019 (5)	885,667
	2,237,916	2.38%, 01/15/2017 (5)	2,372,540
	557,816	2.50%, 07/15/2016 (5)	585,968
	826,634	2.63%, 07/15/2017 (5)	898,383

			53,006,323

		Total U.S. Government Securities (cost $56,963,696)	$56,694,317

EXCHANGE TRADED FUNDS - 0.0%
		Other Investment Pools & Funds - 0.0%
	800	ETFS Platinum Trust (1)	$88,448

		Total Exchange Traded Funds (cost $105,954)	$88,448

WARRANTS - 0.0%
		Materials - 0.0%
	10,100	Shandong Denghai Seeds Co., Ltd. (1)	$71,091

		Total Warrants (cost $30,547)	$71,091

The accompanying notes are an integral part of these financial statements.

36

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value *
RIGHTS - 0.0%
	Materials - 0.0%
5,242	Northam Platinum Ltd. (1)	$93

	Total Rights (cost $1,965)	$93

	Total Long-Term Investments (cost $332,911,356)	$324,331,157

SHORT-TERM INVESTMENTS - 11.7%
	Other Investment Pools & Funds - 11.7%
43,952,402	Federated Prime Obligations Fund	$43,952,402

	Total Short-Term Investments (cost $43,952,402)	43,952,402

Total Investments Excluding Purchased Options (cost $376,863,758)	97.8%	$368,283,559

Total Purchased Options (cost $19,188)	0.0%	13,500

Total Investments (cost $376,882,946)^	97.8%	$368,297,059

Other Assets and Liabilities	2.2%	8,271,903

Total Net Assets	100.0%	$376,568,962

The accompanying notes are an integral part of these financial statements.

37

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global Real Asset Fund, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of April 30, 2015, the Fund invested 18% of its total assets in the Subsidiary.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $389,870,515 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,454,501
Unrealized Depreciation	(35,027,957)

Net Unrealized Depreciation	$(21,573,456)

(1)	Non-income producing.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
01/2013 - 05/2013	3,730	CNK International Co., Ltd.	$20,155
03/2015	14,961	Technip S.A.	1,080,176
01/2015	358,081	Zijin Mining Group Co., Ltd.	116,772

			$1,217,103

At April 30, 2015, the aggregate value of these securities were $1,161,770, which represents 0.3% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $141,841, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $513,388, which represents 0.1% of total net assets.

(5)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Exchange Traded Option Contracts Outstanding at April 30, 2015
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
Light Sweet Crude Oil Future Option	50.00 USD	09/17/15	USD	10,000	$13,500	$19,188	$(5,688)

Total purchased option contracts				10,000	$13,500	$19,188	$(5,688)

Written option contracts:
Calls
Light Sweet Crude Oil Future Option Call	70.00 USD	09/17/15	USD	(10,000)	$(16,200)	(15,041)	$(1,159)

Puts
Gold 100oz Future Option	1,100.00 USD	05/26/15	USD	(400)	$(600)	(12,664)	$12,064

Total written option contracts				(10,400)	$(16,800)	$(27,705)	$10,905

The accompanying notes are an integral part of these financial statements.

38

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Futures Contracts Outstanding at April 30, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	42	05/14/2015	$2,666,686	$2,804,760	$138,074
Brent Crude Oil Future	10	11/13/2015	576,022	696,800	120,778
Brent Crude Oil Future	5	10/31/2016	350,047	360,200	10,153
Copper Future	13	06/15/2015	1,905,893	2,062,937	157,044
Corn Future	80	12/14/2015	1,615,323	1,534,000	(81,323)
Gold 100oz Future	13	06/26/2015	1,509,487	1,537,120	27,633
Hard Red Winter Wheat Future	22	07/14/2015	580,479	548,900	(31,579)
Henry Hub Natural Gas Future	10	12/28/2016	109,523	87,851	(21,672)
Henry Hub Natural Gas Future	10	01/27/2017	109,523	87,526	(21,997)
Henry Hub Natural Gas Future	10	02/24/2017	109,523	86,075	(23,448)
Henry Hub Natural Gas Future	11	03/29/2017	120,475	87,808	(32,667)
Henry Hub Natural Gas Future	11	04/26/2017	120,475	87,945	(32,530)
Henry Hub Natural Gas Future	11	05/26/2017	120,475	88,990	(31,485)
Henry Hub Natural Gas Future	11	06/28/2017	120,475	90,118	(30,357)
Henry Hub Natural Gas Future	11	07/27/2017	120,475	90,448	(30,027)
Henry Hub Natural Gas Future	11	08/29/2017	120,475	90,118	(30,357)
Henry Hub Natural Gas Future	11	09/27/2017	120,475	90,723	(29,752)
Henry Hub Natural Gas Future	11	10/27/2017	120,475	92,703	(27,772)
Henry Hub Natural Gas Future	10	11/28/2017	109,523	88,551	(20,972)
Henry Hub Natural Gas Future	4	12/27/2017	45,409	36,740	(8,669)
Henry Hub Natural Gas Future	4	01/29/2018	45,409	36,520	(8,889)
Henry Hub Natural Gas Future	4	02/26/2018	45,409	35,890	(9,519)
Henry Hub Natural Gas Future	5	03/27/2018	56,761	40,925	(15,836)
Henry Hub Natural Gas Future	5	04/26/2018	56,761	40,962	(15,799)
Henry Hub Natural Gas Future	4	05/29/2018	45,409	33,100	(12,309)
Henry Hub Natural Gas Future	4	06/27/2018	45,409	33,480	(11,929)
Henry Hub Natural Gas Future	4	07/27/2018	45,409	33,600	(11,809)
Henry Hub Natural Gas Future	4	08/29/2018	45,409	33,530	(11,879)
Henry Hub Natural Gas Future	4	09/26/2018	45,409	33,770	(11,639)
Henry Hub Natural Gas Future	4	10/29/2018	45,409	34,500	(10,909)
Henry Hub Natural Gas Future	4	11/28/2018	45,409	36,190	(9,219)
Lead Future	15	06/15/2015	691,314	795,187	103,873
Low Sulphur Gas Oil Future	21	05/12/2015	1,125,353	1,258,425	133,072
Natural Gas Future	31	05/27/2015	790,882	852,810	61,928
Natural Gas Future	101	12/29/2015	3,519,613	3,268,360	(251,253)
Nickel Future	29	06/15/2015	2,424,544	2,424,516	(28)
Nickel Future	22	07/13/2015	1,797,597	1,841,268	43,671
Palladuim Future	20	06/26/2015	1,561,600	1,553,000	(8,600)
Platinum Future	39	07/29/2015	2,236,848	2,223,780	(13,068)
Primary Aluminum Future	27	12/14/2015	1,358,519	1,314,563	(43,956)
Silver Future	10	07/29/2015	810,287	807,650	(2,637)
Soybean Future	21	11/13/2015	1,037,464	999,863	(37,601)
Soybean Oil Future	21	07/14/2015	394,852	398,790	3,938
Sugar No. 11 Future	49	06/30/2015	703,884	723,319	19,435
WTI Crude Future	44	05/19/2015	2,523,496	2,623,720	100,224
WTI Crude Future	15	08/20/2015	830,873	926,700	95,827
WTI Crude Future	4	11/20/2015	368,123	252,280	(115,843)
WTI Crude Future	5	11/21/2016	297,198	324,650	27,452
Zinc Future	36	06/15/2015	1,927,661	2,120,850	193,189
Zinc Future	15	09/14/2015	778,778	880,500	101,722

Total					$280,684

The accompanying notes are an integral part of these financial statements.

39

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Futures Contracts Outstanding at April 30, 2015 - (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Brent Crude Oil Future	4	10/26/2017	$48,101	$30,080	$18,021
Brent Crude Oil Future	10	10/31/2017	680,152	732,900	(52,748)
Cattle Feeder Future	3	05/21/2015	301,324	319,463	(18,139)
Cattle Feeder Future	2	08/27/2015	214,468	214,700	(232)
Copper Future	1	06/15/2015	158,684	158,688	(4)
Lead Future	4	06/15/2015	186,298	212,050	(25,752)
Lean Hogs Future	9	06/12/2015	294,174	293,130	1,044
Live Cattle Future	15	10/30/2015	889,079	898,050	(8,971)
Nickel Future	29	06/15/2015	2,367,593	2,424,516	(56,923)
Primary Aluminum Future	15	05/18/2015	670,628	717,844	(47,216)
Primary Aluminum Future	5	12/14/2015	225,586	243,437	(17,851)
Primary Aluminum Future	10	12/19/2016	460,710	498,625	(37,915)
Soybean Future	9	07/14/2015	428,603	439,200	(10,597)
Zinc Future	35	06/15/2015	1,818,879	2,061,938	(243,059)
Zinc Future	2	09/14/2015	117,392	117,400	(8)

Total					$(500,350)

Total futures contracts					$(219,666)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
BOA	CLICP Camara	2.09% Fixed	CLP 184,550,000	09/28/17	$—	$—	$40,606	$ 40,606

OTC Total Return Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount	Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
Platinum Spot	GSC	USD 389,110	Platinum Spot	10/30/15	$—	$—	$(38,695)	$ (38,695)
S&P GSCI Industrial Metals	GSC	USD 358,390	(0.10)% Fixed	05/20/15	—	—	28,304	28,304

Total					$—	$—	$(10,391)	$ (10,391)

The accompanying notes are an integral part of these financial statements.

40

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
BRL	Buy	05/05/15	GSC	$4,280,799	$4,245,858	$(34,941)
BRL	Buy	05/05/15	UBS	4,427,821	4,245,858	(181,963)
BRL	Sell	05/05/15	UBS	4,280,799	4,245,858	34,941
BRL	Sell	05/05/15	GSC	4,164,297	4,245,858	(81,561)
BRL	Sell	06/02/15	UBS	4,385,995	4,204,291	181,704
CAD	Buy	05/04/15	CBA	41,663	41,484	(179)
CAD	Buy	05/29/15	BMO	2,435,631	2,444,090	8,459
CAD	Sell	05/01/15	CBA	160,601	160,674	(73)
CAD	Sell	05/05/15	CBA	15,626	15,634	(8)
CAD	Sell	05/29/15	BMO	6,059,101	6,114,368	(55,267)
CLP	Buy	06/17/15	SCB	145,427	150,282	4,855
CLP	Buy	06/17/15	DEUT	145,496	150,282	4,786
EUR	Sell	05/05/15	WEST	281,045	281,909	(864)
EUR	Sell	05/29/15	DEUT	10,818,252	11,185,669	(367,417)
GBP	Sell	05/01/15	TDB	821,249	822,508	(1,259)
JPY	Sell	05/01/15	DEUT	27,464	27,413	51
NOK	Buy	05/04/15	MSC	46,820	46,573	(247)
ZAR	Sell	05/05/15	CSFB	31,487	32,132	(645)
ZAR	Sell	05/06/15	SSG	39,588	39,408	180

Total						$(489,448)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
MSC	Morgan Stanley
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korea Won
MXN	Mexican Peso
NOK	Norwegian Krone
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand

Index Abbreviations:
GSCI	Goldman Sachs Commodity
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
CLICP	Sinacofi Chile Interbank Offered Rate
CMO	Collateralized Mortgage Obligation
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

41

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Common Stocks
Automobiles & Components	$569,159	$—	$569,159	$—
Banks	5,242,997	—	5,242,997	—
Capital Goods	4,403,983	487,406	3,911,775	4,802
Commercial & Professional Services	807,864	40,282	767,582	—
Diversified Financials	2,158,341	300,646	1,857,695	—
Energy	127,503,253	88,017,519	39,485,734	—
Food & Staples Retailing	82,989	82,989	—	—
Food, Beverage & Tobacco	6,815,861	4,744,533	2,071,328	—
Insurance	2,915,196	561,989	2,353,207	—
Materials	59,659,940	24,787,436	34,872,503	1
Media	1,201,697	1,201,697	—	—
Pharmaceuticals, Biotechnology & Life Sciences	168,497	168,497	—	—
Real Estate	1,416,368	1,416,368	—	—
Retailing	1,129,511	41,350	1,088,161	—
Semiconductors & Semiconductor Equipment	2,093,353	603,801	1,489,552	—
Software & Services	1,007,334	—	1,007,334	—
Telecommunication Services	3,162,142	—	3,162,142	—
Transportation	3,699,107	1,235,165	2,463,942	—
Utilities	25,304,388	6,029,597	19,274,791	—
Foreign Government Obligations	18,135,228	—	18,135,228	—
U.S. Government Securities	56,694,317	—	56,694,317	—
Exchange Traded Funds	88,448	88,448	—	—
Warrants	71,091	—	71,091	—
Rights	93	93	—	—
Short-Term Investments	43,952,402	43,952,402	—	—
Purchased Options	13,500	13,500	—	—

Total	$368,297,059	$173,773,718	$194,518,538	$4,803

Foreign Currency Contracts (2)	$234,976	$—	$234,976	$—
Futures Contracts (2)	1,357,078	1,357,078	—	—
Swaps - Interest Rate (2)	40,606	—	40,606	—
Swaps - Total Return (2)	28,304	—	28,304	—

Total	$1,660,964	$1,357,078	$303,886	$—

Liabilities
Foreign Currency Contracts (2)	$(724,424)	$—	$(724,424)	$—
Futures Contracts (2)	(1,576,744)	(1,576,744)	—	—
Swaps - Total Return (2)	(38,695)	—	(38,695)	—
Written Options	(16,800)	(16,800)	—	—

Total	$(2,356,663)	$(1,593,544)	$(763,119)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $7,505,692 were transferred from Level 1 to Level 2, and investments valued at $1,101,443 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

42

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Total
Beginning balance	$7,577	$7,577
Purchases	—	—
Sales	(12)	(12)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(107,589)	(107,589)
Net change in unrealized appreciation/depreciation	102,958	102,958
Transfers into Level 3 (1)	8,099	8,099
Transfers out of Level 3 (1)	(6,230)	(6,230)

Ending balance	$4,803	$4,803

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $221,558.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

43

Hartford Long/Short Global Equity Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Long Positions
Equity Securities
Consumer Discretionary	20.6%
Consumer Staples	3.7
Energy	5.1
Financials	28.1
Health Care	13.2
Industrials	17.5
Information Technology	14.1
Materials	9.5
Telecommunication Services	2.5
Utilities	2.7

Total	117.0%

Short-Term Investments	0.1
Securities Sold Short
Equity Securities
Consumer Discretionary	(8.0)%
Consumer Staples	(4.3)
Energy	(1.9)
Financials	(11.6)
Health Care	(5.6)
Industrials	(11.5)
Information Technology	(9.6)
Materials	(4.6)
Utilities	(3.5)

Total	(60.6)

Other Assets & Liabilities	43.5

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Diversification by Country - Long Positions

as of April 30, 2015 (Unaudited)

Country	Percentage of Net Assets
Argentina	1.1%
Australia	2.1
Brazil	0.7
Canada	3.4
China	3.7
Denmark	1.6
Germany	4.1
Greece	0.7
Ireland	4.3
Israel	0.9
Italy	3.9
Japan	12.0
Malaysia	0.6
Mexico	1.7
Netherlands	2.7
Norway	1.1
Poland	0.5
South Africa	0.7
Taiwan	1.3
United Kingdom	9.3
United States	60.6
Short-Term Investments	0.1

Total Long Positions	117.1
Short Positions	(60.6)
Other Assets & Liabilities	43.5

Total	100.0%

Diversification by Country - Securities Sold Short

as of April 30, 2015 (Unaudited)

Country	Percentage of Net Assets
Australia	(0.6)%
Belgium	(0.6)
Canada	(0.8)
China	(0.9)
Denmark	(0.7)
Finland	(0.3)
France	(1.6)
Germany	(1.3)
Hong Kong	(0.1)
Italy	(2.5)
Japan	(7.7)
Mexico	(1.2)
Netherlands	(0.9)
New Zealand	(0.4)
South Africa	(2.0)
Spain	(1.2)
Sweden	(1.1)
Switzerland	(0.6)
United Kingdom	(4.9)
United States	(31.2)

Total	(60.6)%

The accompanying notes are an integral part of these financial statements.

44

Hartford Long/Short Global Equity Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value *
LONG POSITIONS - 117.0%
COMMON STOCKS - 111.9%
	Automobiles & Components - 0.9%
10,600	Keihin Corp.	$173,624

	Banks - 3.6%
33,000	77 Bank Ltd.	190,449
391,255	Alpha Bank A.E. (1)	137,098
215,874	Banca Popolare di Milano Scarl (1)	222,442
5,390	Grupo Financiero Galicia S.A. ADR (2)	118,796

		668,785

	Capital Goods - 8.3%
800	Acuity Brands, Inc. (2)	133,560
2,140	Esterline Technologies Corp. (1)(2)	238,161
18,255	Finmeccanica S.p.A. (1)	232,914
4,932	OSRAM Licht AG	259,837
56,813	Salini Impregilo S.p.A. (1)	247,904
2,380	Teledyne Technologies, Inc. (1)(2)	249,829
1,570	Wabco Holdings, Inc. (1)(2)	195,386

		1,557,591

	Consumer Durables & Apparel - 2.7%
55,000	ANTA Sports Products Ltd.	121,204
6,250	Arctic Cat, Inc. (2)	221,813
7,020	Tumi Holdings, Inc. (1)(2)	164,198

		507,215

	Consumer Services - 5.4%
4,710	Brinker International, Inc. (2)	260,793
1,180	Buffalo Wild Wings, Inc. (1)	187,974
3,720	Cheesecake Factory, Inc.	186,483
20,038	Domino’s Pizza Group plc	242,837
5,230	New Oriental Education & Technology Group, Inc. ADR (1)(2)	133,836

		1,011,923

	Diversified Financials - 5.5%
8,670	Investment Technology Group, Inc. (1)	247,008
12,470	Janus Capital Group, Inc. (2)	223,213
31,600	Mitsubishi UFJ Lease & Finance Co., Ltd.	169,511
4,800	Nelnet, Inc. Class A (2)	214,896
8,480	Solar Capital Ltd. (2)	167,565

		1,022,193

	Energy - 5.1%
417,000	China Suntien Green Energy Corp. Ltd. Class H	112,060
5,460	Newfield Exploration Co. (1)	214,250
9,690	QEP Resources, Inc.	218,025
2,260	Targa Resources Corp.	237,232
3,790	Western Refining, Inc. (2)	166,950

		948,517

	Food & Staples Retailing - 0.7%
11,400	Raia Drogasil S.A.	129,401

	Food, Beverage & Tobacco - 3.0%
53,606	Greencore Group plc	290,897
12,800	Gruma S.A.B. de C.V. Class B	154,197
27,800	Guinness Anchor Bhd	113,981

		559,075

	Health Care Equipment & Services - 10.3%
117,000	Jintian Pharmaceutical Group Ltd.	62,264
10,250	Kindred Healthcare, Inc. (2)	235,238
4,530	LifePoint Hospitals, Inc. (1)(2)	339,206

Shares or Principal Amount		Market Value *
LONG POSITIONS - 117.0% - (continued)
COMMON STOCKS - 111.9% - (continued)
	Health Care Equipment & Services - 10.3% - (continued)
3,770	Molina Healthcare, Inc. (1)(2)	$223,297
39,233	Netcare Ltd.	137,246
56,760	Spire Healthcare Group plc (1)	277,981
6,050	Surgical Care Affiliates, Inc. (1)	228,085
7,000	Suzuken Co. Ltd/Aichi Japan	219,047
6,238	Synergy Health plc	212,093

		1,934,457

	Insurance - 3.5%
3,640	Assurant, Inc. (2)	223,714
8,450	Assured Guaranty Ltd.	219,616
59,765	Storebrand ASA (1)	211,311

		654,641

	Materials - 9.5%
1,573	Buzzi Unicem S.p.A.	25,487
11,100	Constellium N.V. Class A (1)	203,907
27,130	Graphic Packaging Holding Co. (2)	382,533
6,250	KapStone Paper & Packaging Corp. (2)	174,687
3,850	Methanex Corp.	231,808
10,339	Smurfit Kappa Group plc	316,544
6,100	Tokyo Ohka Kogyo Co., Ltd.	189,864
2,046	Wacker Chemie AG	253,762

		1,778,592

	Media - 3.5%
2,100	CyberAgent, Inc.	101,053
10,800	Quebecor, Inc. Class B	297,011
8,800	TV Asahi Holdings Corp.	162,380
19,938	TVN S.A. (1)	94,156

		654,600

	Pharmaceuticals, Biotechnology & Life Sciences - 2.9%
9,250	Achillion Pharmaceuticals, Inc. (1)	80,937
3,840	Anacor Pharmaceuticals, Inc. (1)(2)	202,330
1,470	Charles River Laboratories International, Inc. (1)	101,665
3,710	WuXi PharmaTech Cayman, Inc. ADR (1)	160,161

		545,093

	Real Estate - 10.4%
24,445	Big Yellow Group plc REIT	250,654
91,100	Corp. Inmobiliaria Vesta S.A.B. de C.V.	171,013
4,280	Equity LifeStyle Properties, Inc. REIT	226,069
34,100	Leopalace21 Corp. (1)	196,670
25,050	MFA Financial, Inc. REIT (2)	194,638
5,070	Pebblebrook Hotel Trust REIT	217,706
9,070	Starwood Property Trust, Inc. REIT (2)	217,771
16,180	Strategic Hotels & Resorts, Inc. REIT (1)	189,306
29,483	UNITE Group plc	271,086

		1,934,913

	Retailing - 8.1%
9,670	Chico’s FAS, Inc.	163,036
74,715	Dick Smith Holdings Ltd.	123,162
9,190	Haverty Furniture Cos., Inc.	197,217
2,772	Hornbach Holding AG	245,299
5,800	K’s Holdings Corp.	193,661
6,020	Lands’ End, Inc. (1)	176,868
3,880	Urban Outfitters, Inc. (1)	155,355
11,941	WH Smith plc	261,987

		1,516,585

The accompanying notes are an integral part of these financial statements.

45

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value *
LONG POSITIONS - 117.0% - (continued)
COMMON STOCKS - 111.9% - (continued)
	Semiconductors & Semiconductor Equipment - 5.8%
3,000	Canadian Solar, Inc. (1)	$106,200
2,780	First Solar, Inc. (1)(2)	165,883
118,000	King Yuan Electronics Co., Ltd.	107,264
6,380	Microsemi Corp. (1)	212,837
20,560	ON Semiconductor Corp. (1)(2)	236,851
4,260	SunPower Corp. (1)(2)	137,129
82,000	Vanguard International Semiconductor Corp.	125,930

		1,092,094

	Software & Services - 6.3%
10,090	Cadence Design Systems, Inc. (1)(2)	188,179
13,530	Convergys Corp. (2)	306,860
5,800	Exlservice Holdings, Inc. (1)	199,694
4,100	Fleetmatics Group Ltd. (1)	186,878
2,100	Imperva, Inc. (1)	95,802
6,800	SCSK Corp.	198,565

		1,175,978

	Technology Hardware & Equipment - 2.0%
7,420	ARRIS Group, Inc. (1)(2)	249,868
51,000	Sunny Optical Technology Group Co., Ltd.	113,491

		363,359

	Telecommunication Services - 2.5%
88,425	Bezeq The Israeli Telecommunication Corp. Ltd.	167,480
65,490	Vonage Holdings Corp. (1)(2)	303,219

		470,699

	Transportation - 9.2%
8,648	DSV A/S	299,996
14,200	Hitachi Transport System Ltd.	229,008
10,850	JetBlue Airways Corp. (1)	222,751
2,530	Landstar System, Inc. (2)	157,644
60,120	PostNL N.V. (1)	298,562
95,499	Qantas Airways Ltd. (1)	255,263
10,820	Swift Transportation Co. (1)(2)	261,844

		1,725,068

	Utilities - 2.7%
5,480	El Paso Electric Co. (2)	203,911
4,300	Pampa Energia S.A. ADR (1)	70,004
18,100	Tohoku Electric Power Co., Inc.	227,693

		501,608

	Total Common Stocks (cost $19,628,337)	$20,926,011

EXCHANGE TRADED FUNDS - 5.1%
	Other Investment Pools & Funds - 5.1%
4,750	iShares MSCI EAFE ETF (2)	$315,922
2,660	iShares Russell 2000 ETF (2)	322,286
14,740	WisdomTree India Earnings Fund	314,994

	Total Exchange Traded Funds (cost $919,401)	$953,202

	Total Long-Term Investments (cost $20,547,738)	$21,879,213

Shares or Principal Amount		Market Value *
SHORT-TERM INVESTMENTS - 0.1%
	Other Investment Pools & Funds - 0.1%
22,737	Federated Prime Obligations Fund	$22,737

	Total Short-Term Investments (cost $22,737)	$22,737

Total Investments (cost $20,570,475) ^	117.1%	$21,901,950

Total Securities Sold Short (proceeds $11,184,011)	(60.6)%	$(11,340,197)
Other Assets and Liabilities	43.5%	8,145,773

Total Net Assets	100.0%	$18,707,526

SECURITIES SOLD SHORT - (60.6%)
COMMON STOCKS - (60.6%)
	Automobiles & Components - (0.9%)
(1,614)	Montupet	$(113,755)
(1,619)	Nokian Renkaat Oyj	(52,611)

		(166,366)

	Banks - (5.2%)
(7,001)	Banco Popolare (1)	(110,682)
(1,400)	Bank of Hawaii Corp.	(84,546)
(191)	Banque Cantonale Vaudoise	(112,488)
(19,800)	Banregio Grupo Financiero S.A.B. de C.V. (1)	(113,571)
(9,800)	Beneficial Bancorp, Inc. (1)	(113,680)
(15,730)	FinecoBank Banca Fineco S.p.A.	(118,750)
(5,357)	Suruga Bank Ltd.	(118,086)
(7,200)	TFS Financial Corp.	(105,264)
(2,066)	Westamerica BanCorp.	(89,974)

		(967,041)

	Capital Goods - (6.3%)
(3,400)	AECOM (1)	(107,304)
(2,900)	Air Lease Corp.	(112,027)
(44,415)	AviChina Industry & Technology Co., Ltd. Class H	(50,320)
(10,287)	Balfour Beatty plc	(38,308)
(1,497)	CLARCOR, Inc.	(97,305)
(3,383)	DigitalGlobe, Inc. (1)	(108,831)
(16,033)	Furukawa Co., Ltd.	(27,820)
(1,130)	MasTec, Inc. (1)	(20,272)
(2,500)	SHO-BOND Holdings Co., Ltd.	(110,214)
(2,087)	Spirax-Sarco Engineering plc	(108,030)
(35,075)	Sumitomo Mitsui Construction Co., Ltd.	(48,814)
(1,161)	TAL International Group, Inc. (1)	(44,745)
(3,502)	USG Corp. (1)	(92,943)
(4,165)	Vallourec S.A.	(98,214)
(8,735)	Zardoya Otis S.A.	(112,614)

		(1,177,761)

	Commercial & Professional Services - (2.0%)
(1,861)	Advisory Board Co. (1)	(96,567)
(6,583)	HomeServe plc	(38,469)
(769)	Mobile Mini, Inc.	(29,637)
(4,578)	Moshi Moshi Hotline, Inc.	(49,457)
(4,600)	Park24 Co., Ltd.	(91,874)
(60,000)	Tianjin Capital Environmental Protection Group Co., Ltd. Class H	(62,967)

		(368,971)

The accompanying notes are an integral part of these financial statements.

46

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value *
SECURITIES SOLD SHORT - (60.6%) - (continued)
COMMON STOCKS - (60.6%) - (continued)
	Consumer Durables & Apparel - (1.7%)
(2,000)	Asics Corp.	$(51,321)
(9,000)	Crocs, Inc. (1)	(118,800)
(1,400)	Rinnai Corp.	(106,222)
(800)	Ryland Group, Inc.	(32,976)

		(309,319)

	Consumer Services - (2.2%)
(38,000)	Alsea S.A.B. de C.V. (1)	(114,183)
(2,100)	Dunkin’ Brands Group, Inc.	(109,431)
(3,900)	SeaWorld Entertainment, Inc.	(82,680)
(2,400)	Six Flags Entertainment Corp.	(112,848)

		(419,142)

	Diversified Financials - (4.7%)
(2,926)	AEON Financial Service Co., Ltd.	(74,591)
(2,050)	Artisan Partners Asset Management, Inc. Class A	(91,819)
(3,719)	Banca Generali S.p.A.	(124,818)
(11,662)	BinckBank N.V.	(116,886)
(10,039)	Coronation Fund Managers Ltd.	(76,703)
(3,046)	Federated Investors, Inc. Class B	(104,782)
(2,023)	Greenhill & Co., Inc.	(80,010)
(11,000)	SLM Corp.	(112,090)
(785)	Wendel S.A.	(96,416)

		(878,115)

	Energy - (1.9%)
(1,400)	AltaGas Ltd.	(47,576)
(901)	Gulfport Energy Corp. (1)	(44,095)
(5,484)	Lundin Petroleum AB (1)	(88,768)
(5,736)	Petrofac Ltd.	(76,560)
(11,000)	TonenGeneral Sekiyu KK	(105,570)

		(362,569)

	Food & Staples Retailing - (1.0%)
(45,252)	Booker Group plc	(100,181)
(1,099)	PriceSmart, Inc.	(88,425)

		(188,606)

	Food, Beverage & Tobacco - (3.3%)
(1,875)	AAK AB	(118,623)
(3,369)	B&G Foods, Inc.	(102,418)
(9,467)	Britvic plc	(105,136)
(4,500)	Maruha Nichiro Corp.	(62,466)
(1,900)	Post Holdings, Inc. (1)	(89,186)
(3,378)	Snyder’s-Lance, Inc.	(99,752)
(57,936)	Uni-President China Holdings Ltd.	(46,869)

		(624,450)

	Health Care Equipment & Services - (5.2%)
(2,575)	Cardiovascular Systems, Inc. (1)	(80,597)
(1,673)	DexCom, Inc. (1)	(113,045)
(2,581)	Fagron	(114,080)
(47,314)	Healthscope Ltd.	(106,034)
(1,200)	HeartWare International, Inc. (1)	(90,852)
(3,082)	NxStage Medical, Inc. (1)	(56,493)
(1,500)	Providence Service Corp. (The) (1)	(63,780)
(1,400)	Ship Healthcare Holdings, Inc.	(34,216)
(4,264)	Spectranetics Corp. (1)	(109,372)
(2,652)	Tornier N.V. (1)	(68,607)
(4,200)	Wright Medical Group, Inc. (1)	(106,554)

Shares or Principal Amount		Market Value *
SECURITIES SOLD SHORT - (60.6%) - (continued)
COMMON STOCKS - (60.6%) - (continued)
	Health Care Equipment & Services - (5.2%) - (continued)
(1,061)	Zeltiq Aesthetics, Inc. (1)	$(32,573)

		(976,203)

	Insurance - (1.7%)
(3,167)	Brown & Brown, Inc.	(101,186)
(1,929)	Mercury General Corp.	(105,979)
(2,100)	RLI Corp.	(104,286)

		(311,451)

	Materials - (4.6%)
(3,000)	Air Water, Inc.	(53,281)
(2,477)	Auriga Industries AS Class B (1)	(119,206)
(2,300)	HB Fuller Co.	(96,071)
(13,575)	Impala Platinum Holdings Ltd. (1)	(75,551)
(6,133)	Louisiana-Pacific Corp. (1)	(93,467)
(32,586)	Nampak Ltd.	(116,702)
(28,970)	Northam Platinum Ltd. (1)	(119,081)
(4,100)	Platform Specialty Products Corp. (1)	(110,454)
(23,825)	UACJ Corp.	(68,883)

		(852,696)

	Pharmaceuticals, Biotechnology & Life Sciences - (0.4%)
(1,023)	MorphoSys AG (1)	(74,009)

	Retailing - (3.2%)
(600)	Mattress Firm Holding Corp. (1)	(35,448)
(1,953)	Men’s Wearhouse, Inc.	(110,520)
(1,700)	Monro Muffler Brake, Inc.	(101,813)
(7,923)	SuperGroup plc (1)	(125,266)
(6,500)	USS Co., Ltd.	(114,451)
(3,570)	Yoox S.p.A. (1)	(112,455)

		(599,953)

	Semiconductors & Semiconductor Equipment - (1.6%)
(7,983)	AIXTRON SE (1)	(52,865)
(2,865)	Cree, Inc. (1)	(90,763)
(1,100)	Synaptics, Inc. (1)	(93,192)
(2,168)	Veeco Instruments, Inc. (1)	(63,978)

		(300,798)

	Software & Services - (6.3%)
(3,100)	CoreLogic, Inc. (1)	(121,241)
(1,849)	Cornerstone OnDemand, Inc. (1)	(52,937)
(2,108)	Dealertrack Technologies, Inc. (1)	(82,865)
(2,848)	HomeAway, Inc. (1)	(79,602)
(9,529)	Indra Sistemas S.A.	(112,173)
(2,197)	Interactive Intelligence Group, Inc. (1)	(96,624)
(3,092)	Marketo, Inc. (1)	(87,967)
(2,100)	Pandora Media, Inc. (1)	(37,464)
(4,521)	RealPage, Inc. (1)	(89,697)
(634)	SPS Commerce, Inc. (1)	(41,375)
(2,387)	Wirecard AG	(104,835)
(2,907)	Xoom Corp. (1)	(51,367)
(1,618)	Yelp, Inc. (1)	(63,733)
(700)	Zillow Group, Inc. Class A (1)	(68,348)
(38,772)	Zynga, Inc. Class A (1)	(94,991)

		(1,185,219)

	Technology Hardware & Equipment - (1.7%)
(5,104)	Finisar Corp. (1)	(103,764)
(2,890)	Topcon Corp.	(75,160)

The accompanying notes are an integral part of these financial statements.

47

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value *
SECURITIES SOLD SHORT - (60.6%) - (continued)
COMMON STOCKS - (60.6%) - (continued)
	Technology Hardware & Equipment - (1.7%) - (continued)
(590)	ViaSat, Inc. (1)	$(35,471)
(1,100)	Zebra Technologies Corp. Class A (1)	(101,288)

		(315,683)

	Transportation - (3.2%)
(22,259)	Auckland International Airport Ltd.	(78,111)
(24,000)	Nankai Electric Railway Co., Ltd.	(114,731)
(37,912)	Pacific Basin Shipping Ltd.	(14,040)
(2,000)	Roadrunner Transportation Systems, Inc. (1)	(48,940)
(23,000)	Sotetsu Holdings, Inc.	(109,085)
(6,800)	Wesco Aircraft Holdings, Inc. (1)	(106,624)
(2,613)	XPO Logistics, Inc. (1)	(126,730)

		(598,261)

	Utilities - (3.5%)
(16,616)	Drax Group plc	(101,521)
(3,500)	Dynegy, Inc. (1)	(116,445)
(2,200)	NRG Yield, Inc. Class A	(108,240)
(8,753)	Pennon Group plc	(114,879)
(9,340)	Telecom Plus plc	(109,964)
(11,300)	TransAlta Corp.	(112,391)

		(663,440)

	Total Common Stocks (Proceeds $(11,180,947))	$(11,340,053)

RIGHTS - (0.0%)
	Materials - (0.0%)
(8,175)	Northam Platinum Ltd. (1)	$(144)

	Total Rights (Proceeds $(3,064))	$(144)

	Total Securities Sold Short (Proceeds $(11,184,011))	$(11,340,197)

The accompanying notes are an integral part of these financial statements.

48

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $9,408,690 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,554,530
Unrealized Depreciation	(1,401,467)

Net Unrealized Appreciation	$1,153,063

(1)	Non-income producing.

(2)	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at April 30, 2015

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
EUR	Buy	05/05/15	WEST	$25,381	$25,459	$78
HKD	Sell	05/05/15	UBS	46,581	46,585	(4)
JPY	Buy	05/08/15	DEUT	42,928	42,759	(169)

Total						$(95)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
ZAR	South African Rand

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

49

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Common Stocks
Automobiles & Components	$173,624	$—	$173,624	$—
Banks	668,785	118,796	549,989	—
Capital Goods	1,557,591	816,936	740,655	—
Consumer Durables & Apparel	507,215	507,215	—	—
Consumer Services	1,011,923	1,011,923	—	—
Diversified Financials	1,022,193	852,682	169,511	—
Energy	948,517	836,457	112,060	—
Food & Staples Retailing	129,401	129,401	—	—
Food, Beverage & Tobacco	559,075	154,197	404,878	—
Health Care Equipment & Services	1,934,457	1,237,919	696,538	—
Insurance	654,641	443,330	211,311	—
Materials	1,778,592	992,935	785,657	—
Media	654,600	391,167	263,433	—
Pharmaceuticals, Biotechnology & Life Sciences	545,093	545,093	—	—
Real Estate	1,934,913	1,738,243	196,670	—
Retailing	1,516,585	937,775	578,810	—
Semiconductors & Semiconductor Equipment	1,092,094	858,900	233,194	—
Software & Services	1,175,978	977,413	198,565	—
Technology Hardware & Equipment	363,359	249,868	113,491	—
Telecommunication Services	470,699	303,219	167,480	—
Transportation	1,725,068	642,239	1,082,829	—
Utilities	501,608	273,915	227,693	—
Exchange Traded Funds	953,202	953,202	—	—
Short-Term Investments	22,737	22,737	—	—

Total	$21,901,950	$14,995,562	$6,906,388	$—

Foreign Currency Contracts (2)	$78	$—	$78	$—

Total	$78	$—	$78	$—

Liabilities
Securities Sold Short
Automobiles & Components	(166,366)	—	(166,366)	—
Banks	(967,041)	(507,035)	(460,006)	—
Capital Goods	(1,177,761)	(621,735)	(556,026)	—
Commercial & Professional Services	(368,971)	(126,204)	(242,767)	—
Consumer Durables & Apparel	(309,319)	(151,776)	(157,543)	—
Consumer Services	(419,142)	(419,142)	—	—
Diversified Financials	(878,115)	(388,701)	(489,414)	—
Energy	(362,569)	(91,671)	(270,898)	—
Food & Staples Retailing	(188,606)	(88,425)	(100,181)	—
Food, Beverage & Tobacco	(624,450)	(338,225)	(286,225)	—
Health Care Equipment & Services	(976,203)	(721,873)	(254,330)	—
Insurance	(311,451)	(311,451)	—	—
Materials	(852,696)	(419,198)	(433,498)	—
Pharmaceuticals, Biotechnology & Life Sciences	(74,009)	—	(74,009)	—
Retailing	(599,953)	(373,047)	(226,906)	—
Semiconductors & Semiconductor Equipment	(300,798)	(247,933)	(52,865)	—
Software & Services	(1,185,219)	(968,211)	(217,008)	—
Technology Hardware & Equipment	(315,683)	(240,523)	(75,160)	—
Transportation	(598,261)	(282,294)	(315,967)	—
Utilities	(663,440)	(447,040)	(216,400)	—
Securities Sold Short - Rights
Materials	(144)	(144)	—	—

Total	$(11,340,197)	$(6,744,628)	$(4,595,569)	$—

Foreign Currency Contracts (2)	$(173)	$—	$(173)	$—

Total	$(173)	$—	$(173)	$—

The accompanying notes are an integral part of these financial statements.

50

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

(1)	For the six-month period ended April 30, 2015, there were no transfers from Level 1 to Level 2, and investments valued at $204,947 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

(a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

(b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

(c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

51

Hartford Real Total Return Fund

Diversification by Country

as of April 30, 2015 (Unaudited)

Country	Percentage of Net Assets
Australia	0.1%
Brazil	0.7
Canada	0.8
China	0.6
France	3.2
Germany	1.2
Greece	8.1
Hong Kong	0.2
Ireland	0.2
Israel	0.1
Italy	0.2
Japan	23.2
Luxembourg	0.1
Mexico	10.0
Netherlands	0.4
Singapore	0.1
United Kingdom	0.5
United States	34.5
Purchased Options	0.5
Other Assets & Liabilities	15.3

Total	100.0%

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa/AAA	5.6%
A	10.0
Baa/BBB	1.2
Ba/BB	2.9
B	0.3
Caa / CCC or Lower	5.8
Not Rated	1.5
Non-Debt Securities and Other Short-Term Instruments	57.4
Other Assets & Liabilities	15.3

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Common Stocks	53.2%
Exchange Traded Funds	1.2
Preferred Stocks	0.2
Rights	0.1
Warrants	0.3

Total	55.0%

Fixed Income Securities
Convertible Bonds	2.4%
Corporate Bonds	3.7
Foreign Government Obligations	15.6
U.S. Government Securities	5.6

Total	27.3%

Short-Term Investments	1.9
Purchased Options	0.5
Other Assets & Liabilities	15.3

Total	100.0%

The accompanying notes are an integral part of these financial statements.

52

Hartford Real Total Return Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value *
COMMON STOCKS - 53.2%
	Automobiles & Components - 2.9%
11,426	Fiat Chrysler Automobiles N.V. (1)	$170,149
1,130	Fuji Heavy Industries Ltd.	37,787
1,970	Harley-Davidson, Inc.	110,734
12,725	HI-LEX Corp.	407,269
3,575	Isuzu Motors Ltd.	47,382
23,190	Nissin Kogyo Co., Ltd.	382,225
25,605	Tachi-S Co., Ltd.	393,932
19,980	Tokai Rika Co., Ltd.	488,164
8,412	Toyota Industries Corp.	476,408
16,090	TS Tech Co., Ltd.	479,149

		2,993,199

	Banks - 5.5%
852,782	Alpha Bank A.E. (1)	298,820
26,447	BNP Paribas S.A.	1,670,162
674,912	Eurobank Ergasias S.A. (1)	102,742
142,420	Mitsubishi UFJ Financial Group, Inc.	1,011,802
446,606	Piraeus Bank S.A. (1)	199,319
72,880	San-In Godo Bank Ltd.	697,448
33,110	Societe Generale S.A.	1,655,323
1,895	Sumitomo Mitsui Financial Group, Inc.	82,744

		5,718,360

	Capital Goods - 4.8%
3,562	AECOM (1)	112,417
137,032	Capstone Turbine Corp. (1)	86,083
19,969	Ellaktor S.A. (1)	44,829
1,308	Illinois Tool Works, Inc.	122,403
14,445	Inaba Denki Sangyo Co., Ltd.	522,287
3,440	ITOCHU Corp.	42,357
14,750	JGC Corp.	306,960
36,020	Kinden Corp.	505,925
2,705	KLX, Inc. (1)	113,367
30,070	Kuroda Electric Co., Ltd.	540,564
17,910	Nippo Corp.	299,528
623	Northrop Grumman Corp.	95,967
4,461	Owens Corning	172,462
1,173	Raytheon Co.	121,992
19,040	Star Micronics Co., Ltd.	309,711
17,000	Taihei Dengyo Kaisha Ltd.	143,411
15,380	Taikisha Ltd.	412,868
2,616	Taser International, Inc. (1)	78,977
8,850	Toshiba Machine Co., Ltd.	39,299
1,439	Trex Co., Inc. (1)	67,518
30,330	Ushio, Inc.	397,733
50,810	Yamazen Corp.	452,029

		4,988,687

	Commercial & Professional Services - 1.4%
16,075	Aeon Delight Co., Ltd.	425,706
2,048	Clean Harbors, Inc. (1)	113,152
33,700	Heidrick & Struggles International, Inc.	810,822
2,380	Robert Half International, Inc.	131,971

		1,481,651

	Consumer Durables & Apparel - 3.5%
22,750	Funai Electric Co., Ltd. (1)	268,759
914	G-III Apparel Group Ltd. (1)	101,619
3,910	GoPro, Inc. Class A (1)	195,813
533	Harman International Industries, Inc.	69,493
2,664	iRobot Corp. (1)	86,367
4,163	Kate Spade & Co. (1)	136,130

Shares or Principal Amount		Market Value *
COMMON STOCKS - 53.2% - (continued)
	Consumer Durables & Apparel - 3.5% - (continued)
1,155	Michael Kors Holdings Ltd. (1)	$71,448
127,460	PanaHome Corp.	929,144
12,645	Sankyo Co., Ltd.	478,949
44,300	Sekisui House Ltd.	686,679
797	Under Armour, Inc. Class A (1)	61,807
1,805	VF Corp.	130,736
21,700	Yondoshi Holdings, Inc.	476,814

		3,693,758

	Consumer Services - 0.8%
1,276	Brinker International, Inc.	70,652
526	DineEquity, Inc.	50,722
459	Domino’s Pizza, Inc.	49,503
1,242	Fiesta Restaurant Group, Inc. (1)	62,783
820	HIS Co., Ltd.	27,333
490	Jack in the Box, Inc.	42,517
2,229	Kona Grill, Inc. (1)	54,075
4,080	LifeLock, Inc. (1)	59,609
1,025	Marriott Vacations Worldwide Corp.	84,265
3,725	OPAP S.A.	33,326
472	Papa John’s International, Inc.	28,967
760	Popeyes Louisiana Kitchen, Inc. (1)	42,317
2,252	Sonic Corp.	64,520
1,744	Starbucks Corp.	86,467
904	Wyndham Worldwide Corp.	77,202

		834,258

	Diversified Financials - 1.8%
44,750	Aizawa Securities Co., Ltd.	305,489
228	BlackRock, Inc.	82,978
2,983	E*TRADE Financial Corp. (1)	85,881
74,640	Hellenic Exchanges - Athens Stock Exchange S.A. Holding (1)	486,095
2,689	Interactive Brokers Group, Inc. Class A	91,292
24,870	Kyokuto Securities Co., Ltd.	371,737
1,161	MarketAxess Holdings, Inc.	99,672
1,034	MSCI, Inc.	63,271
34,300	Uranium Participation Corp. (1)	158,920
4,109	Wisdomtree Investments, Inc.	78,235

		1,823,570

	Energy - 4.4%
1,630	Baker Hughes, Inc.	111,590
25,095	Cobalt International Energy, Inc. (1)	268,517
941	Energen Corp.	66,971
4,400	HollyFrontier Corp.	170,632
49,416	Japan Petroleum Exploration Co., Ltd.	1,902,287
59,015	Karoon Gas Australia Ltd. (1)	127,167
10,087	Laredo Petroleum, Inc. (1)	159,375
18,100	Malakoff Corp. Bhd (1)	9,148
35,513	McDermott International, Inc. (1)	186,443
58,438	Motor Oil Hellas Corinth Refineries S.A.	511,709
4,980	Patterson-UTI Energy, Inc.	111,303
1,557	Pioneer Natural Resources Co.	269,018
4,653	Rice Energy, Inc. (1)	114,603
1,545	Southwestern Energy Co. (1)	43,306
37,560	Trican Well Service Ltd.	158,770
25,826	Tsakos Energy Navigation Ltd.	237,083
3,007	Whiting Petroleum Corp. (1)	113,995

		4,561,917

The accompanying notes are an integral part of these financial statements.

53

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value *
COMMON STOCKS - 53.2% - (continued)
	Food & Staples Retailing - 0.2%
908	CVS Health Corp.	$90,156
7,800	Kato Sangyo Co., Ltd.	165,097

		255,253

	Food, Beverage & Tobacco - 0.4%
1,230	Asahi Group Holdings Ltd.	39,553
1,660	Japan Tobacco, Inc.	57,969
1,016	Monster Beverage Corp. (1)	139,304
3,793	Post Holdings, Inc. (1)	178,043

		414,869

	Health Care Equipment & Services - 2.2%
968	Anthem, Inc.	146,100
2,382	Cantel Medical Corp.	106,690
195,770	CareView Communications, Inc. (1)	76,331
797	Cigna Corp.	99,338
2,248	Community Health Systems, Inc. (1)	120,673
1,630	HCA Holdings, Inc. (1)	120,636
785	Humana, Inc.	129,996
1,824	LifePoint Hospitals, Inc. (1)	136,581
24,260	Medipal Holdings Corp.	330,967
1,657	Medtronic plc	123,364
1,913	Molina Healthcare, Inc. (1)	113,307
2,447	Natus Medical, Inc. (1)	92,276
12,210	Paramount Bed Holdings Co., Ltd.	330,832
1,329	Sirona Dental Systems, Inc. (1)	123,265
610	UnitedHealth Group, Inc.	67,954
1,133	Universal Health Services, Inc. Class B	132,504
1,932	Zeltiq Aesthetics, Inc. (1)	59,313

		2,310,127

	Insurance - 1.2%
43,920	Sony Financial Holdings, Inc.	788,475
23,250	T&D Holdings, Inc.	335,492
2,200	Tokio Marine Holdings, Inc.	89,685

		1,213,652

	Materials - 2.2%
9,563	Graphic Packaging Holding Co.	134,838
11,867	Louisiana-Pacific Corp. (1)	180,853
13,370	Maruichi Steel Tube Ltd.	337,694
5,326	Methanex Corp.	320,678
10,235	Norbord, Inc.	206,481
22,650	Tenma Corp.	366,488
6,950	Tokyo Ohka Kogyo Co., Ltd.	216,320
1,194	Wacker Chemie AG	148,090
14,540	Yamato Kogyo Co., Ltd.	342,096

		2,253,538

	Media - 2.2%
2,904	AMC Entertainment Holdings, Inc. Class A	87,294
1,466	Cinemark Holdings, Inc.	62,496
13,530	Daiichikosho Co., Ltd.	436,366
1,266	DISH Network Corp. Class A (1)	85,658
2,090	IMAX Corp. (1)	78,082
521	Madison Square Garden Co. Class A (1)	41,836
32,230	Nippon Television Holdings, Inc.	555,770
1,432	Time Warner, Inc.	120,875
2,843	Tribune Media Co. Class A	159,407
28,655	TV Asahi Holdings Corp.	528,749
1,348	Walt Disney Co.	146,555

		2,303,088

Shares or Principal Amount		Market Value *
COMMON STOCKS - 53.2% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 3.2%
513	Actavis plc (1)	$145,107
615	Agios Pharmaceuticals, Inc. (1)	56,789
487	Alkermes plc (1)	26,965
355	Alnylam Pharmaceuticals, Inc. (1)	36,164
40,689	Arena Pharmaceuticals, Inc. (1)	177,404
1,363	ARIAD Pharmaceuticals, Inc. (1)	11,817
416	Biogen, Inc. (1)	155,555
371	BioMarin Pharmaceutical, Inc. (1)	41,571
2,048	Bristol-Myers Squibb Co.	130,519
705	Celgene Corp. (1)	76,182
1,877	Dyax Corp. (1)	44,879
1,975	Eisai Co., Ltd.	131,648
2,320	Eli Lilly & Co.	166,738
829	Endo International plc (1)	69,690
821	Gilead Sciences, Inc. (1)	82,519
639	Illumina, Inc. (1)	117,736
425	Incyte Corp. (1)	41,293
353	Jazz Pharmaceuticals plc (1)	63,081
324	Medivation, Inc. (1)	39,120
1,880	Merck & Co., Inc.	111,973
2,234	Mylan N.V. (1)	161,429
5,560	Portola Pharmaceuticals, Inc. (1)	198,436
163	Receptos, Inc. (1)	24,016
141	Regeneron Pharmaceuticals, Inc. (1)	64,502
1,262	Repligen Corp. (1)	37,242
3,215	Supernus Pharmaceuticals, Inc. (1)	41,152
100,480	TherapeuticsMD, Inc. (1)	651,110
803	Thermo Fisher Scientific, Inc.	100,921
253	Ultragenyx Pharmaceutical, Inc. (1)	14,277
208	United Therapeutics Corp. (1)	33,216
367	Vertex Pharmaceuticals, Inc. (1)	45,244
2,080	WuXi PharmaTech Cayman, Inc. ADR (1)	89,794
2,412	Zoetis, Inc.	107,141

		3,295,230

	Real Estate - 3.2%
3,035	CBRE Group, Inc. Class A (1)	116,362
2,651	Corrections Corp. of America REIT	97,530
4,615	Daito Trust Construction Co., Ltd.	537,419
25,477	Deutsche Annington Immobilien SE	855,138
1,931	Geo Group, Inc. REIT	75,309
60	GLP J-REIT	61,691
3,997	Grand City Properties S.A. (1)	75,761
142,593	Grivalia Properties REIC	1,133,302
218,099	Immobiliare Grande Distribuzione SIIQ S.p.A. REIT	214,601
2,649	LEG Immobilien AG (1)	205,529

		3,372,642

	Retailing - 1.9%
597	Advance Auto Parts, Inc.	85,371
784	Amazon.com, Inc. (1)	330,676
39,834	Groupon, Inc. (1)	275,651
928	L Brands, Inc.	82,926
2,381	Liberty Interactive Corp. Class A (1)	68,478
220	Netflix, Inc. (1)	122,430
402	O’Reilly Automotive, Inc. (1)	87,568
15,735	Pal Co., Ltd.	505,746
325	Shimamura Co., Ltd.	32,394
3,767	Vipshop Holdings Ltd. ADR (1)	106,568
15,100	Xebio Co., Ltd.	266,524

		1,964,332

The accompanying notes are an integral part of these financial statements.

54

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value *
COMMON STOCKS - 53.2% - (continued)
	Semiconductors & Semiconductor Equipment - 2.0%
1,358	Ambarella, Inc. (1)	$99,338
740	Avago Technologies Ltd.	86,491
14,709	Cypress Semiconductor Corp. (1)	195,924
555,705	GCL-Poly Energy Holdings Ltd. (1)	168,063
4,005	Integrated Device Technology, Inc. (1)	72,851
9,901	Micron Technology, Inc. (1)	278,515
1,025	NXP Semiconductors N.V. (1)	98,523
5,260	Pericom Semiconductor Corp.	65,855
16,260	Sumco Corp.	245,334
7,122	SunEdison Semiconductor Ltd. (1)	159,034
16,412	SunEdison, Inc. (1)	415,552
3,570	SunPower Corp. (1)	114,918
1,920	Tessera Technologies, Inc.	69,331
1,050	Tokyo Seimitsu Co., Ltd.	22,632

		2,092,361

	Software & Services - 5.5%
3,121	ACI Worldwide, Inc. (1)	71,877
2,530	Alibaba Group Holding Ltd. ADR (1)	205,664
4,250	AOL, Inc. (1)	169,575
1,022	Automatic Data Processing, Inc.	86,400
1,440	Barracuda Networks, Inc. (1)	58,363
20,474	Coupons.com, Inc. (1)	256,539
867	CyberArk Software Ltd. (1)	54,578
15,380	Dena Co., Ltd.	307,231
14,860	Enernoc, Inc. (1)	164,203
2,333	Facebook, Inc. Class A (1)	183,770
1,274	FireEye, Inc. (1)	52,616
650	FleetCor Technologies, Inc. (1)	104,579
1,107	Fortinet, Inc. (1)	41,778
962	Global Payments, Inc.	96,469
13,537	Gogo, Inc. (1)	286,172
157	Google, Inc. Class A (1)	86,157
1,661	Heartland Payment Systems, Inc.	84,545
481	LinkedIn Corp. Class A (1)	121,275
1,818	Logmein, Inc. (1)	116,679
1,624	MAXIMUS, Inc.	103,952
640	Mobileye N.V. (1)	28,710
37,583	Monster Worldwide, Inc. (1)	221,364
1,990	Nintendo Co., Ltd.	334,121
25,762	NSD Co., Ltd.	373,526
40,977	Optimal Payments plc (1)	186,213
8,880	Pandora Media, Inc. (1)	158,419
665	Proofpoint, Inc. (1)	35,897
856	Qualys, Inc. (1)	42,389
805	Red Hat, Inc. (1)	60,584
1,544	ServiceNow, Inc. (1)	115,584
1,845	SolarWinds, Inc. (1)	89,999
301	Tableau Software, Inc. Class A (1)	29,450
5,795	Tangoe, Inc. (1)	79,276
10,100	Tencent Holdings Ltd.	208,453
2,054	Tencent Holdings Ltd. ADR	42,353
2,664	Total System Services, Inc.	105,388
2,390	VASCO Data Security International, Inc. (1)	60,754
627	Verint Systems, Inc. (1)	38,517
1,516	Visa, Inc. Class A	100,132
17,720	Wellnet Corp.	396,522
3,470	Yelp, Inc. (1)	136,683
1,880	Zillow Group, Inc. Class A (1)	183,563

		5,680,319

Shares or Principal Amount			Market Value *
COMMON STOCKS - 53.2% - (continued)
		Technology Hardware & Equipment - 2.7%
	24,955	Amano Corp.	$321,000
	2,380	Apple, Inc.	297,857
	1,020	Canon, Inc.	36,368
	3,500	Hewlett-Packard Co.	115,395
	900	Hitachi High-Technologies Corp.	26,082
	50,500	Hosiden Corp.	295,436
	629	IPG Photonics Corp. (1)	55,717
	29,200	Japan Digital Laboratory Co., Ltd.	444,700
	22,010	Melco Holdings, Inc.	454,078
	21,410	Nichicon Corp.	197,516
	18,125	Nippon Ceramic Co., Ltd.	258,317
	267	Palo Alto Networks, Inc. (1)	39,441
	123,323	ParkerVision, Inc. (1)	83,860
	3,336	Stratasys Ltd. (1)	124,933
	2,429	Super Micro Computer, Inc. (1)	69,882

			2,820,582

		Telecommunication Services - 0.4%
	6,704	inContact, Inc. (1)	69,386
	1,495	Nippon Telegraph & Telephone Corp.	100,950
	700	SBA Communications Corp. Class A (1)	81,074
	1,840	SoftBank Corp.	115,019

			366,429

		Transportation - 0.8%
	548	Alaska Air Group, Inc.	35,105
	3,494	CSX Corp.	126,098
	793	Delta Air Lines, Inc.	35,400
	432	FedEx Corp.	73,254
	8,375	Hertz Global Holdings, Inc. (1)	174,535
	960	J.B. Hunt Transport Services, Inc.	83,712
	1,280	Japan Airlines Co., Ltd.	42,678
	1,774	JetBlue Airways Corp. (1)	36,420
	1,265	Old Dominion Freight Line, Inc. (1)	89,979
	3,360	Republic Airways Holdings, Inc. (1)	41,126
	702	United Continental Holdings, Inc. (1)	41,938
	8,618	UTi Worldwide, Inc. (1)	77,821

			858,066

		Total Common Stocks (cost $53,530,624)	$55,295,888

CORPORATE BONDS - 3.7%
		Auto Manufacturers - 2.4%
		FCA US LLC / CG Co-Issuer, Inc.
$	1,580,000	8.00%, 06/15/2019	$1,655,129
		Fiat Chrysler Automobiles N.V.
	325,000	4.50%, 04/15/2020 (2)	327,113
		General Motors Co.
	525,000	5.20%, 04/01/2045	555,482

			2,537,724

		Commercial Banks - 0.6%
		CIT Group, Inc.
	350,000	5.50%, 02/15/2019 (2)	366,187
		Goldman Sachs Group, Inc.
	240,000	5.38%, 05/10/2020 (3)(4)	239,760

			605,947

		Office/Business Equipment - 0.3%
		CDW LLC / CDW Finance Corp.
	305,000	5.00%, 09/01/2023	314,150

The accompanying notes are an integral part of these financial statements.

55

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value *
CORPORATE BONDS - (continued)
		Telecommunications - 0.4%
		T-Mobile USA, Inc.
$	356,000	6.46%, 04/28/2019	$367,570

		Total Corporate Bonds (cost $3,772,371)	$3,825,391

FOREIGN GOVERNMENT OBLIGATIONS - 15.6%
		Brazil - 0.7%
		Brazil Notas do Tesouro Nacional Serie B
BRL	2,098,880	6.00%, 08/15/2022 (5)	$688,622

		Greece - 4.9%
		Hellenic Republic Government Bond
EUR	1,545,000	3.00%, 02/24/2023 (3)(6)	1,023,534
	1,435,000	3.00%, 02/24/2024 (3)(6)	948,727
	1,360,000	3.00%, 02/24/2025 (3)(6)	882,619
	125,000	3.00%, 02/24/2026 (3)(6)	77,906
	2,385,000	3.00%, 02/24/2028 (3)(6)	1,446,118
	575,000	3.00%, 02/24/2029 (3)(6)	348,258
	125,000	3.00%, 02/24/2030 (3)(6)	75,419
	465,000	3.00%, 02/24/2031 (3)(6)	280,580

			5,083,161

		Mexico - 10.0%
		Mexican Udibonos
MXN	135,777,656	4.50%, 11/22/2035	10,425,639

		Total Foreign Government Obligations (cost $19,063,567)	$16,197,422

U.S. GOVERNMENT SECURITIES - 5.6%
		U.S. Treasury Securities - 5.6%
		U.S. Treasury Bonds - 5.6%
		Treasury Inflation Protected Security
$	6,048,122	0.63%, 02/15/2043 (5)	$5,856,753

			5,856,753

		Total U.S. Government Securities (cost $4,785,531)	$5,856,753

CONVERTIBLE BONDS - 2.4%
		Energy-Alternate Sources - 1.5%
		SunEdison, Inc.
	352,000	0.25%, 01/15/2020 (2)	$395,560
	328,000	2.00%, 10/01/2018	589,170
	328,000	2.75%, 01/01/2021	598,805

			1,583,535

		Oil & Gas - 0.9%
		Cobalt International Energy, Inc.
	1,192,000	3.13%, 05/15/2024	931,995

		Total Convertible Bonds (cost $2,200,000)	$2,515,530

Shares or Principal Amount			Market Value *
EXCHANGE TRADED FUNDS - 1.2%
		Other Investment Pools & Funds - 1.2%
$	7,106	Health Care Select Sector SPDR Fund	$509,358
	35,717	iShares MSCI Japan ETF	459,321
	2,710	Powershares QQQ Trust Series 1	291,677

		Total Exchange Traded Funds (cost $1,276,351)	$1,260,356

PREFERRED STOCKS - 0.2%
		Health Care Equipment & Services - 0.2%
	53,625	Corindus Vascular Robotics, Inc. (7)	227,370

		Total Preferred Stocks (cost $134,062)	$227,370

WARRANTS - 0.3%
		Banks - 0.3%
	596,843	Alpha Bank A.E. (1)	$348,486

		Total Warrants (cost $833,874)	$348,486

RIGHTS - 0.1%
		Software & Services - 0.1%
	36,646	Optimal Payments plc (1)	$78,190

		Total Rights (cost $47,469)	78,190

		Total Long-Term Investments (cost $85,643,849)	85,605,386

SHORT-TERM INVESTMENTS - 1.9%
		Other Investment Pools & Funds - 1.9%
	1,956,618	Fidelity Money Market Class 1	$1,956,618

		Total Short-Term Investments (cost $1,956,618)	$1,956,618

Total Investments Excluding Purchased Options (cost $87,600,467)	84.2%	$87,562,004

Total Purchased Options (cost $781,035)	0.5%	549,638

Total Investments (cost $88,381,502)^	84.7%	$88,111,642

Other Assets and Liabilities	15.3%	15,929,249

Total Net Assets	100.0%	$104,040,891

The accompanying notes are an integral part of these financial statements.

56

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $88,976,328 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,942,640
Unrealized Depreciation	(8,807,326)

Net Unrealized Depreciation	$(864,686)

(1)	Non-income producing.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $1,088,860, which represents 1.0% of total net assets.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(6)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $5,083,161, which represents 4.9% of total net assets.

(7)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of this security was $227,370, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

OTC Option Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Euro STOXX 50 Index Option	JPM	3,661.57 EUR	06/19/15	EUR	1,304	$96,035	$136,174	$(40,139)
FTSE/MIB Index Option	JPM	23,000.00 EUR	12/16/16	EUR	87	194,315	166,416	27,899
Hang Seng Index Option	GSC	30,000.00 HKD	12/30/15	HKD	346	47,892	45,237	2,655
NIKKEI 225 Index Option	JPM	20,000.00 JPY	12/11/15	JPY	6,865	56,018	41,596	14,422

Total Calls					8,602	$394,260	$389,423	$4,837

Total purchased option contracts					8,602	$394,260	$389,423	$4,837

Written option contracts:
Calls
FTSE/MIB Index Option	JPM	30,000.00 EUR	12/16/16	EUR	(87)	$(29,826)	$(25,139)	$(4,687)

Puts
Hang Seng Index Option	GSC	26,000.00 HKD	06/29/15	HKD	(346)	$(13,721)	$(24,382)	$10,661
NIKKEI 225 Index Option	JPM	17,500.00 JPY	06/12/15	JPY	(9,153)	(5,393)	(39,741)	34,348
NIKKEI 225 Index Option	GSC	19,000.00 JPY	06/12/15	JPY	(8,509)	(22,834)	(22,880)	46

Total Puts					(18,008)	$(41,948)	$(87,003)	$45,055

Total written option contracts					(18,095)	$(71,774)	$(112,142)	$40,368

The accompanying notes are an integral part of these financial statements.

57

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Exchange Traded Option Contracts Outstanding at April 30, 2015
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts:
Calls
Powershares DB US Dollar Index Option	25.50 USD	05/08/15	USD	233,200	$6,996	$30,409	$(23,413)
Powershares QQQ Trust Series 1 Option	114.00 USD	06/30/15	USD	22,300	7,805	19,187	(11,382)
Russell 2000 Index Option	1,500.00 USD	12/16/16	USD	1,700	40,120	41,787	(1,667)
S&P 500 Index Option	2,175.00 USD	06/19/15	USD	1,100	4,510	9,913	(5,403)
S&P 500 Index Option	2,160.00 USD	05/15/15	USD	7,500	3,750	168,228	(164,478)
SPX Volatility Index Option	24.00 USD	07/22/15	USD	11,800	12,980	12,987	(7)
SPX Volatility Index Option	17.00 USD	05/20/15	USD	78,700	70,830	89,812	(18,982)

Total Calls				356,300	$146,991	$372,323	$(225,332)

Puts
SPX Volatility Index Option	12.50 USD	05/20/15	USD	157,500	$4,725	$14,175	$(9,450)
S&P 500 Index Option	1,650.00 USD	07/17/15	USD	1,100	3,135	4,433	(1,298)
SPDR S&P 500 ETF Trust Option	165.00 USD	07/17/15	USD	1,700	527	681	(154)

Total Puts				160,300	$8,387	$19,289	$(10,902)

Total purchased option contracts				516,600	$155,378	$391,612	$(236,234)

Written option contracts:
Calls
iPath S&P 500 VIX Short Term Option	60.00 USD	01/15/16	USD	(173)	$(18,771)	(61,213)	$42,442
Russell 2000 Index Option	1,250.00 USD	12/16/16	USD	(17)	(178,755)	(170,033)	(8,722)
SPX Volatility Index Option	30.00 USD	05/20/15	USD	(787)	(7,870)	(13,324)	5,454
Utilities Select Sector SPDR Fund Option	45.00 USD	06/19/15	USD	(1,185)	(80,580)	(112,656)	32,076

Total Calls				(2,162)	$(285,976)	$(357,226)	$71,250

Puts
CSX Corp. Option	34.00 USD	05/15/15	USD	(93)	$(2,046)	(5,018)	$2,972
iShares Russell 2000 ETF Option	118.00 USD	05/15/15	USD	(222)	(17,316)	(24,744)	7,428
iShares Russell 2000 ETF Option	118.00 USD	06/30/15	USD	(191)	(47,750)	(45,115)	(2,635)
Powershares QQQ Trust Series 1 Option	106.00 USD	06/19/15	USD	(252)	(47,124)	(30,156)	(16,968)
S&P 500 Index Option	1,950.00 USD	07/17/15	USD	(11)	(24,640)	(25,487)	847
SPDR S&P 500 ETF Trust Index Option	202.00 USD	06/19/15	USD	(12)	(2,928)	(2,471)	(457)
SPDR S&P 500 ETF Trust Index Option	195.00 USD	07/17/15	USD	(17)	(3,842)	(4,470)	628
SPX Volatility Index Option	13.50 USD	05/20/15	USD	(1,575)	(39,374)	(41,044)	1,670

Total Puts				(2,373)	$(185,020)	$(178,505)	$(6,515)

Total written option contracts				(4,535)	$(470,996)	$(535,731)	$64,735

Futures Contracts Outstanding at April 30, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
Long position contracts:
DAX Index Future	26	06/19/2015	$8,519,489	$8,059,773	$(459,716)
Euro STOXX 50 Future	700	06/19/2015	27,575,264	27,410,513	(164,751)
Euro-BUND Future	94	06/08/2015	16,349,629	16,112,998	(236,631)
FTSE/MIB Index Future	5	06/19/2015	625,706	608,880	(16,826)
Hang Seng Index Future	2	05/28/2015	366,503	362,636	(3,867)
IBEX 35 Index Future	5	05/15/2015	624,780	605,531	(19,249)
KOSPI 200 Index Future	12	06/11/2015	1,481,077	1,480,875	(202)
MSCI Taiwan Stock Index Future	91	05/28/2015	3,375,896	3,297,840	(78,056)
NIKKEI 225 Index Future	40	06/11/2015	6,759,135	6,555,270	(203,865)
SGX FTSE China A50 Index Future	23	05/28/2015	380,436	379,799	(637)
U.S. Treasury 10-Year Note Future	27	06/19/2015	3,467,858	3,466,125	(1,733)
U.S. Treasury CME Ultra Long Term Bond Future	2	06/19/2015	344,749	329,000	(15,749)
U.S. Treasury Long Bond Future	27	06/19/2015	4,313,458	4,309,031	(4,427)

Total					$(1,205,709)

The accompanying notes are an integral part of these financial statements.

58

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Futures Contracts Outstanding at April 30, 2015 - (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Australian 10-Year Bond Future	75	06/15/2015	$7,501,563	$7,391,157	$110,406
Australian SPI 200 Index Future	49	06/18/2015	5,580,595	5,499,293	81,302
BIST 30 Index Future	942	06/30/2015	3,767,433	3,661,341	106,092
CAC 40 Index Future	8	05/15/2015	441,772	427,683	14,089
CBOE Volatility Index Future	7	06/17/2015	115,945	116,375	(430)
Canadian Government 10-Year Bond Future	43	06/19/2015	4,988,232	4,930,109	58,123
Euro BUXL 30-Year Bond Future	4	06/08/2015	748,318	727,415	20,903
FTSE 100 Index Future	28	06/19/2015	2,910,254	2,903,278	6,976
FTSE KLCI Index Future	85	05/29/2015	2,219,982	2,168,676	51,306
FTSE/JSE Top 40 Future Index	84	06/18/2015	3,436,569	3,413,852	22,717
Japan 10-Year Bond Future	12	06/11/2015	14,771,670	14,797,443	(25,773)
Long Gilt Future	24	06/26/2015	4,281,374	4,217,899	63,475
Mexican Stock Exchange Index Future	137	06/19/2015	3,918,595	3,962,496	(43,901)
Russell 2000 Mini Index Future	10	06/19/2015	1,216,468	1,216,400	68
S&P 500 (E-Mini) Future	167	06/19/2015	17,411,886	17,358,815	53,071
S&P/TSX 60 Index Future	29	06/18/2015	4,017,354	4,070,707	(53,353)
SGX FTSE China A50 Index Future	38	05/28/2015	540,222	532,190	8,032
Tokyo Price Index Future	145	06/11/2015	18,233,214	19,007,359	(774,145)

Total					$(301,042)

Total futures contracts					$(1,506,751)

OTC Total Return Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
BMF Ibovespa Volatility Index	GSC	BRL	217,054	BZM5	06/01/15	$—	$—	$(3,474)	$(3,474)
BMF Ibovespa Volatility Index	GSC	BRL	220,923	BZM5	06/17/15	—	—	(2,190)	(2,190)
Consumer Staples SPDR	DEUT	USD	608,797	1M LIBOR -0.25%	04/13/16	—	—	13,991	13,991
Eurex Stoxx Bank	GSC	EUR	122,061	(CAM5)	06/01/15	—	—	201	201
Eurex Stoxx Bank	GSC	EUR	140,148	(CAM5)	06/19/15	—	—	5,628	5,628
iPath S&P 500 VIX	MSC	USD	23,328	1M LIBOR - 2.90%	11/19/15	—	—	(292)	(292)
iPath S&P 500 VIX	MSC	USD	120,340	1M LIBOR - 2.90%	12/02/15	—	—	15,565	15,565
iPath S&P 500 VIX	MSC	USD	222,329	1M LIBOR - 2.90%	12/09/15	—	—	12,779	12,779
iPath S&P 500 VIX	MSC	USD	217,717	1M LIBOR - 2.90%	12/11/15	—	—	8,167	8,167
iPath S&P 500 VIX	MSC	USD	1,652,333	1M LIBOR - 2.90%	12/19/15	—	—	(20,712)	(20,712)
iPath S&P 500 VIX	MSC	USD	169,606	1M LIBOR - 2.90%	12/24/15	—	—	(7,469)	(7,469)
iPath S&P 500 VIX	MSC	USD	127,417	1M LIBOR - 2.90%	02/13/16	—	—	4,779	4,779
iPath S&P 500 VIX	MSC	USD	18,869	1M LIBOR - 2.90%	02/19/16	—	—	(237)	(237)
iPath S&P 500 VIX	MSC	USD	187,721	1M LIBOR - 2.90%	02/19/16	—	—	(2,353)	(2,353)
iPath S&P 500 VIX	MSC	USD	39,204	1M LIBOR - 2.90%	02/23/16	—	—	(1,319)	(1,319)
iPath S&P 500 VIX	MSC	USD	169,021	1M LIBOR - 2.90%	02/24/16	—	—	(7,444)	(7,444)
iPath S&P 500 VIX	MSC	USD	65,937	1M LIBOR - 2.90%	02/26/16	—	—	(1,107)	(1,107)
iPath S&P 500 VIX	JPM	USD	584,324	1M LIBOR - 2.80%	03/21/16	—	—	(7,599)	(7,599)
iPath S&P 500 VIX	JPM	USD	346,718	1M LIBOR - 2.80%	04/07/16	—	—	33,308	33,308
iPath S&P 500 VIX	JPM	USD	239,995	1M LIBOR - 2.80%	04/11/16	—	—	4,534	4,534
iPath S&P 500 VIX	JPM	USD	61,072	1M LIBOR - 2.80%	04/11/16	—	—	2,774	2,774
iPath S&P 500 VIX	JPM	USD	274,955	1M LIBOR - 2.80%	04/15/16	—	—	(505)	(505)
iPath S&P 500 VIX	JPM	USD	35,628	1M LIBOR - 2.80%	04/25/16	—	—	(598)	(598)
iShares Transportation	CSI	USD	610,038	1M LIBOR - 2.35%	04/13/16	—	—	9,516	9,516
iShares U.S. Telecommunications ETF	BOA	USD	599,201	1M LIBOR - 0.40%	02/20/16	—	—	8,832	8,832
iShares U.S. Telecommunications ETF	BOA	USD	299,127	1M LIBOR - 0.40%	04/04/16	—	—	5,772	5,772
S&P 500 Energy Sector Index	BOA	USD	303,810	1M LIBOR - 0.15%	04/15/16	—	—	(2,519)	(2,519)
S&P 500 Financial Select Sector SPDR	BOA	USD	303,252	1M LIBOR + 0.10%	03/31/16	—	—	251	251
S&P 500 Financial Select Sector SPDR	BOA	USD	303,932	1M LIBOR + 0.10%	04/11/16	—	—	(758)	(758)
S&P 500 Financial Select Sector SPDR	BOA	USD	303,545	1M LIBOR + 0.10%	04/21/16	—	—	(252)	(252)

The accompanying notes are an integral part of these financial statements.

59

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

OTC Total Return Swap Contracts Outstanding at April 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
S&P 500 High Beta Index	DEUT	USD	810,933	1M LIBOR + 0.20%		01/29/16	$—	$—	$872	$872
S&P 500 High Beta Index	DEUT	USD	327,576	1M LIBOR + 0.17%		01/29/16	—	—	(9,073)	(9,073)
S&P 500 High Beta Index	DEUT	USD	10,356,816	1M LIBOR + 0.20%		04/29/16	—	—	4,863	4,863
S&P 500 Industrial Select Sector SPDR	BOA	USD	304,125	1M LIBOR + 0.05%		04/11/16	—	—	219	219
S&P 500 Industrial Select Sector SPDR	BOA	USD	582,571	1M LIBOR + 0.05%		03/03/16	—	—	2,295	2,295
S&P 500 Materials Select Sector Index	DEUT	USD	599,508	1M LIBOR - 0.20%		03/16/16	—	—	(4,070)	(4,070)
S&P 500 Utilities Select Sector SPDR	BCLY	USD	260,058	1M LIBOR + 0.25%		06/30/15	—	—	3,225	3,225
S&P 500 Utilities Select Sector SPDR	BOA	USD	1,060,055	1M LIBOR		02/26/16	—	—	5,010	5,010
S&P 500 Utilities Select Sector SPDR	BOA	USD	522,396	1M LIBOR		02/26/16	—	—	3,695	3,695
Technology Select Sector Index	BCLY	USD	320,712	(1M LIBOR + 0.45%	)	06/30/15	—	—	8,517	8,517
Technology Select Sector Index	BCLY	USD	344,174	(1M LIBOR + 0.45%	)	06/30/15	—	—	2,948	2,948
Utilities Select Sector Index	BCLY	USD	254,705	1M LIBOR + 0.25%		06/30/15	—	—	1,186	1,186
VelocityShares Inverse VIX	MSC	USD	45,248	1M LIBOR - 2.50%		12/02/15	—	—	(5,850)	(5,850)
VelocityShares Inverse VIX	MSC	USD	274,204	1M LIBOR - 2.50%		12/09/15	—	—	(12,421)	(12,421)
VelocityShares Inverse VIX	MSC	USD	278,440	1M LIBOR - 2.50%		12/11/15	—	—	(8,185)	(8,185)
VelocityShares Inverse VIX	MSC	USD	171,020	1M LIBOR - 2.50%		12/12/15	—	—	(5,027)	(5,027)
VelocityShares Inverse VIX	MSC	USD	2,851,418	1M LIBOR - 2.50%		12/19/15	—	—	56,020	56,020
VelocityShares Inverse VIX	MSC	USD	33,545	1M LIBOR - 2.50%		01/13/16	—	—	(986)	(986)
VelocityShares Inverse VIX	MSC	USD	560,371	1M LIBOR - 2.50%		01/13/16	—	—	(16,473)	(16,473)
VelocityShares Inverse VIX	MSC	USD	106,358	1M LIBOR - 2.50%		02/27/16	—	—	2,166	2,166
WIG20 Index	GSC	PLN	7,524,112	KRSM5		06/19/15	—	—	(187,754)	(187,754)

Total							$—	$—	$(91,554)	$(91,554)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/29/15	GSC	$5,568,459	$5,667,786	$99,327
AUD	Buy	05/29/15	SSG	1,244,762	1,244,322	(440)
AUD	Buy	05/29/15	CBA	302,381	299,427	(2,954)
AUD	Buy	06/17/15	SSG	2,758,513	2,811,194	52,681
AUD	Buy	06/17/15	GSC	531,268	546,928	15,660
AUD	Buy	06/17/15	MSC	225,167	235,187	10,020
AUD	Buy	06/17/15	BNP	293,707	299,903	6,196
AUD	Buy	06/17/15	BNP	120,878	124,696	3,818
AUD	Buy	06/17/15	CBA	298,262	301,481	3,219
AUD	Buy	06/17/15	JPM	70,842	73,397	2,555
AUD	Buy	06/17/15	GSC	114,781	116,804	2,023
AUD	Buy	06/17/15	TDB	272,413	269,124	(3,289)
AUD	Buy	06/17/15	UBS	1,486,166	1,475,837	(10,329)
AUD	Sell	05/29/15	CBA	4,738,884	4,717,361	21,523
AUD	Sell	05/29/15	BCLY	586,906	597,274	(10,368)
AUD	Sell	05/29/15	CBA	2,340,113	2,359,075	(18,962)
AUD	Sell	05/29/15	BOA	2,339,225	2,358,285	(19,060)
AUD	Sell	06/17/15	CBA	82,906	82,079	827
AUD	Sell	06/17/15	BCLY	250,242	253,339	(3,097)
AUD	Sell	06/17/15	GSC	91,509	95,496	(3,987)
AUD	Sell	06/17/15	GSC	137,869	142,059	(4,190)
AUD	Sell	06/17/15	RBS	406,900	411,972	(5,072)
AUD	Sell	06/17/15	HSBC	320,948	329,104	(8,156)
AUD	Sell	06/17/15	CBA	293,005	301,481	(8,476)
AUD	Sell	06/17/15	CBK	278,840	292,011	(13,171)
AUD	Sell	06/17/15	JPM	524,963	542,193	(17,230)
AUD	Sell	06/17/15	CBK	1,056,183	1,097,012	(40,829)
AUD	Sell	06/17/15	NAB	2,112,636	2,197,182	(84,546)
AUD	Sell	06/17/15	CBA	3,186,906	3,272,097	(85,191)

The accompanying notes are an integral part of these financial statements.

60

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
BRL	Buy	05/05/15	MSC	$282,649	$305,477	$22,828
BRL	Buy	05/05/15	GSC	1,803,889	1,813,311	9,422
BRL	Buy	05/05/15	UBS	946,018	938,296	(7,722)
BRL	Buy	05/05/15	SCB	1,190,206	1,180,491	(9,715)
BRL	Buy	05/05/15	UBS	1,423,882	1,365,367	(58,515)
BRL	Buy	06/02/15	BCLY	1,483,058	1,428,770	(54,288)
BRL	Sell	05/05/15	SCB	1,197,245	1,180,491	16,754
BRL	Sell	05/05/15	GSC	1,828,234	1,813,311	14,923
BRL	Sell	05/05/15	MSC	307,990	305,476	2,514
BRL	Sell	05/05/15	UBS	2,161,700	2,303,664	(141,964)
BRL	Sell	06/02/15	UBS	1,410,432	1,352,000	58,432
BRL	Sell	06/02/15	SCB	285,666	278,208	7,458
BRL	Sell	06/02/15	GSC	290,132	289,363	769
CAD	Buy	05/29/15	TDB	2,365,201	2,379,467	14,266
CAD	Buy	05/29/15	BMO	2,365,597	2,379,467	13,870
CAD	Buy	05/29/15	CBA	4,664,440	4,663,655	(785)
CAD	Buy	06/17/15	BOA	1,051,461	1,096,663	45,202
CAD	Buy	06/17/15	TDB	681,818	712,334	30,516
CAD	Buy	06/17/15	GSC	529,143	543,361	14,218
CAD	Buy	06/17/15	CBA	258,223	270,024	11,801
CAD	Buy	06/17/15	SSG	249,732	258,428	8,696
CAD	Buy	06/17/15	BMO	258,565	261,741	3,176
CAD	Buy	06/17/15	SCB	4,764	4,969	205
CAD	Sell	06/17/15	TDB	541,004	539,220	1,784
CAD	Sell	06/17/15	SSG	260,992	260,085	907
CAD	Sell	06/17/15	BCLY	3,959	4,141	(182)
CAD	Sell	06/17/15	BNP	257,052	257,600	(548)
CAD	Sell	06/17/15	JPM	108,288	111,820	(3,532)
CAD	Sell	06/17/15	CBA	134,759	141,638	(6,879)
CAD	Sell	06/17/15	GSC	260,396	270,853	(10,457)
CAD	Sell	06/17/15	TDB	256,247	267,539	(11,292)
CAD	Sell	06/17/15	MSC	271,982	283,277	(11,295)
CAD	Sell	06/17/15	TDB	409,884	428,229	(18,345)
CAD	Sell	06/17/15	GSC	1,043,637	1,096,663	(53,026)
CHF	Sell	05/29/15	UBS	9,622,418	9,936,853	(314,435)
CHF	Sell	06/17/15	TDB	249,380	254,483	(5,103)
CHF	Sell	06/17/15	GSC	1,022,197	1,045,852	(23,655)
CHF	Sell	06/17/15	JPM	526,251	551,918	(25,667)
CHF	Sell	06/17/15	CSFB	533,424	561,581	(28,157)
DKK	Buy	06/17/15	CBK	290	302	12
DKK	Sell	06/17/15	UBS	292	301	(9)
EUR	Buy	05/04/15	DEUT	285,411	287,008	1,597
EUR	Buy	05/05/15	WEST	188,111	188,689	578
EUR	Buy	05/29/15	DEUT	1,897,920	1,962,378	64,458
EUR	Buy	06/17/15	RBS	1,290,995	1,368,497	77,502
EUR	Buy	06/17/15	NAB	1,295,907	1,369,621	73,714
EUR	Buy	06/17/15	JPM	2,333,495	2,398,801	65,306
EUR	Buy	06/17/15	HSBC	1,171,043	1,224,681	53,638
EUR	Buy	06/17/15	TDB	518,310	550,545	32,235
EUR	Buy	06/17/15	CBA	561,203	586,499	25,296
EUR	Buy	06/17/15	JPM	416,371	439,312	22,941
EUR	Buy	06/17/15	RBC	286,951	304,485	17,534
EUR	Buy	06/17/15	MSC	447,761	462,907	15,146
EUR	Buy	06/17/15	UBS	269,057	283,137	14,080
EUR	Buy	06/17/15	RBC	443,744	456,166	12,422
EUR	Buy	06/17/15	UBS	270,883	283,137	12,254
EUR	Buy	06/17/15	UBS	261,330	271,902	10,572
EUR	Buy	06/17/15	UBS	171,667	182,017	10,350

The accompanying notes are an integral part of these financial statements.

61

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
EUR	Buy	06/17/15	MSC	$280,990	$289,878	$8,888
EUR	Buy	06/17/15	MSC	143,218	151,680	8,462
EUR	Buy	06/17/15	RBC	307,265	315,721	8,456
EUR	Buy	06/17/15	TDB	282,142	289,879	7,737
EUR	Buy	06/17/15	DEUT	224,062	231,454	7,392
EUR	Buy	06/17/15	CBK	236,063	242,689	6,626
EUR	Buy	06/17/15	TDB	281,403	287,632	6,229
EUR	Buy	06/17/15	JPM	111,544	113,480	1,936
EUR	Sell	05/29/15	GSC	1,954,544	1,962,379	(7,835)
EUR	Sell	05/29/15	DEUT	9,782,924	10,115,178	(332,254)
EUR	Sell	06/17/15	TDB	383,069	384,258	(1,189)
EUR	Sell	06/17/15	BOA	47,217	50,560	(3,343)
EUR	Sell	06/17/15	GSC	101,129	104,491	(3,362)
EUR	Sell	06/17/15	CBA	58,797	62,919	(4,122)
EUR	Sell	06/17/15	BNP	315,228	322,461	(7,233)
EUR	Sell	06/17/15	BNYM	142,439	151,681	(9,242)
EUR	Sell	06/17/15	BNP	268,938	279,767	(10,829)
EUR	Sell	06/17/15	BOA	288,323	305,609	(17,286)
EUR	Sell	06/17/15	RBC	335,992	353,922	(17,930)
EUR	Sell	06/17/15	MSC	450,762	471,895	(21,133)
EUR	Sell	06/17/15	BCLY	532,649	557,286	(24,637)
EUR	Sell	06/17/15	UBS	531,988	561,780	(29,792)
EUR	Sell	06/17/15	MSC	567,569	601,105	(33,536)
EUR	Sell	06/17/15	MSC	587,474	621,329	(33,855)
EUR	Sell	06/17/15	JPM	1,454,677	1,506,695	(52,018)
EUR	Sell	06/17/15	HSBC	2,049,609	2,105,553	(55,944)
EUR	Sell	06/17/15	UBS	1,178,461	1,238,164	(59,703)
EUR	Sell	06/17/15	NAB	6,611,357	6,987,423	(376,066)
EUR	Sell	06/17/15	RBS	6,589,585	6,985,176	(395,591)
GBP	Buy	05/01/15	GSC	93,884	93,379	(505)
GBP	Buy	06/17/15	GSC	1,044,335	1,078,739	34,404
GBP	Buy	06/17/15	JPM	227,655	234,775	7,120
GBP	Buy	06/17/15	RBS	364,468	371,343	6,875
GBP	Buy	06/17/15	BCLY	366,064	372,878	6,814
GBP	Buy	06/17/15	BCLY	123,440	128,897	5,457
GBP	Buy	06/17/15	JPM	213,991	219,430	5,439
GBP	Buy	06/17/15	CSFB	1,472	1,534	62
GBP	Sell	05/01/15	HSBC	17,474	17,345	129
GBP	Sell	05/29/15	GSC	4,736,227	4,837,281	(101,054)
GBP	Sell	06/17/15	SSG	251,264	250,120	1,144
GBP	Sell	06/17/15	UBS	1,489	1,535	(46)
GBP	Sell	06/17/15	MSC	240,574	242,448	(1,874)
GBP	Sell	06/17/15	DEUT	104,655	107,413	(2,758)
GBP	Sell	06/17/15	BCLY	179,266	182,603	(3,337)
GBP	Sell	06/17/15	RBS	177,716	181,069	(3,353)
GBP	Sell	06/17/15	GSC	521,167	524,792	(3,625)
GBP	Sell	06/17/15	CBK	256,668	263,931	(7,263)
GBP	Sell	06/17/15	BOM	262,478	270,069	(7,591)
GBP	Sell	06/17/15	CBA	263,457	271,602	(8,145)
GBP	Sell	06/17/15	UBS	266,137	276,206	(10,069)
GBP	Sell	06/17/15	BOA	1,029,287	1,078,738	(49,451)
HKD	Buy	06/17/15	CSFB	225,370	225,403	33
HKD	Buy	06/17/15	CSFB	5,150	5,161	11
HKD	Buy	06/17/15	BCLY	143,985	143,990	5
HKD	Buy	06/17/15	JPM	6,835	6,838	3
HKD	Buy	06/17/15	HSBC	205,151	205,146	(5)
HKD	Buy	06/17/15	JPM	146,448	146,441	(7)
HKD	Sell	05/06/15	SSG	10,482	10,484	(2)

The accompanying notes are an integral part of these financial statements.

62

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
HKD	Sell	06/17/15	JPM	$6,189	$6,193	$(4)
HKD	Sell	06/17/15	DEUT	12,252	12,257	(5)
HKD	Sell	06/17/15	CSFB	192,468	192,502	(34)
HKD	Sell	06/17/15	MSC	239,321	239,595	(274)
HKD	Sell	06/17/15	CBK	347,631	348,104	(473)
INR	Buy	06/17/15	HSBC	387,105	383,607	(3,498)
INR	Buy	06/17/15	JPM	5,880,244	5,853,681	(26,563)
INR	Sell	06/17/15	HSBC	137,739	136,419	1,320
INR	Sell	06/17/15	DEUT	2,266,672	2,265,970	702
JPY	Buy	05/07/15	HSBC	17,326	17,278	(48)
JPY	Buy	05/08/15	DEUT	69,481	69,207	(274)
JPY	Buy	05/29/15	HSBC	4,866,157	4,872,550	6,393
JPY	Buy	06/17/15	CBK	264,100	268,460	4,360
JPY	Buy	06/17/15	JPM	351,161	355,157	3,996
JPY	Buy	06/17/15	JPM	102,471	103,967	1,496
JPY	Buy	06/17/15	DEUT	102,473	103,959	1,486
JPY	Buy	06/17/15	CSFB	58,763	59,588	825
JPY	Buy	06/17/15	RBS	905,815	906,324	509
JPY	Buy	06/17/15	GSC	85,149	85,615	466
JPY	Buy	06/17/15	HSBC	156,967	157,345	378
JPY	Buy	06/17/15	DEUT	105,882	105,358	(524)
JPY	Buy	06/17/15	JPM	530,564	529,053	(1,511)
JPY	Buy	06/17/15	DEUT	567,147	565,614	(1,533)
JPY	Buy	06/17/15	RBS	1,061,030	1,059,136	(1,894)
JPY	Sell	05/29/15	DEUT	1,600,126	1,593,388	6,738
JPY	Sell	05/29/15	MSC	5,856,769	5,867,962	(11,193)
JPY	Sell	06/17/15	GSC	2,011,140	2,004,467	6,673
JPY	Sell	06/17/15	JPM	103,533	103,137	396
JPY	Sell	06/17/15	BCLY	59,680	60,367	(687)
JPY	Sell	06/17/15	BNP	104,040	104,788	(748)
JPY	Sell	06/17/15	MSC	267,692	268,461	(769)
JPY	Sell	06/17/15	BNP	58,657	59,479	(822)
JPY	Sell	06/17/15	SSG	1,237,572	1,238,789	(1,217)
JPY	Sell	06/17/15	MSC	1,205,639	1,209,418	(3,779)
JPY	Sell	06/17/15	DEUT	13,174,401	13,365,396	(190,995)
JPY	Sell	06/17/15	JPM	13,173,103	13,365,404	(192,301)
KRW	Buy	06/17/15	BCLY	263,634	272,117	8,483
KRW	Buy	06/17/15	DEUT	132,756	137,059	4,303
KRW	Sell	06/17/15	CBK	195,141	204,588	(9,447)
KRW	Sell	06/17/15	CBK	194,234	204,587	(10,353)
MXN	Buy	05/29/15	SCB	2,486,256	2,461,980	(24,276)
MXN	Buy	06/17/15	MSC	128,702	130,497	1,795
MXN	Buy	06/17/15	RBC	128,733	130,497	1,764
MXN	Buy	06/17/15	MSC	122,867	119,519	(3,348)
MXN	Buy	06/17/15	SCB	3,112,356	3,037,996	(74,360)
MXN	Sell	05/29/15	DEUT	2,192,728	2,186,721	6,007
MXN	Sell	05/29/15	SCB	273,544	275,259	(1,715)
MXN	Sell	06/17/15	DEUT	518,680	511,010	7,670
MXN	Sell	06/17/15	SSG	264,602	260,994	3,608
MXN	Sell	06/17/15	JPM	129,447	130,432	(985)
MXN	Sell	06/17/15	MSC	1,472,509	1,494,575	(22,066)
MXN	Sell	06/17/15	UBS	3,000,157	3,039,295	(39,138)
MXN	Sell	06/17/15	RBC	4,415,545	4,476,059	(60,514)
MXN	Sell	06/17/15	MSC	4,414,568	4,476,124	(61,556)
NOK	Buy	06/17/15	UBS	272,217	287,134	14,917
NOK	Sell	06/17/15	CBK	263,521	287,134	(23,613)
NZD	Buy	06/17/15	WEST	128,625	135,214	6,589
NZD	Buy	06/17/15	CBA	128,686	135,215	6,529

The accompanying notes are an integral part of these financial statements.

63

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
NZD	Buy	06/17/15	JPM	$260,965	$264,352	$3,387
NZD	Sell	06/17/15	GSC	267,481	270,430	(2,949)
NZD	Sell	06/17/15	UBS	525,934	534,022	(8,088)
PLN	Buy	05/29/15	DEUT	860,442	885,526	25,084
PLN	Buy	05/29/15	BNP	270,716	281,393	10,677
PLN	Buy	05/29/15	GSC	466,239	466,212	(27)
PLN	Sell	05/29/15	DEUT	816,269	847,785	(31,516)
RUB	Buy	06/17/15	JPM	503,854	568,472	64,618
RUB	Buy	06/17/15	JPM	548,803	533,362	(15,441)
RUB	Sell	06/17/15	JPM	555,912	568,472	(12,560)
RUB	Sell	06/17/15	JPM	512,404	533,362	(20,958)
SEK	Buy	06/17/15	MSC	778,500	803,555	25,055
SEK	Buy	06/17/15	UBS	296,685	311,573	14,888
SEK	Buy	06/17/15	CBK	270,417	279,743	9,326
SEK	Buy	06/17/15	BNP	256,174	265,330	9,156
SEK	Buy	06/17/15	MSC	225,868	233,019	7,151
SEK	Buy	06/17/15	CBK	261,113	267,492	6,379
SEK	Buy	06/17/15	BNP	245,127	246,232	1,105
SEK	Buy	06/17/15	SSG	452,626	453,066	440
SEK	Buy	06/17/15	GSC	589	601	12
SEK	Buy	06/17/15	JPM	350	361	11
SEK	Sell	06/17/15	UBS	935	961	(26)
SGD	Sell	06/17/15	GSC	261,437	268,049	(6,612)
TRY	Buy	06/17/15	JPM	116,883	116,186	(697)
TRY	Sell	06/17/15	JPM	118,934	116,186	2,748
TWD	Buy	05/29/15	JPM	4,271,930	4,328,488	56,558
TWD	Buy	06/17/15	JPM	2,041,311	2,075,121	33,810
TWD	Buy	06/17/15	CBA	1,250,585	1,273,953	23,368
TWD	Sell	06/17/15	CBK	10,548,635	10,917,976	(369,341)
ZAR	Buy	05/29/15	DEUT	817,451	837,735	20,284
ZAR	Buy	05/29/15	BOA	918,969	919,710	741
ZAR	Sell	05/29/15	GSC	923,748	919,710	4,038
ZAR	Sell	05/29/15	DEUT	811,496	837,734	(26,238)
ZAR	Sell	06/17/15	JPM	2,903,853	3,013,552	(109,699)

Total						$(2,650,886)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

64

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korea Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
BIST	Borsa Istanbul 100 Index
CAC	Cotation Assistee en Continu
CBOE	Chicago Board Options Exchange
CME	Chicago Mercantile Index
DAX	Deutscher Aktien Index
FTSE	Financial Times and Stock Exchange
IBEX	Spanish Stock Index
JSE	Johannesburg Stock Exhange
KOSPI	Korea Composite Stock Price
KRSM5	WIG20 Index Future
MIB	Milano Italia Borsa
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SGX	Singapore Exchange
SPX	Standard and Poor’s 500 Index
TSX	Toronto Stock Exchange
WIG20	Capitalization-weighted stock market index of 20 largest companies on the Warsaw Stock Exchange

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
J-REIT	Japanese Real Estate Investment Trust
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

65

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Common Stocks
Automobiles & Components	$2,993,199	$110,734	$2,882,465	$—
Banks	5,718,360	—	5,718,360	—
Capital Goods	4,988,687	971,186	4,017,501	—
Commercial & Professional Services	1,481,651	1,055,945	425,706	—
Consumer Durables & Apparel	3,693,758	853,413	2,840,345	—
Consumer Services	834,258	773,599	60,659	—
Diversified Financials	1,823,570	1,146,344	677,226	—
Energy	4,561,917	2,020,754	2,541,163	—
Food & Staples Retailing	255,253	90,156	165,097	—
Food, Beverage & Tobacco	414,869	317,347	97,522	—
Health Care Equipment & Services	2,310,127	1,648,328	661,799	—
Insurance	1,213,652	—	1,213,652	—
Materials	2,253,538	842,850	1,410,688	—
Media	2,303,088	782,203	1,520,885	—
Pharmaceuticals, Biotechnology & Life Sciences	3,295,230	3,163,582	131,648	—
Real Estate	3,372,642	289,201	3,083,441	—
Retailing	1,964,332	1,159,668	804,664	—
Semiconductors & Semiconductor Equipment	2,092,361	1,656,332	436,029	—
Software & Services	5,680,319	3,874,253	1,806,066	—
Technology Hardware & Equipment	2,820,582	787,085	2,033,497	—
Telecommunication Services	366,429	150,460	215,969	—
Transportation	858,066	815,388	42,678	—
Corporate Bonds	3,825,391	—	3,825,391	—
Foreign Government Obligations	16,197,422	—	16,197,422	—
U.S. Government Securities	5,856,753	—	5,856,753	—
Convertible Bonds	2,515,530	—	2,515,530	—
Exchange Traded Funds	1,260,356	1,260,356	—	—
Preferred Stocks	227,370	—	—	227,370
Warrants	348,486	348,486	—	—
Rights	78,190	78,190	—	—
Short-Term Investments	1,956,618	1,956,618	—	—
Purchased Options	549,638	155,378	394,260	—

Total	$88,111,642	$26,307,856	$61,576,416	$227,370

Foreign Currency Contracts (2)	$1,544,686	$—	$1,544,686	$—
Futures Contracts (2)	596,560	596,560	—	—
Swaps - Total Return (2)	217,113	—	217,113	—

Total	$2,358,359	$596,560	$1,761,799	$—

Liabilities
Foreign Currency Contracts (2)	$(4,195,572)	$—	$(4,195,572)	$—
Futures Contracts (2)	(2,103,311)	(2,103,311)	—	—
Swaps - Total Return (2)	(308,667)	—	(308,667)	—
Written Options	(542,770)	(470,996)	(71,774)	—

Total	$(7,150,320)	$(2,574,307)	$(4,576,013)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers from Level 1 to Level 2, and investments valued at $502,222 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

66

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Preferred Stocks	Total
Beginning balance	$196,160	$196,160
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	31,210	31,210
Transfers into Level 3 (1)	—	—
Transfers out of Level 3 (1)	—	—

Ending balance	$227,370	$227,370

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $31,210.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

67

Hartford Funds – Alternative Funds

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	The Hartford Global Alpha Fund	The Hartford Global Real Asset Fund	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Assets:
Investments in securities, at market value	$24,553,483	$368,297,059	$21,901,950	$88,111,642
Cash	848,041	8,149	128,181	384,557
Cash collateral	143,426	5,667,000	7,755,558	17,706,160
Foreign currency on deposit with custodian	—	189,281	—	29,535
Unrealized appreciation on foreign currency contracts	201,156	234,976	78	1,544,686
Unrealized appreciation on OTC swap contracts	73,252	68,910	—	217,113
Receivables:
Investment securities sold	729,747	6,568,618	465,160	1,997,398
Fund shares sold	528	82,983	44,706	154
Dividends and interest	110,584	904,142	24,759	543,954
Variation margin on financial derivative instruments	—	226,139	—	545,687
OTC swap premiums paid	368,306	—	—	—
Other assets	56,640	170,967	52,816	50,501

Total assets	27,085,163	382,418,224	30,373,208	111,131,387

Liabilities:
Unrealized depreciation on foreign currency contracts	450,617	724,424	173	4,195,572
Bank overdraft - foreign cash	1,122	—	169,788	—
Cash collateral	—	—	—	310,000
Unrealized depreciation on OTC swap contracts	112,099	38,695	—	308,667
Securities sold short, at market value	—	—	11,340,197	—
Payables:
Investment securities purchased	1,127,849	4,217,449	71,817	1,613,099
Fund shares redeemed	—	460,958	—	—
Investment management fees	11,416	293,296	21,464	103,830
Variation margin on financial derivative instruments	34,666	—	—	—
Distribution fees	3,748	17,946	2,780	352
Dividends on securities sold short	—	—	45,285	—
Accrued expenses	12,625	79,694	14,178	16,206
Written options	9,554	16,800	—	542,770
OTC Swap premiums received	142,068	—	—	—

Total liabilities	1,905,764	5,849,262	11,665,682	7,090,496

Net assets	$25,179,399	$376,568,962	$18,707,526	$104,040,891

Summary of Net Assets:
Capital stock and paid-in-capital	$25,894,296	$459,092,331	$18,050,443	$104,493,620
Undistributed (distributions in excess of) net investment income	(80,558)	640,969	(157,981)	(661,296)
Accumulated net realized gain (loss)	(494,248)	(73,908,837)	(364,461)	4,565,855
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(140,091)	(9,255,501)	1,179,525	(4,357,288)

Net assets	$25,179,399	$376,568,962	$18,707,526	$104,040,891

Shares authorized	450,000,000	650,000,000	300,000,000	450,000,000

Par value	$0.001	$0.001	$0.001	$0.001

Class A: Net asset value per share	$9.51	$9.51	$10.36	$10.17

Maximum offering price per share	$10.06	$10.06	$10.96	$10.76

Shares outstanding	490,562	3,339,570	442,917	61,430

Net Assets	$4,663,654	$31,749,031	$4,590,228	$624,654

Class C: Net asset value per share	$9.34	$9.33	$10.31	$10.06

Shares outstanding	208,067	1,402,565	218,577	18,985

Net Assets	$1,944,081	$13,083,681	$2,254,097	$191,031

Class I: Net asset value per share	$9.57	$9.50	$10.38	$10.22

Shares outstanding	253,138	2,857,927	442,687	17,950

Net Assets	$2,422,457	$27,156,976	$4,594,292	$183,405

The accompanying notes are an integral part of these financial statements.

68

Hartford Funds – Alternative Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

	The Hartford Global Alpha Fund	The Hartford Global Real Asset Fund	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Class R3: Net asset value per share	$9.42	$9.54	$—	$10.12

Shares outstanding	200,000	18,822	—	10,345

Net Assets	$1,883,208	$179,523	$—	$104,645

Class R4: Net asset value per share	$9.48	$9.53	$—	$10.16

Shares outstanding	200,000	334,632	—	10,344

Net Assets	$1,896,634	$3,187,388	$—	$105,087

Class R5: Net asset value per share	$9.55	$9.51	$—	$10.21

Shares outstanding	200,000	57,905	—	10,343

Net Assets	$1,910,152	$550,791	$—	$105,573

Class Y: Net asset value per share	$9.57	$9.51	$10.38	$10.22

Shares outstanding	1,092,860	31,613,534	700,001	10,054,257

Net Assets	$10,459,213	$300,661,572	$7,268,909	$102,726,496

Cost of investments	$24,424,998	$376,882,946	$20,570,475	$88,381,502
Cost of foreign currency on deposit with custodian	$—	$185,506	$—	$29,500
Cost of Bank overdraft - foreign cash	$1,178	$—	$174,680	$—
Proceeds of Securities sold short	$—	$—	$11,184,011	$—
Proceeds of written option contracts	$11,458	$27,705	$—	$647,873

The accompanying notes are an integral part of these financial statements.

69

Hartford Funds – Alternative Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	The Hartford Global Alpha Fund	The Hartford Global Real Asset Fund	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Investment Income:
Dividends	$—	$3,071,937	$153,724	$528,537
Interest	100,916	366,701	—	704,295
Other Income	—	—	—	704
Less: Foreign tax withheld	971	(234,889)	(6,875)	(32,601)

Total investment income, net	101,887	3,203,749	146,849	1,200,935

Expenses:
Investment management fees	68,074	2,124,811	121,545	633,513
Administrative services fees
Class R3	1,873	192	—	101
Class R4	1,414	2,223	—	76
Class R5	949	253	—	51
Transfer agent fees
Class A	492	36,603	43	252
Class C	134	14,418	41	86
Class I	267	18,756	52	24
Class R3	—	125	—	—
Class R4	—	66	—	—
Class R5	—	37	—	—
Class Y	82	2,382	53	843
Distribution fees
Class A	5,851	45,260	5,075	743
Class C	9,704	72,156	10,555	775
Class R3	4,684	480	—	252
Class R4	2,357	3,704	—	126
Custodian fees	5,454	20,068	4,931	8,926
Registration and filing fees	36,086	45,267	33,374	58,307
Accounting services fees	3,136	48,058	2,170	13,198
Board of Directors’ fees	843	7,091	843	1,984
Dividend and interest expense on securities sold short	—	—	101,854	—
Audit fees	5,454	17,951	5,158	6,546
Short position fees	—	—	31,228	—
Other expenses	6,772	28,731	5,477	8,975

Total expenses (before waivers and fees paid indirectly)	153,626	2,488,632	322,399	734,778
Expense waivers	—	—	(3,805)	(148)
Management fee waivers	—	(723,657)	(35,650)	(45,402)
Commission Recapture	—	(2,127)	(259)	(425)
Custodian fee offset	(13)	—	—	(9)

Total waivers and fees paid indirectly	(13)	(725,784)	(39,714)	(45,984)

Total expenses, net	153,613	1,762,848	282,685	688,794

Net Investment Income (Loss)	(51,726)	1,440,901	(135,836)	512,141

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(217,677)	(23,394,578)	(763,750)	(1,273,613)
Net realized gain (loss) on purchased options contracts	103,533	(64,303)	—	(206,618)
Net realized gain (loss) on futures contracts	(378,365)	(11,171,616)	—	401,769
Net realized gain (loss) on securities sold short	—	—	575,051	—
Net realized gain (loss) on written options contracts	3,226	14,365	—	655,342
Net realized gain (loss) on swap contracts	270,936	(686,532)	—	(2,561,868)
Net realized gain (loss) on foreign currency contracts	311,763	601,025	1,870	10,009,346
Net realized gain (loss) on other foreign currency transactions	32,156	5,550	(4,678)	(225,127)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	125,572	(34,696,089)	(191,507)	6,799,231

The accompanying notes are an integral part of these financial statements.

70

Hartford Funds – Alternative Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	The Hartford Global Alpha Fund	The Hartford Global Real Asset Fund	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	223,804	15,227,919	2,212,046	2,191,937
Net unrealized appreciation (depreciation) of purchased options contracts	(8,023)	10,685	—	(56,249)
Net unrealized appreciation (depreciation) of securities sold short	—	—	(577,714)	—
Net unrealized appreciation (depreciation) of future contracts	134,196	4,359,727	—	(781,008)
Net unrealized appreciation (depreciation) of written option contracts	2,343	14,105	—	(59,348)
Net unrealized appreciation (depreciation) of swap contracts	(46,844)	(4,757)	—	850,328
Net unrealized appreciation (depreciation) of foreign currency contracts	(317,848)	(403,708)	(626)	(5,089,943)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(940)	(31,744)	5,040	71,196

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(13,312)	19,172,227	1,638,746	(2,873,087)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	112,260	(15,523,862)	1,447,239	3,926,144

Net Increase (Decrease) in Net Assets Resulting from Operations	$60,534	$(14,082,961)	$1,311,403	$4,438,285

The accompanying notes are an integral part of these financial statements.

71

Hartford Funds – Alternative Funds

Statements of Changes in Net Assets

	The Hartford Global Alpha Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$(51,726)	$(131,785)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	125,572	(10,248)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(13,312)	3,459

Net Increase (Decrease) in Net Assets Resulting from Operations	60,534	(138,574)

Distributions to Shareholders:
From net investment income
Class A	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	—	—

	—	—

From net realized gain on investments
Class A	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	—	—

Total from net realized gain on investments	—	—

Total distributions	—	—

Capital Share Transactions:
Sold	180,113	4,121,443
Issued on reinvestment of distributions	—	—
Redeemed	(298,004)	(10,346,808)

Net increase (decrease) from capital share transactions	(117,891)	(6,225,365)

Net Increase (Decrease) in Net Assets	(57,357)	(6,363,939)

Net Assets:
Beginning of period	25,236,756	31,600,695

End of period	$25,179,399	$25,236,756

Undistributed (distributions in excess of) net investment income	$(80,558)	$(28,832)

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

72

Hartford Funds – Alternative Funds

Statements of Changes in Net Assets – (continued)

The Hartford Global Real Asset Fund		Hartford Long/Short Global Equity Fund		Hartford Real Total Return Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the period August 29, 2014 (1) through October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the period November 29, 2013 (1) through October 31, 2014

$1,440,901	$4,923,175	$(135,836)	$(21,303)	$512,141	$646,025
(34,696,089)	16,961,037	(191,507)	(173,795)	6,799,231	(580,723)
19,172,227	(36,713,831)	1,638,746	(459,221)	(2,873,087)	(1,484,200)

(14,082,961)	(14,829,619)	1,311,403	(654,319)	4,438,285	(1,418,898)

(21,870)	(214,743)	—	—	—	—
(111,144)	(442,524)	—	—	—	—
—	(739)	—	—	—	—
(4,310)	(19,332)	—	—	—	—
(2,482)	(3,415)	—	—	—	—
(1,634,940)	(2,904,356)	—	—	—	—

(1,774,746)	(3,585,109)	—	—	—	—

—	—	—	—	(18,693)	—
—	—	—	—	(4,729)	—
—	—	—	—	(4,451)	—
—	—	—	—	(3,263)	—
—	—	—	—	(3,263)	—
—	—	—	—	(3,263)	—
—	—	—	—	(3,456,926)	—

—	—	—	—	(3,494,588)	—

(1,774,746)	(3,585,109)	—	—	(3,494,588)	—

49,168,852	81,750,993	870,315	17,246,536	5,119,651	150,358,920
1,692,865	3,351,694	—	—	3,494,338	—
(85,362,574)	(183,279,065)	(66,409)	—	(15,230,675)	(39,226,142)

(34,500,857)	(98,176,378)	803,906	17,246,536	(6,616,686)	111,132,778

(50,358,564)	(116,591,106)	2,115,309	16,592,217	(5,672,989)	109,713,880

426,927,526	543,518,632	16,592,217	—	109,713,880	—

$376,568,962	$426,927,526	$18,707,526	$16,592,217	$104,040,891	$109,713,880

$640,969	$974,814	$(157,981)	$(22,145)	$(661,296)	$(1,173,438)

The accompanying notes are an integral part of these financial statements.

73

Hartford Funds – Alternative Funds

Notes to Financial Statements

April 30, 2015 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end management investment company comprised of forty-two series as of April 30, 2015. The financial statements for certain other series of the Company are presented in separate reports. The following series (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Global Alpha Fund (the “Global Alpha Fund”)

The Hartford Global Real Asset Fund (the “Global Real Asset Fund”)

Hartford Long/Short Global Equity Fund (the “Long/Short Global Equity Fund”)

Hartford Real Total Return Fund (the “Real Total Return Fund”)

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, Financial Services – Investment Companies.

Each Fund offers Class A, Class C, Class I and Class Y shares. In addition, each Fund, except Long/Short Global Equity Fund, offers Class R3, Class R4 and Class R5 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, if applicable, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of each Funds’ shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of its shares to differ significantly from the NAV that would

74

Hartford Funds – Alternative Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that each Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which each Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by each Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Funds may use fair valuation in regard to fixed income investments when the Funds hold defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of certain Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Funds.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

75

Hartford Funds – Alternative Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Company’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s subadviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, certain Funds will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Funds do not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign

76

Hartford Funds – Alternative Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – Each Fund, except Long/Short Global Equity Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange See Note 2(a). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Long/Short Global Equity Fund, is to pay dividends and/or distributions from net investment income, if any, quarterly and realized gains, if any, at least once a year. The policy of Long/Short Global Equity Fund is to pay dividends from net investment income and realized gains, if any; at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

g)	Basis for Consolidation – The Global Real Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global Real Asset Fund. The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global Real Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global Real Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Funds to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of April 30, 2015.

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b)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of their net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2015.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by certain Funds on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – Each Fund may enter into foreign currency contracts that obligate the Funds to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of April 30, 2015.

b)	Futures Contracts – Each Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, the Funds seek to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2015.

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c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. The Funds pay a premium, which is included on the Funds’ Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding purchased option contracts as of April 30, 2015. The funds had no outstanding written option contracts as of April 30, 2015. Transactions involving written option contracts during the six-month period April 30, 2015, are summarized below:

The Hartford Global Alpha Fund

Options Activity During the Six-Month Period Ended April 30, 2015

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	1,200,000	1,200
Written	2,015,000	5,857
Expired	(2,400,000)	(2,580)
Closed	(210,000)	(286)
Exercised	—	—

End of Period	605,000	4,191

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	—	—
Written	1,368,000	9,059
Expired	(215,000)	(471)
Closed	(159,000)	(1,321)
Exercised	—	—

End of Period	994,000	7,267

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The Hartford Global Real Asset Fund

Options Activity During the Six-Month Period Ended April 30, 2015

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	28	25,857
Written	10	15,041
Expired	—	—
Closed	(28)	(25,857)
Exercised	—	—

End of Period	10	15,041

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	4	12,664
Written	—	—
Expired	—	—
Closed	—	—
Exercised	—	—

End of Period	4	12,664

Hartford Real Total Return Fund

Options Activity During the Six-Month Period Ended April 30, 2015

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	3,560,000	82,008
Written	5,551	1,487,223
Expired	(1,077)	(35,855)
Closed	(3,562,225)	(1,151,011)
Exercised	—	—

End of Period	2,249	382,365

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	3,992,594	320,673
Written	144,226	1,695,979
Expired	(390,916)	(141,065)
Closed	(3,725,479)	(1,605,338)
Exercised	(44)	(4,741)

End of Period	20,381	265,508

Swap Contracts – Each Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors.

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Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces a Fund’s exposure to counterparty risk. A Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a

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greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. See each Fund’s Schedule of Investments, if applicable, for outstanding credit default swap contracts as of April 30, 2015.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because certain Funds holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. See each Fund’s Schedule of Investments, if applicable, for outstanding interest rate swap contracts as of April 30, 2015.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding total return swap contracts as of April 30, 2015.

d)	Additional Derivative Instrument Information:

Global Alpha Fund

Fair Value of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$10,911	$50,245	$273	$—	$—	$—	$61,429
Unrealized appreciation on foreign currency contracts	—	201,156	—	—	—	—	201,156
Unrealized appreciation on swap contracts(1)	62,238	—	53,810	—	—	—	116,048
Unrealized appreciation on futures contracts(2)	17,968	—	—	—	—	—	17,968

Total	$91,117	$251,401	$54,803	$—	$—	$—	$396,601

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$450,617	$—	$—	$—	$—	$450,617
Unrealized depreciation on swap contracts(1)	42,347	—	80,952	—	—	—	123,299
Unrealized depreciation on futures contracts(2)	28,932	—	—	—	—	—	28,932
Written options, market value	1,914	7,605	35	—	—	—	9,554

Total	$73,193	$458,222	$80,987	$—	$—	$—	$612,402

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The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$(3,765)	$111,451	$(4,153)	$—	$—	$—	$103,533
Net realized gain (loss) on written options	757	373	2,096	—	—	—	3,226
Net realized gain (loss) on futures	(378,365)	—	—	—	—	—	(378,365)
Net realized gain (loss) on swap contracts	217,860	—	53,076	—	—	—	270,936
Net realized gain (loss) on foreign currency contracts	—	311,763	—	—	—	—	311,763

Total	$(163,513)	$423,587	$51,019	$—	$—	$—	$311,093

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$7,193	$(15,832)	$616	$—	$—	$—	$(8,023)
Net change in unrealized appreciation (depreciation) of written options	2,242	(338)	439	—	—	—	2,343
Net change in unrealized appreciation (depreciation) of futures	134,196	—	—	—	—	—	134,196
Net change in unrealized appreciation (depreciation) of swap contracts	(32,235)	—	(14,609)	—	—	—	(46,844)
Net change in unrealized appreciation (depreciation) of foreign currency	—	(317,848)	—	—	—	—	(317,848)

Total	$111,396	$(334,018)	$(13,554)	$—	$—	$—	$(236,176)

Global Real Asset Fund

Fair Value of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$—	$13,500	$—	$13,500
Unrealized appreciation on foreign currency contracts	—	234,976	—	—	—	—	234,976
Unrealized appreciation on swap contracts(1)	40,606	—	—	28,304	—	—	68,910
Unrealized appreciation on futures contracts(2)	—	—	—	—	1,357,078	—	1,357,078

Total	$40,606	$234,976	$—	$28,304	$1,370,578	$—	$1,674,464

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$724,424	$—	$—	$—	$—	$724,424
Unrealized depreciation on swap contracts(1)	—	—	—	38,695	—	—	38,695
Unrealized depreciation on futures contracts(2)	—	—	—	—	1,576,744	—	1,576,744
Written options, market value	—	—	—	—	16,800	—	16,800

Total	$—	$724,424	$—	$38,695	$1,593,544	$—	$2,356,663

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April 30, 2015 (Unaudited)

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$—	$—	$—	$—	$(64,303)	$—	$(64,303)
Net realized gain (loss) on written options	—	—	—	—	14,365	—	14,365
Net realized gain (loss) on futures	19,124	—	—	—	(11,190,740)	—	(11,171,616)
Net realized gain (loss) on swap contracts	564	—	—	(642,273)	(44,823)	—	(686,532)
Net realized gain (loss) on foreign currency contracts	—	601,025	—	—	—	—	601,025

Total	$19,688	$601,025	$—	$(642,273)	$(11,285,501)	$—	$(11,307,061)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$—	$—	$—	$—	$10,685	$—	$10,685
Net change in unrealized appreciation (depreciation) of written options	—	—	—	—	14,105	—	14,105
Net change in unrealized appreciation (depreciation) of futures	(981)	—	—	—	4,360,708	—	4,359,727
Net change in unrealized appreciation (depreciation) of swap contracts	2,349	—	—	(787)	(6,319)	—	(4,757)
Net change in unrealized appreciation (depreciation) of foreign currency	—	(403,708)	—	—	—	—	(403,708)

Total	$1,368	$(403,708)	$—	$(787)	$4,379,179	$—	$3,976,052

Long/Short Global Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$78	$—	$—	$—	$—	$78

Total	$—	$78	$—	$—	$—	$—	$78

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$173	$—	$—	$—	$—	$173

Total	$—	$173	$—	$—	$—	$—	$173

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$1,870	$—	$—	$—	$—	$1,870

Total	$—	$1,870	$—	$—	$—	$—	$1,870

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(626)	$—	$—	$—	$—	$(626)

Total	$—	$(626)	$—	$—	$—	$—	$(626)

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Real Total Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$549,638	$—	$—	$549,638
Unrealized appreciation on foreign currency contracts	—	1,544,686	—	—	—	—	1,544,686
Unrealized appreciation on swap contracts(1)	199,819	—	—	17,294	—	—	217,113
Unrealized appreciation on futures contracts(2)	252,907	—	—	343,653	—	—	596,560

Total	$452,726	$1,544,686	$—	$910,585	$—	$—	$2,907,997

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$4,195,572	$—	$—	$—	$—	$4,195,572
Unrealized depreciation on swap contracts(1)	308,667	—	—	—	—	—	308,667
Unrealized depreciation on futures contracts(2)	284,313	—	—	1,818,998	—	—	2,103,311
Written options, market value	—	—	—	542,770	—	—	542,770

Total	$592,980	$4,195,572	$—	$2,361,768	$—	$—	$7,150,320

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$—	$32,203	$—	$(238,821)	$—	$—	$(206,618)
Net realized gain (loss) on written options	—	(39,754)	—	695,096	—	—	655,342
Net realized gain (loss) on futures	750,804	—	—	(349,035)	—	—	401,769
Net realized gain (loss) on swap contracts	(1,004,611)	—	(20,758)	(1,536,499)	—	—	(2,561,868)
Net realized gain (loss) on foreign currency contracts	—	10,009,346	—	—	—	—	10,009,346

Total	$(253,807)	$10,001,795	$(20,758)	$(1,429,259)	$—	$—	$8,297,971

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$—	$23,779	$—	$(80,028)	$—	$—	$(56,249)
Net change in unrealized appreciation (depreciation) of written options	—	(74,906)	—	15,558	—	—	(59,348)
Net change in unrealized appreciation (depreciation) of futures	(145,224)	—	—	(635,784)	—	—	(781,008)
Net change in unrealized appreciation (depreciation) of swap contracts	(108,848)	—	26,752	932,424	—	—	850,328
Net change in unrealized appreciation (depreciation) of foreign currency	—	(5,089,943)	—	—	—	—	(5,089,943)

Total	$(254,072)	$(5,141,070)	$26,752	$232,170	$—	$—	$(5,136,220)

(1)	Statements of Assets and Liabilities location: Unrealized appreciation (depreciation) on OTC swap contracts and Variation margin on financial derivative instruments
(2)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

e)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Funds’ custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of the Funds, or liabilities or payment obligations of the clearing brokers to the Funds, against any liabilities or payment obligations of the Funds to the clearing brokers. The Funds are required to deposit financial collateral (including

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cash collateral) at the Funds’ custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2015:

Global Alpha Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	201,156	(450,617)
Futures contracts	17,968	(28,932)
Purchased options and swaptions	61,429	—
Swap contracts	404,716	(213,758)
Written options and swaptions	—	(9,554)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	685,269	(702,861)

Derivatives not subject to a MNA	(91,135)	98,532

Total gross amount of assets and liabilities subject to MNA or similar agreements	594,134	(604,329)

Global Alpha Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	18,585	(18,585)	—	—	—
Barclays	3,176	(3,176)	—	—	—
BNP Paribas Securities Services	26,723	(4,931)	—	—	21,792
Citibank NA	13,425	(13,425)	—	—	—
Commonwealth Bank of Australia	2,654	(2,654)	—	—	—
Credit Suisse First Boston Corp.	2,557	(1,292)	—	—	1,265
Credit Suisse International	77,770	(15,326)	—	—	62,444
Deutsche Bank Securities, Inc.	69,042	(69,042)	—	—	—
Goldman Sachs & Co.	83,161	(83,161)	—	—	—
HSBC Bank USA	3,712	(3,712)	—	—	—
JP Morgan Chase & Co.	118,747	(43,397)	—	—	75,350
Morgan Stanley	94,648	(51,329)	—	—	43,319
National Australia Bank Limited	1,094	(1,094)	—	—	—
RBC Dominion Securities, Inc.	1,420	(1,420)	—	—	—
Standard Chartered Bank	2,100	(874)	—	—	1,226
State Street Global Markets LLC	66,495	(3,518)	—	—	62,977
UBS AG	8,811	(8,811)	—	—	—
Westpac International	14	(14)	—	—	—

Total	594,134	(325,761)	—	—	268,373

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Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(38,122)	18,585	—	—	(19,537)
Bank of Montreal	(6,810)	—	—	—	(6,810)
Barclays	(17,868)	3,176	—	—	(14,692)
BNP Paribas Securities Services	(4,931)	4,931	—	—	—
Citibank NA	(20,657)	13,425	—	—	(7,232)
Commonwealth Bank of Australia	(2,992)	2,654	—	—	(338)
Credit Suisse First Boston Corp.	(1,292)	1,292	—	—	—
Credit Suisse International	(15,326)	15,326	—	—	—
Deutsche Bank Securities, Inc.	(133,583)	69,042	—	—	(64,541)
Goldman Sachs & Co.	(157,460)	83,161	74,299	—	—
HSBC Bank USA	(30,008)	3,712	—	—	(26,296)
JP Morgan Chase & Co.	(43,397)	43,397	—	—	—
Morgan Stanley	(51,329)	51,329	—	—	—
National Australia Bank Limited	(2,040)	1,094	—	—	(946)
RBC Dominion Securities, Inc.	(23,298)	1,420	—	—	(21,878)
RBS Greenwich Capital	(11,532)	—	—	—	(11,532)
Standard Chartered Bank	(874)	874	—	—	—
State Street Global Markets LLC	(3,518)	3,518	—	—	—
Toronto-Dominion Bank	(273)	—	—	—	(273)
UBS AG	(38,994)	8,811	—	—	(30,183)
Westpac International	(25)	14	—	—	(11)

Total	$(604,329)	325,761	74,299	—	(204,269)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Global Real Asset Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	234,976	(724,424)
Futures contracts	1,357,078	(1,576,744)
Purchased options and swaptions	13,500	—
Swap contracts	68,910	(38,695)
Written options and swaptions	—	(16,800)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,674,464	(2,356,663)

Derivatives not subject to a MNA	(1,370,578)	1,593,544

Total gross amount of assets and liabilities subject to MNA or similar agreements	303,886	(763,119)

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Global Real Asset Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	40,606	—	—	—	40,606
Bank of Montreal	8,459	(8,459)	—	—	—
Deutsche Bank Securities, Inc.	4,837	(4,837)	—	—	—
Goldman Sachs & Co.	28,304	(28,304)	—	—	—
Standard Chartered Bank	4,855	—	—	—	4,855
State Street Global Markets LLC	180	—	—	—	180
UBS AG	216,645	(181,963)	—	—	34,682

Total	303,886	(223,563)	—	—	80,323

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of Montreal	(55,267)	8,459	—	—	(46,808)
Commonwealth Bank of Australia	(260)	—	—	—	(260)
Credit Suisse First Boston Corp.	(645)	—	—	—	(645)
Deutsche Bank Securities, Inc.	(367,417)	4,837	—	—	(362,580)
Goldman Sachs & Co.	(155,197)	28,304	—	17,940	(108,953)
Morgan Stanley	(247)	—	—	—	(247)
Toronto-Dominion Bank	(1,259)	—	—	—	(1,259)
UBS AG	(181,963)	181,963	—	—	—
Westpac International	(864)	—	—	—	(864)

Total	(763,119)	223,563	—	17,940	(521,616)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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Long/Short Global Equity Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	78	(173)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	78	(173)
Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	78	(173)

Long/Short Global Equity Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Westpac International	78	—	—	—	78

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Deutsche Bank Securities, Inc.	(169)	—	—	—	(169)
UBS AG	(4)	—	—	—	(4)

Total	(173)	—	—	—	(173)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Real Total Return Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	1,544,686	(4,195,572)
Futures contracts	596,560	(2,103,311)
Purchased options and swaptions	549,638	—
Swap contracts	217,113	(308,667)
Written options and swaptions	—	(542,770)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,907,997	(7,150,320)

Derivatives not subject to a MNA	(751,938)	2,574,307

Total gross amount of assets and liabilities subject to MNA or similar agreements	2,156,059	(4,576,013)

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Real Total Return Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	72,017	(72,017)	—	—	—
Bank of Montreal	17,046	—	—	—	17,046
Barclays	36,635	(36,635)	—	—	—
BNP Paribas Securities Services	30,952	(20,180)	—	—	10,772
Citibank NA	26,703	(26,703)	—	—	—
Commonwealth Bank of Australia	92,563	(92,563)	—	—	—
Credit Suisse First Boston Corp.	931	(931)	—	—	—
Credit Suisse International	9,516	—	—	—	9,516
Deutsche Bank Securities, Inc.	165,447	(165,447)	—	—	—
Goldman Sachs & Co.	255,656	(255,656)	—	—	—
HSBC Bank USA	61,858	(61,858)	—	—	—
JP Morgan Chase & Co.	659,304	(523,094)	—	(136,210)	—
Morgan Stanley	201,335	(201,335)	—	—	—
National Australia Bank Limited	73,714	(73,714)	—	—	—
RBC Dominion Securities, Inc.	40,176	(40,176)	—	—	—
RBS Greenwich Capital	84,886	(84,886)	—	—	—
Standard Chartered Bank	24,417	(24,417)	—	—	—
State Street Global Markets LLC	67,476	(1,659)	—	—	65,817
Toronto-Dominion Bank	92,767	(39,218)	—	—	53,549
UBS AG	135,493	(135,493)	—	—	—
Westpac International	7,167	—	—	—	7,167

Total	2,156,059	(1,855,982)	—	(136,210)	163,867

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Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(92,669)	72,017	—	—	(20,652)
Bank of New York Mellon	(9,242)	—	—	—	(9,242)
Barclays	(96,596)	36,635	—	—	(59,961)
BNP Paribas Securities Services	(20,180)	20,180	—	—	—
BOM	(7,591)	—	—	—	(7,591)
Citibank NA	(474,490)	26,703	—	—	(447,787)
Commonwealth Bank of Australia	(135,514)	92,563	—	—	(42,951)
Credit Suisse First Boston Corp.	(28,191)	931	—	—	(27,260)
Deutsche Bank Securities, Inc.	(599,240)	165,447	—	265,000	(168,793)
Goldman Sachs & Co.	(451,257)	255,656	—	195,601	—
HSBC Bank USA	(67,651)	61,858	—	—	(5,793)
JP Morgan Chase & Co.	(523,094)	523,094	—	—	—
Morgan Stanley	(294,553)	201,335	—	93,218	—
National Australia Bank Limited	(460,612)	73,714	—	—	(386,898)
RBC Dominion Securities, Inc.	(78,444)	40,176	—	—	(38,268)
RBS Greenwich Capital	(405,910)	84,886	—	—	(321,024)
Standard Chartered Bank	(110,066)	24,417	—	—	(85,649)
State Street Global Markets LLC	(1,659)	1,659	—	—	—
Toronto-Dominion Bank	(39,218)	39,218	—	—	—
UBS AG	(679,836)	135,493	—	—	(544,343)

Total	(4,576,013)	1,855,982	—	553,819	(2,166,212)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Each Fund’s investments expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

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If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2014, October 31, 2013 are as follows (as adjusted for dividends payable, if applicable):

Fund	Ordinary Income For the Year Ended October 31, 2014	Long-Term Capital Gains For the Year Ended October 31, 2014	Ordinary Income For the Year Ended October 31, 2013	Long - Term Capital Gains For the Year Ended October 31, 2013
Global Alpha Fund	$—	$—	$—	$—
Global Real Asset Fund	$3,585,108	$—	$3,806,005	$—
Long/Short Global Equity Fund	$—	$—	$—	$—
Real Total Return Fund	$—	$—	$—	$—

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As of October 31, 2014, the components of distributable earnings (deficit for each fund) on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Unrealized Appreciation (Depreciation) on Other Financial Instruments and Foreign Currency Transactions	Other Temporary Differences	Total Accumulated Earnings (Deficit)
Global Alpha Fund	$—	$—	$(794,573)	$18,920	$—	$—	$(775,653)
Global Real Asset Fund	$1,241,961	$—	$(26,382,547)	$(41,525,075)	$—	$—	$(66,665,661)
Long/Short Global Equity Fund	$—	$—	$(172,873)	$(481,447)	$—	$—	$(654,320)
Real Total Return Fund	$30,147	$3,494,301	$(1,629,981)	$(4,288,769)	$—	$—	$(2,394,302)

(1)	The Global Alpha Fund, Long/Short Global Equity Fund, and Real Total Return Fund include Late-Year Ordinary Losses. These amounts are $63,719, $12,640, and $1,629,981, respectively.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Global Alpha Fund	$(680,538)	$781,020	$(100,482)
Global Real Asset Fund	(1,897,716)	(2,138,232)	4,035,948
Long/Short Global Equity Fund	—	(842)	842
Real Total Return Fund	(22,471)	(1,819,191)	1,841,662

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration					Unlimited Short-Term Capital Loss Carryforward	Unlimited Long- Term Capital Loss Carryforward
Fund	2015	2016	2017	2018	2019
Global Alpha Fund	$—	$—	$—	$—	$—	$32,913	$697,941
Global Real Asset Fund	$—	$—	$—	$—	$6,682,380	$—	$19,700,167
Long/Short Global Equity Fund	$—	$—	$—	$—	$—	$160,233	$—
Real Total Return Fund	$—	$—	$—	$—	$—	$—	$—

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During the year ended October 31, 2014, the Global Alpha Fund utilized $178,323 of short term post RIC modernization capital loss carryforwards. The Global Real Asset Fund utilized $11,708,682 of long term post RIC modernization capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – Under provisions set forth by U.S. GAAP, the Adviser reviews each Fund’s tax positions for all open tax years. As of October 31, 2014, the Adviser had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax benefits relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Management Fee Rates
Global Alpha Fund	1.100% on first $500 million and;
1.090% on next $500 million and;
1.080% on next $1.5 billion and;
1.070% on next $2.5 billion and;
1.060% over $5 billion

Global Real Asset Fund	0.950% on first $250 million and;
0.930% on next $250 million and;
0.850% on next $500 million and;
0.780% on next $1.5 billion and;
0.750% on next $2.5 billion and;
0.710% over $5 billion

Long/Short Equity Income Fund	1.400% on first $1 billion and;
1.390% on next $1 billion and;
1.380% over $2 billion

Real Total Return Fund	1.200% on first $250 million and;
1.150% on next $250 million and;
1.100% on next $500 million and;
1.050% on next $1.5 billion and;
1.020% on next $2.5 billion and;
1.010% on next $5 billion and;
1.000% over $10 billion

The Global Alpha Fund’s management fee rate is adjusted based on the Global Alpha Fund’s performance relative to the cumulative investment record of its benchmark index (the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index) over the Performance Measurement Period. The accrual of this adjustment began in December 2013 and the first payment was made in January 2014. Prior to December 2013, only the base fee rate shown in the table applied.

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The Performance Measurement Period is the previous 36 months; however, until the Global Alpha Fund has been in operation for 36 months, the Performance Measurement Period equals the time that has elapsed since the Global Alpha Fund’s inception. The management fee rate paid to HFMC by the Global Alpha Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the management fee to the Global Alpha Fund’s average daily net assets during the previous month (“Base Fee Rate”), and (2) a performance fee adjustment (“Performance Adjustment”), calculated by applying a variable rate of up to 0.50% of the Global Alpha Fund’s average daily net assets during the applicable Performance Measurement Period. The Performance Adjustment may either increase the management fee owed to HFMC if the Global Alpha Fund outperforms the benchmark index, or may partially offset the management fee owed to HFMC if the Global Alpha Fund underperforms the benchmark index.

The investment performance of the Global Alpha Fund’s Class A Shares (excluding the frond-end sales load) for the Performance Measurement Period is used to calculate the Performance Adjustment. The Performance Adjustment is equivalent to 25% of the amount by which the Global Alpha Fund outperforms or underperforms the cumulative investment record of its benchmark index plus 1.15%. No Performance Adjustment is applied if the Global Alpha Fund’s investment performance is equal to the cumulative investment record of the Global Alpha Fund’s benchmark index plus 1.15% during the applicable Performance Measurement Period. The Performance Adjustment is calculated monthly in arrears, accrued throughout the month, and paid monthly. For the period November 1, 2014 through April 30, 2015, the Base Fee Rate represented an effective rate (excluding the impact of any expense waivers in effect, if applicable) of 1.10% of the Global Alpha Fund’s average daily net assets before a decrease of $69,927 (a ratio of 0.56% of the Global Alpha Fund’s average daily net assets) based on the Performance Adjustment. The Performance Adjustment amount is included as a component of the Investment management fees on the Statement of Operations. For more information on management fees, including the Performance Adjustment, please refer to the Global Alpha Fund’s prospectus.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Accounting Services Fee Rates
Global Alpha Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Global Real Asset Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Long/Short Global Equity Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Real Total Return Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

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c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2015, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 29, 2016 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
Global Alpha Fund	1.55%	2.30%	1.30%	1.85%	1.55%	1.25%	1.20%
Global Real Asset Fund	1.35%	2.10%	1.10%	1.60%	1.30%	1.05%	1.00%
Long/Short Global Equity Fund	1.90%	2.65%	1.65%	NA	NA	NA	1.50%
Real Total Return Fund	1.70%	2.45%	1.45%	2.00%	1.70%	1.40%	1.30%

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the period ended April 30, 2015, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

	Class A		Class C		Class I		Class R3	Class R4	Class R5	Class Y
Global Alpha Fund	1.27%		2.01%		1.02%		1.70%	1.40%	1.10%	1.00%
Global Real Asset Fund	1.20%		1.95%		0.95%		1.45%	1.15%	0.90%	0.85%
Long/Short Global Equity Fund	3.29	%(1)	4.03	%(1)	3.03	%(1)	—	—	—	3.14	%(1)
Real Total Return Fund	1.67%		2.43%		1.42%		2.00%	1.70%	1.32%	1.30%

(1)	Excluding the expenses not subject to cap, the ratio would have been 1.82%, 2.57%, 1.57% and 1.50% for Class A, Class C, Class I and Class Y, respectively.

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2015, HFD received front-end load sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Load Sales Charges	Contingent Deferred Sales Charges
Global Alpha Fund	$993	$—
Global Real Asset Fund	23,819	1,774
Long/Short Global Equity Fund	3,263	—
Real Total Return Fund	7,020	—	*

*	Total CDSC Includes Underwriter adjustment credits which may cause negative dollar amounts.

Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of each Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

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f)	Other Related Party Transactions – Certain officers of each Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period April 30, 2015, a portion of each Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2015, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class:

	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
Global Alpha Fund	91%	—	96%	79%	100%	100%	100%	82%
Global Real Asset Fund	—	—	—	—	—	—	—	—
Long/Short Global Equity Fund	90%	—	92%	46%	—	—	—	100%
Real Total Return Fund	17%	—	54%	58%	100%	100%	100%	—	%(1)

Percentage of Fund:

	Class A		Class B		Class C		Class I		Class R3		Class R4		Class R5		Class Y
Global Alpha Fund	17%		—		7%		8%		7%		8%		8%		34%
Global Real Asset Fund	—		—		—		—		—		—		—		—
Long/Short Global Equity Fund	22%		—		11%		11%		—		—		—		39%
Real Total Return Fund	—	%(1)	—	%(1)	—	%(1)	—	%(1)	—	%(1)	—	%(1)	—	%(1)	—	%(1)

(1)	Percentage rounds to zero.

9.	Investment Transactions:

For the six-month period ended April 30, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Governments
Global Alpha Fund	$12,766,265	$6,507,911
Global Real Asset Fund	$248,297,148	$247,213,656
Long/Short Global Equity Fund	$13,197,861	$13,051,074
Real Total Return Fund	$79,627,699	$89,933,426

	Cost of Purchases U.S. Government Obligations	Sales Proceeds U.S. Governments
Global Alpha Fund	$11,674,594	$12,660,361
Global Real Asset Fund	$6,476,178	$25,521,838
Long/Short Global Equity Fund	$—	$—
Real Total Return Fund	$—	$2,034,421

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	Total Cost of Purchases	Total Sales Proceeds
Global Alpha Fund	$24,440,859	$19,168,272
Global Real Asset Fund	$254,773,326	$272,735,494
Long/Short Global Equity Fund	$13,197,861	$13,051,074
Real Total Return Fund	$79,627,699	$91,967,847

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2015, and the year ended October 31, 2014:

Global Alpha Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,536	$24,043	29,220	$279,798
Shares Redeemed	(12,364)	(117,717)	(300,847)	(2,888,861)

Net Increase (Decrease)	(9,828)	(93,674)	(271,627)	(2,609,063)

Class C
Shares Sold	2,309	$21,590	6,238	$59,294
Shares Redeemed	(1,600)	(15,086)	(7,108)	(66,740)

Net Increase (Decrease)	709	6,504	(870)	(7,446)

Class I
Shares Sold	509	$4,847	55,016	$525,492
Shares Redeemed	(5,345)	(51,083)	(11,715)	(112,321)

Net Increase (Decrease)	(4,836)	(46,236)	43,301	413,171

Class R3
Shares Sold	—	$—	—	$180

Net Increase (Decrease)	—	—	—	180

Class R5
Shares Sold	—	$—	167	$1,740
Shares Redeemed	—	—	(167)	(1,600)

Net Increase (Decrease)	—	—	—	140

Class Y
Shares Sold	13,553	$129,633	338,065	$3,254,939
Shares Redeemed	(11,893)	(114,118)	(759,379)	(7,277,286)

Net Increase (Decrease)	1,660	15,515	(421,314)	(4,022,347)

Total Net Increase (Decrease)	(12,295)	$(117,891)	(650,510)	$(6,225,365)

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Global Real Asset Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	143,365	$1,314,274	387,864	$4,079,122
Shares Issued for Reinvested Dividends	2,288	20,935	20,083	205,046
Shares Redeemed	(1,330,067)	(12,175,741)	(2,638,338)	(27,416,535)

Net Increase (Decrease)	(1,184,414)	(10,840,532)	(2,230,391)	(23,132,367)

Class C
Shares Sold	36,111	$330,923	67,448	$698,277
Shares Redeemed	(426,225)	(3,866,524)	(1,079,705)	(11,066,130)

Net Increase (Decrease)	(390,114)	(3,535,601)	(1,012,257)	(10,367,853)

Class I
Shares Sold	323,226	$3,000,396	811,872	$8,699,143
Shares Issued for Reinvested Dividends	9,928	90,745	33,437	341,058
Shares Redeemed	(2,254,147)	(21,333,749)	(2,463,265)	(25,670,477)

Net Increase (Decrease)	(1,920,993)	(18,242,608)	(1,617,956)	(16,630,276)

Class R3
Shares Sold	1,755	$16,326	3,089	$32,238
Shares Issued for Reinvested Dividends	—	—	68	703
Shares Redeemed	(10,946)	(103,726)	(3,615)	(36,885)

Net Increase (Decrease)	(9,191)	(87,400)	(458)	(3,944)

Class R4
Shares Sold	104,302	$964,057	116,789	$1,212,329
Shares Issued for Reinvested Dividends	440	4,033	1,765	18,052
Shares Redeemed	(143,378)	(1,310,129)	(67,425)	(706,818)

Net Increase (Decrease)	(38,636)	(342,039)	51,129	523,563

Class R5
Shares Sold	11,972	$110,818	16,541	$172,235
Shares Issued for Reinvested Dividends	271	2,482	334	3,415
Shares Redeemed	(6,492)	(59,408)	(8,290)	(85,897)

Net Increase (Decrease)	5,751	53,892	8,585	89,753

Class Y
Shares Sold	4,728,841	$43,432,058	6,408,009	$66,857,649
Shares Issued for Reinvested Dividends	172,095	1,574,670	272,617	2,783,420
Shares Redeemed	(4,985,180)	(46,513,297)	(11,260,107)	(118,296,323)

Net Increase (Decrease)	(84,244)	(1,506,569)	(4,579,481)	(48,655,254)

Total Net Increase (Decrease)	(3,621,841)	$(34,500,857)	(9,380,829)	$(98,176,378)

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April 30, 2015 (Unaudited)

Long/Short Global Equity Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014 (1)
	Shares	Amount	Shares	Amount
Class A
Shares Sold	40,308	$418,524	402,609	$4,026,306

Net Increase (Decrease)	40,308	418,524	402,609	4,026,306

Class C
Shares Sold	11,296	$112,564	208,642	$2,085,386
Shares Redeemed	(1,361)	(13,384)	—	—

Net Increase (Decrease)	9,935	99,180	208,642	2,085,386

Class I
Shares Sold	33,503	$339,227	414,264	$4,134,834
Shares Redeemed	(5,080)	(53,025)	—	—

Net Increase (Decrease)	28,423	286,202	414,264	4,134,834

Class Y
Shares Sold	—	$—	700,001	$7,000,010

Net Increase (Decrease)	—	—	700,001	7,000,010

Total Net Increase (Decrease)	78,666	$803,906	1,725,516	$17,246,536

(1)	Commenced operations on August 20, 2014.

Real Total Return Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014 (1)
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,523	$54,322	65,392	$688,946
Shares Issued for Reinvested Dividends	1,961	18,693	—	—
Shares Redeemed	(5,185)	(51,802)	(6,261)	(66,982)

Net Increase (Decrease)	2,299	21,213	59,131	621,964

Class C
Shares Sold	6,364	$63,128	12,930	$130,507
Shares Issued for Reinvested Dividends	500	4,729	—	—
Shares Redeemed	(62)	(631)	(747)	(7,811)

Net Increase (Decrease)	6,802	67,226	12,183	122,696

Class I
Shares Sold	24,088	$236,068	15,571	$158,424
Shares Issued for Reinvested Dividends	439	4,201	—	—
Shares Redeemed	(20,216)	(198,158)	(1,932)	(20,804)

Net Increase (Decrease)	4,311	42,111	13,639	137,620

Class R3
Shares Sold	—	$—	10,001	$100,010
Shares Issued for Reinvested Dividends	344	3,263	—	—

Net Increase (Decrease)	344	3,263	10,001	100,010

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April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014 (1)
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	—	$—	10,001	$100,008
Shares Issued for Reinvested Dividends	343	3,263	—	—

Net Increase (Decrease)	343	3,263	10,001	100,008

Class R5
Shares Sold	—	$—	10,001	$100,010
Shares Issued for Reinvested Dividends	342	3,263	—	—

Net Increase (Decrease)	342	3,263	10,001	100,010

Class Y
Shares Sold	490,138	$4,766,133	14,397,815	$149,081,015
Shares Issued for Reinvested Dividends	361,603	3,456,926	—	—
Shares Redeemed	(1,502,727)	(14,980,084)	(3,692,572)	(39,130,545)

Net Increase (Decrease)	(650,986)	(6,757,025)	10,705,243	109,950,470

Total Net Increase (Decrease)	(636,545)	$(6,616,686)	10,820,199	$111,132,778

(1)	Commenced operations on November 29, 2013.

11.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2015, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. Discovery is ongoing. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment.

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April 30, 2015 (Unaudited)

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

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Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Global Alpha Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$9.49	$(0.02)	$0.04	$0.02	$—	$—	$—	$—	$9.51	0.21	%(4)	$4,664	1.27	%(5)	1.27	%(5)	(0.46	)%(5)	132%
C	9.36	(0.06)	0.04	(0.02)	—	—	—	—	9.34	(0.11	)(4)	1,944	2.01	(5)	2.01	(5)	(1.21	)(5)	132
I	9.54	(0.01)	0.04	0.03	—	—	—	—	9.57	0.31	(4)	2,422	1.02	(5)	1.02	(5)	(0.21	)(5)	132
R3	9.42	(0.04)	0.04	—	—	—	—	—	9.42	—	(4)	1,883	1.70	(5)	1.70	(5)	(0.89	)(5)	132
R4	9.47	(0.03)	0.04	0.01	—	—	—	—	9.48	0.11	(4)	1,897	1.40	(5)	1.40	(5)	(0.59	)(5)	132
R5	9.52	(0.01)	0.04	0.03	—	—	—	—	9.55	0.32	(4)	1,910	1.10	(5)	1.10	(5)	(0.29	)(5)	132
Y	9.54	(0.01)	0.04	0.03	—	—	—	—	9.57	0.31	(4)	10,459	1.00	(5)	1.00	(5)	(0.19	)(5)	132

For the Year Ended October 31, 2014
A	$9.55	$(0.05)	$(0.01)	$(0.06)	$—	$—	$—	$—	$9.49	(0.63)%		$4,747	1.44%		1.44%		(0.53)%		386%
C	9.48	(0.12)	—	(0.12)	—	—	—	—	9.36	(1.27)		1,941	2.14		2.14		(1.25)		386
I	9.57	(0.02)	(0.01)	(0.03)	—	—	—	—	9.54	(0.31)		2,460	1.13		1.13		(0.25)		386
R3	9.51	(0.09)	—	(0.09)	—	—	—	—	9.42	(0.95)		1,883	1.83		1.83		(0.94)		386
R4	9.54	(0.06)	(0.01)	(0.07)	—	—	—	—	9.47	(0.73)		1,894	1.53		1.53		(0.64)		386
R5	9.56	(0.03)	(0.01)	(0.04)	—	—	—	—	9.52	(0.42)		1,905	1.23		1.23		(0.34)		386
Y	9.57	(0.02)	(0.01)	(0.03)	—	—	—	—	9.54	(0.31)		10,407	1.15		1.15		(0.25)		386

For the Period Ended October 31, 2013(6)
A	$10.00	$(0.08)	$(0.37)	$(0.45)	$—	$—	$—	$—	$9.55	(4.50	)%(4)	$7,371	1.88	%(5)	1.47	%(5)	(0.90	)%(5)	384	%(4)
C	10.00	(0.14)	(0.38)	(0.52)	—	—	—	—	9.48	(5.20	)(4)	1,975	2.62	(5)	2.21	(5)	(1.65	)(5)	384	(4)
I	10.00	(0.06)	(0.37)	(0.43)	—	—	—	—	9.57	(4.30	)(4)	2,055	1.64	(5)	1.23	(5)	(0.69	)(5)	384	(4)
R3	10.00	(0.11)	(0.38)	(0.49)	—	—	—	—	9.51	(4.90	)(4)	1,903	2.32	(5)	1.85	(5)	(1.30	)(5)	384	(4)
R4	10.00	(0.09)	(0.37)	(0.46)	—	—	—	—	9.54	(4.60	)(4)	1,908	2.02	(5)	1.55	(5)	(1.00	)(5)	384	(4)
R5	10.00	(0.06)	(0.38)	(0.44)	—	—	—	—	9.56	(4.40	)(4)	1,913	1.72	(5)	1.25	(5)	(0.70	)(5)	384	(4)
Y	10.00	(0.05)	(0.38)	(0.43)	—	—	—	—	9.57	(4.30	)(4)	14,476	1.61	(5)	1.20	(5)	(0.62	)(5)	384	(4)

The accompanying notes are an integral part of these financial statements.

103

Hartford Funds – Alternative Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Global Real Asset Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$9.85	$0.09	$(0.42)	$(0.33)	$(0.01)	$—	$—	$(0.01)	$9.51	(3.40	)%(4)	$31,749	1.64	%(5)	1.20	%(5)	1.91	%(5)	78%
C	9.70	(0.01)	(0.36)	(0.37)	—	—	—	—	9.33	(3.81	)(4)	13,084	2.39	(5)	1.95	(5)	(0.18	)(5)	78
I	9.87	0.03	(0.36)	(0.33)	(0.04)	—	—	(0.04)	9.50	(3.35	)(4)	27,157	1.32	(5)	0.95	(5)	0.71	(5)	78
R3	9.89	—	(0.35)	(0.35)	—	—	—	—	9.54	(3.54	)(4)	180	2.02	(5)	1.46	(5)	(0.08	)(5)	78
R4	9.88	0.01	(0.35)	(0.34)	(0.01)	—	—	(0.01)	9.53	(3.39	)(4)	3,187	1.59	(5)	1.15	(5)	0.26	(5)	78
R5	9.89	0.13	(0.46)	(0.33)	(0.05)	—	—	(0.05)	9.51	(3.35	)(4)	551	1.31	(5)	0.90	(5)	2.90	(5)	78
Y	9.89	0.03	(0.36)	(0.33)	(0.05)	—	—	(0.05)	9.51	(3.31	)(4)	300,662	1.19	(5)	0.85	(5)	0.66	(5)	78

For the Year Ended October 31, 2014
A	$10.30	$0.08	$(0.49)	$(0.41)	$(0.04)	$—	$—	$(0.04)	$9.85	(4.03)%		$44,562	1.58%		1.35%		0.76%		162%
C	10.18	—	(0.48)	(0.48)	—	—	—	—	9.70	(4.72)		17,382	2.31		2.10		0.01		162
I	10.33	0.11	(0.50)	(0.39)	(0.07)	—	—	(0.07)	9.87	(3.76)		47,168	1.21		1.06		1.03		162
R3	10.35	0.05	(0.48)	(0.43)	(0.03)	—	—	(0.03)	9.89	(4.20)		277	1.93		1.60		0.49		162
R4	10.34	0.08	(0.48)	(0.40)	(0.06)	—	—	(0.06)	9.88	(3.91)		3,686	1.55		1.30		0.79		162
R5	10.35	0.11	(0.49)	(0.38)	(0.08)	—	—	(0.08)	9.89	(3.72)		516	1.26		1.05		1.05		162
Y	10.34	0.12	(0.49)	(0.37)	(0.08)	—	—	(0.08)	9.89	(3.58)		313,337	1.15		1.00		1.11		162

For the Year Ended October 31, 2013
A	$10.68	$(0.04)	$(0.27)	$(0.31)	$(0.07)	$—	$—	$(0.07)	$10.30	(2.98)%		$69,554	1.52%		1.30%		(0.35)%		147%
C	10.58	(0.11)	(0.29)	(0.40)	—	—	—	—	10.18	(3.78)		28,546	2.24		2.05		(1.08)		147
I	10.72	—	(0.29)	(0.29)	(0.10)	—	—	(0.10)	10.33	(2.78)		66,061	1.19		1.05		(0.04)		147
R3	10.69	0.17	(0.51)	(0.34)	—	—	—	—	10.35	(3.18)		295	1.86		1.53		1.66		147
R4	10.71	0.17	(0.49)	(0.32)	(0.05)	—	—	(0.05)	10.34	(3.00)		3,331	1.50		1.27		1.65		147
R5	10.73	0.21	(0.50)	(0.29)	(0.09)	—	—	(0.09)	10.35	(2.76)		451	1.20		1.01		1.98		147
Y	10.73	0.12	(0.41)	(0.29)	(0.10)	—	—	(0.10)	10.34	(2.74)		375,280	1.09		0.98		1.14		147

For the Year Ended October 31, 2012
A	$11.05	$0.03	$(0.31)	$(0.28)	$(0.09)	$—	$—	$(0.09)	$10.68	(2.50)%		$114,692	1.52%		1.17%		0.28%		167%
C	10.96	(0.05)	(0.30)	(0.35)	(0.03)	—	—	(0.03)	10.58	(3.20)		52,906	2.23		1.91		(0.46)		167
I	11.09	0.06	(0.31)	(0.25)	(0.12)	—	—	(0.12)	10.72	(2.26)		75,179	1.22		0.91		0.53		167
R3	11.04	—	(0.30)	(0.30)	(0.05)	—	—	(0.05)	10.69	(2.75)		1,964	1.84		1.43		0.01		167
R4	11.07	0.03	(0.30)	(0.27)	(0.09)	—	—	(0.09)	10.71	(2.44)		3,135	1.56		1.15		0.30		167
R5	11.10	0.06	(0.31)	(0.25)	(0.12)	—	—	(0.12)	10.73	(2.19)		2,062	1.23		0.90		0.54		167
Y	11.10	0.04	(0.28)	(0.24)	(0.13)	—	—	(0.13)	10.73	(2.14)		256,693	1.19		0.90		0.38		167

For the Year Ended October 31, 2011
A	$11.06	$0.09	$0.03	$0.12	$(0.06)	$(0.07)	$—	$(0.13)	$11.05	1.08%		$155,876	1.55%		1.04%		0.82%		145%
C	11.02	0.01	0.05	0.06	(0.05)	(0.07)	—	(0.12)	10.96	0.46		81,736	2.27		1.76		0.13		145
I	11.07	0.14	0.02	0.16	(0.07)	(0.07)	—	(0.14)	11.09	1.41		135,558	1.25		0.74		1.22		145
R3	11.04	0.06	0.04	0.10	(0.03)	(0.07)	—	(0.10)	11.04	0.90		2,001	1.87		1.30		0.52		145
R4	11.06	0.09	0.04	0.13	(0.05)	(0.07)	—	(0.12)	11.07	1.15		1,846	1.57		1.00		0.81		145
R5	11.07	0.13	0.04	0.17	(0.07)	(0.07)	—	(0.14)	11.10	1.49		1,871	1.26		0.70		1.10		145
Y	11.07	0.12	0.05	0.17	(0.07)	(0.07)	—	(0.14)	11.10	1.52		70,019	1.16		0.65		1.06		145

For the Year Ended October 31, 2010(7)
A	$10.00	$0.01	$1.05	$1.06	$—	$—	$—	$—	$11.06	10.60	%(4)	$26,248	1.62	%(5)	0.96	%(5)	0.13	%(5)	20	%(4)
C	10.00	(0.03)	1.05	1.02	—	—	—	—	11.02	10.20	(4)	8,650	2.38	(5)	1.72	(5)	(0.61	)(5)	20	(4)
I	10.00	0.01	1.06	1.07	—	—	—	—	11.07	10.70	(4)	10,821	1.45	(5)	0.79	(5)	0.33	(5)	20	(4)
R3	10.00	(0.01)	1.05	1.04	—	—	—	—	11.04	10.40	(4)	2,208	2.01	(5)	1.31	(5)	(0.21	)(5)	20	(4)
R4	10.00	—	1.06	1.06	—	—	—	—	11.06	10.60	(4)	2,211	1.71	(5)	1.01	(5)	0.09	(5)	20	(4)
R5	10.00	0.02	1.05	1.07	—	—	—	—	11.07	10.70	(4)	2,214	1.41	(5)	0.71	(5)	0.39	(5)	20	(4)
Y	10.00	0.03	1.04	1.07	—	—	—	—	11.07	10.70	(4)	11,643	1.32	(5)	0.66	(5)	0.43	(5)	20	(4)

The accompanying notes are an integral part of these financial statements.

104

Hartford Funds – Alternative Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Long/Short Global Equity Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$9.62	$(0.08)	$0.82	$0.74	$—	$—	$—	$—	$10.36	7.69	%(4)	$4,590	3.72	%(5)	3.29	%(5)(8)	(1.68	)%(5)	126%
C	9.61	(0.12)	0.82	0.70	—	—	—	—	10.31	7.28	(4)	2,254	4.46	(5)	4.03	(5)(8)	(2.41	)(5)	126
I	9.62	(0.07)	0.83	0.76	—	—	—	—	10.38	7.80	(4)	4,594	3.46	(5)	3.04	(5)(8)	(1.41	)(5)	126
Y	9.62	(0.07)	0.83	0.76	—	—	—	—	10.38	7.90	(4)	7,269	3.64	(5)	3.14	(5)(8)	(1.33	)(5)	126
For the Period Ended October 31, 2014(9)
A	$10.00	$(0.01)	$(0.37)	$(0.38)	$—	$—	$—	$—	$9.62	(3.80	)%(4)	$3,871	3.32	%(5)	2.86	%(5)(10)	(0.84	)%(5)	32	%(4)
C	10.00	(0.03)	(0.36)	(0.39)	—	—	—	—	9.61	(3.90	)(4)	2,004	4.07	(5)	3.61	(5)(10)	(1.60	)(5)	32	(4)
I	10.00	(0.01)	(0.37)	(0.38)	—	—	—	—	9.62	(3.80	)(4)	3,984	3.08	(5)	2.62	(5)(10)	(0.73	)(5)	32	(4)
Y	10.00	(0.01)	(0.37)	(0.38)	—	—	—	—	9.62	(3.80	)(4)	6,733	3.08	(5)	2.62	(5)(10)	(0.59	)(5)	32	(4)

Hartford Real Total Return Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$10.11	$0.03	$0.36	$0.39	$—	$(0.33)	$—	$(0.33)	$10.17	4.04	%(4)	$625	1.72	%(5)	1.67	%(5)	0.65	%(5)	90%
C	10.04	0.02	0.33	0.35	—	(0.33)	—	(0.33)	10.06	3.76	(4)	191	2.50	(5)	2.43	(5)	0.46	(5)	90
I	10.15	0.02	0.38	0.40	—	(0.33)	—	(0.33)	10.22	4.12	(4)	183	1.42	(5)	1.42	(5)	0.50	(5)	90
R3	10.08	0.02	0.35	0.37	—	(0.33)	—	(0.33)	10.12	3.85	(4)	105	2.08	(5)	2.00	(5)	0.45	(5)	90
R4	10.10	0.04	0.35	0.39	—	(0.33)	—	(0.33)	10.16	4.04	(4)	105	1.79	(5)	1.70	(5)	0.76	(5)	90
R5	10.13	0.06	0.35	0.41	—	(0.33)	—	(0.33)	10.21	4.23	(4)	106	1.49	(5)	1.32	(5)	1.13	(5)	90
Y	10.14	0.05	0.36	0.41	—	(0.33)	—	(0.33)	10.22	4.23	(4)	102,726	1.39	(5)	1.30	(5)	0.97	(5)	90

For the Period Ended October 31, 2014(11)
A	$10.00	$0.04	$0.07	$0.11	$—	$—	$—	$—	$10.11	1.10	%(4)	$598	1.70	%(5)	1.65	%(5)	0.42	%(5)	305	%(4)
C	10.00	(0.05)	0.09	0.04	—	—	—	—	10.04	0.40	(4)	122	2.41	(5)	2.36	(5)	(0.56	)(5)	305	(4)
I	10.00	0.17	(0.02)	0.15	—	—	—	—	10.15	1.50	(4)	138	1.39	(5)	1.34	(5)	1.68	(5)	305	(4)
R3	10.00	(0.01)	0.09	0.08	—	—	—	—	10.08	0.80	(4)	101	2.05	(5)	2.00	(5)	(0.11	)(5)	305	(4)
R4	10.00	0.02	0.08	0.10	—	—	—	—	10.10	1.00	(4)	101	1.75	(5)	1.70	(5)	0.18	(5)	305	(4)
R5	10.00	0.05	0.08	0.13	—	—	—	—	10.13	1.30	(4)	101	1.45	(5)	1.40	(5)	0.48	(5)	305	(4)
Y	10.00	0.06	0.08	0.14	—	—	—	—	10.14	1.40	(4)	108,553	1.35	(5)	1.30	(5)	0.57	(5)	305	(4)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Commenced operations on December 14, 2012.
(7)	Commenced operations on May 28, 2010.
(8)	Excluding the expenses not subject to cap, the ratio would have been 1.82%, 2.57%, 1.57% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(9)	Commenced operations on August 29, 2014.
(10)	Excluding the expenses not subject to cap, the ratio would have been 1.74%, 2.49%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(11)	Commenced operations on November 29, 2013.

The accompanying notes are an integral part of these financial statements.

105

Hartford Funds – Alternative Funds

Directors and Officers (Unaudited)

The Board of Directors of the Company (the “Directors”) appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. (“The Hartford”) are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and one of the Company’s Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves a Director of a Director of Aberdeen Global and Aberdeen Global II (Investment Funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corp. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College.

106

Hartford Funds – Alternative Funds

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as the Treasurer of HFMG. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund and the Retail Funds from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

107

Hartford Funds – Alternative Funds

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Funds Forms N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

108

Hartford Funds – Alternative Funds

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2014 through April 30, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Hartford Global Alpha Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,002.10	$6.30	$1,000.00	$1,018.50	$6.36	1.27%	181	365
Class C	$1,000.00	$998.90	$9.96	$1,000.00	$1,014.83	$10.04	2.01%	181	365
Class I	$1,000.00	$1,003.10	$5.07	$1,000.00	$1,019.74	$5.11	1.02%	181	365
Class R3	$1,000.00	$1,000.00	$8.43	$1,000.00	$1,016.36	$8.50	1.70%	181	365
Class R4	$1,000.00	$1,001.10	$6.95	$1,000.00	$1,017.85	$7.00	1.40%	181	365
Class R5	$1,000.00	$1,003.20	$5.46	$1,000.00	$1,019.34	$5.51	1.10%	181	365
Class Y	$1,000.00	$1,003.10	$4.97	$1,000.00	$1,019.84	$5.01	1.00%	181	365

109

Hartford Funds – Alternative Funds

Expense Example (Unaudited) – (continued)

The Hartford Global Real Asset Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$966.00	$5.85	$1,000.00	$1,018.84	$6.01	1.20%	181	365
Class C	$1,000.00	$961.90	$9.49	$1,000.00	$1,015.13	$9.74	1.95%	181	365
Class I	$1,000.00	$966.50	$4.63	$1,000.00	$1,020.08	$4.76	0.95%	181	365
Class R3	$1,000.00	$964.60	$7.11	$1,000.00	$1,017.56	$7.30	1.46%	181	365
Class R4	$1,000.00	$966.10	$5.61	$1,000.00	$1,019.09	$5.76	1.15%	181	365
Class R5	$1,000.00	$966.50	$4.39	$1,000.00	$1,020.33	$4.51	0.90%	181	365
Class Y	$1,000.00	$966.90	$4.15	$1,000.00	$1,020.58	$4.26	0.85%	181	365

Hartford Long/Short Global Equity Fund

	Actual Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015		Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$	,076.90	$16.94	$1,000.00	$1,008.48	$16.38	3.29%	181	365
Class C	$1,000.00		$1,072.80	$20.71	$1,000.00	$1,004.81	$20.03	4.03%	181	365
Class I	$1,000.00		$1,078.00	$15.66	$1,000.00	$1,009.72	$15.15	3.04%	181	365
Class Y	$1,000.00		$1,079.00	$16.19	$1,000.00	$1,009.22	$15.64	3.14%	181	365

Hartford Real Total Return Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,040.40	$8.45	$1,000.00	$1,016.51	$8.35	1.67%	181	365
Class C	$1,000.00	$1,037.60	$12.28	$1,000.00	$1,012.74	$12.13	2.43%	181	365
Class I	$1,000.00	$1,041.20	$7.19	$1,000.00	$1,017.75	$7.10	1.42%	181	365
Class R3	$1,000.00	$1,038.50	$10.11	$1,000.00	$1,014.88	$9.99	2.00%	181	365
Class R4	$1,000.00	$1,040.40	$8.60	$1,000.00	$1,016.36	$8.50	1.70%	181	365
Class R5	$1,000.00	$1,042.30	$6.68	$1,000.00	$1,018.25	$6.61	1.32%	181	365
Class Y	$1,000.00	$1,042.30	$6.58	$1,000.00	$1,018.35	$6.51	1.30%	181	365

110

Hartford Funds – Alternative Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Asset Allocation Strategy Risk: (Global Alpha Fund and Real Total Return Fund only) The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Cayman Subsidiary Risk: (Global Real Asset Fund only) Investing in a Cayman Islands subsidiary exposes the Fund to the risks associated with the subsidiary and its investments.

Commodities Risk: (Global Real Asset Fund only) Investments in commodities may be more volatile than investments in traditional securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Fixed Income Risk: Each Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: (Global Alpha Fund only) Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Inflation Protected Securities Risk: (Real Total Return Fund only) The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

Junk Bond Risk: (Global Alpha Fund and Global Real Asset Fund only) Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Market, Selection and Strategy Risk: Each Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mortgage-Backed Securities Risk: (Real Total Return Fund only) Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Natural Resources Risk: (Global Real Asset Fund only) Investments in the natural resources sector include liquidity risk and risk of loss if there are adverse developments in the sector.

Performance Fee Risk: (Global Alpha Fund only) The use of a Treasury bill index to calculate the Fund’s performance fee could result in the Fund paying higher management fees than if the Fund limited its investments to U.S. Treasury bills and other short-term instruments.

Quantitative Analysis Risk: (Global Alpha Fund and Long/Short Global Equity Fund only) Each Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Short Sales and Leverage Risk: (Long/Short Global Equity Fund only) When selling a borrowed security, the Fund will lose money if it must repurchase the security at a higher price than it received for the borrowed security. The potential loss is theoretically unlimited. The Fund’s use of leverage may not be successful, may increase the volatility of the Fund’s returns, and could cause the Fund to underperform.

Small-Cap Stock Risk: (Long/Short Global Equity Fund only) Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Structured Securities Risk: (Real Total Return Fund only) Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, which may make them difficult to value and sell.

111

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC

Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-ALT15 6/15 117961 Printed in U.S.A.	hartfordfunds.com

Item 2. Code of Ethics.

    Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

    Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

    Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

    Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

    Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

    Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

    Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There have been changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (“internal controls”) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting. The internal controls were revised to reflect that State Street Bank and Trust Company now provides certain administrative and accounting services to the registrant.

Item 12. Exhibits.

(a)(1)	Not applicable
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached herewith.
(a)(3)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: July 9, 2015	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 9, 2015	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: July 9, 2015	By:	/s/ Michael Flook
Michael Flook, Vice President,
Treasurer and Controller